UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

MET INVESTORS SERIES TRUST

(Exact name of registrant as specified in charter)

5 Park Plaza, Suite 1900

Irvine, CA 92614

(Address of principal executive offices) (Zip code)

(Name and Address of Agent for Service)	Copy to:
Elizabeth M. Forget President Met Investors Series Trust 5 Park Plaza, Suite 1900 Irvine, CA 92614	David C. Mahaffey, Esq. Sullivan & Worcester LLP 1666 K Street, N.W., Suite 700 Washington, D.C. 20006

Registrant’s telephone number, including area code: (800) 848-3854

Date of fiscal year end: December 31

Date of reporting period: December 31, 2011

Item 1: Report to Shareholders.

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust AllianceBernstein Global Dynamic Allocation Portfolio Annual Report	December 31, 2011

MetLife eDelivery

MetLife

WOULDN'T IT BE **GREAT TO:**

- Get rid of all that paper?
- Access important documents whenever you want?
- Conveniently receive valuable information online?

© 2011 PNTS

Get it all with MetLife eDelivery!

MetLife's eDelivery service is your resource for electronic delivery of your prospectuses and, if applicable, semiannual and annual reports, and other information. Available to clients of Metropolitan Life Insurance Company, First MetLife Investors Insurance Company, General American Life Insurance Company, MetLife Investors Insurance Company, MetLife Investors USA Insurance Company, MetLife Insurance Company of Connecticut and New England Life Insurance Company.

Why sign up for MetLife eDelivery?

- **It's Free*** – No cost to enroll or use the service.
- **It's Paperless** – We'll send you an e-mail when your documents are available.
- **It's Easy** – Enrollment takes just a few minutes.

How do you sign up?

Just type **www.metlife-edelivery.com** to get to MetLife's online registration form. The form takes only a few minutes to complete. Please note, for jointly owned contracts, both owners will need to register in order to eliminate paper delivery.

* Your internet provider may impose fees for this service.

✔ The solution to all your eDelivery needs is **just a few mouse clicks away!**

eDelivery
NOT PART OF THE FUND REPORT

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Manager Commentary*

Performance

Since its inception on May 2, 2011, the Class B shares of the AllianceBernstein Global Dynamic Allocation Portfolio returned -1.72%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.42%.

Market Environment/Conditions

Equity markets were extremely volatile in 2011, as the European sovereign-debt crisis cast a shadow over the global economy. After rising early in the year, stocks fell sharply for five straight months through September, then posted a late rally as European leaders stepped up efforts to stem the crisis. The fourth quarter showed how quickly markets can rally when sentiment turns. But even after the MSCI World Index rose over 7% in the fourth quarter, it was still down almost (6%) for the full year.

The stock market enjoyed a fourth quarter rebound as domestic political and double dip recession concerns that plagued the markets in the third quarter faded from memory. In spite of significant headwinds that remain in Europe and a slowing Chinese economy, the S&P 500 surged nearly 12% in the quarter, ending up 2% for the full year. While domestic stocks yielded modestly positive returns for the year, international stocks were not so fortunate. The MSCI EAFE Index was down (12%) for the year, while emerging markets stocks fell further, losing (18%) for the year.

Despite the downgrade of the U.S. credit rating, the 10-year Treasury yield ended the year at 1.9%, well-below the expected inflation rate. Investment-grade bonds performed well, resulting in the Barclays Capital U.S. Aggregate Bond Index returning nearly 8% for the year.

Portfolio Review/Year-End Positioning

The Portfolio outperformed the Dow Jones Global Moderate Index benchmark since inception on May 2. The outperformance was driven by the portfolio manager’s decision in 2011 to significantly derisk the portfolio from the end of June through September, reducing the portfolio’s exposure to equities and foreign currencies in favor of bonds and interest rate sensitive assets. This decision was driven by concerns that the European sovereign debt situation could spawn a financial system crisis and generate a renewed global recession.

However, as markets fell sharply and Treasuries rallied over the course of the third quarter, our research estimated that the compensation for taking risk was meaningfully improving; equity valuations appeared cheap, while bonds offered historically low yields, and economic data in the U.S. improved over the period. Though European political leaders lacked the consensus necessary to implement a bold solution to the crisis, such as a true fiscal union, the European Central Bank (ECB) provided significant liquidity to the European banking system, reducing the near-term likelihood of a Lehman-style crisis.

Against this backdrop, over the course of the fourth quarter we moved the portfolio to a less defensive posture, gradually reducing the underweight to equities and decreasing bond exposure to neutral. We were mindful of the risks emanating from Europe, and shifted away from European equities in favor of equities in other parts of the world. We also maintained the hedge against much of our exposure to the euro and other foreign currencies which have been highly correlated with equity markets.

Daniel Loewy, CFA

Co-Chief Investment Officer and Research Director—Dynamic Asset Allocation

AllianceBernstein, L.P.

Seth Masters

Co-Chief Investment Officer—Dynamic Asset Allocation, Chief Investment Officer—Asset Allocation and Bernstein Global Wealth Management

AllianceBernstein, L.P.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Managed by AllianceBernstein L.P.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
U.S. Treasury Notes	18.9
U.S. Treasury Bonds	3.7
SPDR S&P MidCap 400 ETF Trust	2.7
iShares Russell 2000 Index Fund	2.7
Vanguard MSCI Emerging Markets ETF	1.9
Bundesrepublik Deutschland	1.2
Japan Government Ten Year Bond	1.0
Japan Government Twenty Year Bond	1.0
Federal National Mortgage Association	0.7
Federal Home Loan Mortgage Corporation	0.6

Top Equity Sectors

% of Market Value of Total Investments
Financials	15.1
Non-Cyclical	5.5
Industrials	2.8
Energy	2.8
Communications	2.6

Top Fixed Income Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	22.4
Foreign Bonds & Debt Securities	4.5

2

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

AllianceBernstein Global Dynamic Allocation Portfolio managed by
AllianceBernstein L.P. vs. Dow Jones Moderate Index1

Cumulative Return[2] (for the period ended 12/31/11)
Since Inception[3]
AllianceBernstein Global Dynamic Allocation Portfolio—Class B	-1.72%
Dow Jones Moderate Index[1]	-5.42%

1The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2“Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class B(a)
Actual	0.97%	$1,000.00	$999.80	$4.89
Hypothetical*	0.97%	1,000.00	1,020.31	4.94

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—31.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
BAE Systems plc	78,951	$348,230
Boeing Co. (The)	24,095	1,767,368
Cobham plc	24,891	70,651
Elbit Systems, Ltd.	552	22,690
European Aeronautic Defence and Space Co. N.V.	9,754	304,139
Finmeccanica S.p.A.	9,488	35,064
General Dynamics Corp.	11,500	763,715
Goodrich Corp.	4,070	503,459
Honeywell International, Inc.	25,120	1,365,272
L-3 Communications Holdings, Inc.	3,205	213,709
Lockheed Martin Corp.	8,605	696,145
Meggitt PLC	18,403	100,738
Northrop Grumman Corp.	8,505	497,372
Precision Castparts Corp.	4,725	778,633
Raytheon Co.	11,195	541,614
Rockwell Collins, Inc.	4,935	273,251
Rolls-Royce Holdings plc*	44,354	512,491
Safran S.A.	3,911	117,164
Singapore Technologies Engineering, Ltd.	36,000	74,677
Textron, Inc.	8,950	165,486
Thales S.A.	2,495	78,682
United Technologies Corp.	29,345	2,144,826

		11,375,376

Air Freight & Logistics—0.2%
C.H. Robinson Worldwide, Inc.	5,340	372,625
Deutsche Post AG	20,176	310,894
Expeditors International of Washington, Inc.	6,865	281,190
FedEx Corp.	10,270	857,648
TNT Express N.V.	8,260	61,693
Toll Holdings, Ltd.	15,816	68,286
United Parcel Service, Inc.—Class B	31,280	2,289,383
Yamato Holdings Co., Ltd.	9,400	158,220

		4,399,939

Airlines—0.0%
All Nippon Airways Co., Ltd.	19,000	53,072
Cathay Pacific Airways, Ltd.	27,000	46,374
Deutsche Lufthansa AG	5,368	63,952
International Consolidated Airlines Group S.A.*	21,749	48,873
Qantas Airways, Ltd.*	26,021	38,884

Airlines—(Continued)
Singapore Airlines, Ltd.	12,000	$93,918
Southwest Airlines Co.	25,225	215,926

		560,999

Auto Components—0.1%
Aisin Seiki Co., Ltd.	4,600	130,850
BorgWarner, Inc.*	3,570	227,552
Bridgestone Corp.	15,400	348,499
Cie Generale des Etablissements Michelin—Class B	4,303	253,532
Continental AG*	1,953	121,833
Denso Corp.	11,500	317,027
GKN plc	36,411	102,927
Goodyear Tire & Rubber Co. (The)*	7,830	110,951
Johnson Controls, Inc.	22,015	688,189
Koito Manufacturing Co., Ltd.	2,000	28,017
NGK Spark Plug Co., Ltd.	4,000	49,559
NHK Spring Co., Ltd.	3,000	26,538
NOK Corp.	2,500	42,897
Nokian Renkaat Oyj	2,581	83,003
Pirelli & C S.p.A.	5,577	46,872
Stanley Electric Co., Ltd.	3,400	49,873
Sumitomo Rubber Industries, Ltd.	4,000	47,953
Toyoda Gosei Co., Ltd.	1,500	23,873
Toyota Boshoku Corp.	1,500	15,623
Toyota Industries Corp.	4,300	116,821

		2,832,389

Automobiles—0.4%
Bayerische Motoren Werke (BMW) AG	7,834	524,917
Daihatsu Motor Co., Ltd.	5,000	89,122
Daimler AG	21,497	945,750
Fiat S.p.A.	17,932	82,187
Ford Motor Co.*	123,135	1,324,933
Fuji Heavy Industries, Ltd.	13,000	78,389
Harley-Davidson, Inc.	7,525	292,497
Honda Motor Co., Ltd.	38,600	1,175,153
Isuzu Motors, Ltd.	28,000	129,252
Mazda Motor Corp.*	35,000	61,719
Mitsubishi Motors Corp.*	91,000	107,454
Nissan Motor Co., Ltd.	58,800	527,626
Peugeot S.A.	3,567	55,747
Renault S.A.	4,652	160,705
Suzuki Motor Corp.	8,000	164,884
Toyota Motor Corp.	65,300	2,172,668

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Automobiles—(Continued)
Volkswagen AG	727	$97,682
Yamaha Motor Co., Ltd.	6,600	83,351

		8,074,036

Beverages—0.7%
Anheuser-Busch InBev N.V.	19,037	1,165,243
Asahi Group Holdings, Ltd.	9,200	202,094
Beam, Inc	5,035	257,943
Brown-Forman Corp.—Class B	3,305	266,086
Carlsberg A.S.—Class B	2,580	182,623
Coca-Cola Amatil, Ltd.	13,328	157,201
Coca-Cola Co. (The) (a)	73,685	5,155,739
Coca-Cola Enterprises, Inc.	10,080	259,862
Coca-Cola Hellenic Bottling Co. S.A.*	4,296	72,659
Coca-Cola West Co., Ltd.	1,500	25,995
Constellation Brands, Inc.—Class A*	5,545	114,615
Diageo plc	59,347	1,295,465
Dr Pepper Snapple Group, Inc.	6,920	273,202
Heineken Holding N.V.	2,827	115,632
Heineken N.V.	6,189	286,358
Kirin Holdings Co., Ltd.	19,000	230,782
Molson Coors Brewing Co.—Class B	5,135	223,578
PepsiCo, Inc.	50,655	3,360,959
Pernod Ricard S.A.	4,703	436,266
SABMiller plc	22,633	793,744

		14,876,046

Biotechnology—0.2%
Actelion, Ltd.*	2,595	88,891
Amgen, Inc.	25,713	1,651,032
Biogen Idec, Inc.*	7,880	867,194
Celgene Corp.*	14,350	970,060
CSL, Ltd.	12,504	410,118
Gilead Sciences, Inc.*	24,375	997,669
Grifols S.A.*	3,247	54,634

		5,039,598

Building Products—0.1%
Asahi Glass Co., Ltd.	24,000	201,949
Assa Abloy AB—Class B	7,572	189,805
Cie de St-Gobain	9,581	368,004
Daikin Industries, Ltd.	5,600	153,060
Geberit AG*	942	181,674

Building Products—(Continued)
JS Group Corp.	6,300	$120,825
Masco Corp.	11,545	120,992
Nippon Sheet Glass Co., Ltd.	21,000	39,219
TOTO, Ltd.	7,000	53,945

		1,429,473

Capital Markets—0.5%
3i Group plc	22,757	63,671
Ameriprise Financial, Inc.	7,285	361,627
Bank of New York Mellon Corp.	39,265	781,766
BlackRock, Inc.	3,300	588,192
Charles Schwab Corp. (The)	34,985	393,931
Credit Suisse Group AG*	26,969	633,949
Daiwa Securities Group, Inc.	39,000	121,354
Deutsche Bank AG	22,070	836,038
E*Trade Financial Corp.*	8,185	65,153
Federated Investors, Inc.—Class B	2,950	44,693
Franklin Resources, Inc.	4,727	454,076
GAM Holding AG*	4,420	47,853
Goldman Sachs Group, Inc. (The)	15,930	1,440,550
ICAP plc	13,155	70,796
Invesco, Ltd.	14,550	292,309
Investec plc	11,334	59,456
Julius Baer Group, Ltd.*	4,990	194,423
Legg Mason, Inc.	3,980	95,719
Macquarie Group, Ltd.	8,332	202,957
Man Group plc	44,202	85,763
Mediobanca S.p.A.	12,113	69,784
Morgan Stanley	48,080	727,450
Nomura Holdings, Inc.	85,900	259,447
Northern Trust Corp.	7,780	308,555
Partners Group Holding AG	317	55,321
Ratos AB—B Shares	4,492	52,560
SBI Holdings, Inc.	531	38,828
Schroders plc	2,650	53,871
State Street Corp.	15,970	643,751
T. Rowe Price Group, Inc.	8,190	466,420
UBS AG*	86,334	1,027,360

		10,537,623

Chemicals—0.7%
Air Liquide S.A.	6,718	832,112
Air Products & Chemicals, Inc.	6,815	580,570
Air Water, Inc.	3,000	38,154
Airgas, Inc.	2,190	170,995
Akzo Nobel N.V.	5,540	267,154

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Arkema S.A.	1,372	$97,143
Asahi Kasei Corp.	29,000	174,589
BASF SE	21,755	1,520,619
CF Industries Holdings, Inc.	2,190	317,506
Daicel Chemical Industries, Ltd.	6,000	36,508
Denki Kagaku Kogyo KK	11,000	40,660
Dow Chemical Co. (The)	38,280	1,100,933
E.I. du Pont de Nemours & Co.	29,895	1,368,593
Eastman Chemical Co.	4,480	174,989
Ecolab, Inc.	9,705	561,046
FMC Corp.	2,290	197,032
Givaudan S.A.*	201	191,121
Hitachi Chemical Co., Ltd.	2,500	43,964
Incitec Pivot, Ltd.	38,185	121,416
International Flavors & Fragrances, Inc.	2,645	138,651
Israel Chemicals, Ltd.	10,420	108,093
Israel Corp., Ltd. (The)	55	34,375
Johnson Matthey plc	5,202	148,174
JSR Corp.	4,300	79,186
K+S AG	4,137	186,953
Kaneka Corp.	6,000	31,924
Kansai Paint Co., Ltd.	5,000	44,583
Koninklijke DSM N.V.	3,724	172,942
Kuraray Co., Ltd.	8,000	113,637
Lanxess AG	2,048	106,197
Linde AG	4,044	602,953
Mitsubishi Chemical Holdings Corp.	32,000	175,997
Mitsubishi Gas Chemical Co., Inc.	9,000	49,843
Mitsui Chemicals, Inc.	19,000	57,896
Monsanto Co.	17,390	1,218,517
Mosaic Co. (The)	9,680	488,162
Nitto Denko Corp.	3,900	139,277
Novozymes A.S.—B Shares	5,580	172,217
Orica, Ltd.	8,720	216,751
PPG Industries, Inc.	5,035	420,372
Praxair, Inc.	9,715	1,038,534
Sherwin-Williams Co. (The)	2,850	254,420
Shin-Etsu Chemical Co., Ltd.	9,800	481,840
Showa Denko KK	35,000	70,827
Sigma-Aldrich Corp.	3,915	244,531
Sika AG	51	95,998
Solvay S.A.	1,447	118,965
Sumitomo Chemical Co., Ltd.	37,000	134,858
Syngenta AG*	2,253	664,300

Chemicals—(Continued)
Taiyo Nippon Sanso Corp.	6,000	$41,803
Teijin, Ltd.	22,000	67,608
Toray Industries, Inc.	34,000	243,081
Tosoh Corp.	12,000	32,051
Ube Industries, Ltd.	23,000	62,925
Umicore S.A.	2,793	115,252
Wacker Chemie AG	367	29,585
Yara International ASA	4,440	178,122

		16,416,504

Commercial Banks—1.6%
Aozora Bank, Ltd.	13,000	35,745
Australia & New Zealand Banking Group, Ltd.	62,248	1,307,276
Banca Carige S.p.A.	15,155	28,984
Banca Monte dei Paschi di Siena S.p.A.	115,545	37,524
Banco Bilbao Vizcaya Argentaria S.A.	108,530	934,876
Banco de Sabadell S.A.	26,070	98,925
Banco Espirito Santo S.A.	12,308	21,522
Banco Popolare SC	41,345	53,329
Banco Popular Espanol S.A.	22,767	103,831
Banco Santander S.A.	199,610	1,511,501
Bank Hapoalim BM	24,836	80,982
Bank Leumi Le-Israel BM	27,637	79,160
Bank of East Asia, Ltd.	36,400	138,280
Bank of Kyoto, Ltd. (The)	7,000	60,231
Bank of Yokohama, Ltd. (The)	29,000	136,988
Bankia S.A.*	20,309	94,602
Bankinter S.A.	4,995	30,640
Barclays plc	273,381	740,844
BB&T Corp.	22,575	568,213
Bendigo and Adelaide Bank, Ltd.	8,612	70,784
BNP Paribas S.A.	22,878	897,636
BOC Hong Kong Holdings, Ltd.	87,500	206,301
CaixaBank	17,524	85,881
Chiba Bank, Ltd. (The)	18,000	115,847
Chugoku Bank, Ltd. (The)	4,000	55,744
Comerica, Inc.	6,345	163,701
Commerzbank AG*	83,895	141,606
Commonwealth Bank of Australia	36,908	1,858,733
Credit Agricole S.A.	23,658	133,406
Danske Bank A.S.*	2,607	33,274
DBS Group Holdings, Ltd.	41,000	363,795
DnB NOR ASA	22,912	224,216

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Banks—(Continued)
Erste Group Bank AG	4,433	$77,815
Fifth Third Bancorp.	29,795	378,992
First Horizon National Corp.	8,490	67,920
Fukuoka Financial Group, Inc.	18,000	75,629
Gunma Bank, Ltd. (The)	9,000	49,482
Hachijuni Bank, Ltd. (The)	9,000	51,372
Hang Seng Bank, Ltd.	18,100	214,493
Hiroshima Bank, Ltd. (The)	11,000	51,093
Hokuhoku Financial Group, Inc.	29,000	56,442
HSBC Holdings plc	422,573	3,208,979
Huntington Bancshares, Inc.	28,015	153,802
Intesa Sanpaolo S.p.A.	236,225	393,238
Intesa Sanpaolo S.p.A.—RSP	21,861	27,139
Israel Discount Bank, Ltd.—Class A*	18,530	24,812
Iyo Bank, Ltd. (The)	6,000	59,184
Joyo Bank, Ltd. (The)	15,000	66,304
KBC Grope N.V.	3,776	47,519
KeyCorp.	30,860	237,313
Lloyds Banking Group plc*	966,747	386,267
M&T Bank Corp.	4,065	310,322
Mitsubishi UFJ Financial Group, Inc.	301,600	1,279,125
Mizrahi Tefahot Bank, Ltd.	2,893	22,890
Mizuho Financial Group, Inc.	540,000	728,550
National Australia Bank, Ltd.	52,119	1,245,182
National Bank of Greece S.A.*	22,415	47,075
Natixis	20,454	51,426
Nishi-Nippon City Bank, Ltd. (The)	16,000	45,995
Nordea Bank AB	62,308	481,460
Oversea-Chinese Banking Corp., Ltd.	60,000	361,882
PNC Financial Services Group, Inc.	17,035	982,408
Raiffeisen Bank International AG	1,146	29,713
Regions Financial Corp.	40,725	175,118
Resona Holdings, Inc.	44,600	196,178
Royal Bank of Scotland Group plc*	412,031	130,670
Seven Bank, Ltd.	12,689	24,872
Shinsei Bank, Ltd.	32,000	33,163
Shizuoka Bank, Ltd. (The)	14,000	147,340
Skandinaviska Enskilda Banken AB—Class A	33,069	192,362
Societe Generale S.A.	15,620	347,447
Standard Chartered plc	56,354	1,227,403
Sumitomo Mitsui Financial Group, Inc.	31,800	884,483

Commercial Banks—(Continued)
Sumitomo Mitsui Trust Holdings, Inc.	73,000	$213,969
SunTrust Banks, Inc.	17,340	306,918
Suruga Bank, Ltd.	4,000	35,764
Svenska Handelsbanken AB— A Shares	11,678	306,976
Swedbank A.B.—A Shares	18,978	245,562
U.S. Bancorp.	61,835	1,672,637
UniCredit S.p.A.	31,632	261,371
Unione di Banche Italiane SCPA	18,623	76,051
United Overseas Bank, Ltd.	30,000	352,896
Wells Fargo & Co. (a)	170,880	4,709,453
Westpac Banking Corp.	71,750	1,467,683
Wing Hang Bank, Ltd.	4,000	32,712
Yamaguchi Financial Group, Inc.	5,000	47,692
Zions Bancorporation	5,900	96,052

		34,812,972

Commercial Services & Supplies—0.1%
Aggreko plc	6,418	200,267
Avery Dennison Corp.	3,360	96,365
Babcock International Group plc	8,418	95,801
Brambles, Ltd.	34,683	254,128
Cintas Corp.	3,520	122,531
Dai Nippon Printing Co., Ltd.	13,000	125,162
Edenred	3,708	91,110
G4S plc	33,071	139,248
Iron Mountain, Inc.	6,010	185,108
Pitney Bowes, Inc.	6,410	118,841
Republic Services, Inc.	10,115	278,668
RR Donnelley & Sons Co.	6,010	86,724
Secom Co., Ltd.	5,000	230,387
Securitas AB—B Shares	7,341	63,341
Serco Group plc	11,568	85,093
Societe BIC S.A.	684	60,696
Stericycle, Inc.*	2,745	213,890
Suez Environnement Co.	6,718	77,311
Toppan Printing Co., Ltd.	13,000	95,461
Waste Management, Inc.	14,905	487,542

		3,107,674

Communications Equipment—0.4%
Alcatel-Lucent*	54,398	84,994
Cisco Systems, Inc.	174,270	3,150,802
F5 Networks, Inc.*	2,645	280,687
Harris Corp.	3,720	134,069

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—(Continued)
JDS Uniphase Corp.*	7,370	$76,943
Juniper Networks, Inc.*	17,040	347,786
Motorola Mobility Holdings, Inc.*	8,560	332,128
Motorola Solutions, Inc.	9,230	427,257
Nokia Oyj	87,799	425,220
QUALCOMM, Inc.	54,485	2,980,330
Telefonaktiebolaget LM Ericsson—Class B	71,118	723,079

		8,963,295

Computers & Peripherals—0.8%
Apple, Inc.* (a)	30,225	12,241,125
Dell, Inc.*	49,455	723,527
EMC Corp.*	66,110	1,424,009
Fujitsu, Ltd.	44,000	228,247
Hewlett-Packard Co.	64,420	1,659,459
Lexmark International, Inc.—Class A	2,290	75,730
NEC Corp.*	61,000	123,396
NetApp, Inc.*	11,600	420,732
SanDisk Corp.*	7,825	385,068
Seiko Epson Corp.	3,100	41,106
Toshiba Corp.	95,000	387,849
Western Digital Corp.*	7,525	232,899

		17,943,147

Construction & Engineering—0.1%
ACS Actividades de Construccion y Servicios S.A.	3,320	98,497
Balfour Beatty plc	16,095	65,949
Bouygues S.A.	4,474	140,689
Chiyoda Corp.	4,000	40,620
Eiffage S.A.	950	22,940
Ferrovial S.A.	8,599	103,909
Fluor Corp.	5,495	276,124
Fomento de Construcciones y Contratas S.A.	1,194	31,004
Hochtief AG	993	57,566
Jacobs Engineering Group, Inc.*	4,120	167,190
JGC Corp.	5,000	119,828
Kajima Corp.	20,000	61,387
Kinden Corp.	3,000	25,325
Koninklijke Boskalis Westminster N.V.	1,657	60,940
Leighton Holdings, Ltd.	3,551	69,157
Obayashi Corp.	15,000	66,572

Construction & Engineering—(Continued)
Quanta Services, Inc.*	6,765	$145,718
Shimizu Corp.	14,000	58,679
Skanska AB—B Shares	9,376	154,773
Taisei Corp.	24,000	60,734
Vinci S.A.	10,687	467,298

		2,294,899

Construction Materials—0.1%
Boral, Ltd.	17,112	63,017
Cimpor Cimentos de Portugal SGPS S.A.	4,726	32,590
CRH plc	17,082	338,353
Fletcher Building, Ltd.	15,908	76,177
HeidelbergCement AG	3,312	140,858
Holcim, Ltd.*	5,847	312,942
Imerys S.A.	797	36,593
James Hardie Industries SE	10,252	71,712
Lafarge S.A.	4,837	169,382
Vulcan Materials Co.	4,120	162,122

		1,403,746

Consumer Finance—0.1%
Aeon Credit Service Co., Ltd.	1,900	29,977
American Express Co.	32,760	1,545,289
Capital One Financial Corp.	14,845	627,795
Credit Saison Co., Ltd.	3,500	70,043
Discover Financial Services	17,745	425,880
SLM Corp.	16,435	220,229

		2,919,213

Containers & Packaging—0.0%
Amcor, Ltd.	28,776	212,433
Ball Corp.	5,240	187,121
Bemis Co., Inc.	3,260	98,061
Owens-Illinois, Inc.*	5,240	101,551
Rexam plc	20,560	112,546
Sealed Air Corp.	6,135	105,583
Toyo Seikan Kaisha, Ltd.	3,600	49,017

		866,312

Distributors—0.0%
Genuine Parts Co.	5,015	306,918
Jardine Cycle & Carriage, Ltd.	3,000	111,589
Li & Fung, Ltd.	134,000	246,341

		664,848

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Consumer Services—0.0%
Apollo Group, Inc.—Class A*	3,715	$200,127
Benesse Holdings, Inc.	1,600	77,405
DeVry, Inc.	1,885	72,497
H&R Block, Inc.	9,415	153,747

		503,776

Diversified Financial Services—0.6%
ASX, Ltd.	4,262	133,430
Bank of America Corp.	328,540	1,826,682
Citigroup, Inc.	94,710	2,491,820
CME Group, Inc.	2,185	532,419
Deutsche Boerse AG*	4,659	244,803
Eurazeo	837	29,706
Exor S.p.A.	1,503	30,123
First Pacific Co., Ltd.	50,300	52,327
Groupe Bruxelles Lambert S.A.	1,966	130,917
Hong Kong Exchanges and Clearing, Ltd.	24,300	390,992
Industrivarden AB—C Shares	2,760	32,816
ING Groep N.V.*	90,505	646,404
IntercontinentalExchange, Inc.*	2,390	288,115
Investor AB—B Shares	10,944	203,552
JPMorgan Chase & Co.	123,190	4,096,067
Kinnevik Investment AB—Class B	4,822	93,936
Leucadia National Corp.	6,405	145,650
London Stock Exchange Group plc	3,496	43,112
Mitsubishi UFJ Lease & Finance Co., Ltd.	1,380	54,613
Moody’s Corp.	6,255	210,668
NASDAQ OMX Group, Inc. (The)*	4,080	100,001
NYSE Euronext	8,490	221,589
ORIX Corp.	2,480	204,384
Pargesa Holding S.A.	634	41,402
Pohjola Bank plc—A Shares	3,239	31,415
Singapore Exchange, Ltd.	20,000	94,469

		12,371,412

Diversified Telecommunication Services—0.9%
AT&T, Inc. (a)	192,125	5,809,860
Belgacom S.A.	3,726	116,894
Bezeq The Israeli Telecommunication Corp., Ltd.	41,170	75,436
BT Group plc	184,063	543,743
CenturyLink, Inc.	20,020	744,744
Deutsche Telekom AG	66,319	762,581
Elisa Oyj	3,315	69,187

Diversified Telecommunication Services—(Continued)
France Telecom S.A.	44,073	$691,276
Frontier Communications Corp.	32,185	165,753
Hellenic Telecommunications Organization S.A.	5,745	20,731
HKT Trust/HKT Ltd.*	2,043	1,200
Iliad S.A.	492	60,823
Inmarsat plc	10,095	63,219
Koninklijke KPN N.V.	34,985	418,620
Nippon Telegraph & Telephone Corp.	11,400	578,815
PCCW, Ltd.	94,000	32,349
Portugal Telecom SGPS S.A.	15,764	91,084
Singapore Telecommunications, Ltd.	188,000	448,857
Swisscom AG	561	212,486
TDC A.S.	8,704	69,810
Tele2 AB—B Shares	7,433	144,608
Telecom Corp. of New Zealand, Ltd.	45,442	72,899
Telecom Italia S.p.A.	361,322	361,830
Telefonica S.A.	97,261	1,682,268
Telekom Austria AG	7,790	93,507
Telenor ASA	17,136	280,786
TeliaSonera AB	50,759	344,200
Telstra Corp., Ltd.	102,103	348,287
Verizon Communications, Inc. (a)	91,720	3,679,806
Vivendi	29,527	646,049
Windstream Corp.	18,870	221,534

		18,853,242

Electric Utilities—0.6%
Acciona S.A.	598	51,688
American Electric Power Co., Inc.	15,610	644,849
Cheung Kong Infrastructure Holdings, Ltd.	11,000	63,956
Chubu Electric Power Co., Inc.	16,200	302,400
Chugoku Electric Power Co., Inc. (The)	7,000	122,692
CLP Holdings, Ltd.	45,282	385,287
Contact Energy, Ltd.*	7,208	29,641
Duke Energy Corp.	43,115	948,530
E.On AG	42,726	920,505
EDF S.A.	5,823	141,452
Edison International	10,575	437,805
EDP—Energias de Portugal S.A.	44,745	138,755
Enel S.p.A.	155,858	633,013
Entergy Corp.	5,695	416,020

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Exelon Corp.	21,505	$932,672
FirstEnergy Corp.	13,525	599,157
Fortum Oyj	10,639	226,861
Hokkaido Electric Power Co., Inc.	4,300	61,228
Hokuriku Electric Power Co.	4,000	74,687
Iberdrola S.A.	90,536	565,849
Kansai Electric Power Co., Inc. (The)	17,800	273,054
Kyushu Electric Power Co., Inc.	9,500	136,008
NextEra Energy, Inc.	13,675	832,534
Northeast Utilities	5,745	207,222
Pepco Holdings, Inc.	7,270	147,581
Pinnacle West Capital Corp.	3,510	169,112
Power Assets Holdings, Ltd.	32,500	240,351
PPL Corp.	18,705	550,301
Progress Energy, Inc.	9,510	532,750
Red Electrica Corp. S.A.	2,655	113,539
Scottish & Southern Energy plc	22,217	445,235
Shikoku Electric Power Co., Inc	4,300	123,142
Southern Co.	27,905	1,291,722
SP AusNet	32,765	31,540
Terna Rete Elettrica Nazionale S.p.A.	28,274	95,231
Tohoku Electric Power Co., Inc	10,700	102,793
Tokyo Electric Power Co., Inc (The)*	34,200	81,230
Verbund AG	1,597	42,871

		13,113,263

Electrical Equipment—0.2%
ABB, Ltd.*	52,024	980,504
Alstom S.A.	4,988	150,758
Bekaert S.A.	913	29,206
Cooper Industries plc	5,100	276,165
Emerson Electric Co.	23,855	1,111,404
Fuji Electric Co., Ltd.	13,000	35,569
Furukawa Electric Co., Ltd.	15,000	34,430
GS Yuasa Corp.	8,000	42,960
Legrand S.A.	5,299	170,136
Mabuchi Motor Co., Ltd.	600	25,021
Mitsubishi Electric Corp.	46,000	439,705
Nidec Corp.	2,600	225,611
Prysmian S.p.A.	4,775	59,143
Rockwell Automation, Inc.	4,575	335,668
Roper Industries, Inc.	3,150	273,641
Schneider Electric S.A.	11,662	610,831
Sumitomo Electric Industries, Ltd.	17,800	193,482

Electrical Equipment—(Continued)
Ushio, Inc.	2,500	$36,026
Vestas Wind Systems A.S.*	4,776	51,463

		5,081,723

Electronic Equipment, Instruments & Components—0.2%
Amphenol Corp.—Class A	5,395	244,879
Citizen Holdings Co., Ltd.	6,200	35,917
Corning, Inc.	50,940	661,201
FLIR Systems, Inc.	5,035	126,227
Foxconn International Holdings, Ltd.*	51,000	32,779
FUJIFILM Holdings Corp.	11,000	260,100
Hamamatsu Photonics KK	1,600	55,905
Hexagon AB—B Shares	5,942	88,369
Hirose Electric Co., Ltd.	800	70,060
Hitachi High-Technologies Corp.	1,500	32,501
Hitachi, Ltd.	107,000	560,702
Hoya Corp.	10,300	221,501
Ibiden Co., Ltd.	2,900	57,538
Jabil Circuit, Inc.	5,905	116,092
Keyence Corp.	1,000	240,833
Kyocera Corp.	3,700	297,036
Molex, Inc.	4,375	104,388
Murata Manufacturing Co., Ltd.	4,800	246,222
Nippon Electric Glass Co., Ltd.	9,000	89,392
Omron Corp.	4,800	96,311
Shimadzu Corp.	5,000	42,294
TDK Corp.	3,000	132,609
TE Connectivity, Ltd.	13,740	423,329
Yaskawa Electric Corp.	5,000	42,495
Yokogawa Electric Corp.*	5,100	45,965

		4,324,645

Energy Equipment & Services—0.4%
Aker Solutions ASA	3,854	40,374
AMEC plc	7,782	109,222
Baker Hughes, Inc.	14,185	689,958
Cameron International Corp.*	7,980	392,536
Cie Generale de Geophysique—Veritas*	3,382	78,870
Diamond Offshore Drilling, Inc.	2,285	126,269
FMC Technologies, Inc.*	7,730	403,738
Fugro N.V.	1,690	97,903
Halliburton Co.	29,790	1,028,053
Helmerich & Payne, Inc.	3,505	204,552
Nabors Industries, Ltd.*	9,255	160,482

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
National Oilwell Varco, Inc.	13,775	$936,562
Noble Corp.*	8,185	247,351
Petrofac, Ltd.	6,079	135,803
Rowan Cos., Inc.*	4,020	121,927
Saipem S.p.A.	6,327	268,019
SBM Offshore N.V.	4,189	86,302
Schlumberger, Ltd.	43,530	2,973,534
Seadrill, Ltd.	7,853	262,447
Subsea 7 SA*	6,598	121,993
Technip S.A.	2,383	223,221
Tenaris S.A.	11,337	210,837
Transocean, Ltd.	7,601	293,961
WorleyParsons, Ltd.	4,711	123,688

		9,337,602

Food & Staples Retailing—0.7%
Aeon Co., Ltd.	14,200	194,838
Carrefour S.A.	13,737	312,921
Casino Guichard Perrachon S.A.	1,357	114,289
Colruyt S.A.	1,776	67,248
Costco Wholesale Corp.	14,085	1,173,562
CVS Caremark Corp.	42,135	1,718,265
Delhaize Group S.A.	2,468	138,690
Distribuidora Internacional de Alimentacion S.A.*	13,537	61,240
FamilyMart Co., Ltd.	1,500	60,568
J Sainsbury plc	28,569	134,272
Jeronimo Martins SGPS S.A.*	5,164	85,482
Kesko Oyj	1,569	52,721
Koninklijke Ahold N.V.	27,644	372,584
Kroger Co. (The)	19,290	467,204
Lawson, Inc.	1,500	93,583
Metcash, Ltd.	18,025	74,584
Metro AG	3,148	115,148
Olam International, Ltd.	34,000	55,708
Safeway, Inc.	11,000	231,440
Seven & I Holdings Co., Ltd.	17,900	498,277
SUPERVALU, Inc.	6,865	55,744
Sysco Corp.	19,065	559,176
Tesco plc	189,246	1,185,112
Wal-Mart Stores, Inc. (a)	56,624	3,383,850
Walgreen Co.	28,795	951,963
Wesfarmers, Ltd.	23,885	721,333
Whole Foods Market, Inc.	5,180	360,424
WM Morrison Supermarkets plc	51,254	259,117

Food & Staples Retailing—(Continued)
Woolworths, Ltd.	28,519	$733,097

		14,232,440

Food Products—0.8%
Ajinomoto Co., Inc.	16,000	191,897
Archer-Daniels-Midland Co.	21,645	619,047
Aryzta AG	2,088	100,927
Associated British Foods plc	8,353	143,554
Barry Callebaut AG*	43	42,400
Campbell Soup Co.	5,800	192,792
ConAgra Foods, Inc.	13,370	352,968
Danone S.A.	13,865	872,853
Dean Foods Co.*	5,900	66,080
General Mills, Inc.	20,840	842,144
Golden Agri-Resources, Ltd.	158,000	86,996
H.J. Heinz Co.	10,375	560,665
Hershey Co. (The)	4,935	304,884
Hormel Foods Corp.	4,375	128,144
J.M. Smucker Co. (The)	3,715	290,402
Kellogg Co.	7,985	403,801
Kerry Group plc—Class A	3,431	126,103
Kikkoman Corp.	4,000	45,890
Kraft Foods, Inc.—Class A	57,240	2,138,486
Lindt & Spruengli AG	26	168,810
McCormick & Co., Inc.	4,270	215,293
Mead Johnson Nutrition Co.	6,560	450,869
MEIJI Holdings Co., Ltd.	1,700	70,499
Nestle S.A.	78,138	4,494,256
Nippon Meat Packers, Inc.	4,000	49,721
Nisshin Seifun Group, Inc.	4,500	54,492
Nissin Foods Holdings Co., Ltd.	1,400	54,812
Sara Lee Corp.	19,065	360,710
Suedzucker AG	1,554	49,578
Tate & Lyle plc	11,067	120,879
Toyo Suisan Kaisha, Ltd.	2,000	48,430
Tyson Foods, Inc.—Class A	9,410	194,222
Unilever N.V.	38,613	1,328,999
Unilever plc	30,457	1,022,694
Wilmar International, Ltd.	45,439	175,327
Yakult Honsha Co., Ltd.	2,300	72,401
Yamazaki Baking Co., Ltd.	3,000	39,375

		16,481,400

Gas Utilities—0.1%
AGL Resources, Inc.	3,760	158,912
Enagas S.A.	4,198	77,564

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Gas Utilities—(Continued)
Gas Natural SDG S.A.	8,218	$140,954
Hong Kong & China Gas Co., Ltd.	112,000	259,750
Oneok, Inc.	3,310	286,944
Osaka Gas Co., Ltd.	44,000	173,550
Snam Rete Gas S.p.A.	37,676	165,971
Toho Gas Co., Ltd.	9,000	57,280
Tokyo Gas Co., Ltd.	58,000	266,460

		1,587,385

Health Care Equipment & Supplies—0.4%
Baxter International, Inc.	18,260	903,505
Becton, Dickinson & Co.	7,020	524,534
Boston Scientific Corp.*	48,020	256,427
C.R. Bard, Inc.	2,745	234,698
CareFusion Corp.*	7,270	184,731
Cie Generale d’Optique Essilor International S.A.	4,788	338,329
Cochlear, Ltd.	1,417	90,159
Coloplast A.S.—Class B	569	81,860
Covidien plc	15,665	705,082
DENTSPLY International, Inc.	4,575	160,079
Edwards Lifesciences Corp.*	3,710	262,297
Getinge AB—B Shares	4,693	118,664
Intuitive Surgical, Inc.*	1,320	611,173
Medtronic, Inc.	34,225	1,309,106
Olympus Corp.	5,100	66,978
Smith & Nephew plc	20,922	202,804
Sonova Holding AG*	1,202	125,930
St. Jude Medical, Inc.	10,275	352,433
Straumann Holding AG	212	36,639
Stryker Corp.	10,530	523,446
Synthes, Inc. (144A)	1,562	261,938
Sysmex Corp.	1,700	55,338
Terumo Corp.	4,000	188,112
Varian Medical Systems, Inc.*	3,615	242,675
William Demant Holding A.S.*	548	45,597
Zimmer Holdings, Inc.*	5,805	310,103

		8,192,637

Health Care Providers & Services—0.4%
Aetna, Inc.	11,755	495,943
Alfresa Holdings Corp.	1,000	42,104
AmerisourceBergen Corp.	8,345	310,351
Cardinal Health, Inc.	11,140	452,395
Celesio AG	1,994	31,659
CIGNA Corp.	9,245	388,290

Health Care Providers & Services—(Continued)
Coventry Health Care, Inc.*	4,580	$139,095
DaVita, Inc.*	3,050	231,221
Express Scripts, Inc.*	15,735	703,197
Fresenius Medical Care AG & Co. KGaA	4,973	338,653
Fresenius SE & Co. KGaA	2,722	252,376
Humana, Inc.	5,290	463,457
Laboratory Corp. of America Holdings*	3,205	275,534
McKesson Corp.	7,985	622,111
Medco Health Solutions, Inc.*	12,515	699,589
Medipal Holdings Corp.	3,500	36,515
Miraca Holdings, Inc.	1,314	52,335
Patterson Cos., Inc.	2,750	81,180
Quest Diagnostics, Inc.	5,135	298,138
Ramsay Health Care, Ltd.	3,080	60,810
Sonic Healthcare, Ltd.	8,651	99,886
Suzuken Co., Ltd.	1,700	47,082
Tenet Healthcare Corp.*	14,010	71,871
UnitedHealth Group, Inc.	34,590	1,753,021
WellPoint, Inc.	11,250	745,313

		8,692,126

Health Care Technology—0.0%
Cerner Corp.*	4,680	286,650

Hotels, Restaurants & Leisure—0.4%
Accor S.A.	3,458	87,342
Autogrill S.p.A.	2,684	26,157
Carnival Corp.	14,580	475,891
Carnival plc	4,451	146,296
Chipotle Mexican Grill, Inc.*	1,015	342,806
Compass Group plc	44,960	425,851
Crown, Ltd.	11,248	93,159
Darden Restaurants, Inc.	4,275	194,854
Echo Entertainment Group, Ltd.*	16,057	59,001
Galaxy Entertainment Group, Ltd.*	29,071	52,645
Genting Singapore plc*	144,000	167,384
Intercontinental Hotels Group plc	6,805	121,760
International Game Technology	9,610	165,292
Marriott International, Inc.—Class A	8,655	252,466
McDonald’s Corp.	33,160	3,326,943
McDonald’s Holdings Co. Japan, Ltd.	1,600	43,164
OPAP S.A.	5,235	46,362

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Oriental Land Co., Ltd.	1,200	$126,705
Sands China, Ltd.*	56,535	160,230
Shangri-La Asia, Ltd.	32,000	55,167
SJM Holdings, Ltd.	38,756	62,456
Sky City Entertainment Group, Ltd.	13,526	36,268
Sodexo	2,284	164,228
Starbucks Corp.	24,100	1,108,841
Starwood Hotels & Resorts Worldwide, Inc.	6,205	297,654
TABCORP. Holdings, Ltd.	16,057	44,884
Tatts Group, Ltd.	30,916	77,225
TUI Travel plc	11,795	30,280
Whitbread plc	4,154	100,815
Wyndham Worldwide Corp.	4,945	187,069
Wynn Macau, Ltd.	36,478	90,828
Wynn Resorts, Ltd.	2,640	291,694
Yum! Brands, Inc.	14,900	879,249

		9,740,966

Household Durables—0.1%
Casio Computer Co., Ltd.	5,600	33,927
D.R. Horton, Inc.	8,950	112,860
Electrolux AB—Series B	5,634	89,467
Harman International Industries, Inc.	2,290	87,112
Husqvarna AB—B Shares	10,375	47,719
Leggett & Platt, Inc.	4,480	103,219
Lennar Corp.—Class A	5,135	100,903
Newell Rubbermaid, Inc.	9,355	151,083
Panasonic Corp.	52,300	443,651
Pulte Group, Inc.*	10,880	68,653
Rinnai Corp.	800	57,221
Sekisui Chemical Co., Ltd.	10,000	82,331
Sekisui House, Ltd.	13,000	115,068
Sharp Corp.	23,690	206,782
Sony Corp.	23,800	428,813
Whirlpool Corp.	2,490	118,151

		2,246,960

Household Products—0.4%
Clorox Co. (The)	4,275	284,544
Colgate-Palmolive Co.	15,665	1,447,289
Henkel AG & Co. KGaA	3,154	153,010
Kimberly-Clark Corp.	12,815	942,671
Procter & Gamble Co. (The) (a)	89,255	5,954,201
Reckitt Benckiser Group plc	14,714	725,338

Household Products—(Continued)
Unicharm Corp.	2,700	$133,065

		9,640,118

Independent Power Producers & Energy Traders—0.0%
AES Corp. (The)*	20,805	246,331
Constellation Energy Group, Inc.	6,510	258,252
EDP Renovaveis S.A.*	5,112	31,279
Electric Power Development Co., Ltd.	2,800	74,401
Enel Green Power S.p.A.	41,028	85,610
International Power plc	35,825	187,488
NRG Energy, Inc.*	7,435	134,722

		1,018,083

Industrial Conglomerates—0.6%
3M Co.	22,735	1,858,132
Danaher Corp.	18,490	869,770
Delek Group, Ltd.	109	20,529
Fraser and Neave, Ltd.	21,000	100,420
General Electric Co. (a)	342,205	6,128,891
Hutchison Whampoa, Ltd.	50,000	418,325
Keppel Corp., Ltd.	33,000	236,297
Koninklijke Philips Electronics N.V.	23,923	502,442
NWS Holdings, Ltd.	32,000	47,108
Orkla A.S.A.	18,092	134,850
SembCorp Industries, Ltd.	23,000	71,688
Siemens AG	19,482	1,867,444
Smiths Group plc	9,195	130,108
Tyco International, Ltd.	15,005	700,884
Wendel S.A.	840	55,849

		13,142,737

Insurance—1.0%
ACE, Ltd.	10,930	766,412
Admiral Group plc	4,754	62,840
Aegon N.V.*	40,294	160,856
Aflac, Inc.	15,155	655,605
Ageas	51,872	80,540
AIA Group, Ltd.	199,573	622,018
Allianz SE	10,765	1,031,123
Allstate Corp. (The)	16,335	447,742
American International Group, Inc.*	14,085	326,772
AMP, Ltd.	65,919	274,482
Aon Corp.	10,430	488,124
Assicurazioni Generali S.p.A.	27,693	415,801

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Assurant, Inc.	2,955	$121,332
Aviva plc	67,120	311,700
AXA S.A.	41,208	532,255
Baloise Holding AG	1,187	81,198
Berkshire Hathaway, Inc.—Class B* (a)	57,030	4,351,389
Chubb Corp. (The)	9,010	623,672
Cincinnati Financial Corp.	5,240	159,610
CNP Assurances	3,483	43,179
Dai-ichi Life Insurance Co., Ltd. (The)	216	211,973
Delta Lloyd N.V.	2,357	39,531
Genworth Financial, Inc.—Class A*	15,915	104,243
Gjensidige Forsikring ASA	4,689	54,397
Hannover Rueckversicherung AG	1,510	75,065
Hartford Financial Services Group, Inc. (The)	14,390	233,838
Insurance Australia Group, Ltd.	48,742	148,649
Legal & General Group plc	137,628	218,559
Lincoln National Corp.	9,720	188,762
Loews Corp.	9,870	371,606
Mapfre S.A.	17,654	55,922
Marsh & McLennan Cos., Inc.	17,440	551,453
MetLife, Inc. (b)	34,265	1,068,383
MS&AD Insurance Group Holdings	13,500	249,708
Muenchener Rueckversicherungs AG	4,247	522,101
NKSJ Holdings, Inc.	9,500	186,066
Old Mutual plc	129,600	271,319
Principal Financial Group, Inc.	9,875	242,925
Progressive Corp. (The)	19,955	389,322
Prudential Financial, Inc.	15,310	767,337
Prudential plc	60,268	594,061
QBE Insurance Group, Ltd.	25,999	344,956
Resolution, Ltd.	33,109	128,751
RSA Insurance Group plc	82,623	134,444
Sampo Oyj—A Shares	10,048	249,522
SCOR SE	4,159	97,123
Sony Financial Holdings, Inc.	4,120	60,600
Standard Life plc	54,579	174,085
Suncorp. Group, Ltd.	30,164	258,596
Swiss Life Holding AG*	765	70,077
Swiss Re, Ltd.*	8,176	417,147
T&D Holdings, Inc.	13,700	127,413
Tokio Marine Holdings, Inc.	17,200	380,366

Insurance—(Continued)
Torchmark Corp.	3,260	$141,451
Travelers Cos., Inc. (The)	13,380	791,695
Tryg A.S.	600	33,330
Unum Group	9,415	198,374
Vienna Insurance Group AG Wiener Versicherung Gruppe	901	35,730
XL Group plc	10,315	203,928
Zurich Financial Services AG*	3,462	783,190

		22,732,648

Internet & Catalog Retail—0.2%
Amazon.com, Inc.*	11,870	2,054,697
Expedia, Inc.	3,065	88,946
Netflix, Inc.*	1,843	127,702
Priceline.com, Inc.*	1,645	769,383
Rakuten Inc*	172	184,931
TripAdvisor, Inc.*	3,065	77,269

		3,302,928

Internet Software & Services—0.4%
Akamai Technologies, Inc.*	5,800	187,224
Dena Co., Ltd.	2,321	69,405
eBay, Inc.*	37,215	1,128,731
Google, Inc.—Class A* (a)	8,285	5,351,281
Gree, Inc.	2,151	73,949
United Internet AG	2,638	47,221
VeriSign, Inc.	5,145	183,779
Yahoo Japan Corp.	345	110,995
Yahoo!, Inc.*	40,155	647,700

		7,800,285

IT Services—0.7%
Accenture plc—Class A	20,785	1,106,386
Amadeus IT Holding S.A.—A Shares	7,419	120,119
Atos	1,160	50,867
Automatic Data Processing, Inc.	15,865	856,869
Cap Gemini S.A.	3,479	108,457
Cognizant Technology Solutions Corp.—Class A*	9,815	631,203
Computer Sciences Corp.	4,935	116,959
Computershare, Ltd.	10,422	85,457
Fidelity National Information Services, Inc.	7,795	207,269
Fiserv, Inc.*	4,580	269,029
Indra Sistemas S.A.	2,309	29,332

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
International Business Machines Corp. (a)	38,255	$7,034,329
Itochu Techno-Solutions Corp.	700	31,398
MasterCard, Inc.—Class A	3,470	1,293,685
Nomura Research Institute, Ltd.	2,400	54,187
NTT Data Corp.	30	95,684
Otsuka Corp.	400	27,534
Paychex, Inc.	10,375	312,391
SAIC, Inc.*	8,860	108,889
Teradata Corp.*	5,440	263,894
Total System Services, Inc.	5,235	102,397
Visa, Inc.—Class A	16,510	1,676,260
Western Union Co.	20,050	366,113

		14,948,708

Leisure Equipment & Products—0.0%
Hasbro, Inc.	3,675	117,196
Mattel, Inc.	10,935	303,556
Namco Bandai Holdings, Inc.	4,600	65,439
Nikon Corp.	8,100	180,063
Sankyo Co., Ltd.	1,300	65,813
Sega Sammy Holdings, Inc.	5,100	110,047
Shimano, Inc.	1,800	87,349
Yamaha Corp.	3,700	33,878

		963,341

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.*	11,235	392,439
Life Technologies Corp.*	5,795	225,483
Lonza Group AG*	1,260	74,279
PerkinElmer, Inc.	3,660	73,200
QIAGEN N.V.*	5,479	75,616
Thermo Fisher Scientific, Inc.*	12,260	551,332
Waters Corp.*	2,950	218,448

		1,610,797

Machinery—0.6%
Alfa Laval AB	7,916	149,449
Amada Co., Ltd.	8,000	50,580
Atlas Copco A.B.—A Shares	16,002	342,876
Atlas Copco A.B.—B Shares	9,149	173,290
Caterpillar, Inc.	20,945	1,897,617
Cosco Corp. Singapore, Ltd.	23,000	15,507
Cummins, Inc.	6,255	550,565
Deere & Co.	13,475	1,042,291
Dover Corp.	6,000	348,300

Machinery—(Continued)
Eaton Corp.	10,835	$471,648
FANUC Corp.	4,600	702,927
Fiat Industrial S.p.A.*	17,926	153,072
Flowserve Corp.	1,780	176,790
GEA Group AG	4,263	120,820
Hino Motors, Ltd.	6,000	36,329
Hitachi Construction Machinery Co., Ltd.	2,600	43,671
IHI Corp.	31,000	75,179
Illinois Tool Works, Inc.	15,670	731,946
Ingersoll-Rand plc	10,075	306,985
Invensys plc	18,984	61,922
Japan Steel Works, Ltd. (The)	7,000	48,561
Joy Global, Inc.	3,405	255,273
JTEKT Corp.	5,200	51,043
Kawasaki Heavy Industries, Ltd.	33,000	82,133
Komatsu, Ltd.	22,500	524,580
Kone Oyj—Class B	3,744	194,100
Kubota Corp.	27,000	225,833
Kurita Water Industries, Ltd.	2,700	70,245
Makita Corp.	2,700	87,210
MAN SE	1,552	138,293
Metso Oyj	3,113	114,972
Mitsubishi Heavy Industries, Ltd.	71,000	302,100
Nabtesco Corp.	2,000	36,338
NGK Insulators, Ltd.	6,000	71,033
NSK, Ltd.	10,000	64,822
NTN Corp.	11,000	44,211
PACCAR, Inc.	11,595	434,465
Pall Corp.	3,710	212,026
Parker Hannifin Corp.	4,935	376,294
Sandvik AB	24,032	293,487
Scania AB—B Shares	7,503	110,801
Schindler Holding AG	1,693	196,749
SembCorp. Marine, Ltd.	19,000	55,818
SKF AB—B Shares	9,388	198,396
SMC Corp.	1,300	209,323
Snap-On, Inc.	1,880	95,166
Stanley Black & Decker, Inc.	5,440	367,744
Sulzer AG	610	65,034
Sumitomo Heavy Industries, Ltd.	13,000	75,657
THK Co., Ltd.	2,900	56,965
Vallourec S.A.	2,711	175,612
Volvo AB	32,884	357,834
Wartsila Oyj	4,086	117,842

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Weir Group plc (The)	5,121	$160,715
Xylem, Inc	5,900	151,571
Yangzijiang Shipbuilding Holdings, Ltd.	44,890	31,461
Zardoya Otis S.A.	3,441	47,160

		13,552,631

Marine—0.0%
A.P. Moller—Maersk A.S.—Class A	14	87,240
A.P. Moller—Maersk A.S.—Class B	32	211,036
Kawasaki Kisen Kaisha, Ltd.	17,000	30,628
Kuehne & Nagel International AG	1,309	146,773
Mitsui OSK Lines, Ltd.	27,000	104,405
Neptune Orient Lines, Ltd.	21,000	18,185
Nippon Yusen KK	36,000	91,990
Orient Overseas International, Ltd.	5,000	29,068

		719,325

Media—0.7%
Axel Springer AG	928	39,968
British Sky Broadcasting Group plc	27,131	308,409
Cablevision Systems Corp.—Class A	7,125	101,318
CBS Corp.—Class B	21,210	575,639
Comcast Corp.—Class A	88,340	2,094,541
Dentsu, Inc.	4,300	130,989
DIRECTV—Class A*	22,875	978,135
Discovery Communications, Inc.—Class A*	8,550	350,294
Eutelsat Communications S.A.	2,323	90,676
Fairfax Media, Ltd.	52,383	38,579
Gannett Co., Inc.	7,630	102,013
Hakuhodo DY Holdings, Inc.	560	32,112
Interpublic Group of Cos., Inc. (The)	14,915	145,123
ITV plc	86,620	91,366
JCDecaux S.A.*	1,559	35,874
Jupiter Telecommunications Co., Ltd.	42	42,559
Kabel Deutschland Holding AG*	2,202	111,682
Lagardere SCA	2,767	72,916
McGraw-Hill Cos, Inc. (The)	9,515	427,890
Mediaset S.p.A.	16,616	45,942
Modern Times Group AB— B Shares	1,237	58,946
News Corp.—Class A	71,025	1,267,086
Omnicom Group, Inc.	8,955	399,214

Media—(Continued)
Pearson plc	19,361	$362,713
Publicis Groupe S.A.	3,406	156,667
Reed Elsevier N.V.	16,126	187,976
Reed Elsevier plc	28,509	229,981
Sanoma Oyj	1,909	21,890
Scripps Networks Interactive, Inc.—Class A	3,150	133,623
SES S.A.	7,235	173,962
Singapore Press Holdings, Ltd.	36,000	102,488
Societe Television Francaise S.A.	2,752	26,809
Time Warner Cable, Inc.	10,335	656,996
Time Warner, Inc.	32,385	1,170,394
Toho Co., Ltd.	2,700	48,081
Viacom, Inc.—Class B	17,920	813,747
Walt Disney Co. (The)	58,170	2,181,375
Washington Post Co. (The)—Class B	153	57,652
Wolters Kluwer N.V.	7,289	125,779
WPP plc	29,671	309,972

		14,301,376

Metals & Mining—0.7%
Acerinox S.A.	2,338	29,905
Alcoa, Inc.	34,470	298,165
Allegheny Technologies, Inc.	3,405	162,759
Alumina, Ltd.	57,209	65,219
Anglo American plc	31,356	1,156,062
Antofagasta plc	9,245	173,154
ArcelorMittal	20,424	373,484
BHP Billiton plc	50,010	1,454,610
BHP Billiton, Ltd.	76,043	2,689,984
Boliden AB	6,413	93,086
Cliffs Natural Resources, Inc.	4,625	288,369
Daido Steel Co., Ltd.	6,000	37,588
Eurasian Natural Resources Corp. plc	6,038	59,213
Fortescue Metals Group, Ltd.	29,198	128,197
Freeport-McMoRan Copper & Gold, Inc.	30,660	1,127,981
Fresnillo plc	4,204	99,521
Glencore International plc	19,476	118,302
Hitachi Metals, Ltd.	4,000	43,425
Iluka Resources, Ltd.	9,817	155,436
JFE Holdings, Inc.	10,900	198,086
Kazakhmys plc	5,020	71,737
Kobe Steel, Ltd.	59,000	91,049

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
Lonmin plc	3,798	$57,470
Lynas Corp., Ltd.*	39,916	42,800
Maruichi Steel Tube, Ltd.	1,100	24,507
Mitsubishi Materials Corp.	26,000	70,456
Newcrest Mining, Ltd.	18,091	549,206
Newmont Mining Corp.	16,065	964,061
Nippon Steel Corp.	120,000	298,780
Nisshin Steel Co., Ltd.	16,000	24,478
Norsk Hydro ASA	21,828	101,219
Nucor Corp.	10,270	406,384
OneSteel, Ltd.	31,371	22,527
OZ Minerals, Ltd.	7,593	77,685
Randgold Resources, Ltd.	2,187	223,558
Rio Tinto plc	33,124	1,603,587
Rio Tinto, Ltd.	10,371	643,282
Salzgitter AG	916	45,896
Sims Metal Management, Ltd.	3,852	50,051
SSAB AB—A Shares	3,669	32,146
Sumitomo Metal Industries, Ltd.	79,000	143,426
Sumitomo Metal Mining Co., Ltd.	12,000	153,887
ThyssenKrupp AG	9,257	212,378
Titanium Metals Corp.	2,600	38,948
United States Steel Corp.	4,575	121,055
Vedanta Resources plc	2,804	43,891
Voestalpine AG	2,576	72,644
Xstrata plc	49,308	742,786
Yamato Kogyo Co., Ltd.	1,000	28,665

		15,711,105

Multi-Utilities—0.4%
A2A S.p.A.	25,707	24,140
AGL Energy, Ltd.	10,816	158,712
Ameren Corp.	7,830	259,408
CenterPoint Energy, Inc.	13,730	275,836
Centrica plc	122,453	549,776
CMS Energy Corp.	8,085	178,517
Consolidated Edison, Inc.	9,505	589,595
Dominion Resources, Inc.	18,460	979,857
DTE Energy Co.	5,440	296,208
GDF Suez	29,410	801,661
Integrys Energy Group, Inc.	2,490	134,908
National Grid plc	84,275	817,936
NiSource, Inc.	9,050	215,480
PG&E Corp.	13,165	542,661
Public Service Enterprise Group, Inc.	16,370	540,374

Multi-Utilities—(Continued)
RWE AG	9,944	$349,142
SCANA Corp.	3,710	167,173
Sempra Energy	7,780	427,900
TECO Energy, Inc.	6,965	133,310
Veolia Environnement S.A.	8,612	95,054
Wisconsin Energy Corp.	7,425	259,578
Xcel Energy, Inc.	15,710	434,224

		8,231,450

Multiline Retail—0.2%
Big Lots, Inc.*	2,090	78,918
Dollar Tree, Inc.*	3,870	321,636
Family Dollar Stores, Inc.	3,840	221,414
Harvey Norman Holdings, Ltd.	12,452	23,378
Isetan Mitsukoshi Holdings, Ltd.	8,900	93,180
J Front Retailing Co., Ltd.	11,000	53,075
JC Penney Co., Inc.	4,575	160,811
Kohl’s Corp.	8,185	403,930
Lifestyle International Holdings, Ltd.	13,500	29,662
Macy’s, Inc.	13,530	435,395
Marks & Spencer Group plc	37,161	179,336
Marui Group Corp., Ltd.	5,200	40,469
Next plc	4,074	173,106
Nordstrom, Inc.	5,250	260,977
PPR	1,821	261,011
Sears Holdings Corp.*	1,215	38,613
Takashimaya Co., Ltd.	6,000	43,361
Target Corp.	21,740	1,113,523

		3,931,795

Office Electronics—0.1%
Brother Industries, Ltd.	5,600	68,635
Canon, Inc.	26,900	1,189,986
Konica Minolta Holdings, Inc.	11,000	81,889
Neopost S.A.	828	55,752
Ricoh Co., Ltd.	16,000	139,260
Xerox Corp.	44,900	357,404

		1,892,926

Oil, Gas & Consumable Fuels—2.6%
Alpha Natural Resources, Inc.*	7,121	145,482
Anadarko Petroleum Corp.	16,165	1,233,874
Apache Corp.	12,455	1,128,174
BG Group plc	80,266	1,712,465
BP plc	448,538	3,199,771
Cabot Oil & Gas Corp.	3,405	258,440

See accompanying notes to financial statements.

18

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Cairn Energy plc*	32,841	$135,060
Caltex Australia, Ltd.	3,165	38,115
Chesapeake Energy Corp.	21,355	476,003
Chevron Corp. (a)	64,580	6,871,312
ConocoPhillips	43,020	3,134,867
CONSOL Energy, Inc.	7,320	268,644
Cosmo Oil Co., Ltd.	14,000	39,055
Denbury Resources, Inc.*	12,865	194,262
Devon Energy Corp.	13,080	810,960
El Paso Corp.	24,960	663,187
ENI S.p.A.	56,977	1,179,528
EOG Resources, Inc.	8,745	861,470
EQT Corp.	4,880	267,375
Essar Energy plc*	7,639	20,202
Exxon Mobil Corp. (a)	155,468	13,177,468
Galp Energia SGPS S.A.—B Shares	5,424	79,992
Hess Corp.	9,610	545,848
Idemitsu Kosan Co., Ltd.	600	61,774
Inpex Corp.	52	326,921
Japan Petroleum Exploration Co.	700	27,332
JX Holdings, Inc.	53,000	319,642
Lundin Petroleum AB*	5,270	129,422
Marathon Oil Corp.	22,730	665,307
Marathon Petroleum Corp.	11,565	384,999
Murphy Oil Corp.	6,255	348,654
Neste Oil Oyj	3,006	30,307
Newfield Exploration Co.*	4,270	161,107
Noble Energy, Inc.	5,695	537,551
Occidental Petroleum Corp.	26,335	2,467,589
OMV AG	3,995	121,611
Origin Energy, Ltd.	25,286	344,375
Peabody Energy Corp.	8,745	289,547
Pioneer Natural Resources Co.	4,015	359,262
QEP Resources, Inc.	5,695	166,864
Range Resources Corp.	5,035	311,868
Repsol YPF S.A.	18,783	575,113
Royal Dutch Shell plc—A Shares	85,692	3,151,380
Royal Dutch Shell plc—B Shares	63,650	2,423,135
Santos, Ltd.	22,467	281,269
Showa Shell Sekiyu KK	4,400	29,621
Southwestern Energy Co.*	11,235	358,846
Spectra Energy Corp.	21,050	647,287
Statoil ASA	26,566	681,442
Sunoco, Inc.	3,415	140,083
Tesoro Corp.*	4,575	106,872

Oil, Gas & Consumable Fuels—(Continued)
TonenGeneral Sekiyu KK	7,000	$76,407
Total S.A.	50,262	2,571,169
Tullow Oil plc	21,403	465,396
Valero Energy Corp.	18,055	380,058
Williams Cos., Inc. (The)	19,065	629,526
Woodside Petroleum, Ltd.	15,033	470,954

		56,484,244

Paper & Forest Products—0.1%
Holmen AB—B Shares	1,239	35,592
International Paper Co.	14,085	416,916
MeadWestvaco Corp.	5,440	162,928
Nippon Paper Group, Inc.	2,400	52,343
OJI Paper Co., Ltd.	20,000	102,525
Stora Enso Oyj—R Shares	13,639	81,432
Svenska Cellulosa AB—B Shares	13,534	200,536
UPM-Kymmene Oyj	12,191	133,918

		1,186,190

Personal Products—0.1%
Avon Products, Inc.	13,930	243,357
Beiersdorf AG	2,456	139,598
Estee Lauder Cos., Inc. (The)—Class A	3,610	405,475
Kao Corp.	12,500	341,181
L’Oreal S.A.	5,693	595,447
Shiseido Co., Ltd.	8,500	156,098

		1,881,156

Pharmaceuticals—1.9%
Abbott Laboratories	50,530	2,841,302
Allergan, Inc.	9,865	865,555
Astellas Pharma, Inc.	10,600	430,586
AstraZeneca plc	31,822	1,474,512
Bayer AG	19,604	1,256,145
Bristol-Myers Squibb Co.	54,915	1,935,205
Chugai Pharmaceutical Co., Ltd.	5,300	87,289
Daiichi Sankyo Co., Ltd.	16,000	316,837
Dainippon Sumitomo Pharma Co., Ltd.	3,800	43,253
Eisai Co., Ltd.	6,000	248,283
Elan Corp. plc*	11,692	162,582
Eli Lilly & Co.	33,050	1,373,558
Forest Laboratories, Inc.*	8,655	261,900
GlaxoSmithKline plc	120,151	2,740,728
Hisamitsu Pharmaceutical Co., Inc.	1,500	63,482

See accompanying notes to financial statements.

19

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Hospira, Inc.*	5,340	$162,176
Johnson & Johnson (a)	88,570	5,808,421
Kyowa Hakko Kirin Co., Ltd.	6,000	73,360
Merck & Co., Inc. (a)	98,805	3,724,948
Merck KGaA	1,568	156,668
Mitsubishi Tanabe Pharma Corp.	5,000	79,051
Mylan, Inc.*	13,785	295,826
Novartis AG	55,260	3,162,525
Novo Nordisk A.S.—Class B	10,086	1,162,932
Ono Pharmaceutical Co., Ltd.	2,000	112,173
Orion Oyj—Class B	2,212	43,137
Otsuka Holdings Co., Ltd.	6,073	170,762
Perrigo Co.	3,010	292,873
Pfizer, Inc. (a)	249,145	5,391,498
Roche Holding AG	16,636	2,818,541
Sanofi	27,138	1,990,163
Santen Pharmaceutical Co., Ltd.	1,800	74,147
Shionogi & Co., Ltd.	7,100	91,108
Shire plc	13,343	463,281
Taisho Pharmaceutical Holdings Co., Ltd.*	919	70,810
Takeda Pharmaceutical Co., Ltd.	18,700	821,187
Teva Pharmaceutical Industries, Ltd.	22,319	899,582
Tsumura & Co.	1,400	41,256
UCB S.A.	2,487	104,619
Watson Pharmaceuticals, Inc.*	4,170	251,618

		42,363,879

Professional Services—0.1%
Adecco S.A.*	3,232	134,946
Bureau Veritas S.A.	1,352	98,504
Campbell Brothers, Ltd.	1,599	80,178
Capita Group plc (The)	14,377	140,256
Dun & Bradstreet Corp.	1,625	121,599
Equifax, Inc.	3,915	151,667
Experian plc	23,900	324,649
Intertek Group plc	3,919	123,427
Randstad Holding N.V.	2,805	82,756
Robert Half International, Inc.	4,580	130,347
SGS S.A.	130	215,034

		1,603,363

Real Estate Investment Trusts—4.0%
A & J Mucklow Group plc	3,150	14,287
Acadia Realty Trust	5,600	112,784

Real Estate Investment Trusts—(Continued)
Affine	550	$8,916
Agree Realty Corp.	1,250	30,475
Alexander’s, Inc.	300	111,009
Alexandria Real Estate Equities, Inc.	8,150	562,105
Allied Properties Real Estate Investment Trust	6,750	167,812
Alstria Office REIT-AG	9,450	112,389
American Assets Trust, Inc.	5,150	105,627
American Campus Communities, Inc.	9,300	390,228
American Tower Corp.—Class A	12,765	766,028
Apartment Investment & Management Co.—Class A	19,815	453,962
Artis Real Estate Investment Trust	10,950	150,652
Ascendas Real Estate Investment Trust	314,250	444,317
Ashford Hospitality Trust	8,950	71,600
Associated Estates Realty Corp.	5,550	88,523
AvalonBay Communities, Inc.	15,695	2,049,767
Befimmo S.C.A. Sicafi	2,300	149,966
Beni Stabili S.p.A.	126,150	56,559
Big Yellow Group plc	17,200	65,396
BioMed Realty Trust, Inc.	20,250	366,120
Boardwalk Real Estate Investment Trust	6,300	312,506
Boston Properties, Inc.	24,275	2,417,790
Brandywine Realty Trust	17,700	168,150
BRE Properties, Inc.	9,850	497,228
British Land Co. plc	136,310	975,028
BWP Trust	68,450	120,595
Calloway Real Estate Investment Trust	14,100	371,202
Camden Property Trust	9,400	585,056
Campus Crest Communities, Inc.	4,000	40,240
Canadian Apartment Properties	11,150	244,634
Canadian Real Estate Investment Trust	8,800	306,358
Canmarc Real Estate Investment Trust	7,200	113,291
CapitaCommercial Trust	278,200	226,260
Capital Shopping Centres Group plc	97,944	473,375
CapitaMall Trust	379,100	496,874
CapLease, Inc.	8,700	35,148
CBL & Associates Properties, Inc.	19,500	306,150
CDL Hospitality Trusts	94,500	112,665

See accompanying notes to financial statements.

20

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Cedar Shopping Centers, Inc.	8,900	$38,359
CFS Retail Property Trust	321,872	555,352
Champion	324,700	122,281
Charter Hall Office	65,000	234,034
Charter Hall Retail	39,800	130,419
Chartwell Seniors Housing	19,000	158,824
Chesapeake Lodging Trust	4,200	64,932
Cofinimmo	1,850	217,528
Colonial Properties Trust	11,450	238,847
Cominar Real Estate Investment Trust	9,150	198,234
Commonwealth Property Office Fund	322,650	315,627
CommonWealth REIT	11,000	183,040
Corio N.V.	13,607	590,440
Corporate Office Properties Trust	9,400	199,844
Cousins Properties, Inc.	13,650	87,497
Crombie Real Estate Investment Trust	5,400	74,453
CubeSmart	16,100	171,304
DCT Industrial Trust, Inc.	32,300	165,376
DDR Corp.	36,400	442,988
Derwent London plc	13,400	323,778
Dexus Property Group	750,849	638,994
DiamondRock Hospitality Co.	21,950	211,598
Digital Realty Trust, Inc.	13,850	923,379
Douglas Emmett, Inc.	12,600	229,824
Duke Realty Corp.	33,100	398,855
Dundee Real Estate Investment Trust	8,700	279,519
DuPont Fabros Technology, Inc.	8,200	198,604
EastGroup Properties, Inc.	3,550	154,354
Education Realty Trust, Inc.	12,100	123,783
Entertainment Properties Trust	6,100	266,631
Equity Lifestyle Properties, Inc.	5,400	360,126
Equity One, Inc.	7,550	128,199
Equity Residential	48,360	2,757,971
Essex Property Trust, Inc.	4,450	625,269
Eurobank Properties Real Estate Investment Co.	2,450	12,076
Eurocommercial Properties N.V.	1,150	36,475
Extendicare Real Estate Investment Trust	10,500	87,771
Extra Space Storage, Inc.	12,350	299,240
Federal Realty Investment Trust	8,350	757,762

Real Estate Investment Trusts—(Continued)
FelCor Lodging Trust, Inc.*	16,350	$49,868
First Industrial Realty Trust, Inc.*	11,400	116,622
First Potomac Realty Trust	6,550	85,478
Fonciere Des Regions	4,244	272,179
Franklin Street Properties Corp.	10,900	108,455
Gecina S.A.	3,073	258,700
General Growth Properties, Inc.	61,750	927,485
Getty Realty Corp.	3,250	45,338
Glimcher Realty Trust	14,150	130,180
Goodman Group	1,138,746	664,199
Government Properties Income Trust	4,600	103,730
GPT Group	283,227	890,512
Great Portland Estates plc	41,200	206,101
H&R Real Estate Investment Trust	21,900	500,953
Hammerson plc	109,897	611,936
HCP, Inc.	66,615	2,759,859
Health Care REIT, Inc.	31,395	1,711,969
Healthcare Realty Trust, Inc.	10,250	190,547
Hersha Hospitality Trust	22,250	108,580
Highwoods Properties, Inc.	9,500	281,865
Home Properties, Inc.	6,350	365,569
Hospitality Properties Trust	16,250	373,425
Host Hotels & Resorts, Inc.	115,815	1,710,588
ICADE	3,397	267,472
Immobiliare Grande Distribuzione	15,750	15,104
Inland Real Estate Corp.	11,650	88,657
InnVest Real Estate Investment Trust	12,250	49,754
Intervest Offices	950	22,343
Investa Office Fund	350,050	215,074
Investors Real Estate Trust	10,700	78,057
Japan Prime Realty Investment Corp.	111	261,586
Japan Real Estate Investment Corp.	77	599,900
Japan Retail Fund Investment Corp.	292	432,450
Kenedix Realty Investment Corp.	9	26,168
Kilroy Realty Corp.	7,700	293,139
Kimco Realty Corp.	66,620	1,081,909
Kite Realty Group Trust	8,350	37,659
Kiwi Income Property Trust	128,150	100,982
Klepierre	14,896	424,145
Land Securities Group plc	120,717	1,187,283
LaSalle Hotel Properties	11,000	266,310
Lexington Realty Trust	20,300	152,047
Liberty Property Trust	15,200	469,376

See accompanying notes to financial statements.

21

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Link REIT (The)	349,550	$1,287,907
London & Stamford Property plc	71,850	120,459
LTC Properties, Inc.	3,950	121,897
Macerich Co. (The)	17,350	877,910
Mack-Cali Realty Corp.	11,400	304,266
Mapletree Industrial Trust	160,850	133,408
Mapletree Logistics Trust	239,650	156,472
Medical Properties Trust, Inc.	14,600	144,102
Mercialys	6,050	195,331
Mid-America Apartment Communities, Inc.	5,000	312,750
Mirvac Group	530,058	640,826
Morguard Real Estate Investment Trust	5,600	88,115
Mori Trust Sogo REIT, Inc.	54	440,354
National Health Investors, Inc.	3,650	160,527
National Retail Properties, Inc.	13,750	362,725
Nieuwe Steen Investments N.V.	7,943	97,251
Nippon Accommodations Fund, Inc.	55	369,967
Nippon Building Fund, Inc.	90	736,254
Nomura Real Estate Office Fund, Inc.	47	241,348
Northern Property Real Estate Investment Trust	3,900	113,987
NorthWest Healthcare Properties Real Estate Investment Trust	4,600	51,978
Omega Healthcare Investors, Inc.	13,550	262,192
Orix JREIT, Inc.	7	28,856
Parkway Properties, Inc.	2,850	28,101
Pebblebrook Hotel Trust	6,700	128,506
Pennsylvania Real Estate Investment Trust	7,250	75,690
Piedmont Office Realty Trust, Inc.	22,700	386,808
Plum Creek Timber Co, Inc.	5,235	191,392
Post Properties, Inc.	6,850	299,482
Premier Investment Corp.	4	12,995
Primaris Retail Real Estate Investment Trust	10,550	213,832
Primary Health Properties plc	8,950	44,223
Prologis, Inc.	75,280	2,152,255
PS Business Parks, Inc.	2,400	133,032
Public Storage	21,525	2,894,251
Ramco-Gershenson Properties Trust	5,100	50,133
Realty Income Corp.	17,550	613,548

Real Estate Investment Trusts—(Continued)
Regency Centers Corp.	11,850	$445,797
Retail Opportunity Investments Corp.	6,400	75,776
RioCan Real Estate Investment Trust	35,950	934,414
RLJ Lodging Trust	14,000	235,620
Saul Centers, Inc.	1,900	67,298
Segro plc	115,038	372,190
Senior Housing Properties Trust	21,400	480,216
Shaftesbury plc	32,950	238,884
Simon Property Group, Inc.	48,110	6,203,303
SL Green Realty Corp.	11,250	749,700
Societe de la Tour Eiffel	750	37,357
Societe Immobiliere de Location pour l’Industrie et le Commerce	1,700	165,162
Sovran Self Storage, Inc.	3,650	155,746
Stockland	364,319	1,189,715
Strategic Hotels & Resorts, Inc.*	24,450	131,297
Sun Communities, Inc.	2,800	102,284
Sunstone Hotel Investors, Inc.*	15,500	126,325
Suntec Real Estate Investment Trust	289,750	240,157
Tanger Factory Outlet Centers, Inc.	11,300	331,316
Taubman Centers, Inc.	7,650	475,065
Tokyu REIT, Inc.	4	20,102
Top REIT, Inc.	5	22,456
Transglobe Apartment Real Estate Investment Trust	7,600	87,372
UDR, Inc.	28,850	724,135
Unibail-Rodamco	14,231	2,552,699
United Urban Investment Corp.	261	295,796
Universal Health Realty Income Trust	1,650	64,350
Urstadt Biddle Properties—Class A	2,700	48,816
VastNed Retail N.V.	2,450	109,904
Ventas, Inc.	47,192	2,601,695
Vornado Realty Trust	30,340	2,331,932
Warehouses De Pauw SCA	1,350	64,892
Washington Real Estate Investment Trust	8,650	236,577
Weingarten Realty Investors	15,900	346,938
Wereldhave Belgium	300	26,034
Wereldhave N.V.	2,900	192,329
Westfield Group	356,015	2,851,143
Westfield Retail Trust	470,323	1,199,002
Weyerhaeuser Co.	17,340	323,738
Whiterock Real Estate Investment Trust	4,700	61,197

See accompanying notes to financial statements.

22

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Investment Trusts—(Continued)
Winthrop Realty Trust	3,200	$32,544
Workspace Group plc	18,900	66,164

		87,118,779

Real Estate Management & Development—1.3%
Aeon Mall Co., Ltd.	13,550	287,109
Agile Property Holdings, Ltd.	182,950	163,362
Allreal Holding AG*	900	131,016
Azrieli Group	4,550	107,478
Brookfield Office Properties, Inc.	49,450	776,630
CA Immobilien Anlagen AG*	11,600	125,002
Capital & Counties Properties plc	90,050	257,925
CapitaLand, Ltd.	477,300	812,345
CapitaMalls Asia, Ltd.	236,388	205,837
Castellum A.B.	22,650	280,281
CBRE Group, Inc*	10,455	159,125
Cheung Kong Holdings, Ltd.	33,000	391,635
China Overseas Land & Investment, Ltd.	537,750	901,628
China Resources Land, Ltd.	306,950	493,181
City Developments, Ltd.	101,450	695,703
Citycon Oyj	27,450	82,052
CLS Holdings plc*	2,950	27,039
Colonia Real Estate AG*	2,150	8,354
Conwert Immobilien Invest SE	10,700	118,947
Country Garden Holdings Co.	439,900	164,464
Daejan Holdings plc	650	28,002
Daito Trust Construction Co., Ltd.	1,800	154,401
Daiwa House Industry Co., Ltd.	11,000	131,034
Deutsche Euroshop AG	6,800	218,748
Deutsche Wohnen AG	13,500	179,751
Development Securities plc	16,100	37,509
DIC Asset AG	4,500	31,285
Fabege AB	21,750	170,417
First Capital Realty, Inc.	9,000	153,120
FKP Property Group	118,350	58,154
Forest City Enterprises, Inc.*	19,750	233,445
GAGFAH S.A.	11,850	61,084
Global Logistic Properties, Ltd.	285,168	385,616
Grainger plc	40,950	67,941
GSW Immobilien AG	4,100	118,943
Hang Lung Group, Ltd.	20,000	108,840
Hang Lung Properties, Ltd.	351,550	999,457
Hansteen Holdings plc	84,150	99,921
Helical Bar plc	15,550	44,840

Real Estate Management & Development—(Continued)
Henderson Land Development Co., Ltd.	176,450	$873,605
Hongkong Land Holdings, Ltd.	229,600	1,039,385
Hopewell Holdings, Ltd.	13,000	33,179
Hopson Development Holdings, Ltd.	92,300	47,898
Hufvudstaden A.B.—A Shares	20,050	204,165
Hysan Development Co., Ltd.	118,400	387,813
IMMOFINANZ AG*	22,033	66,511
Inmobiliaria Colonial S.A.*	4,500	13,354
Invista Foundation Property Trust, Ltd.	46,850	24,190
IVG Immobilien AG*	20,500	55,839
Keppel Land, Ltd.	115,200	196,882
Kerry Properties, Ltd.	110,800	366,246
Killam Properties, Inc.	6,400	72,821
Klovern AB	16,450	61,761
Kungsleden AB	17,950	119,751
Lend Lease Group	12,716	93,155
Mitsubishi Estate Co., Ltd.	166,650	2,485,762
Mitsui Fudosan Co., Ltd.	136,050	1,979,512
Mobimo Holding AG*	850	188,337
New World China Land, Ltd.	341,450	68,322
New World Development, Ltd.	673,100	540,293
Nomura Real Estate Holdings, Inc.	12,250	182,070
Norwegian Property ASA	65,700	80,888
NTT Urban Development Corp.	201	136,884
Patrizia Immobilien AG*	3,400	15,114
Prime Office REIT-AG*	5,100	28,750
PSP Swiss Property AG	6,100	510,451
Quintain Estates & Development plc*	68,150	39,882
Safestore Holdings plc	24,600	38,123
Shenzhen Investment, Ltd.	348,500	62,201
Shimao Property Holdings, Ltd.	186,450	158,073
Shui On Land, Ltd.	343,250	104,086
Sino Land Co., Ltd.	424,350	603,787
Soho China, Ltd.	273,300	182,564
Sponda Oyj	37,300	150,428
St. Modwen Properties plc	19,750	34,595
Sumitomo Realty & Development Co., Ltd.	71,550	1,250,757
Sun Hung Kai Properties, Ltd.	286,800	3,579,619
Swire Pacific, Ltd.—Class A	17,000	204,798
Swiss Prime Site AG	5,350	402,418
TAG Immobilien AG*	9,850	78,558

See accompanying notes to financial statements.

23

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Technopolis Oyj	8,350	$36,270
Tokyo Tatemono Co., Ltd.	42,200	127,504
Tokyu Land Corp.	62,300	235,134
Unite Group plc	20,950	54,506
UOL Group, Ltd.	10,000	30,819
Wallenstam AB—B Shares	15,800	145,858
Wharf Holdings, Ltd.	234,100	1,059,167
Wheelock & Co., Ltd.	21,000	51,962
Wihlborgs Fastigheter AB	10,150	133,987
Wing Tai Holdings, Ltd.	78,350	57,219
Yanlord Land Group, Ltd.	77,000	56,607
Zueblin Immobilien Holding AG*	5,900	15,080

		28,238,561

Road & Rail—0.3%
Asciano, Ltd.	22,867	105,529
Central Japan Railway Co.	36	303,759
ComfortDelGro Corp., Ltd.	44,000	48,015
CSX Corp.	34,000	716,040
DSV A.S.	4,783	85,700
East Japan Railway Co.	8,100	515,280
Keikyu Corp.	11,000	98,677
Keio Corp.	13,000	91,621
Keisei Electric Railway Co., Ltd.	6,000	44,079
Kintetsu Corp.	38,000	148,485
MTR Corp.	34,000	110,036
Nippon Express Co., Ltd.	20,000	77,863
Norfolk Southern Corp.	10,890	793,445
Odakyu Electric Railway Co., Ltd.	15,000	144,870
QR National, Ltd.	40,043	140,169
Ryder System, Inc.	1,630	86,618
Tobu Railway Co., Ltd.	24,000	122,462
Tokyu Corp.	26,000	127,909
Union Pacific Corp.	15,665	1,659,550
West Japan Railway Co.	4,026	174,868

		5,594,975

Semiconductors & Semiconductor Equipment—0.5%
Advanced Micro Devices, Inc.*	18,960	102,384
Advantest Corp.	3,500	33,249
Altera Corp.	10,370	384,727
Analog Devices, Inc.	9,610	343,846
Applied Materials, Inc.	42,260	452,605
ARM Holdings plc	31,560	291,053
ASM Pacific Technology, Ltd.	4,700	52,711
ASML Holding N.V.	10,246	430,363

Semiconductors & Semiconductor Equipment—(Continued)
Broadcom Corp.—Class A*	15,705	$461,099
Elpida Memory, Inc.*	6,100	28,309
First Solar, Inc.*	1,880	63,469
Infineon Technologies AG	25,478	192,195
Intel Corp. (a)	165,070	4,002,947
KLA-Tencor Corp.	5,440	262,480
Linear Technology Corp.	7,320	219,820
LSI Corp.*	18,180	108,171
Microchip Technology, Inc.	6,200	227,106
Micron Technology, Inc.*	32,010	201,343
Novellus Systems, Inc.*	2,150	88,773
NVIDIA Corp.*	19,760	273,874
Rohm Co., Ltd.	2,300	107,090
STMicroelectronics N.V.	14,940	88,435
Sumco Corp.*	2,700	19,901
Teradyne, Inc.*	5,900	80,417
Texas Instruments, Inc.	36,980	1,076,488
Tokyo Electron, Ltd.	4,100	208,248
Xilinx, Inc.	8,490	272,189

		10,073,292

Software—0.7%
Adobe Systems, Inc.*	15,870	448,645
Autodesk, Inc.*	7,325	222,167
BMC Software, Inc.*	5,495	180,126
CA, Inc.	11,905	240,660
Citrix Systems, Inc.*	6,000	364,320
Dassault Systemes S.A.	1,481	118,849
Electronic Arts, Inc.*	10,680	220,008
Intuit, Inc.	9,645	507,231
Konami Corp.	2,200	65,790
Microsoft Corp. (a)	242,675	6,299,843
NICE Systems, Ltd.*	1,418	48,223
Nintendo Co., Ltd.	2,400	330,771
Oracle Corp. (a)	127,490	3,270,118
Oracle Corp. Japan	900	29,761
Red Hat, Inc.*	6,205	256,204
Sage Group plc (The)	31,006	141,540
Salesforce.com, Inc.*	4,415	447,946
SAP AG	21,809	1,155,697
Square Enix Holdings Co., Ltd.	1,500	29,406
Symantec Corp.*	23,860	373,409
Trend Micro, Inc.*	2,500	74,622

		14,825,336

See accompanying notes to financial statements.

24

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—0.4%
ABC-Mart, Inc.	700	$26,595
Abercrombie & Fitch Co.—Class A	2,755	134,554
AutoNation, Inc.*	1,555	57,333
AutoZone, Inc.*	975	316,846
Bed Bath & Beyond, Inc.*	7,805	452,456
Best Buy Co., Inc.	9,465	221,197
CarMax, Inc.*	7,300	222,504
Fast Retailing Co., Ltd.	1,300	236,184
GameStop Corp.—Class A*	4,475	107,982
Gap, Inc. (The)	11,220	208,131
Hennes & Mauritz AB—B Shares	24,301	780,464
Home Depot, Inc. (The)	49,980	2,101,159
Inditex S.A.	5,177	423,924
Kingfisher plc	55,422	215,543
Limited Brands, Inc.	7,910	319,168
Lowe’s Cos., Inc.	40,570	1,029,667
Nitori Holdings Co., Ltd.	900	84,360
O’Reilly Automotive, Inc.*	4,175	333,791
Orchard Supply Hardware Stores Corp.—Class A*	36	0
Ross Stores, Inc.	7,470	355,049
Sanrio Co. Ltd.	1,100	56,455
Shimamura Co., Ltd.	600	61,362
Staples, Inc.	22,645	314,539
Tiffany & Co.	4,140	274,316
TJX Cos, Inc. (The)	12,185	786,542
Urban Outfitters, Inc.*	3,540	97,562
USS Co., Ltd.	520	46,983
Yamada Denki Co., Ltd.	1,950	132,459

		9,397,125

Textiles, Apparel & Luxury Goods—0.2%
Adidas AG	4,981	324,709
Asics Corp.	3,000	33,797
Burberry Group plc	10,463	191,543
Christian Dior S.A.	1,320	156,365
Coach, Inc.	9,510	580,490
Compagnie Financiere Richemont S.A.—Class A	12,430	627,018
Luxottica Group S.p.A.	2,736	76,735
LVMH Moet Hennessy Louis Vuitton S.A.	6,017	849,626
NIKE, Inc.—Class B	12,055	1,161,740
Ralph Lauren Corp.	2,085	287,897
Swatch Group AG (The)	1,761	343,517
VF Corp.	2,845	361,287

Textiles, Apparel & Luxury Goods—(Continued)
Yue Yuen Industrial Holdings, Ltd.	17,500	$55,286

		5,050,010

Thrifts & Mortgage Finance—0.0%
Hudson City Bancorp., Inc.	17,035	106,469
People’s United Financial, Inc.	11,645	149,638

		256,107

Tobacco—0.5%
Altria Group, Inc.	66,575	1,973,949
British American Tobacco plc	46,810	2,220,309
Imperial Tobacco Group plc	24,051	909,446
Japan Tobacco, Inc.	107	502,805
Lorillard, Inc.	4,430	505,020
Philip Morris International, Inc. (a)	56,315	4,419,601
Reynolds American, Inc.	10,930	452,721
Swedish Match AB	5,153	183,052

		11,166,903

Trading Companies & Distributors—0.2%
Brenntag AG	839	78,116
Bunzl plc	7,745	106,015
Fastenal Co.	9,510	414,731
ITOCHU Corp.	35,000	354,807
Marubeni Corp.	39,000	237,127
Mitsubishi Corp.	33,300	671,321
Mitsui & Co., Ltd.	41,200	639,387
Noble Group, Ltd.	91,000	79,081
Sojitz Corp.	29,600	45,685
Sumitomo Corp.	26,600	359,362
Toyota Tsusho Corp.	5,000	88,249
W.W. Grainger, Inc.	1,980	370,636
Wolseley plc	6,857	226,087

		3,670,604

Transportation Infrastructure—0.0%
Abertis Infraestructuras S.A.	9,097	145,072
Aeroports de Paris	883	60,484
Atlantia S.p.A.	7,389	118,137
Auckland International Airport, Ltd.	21,705	42,679
Fraport AG Frankfurt Airport Services Worldwide	862	42,486
Groupe Eurotunnel S.A.	12,381	84,127
Hutchison Port Holdings Trust	122,502	75,850
Kamigumi Co., Ltd.	6,000	51,709
Koninklijke Vopak N.V.	1,654	87,336
Mitsubishi Logistics Corp.	3,000	33,271

See accompanying notes to financial statements.

25

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares/Par Amount($)†	Value

Transportation Infrastructure—(Continued)
Sydney Airport	8,727	$23,772
Transurban Group	30,459	175,303

		940,226

Water Utilities—0.0%
Severn Trent plc	5,568	129,136
United Utilities Group plc	15,982	150,380

		279,516

Wireless Telecommunication Services—0.3%
Cellcom Israel, Ltd.	1,283	21,459
KDDI Corp.	70	450,503
MetroPCS Communications, Inc.*	9,490	82,373
Millicom International Cellular S.A.	1,841	184,517
Mobistar S.A.	704	36,853
NTT DoCoMo, Inc.	362	664,925
Partner Communications Co., Ltd.	2,007	17,734
SOFTBANK Corp.	21,000	617,690
Sprint Nextel Corp.*	97,055	227,109
StarHub, Ltd.	14,000	31,480
Vodafone Group plc	1,203,582	3,342,761

		5,677,404

Total Common Stocks (Cost $685,269,975)		692,872,239

U.S. Treasury & Government Agencies—24.2%

Federal Agencies—1.6%
Federal Home Loan Banks 0.875%, 08/22/12	10,000	10,042
1.750%, 12/14/12	10,000	10,138
2.500%, 06/13/14	4,725,000	4,950,321
4.750%, 12/16/16	1,785,000	2,099,635
Federal Home Loan Mortgage Corporation 5.000%, 07/15/14	7,710,000	8,567,845
4.375%, 07/17/15	4,305,000	4,843,349
Federal National Mortgage Association 4.750%, 02/21/13	10,000	10,506
1.750%, 05/07/13	50,000	50,955
3.875%, 07/12/13	799,000	842,911
4.625%, 10/15/13	10,000	10,759
2.750%, 03/13/14	4,560,000	4,780,827
2.375%, 04/11/16	966,000	1,021,670
5.250%, 09/15/16	5,445,000	6,470,560

Federal Agencies—(Continued)
5.375%, 06/12/17	756,000	$914,522
7.250%, 05/15/30	541,000	847,406

		35,431,446

U.S. Treasury—22.6%
U.S. Treasury Bonds 6.250%, 08/15/23	4,620,000	6,613,096
6.000%, 02/15/26	7,077,000	10,200,830
5.375%, 02/15/31	11,020,000	15,708,668
3.500%, 02/15/39	5,264,000	5,922,000
4.375%, 11/15/39	8,320,000	10,803,004
4.375%, 05/15/40	6,650,000	8,639,806
4.375%, 05/15/41	7,495,000	9,766,922
3.750%, 08/15/41	5,055,000	5,945,944
3.125%, 11/15/41	6,615,000	6,931,283
U.S. Treasury Notes 0.625%, 06/30/12	4,860,000	4,874,240
4.625%, 07/31/12	1,190,000	1,221,330
4.000%, 11/15/12	7,918,300	8,183,381
0.625%, 01/31/13	4,595,000	4,618,154
3.625%, 05/15/13	18,373,900	19,229,444
1.125%, 06/15/13	31,755,000	32,178,008
0.750%, 08/15/13	23,053,000	23,248,420
0.250%, 11/30/13	44,626,600	45,757,305
1.000%, 01/15/14	7,660,000	7,774,302
2.625%, 07/31/14	12,915,000	13,674,764
0.250%, 09/15/14	8,470,000	8,450,146
0.375%, 11/15/14	7,800,000	7,806,092
2.125%, 12/31/15	15,450,000	16,389,066
2.000%, 01/31/16	9,780,000	10,319,426
2.000%, 04/30/16	21,417,000	22,618,365
7.250%, 05/15/16	13,085,000	16,782,533
3.250%, 07/31/16	18,515,000	20,590,717
1.000%, 09/30/16	17,635,000	17,819,621
3.125%, 10/31/16	28,880,000	32,027,487
0.875%, 11/30/16	12,297,000	12,336,387
2.375%, 07/31/17	4,670,100	5,019,993
2.250%, 11/30/17	7,125,000	7,602,596
2.625%, 01/31/18	8,315,000	9,057,505
2.750%, 02/15/19	6,836,000	8,396,475
2.625%, 11/15/20	15,004,000	16,155,092
3.625%, 02/15/21	16,280,000	18,903,880
2.125%, 08/15/21	11,970,000	12,278,599
2.000%, 11/15/21	10,780,000	10,904,649

		494,749,530

Total U.S. Treasury & Government Agencies (Cost $521,270,246)		530,180,976

See accompanying notes to financial statements.

26

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—4.9%

Security Description	Par Amount($)†	Value

Sovereign—4.9%
Australia Government Bond 6.000%, 02/15/17 (AUD)	230,000	$265,556
5.250%, 03/15/19 (AUD)	510,000	580,806
5.750%, 05/15/21 (AUD)	100,000	119,298
Bundesrepublik Deutschland 3.750%, 07/04/13 (EUR)	1,375,000	1,882,022
4.250%, 01/04/14 (EUR)	3,900,000	5,472,225
3.500%, 01/04/16 (EUR)	910,000	1,318,821
4.000%, 07/04/16 (EUR)	4,840,000	7,196,210
3.000%, 07/04/20 (EUR)	1,160,000	1,667,803
2.500%, 01/04/21 (EUR)	2,715,000	3,760,294
5.500%, 01/04/31 (EUR)	1,120,000	2,107,087
4.750%, 07/04/34 (EUR)	150,000	269,966
4.250%, 07/04/39 (EUR)	965,000	1,709,695
Canadian Government Bond 3.500%, 06/01/13 (CAD)	455,000	463,305
4.000%, 06/01/16 (CAD)	735,000	808,113
3.500%, 06/01/20 (CAD)	420,000	466,182
5.750%, 06/01/29 (CAD)	385,000	558,817
4.000%, 06/01/41 (CAD)	180,000	232,424
Denmark Government Bond 4.000%, 11/15/15 (DKK)	500,000	99,384
4.000%, 11/15/19 (DKK)	265,000	55,392
4.500%, 11/15/39 (DKK)	295,000	77,183
France Government Bond OAT 4.000%, 04/25/13 (EUR)	1,765,000	2,399,868
3.250%, 04/25/16 (EUR)	1,475,000	2,020,010
3.750%, 04/25/21 (EUR)	1,690,000	2,294,898
5.500%, 04/25/29 (EUR)	835,000	1,341,275
4.500%, 04/25/41 (EUR)	310,000	460,832
Italy Buoni Poliennali Del Tesoro 3.750%, 12/15/13 (EUR)	896,000	1,138,196
3.750%, 04/15/16 (EUR)	1,525,000	1,833,477
3.750%, 03/01/21 (EUR)	2,105,000	2,253,575
5.250%, 11/01/29 (EUR)	1,190,000	1,285,735
5.000%, 08/01/39 (EUR)	235,000	242,220
Japan Government Ten Year Bond 1.000%, 06/20/13 (JPY)	483,600,000	6,361,083
1.900%, 06/20/16 (JPY)	1,140,000,000	15,841,661
Japan Government Thirty Year Bond 2.300%, 03/20/40 (JPY)	227,700,000	3,223,719
Japan Government Twenty Year Bond 2.500%, 12/21/20 (JPY)	852,300,000	12,624,867
2.100%, 06/20/29 (JPY)	683,450,000	9,486,311

Sovereign—(Continued)
Mexican Bonos 7.250%, 12/15/16 (MXN)	2,120,000	$162,931
6.500%, 06/10/21 (MXN)	11,665,000	838,919
Poland Government Bond 5.500%, 10/25/19 (PLN)	555,000	159,521
South Africa Government Bond 8.250%, 09/15/17 (ZAR)	1,220,000	157,062
Spain Government Bond 2.500%, 10/31/13 (EUR)	665,000	851,358
3.150%, 01/31/16 (EUR)	620,000	778,899
4.000%, 04/30/20 (EUR)	1,100,000	1,354,294
6.000%, 01/31/29 (EUR)	190,000	251,831
4.200%, 01/31/37 (EUR)	225,000	232,691
Sweden Government Bond Series 1047 5.000%, 12/01/20 (SEK)	565,000	105,818
Series 1049 4.500%, 08/12/15 (SEK)	660,000	108,170
United Kingdom Gilt 4.500%, 03/07/13 (GBP)	1,235,000	2,013,277
4.000%, 09/07/16 (GBP)	1,170,000	2,078,936
3.750%, 09/07/20 (GBP)	1,215,000	2,185,670
4.750%, 12/07/30 (GBP)	560,000	1,129,114
4.250%, 09/07/39 (GBP)	1,525,000	2,920,336

Total Foreign Bonds & Debt Securities (Cost $109,595,603)		107,247,137

Investment Company Securities—7.3%
F&C Commercial Property Trust, Ltd.	67,200	105,953
IRP Property Investments, Ltd.	14,550	15,555
iShares Russell 2000 Index Fund	813,290	59,931,340
Picton Property Income, Ltd.	45,350	26,218
SPDR S&P MidCap 400 ETF Trust	376,920	60,133,817
Standard Life Investment Property Income Trust plc	17,950	14,424
UK Commercial Property Trust	47,300	50,800
Vanguard MSCI Emerging Markets ETF	1,074,940	41,073,457

Total Investment Company Securities (Cost $158,956,937)		161,351,564

See accompanying notes to financial statements.

27

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

Preferred Stocks—0.1%

Security Description	Shares	Value

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	1,224	$58,028
Porsche Automobil Holding SE	3,681	197,431
Volkswagen AG	3,452	517,365

		772,824

Household Products—0.0%
Henkel AG & Co. KGaA	4,266	246,737

Media—0.0%
ProSiebenSat.1 Media AG	1,796	32,881

Multi-Utilities—0.0%
RWE AG	915	30,186

Specialty Retail—0.0%
Orchard Supply Hardware Stores Corp.*	36	0

Total Preferred Stocks (Cost $1,139,556)		1,082,628

Purchased Options—0.0%
Euro Stoxx 50 Index, Expires 03/16/12	4,090	33,424
S&P 500 Index, Expires 02/18/12	394,500	78,900
S&P 500 Index, Expires 01/21/12	69,800	10,470
S&P 500 Index, Expires 03/17/12	234,200	268,285

Total Purchased Options (Cost $2,666,378)		391,079

Warrants—0.0%

Real Estate Investment Trusts—0.0%
Nieuwe Steen Investments N.V., expires 04/01/13*	550	0

Total Warrants (Cost $—)		0

Short-Term Investments—39.9%

Security Description	Par Amount($)†	Value

Repurchase Agreements—39.9%

Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $872,182,969 on 01/03/12, collateralized by $5,220,000 Federal Home Loan Bank at 0.220% due 10/26/12 with a value of $5,220,000; by $2,090,000 Federal Home Loan Bank at 0.125% due 10/25/12 with a value of $2,088,955; by $86,000,000 Federal Home Loan Bank at 0.160% due 10/09/12 with a value of $86,000,000; by $205,000 Federal Home Loan Mortgage Corp. at 4.625% due 10/25/12 with a value of $213,969; by $1,585,000 Federal National Mortgage Association at 0.500% due 10/30/12 with a value of $1,588,963; by $985,000 Federal National Mortgage Association at 4.377% due 01/23/18 with a value of $1,158,606; by $279,990,000 U.S. Treasury Notes at 4.250% due 09/30/12 with a value of $291,485,003; by $500,000,000 U.S. Treasury Notes at 0.375% due 09/30/12 with a value of $501,875,000.

	872,182,000	$872,182,000

Total Short-Term Investments (Cost $872,182,000)		872,182,000

Total Investments—108.1% (Cost $2,351,080,695#)		2,365,307,623
Other Assets and Liabilities (net)—(8.1)%		(176,571,779)

Net Assets—100.0%		$2,188,735,844

†	Par amount stated in U.S. dollar unless otherwise noted.
*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $2,359,149,493. The aggregate unrealized appreciation and depreciation of investments were $36,816,066 and $(30,657,936), respectively, resulting in net unrealized appreciation of $6,158,130 for federal income tax purposes.

See accompanying notes to financial statements.

28

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

(a)	All or a portion of the security was pledged as collateral against open future contracts. At the period end, the value of the securities pledged amounted to $39,344,610.
(b)	Affiliated issuer. (See Note 9 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $261,938, which is 0.0% of net assets.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(ZAR)—	South African Rand

Countries Diversification as of December 31, 2011 (Unaudited)
% of Net Assets
United States	90.1
Japan	4.8
United Kingdom	3.0
Germany	2.0
France	1.4
Australia	1.3
Switzerland	1.0
Hong Kong	0.7
Italy	0.5
Spain	0.5

See accompanying notes to financial statements.

29

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$9,710,850	$1,664,526	$—	$11,375,376
Air Freight & Logistics	3,800,846	599,093	—	4,399,939
Airlines	215,926	345,073	—	560,999
Auto Components	1,026,692	1,805,697	—	2,832,389
Automobiles	1,617,430	6,456,606	—	8,074,036
Beverages	9,911,984	4,964,062	—	14,876,046
Biotechnology	4,485,955	553,643	—	5,039,598
Building Products	120,992	1,308,481	—	1,429,473
Capital Markets	6,664,192	3,873,431	—	10,537,623
Chemicals	8,274,851	8,141,653	—	16,416,504
Commercial Banks	9,822,849	24,990,123	—	34,812,972
Commercial Services & Supplies	1,589,669	1,518,005	—	3,107,674
Communications Equipment	7,730,002	1,233,293	—	8,963,295
Computers & Peripherals	17,162,549	780,598	—	17,943,147
Construction & Engineering	589,032	1,705,867	—	2,294,899
Construction Materials	162,122	1,241,624	—	1,403,746
Consumer Finance	2,819,193	100,020	—	2,919,213
Containers & Packaging	492,316	373,996	—	866,312
Distributors	306,918	357,930	—	664,848
Diversified Consumer Services	426,371	77,405	—	503,776
Diversified Financial Services	9,913,011	2,458,401	—	12,371,412
Diversified Telecommunication Services	10,622,897	8,230,345	—	18,853,242
Electric Utilities	7,710,255	5,403,008	—	13,113,263
Electrical Equipment	1,996,878	3,084,845	—	5,081,723
Electronic Equipment, Instruments & Components	1,676,116	2,648,529	—	4,324,645
Energy Equipment & Services	7,284,962	2,052,640	—	9,337,602
Food & Staples Retailing	8,901,628	5,330,812	—	14,232,440
Food Products	7,120,507	9,360,893	—	16,481,400
Gas Utilities	445,856	1,141,529	—	1,587,385
Health Care Equipment & Supplies	6,580,289	1,612,348	—	8,192,637
Health Care Providers & Services	7,730,706	961,420	—	8,692,126
Health Care Technology	286,650	—	—	286,650

See accompanying notes to financial statements.

30

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$7,522,759	$2,218,207	$—	$9,740,966
Household Durables	741,981	1,504,979	—	2,246,960
Household Products	8,628,705	1,011,413	—	9,640,118
Independent Power Producers & Energy Traders	639,305	378,778	—	1,018,083
Industrial Conglomerates	9,557,677	3,585,060	—	13,142,737
Insurance	13,193,975	9,538,673	—	22,732,648
Internet & Catalog Retail	3,117,997	184,931	—	3,302,928
Internet Software & Services	7,498,715	301,570	—	7,800,285
IT Services	14,345,673	603,035	—	14,948,708
Leisure Equipment & Products	420,752	542,589	—	963,341
Life Sciences Tools & Services	1,460,902	149,895	—	1,610,797
Machinery	7,418,681	6,133,950	—	13,552,631
Marine	—	719,325	—	719,325
Media	11,455,040	2,846,336	—	14,301,376
Metals & Mining	3,407,722	12,303,383	—	15,711,105
Multi-Utilities	5,435,029	2,796,421	—	8,231,450
Multiline Retail	3,035,217	896,578	—	3,931,795
Office Electronics	357,404	1,535,522	—	1,892,926
Oil, Gas & Consumable Fuels	37,992,786	18,491,458	—	56,484,244
Paper & Forest Products	579,844	606,346	—	1,186,190
Personal Products	648,832	1,232,324	—	1,881,156
Pharmaceuticals	23,367,462	18,996,417	—	42,363,879
Professional Services	403,613	1,199,750	—	1,603,363
Real Estate Investment Trusts	60,079,377	27,039,402	—	87,118,779
Real Estate Management & Development	1,395,141	26,843,420	—	28,238,561
Road & Rail	3,255,653	2,339,322	—	5,594,975
Semiconductors & Semiconductor Equipment	8,621,738	1,451,554	—	10,073,292
Software	12,830,677	1,994,659	—	14,825,336
Specialty Retail	7,332,796	2,064,329	—	9,397,125
Textiles, Apparel & Luxury Goods	2,391,414	2,658,596	—	5,050,010
Thrifts & Mortgage Finance	256,107	—	—	256,107
Tobacco	7,351,291	3,815,612	—	11,166,903
Trading Companies & Distributors	785,367	2,885,237	—	3,670,604
Transportation Infrastructure	—	940,226	—	940,226
Water Utilities	—	279,516	—	279,516
Wireless Telecommunication Services	309,482	5,367,922	—	5,677,404
Total Common Stocks	423,039,608	269,832,631	—	692,872,239
Total U.S. Treasury & Government Agencies*	—	530,180,976	—	530,180,976
Total Foreign Bonds & Debt Securities*	—	107,247,137	—	107,247,137
Investment Company Securities	161,138,614	212,950	—	161,351,564
Total Preferred Stocks*	—	1,082,628	—	1,082,628
Purchased Options	391,079	—	—	391,079
Total Short-Term Investments*	—	872,182,000	—	872,182,000
Total Investments	$584,569,301	$1,780,738,322	$—	$2,365,307,623

Forwards**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$2,785,069	$—	$2,785,069
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(1,631,468)	—	(1,631,468)
Total Forwards	$—	$1,153,601	$—	$1,153,601

See accompanying notes to financial statements.

31

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Futures**
Futures Contracts (Unrealized Appreciation)	$3,461,023	$—	$—	$3,461,023
Futures Contracts (Unrealized Depreciation)	(1,102,063)	—	—	(1,102,063)
Total Futures	$2,358,960	$—	$—	$2,358,960

Swap Contracts**
Swap Contracts at Value (Assets)	$—	$2,014,019	$—	$2,014,019
Swap Contracts at Value (Liabilities)	—	—	—	—
Total Swap Contracts	$—	$2,014,019	$—	$2,014,019

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards and futures contracts are valued on the unrealized appreciation/depreciation on the instrument. Swap contracts are presented at value.

See accompanying notes to financial statements.

32

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)	$1,492,057,240
Affiliated investments, at value (b)	1,068,383
Repurchase Agreements	872,182,000
Cash	366
Cash denominated in foreign currencies (c)	1,486,899
Receivable for investments sold	10,757,303
Receivable for shares sold	13,284,534
Dividends receivable	937,279
Interest receivable	4,496,693
Net variation margin on futures contracts	770,127
Swaps at market value	2,014,019
Unrealized appreciation on forward currency exchange contracts	2,785,069

Total assets	2,401,839,912

Liabilities
Payables for:
Investments purchased	208,489,738
Cash collateral for swaps	1,330,000
Shares redeemed	1,997
Unrealized depreciation on forward currency exchange contracts	1,631,468
Accrued Expenses:
Management fees	1,073,176
Distribution and service fees - Class B	429,462
Administration fees	8,192
Custodian and accounting fees	87,898
Deferred trustees’ fees	5,674
Other expenses	46,463

Total liabilities	213,104,068

Net Assets	$2,188,735,844

Net Assets Represented by
Paid in surplus	$2,177,080,393
Accumulated net realized loss	(8,494,056)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	19,519,890
Undistributed net investment income	629,617

Net Assets	$2,188,735,844

Net Assets
Class B	$2,188,735,844
Capital Shares Outstanding*
Class B	224,980,924
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $1,477,827,999.
(b)	Identified cost of affiliated investments was $1,070,696.
(c)	Identified cost of cash denominated in foreign currencies was $1,485,037.

Statement of Operations

For the Period Ended December 31, 2011*

Investment Income
Dividends (a)	$4,855,162
Dividends from affiliated translations	11,222
Interest	2,326,148

Total investment income	7,192,532

Expenses
Management fees	4,168,572
Administration fees	32,437
Custodian and accounting fees	517,153
Distribution and service fees - Class B	1,630,097
Audit and tax services	81,718
Legal	86,765
Trustees’ fees and expenses	24,598
Shareholder reporting	33,381
Insurance	1,305
Organizational expense	1,300
Miscellaneous	9,357

Total expenses	6,586,683
Less management fee waiver	(243,389)

Net expenses	6,343,294

Net investment income	849,238

Net Realized and Unrealized Gain (Loss) on Investments, Affiliated Investments, Futures Contracts, Swaps Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(5,958,795)
Futures contracts	(5,701,574)
Swap contracts	23,269,253
Foreign currency transactions	967,610

Net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	12,576,494

Net change in unrealized appreciation (depreciation) on:
Investments	14,229,241
Affiliated investments	(2,313)
Futures contracts	2,358,960
Swap contracts	2,014,019
Foreign currency transactions	919,983

Net change in unrealized appreciation on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	19,519,890

Net realized and unrealized gain on investments, affiliated investments, futures contracts, swap contracts and foreign currency transactions	32,096,384

Net Increase in Net Assets from Operations	$32,945,622

*	Commencement of operations was 5/2/2011.
(a)	Net of foreign withholding taxes of $123,973.

See accompanying notes to financial statements.

33

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Statement of Changes in Net Assets

Period Ended December 31, 2011*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$849,238
Net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	12,576,494
Net change in unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	19,519,890

Net increase in net assets resulting from operations	32,945,622

Distributions to Shareholders
From net investment income
Class B	(8,921,540)
From net realized capital gains
Class B	(12,519,582)

Net decrease in net assets resulting from distributions	(21,441,122)

Net increase in net assets from capital share transactions	2,177,231,344

Net Increase in Net Assets	2,188,735,844

Net assets at end of period	$2,188,735,844

Undistributed net investment income at end of period	$629,617

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Period Ended December 31, 2011*
	Shares	Value
Class B
Sales	223,466,237	$2,162,612,357
Reinvestments	2,217,282	21,441,122
Redemptions	(702,595)	(6,822,135)

Net increase	224,980,924	$2,177,231,344

Increase derived from capital shares transactions		$2,177,231,344

*	Commencement of operations was 5/2/2011.

See accompanying notes to financial statements.

34

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.01
Net realized and unrealized loss on investments	(0.18	)+

Total from investment operations	(0.17)

Less Distributions
Distributions from net investment income	(0.04)
Distributions from net realized capital gains	(0.06)

Total distributions	(0.10)

Net Asset Value, End of Period	$9.73

Total Return (%)	(1.72	)**

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.01	*
Ratio of net expenses to average net assets (%)(c)	0.97	*
Ratio of net investment income to average net assets (%)	0.13	*
Portfolio turnover rate (%)	15.3
Net assets, end of period (in millions)	$2,188.7

+	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Portfolio shares in relation to fluctuating market values during the period.
*	Annualized.
**	Not annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 5/2/2011.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

35

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AllianceBernstein Global Dynamic Allocation Portfolio (the “Portfolio”) (commenced operations on May 2, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Investments in exchange traded funds are valued at the closing market quotation for their shares.

36

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying investments. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns will remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, passive foreign investment companies (PFICs), contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated

37

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with AllianceBernstein L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended December 31, 2011	% per annum	Average Daily Net Assets

$4,168,572	0.700%	First $250 Million

	0.650%	$250 Million to $500 Million

	0.625%	$500 Million to $1 Billion

	0.600%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 31, 2011. Also through July 31, 2011, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until October 31, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures

38

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B

1.20%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$521,251,328	$1,066,053,573	$—	$100,136,916

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

39

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Portfolio’s exposure to interest rate risk. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining

40

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

life, to the extent that amount is positive. As of December 31, 2011, the net unrealized appreciation on such transactions agreements was $2,014,019. This risk is mitigated by maintaining a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

Total Return Swaps: Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest Rate	Swaps at market value	$1,256,838	Swaps at market value	$—

	Unrealized appreciation on futures contracts*	1,215,873	Unrealized depreciation on futures contracts*	80,140

Equity	Swaps at market value	757,181	Swaps at market value	—

	Unrealized appreciation on futures contracts*	2,245,150	Unrealized depreciation on futures contracts*	1,021,923

Currency	Unrealized appreciation on forward foreign currency exchange contracts	2,785,069	Unrealized depreciation on forward foreign currency exchange contracts	1,631,468

Equity	Investment at value(a)	391,079	Investment at value(a)	—

Total		$8,651,190		$2,733,531

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the period ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate	Equity	Currency	Total
Investments(a)	$—	$(26,969)	$—	$(26,969)
Future contracts	10,984,808	(16,686,382)	—	(5,701,574)
Swap contracts	26,630,346	(3,361,093)	—	23,269,253

	$37,615,154	$(20,074,444)	$—	$17,540,710

41

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

Statement of Operations Location - Net Change in Unrealized Gain (Loss)	Interest Rate	Equity	Currency	Total
Investments(a)	$—	$(2,275,299)	$—	$(2,275,299)
Foreign currency transactions	—	—	1,153,601	1,153,601
Future contracts	1,135,733	1,223,227	—	2,358,960
Swap contracts	1,256,838	757,181	—	2,014,019

	$2,392,571	$(294,891)	$1,153,601	$3,251,281

For the period ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(b)
Investments(a)	$383,837
Foreign currency transactions	308,065,220
Future contracts long	118,141,814
Future contracts short	(269,050)
Swap contracts	275,349,190

(a)	Includes options purchased which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.
(b)	Averages are based on activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

3/15/2012	Standard Chartered Bank	3,773,000	AUD	3,836,666	3,796,996	$39,670

1/5/2012	State Street Bank and Trust	44,681	CAD	43,939	43,919	20

3/15/2012	Royal Bank of Scotland plc	2,008,000	EUR	2,606,230	2,621,544	(15,314)

3/15/2012	Barclays Bank plc	7,966,000	GBP	12,367,269	12,449,400	(82,131)

3/15/2012	Citibank N.A.	1,131,000	GBP	1,755,885	1,783,121	(27,236)

3/15/2012	Citibank N.A.	1,664,000	GBP	2,583,371	2,569,584	13,787

3/15/2012	Credit Suisse London	1,506,000	GBP	2,338,075	2,355,426	(17,351)

3/15/2012	Morgan Stanley & Co., Inc.	1,135,000	GBP	1,762,095	1,789,396	(27,301)

3/15/2012	Royal Bank of Scotland plc	1,111,000	GBP	1,724,835	1,760,002	(35,167)

3/15/2012	Royal Bank of Scotland plc	2,444,000	GBP	3,794,326	3,773,732	20,594

3/15/2012	Royal Bank of Scotland plc	18,736,000	GBP	29,087,767	29,335,892	(248,125)

2/17/2012	State Street Bank and Trust	29,046,180	JPY	377,530	375,706	1,824

3/15/2012	Barclays Bank plc	213,273,000	JPY	2,773,595	2,735,549	38,046

3/15/2012	Credit Suisse London	319,774,000	JPY	4,158,631	4,121,585	37,046

3/15/2012	Credit Suisse London	581,905,000	JPY	7,567,620	7,509,421	58,199

3/15/2012	Deutsche Bank AG London	463,011,000	JPY	6,021,415	5,951,887	69,528

3/15/2012	HSBC Bank USA	167,059,000	JPY	2,172,587	2,155,016	17,571

42

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

3/15/2012	Royal Bank of Scotland plc	203,827,000	JPY	2,650,751	2,655,969	$(5,218)

3/15/2012	State Street Bank and Trust	158,610,000	JPY	2,062,708	2,042,785	19,923

3/15/2012	Barclays Bank plc	2,995,000	NOK	500,231	519,408	(19,177)

3/15/2012	Barclays Bank plc	15,642,000	SEK	2,267,435	2,309,639	(42,204)

Net Unrealized Depreciation						$(203,016)

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

1/6/2012	State Street Bank and Trust	912,861	AUD	935,470	878,483	$(56,987)

3/15/2012	HSBC Bank USA	20,348,000	AUD	20,691,357	20,477,983	(213,374)

3/15/2012	Morgan Stanley & Co., Inc.	6,967,000	AUD	7,084,563	6,662,612	(421,951)

3/15/2012	UBS AG	2,683,000	AUD	2,728,274	2,718,802	(9,472)

1/5/2012	State Street Bank and Trust	2,557,752	CAD	2,515,254	2,477,385	(37,869)

3/15/2012	Barclays Bank plc	5,082,000	CAD	4,989,853	4,958,547	(31,306)

3/15/2012	Barclays Bank plc	514,000	CHF	549,026	557,871	8,845

3/15/2012	Citibank N.A.	5,932,000	CHF	6,336,230	6,469,344	133,114

3/15/2012	Royal Bank of Scotland plc	11,929,000	CHF	12,741,890	12,743,705	1,815

1/27/2012	State Street Bank and Trust	1,212,220	DKK	211,552	212,598	1,046

1/19/2012	State Street Bank and Trust	33,467,015	EUR	43,415,229	43,517,159	101,930

1/19/2012	State Street Bank and Trust	208,417	EUR	270,370	271,909	1,539

1/19/2012	State Street Bank and Trust	853,336	EUR	1,106,994	1,110,967	3,973

1/19/2012	State Street Bank and Trust	183,322	EUR	237,815	239,807	1,992

3/15/2012	Barclays Bank plc	2,017,000	EUR	2,617,911	2,742,420	124,509

3/15/2012	Barclays Bank plc	26,989,000	EUR	35,029,646	36,129,527	1,099,881

3/15/2012	Goldman Sachs International	3,272,000	EUR	4,246,804	4,388,832	142,028

3/15/2012	HSBC Bank USA	4,447,000	EUR	5,771,864	5,933,988	162,124

3/15/2012	HSBC Bank USA	3,512,000	EUR	4,558,306	4,586,848	28,542

3/15/2012	Royal Bank of Scotland plc	14,687,000	EUR	19,062,596	19,658,550	595,954

1/19/2012	State Street Bank and Trust	6,609,146	GBP	10,266,288	10,226,861	(39,427)

2/17/2012	State Street Bank and Trust	2,226,817,373	JPY	28,943,218	28,995,773	52,555

2/17/2012	State Street Bank and Trust	1,325,796,672	JPY	17,232,138	17,005,024	(227,114)

2/17/2012	State Street Bank and Trust	20,283,490	JPY	263,636	260,918	(2,718)

2/17/2012	State Street Bank and Trust	152,078,967	JPY	1,976,658	1,955,346	(21,312)

2/17/2012	State Street Bank and Trust	13,566,704	JPY	176,334	174,532	(1,802)

3/15/2012	Royal Bank of Scotland plc	222,149,000	JPY	2,889,027	2,861,270	(27,757)

1/20/2012	State Street Bank and Trust	14,509,367	MXN	1,038,450	1,047,464	9,014

43

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

1/20/2012	State Street Bank and Trust	555,672	PLN	161,110	160,934	$(176)

1/27/2012	State Street Bank and Trust	1,426,394	SEK	207,218	206,484	(734)

3/15/2012	Barclays Bank plc	15,486,000	SEK	2,244,822	2,230,866	(13,956)

1/20/2012	State Street Bank and Trust	1,317,484	ZAR	162,680	156,391	(6,289)

Net Unrealized Appreciation						$1,356,617

AUD—	Australian Dollar
CAD—	Canadian Dollar
CHF—	Swiss Franc
DKK—	Danish Krone
EUR—	Euro
GBP—	British Pound
JPY—	Japanese Yen
MXN—	Mexican Peso
NOK—	Norwegian Krone
PLN—	Polish Zloty
SEK—	Swedish Krona
ZAR—	South African Rand

7. Futures Contracts

The futures contracts outstanding as of December 31, 2011, and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)

ASX SPI 200 Index Futures	Australian Securities Exchange	03/15/2012	222	$23,652,961	$22,863,081	$(789,880)

Australian Treasury Bond 10 Year Futures	Australian Securities Exchange	03/15/2012	8	964,473	974,938	10,465

Canada Government Bond 10 Year Futures	Euronext Paris Monep	03/21/2012	9	1,171,877	1,184,599	12,722

FTSE 100 Index Futures	NYSE Euronext Liffe	03/16/2012	664	55,930,083	57,107,010	1,176,927

German Euro Bobl Futures	Eurex Deutschland	03/08/2012	8	1,277,549	1,298,291	20,742

German Euro Bund Futures	Eurex Deutschland	03/08/2012	41	7,205,017	7,394,584	189,567

German Euro Buxl Futures	Eurex Deutschland	03/08/2012	23	3,637,711	3,817,019	179,308

German Euro Schatz Futures	Eurex Deutschland	03/08/2012	24	3,424,490	3,435,060	10,570

Hang Seng Index Futures	Hong Kong Futures Exchange, Ltd.	01/30/2012	73	8,715,930	8,673,379	(42,551)

Japan Government Bond 10 Year Mini Futures	Singapore Exchange	03/08/2012	164	30,202,517	30,356,722	154,205

MSCI EAFE E Mini Index Futures	New York Mercantile Exchange - Energy Markets	03/16/2012	8	556,773	563,760	6,987

S&P 500 E-Mini Index Futures	Index and Options Market	03/16/2012	923	56,746,254	57,807,490	1,061,236

Topix Index Futures	Tokyo Stock Exchange	03/09/2012	546	51,818,015	51,628,523	(189,492)

44

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Futures Contracts - continued

Futures Contracts - Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)

U.S. Treasury Note 5 Year Futures	Chicago Board of Trade	03/30/2012	92	$11,290,047	$11,339,719	$49,672

U.S. Treasury Note 10 Year Futures	Chicago Board of Trade	03/21/2012	407	52,964,530	53,367,875	403,345

U.S. Treasury Bond 30 Year Futures	Chicago Board of Trade	03/21/2012	30	4,285,297	4,344,375	59,078

Ultra Long-Term U.S. Treasury Bond Futures	Chicago Board of Trade	03/21/2012	184	29,554,640	29,474,500	(80,140)

United Kingdom Long Gilt Bond Futures	NYSE Euronext Liffe	03/28/2012	40	7,141,308	7,267,507	126,199

Net Unrealized Appreciation						$2,358,960

8. Swap Agreements

Open interest rate swap agreements at December 31, 2011 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Pay	USD 3ML	2.0600%	1/4/2022	Bank of America N.A.	USD 537,340,000	$1,256,838	$—	$1,256,838

Open equity total return swap agreements at December 31, 2011 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Pay	USD 1ML	5/18/2012	UBS AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD	264,570	$ 11,801	$—	$ 11,801

Pay	USD 1ML	6/20/2012	UBS AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD	531,786	23,720	—	23,720

Pay	USD 1ML	7/19/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD	394,209	17,584	—	17,584

Pay	USD 1ML	8/20/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD	2,646	118	—	118

Pay	USD 1ML	9/20/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD	1,090,028	48,620	—	48,620

Pay	USD 1ML	9/20/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD	486,809	21,714	—	21,714

Pay	USD 1ML	10/18/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD	1,455,135	64,906	—	64,906

Pay	USD 1ML	10/18/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD	1,349,307	60,186	—	60,186

Pay	USD 1ML	11/15/2012	Credit Suisse International	FTSE EPRA/NAREIT Developed Real Estate Index	USD	3,542,592	158,017	—	158,017

Pay	USD 1ML	11/20/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD	1,113,840	49,683	—	49,683

Pay	USD 1ML	11/20/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD	1,418,095	63,254	—	63,254

Pay	USD 1ML	12/20/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD	2,741,229	124,739	—	124,739

Pay	USD 1ML	12/20/2012	Deutsche Bank AG	FTSE EPRA/NAREIT Developed Real Estate Index	USD	2,158,932	112,839	—	112,839

Total							$757,181	$—	$757,181

45

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Transactions in Securities of Affiliated Issuers

A summary of Portfolio’s transactions in the securities of affiliated issuers during the period ended December 31, 2011 was as follows:

Security Description	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011	Realized Gain on shares sold	Income for Period Ended December 31, 2011

MetLife, Inc.	—	34,265	—	34,265	$—	$11,222

10. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

11. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

12. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2011 were as follows:

Ordinary Income	Long-Term Capital Gain	Total

$16,964,236	$4,476,886	$21,441,122

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Deferral	Total

$3,155,565	$—	$8,811,648	$(306,088)	$11,661,125

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

13. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective

46

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

13. Recent Accounting Pronouncements - continued

prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

47

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AllianceBernstein Global Dynamic Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of AllianceBernstein Global Dynamic Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Global Dynamic Allocation Portfolio of Met Investors Series Trust as of December 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

48

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

49

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

50

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

51

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust American Funds® Balanced Allocation Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the American Funds® Balanced Allocation Portfolio returned -1.79% and -2.13%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.28%.

Economic and Market Review

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. As a result, riskier asset classes such as stocks and credit based bonds were extremely volatile throughout the year. Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates. Below investment grade bonds experienced a sharp sell-off during the third quarter as investors feared that the European credit crisis might spread and derail the already fragile global economic recovery, but high yield bonds recovered fully in the fourth quarter to finish the year with a tepid, but respectable 5.0% total return. Foreign bonds had similar returns as domestic bonds; although differences in exchange rates produced variations in the returns of bonds from different countries.

Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar based investors.

Portfolio Review/Year-End Positioning

The American Funds® Balanced Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS). The Portfolio’s broad asset allocation goal of 35% to fixed income and 65% to equities did not change during the period. Although the Allocation Portfolio does not have an explicit goal for a money market fund, its underlying portfolios typically hold cash positions of 5% to 10% to give the portfolio counselors the liquidity and flexibility to exploit investment opportunities when they become available. For the equity portfolios, holding cash produced mixed results during 2011: it hurt performance in the first and fourth quarters when stocks produced strong returns, but it dampened losses in the middle quarters when stocks suffered declines. Overall, the underlying portfolios’ weak security selection and sector positioning hurt relative performance.

On both a relative and absolute basis, the two domestic equity underlying portfolios detracted modestly from the Portfolio’s overall performance. The AFIS Growth-Income Fund was hurt by its selection in the Financial Services and Information Technology sectors. In particular, they held an overweight position in the Bank of America, which was down nearly 60% for the year and an underweight to Apple, which was up about 25% and was among the largest components within the market. The AFIS Growth Fund’s absolute performance was hurt by its nearly 20% position in foreign securities, which trailed domestic stocks during 2011. As might be expected with a fund with a growth focus, the fund held an underweight to a more defensive sector like Consumer Staples and an overweight to a sector more tied to a strong and growing economy such as Materials. This positioning generally detracted from relative performance. Selection in the Energy sector hurt performance; most notable was energy producer Pacific Rubiales Energy Corporation, which has operations in Canada and South America.

Within the Portfolio’s foreign equity portfolios, exposure to smaller companies and stocks from emerging markets detracted from performance as most investors shunned risk. The Portfolio’s largest foreign holding, the AFIS International Fund, trailed the broad foreign equity markets due to sector and regional positioning as well as security selection. The fund’s biggest individual detractors were European Financial Services companies Erste Bank (Austria), Lloyds Banking Group, and Credit Suisse.

The super safe AFIS U.S. Government/AAA - Rated Securities Fund performed better than the broad bond markets as investors shunned credit risk. The Portfolio’s other underlying fixed income funds hurt absolute performance as high yield and foreign bonds trailed high quality domestic fixed income securities.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any

1

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
American Funds Growth-Income Fund (Class 1)	35.2
American Funds Growth Fund (Class 1)	20.4
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	13.4
American Funds Bond Fund (Class 1)	10.4
American Funds International Fund (Class 1)	7.7
American Funds High-Income Bond Fund (Class 1)	5.2
American Funds Global Small Capitalization Fund (Class 1)	2.9
American Funds New World Fund (Class 1)	2.9
American Funds Global Bond Fund (Class 1)	2.0

2

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

American Funds® Balanced Allocation Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	Since Inception[3]
American Funds® Balanced Allocation Portfolio—Class B	-1.79%	0.44%
Class C	-2.13%	0.14%
Dow Jones Moderate Index[1]	0.28%	2.09%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the Index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B and Class C shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class B(a)
Actual	0.51%	$1,000.00	$941.60	$2.50
Hypothetical*	0.51%	1,000.00	1,022.63	2.60

Class C(a)
Actual	0.81%	$1,000.00	$940.30	$3.96
Hypothetical*	0.81%	1,000.00	1,021.12	4.13

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds Bond Fund (Class 1)(a)	38,505,387	$423,174,208
American Funds Global Bond Fund (Class 1)(a)	7,007,356	83,807,976
American Funds Global Small Capitalization Fund (Class 1)(a)	6,813,049	117,797,623
American Funds Growth Fund (Class 1)(a)	15,958,063	830,936,363
American Funds Growth-Income Fund (Class 1)(a)	43,140,269	1,435,276,762
American Funds High-Income Bond Fund (Class 1)(a)	19,958,752	210,365,242
American Funds International Fund (Class 1)(a)	20,687,935	314,663,484
American Funds New World Fund (Class 1)(a)	5,978,715	117,481,745
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)(a)	42,326,492	550,244,397

Total Mutual Funds (Cost $3,784,968,216)		4,083,747,800

Total Investments—100.1% (Cost $3,784,968,216#)		4,083,747,800
Other Assets and Liabilities (net)—(0.1)%		(2,193,753)

Net Assets—100.0%		$4,081,554,047

#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $3,820,614,688. The aggregate unrealized appreciation and depreciation of investments were $316,066,499 and $(52,933,387), respectively, resulting in net unrealized appreciation of $263,133,112 for federal income tax purposes.
(a)	A Fund of the American Funds Insurance Series. (See Note 7 to Financial Statements for a summary of transactions in securities of Underlying Portfolios.)

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,083,747,800	$—	$—	$4,083,747,800
Total Investments	$4,083,747,800	$—	$—	$4,083,747,800

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)	$4,083,747,800
Receivable for investments sold	625,937
Receivable for shares sold	164,573

Total assets	4,084,538,310

Liabilities
Payables for:
Investments purchased	1,063
Shares redeemed	789,448
Accrued Expenses:
Management fees	204,658
Distribution and service fees - Class B	431
Distribution and service fees - Class C	1,899,941
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	25,067
Other expenses	59,588

Total liabilities	2,984,263

Net Assets	$4,081,554,047

Net Assets Represented by
Paid in surplus	$3,701,071,601
Accumulated net realized gain	8,678,084
Unrealized appreciation on investments	298,779,584
Undistributed net investment income	73,024,778

Net Assets	$4,081,554,047

Net Assets
Class B	$2,061,800
Class C	4,079,492,247
Capital Shares Outstanding*
Class B	216,520
Class C	431,488,292
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.52
Class C	9.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $3,784,968,216.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from Affiliated Underlying Portfolios	$89,576,610

Total investment income	89,576,610

Expenses
Management fees	2,393,423
Administration fees	24,000
Custodian and accounting fees	24,800
Distribution and service fees - Class B	4,520
Distribution and service fees - Class C	22,192,707
Audit and tax services	24,536
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	68,408
Insurance	40,726
Miscellaneous	30,030

Total expenses	24,871,860

Net investment income	64,704,750

Net Realized and Unrealized Gain (Loss) on Affiliated Investments
Net realized gain on:
Affiliated investments	40,139,003
Capital gain distributions from Affiliated Underlying Portfolios	13,677,417

Net realized gain on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	53,816,420

Net change in unrealized depreciation on affiliated investments	(219,705,025)

Net realized and unrealized loss on affiliated investments	(165,888,605)

Net Decrease in Net Assets from Operations	$(101,183,855)

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$64,704,750	$49,262,614
Net realized gain (loss) on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	53,816,420	(9,395,369)
Net change in unrealized appreciation (depreciation) on affiliated investments	(219,705,025)	304,908,419

Net increase (decrease) in net assets resulting from operations	(101,183,855)	344,775,664

Distributions to Shareholders
From net investment income
Class B	(25,798)	(10,261)
Class C	(50,842,682)	(27,437,163)
From net realized capital gains
Class B	(962)	(381)
Class C	(2,238,552)	(1,177,268)

Net decrease in net assets resulting from distributions	(53,107,994)	(28,625,073)

Net increase in net assets from capital share transactions	665,683,054	1,255,094,945

Net Increase in Net Assets	511,391,205	1,571,245,536
Net assets at beginning of period	3,570,162,842	1,998,917,306

Net assets at end of period	$4,081,554,047	$3,570,162,842

Undistributed net investment income at end of period	$73,024,778	$50,852,039

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class B
Sales	87,371	$848,438	97,927	$899,947
Reinvestments	2,642	26,760	1,148	10,642
Redemptions	(25,344)	(242,627)	(16,028)	(143,717)

Net increase	64,669	$632,571	83,047	$766,872

Class C
Sales	85,893,691	$850,406,983	152,242,289	$1,375,333,474
Reinvestments	5,265,995	53,081,234	3,100,155	28,614,431
Redemptions	(24,661,285)	(238,437,734)	(16,791,775)	(149,619,832)

Net increase	66,498,401	$665,050,483	138,550,669	$1,254,328,073

Increase derived from capital shares transactions		$665,683,054		$1,255,094,945

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2011	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$9.84	$8.87	$6.82	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.20	0.22	0.24	0.08
Net realized and unrealized gain (loss) on investments	(0.36)	0.87	1.81	(3.00)

Total from investment operations	(0.16)	1.09	2.05	(2.92)

Less Distributions
Distributions from net investment income	(0.15)	(0.12)	0.00	(0.26)
Distributions from net realized capital gains	(0.01)	(0.00)+	0.00	(0.00)+

Total distributions	(0.16)	(0.12)	0.00	(0.26)

Net Asset Value, End of Period	$9.52	$9.84	$8.87	$6.82

Total Return (%)	(1.79)	12.40	30.06	(29.20)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(c)(d)	0.32	0.33	0.36	0.78 *
Ratio of net expenses to average net assets (%)(d)(e)	0.32	0.33	0.35	0.35 *
Ratio of net investment income to average net assets (%)(f)	2.06	2.38	2.99	1.32 *
Portfolio turnover rate (%)	7.2	6.4	5.9	12.1
Net assets, end of period (in millions)	$2.1	$1.5	$0.6	$0.1

	Class C
	Year Ended December 31,
	2011	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$9.78	$8.82	$6.82	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.16	0.17	0.17	0.36
Net realized and unrealized gain (loss) on investments	(0.36)	0.89	1.83	(3.28)

Total from investment operations	(0.20)	1.06	2.00	(2.92)

Less Distributions
Distributions from net investment income	(0.12)	(0.10)	0.00	(0.26)
Distributions from net realized capital gains	(0.01)	(0.00)+	0.00	(0.00)+

Total distributions	(0.13)	(0.10)	0.00	(0.26)

Net Asset Value, End of Period	$9.45	$9.78	$8.82	$6.82

Total Return (%)	(2.13)	12.16	29.33	(29.20)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(c)(d)	0.62	0.63	0.66	0.70 *
Ratio of net expenses to average net assets (%)(d)(e)	0.62	0.63	0.65	0.65 *
Ratio of net investment income to average net assets (%)(f)	1.60	1.85	2.19	6.70 *
Portfolio turnover rate (%)	7.2	6.4	5.9	12.1
Net assets, end of period (in millions)	$4,079.5	$3,568.7	$1,998.3	$545.4

*	Annualized.
+	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/28/2008.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

10

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$2,393,423	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B	Class C

0.35%	0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

11

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$982,907,766	$—	$291,603,691

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2011 were as follows:

Underlying Portfolio (Class 1)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011

American Funds Bond Fund*	25,335,425	16,379,611	(3,209,649)	38,505,387

American Funds Global Bond Fund*	5,827,554	1,618,728	(438,926)	7,007,356

American Funds Global Small Capitalization Fund*	5,224,176	1,889,818	(300,945)	6,813,049

American Funds Growth Fund*	14,901,512	2,897,952	(1,841,401)	15,958,063

American Funds Growth-Income Fund*	37,360,737	7,346,939	(1,567,407)	43,140,269

American Funds High-Income Bond Fund*	15,965,927	4,342,387	(349,562)	19,958,752

American Funds International Fund*	16,098,692	5,326,573	(737,330)	20,687,935

American Funds New World Fund*	4,731,497	1,399,244	(152,026)	5,978,715

American Funds U.S. Government/AAA - Rated Securities Fund*	34,623,726	12,257,765	(4,554,999)	42,326,492

* The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2011. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

12

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Underlying Portfolios - continued

Underlying Portfolio (Class 1)	Net Realized Gain on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividends from Underlying Portfolios	Ending Value as of December 31, 2011

American Funds Bond Fund	$4,029,320	$—	$13,685,557	$423,174,208

American Funds Global Bond Fund	861,711	456,776	2,528,046	83,807,976

American Funds Global Small Capitalization Fund	2,868,262	—	1,870,763	117,797,623

American Funds Growth Fund	21,226,176	—	7,566,885	830,936,363

American Funds Growth-Income Fund	4,557,333	—	26,743,240	1,435,276,762

American Funds High-Income Bond Fund	1,014,846	—	16,718,938	210,365,242

American Funds International Fund	843,284	—	7,019,736	314,663,484

American Funds New World Fund	528,707	—	2,488,081	117,481,745

American Funds U.S. Government/AAA - Rated Securities Fund	4,209,364	13,220,641	10,955,364	550,244,397

	$40,139,003	$13,677,417	$89,576,610	$4,083,747,800

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$50,868,480	$27,956,598	$2,239,514	$668,475	$53,107,994	$28,625,073

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$73,049,845	$44,324,555	$263,133,112	$—	$380,507,512

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforward.

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

13

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements - continued

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

14

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds® Balanced Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds® Balanced Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds® Balanced Allocation Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

15

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Balanced Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the American Funds Balanced Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Balanced Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

19

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Balanced Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2011, and outperformed the median of its Performance Universe and underperformed its Lipper Index for the three- year period June 30, 2011. The Board also considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one- and three- year periods ended September 30, 2011. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

20

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Balanced Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fee was below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had reduced its advisory fee through the implementation of additional breakpoints, which became effective on November 12, 2009. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those

21

MET INVESTORS SERIES TRUST

American Funds® Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Balanced Allocation Portfolio, the Board noted that management had previously implemented breakpoints with respect to the Portfolio’s advisory fee that reduce the advisory fee rate on assets above certain specified levels. The Board considered that the Portfolio’s fee levels decline as the Portfolio’s assets increase. The Board also noted that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the American Funds of Funds and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolios is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolios invest and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolios and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust American Funds® Bond Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

For the year ended December 31, 2011, the Portfolio had a return of 5.79% for Class C versus 7.84% for its benchmark, the Barclays Capital U.S. Aggregate Bond Index1.

American Funds® Bond Portfolio managed by

MetLife Advisers, LLC vs. Barclays Capital U.S. Aggregate Bond Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year[3]	10 Year[3]
American Funds® Bond Portfolio—Class C	5.79%	3.16%	4.42%
Barclays Capital U.S. Aggregate Bond Index[1]	7.84%	6.50%	5.78%

1The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the five year and ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

1

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class C(a)
Actual	0.78%	$1,000.00	$1,033.90	$4.00
Hypothetical*	0.78%	1,000.00	1,021.27	3.97

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

2

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Schedule of Investments as of December 31, 2011

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Bond Fund (Class 1)(a) (Cost—$453,764,156)	42,981,878	$472,370,840

Total Investments—100.1% (Cost $453,764,156#)		472,370,840
Other Assets and Liabilities (net)—(0.1)%		(287,798)

Net Assets—100.0%		$472,083,042

#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $454,093,517. The aggregate and net unrealized appreciation of investments was $18,277,323 for federal income tax purposes.
(a)	A Fund of the American Funds Insurance Series.

See accompanying notes to financial statements.

3

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Finanical Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$472,370,840	$—	$—	$472,370,840
Total Investments	$472,370,840	$—	$—	$472,370,840

See accompanying notes to financial statements.

4

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)	$472,370,840
Receivable for shares sold	48,190

Total assets	472,419,030

Liabilities
Payables for:
Investments purchased from Master Fund	25,810
Shares redeemed	22,380
Accrued Expenses:
Distribution and service fees - Class C	218,794
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	25,067
Other expenses	39,870

Total liabilities	335,988

Net Assets	$472,083,042

Net Assets Represented by
Paid in surplus	$438,902,766
Accumulated net realized gain	2,099,483
Unrealized appreciation on investments	18,606,684
Undistributed net investment income	12,474,109

Net Assets	$472,083,042

Net Assets
Class C	$472,083,042
Capital Shares Outstanding*
Class C	45,573,975
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$10.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $453,764,156.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from Master Fund	$15,125,182

Total investment income	15,125,182

Expenses
Administration fees	24,000
Custodian and accounting fees	17,900
Distribution and service fees - Class C	2,443,461
Audit and tax services	24,536
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	34,623
Insurance	1,256
Miscellaneous	20,282

Total expenses	2,634,768

Net investment income	12,490,414

Net Realized and Unrealized Gain (Loss) on Affiliated Investments
Net realized gain on affiliated investments	2,347,333

Net change in unrealized appreciation on affiliated investments	10,524,418

Net realized and unrealized gain on affiliated investments	12,871,751

Net Increase in Net Assets from Operations	$25,362,165

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$12,490,414	$9,375,610
Net realized gain (loss) on affiliated investments	2,347,333	(125,783)
Net change in unrealized appreciation on affiliated investments	10,524,418	4,708,196

Net increase in net assets resulting from operations	25,362,165	13,958,023

Distributions to Shareholders
From net investment income
Class C	(9,384,282)	(4,626,851)
From net realized capital gains
Class C	(599)	—

Net decrease in net assets resulting from distributions	(9,384,881)	(4,626,851)

Net increase in net assets from capital share transactions	82,412,435	172,947,428

Net Increase in Net Assets	98,389,719	182,278,600
Net assets at beginning of period	373,693,323	191,414,723

Net assets at end of period	$472,083,042	$373,693,323

Undistributed net investment income at end of period	$12,474,109	$9,367,977

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class C
Sales	15,112,842	$152,560,059	21,616,614	$214,536,466
Reinvestments	947,968	9,384,881	477,980	4,626,851
Redemptions	(7,823,489)	(79,532,505)	(4,648,640)	(46,215,889)

Net increase	8,237,321	$82,412,435	17,445,954	$172,947,428

Increase derived from capital shares transactions		$82,412,435		$172,947,428

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2011	2010	2009		2008(b)
Net Asset Value, Beginning of Period	$10.01	$9.62	$8.58		$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.29	0.33	0.41		0.87
Net realized and unrealized gain (loss) on investments	0.28	0.25	0.63		(1.83)

Total from investment operations	0.57	0.58	1.04		(0.96)

Less Distributions
Distributions from net investment income	(0.22)	(0.19)	(0.00	)+	(0.46)
Distributions from net realized capital gains	0.00 ++	0.00	0.00		0.00

Total distributions	(0.22)	(0.19)	(0.00	)+	(0.46)

Net Asset Value, End of Period	$10.36	$10.01	$9.62		$8.58

Total Return (%)	5.79	6.10	12.12		(9.61)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.59	0.65	0.69		1.05 *
Ratio of net expenses to average net assets (%)(c)	0.59	0.65	0.65		0.65 *
Ratio of net investment income to average net assets (%)	2.81	3.34	4.42		13.82 *
Portfolio turnover rate (%)	8.0	2.1	0.5		6.3
Net assets, end of period (in millions)	$472.1	$373.7	$191.4		$36.1

*	Annualized.
+	Distributions from net investment income were less than $0.01.
++	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Bond Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2011, the Portfolio owned approximately 5.06% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets

0.55%	ALL

8

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Master Fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class C

0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$120,798,953	$—	$35,219,514

9

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Master Fund in which it invests.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$9,384,282	$4,626,851	$599	$—	$9,384,881	$4,626,851

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$12,499,176	$2,428,844	$18,277,323	$—	$33,205,343

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

10

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Recent Accounting Pronouncements - continued

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

11

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds® Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds® Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds® Bond Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

12

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

13

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

14

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

15

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the American Funds Bond Portfolio, a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” a stand-by Advisory Agreement was approved at the November 7-8, 2011 meeting for the American Funds Bond Portfolio in the event it no longer invests all of its assets in its American Funds Insurance Series master fund.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

16

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Bond Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one- and three- year periods ended June 30, 2011. The Board also considered that the Portfolio underperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for the one-, three- and five- year periods ended September 30, 2011. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions, as well as any actions taken to address the Portfolio’s performance. The Board also took into account the peer group used for comparative purposes. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

17

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Bond Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees), which reflected the expenses of the underlying master fund, were equal to the Expense Group median and above the Expense Universe median. The Board noted that the Portfolio does not currently pay an advisory fee under the stand-by Advisory Agreement and will not do so in the future unless the Portfolio no longer invests its assets in a master fund. The Board noted, however, that the Portfolio’s contractual management fee under the stand-by Advisory Agreement would be above the normalized median of the Expense Group at the Portfolio’s current size. The Board also took into account management’s discussion of the Portfolio’s expenses, including the peer group in which the Portfolio was placed for the Lipper report. After consideration of all relevant factors, the Board concluded that the advisory fee under the stand-by Advisory Agreement is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

18

MET INVESTORS SERIES TRUST

American Funds® Bond Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Bond Portfolio, the Board noted that the Portfolio’s advisory fee under the stand-by Advisory Agreement does not contain breakpoints. The Board noted, however, that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size and the fact that the Portfolio is not currently paying the advisory fee. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

19

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust American Funds® Growth Allocation Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class B and C shares of the American Funds® Growth Allocation Portfolio returned -4.41% and -4.73%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned -2.63%.

Economic and Market Review

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. As a result, riskier asset classes such as stocks and credit based bonds were extremely volatile throughout the year. Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates. Below investment grade bonds experienced a sharp sell-off during the third quarter as investors feared that the European credit crisis might spread and derail the already fragile global economic recovery, but high yield bonds recovered fully in the fourth quarter to finish the year with a tepid, but respectable 5.0% total return. Foreign bonds had similar returns as domestic bonds; although differences in exchange rates produced variations in the returns of bonds from different countries.

Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar based investors.

Portfolio Review/Year-End Positioning

The American Funds® Growth Allocation Portfolio invested all of its assets in funds of the American Funds Insurance Series (AFIS). The Portfolio’s broad asset allocation goal of 15% to fixed income and 85% to equities did not change during the period. Although the Allocation Portfolio does not have an explicit goal for a money market fund, its underlying portfolios typically hold cash positions of 5% to 10% to give the portfolio counselors the liquidity and flexibility to exploit investment opportunities when they become available. For the equity portfolios, holding cash produced mixed results during 2011: it hurt performance in the first and fourth quarters when stocks produced strong returns, but it dampened losses in the middle quarters when stocks suffered declines. Overall, the underlying portfolios’ weak security selection and sector positioning hurt relative performance.

On both a relative and absolute basis, the two domestic equity underlying portfolios detracted modestly from the Portfolio’s overall performance. The AFIS Growth-Income Fund was hurt by its selection in the Financial Services and Information Technology sectors. In particular, they held an overweight position in the Bank of America, which was down nearly 60% for the year and an underweight to Apple, which was up about 25% and was among the largest components within the market. The AFIS Growth Fund’s absolute performance was hurt by its nearly 20% position in foreign securities, which trailed domestic stocks during 2011. As might be expected with a fund with a growth focus, the fund held an underweight to a more defensive sector like Consumer Staples and an overweight to a sector more tied to a strong and growing economy such as Materials. This positioning generally detracted from relative performance. Selection in the Energy sector hurt performance; most notable was energy producer Pacific Rubiales Energy Corporation, which has operations in Canada and South America.

Within the Portfolio’s foreign equity portfolios, exposure to smaller companies and stocks from emerging markets detracted from performance as most investors shunned risk. The Portfolio’s largest foreign holding, the AFIS International Fund, trailed the broad foreign equity markets due to sector and regional positioning as well as security selection. The fund’s biggest individual detractors were European Financial Services companies Erste Bank (Austria), Lloyds Banking Group, and Credit Suisse.

The super safe AFIS U.S. Government / AAA - Rated Securities Fund performed better than the broad bond markets as investors shunned credit risk. The Portfolio’s other underlying fixed income funds hurt absolute performance as high yield and foreign bonds trailed high quality domestic fixed income securities.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any

1

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
American Funds Growth-Income Fund (Class 1)	42.2
American Funds Growth Fund (Class 1)	29.6
American Funds International Fund (Class 1)	10.4
American Funds New World Fund (Class 1)	3.8
American Funds Global Small Capitalization Fund (Class 1)	3.8
American Funds High-Income Bond Fund (Class 1)	3.1
American Funds Bond Fund (Class 1)	3.1
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	3.1
American Funds Global Bond Fund (Class 1)	1.0

2

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

American Funds® Growth Allocation Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderately Aggressive Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	Since Inception[3]
American Funds® Growth Allocation Portfolio—Class B	-4.41%	-1.57%
Class C	-4.73%	-1.94%
Dow Jones Moderately Aggressive Index[1]	-2.63%	0.66%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of the combination will have 80% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B and Class C shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less that their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class B(a)
Actual	0.53%	$1,000.00	$914.80	$2.56
Hypothetical*	0.53%	1,000.00	1,022.53	2.70

Class C(a)
Actual	0.83%	$1,000.00	$913.20	$4.00
Hypothetical*	0.83%	1,000.00	1,021.02	4.23

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1% of Net Assets
American Funds Bond Fund (Class 1)(a)	6,318,510	$69,440,423
American Funds Global Bond Fund (Class 1)(a)	1,919,999	22,963,187
American Funds Global Small Capitalization Fund (Class 1)(a)	4,868,093	84,169,331
American Funds Growth Fund (Class 1)(a)	12,771,091	664,990,732
American Funds Growth-Income Fund (Class 1)(a)	28,444,539	946,349,802
American Funds High-Income Bond Fund (Class 1)(a)	6,650,652	70,097,873
American Funds International Fund (Class 1)(a)	15,328,383	233,144,714
American Funds New World Fund (Class 1)(a)	4,313,561	84,761,473
American Funds U.S. Government /AAA-Rated Securities Fund (Class 1)(a)	5,339,627	69,415,148

Total Mutual Funds (Cost $1,878,772,211)		2,245,332,683

Total Investments—100.1% (Cost $1,878,772,211#)		2,245,332,683
Other Assets and Liabilities (net)—(0.1)%		(1,255,297)

Net Assets—100.0%		$2,244,077,386

#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,963,831,159. The aggregate unrealized appreciation and depreciation of investments were $282,147,576 and $(646,052), respectively, resulting in net unrealized appreciation of $281,501,524 for federal income tax purposes.
(a)	A Portfolio of the American Funds Insurance Series. (See Note 7 to Financial Statements for a summary of transactions in securities of Underlying Portfolios.)

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,245,332,683	$—	$—	$2,245,332,683
Total Investments	$2,245,332,683	$—	$—	$2,245,332,683

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)	$2,245,332,683
Receivable for investments sold	461,237
Receivable for shares sold	218,965

Total assets	2,246,012,885

Liabilities
Payables for:
Investments purchased	1,714
Shares redeemed	678,489
Accrued Expenses:
Management fees	126,968
Distribution and service fees - Class B	1,431
Distribution and service fees - Class C	1,043,164
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	25,067
Other expenses	54,599

Total liabilities	1,935,499

Net Assets	$2,244,077,386

Net Assets Represented by
Paid in surplus	$1,933,813,133
Accumulated net realized loss	(85,136,427)
Unrealized appreciation on investments	366,560,472
Undistributed net investment income	28,840,208

Net Assets	$2,244,077,386

Net Assets
Class B	$6,805,891
Class C	2,237,271,495
Capital Shares Outstanding*
Class B	773,622
Class C	256,230,224
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.80
Class C	8.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,878,772,211.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from Affiliated Underlying Portfolios	$42,547,539

Total investment income	42,547,539

Expenses
Management fees	1,562,253
Administration fees	24,000
Custodian and accounting fees	24,800
Distribution and service fees - Class B	15,221
Distribution and service fees - Class C	13,026,298
Audit and tax services	24,536
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	51,552
Insurance	20,562
Miscellaneous	13,553

Total expenses	14,831,485

Net investment income	27,716,054

Net Realized and Unrealized Gain (Loss) on Affiliated Investments
Net realized gain on:
Affiliated investments	7,409,464
Capital gain distributions from Affiliated Underlying Portfolios	1,936,663

Net realized gain on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	9,346,127

Net change in unrealized depreciation on affiliated investments	(152,537,054)

Net realized and unrealized loss on affiliated investments	(143,190,927)

Net Decrease in Net Assets from Operations	$(115,474,873)

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$27,716,054	$25,977,019
Net realized gain (loss) on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	9,346,127	(35,144,287)
Net change in unrealized appreciation (depreciation) on affiliated investments	(152,537,054)	279,171,418

Net increase (decrease) in net assets resulting from operations	(115,474,873)	270,004,150

Distributions to Shareholders
From net investment income
Class B	(81,239)	(34,493)
Class C	(26,206,292)	(18,431,724)

Net decrease in net assets resulting from distributions	(26,287,531)	(18,466,217)

Net increase in net assets from capital share transactions	20,296,547	172,637,913

Net Increase (Decrease) in Net Assets	(121,465,857)	424,175,846
Net assets at beginning of period	2,365,543,243	1,941,367,397

Net assets at end of period	$2,244,077,386	$2,365,543,243

Undistributed net investment income at end of period	$28,840,208	$26,269,951

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class B
Sales	243,308	$2,217,557	279,068	$2,340,705
Reinvestments	8,384	81,239	3,946	34,493
Redemptions	(25,318)	(232,445)	(31,125)	(258,457)

Net increase	226,374	$2,066,351	251,889	$2,116,741

Class C
Sales	29,807,550	$276,740,361	48,200,287	$406,945,507
Reinvestments	2,718,495	26,206,292	2,118,589	18,431,724
Redemptions	(31,145,935)	(284,716,457)	(31,002,510)	(254,856,059)

Net increase	1,380,110	$18,230,196	19,316,366	$170,521,172

Increase derived from capital shares transactions		$20,296,547		$172,637,913

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2011	2010	2009		2008(b)
Net Asset Value, Beginning of Period	$9.33	$8.29	$6.17		$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.16	0.16	0.13		0.14
Net realized and unrealized gain (loss) on investments	(0.56)	0.98	1.99		(3.69)

Total from investment operations	(0.40)	1.14	2.12		(3.55)

Less Distributions
Distributions from net investment income	(0.13)	(0.10)	(0.00	)+	(0.28)
Distributions from net realized capital gains	0.00	0.00	0.00		(0.00)++

Total distributions	(0.13)	(0.10)	(0.00	)+	(0.28)

Net Asset Value, End of Period	$8.80	$9.33	$8.29		$6.17

Total Return (%)	(4.41)	13.78	34.36		(35.45)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(c)(d)	0.33	0.34	0.36		0.65 *
Ratio of net expenses to average net assets (%)(d)(e)	0.33	0.34	0.35		0.35 *
Ratio of net investment income to average net assets (%)(f)	1.70	1.90	1.81		2.37 *
Portfolio turnover rate (%)	8.1	13.0	7.4		4.6
Net assets, end of period (in millions)	$6.8	$5.1	$2.4		$0.7

	Class C
	Year Ended December 31,
	2011	2010	2009		2008(b)
Net Asset Value, Beginning of Period	$9.26	$8.23	$6.14		$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.11	0.10	0.09		0.23
Net realized and unrealized gain (loss) on investments	(0.54)	1.00	2.00		(3.81)

Total from investment operations	(0.43)	1.10	2.09		(3.58)

Less Distributions
Distributions from net investment income	(0.10)	(0.07)	(0.00	)+	(0.28)
Distributions from net realized capital gains	0.00	0.00	0.00		(0.00)++

Total distributions	(0.10)	(0.07)	(0.00	)+	(0.28)

Net Asset Value, End of Period	$8.73	$9.26	$8.23		$6.14

Total Return (%)	(4.73)	13.48	34.04		(35.78)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(c)(d)	0.63	0.64	0.66		0.70 *
Ratio of net expenses to average net assets (%)(d)(e)	0.63	0.64	0.65		0.65 *
Ratio of net investment income to average net assets (%)(f)	1.17	1.25	1.27		4.65 *
Portfolio turnover rate (%)	8.1	13.0	7.4		4.6
Net assets, end of period (in millions)	$2,237.3	$2,360.4	$1,938.9		$785.5

*	Annualized.
+	Distributions from net investment income were less than $0.01.
++	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/28/2008.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

10

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$1,562,253	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B	Class C

0.35%	0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00% respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and services fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

11

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$217,345,662	$—	$193,705,295

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2011 were as follows:

Underlying Portfolio (Class 1)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011

American Funds Bond Fund	6,162,320	1,263,945	(1,107,755)	6,318,510

American Funds Global Bond Fund	1,892,446	312,917	(285,364)	1,919,999

American Funds Global Small Capitalization Fund*	4,568,726	643,218	(343,851)	4,868,093

American Funds Growth Fund	13,295,860	704,399	(1,229,168)	12,771,091

American Funds Growth-Income Fund*	27,788,284	2,413,221	(1,756,966)	28,444,539

American Funds High-Income Bond Fund	6,267,891	926,631	(543,870)	6,650,652

American Funds International Fund	14,503,678	1,722,976	(898,271)	15,328,383

American Funds New World Fund*	4,135,402	382,821	(204,662)	4,313,561

American Funds U.S. Government/AAA - Rated Securities Fund	5,180,433	1,230,633	(1,071,439)	5,339,627

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2011. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

12

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Underlying Portfolios - continued

Underlying Portfolio (Class 1)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividends from Underlying Portfolios	Ending Value as of December 31, 2011

American Funds Bond Fund	$1,325,177	$—	$2,274,120	$69,440,423

American Funds Global Bond Fund	390,996	134,867	702,034	22,963,187

American Funds Global Small Capitalization Fund	1,207,995	—	1,449,589	84,169,331

American Funds Growth Fund	5,185,982	—	6,178,430	664,990,732

American Funds Growth-Income Fund	(2,237,263)	—	17,796,065	946,349,802

American Funds High-Income Bond Fund	172,219	—	5,629,826	70,097,873

American Funds International Fund	435,559	—	5,277,758	233,144,714

American Funds New World Fund	289,551	—	1,841,824	84,761,473

American Funds U.S. Government/AAA - Rated Securities Fund	639,248	1,801,796	1,397,893	69,415,148

	$7,409,464	$1,936,663	$42,547,539	$2,245,332,683

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$26,287,531	$18,466,217	$—	$—	$26,287,531	$18,466,217

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$28,865,275	$—	$281,501,524	$(77,479)	$310,289,320

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated capital losses were $0 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2018	Total

$77,479	$77,479

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

13

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements - continued

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

14

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds® Growth Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds® Growth Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds® Growth Allocation Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

15

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Growth Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the American Funds Growth Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Growth Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

19

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Growth Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three- year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderately Aggressive Index, for the one- and three- year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

20

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Growth Allocation Portfolio, the Board considered that the Portfolio’s actual management fees were below the Expense Group median and above the Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and equal to the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Adviser reduced its advisory fee through the implementation of additional breakpoints, effective November 12, 2009. The Board also took into account management’s discussion of the Fund’s expenses. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those

21

MET INVESTORS SERIES TRUST

American Funds® Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Growth Allocation Portfolio, the Board noted that management had previously implemented breakpoints with respect to the Portfolio’s advisory fee that reduce the advisory fee rate on assets above certain specified levels. The Board considered that the Portfolio’s fee levels decline as the Portfolio’s assets increase. The Board noted that the Portfolio’s management fee is above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the American Funds of Funds and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolios is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolios invest and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolios and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust American Funds® Growth Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

For the year ended December 31, 2011, the Portfolio had a return of -4.60% for Class C versus 2.11% for its benchmark, the S&P 500 Index1.

American Funds® Growth Portfolio managed by

MetLife Advisers, LLC vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year[3]	10 Year[3]
American Funds® Growth Portfolio—Class C	-4.60%	-0.47%	3.55%
S&P 500 Index[1]	2.11%	-0.25%	2.92%

1The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the five year and ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

1

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class C(a)
Actual	0.74%	$1,000.00	$901.60	$3.55
Hypothetical*	0.74%	1,000.00	1,021.47	3.77

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

2

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Schedule of Investments as of December 31, 2011

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1)(a) (Cost—$789,666,277)	17,022,565	$886,364,980

Total Investments—100.1% (Cost $789,666,277#)		886,364,980
Other assets and liabilities (net)—(0.1)%		(477,389)

Net Assets—100.0%		$885,887,591

#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $796,104,351. The aggregate and net unrealized appreciation of investments was $90,260,629 for federal income tax purposes.
(a)	A Fund of the American Funds Insurance Series.

See accompanying notes to financial statements.

3

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$886,364,980	$—	$—	$886,364,980
Total Investments	$886,364,980	$—	$—	$886,364,980

See accompanying notes to financial statements.

4

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)	$886,364,980
Receivable for shares sold	142,998

Total assets	886,507,978

Liabilities
Payables for:
Investments purchased from Master Fund	64,816
Shares redeemed	78,182
Accrued Expenses:
Distribution and service fees - Class C	412,548
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	25,067
Other expenses	35,707

Total liabilities	620,387

Net Assets	$885,887,591

Net Assets Represented by
Paid in surplus	$792,365,613
Accumulated net realized loss	(6,198,073)
Unrealized appreciation on investments	96,698,703
Undistributed net investment income	3,021,348

Net Assets	$885,887,591

Net Assets
Class C	$885,887,591
Capital Shares Outstanding*
Class C	101,875,781
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$8.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $789,666,277.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from Master Fund	$8,035,665

Total investment income	8,035,665

Expenses
Administration fees	24,000
Custodian and accounting fees	18,500
Distribution and service fees - Class C	4,807,773
Audit and tax services	24,536
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	46,745
Insurance	3,745
Miscellaneous	3,981

Total expenses	4,997,990

Net investment income	3,037,675

Net Realized and Unrealized Loss on Affiliated Investments
Net realized loss on affiliated investments	(637,347)

Net change in unrealized depreciation on affiliated investments	(50,397,133)

Net realized and unrealized loss on affiliated investments	(51,034,480)

Net Decrease in Net Assets from Operations	$(47,996,805)

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$3,037,675	$3,027,280
Net realized loss on affiliated investments	(637,347)	(3,077,314)
Net change in unrealized appreciation (depreciation) on affiliated investments	(50,397,133)	103,865,174

Net increase (decrease) in net assets resulting from operations	(47,996,805)	103,815,140

Distributions to Shareholders
From net investment income
Class C	(3,035,823)	(1,032,359)

Net decrease in net assets resulting from distributions	(3,035,823)	(1,032,359)

Net increase in net assets from capital share transactions	188,768,063	297,112,894

Net Increase in Net Assets	137,735,435	399,895,675
Net assets at beginning of period	748,152,156	348,256,481

Net assets at end of period	$885,887,591	$748,152,156

Undistributed net investment income at end of period	$3,021,348	$3,019,496

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class C
Sales	29,737,226	$276,624,546	42,988,090	$346,057,831
Reinvestments	309,778	3,035,823	123,340	1,032,359
Redemptions	(9,975,914)	(90,892,306)	(6,262,176)	(49,977,296)

Net increase	20,071,090	$188,768,063	36,849,254	$297,112,894

Increase derived from capital shares transactions		$188,768,063		$297,112,894

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2011	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$9.15	$7.75	$5.58	$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.03	0.05	0.04	0.15
Net realized and unrealized gain (loss) on investments	(0.45)	1.37	2.13	(4.34)

Total from investment operations	(0.42)	1.42	2.17	(4.19)

Less Distributions
Distributions from net investment income	(0.03)	(0.02)	0.00	(0.23)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00

Total distributions	(0.03)	(0.02)	0.00	(0.23)

Net Asset Value, End of Period	$8.70	$9.15	$7.75	$5.58

Total Return (%)	(4.60)	18.33	38.89	(41.84)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.57	0.59	0.65	0.92 *
Ratio of net expenses to average net assets (%)(c)	0.57	0.59	0.65	0.65 *
Ratio of net investment income to average net assets (%)	0.35	0.59	0.55	3.09 *
Portfolio turnover rate (%)	2.9	1.5	1.4	0.2
Net assets, end of period (in millions)	$885.9	$748.2	$348.3	$68.5

*	Annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2011, the Portfolio owned approximately 3.64% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets

0.75%	ALL

8

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Master Fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class C

0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$214,065,255	$—	$25,212,153

9

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Master Fund in which it invests.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$3,035,823	$1,032,359	$—	$—	$3,035,823	$1,032,359

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$3,046,415	$240,001	$90,260,629	$—	$93,547,045

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable

10

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Recent Accounting Pronouncements - continued

inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

11

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds® Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds® Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds® Growth Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

12

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

13

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

14

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

15

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the American Funds Growth Portfolio, a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” a stand-by Advisory Agreement was approved at the November 7-8, 2011 meeting for the American Funds Growth Portfolio in the event it no longer invests all of its assets in its American Funds Insurance Series master fund.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

16

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Growth Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one- and three- year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-year period ended September 30, 2011, and outperformed its benchmark for the three- year period ended September 30, 2011. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

17

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Growth Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees), which reflected the expenses of the underlying master fund, were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio does not currently pay an advisory fee under the stand-by Advisory Agreement and will not do so in the future unless the Portfolio no longer invests its assets in a master fund. The Board noted, however, that the Portfolio’s contractual management fees under the stand-by Advisory Agreement would be above the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee under the stand-by Advisory Agreement is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those

18

MET INVESTORS SERIES TRUST

American Funds® Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Growth Portfolio, the Board noted that the Portfolio’s advisory fee under the stand-by Advisory Agreement does not contain breakpoints. The Board noted, however, that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size and the fact that the Portfolio is not currently paying the advisory fee. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

19

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust American Funds® International Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

For the year ended December 31, 2011, the Portfolio had a return of -14.28% for Class C versus -13.71% and -12.14% for its benchmarks, the MSCI AC World (ex-U.S.) Index1 and MSCI EAFE Index2, respectively.

American Funds® International Portfolio managed by

MetLife Advisers, LLC vs. MSCI AC World (ex-U.S.) Index1

and MSCI EAFE Index2

	Average Annual Return[3] (for the year ended 12/31/11)
	1 Year	5 Year[4]	10 Year[4]
American Funds® International Portfolio—Class C	-14.28%	-2.13%	5.69%
MSCI AC World (ex-U.S.) Index[1]	-13.71%	-2.92%	6.31%
MSCI EAFE Index[2]	-12.14%	-4.72%	4.67%

1The MSCI AC World (ex-U.S.) Index (net) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 The Portfolio and its corresponding Master Fund have essentially the same investment objectives, policies, and strategies. Since the Portfolio commenced operations on April 28, 2008, the five year and ten year returns disclosed in the table above are based on the performance of the Master Fund adjusted to reflect for the Portfolio’s expenses. Similarly, the historical performance shown in the line graph above for periods prior to April 28, 2008 is the performance of the Master Fund, adjusted to reflect the Portfolio’s expenses.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

1

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class C(a)
Actual	0.89%	$1,000.00	$822.60	$4.09
Hypothetical*	0.89%	1,000.00	1,020.71	4.53

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

2

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Schedule of Investments as of December 31, 2011

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds International Fund (Class 1)(a) (Cost—$338,155,369)	21,544,987	$327,699,246

Total Investments—100.1% (Cost $338,155,369#)		327,699,246
Other assets and liabilities (net)—(0.1)%		(226,409)

Net Assets—100.0%		$327,472,837

#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $346,800,698. The aggregate and net unrealized depreciation of investments was $(19,101,452), for federal income tax purpose.
(a)	A Fund of the American Funds Insurance Series.

See accompanying notes to financial statements.

3

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$327,699,246	$—	$—	$327,699,246
Total Investments	$327,699,246	$—	$—	$327,699,246

See accompanying notes to financial statements.

4

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)	$327,699,246
Receivable for shares sold	96,838

Total assets	327,796,084

Liabilities
Payables for:
Investments purchased from Master Fund	87,301
Shares redeemed	9,537
Accrued Expenses:
Distribution and service fees - Class C	153,644
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	25,067
Other expenses	43,631

Total liabilities	323,247

Net Assets	$327,472,837

Net Assets Represented by
Paid in surplus	$341,291,975
Accumulated net realized loss	(8,652,332)
Unrealized depreciation on investments	(10,456,123)
Undistributed net investment income	5,289,317

Net Assets	$327,472,837

Net Assets
Class C	$327,472,837
Capital Shares Outstanding*
Class C	45,008,745
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$7.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $338,155,369.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from Master Fund	$7,409,982

Total investment income	7,409,982

Expenses
Administration fees	24,000
Custodian and accounting fees	24,800
Distribution and service fees - Class C	1,909,048
Audit and tax services	24,536
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	34,201
Insurance	1,370
Miscellaneous	17,686

Total expenses	2,104,351

Net investment income	5,305,631

Net Realized and Unrealized Loss on Affiliated Investments
Net realized loss on affiliated investments	(1,850,158)

Net change in unrealized depreciation on affiliated investments	(57,198,512)

Net realized and unrealized loss on affiliated investments	(59,048,670)

Net Decrease in Net Assets from Operations	$(53,743,039)

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$5,305,631	$5,000,860
Net realized loss on affiliated investments	(1,850,158)	(3,475,107)
Net change in unrealized appreciation (depreciation) on affiliated investments	(57,198,512)	21,707,122

Net increase (decrease) in net assets resulting from operations	(53,743,039)	23,232,875

Distributions to Shareholders
From net investment income
Class C	(5,009,625)	(1,949,151)
From net realized capital gains
Class C	—	(612,678)

Net decrease in net assets resulting from distributions	(5,009,625)	(2,561,829)

Net increase in net assets from capital share transactions	49,650,748	121,540,328

Net Increase (Decrease) in Net Assets	(9,101,916)	142,211,374
Net assets at beginning of period	336,574,753	194,363,379

Net assets at end of period	$327,472,837	$336,574,753

Undistributed net investment income at end of period	$5,289,317	$4,993,311

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class C
Sales	12,494,567	$103,169,653	18,670,412	$147,916,770
Reinvestments	556,625	5,009,625	316,666	2,561,829
Redemptions	(7,154,011)	(58,528,530)	(3,752,239)	(28,938,271)

Net increase	5,897,181	$49,650,748	15,234,839	$121,540,328

Increase derived from capital shares transactions		$49,650,748		$121,540,328

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2011	2010	2009		2008(b)
Net Asset Value, Beginning of Period	$8.61	$8.14	$5.71		$10.00

Income (Loss) from Investment Operations:
Net investment income(a)	0.12	0.16	0.12		0.31
Net realized and unrealized gain (loss) on investments	(1.33)	0.40	2.31		(4.20)

Total from investment operations	(1.21)	0.56	2.43		(3.89)

Less Distributions
Distributions from net investment income	(0.12)	(0.07)	0.00		(0.40)
Distributions from net realized capital gains	0.00	(0.02)	(0.00	)+	(0.00)+

Total distributions	(0.12)	(0.09)	(0.00)		(0.40)

Net Asset Value, End of Period	$7.28	$8.61	$8.14		$5.71

Total Return (%)	(14.28)	6.89	42.56		(38.86)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.61	0.65	0.68		0.85 *
Ratio of net expenses to average net assets (%)(c)	0.61	0.65	0.65		0.65 *
Ratio of net investment income to average net assets (%)	1.53	1.97	1.66		6.43 *
Portfolio turnover rate (%)	10.2	3.0	2.5		7.9
Net assets, end of period (in millions)	$327.5	$336.6	$194.4		$54.7

*	Annualized.
+	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class C Shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the International Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2011, the Portfolio owned approximately 3.83% of the Master Fund.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Master Fund are valued at its closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset value of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser is an affiliate of MetLife. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at an annual rate of percentage of the assets of the Portfolio as follows:

% per annum	Average Daily Net Assets

0.90%	ALL

8

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Master Fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class C

0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class C distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 1.00% of the average daily net assets of the Portfolio attributable to its Class C Shares with respect to activities primarily intended to result in the sale of Class C Shares. However, under the Class C distribution agreement, payments to the Distributor for activities pursuant to the Class C distribution plan are currently limited to payments at an annual rate equal to 0.55% of average daily net assets of the Portfolio attributable to its Class C Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment in the Master Fund for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$85,916,455	$—	$35,944,199

9

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Master Fund in which it invests.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$5,009,625	$1,949,179	$—	$612,650	$5,009,625	$2,561,829

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$5,314,384	$—	$(19,101,452)	$(7,003)	$(13,794,071)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated capital losses were $7,003.

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

10

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Recent Accounting Pronouncements - continued

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

11

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds® International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds® International Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds® International Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

12

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

13

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

14

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

15

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 With respect to the American Funds International Portfolio, a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” a stand-by Advisory Agreement was approved at the November 7-8, 2011 meeting for the American Funds International Portfolio in the event it no longer invests all of its assets in its American Funds Insurance Series master fund.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

16

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds International Portfolio’s performance, the Board took into account that the Portfolio is a “feeder fund” and all of its assets are invested in a “master fund,” a series of the American Funds Insurance Series, which in turn purchases investment securities. Among other information relating to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2011 and outperformed the median of its Performance Universe and Lipper Index for the three- year period ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Morgan Stanley Capital International AC World (ex U.S.) Index, for the one- and three- year periods ended September 30, 2011. The Board also took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a

17

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds International Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees), which reflected the expenses of the underlying master fund, were below the Expense Group median and above the Expense Universe median. The Board noted that the Portfolio does not currently pay an advisory fee under the stand-by Advisory Agreement and will not do so in the future unless the Portfolio no longer invests its assets in a master fund. The Board noted that the Portfolio’s contractual management fees under the stand-by Advisory Agreement would be above the normalized median of the Expense Group at the Portfolio’s current size. The Board also took into account management’s discussion of the Fund’s expenses. After consideration of all relevant factors, the Board concluded that the advisory fee under the stand-by Advisory Agreement is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that

18

MET INVESTORS SERIES TRUST

American Funds® International Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds International Portfolio, the Board noted that the Portfolio’s advisory fee under the stand-by Advisory Agreement does not contain breakpoints. The Board noted, however, that the Portfolio’s management fee is below the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels was not appropriate given the Portfolio’s current size and the fact that the Portfolio is not currently paying the advisory fee. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

19

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust American Funds® Moderate Allocation Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class B and C shares of the American Funds® Moderate Allocation Portfolio returned 0.44% and 0.19%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.28%.

Economic and Market Review

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. As a result, riskier asset classes such as stocks and credit based bonds were extremely volatile throughout the year. Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates. Below investment grade bonds experienced a sharp sell-off during the third quarter as investors feared that the European credit crisis might spread and derail the already fragile global economic recovery, but high yield bonds recovered fully in the fourth quarter to finish the year with a tepid, but respectable 5.0% total return. Foreign bonds had similar returns as domestic bonds; although differences in exchange rates produced variations in the returns of bonds from different countries.

Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar based investors.

Portfolio Review/Year-End Positioning

The American Funds® Moderate Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (AFIS). The Portfolio’s broad asset allocation goal of 50% to fixed income and 50% to equities did not change during the period. Although the Allocation Portfolio does not have an explicit goal for a money market fund, its underlying portfolios typically hold cash positions of 5% to 10% to give the portfolio counselors the liquidity and flexibility to exploit investment opportunities when they become available. For the equity portfolios, holding cash produced mixed results during 2011: it hurt performance in the first and fourth quarters when stocks produced strong returns, but it dampened losses in the middle quarters when stocks suffered declines. Overall, the underlying portfolios’ weak security selection and sector positioning hurt relative performance.

On both a relative and absolute basis, the two domestic equity underlying portfolios detracted modestly from the Portfolio’s overall performance. The AFIS Growth-Income Fund was hurt by its selection in the Financial Services and Information Technology sectors. In particular, they held an overweight position in the Bank of America, which was down nearly 60% for the year and an underweight to Apple, which was up about 25% and was among the largest components within the market. The AFIS Growth Fund’s absolute performance was hurt by its nearly 20% position in foreign securities, which trailed domestic stocks during 2011. As might be expected with a fund with a growth focus, the fund held an underweight to a more defensive sector like Consumer Staples and an overweight to a sector more tied to a strong and growing economy such as Materials. This positioning generally detracted from relative performance. Selection in the Energy sector hurt performance; most notable was energy producer Pacific Rubiales Energy Corporation, which has operations in Canada and South America.

Within the Portfolio’s foreign equity portfolios, exposure to smaller companies and stocks from emerging markets detracted from performance as most investors shunned risk. The Portfolio’s largest foreign holding, the AFIS International Fund, trailed the broad foreign equity markets due to sector and regional positioning as well as security selection. The fund’s biggest individual detractors were European Financial Services companies Erste Bank (Austria), Lloyds Banking Group, and Credit Suisse.

The super safe AFIS U.S. Government / AAA - Rated Securities Fund performed better than the broad bond markets as investors shunned credit risk. The Portfolio’s other underlying fixed income funds hurt absolute performance as high yield and foreign bonds trailed high quality domestic fixed income securities.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any

1

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
American Funds Growth-Income Fund (Class 1)	30.3
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	25.0
American Funds Bond Fund (Class 1)	17.7
American Funds Growth Fund (Class 1)	11.5
American Funds International Fund (Class 1)	7.6
American Funds High-Income Bond Fund (Class 1)	5.0
American Funds Global Bond Fund (Class 1)	1.0
American Funds New World Fund (Class 1)	1.0
American Funds Global Small Capitalization Fund (Class 1)	1.0

2

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

American Funds® Moderate Allocation Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	Since Inception[3]
American Funds® Moderate Allocation Portfolio—Class B	0.44%	1.73%
Class C	0.19%	1.45%
Dow Jones Moderate Index[1]	0.28%	2.09%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B and Class C shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class B(a)
Actual	0.50%	$1,000.00	$968.60	$2.48
Hypothetical*	0.50%	1,000.00	1,022.68	2.55

Class C(a)
Actual	0.80%	$1,000.00	$967.50	$3.97
Hypothetical*	0.80%	1,000.00	1,021.17	4.08

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds Bond Fund (Class 1)(a)	46,973,780	$516,241,845
American Funds Global Bond Fund (Class 1)(a)	2,508,409	30,000,566
American Funds Global Small Capitalization Fund (Class 1)(a)	1,592,694	27,537,674
American Funds Growth Fund (Class 1)(a)	6,457,604	336,247,454
American Funds Growth-Income Fund (Class 1)(a)	26,540,154	882,990,942
American Funds High-Income Bond Fund (Class 1)(a)	13,900,854	146,514,999
American Funds International Fund (Class 1)(a)	14,548,686	221,285,512
American Funds New World Fund (Class 1)(a)	1,405,932	27,626,566
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)(a)	56,083,157	729,081,046

Total Mutual Funds (Cost $2,720,796,686)		2,917,526,604

Total Investments—100.1% (Cost $2,720,796,686#)		2,917,526,604
Other Assets And Liabilities (net)—(0.1)%		(1,588,008)

Net Assets—100.0%		$2,915,938,596

#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $2,752,344,281. The aggregate unrealized appreciation and depreciation of investments were $212,041,254 and $(46,858,931), respectively, resulting in net unrealized appreciation of $165,182,323 for federal income tax purposes.
(a)	A Fund of the American Funds Insurance Series. (See Note 7 to Financial Statements for a summary of transactions in securities of Underlying Portfolios.)

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,917,526,604	$—	$—	$2,917,526,604
Total Investments	$2,917,526,604	$—	$—	$2,917,526,604

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)	$2,917,526,604
Receivable for investments sold	190,934
Receivable for shares sold	325,308

Total assets	2,918,042,846

Liabilities
Due to custodian	1
Payables for:
Investments purchased	3,355
Shares redeemed	512,887
Accrued Expenses:
Management fees	155,070
Distribution and service fees - Class B	587
Distribution and service fees - Class C	1,354,132
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	25,067
Other expenses	49,084

Total liabilities	2,104,250

Net Assets	$2,915,938,596

Net Assets Represented by
Paid in surplus	$2,648,409,195
Accumulated net realized gain	8,916,782
Unrealized appreciation on investments	196,729,918
Undistributed net investment income	61,882,701

Net Assets	$2,915,938,596

Net Assets
Class B	$2,822,593
Class C	2,913,116,003
Capital Shares Outstanding*
Class B	285,855
Class C	297,059,800
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.87
Class C	9.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $2,720,796,686.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from Affiliated Underlying Portfolios	$68,979,300

Total investment income	68,979,300

Expenses
Management fees	1,803,324
Administration fees	24,000
Custodian and accounting fees	24,800
Distribution and service fees - Class B	5,583
Distribution and service fees - Class C	15,699,278
Audit and tax services	24,536
Legal	33,286
Trustees’ fees and expenses	35,423
Shareholder reporting	56,155
Insurance	26,239
Miscellaneous	10,706

Total expenses	17,743,330

Net investment income	51,235,970

Net Realized and Unrealized Gain (Loss) on Affiliated Investments
Net realized gain on:
Investments	35,306,652
Capital gain distributions from Affiliated Underlying Portfolios	17,123,191

Net realized gain on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	52,429,843

Net change in unrealized depreciation on affiliated investments	(106,317,624)

Net realized and unrealized loss on affiliated investments	(53,887,781)

Net Decrease in Net Assets from Operations	$(2,651,811)

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$51,235,970	$41,714,893
Net realized gain on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	52,429,843	14,353,084
Net change in unrealized appreciation (depreciation) on affiliated investments	(106,317,624)	153,482,948

Net increase (decrease) in net assets resulting from operations	(2,651,811)	209,550,925

Distributions to Shareholders
From net investment income
Class B	(36,179)	(15,018)
Class C	(44,037,355)	(29,121,763)
From net realized capital gains
Class B	(9,734)	—
Class C	(13,804,258)	—

Net decrease in net assets resulting from distributions	(57,887,526)	(29,136,781)

Net increase in net assets from capital share transactions	384,640,446	835,366,654

Net Increase in Net Assets	324,101,109	1,015,780,798
Net assets at beginning of period	2,591,837,487	1,576,056,689

Net assets at end of period	$2,915,938,596	$2,591,837,487

Undistributed net investment income at end of period	$61,882,701	$44,055,947

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class B
Sales	131,162	$1,312,036	96,807	$915,213
Reinvestments	4,514	45,913	1,571	15,018
Redemptions	(10,846)	(108,985)	(9,269)	(87,696)

Net increase	124,830	$1,248,964	89,109	$842,535

Class C
Sales	53,041,932	$533,337,856	99,662,945	$937,778,444
Reinvestments	5,715,575	57,841,613	3,059,009	29,121,763
Redemptions	(20,937,745)	(207,787,987)	(14,113,365)	(132,376,088)

Net increase	37,819,762	$383,391,482	88,608,589	$834,524,119

Increase derived from capital shares transactions		$384,640,446		$835,366,654

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2011	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$10.05	$9.28	$7.49	$10.00

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.24	0.28	0.11
Net realized and unrealized gain (loss) on investments	(0.20)	0.69	1.51	(2.34)

Total from investment operations	0.05	0.93	1.79	(2.23)

Less Distributions
Distributions from net investment income	(0.18)	(0.16)	0.00	(0.28)
Distributions from net realized capital gains	(0.05)	0.00	0.00	(0.00)+

Total distributions	(0.23)	(0.16)	0.00	(0.28)

Net Asset Value, End of Period	$9.87	$10.05	$9.28	$7.49

Total Return (%)	0.44	10.15	23.90	(22.30)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(c)(d)	0.32	0.34	0.37	0.85 *
Ratio of net expenses to average net assets (%)(d)(e)	0.32	0.34	0.35	0.35 *
Ratio of net investment income to average net assets (%)(f)	2.51	2.56	3.32	1.75 *
Portfolio turnover rate (%)	6.5	7.3	13.6	12.8
Net assets, end of period (in millions)	$2.8	$1.6	$0.7	$0.1

	Class C
	Year Ended December 31,
	2011	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$9.99	$9.23	$7.48	$10.00

Income (Loss) from Investment Operations:
Net investment income (a)	0.18	0.19	0.24	0.49
Net realized and unrealized gain (loss) on investments	(0.15)	0.72	1.51	(2.73)

Total from investment operations	0.03	0.91	1.75	(2.24)

Less Distributions
Distributions from net investment income	(0.16)	(0.15)	0.00	(0.28)
Distributions from net realized capital gains	(0.05)	0.00	0.00	(0.00)+

Total distributions	(0.21)	(0.15)	0.00	(0.28)

Net Asset Value, End of Period	$9.81	$9.99	$9.23	$7.48

Total Return (%)	0.19	9.91	23.40	(22.40)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(c)(d)	0.62	0.64	0.67	0.70 *
Ratio of net expenses to average net assets (%)(d)(e)	0.62	0.64	0.65	0.65 *
Ratio of net investment income to average net assets (%)(f)	1.79	2.04	2.85	8.74 *
Portfolio turnover rate (%)	6.5	7.3	13.6	12.8
Net assets, end of period (in millions)	$2,913.1	$2,590.2	$1,575.4	$449.3

*	Annualized.
+	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/28/2008.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is American Funds® Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“Metlife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B and C Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios that are funds of AFIS, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

10

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$1,803,324	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B	Class C

0.35%	0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B and Class C Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class C distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 1.00%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class C Shares with respect to activities primarily intended to result in the sale of Class B and Class C Shares. However, under the Class B and Class C distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class C distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.55% of average daily net assets of the Portfolio attributable to its Class B and Class C Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class C distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class C Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

11

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$582,657,961	$—	$187,339,375

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Underlying Portfolios

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios during the year ended December 31, 2011 were as follows:

Underlying Portfolio (Class 1)	Number of Shares Held at December 31, 2010	Shares Purchased	Shares Sold	Number of Shares held at December 31, 2011

American Funds Bond Fund*	40,244,335	9,119,161	(2,389,716)	46,973,780

American Funds Global Bond Fund	2,156,125	430,895	(78,611)	2,508,409

American Funds Global Small Capitalization Fund	1,275,128	418,311	(100,745)	1,592,694

American Funds Growth Fund	5,954,094	1,090,567	(587,057)	6,457,604

American Funds Growth-Income Fund*	24,340,116	3,849,251	(1,649,213)	26,540,154

American Funds High-Income Bond Fund*	11,762,064	2,641,803	(503,013)	13,900,854

American Funds International Fund	8,883,596	5,873,380	(208,290)	14,548,686

American Funds New World Fund	1,163,694	311,991	(69,753)	1,405,932

American Funds U.S. Government/AAA - Rated Securities Fund*	49,749,851	10,384,840	(4,051,534)	56,083,157

* The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2011. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

12

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Underlying Portfolios - continued

Underlying Portfolio (Class 1)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividends from Underlying Portfolios	Ending Value as of December 31, 2011

American Funds Bond Fund	$780,273	$—	$16,600,371	$516,241,845

American Funds Global Bond Fund	161,493	158,723	899,772	30,000,566

American Funds Global Small Capitalization Fund	1,137,152	—	433,826	27,537,674

American Funds Growth Fund	12,662,365	—	3,037,809	336,247,454

American Funds Growth-Income Fund	13,987,291	—	16,444,532	882,990,942

American Funds High-Income Bond Fund	1,581,198	—	11,628,777	146,514,999

American Funds International Fund	27,552	—	4,917,625	221,285,512

American Funds New World Fund	728,757	—	582,144	27,626,566

American Funds U.S. Government/AAA - Rated Securities Fund	4,240,571	16,964,468	14,434,444	729,081,046

	$35,306,652	$17,123,191	$68,979,300	$2,917,526,604

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$44,073,534	$29,136,781	$13,813,992	$—	$57,887,526	$29,136,781

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$61,907,768	$40,464,377	$165,182,323	$—	$267,554,468

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

13

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements - continued

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

14

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds® Moderate Allocation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of American Funds® Moderate Allocation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Funds® Moderate Allocation Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

15

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the American Funds Moderate Allocation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the American Funds Moderate Allocation Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the American Funds Moderate Allocation Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

19

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the American Funds Moderate Allocation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-year period ended June 30, 2011, and underperformed the median of its Performance Universe and outperformed its Lipper Index for the three- year period ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one- and three- year periods ended September 30, 2011. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

20

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the American Funds Moderate Allocation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median and the Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Adviser reduced its advisory fee through the implementation of additional breakpoints, effective November 12, 2009. The Board also took into account management’s discussion of expenses, including the peer group in which the Portfolio was placed for the Lipper report. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those

21

MET INVESTORS SERIES TRUST

American Funds® Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the American Funds Moderate Allocation Portfolio, the Board noted that management previously implemented breakpoints to the Portfolio’s advisory fee that reduce the advisory fee rate on assets above certain specified levels. The Board considered that the Portfolio’s fee levels decline as the Portfolio’s assets increase. The Board noted that the Portfolio’s management fee is above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the American Funds of Funds and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolios is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolios invest and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolios and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust AQR Global Risk Balanced Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

Performance

Since its May 2, 2011 effective date with the SEC, the Class B shares of the AQR Global Risk Balanced Portfolio returned 3.38%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.42%.

Market Environment/Conditions

Asset class performance in 2011 was largely beta-driven. Risky assets lost money and safe havens outperformed. The Eurozone was at the center of the crisis. In both stock and bond markets, the Eurozone periphery (“PIIGS” Countries) was the worst-performing region. Financials was also an underperformer among industries. Investors increasingly doubted the ability of certain European nations to meet their obligations. As a result, private financing of both Sovereigns and banks dwindled. The problems were worsened by the muddled policy response, which brought the entire Euro project into question. The financial problems spilled into the real economy, with economic data deteriorating in the second half of the year.

It may appear surprising that both Treasuries and gold were top performers in 2011, given that the former is traditionally thought of as a hedge against deflation and the latter is considered more of a hedge against inflation. It seems the market was worried about both tail scenarios, with the popular view seeing a near-term deflationary episode followed by inflation further down the road. In the context of the European crisis and the shrinking number of perceived “safe assets”, both gold and Treasuries were seen (rightly or wrongly) as credit-safe investments. As the crisis worsened in the final months of 2011 and U.S. Dollar liquidity became even more important than credit safety, Treasuries outperformed gold. G-4 country bond yields fell, due in part to large government purchases and private institutions de-risking their portfolios out of riskier assets.

Portfolio Review/Year-End Positioning

The AQR Global Risk Balanced Portfolio (“GRB” or the “Portfolio”) gained +3.4% for the period from May 2, 2011 to December 31, 2011. Returns for the three risk categories in the Portfolio were mixed since May 2, 2011, Fixed Income risk contributed +9.2% while Equity Risk detracted -5.7%. Inflation Risk was relatively flat (-0.1%) with positive contributions from TIPS (+3.3%) and negative contributions from Commodities (-3.4%). Since May 2, 2011, the Portfolio has outperformed its primary benchmark by 8.8%. The effectiveness of our investment philosophy was well-evidenced over this period as gains in fixed income and inflation-linked bonds more than made up for losses in the equity and commodity portions of the Portfolio. This would not be possible in a portfolio dominated by equity risk as is seen in many “balanced” (60/40) allocations. As volatility increased through July and August, GRB quickly reduced exposures in the equity and commodity markets which helped limit losses in those areas while our larger allocation to fixed income securities than the benchmarks helped drive returns.

Since May 2, 2011, total portfolio exposure has come down significantly from 259% at launch to 191% at year-end. This reduction was the result of exposure decreases in all asset classes. The largest exposure decrease was in Equities. Exposure decreased from 40% at May 2, 2011 to 22% at the end of 2011, a -44% change. Volatility increased significantly through August as European sovereign concerns weighed on the markets. Exposure to Global Inflation-Linked Bonds was reduced from 58% to 36% over the period, a -38% reduction. Commodity exposures were also significantly reduced from 22% at May 2, 2011 to 17% at the end of 2011, a -24% reduction. While Nominal Interest Rate Risk exposures were reduced, it was to a smaller extent than other assets. Further uncertainty in Europe and a weak German Bund auction drove much of the increase in volatility through November. Nominal Interest Rate exposure changed from 140% to 116% at year-end, a -17% reduction.

GRB’s portfolio management process adjusts exposures to each of the three risk categories using a proprietary risk forecasting model. The process seeks to realize a steady risk level in each of the Portfolio’s three categories and for the Portfolio as a whole. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time—meaning that no single time period (such as the credit crisis of 2008) should have a disproportionate impact on the Portfolio’s long-term results. Our research suggests that this approach, in addition to broad diversification, has been effective in helping to protect the Portfolio in periods of market stress, and improves long term risk adjusted returns. Consistent with this process, the Portfolio’s aggregate exposures have been reduced significantly since May 2, 2011 (from 259% to 191%) as volatility remains elevated across most markets.

Brian Hurst, Principal;

Michael Mendelson, Principal;

Yao Hua Ooi, Vice President

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this

1

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary* (continued)

commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Issuers

% of Net Assets
U.S. Treasury Inflation Indexed Notes	17.9
France Government Bond OAT	17.4
United Kingdom Gilt Inflation Linked	8.4

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	115.6
Global Inflation-Linked Bonds	36.0
Global Developed Equities	17.9
Commodities - Production Weighted	16.5
Global Emerging Equities	2.5
U.S. Mid Cap Equities	0.9
U.S. Small Cap Equities	0.8

* The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

2

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

AQR Global Risk Balanced Portfolio managed by
AQR Capital Management, LLC vs. Dow Jones Moderate Index1

Cumulative Return[2] (for the period ended 12/31/11)
Since Effective Date[3]
AQR Global Risk Balanced Portfolio—Class B	3.38%
Dow Jones Moderate Index[1]	-5.42%

1The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2“Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 SEC effective date of the Class B shares is 5/2/2011. Index returns are based on an effective date of 5/2/2011.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class B(a)(b)
Actual	1.16%	$1,000.00	$1,050.00	$5.99
Hypothetical*	1.16%	1,000.00	1,019.35	5.90

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 4 of the Notes to Financial Statements.

(b) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 4 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Consolidated^ Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—25.8% of Net Assets

Security Description	Par/Shares Amount($)†	Value

Sovereign—25.8%
France Government Bond OAT 1.600%, 07/25/15 (EUR) (b)	230,659,938	$312,245,628
2.250%, 07/25/20 (EUR) (b)	98,807,013	137,515,647
United Kingdom Gilt Inflation Linked 1.875%, 11/22/22 (GBP) (b)	108,781,500	216,271,352

		666,032,627

Total Foreign Bonds & Debt Securities (Cost $688,589,727)		666,032,627

U.S. Treasury & Government Agencies—17.9%

U.S. Treasury—17.9%
U.S. Treasury Inflation Indexed Notes 0.500%, 04/15/15 (b)	315,550,740	330,366,794
1.250%, 07/15/20 (b)	117,742,086	133,287,691

		463,654,485

Total U.S. Treasury & Government Agencies (Cost $460,462,216)		463,654,485

Short-Term Investments—91.3%

Mutual Funds—91.3%
BlackRock Liquidity Funds TempFund Portfolio, Class I 0.090% (a)	233,747,954	233,747,954
Dreyfus Treasury Cash Management Fund, Class I 0.010% (a)	945,223,219	945,223,219
State Street Institutional Liquid Reserves Fund, Class I 0.090% (a)	295	295
UBS Money Series - UBS Select Treasury Preferred Fund, Class I 0.010% (a)	1,178,970,434	1,178,970,434

Total Short-Term Investments (Cost $2,357,941,902)		2,357,941,902

Total Investments—135.0% (Cost $3,506,993,845#)		3,487,629,014
Other Assets and Liabilities (net)—(35.0)%		(903,536,929)

Net Assets—100.0%		$2,584,092,085

†	Par amount stated in U.S. dollars unless otherwise noted.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $3,511,418,319. The aggregate unrealized appreciation and depreciation of investments were $10,512,343 and $(34,301,648), respectively, resulting in net unrealized depreciation of $(23,789,305) for federal income tax purposes.
(a)	Represents annualized seven-day yield as of December 31, 2011.
(b)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. At December 31, 2011, the value of the securities pledged amounted to $1,129,687,112.
(EUR)—	Euro
(GBP)—	British Pound

^See Note 2 of the notes to financial statements.

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Consolidated^ Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3		Total
Total Foreign Bonds & Debt Securities *	$—	$666,032,627		$—	$666,032,627
Total U.S. Treasury & Government Agencies *	—	463,654,485		—	463,654,485
Total Short-Term Investments *	2,357,941,902	—			2,357,941,902
Total Investments	$2,357,941,902	$1,129,687,112		$—	$3,487,629,014

Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$420,017		$—	$420,017
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(51,277)		—	(51,277)
Total Forward Contracts	$—	$368,740	$		$368,740

Futures Contracts**
Futures Contracts (Unrealized Appreciation)	$38,876,837	$—		$—	$38,876,837
Futures Contracts (Unrealized Depreciation)	(13,768,728)	—		—	(13,768,728)
Total Futures Contracts	$25,108,109	$—		$—	$25,108,109

Swap Contracts**
Swap Contracts at Value (Assets)	$—	$5,957,468		$—	$5,957,468
Swap Contracts at Value (Liabilities)	—	(221,824)		—	(221,824)
Total Swap Contracts	$—	$5,735,644		$—	$5,735,644

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, and futures contracts are valued on the unrealized appreciation/depreciation on the instrument. Swap contracts are presented at value.

^See Note 2 of the notes to financial statements.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Consolidated^ Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)	$3,487,629,014
Cash	62,397,000
Cash denominated in foreign currencies (b)	14,752,249
Cash collateral (c)	116,445,004
Receivable for shares sold	16,087,353
Interest receivable	4,737,289
Variation margin on futures contracts	33,259,623
Swaps at market value	5,957,468
Unrealized appreciation on forward currency exchange contracts	420,017

Total assets	3,741,685,017

Liabilities
Payables for:
Investments purchased	82,392
Cash collateral (d)	35,358,171
Reverse repurchase agreements	1,111,553,864
Shares redeemed	1,730
Variation margin on futures contracts	8,106,359
Unrealized depreciation on forward currency exchange contracts	51,277
Swaps at market value	221,824
Interest on reverse repurchase agreements	360,017
Accrued Expenses:
Management fees	1,243,349
Distribution and service fees - Class B	500,368
Administration fees	9,985
Custodian and accounting fees	29,804
Deferred trustees’ fees	5,674
Other expenses	68,118

Total liabilities	1,157,592,932

Net Assets	$2,584,092,085

Net Assets Represented by
Paid in surplus	$2,553,705,696
Accumulated net realized loss	(411,038)
Unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	13,305,131
Undistributed net investment income	17,492,296

Net Assets	$2,584,092,085

Net Assets
Class B	$2,584,092,085
Capital Shares Outstanding*
Class B	245,356,642
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.53

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,506,993,845.
(b)	Identified cost of cash denominated in foreign currencies was $14,942,044.
(c)	Identified cost of foreign cash collateral was $3,548,056.
(d)	Identified cost of payable for foreign cash collateral was $18,311,084.

Consolidated^ Statement of Operations

For the Period Ended December 31, 2011*

Investment Income
Dividends	$4,358
Interest (a)	8,023,452

Total investment income	8,027,810

Expenses
Management fees	4,654,605
Administration fees	40,432
Custodian and accounting fees	224,820
Distribution and service fees - Class B	1,835,514
Audit and tax services	76,125
Legal	92,726
Trustees’ fees and expenses	24,964
Interest expense	1,674,105
Shareholder reporting	50,381
Insurance	1,367
Organizational expense	1,300
Miscellaneous	10,990

Total expenses	8,687,329
Less management fee waiver	(246,925)

Net expenses	8,440,404

Net investment loss	(412,594)

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swaps Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	898,576
Futures contracts	13,017,773
Swap contracts	11,521,837
Foreign currency transactions	31,662,754

Net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	57,100,940

Net change in unrealized appreciation (depreciation) on:
Investments	(19,364,831)
Futures contracts	25,108,109
Swap contracts	5,735,644
Foreign currency transactions	1,826,209

Net change in unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	13,305,131

Net realized and unrealized gain on investments, futures contracts, swap contracts and foreign currency transactions	70,406,071

Net Increase in Net Assets from Operations	$69,993,477

*	Commencement of operations was 4/19/2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was 5/2/2011.
(a)	Net of foreign withholding taxes of $2,000.

^See Note 2 of the notes to financial statements.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Consolidated^ Statement of Changes in Net Assets

Period Ended December 31, 2011*
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(412,594)
Net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	57,100,940
Net change in unrealized appreciation on investments, futures contracts, swap contracts and foreign currency transactions	13,305,131

Net increase in net assets resulting from operations	69,993,477

Distributions to Shareholders
From net investment income
Class B	(34,777,561)
From net realized capital gains
Class B	(7,657,930)

Net decrease in net assets resulting from distributions	(42,435,491)

Net increase in net assets from capital share transactions	2,556,534,099

Net Increase in Net Assets	2,584,092,085

Net assets at end of period	$2,584,092,085

Undistributed net investment income at end of period	$17,492,296

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Period Ended December 31, 2011*
	Shares	Value
Class B
Sales	242,584,221	$2,527,253,401
Reinvestments	4,049,188	42,435,491
Redemptions	(1,276,767)	(13,154,793)

Net increase	245,356,642	$2,556,534,099

Increase derived from capital shares transactions		$2,556,534,099

*	Commencement of operations was 4/19/2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was 5/2/2011.

^See Note 2 of the notes to financial statements.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Consolidated^ Statement of Cash Flows

For the Period Ended December 31, 2011*

Cash Flows From Operating Activities
Net Increase in net assets from operations	$69,993,477
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Investments purchased	(1,188,484,704)
Proceeds from investments sold	44,011,713
Purchases of short-term investments, net	(2,357,941,902)
Treasury inflation index adjustments	(3,680,376)
Increase in interest receivable	(4,737,289)
Increase in cash collateral	(116,445,004)
Increase in unrealized appreciation on swap contracts, net	(5,735,644)
Increase in variation margin on futures contracts	(25,153,264)
Increase in unrealized appreciation on forward currency contracts	(368,740)
Increase in payable for investments purchased	82,392
Increase in payable for cash collateral	35,358,171
Increase in accrued management fees	1,243,349
Increase in accrued distribution and service fees	500,368
Increase in accrued administration fees	9,985
Increase in accrued custodian and accounting fees	29,804
Increase in deferred trustees’ fees	5,674
Increase in other expenses	68,118
Increase in interest on reverse repurchase agreements	360,017
Realized gain on investments	(898,576)
Net change in unrealized depreciation on investments	19,364,831

Net cash used in operating activities	$(3,532,417,600)

Cash Flows From Financing Activities
Proceeds from shares sold, net of receivable for shares sold	2,511,166,048
Payment on shares redeemed, net of payable for shares redeemed	(13,153,063)
Proceeds from issuance of reverse repurchase agreements, net of unrealized foreign currency appreciation (depreciation)	4,317,414,032
Repayment of reverse repurchase agreements, net of realized foreign currency gain (loss)	(3,205,860,168)

Net cash provided by financing activities	$3,609,566,849

Net increase in cash (a)	$77,149,249

Cash at beginning of period	$—

Cash at end of period (b)	$77,149,249

Supplemental disclosure of cash flow information:
Non-cash financing activities not included herein consist of reinvestment of dividends and distributions:	$42,435,491

Cash paid for interest and fees on borrowings	$1,314,088

*	Commencement of operations was 4/19/2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was 5/2/2011.
(a)	Includes net change in unrealized appreciation on foreign currency transactions of $477,771.
(b)	Balance includes foreign currency at value of $14,752,249.

^See Note 2 of the notes to financial statements.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Financial Highlights

Selected Per Share Data for the Period Ended:
	Class B
	Period Ended December 31, (b)
	2011
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net investment income(a)	0.51
Net realized/unrealized gain on investments	(0.15)

Total from investment operations	0.36

Net Asset Value on SEC Effective Date, May 2, 2011	$10.36

Income from Investment Operations:
Net investment income(a)	(0.01)
Net realized/unrealized gain on investments	0.36

Total from investment operations	0.35

Less Distributions
Dividends from net investment income	(0.15)
Distributions from net realized capital gains	(0.03)

Total distributions	(0.18)

Net Asset Value, End of Period	$10.53

Total Return (%)	3.60	(c)**
Total Return (%)	3.38	(d)**

Ratio of expenses to average net assets (%)	1.18	*
Ratio of expenses to average net assets excluding interest expense (%)	0.95	*
Ratio of net expenses to average net assets (%)(e)	1.15	*
Ratio of net expenses to average net assets excluding interest expense (%)	0.92	*
Ratio of net investment loss to average net assets (%)	(0.06	)*
Portfolio turnover rate (%)	7.9
Net assets, end of period (in millions)	$2,584.1

*	Annualized.
**	Not annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/19/2011. Shares first became available to investors through certain separate accounts on the SEC effective date which was 5/2/2011.
(c)	Total return for the period 4/19/2011 to 5/2/2011.
(d)	Total return for the period 5/2/2011 to 12/31/2011.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”) (commenced operations on April 19, 2011), which is non-diversified. The Portfolio’s shares first became available to investors through certain separate accounts on the SEC effective date which was May 2, 2011. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

Generally, the Subsidiary invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets, Statement of Cash Flows and the Financial Highlights of the Portfolio includes the account of the Subsidiary. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

A summary of the Portfolio’s investment in the Subsidiary is as follows:

	Inception Date of Subsidiary	Subsidiary Net Assets at December 31, 2011	% of Total Assets at December 31, 2011

AQR Global Risk Balanced Portfolio, Ltd.	4/19/2011	$249,060,162	7.1%

3. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

11

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Significant Accounting Policies - continued

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Significant Accounting Policies - continued

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying investments. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns will remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. For the period ended December 31, 2011, the Portfolio had an outstanding reverse repurchase agreement balance for 256 days. The average amount of borrowings was $534,462,241 and the weighted average interest rate was 0.44%.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid

13

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Significant Accounting Policies - continued

by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

4. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with AQR Capital Management, LLC (“the Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended December 31, 2011	% per annum	Average Daily Net Assets

$4,654,605	0.675%	First $250 Million

	0.650%	$250 Million to $750 Million

	0.625%	$750 Million to $1 Billion

	0.600%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 31, 2011. Also through July 31, 2011, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until October 31, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B

1.10%

14

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4. Investment Management Agreement and Other Transactions with Affiliates - continued

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$476,597,493	$711,887,211	$20,123,361	$23,888,353

6. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

15

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Investments in Derivative Instruments - continued

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation the Portfolio will receive a payment from or make a payment to the counterparty.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments the Portfolio is contractually obligated to receive. If the other party to a swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio contractually is entitled to receive. The Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

16

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Investments in Derivative Instruments - continued

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest Rate	Unrealized appreciation on futures contracts*	$30,282,741	Unrealized depreciation on futures contracts*	$715,326

	Swaps at market value	5,282,066	Swaps at market value	221,824

Equity	Unrealized appreciation on futures contracts*	6,426,517	Unrealized depreciation on futures contracts*	1,711,629

	Swaps at market value	675,402	Swaps at market value	—

Commodity	Unrealized appreciation on futures contracts*	2,167,579	Unrealized depreciation on futures contracts*	11,341,773

Currency	Unrealized appreciation on forward foreign currency exchange contracts	420,017	Unrealized depreciation on forward foreign currency exchange contracts	51,277

Total		$45,254,322		$14,041,829

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the period ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Currency	Total
Foreign currency transactions	$—	$—	$—	$70,515	$70,515
Future contracts	25,021,820	(11,815,754)	(188,293)	—	13,017,773
Swap contracts	6,319,604	(2,598,427)	7,800,660	—	11,521,837

	$31,341,424	$(14,414,181)	$7,612,367	$70,515	$24,610,125

Statement of Operations Location - Net Change in Unrealized Gain (Loss)
Foreign currency transactions	$—	$—	$—	$368,740	$368,740
Future contracts	30,282,740	3,999,565	(9,174,196)	—	25,108,109
Swap contracts	5,282,066	453,578	—	—	5,735,644

	$35,564,806	$4,453,143	$(9,174,196)	$368,740	$31,212,493

For the period ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Foreign currency transactions	$16,055,520
Futures contracts long	742,473,717
Futures contracts short	(2,740)
Swap contracts	2,294,045

(a)	Averages are based on activity levels during 2011.

17

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Depreciation

3/21/2012	Royal Bank of Scotland Group plc	2,310,000	EUR	$2,998,415	$3,049,692	$(51,277)

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation
3/21/2012	Royal Bank of Scotland Group plc	9,140,000	EUR	$11,863,857	$12,228,113	$364,256

3/21/2012	Royal Bank of Scotland Group plc	4,100,000	GBP	6,364,876	6,397,649	32,773

3/21/2012	Royal Bank of Scotland Group plc	54,710,000	RUB	1,684,166	1,707,154	22,988

Net Unrealized Appreciation						$420,017

EUR—	Euro
GBP—	British Pound
RUB—	Russian Ruble

8. Futures Contracts

The futures contracts outstanding as of December 31, 2011 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)

10 Year Japanese Government Bond Futures	Tokyo Stock Exchange	3/9/2012	495	$910,986,556	$915,611,768	$4,625,212

AEX Index Futures	NYSE Euronext -Euronext Amsterdam	1/20/2012	64	4,962,245	5,201,051	238,806

Aluminum Futures 3 Months	London Metal Exchange	1/5/2012	18	991,170	897,525	(93,645)

Aluminum Futures 3 Months	London Metal Exchange	1/13/2012	5	279,372	249,505	(29,867)

Aluminum Futures 3 Months	London Metal Exchange	1/19/2012	10	550,300	499,340	(50,960)

Aluminum Futures 3 Months	London Metal Exchange	1/27/2012	5	281,039	250,026	(31,013)

Aluminum Futures 3 Months	London Metal Exchange	2/7/2012	9	480,986	450,931	(30,055)

Aluminum Futures 3 Months	London Metal Exchange	2/15/2012	6	324,895	301,050	(23,845)

Aluminum Futures 3 Months	London Metal Exchange	2/29/2012	9	455,050	452,610	(2,440)

Aluminum Futures 3 Months	London Metal Exchange	3/7/2012	11	584,821	553,823	(30,998)

Aluminum Futures 3 Months	London Metal Exchange	3/13/2012	11	559,435	554,364	(5,071)

Aluminum HG Futures	London Metal Exchange	3/21/2012	176	9,256,920	8,881,400	(375,520)

Aluminum HG Futures	London Metal Exchange	3/28/2012	9	452,304	454,426	2,122

ASX SPI 200 Index Futures	Australian Securities Exchange	3/15/2012	170	18,209,166	17,507,764	(701,402)

Australian 10 Year Treasury Bond Futures	Australian Securities Exchange	3/15/2012	149	17,975,198	18,158,227	183,029

Brent Crude Oil Pent Financial Futures	New York Mercantile Exchange	1/13/2012	657	72,024,705	70,548,660	(1,476,045)

18

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Futures Contracts - continued

Futures Contracts - Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)

CAC 40 Index Futures	Euronext Paris Monep	1/20/2012	451	$17,700,698	$18,518,636	$817,938

Cattle Feeder Futures	Chicago Mercantile Exchange	1/26/2012	30	2,195,936	2,195,250	(686)

Cocoa Futures	ICE Futures U.S., Inc.	3/15/2012	43	1,133,053	906,870	(226,183)

Coffee Futures	ICE Futures U.S., Inc.	3/20/2012	47	4,111,296	3,998,231	(113,065)

Copper Futures 3 Months	London Metal Exchange	1/5/2012	7	1,219,516	1,328,313	108,797

Copper Futures 3 Months	London Metal Exchange	1/13/2012	2	370,496	379,660	9,164

Copper Futures 3 Months	London Metal Exchange	1/19/2012	5	918,444	949,395	30,951

Copper Futures 3 Months	London Metal Exchange	1/27/2012	1	196,672	189,955	(6,717)

Copper Futures 3 Months	London Metal Exchange	2/7/2012	4	773,999	746,286	(27,713)

Copper Futures 3 Months	London Metal Exchange	2/15/2012	2	387,355	379,975	(7,380)

Copper Futures 3 Months	London Metal Exchange	2/29/2012	3	556,535	559,860	3,325

Copper Futures 3 Months	London Metal Exchange	3/7/2012	6	1,189,603	1,140,150	(49,453)

Copper Futures 3 Months	London Metal Exchange	3/13/2012	4	762,280	760,100	(2,180)

Copper LME Futures	London Metal Exchange	3/21/2012	71	13,901,738	13,491,775	(409,963)

Copper LME Futures	London Metal Exchange	3/28/2012	4	754,388	760,029	5,641

Corn Futures	Chicago Board Of Trade	3/14/2012	590	18,840,734	19,071,750	231,016

Cotton No. 2 Futures	ICE Futures U.S., Inc.	3/8/2012	110	5,245,121	5,049,000	(196,121)

DAX Index Futures	Eurex Deutschland	3/16/2012	84	15,746,589	16,071,686	325,097

European Gas Oil (Ice) Futures	New York Mercantile Exchange	1/11/2012	334	31,638,668	30,861,600	(777,068)

FTSE 100 Index Futures	NYSE Euronext Liffe	3/16/2012	548	46,054,835	47,130,484	1,075,649

FTSE JSE Top 40 Index Futures	South African Futures Exchange	3/15/2012	177	6,327,331	6,264,808	(62,523)

FTSE MIB Index Futures	Italian Derivatives Market	3/16/2012	43	4,140,080	4,214,822	74,742

German Euro Bund Futures	Eurex Deutschland	3/8/2012	2,928	513,463,929	528,081,503	14,617,574

Gold 100 oz Futures	Commodities Exchange Center	2/27/2012	84	14,774,381	13,161,120	(1,613,261)

Hang Seng China ENT Index Futures	Hong Kong Futures Exchange, Ltd.	1/30/2012	229	14,900,298	14,699,484	(200,814)

Hang Seng Index Futures	Hong Kong Futures Exchange, Ltd.	1/30/2012	49	5,866,075	5,821,857	(44,218)

Henry Hub Nat Gas Swap Futures	New York Mercantile Exchange	1/27/2012	1,230	10,101,893	9,191,175	(910,718)

IBEX 35 Index Futures	Meff Renta Variable	1/20/2012	59	6,300,547	6,486,838	186,291

KOSPI 200 Index Futures	Korea Exchange (Futures Market)	3/8/2012	117	12,619,898	12,116,406	(503,492)

Lead Futures	London Metal Exchange	3/21/2012	33	1,733,794	1,677,431	(56,363)

Lead Futures	London Metal Exchange	3/28/2012	2	99,667	98,000	(1,667)

19

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Futures Contracts - continued

Futures Contracts - Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)

Lead Futures 3 Months	London Metal Exchange	1/5/2012	4	$191,847	$201,148	$9,301

Lead Futures 3 Months	London Metal Exchange	1/13/2012	1	50,931	50,383	(548)

Lead Futures 3 Months	London Metal Exchange	1/19/2012	3	143,969	151,350	7,381

Lead Futures 3 Months	London Metal Exchange	2/7/2012	1	49,690	50,619	929

Lead Futures 3 Months	London Metal Exchange	2/15/2012	1	51,009	48,806	(2,203)

Lead Futures 3 Months	London Metal Exchange	2/29/2012	3	151,620	146,596	(5,024)

Lead Futures 3 Months	London Metal Exchange	3/7/2012	2	107,756	101,482	(6,274)

Lead Futures 3 Months	London Metal Exchange	3/13/2012	2	105,515	101,560	(3,955)

Lean Hogs Futures	Chicago Mercantile Exchange	2/14/2012	187	6,539,410	6,305,640	(233,770)

Live Cattle Futures	Chicago Mercantile Exchange	2/29/2012	245	12,169,460	11,902,100	(267,360)

MSCI Taiwan Index Futures	Singapore Exchange	1/30/2012	352	8,960,715	8,923,200	(37,515)

Nickel Futures	London Metal Exchange	3/21/2012	23	2,515,170	2,582,670	67,500

Nickel Futures	London Metal Exchange	3/28/2012	2	222,166	224,530	2,364

Nickel Futures 3 Months	London Metal Exchange	1/5/2012	2	227,693	224,694	(2,999)

Nickel Futures 3 Months	London Metal Exchange	1/13/2012	1	114,043	112,371	(1,672)

Nickel Futures 3 Months	London Metal Exchange	1/19/2012	1	113,419	112,344	(1,075)

Nickel Futures 3 Months	London Metal Exchange	1/27/2012	1	117,833	112,300	(5,533)

Nickel Futures 3 Months	London Metal Exchange	2/15/2012	2	213,620	214,704	1,084

Nickel Futures 3 Months	London Metal Exchange	2/29/2012	1	103,237	112,206	8,969

Nickel Futures 3 Months	London Metal Exchange	3/7/2012	1	111,042	112,237	1,195

Nickel Futures 3 Months	London Metal Exchange	3/13/2012	1	109,531	112,260	2,729

Nymex Heating Oil Pent Futures	New York Mercantile Exchange	1/30/2012	184	22,768,240	22,520,938	(247,302)

RBOB Gasoline Fin Futures	New York Mercantile Exchange	1/30/2012	184	20,357,822	20,536,387	178,565

Russell 2000 Mini Index Futures	ICE Futures U.S., Inc.	3/16/2012	279	20,429,397	20,612,520	183,123

S&P 500 E Mini Index Futures	Index And Options Market	3/16/2012	4,043	250,236,393	253,213,090	2,976,697

S&P Midcap 400 E Mini Index Futures	Index And Options Market	3/16/2012	267	23,259,829	23,423,910	164,081

S&P TSE 60 Index Futures	The Montreal Exchange/Bourse De Montreal	3/15/2012	188	24,719,550	25,103,643	384,093

SGX CNX NIFTY Index Futures	Singapore Exchange	1/25/2012	553	5,278,021	5,116,356	(161,665)

Silver Futures	Commodities Exchange Center	3/28/2012	14	2,349,074	1,954,050	(395,024)

Soybean Futures	Chicago Board Of Trade	3/14/2012	159	8,939,629	9,601,613	661,984

Sugar Futures	ICE Futures U.S., Inc.	2/29/2012	325	9,584,809	8,481,200	(1,103,609)

20

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Futures Contracts - continued

Futures Contracts - Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)

TOPIX Index Futures	Tokyo Stock Exchange	3/9/2012	463	$44,495,557	$43,780,231	$(715,326)

U.S. Treasury Note 10 Year Futures	Chicago Board Of Trade	3/21/2012	4,577	594,527,679	600,159,125	5,631,446

UK Long Gilt Bond Futures	NYSE Euronext Liffe	3/28/2012	1,248	221,520,749	226,746,229	5,225,480

Wheat Futures	Chicago Board Of Trade	3/14/2012	375	11,846,228	12,239,062	392,834

WTI Bullet Swap Financial Futures	New York Mercantile Exchange	1/19/2012	1,505	150,761,810	148,739,150	(2,022,660)

Zinc Futures	London Metal Exchange	3/21/2012	46	2,313,070	2,120,313	(192,757)

Zinc Futures	London Metal Exchange	3/28/2012	3	138,250	138,348	98

Zinc Futures 3 Months	London Metal Exchange	1/5/2012	5	235,733	228,438	(7,295)

Zinc Futures 3 Months	London Metal Exchange	1/13/2012	2	97,063	91,475	(5,588)

Zinc Futures 3 Months	London Metal Exchange	1/19/2012	3	139,016	137,433	(1,583)

Zinc Futures 3 Months	London Metal Exchange	1/27/2012	1	47,533	45,811	(1,722)

Zinc Futures 3 Months	London Metal Exchange	2/7/2012	3	143,891	137,588	(6,303)

Zinc Futures 3 Months	London Metal Exchange	2/15/2012	1	48,670	45,900	(2,770)

Zinc Futures 3 Months	London Metal Exchange	2/29/2012	1	48,445	45,980	(2,465)

Zinc Futures 3 Months	London Metal Exchange	3/7/2012	4	205,416	184,079	(21,337)

Zinc Futures 3 Months	London Metal Exchange	3/13/2012	3	145,810	138,161	(7,649)

Net Unrealized Appreciation						$24,911,778

Futures Contracts - Short	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)

Aluminum Futures 3 Months	London Metal Exchange	1/5/2012	(18)	$(974,565)	$(897,525)	$77,040

Aluminum Futures 3 Months	London Metal Exchange	1/13/2012	(5)	(277,494)	(249,505)	27,989

Aluminum Futures 3 Months	London Metal Exchange	1/19/2012	(10)	(550,488)	(499,340)	51,148

Aluminum Futures 3 Months	London Metal Exchange	1/27/2012	(5)	(281,869)	(250,026)	31,843

Aluminum Futures 3 Months	London Metal Exchange	2/7/2012	(9)	(482,445)	(450,932)	31,513

Aluminum Futures 3 Months	London Metal Exchange	2/15/2012	(6)	(322,042)	(301,050)	20,992

Aluminum Futures 3 Months	London Metal Exchange	2/29/2012	(9)	(454,714)	(452,610)	2,104

Aluminum Futures 3 Months	London Metal Exchange	3/7/2012	(11)	(585,956)	(553,822)	32,134

Aluminum Futures 3 Months	London Metal Exchange	3/13/2012	(11)	(548,611)	(554,364)	(5,753)

Aluminum HG Futures	London Metal Exchange	3/28/2012	(9)	(452,247)	(454,426)	(2,179)

Copper Futures 3 Months	London Metal Exchange	1/5/2012	(7)	(1,189,991)	(1,328,313)	(138,322)

Copper Futures 3 Months	London Metal Exchange	1/13/2012	(2)	(368,935)	(379,661)	(10,726)

Copper Futures 3 Months	London Metal Exchange	1/19/2012	(5)	(918,744)	(949,395)	(30,651)

Copper Futures 3 Months	London Metal Exchange	1/27/2012	(1)	(200,824)	(189,955)	10,869

Copper Futures 3 Months	London Metal Exchange	2/7/2012	(4)	(777,895)	(746,286)	31,609

Copper Futures 3 Months	London Metal Exchange	2/15/2012	(2)	(385,348)	(379,975)	5,373

Copper Futures 3 Months	London Metal Exchange	2/29/2012	(3)	(559,871)	(559,860)	11

21

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Futures Contracts - continued

Futures Contracts - Short	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)

Copper Futures 3 Months	London Metal Exchange	3/7/2012	(6)	$(1,188,035)	$(1,140,150)	$47,885

Copper Futures 3 Months	London Metal Exchange	3/13/2012	(4)	(750,495)	(760,100)	(9,605)

Copper LME Futures	London Metal Exchange	3/28/2012	(4)	(754,363)	(760,029)	(5,666)

Lead Futures	London Metal Exchange	3/28/2012	(2)	(99,654)	(98,000)	1,654

Lead Futures 3 Months	London Metal Exchange	1/5/2012	(4)	(189,500)	(201,148)	(11,648)

Lead Futures 3 Months	London Metal Exchange	1/13/2012	(1)	(50,369)	(50,384)	(15)

Lead Futures 3 Months	London Metal Exchange	1/19/2012	(3)	(143,137)	(151,350)	(8,213)

Lead Futures 3 Months	London Metal Exchange	2/7/2012	(1)	(49,747)	(50,619)	(872)

Lead Futures 3 Months	London Metal Exchange	2/15/2012	(1)	(50,622)	(48,806)	1,816

Lead Futures 3 Months	London Metal Exchange	2/29/2012	(3)	(152,453)	(146,596)	5,857

Lead Futures 3 Months	London Metal Exchange	3/7/2012	(2)	(107,537)	(101,482)	6,055

Lead Futures 3 Months	London Metal Exchange	3/13/2012	(2)	(103,248)	(101,560)	1,688

Nickel Futures	London Metal Exchange	3/28/2012	(2)	(222,154)	(224,530)	(2,376)

Nickel Futures 3 Months	London Metal Exchange	1/5/2012	(2)	(221,997)	(224,694)	(2,697)

Nickel Futures 3 Months	London Metal Exchange	1/13/2012	(1)	(112,505)	(112,371)	134

Nickel Futures 3 Months	London Metal Exchange	1/19/2012	(1)	(113,933)	(112,344)	1,589

Nickel Futures 3 Months	London Metal Exchange	1/27/2012	(1)	(119,398)	(112,300)	7,098

Nickel Futures 3 Months	London Metal Exchange	2/15/2012	(2)	(212,673)	(214,704)	(2,031)

Nickel Futures 3 Months	London Metal Exchange	2/29/2012	(1)	(102,929)	(112,206)	(9,277)

Nickel Futures 3 Months	London Metal Exchange	3/7/2012	(1)	(110,992)	(112,237)	(1,245)

Nickel Futures 3 Months	London Metal Exchange	3/13/2012	(1)	(108,352)	(112,259)	(3,907)

Zinc Futures	London Metal Exchange	3/28/2012	(3)	(138,232)	(138,348)	(116)

Zinc Futures 3 Months	London Metal Exchange	1/5/2012	(5)	(228,750)	(228,438)	312

Zinc Futures 3 Months	London Metal Exchange	1/13/2012	(2)	(96,225)	(91,475)	4,750

Zinc Futures 3 Months	London Metal Exchange	1/19/2012	(3)	(139,159)	(137,433)	1,726

Zinc Futures 3 Months	London Metal Exchange	1/27/2012	(1)	(47,924)	(45,811)	2,113

Zinc Futures 3 Months	London Metal Exchange	2/7/2012	(3)	(144,390)	(137,588)	6,802

Zinc Futures 3 Months	London Metal Exchange	2/15/2012	(1)	(48,249)	(45,900)	2,349

Zinc Futures 3 Months	London Metal Exchange	2/29/2012	(1)	(48,523)	(45,979)	2,544

Zinc Futures 3 Months	London Metal Exchange	3/7/2012	(4)	(204,977)	(184,079)	20,898

Zinc Futures 3 Months	London Metal Exchange	3/13/2012	(3)	(141,896)	(138,161)	3,735

Net Unrealized Appreciation						$196,331

22

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Swap Agreements

Open swap on futures agreements at December 31, 2011 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Counterparty	Underlying Reference Instrument	Maturity Date	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Receive	—	Bank of America Securities LLC	10 Year Japanese Government Bond Futures	3/9/2012	JPY	120,000,000	$653,217	$—	$653,217

Receive	—	Bank of America Securities LLC	10 Year U.S. Treasury Note Futures	3/21/2012	USD	387,386,781	2,841,219	—	2,841,219

Receive	—	Bank of America Securities LLC	Euro Bund Futures	3/8/2012	EUR	41,287,575	1,452,321	—	1,452,321

Receive	—	Bank of America Securities LLC	Long Gilt Futures	2/28/2012	GBP	17,038,908,800	335,309	—	335,309

Receive	—	Bank of America Securities LLC	RTS Index Futures	3/19/2012	USD	4,193,812	54,824	—	54,824

Pay	1-Month USD-LIBOR	Bank of America Securities LLC	Russian Depository Index Futures	3/26/2012	USD	899,452	(7,809)	—	(7,809)

Receive	—	Bank of America Securities LLC	Sao Paulo Stock Exchange Index Futures	2/22/2012	BRL	23,353,391	(214,015)	—	(214,015)

Receive	—	Bank of America Securities LLC	Swiss Market Index Futures	3/21/2012	CHF	15,026,646	620,578	—	620,578

Total							$5,735,644	$—	$5,735,644

BRL—	Brazilian Real
CHF—	Swiss Franc
EUR—	Euro
GBP—	British Pound
JPY—	Japanese Yen
USD—	United States Dollar

10. Reverse Repurchase Agreements

Reverse repurchase agreements as of December 31, 2011 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Par Value		Closing Amount

Barclays Bank plc	1.00%	12/21/2011	1/18/2012	EUR	267,691,189	$347,235,565

Barclays Bank plc	0.25%	10/19/2011	1/18/2012	USD	328,048,000	328,048,000

Barclays Bank plc	0.27%	12/19/2011	1/18/2012	USD	30,354,000	30,354,000

Barclays Bank plc	0.17%	12/27/2011	1/18/2012	USD	46,812,875	46,812,875

Greenwich Capital Markets, Inc.	0.20%	10/25/2011	1/18/2012	USD	48,127,874	48,127,874

Royal Bank of Scotland plc	1.00%	12/21/2011	1/18/2012	EUR	43,506,194	56,434,050

Royal Bank of Scotland plc	1.00%	12/29/2011	1/18/2012	EUR	33,681,186	43,689,543

Royal Bank of Scotland plc	1.00%	12/19/2011	1/18/2012	GBP	6,933,168	10,771,024

Royal Bank of Scotland plc	1.00%	12/21/2011	1/18/2012	GBP	118,279,260	183,752,755

Royal Bank of Scotland plc	1.00%	12/28/2011	1/18/2012	GBP	10,510,236	16,328,178

Total						$1,111,553,864

Securities	pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

23

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

11. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

12. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

13. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2011 were as follows:

Ordinary Income	Long-Term Capital Gain	Total

$37,824,231	$4,611,260	$42,435,491

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$26,205,805	$12,339,949	$(8,131,555)	$—	$30,414,199

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

14. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures

24

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

14. Recent Accounting Pronouncements - continued

about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

25

MET INVESTORS SERIES TRUST

AQR Global Risk Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AQR Global Risk Balanced Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of AQR Global Risk Balanced Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related consolidated statement of operations, the consolidated statement of cash flows, the consolidated statement of changes in net assets, and the financial highlights for the period from April 19, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AQR Global Risk Balanced Portfolio of Met Investors Series Trust as of December 31, 2011, and the results of its operations and its cash flows, the changes in its net assets, and the financial highlights for the period from April 19, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

26

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

27

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

28

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

29

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Batterymarch Growth and Income Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Managed by Batterymarch Financial Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A shares of the Batterymarch Growth and Income Portfolio returned 1.38%. The Portfolio’s benchmark, the Standard & Poor’s 500 Index1, returned 2.11%.

Market Environment / Conditions

Despite a string of global macro shocks during the first quarter of 2011 including the Sendai, Japan earthquake and tsunami, increasing unrest in the Middle East and continuing concerns about European sovereign debt issues, United States (“U.S.”) stocks ended the quarter on a high note as investors became increasingly optimistic about a sustained U.S. economic recovery.

This positive note continued until May when worries over the health of the global economy were reinvigorated and macro issues became more pervasive. Recurring concerns over peripheral European sovereign debt and global inflation, coupled with a slowdown in economic growth, an unanticipated rise in U.S. unemployment and a confirmed double dip in U.S. housing, led to investors shedding risky assets in favor of safer havens.

Political brinksmanship over the U.S. debt ceiling in late July and Standard & Poor’s downgrade of the U.S. credit rating in early August combined with increasing fears of a Greek default led to a rattling of global markets. European Union (“E.U.”) policy makers consistently failed to come up with a credible solution for the European debt crisis, driving concerns over the potential for the E.U. itself to unravel and for contagion to spread to other markets.

Headline risk continued to drive market returns for the remainder of the year. U.S. equities rose in double digits in October as investors began to shrug off the idea of a U.S. recession. November was particularly volatile, beginning with the failure of the congressional Super Committee to enact specific steps to reduce the deficit and ending with a globally coordinated central bank action to lower the cost of dollar funding. Nonetheless, the U.S. economy continued to show modest signs of improvement. A decline in the jobless rate and stronger manufacturing data released in December helped boost sentiment during the fourth quarter, providing further stabilization to the U.S. economy, and a last minute extension to the payroll-tax cut in late December helped fuel an abbreviated year-end rally for U.S. stocks.

Portfolio Review / Year-End Positioning

The Portfolio underperformed its benchmark for the period. Relative performance was the most difficult in May when macro issues strongly impacted the market environment, and improved in the final quarter.

Our stock selection model results were positive for the year. In response to our analysis of macro and risk exposures, we made several adjustments to our stock selection model in October to balance results from a risk, value and dimensional standpoint. This rebalancing produced slightly better performance over the period through year end, but with significantly reduced volatility on a day-to-day basis.

For the full year, stock selection results were essentially neutral relative to the benchmark. Stock selection was notably weak in the Consumer Discretionary and Industrials sectors. Non-benchmark holding Arch Coal Inc. was the primary detractor at the stock level given its negative return of over 58% for the period held. Earnings have not met expectations and an acquisition earlier in the year which made sense from a geographical diversification standpoint was dilutive to 2011 earnings. Overweighting Hewlett-Packard Co., which had a negative return of over 37% as a result of a decline in EPS expectations and a not well-received plan to sell its PC business, as well as underweighting McDonalds Corp. also detracted from the Portfolio’s performance.

Stock selection results were strong in Health Care stocks, led by an overweight to Humana Inc. which experienced a number of analyst upgrades during the reporting period and provided a detailed road map for 2012 that was well received by the street. Stock selection also added to relative returns in the Consumer Staples sector. The two top contributors at the security level were underweights to Goldman Sachs Group Inc. and Bank of America Corp. These positions and an underweight to Citigroup Inc. all added to relative return given that they were significant underperformers within the benchmark, likely due to the uncertainty surrounding Euro-debt contagion and the impact of new U.S. regulations.

As of the end of the period, the Portfolio remained broadly diversified and attractively valued as compared to the benchmark, with a lower one-year forward price to earnings ratio than the benchmark (10.3X vs. 11.6X) and a comparable return on equity (22.2% vs. 22.1%). Sector bets relative to the benchmark remain modest, consistent with our process that emphasizes stock selection. Within this context of modest bets, Information Technology was the most overweight sector, while Consumer Staples and Financials were the most underweight.

Stephen A. Lanzendorf, CFA, Deputy Chief Investment Officer and Senior Portfolio Manager

Adam J. Petryk, CFA, Deputy Chief Investment Officer and Senior Portfolio Manager

Batterymarch Financial Management, Inc.

1

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Managed by Batterymarch Financial Management, Inc.

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Exxon Mobil Corp.	4.2
Apple, Inc.	3.8
International Business Machines Corp.	2.7
Chevron Corp.	2.6
Microsoft Corp.	2.6
Pfizer, Inc.	2.4
Google, Inc. - Class A	2.1
General Electric Co.	2.1
Intel Corp.	2.0
Procter & Gamble Co. (The)	1.6

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	22.3
Technology	15.8
Energy	14.0
Communications	11.2
Financials	11.1
Industrials	10.9
Cyclical	6.8
Basic Materials	4.4
Utilities	3.5

2

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Batterymarch Growth and Income Portfolio managed by

Batterymarch Financial Management, Inc. vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	10 Year
Batterymarch Growth and Income Portfolio—Class A	1.38%	-0.88%	2.26%
S&P 500 Index[1]	2.11%	-0.25%	2.92%

1The Standard & Poor’s (S&P) 500 Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

Inception of Class A shares is 5/16/83. Index returns are based on an inception date of 5/16/83. On May 1, 2006, the assets of The Travelers Growth and Income Stock Account for Variable Annuities were transferred to the Portfolio. The historical performance prior to this period is the performance of the Portfolio’s predecessor insurance company separate account managed by an entity which became an affiliate of the Adviser in December 2005 using the same investment objective and similar investment strategies as the Portfolio. The separate account’s performance reflects all expenses, including Contract charges, since such charges were not separately stated from other account expenses. Subsequent to May 1, 2006, the Portfolio’s performance does not reflect Contract charges. If Contract charges had been excluded from the performance calculations, the performance numbers would have been higher. Prior to May 1, 2006, the Portfolio was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.65%	$1,000.00	$964.60	$3.22
Hypothetical*	0.65%	1,000.00	1,021.92	3.31

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

4

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—99.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.0%
General Dynamics Corp.	19,916	$1,322,621
Honeywell International, Inc.	14,666	797,097
Lockheed Martin Corp.	10,963	886,907
Northrop Grumman Corp. (a)	21,000	1,228,080
Raytheon Co.	19,100	924,058
United Technologies Corp.	27,841	2,034,899

		7,193,662

Air Freight & Logistics—0.2%
United Parcel Service, Inc. - Class B	7,210	527,700

Automobiles—0.2%
Ford Motor Co.*	51,800	557,368

Beverages—1.7%
Coca-Cola Co. (The)	15,750	1,102,028
Coca-Cola Enterprises, Inc.	23,300	600,674
Constellation Brands, Inc. - Class A*	60,400	1,248,468
Dr Pepper Snapple Group, Inc.	26,700	1,054,116

		4,005,286

Biotechnology—0.7%
Amgen, Inc.	24,741	1,588,620

Chemicals—2.6%
CF Industries Holdings, Inc.	3,000	434,940
E.I. du Pont de Nemours & Co.	46,196	2,114,853
Monsanto Co.	10,300	721,721
Mosaic Co. (The)	21,100	1,064,073
PPG Industries, Inc.	16,900	1,410,981
Rockwood Holdings, Inc.*	11,700	460,629

		6,207,197

Commercial Banks—3.2%
Bank of Hawaii Corp. (a)	14,100	627,309
BOK Financial Corp. (a)	7,000	384,510
Commerce Bancshares, Inc.	10,185	388,252
Fifth Third Bancorp.	34,500	438,840
KeyCorp.	208,400	1,602,596
U.S. Bancorp.	66,200	1,790,710
Wells Fargo & Co.	87,184	2,402,791

		7,635,008

Commercial Services & Supplies—0.3%
RR Donnelley & Sons Co. (a)	45,190	652,092

Communications Equipment—1.9%
Cisco Systems, Inc.	189,684	$3,429,487
QUALCOMM, Inc.	23,252	1,271,884

		4,701,371

Computers & Peripherals—5.2%
Apple, Inc.*	22,842	9,251,010
Dell, Inc.*	62,504	914,433
Hewlett-Packard Co.	95,856	2,469,251

		12,634,694

Construction & Engineering—1.2%
Fluor Corp.	44,200	2,221,050
Jacobs Engineering Group, Inc.*	14,400	584,352

		2,805,402

Consumer Finance—1.0%
Capital One Financial Corp. (a)	20,100	850,029
Discover Financial Services	67,800	1,627,200

		2,477,229

Diversified Financial Services—2.6%
Bank of America Corp.	96,687	537,580
Citigroup, Inc.	57,332	1,508,405
JPMorgan Chase & Co.	97,093	3,228,342
NASDAQ OMX Group, Inc. (The)*	38,800	950,988

		6,225,315

Diversified Telecommunication Services—2.2%
AT&T, Inc.	80,883	2,445,902
Verizon Communications, Inc.	74,075	2,971,889

		5,417,791

Electric Utilities—1.2%
Edison International	10,800	447,120
Exelon Corp.	35,260	1,529,226
Pinnacle West Capital Corp.	19,400	934,692

		2,911,038

Electronic Equipment, Instruments & Components—1.4%
Arrow Electronics, Inc.*	24,000	897,840
Avnet, Inc.*	24,700	767,923
Corning, Inc.	73,482	953,796
Tech Data Corp.*	15,900	785,619

		3,405,178

Energy Equipment & Services—2.3%
Halliburton Co.	63,300	2,184,483
Oil States International, Inc.*	36,000	2,749,320

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Energy Equipment & Services—(Continued)
RPC, Inc. (a)	36,000	$657,000

		5,590,803

Food & Staples Retailing—3.1%
CVS Caremark Corp.	41,000	1,671,980
Kroger Co. (The)	42,700	1,034,194
Wal-Mart Stores, Inc.	49,495	2,957,821
Whole Foods Market, Inc.	24,400	1,697,752

		7,361,747

Food Products—1.7%
ConAgra Foods, Inc.	35,200	929,280
Corn Products International, Inc.	4,700	247,173
Dean Foods Co.*	81,800	916,160
Hormel Foods Corp. (a)	27,800	814,262
Tyson Foods, Inc. - Class A	58,400	1,205,376

		4,112,251

Health Care Equipment & Supplies—1.2%
Baxter International, Inc.	27,300	1,350,804
Covidien plc	15,000	675,150
Medtronic, Inc.	19,900	761,175

		2,787,129

Health Care Providers & Services—4.0%
Aetna, Inc.	42,500	1,793,075
Cardinal Health, Inc.	13,200	536,052
CIGNA Corp.	25,900	1,087,800
Humana, Inc.	22,900	2,006,269
Medco Health Solutions, Inc.*	24,700	1,380,730
UnitedHealth Group, Inc.	54,275	2,750,657

		9,554,583

Household Durables—0.6%
Tupperware Brands Corp.	25,000	1,399,250

Household Products—2.2%
Colgate-Palmolive Co.	5,100	471,189
Energizer Holdings, Inc.*	11,500	891,020
Procter & Gamble Co. (The)	57,802	3,855,971

		5,218,180

Independent Power Producers & Energy Traders—0.3%
AES Corp. (The)*	60,900	721,056

Industrial Conglomerates—3.1%
General Electric Co.	279,024	4,997,320
Tyco International, Ltd.	51,890	2,423,782

		7,421,102

Insurance—2.3%
Aflac, Inc.	24,200	$1,046,892
American Financial Group, Inc.	4,300	158,627
Assurant, Inc.	54,900	2,254,194
Berkshire Hathaway, Inc. - Class B*	16,600	1,266,580
Principal Financial Group, Inc.	33,500	824,100

		5,550,393

Internet & Catalog Retail—0.7%
Amazon.com, Inc.*	6,100	1,055,910
Expedia, Inc. (a)	10,000	290,200
TripAdvisor, Inc.* (a)	10,000	252,100

		1,598,210

Internet Software & Services—2.1%
Google, Inc. - Class A*	7,900	5,102,610

IT Services—4.2%
Accenture plc - Class A	14,200	755,866
CACI International, Inc. - Class A* (a)	9,300	520,056
International Business Machines Corp.	35,046	6,444,259
Visa, Inc. - Class A	23,600	2,396,108

		10,116,289

Leisure Equipment & Products—0.5%
Mattel, Inc.	28,800	799,488
Polaris Industries, Inc. (a)	8,000	447,840

		1,247,328

Machinery—1.1%
AGCO Corp.*	25,500	1,095,735
Cummins, Inc.	9,900	871,398
SPX Corp.	10,400	626,808

		2,593,941

Media—3.4%
CBS Corp. - Class B	93,500	2,537,590
Comcast Corp. - Class A	64,804	1,536,503
DIRECTV - Class A*	23,800	1,017,688
Omnicom Group, Inc.	13,800	615,204
Time Warner Cable, Inc.	11,050	702,448
Viacom, Inc. - Class B	41,800	1,898,138

		8,307,571

Metals & Mining—0.9%
Cliffs Natural Resources, Inc.	10,800	673,380
Freeport-McMoRan Copper & Gold, Inc.	38,100	1,401,699

		2,075,079

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—2.1%
Alliant Energy Corp.	35,300	$1,557,083
CenterPoint Energy, Inc.	29,300	588,637
Integrys Energy Group, Inc. (a)	14,260	772,607
NiSource, Inc. (a)	57,500	1,369,075
OGE Energy Corp.	11,800	669,178

		4,956,580

Multiline Retail—1.1%
Macy’s, Inc.	27,100	872,078
Target Corp.	33,517	1,716,741

		2,588,819

Oil, Gas & Consumable Fuels—11.6%
Chevron Corp.	59,679	6,349,846
ConocoPhillips	49,638	3,617,121
Exxon Mobil Corp.	119,454	10,124,921
Hess Corp.	17,200	976,960
Marathon Oil Corp.	28,800	842,976
Marathon Petroleum Corp.	49,100	1,634,539
Murphy Oil Corp.	22,300	1,243,002
Occidental Petroleum Corp.	7,716	722,989
Tesoro Corp.* (a)	42,300	988,128
Valero Energy Corp.	67,900	1,429,295

		27,929,777

Paper & Forest Products—0.9%
Domtar Corp.	17,000	1,359,320
International Paper Co.	27,900	825,840

		2,185,160

Pharmaceuticals—7.9%
Abbott Laboratories	54,779	3,080,223
Bristol-Myers Squibb Co.	61,900	2,181,356
Eli Lilly & Co.	47,576	1,977,259
Endo Pharmaceuticals Holdings, Inc.*	21,300	735,489
Johnson & Johnson	40,354	2,646,415
Merck & Co., Inc.	64,904	2,446,881
Pfizer, Inc.	271,236	5,869,547

		18,937,170

Professional Services—0.4%
Manpower, Inc.	8,800	314,600
Towers Watson & Co. - Class A	12,500	749,125

		1,063,725

Real Estate Investment Trusts—1.5%
Annaly Capital Management, Inc.	36,900	$588,924
Apartment Investment & Management Co. - Class A	42,100	964,511
Camden Property Trust (a)	19,100	1,188,784
Kimco Realty Corp.	61,500	998,760

		3,740,979

Road & Rail—1.2%
CSX Corp.	42,900	903,474
J.B. Hunt Transport Services, Inc.	18,620	839,203
Ryder System, Inc.	22,700	1,206,278

		2,948,955

Semiconductors & Semiconductor Equipment—2.8%
Applied Materials, Inc.	66,900	716,499
Intel Corp.	202,129	4,901,628
LSI Corp.*	69,500	413,525
Novellus Systems, Inc.*	16,100	664,769

		6,696,421

Software—4.8%
Adobe Systems, Inc.*	27,600	780,252
Microsoft Corp.	243,480	6,320,741
Oracle Corp.	110,040	2,822,526
Symantec Corp.*	56,100	877,965
VMware, Inc. - Class A*	9,800	815,262

		11,616,746

Specialty Retail—2.3%
AutoZone, Inc.*	4,000	1,299,880
Foot Locker, Inc.	33,600	801,024
O’Reilly Automotive, Inc.*	6,300	503,685
PetSmart, Inc.	23,200	1,189,928
Ross Stores, Inc.	34,800	1,654,044

		5,448,561

Textiles, Apparel & Luxury Goods—0.5%
VF Corp.	8,800	1,117,512

Tobacco—0.4%
Philip Morris International, Inc.	12,788	1,003,602

Total Common Stocks (Cost $219,830,765)		239,936,480

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Schedule of Investments as of December 31, 2011

Short-Term Investment—2.9%

Security Description	Shares	Value

Mutual Funds—2.9%
State Street Navigator Securities Lending Prime Portfolio (b) (Cost—$7,051,720)	7,051,720	$7,051,720

Total Investments—102.7% (Cost $226,882,485#)		246,988,200
Other Assets and Liabilities (net)—(2.7)%		(6,552,072)

Net Assets—100.0%		$240,436,128

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $229,290,996. The aggregate unrealized appreciation and depreciation of investments were $29,262,067 and $(11,564,863), respectively, resulting in net unrealized appreciation of $17,697,204 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $8,188,278 and the collateral received consisted of cash in the amount of $7,051,720 and non-cash collateral with a value of $1,394,663. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$239,936,480	$—	$—	$239,936,480
Total Short-Term Investment*	7,051,720	—	—	7,051,720
Total Investments	$246,988,200	$—	$—	$246,988,200

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$246,988,200
Cash	482,212
Receivable from Adviser	16,124
Dividends receivable	277,253

Total assets	247,763,789

Liabilities
Payables for:
Shares redeemed	70,690
Collateral for securities loaned	7,051,720
Accrued Expenses:
Management fees	131,707
Administration fees	1,318
Custodian and accounting fees	2,482
Deferred trustees’ fees	25,067
Other expenses	44,677

Total liabilities	7,327,661

Net Assets	$240,436,128

Net Assets Represented by
Paid in surplus	$265,995,708
Accumulated net realized loss	(49,024,712)
Unrealized appreciation on investments	20,105,715
Undistributed net investment income	3,359,417

Net Assets	$240,436,128

Net Assets
Class A	$240,436,128
Capital Shares Outstanding*
Class A	14,698,447
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $226,882,485.
(b)	Includes securities loaned at value of $8,188,278.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$5,212,806
Interest (b)	32,449

Total investment income	5,245,255

Expenses
Management fees	1,659,431
Administration fees	15,996
Custodian and accounting fees	30,079
Audit and tax services	33,152
Legal	88,286
Trustees’ fees and expenses	35,424
Shareholder reporting	40,018
Insurance	536
Miscellaneous	5,546

Total expenses	1,908,468
Less expenses reimbursed by the Adviser	(249,037)
Less broker commission recapture	(10,927)

Net expenses	1,648,504

Net investment income	3,596,751

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	8,997,072

Net change in unrealized depreciation on investments	(8,939,029)

Net realized and unrealized gain on investments	58,043

Net Increase in Net Assets from Operations	$3,654,794

(a)	Net of foreign withholding taxes of $2,138.
(b)	Includes net income on securities loaned of $32,394.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$3,596,751	$3,742,705
Net realized gain on investments	8,997,072	11,628,959
Net change in unrealized appreciation (depreciation) on investments	(8,939,029)	17,509,323

Net increase in net assets resulting from operations	3,654,794	32,880,987

Distributions to Shareholders
From net investment income
Class A	(3,902,055)	(3,680,736)

Net decrease in net assets resulting from distributions	(3,902,055)	(3,680,736)

Net decrease in net assets from capital share transactions	(26,110,515)	(24,126,017)

Net Increase (Decrease) in Net Assets	(26,357,776)	5,074,234
Net assets at beginning of period	266,793,904	261,719,670

Net assets at end of period	$240,436,128	$266,793,904

Undistributed net investment income at end of period	$3,359,417	$3,709,430

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	51,319	$880,108	28,656	$431,847
Reinvestments	226,732	3,902,055	236,096	3,680,736
Redemptions	(1,874,578)	(30,892,678)	(1,911,242)	(28,238,600)

Net decrease	(1,596,527)	$(26,110,515)	(1,646,490)	$(24,126,017)

Decrease derived from capital shares transactions		$(26,110,515)		$(24,126,017)

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.37	$14.59	$12.27	$22.52	$22.56

Income (Loss) from Investment Operations
Net investment income(a)	0.23	0.22	0.20	0.26	0.24
Net realized and unrealized gain (loss) on investments	0.01	1.77	2.40	(7.61)	1.50

Total from investment operations	0.24	1.99	2.60	(7.35)	1.74

Less Distributions
Distributions from net investment income	(0.25)	(0.21)	(0.28)	(0.26)	(0.20)
Distributions from net realized capital gains	0.00	0.00	0.00	(2.64)	(1.58)

Total distributions	(0.25)	(0.21)	(0.28)	(2.90)	(1.78)

Net Asset Value, End of Period	$16.36	$16.37	$14.59	$12.27	$22.52

Total Return (%)	1.38	13.71	21.90	(36.87)	7.85

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	0.73	0.73	0.69	0.71
Ratio of net expenses to average net assets (%)(b)	0.65	0.65	0.65	0.65	0.65
Ratio of net investment income to average net assets (%)	1.41	1.47	1.59	1.52	1.06
Portfolio turnover rate (%)	54.8	65.1	73.7	69.2	81.4
Net assets, end of period (in millions)	$240.4	$266.8	$261.7	$239.1	$440.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Batterymarch Growth and Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A Shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFICs), partnerships, deferred trustees’ compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund

14

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under the arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Batterymarch Financial Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$1,659,431	0.65%	First $500 Million

	0.55%	$500 Million to $1 Billion

	0.50%	$1 Billion to $1.5 Billion

	0.45%	$1.5 Billion to $2 Billion

	0.40%	Over $2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

15

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement for the Portfolio is permanent. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
		2007	2008	2009	2010	2011
		Subject to Repayment until December 31,
Class A Expense Ratio	Average Daily Net Assets	2012	2013	2014	2015	2016

0.65%	First $500 Million	$223,355	$139,303	$172,848	$197,726	$249,037

0.55%	$500 Million to $1 Billion

0.50%	$1 Billion to $1.5 Billion

0.45%	$1.5 Billion to $2 Billion

0.40%	Over $2 Billion

The expenses reimbursed for the year ended December 31, 2011 are shown as expenses reimbursed by the Adviser in the Statement of Operations of the Portfolio.

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2011, there was $982,269 in expense deferrals eligible for recoupment by the Adviser.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$140,673,139	$—	$167,336,960

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

16

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$3,902,055	$3,680,736	$—	$—	$3,902,055	$3,680,736

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$3,384,484	$—	$17,697,204	$(46,616,201)	$(25,534,513)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$32,428,306	$14,187,895	$46,616,201

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation

17

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Recent Accounting Pronouncements - continued

processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9. Subsequent Events

At a meeting held on November 8-9, 2011, the Board of Trustees of the Trust, subject to shareholder approval, approved an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all the assets of the Portfolio by the MetLife Stock Index Portfolio, (“MetLife Stock Index”), a portfolio of Metropolitan Series Fund, Inc., in exchange for shares of MetLife Stock Index and the assumption by MetLife Stock Index of the liabilities of the Portfolio and voted to submit the Plan to shareholders of the Portfolio for their approval. On or about February 24, 2012, the shareholders of the Portfolio are expected to consider the approval of the Plan. If the Plan is approved by shareholders of the Portfolio, the reorganization is expected to close on or about April 30, 2012.

18

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Batterymarch Growth and Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Batterymarch Growth and Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Batterymarch Growth and Income Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Batterymarch Growth and Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

23

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Batterymarch Growth and Income Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- year period ended June 30, 2011 and underperformed the median of its Performance Universe and its Lipper Index for the three- and five- year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three- and five- year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the strong long-term performance record of the Portfolio’s comparable retail fund. The Board also considered the fact that at the November 7-8, 2011 meeting it approved the merger of the Portfolio into the MetLife Stock Index Portfolio, a series of Metropolitan Series Fund, Inc. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report

24

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Batterymarch Growth and Income Portfolio, the Board noted that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the

25

MET INVESTORS SERIES TRUST

Batterymarch Growth and Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Batterymarch Growth and Income Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its contractual advisory fee would be triggered. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at lower asset levels but decreased below the asset-weighted average at higher asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust BlackRock Global Tactical Strategies Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

Performance

Since its inception on May 2, 2011, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned -3.41%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.42%.

Market Environment/Conditions

2011 was a frustrating, volatile and disappointing year for most investors. Expectations entering the year featured a continuation of economic recovery around the world from the Great Recession of 2009, despite ongoing deleveraging and residual debt and credit concerns. The first shock to the system was the social and political upheaval in the Middle East that resulted in an unexpected and damaging rise in the price of oil. Those developments were quickly followed by a devastating earthquake, tsunami and nuclear power crisis in Japan that dampened Japanese and global growth in a variety of ways. The crowning blow was the intensification of the debt and credit issues in Europe, which led to a near collapse of the European Monetary Union. As the crisis in Europe unfolded, it became increasingly clear that the problem was a monetary union that required some additional fiscal union; and, fiscal union required austerity policies that exacerbated default risks, in part due to slowing economic growth. The European Central Bank raised rates in an effort to stave off inflation when deflation was the real threat. Economic growth weakened in the United States, although some pickup occurred in the fourth quarter. Political gridlock reached new heights in Washington, DC, around fiscal policy, damaging corporate and consumer confidence. Emerging market inflation resulted in some monetary policy tightening, which slowed growth in many countries.

Unprecedented volatility and rising correlations in markets ruled the day once again, discouraging traders and investors alike. The “risk-on, risk-off” alternation occurred frequently, with “risk-off” assets winning for the year. The US equity market was a notable outperformer, finishing the year about flat, while emerging and European equities posted double-digit percentage declines. Job growth improved and unemployment fell, although both by disappointing amounts. Commodities were mixed and volatile, with oil and gold among the strongest. Dividends, share buybacks and acquisitions for cash increased significantly as corporations continued to shun outright business expansion.

Portfolio Review/Year-End Positioning

At the close of the second quarter of 2011, the Portfolio was positioned with broadly neutral weights to both equity and fixed income relative to its blended benchmark. Within equities, the Portfolio had a bias toward U.S. large-cap stocks, with underweight positions in international developed large-caps and U.S. small-caps. The Portfolio was roughly 10% overweight in U.S. large-cap stocks and 5% underweight in international developed large-caps relative to its long-term strategic asset allocation. We favored equities paying high dividends in a slow-growth environment, and saw opportunities in German and Swedish equity markets and added exposures accordingly. Within fixed income, the Portfolio remained neutral, with valuations at fair levels and overall steady performance across the risk spectrum. The Portfolio had an overweight position in high yield bonds, with a slight underweight in core bonds.

In the second half of 2011, our view became more cautious. As heightened uncertainty led to increased volatility, we reduced risk across equities and fixed income and increased the Portfolio’s cash allocation significantly. Throughout the second half of the year, we maintained an exposure to Germany as we continued to believe its position of relative strength within the Eurozone would provide support compared to other international markets. We also added exposure to Japanese equities based on attractive valuations. The large cap bias we had in the second quarter of 2011 tended to privilege U.S. equities over international equities, and the bias remained throughout the rest of the year. At period end, the Portfolio had a 6% underweight to international stocks relative to its long-term strategic asset allocation. We eliminated holdings in real estate securities within the Portfolio’s opportunistic allocation, and we used the highs in credit markets to reduce high yield exposure.

The Portfolio’s positioning at period end is underweight in both equities and fixed income and overweight in cash. The result of our de-risking in the second half of the year has led to a 38% cash position, which is consistent with our de-risking strategy that aims to dampen volatility by scaling down Portfolio exposures pro-rata and into cash.

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
iShares MSCI EAFE Index Fund	10.4
SPDR S&P 500 ETF Trust	9.7
iShares Barclays Aggregate Bond Fund	8.5
Vanguard Total Bond Market ETF	7.3
iShares iBoxx $ Investment Grade Corporate Bond Fund	2.7
iShares iBoxx $ High Yield Corporate Bond Fund	2.6
Technology Select Sector SPDR Fund ETF	2.5
Vanguard Dividend Appreciation Index Fund ETF	2.5
Market Vectors Agribusiness ETF	2.2
Energy Select Sector SPDR Fund	2.2

2

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

BlackRock Global Tactical Strategies Portfolio managed by
BlackRock Financial Management, Inc. vs. Dow Jones Moderate Index1

Cumulative Return[2] (for the period ended 12/31/11)
Since Inception[3]
BlackRock Global Tactical Strategies Portfolio—Class B	-3.41%
Dow Jones Moderate Index[1]	-5.42%

1The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2“Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class B(a)
Actual	0.93%	$1,000.00	$975.70	$4.63
Hypothetical*	0.93%	1,000.00	1,020.51	4.74

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Schedule of Investments as of December 31, 2011

Investment Company Securities—61.5% of Net Assets

Security Description	Shares Amount	Value
Energy Select Sector SPDR Fund	1,183,027	$81,782,657
iShares Barclays 1-3 Year Credit Bond Fund (a)	678,102	70,658,229
iShares Barclays Aggregate Bond Fund (a)	2,842,613	313,398,083
iShares Dow Jones EPAC Select Dividend Index Fund (a)	496,844	14,751,298
iShares iBoxx $ High Yield Corporate Bond Fund (a)	1,056,847	94,513,827
iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	860,011	97,834,851
iShares MSCI EAFE Index Fund (a)	7,772,838	384,988,666
iShares MSCI Germany Index Fund (a)(b)	1,374,130	26,410,779
iShares MSCI Japan Index Fund (a)	8,545,718	77,851,491
iShares Russell 2000 Index Fund (a)	709,762	52,302,362
iShares Russell 3000 Index Fund (a)	1,026,173	76,121,513
iShares S&P 100 Index Fund (a)	1,232,942	70,314,682
Market Vectors Agribusiness ETF	1,748,605	82,446,726
SPDR S&P 500 ETF Trust	2,843,618	356,874,059
SPDR S&P International Dividend ETF	316,814	14,728,683
Technology Select Sector SPDR Fund ETF	3,570,174	90,860,928
Vanguard Dividend Appreciation Index Fund ETF	1,661,452	90,781,737
Vanguard Total Bond Market ETF	3,228,943	269,745,898

Total Investment Company Securities (Cost $2,262,827,924)		2,266,366,469

Short-Term Investment—38.6%

Security Description	Par Amount	Value

Repurchase Agreement—38.6%

Fixed Income Clearing Corp. Repurchase Agreement, dated 12/30/11 at 0.010% to be repurchased at $1,421,517,579 on 01/03/12, collateralized by $86,000,000 Federal National Mortgage Association at 0.45% due 09/06/13 with a value of $86,107,500; $30,000,000 Federal National Mortgage Association at 0.00% due 01/17/12 with a value of $30,000,000; $133,430,000 Federal National Mortgage Association at 0.00% due 06/06/12 with a value of $133,363,285; $100,000,000 Federal Home Loan Bank at 1.125% due 05/18/12 with a value of $100,500,000; $269,000,000 Federal Home Loan Mortgage Corp. at 0.50% due 08/23/13 with a value of $269,672,500; $86,000,000 Federal Home Loan Mortgage Corp. at 0.55% due 09/09/13 with a value of $86,215,000; $196,610,000 U.S. Treasury Notes at 0.125% due 09/30/13 with a value of $196,118,475; $38,355,000 U.S. Treasury Notes at 0.375% due 07/31/13 with a value of $38,450,888; $100,000,000 U.S. Treasury Notes at 1.375% due 03/15/12 with a value of $101,066,400; and by $396,370,000 U.S. Treasury Notes at 1.375% due 11/30/15 with a value of $408,460,078.

	$1,421,516,000	$1,421,516,000

Total Short-Term Investments (Cost $1,421,516,000)		1,421,516,000

Total Investments—100.1% (Cost $3,684,343,924#)		3,687,882,469
Other Assets and Liabilities (net)—(0.1)%		(2,137,363)

Net Assets—100.0%		$3,685,745,106

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Schedule of Investments as of December 31, 2011

#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $3,737,271,681. The aggregate unrealized appreciation and depreciation of investments were $49,830,823 and $(99,220,035), respectively, resulting in net unrealized depreciation of $(49,389,212) for federal income tax purposes.
(a)	Affiliated Issuer. (See Note 8 of Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(b)	Non-income producing security.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$2,266,366,469	$—	—	$2,266,366,469
Total Short-Term Investments*	—	1,421,516,000	—	1,421,516,000
Total Investments	$2,266,366,469	$1,421,516,000	—	$3,687,882,469

Swap Contracts**
Swap Contracts at Value (Assets)	$—	$13,636,280	$—	$13,636,280
Swap Contracts at Value (Liabilities)	—	(82,249)	—	(82,249)
Total Swap Contracts	$—	$13,554,031	$—	$13,544,031

*	See Schedule of Investments for additional detailed categorizations.
**	Swap contracts are presented at value.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)	$987,220,688
Affiliated investment at value (b)	1,279,145,781
Repurchase Agreement	1,421,516,000
Cash	486,191
Receivable for investments sold	1,000,000
Receivable for shares sold	21,746,124
Dividends receivable	3,070,680
Interest receivable	790
Swap interest receivable	4,336,453
Swaps at market value	13,636,280

Total assets	3,732,158,987

Liabilities
Payables for:
Investments purchased	31,031,648
Cash collateral for swaps	12,300,000
Shares redeemed	3,045
Swaps at market value	82,249
Swap interest	234,411
Accrued Expenses:
Management fees	1,933,268
Distribution and service fees - Class B	723,965
Administration fees	13,619
Custodian and accounting fees	11,032
Deferred trustees’ fees	5,674
Other expenses	74,970

Total liabilities	46,413,881

Net Assets	$3,685,745,106

Net Assets Represented by
Paid in surplus	$3,721,492,445
Accumulated net realized loss	(52,834,241)
Unrealized appreciation on investments and swap contracts	17,092,576
Distributions in excess of net investment income	(5,674)

Net Assets	$3,685,745,106

Net Assets
Class B	$3,685,745,106
Capital Shares Outstanding*
Class B	387,032,131
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $965,482,677.
(b)	Identified cost of affiliated investment was $1,297,345,247.

Statement of Operations

For the Period Ended December 31, 2011*

Investment Income
Dividends from Underlying ETFs	$8,101,663
Dividends from affiliated investments	18,466,165
Interest	34,861

Total investment income	26,602,689

Expenses
Management fees	7,645,384
Administration fees	54,443
Custodian and accounting fees	89,889
Distribution and service fees - Class B	2,808,872
Audit and tax services	32,875
Legal	80,345
Trustees’ fees and expenses	24,598
Shareholder reporting	60,381
Insurance	1,510
Organizational expense	1,300
Miscellaneous	9,384

Total expenses	10,808,981
Less management fee waiver	(491,820)

Net expenses	10,317,161

Net investment income	16,285,528

Net Realized and Unrealized Gain (Loss) on Investments, Affiliated Investments and Swaps Contracts
Net realized gain (loss) on:
Investments	(32,098,434)
Affiliated investments	(24,721,453)
Swap contracts	37,375,778
Capital gain distributions from Underlying ETFs	1,184,913
Capital gain distributions from affiliates	882,572

Net realized loss on investments, investments in affiliates, swap contracts, capital gain distributions from Underlying ETFs and capital gain distributions from affiliates	(17,376,624)

Net change in unrealized appreciation on:
Investments	21,738,011
Affiliated investments	(18,199,466)
Swap contracts	13,554,031

Net change in unrealized appreciation on investments, investments in affiliates and swap contracts	17,092,576

Net realized and unrealized loss on investments and swap contracts	(284,048)

Net Increase in Net Assets from Operations	$16,001,480

*	Commencement of operations was 5/2/2011.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Statement of Changes in Net Assets

Period Ended December 31, 2011*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$16,285,528
Net realized loss on investments, affiliated investments, swap contracts, capital gain distributions from Underlying ETFs and capital gain distributions from affiliates	(17,376,624)
Net change in unrealized appreciation on investments, affiliated investments and swap contracts	17,092,576

Net increase in net assets resulting from operations	16,001,480

Distributions to Shareholders
From net investment income
Class B	(24,070,869)
From net realized capital gains
Class B	(27,949,913)

Net decrease in net assets resulting from distributions	(52,020,782)

Net increase in net assets from capital share transactions	3,721,764,408

Net Increase in Net Assets	3,685,745,106

Net assets at end of period	$3,685,745,106

Distributions in excess of net investment income at end of period	$(5,674)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Period Ended December 31, 2011*
	Shares	Value
Class B
Sales	382,952,523	$3,683,490,129
Reinvestments	5,493,219	52,020,782
Redemptions	(1,413,611)	(13,746,503)

Net increase	387,032,131	$3,721,764,408

Increase derived from capital shares transactions		$3,721,764,408

*	Commencement of operations was 5/2/2011.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Financial Highlights

Selected per share data
Class B
Period Ended December 31, 2011(b)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.09
Net realized and unrealized loss on investments	(0.44)

Total from investment operations	(0.35)

Less Distributions
Distributions from net investment income	(0.06)
Distributions from net realized capital gains	(0.07)

Total distributions	(0.13)

Net Asset Value, End of Period	$9.52

Total Return (%)	(3.41)**

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.96 *
Ratio of net expenses to average net assets (%)(c)(d)	0.92 *
Ratio of net investment income to average net assets (%)(e)	1.45 *
Portfolio turnover rate (%)	74.7
Net assets, end of period (in millions)	$3,685.7

*	Annualized.
**	Not annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 5/2/2011.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”) (commenced operations on May 2, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For more information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for the Underlying ETFs.

Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

11

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying investments. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns will remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

12

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with BlackRock Financial Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended December 31, 2011	% per annum	Average Daily Net Assets

$7,645,384	0.800%	First $100 Million

	0.750%	$100 Million to $300 Million

	0.700%	$300 Million to $600 Million

	0.675%	$600 Million to $1 Billion

	0.650%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The Subadviser voluntarily agreed to waive its entire subadvisory fee through July 31, 2011. Also through July 31, 2011, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until October 31, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying ETFs fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B

1.15%

13

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$3,306,401,450	$—	$986,753,602

5. Investments in Derivative Instruments

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

14

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

Interest Rate Swaps: The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Portfolio’s exposure to interest rate risk. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest Rate	Swaps at market value	$13,636,280	Swaps at market value	$82,249

Transactions in derivative instruments during the period ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate
Swap contracts	$37,375,778

Statement of Operations Location - Net Change in Unrealized Gain (Loss)	Interest Rate
Swap contracts	$13,554,031

For the period ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Swap contracts	$524,575,000

(a)	Averages are based on activity levels during 2011.

15

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Swap Agreements

Open interest rate swap agreements at December 31, 2011 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)

Pay	USD 3ML	2.343%	10/17/2021	Credit Suisse Group AG	USD 100,000,000	$3,005,298	$—	$3,005,298

Pay	USD 3ML	2.150%	9/22/2021	Deutsche Bank AG	USD 513,000,000	6,747,191	—	6,747,191

Pay	USD 3ML	1.990%	9/27/2021	Deutsche Bank AG	USD 60,000,000	(82,249)	—	(82,249)

Pay	USD 3ML	2.128%	10/7/2021	Deutsche Bank AG	USD 90,000,000	976,830	—	976,830

Pay	USD 3ML	2.163%	11/3/2021	Deutsche Bank AG	USD 100,000,000	1,323,541	—	1,323,541

Pay	USD 3ML	2.143%	12/9/2021	Goldman Sachs & Co.	USD 150,000,000	1,583,420	—	1,583,420

Total						$13,554,031	$—	$13,554,031

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETF’s net assets. Transactions in the Underlying ETFs for the period from May 2, 2011 (commencement of operations) through December 31, 2011 were as follows:

Underlying ETF	Number of Shares Held at May 2, 2011*	Shares Purchased	Shares Sold	Number of Shares Held at December 31, 2011

iShares Barclays 1-3 Year Credit Bond Fund	—	1,256,638	(578,536)	678,102

iShares Barclays 7-10 Year Treasury Bond Fund	—	315,459	(315,459)	—

iShares Barclays Aggregate Bond Fund	—	4,852,664	(2,010,051)	2,842,613

iShares Barclays TIPS Bond Fund	—	67,762	(67,762)	—

iShares Dow Jones EPAC Select Dividend Index Fund	—	1,070,202	(573,358)	496,844

iShares iBoxx $ High Yield Corporate Bond Fund	—	1,408,542	(351,695)	1,056,847

iShares iBoxx $ Investment Grade Corporate Bond Fund	—	1,277,814	(417,803)	860,011

iShares MSCI EAFE Index Fund	—	9,609,717	(1,836,879)	7,772,838

iShares MSCI Germany Index Fund	—	1,391,415	(17,285)	1,374,130

iShares MSCI Japan Index Fund	—	8,733,992	(188,274)	8,545,718

iShares MSCI Sweden Index Fund	—	450,848	(450,848)	—

iShares Russell 2000 Index Fund	—	709,762	—	709,762

iShares Russell 3000 Index Fund	—	1,848,033	(821,860)	1,026,173

iShares S&P 100 Index Fund	—	1,848,505	(615,563)	1,232,942

* Commencement of operations.

16

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Transactions in Securities of Affiliated Issuers - continued

Underlying ETF	Net Realized Gain/(Loss) on Sales of Underlying ETFs	Capital Gain Distributions from Underlying ETFs	Dividend Income from Underlying ETFs	Ending Value as of December 31, 2011

iShares Barclays 1-3 Year Credit Bond Fund	$(550,975)	$—	$537,487	$70,658,229

iShares Barclays 7-10 Year Treasury Bond Fund	379,857	—	51,071	—

iShares Barclays Aggregate Bond Fund	4,031,798	882,572	4,316,716	313,398,083

iShares Barclays TIPS Bond Fund	(8,030)	—	42,271	—

iShares Dow Jones EPAC Select Dividend Index Fund	(2,129,133)	—	500,479	14,751,298

iShares iBoxx $ High Yield Corporate Bond Fund	(1,557,315)	—	2,763,860	94,513,827

iShares iBoxx $ Investment Grade Corporate Bond Fund	670,888	—	1,448,661	97,834,851

iShares MSCI EAFE Index Fund	(16,169,914)	—	5,926,337	384,988,666

iShares MSCI Germany Index Fund	(14,241)	—	—	26,410,779

iShares MSCI Japan Index Fund	(122,119)	—	821,815	77,851,491

iShares MSCI Sweden Index Fund	(1,591,062)	—	—	—

iShares Russell 2000 Index Fund	—	—	246,866	52,302,362

iShares Russell 3000 Index Fund	(4,714,819)	—	1,061,796	76,121,513

iShares S&P 100 Index Fund	(2,946,388)	—	748,806	70,314,682

	$(24,721,453)	$882,572	$18,466,165	$1,279,145,781

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio or the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio or the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying ETFs in which it invests.

10. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2011 were as follows:

Ordinary Income	Long-Term Capital Gain	Total

$51,174,626	$846,156	$52,020,782

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$—	$93,517	$(35,835,181)	$—	$(35,741,664)

17

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Income Tax Information - continued

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

11. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

18

MET INVESTORS SERIES TRUST

BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Tactical Strategies Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Global Tactical Strategies Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Tactical Strategies Portfolio of Met Investors Series Trust as of December 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust BlackRock High Yield Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the BlackRock High Yield Portfolio returned 2.50% and 2.34%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index1, returned 4.96%.

Market Environment/Conditions

The high yield market, as measured by the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, returned 4.96%, in 2011, outperforming higher-quality fixed income sectors on a risk-adjusted return. Markets were volatile over the year, with a major correction occurring in the third quarter, followed by a rally in risk assets during the fourth quarter. Despite a backdrop of increased volatility, strong technicals, coupled with improving credit conditions, continued to support high yield assets.

Significant issuance over the past two years has moved forward most of the near-term financing needs, and has permitted issuers to extend maturities well into the future. However, we expect 2012 issuance to remain above historical averages. A vibrant primary market priced $215 billion worth of high yield bonds, with the majority of volume dedicated to issuer refinancing to enhance liquidity profiles. For the year, only 27 companies defaulted for a total of $21.2 billion, bringing the 12-month default rate to 1.8% for high yield bonds and 0.4% for leveraged loans, well below long-term averages. Importantly, at period end, we believe current spread levels continue to imply a default rate considerably above what will likely be realized over the next few years. Benign credit conditions and positive technicals suggest that default rates will remain relatively low through 2013, making high yield spread levels attractive in our view. Strong investor demand led to solid inflows, with high yield mutual funds capturing $15 billion in 2011.

Portfolio Review/Year-End Positioning

The Portfolio’s underperformance relative to its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, for the 12-month period was attributable to an underweight toward the higher end of the credit quality range earlier in the year, as well as security selection within the non-rated credit tier. Meanwhile, security selection in higher-rated names contributed to relative returns. Among the sectors, security selection in the banking, automotive and non-captive diversified sectors hindered performance, but stronger selection in the wirelines, wireless, and electric sectors boosted results.

On an asset allocation basis, Portfolio exposure to bank loans and preferred securities was negative, as these asset classes underperformed high yield bonds, but we maintained positions that were favorably priced and were the most attractive risk-adjusted instruments in the capital structure.

As of December 31, 2011, the Portfolio was in line with the benchmark allocation to higher-rated issues, while it had a moderate underweight in lower-rated issues. The Portfolio is overweight in the media-cable, metals & mining and independent energy sectors, with underweights in gaming, banking and technology. The Portfolio also maintained allocations of 6% to bank loans, 1% to preferred securities and 2% to convertible bonds.

During the period, the Portfolio selectively participated in the high yield primary calendar, seeking higher-quality new issues illustrating solid risk-reward profiles and stable fundamentals. The Portfolio also continued to add new-issue, senior-secured bonds offering improved downside protection. During the first quarter, we were positioned for an improving economy with shorter-duration names exhibiting equity beta in the Portfolio. During the second and third quarters, we grew more cautious about the pace of economic growth and became more conservative by reducing equity beta and migrating towards higher-quality issues with longer maturities offering attractive carry (i.e., income). As risk markets rallied in the fourth quarter, we removed some hedges and strategically added back risk where we believed it was appropriate.

Our focus remained on issuers that generate consistent cash flows and provide clear earnings visibility. The Portfolio continued to find value within the higher-quality (BB, B) ratings part of the high yield space.

In our opinion, the high yield asset class has an attractive longer-term risk/return profile, but short-term uncertainty around global policy continues to be the driver of risk. While indications of stability are turning the overall outlook more bullish, unresolved issues in Europe still present headwinds for the global economy. We expect strong credit fundamentals, positive technicals and relatively attractive valuations to persist against a challenging macroeconomic backdrop. At period end, we saw value in the highest tiers of the high yield credit quality range and remain focused on high-quality companies with long-term value and strong cash flows. Notwithstanding the volatile market environment, we expect the high yield credit market to remain well supported in 2012 as investor demand for yield in a volatile, low-rate environment remains a priority.

James Keenan

Derek Schoenhofen

Mitch Garfin

Portfolio Managers

BlackRock Financial Management, Inc.

1

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary* (continued)

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
HCA, Inc.	2.0
Clear Channel Worldwide Holdings, Inc.	1.7
CIT Group, Inc.	1.5
Delphi Holdings Corp.	1.5
Ally Financial, Inc.	1.5
Ford Motor Credit Co. LLC	1.2
OGX Petroleo e Gas Participacoes S.A.	1.2
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.	1.1
Sprint Nextel Corp.	1.1
Novelis, Inc.	1.0

Top Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	69.4
Foreign Bonds & Debt Securities	15.0
Common Stocks	4.0
Preferred Stocks	2.1
Convertible Bonds	1.4
Loan Participation	0.7
Cash & Cash Equivalents	7.4

2

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

BlackRock High Yield Portfolio managed by

BlackRock Financial Management, Inc. vs.

Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	10 Year	Since Inception[3]
Blackrock High Yield Portfolio—Class A	2.50%	6.40%	7.96%	—
Class B	2.34%	—	—	7.74%
Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index[1]	4.96%	7.74%	8.96%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate noninvestment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A shares is 8/30/1996. Inception of Class B shares is 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.65%	$1,000.00	$984.70	$3.25
Hypothetical*	0.65%	1,000.00	1,021.92	3.31

Class B
Actual	0.90%	$1,000.00	$983.40	$4.50
Hypothetical*	0.90%	1,000.00	1,020.66	4.58

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—63.8% of Net Assets

Security Description	Par Amount($)†	Value

Aerospace & Defense—2.0%
Aviation Capital Group Corp. 6.750%, 04/06/21 (144A)	1,070,000	$1,009,823
Huntington Ingalls Industries, Inc. 6.875%, 03/15/18 (144A)	790,000	778,150
7.125%, 03/15/21 (144A)	1,430,000	1,408,550
Kratos Defense & Security Solutions, Inc. 10.000%, 06/01/17	1,646,000	1,695,380
National Air Cargo Group, Inc. 12.375%, 09/02/15 (a)	4,153,329	4,251,570
Sequa Corp. 11.750%, 12/01/15 (144A)	1,980,000	2,118,600
13.500%, 12/01/15 (144A)	4,375,573	4,703,741

		15,965,814

Airlines—0.8%
American Airlines Pass-Through Trust Series 2011-2 Class A 8.625%, 10/15/21 (b)	1,550,000	1,581,000
Delta Air Lines, Inc. Series B 9.750%, 12/17/16	287,780	299,291
United Air Lines, Inc. 12.750%, 07/15/12	2,946,240	3,100,918
US Airways Pass-Through Trust 2011-1, Class C Series C 10.875%, 10/22/14	1,500,000	1,471,875

		6,453,084

Auto Components—0.2%
Delphi Corp. 6.125%, 05/15/21 (144A)	970,000	1,003,950
Lear Corp. 5.750%, 08/01/14	1,395,000	13,950
Series B 8.500%, 12/01/13	1,530,000	15,300
Stanadyne Corp. Series 1 10.000%, 08/15/14	160,000	136,800
Stanadyne Holdings, Inc. 12.000%, 02/15/15	125,000	117,031

		1,287,031

Automobiles—0.4%
Ford Motor Co. 7.450%, 07/16/31 (b)	2,890,000	3,482,450

Beverages—0.1%
Cott Beverages USA, Inc. 8.125%, 09/01/18 (b)	580,000	$629,300

Biotechnology—0.1%
QHP Royalty Sub LLC 10.250%, 03/15/15 (144A)	594,457	601,312

Building Products—0.4%
Building Materials Corp. of America 7.000%, 02/15/20 (144A)	360,000	388,800
6.750%, 05/01/21 (144A)	2,480,000	2,610,200

		2,999,000

Capital Markets—1.0%
American Capital, Ltd. 7.960%, 12/31/13 (b)	1,210,000	1,222,863
E*Trade Financial Corp. 12.500%, 11/30/17	2,980,000	3,382,300
Lehman Brothers Holdings, Inc. 5.375%, 10/17/12 (EUR) (c)	350,000	120,311
8.800%, 03/01/15 (c)	489,000	127,751
Series 1937 4.750%, 01/16/14 (EUR) (c)	2,140,000	735,614
Series 5921 0.000%, 02/05/14 (EUR) (c) (d)	4,500,000	1,576,037
Series H 5.750%, 05/17/13 (c)	1,740,000	454,575

		7,619,451

Chemicals—2.6%
American Pacific Corp. 9.000%, 02/01/15 (b)	150,000	146,250
Celanese U.S. Holdings LLC 6.625%, 10/15/18 (b)	1,040,000	1,110,200
5.875%, 06/15/21 (b)	3,138,000	3,243,907
Chemtura Corp. 7.875%, 09/01/18	780,000	807,300
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 9.000%, 11/15/20 (b)	1,555,000	1,290,650
Huntsman International LLC 8.625%, 03/15/21 (b)	530,000	564,450
Koppers, Inc. 7.875%, 12/01/19	700,000	745,500
Lyondell Chemical Co. 11.000%, 05/01/18	6,469,909	7,100,725

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Chemicals—(Continued)
Momentive Performance Materials, Inc. 12.500%, 06/15/14	655,000	$697,575
11.500%, 12/01/16 (b)	1,495,000	1,121,250
9.000%, 01/15/21	355,000	271,575
Nexeo Solutions LLC/Nexeo Solutions Finance Corp. 8.375%, 03/01/18 (144A)	635,000	635,000
PolyOne Corp. 7.375%, 09/15/20 (b)	690,000	714,150
Solutia, Inc. 7.875%, 03/15/20	2,065,000	2,256,013
TPC Group LLC 8.250%, 10/01/17	75,000	75,375

		20,779,920

Commercial Banks—1.8%
CIT Group, Inc. 7.000%, 05/01/15	2,490,000	2,498,092
7.000%, 05/02/16 (144A)	1,132,000	1,133,415
7.000%, 05/01/17 (b)	5,742,164	5,749,342
7.000%, 05/02/17 (144A)	4,505,000	4,505,000

		13,885,849

Commercial Services & Supplies—1.3%
ACCO Brands Corp. 10.625%, 03/15/15	888,000	992,340
ARAMARK Corp. 3.929%, 02/01/15 (e)	480,000	465,600
8.500%, 02/01/15	438,000	451,140
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.250%, 01/15/19	395,000	394,013
Brickman Group Holdings, Inc. 9.125%, 11/01/18 (144A)	79,000	70,705
Casella Waste Systems, Inc. 7.750%, 02/15/19	2,214,000	2,175,255
Clean Harbors, Inc. 7.625%, 08/15/16	1,020,000	1,088,850
Harland Clarke Holdings Corp. 6.000%, 05/15/15 (e)	50,000	33,375
9.500%, 05/15/15	45,000	33,075
Iron Mountain, Inc. 7.750%, 10/01/19 (b)	1,160,000	1,231,050
Mobile Mini, Inc. 7.875%, 12/01/20	1,135,000	1,146,350

Commercial Services & Supplies—(Continued)
Rental Service Corp. 9.500%, 12/01/14	190,000	$196,175
Tropicana Entertainment LLC/Tropicana Financial Corp. 9.625%, 12/15/14 (a) (c)	70,000	7
WCA Waste Corp. 7.500%, 06/15/19 (144A) (b)	1,870,000	1,898,050
West Corp. 8.625%, 10/01/18	445,000	451,675

		10,627,660

Communications Equipment—0.1%
Avaya, Inc. 9.750%, 11/01/15	770,000	696,850

Consumer Finance—2.6%
Ally Financial, Inc. 8.000%, 03/15/20	610,000	626,775
7.500%, 09/15/20	620,000	628,525
8.000%, 11/01/31	5,540,000	5,373,800
Credit Acceptance Corp. 9.125%, 02/01/17	1,070,000	1,123,500
9.125%, 02/01/17 (144A)	140,000	146,650
Ford Motor Credit Co. LLC 7.000%, 04/15/15	7,470,000	8,048,925
12.000%, 05/15/15	300,000	369,747
5.875%, 08/02/21	2,884,000	3,011,233
General Motors Financial Co., Inc. 6.750%, 06/01/18 (144A)	780,000	799,500
Springleaf Finance Corp. Series MTN 6.900%, 12/15/17	920,000	667,000

		20,795,655

Containers & Packaging—1.8%
Ball Corp. 6.750%, 09/15/20 (b)	540,000	589,950
Berry Plastics Corp. 8.250%, 11/15/15 (b)	1,895,000	2,027,650
Graphic Packaging International, Inc. 9.500%, 06/15/17	590,000	649,000
7.875%, 10/01/18	815,000	872,050
Greif, Inc. 7.750%, 08/01/19	690,000	748,650
Longview Fibre Paper & Packaging, Inc. 8.000%, 06/01/16 (144A)	950,000	954,750

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Containers & Packaging—(Continued)
Pregis Corp. 12.375%, 10/15/13	95,000	$91,200
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 8.750%, 10/15/16 (144A)	2,480,000	3,147,005
7.125%, 04/15/19 (144A)	745,000	761,762
7.875%, 08/15/19 (144A)	2,545,000	2,672,250
6.875%, 02/15/21 (144A)	725,000	725,000
8.250%, 02/15/21 (144A)	195,000	173,550
Rock-Tenn Co. 9.250%, 03/15/16	266,000	283,290
Sealed Air Corp. 8.375%, 09/15/21 (144A) (b)	705,000	782,550

		14,478,657

Diversified Consumer Services—0.2%
Affinion Group, Inc. 7.875%, 12/15/18	2,220,000	1,887,000
Service Corp. International
7.875%, 02/01/13	60,000	65,250

		1,952,250

Diversified Financial Services—2.5%
Antero Resources Finance Corp. 7.250%, 08/01/19 (144A)	465,000	478,950
CDW LLC/CDW Finance Corp. 11.500%, 10/12/15 (f)	2,250,000	2,373,750
Eksportfinans ASA 0.781%, 04/05/13 (e)	269,000	243,670
Icahn Enterprises L.P./Icahn Enterprises Finance Corp. 7.750%, 01/15/16	220,000	229,350
8.000%, 01/15/18 (b)	6,975,000	7,288,875
KKR Group Finance Co. 6.375%, 09/29/20 (144A) (b)	2,115,000	2,175,599
Leucadia National Corp. 8.125%, 09/15/15	1,262,000	1,332,987
7.125%, 03/15/17	663,000	670,459
Nielsen Finance LLC/Nielsen Finance Co. 11.625%, 02/01/14 (b)	782,000	902,233
7.750%, 10/15/18	3,890,000	4,220,650

		19,916,523

Diversified Telecommunication Services—3.1%
Broadview Networks Holdings, Inc. 11.375%, 09/01/12 (b)	1,629,000	1,311,345

Diversified Telecommunication Services—(Continued)
GCI, Inc. 6.750%, 06/01/21	800,000	$784,000
ITC DeltaCom, Inc. 10.500%, 04/01/16	780,000	801,450
Level 3 Escrow, Inc. 8.125%, 07/01/19 (144A) (b)	8,792,000	8,682,100
Level 3 Financing, Inc. 9.250%, 11/01/14	201,000	206,528
8.750%, 02/15/17	1,650,000	1,687,125
NII Capital Corp. 7.625%, 04/01/21	2,223,000	2,217,442
Qwest Communications International, Inc. 7.500%, 02/15/14	1,565,000	1,574,820
8.000%, 10/01/15	725,000	776,036
Qwest Corp. 7.500%, 06/15/23	520,000	522,755
Sprint Capital Corp. 6.875%, 11/15/28	5,825,000	4,186,719
tw telecom holdings, inc. 8.000%, 03/01/18	620,000	663,400
Windstream Corp. 7.875%, 11/01/17	1,305,000	1,419,188

		24,832,908

Electric Utilities—1.5%
Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc. 10.000%, 12/01/20	9,748,000	10,332,880
FPL Energy National Wind Portfolio LLC 6.125%, 03/25/19 (144A)	60,837	59,895
Ipalco Enterprises, Inc. 7.250%, 04/01/16 (144A)	1,310,000	1,421,350

		11,814,125

Electronic Equipment, Instruments & Components—0.2%
Eagle Parent, Inc. 8.625%, 05/01/19 (144A) (b)	1,510,000	1,449,600

Energy Equipment & Services—1.4%
Calfrac Holdings L.P. 7.500%, 12/01/20 (144A) (b)	1,795,000	1,759,100
Cie Generale de Geophysique—Veritas 6.500%, 06/01/21	380,000	370,500
Exterran Holdings, Inc. 7.250%, 12/01/18 (b)	650,000	620,750

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Energy Equipment & Services—(Continued)
Forbes Energy Services, Ltd. 9.000%, 06/15/19	925,000	$869,500
Frac Tech Services LLC/Frac Tech Finance, Inc. 7.625%, 11/15/18 (144A)	3,185,000	3,352,212
Key Energy Services, Inc. 6.750%, 03/01/21	1,550,000	1,557,750
Oil States International, Inc. 6.500%, 06/01/19 (b)	2,280,000	2,342,700

		10,872,512

Food Products—0.2%
Darling International, Inc. 8.500%, 12/15/18	815,000	908,725
JBS USA LLC/JBS USA Finance, Inc. 11.625%, 05/01/14 (b)	265,000	301,106

		1,209,831

Gas Utilities—0.8%
Energy Future Holdings Corp. 10.000%, 01/15/20	6,140,000	6,477,700

Health Care Equipment & Supplies—0.6%
Biomet, Inc. 10.000%, 10/15/17	570,000	618,450
10.375%, 10/15/17 (f)	430,000	467,625
DJO Finance LLC/DJO Finance Corp. 10.875%, 11/15/14	2,470,000	2,315,625
7.750%, 04/15/18 (b)	260,000	200,850
Teleflex, Inc. 6.875%, 06/01/19	805,000	843,238

		4,445,788

Health Care Providers & Services—5.5%
ExamWorks Group, Inc. 9.000%, 07/15/19 (144A)	89,000	80,990
Fresenius Medical Care U.S. Finance Inc. 6.500%, 09/15/18 (144A)	578,000	608,345
6.875%, 07/15/17	90,000	96,300
Fresenius U.S. Finance II, Inc. 9.000%, 07/15/15 (144A)	870,000	979,838
HCA, Inc. 6.500%, 02/15/20	5,235,000	5,444,400
7.875%, 02/15/20	465,000	504,525
7.250%, 09/15/20	9,500,000	10,070,000
7.500%, 02/15/22 (b)	1,925,000	1,973,125

Health Care Providers & Services—(Continued)
Health Management Associates, Inc. 7.375%, 01/15/20 (144A)	1,595,000	$1,662,787
IASIS Healthcare LLC/IASIS Capital Corp. 8.375%, 05/15/19	2,050,000	1,798,875
IMS Health, Inc. 12.500%, 03/01/18 (144A)	4,955,000	5,599,150
INC Research LLC 11.500%, 07/15/19 (144A)	1,115,000	1,003,500
inVentiv Health, Inc. 10.000%, 08/15/18 (144A)	1,180,000	1,085,600
Omnicare, Inc. 7.750%, 06/01/20	2,965,000	3,198,494
Priory Group No. 3 Plc 7.000%, 02/15/18 (GBP)	111,000	156,924
Symbion Inc. 8.000%, 06/15/16 (b)	950,000	882,313
Tenet Healthcare Corp. 10.000%, 05/01/18	2,268,000	2,602,530
6.250%, 11/01/18 (144A)	965,000	984,300
8.875%, 07/01/19	3,807,000	4,292,392

		43,024,388

Hotels, Restaurants & Leisure—1.6%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	510,000	543,787
Diamond Resorts Corp. 12.000%, 08/15/18	3,740,000	3,702,600
Eldorado Resorts LLC 8.625%, 06/15/19 (144A)	380,000	341,050
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp. 10.250%, 06/15/15 (144A) (c)	1,425,000	891
MGM Resorts International 13.000%, 11/15/13	2,060,000	2,456,550
10.375%, 05/15/14	2,900,000	3,327,750
11.125%, 11/15/17	1,090,000	1,248,050
Scientific Games Corp. 8.125%, 09/15/18	275,000	283,250
Scientific Games International, Inc. 9.250%, 06/15/19 (b)	55,000	58,575
Waterford Gaming LLC 8.625%, 09/15/14 (144A) (a)	648,115	330,539

		12,293,042

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Household Durables—1.4%
Beazer Homes USA, Inc. 12.000%, 10/15/17	3,400,000	$3,629,500
Jarden Corp. 8.000%, 05/01/16	635,000	688,975
Pulte Group, Inc. 6.375%, 05/15/33	180,000	125,550
Ryland Group, Inc. (The) 6.625%, 05/01/20	840,000	789,600
Shea Homes L.P./Shea Homes Funding Corp. 8.625%, 05/15/19 (144A) (b)	3,390,000	3,178,125
Standard Pacific Corp. 10.750%, 09/15/16 (b)	1,610,000	1,698,550
8.375%, 01/15/21	865,000	818,506

		10,928,806

Household Products—0.2%
Spectrum Brands Holdings, Inc. 9.500%, 06/15/18 (144A)	1,715,000	1,884,356

Independent Power Producers & Energy Traders—2.0%
AES Corp. (The) 7.750%, 10/15/15	835,000	912,237
9.750%, 04/15/16	1,430,000	1,644,500
7.375%, 07/01/21 (144A) (b)	1,810,000	1,959,325
Calpine Construction Finance Co. LP 8.000%, 06/01/16 (144A)	860,000	933,100
Calpine Corp. 7.250%, 10/15/17 (144A) (b)	1,315,000	1,387,325
7.500%, 02/15/21 (144A) (b)	785,000	843,875
7.875%, 01/15/23 (144A)	1,155,000	1,247,400
DPL, Inc. 7.250%, 10/15/21 (144A) (b)	2,760,000	2,987,700
NRG Energy, Inc. 7.375%, 01/15/17 (b)	915,000	951,600
7.625%, 01/15/18	3,290,000	3,306,450

		16,173,512

Insurance—0.3%
CNO Financial Group, Inc. 9.000%, 01/15/18 (144A)	830,000	879,800
Genworth Financial, Inc. 7.625%, 09/24/21 (b)	1,490,000	1,395,467
USI Holdings Corp. 4.332%, 11/15/14 (144A) (e)	80,000	73,400

		2,348,667

Internet Software & Services—0.2%
Equinix, Inc. 7.000%, 07/15/21	870,000	$920,025
Travelport LLC 5.152%, 09/01/14 (e)	130,000	64,350
9.875%, 09/01/14	30,000	18,000
9.000%, 03/01/16 (b)	390,000	217,425
11.875%, 09/01/16	1,870,000	551,650
6.581%, 12/01/16 (144A) (f)	139,482	98,684

		1,870,134

IT Services—1.4%
First Data Corp. 7.375%, 06/15/19 (144A)	2,855,000	2,697,975
8.250%, 01/15/21 (144A) (b)	3,205,000	2,884,500
12.625%, 01/15/21	2,242,000	1,961,750
SunGard Data Systems, Inc. 7.375%, 11/15/18	1,420,000	1,460,825
7.625%, 11/15/20 (b)	2,000,000	2,065,000

		11,070,050

Machinery—0.6%
Allison Transmission, Inc. 11.000%, 11/01/15 (144A)	1,922,000	2,037,320
B-Corp. Merger Sub, Inc. 8.250%, 06/01/19 (144A)	760,000	718,200
Navistar International Corp. 8.250%, 11/01/21 (b)	189,000	201,994
SPX Corp. 6.875%, 09/01/17 (144A)	495,000	537,075
Titan International, Inc. 7.875%, 10/01/17	1,510,000	1,577,950

		5,072,539

Media—5.4%
AMC Networks, Inc. 7.750%, 07/15/21 (144A) (b)	625,000	682,813
CCH II LLC/CCH II Capital Corp. 13.500%, 11/30/16	2,779,537	3,224,263
CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, 04/30/18 (b)	220,000	235,675
7.375%, 06/01/20	1,490,000	1,579,400
6.500%, 04/30/21	1,320,000	1,343,100
Cengage Learning Acquisitions, Inc. 10.500%, 01/15/15 (144A) (b)	140,000	101,150

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Media—(Continued)
Checkout Holding Corp. 8.207%, 11/15/15 (144A) (d)	1,640,000	$877,400
Cinemark U.S.A., Inc. 8.625%, 06/15/19	655,000	715,587
Clear Channel Communications, Inc. 9.000%, 03/01/21	1,510,000	1,279,725
Clear Channel Worldwide Holdings, Inc. Series B 9.250%, 12/15/17	14,382,000	15,604,470
DISH DBS Corp. 6.750%, 06/01/21	2,110,000	2,284,075
EchoStar DBS Corp. 6.625%, 10/01/14	875,000	938,437
EH Holding Corp. 6.500%, 06/15/19 (144A)	1,010,000	1,057,975
Gray Television, Inc. 10.500%, 06/29/15 (b)	2,300,000	2,185,000
Interactive Data Corp. 10.250%, 08/01/18	2,830,000	3,113,000
Interpublic Group of Cos., Inc. (The) 10.000%, 07/15/17	365,000	418,838
Live Nation Entertainment, Inc. 8.125%, 05/15/18 (144A)	1,505,000	1,523,812
NAI Entertainment Holdings LLC 8.250%, 12/15/17 (144A)	1,800,000	1,912,500
ProQuest LLC 9.000%, 10/15/18 (144A)	1,585,000	1,291,775
WMG Acquisition Corp. 9.500%, 06/15/16 (144A)	340,000	370,600
11.500%, 10/01/18 (144A) (b)	1,630,000	1,625,925

		42,365,520

Metals & Mining—0.2%
Jaguar Holding Co. II/Jaguar Merger Subordinated, Inc. 9.500%, 12/01/19 (144A)	1,240,000	1,308,200
Old AII, Inc. 9.000%, 12/15/14 (a) (c)	1,665,000	0
10.000%, 12/15/16 (a) (c)	1,350,000	0

		1,308,200

Multiline Retail—0.9%
Dollar General Corp. 11.875%, 07/15/17 (f)	4,393,000	4,876,230
QVC, Inc. 7.125%, 04/15/17 (144A)	645,000	686,925

Multiline Retail—(Continued)
7.500%, 10/01/19 (144A)	910,000	$980,525
7.375%, 10/15/20 (144A)	760,000	815,100

		7,358,780

Oil, Gas & Consumable Fuels—10.4%
Alpha Natural Resources, Inc. 6.250%, 06/01/21 (b)	1,755,000	1,711,125
Arch Coal, Inc. 7.250%, 10/01/20 (b)	1,030,000	1,058,325
7.250%, 06/15/21 (144A) (b)	3,115,000	3,216,237
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18 (b)	260,000	263,900
Chesapeake Energy Corp. 9.500%, 02/15/15	225,000	258,750
6.625%, 08/15/20	283,000	304,933
6.875%, 11/15/20 (b)	400,000	430,000
6.125%, 02/15/21 (b)	1,060,000	1,094,450
Chesapeake Midstream Partners LP/CHKM Finance Corp. 5.875%, 04/15/21 (144A)	799,000	802,995
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc. 6.625%, 11/15/19 (144A) (b)	1,615,000	1,687,675
Coffeyville Resources LLC/Coffeyville Finance, Inc. 9.000%, 04/01/15 (144A)	2,133,000	2,271,645
Concho Resources, Inc. 7.000%, 01/15/21	1,686,000	1,818,772
6.500%, 01/15/22	570,000	598,500
CONSOL Energy, Inc. 8.250%, 04/01/20 (b)	3,745,000	4,156,950
Continental Resources, Inc. 7.125%, 04/01/21 (b)	675,000	735,750
Copano Energy LLC/Copano Energy Finance Corp. 7.125%, 04/01/21 (b)	700,000	710,500
Crosstex Energy LP/Crosstex Energy Finance Corp. 8.875%, 02/15/18 (b)	495,000	543,263
Denbury Resources, Inc. 8.250%, 02/15/20	1,151,000	1,291,997
El Paso Corp. 7.000%, 06/15/17	1,100,000	1,210,717
7.250%, 06/01/18	1,525,000	1,677,343
6.500%, 09/15/20	1,065,000	1,156,584
6.700%, 02/15/27	62,930	60,974

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Oil, Gas & Consumable Fuels—(Continued)
Energy XXI Gulf Coast, Inc. 9.250%, 12/15/17	1,255,000	$1,367,950
7.750%, 06/15/19 (b)	2,450,000	2,511,250
Forest Oil Corp. 8.500%, 02/15/14	370,000	405,150
Hilcorp Energy I L.P./Hilcorp Finance Co. 8.000%, 02/15/20 (144A)	565,000	607,375
7.625%, 04/15/21 (144A)	3,460,000	3,641,650
Laredo Petroleum, Inc. 9.500%, 02/15/19 (144A)	1,195,000	1,272,675
Linn Energy LLC/Linn Energy Finance Corp. 6.500%, 05/15/19 (144A)	250,000	249,375
7.750%, 02/01/21	870,000	909,150
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp. 6.750%, 11/01/20	300,000	315,750
6.250%, 06/15/22	1,420,000	1,491,000
Newfield Exploration Co. 5.750%, 01/30/22 (b)	1,660,000	1,801,100
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875%, 03/15/18	2,500,000	2,456,250
Oasis Petroleum, Inc. 7.250%, 02/01/19	1,020,000	1,060,800
6.500%, 11/01/21	835,000	832,912
Peabody Energy Corp. 6.250%, 11/15/21 (144A)	8,790,000	9,141,600
Petrohawk Energy Corp. 10.500%, 08/01/14	1,750,000	1,955,625
7.875%, 06/01/15	2,000,000	2,140,000
6.250%, 06/01/19	2,445,000	2,701,725
Petroleum Geo-Services ASA 7.375%, 12/15/18 (144A)	1,050,000	1,076,250
Pioneer Natural Resources Co. 6.650%, 03/15/17	375,000	416,800
6.875%, 05/01/18	1,315,000	1,493,808
7.500%, 01/15/20	560,000	659,591
7.200%, 01/15/28	245,000	281,318
Plains Exploration & Production Co. 10.000%, 03/01/16	460,000	511,750
7.625%, 04/01/20	205,000	222,938
6.625%, 05/01/21	1,065,000	1,123,575
6.750%, 02/01/22	1,960,000	2,062,900

Oil, Gas & Consumable Fuels—(Continued)
Range Resources Corp. 7.250%, 05/01/18	650,000	$698,750
8.000%, 05/15/19	1,335,000	1,495,200
6.750%, 08/01/20	665,000	741,475
5.750%, 06/01/21	3,095,000	3,365,812
SandRidge Energy, Inc. 7.500%, 03/15/21	2,910,000	2,902,725
SM Energy Co. 6.625%, 02/15/19 (144A)	725,000	757,625
6.500%, 11/15/21 (144A)	1,080,000	1,117,800
Targa Resources Partners L.P./Targa Resources Partners Finance Corp. 6.875%, 02/01/21 (144A)	605,000	615,588
Whiting Petroleum Corp. 6.500%, 10/01/18	315,000	330,750

		81,797,377

Paper & Forest Products—1.6%
Boise Paper Holdings LLC/Boise Co.-Issuer Co. 8.000%, 04/01/20 (b)	1,755,000	1,864,688
Boise Paper Holdings LLC/Boise Finance Co. 9.000%, 11/01/17	1,635,000	1,765,800
Clearwater Paper Corp. 10.625%, 06/15/16	390,000	436,800
7.125%, 11/01/18 (b)	1,025,000	1,071,125
Georgia-Pacific LLC 8.250%, 05/01/16 (144A)	1,885,000	2,094,825
NewPage Corp. 11.375%, 12/31/14 (b) (c)	4,671,000	3,474,056
Verso Paper Holdings LLC 11.500%, 07/01/14 (b)	1,497,000	1,534,425
4.179%, 08/01/14 (e)	90,000	57,150

		12,298,869

Pharmaceuticals—0.7%
Axcan Intermediate Holdings, Inc. 12.750%, 03/01/16	1,520,000	1,611,200
Capsugel FinanceCo SCA 9.875%, 08/01/19 (EUR)	195,000	255,474
Valeant Pharmaceuticals International, Inc. 6.500%, 07/15/16 (144A) (b)	3,130,000	3,141,737
7.250%, 07/15/22 (144A)	330,000	321,750

		5,330,161

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Professional Services—0.3%
FTI Consulting, Inc. 6.750%, 10/01/20	2,450,000	$2,541,875

Real Estate Management & Development—0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co. 11.000%, 06/30/15 (144A) (g)	119,600	91,494
Realogy Corp. 11.500%, 04/15/17 (b)	2,310,000	1,813,350
12.000%, 04/15/17	350,000	271,250
7.875%, 02/15/19 (144A) (b)	2,165,000	1,894,375

		4,070,469

Road & Rail—0.4%
Florida East Coast Railway Corp. 8.125%, 02/01/17	1,010,000	1,002,425
Hertz Corp. (The) 6.750%, 04/15/19 (b)	245,000	246,837
7.375%, 01/15/21 (b)	1,635,000	1,669,744

		2,919,006

Semiconductors & Semiconductor Equipment—0.2%
Spansion LLC 7.875%, 11/15/17	1,330,000	1,216,950

Specialty Retail—0.7%
Asbury Automotive Group, Inc. 7.625%, 03/15/17	880,000	886,600
8.375%, 11/15/20 (b)	1,005,000	1,035,150
Sally Holdings LLC/Sally Capital, Inc. 6.875%, 11/15/19 (144A) (b)	885,000	929,250
Sonic Automotive, Inc. 9.000%, 03/15/18 (b)	740,000	782,550
Toys “R” Us—Delaware, Inc. 7.375%, 09/01/16 (144A)	750,000	755,625
United Auto Group, Inc. 7.750%, 12/15/16	1,035,000	1,066,050

		5,455,225

Textiles, Apparel & Luxury Goods—0.3%
Levi Strauss & Co. 7.750%, 05/15/18 (EUR)	278,000	331,759
PVH Corp. 7.375%, 05/15/20	635,000	692,150
7.750%, 11/15/23	1,510,000	1,699,128

		2,723,037

Trading Companies & Distributors—0.8%
Interline Brands, Inc. 7.000%, 11/15/18	840,000	$873,600
RSC Equipment Rental, Inc./RSC Holdings III LLC 10.000%, 07/15/17 (144A) (b)	1,795,000	2,100,150
8.250%, 02/01/21	3,135,000	3,189,863

		6,163,613

Wireless Telecommunication Services—2.5%
Cricket Communications, Inc. 7.750%, 05/15/16	1,780,000	1,846,750
Crown Castle International Corp. 7.125%, 11/01/19	580,000	629,300
iPCS, Inc. 2.554%, 05/01/13 (e)	2,571,000	2,397,457
MetroPCS Wireless, Inc. 6.625%, 11/15/20 (b)	3,580,000	3,347,300
SBA Telecommunications, Inc. 8.000%, 08/15/16	900,000	974,250
Sprint Nextel Corp. 9.000%, 11/15/18 (144A)	9,760,000	10,272,400

		19,467,457

Total Domestic Bonds & Debt Securities (Cost $502,273,201)		502,955,303

Foreign Bonds & Debt Securities—14.2%

Aerospace & Defense—0.2%
Aguila 3 S.A. 7.875%, 01/31/18 (144A) (b)	1,456,000	1,419,600

Airlines—0.2%
Air Canada 9.250%, 08/01/15 (144A) (b)	1,660,000	1,460,800

Auto Components—0.0%
International Automotive Components Group SL 9.125%, 06/01/18 (144A)	110,000	99,000

Chemicals—0.4%
Kinove German Bondco GmbH 10.000%, 06/15/18 (144A) (EUR)	1,042,000	1,202,951
LyondellBasell Industries N.V. 6.000%, 11/15/21 (144A) (b)	485,000	505,612

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Chemicals—(Continued)
Nova Chemicals Corp. 8.625%, 11/01/19 (b)	1,270,000	$1,406,525

		3,115,088

Commercial Banks—0.0%
ATF Capital B.V. 9.250%, 02/21/14 (144A)	100,000	89,000
Glitnir Banki HF 6.375%, 09/25/12 (144A) (EUR) (a) (c)	1,835,000	0

		89,000

Construction & Engineering—0.2%
Abengoa S.A. 8.500%, 03/31/16 (EUR)	300,000	371,634
Boart Longyear Management Pty, Ltd. 7.000%, 04/01/21 (144A)	700,000	714,000
Xefin Lux SCA 8.000%, 06/01/18 (144A) (EUR)	700,000	817,204

		1,902,838

Consumer Finance—0.5%
FCE Bank plc 9.375%, 01/17/14 (EUR)	350,000	489,188
4.750%, 01/19/15 (EUR)	2,934,000	3,710,729

		4,199,917

Containers & Packaging—0.8%
Ardagh Packaging Finance plc 7.375%, 10/15/17 (144A) (EUR)	881,000	1,119,934
9.250%, 10/15/20 (144A) (EUR)	483,000	565,437
Cascades, Inc. 7.750%, 12/15/17	700,000	696,500
Crown European Holdings S.A. 7.125%, 08/15/18 (144A) (EUR)	1,660,000	2,180,184
GCL Holdings SCA 9.375%, 04/15/18 (144A) (EUR)	943,000	1,040,831
Greif Luxembourg Finance SCA 7.375%, 07/15/21 (144A)	330,000	410,937
OI European Group B.V. 6.875%, 03/31/17 (EUR)	395,000	514,936

		6,528,759

Diversified Financial Services—0.6%
Beverage Packing Holdings Luxembourg II S.A. 8.000%, 12/15/16 (EUR)	1,750,000	1,929,510

Diversified Financial Services—(Continued)
UPCB Finance II, Ltd. 6.375%, 07/01/20 (144A) (EUR)	2,103,000	$2,536,953

		4,466,463

Diversified Telecommunication Services—2.5%
Digicel Group, Ltd. 8.875%, 01/15/15 (144A)	2,205,000	2,182,950
9.125%, 01/15/15 (144A) (b)	1,637,665	1,613,100
8.250%, 09/01/17 (144A) (b)	2,140,000	2,172,100
10.500%, 04/15/18 (144A)	1,050,000	1,065,750
Intelsat Jackson Holdings S.A. 11.250%, 06/15/16	1,970,000	2,074,656
Intelsat Luxembourg S.A. 11.500%, 02/04/17 (f)	2,965,000	2,868,637
11.500%, 02/04/17 (144A) (f)	2,100,000	2,031,750
Sunrise Communications Holdings S.A. 8.500%, 12/31/18 (144A) (EUR)	420,000	550,251
Sunrise Communications International S.A. 7.000%, 12/31/17 (144A) (EUR)	490,000	657,850
Virgin Media Secured Finance plc 7.000%, 01/15/18 (GBP)	1,473,000	2,425,682
Ziggo Finance B.V. 6.125%, 11/15/17 (144A) (EUR)	1,810,000	2,371,320

		20,014,046

Electric Utilities—0.7%
Infinis plc 9.125%, 12/15/14 (144A)	740,000	1,161,123
Tokyo Electric Power Co., Inc. (The) 4.500%, 03/24/14 (EUR)	3,550,000	4,010,852

		5,171,975

Electronic Equipment, Instruments & Components—0.1%
Elster Finance BV 6.250%, 04/15/18 (144A) (EUR)	386,000	480,672

Energy Equipment & Services—0.7%
Compagnie Generale de Geophysique-Veritas 7.750%, 05/15/17	2,035,000	2,070,613
Precision Drilling Corp. 6.500%, 12/15/21 (144A)	1,075,000	1,101,875
Transocean, Inc. 6.375%, 12/15/21	2,185,000	2,326,699

		5,499,187

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Food Products—0.1%
Boparan Holdings, Ltd. 9.750%, 04/30/18 (144A) (EUR)	399,000	$416,638
9.875%, 04/30/18 (144A) (GBP)	505,000	627,634

		1,044,272

Health Care Equipment & Supplies—0.1%
ConvaTec Healthcare E S.A. 7.375%, 12/15/17 (144A) (EUR)	694,000	850,710

Health Care Providers & Services—0.3%
Crown Newco 3 plc 7.000%, 02/15/18 (144A) (GBP)	1,010,000	1,427,868
Ontex IV S.A. 7.500%, 04/15/18 (144A) (EUR)	530,000	604,990

		2,032,858

Media—2.0%
Kabel BW Erste Beteiligungs GmbH/Kabel Baden-Wurttemberg GmbH & Co. KG 7.500%, 03/15/19 (144A) (EUR)	1,740,000	2,279,611
Kabel Deutschland Vertrieb und Service GmbH & Co. KG 6.500%, 06/29/18 (144A) (EUR)	955,000	1,267,030
MPL 2 Acquisition Canco, Inc. 9.875%, 08/15/18 (144A) (b)	715,000	629,200
Musketeer GmbH 9.500%, 03/15/21 (144A) (EUR)	1,029,000	1,334,767
Odeon & UCI Finco plc 9.000%, 08/01/18 (144A) (GBP)	573,000	812,293
Unitymedia GmbH 9.625%, 12/01/19 (EUR)	456,000	610,724
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH 8.125%, 12/01/17 (144A) (EUR)	452,000	605,367
UPC Germany GmbH 8.125%, 12/01/17 (144A) (EUR)	2,916,000	3,413,259
9.625%, 12/01/19 (144A) (EUR)	1,505,000	2,015,657
UPC Holding B.V. 9.875%, 04/15/18 (144A) (b)	1,420,000	1,521,175
Ziggo Bond Co. B.V. 8.000%, 05/15/18 (144A) (EUR)	886,000	1,160,767

		15,649,850

Metals & Mining—1.6%
New World Resources NV 7.875%, 05/01/18 (144A) (EUR)	1,345,000	1,629,170

Metals & Mining—(Continued)
Novelis, Inc. 8.375%, 12/15/17	2,030,000	$2,167,025
8.750%, 12/15/20 (b)	6,795,000	7,321,612
Taseko Mines, Ltd. 7.750%, 04/15/19	1,530,000	1,388,475

		12,506,282

Multiline Retail—0.1%
House of Fraser, Ltd. 8.875%, 08/15/18 (144A) (GBP)	780,000	945,180

Oil, Gas & Consumable Fuels—2.1%
Kodiak Oil & Gas Corp. 8.125%, 12/01/19 (144A)	970,000	1,006,375
MEG Energy Corp. 6.500%, 03/15/21 (144A)	3,840,000	3,945,600
OGX Petroleo e Gas Participacoes S.A. 8.500%, 06/01/18 (144A)	11,065,000	10,954,350
Trafigura Beheer B.V. 6.375%, 04/08/15 (EUR)	490,000	579,982

		16,486,307

Paper & Forest Products—0.1%
Ainsworth Lumber Co., Ltd. 11.000%, 07/29/15 (144A) (f)	92,559	60,626
Sappi Papier Holding GmbH 6.625%, 04/15/21 (144A) (b)	485,000	418,313

		478,939

Pharmaceuticals—0.1%
Capsugel FinanceCo SCA 9.875%, 08/01/19 (144A) (EUR)	500,000	655,061

Road & Rail—0.7%
Hertz Holdings Netherlands B.V. 8.500%, 07/31/15 (144A) (EUR)	4,407,000	5,873,744

Wireless Telecommunication Services—0.1%
Phones4u Finance plc 9.500%, 04/01/18 (144A) (GBP)	965,000	1,199,341

Total Foreign Bonds & Debt Securities (Cost $118,810,198)		112,169,889

Loan Participation—6.5%

Capital Markets—0.1%
Nuveen Investments, Inc. Incremental Term Loan 0.000%, 05/13/17 (h)	980,000	968,563

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Loan Participation—(Continued)

Security Description	Par Amount($)†	Value

Commercial Services & Supplies—0.1%
ServiceMaster Co. 2.780%, 07/24/14 (e)	447,825	$428,652
2.800%, 07/24/14 (e)	44,597	42,687

		471,339

Communications Equipment—0.0%
Avaya, Inc. 3.256%, 10/24/14 (e)	279,268	267,689

Diversified Telecommunication Services—1.2%
Intelsat Jackson Holdings S.A. 5.250%, 04/02/18 (e)	6,691,375	6,656,714
Level 3 Financing, Inc. 5.750%, 08/31/18 (e)	3,000,000	2,965,500

		9,622,214

Electric Utilities—0.1%
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance, Inc. 4.776%, 10/10/17 (e)	1,350,976	858,836

Health Care Providers & Services—0.4%
Community Health Systems, Inc. 2.546%, 07/25/14 (e)	13,117	12,742
2.773%, 07/25/14 (e)	255,833	248,514
Emergency Medical Services Corp. 5.250%, 05/25/18 (e)	378,095	369,115
Harden Healthcare LLC 7.750%, 03/02/15 (a) (e)	1,858,282	1,821,116
8.500%, 03/02/15 (a) (e)	672,667	659,214

		3,110,701

Hotels, Restaurants & Leisure—0.6%
Centerplate Inc., Term Loan B 0.000%, 09/16/16 (h)	2,970,000	2,966,287
Enterprise Inns 6.500%, 12/06/18 (GBP) (e)	965,000	1,005,947
Harrahs Operating Co., Inc. 0.000%, 01/28/15 (h)	735,014	640,844

		4,613,078

Independent Power Producers & Energy Traders—1.6%
Dynegy Holdings, Inc. 9.250%, 08/05/16 (e)	12,169,500	12,333,812

Internet Software & Services—0.0%
Travelport LLC 6.004%, 09/28/12 (e)	62,833	32,988

Internet Software & Services—(Continued)
13.872%, 12/01/16 (e)	190,387	$38,077

		71,065

Media—0.8%
Clear Channel Communications, Inc. 3.946%, 01/28/16 (e)	1,195,000	878,522
HEMA Holding B.V. 9.705%, 07/05/17 (EUR) (e)	1,673,796	1,791,211
HMH Publishing Co. Ltd. 6.435%, 12/12/14 (e)	1,186,618	684,679
Newsday, Inc. 10.500%, 08/01/13	3,140,000	3,249,900

		6,604,312

Paper & Forest Products—0.5%
Ainsworth Lumber Co., Ltd. 5.313%, 06/26/14 (e)	1,000,000	843,750
NewPage Corp. 8.000%, 03/08/13 (e)	1,350,000	1,361,813
Verso Paper Holdings LLC 6.682%, 02/01/13 (e)	2,884,422	1,514,321

		3,719,884

Real Estate Management & Development—0.1%
Realogy Corp. 4.436%, 10/10/16 (e)	143,684	128,744
4.691%, 10/10/16 (e)	765,770	686,145

		814,889

Wireless Telecommunication Services—1.0%
Hawaiian Telcom
9.000%, 11/01/15 (e)	797,556	807,366
Vodafone Americas Finance, Inc.
6.875%, 08/11/15 (e)	4,013,723	4,023,757
6.250%, 07/11/16 (e)	3,000,000	3,007,500

		7,838,623

Total Loan Participation (Cost $51,085,103)		51,295,005

Common Stock—3.6%

Capital Markets—0.1%
E*Trade Financial Corp.* (b)	76,199	606,544

Chemicals—0.0%
Zemex Minerals Group, Inc.*	87	0

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—0.1%
Loral Space & Communications, Inc.* (b)	6,666	$432,490

Diversified Telecommunication Services—0.0%
Viatel Holding Bermuda, Ltd.*	4	1

Hotels, Restaurants & Leisure—1.7%
Buffets Restaurants Holdings, Inc.* (a)	114	1
Delphi Holdings Corp.* (a)	206,710	4,304,113
Delphi Holdings Corp.* (a)	482,323	9,523,473

		13,827,587

Machinery—0.0%
Stanley-Martin Communities LLC* (a)	450	385,785

Media—1.4%
Belo Corp.—Class A (b)	128,290	808,227
Cebridge Connections Holdings* (a)	7,460	37,598
Charter Communications, Inc.-Class A* (b)	162,524	9,254,117
Clear Channel Outdoor Holdings, Inc.— Class A* (b)	31,744	398,387
Cumulus Media, Inc.* (a)	71,859	225,278
Education Media & Publishing Group, Ltd. (144A)*	123,307	123,307

		10,846,914

Metals & Mining—0.1%
African Minerals, Ltd.*	159,753	1,092,011

Paper & Forest Products—0.0%
Ainsworth Lumber Co., Ltd. (144A)*	10,657	0
Ainsworth Lumber Co., Ltd.*	9,394	9,053

		9,053

Professional Services—0.0%
Pendrell Corp.*	9,800	25,088

Semiconductors & Semiconductor Equipment—0.2%
Spansion, Inc.—Class A* (b)	146,805	1,215,545

Software—0.0%
Bankruptcy Management Solution, Inc. (144A)*	796	207

Total Common Stocks (Cost $26,283,971)		28,441,225

Preferred Stocks—1.9%
Security Description	Shares/Par Amount($)†	Value

Auto Components—0.6%
Dana Holding Corp., Series B (144A)	44,700	$4,794,075

Consumer Finance—0.8%
Ally Financial, Inc., Series G (144A)	9,665	6,928,900

Diversified Financial Services—0.4%
GMAC Capital Trust I, Series 2	158,940	3,093,211

Road & Rail—0.0%
Marsico Parent Superholdco LLC (144A)* (a)	25	0

Thrifts & Mortgage Finance—0.1%
Federal Home Loan Mortgage Corp., Series Z*	201,964	268,612
Federal National Mortgage Association, Series 0*	70,000	151,900

		420,512

Transportation—0.0%
Travelport Holdings, Ltd.*	26,456	19,842

Total Preferred Stocks (Cost $19,069,555)		15,256,540

Convertible Bonds—1.2%

Capital Markets—0.0%
E*Trade Financial Corp. Series A
0.000%, 08/31/19 (144A) (d)	76,000	59,660
0.000%, 08/31/19 (144A) (b) (d)	11,000	8,635

		68,295

Hotels, Restaurants & Leisure—0.1%
MGM Resorts International
4.250%, 04/15/15	565,000	537,456

Life Sciences Tools & Services—0.1%
Illumina, Inc. 0.250%, 03/15/16 (144A)	865,000	697,406

Machinery—0.4%
Navistar International Corp. 3.000%, 10/15/14	3,120,000	3,377,400

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Convertible Bonds—(Continued)

Security Description	Shares/Par Amount($)†	Value

Metals & Mining—0.5%
Goldcorp, Inc. 2.000%, 08/01/14 (b)	1,865,000	$2,291,619
Newmont Mining Corp. Series A 1.250%, 07/15/14	1,400,000	1,953,000

		4,244,619

Oil, Gas & Consumable Fuels—0.1%
Chesapeake Energy Corp. 2.250%, 12/15/38	890,000	738,700

Total Convertible Bonds (Cost $10,304,863)		9,663,876

Warrants — 0.0%

Containers & Packaging—0.0%
Smurfit Kappa Group plc, expires 10/01/13* (144A) (a)	100	3,124

Hotels, Restaurants & Leisure—0.0%
Buffets Restaurants Holdings, Inc., expires 04/28/14*	50	0
HMH Holdings* (144A)	26,513	0

		0

Media—0.0%
Charter Communications, Inc., expires 11/30/14* (b)	281	4,890

Software—0.0%
Bankruptcy Management Solution, Inc., expires 12/30/11* (144A)	531	0

Total Warrants (Cost $992)		8,014

Short-Term Investments—20.3%

Mutual Funds—13.5%
State Street Navigator Securities Lending Prime Portfolio (i)	106,474,219	106,474,219

Repurchase Agreement—6.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $53,242,059 on 01/03/12, collateralized by $54,375,000, Federal Home Loan Mortgage Corp. at 0.625% due 12/23/13 with a value of $54,307,031.	$53,242,000	$53,242,000

Total Short-Term Investment (Cost $159,716,219)		159,716,219

Total Investments—111.5% (Cost $887,544,102#)		879,506,071
Other assets and liabilities (net)—(11.5)%		(90,664,580)

Net Assets—100.0%		$788,841,491

†	Par amount stated in U.S. dollars unless otherwise noted.
*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $891,663,676. The aggregate unrealized appreciation and depreciation of investments were $25,571,219 and $(37,728,824), respectively, resulting in net unrealized depreciation of $(12,157,605) for federal income tax purposes.
(a)	Security was valued in good faith under procedures approved by the Board of Trustees.
(b)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $100,932,644 and the collateral received consisted of cash in the amount of $106,474,219. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Security is in default and/or issuer is in bankruptcy.
(d)	Zero coupon bond—Interest rate represents current yield to maturity.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(h)	This Senior Loan will settle after December 31, 2011, at which time the interest rate will be determined.
(i)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $237,065,227, which is 30.0% of net assets.
(EUR)—	Euro
(GBP)—	British Pound
(MTN)—	Medium Term Note

See accompanying notes to financial statements.

18

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Domestic Bonds & Debt Securities
Aerospace & Defense	$—	$11,714,244	$4,251,570	$15,965,814
Airlines	—	6,453,084	—	6,453,084
Auto Components	—	1,287,031	—	1,287,031
Automobiles	—	3,482,450	—	3,482,450
Beverages	—	629,300	—	629,300
Biotechnology	—	601,312	—	601,312
Building Products	—	2,999,000	—	2,999,000
Capital Markets	—	7,619,451	—	7,619,451
Chemicals	—	20,779,920	—	20,779,920
Commercial Banks	—	13,885,849	—	13,885,849
Commercial Services & Supplies	—	10,627,653	7	10,627,660
Communications Equipment	—	696,850	—	696,850
Consumer Finance	—	20,795,655	—	20,795,655
Containers & Packaging	—	14,478,657	—	14,478,657
Diversified Consumer Services	—	1,952,250	—	1,952,250
Diversified Financial Services	—	19,916,523	—	19,916,523
Diversified Telecommunication Services	—	24,832,908	—	24,832,908
Electric Utilities	—	11,814,125	—	11,814,125
Electronic Equipment, Instruments & Components	—	1,449,600	—	1,449,600
Energy Equipment & Services	—	10,872,512	—	10,872,512
Food Products	—	1,209,831	—	1,209,831
Gas Utilities	—	6,477,700	—	6,477,700
Health Care Equipment & Supplies	—	4,445,788	—	4,445,788
Health Care Providers & Services	—	43,024,388	—	43,024,388
Hotels, Restaurants & Leisure	—	11,962,503	330,539	12,293,042
Household Durables	—	10,928,806	—	10,928,806
Household Products	—	1,884,356	—	1,884,356
Independent Power Producers & Energy Traders	—	16,173,512	—	16,173,512
Insurance	—	2,348,667	—	2,348,667
Internet Software & Services	—	1,870,134	—	1,870,134
IT Services	—	11,070,050	—	11,070,050
Machinery	—	5,072,539	—	5,072,539

See accompanying notes to financial statements.

19

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Media	$—	$42,365,520	$—	$42,365,520
Metals & Mining	—	1,308,200	—	1,308,200
Multiline Retail	—	7,358,780	—	7,358,780
Oil, Gas & Consumable Fuels	—	81,797,377	—	81,797,377
Paper & Forest Products	—	12,298,869	—	12,298,869
Pharmaceuticals	—	5,330,161	—	5,330,161
Professional Services	—	2,541,875	—	2,541,875
Real Estate Management & Development	—	4,070,469	—	4,070,469
Road & Rail	—	2,919,006	—	2,919,006
Semiconductors & Semiconductor Equipment	—	1,216,950	—	1,216,950
Specialty Retail	—	5,455,225	—	5,455,225
Textiles, Apparel & Luxury Goods	—	2,723,037	—	2,723,037
Trading Companies & Distributors	—	6,163,613	—	6,163,613
Wireless Telecommunication Services	—	19,467,457	—	19,467,457
Total Domestic Bonds & Debt Securities	—	498,373,187	4,582,116	502,955,303
Total Foreign Bonds & Debt Securities*	—	112,169,889	—	112,169,889
Loan Participation
Capital Markets	—	968,563	—	968,563
Commercial Services & Supplies	—	471,339	—	471,339
Communications Equipment	—	267,689	—	267,689
Diversified Telecommunication Services	—	9,622,214	—	9,622,214
Electric Utilities	—	858,836	—	858,836
Health Care Providers & Services	—	630,371	2,480,330	3,110,701
Hotels, Restaurants & Leisure	—	4,613,078	—	4,613,078
Independent Power Producers & Energy Traders	—	12,333,812	—	12,333,812
Internet Software & Services	—	71,065	—	71,065
Media	—	6,604,312	—	6,604,312
Paper & Forest Products	—	3,719,884	—	3,719,884
Real Estate Management & Development	—	814,889	—	814,889
Wireless Telecommunication Services	—	7,838,623	—	7,838,623
Total Loan Participation	—	48,814,675	2,480,330	51,295,005
Common Stocks
Capital Markets	606,544	—	—	606,544
Chemicals	—	—	—	—
Communications Equipment	432,490	—	—	432,490
Diversified Telecommunication Services	1	—	—	1
Hotels, Restaurants & Leisure	—	13,827,586	1	13,827,587
Machinery	—	—	385,785	385,785
Media	10,460,731	123,307	262,876	10,846,914
Metals & Mining	1,092,011	—	—	1,092,011
Paper & Forest Products	9,053	—	—	9,053
Professional Services	25,088	—	—	25,088
Semiconductors & Semiconductor Equipment	1,215,545	—	—	1,215,545
Software	—	207	—	207
Total Common Stocks	13,841,463	13,951,100	648,662	28,441,225
Preferred Stocks
Auto Components	4,794,075	—	—	4,794,075
Consumer Finance	6,928,900	—	—	6,928,900
Diversified Financial Services	—	3,093,211	—	3,093,211
Road & Rail	—	—	—	—

See accompanying notes to financial statements.

20

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Thrifts & Mortgage Finance	$420,512	$—	$—	$420,512
Transportation	—	19,842	—	19,842
Total Preferred Stocks	12,143,487	3,113,053	—	15,256,540
Total Convertible Bonds*	—	9,663,876	—	9,663,876
Warrants
Containers & Packaging	—	—	3,124	3,124
Hotels, Restaurants & Leisure	—	—	—	—
Media	4,890	—	—	4,890
Software	—	—	—	—
Total Warrants	4,890	—	3,124	8,014
Short-Term Investments
Mutual Funds	106,474,219	—	—	106,474,219
Repurchase Agreement	—	53,242,000	—	53,242,000
Total Short-Term Investments	106,474,219	53,242,000	—	159,716,219
Total Investments	$132,464,059	$739,327,780	$7,714,232	$879,506,071

Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$3,433,897	$—	$3,433,897
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(174,305)	—	(174,305)
Total Forward Contracts	$—	$3,259,592	$—	$3,259,592

Futures Contracts**
Futures Contracts (Unrealized Depreciation)	(74,059)	—	—	(74,059)
Total Forward Contracts	$(74,059)	$—	$—	$(74,059)

Swap Contracts**
Swap Contracts at Value (Assets)	$—	$310,839	$—	$310,839
Swap Contracts at Value (Liabilities)	—	(1,139,839)	—	(1,139,839)
Total Swap Contracts	$—	$(829,000)	$—	$(829,000)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards and futures contracts are valued on the unrealized appreciation/depreciation on the instrument. Swap contracts are presented at value.

See accompanying notes to financial statements.

21

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2011

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2011	Change in Unrealized Appreciation/ (Depreciation) for Investments Held at December 31, 2011
Domestic Bonds & Debt Securities
Aerospace & Defense	$4,680,229	$—	$—	$98,241	$—	$(526,900)	$—	$—	$4,251,570	$98,241
Commercial Banks	—	504,906	—	(1,059,994)	—	—	555,088	—	0	—
Commercial Services & Supplies	—	—	—	(72)	—	—	79	—	7	(73)
Hotels, Restaurants & Leisure	—	—	1,876	53,674	—	(103,761)	378,750	—	330,539	3,241
Media	2,440	7,569	36,549	75,442	—	(122,000)	—	—	—	—
Loan Participation
Finance	1,635,701	—	(2,959,466)	1,573,489	42,028	(291,752)	—	—	—	—
Health Care-Providers & Services	2,753,978	—	5,518	66	2,481,270	(2,760,502)	—	—	2,480,330	—
Common Stocks
Building Products	577,558	—	(246,724)	343,918	—	(674,752)	—	—	—	—
Hotels, Restaurants & Leisure	1	—	—	—	—	—	—	—	1	—
Machinery	243,900	—	—	141,885	—	—	—	—	385,785	141,885
Media	683,675	—	—	195,736	—	—	—	(616,535)	262,876	195,736
Warrants
Containers & Packaging	4,569	—	—	(1,445)	—	—	—	—	3,124	(1,445)

Total	$10,582,051	$512,475	$(3,162,247)	$1,420,940	$2,523,298	$(4,479,667)	$933,917	$(616,535)	$7,714,232	$437,585

Domestic Bonds & Debt Securities in the amount of $933,917 were transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

Common Stock in the amount of $616,535 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices, which are observable and available.

See accompanying notes to financial statements.

22

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$826,264,071
Repurchase Agreement	53,242,000
Cash	148,825
Cash denominated in foreign currencies (c)	451,285
Cash collateral (e)	1,217,000
Receivable for investments sold	1,108,811
Receivable for shares sold	321,899
Dividends receivable	44,700
Interest receivable	12,704,246
Net variation margin on financial futures contracts	15,840
Swap interest receivable	30,313
Swaps at market value (d)	310,839
Unrealized appreciation on forward currency exchange contracts	3,433,897
Miscellaneous assets	66,225

Total assets	899,359,951

Liabilities
Payables for:
Investments purchased	1,479,259
Shares redeemed	700,519
Unrealized depreciation on forward currency exchange contracts	174,305
Swaps at market value (e)	1,139,839
Collateral for securities loaned	106,474,219
Swap interest	942
Accrued Expenses:
Management fees	388,043
Distribution and service fees - Class B	53,006
Administration fees	3,404
Custodian and accounting fees	15,694
Deferred trustees’ fees	25,067
Other expenses	64,163

Total liabilities	110,518,460

Net Assets	$788,841,491

Net Assets Represented by
Paid in surplus	$729,295,586
Accumulated net realized gain	8,228,834
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(4,784,497)
Undistributed net investment income	56,101,568

Net Assets	$788,841,491

Net Assets
Class A	$518,421,606
Class B	270,419,885
Capital Shares Outstanding*
Class A	62,033,192
Class B	32,605,688
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.36
Class B	8.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $834,302,102.
(b)	Includes securities loaned at value of $100,932,644.
(c)	Identified cost of cash denominated in foreign currencies was $472,024.
(d)	Swap premium paid was $317,843.
(e)	Swap premium received was $1,339,715.
(f)	Includes collateral of $900,000 for swaps and $317,000 for futures.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends	$1,465,500
Interest (a)	60,689,382

Total investment income	62,154,882

Expenses
Management fees	4,938,547
Administration fees	43,148
Custodian and accounting fees	182,793
Distribution and service fees - Class B	638,026
Audit and tax services	55,173
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	42,637
Insurance	5,032
Miscellaneous	10,157

Total expenses	5,984,223

Net investment income	56,170,659

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swaps Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	23,075,719
Futures contracts	(585,169)
Swap contracts	(535,355)
Foreign currency transactions	96,504

Net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	22,051,699

Net change in unrealized appreciation (depreciation) on:
Investments	(51,718,915)
Futures contracts	225,011
Swap contracts	192,872
Foreign currency transactions	2,042,162

Net change in unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(49,258,870)

Net realized and unrealized loss on investments, futures contracts, swap contracts and foreign currency transactions	(27,207,171)

Net Increase in Net Assets from Operations	$28,963,488

(a)	Includes net income on securities loaned of $268,150.

See accompanying notes to financial statements.

23

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$56,170,659	$59,167,472
Net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	22,051,699	37,999,882
Net change in unrealized appreciation (depreciation) on investments, futures contracts, swap contracts and foreign currency transactions	(49,258,870)	18,818,212

Net increase in net assets resulting from operations	28,963,488	115,985,566

Distributions to Shareholders
From net investment income
Class A	(46,335,390)	(39,934,624)
Class B	(17,000,919)	(8,375,231)

Net decrease in net assets resulting from distributions	(63,336,309)	(48,309,855)

Net increase (decrease) in net assets from capital share transactions	(93,855,348)	176,878,974

Net Increase (Decrease) in Net Assets	(128,228,169)	244,554,685
Net assets at beginning of period	917,069,660	672,514,975

Net assets at end of period	$788,841,491	$917,069,660

Undistributed net investment income at end of period	$56,101,568	$61,301,819

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	13,611,325	$115,586,227	13,787,820	$113,633,359
Reinvestments	5,432,050	46,335,390	4,948,529	39,934,624
Redemptions	(35,100,742)	(300,001,067)	(10,915,369)	(89,229,314)

Net increase (decrease)	(16,057,367)	$(138,079,450)	7,820,980	$64,338,669

Class B
Sales	21,429,200	$180,506,081	29,915,825	$244,002,581
Reinvestments	2,004,825	17,000,919	1,041,695	8,375,231
Redemptions	(18,372,853)	(153,282,898)	(17,081,151)	(139,837,507)

Net increase	5,061,172	$44,224,102	13,876,369	$112,540,305

Increase (decrease) derived from capital shares transactions		$(93,855,348)		$176,878,974

See accompanying notes to financial statements.

24

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.70	$8.02	$5.80	$8.24	$8.92

Income (Loss) from Investment Operations
Net investment income(a)	0.59	0.63	0.77	0.61	0.60
Net realized and unrealized gain (loss) on investments	(0.35)	0.62	1.85	(2.48)	(0.34)

Total from investment operations	0.24	1.25	2.62	(1.87)	0.26

Less Distributions
Distributions from net investment income	(0.58)	(0.57)	(0.40)	(0.57)	(0.94)

Total distributions	(0.58)	(0.57)	(0.40)	(0.57)	(0.94)

Net Asset Value, End of Period	$8.36	$8.70	$8.02	$5.80	$8.24

Total Return (%)	2.50	16.10	47.20	(24.20)	2.70

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.65	0.65	0.67	0.67	0.73 (b)
Ratio of net expenses to average net assets (%)(c)	0.65	0.65	0.67	0.67	0.72
Ratio of net investment income to average net assets (%)	6.91	7.60	11.24	8.40	7.21
Portfolio turnover rate (%)	98.7	98.6	91.7	57.8	60.2
Net assets, end of period (in millions)	$518.4	$679.1	$563.4	$295.7	$404.1

	Class B
	Year Ended December 31,
	2011	2010	2009	2008(d)
Net Asset Value, Beginning of Period	$8.64	$7.98	$5.78	$7.66

Income (Loss) from Investment Operations
Net investment income(a)	0.56	0.60	0.77	0.41
Net realized and unrealized gain (loss) on investments	(0.34)	0.62	1.83	(2.29)

Total from investment operations	0.22	1.22	2.60	(1.88)

Less Distributions
Distributions from net investment income	(0.57)	(0.56)	(0.40)	0.00

Total distributions	(0.57)	(0.56)	(0.40)	0.00

Net Asset Value, End of Period	$8.29	$8.64	$7.98	$5.78

Total Return (%)	2.34	15.77	46.65	(24.54)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.90	0.90	0.92	0.94	*
Ratio of net expenses to average net assets (%)(c)	0.90	0.90	0.92	0.94	*
Ratio of net investment income to average net assets (%)	6.66	7.29	10.88	8.70	*
Portfolio turnover rate (%)	98.7	98.6	91.7	57.8
Net assets, end of period (in millions)	$270.4	$238.0	$109.1	$13.2

*	Annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(d)	Commencement of operations was 4/28/2008.

See accompanying notes to financial statements.

25

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

26

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying investments. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, forward contracts, swap transactions, paydown adjustments, defaulted bonds, contingent payment debt instrument, ASC-860 (Lehman Brothers counterparty gain/loss) adjustment, premium amortization adjustments, partnerships, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of

27

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

28

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with BlackRock Financial Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$4,938,547	0.60%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$778,284,870	$—	$921,605,922

29

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation or index to the counterparty in

30

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of credit default swaps, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract plus, when the Portfolio is the protection buyer, any premiums paid. This risk is mitigated by collateral posted by the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in Note 8 to the Notes to Financials Statements and serve as an indicator of the status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which a Portfolio is the seller of protection are disclosed in Note 8 to the Notes to Financials Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Credit	Swaps at market value	$310,839	Swaps at market value	$1,139,839

Equity	Unrealized appreciation on futures contracts*	—	Unrealized depreciation on futures contracts*	74,059

Currency	Unrealized appreciation on forward foreign currency exchange contracts	3,433,897	Unrealized depreciation on forward foreign currency exchange contracts	174,305

Total		$3,744,736		$1,388,203

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

31

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

Transactions in derivative instruments during the year ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Credit	Equity	Currency	Total

Foreign currency transactions	$—	$—	$141,031	$141,031

Future contracts	—	(585,169)	—	(585,169)

Swap contracts	(535,355)	—	—	(535,355)

	$(535,355)	$(585,169)	$141,031	$(979,493)

Statement of Operations Location - Net Change in Unrealized Gain

Foreign currency transactions	$—	$—	$2,175,406	$2,175,406

Future contracts	—	225,011	—	225,011

Swap contracts	192,872	—	—	192,872

	$192,872	$225,011	$2,175,406	$2,593,289

For the year ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)

Foreign currency transactions	$74,728,845

Futures contracts	(24,579)

Swap contracts	12,388,125

(a)	Averages are based on activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Open forward foreign currency exchange contracts at December 31, 2011 were as follows

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Depreciation

1/25/2012	Deutsche Bank AG London	1,500,000	EUR	$1,945,944	$2,027,449	$(81,505)

1/25/2012	Citibank N.A.	2,118,000	EUR	2,747,673	2,840,473	(92,800)

Net Unrealized Depreciation						$(174,305)

32

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation

1/25/2012	Citibank N.A.	40,922,500	EUR	$53,088,601	$56,268,437	$3,179,836

1/25/2012	Royal Bank of Scotland plc	198,000	EUR	256,865	275,609	18,744

1/25/2012	Royal Bank of Scotland plc	660,000	EUR	856,216	917,243	61,027

1/25/2012	Citibank N.A.	1,085,000	EUR	1,407,566	1,506,796	99,230

1/25/2012	Royal Bank of Scotland plc	131,000	EUR	169,946	182,087	12,141

1/25/2012	Royal Bank of Scotland plc	208,000	EUR	269,838	294,524	24,686

1/18/2012	Citibank N.A.	6,821,500	GBP	10,596,239	10,631,308	35,069

1/18/2012	Citibank N.A.	190,000	GBP	295,138	298,302	3,164

Net Unrealized Appreciation						$3,433,897

EUR—	Euro
GBP—	British Pound

7. Futures Contracts

The futures contracts outstanding as of December 31, 2011 and the description and unrealized depreciation were as follows:

Futures Contracts - Short	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of 12/31/2011	Unrealized Depreciation

S&P 500 E Mini Index Futures	Index and Options Market	03/16/2012	(66)	$(4,059,521)	$(4,133,580)	$(74,059)

8. Swaps Agreements

Open credit default swap agreements at December 31, 2011 were as follows:

Credit Default Swaps on Corporate and Sovereign Issuers - Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

CIT Group, Inc. 6.625% due 04/01/2018	5.00%	9/20/2015	Deutsche Bank AG	0.00%	3,600,000	$(220,307)	$(283,500)	$63,193

MGM Resorts International 7.625%, due 01/15/2017	5.00%	6/20/2015	Deutsche Bank AG	7.49%	310,000	22,356	24,800	(2,444)

MGM Resorts International 7.625, due 01/15/2017	5.00%	6/20/2015	Deutsche Bank AG	7.49%	255,000	18,390	22,950	(4,560)

Total						$(179,561)	$(235,750)	$56,189

33

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Swaps Agreements - continued

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)

CCO Holdings LLC/ CCO Holdings Capital Corp. 7.25% due 10/30/2017	8.00%	9/20/2017	Deutsche Bank AG	0.00%	1,500,000	$270,093	$270,093	$—

Credit Default Swaps on Credit Indices - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Received	Unrealized Appreciation

Markit CDX North America High Yield, Series 17, V3	5.00%	12/20/2016	Credit Suisse International	6.80%	6,875,000	(473,379)	$(517,477)	$44,098

Markit CDX North America High Yield, Series 17, V4	5.00%	12/20/2016	Credit Suisse International	6.80%	2,500,000	(172,138)	(189,970)	17,832

Markit CDX North America High Yield, Series 17, V5	5.00%	12/20/2016	Credit Suisse International	6.80%	3,822,000	(274,015)	(348,768)	74,753

Total						$(919,532)	$(1,056,215)	$136,683

USD—United States Dollar

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

34

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

10. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

11. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$63,336,309	$48,309,855	$—	$—	$63,336,309	$48,309,855

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$60,709,970	$11,143,479	$(12,282,477)	$—	$59,570,972

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

12. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable

35

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

12. Recent Accounting Pronouncements - continued

inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

36

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock High Yield Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock High Yield Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

37

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

38

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

39

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

40

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the BlackRock High Yield Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

41

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the BlackRock High Yield Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-, three- and five-year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, for the one-, three- and five- year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance relative to its benchmark. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by

42

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock High Yield Portfolio, the Board considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and that the actual management fee was below the Expense Group median and Sub-advised Expense Universe median and slightly above the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were equal to the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

43

MET INVESTORS SERIES TRUST

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the BlackRock High Yield Portfolio, the Board noted that the Portfolio’s advisory and sub-advisory fees do not contain breakpoints. The Board noted that the Portfolio’s management fees were approximate to the asset-weighted average of comparable funds until the Portfolio reaches $500 million in assets, at which point the management fees increase above the asset-weighted average for all higher asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

44

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust BlackRock Large Cap Core Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the BlackRock Large Cap Core Portfolio returned 0.46%, 0.18%, and 0.21%, respectively. The Portfolio’s benchmark, the Russell 1000 Index1, returned 1.50%.

Market Environment / Conditions

2011 was a frustrating year for most investors. Although ongoing debt and deleveraging concerns have been with us for some time, the degree to which they escalated in 2011 was a surprise to many (us included), as the European debt crisis became the most important driving force for global markets.

In addition to the debt crisis, the early part of 2011 was also negatively impacted by the social unrest in the Middle East/North Africa region that resulted in unexpected and damaging increases in oil prices. These events were quickly followed by a devastating earthquake, tsunami and nuclear power crisis in Japan. In our view, these events were more significant than many realized and caused a significant disruption to global economic growth in the first half of 2011.

Against this already damaged backdrop came the intensification of the debt and credit issues in Europe that led to the near collapse of the European Monetary Union. As the crisis unfolded, it became increasingly clear the real problem was that Europe could no longer rely on its monetary union, but instead required additional fiscal union. Further fiscal union, however, required austerity policies that ultimately exacerbated default risks by acting as a drag on economic growth. As the debt issues were intensifying, the European Central Bank raised interest rates in an effort to stave off inflation when, in fact, deflation was the real threat in Europe.

In the United States, economic growth weakened early in the year, although the data improved in each successive quarter. On the political front, strident partisan bickering reached new heights as brinksmanship became the norm. The lack of leadership, cooperation and decisiveness ultimately served to damage corporate and consumer confidence.

In this environment, financial markets endured unprecedented volatility as correlations between and within asset classes rose. Almost all areas of the global financial markets experienced a broad “risk on/risk off” trading pattern, with the “risk off” assets winning for the year. Bond markets generally outperformed stocks while U.S. equities, which finished the year flat, were a noticeable outperformer compared to emerging and European equities, which fell by double-digit percentages for the year.

Portfolio Review / Year-End Positioning

The Portfolio’s underperformance relative to its benchmark, the Russell 1000 Index, for the 12-month period was primarily attributable to stock selection within the Information Technology (IT) and Telecommunication services (telecom) sectors. Within the IT sector, the Portfolio was underweight in key names that outperformed during the latter half of the year; such as, Tellabs Inc., Corning Inc., and On Semiconductor, Inc., which detracted from relative returns. In addition, the Portfolio was overweight in the semiconductors industry, which struggled during the same period.

In the Telecom sector, stock selection was the primary detractor due to our preference for wireless holdings over the big integrated carriers in an environment that rewarded large-cap stocks. Wireless holdings experienced disappointing results that included a surprising uptick in customer churn, and the Portfolio’s weighting in the industry principally comprised leveraged, turnaround stories. We maintained our preference for the wireless segment as we expect the ongoing trend of smartphone penetration to continue to drive better pricing power and “stickier” customer bases (i.e., less churn), and thereby result in improved margin performance and earnings power for names in the industry.

On the positive side, the Portfolio saw relative outperformance in the Financials and Healthcare sectors. In Financials, a significant underweight position was beneficial as macroeconomic and regulatory uncertainties continued to plague the sector. In general, the ongoing European sovereign debt crisis, coupled with a still-evolving regulatory paradigm, created numerous concerns for us and, thus, the Portfolio remained broadly on the sidelines. Within Healthcare, strength was notable in the providers & services industry, where a combination of disciplined pricing and muted medical cost trends resulted in rising earnings expectations for managed care organizations—a segment in which the Portfolio was overweight. More broadly, a substantial overweight in Healthcare aided results as the market flocked to the safety of this defensive sector.

As of December 31, 2011, the Portfolio’s largest sector overweights relative to its benchmark included Healthcare, IT and Consumer Discretionary, while the largest underweight sectors were Financials and Utilities. As always, we rely on a disciplined investment process and a belief in the importance of portfolio construction and risk management to strive to deliver consistent outperformance over the long term.

Bob Doll

Senior Portfolio Manager

Daniel Hanson

Peter Stournaras

Associate Portfolio Managers

BlackRock Advisors, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve

1

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary* (continued)

certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Chevron Corp.	2.7
Microsoft Corp.	2.5
Pfizer, Inc.	2.3
Exxon Mobil Corp.	2.3
Philip Morris International, Inc.	2.1
Apple, Inc.	2.0
ConocoPhillips	1.7
Bristol-Myers Squibb Co.	1.5
Amgen, Inc.	1.5
UnitedHealth Group, Inc.	1.4

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	35.6
Technology	19.8
Energy	11.7
Cyclical	8.7
Industrials	8.2
Communications	8.0
Financials	3.7
Basic Materials	3.2
Utilities	0.8
Cash & Cash Equivalents	0.3

2

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

BlackRock Large Cap Core Portfolio managed by

BlackRock Advisors, LLC vs. Russell 1000 Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	10 Year	Since Inception[3]
BlackRock Large Cap Core Portfolio—Class A	0.46%	-2.00%	1.98%	—
Class B	0.18%	—	—	-3.48%
Class E	0.21%	—	—	-3.38%
Russell 1000 Index[1]	1.50%	-0.02%	3.34%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A shares is 3/23/1998. Inception of Class B and Class E shares is 4/30/2007.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.63%	$1,000.00	$903.90	$3.02
Hypothetical*	0.63%	1,000.00	1,022.02	3.21

Class B(a)
Actual	0.88%	$1,000.00	$902.50	$4.22
Hypothetical*	0.88%	1,000.00	1,020.76	4.48

Class E(a)
Actual	0.78%	$1,000.00	$903.30	$3.74
Hypothetical*	0.78%	1,000.00	1,021.27	3.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—99.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.0%
General Dynamics Corp.	186,000	$12,352,260
Lockheed Martin Corp. (a)	160,000	12,944,000
Northrop Grumman Corp. (a)	210,000	12,280,800
Raytheon Co.	80,000	3,870,400

		41,447,460

Airlines—0.3%
Southwest Airlines Co.	340,000	2,910,400

Auto Components—0.6%
Autoliv, Inc. (a)	110,000	5,883,900

Beverages—1.1%
Coca-Cola Enterprises, Inc.	230,000	5,929,400
Dr Pepper Snapple Group, Inc.	140,000	5,527,200

		11,456,600

Biotechnology—3.9%
Amgen, Inc.	240,000	15,410,400
Biogen Idec, Inc.*	108,000	11,885,400
Gilead Sciences, Inc.*	320,000	13,097,600

		40,393,400

Chemicals—2.1%
CF Industries Holdings, Inc.	80,000	11,598,400
LyondellBasell Industries N.V. - Class A	320,000	10,396,800

		21,995,200

Commercial Services & Supplies—0.6%
Iron Mountain, Inc.	210,000	6,468,000

Communications Equipment—1.2%
Motorola Solutions, Inc.	260,000	12,035,400

Computers & Peripherals—6.0%
Apple, Inc.*	51,000	20,655,000
Dell, Inc.*	840,000	12,289,200
QLogic Corp.*	620,000	9,300,000
Seagate Technology plc	580,000	9,512,000
Western Digital Corp.*	340,000	10,523,000

		62,279,200

Construction & Engineering—1.7%
Chicago Bridge & Iron Co. N.V.	200,000	7,560,000
Fluor Corp.	200,000	10,050,000

		17,610,000

Consumer Finance—2.1%
Capital One Financial Corp.	260,000	$10,995,400
Discover Financial Services	470,000	11,280,000

		22,275,400

Diversified Consumer Services—2.2%
Apollo Group, Inc. - Class A*	226,000	12,174,620
ITT Educational Services, Inc.* (a)	140,000	7,964,600
Service Corp. International (a)	250,000	2,662,500

		22,801,720

Diversified Financial Services—1.0%
IntercontinentalExchange, Inc.*	10,000	1,205,500
Moody’s Corp. (a)	150,000	5,052,000
NASDAQ OMX Group, Inc. (The)*	170,000	4,166,700

		10,424,200

Diversified Telecommunication Services—0.4%
AT&T, Inc.	150,000	4,536,000

Electric Utilities—0.2%
Pinnacle West Capital Corp.	40,000	1,927,200

Food & Staples Retailing—2.2%
Kroger Co. (The)	480,000	11,625,600
Safeway, Inc. (a)	560,000	11,782,400

		23,408,000

Food Products—1.1%
ConAgra Foods, Inc.	440,000	11,616,000

Health Care Equipment & Supplies—1.2%
Thoratec Corp.* (a)	70,000	2,349,200
Zimmer Holdings, Inc.*	200,000	10,684,000

		13,033,200

Health Care Providers & Services—8.1%
Aetna, Inc.	280,000	11,813,200
AmerisourceBergen Corp.	298,000	11,082,620
Cardinal Health, Inc.	130,000	5,279,300
CIGNA Corp.	30,000	1,260,000
Coventry Health Care, Inc.*	239,000	7,258,430
Health Management Associates, Inc. - Class A* (a)	1,110,000	8,180,700
Humana, Inc.	70,000	6,132,700
McKesson Corp.	90,000	7,011,900
UnitedHealth Group, Inc.	294,000	14,899,920
WellPoint, Inc.	182,000	12,057,500

		84,976,270

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—0.4%
Tupperware Brands Corp.	70,000	$3,917,900

Household Products—0.5%
Procter & Gamble Co. (The)	77,000	5,136,670

Independent Power Producers & Energy Traders—0.6%
Constellation Energy Group, Inc.	150,000	5,950,500

Industrial Conglomerates—1.6%
General Electric Co.	280,000	5,014,800
Tyco International, Ltd.	260,000	12,144,600

		17,159,400

Insurance—0.9%
Unum Group	462,000	9,734,340

Internet & Catalog Retail—1.0%
Expedia, Inc. (a)	190,000	5,513,800
TripAdvisor, Inc.* (a)	190,000	4,789,900

		10,303,700

Internet Software & Services—0.2%
Google, Inc. - Class A*	3,000	1,937,700

IT Services—2.8%
Alliance Data Systems Corp.* (a)	90,000	9,345,600
International Business Machines Corp.	46,000	8,458,480
Western Union Co.	630,000	11,503,800

		29,307,880

Life Sciences Tools & Services—0.9%
Agilent Technologies, Inc.*	270,000	9,431,100

Media—2.8%
CBS Corp. - Class B	450,000	12,213,000
Interpublic Group of Cos., Inc. (The)	630,000	6,129,900
Time Warner Cable, Inc.	180,000	11,442,600

		29,785,500

Multiline Retail—1.6%
Macy’s, Inc.	364,000	11,713,520
Nordstrom, Inc.	110,000	5,468,100

		17,181,620

Oil, Gas & Consumable Fuels—11.7%
Chevron Corp.	267,000	28,408,800
ConocoPhillips	250,000	18,217,500
Exxon Mobil Corp.	280,000	23,732,800
HollyFrontier Corp.	470,000	10,998,000
Marathon Oil Corp.	451,000	13,200,770

Oil, Gas & Consumable Fuels—(Continued)
Murphy Oil Corp.	90,000	$5,016,600
Tesoro Corp.*	490,000	11,446,400
Valero Energy Corp.	550,000	11,577,500

		122,598,370

Paper & Forest Products—1.1%
International Paper Co.	400,000	11,840,000

Personal Products—1.0%
Herbalife, Ltd.	210,000	10,850,700

Pharmaceuticals—7.7%
Abbott Laboratories	190,000	10,683,700
Bristol-Myers Squibb Co.	460,000	16,210,400
Eli Lilly & Co.	330,000	13,714,800
Forest Laboratories, Inc.*	350,000	10,591,000
Johnson & Johnson	74,000	4,852,920
Pfizer, Inc.	1,120,000	24,236,800

		80,289,620

Semiconductors & Semiconductor Equipment—8.3%
Altera Corp.	110,000	4,081,000
Applied Materials, Inc.	950,000	10,174,500
Avago Technologies, Ltd.	340,000	9,812,400
KLA-Tencor Corp.	230,000	11,097,500
Marvell Technology Group, Ltd.*	740,000	10,249,000
Maxim Integrated Products, Inc.	430,000	11,197,200
NVIDIA Corp.*	710,000	9,840,600
Teradyne, Inc.* (a)	710,000	9,677,300
Xilinx, Inc.	350,000	11,221,000

		87,350,500

Software—6.6%
Activision Blizzard, Inc.	890,000	10,964,800
CA, Inc.	510,000	10,309,650
Cadence Design Systems, Inc.* (a)	260,000	2,704,000
Microsoft Corp.	990,000	25,700,400
Symantec Corp.*	730,000	11,424,500
TIBCO Software, Inc.*	330,000	7,890,300

		68,993,650

Specialty Retail—5.1%
AutoZone, Inc.*	32,000	10,399,040
Bed Bath & Beyond, Inc.*	175,000	10,144,750
Chico’s FAS, Inc. (a)	350,000	3,899,000
GameStop Corp. - Class A* (a)	417,000	10,062,210
Limited Brands, Inc.	263,000	10,612,050
Williams-Sonoma, Inc.	210,000	8,085,000

		53,202,050

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares/Par Amount	Value

Textiles, Apparel & Luxury Goods—1.1%
Coach, Inc.	190,000	$11,597,600

Tobacco—3.3%
Lorillard, Inc.	110,000	12,540,000
Philip Morris International, Inc.	280,000	21,974,400

		34,514,400

Wireless Telecommunication Services—0.6%
MetroPCS Communications, Inc.*	730,000	6,336,400

Total Common Stocks (Cost $985,888,793)		1,044,897,150

Short-Term Investments—7.9%

Mutual Funds—7.6%
State Street Navigator Securities Lending Prime Portfolio (b)	79,471,713	79,471,713

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement, dated 12/30/11 at 0.010% to be repurchased at $3,232,004 on 01/03/12, collateralized by $3,180,000 U.S.Treasury Notes at 1.750% due 01/31/14 with a value of $3,299,250.	$3,232,000	3,232,000

Total Short-Term Investments (Cost $82,703,713)		82,703,713

Total Investments—107.7% (Cost $1,068,592,506#)		1,127,600,863
Other Assets and Liabilities (net)—(7.7)%		(80,524,365)

Net Assets—100.0%		$1,047,076,498

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,077,094,833. The aggregate unrealized appreciation and depreciation of investments were $90,706,063 and $(40,200,033), respectively, resulting in net unrealized appreciation of $50,506,030 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $76,908,160 and the collateral received consisted of cash in the amount of $79,471,713. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,044,897,150	$—	$—	$1,044,897,150
Short-Term Investments
Mutual Funds	79,471,713	—	—	79,471,713
Repurchase Agreement	—	3,232,000	—	3,232,000
Total Short-Term Investments	79,471,713	3,232,000	—	82,703,713
Total Investments	$1,124,368,863	$3,232,000	$—	$1,127,600,863

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$1,124,368,863
Repurchase Agreement	3,232,000
Cash	58
Receivable for shares sold	231,372
Dividends receivable	893,782

Total assets	1,128,726,075

Liabilities
Payables for:
Shares redeemed	1,443,675
Collateral for securities loaned	79,471,713
Accrued Expenses:
Management fees	521,851
Distribution and service fees - Class B	20,701
Distribution and service fees - Class E	12,009
Administration fees	4,564
Custodian and accounting fees	6,650
Deferred trustees’ fees	25,067
Other expenses	143,347

Total liabilities	81,649,577

Net Assets	$1,047,076,498

Net Assets Represented by
Paid in surplus	$1,345,176,799
Accumulated net realized loss	(370,145,111)
Unrealized appreciation on investments	59,008,357
Undistributed net investment income	13,036,453

Net Assets	$1,047,076,498

Net Assets
Class A	$853,295,994
Class B	98,954,777
Class E	94,825,727
Capital Shares Outstanding*
Class A	98,673,326
Class B	11,615,089
Class E	11,041,908
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.65
Class B	8.52
Class E	8.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,065,360,506.
(b)	Includes securities loaned at value of $76,908,160.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$20,244,201
Interest (b)	229,621

Total investment income	20,473,822

Expenses
Management fees	6,603,006
Administration fees	57,387
Custodian and accounting fees	85,276
Distribution and service fees - Class B	231,525
Distribution and service fees - Class E	154,923
Audit and tax services	33,061
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	255,282
Insurance	4,155
Miscellaneous	15,820

Total expenses	7,509,145
Less management fee waiver	(88,706)

Net expenses	7,420,439

Net investment income	13,053,383

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	89,746,779

Net change in unrealized depreciation on investments	(96,765,362)

Net realized and unrealized loss on investments	(7,018,583)

Net Increase in Net Assets from Operations	$6,034,800

(a)	Net of foreign withholding taxes of $234,000.
(b)	Includes net income on securities loaned of $229,437.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$13,053,383	$12,546,205
Net realized gain on investments	89,746,779	79,975,876
Net change in unrealized appreciation (depreciation) on investments	(96,765,362)	35,437,565

Net increase in net assets resulting from operations	6,034,800	127,959,646

Distributions to Shareholders
From net investment income
Class A	(10,408,699)	(12,053,700)
Class B	(835,668)	(713,285)
Class E	(1,028,712)	(1,220,015)

Net decrease in net assets resulting from distributions	(12,273,079)	(13,987,000)

Net decrease in net assets from capital share transactions	(70,601,073)	(71,950,559)

Net Increase (Decrease) in Net Assets	(76,839,352)	42,022,087
Net assets at beginning of period	1,123,915,850	1,081,893,763

Net assets at end of period	$1,047,076,498	$1,123,915,850

Undistributed net investment income at end of period	$13,036,453	$12,538,050

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	1,257,970	$10,929,454	967,743	$7,604,914
Reinvestments	1,085,370	10,408,699	1,429,858	12,053,700
Redemptions	(11,584,575)	(103,419,700)	(12,566,712)	(99,229,090)

Net decrease	(9,241,235)	$(82,081,547)	(10,169,111)	$(79,570,476)

Class B
Sales	4,637,743	$41,046,965	3,169,064	$24,637,990
Reinvestments	88,337	835,668	85,628	713,285
Redemptions	(2,345,942)	(20,499,457)	(1,348,415)	(10,485,056)

Net increase	2,380,138	$21,383,176	1,906,277	$14,866,219

Class E
Sales	1,947,185	$17,452,087	1,754,461	$13,820,162
Reinvestments	107,945	1,028,712	145,413	1,220,015
Redemptions	(3,185,184)	(28,383,501)	(2,830,210)	(22,286,479)

Net decrease	(1,130,054)	$(9,902,702)	(930,336)	$(7,246,302)

Decrease derived from capital shares transactions		$(70,601,073)		$(71,950,559)

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$8.70	$7.82	$6.67	$11.14	$11.20

Income (Loss) from Investment Operations
Net investment income(a)	0.11	0.10	0.09	0.11	0.09
Net realized and unrealized gain (loss) on investments	(0.06)	0.89	1.17	(4.10)	0.63

Total from investment operations	0.05	0.99	1.26	(3.99)	0.72

Less Distributions
Distributions from net investment income	(0.10)	(0.11)	(0.11)	(0.06)	(0.08)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.42)	(0.70)

Total distributions	(0.10)	(0.11)	(0.11)	(0.48)	(0.78)

Net Asset Value, End of Period	$8.65	$8.70	$7.82	$6.67	$11.14

Total Return (%)	0.46	12.64	19.34	(37.17)	6.55

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.64	0.64	0.65	0.62	0.65 (c)
Ratio of net expenses to average net assets (%)(d)	0.63	0.64	0.65	0.62	0.64
Ratio of net investment income to average net assets (%)	1.20	1.21	1.39	1.20	0.83
Portfolio turnover rate (%)	97.5	132.5	130.4	102.8	87.3
Net assets, end of period (in millions)	$853.3	$939.4	$923.5	$1,041.2	$1,716.0

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$8.58	$7.72	$6.58	$11.01	$10.91

Income (Loss) from Investment Operations
Net investment income(a)	0.09	0.08	0.07	0.08	0.04
Net realized and unrealized gain (loss) on investments	(0.07)	0.87	1.16	(4.04)	0.06

Total from investment operations	0.02	0.95	1.23	(3.96)	0.10

Less Distributions
Distributions from net investment income	(0.08)	(0.09)	(0.09)	(0.05)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.42)	0.00

Total distributions	(0.08)	(0.09)	(0.09)	(0.47)	0.00

Net Asset Value, End of Period	$8.52	$8.58	$7.72	$6.58	$11.01

Total Return (%)	0.18	12.36	19.10	(37.36)	0.92

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.89	0.89	0.90	0.87	0.89	*(c)
Ratio of net expenses to average net assets (%)(d)	0.88	0.89	0.90	0.87	0.89	*
Ratio of net investment income to average net assets (%)	0.99	0.98	1.11	0.96	0.58	*
Portfolio turnover rate (%)	97.5	132.5	130.4	102.8	87.3
Net assets, end of period (in millions)	$99.0	$79.3	$56.6	$33.5	$47.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$8.65	$7.77	$6.62	$11.07	$10.96

Income (Loss) from Investment Operations
Net investment income(a)	0.09	0.08	0.08	0.09	0.05
Net realized and unrealized gain (loss) on investments	(0.06)	0.89	1.16	(4.07)	0.06

Total from investment operations	0.03	0.97	1.24	(3.98)	0.11

Less Distributions
Distributions from net investment income	(0.09)	(0.09)	(0.09)	(0.05)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.42)	0.00

Total distributions	(0.09)	(0.09)	(0.09)	(0.47)	0.00

Net Asset Value, End of Period	$8.59	$8.65	$7.77	$6.62	$11.07

Total Return (%)	0.21	12.58	19.20	(37.30)	1.00

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	0.79	0.80	0.77	0.79	*(c)
Ratio of net expenses to average net assets (%)(d)	0.78	0.79	0.80	0.77	0.79	*
Ratio of net investment income to average net assets (%)	1.04	1.06	1.23	1.04	0.69	*
Portfolio turnover rate (%)	97.5	132.5	130.4	102.8	87.3
Net assets, end of period (in millions)	$94.8	$105.2	$101.8	$96.6	$179.6

*	Annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/30/2007.
(c)	Excludes effect of deferred expense reimbursement. See Note 3 of the Notes to Financial Statements.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Advisor, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is BlackRock Large Cap Core Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B, and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

14

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with BlackRock Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$6,603,006	0.625%	First $250 Million

	0.600%	$250 Million to $500 Million

	0.575%	$500 Million to $1 Billion

	0.550%	$1 Billion to $2 Billion

	0.500%	Over $2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

15

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Management Fee Waiver - Effective May 1, 2011, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $500 million but less than $2 billion. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 24, 2011, to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of: 0.550% of the Portfolio’s average daily net assets in excess of $500 million up to $1 billion and 0.525% of the Portfolio’s average daily net assets in excess of $1 billion up to $2 billion. This arrangement was voluntary for the period from May 1, 2011 through May 23, 2011. Amounts waived for the year ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,097,214,230	$—	$1,169,241,937

The Portfolio engaged in security transactions with other accounts managed by BlackRock Advisors, LLC that amounted to $15,321,600 in Sales of investments which is included above.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions.

16

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Market, Credit and Counterparty Risk - continued

The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$12,273,079	$13,987,000	$—	$—	$12,273,079	$13,987,000

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$13,061,520	$—	$50,506,029	$(361,642,783)	$(298,075,234)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$154,525,176	$207,117,607	$361,642,783

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of

17

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Recent Accounting Pronouncements - continued

related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

18

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Large Cap Core Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of BlackRock Large Cap Core Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Large Cap Core Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the BlackRock Large Cap Core Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

23

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the BlackRock Large Cap Core Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and five- year periods ended June 30, 2011, and underperformed the median of its Performance Universe for the three- year period ended June 30, 2011. The Board also considered that the Portfolio outperformed its Lipper Index for the one- year period ended June 30, 2011 and underperformed its Lipper Index for the three- and five- year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one-, three- and five-year periods ended September 30, 2011. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of recent market conditions on the Sub-Adviser’s investment style, and the Sub-Adviser’s strong long-term performance. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report

24

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the BlackRock Large Cap Core Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Fund’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the

25

MET INVESTORS SERIES TRUST

BlackRock Large Cap Core Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the BlackRock Large Cap Core Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees were above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Clarion Global Real Estate Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned -5.28%, -5.59%, and -5.41%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned -5.82%.

Market Environment/Conditions

The global property indices were generally in-line with the global stock indices in 2011, but in jurisdictions where real estate investment trusts (REITs) dominated, property stocks outperformed local equities. In an unsettled economic and stock market environment, the earnings visibility and attractive dividends of REITs found favor with investors. Risk aversion by investors re-emerged during the second half of the year in particular as equities generally produced negative returns worldwide. Real estate cash flows proved to be relatively resilient in this uncertain macro-economic environment given the duration of lease terms and gradually improving fundamentals.

Share price performance for real estate stocks across regions varied significantly in 2011. The property stocks in North America were the best absolute performers for the year, in both the U.S. and Canada, up a little more than 8% for the year. Performance in the other major regions trailed by a wide margin, with Europe down 12.3% and the Asia-Pacific region down 19.6%. Australia was the relative star within the Asia-Pacific region, with negative total return of 2.0% versus sharp declines elsewhere. The U.S. dollar (USD) weakened materially during the first half of the year, only to reverse direction during the second half as investors sought safety and increasingly viewed the USD as a favorable alternative to other major currencies. Currency exchange rates by December 31 showed a modest net change versus a year prior, with the USD generally strengthening slightly relative to other major currencies. The exception was the Japanese yen, against which the USD weakened by slightly more than 5% for the year.

Portfolio Review/Year-End Positioning

Relative performance benefited from favorable asset allocation and stock selection during the year. Asset allocation added value over the course of the year as we applied some “lessons learned” from last year, including a more measured view of macro-economic risks. Asset allocation was particularly effective via an underweight to the underperforming European region plus favorable geographic allocation in the Asia-Pacific region, where an underweight to the underperforming Hong Kong property companies added value. Additionally, we did a good job of stock picking, which remains a core strength of our investment team. In the U.S., overweight positions in the mall, apartment, and central business district office companies added to relative performance. In the Asia-Pacific region, positioning in Hong Kong, which emphasized landlord-oriented business models over those more dependent on residential development activities, added value during the year. In Europe, stock selection was a modest drag as underperformance in France more than offset modest relative outperformance elsewhere on the Continent.

With respect to portfolio positioning, we continued emphasizing companies that generate the majority of their income via stable, landlord-oriented cash flows in geographies and property types with favorable supply/demand dynamics. Regions and companies with above-average dividend yields and companies that are likely to increase dividend payouts remain important considerations in portfolio stock selection. Geographically, we remained sharply underweight the Eurozone and were more favorably inclined to the Americas and Asia-Pacific regions. By property type, in the U.S. we remained overweight most notably the mall and apartment sectors and remained underweight the office and shopping center sectors. Within the office sector, we were favorably inclined to companies with central business district exposure in Manhattan and other cities which are cyclically ahead of the pack. These gateway cities tend to be located on the Eastern and Western seaboards.

In Europe, we had a bias to the dominant Western European retail companies ex the U.K., and a preference for office companies in London that focus on the supply-constrained West End submarket. In Asia, we were positively predisposed to the retail sector, which is generally more stable than other major asset classes, such as the office sector. We remained cautious toward Asian residential markets in which governments maintain a “cooling” bias and/or supply is an issue, such as Singapore and China; however, we became more positive on markets where supply was constrained, government tightening measures were subsiding, and valuations were compelling, such as Hong Kong. In Australia, where we had been overweight for two years running, we emphasized the commercial sectors and were cautious on residential.

T. Ritson Ferguson, Co-Chief Investment Officer

Steven D. Burton, Co-Chief Investment Officer

Joseph P. Smith, Co-Chief Investment Officer

Portfolio Managers

CBRE Clarion Securities, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future

1

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary* (continued)

Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Simon Property Group, Inc. (REIT)	6.0
Sun Hung Kai Properties, Ltd.	4.0
AvalonBay Communities, Inc. (REIT)	2.9
Equity Residential (REIT)	2.9
Westfield Group (REIT)	2.8
Boston Properties, Inc. (REIT)	2.8
Prologis, Inc. (REIT)	2.6
Mitsubishi Estate Co., Ltd.	2.5
Vornado Realty Trust (REIT)	2.5
Mitsui Fudosan Co., Ltd.	2.4

Top Countries

% of Market Value of Total Investments
United States	49.5
Hong Kong	12.4
Australia	9.9
Japan	8.5
Canada	4.8
United Kingdom	4.5
France	3.8
Singapore	3.8
Switzerland	0.7
Others	2.1

2

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Clarion Global Real Estate Portfolio managed by

CBRE Clarion Securities LLC vs. FTSE EPRA/NAREIT Developed Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	Since Inception[3]
Clarion Global Real Estate Portfolio—Class A	-5.28%	-5.82%	5.49%
Class B	-5.59%	-6.04%	5.23%
Class E	-5.41%	-5.94%	5.34%
FTSE EPRA/NAREIT Developed Index[1]	-5.82%	-5.28%	7.24%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITS worldwide.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class A, B and E shares is 5/1/2004. Index returns are based on an inception date of 5/1/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.68%	$1,000.00	$886.80	$3.23
Hypothetical*	0.68%	1,000.00	1,021.77	3.47

Class B
Actual	0.93%	$1,000.00	$886.30	$4.42
Hypothetical*	0.93%	1,000.00	1,020.51	4.74

Class E
Actual	0.83%	$1,000.00	$886.70	$3.95
Hypothetical*	0.83%	1,000.00	1,021.02	4.23

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—97.9% of Net Assets

Security Description	Shares	Value

Australia—9.9%
Dexus Property Group (REIT) (a)	14,488,012	$12,329,712
Goodman Group (REIT)	24,881,614	14,512,749
GPT Group (REIT)	4,587,320	14,423,278
Investa Office Fund (REIT)	13,592,300	8,351,238
Mirvac Group (REIT) (a)	7,015,497	8,481,553
Stockland (REIT) (a)	6,456,436	21,084,051
Westfield Group (REIT)	4,986,550	39,934,736
Westfield Retail Trust (REIT) (a)	8,298,815	21,156,300

		140,273,617

Brazil—0.5%
BR Malls Participacoes S.A.	372,600	3,619,629
Sonae Sierra Brasil S.A.	216,000	2,779,252

		6,398,881

Canada—4.8%
Brookfield Office Properties, Inc.	1,129,100	17,659,124
Calloway Real Estate Investment Trust (REIT)	388,700	10,233,072
Canadian Real Estate Investment Trust (REIT)	92,000	3,202,832
Cominar Real Estate Investment Trust (REIT)	202,000	4,376,319
H&R Real Estate Investment Trust (REIT)	254,300	5,817,001
Primaris Retail Real Estate Investment Trust (REIT)	146,500	2,969,332
RioCan Real Estate Investment Trust (REIT)	895,100	23,265,470

		67,523,150

Cayman Islands—0.3%
China Resources Land, Ltd. (a)	2,968,000	4,768,726

France—3.8%
ICADE (REIT) (a)	87,430	6,884,040
Klepierre (REIT)	109,480	3,117,308
Mercialys (REIT)	188,570	6,088,186
Societe Immobiliere de Location pour l’Industrie et le Commerce (REIT)	47,400	4,605,101
Unibail-Rodamco (REIT)	187,610	33,652,719

		54,347,354

Germany—0.5%
GSW Immobilien AG*	266,780	7,739,392

Hong Kong—12.4%
Cheung Kong Holdings, Ltd.	653,900	$7,760,313
China Overseas Land & Investment, Ltd. (a)	7,857,000	13,173,576
Great Eagle Holdings, Ltd.	1,005,600	1,971,600
Hang Lung Properties, Ltd.	4,910,077	13,959,351
Hongkong Land Holdings, Ltd.	3,233,345	14,637,152
Kerry Properties, Ltd.	2,308,600	7,631,012
Link REIT (The) (REIT)	6,668,000	24,568,061
Longfor Properties (a)	8,405,000	9,518,972
Sino Land Co., Ltd. (a)	6,431,199	9,150,636
Soho China, Ltd. (a)	5,523,900	3,689,967
Sun Hung Kai Properties, Ltd.	4,576,700	57,122,882
Wharf Holdings, Ltd. (The)	2,684,080	12,143,905

		175,327,427

Japan—8.4%
Advance Residence Investment (REIT)	1,527	2,946,966
Frontier Real Estate Investment Corp. (REIT) (a)	792	6,418,388
Japan Real Estate Investment Corp. (REIT) (a)	1,215	9,465,959
Japan Retail Fund Investment Corp. (REIT) (a)	4,099	6,070,585
Kenedix Realty Investment Corp. (REIT) (a)	1,186	3,448,356
Mitsubishi Estate Co., Ltd.	2,350,910	35,066,322
Mitsui Fudosan Co., Ltd.	2,371,574	34,506,134
Nippon Accommodations Fund, Inc. (REIT)	522	3,511,327
Nippon Building Fund, Inc. (REIT) (a)	861	7,043,495
Nomura Real Estate Holdings, Inc.	415,000	6,168,079
Tokyo Tatemono Co., Ltd.*	306,000	924,552
United Urban Investment Corp. (REIT)	3,472	3,934,885

		119,505,048

Netherlands—0.3%
Corio N.V. (REIT)	96,630	4,193,006

Singapore—3.8%
Ascendas Real Estate Investment Trust (REIT)	2,145,000	3,032,810
CapitaCommercial Trust (REIT) (a)	12,475,000	10,145,916
CapitaLand, Ltd.	9,538,700	16,234,479

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
CapitaMall Trust (REIT) (a)	7,838,823	$10,274,088
Global Logistic Properties, Ltd.*	10,093,500	13,648,838

		53,336,131

Sweden—0.5%
Castellum A.B.	327,310	4,050,277
Hufvudstaden A.B.—A Shares	254,120	2,587,648

		6,637,925

Switzerland—0.7%
PSP Swiss Property AG*	31,100	2,602,466
Swiss Prime Site AG*	102,010	7,673,026

		10,275,492

United Kingdom—4.5%
British Land Co. plc (REIT)	2,004,087	14,335,265
Derwent London plc (REIT)	466,240	11,265,526
Great Portland Estates plc (REIT)	1,375,810	6,882,421
Hammerson plc (REIT)	2,579,869	14,365,411
Land Securities Group plc (REIT)	1,049,403	10,321,155
Safestore Holdings plc	2,288,900	3,547,177
Segro plc (REIT)	934,705	3,024,114

		63,741,069

United States—47.5%
AvalonBay Communities, Inc. (REIT)	317,448	41,458,709
Boston Properties, Inc. (REIT) (a)	400,700	39,909,720
BRE Properties, Inc. (REIT)	356,346	17,988,346
DDR Corp. (REIT)	1,100,800	13,396,736
Equity Residential (REIT)	709,400	40,457,082
Essex Property Trust, Inc. (REIT) (a)	137,400	19,306,074
Federal Realty Investment Trust (REIT)	195,934	17,781,011
General Growth Properties, Inc. (REIT)	1,581,432	23,753,109
HCP, Inc. (REIT)	670,700	27,787,101
Health Care REIT, Inc. (REIT)	498,400	27,177,752
Highwoods Properties, Inc. (REIT) (a)	138,378	4,105,675
Host Hotels & Resorts, Inc. (REIT) (a)	2,018,971	29,820,202
Kimco Realty Corp. (REIT)	575,000	9,338,000
Liberty Property Trust (REIT) (a)	591,800	18,274,784
Macerich Co. (The) (REIT)	553,788	28,021,673

United States—(Continued)
Pebblebrook Hotel Trust (REIT) (a)	295,900	$5,675,362
Peoples Choice Financial Corp. (144A)* (b)	60,000	0
Post Properties, Inc. (REIT)	213,800	9,347,336
Prologis, Inc. (REIT)	1,286,668	36,785,838
Public Storage (REIT)	244,200	32,835,132
Simon Property Group, Inc. (REIT)	660,043	85,105,944
SL Green Realty Corp. (REIT)	357,160	23,801,142
Starwood Hotels & Resorts Worldwide, Inc. (a)	261,100	12,524,967
Tanger Factory Outlet Centers, Inc. (REIT) (a)	287,530	8,430,380
Taubman Centers, Inc. (REIT)	246,813	15,327,087
UDR, Inc. (REIT)	870,075	21,838,883
Ventas, Inc. (REIT)	515,079	28,396,305
Vornado Realty Trust (REIT)	455,769	35,030,405

		673,674,755

Total Common Stocks (Cost $1,295,265,236)		1,387,741,973

Short-Term Investments—11.4%

Mutual Funds—9.7%
State Street Navigator Securities Lending Prime Portfolio (c)	137,414,637	137,414,637

Repurchase Agreement—1.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $24,846,028 on 01/03/12, collateralized by $25,375,000 Federal Home Loan Mortgage Corp. at 0.625% due 12/23/13 with a value of $25,343,281.	$24,846,000	24,846,000

Total Short-Term Investments (Cost $162,260,637)		162,260,637

Total Investments—109.3% (Cost $1,457,525,873#)		1,550,002,610
Other assets and liabilities (net)—(9.3)%		(132,037,800)

Net Assets—100.0%		$1,417,964,810

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2011

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,524,965,992. The aggregate unrealized appreciation and depreciation of investments were $110,568,802 and $(85,532,184), respectively, resulting in net unrealized appreciation of $25,036,618 for federal income tax purpose.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $132,074,101 and the collateral received consisted of cash in the amount of $137,414,637 and non-cash collateral with a value of $239,739. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and is held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $0, which is 0.0% of net assets.
(REIT)—	A Real Estate Investment Trust is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interest.

Ten Largest Industries as of December 31, 2011 (Unaudited)
% of Net Assets
Real Estate Investment Trusts (REIT)	31.4
Diversified	16.3
Real Estate	12.3
Regional Malls	8.6
Operating & Development	6.2
Apartments	6.0
Health Care Providers & Services	5.9
Office	5.1
Lodging	3.0
Commercial Services	1.7

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$140,273,617	$—	$140,273,617
Brazil	6,398,881	—	—	6,398,881
Canada	67,523,150	—	—	67,523,150
Cayman Islands	—	4,768,726	—	4,768,726
France	—	54,347,354	—	54,347,354
Germany	—	7,739,392	—	7,739,392
Hong Kong	—	175,327,427	—	175,327,427
Japan	—	119,505,048	—	119,505,048
Netherlands	—	4,193,006	—	4,193,006
Singapore	—	53,336,131	—	53,336,131
Sweden	—	6,637,925	—	6,637,925
Switzerland	—	10,275,492	—	10,275,492
United Kingdom	—	63,741,069	—	63,741,069
United States	673,674,755	—	—	673,674,755
Total Common Stocks	747,596,786	640,145,187	—	1,387,741,973
Short-Term Investments
Mutual Funds	137,414,637	—	—	137,414,637
Repurchase Agreement	—	24,846,000	—	24,846,000
Total Short-Term Investments	137,414,637	24,846,000	—	162,260,637
Total Investments	$885,011,423	$664,991,187	$—	$1,550,002,610

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$1,525,156,610
Repurchase Agreement	24,846,000
Cash	133,751
Cash denominated in foreign currencies (c)	47,173
Receivable for investments sold	6,434,507
Receivable for shares sold	307,450
Dividends receivable	6,072,307
Interest receivable	14

Total assets	1,562,997,812

Liabilities
Payables for:
Investments purchased	6,147,506
Shares redeemed	431,774
Collateral for securities loaned	137,414,637
Accrued Expenses:
Management fees	728,584
Distribution and service fees - Class B	93,565
Distribution and service fees - Class E	4,488
Administration fees	5,845
Custodian and accounting fees	50,045
Deferred trustees’ fees	25,067
Other expenses	131,491

Total liabilities	145,033,002

Net Assets	$1,417,964,810

Net Assets Represented by
Paid in surplus	$1,868,014,980
Accumulated net realized loss	(545,470,155)
Unrealized appreciation on investments and foreign currency transactions	92,491,938
Undistributed net investment income	2,928,047

Net Assets	$1,417,964,810

Net Assets
Class A	$939,002,365
Class B	443,625,528
Class E	35,336,917
Capital Shares Outstanding*
Class A	100,779,300
Class B	47,821,481
Class E	3,797,558
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.32
Class B	9.28
Class E	9.31

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,432,679,873.
(b)	Includes securities loaned at value of $132,074,101.
(c)	Identified cost of cash denominated in foreign currencies was $47,065.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$43,091,566
Interest (b)	659,935

Total investment income	43,751,501

Expenses
Management fees	8,828,978
Administration fees	73,030
Custodian and accounting fees	578,725
Distribution and service fees - Class B	1,176,575
Distribution and service fees - Class E	59,654
Audit and tax services	45,472
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	164,799
Insurance	5,785
Miscellaneous	16,929

Total expenses	11,018,657
Less broker commission recapture	(72,762)

Net expenses	10,945,895

Net investment income	32,805,606

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments (c)	50,409,458
Foreign currency transactions	(189,089)

Net realized gain on investments and foreign currency transactions	50,220,369

Net change in unrealized depreciation from:
Investments	(170,442,431)
Foreign currency transactions	(19,177)

Net change in unrealized depreciation on investments and foreign currency transactions	(170,461,608)

Net realized and unrealized loss on investments and foreign currency transactions	(120,241,239)

Net Decrease in Net Assets from Operations	$(87,435,633)

(a)	Net of foreign withholding taxes of $2,347,961.
(b)	Includes net income on securities loaned of $656,429.
(c)	Net of foreign taxes of $134,682.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$32,805,606	$33,430,189
Net realized gain (loss) on investments and foreign currency transactions	50,220,369	(14,947,396)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(170,461,608)	173,588,201

Net increase (decrease) in net assets resulting from operations	(87,435,633)	192,070,994

Distributions to Shareholders
From net investment income
Class A	(35,178,897)	(64,405,877)
Class B	(18,116,954)	(32,700,835)
Class E	(1,572,967)	(3,244,095)

Net decrease in net assets resulting from distributions	(54,868,818)	(100,350,807)

Net increase in net assets from capital share transactions	197,511,452	115,267,599

Net Increase in Net Assets	55,207,001	206,987,786
Net assets at beginning of period	1,362,757,809	1,155,770,023

Net assets at end of period	$1,417,964,810	$1,362,757,809

Undistributed net investment income at end of period	$2,928,047	$6,651,694

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	21,268,239	$217,664,125	10,747,234	$100,028,325
Reinvestments	3,412,114	35,178,897	7,000,639	64,405,877
Redemptions	(7,897,554)	(78,693,005)	(9,676,184)	(90,756,921)

Net increase	16,782,799	$174,150,017	8,071,689	$73,677,281

Class B
Sales	6,926,418	$69,053,269	6,914,873	$64,973,323
Reinvestments	1,762,350	18,116,954	3,562,183	32,700,835
Redemptions	(6,110,102)	(60,919,402)	(5,935,730)	(55,159,730)

Net increase	2,578,666	$26,250,821	4,541,326	$42,514,428

Class E
Sales	267,897	$2,643,229	294,653	$2,833,161
Reinvestments	152,715	1,572,967	352,619	3,244,095
Redemptions	(718,041)	(7,105,582)	(748,401)	(7,001,366)

Net decrease	(297,429)	$(2,889,386)	(101,129)	$(924,110)

Increase derived from capital shares transactions		$197,511,452		$115,267,599

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.23	$9.58	$7.40	$14.08	$18.13

Income (Loss) from Investment Operations
Net investment income(a)	0.23	0.27	0.24	0.32	0.22
Net realized and unrealized gain (loss) on investments	(0.73)	1.20	2.21	(5.53)	(2.59)

Total from investment operations	(0.50)	1.47	2.45	(5.21)	(2.37)

Less Distributions
Distributions from net investment income	(0.41)	(0.82)	(0.27)	(0.25)	(0.19)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.22)	(1.49)

Total distributions	(0.41)	(0.82)	(0.27)	(1.47)	(1.68)

Net Asset Value, End of Period	$9.32	$10.23	$9.58	$7.40	$14.08

Total Return (%)	(5.28)	16.28	35.12	(41.56)	(14.79)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.67	0.69	0.73	0.67	0.62
Ratio of net expenses to average net assets (%)(b)	0.67	0.69	0.73	0.69	0.65
Ratio of net investment income to average net assets (%)	2.35	2.86	3.16	2.91	1.35
Portfolio turnover rate (%)	30.7	54.5	66.0	146.2	110.0
Net assets, end of period (in millions)	$939.0	$859.6	$727.0	$534.1	$711.9

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.20	$9.55	$7.37	$14.01	$18.06

Income (Loss) from Investment Operations
Net investment income(a)	0.21	0.24	0.22	0.29	0.21
Net realized and unrealized gain (loss) on investments	(0.74)	1.21	2.21	(5.50)	(2.62)

Total from investment operations	(0.53)	1.45	2.43	(5.21)	(2.41)

Less Distributions
Distributions from net investment income	(0.39)	(0.80)	(0.25)	(0.21)	(0.15)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.22)	(1.49)

Total distributions	(0.39)	(0.80)	(0.25)	(1.43)	(1.64)

Net Asset Value, End of Period	$9.28	$10.20	$9.55	$7.37	$14.01

Total Return (%)	(5.59)	16.10	34.74	(41.67)	(15.01)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	0.94	0.98	0.93	0.90
Ratio of net expenses to average net assets (%)(b)	0.92	0.94	0.98	0.92	0.87
Ratio of net investment income to average net assets (%)	2.09	2.60	2.90	2.57	1.30
Portfolio turnover rate (%)	30.7	54.5	66.0	146.2	110.0
Net assets, end of period (in millions)	$443.6	$461.3	$388.6	$279.2	$484.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.22	$9.57	$7.38	$14.04	$18.08

Income (Loss) from Investment Operations
Net investment income(a)	0.22	0.25	0.23	0.29	0.26
Net realized and unrealized gain (loss) on investments	(0.74)	1.21	2.22	(5.51)	(2.64)

Total from investment operations	(0.52)	1.46	2.45	(5.22)	(2.38)

Less Distributions
Distributions from net investment income	(0.39)	(0.81)	(0.26)	(0.22)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.22)	(1.49)

Total distributions	(0.39)	(0.81)	(0.26)	(1.44)	(1.66)

Net Asset Value, End of Period	$9.31	$10.22	$9.57	$7.38	$14.04

Total Return (%)	(5.41)	16.14	34.96	(41.68)	(14.86)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.82	0.84	0.88	0.83	0.80
Ratio of net expenses to average net assets (%)(b)	0.82	0.84	0.88	0.81	0.76
Ratio of net investment income to average net assets (%)	2.17	2.68	3.02	2.62	1.54
Portfolio turnover rate (%)	30.7	54.5	66.0	146.2	110.0
Net assets, end of period (in millions)	$35.3	$41.9	$40.1	$34.7	$72.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, forward transactions, passive foreign investment companies (PFICs), Real Estate Investment Trusts (REITs), deferred trustees’ compensation, capital loss carryforwards, broker commission recapture, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

14

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments.

If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with CBRE Clarion Securities LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

15

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$8,828,978	0.70%	First $200 Million

	0.65%	$200 Million to $750 Million

	0.55%	Over $750 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$626,784,671	$—	$441,949,659

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio

16

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Market, Credit and Counterparty Risk - continued

may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$54,868,818	$100,350,807	$—	$—	$54,868,818	$100,350,807

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$34,707,247	$—	$25,107,393	$(509,839,743)	$(450,025,103)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated capital losses were $0 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total

$190,809,855	$231,334,681	$87,695,207	$509,839,743

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable

17

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Recent Accounting Pronouncements - continued

inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

18

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of the Clarion Global Real Estate Portfolio and Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Clarion Global Real Estate Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Clarion Global Real Estate Portfolio of the Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Clarion Global Real Estate Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

23

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Clarion Global Real Estate Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one- year period ended June 30, 2011, and underperformed the median of its Performance Universe and its Lipper Index for the three- and five- year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-, three- and five- year periods ended September 30, 2011. The Board took into account that the Portfolio’s previous Sub-Adviser was replaced on April 28, 2008. The Board also took into account management’s discussion of the Portfolio’s performance, including the Portfolio’s improved performance over the one- year period. The Board also took into account the peer group used for comparative purposes. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report

24

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Clarion Global Real Estate Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules

25

MET INVESTORS SERIES TRUST

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Clarion Global Real Estate Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Dreman Small Cap Value Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Managed by Dreman Value Management, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Dreman Small Cap Value Portfolio returned -10.12% and -10.36%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned -5.50%.

Market Environment / Conditions

It was another roller coaster of a ride for equity investors in 2011. The first half of the year started out strong with equities continuing the 2010 rally. European debt concerns coupled with high U.S. unemployment, however, caused a mid-summer decline in equities. Stocks sold off through the summer as investors feared a double dip in the U.S. coupled with continued concern over Europe’s sovereign debt. The market ultimately hit the low for the year in October with valuations and investor sentiment washed out. The valuation-driven fourth quarter rally in U.S. equities was led by the Industrials and Consumer Discretionary sectors, trumping Utilities and Consumer Staples, the safe havens of the third quarter. For the year, growth trumped value and large caps outpaced small caps as measured by the Russell Indexes.

Portfolio Review / Year-End Positioning

For 2011 the Portfolio trailed the benchmark as our stock selection detracted from performance. At the sector level the Portfolio lagged in Consumer Staples, Financials, Industrials, and Health Care. Energy, Information Technology, and Utilities were the Portfolio’s strongest sectors.

The Portfolio struggled in Consumer Staples with Central European Distributors as a notable detractor. The company, a manufacturer and distributor of distilled spirits in Poland and Russia, fell 75% during the year, due to a production problem, increased marketing costs, and a weakening European economy. We decided to sell the position during the third quarter of 2011 given the political turmoil in Europe and the financing impact that this would potentially have on the company’s leveraged balance sheet. While this was a difficult decision to make we believed that the market was providing us with better opportunities with companies trading at similar valuations, but with better balance sheets and earnings prospects. Chiquita Brands International was also weak during the year due to softer revenues from its European operations, which is approximately 17% of its revenue. We sold the stock as we became concerned over its elevated valuation compared to its peers and itself historically. Offsetting some of this volatility was Corn Products, a manufacturer and supplier of high fructose corn syrup, up 16% for the year. The company continues to see volume improvements and has effectively implemented price increases with the rise in raw material (corn) costs.

The Financials sector was a challenge for the Portfolio in 2011. Concerns over the European debt crisis and slow economic growth in the U.S. pushed several of our bank stocks lower in 2011, including: BancorpSouth, down 30%; Associated Bancorp, down 26%; FirstMerit, down 10%; and Wintrust, down 14%. These moves, in our opinion, were unwarranted. These banks have taken several steps to improve their balance sheets and loan portfolios, have either repaid Troubled Asset Relief Program (TARP) funds or never applied to receive TARP, and have valuations that are at or near multi-year lows. In addition, the operating environment is beginning to improve as consumers have started to deleverage. The third quarter of 2011 showed positive loan growth for the first time since 2008, led by commercial and industrial loans. Finally, many banks have excess capital and are looking to put the capital to use either through increased dividends, share buybacks, and/or loan growth. These favorable trends led us to increase our bank exposure significantly throughout the year, especially in the third quarter when the market created what we believed to be an excellent entry point. We started the year with just a 3% position in commercial banks versus the Russell 2000 Value Index weight of 11% and ended the year at 10% versus 11% for the benchmark. In the REIT space, Pennsylvania Real Estate fell 24% in 2011 as investors grew concerned over the impact a slowing economy would have on occupancy rates and rent at strip malls. We continued to hold the stock as it offered an attractive 7.7% yield and traded at 0.7x tangible book value. Hospitability Properties Trust, a hotel REIT posted a 7% gain for the year as its 8% dividend yield and better than expected revenue per available room (RevPAR) provided valuation support for the stock. We finished the year with a 25.7% weight in Financials versus the benchmark weight of 36.8%.

Stock selection in the Health Care sector also detracted from the Portfolio for the year. Amedisys Inc., a home hospice service provider, was down 67% for the year over concerns of the continuing SEC investigation into the company’s Medicare reimbursement process. We decided to sell our position as this situation remained opaque. In addition, the new reimbursement requirements caused fundamental issues with the company’s ability to raise new business as revenue growth unexpectedly slowed in the fourth quarter. Alere Corp, a manufacturer of rapid diagnostics tests, was down 36% in 2011 as it missed earnings expectations in the first half of the year due to margin pressures. Offsetting some of this was Health Spring, the Portfolio’s largest gainer for the year, up 105%. The managed care operator was acquired by Cigna in October for a 37% premium. We ended the year with a slight overweight in the Health Care sector.

The Portfolio’s best performing sector from an absolute basis was Utilities, which posted an average return of 19% for the year. The steady dividends provided a hiding place for investors during the market sell-off. All of our holdings in this sector advanced during 2011 including: Vectren Corp., up 25%; Portland General Electric, up 21%; and NV Energy, up 20%. Throughout the year we sold into strength and redeployed the cash into other areas in the Portfolio as opportunities presented themselves including Financials, Information Technology, and Industrials.

Information Technology was also a strong sector for the Portfolio in 2011. CACI International, which provides IT solutions for defense, intelligence, and homeland security, was up 5% for the year on better than expected earnings despite government budget concerns. At period

1

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Managed by Dreman Value Management, LLC

Portfolio Manager Commentary* (continued)

end, the company continues to trade at an attractive valuation and remains a holding in the Portfolio. JDA Software was another winner for the Portfolio, up 16% for the year. The company, which provides supply chain and optimization software to retailers, exceeded analyst expectations on license revenue and late in the year settled a legal battle with Dilliards. Finally, NCR Corp., a manufacturer of ATM machines, was up 7% for the year as earnings beat analyst expectations on strong demand for its products. We remained overweight in the Information Technology sector at year end.

Mark J. Roach

Lead Portfolio Manager

E. Clifton Hoover, Jr.

David N. Dreman

Portfolio Managers

Mario Tufano

Associate Portfolio Manager

Dreman Value Management, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Allied World Assurance Co. Holdings, Ltd.	1.3
Ryder System, Inc.	1.3
Allete, Inc.	1.2
SPX Corp.	1.2
EMCOR Group, Inc.	1.2
Fulton Financial Corp.	1.2
Aspen Insurance Holdings, Ltd.	1.2
Helen of Troy, Ltd.	1.2
CBL & Associates Properties, Inc.	1.2
Jarden Corp.	1.2

Top Sectors

% of Market Value of Total Investments
Financials	25.6
Industrials	20.9
Cyclical	11.3
Technology	10.4
Non-Cyclical	8.1
Utilities	7.5
Basic Materials	6.4
Energy	4.6
Communications	3.6
Cash & Cash Equivalents	1.6

2

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Dreman Small Cap Value Portfolio managed by

Dreman Value Management, LLC vs. Russell 2000 Value Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	Since Inception[3]
Dreman Small Cap Value Portfolio—Class A	-10.12%	0.54%	5.72%
Class B	-10.36%	—	0.94%
Russell 2000 Value Index[1]	-5.50%	-1.87%	3.91%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividend and capital gains distributions.

3 Inception of Class A shares is 5/2/2005. Inception of Class B shares is 4/28/2008. Index returns are based on an inception date of 5/2/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.86%	$1,000.00	$877.20	$4.07
Hypothetical*	0.86%	1,000.00	1,020.86	4.38

Class B
Actual	1.11%	$1,000.00	$875.90	$5.25
Hypothetical*	1.11%	1,000.00	1,019.60	5.65

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.2%
Alliant Techsystems, Inc.	56,500	$3,229,540
Curtiss-Wright Corp.	105,309	3,720,567
Esterline Technologies Corp.*	60,698	3,397,267

		10,347,374

Auto Components—2.0%
American Axle & Manufacturing Holdings, Inc.* (a)	301,625	2,983,071
Cooper Tire & Rubber Co. (a)	242,936	3,403,534

		6,386,605

Capital Markets—1.0%
Waddell & Reed Financial, Inc. - Class A	125,365	3,105,291

Chemicals—3.4%
Cabot Corp.	70,846	2,276,990
H.B. Fuller Co.	53,263	1,230,908
Huntsman Corp.	162,600	1,626,000
Olin Corp. (a)	175,650	3,451,523
OM Group, Inc.*	107,675	2,410,843

		10,996,264

Commercial Banks—10.7%
Associated Banc-Corp.	330,475	3,691,406
BancorpSouth, Inc. (a)	201,485	2,220,365
Bank of Hawaii Corp. (a)	83,403	3,710,599
Chemical Financial Corp. (a)	25,725	548,457
City National Corp. (a)	23,150	1,022,767
East West Bancorp, Inc.	101,200	1,998,700
FirstMerit Corp.	237,458	3,592,740
Fulton Financial Corp. (a)	392,450	3,849,934
Glacier Bancorp, Inc. (a)	34,647	416,803
Hancock Holding Co. (a)	107,700	3,443,169
Independent Bank Corp./MA (a)	16,425	448,238
International Bancshares Corp. (a)	27,589	505,844
Lakeland Financial Corp.	20,225	523,221
NBT Bancorp Inc. (a)	23,153	512,376
Prosperity Bancshares, Inc. (a)	53,697	2,166,674
TCF Financial Corp. (a)	81,600	842,112
Umpqua Holdings Corp. (a)	39,650	491,264
Webster Financial Corp. (a)	66,718	1,360,380
WesBanco, Inc.	21,152	411,829
Wintrust Financial Corp. (a)	106,299	2,981,687

		34,738,565

Commercial Services & Supplies—2.0%
Brink’s Co. (The)	133,850	3,597,888
Geo Group, Inc. (The)*	164,558	2,756,347

		6,354,235

Security Description	Shares	Value

Communications Equipment—2.2%
Arris Group, Inc.*	329,508	$3,565,277
Plantronics, Inc. (a)	103,650	3,694,086

		7,259,363

Computers & Peripherals—3.5%
Lexmark International, Inc. - Class A	93,350	3,087,085
NCR Corp.*	179,092	2,947,854
QLogic Corp.*	217,271	3,259,065
Synaptics, Inc.* (a)	70,723	2,132,298

		11,426,302

Construction & Engineering—2.0%
EMCOR Group, Inc.	143,720	3,853,133
Tutor Perini Corp.* (a)	223,123	2,753,338

		6,606,471

Electric Utilities—4.4%
Allete, Inc. (a)	95,050	3,990,199
IDACORP, Inc.	76,095	3,227,189
NV Energy, Inc.	205,682	3,362,901
Portland General Electric Co.	146,598	3,707,463

		14,287,752

Electrical Equipment—2.0%
EnerSys*	125,450	3,257,936
General Cable Corp.* (a)	127,983	3,200,855

		6,458,791

Energy Equipment & Services—2.0%
Atwood Oceanics, Inc.* (a)	87,988	3,501,043
Superior Energy Services, Inc.*	108,455	3,084,460

		6,585,503

Food Products—1.1%
Corn Products International, Inc.	68,650	3,610,304

Health Care Equipment & Supplies—2.0%
STERIS Corp. (a)	104,375	3,112,462
Teleflex, Inc. (a)	53,900	3,303,531

		6,415,993

Health Care Providers & Services—2.9%
Healthspring, Inc.* (a)	58,111	3,169,374
LifePoint Hospitals, Inc.* (a)	85,515	3,176,882
Owens & Minor, Inc. (a)	108,862	3,025,275

		9,371,531

Hotels, Restaurants & Leisure—3.9%
Brinker International, Inc. (a)	139,275	3,726,999

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
International Speedway Corp. - Class A	127,780	$3,239,223
LIFE TIME FITNESS, Inc.* (a)	71,246	3,330,750
Sonic Corp.*	370,645	2,494,441

		12,791,413

Household Durables—2.3%
Helen of Troy, Ltd.*	124,850	3,832,895
Jarden Corp.	125,754	3,757,530

		7,590,425

Industrial Conglomerates—1.1%
Carlisle Cos., Inc.	82,111	3,637,517

Insurance—5.5%
Allied World Assurance Co. Holdings, Ltd.	65,482	4,120,782
Aspen Insurance Holdings, Ltd.	145,250	3,849,125
Hanover Insurance Group, Inc. (The)	87,450	3,056,378
Platinum Underwriters Holdings, Ltd. (a)	101,100	3,448,521
Protective Life Corp.	146,755	3,310,793

		17,785,599

Internet Software & Services—1.0%
j2 Global, Inc.(a)	120,058	3,378,432

IT Services—2.1%
CACI International, Inc. - Class A* (a)	56,800	3,176,256
DST Systems, Inc.	79,425	3,615,426

		6,791,682

Leisure Equipment & Products—0.6%
JAKKS Pacific, Inc. (a)	139,740	1,971,731

Life Sciences Tools & Services—1.9%
Charles River Laboratories International, Inc.*	106,700	2,916,111
PerkinElmer, Inc.	161,425	3,228,500

		6,144,611

Machinery—5.3%
Barnes Group, Inc. (a)	132,555	3,195,901
Briggs & Stratton Corp. (a)	226,890	3,514,526
Harsco Corp.	155,875	3,207,908
ITT Corp.	163,625	3,162,871
SPX Corp.	65,725	3,961,246

		17,042,452

Marine—0.7%
Diana Shipping, Inc.*	322,036	2,408,829

Media—1.1%
Meredith Corp. (a)	112,100	$3,660,065

Metals & Mining—4.0%
AuRico Gold, Inc.* (a)	338,588	2,712,090
Coeur d’Alene Mines Corp.*	150,035	3,621,845
Minefinders Corp., Ltd.*	103,639	1,098,573
Thompson Creek Metals Co., Inc.*	324,100	2,255,736
Worthington Industries, Inc. (a)	203,676	3,336,213

		13,024,457

Multi-Utilities—2.1%
TECO Energy, Inc.	169,375	3,241,837
Vectren Corp.	113,955	3,444,860

		6,686,697

Oil, Gas & Consumable Fuels—3.6%
Energen Corp.	65,939	3,296,950
James River Coal Co.* (a)	188,142	1,301,943
Tesoro Corp.*	145,836	3,406,729
W&T Offshore, Inc. (a)	173,903	3,688,482

		11,694,104

Real Estate Investment Trusts—7.3%
Brandywine Realty Trust (a)	368,575	3,501,462
CBL & Associates Properties, Inc. (a)	243,550	3,823,735
CommonWealth REIT	167,218	2,782,508
Duke Realty Corp. (a)	297,542	3,585,381
Hospitality Properties Trust	143,862	3,305,949
Omega Healthcare Investors, Inc.	192,000	3,715,200
Pennsylvania Real Estate Investment Trust	293,100	3,059,964

		23,774,199

Road & Rail—1.3%
Ryder System, Inc.	76,750	4,078,495

Semiconductors & Semiconductor Equipment—2.7%
Amkor Technology, Inc.* (a)	570,015	2,485,265
Microsemi Corp.*	183,600	3,075,300
PMC-Sierra, Inc.*	562,925	3,101,717

		8,662,282

Software—1.3%
JDA Software Group, Inc.*	105,269	3,409,663
Websense, Inc.* (a)	36,783	688,946

		4,098,609

Specialty Retail—0.9%
Ascena Retail Group, Inc.*	97,835	2,907,656

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares/Par Amount	Value

Textiles, Apparel & Luxury Goods—2.9%
Hanesbrands, Inc.*	143,975	$3,147,293
Jones Group, Inc. (The)	291,441	3,074,703
Wolverine World Wide, Inc.	91,125	3,247,695

		9,469,691

Thrifts & Mortgage Finance—1.1%
Washington Federal, Inc.	253,375	3,544,716

Trading Companies & Distributors—1.1%
Aircastle, Ltd. (a)	291,573	3,708,809

Total Common Stocks (Cost $313,901,051)		318,802,815

Short-Term Investments—23.4%

Mutual Funds—21.8%
State Street Navigator Securities Lending Prime Portfolio (b)	70,576,564	70,576,564

Repurchase Agreement—1.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $5,182,006 on 01/03/12, collateralized by $5,295,000 Federal Home Loan Mortgage Corp. at 0.625% due 12/23/13 with a value of $5,288,381.	$5,182,000	5,182,000

Total Short-Term Investments (Cost $75,758,564)		75,758,564

Total Investments—121.6% (Cost $389,659,615#)		394,561,379
Other Assets and Liabilities (net)—(21.6)%		(70,004,916)

Net Assets—100.0%		$324,556,463

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $393,313,519. The aggregate unrealized appreciation and depreciation of investments were $27,326,670 and $(26,078,810), respectively, resulting in net unrealized appreciation of $1,247,860 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $68,293,010 and the collateral received consisted of cash in the amount of $70,576,564. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$318,802,815	$—	$—	$318,802,815
Short-Term Investments
Mutual Funds	70,576,564	—	—	70,576,564
Repurchase Agreement	—	5,182,000	—	5,182,000
Total Short-Term Investments	70,576,564	5,182,000	—	75,758,564
Total Investments	$389,379,379	$5,182,000	$—	$394,561,379

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$389,379,379
Repurchase Agreement	5,182,000
Cash	311
Receivable for investments sold	260,510
Receivable for shares sold	312,581
Dividends receivable	297,588

Total assets	395,432,369

Liabilities
Payables for:
Shares redeemed	12,460
Collateral for securities loaned	70,576,564
Accrued Expenses:
Management fees	211,453
Distribution and service fees - Class B	4,587
Administration fees	1,574
Custodian and accounting fees	5,346
Deferred trustees’ fees	25,067
Other expenses	38,855

Total liabilities	70,875,906

Net Assets	$324,556,463

Net Assets Represented by
Paid in surplus	$333,067,846
Accumulated net realized loss	(16,862,253)
Unrealized appreciation on investments	4,901,764
Undistributed net investment income	3,449,106

Net Assets	$324,556,463

Net Assets
Class A	$302,753,702
Class B	21,802,761
Capital Shares Outstanding*
Class A	23,039,218
Class B	1,669,672
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.14
Class B	13.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $384,477,615.
(b)	Includes securities loaned at value of $68,293,010.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$5,511,577
Interest (b)	166,288

Total investment income	5,677,865

Expenses
Management fees	2,292,790
Administration fees	17,753
Custodian and accounting fees	47,096
Distribution and service fees - Class B	48,917
Audit and tax services	33,062
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	33,508
Insurance	1,918
Miscellaneous	5,484

Total expenses	2,549,238

Net investment income	3,128,627

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	13,106,688

Net change in unrealized depreciation on investments	(47,752,934)

Net realized and unrealized loss on investments	(34,646,246)

Net Decrease in Net Assets from Operations	$(31,517,619)

(a)	Net of foreign withholding taxes of $3,305.
(b)	Includes net income on securities loaned of $165,258.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$3,128,627	$3,177,588
Net realized gain on investments	13,106,688	22,283,212
Net change in unrealized appreciation (depreciation) on investments	(47,752,934)	19,597,242

Net increase (decrease) in net assets resulting from operations	(31,517,619)	45,058,042

Distributions to Shareholders
From net investment income
Class A	(4,296,842)	(1,842,391)
Class B	(281,690)	(69,241)

Net decrease in net assets resulting from distributions	(4,578,532)	(1,911,632)

Net increase in net assets from capital share transactions	85,869,530	15,017,161

Net Increase in Net Assets	49,773,379	58,163,571
Net assets at beginning of period	274,783,084	216,619,513

Net assets at end of period	$324,556,463	$274,783,084

Undistributed net investment income at end of period	$3,449,106	$3,278,196

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	17,710,273	$265,127,755	3,104,189	$40,376,538
Reinvestments	278,654	4,296,842	131,599	1,842,391
Redemptions	(12,354,706)	(191,503,374)	(2,554,983)	(33,947,079)

Net increase	5,634,221	$77,921,223	680,805	$8,271,850

Class B
Sales	734,353	$10,246,335	610,379	$7,918,746
Reinvestments	18,351	281,690	4,964	69,241
Redemptions	(184,685)	(2,579,718)	(96,100)	(1,242,676)

Net increase	568,019	$7,948,307	519,243	$6,745,311

Increase derived from capital shares transactions		$85,869,530		$15,017,161

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.85	$12.52	$9.80	$13.57	$13.77

Income (Loss) from Investment Operations
Net investment income(a)	0.15	0.18	0.11	0.14	0.12
Net realized and unrealized gain (loss) on investments	(1.62)	2.26	2.70	(3.44)	(0.25)

Total from investment operations	(1.47)	2.44	2.81	(3.30)	(0.13)

Less Distributions
Distributions from net investment income	(0.24)	(0.11)	(0.09)	(0.10)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.37)	(0.07)

Total distributions	(0.24)	(0.11)	(0.09)	(0.47)	(0.07)

Net Asset Value, End of Period	$13.14	$14.85	$12.52	$9.80	$13.57

Total Return (%)	(10.12)	19.53	29.09	(25.22)	(0.97)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	0.87	0.89	0.86	0.95 (b)
Ratio of net expenses to average net assets (%)(c)	0.85	0.87	0.89	0.86	0.92
Ratio of net investment income to average net assets (%)	1.08	1.39	1.07	1.17	0.89
Portfolio turnover rate (%)	46.9	41.1	59.9	73.6	69.6
Net assets, end of period (in millions)	$302.8	$258.5	$209.4	$174.5	$225.2

	Class B
	Year Ended December 31,
	2011	2010	2009	2008(d)
Net Asset Value, Beginning of Period	$14.78	$12.48	$9.79	$13.02

Income (Loss) from Investment Operations
Net investment income(a)	0.12	0.16	0.09	0.11
Net realized and unrealized gain (loss) on investments	(1.62)	2.24	2.69	(3.34)

Total from investment operations	(1.50)	2.40	2.78	(3.23)

Less Distributions
Distributions from net investment income	(0.22)	(0.10)	(0.09)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	0.00

Total distributions	(0.22)	(0.10)	(0.09)	0.00

Net Asset Value, End of Period	$13.06	$14.78	$12.48	$9.79

Total Return (%)	(10.36)	19.25	28.77	(24.81)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.10	1.12	1.14	1.16	*
Ratio of net expenses to average net assets (%)(c)	1.10	1.12	1.14	1.16	*
Ratio of net investment income to average net assets (%)	0.85	1.21	0.79	1.50	*
Portfolio turnover rate (%)	46.9	41.1	59.9	73.6
Net assets, end of period (in millions)	$21.8	$16.3	$7.3	$0.8

*	Annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement. See Note 3 of the Notes to Financial Statements.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(d)	Commencement of operations was 4/28/2008.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Dreman Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“Met Life”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), deferred trustees’ compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

13

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Dreman Value Management, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$2,292,790	0.800%	First $100 Million

	0.775%	$100 Million to $500 Million

	0.750%	$500 Million to $1 Billion

	0.725%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective May 1, 2011, the Adviser contractually agreed to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of: 0.725% of the Portfolio’s average daily net assets in excess of $400 million up to $1.5 billion and 0.675% of the Portfolio’s average daily net assets in excess $1.5 billion. Amounts waived, if applicable, for the year ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

14

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$227,237,441	$—	$135,126,245

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

15

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$4,578,532	$1,911,632	$—	$—	$4,578,532	$1,911,632

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$3,715,602	$—	$1,247,860	$(13,449,778)	$(8,486,316)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $13,449,778.

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

16

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Dreman Small Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Dreman Small Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreman Small Cap Value Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Dreman Small Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

21

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Dreman Small Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three- year periods ended June 30, 2011 and outperformed the median of its Performance Universe for the five- year period ended June 30, 2011. The Board also considered that the Portfolio underperformed its Lipper Index for the one- year period ended June 30, 2011 and outperformed its Lipper Index for the three- and five- year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one- year period ended September 30, 2011, and outperformed its benchmark for the three- and five- year periods ended September 30, 2011. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to

22

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Dreman Small Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had reduced the Portfolio’s sub-advisory fee schedule through the implementation of additional breakpoints, effective January 1, 2011. The Board also noted that effective January 1, 2011, the Adviser began waiving an additional portion of its advisory fee in order for shareholders to benefit from the additional breakpoints being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different

23

MET INVESTORS SERIES TRUST

Dreman Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Dreman Small Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Goldman Sachs Mid Cap Value Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Goldman Sachs Mid Cap Value Portfolio returned -6.13% and -6.29%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned -1.38%.

Market Environment / Conditions

In the first quarter, United States (“U.S.”) equities continued their positive momentum from 2010, posting the best first quarter in more than a decade as the S&P 500 Index returned 5.9%. While all sectors made gains, energy stocks dominated returns as the benchmark Brent Crude oil price reached almost $120/barrel on supply disruption fears stemming from escalating unrest across North Africa and the Middle East. The Industrials sector also performed well. However, the rising price of oil and other commodities weighed on the Utilities and Consumer Staples sectors, which face higher input costs. Strong returns from U.S. equities over the quarter reflected optimism on improving trends in labor, housing, manufacturing and consumer confidence, which outweighed less decisive macroeconomic data and rising gasoline prices in March. The U.S. market also benefited from investors shifting assets toward developed markets amidst concerns of high inflation and geopolitical unrest in many emerging markets countries.

U.S. equity markets finished the second quarter modestly higher, despite losing most of their gains for the year by mid-June before recovering. The S&P 500 Index rose 0.10% in the second quarter, lifting year-to-date returns to 6.02%. Markets were aided in large part by a four day rally at the end of the quarter on the heels of better-than-expected U.S. manufacturing activity, a rebound in automobile sales and a short-term resolution of the sovereign debt crisis in Greece. Sector returns were mixed for the quarter, with more defensive sectors including Healthcare and Utilities posting the largest gains, while Financials and Energy lagged the broader market. WTI Crude oil prices fell from a high of nearly $115 a barrel in early May to a low of $90.61 at the end of June, as a mix of uncertain growth in the U.S. and concerns about China’s economy lowered expectations for oil demand. While U.S. home construction rose modestly in May, housing and employment continued to remain key weak spots in the economy. In a reversal from the first quarter, large and mid-cap stocks outperformed small-cap stocks for the quarter, while the Russell 1000 Growth Index outperformed the Russell 1000 Value Index.

In the third quarter, increasing concern over the economy and sovereign debt dominated U.S. equity performance. The S&P 500 Index declined 7.0% in September and closed the volatile third quarter down 13.9%. Year-to-date returns (through September 30, 2011) slid to -8.7%, as recent gloomier domestic and global economic outlooks overshadowed optimism earlier in the year. In August, following weeks of political brinksmanship in the U.S. over raising the debt ceiling to avoid default, Standard & Poor’s downgraded U.S. debt from AAA for the first time in the history of its ratings. This sent a shock throughout the financial markets and particularly affected stocks in the Financials sector. Toward the end of September, markets were further shaken by the Federal Reserve Board’s announcement of a plan for additional monetary easing by attempting to “twist” the yield curve, on the grounds of general weakness in the labor market and lackluster consumer spending growth. In addition, the prospect of contagion from a potential Greek default and the lack of agreement on a solution among European leaders weighed on global equity markets. All sectors except for Utilities declined during the quarter, while the similarly defensive Consumer Staples sector also fared significantly better. Expectations of weaker demand from a slowing global economy knocked down many commodity prices, including oil, which had run up earlier in the year. As a result, the Materials and Energy sectors suffered sharp declines during the quarter.

In the fourth quarter, despite significant volatility during the year, U.S. equity markets ended 2011 almost flat. The S&P 500 Index returned 2.1%, with the help of dividends, while price returns alone were virtually 0%, the smallest percentage change since 1947. Reflecting optimism that the domestic economy was improving, the S&P 500 Index started the year with the best first quarter in more than a decade and ended with a fourth quarter gain of 11.8%, after adding 1.0% in December. However, the sharp decline in the third quarter mostly offset these gains. U.S. equities rallied back sharply in October following a preliminary European plan and a relatively strong third quarter Gross Domestic Product growth number. All sectors made gains in the fourth quarter, led by Energy stocks, which rallied on rising oil prices and cyclical sectors generally outperformed defensive ones. For the full year, sector performance widely varied. Financial stocks bore the brunt of the fallout from debt woes in the U.S. and Europe, including increased regulation. Defensive sectors, such as Utilities, Consumer Staples and Healthcare, significantly outperformed.

Portfolio Review / Year-End Positioning

For the year, Materials was the bottom performing sector in the Portfolio, largely driven by Stillwater Mining Co. Our holding in Stillwater was hurt by the ongoing fears of a global economic slowdown. While we originally bought the stock because we believed it would benefit from secular growth of autos in emerging markets, its shares declined in 2011 as palladium prices dropped. We sold out of the position as our outlook on the stock changed negatively. At the stock level, Sprint Nextel Corp. was the largest detractor within the Portfolio for the year. In an environment in which turnaround stocks underperformed, shares of Sprint Nextel fell on concerns over the near-term controversy around whether the company has sufficient liquidity to fund two large investments: the iPhone and Network Vision, both of which we feel should be two massive long-term drivers of value creation. In our view, the recent debt deal where they raised $4 billion will give them more than ample funds for these investments. Our long-term thesis remains intact and we continue to believe that improved competitive positioning (from the iPhone and new handsets), better pricing and improved network quality, will ultimately benefit the stock. We also feel that cost improvements and margin expansion—driven by shutting down iDEN (Integrated Digital Enhanced Network) and eliminating a significant portion of roaming charges—will drive significant cost savings and margin expansion as the company completes its upgrade to Network Vision.

1

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Manager Commentary* (continued)

On the positive side, during the year, the Portfolio benefited from strong security selection in Industrials. For the year, Kansas City Southern was a top performer within the sector, as pricing remained strong and rail volume growth outpaced the industry. The company has a unique position in Mexico and is benefiting from increased cross border activity and growth at the Port of Lazaro. Management has been focused on improving productivity, which drove higher operating ratios and both free cash flow and return on capital increased this year. For the year, our top performing stock in the Portfolio was a take-out: shares of Kinetic Concepts Inc. a producer of medical technology dealing with wound care. The company benefited from the announcement that it agreed to be acquired by a group of private-equity firms led by Apax Partners at a premium.

Through our ongoing zero-based approach, we have made changes within the Portfolio to address underperformance, with an increased focus on balancing resilient stocks that can weather a variety of market conditions, with those on the path to improving fundamentals. During the year, we initiated a position in the clothing and apparel retailer Macy’s, Inc. We feel that Macy’s should be well positioned to generate returns on their significant free cash flow and has a management team that is focused on returning value to shareholders. As a result of their consolidated and centralized operations makeover, Macy’s has been able to improve its inventory management system, which can now track both online and retail stores, enabling more efficient operations and the potential for margin improvement. We also started a position in Albemarle Corp., a quality, technology-based, global specialty chemicals company with significant barriers to entry. In our view, Albemarle benefits from structurally higher margins than most realize, in addition to secular growth driven by emerging market demand. The company has a strong track record of execution over the last decade, as well as strong free cash flow, balance sheet and capital allocation.

During the year, we also made some adjustments to our positioning by selling or reducing select Financials stocks exposed to increased regulations, a low rate environment and relatively weak capital markets. In other areas, true to our sell discipline, we eliminated stocks that approached our price targets in favor of other names with higher potential upside. As such, we sold out of the consumer and commercial foods company, ConAgra Foods, Inc., a relatively strong performer for the year. Similarly, we eliminated our position in DISH Network Corp. DISH Network was a top contributor for the year, as it continued to gain valuable spectrum assets in addition to reducing customer attrition rate, which surprised the market to the upside. We redeployed the proceeds into other names with better risk-reward profiles.

The Portfolio is positioned to favor companies with strong quality characteristics that are attractively valued and may be poised to grow despite a slower growth environment. This includes global franchises with increased exposure to developing market revenue streams, as well as secular growth stories where valuations are still compelling. In 2011, macro concerns and swings in sentiment overshadowed the strength of individual company fundamentals, resulting in a volatile year and a difficult one for active managers. While risks remain over strains in Europe, emerging market inflation, slowing global growth and political uncertainty, company fundamentals remain stronger than ever, as well-capitalized corporations have over $1 trillion on their balance sheets and are beginning to redeploy cash, signaling confidence in the economy.

As part of our rationale, we believe in select technology stocks that predominantly benefit from secular growth drivers. In 2011, the smartphone and tablet market expanded rapidly, presenting attractive opportunities for select semiconductor companies. In addition, we believe cloud computing, a term for anything that involves delivering hosted services over the Internet, should continue to grow as the need for increased technical integration across enterprise infrastructure should accelerate. Select companies are poised to benefit from this secular shift. Apart from technology stocks, we are positioned in several high quality media names within the Consumer Discretionary sector that we believe will benefit from increased advertising spending for the 2012 elections and Olympics. We maintain our discipline in finding companies with strong or improving fundamentals, led by quality management teams focused on creating shareholder value, and remain focused on the long-term outperformance of the Portfolio.

Sean Gallagher, Managing Director & Co-CIO—Value Equity

Andy Braun, Managing Director & Co-CIO—Value Equity

Dolores Bamford, CFA, Managing Director & Portfolio Manager—Value Equity

Goldman Sachs Asset Management, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

2

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Managed by Goldman Sachs Asset Management, L.P.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Xcel Energy, Inc.	2.5
J.M. Smucker Co. (The)	2.1
PPL Corp.	2.1
Everest Reinsurance Group, Ltd.	1.8
EQT Corp.	1.7
Principal Financial Group, Inc.	1.7
Liberty Media Corp. - Interactive - Class A	1.7
Scripps Networks Interactive, Inc. - Class A	1.6
SCANA Corp.	1.6
Sempra Energy	1.5

Top Sectors

% of Market Value of Total Investments
Financials	29.2
Utilities	14.9
Industrials	11.0
Non-Cyclical	10.6
Cyclical	7.9
Technology	7.0
Communications	6.2
Energy	5.0
Cash & Cash Equivalents	4.7
Basic Materials	3.5

3

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Goldman Sachs Mid Cap Value Portfolio managed by

Goldman Sachs Asset Management, L.P. vs. Russell Midcap Value Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 year	5 year	Since Inception[3]
Goldman Sachs Mid Cap Value Portfolio—Class A	-6.13%	0.54%	6.54%
Class B	-6.29%	0.30%	6.29%
Russell Midcap Value Index[1]	-1.38%	0.04%	6.86%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A and Class B shares is 5/1/2004. Index returns are based on an inception date of 5/1/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

4

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.76%	$1,000.00	$884.00	$3.61
Hypothetical*	0.76%	1,000.00	1,021.37	3.87

Class B
Actual	1.01%	$1,000.00	$883.10	$4.79
Hypothetical*	1.01%	1,000.00	1,020.11	5.14

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

5

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—96.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.0%
BE Aerospace, Inc.*	189,901	$7,351,068
Spirit AeroSystems Holdings, Inc. - Class A*	368,904	7,665,825
Textron, Inc. (a)	307,338	5,682,679

		20,699,572

Auto Components—2.0%
Lear Corp.	251,320	10,002,536
TRW Automotive Holdings Corp.*	118,074	3,849,212

		13,851,748

Beverages—0.5%
Coca-Cola Enterprises, Inc.	138,351	3,566,689

Building Products—0.6%
Masco Corp. (a)	368,413	3,860,968

Capital Markets—1.6%
Invesco, Ltd.	328,794	6,605,471
Lazard, Ltd. - Class A	115,373	3,012,389
Legg Mason, Inc.	71,832	1,727,560

		11,345,420

Chemicals—2.6%
Albemarle Corp.	139,480	7,184,615
CF Industries Holdings, Inc.	22,533	3,266,834
Chemtura Corp.*	385,794	4,374,904
Cytec Industries, Inc.	77,821	3,474,708

		18,301,061

Commercial Banks—4.8%
CIT Group, Inc.*	174,780	6,094,579
Comerica, Inc.	187,643	4,841,189
Fifth Third Bancorp.	571,142	7,264,926
First Republic Bank*	115,546	3,536,863
M&T Bank Corp. (a)	79,092	6,037,883
SunTrust Banks, Inc.	332,771	5,890,047

		33,665,487

Commercial Services & Supplies—0.8%
Republic Services, Inc.	191,915	5,287,258

Communications Equipment—1.3%
Juniper Networks, Inc.*	188,134	3,839,815
Polycom, Inc.*	300,220	4,893,586

		8,733,401

Computers & Peripherals—0.9%
NetApp, Inc.*	174,190	$6,317,871

Construction & Engineering—0.2%
Chicago Bridge & Iron Co. N.V.	44,234	1,672,045

Consumer Finance—1.5%
SLM Corp.	761,966	10,210,344

Diversified Financial Services—1.2%
NASDAQ OMX Group, Inc. (The)*	341,853	8,378,817

Electric Utilities—6.7%
Edison International	199,425	8,256,195
Great Plains Energy, Inc.	115,521	2,516,047
Northeast Utilities	176,596	6,369,818
NV Energy, Inc.	487,913	7,977,378
Pinnacle West Capital Corp.	144,145	6,944,906
PPL Corp.	483,791	14,233,131

		46,297,475

Electrical Equipment—1.4%
Cooper Industries plc	92,250	4,995,338
Rockwell Automation, Inc.	68,144	4,999,725

		9,995,063

Electronic Equipment, Instruments & Components—0.7%
Amphenol Corp. - Class A	109,384	4,964,940

Energy Equipment & Services—1.2%
Cameron International Corp.*	167,661	8,247,245

Food Products—4.2%
Bunge, Ltd.	122,836	7,026,220
Corn Products International, Inc.	59,944	3,152,455
J.M. Smucker Co. (The)	189,901	14,844,561
Sara Lee Corp.	207,773	3,931,065

		28,954,301

Gas Utilities—0.3%
Questar Corp.	122,149	2,425,879

Health Care Equipment & Supplies—2.1%
Boston Scientific Corp.*	1,621,290	8,657,689
Hologic, Inc.*	345,142	6,043,436

		14,701,125

Health Care Providers & Services—1.7%
Aetna, Inc.	202,813	8,556,680
Patterson Cos., Inc. (a)	117,386	3,465,235

		12,021,915

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—1.0%
Starwood Hotels & Resorts Worldwide, Inc.	141,346	$6,780,368

Household Durables—0.9%
NVR, Inc.* (a)	8,983	6,162,338

Household Products—0.8%
Energizer Holdings, Inc.*	71,678	5,553,611

Independent Power Producers & Energy Traders—0.8%
AES Corp. (The)*	295,801	3,502,284
GenOn Energy, Inc.*	783,716	2,045,499

		5,547,783

Insurance—9.1%
Everest Reinsurance Group, Ltd.	150,379	12,645,370
Genworth Financial, Inc. - Class A*	425,660	2,788,073
Hartford Financial Services Group, Inc. (The)	171,049	2,779,546
Lincoln National Corp.	108,691	2,110,779
Marsh & McLennan Cos., Inc.	157,351	4,975,439
PartnerRe, Ltd.	96,423	6,191,321
Principal Financial Group, Inc.	484,368	11,915,453
W.R. Berkley Corp.	258,979	8,906,288
Willis Group Holdings plc	80,008	3,104,310
XL Group plc	407,297	8,052,262

		63,468,841

Internet & Catalog Retail—1.7%
Liberty Media Corp. - Interactive - Class A*	717,927	11,641,186

Life Sciences Tools & Services—1.1%
Life Technologies Corp.*	200,162	7,788,303

Machinery—3.0%
Dover Corp.	48,408	2,810,084
Eaton Corp.	153,619	6,687,035
Gardner Denver, Inc.	21,159	1,630,513
Parker Hannifin Corp.	60,902	4,643,778
Pentair, Inc. (a)	142,804	4,753,945

		20,525,355

Media—2.6%
Liberty Global, Inc. - Class A*	169,354	6,948,594
Scripps Networks Interactive, Inc. - Class A	262,297	11,126,639

		18,075,233

Metals & Mining—0.9%
Allegheny Technologies, Inc.	71,532	$3,419,230
Reliance Steel & Aluminum Co.	54,790	2,667,725

		6,086,955

Multi-Utilities—6.7%
CMS Energy Corp.	252,057	5,565,419
OGE Energy Corp.	34,268	1,943,338
SCANA Corp. (a)	241,256	10,870,995
Sempra Energy	192,061	10,563,355
Xcel Energy, Inc.	623,106	17,222,650

		46,165,757

Multiline Retail—1.4%
Macy’s, Inc.	295,211	9,499,890

Oil, Gas & Consumable Fuels—4.4%
Energen Corp.	131,969	6,598,450
EQT Corp.	217,934	11,940,604
Pioneer Natural Resources Co.	113,459	10,152,312
Range Resources Corp.	33,678	2,086,015

		30,777,381

Pharmaceuticals—1.1%
Warner Chilcott plc - Class A*	501,463	7,587,135

Real Estate Investment Trusts—11.2%
Alexandria Real Estate Equities, Inc.	93,379	6,440,350
AvalonBay Communities, Inc.	75,704	9,886,942
Camden Property Trust	80,958	5,038,826
Douglas Emmett, Inc. (a)	280,287	5,112,435
Essex Property Trust, Inc. (a)	19,637	2,759,195
Host Hotels & Resorts, Inc. (a)	691,366	10,211,476
Kimco Realty Corp.	409,409	6,648,802
Liberty Property Trust (a)	160,198	4,946,914
MFA Financial, Inc.	816,953	5,489,924
Tanger Factory Outlet Centers, Inc. (a)	210,129	6,160,982
Taubman Centers, Inc.	96,767	6,009,231
Ventas, Inc.	161,131	8,883,152

		77,588,229

Road & Rail—0.6%
Kansas City Southern*	62,988	4,283,814

Semiconductors & Semiconductor Equipment—3.3%
Cavium, Inc.* (a)	136,043	3,867,703
Maxim Integrated Products, Inc.	238,605	6,213,274
NVIDIA Corp.*	412,993	5,724,083
Xilinx, Inc.	213,467	6,843,752

		22,648,812

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares/Par Amount	Value

Software—2.9%
Adobe Systems, Inc.*	194,467	$5,497,582
BMC Software, Inc.*	100,743	3,302,355
Electronic Arts, Inc.*	149,643	3,082,646
Parametric Technology Corp.*	271,891	4,964,730
QLIK Technologies, Inc.*	132,263	3,200,765

		20,048,078

Specialty Retail—1.5%
PetSmart, Inc.	108,009	5,539,782
Ross Stores, Inc.	102,118	4,853,668

		10,393,450

Textiles, Apparel & Luxury Goods—1.2%
PVH Corp.	118,467	8,350,739

Wireless Telecommunication Services—0.7%
Sprint Nextel Corp.*	2,121,846	4,965,120

Total Common Stocks (Cost $657,980,678)		667,437,002

Short-Term Investments—9.4%

Mutual Funds—4.6%
State Street Navigator Securities Lending Prime Portfolio (b)	32,035,040	32,035,040

Repurchase Agreement—4.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $33,205,037 on 01/03/12, collateralized by $32,645,000 U.S. Treasury Notes at 1.750% due 01/31/14 with a value of $33,869,188	$33,205,000	33,205,000

Total Short-Term Investments (Cost $65,240,040)		65,240,040

Total Investments—105.6% (Cost $723,220,718#)		732,677,042
Other Assets and Liabilities (net)—(5.6)%		(38,604,611)

Net Assets—100.0%		$694,072,431

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $726,077,663. The aggregate unrealized appreciation and depreciation of investments were $44,508,730 and $(37,909,351), respectively, resulting in net unrealized appreciation of $6,599,379 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $31,367,793 and the collateral received consisted of cash in the amount of $32,035,040 and non-cash collateral with a value of $235,862. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$667,437,002	$—	$—	$667,437,002
Short-Term Investments
Mutual Funds	32,035,040	—	—	32,035,040
Repurchase Agreement	—	33,205,000	—	33,205,000
Total Short-Term Investments	32,035,040	33,205,000	—	65,240,040
Total Investments	$699,472,042	$33,205,000	$—	$732,677,042

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$699,472,042
Repurchase Agreement	33,205,000
Receivable for investments sold	787,400
Receivable for shares sold	422,074
Dividends receivable	1,508,884

Total assets	735,395,400

Liabilities
Due to custodian	43,200
Payables for:
Investments purchased	8,659,453
Shares redeemed	60,800
Collateral for securities loaned	32,035,040
Accrued Expenses:
Management fees	415,412
Distribution and service fees - Class B	34,749
Administration fees	3,045
Custodian and accounting fees	7,844
Deferred trustees’ fees	25,067
Other expenses	38,359

Total liabilities	41,322,969

Net Assets	$694,072,431

Net Assets Represented by
Paid in surplus	$687,306,322
Accumulated net realized loss	(8,675,474)
Unrealized appreciation on investments	9,456,324
Undistributed net investment income	5,985,259

Net Assets	$694,072,431

Net Assets
Class A	$529,487,926
Class B	164,584,505
Capital Shares Outstanding*
Class A	44,256,883
Class B	13,786,161
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.96
Class B	11.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $690,015,718.
(b)	Includes securities loaned at value of $31,367,793.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$11,453,350
Interest (b)	192,263

Total investment income	11,645,613

Expenses
Management fees	4,680,869
Administration fees	35,028
Custodian and accounting fees	87,174
Distribution and service fees - Class B	422,984
Audit and tax services	33,062
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	36,087
Insurance	3,436
Miscellaneous	9,174

Total expenses	5,376,524
Less broker commission recapture	(134,623)

Net expenses	5,241,901

Net investment income	6,403,712

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	35,699,327

Net change in unrealized depreciation on investments	(88,844,861)

Net realized and unrealized loss on investments	(53,145,534)

Net Decrease in Net Assets from Operations	$(46,741,822)

(a)	Net of foreign withholding taxes of $328.
(b)	Includes net income on securities loaned of $190,460.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$6,403,712	$4,029,717
Net realized gain on investments	35,699,327	75,611,712
Net change in unrealized appreciation (depreciation) on investments	(88,844,861)	41,457,431

Net increase (decrease) in net assets resulting from operations	(46,741,822)	121,098,860

Distributions to Shareholders
From net investment income
Class A	(2,871,585)	(5,261,429)
Class B	(815,126)	(1,091,275)

Net decrease in net assets resulting from distributions	(3,686,711)	(6,352,704)

Net increase (decrease) in net assets from capital share transactions	164,146,868	(53,441,075)

Net Increase in Net Assets	113,718,335	61,305,081
Net assets at beginning of period	580,354,096	519,049,015

Net assets at end of period	$694,072,431	$580,354,096

Undistributed net investment income at end of period	$5,985,259	$3,748,471

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	18,503,609	$242,091,848	4,272,204	$47,834,401
Reinvestments	213,978	2,871,585	448,545	5,261,429
Redemptions	(8,200,504)	(110,741,192)	(10,318,912)	(118,685,113)

Net increase (decrease)	10,517,083	$134,222,241	(5,598,163)	$(65,589,283)

Class B
Sales	4,405,179	$56,892,452	2,792,394	$32,424,528
Reinvestments	60,740	815,126	93,033	1,091,275
Redemptions	(2,223,236)	(27,782,951)	(1,892,528)	(21,367,595)

Net increase	2,242,683	$29,924,627	992,899	$12,148,208

Increase (decrease) derived from capital shares transactions		$164,146,868		$(53,441,075)

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.82	$10.41	$7.99	$13.57	$14.43

Income (Loss) from Investment Operations
Net investment income(a)	0.13	0.09	0.14	0.17	0.18
Net realized and unrealized gain (loss) on investments	(0.91)	2.45	2.42	(4.65)	0.39

Total from investment operations	(0.78)	2.54	2.56	(4.48)	0.57

Less Distributions
Distributions from net investment income	(0.08)	(0.13)	(0.14)	(0.13)	(0.10)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.97)	(1.33)

Total distributions	(0.08)	(0.13)	(0.14)	(1.10)	(1.43)

Net Asset Value, End of Period	$11.96	$12.82	$10.41	$7.99	$13.57

Total Return (%)	(6.13)	24.56	32.67	(35.92)	3.37

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	0.77	0.77	0.75	0.77
Ratio of net expenses to average net assets (%)(b)	0.76	0.77	0.77	0.75	0.75
Ratio of net investment income to average net assets (%)	1.05	0.85	1.64	1.56	1.27
Portfolio turnover rate (%)	73.8	97.9	116.0	98.5	83.6
Net assets, end of period (in millions)	$529.5	$432.6	$409.4	$278.9	$383.0

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.80	$10.40	$7.97	$13.53	$14.40

Income (Loss) from Investment Operations
Net investment income(a)	0.10	0.07	0.12	0.14	0.14
Net realized and unrealized gain (loss) on investments	(0.90)	2.44	2.42	(4.64)	0.39

Total from investment operations	(0.80)	2.51	2.54	(4.50)	0.53

Less Distributions
Distributions from net investment income	(0.06)	(0.11)	(0.11)	(0.09)	(0.07)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.97)	(1.33)

Total distributions	(0.06)	(0.11)	(0.11)	(1.06)	(1.40)

Net Asset Value, End of Period	$11.94	$12.80	$10.40	$7.97	$13.53

Total Return (%)	(6.29)	24.23	32.30	(36.07)	3.10

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.01	1.02	1.02	1.01	1.02
Ratio of net expenses to average net assets (%)(b)	1.01	1.02	1.02	1.00	1.00
Ratio of net investment income to average net assets (%)	0.78	0.64	1.37	1.26	0.97
Portfolio turnover rate (%)	73.8	97.9	116.0	98.5	83.6
Net assets, end of period (in millions)	$164.6	$147.8	$109.7	$97.1	$195.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Goldman Sachs Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, futures transactions, foreign currency transactions, deferred trustees’ compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

14

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$4,680,869	0.75%	First $200 Million

	0.70%	Over $200 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

15

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan.

The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2011 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission

Goldman Sachs & Co.	$61,818

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$633,228,407	$—	$477,487,052

During the year ended December 31, 2011, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $19,103,446.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions.

16

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$3,686,711	$6,352,704	$—	$—	$3,686,711	$6,352,704

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$6,010,326	$—	$6,599,378	$(5,818,528)	$6,791,176

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $5,818,528.

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

17

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Goldman Sachs Mid Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Goldman Sachs Mid Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Mid Cap Value Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Goldman Sachs Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

22

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Goldman Sachs Mid Cap Value Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one- and five- year periods ended June 30, 2011, and underperformed the median of its Performance Universe and Lipper Index for the three- year period ended June 30, 2011. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one- year period ended September 30, 2011, and outperformed its benchmark for the three- and five-year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of market conditions on the Sub-Adviser’s investment style. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to

23

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Goldman Sachs Mid Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

24

MET INVESTORS SERIES TRUST

Goldman Sachs Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Goldman Sachs Mid Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Harris Oakmark International Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned -13.98%, -14.25%, and -14.12%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned -12.14%.

Market Environment/Conditions

Market jitters reigned throughout the year, though 2011 finished on a relatively upbeat note. Overall, the Eurozone debt issue dominated investor behavior for most of the year. Noise from the Eurozone seems to have quieted, at least momentarily (again), as the European Central Bank, in its latest effort, allotted 489 billion euros in a 3-year financial support operation to help with the funding problem that several European banks were experiencing.

In the U.S. it seems that things are brightening, as positive signs for the economy were evident late in the year. Indicators point to growth in manufacturing, stronger consumer sentiment, upticks in both housing starts and existing home sales, and declining first-time jobless claims.

More importantly, companies around the globe continue to exhibit extraordinary improvements. Strong balance sheets and substantial free cash flow have led to dividend increases, share repurchases, accelerated mergers and acquisitions activity and business reinvestment. We realize that good news such as this can get overshadowed by the catastrophe du jour. In fact, a multiplicity of positive economic news may be wiped away by one or two negative events, resulting in extreme market swings.

Portfolio Review/Year-End Positioning

As active value managers, we believe that the extremes in today’s market provide exploitable opportunities, and we are constantly looking for ways to capitalize on these opportunities in order to add value for our shareholders.

Stock selection detracted from overall relative results, but country weights had a positive impact for the year. Relative performance was pulled back mainly by holdings in Japan, Switzerland, Ireland and Spain. Holdings in Australia, Germany, the Netherlands and Sweden contributed most to performance versus the benchmark for the period. In terms of absolute performance, of the 15 countries in which we were invested, 3 posted positive absolute returns for the year. Performance was best for holdings in the U.K. (+11%), South Korea (+10%) and Australia (+7%). The worst declines for the period came from holdings in Ireland (-49%), Italy (-33%) and Canada (-27%).

Currency hedging was actively utilized throughout the year, as we believed that many currencies were overvalued compared to the U.S. dollar. Approximately 67% of the Australian dollar, 64% of the Swiss franc, 60% of the Japanese yen, 19% of the Swedish krona and 13% of the euro exposure were hedged at year-end.

The Portfolio’s worst detractors for the year were Daiwa Securities Group, Credit Suisse Group, and Olympus. Daiwa Securities Group has been hurt by numerous factors, including a particularly weak Japanese stock market and decreased equity and capital-markets activity. New management is aggressively addressing losses in the wholesale business and has placed new priorities on other business lines. The company’s focus is now on the retail banking and asset management divisions—the recently launched retail bank seems to be a game changer. Daiwa spent three years researching this venture and came up with an Internet bank that gives customers access to Daiwa branches. The company aims to attract customers with higher rates and a better platform than competitors to entice them to move money in deposit accounts to investment products. The retail bank has attracted over 1.5 trillion yen (nearly U.S. $20 billion) in deposits after only one year of operation. Daiwa’s balance sheet remained well-capitalized, and we continue to believe it has a powerful franchise.

General concerns surrounding debt defaults in the Eurozone, notably Portugal, Italy, Ireland, Greece, and Spain, had a negative impact on global financials over the past year. Even though several remedies have recently been put into place, the pressure on Credit Suisse’s stock has not eased and the price has declined in sympathy with other European financials. However, we believe that the strength of the Swiss franc is the main cause of the company’s profit losses, and not debt-related charges. Credit Suisse has immaterial exposure to sovereign debt. The private bank continued to see strong net new money growth, its balance sheet remained strong, and we believe the company is well-positioned to withstand these short-term difficulties.

A scandal at Olympus began in October when the board abruptly fired CEO Michael Woodford, citing differences in management technique and culture. It was later revealed that Woodford was fired shortly after he questioned inflated fees and takeover costs associated with past acquisitions. An independent investigation into these acquisitions found that executives hid two decades’ worth of investment losses by paying inflated fees to advisors. Olympus shareholders have been greatly hurt by the value destruction that, in our view, can be traced back to an unacceptably lax approach to corporate governance. We believe the board now faces a serious credibility problem and therefore needs to bring in new management to ensure that reforms are made. We do not have confidence that the existing top management can make the necessary changes. We have communicated our concerns directly with the company and also to the Japanese regulators. As long-time investors in Japan, we have seen Japanese companies as a group significantly improve their corporate governance policies in recent years, and their shareholders have benefited from this trend. In our view, the situation at Olympus shows that we still have a ways to go before all Japanese companies move toward a more independent board structure and embrace their shareholders as stakeholders in the company. Now on to the good news—there is a real business here with significant value. Olympus is the world’s leading endoscope company with roughly 75% of the global market. In our opinion, the company offers some very unique, world-leading technologies, has strong cash-flow generation, and operates in a strong market that has mid-single-digit annual growth.

1

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary* (continued)

However, the company’s credibility rests on Olympus’ ability to make some very necessary changes.

The Portfolio’s top contributors to performance for the year were Diageo, Wolseley and Roche. Diageo’s strong brand presence in developing markets continued to deliver increased sales, more than offsetting some of the challenges in the European markets. To add to its emerging-markets exposure, Diageo acquired a Turkish spirits company, Mey Icki, in 2011. Mey Icki is the dominant brand in Turkey with approximately 70% market share. This acquisition allowed Diageo to benefit from the continued growth of Raki (a Turkish alcoholic drink) as rising wealth drives a consumer shift toward spirits in Turkey. There is also potential to roll out Diageo’s other premium brands there. Diageo continued to generate strong free cash flow, and management is focused on returning capital to shareholders.

Wolseley’s stock price advanced early in the year when consumer sentiment was relatively positive and investors expected sales of building products to increase. By mid-year, concerns about a double-dip recession and a more pessimistic outlook on the global economy caused share prices to fall, allowing us to add to our position of Wolseley at an attractive discount to intrinsic value. Since the 2008-2009 downturn, management has made significant changes to its financial-reporting systems that now enable real-time monitoring of business performance. Furthermore, management has exited a number of underperforming business units where returns did not justify increased investment or Wolseley’s market position was weak. The company’s stock price rose again late in 2011 after the release of its fiscal full-year results that were better than expected. Both revenues and margins were ahead of our estimates. The best progress was made in the U.S., as like-for-like sales increased 10% year over year and the company continued to gain market share. We believe that some of this excellent progress is the result of the newly implemented system that provides real-time business performance feedback.

In 2009, a string of disappointing news has weakened Roche’s share price. However, in mid-2011, investors reacted favorably to positive data from the company’s seven Phase II and Phase III clinical trials. The Phase II results were most encouraging because they found that a compound that combines traditional antibodies with a chemotherapy agent was significantly more effective and safer than the current standards of care for breast cancer. In addition, the CATT report (Comparison of Age-related macular degeneration Treatment Trial), which was released early in the year, also helped Roche. Previously, investors feared that all wet age-related macular edema (AMD) sales would shift from Lucentis to Avastin, a much-lower-cost drug. (Both are produced by Roche, so a move to Avastin could affect overall profits.) However, even though the report found Avastin might be as effective as Lucentis in AMD treatment, it also found that Avastin carried an increased risk of adverse events. Given this increased risk, we do not think that ophthalmologists are inclined to quickly switch to Avastin, which eases the threat to the sales and profitability of Lucentis.

The Portfolio finished the year with most of its assets invested in Japan (21%) followed by Switzerland (20%) and the U.K. (12%). Israel (0.04%) accounted for the smallest allocation, as there is only one security held in the Portfolio domiciled there.

At the end of 2011, the Portfolio was most heavily weighted in the Financials (25%), Consumer Discretionary and Industrials (both 21%) sectors. The weightings in these sectors were all greater than the benchmark weightings. Technology and Materials (both 11%) weightings also surpassed those of the benchmark. The Portfolio had less-than-benchmark weightings in Consumer Staples (9%) and Health Care (3%) shares and had no exposure to Utilities, Telecom or Energy holdings during the year.

David G. Herro, CFA

Robert A. Taylor, CFA

Portfolio Managers

Harris Associates L.P.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

2

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Daimler AG	3.8
Credit Suisse Group AG	3.8
Intesa Sanpaolo S.p.A.	3.3
Toyota Motor Corp.	3.3
Adecco S.A.	3.3
Daiwa Securities Group, Inc.	3.2
Canon, Inc.	3.0
Koninklijke Philips Electronics N.V.	3.0
BNP Paribas S.A.	2.9
Rohm Co., Ltd.	2.8

Top Countries

% of Market Value of Total Investments
Japan	20.5
Switzerland	19.5
United Kingdom	12.0
France	8.8
Germany	8.8
Netherlands	8.6
United States	5.1
Italy	4.2
Australia	3.8
Sweden	2.9

3

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Harris Oakmark International Portfolio managed by

Harris Associates L.P. vs. MSCI EAFE Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 year	5 Year	10 year	Since Inception[3]
Harris Oakmark International Portfolio—Class A	-13.98%	-1.72%	—	6.21%
Class B	-14.25%	-1.98%	5.90%	—
Class E	-14.12%	-1.87%	—	6.31%
MSCI EAFE Index (net)[1]	-12.14%	-4.72%	4.67%	—

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A shares is 1/2/2002. Inception of the Class B shares is 10/9/2001. Inception of the Class E shares is 4/01/2002. Index returns are based on an inception date of 10/9/2001.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

4

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.84%	$1,000.00	$822.30	$3.86
Hypothetical*	0.84%	1,000.00	1,020.97	4.28

Class B(a)
Actual	1.09%	$1,000.00	$820.70	$5.00
Hypothetical*	1.09%	1,000.00	1,019.71	5.55

Class E(a)
Actual	0.99%	$1,000.00	$821.60	$4.55
Hypothetical*	0.99%	1,000.00	1,020.21	5.04

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

5

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—92.6% of Net Assets

Security Description	Shares	Value

Australia—3.7%
Amcor, Ltd.	8,831,400	$65,196,137
Orica, Ltd.	1,285,300	31,948,382
Treasury Wine Estates, Ltd. (a)	2,052,866	7,734,016

		104,878,535

Canada—1.1%
Thomson Reuters Corp. (a)	1,124,100	30,102,024

France—8.6%
BNP Paribas S.A.	2,108,600	82,732,574
Danone S.A.	253,600	15,965,052
PPR	455,900	65,345,901
Publicis Groupe S.A. (a)	1,703,100	78,338,341

		242,381,868

Germany—8.6%
Allianz SE	799,400	76,570,375
Daimler AG	2,424,700	106,673,521
SAP AG	1,113,400	59,001,012

		242,244,908

Ireland—1.8%
Bank of Ireland plc*	407,752,100	43,365,959
Experian plc	539,200	7,324,303

		50,690,262

Israel—0.0%
Orbotech, Ltd.*	97,547	973,519

Italy—4.1%
Fiat Industrial S.p.A.*	2,477,878	21,158,824
Intesa Sanpaolo S.p.A.	56,680,600	94,354,710

		115,513,534

Japan—20.0%
Canon, Inc. (a)	1,902,600	84,166,052
Daiwa Securities Group, Inc. (a)	28,891,300	89,899,128
Honda Motor Co., Ltd. (a)	2,114,700	64,380,712
Meitec Corp. (a)	908,000	17,496,872
Olympus Corp. (a)	2,136,200	28,054,512
Omron Corp.	3,123,300	62,668,468
Rohm Co., Ltd. (a)	1,713,000	79,758,480
Secom Co., Ltd.	1,033,100	47,602,538
Toyota Motor Corp.	2,777,200	92,403,289

		566,430,051

Mexico—0.5%
Grupo Televisa S.A. (ADR)	655,666	$13,808,326

Netherlands—8.4%
Akzo Nobel N.V.	1,580,100	76,196,760
Heineken Holding N.V.	873,700	35,736,808
Koninklijke Ahold N.V.	3,011,400	40,587,449
Koninklijke Philips Electronics N.V.	3,976,600	83,518,483

		236,039,500

Spain—2.3%
Banco Santander S.A. (a)	8,533,000	64,614,169

Sweden—2.8%
Assa Abloy AB - Class B	3,050,500	76,466,066
Atlas Copco A.B.	161,200	3,053,261

		79,519,327

Switzerland—19.0%
Adecco S.A.* (a)	2,211,200	92,324,720
Compagnie Financiere Richemont S.A. - Class A	835,600	42,150,969
Credit Suisse Group AG*	4,533,200	106,560,002
Geberit AG*	102,600	19,787,434
Givaudan S.A.*	74,800	71,123,699
Holcim, Ltd.*	764,600	40,922,704
Kuehne & Nagel International AG	571,600	64,091,439
Nestle S.A.	1,115,200	64,142,859
Novartis AG	431,600	24,700,427
Roche Holding AG	65,500	11,097,286

		536,901,539

United Kingdom—11.7%
BAE Systems plc	3,273,800	14,439,794
Diageo plc	2,927,600	63,905,573
G4S plc	11,151,700	46,955,011
GlaxoSmithKline plc	447,900	10,216,912
Lloyds Banking Group plc*	103,313,800	41,279,327
Reed Elsevier plc	3,194,400	25,769,086
Schroders plc	2,237,400	45,483,218
Signet Jewelers, Ltd. (a)	771,492	33,914,788
Tesco plc	461,700	2,891,295
Wolseley plc	1,420,200	46,826,332

		331,681,336

Total Common Stocks (Cost $2,979,012,816)		2,615,778,898

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2011

Short-Term Investments—14.1%

Security Description	Shares/Par Amount	Value

Mutual Funds—9.1%
State Street Navigator Securities Lending Prime Portfolio (b)	258,042,896	$258,042,896

Repurchase Agreement—5.0%
Fixed Income Clearing Corp. Repurchase Agreement, dated 12/30/11 at 0.010% to be repurchased at $142,004,158 on 01/03/12, collateralized by $145,030,000 Federal Home Loan Mortgage Corp. at 0.625% due 12/23/13 with a value of $144,848,713.	$142,004,000	142,004,000

Total Short-Term Investments (Cost $400,046,896)		400,046,896

Total Investments—106.7% (Cost $3,379,059,712#)		3,015,825,794
Other Assets and Liabilities (net)—(6.7)%		(189,992,474)

Net Assets—100.0%		$2,825,833,320

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $3,408,249,892. The aggregate unrealized appreciation and depreciation of investments were $109,507,073 and $(501,931,171), respectively, resulting in net unrealized depreciation of $(392,424,098) for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $247,964,486 and the collateral received consisted of cash in the amount of $258,042,896. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2011 (Unaudited)
% of Net Assets
Commercial Banks	11.5
Automobiles	9.3
Capital Markets	8.6
Chemicals	6.3
Media	5.2
Professional Services	4.1
Beverages	3.8
Building Products	3.4
Commercial Services & Supply Industry	3.3
Office Electronics	3.0

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$104,878,535	$—	$104,878,535
Canada	30,102,024	—	—	30,102,024
France	—	242,381,868	—	242,381,868
Germany	—	242,244,908	—	242,244,908
Ireland	—	50,690,262	—	50,690,262
Israel	973,519	—	—	973,519
Italy	—	115,513,534	—	115,513,534
Japan	—	566,430,051	—	566,430,051
Mexico	13,808,326	—	—	13,808,326
Netherlands	—	236,039,500	—	236,039,500
Spain	—	64,614,169	—	64,614,169
Sweden	—	79,519,327	—	79,519,327
Switzerland	—	536,901,539	—	536,901,539
United Kingdom	33,914,788	297,766,548	—	331,681,336
Total Common Stocks	78,798,657	2,536,980,241	—	2,615,778,898
Short-Term Investments
Mutual Funds	258,042,896	—	—	258,042,896
Repurchase Agreement	—	142,004,000	—	142,004,000
Total Short-Term Investments	258,042,896	142,004,000	—	400,046,896
Total Investments	$336,841,553	$2,678,984,241	$—	$3,015,825,794

Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$77,595,179	$—	$77,595,179
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(14,985,823)	—	(14,985,823)
Total Forward Contracts (Net Unrealized Appreciation)	$—	$62,609,356	$—	$62,609,356

**	Derivative instruments such as forwards, futures contracts and swap contracts are valued on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$2,873,821,794
Repurchase Agreement	142,004,000
Cash	101
Cash denominated in foreign currencies (c)	262,375
Receivable for investments sold	8,742,202
Receivable for shares sold	1,942,441
Dividends receivable	3,530,688
Interest receivable	79
Unrealized appreciation on forward currency exchange contracts	77,595,179

Total assets	3,107,898,859

Liabilities
Payables for:
Investments purchased	6,092,110
Shares redeemed	594,130
Unrealized depreciation on forward currency exchange contracts	14,985,823
Collateral for securities loaned	258,042,896
Accrued Expenses:
Management fees	1,803,458
Distribution and service fees - Class B	201,950
Distribution and service fees - Class E	13,030
Administration fees	12,036
Custodian and accounting fees	153,652
Deferred trustees’ fees	25,067
Other expenses	141,387

Total liabilities	282,065,539

Net Assets	$2,825,833,320

Net Assets Represented by
Paid in surplus	$3,358,757,963
Accumulated net realized loss	(224,483,823)
Unrealized depreciation on investments and foreign currency transactions	(300,646,012)
Accumulated net investment loss	(7,794,808)

Net Assets	$2,825,833,320

Net Assets
Class A	$1,775,743,378
Class B	948,175,552
Class E	101,914,390
Capital Shares Outstanding*
Class A	149,897,647
Class B	81,223,169
Class E	8,683,242
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.85
Class B	11.67
Class E	11.74

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $3,237,055,712.
(b)	Includes securities loaned at value of $247,964,486.
(c)	Identified cost of cash denominated in foreign currencies was $261,940.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$73,013,699
Interest (b)	2,411,096

Total investment income	75,424,795

Expenses
Management fees	21,903,061
Administration fees	139,797
Custodian and accounting fees	1,778,074
Distribution and service fees - Class B	2,555,189
Distribution and service fees - Class E	185,035
Audit and tax services	47,595
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	183,726
Insurance	14,338
Miscellaneous	26,817

Total expenses	26,902,342
Less management fee waiver	(461,769)

Net expenses	26,440,573

Net investment income	48,984,222

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	150,349,055
Foreign currency transactions	(90,082,253)

Net realized gain on investments and foreign currency transactions	60,266,802

Net change in unrealized appreciation (depreciation) on:
Investments	(673,963,272)
Foreign currency transactions	95,795,682

Net change in unrealized depreciation on investments and foreign currency transactions	(578,167,590)

Net realized and unrealized loss on investments and foreign currency transactions	(517,900,788)

Net Decrease in Net Assets from Operations	$(468,916,566)

(a)	Net of foreign withholding taxes of $6,817,152.
(b)	Includes net income on securities loaned of $2,399,575.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$48,984,222	$26,501,406
Net realized gain on investments and foreign currency transactions	60,266,802	190,264,471
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(578,167,590)	130,560,998

Net increase (decrease) in net assets resulting from operations	(468,916,566)	347,326,875

Distributions to Shareholders
From net investment income
Class A	(400,513)	(23,569,549)
Class B	—	(14,825,565)
Class E	—	(2,584,459)

Net decrease in net assets resulting from distributions	(400,513)	(40,979,573)

Net increase in net assets from capital share transactions	704,978,288	365,315,681

Net Increase in Net Assets	235,661,209	671,662,983
Net assets at beginning of period	2,590,172,111	1,918,509,128

Net assets at end of period	$2,825,833,320	$2,590,172,111

Accumulated undistributed net investment income (loss) at end of period	$(7,794,808)	$33,703,736

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	53,922,765	$744,277,121	23,486,991	$293,268,257
Reinvestments	27,910	400,513	1,857,332	23,569,549
Redemptions	(11,389,935)	(151,755,611)	(7,841,206)	(95,907,941)

Net increase	42,560,740	$592,922,023	17,503,117	$220,929,865

Class B
Sales	18,297,689	$241,628,183	19,148,772	$236,853,011
Reinvestments	—	—	1,181,320	14,825,565
Redemptions	(8,773,603)	(114,163,384)	(8,291,750)	(99,738,952)

Net increase	9,524,086	$127,464,799	12,038,342	$151,939,624

Class E
Sales	1,095,569	$14,587,978	1,643,338	$20,345,227
Reinvestments	—	—	205,116	2,584,459
Redemptions	(2,280,440)	(29,996,512)	(2,516,305)	(30,483,494)

Net decrease	(1,184,871)	$(15,408,534)	(667,851)	$(7,553,808)

Increase derived from capital shares transactions		$704,978,288		$365,315,681

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.78	$12.05	$8.57	$17.27	$19.03

Income (Loss) from Investment Operations
Net investment income(a)	0.24	0.16	0.15	0.40	0.33
Net realized and unrealized gain (loss) on investments	(2.17)	1.83	4.17	(6.46)	(0.35)

Total from investment operations	(1.93)	1.99	4.32	(6.06)	(0.02)

Less Distributions
Distributions from net investment income	(0.00)+	(0.26)	(0.84)	(0.28)	(0.18)
Distributions from net realized capital gains	0.00	0.00	0.00	(2.36)	(1.56)

Total distributions	(0.00)+	(0.26)	(0.84)	(2.64)	(1.74)

Net Asset Value, End of Period	$11.85	$13.78	$12.05	$8.57	$17.27

Total Return (%)	(13.98)	16.67	55.46	(40.72)	(0.86)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.85	0.85	0.84	0.85	0.86
Ratio of net expenses to average net assets (%)(b)	0.83	0.84	0.83	0.85	0.86
Ratio of net investment income to average net assets (%)	1.79	1.33	1.58	3.18	1.76
Portfolio turnover rate (%)	47.8	50.7	54.7	52.7	49.6
Net assets, end of period (in millions)	$1,775.7	$1,479.3	$1,082.1	$676.3	$1,458.3

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.61	$11.91	$8.47	$17.09	$18.87

Income (Loss) from Investment Operations
Net investment income(a)	0.21	0.13	0.13	0.36	0.30
Net realized and unrealized gain (loss) on investments	(2.15)	1.81	4.11	(6.39)	(0.36)

Total from investment operations	(1.94)	1.94	4.24	(6.03)	(0.06)

Less Distributions
Distributions from net investment income	0.00	(0.24)	(0.80)	(0.23)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	(2.36)	(1.56)

Total distributions	0.00	(0.24)	(0.80)	(2.59)	(1.72)

Net Asset Value, End of Period	$11.67	$13.61	$11.91	$8.47	$17.09

Total Return (%)	(14.25)	16.42	55.06	(40.88)	(1.12)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.10	1.10	1.09	1.10	1.10
Ratio of net expenses to average net assets (%)(b)	1.08	1.09	1.08	1.10	1.10
Ratio of net investment income to average net assets (%)	1.60	1.07	1.30	2.93	1.60
Portfolio turnover rate (%)	47.8	50.7	54.7	52.7	49.6
Net assets, end of period (in millions)	$948.2	$975.9	$710.5	$433.4	$862.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.67	$11.96	$8.50	$17.14	$18.91

Income (Loss) from Investment Operations
Net investment income(a)	0.23	0.15	0.13	0.38	0.33
Net realized and unrealized gain (loss) on investments	(2.16)	1.80	4.14	(6.42)	(0.37)

Total from investment operations	(1.93)	1.95	4.27	(6.04)	(0.04)

Less Distributions
Distributions from net investment income	0.00	(0.24)	(0.81)	(0.24)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	(2.36)	(1.56)

Total distributions	0.00	(0.24)	(0.81)	(2.60)	(1.73)

Net Asset Value, End of Period	$11.74	$13.67	$11.96	$8.50	$17.14

Total Return (%)	(14.12)	16.50	55.27	(40.82)	(1.00)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	1.00	0.99	1.00	1.00
Ratio of net expenses to average net assets (%)(b)	0.98	0.99	0.98	1.00	1.00
Ratio of net investment income to average net assets (%)	1.74	1.22	1.37	3.07	1.75
Portfolio turnover rate (%)	47.8	50.7	54.7	52.7	49.6
Net assets, end of period (in millions)	$101.9	$134.9	$126.0	$81.5	$198.8

+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Advisor, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, forward transactions, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

14

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Harris Associates L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

15

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$21,903,061	0.85%	First $100 Million

	0.80%	$100 Million to $1 Billion

	0.75%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective January 1, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $1 billion. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 1, 2011, to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of 0.725% of the Portfolio’s average daily net assets in excess of $1 billion. This arrangement was voluntary for the period from January 1, 2011 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,921,091,411	$—	$1,344,106,927

During the year ended December 31, 2011, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $33,335,147.

16

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portolio’s counterparty.

At December 31, 2011, the Portfolio had the following derivatives, grouped into appropriate risk categories:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Currency	Unrealized appreciation on forward foreign currency exchange contracts	$77,595,179	Unrealized depreciation on forward foreign currency exchange contracts	$14,985,823

Transactions in derivative instruments during the year ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Currency

Foreign currency transactions	$(89,150,778)

Statement of Operations Location - Net Change in Unrealized Gain (Loss)	Currency

Foreign currency transactions	$96,074,204

For the year ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)

Foreign currency transactions	$1,225,809,724

(a)	Averages are based on activity levels during 2011.

17

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

6/20/2012	State Street Bank and Trust	8,150,000	AUD	$8,213,545	$7,505,906	$707,639

6/20/2012	State Street Bank and Trust	3,600,000	AUD	3,628,069	3,422,556	205,513

3/21/2012	State Street Bank and Trust	10,300,000	CHF	11,003,623	13,764,533	(2,760,910)

3/21/2012	State Street Bank and Trust	98,000,000	CHF	104,694,666	113,533,678	(8,839,012)

3/21/2012	State Street Bank and Trust	50,000,000	CHF	53,415,646	54,441,323	(1,025,677)

3/21/2012	State Street Bank and Trust	30,400,000	EUR	39,459,658	40,658,480	(1,198,822)

9/19/2012	State Street Bank and Trust	2,300,000,000	JPY	30,056,665	29,769,609	287,056

9/19/2012	State Street Bank and Trust	6,430,000,000	JPY	84,027,982	82,967,742	1,060,240

Net Unrealized Depreciation						$(11,563,973)

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

6/20/2012	State Street Bank and Trust	81,200,000	AUD	$81,833,112	$80,761,520	$(1,071,592)

3/21/2012	State Street Bank and Trust	140,000,000	CHF	149,563,808	161,548,465	11,984,657

3/21/2012	State Street Bank and Trust	27,300,000	CHF	29,164,943	31,885,074	2,720,131

3/21/2012	State Street Bank and Trust	165,200,000	CHF	176,485,293	196,485,386	20,000,093

3/21/2012	State Street Bank and Trust	57,500,000	CHF	61,427,992	68,865,574	7,437,582

3/21/2012	State Street Bank and Trust	89,000,000	CHF	95,079,849	108,852,523	13,772,674

3/21/2012	State Street Bank and Trust	87,500,000	EUR	113,576,318	124,932,850	11,356,532

3/21/2012	State Street Bank and Trust	37,500,000	EUR	48,675,565	54,509,250	5,833,685

9/19/2012	State Street Bank and Trust	1,900,000,000	JPY	24,829,419	25,045,807	216,388

9/19/2012	State Street Bank and Trust	2,300,000,000	JPY	30,056,665	30,129,557	72,892

9/19/2012	State Street Bank and Trust	30,380,000,000	JPY	397,009,345	398,949,442	1,940,097

9/19/2012	State Street Bank and Trust	103,500,000	SEK	14,931,711	14,841,901	(89,810)

Net Unrealized Appreciation						$74,173,329

AUD—Australian Dollar

CHF—Swiss Franc

EUR—Euro

JPY—Japanese Yen

SEK—Swedish Krona

18

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$400,513	$40,979,573	$—	$—	$400,513	$40,979,573

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$54,799,118	$—	$(392,405,052)	$(195,293,642)	$(532,899,576)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $195,293,642.

10. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation

19

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Recent Accounting Pronouncements - continued

processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

20

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Harris Oakmark International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Harris Oakmark International Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Harris Oakmark International Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

23

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Harris Oakmark International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

25

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Harris Oakmark International Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- year period ended June 30, 2011, and outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one- year period ended September 30, 2011, and outperformed its benchmark for the three- and five- year periods ended September 30, 2011. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to

26

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Harris Oakmark International Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board also noted that the Adviser had reduced the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint, effective January 1, 2009. The Board also noted that effective January 1, 2009, the Adviser began waiving an additional portion of its advisory fee on assets in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different

27

MET INVESTORS SERIES TRUST

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Harris Oakmark International Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board also took into account management’s discussion of the Portfolio’s advisory fee structure. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

28

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Invesco Small Cap Growth Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned -0.85%, -1.08%, and -1.00%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned -2.91%.

Market Environment / Conditions

The calendar year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade combined with the continuing saga surrounding the debt crisis in the Eurozone to reignite fears of a global recession. Despite occasional signs of sustained but muted growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.

Portfolio Review / Year-End Positioning

The Portfolio had marginally negative returns but outperformed versus the Russell 2000® Growth Index due primarily to strong stock selection in every sector except Financials during the reporting period.

The Portfolio outperformed by the widest margin in the Consumer Discretionary sector, primarily driven by stock selection. Tractor Supply Co. was a contributor as they effectively shifted product mix to attract more recurring business and also implemented a new customer relationship system which allowed them to more effectively market with less spending. In the consumer services industry group, weight management services provider Weight Watchers International Inc. made a solid contribution to performance. This company continued to benefit from a major overhaul of its business plan resulting in growth of on-line subscription services and meeting businesses, and ultimately revenue and earnings growth.

The Portfolio also outperformed in the Health Care sector driven by stock selection in the pharmaceutical/ biotechnology industry groups. One of the leading contributors to outperformance was Valeant Pharmaceuticals Intl Inc., a maker of pharmaceuticals in the neurology, dermatology and branded generics segments. The company benefited from strong demand for its products, as well as cost savings achieved from a significant acquisition, resulting in revenue and earnings growth. Zoll Medical Group is a manufacturer of defibrillators and body temperature management technology which also contributed to performance. Concerns that Medicare reimbursements would be cut for Zoll’s fast growing Life Vest Wearable Defibrillator product were alleviated late in the year resulting in strong stock appreciation. Another holding that made a positive contribution to performance was generic and private label over-the-counter pharmaceutical maker Perrigo Co.

Outperformance in the Materials sector was also due to stock selection. One of the leading contributors to performance in this sector was corrosion resistant products maker Carpenter Technology which continued to benefit from the new airplane build-cycle as well as improving production efficiencies.

The Portfolio did underperform in the Financials sector, driven primarily by stock selection. One of the leading detractors to performance was independent investment banking firm Greenhill & Co. Inc. Their emphasis on merger and acquisition activity was out of favor as equity markets were volatile during the period and regulatory uncertainty was high. Another detractor from performance was regional bank SVB Financial Group whose business is particularly interest rate sensitive, and was punished when the Federal Reserve Bank made an explicit commitment to low interest rates into 2013.

Throughout the year the Portfolio maintained a “barbell” strategy in positioning that provided exposure to cyclical growth opportunities as well as more defensive areas of the market. Changes during the period were moderate within this framework, however the most significant changes included reductions in the Information Technology, Consumer Discretionary and Energy sectors. Exposure to Health Care and Consumer Staples was increased although they both remain relative underweight positions.

Juliet Ellis, Senior Portfolio Manager

Juan Hartsfield, Portfolio Manager

Clay Manley, Portfolio Manager

Invesco Advisers, Inc.

1

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
TransDigm Group, Inc.	1.9
Zoll Medical Corp.	1.2
Wabtec Corp.	1.2
Nu Skin Enterprises, Inc. - Class A	1.2
CoStar Group, Inc.	1.1
BioMarin Pharmaceutical, Inc.	1.1
Salix Pharmaceuticals, Ltd.	1.0
ProAssurance Corp.	1.0
RightNow Technologies, Inc.	1.0
CommVault Systems, Inc.	1.0

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	22.6
Cyclical	19.0
Technology	18.2
Industrials	12.8
Energy	7.1
Communications	6.3
Financials	5.7
Basic Materials	4.0
Cash & Cash Equivalents	2.7
Utilities	1.6

2

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Invesco Small Cap Growth Portfolio managed by

Invesco Advisers, Inc. vs. Russell 2000 Growth Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	10 Year	Since Inception[3]
Invesco Small Cap Growth Portfolio—Class A	-0.85%	2.86%	—	4.43%
Class B	-1.08%	2.60%	4.18%	—
Class E	-1.00%	2.69%	—	4.73%
Russell 2000 Growth Index[1]	-2.91%	2.09%	4.48%	—

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A shares is 1/2/2002. Inception of the Class B shares is 10/9/2001. Inception of the Class E shares is 4/1/2002. Index returns are based on an inception date of 10/9/2001.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.87%	$1,000.00	$883.20	$4.13
Hypothetical*	0.87%	1,000.00	1,020.81	4.43

Class B(a)
Actual	1.12%	$1,000.00	$882.40	$5.31
Hypothetical*	1.12%	1,000.00	1,019.55	5.70

Class E(a)
Actual	1.02%	$1,000.00	$882.10	$4.84
Hypothetical*	1.02%	1,000.00	1,020.06	5.19

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—97.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.7%
Hexcel Corp.*	524,297	$12,693,230
TransDigm Group, Inc.*	275,319	26,342,522

		39,035,752

Air Freight & Logistics—1.6%
Forward Air Corp. (a)	323,079	10,354,682
Hub Group, Inc. - Class A* (a)	374,501	12,145,067

		22,499,749

Auto Components—1.1%
Tenneco, Inc.* (a)	275,360	8,200,221
TRW Automotive Holdings Corp.*	225,031	7,336,010

		15,536,231

Biotechnology—3.2%
Acorda Therapeutics, Inc.*	289,668	6,905,685
BioMarin Pharmaceutical, Inc.* (a)	451,545	15,524,117
Incyte Corp., Ltd.* (a)	769,293	11,547,088
United Therapeutics Corp.*	235,382	11,121,800

		45,098,690

Capital Markets—1.7%
Affiliated Managers Group, Inc.* (a)	133,889	12,846,649
Greenhill & Co., Inc. (a)	125,302	4,557,234
Stifel Financial Corp.* (a)	200,692	6,432,179

		23,836,062

Chemicals—2.7%
Intrepid Potash, Inc.*	305,715	6,918,331
Olin Corp. (a)	561,445	11,032,394
Rockwood Holdings, Inc.*	210,649	8,293,251
Solutia, Inc.*	687,097	11,873,036

		38,117,012

Commercial Banks—1.4%
Huntington Bancshares, Inc.	1,446,745	7,942,630
SVB Financial Group* (a)	248,940	11,871,949

		19,814,579

Commercial Services & Supplies—1.6%
Corrections Corp. of America* (a)	557,256	11,351,305
Tetra Tech, Inc.* (a)	524,037	11,313,959

		22,665,264

Communications Equipment—2.3%
Ciena Corp.* (a)	446,974	5,408,386
Finisar Corp.* (a)	481,695	8,065,983
NETGEAR, Inc.* (a)	321,939	10,807,492

Communications Equipment—(Continued)
Polycom, Inc.*	500,251	$8,154,091

		32,435,952

Containers & Packaging—0.6%
Greif, Inc. - Class A	187,576	8,544,087

Distributors—0.8%
Pool Corp. (a)	361,498	10,881,090

Diversified Consumer Services—0.6%
Weight Watchers International, Inc. (a)	162,217	8,923,557

Electric Utilities—0.9%
ITC Holdings Corp.	163,297	12,390,976

Electrical Equipment—0.9%
Thomas & Betts Corp.* (a)	233,178	12,731,519

Electronic Equipment, Instruments & Components—0.6%
Littelfuse, Inc. (a)	213,259	9,165,872

Energy Equipment & Services—4.6%
Atwood Oceanics, Inc.* (a)	249,356	9,921,875
Dresser-Rand Group, Inc.*	243,222	12,139,210
Dril-Quip, Inc.* (a)	181,236	11,928,953
FMC Technologies, Inc.*	250,661	13,092,024
Lufkin Industries, Inc. (a)	151,316	10,185,080
Patterson-UTI Energy, Inc.	423,221	8,455,956

		65,723,098

Food & Staples Retailing—0.7%
Ruddick Corp. (a)	247,388	10,548,624

Food Products—2.4%
B&G Foods, Inc. (a)	574,217	13,821,403
Diamond Foods, Inc.	187,216	6,041,461
Lancaster Colony Corp. (a)	198,330	13,752,202

		33,615,066

Health Care Equipment & Supplies—4.3%
Insulet Corp.* (a)	392,000	7,381,360
Masimo Corp.* (a)	435,576	8,138,737
Meridian Bioscience, Inc. (a)	342,370	6,450,251
Sirona Dental Systems, Inc.*	248,728	10,953,981
STERIS Corp. (a)	356,446	10,629,220
Zoll Medical Corp.* (a)	280,722	17,736,016

		61,289,565

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—4.9%
Centene Corp.* (a)	337,855	$13,375,679
Chemed Corp. (a)	210,029	10,755,585
Health Management Associates, Inc. - Class A*	1,025,188	7,555,636
HMS Holdings Corp.* (a)	326,842	10,452,407
MEDNAX, Inc.* (a)	150,443	10,833,400
PSS World Medical, Inc.* (a)	389,192	9,414,555
VCA Antech, Inc.* (a)	345,033	6,814,402

		69,201,664

Health Care Technology—1.4%
Allscripts Healthcare Solutions, Inc.* (a)	616,188	11,670,601
Quality Systems, Inc. (a)	213,776	7,907,574

		19,578,175

Hotels, Restaurants & Leisure—4.7%
Choice Hotels International, Inc. (a)	245,666	9,347,591
Darden Restaurants, Inc. (a)	211,430	9,636,979
Dominos Pizza, Inc.* (a)	325,452	11,049,095
Jack in the Box, Inc.* (a)	439,125	9,177,713
LIFE TIME FITNESS, Inc.* (a)	303,822	14,203,679
Penn National Gaming, Inc.* (a)	362,268	13,791,543

		67,206,600

Insurance—1.9%
Brown & Brown, Inc.	514,207	11,636,504
ProAssurance Corp. (a)	184,242	14,706,197

		26,342,701

Internet Software & Services—3.5%
Ancestry.com, Inc.* (a)	248,542	5,706,524
Open Text Corp.*	193,231	9,881,834
RightNow Technologies, Inc.* (a)	338,829	14,478,163
ValueClick, Inc.* (a)	801,739	13,060,328
WebMD Health Corp.* (a)	179,431	6,737,634

		49,864,483

IT Services—0.9%
Alliance Data Systems Corp.* (a)	129,257	13,422,047

Life Sciences Tools & Services—2.4%
Bruker Corp.*	564,494	7,011,016
PAREXEL International Corp.* (a)	516,096	10,703,831
PerkinElmer, Inc.	390,498	7,809,960
Techne Corp.	130,366	8,898,783

		34,423,590

Machinery—5.0%
Crane Co.	247,775	$11,573,570
Kennametal, Inc.	268,786	9,816,065
Lincoln Electric Holdings, Inc.	307,068	12,012,500
Lindsay Corp.	179,768	9,867,465
WABCO Holdings, Inc.*	250,879	10,888,149
Wabtec Corp.	235,507	16,473,715

		70,631,464

Metals & Mining—1.3%
Allied Nevada Gold Corp.* (a)	117,684	3,563,471
Carpenter Technology Corp.	231,472	11,916,179
Detour Gold Corp.*	140,303	3,470,148

		18,949,798

Oil, Gas & Consumable Fuels—3.2%
Bill Barrett Corp.* (a)	265,706	9,052,604
Energen Corp. (a)	208,928	10,446,400
James River Coal Co.* (a)	847,720	5,866,222
Resolute Energy Corp.* (a)	802,976	8,672,141
SandRidge Energy, Inc.* (a)	1,365,995	11,146,519

		45,183,886

Personal Products—1.1%
Nu Skin Enterprises, Inc. - Class A (a)	337,167	16,376,201

Pharmaceuticals—1.0%
Salix Pharmaceuticals, Ltd.* (a)	307,596	14,718,469

Professional Services—1.1%
CoStar Group, Inc.* (a)	241,461	16,112,692

Real Estate Investment Trusts—0.8%
Colonial Properties Trust	553,100	11,537,666

Semiconductors & Semiconductor Equipment—6.8%
Cavium, Inc.* (a)	367,107	10,436,852
Cymer, Inc.* (a)	232,571	11,572,733
Hittite Microwave Corp.* (a)	214,887	10,611,120
Microsemi Corp.*	612,056	10,251,938
PMC-Sierra, Inc.*	1,592,634	8,775,413
Power Integrations, Inc. (a)	333,295	11,052,062
Semtech Corp.* (a)	503,787	12,503,993
Teradyne, Inc.* (a)	799,306	10,894,541
Volterra Semiconductor Corp.* (a)	403,111	10,323,673

		96,422,325

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Software—10.4%
ANSYS, Inc.*	204,117	$11,691,822
Aspen Technology, Inc.* (a)	734,631	12,745,848
BroadSoft, Inc.* (a)	357,617	10,800,033
CommVault Systems, Inc.*	334,671	14,297,145
Fair Isaac Corp. (a)	333,025	11,935,616
Informatica Corp.*	377,733	13,949,680
Interactive Intelligence Group* (a)	290,613	6,660,850
Manhattan Associates, Inc.* (a)	339,654	13,749,194
MICROS Systems, Inc.*	277,426	12,922,503
Parametric Technology Corp.*	426,400	7,786,064
Quest Software, Inc.* (a)	496,214	9,229,580
Solarwinds, Inc.* (a)	510,709	14,274,317
Websense, Inc.* (a)	435,219	8,151,652

		148,194,304

Specialty Retail—6.8%
Dick’s Sporting Goods, Inc. (a)	289,642	10,681,997
DSW, Inc. - Class A (a)	226,360	10,007,376
Foot Locker, Inc.	454,690	10,839,809
GameStop Corp. - Class A*	404,901	9,770,261
Group 1 Automotive, Inc. (a)	219,106	11,349,691
Monro Muffler Brake, Inc. (a)	282,458	10,956,546
Tractor Supply Co.	147,713	10,362,067
Urban Outfitters, Inc.*	391,460	10,788,638
Vitamin Shoppe, Inc.* (a)	287,496	11,465,340

		96,221,725

Textiles, Apparel & Luxury Goods—2.9%
Maidenform Brands, Inc.* (a)	427,601	7,825,098
Michael Kors Holdings, Ltd.*	323,903	8,826,357
Steven Madden, Ltd.* (a)	372,369	12,846,730
Under Armour, Inc. - Class A* (a)	168,926	12,127,198

		41,625,383

Trading Companies & Distributors—1.6%
Watsco, Inc. (a)	175,424	11,518,340
WESCO International, Inc.* (a)	205,029	10,868,587

		22,386,927

Wireless Telecommunication Services—0.9%
SBA Communications Corp. - Class A* (a)	287,297	12,342,279

Total Common Stocks (Cost $1,219,147,758)		1,383,595,124

Short-Term Investments—29.7%

Security Description	Shares/Par Amount	Value

Mutual Funds—27.0%
State Street Navigator Securities Lending Prime Portfolio (b)	384,038,245	$384,038,245

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $38,499,043 on 01/03/12, collateralized by $38,365,000 Freddie Mac at 1.375% due 02/25/14 with a value of $39,269,800	$38,499,000	38,499,000

Total Short-Term Investments (Cost $422,537,245)		422,537,245

Total Investments—127.0% (Cost $1,641,685,003#)		1,806,132,369
Other Assets and Liabilities (net)—(27.0)%		(383,731,431)

Net Assets—100.0%		$1,422,400,938

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,642,423,394. The aggregate unrealized appreciation of investments was $163,708,975, resulting in net unrealized appreciation of $163,708,975 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $374,439,369 and the collateral received consisted of cash in the amount of $384,038,245 and non-cash collateral with a value of $1,473,692. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,383,595,124	$—	$—	$1,383,595,124
Short-Term Investments
Mutual Funds	384,038,245	—	—	384,038,245
Repurchase Agreement	—	38,499,000	—	38,499,000
Total Short-Term Investments	384,038,245	38,499,000	—	422,537,245
Total Investments	$1,767,633,369	$38,499,000	$—	$1,806,132,369

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$1,767,633,369
Repurchase Agreement	38,499,000
Cash	590
Receivable for investments sold	2,655,204
Receivable for shares sold	510,331
Dividends receivable	510,201

Total assets	1,809,808,695

Liabilities
Payables for:
Investments purchased	2,028,108
Shares redeemed	162,806
Collateral for securities loaned	384,038,245
Accrued Expenses:
Management fees	997,727
Distribution and service fees - Class B	63,410
Distribution and service fees - Class E	1,441
Administration fees	5,982
Custodian and accounting fees	10,562
Deferred trustees’ fees	25,067
Other expenses	74,409

Total liabilities	387,407,757

Net Assets	$1,422,400,938

Net Assets Represented by
Paid in surplus	$1,163,158,292
Accumulated net realized gain	94,820,347
Unrealized appreciation on investments	164,447,366
Accumulated net investment loss	(25,067)

Net Assets	$1,422,400,938

Net Assets
Class A	$1,111,792,408
Class B	299,380,440
Class E	11,228,090
Capital Shares Outstanding*
Class A	79,008,603
Class B	21,806,089
Class E	806,414
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.07
Class B	13.73
Class E	13.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,603,186,003.
(b)	Includes securities loaned at value of $374,439,369.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends	$8,591,271
Interest (a)	711,547

Total investment income	9,302,818

Expenses
Management fees	12,089,647
Administration fees	71,923
Custodian and accounting fees	126,245
Distribution and service fees - Class B	757,602
Distribution and service fees - Class E	18,444
Audit and tax services	33,073
Legal	33,286
Trustees’ fees and expenses	35,423
Shareholder reporting	85,799
Insurance	9,825
Miscellaneous	14,918

Total expenses	13,276,185
Less management fee waiver	(125,000)
Less broker commission recapture	(54,435)

Net expenses	13,096,750

Net investment loss	(3,793,932)

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	110,455,036
Futures contracts	393,689
Foreign currency transactions	(4,698)

Net realized gain on investments, futures contracts and foreign currency transactions	110,844,027

Net change in unrealized depreciation on investments	(117,350,057)

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(6,506,030)

Net Decrease in Net Assets from Operations	$(10,299,962)

(a)	Includes net income on securities loaned of $707,315.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(3,793,932)	$(3,050,818)
Net realized gain on investments, futures contracts and foreign currency transactions	110,844,027	45,968,597
Net change in unrealized appreciation (depreciation) on investments	(117,350,057)	225,679,310

Net increase (decrease) in net assets resulting from operations	(10,299,962)	268,597,089

Net increase in net assets from capital share transactions	64,525,269	147,448,227

Net Increase in Net Assets	54,225,307	416,045,316
Net assets at beginning of period	1,368,175,631	952,130,315

Net assets at end of period	$1,422,400,938	$1,368,175,631

Accumulated net investment loss at end of period	$(25,067)	$(16,302)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	18,148,441	$276,460,522	17,953,985	$223,521,618
Redemptions	(14,841,203)	(232,899,236)	(6,360,093)	(76,858,650)

Net increase	3,307,238	$43,561,286	11,593,892	$146,662,968

Class B
Sales	5,682,360	$81,409,806	4,250,820	$50,930,540
Redemptions	(4,217,300)	(60,442,769)	(4,076,975)	(47,816,161)

Net increase	1,465,060	$20,967,037	173,845	$3,114,379

Class E
Sales	329,552	$4,950,941	129,631	$1,557,646
Redemptions	(338,211)	(4,953,995)	(327,066)	(3,886,766)

Net decrease	(8,659)	$(3,054)	(197,435)	$(2,329,120)

Increase derived from capital shares transactions		$64,525,269		$147,448,227

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.19	$11.22	$8.36	$14.86	$13.53

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.03)	(0.03)	0.00 +	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.09)	3.00	2.86	(5.35)	1.60

Total from investment operations	(0.12)	2.97	2.86	(5.36)	1.54

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(1.14)	(0.21)

Total distributions	0.00	0.00	0.00	(1.14)	(0.21)

Net Asset Value, End of Period	$14.07	$14.19	$11.22	$8.36	$14.86

Total Return (%)	(0.85)	26.47	34.21	(38.60)	11.40

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.88	0.89	0.90	0.89	0.92
Ratio of net expenses to average net assets (%)(b)	0.87	0.87	0.90	0.89	0.92
Ratio of net investment income (loss) to average net assets (%)	(0.21)	(0.22)	0.03	(0.07)	(0.42)
Portfolio turnover rate (%)	40.2	35.8	31.4	43.0	33.6
Net assets, end of period (in millions)	$1,111.8	$1,074.4	$719.1	$371.6	$587.1

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.88	$11.00	$8.22	$14.66	$13.39

Income (Loss) from Investment Operations
Net investment loss(a)	(0.07)	(0.06)	(0.02)	(0.04)	(0.10)
Net realized and unrealized gain (loss) on investments	(0.08)	2.94	2.80	(5.26)	1.58

Total from investment operations	(0.15)	2.88	2.78	(5.30)	1.48

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(1.14)	(0.21)

Total distributions	0.00	0.00	0.00	(1.14)	(0.21)

Net Asset Value, End of Period	$13.73	$13.88	$11.00	$8.22	$14.66

Total Return (%)	(1.08)	26.18	33.82	(38.73)	11.07

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.13	1.14	1.15	1.14	1.17
Ratio of net expenses to average net assets (%)(b)	1.12	1.12	1.15	1.14	1.16
Ratio of net investment income to average net assets (%)	(0.46)	(0.47)	(0.23)	(0.33)	(0.69)
Portfolio turnover rate (%)	40.2	35.8	31.4	43.0	33.6
Net assets, end of period (in millions)	$299.4	$282.4	$221.8	$159.7	$292.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.06	$11.13	$8.31	$14.80	$13.50

Income (Loss) from Investment Operations
Net investment loss(a)	(0.05)	(0.05)	(0.01)	(0.03)	(0.09)
Net realized and unrealized gain (loss) on investments	(0.09)	2.98	2.83	(5.32)	1.60

Total from investment operations	(0.14)	2.93	2.82	(5.35)	1.51

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(1.14)	(0.21)

Total distributions	0.00	0.00	0.00	(1.14)	(0.21)

Net Asset Value, End of Period	$13.92	$14.06	$11.13	$8.31	$14.80

Total Return (%)	(1.00)	26.33	33.94	(38.70)	11.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	1.04	1.05	1.04	1.07
Ratio of net expenses to average net assets (%)(b)	1.02	1.02	1.05	1.04	1.07
Ratio of net investment income to average net assets (%)	(0.36)	(0.38)	(0.13)	(0.23)	(0.58)
Portfolio turnover rate (%)	40.2	35.8	31.4	43.0	33.6
Net assets, end of period (in millions)	$11.2	$11.5	$11.3	$9.3	$17.9

+	Net investment income was less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Advisor, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, futures transactions, deferred trustees’ compensation, capital loss carryforwards, passive foreign investment companies (PFICs), Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

14

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under the arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$12,089,647	0.88%	First $500 Million

	0.83%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective November 12, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $250 million but less than

15

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

$500 million. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 1, 2011, to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of 0.830% of the Portfolio’s average daily net assets in excess of $250 million up to $500 million. This arrangement was voluntary for the period from January 1, 2011 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$607,084,266	$—	$563,217,028

During the year ended December 31, 2011, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $13,168,655 and resulted in a realized gain of $4,584,199. The Portfolio also engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $1,817,056 in Purchases and $653,948 in Sales of investments which are included above.

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio had bought and sold $31,317,297 in equity index futures contracts.

16

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $393,689 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$—	$—	$—	$—	$—	$—

There were no distributions paid for the years ending December 31, 2011 and 2010.

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$95,558,736	$163,708,975	$—	$259,267,711

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

17

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements - continued

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

18

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Small Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Small Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Invesco Small Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Invesco Small Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

23

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Invesco Small Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-, three- and five- year periods ended June 30, 2011. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three- and five- year periods ended September 30, 2011. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as

24

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Invesco Small Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median, above the Expense Universe median, and below the Sub-advised Expense Universe median and that total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that management had previously implemented a reduction to the Portfolio’s advisory and sub-advisory fee schedules. The Board also noted that the Adviser had previously negotiated a further reduction to the Portfolio’s sub-advisory fee schedule by lowering the level at which breakpoints took effect and that the Adviser began waiving an additional portion of its advisory fee in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level. The Board also noted that the Adviser had waived fees and/or reimbursed expenses during the past year. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for shareholders to benefit from the sub-advisory fee reduction effective January 1, 2012. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule

25

MET INVESTORS SERIES TRUST

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Invesco Small Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board also took into account management’s discussion of the Portfolio’s advisory fee structure. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fee was above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Janus Forty Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Managed by Janus Capital Management LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Janus Forty Portfolio returned -7.32%, -7.54%, and -7.45%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 2.64%.

Market Environment/Conditions

Volatility and correlations remained near record levels as the markets traded around geopolitical and macroeconomic issues, including fears of a recession in Europe and hard landing in China. While the U.S. recovery remains fragile, leading economic indicators and consumer confidence showed signs of improvement in the fourth quarter. U.S. stocks recovered toward the end of the year to finish the period with modest gains.

Portfolio Review/Year-End Positioning

The Portfolio’s holdings in Information Technology declined overall and were the weakest sector versus the index. Some large- and mega-cap names that we did not own were large outperformers in the benchmark, hurting relative performance. We believe the long-term growth drivers of our holdings remain intact, however, and we maintained most positions.

Our Energy holdings declined in absolute terms and underperformed the benchmark, mainly due to weak relative performance in two energy field services companies. The stocks declined amid concerns of overcapacity in the industry. In the long term, we feel the oil-field services companies are a natural beneficiary of increased drilling activity in North America. Much of the world’s easy-to-extract oil has been found and companies are now tapping on-shore, horizontal shale formations for new production. We think this is resulting in greater usage of services and equipment, creating a long-term opportunity for companies with exposure to these trends.

On a positive note, the Portfolio’s selections within Industrials rose overall and outperformed the benchmark. We think our holdings have good pricing opportunities and competitive moats that should enable them to create value long-term. Our position in a freight transportation and logistics company illustrates our approach. The company has expanded historically while protecting margins and returns on invested capital. It also operates in a highly fragmented industry, providing ample opportunity to consolidate and gain market share. Revenues from its top 500 customers are growing faster than its overall sales, and its share of logistics spending by these customers remains below 10%, providing plenty of room for expansion as the company sells more integrated and complete solutions.

Detractors

The largest relative detractor over the period was Ivanhoe Mines, Ltd. Ivanhoe is an international mineral exploration and development company that is levered to copper prices. The company has one of the largest new copper discoveries in close proximity to one of the largest customers of copper—China. We think this puts Ivanhoe Mines, Ltd. in a uniquely strong position to benefit from China’s growth.

Ford Motor Co. was weak. While the stock price declined, the company has continued to improve its business. It has cut capacity, lowered labor costs and improved profitability. We like the automaker’s improved financial position and potential to benefit from the ongoing recovery in auto sales.

EMC Corp. detracted from relative results. The enterprise storage products company declined on concerns of weakening hardware demand. In the long term, the company’s product portfolio in hardware and software is well positioned to benefit from improving fundamentals in high-end and mid-range storage, which has become one of the fastest growth areas of enterprise information technology.

Contributors

Apple, Inc. was a top contributor for the year and remained a top position in the Portfolio largely because of its highly successful line of differentiated mobile computing products, from the iPad to the iPhone, and because of its growing market share in personal computers. The company continues to leverage its vertical integration, innovate its product portfolio and demonstrate sales strength in international markets.

News Corp. rose during the period, overcoming weakness in the stock after the global media company became involved in a phone-hacking scandal involving one of its newspapers in the U.K. While we continue to monitor the situation, we feel the company’s non-newspaper businesses continue to be strong and are well positioned to gain market share. We also like the company’s role as a provider of content, which we think will be highly valued going forward.

Limited Brands, Inc. recorded strong gains. We like the specialty retailer for its dominant and growing market share in intimate apparel and personal care categories in the U.S. We also appreciate Limited Brands, Inc.’s international expansion opportunities and that management is returning capital to shareholders.

Portfolio Positioning

At the end of the 12-month period, the Portfolio was overweight in Information Technology, Financials and Health Care, and underweight in Energy and Consumer Staples. The Portfolio’s performance was disappointing in the year. Many of our holdings have continued to perform well from an operating perspective yet their stock prices have not responded as much as we had expected. We maintain a high level of conviction in our holdings, which consist of businesses with long-duration growth opportunities, potential for share gains and competitive advantages.

Ron Sachs, CFA

Portfolio Manager

Janus Capital Management LLC

1

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Managed by Janus Capital Management LLC

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Apple, Inc.	9.4
eBay, Inc.	7.7
Celgene Corp.	7.6
Medco Health Solutions, Inc.	5.7
FANUC Corp.	4.6
News Corp. - Class A	4.3
Limited Brands, Inc.	3.9
Microsoft Corp.	3.8
Ivanhoe Mines, Ltd.	3.7
United Parcel Service, Inc. - Class B	3.5

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	21.2
Technology	19.2
Industrials	16.2
Communications	15.4
Cyclical	12.0
Financials	6.2
Basic Materials	3.7
Energy	3.6
Cash & Cash Equivalents	2.5

2

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Janus Forty Portfolio managed by

Janus Capital Management LLC vs.

Russell 1000 Growth Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	10 Year	Since Inception[3]
Janus Forty Portfolio—Class A	-7.32%	2.00%	4.17%	—
Class B	-7.54%	—	—	0.51%
Class E	-7.45%	—	—	0.61%
Russell 1000 Growth Index[1]	2.64%	2.50%	2.60%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A shares is 3/19/1982. Inception of Class B and Class E shares is 4/28/2007.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.67%	$1,000.00	$906.40	$3.22
Hypothetical*	0.67%	1,000.00	1,021.82	3.41

Class B
Actual	0.92%	$1,000.00	$905.30	$4.42
Hypothetical*	0.92%	1,000.00	1,020.56	4.69

Class E
Actual	0.82%	$1,000.00	$905.80	$3.94
Hypothetical*	0.82%	1,000.00	1,021.07	4.18

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.7%
Precision Castparts Corp. (a)	268,275	$44,209,037

Air Freight & Logistics—5.8%
C.H. Robinson Worldwide, Inc. (a)	528,450	36,875,241
United Parcel Service, Inc. - Class B (a)	791,240	57,910,856

		94,786,097

Automobiles—2.0%
Ford Motor Co.* (a)	3,116,485	33,533,379

Beverages—2.0%
Anheuser-Busch InBev N.V.	271,272	16,604,388
Pernod Ricard S.A. (a)	182,378	16,918,000

		33,522,388

Biotechnology—8.8%
Celgene Corp.*	1,839,216	124,331,001
Vertex Pharmaceuticals, Inc.*	605,475	20,107,825

		144,438,826

Capital Markets—1.3%
Charles Schwab Corp. (The) (a)	1,944,461	21,894,631

Commercial Banks—1.6%
Standard Chartered plc	1,172,533	25,538,033

Commercial Services & Supplies—2.0%
Iron Mountain, Inc. (a)	1,063,525	32,756,570

Computers & Peripherals—13.0%
Apple, Inc.*	381,063	154,330,515
EMC Corp.*	2,679,805	57,723,000

		212,053,515

Electronic Equipment, Instruments & Components—3.1%
Amphenol Corp. - Class A	398,715	18,097,674
TE Connectivity, Ltd.	1,088,095	33,524,207

		51,621,881

Energy Equipment & Services—1.8%
Baker Hughes, Inc.	334,540	16,272,026
Halliburton Co.	376,050	12,977,485

		29,249,511

Health Care Providers & Services—8.4%
Express Scripts, Inc.*	992,880	44,371,807
Medco Health Solutions, Inc.*	1,662,042	92,908,148

		137,279,955

Hotels, Restaurants & Leisure—1.8%
MGM Resorts International* (a)	2,841,027	$29,631,912

Insurance—3.3%
AIA Group, Ltd.	7,979,800	24,870,993
Prudential plc	2,923,614	28,818,014

		53,689,007

Internet & Catalog Retail—0.8%
Amazon.com, Inc.*	71,995	12,462,334

Internet Software & Services—7.7%
eBay, Inc.*	4,158,775	126,135,646

Machinery—4.6%
FANUC Corp.	488,200	74,601,899

Media—4.3%
News Corp. - Class A	3,932,815	70,161,420

Metals & Mining—3.7%
Ivanhoe Mines, Ltd.* (a)	3,436,057	60,886,930

Oil, Gas & Consumable Fuels—1.8%
Southwestern Energy Co.* (a)	932,560	29,785,966

Software—6.3%
Microsoft Corp.	2,392,500	62,109,300
Oracle Corp.	1,577,101	40,452,641

		102,561,941

Specialty Retail—3.9%
Limited Brands, Inc. (a)	1,585,510	63,975,328

Textiles, Apparel & Luxury Goods—4.3%
Compagnie Financiere Richemont S.A. - Class A	699,013	35,260,980
NIKE, Inc. - Class B	250,380	24,129,121
Prada S.p.A.*	2,350,500	10,572,780

		69,962,881

Wireless Telecommunication Services—2.6%
Crown Castle International Corp.*	964,250	43,198,400

Total Common Stocks (Cost $1,442,945,251)		1,597,937,487

Short-Term Investments—5.6%

Mutual Funds—3.1%
State Street Navigator Securities Lending Prime Portfolio (b)	50,369,793	50,369,793

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Schedule of Investments as of December 31, 2011

Short-Term Investments—(Continued)

Security Description	Par Amount	Value

Repurchase Agreement—2.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $40,251,045 on 01/03/12, collateralized by $8,200,000 U.S. Treasury Note at 2.500% due 03/31/13 with a value of $8,487,000; and by $31,970,000 U.S. Treasury Note at 1.375% due 01/15/13 with a value of $32,569,438.	$40,251,000	$40,251,000

Total Short-Term Investments (Cost $90,620,793)		90,620,793

Total Investments—103.2% (Cost $1,533,566,044#)		1,688,558,280
Other Assets and Liabilities (net)—(3.2)%		(51,787,276)

Net Assets—100.0%		$1,636,771,004

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,561,876,340. The aggregate unrealized appreciation and depreciation of investments were $273,261,088 and $(146,579,148), respectively, resulting in net unrealized appreciation of $126,681,940 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $48,963,520 and the collateral received consisted of cash in the amount of $50,369,793 and non-cash collateral with a value of $18,948. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$44,209,037	$—	$—	$44,209,037
Air Freight & Logistics	94,786,097	—	—	94,786,097
Automobiles	33,533,379	—	—	33,533,379
Beverages	—	33,522,388	—	33,522,388
Biotechnology	144,438,826	—	—	144,438,826
Capital Markets	21,894,631	—	—	21,894,631
Commercial Banks	—	25,538,033	—	25,538,033
Commercial Services & Supplies	32,756,570	—	—	32,756,570
Computers & Peripherals	212,053,515	—	—	212,053,515
Electronic Equipment, Instruments & Components	51,621,881	—	—	51,621,881
Energy Equipment & Services	29,249,511	—	—	29,249,511
Health Care Providers & Services	137,279,955	—	—	137,279,955
Hotels, Restaurants & Leisure	29,631,912	—	—	29,631,912
Insurance	—	53,689,007	—	53,689,007
Internet & Catalog Retail	12,462,334	—	—	12,462,334
Internet Software & Services	126,135,646	—	—	126,135,646
Machinery	—	74,601,899	—	74,601,899
Media	70,161,420	—	—	70,161,420
Metals & Mining	60,886,930	—	—	60,886,930
Oil, Gas & Consumable Fuels	29,785,966	—	—	29,785,966
Software	102,561,941	—	—	102,561,941
Specialty Retail	63,975,328	—	—	63,975,328
Textiles, Apparel & Luxury Goods	24,129,121	45,833,760	—	69,962,881
Wireless Telecommunication Services	43,198,400	—	—	43,198,400
Total Common Stocks	1,364,752,400	233,185,087	—	1,597,937,487
Short-Term Investments
Mutual Funds	50,369,793	—	—	50,369,793
Repurchase Agreement	—	40,251,000	—	40,251,000
Total Short-Term Investments	50,369,793	40,251,000	—	90,620,793
Total Investments	$1,415,122,193	$273,436,087	$—	$1,688,558,280

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$1,648,307,280
Repurchase Agreement	40,251,000
Cash	273
Cash denominated in foreign currencies (c)	10,984
Receivable for shares sold	45,740
Dividends receivable	971,971

Total assets	1,689,587,248

Liabilities
Payables for:
Investments purchased	199,556
Shares redeemed	1,103,298
Collateral for securities loaned	50,369,793
Accrued Expenses:
Management fees	880,340
Distribution and service fees - Class B	82,841
Distribution and service fees - Class E	4,248
Administration fees	6,977
Custodian and accounting fees	19,712
Deferred trustees’ fees	25,068
Other expenses	124,411

Total liabilities	52,816,244

Net Assets	$1,636,771,004

Net Assets Represented by
Paid in surplus	$1,583,557,093
Accumulated net realized loss	(80,744,153)
Unrealized appreciation on investments and foreign currency transactions	155,009,720
Distributions in excess of net investment income	(21,051,656)

Net Assets	$1,636,771,004

Net Assets
Class A	$1,213,808,347
Class B	389,794,573
Class E	33,168,084
Capital Shares Outstanding*
Class A	19,069,692
Class B	6,397,576
Class E	534,130
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$63.65
Class B	60.93
Class E	62.10

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,493,315,044.
(b)	Includes securities loaned at value of $48,963,520.
(c)	Identified cost of cash denominated in foreign currencies was $11,001.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$20,025,097
Interest (b)	322,534

Total investment income	20,347,631

Expenses
Management fees	11,296,228
Administration fees	89,827
Custodian and accounting fees	281,322
Distribution and service fees - Class B	1,038,783
Distribution and service fees - Class E	59,629
Audit and tax services	33,283
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	157,717
Insurance	6,409
Miscellaneous	23,432

Total expenses	13,055,340
Less broker commission recapture	(62,539)

Net expenses	12,992,801

Net investment income	7,354,830

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	76,011,891
Foreign currency transactions	(292,502)

Net realized gain on investments and foreign currency transactions	75,719,389

Net change in unrealized appreciation (depreciation) on:
Investments	(217,769,809)
Foreign currency transactions	4,476

Net change in unrealized depreciation on investments and foreign currency transactions	(217,765,333)

Net realized and unrealized loss on investments and foreign currency transactions	(142,045,944)

Net Decrease in Net Assets from Operations	$(134,691,114)

(a)	Net of foreign withholding taxes of $332,861.
(b)	Includes net income on securities loaned of $316,240.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$7,354,830	$6,835,375
Net realized gain on investments and foreign currency transactions	75,719,389	81,925,781
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(217,765,333)	65,294,359

Net increase (decrease) in net assets resulting from operations	(134,691,114)	154,055,515

Distributions to Shareholders
From net investment income
Class A	(24,186,431)	(21,788,373)
Class B	(6,932,714)	(5,443,335)
Class E	(697,884)	(821,257)

Net decrease in net assets resulting from distributions	(31,817,029)	(28,052,965)

Net increase (decrease) in net assets from capital share transactions	(59,233,284)	99,131,273

Net Increase (Decrease) in Net Assets	(225,741,427)	225,133,823
Net assets at beginning of period	1,862,512,431	1,637,378,608

Net assets at end of period	$1,636,771,004	$1,862,512,431

Distributions in excess of net investment income at end of period	$(21,051,656)	$(830,993)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	2,700,929	$193,097,660	3,153,553	$208,240,987
Reinvestments	342,535	24,186,431	323,030	21,788,373
Redemptions	(3,944,931)	(274,494,024)	(3,143,967)	(199,608,209)

Net increase (decrease)	(901,467)	$(57,209,933)	332,616	$30,421,151

Class B
Sales	1,192,513	$78,129,937	2,136,927	$131,979,073
Reinvestments	102,388	6,932,714	84,054	5,443,335
Redemptions	(1,176,730)	(77,120,781)	(1,005,927)	(61,298,113)

Net increase	118,171	$7,941,870	1,215,054	$76,124,295

Class E
Sales	53,272	$3,495,468	90,728	$5,706,453
Reinvestments	10,120	697,884	12,464	821,257
Redemptions	(211,291)	(14,158,573)	(223,719)	(13,941,883)

Net decrease	(147,899)	$(9,965,221)	(120,527)	$(7,414,173)

Increase (decrease) derived from capital shares transactions		$(59,233,284)		$99,131,273

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$69.87	$64.76	$45.22	$83.81	$77.64

Income (Loss) from Investment Operations
Net investment income(a)	0.32	0.29	0.07	0.02	0.17
Net realized and unrealized gain (loss) on investments	(5.32)	5.94	19.47	(32.34)	20.21

Total from investment operations	(5.00)	6.23	19.54	(32.32)	20.38

Less Distributions
Distributions from net investment income	(1.22)	(1.12)	0.00	(4.38)	(0.15)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.89)	(14.06)

Total distributions	(1.22)	(1.12)	0.00	(6.27)	(14.21)

Net Asset Value, End of Period	$63.65	$69.87	$64.76	$45.22	$83.81

Total Return (%)	(7.32)	9.68	43.21	(41.85)	30.46

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	0.67	0.68	0.67	0.70
Ratio of net expenses to average net assets (%)(c)	0.66	0.67	0.68	0.67	0.69
Ratio of net investment income to average net assets (%)	0.47	0.46	0.12	0.02	0.23
Portfolio turnover rate (%)	47.1	41.3	27.0	61.2	30.1
Net assets, end of period (in millions)	$1,213.8	$1,395.5	$1,271.8	$627.8	$1,122.3

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$66.97	$62.17	$43.52	$81.06	$66.33

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.15	0.14	(0.07)	(0.17)	(0.11)
Net realized and unrealized gain (loss) on investments	(5.10)	5.68	18.72	(31.12)	14.84

Total from investment operations	(4.95)	5.82	18.65	(31.29)	14.73

Less Distributions
Distributions from net investment income	(1.09)	(1.02)	0.00	(4.36)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(1.89)	0.00

Total distributions	(1.09)	(1.02)	0.00	(6.25)	0.00

Net Asset Value, End of Period	$60.93	$66.97	$62.17	$43.52	$81.06

Total Return (%)	(7.54)	9.40	42.85	(41.99)	22.21

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.91	0.92	0.93	0.93	0.96 *
Ratio of net expenses to average net assets (%)(c)	0.91	0.92	0.93	0.93	0.96 *
Ratio of net investment income to average net assets (%)	0.22	0.23	(0.13)	(0.27)	(0.21)*
Portfolio turnover rate (%)	47.1	41.3	27.0	61.2	30.1
Net assets, end of period (in millions)	$389.8	$420.5	$314.8	$136.4	$47.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$68.19	$63.25	$44.23	$82.22	$67.23

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.20	0.19	(0.02)	(0.10)	(0.05)
Net realized and unrealized gain (loss) on investments	(5.18)	5.80	19.04	(31.63)	15.04

Total from investment operations	(4.98)	5.99	19.02	(31.73)	14.99

Less Distributions
Distributions from net investment income	(1.11)	(1.05)	0.00	(4.37)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(1.89)	0.00

Total distributions	(1.11)	(1.05)	0.00	(6.26)	0.00

Net Asset Value, End of Period	$62.10	$68.19	$63.25	$44.23	$82.22

Total Return (%)	(7.45)	9.50	43.00	(41.94)	22.30

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.81	0.82	0.83	0.83	0.86	*
Ratio of net expenses to average net assets (%)(c)	0.81	0.82	0.83	0.82	0.86	*
Ratio of net investment income to average net assets (%)	0.30	0.30	(0.03)	(0.15)	(0.10	)*
Portfolio turnover rate (%)	47.1	41.3	27.0	61.2	30.1
Net assets, end of period (in millions)	$33.2	$46.5	$50.8	$27.8	$14.6

*	Annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/28/2007.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Janus Forty Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFICs), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

13

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Janus Capital Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

14

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$11,296,228	0.65%	First $1 Billion

	0.60%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$825,847,723	$—	$841,938,852

During the year ended December 31, 2011, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $6,362,796.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio;

15

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Market, Credit and Counterparty Risk - continued

conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$31,817,029	$28,052,965	$—	$—	$31,817,029	$28,052,965

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$7,008,400	$—	$126,699,445	$(80,468,867)	$53,238,978

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2012		Expiring 12/31/2017	Total

$52,569,301	*	$27,899,566	$80,468,867

* The Portfolio acquired capital losses in a merger with the Capital Appreciation Fund, a series of The Travelers Series Trust, on May 1, 2006.

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are

16

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Recent Accounting Pronouncements - continued

effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

17

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Janus Forty Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Janus Forty Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Janus Forty Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Janus Forty Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

22

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Janus Forty Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three- year periods ended June 30, 2011, and outperformed the median of its Performance Universe and its Lipper Index for the five-year period ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one- and three- year periods ended September 30, 2011, and outperformed the Russell 1000 Growth Index for the five-year period ended September 30, 2011. The Board also took into account management’s discussion of the Portfolio’s performance, including that the performance of the Portfolio over the long-term has been solid. The Board also took into account management’s discussion of the peer group in which the Portfolio was placed for the Lipper Report. The Board also noted the continued monitoring of the Portfolio. Based on its review, the Board concluded that the Portfolio’s underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing

23

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Janus Forty Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for shareholders to benefit from the additional breakpoint being implemented at sub-advisory fee level effective January 1, 2012. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that

24

MET INVESTORS SERIES TRUST

Janus Forty Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Janus Forty Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Lazard Mid Cap Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Managed by Lazard Asset Management LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Lazard Mid Cap Portfolio returned -5.13%, -5.28%, and -5.27%, respectively. The Portfolio’s benchmark, the Russell Midcap Index1, returned -1.55%.

Market Environment/Conditions

The market’s annual results veiled its high volatility, which was largely driven by macroeconomic events. In particular, the sovereign debt crisis in the Eurozone, concerns about inflation in the emerging markets and a hard landing in China, and political disputes by United States (“U.S.”) congressional leaders over the nation’s debt ceiling and the country’s subsequent long-term credit downgrade affected the market. However, corporate earnings continued to be a bright spot in the uncertain market environment, as companies, particularly those in the United States, have been actively reducing costs and capital expenditures to ensure strong profitability and cash generation, even in a lackluster economic environment. Although the outcome of the European Union summit lacked full details, it appeared to be a step toward greater economic integration, which is vital for a comprehensive solution to the sovereign debt crisis, in our view. Additionally, investors were heartened as U.S. economic data strengthened over the last several weeks of 2011. Claims for new unemployment benefits have fallen, and both industrial production and consumer spending have increased. Sector leadership for the year in the Russell Midcap Index1 was led by the traditionally more defensive Utilities and Consumer Staples sectors.

Portfolio Review/Year-End Positioning

Stock selection in the Health Care sector detracted from performance. Shares of pharmaceutical company Warner Chilcott plc declined on investor concerns over the firm’s levered balance sheet, a Food & Drug Administration review of its osteoporosis drugs, and the risk of generic competition for an oral acne drug. We are comfortable with Warner Chilcott’s debt, as the company does not have maturities until 2016 and has excellent free cash flow, in our view. We also believe that the worries surrounding the company’s products are manageable. Stock selection in the Materials sector also hurt returns.

Stock selection in the Information Technology sector contributed to the Portfolio’s performance. Shares of Motorola Mobility Holdings, the spin-off of Motorola’s wireless and cable business, climbed after Google forged a deal to buy the company for $12.5 billion. The deal, which must be approved by the Justice Department, is expected to close in early 2012. A lack of exposure to telecom services also helped returns, as the sector was the worst performer in the index during the year.

Shares of salt maker Compass Minerals International, Inc. declined on macroeconomic and weather-related concerns. We believe the company has a strong balance sheet and good growth potential.

We continue to find what we believe are great investment opportunities, companies with excellent organic cash flow, strong balance sheets and operational flexibility, which also have attractive valuations. We believe these characteristics should enable the companies to persevere through volatility and be rewarded appropriately for their resilience when the major macro, political and regulatory concerns currently affecting the market have become less prominent in investors’ minds.

Robert A. Failla, Portfolio Manager/Analyst

Christopher H. Blake, Portfolio Manager/Analyst

Daniel P. Breslin, Portfolio Manager/Analyst

Martin Flood, Portfolio Manager/Analyst

Andrew D. Lacey, Portfolio Manager/Analyst

Lazard Asset Management LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Managed by Lazard Asset Management LLC

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
CMS Energy Corp.	3.1
Ameriprise Financial, Inc.	2.9
Energizer Holdings, Inc.	2.8
Wisconsin Energy Corp.	2.5
Dover Corp.	2.5
Thomas & Betts Corp.	2.4
Molson Coors Brewing Co. - Class B	2.3
Ross Stores, Inc.	2.3
Ralcorp Holdings, Inc.	2.1
Corrections Corp. of America	2.1

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	18.1
Cyclical	16.2
Financials	15.2
Technology	13.7
Industrials	12.2
Utilities	7.2
Energy	6.5
Communications	4.3
Basic Materials	3.8
Cash & Cash Equivalents	2.8

2

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Lazard Mid Cap Portfolio managed by

Lazard Asset Management LLC vs. Russell Midcap Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	10 Year	Since Inception[3]
Lazard Mid Cap Portfolio—Class A	-5.13%	-0.66%	—	4.59%
Class B	-5.28%	-0.91%	4.30%	—
Class E	-5.27%	-0.82%	—	3.97%
Russell Midcap Index[1]	-1.55%	1.41%	6.99%	—

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell Midcap Index is an unmanaged measure of performance of the 800 smallest companies in the Russell 1000 Index.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A shares is 1/2/2002. Inception of the Class B shares is 10/9/2001. Inception of the Class E shares is 4/1/2002. Index returns are based on an inception date of 10/9/2001.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.78%	$1,000.00	$907.90	$3.75
Hypothetical*	0.78%	1,000.00	1,021.27	3.97

Class B
Actual	1.03%	$1,000.00	$906.50	$4.95
Hypothetical*	1.03%	1,000.00	1,020.01	5.24

Class E
Actual	0.93%	$1,000.00	$906.80	$4.47
Hypothetical*	0.93%	1,000.00	1,020.51	4.74

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—94.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.9%
Rockwell Collins, Inc.	130,000	$7,198,100

Auto Components—1.7%
Lear Corp.	155,800	6,200,840

Beverages—2.3%
Molson Coors Brewing Co. - Class B	193,800	8,438,052

Capital Markets—4.4%
Ameriprise Financial, Inc.	216,000	10,722,240
Invesco, Ltd.	281,400	5,653,326

		16,375,566

Chemicals—1.5%
Eastman Chemical Co.	145,000	5,663,700

Commercial Banks—2.8%
Fifth Third Bancorp.	423,700	5,389,464
Signature Bank* (a)	85,500	5,129,145

		10,518,609

Commercial Services & Supplies—2.1%
Corrections Corp. of America* (a)	379,100	7,722,267

Computers & Peripherals—3.5%
Lexmark International, Inc. - Class A	222,400	7,354,768
SanDisk Corp.*	111,000	5,462,310

		12,817,078

Construction & Engineering—0.7%
Foster Wheeler AG*	132,600	2,537,964

Containers & Packaging—0.8%
Ball Corp.	86,000	3,071,060

Diversified Consumer Services—1.1%
DeVry, Inc.	107,500	4,134,450

Electrical Equipment—2.4%
Thomas & Betts Corp.* (a)	159,500	8,708,700

Electronic Equipment, Instruments & Components—1.0%
Ingram Micro, Inc. - Class A*	204,400	3,718,036

Energy Equipment & Services—3.5%
Cameron International Corp.*	71,200	3,502,328
Rowan Cos., Inc.*	183,300	5,559,489
Tidewater, Inc. (a)	76,700	3,781,310

		12,843,127

Food Products—3.1%
Campbell Soup Co. (a)	109,900	$3,653,076
Ralcorp Holdings, Inc.* (a)	91,800	7,848,900

		11,501,976

Health Care Equipment & Supplies—2.4%
DENTSPLY International, Inc. (a)	108,000	3,778,920
Zimmer Holdings, Inc.*	92,800	4,957,376

		8,736,296

Health Care Providers & Services—2.2%
AMERIGROUP Corp.*	44,100	2,605,428
Laboratory Corp. of America Holdings*	64,200	5,519,274

		8,124,702

Hotels, Restaurants & Leisure—3.0%
Darden Restaurants, Inc. (a)	97,300	4,434,934
International Game Technology	398,100	6,847,320

		11,282,254

Household Durables—1.6%
Newell Rubbermaid, Inc.	375,500	6,064,325

Household Products—2.8%
Energizer Holdings, Inc.* (a)	132,300	10,250,604

Insurance—1.1%
PartnerRe, Ltd.	64,700	4,154,387

IT Services—2.8%
Amdocs, Ltd.*	251,900	7,186,707
Teradata Corp.*	62,900	3,051,279

		10,237,986

Life Sciences Tools & Services—1.0%
Waters Corp.*	48,400	3,584,020

Machinery—2.5%
Dover Corp.	161,600	9,380,880

Media—0.9%
Interpublic Group of Cos., Inc. (The)	326,100	3,172,953

Metals & Mining—2.3%
Cliffs Natural Resources, Inc.	67,900	4,233,565
Compass Minerals International, Inc. (a)	60,400	4,158,540

		8,392,105

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Multi-Utilities—5.6%
CMS Energy Corp. (a)	512,200	$11,309,376
Wisconsin Energy Corp. (a)	269,200	9,411,232

		20,720,608

Multiline Retail—2.9%
Big Lots, Inc.*	165,800	6,260,608
Macy’s, Inc.	139,500	4,489,110

		10,749,718

Oil, Gas & Consumable Fuels—4.5%
CONSOL Energy, Inc.	53,500	1,963,450
Energen Corp. (a)	111,500	5,575,000
Marathon Petroleum Corp.	106,000	3,528,740
Noble Energy, Inc.	59,300	5,597,327

		16,664,517

Pharmaceuticals—2.8%
Medicis Pharmaceutical Corp. - Class A (a)	155,200	5,160,400
Warner Chilcott plc - Class A*	338,400	5,119,992

		10,280,392

Professional Services—2.1%
Equifax, Inc.	197,900	7,666,646

Real Estate Investment Trusts—6.7%
Duke Realty Corp. (a)	380,500	4,585,025
Kilroy Realty Corp. (a)	118,000	4,492,260
LaSalle Hotel Properties (a)	195,400	4,730,634
Macerich Co. (The) (a)	100,800	5,100,480
Tanger Factory Outlet Centers, Inc. (a)	205,900	6,036,988

		24,945,387

Semiconductors & Semiconductor Equipment—3.0%
Analog Devices, Inc.	104,500	3,739,010
Xilinx, Inc.	230,300	7,383,418

		11,122,428

Software—7.8%
Autodesk, Inc.*	158,800	4,816,404
BMC Software, Inc.*	124,100	4,067,998
Compuware Corp.*	351,300	2,922,816
Intuit, Inc.	114,900	6,042,591
Quest Software, Inc.* (a)	298,900	5,559,540
Symantec Corp.*	350,700	5,488,455

		28,897,804

Specialty Retail—4.1%
ANN, Inc.* (a)	172,100	$4,264,638
AutoZone, Inc.*	7,900	2,567,263
Ross Stores, Inc.	176,400	8,384,292

		15,216,193

Total Common Stocks (Cost $352,142,459)		351,093,730

Preferred Stocks—1.7%

Transportation Infrastructure—1.7%
Better Place LLC, Series B * (b) (Cost—$3,539,700)	1,415,880	6,428,095

Short-Term Investments—12.6%

Mutual Funds—9.8%
State Street Navigator Securities Lending Prime Portfolio (c)	36,191,771	36,191,771

Repurchase Agreement—2.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $10,379,012 on 01/03/12, collateralized by $10,345,000 Federal Home Loan Mortgage at 1.375% due 02/25/14 with a value of $10,588,976.	$10,379,000	10,379,000

Total Short-Term Investments (Cost $46,570,771)		46,570,771

Total Investments—109.2% (Cost $402,252,930#)		404,092,596
Other Assets and Liabilities (net)—(9.2)%		(34,052,766)

Net Assets—100.0%		$370,039,830

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $403,717,665. The aggregate unrealized appreciation and depreciation of investments were $20,499,583 and $(20,124,652), respectively, resulting in net unrealized appreciation of $374,931 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $38,104,301 and the collateral received consisted of cash in the

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Schedule of Investments as of December 31, 2011

amount of $36,191,771 and non-cash collateral with a value of $3,078,801. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$351,093,730	$—	$—	$351,093,730
Total Preferred Stock*	—	—	6,428,095	6,428,095
Short-Term Investments
Mutual Funds	36,191,771	—	—	36,191,771
Repurchase Agreement	—	10,379,000	—	10,379,000
Total Short-Term Investments	36,191,771	10,379,000	—	46,570,771
Total Investments	$387,285,501	$10,379,000	$6,428,095	$404,092,596

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Change in Unrealized Appreciation	Balance as of December 31, 2011	Change in Unrealized Appreciation for Investments Still Held at December 31, 2011
Preferred Stock
Transportation Infrastructure	$3,539,700	$2,888,395	$6,428,095	$2,888,395

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$393,713,596
Repurchase Agreement	10,379,000
Cash	599
Receivable for investments sold	3,737,865
Receivable for shares sold	95,001
Dividends receivable	235,465

Total assets	408,161,526

Liabilities
Payables for:
Investments purchased	1,313,090
Shares redeemed	230,711
Collateral for securities loaned	36,191,771
Accrued Expenses:
Management fees	219,533
Distribution and service fees - Class B	53,205
Distribution and service fees - Class E	2,884
Administration fees	1,764
Custodian and accounting fees	3,430
Deferred trustees’ fees	25,068
Other expenses	80,240

Total liabilities	38,121,696

Net Assets	$370,039,830

Net Assets Represented by
Paid in surplus	$579,786,965
Accumulated net realized loss	(213,413,094)
Unrealized appreciation on investments	1,839,666
Undistributed net investment income	1,826,293

Net Assets	$370,039,830

Net Assets
Class A	$96,097,727
Class B	251,277,733
Class E	22,664,370
Capital Shares Outstanding*
Class A	8,948,776
Class B	23,571,041
Class E	2,117,454
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.74
Class B	10.66
Class E	10.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $391,873,930.
(b)	Includes securities loaned at value of $38,104,301.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends	$6,570,462
Interest (a)	203,774

Total investment income	6,774,236

Expenses
Management fees	3,742,259
Administration fees	29,621
Custodian and accounting fees	54,264
Distribution and service fees - Class B	663,450
Distribution and service fees - Class E	38,600
Audit and tax services	33,062
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	89,887
Insurance	1,211
Miscellaneous	8,784

Total expenses	4,729,848
Less broker commission recapture	(157,664)

Net expenses	4,572,184

Net investment income	2,202,052

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Investments	139,986,242
Futures contracts	4,811,519

Net realized gain on investments and futures contracts	144,797,761

Net change in unrealized depreciation on investments	(137,013,477)

Net realized and unrealized gain on investments and futures contracts	7,784,284

Net Increase in Net Assets from Operations	$9,986,336

(a)	Includes net income on securities loaned of $201,835.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$2,202,052	$7,231,694
Net realized gain on investments and futures contracts	144,797,761	76,196,090
Net change in unrealized appreciation (depreciation) on investments	(137,013,477)	58,146,369

Net increase in net assets resulting from operations	9,986,336	141,574,153

Distributions to Shareholders
From net investment income
Class A	(4,806,488)	(3,870,774)
Class B	(1,936,487)	(2,002,291)
Class E	(212,681)	(206,392)

Net decrease in net assets resulting from distributions	(6,955,656)	(6,079,457)

Net increase (decrease) in net assets from capital share transactions	(442,779,098)	96,208,033

Net Increase (Decrease) in Net Assets	(439,748,418)	231,702,729
Net assets at beginning of period	809,788,248	578,085,519

Net assets at end of period	$370,039,830	$809,788,248

Undistributed net investment income at end of period	$1,826,293	$6,740,154

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	2,469,122	$28,967,265	12,985,315	$133,110,372
Reinvestments	399,874	4,806,488	373,627	3,870,774
Redemptions	(39,044,689)	(473,535,794)	(5,035,523)	(49,739,062)

Net increase (decrease)	(36,175,693)	$(439,762,041)	8,323,419	$87,242,084

Class B
Sales	4,130,468	$46,374,490	4,394,036	$43,915,582
Reinvestments	162,049	1,936,487	194,397	2,002,291
Redemptions	(4,232,217)	(47,307,209)	(3,898,293)	(38,607,238)

Net increase	60,300	$1,003,768	690,140	$7,310,635

Class E
Sales	193,371	$2,203,347	762,612	$7,436,471
Reinvestments	17,738	212,681	19,980	206,392
Redemptions	(568,792)	(6,436,853)	(600,285)	(5,987,549)

Net increase (decrease)	(357,683)	$(4,020,825)	182,307	$1,655,314

Increase (decrease) derived from capital shares transactions		$(442,779,098)		$96,208,033

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.42	$9.36	$6.93	$12.17	$13.74

Income (Loss) from Investment Operations
Net investment income(a)	0.05	0.12	0.09	0.17	0.13
Net realized and unrealized gain (loss) on investments	(0.62)	2.05	2.45	(4.48)	(0.33)

Total from investment operations	(0.57)	2.17	2.54	(4.31)	(0.20)

Less Distributions
Distributions from net investment income	(0.11)	(0.11)	(0.11)	(0.13)	(0.09)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.80)	(1.28)

Total distributions	(0.11)	(0.11)	(0.11)	(0.93)	(1.37)

Net Asset Value, End of Period	$10.74	$11.42	$9.36	$6.93	$12.17

Total Return (%)	(5.13)	23.25	37.14	(38.15)	(2.47)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.75	0.73	0.74	0.74	0.76
Ratio of net expenses to average net assets (%)(b)	0.75	0.73	0.74	0.72	0.75
Ratio of net investment income to average net assets (%)	0.43	1.18	1.17	1.80	0.96
Portfolio turnover rate (%)	84.9	73.8	75.2	97.4	89.9
Net assets, end of period (in millions)	$96.1	$515.1	$344.5	$575.4	$550.8

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.33	$9.30	$6.89	$12.10	$13.65

Income (Loss) from Investment Operations
Net investment income(a)	0.04	0.09	0.07	0.15	0.09
Net realized and unrealized gain (loss) on investments	(0.63)	2.03	2.43	(4.46)	(0.31)

Total from investment operations	(0.59)	2.12	2.50	(4.31)	(0.22)

Less Distributions
Distributions from net investment income	(0.08)	(0.09)	(0.09)	(0.10)	(0.05)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.80)	(1.28)

Total distributions	(0.08)	(0.09)	(0.09)	(0.90)	(1.33)

Net Asset Value, End of Period	$10.66	$11.33	$9.30	$6.89	$12.10

Total Return (%)	(5.28)	22.86	36.76	(38.30)	(2.71)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.00	0.98	0.99	0.99	1.00
Ratio of net expenses to average net assets (%)(b)	1.00	0.98	0.99	0.97	0.99
Ratio of net investment income to average net assets (%)	0.39	0.90	0.91	1.50	0.67
Portfolio turnover rate (%)	84.9	73.8	75.2	97.4	89.9
Net assets, end of period (in millions)	$251.3	$266.5	$212.2	$150.0	$243.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.38	$9.33	$6.91	$12.13	$13.69

Income (Loss) from Investment Operations
Net investment income(a)	0.05	0.10	0.08	0.16	0.10
Net realized and unrealized gain (loss) on investments	(0.64)	2.04	2.43	(4.47)	(0.31)

Total from investment operations	(0.59)	2.14	2.51	(4.31)	(0.21)

Less Distributions
Distributions from net investment income	(0.09)	(0.09)	(0.09)	(0.11)	(0.07)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.80)	(1.28)

Total distributions	(0.09)	(0.09)	(0.09)	(0.91)	(1.35)

Net Asset Value, End of Period	$10.70	$11.38	$9.33	$6.91	$12.13

Total Return (%)	(5.27)	23.07	36.90	(38.24)	(2.64)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.90	0.88	0.89	0.89	0.90
Ratio of net expenses to average net assets (%)(b)	0.90	0.88	0.89	0.88	0.89
Ratio of net investment income to average net assets (%)	0.48	1.03	1.01	1.58	0.76
Portfolio turnover rate (%)	84.9	73.8	75.2	97.4	89.9
Net assets, end of period (in millions)	$22.7	$28.2	$21.4	$18.0	$38.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Advisor, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lazard Mid Cap Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, futures transactions, foreign currency transactions, deferred trustees’ compensation, capital loss carryforwards, Real Estate Investment Trusts (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

14

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Lazard Asset Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$3,742,259	0.70%	First $500 Million

	0.675%	$500 Million to $1 Billion

	0.60%	Over $1 Billion

15

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$436,090,079	$—	$860,619,250

During the year ended December 31, 2011, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $41,405,199 and resulted in a realized gain of $8,190,399.

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contract. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 25 through April 28, 2011, the Portfolio had bought and sold $366,627,128 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $4,811,519 which are shown under Net realized gain on futures contracts in the Statement of Operations.

16

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$6,955,656	$6,079,457	$—	$—	$6,955,656	$6,079,457

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$1,851,360	$—	$374,931	$(211,948,358)	$(209,722,067)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$39,276,754	$172,671,604	$211,948,358

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

17

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements - continued

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

18

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Lazard Mid Cap Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lazard Mid Cap Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lazard Mid Cap Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Lazard Mid Cap Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

23

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Lazard Mid Cap Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three- and five- year periods ended June 30, 2011. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and five-year periods ended June 30, 2011, and outperformed its Lipper Index for the three-year period ended June 30, 2011. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Index, for the one-, three- and five- year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the continued monitoring of the Portfolio. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to

24

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Lazard Mid Cap Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

25

MET INVESTORS SERIES TRUST

Lazard Mid Cap Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Lazard Mid Cap Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Legg Mason ClearBridge Aggressive Growth Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Advisors, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Legg Mason Clearbridge Aggressive Growth Portfolio returned 3.55%, 3.25%, and 3.49%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned 2.18%.

Market Environment/Conditions

Despite significant volatility, the equity markets ended 2011 essentially flat on the year, with the S&P 500 closing down less than 1% for the year (excluding dividends). The first half of the year saw stocks rally sharply with major averages hitting multi-year highs in May before retreating sharply into August amid global economic fears. After testing the August lows in early October, the markets rebounded toward the end of the year due to improving economic conditions and increased investor optimism that the worst of the macro fears were either priced into stocks or behind us.

We remain convinced that the severe correction that the broad market experienced, which reached bottom in early August, was a pause to refresh the primary bull market that we think has been in place since early 2009. Typically, rising markets lead to improving investor confidence, yet while the S&P 500 Index is more than 80% above its 2009 lows, investor sentiment ranges somewhere between complacency and outright pessimism. This has led to a highly correlated market, with the headlines dominating the market’s direction.

Undervalued companies with strong balance sheets have the opportunity to increase share buyback programs, merger and acquisition deal activity, or both. The discrepancy between what a growth company is worth to a third party, and where many stocks are trading in the open market, is sizeable. This has led to large premiums (over public share price) in deals that have been announced. Cash on corporate balance sheets in the U.S. remains at record levels (approaching $3 trillion). We believe the limiting factor holding this wave of consolidation in check has been a lack of confidence in market conditions.

Liquidity remains high, as balance sheets are generally healthy and short-term interest rates remain historically low. Stock valuations, in general, are still very low by historical standards, especially in comparison to fixed-income assets. At the same time, equity risk premiums remain at a 60-year high, reflecting investor distaste for stocks and concerns over the macroeconomic environment. In conclusion, we maintain our bottom-up, benchmark-agnostic and fundamentals-focused approach to portfolio management.

Portfolio Review/Year-End Positioning

Overall stock selection and overall sector allocation both made positive contributions to the Portfolio’s performance relative to the benchmark index during the year. Stock selection in the Health Care and Industrials sectors helped the Portfolio’s relative performance as did underweight positions in the Materials, Industrials and Information Technology (IT) sectors and an overweight position in the Health Care sector.

Leading contributors to Portfolio performance included Biogen Idec, Inc., UnitedHealth Group, Inc., Valeant Pharmaceuticals International, Inc. (Canada) and Amgen, Inc., all in the Health Care sector, and Comcast Corp. in the Consumer Discretionary sector.

Stock selection in the IT, Energy, Consumer Discretionary and Materials sectors detracted from the Portfolio’s relative performance, as did an underweight position in the Consumer Staples sector (no holdings).

Leading individual detractors from Portfolio performance included Weatherford International, Ltd. (Switzerland) in the Energy sector, Cablevision Systems Corp. in the Consumer Discretionary sector, Broadcom Corp. and Cree, Inc. in the IT sector and Human Genome Sciences, Inc. in the Health Care sector.

During 2011, the Portfolio initiated new positions in AMC Networks, Inc. in the Consumer Discretionary sector, Advent Software, Inc., Citrix Systems, Inc. and Standard Microsystems Corp. in the IT sector and Human Genome Sciences, Inc. and ImmunoGen, Inc. in the Health Care sector. The Portfolio closed out positions in DSP Group Inc. and Nokia Corp. (Finland) in the IT sector and Genzyme Corp. in the Health Care sector.

Our performance, much like the market, was choppy over 2011. After two strong years in 2009 and 2010, solid results continued into the first half of the year on both an absolute and relative basis. As the macroeconomic headlines turned negative in the third quarter and equity correlations neared record highs, we saw many of our holdings sell off sharply. Performance recovered strongly in the final three months of the year, leaving our Portfolio ahead of the benchmark for the year. Despite the volatility, many of our companies made significant progress fundamentally throughout the year, growing both top and bottom lines and improving their balance sheets.

During the year ended December 31, 2011, the Portfolio’s positioning with regard to sector weightings was consistent, with the largest allocations remaining in the Health Care (35.72%), Energy (19.11%), Consumer Discretionary (16.57%) Information Technology (14.69%), Industrials (8.46%) and Materials (1.63%) sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Telecommunications Services and Utilities sectors. As always, the Portfolio’s sector allocations are largely a function of our bottom-up stock selection process.

At the end of 2011, we feel very comfortable with our Portfolio. While many investors have become short sighted and hyper-focused on the macroeconomic situation, we feel that much of the news is backward looking and already reflected in the stock prices at current valuation levels. We continue to be focused on finding companies with unique

1

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Advisors, LLC

Portfolio Manager Commentary* (continued)

competitive advantages over competition and those with balance sheet strengths that allow them to invest during downturns. Whereas highly correlated markets can be frustrating in the shorter term, they tend to produce inefficiencies that can be exploited by those with longer-term investment time horizons. We were able to take advantage of the market’s downside volatility to hold and/or increase positions in businesses that we believe have the opportunity to grow significantly, both in the short and long term.

The Portfolio’s time-tested approach has navigated many volatile markets. We continue to be especially diligent at this time in focusing on the fundamentals of the companies that we hold and reiterating our conviction in continuing to maintain each investment. Our goal continues to be focusing on what we feel are dominant franchises with primarily self-financing business models that are best able to grow earnings/cash flows on a sustainable basis.

Richard Freeman, Senior Portfolio Manager

Evan Bauman, Portfolio Manager

ClearBridge Advisors, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Biogen Idec, Inc.	9.9
UnitedHealth Group, Inc.	9.0
Anadarko Petroleum Corp.	8.2
Amgen, Inc.	5.8
Comcast Corp. - Special Class A	5.0
Weatherford International, Ltd.	4.6
Forest Laboratories, Inc.	3.7
Core Laboratories N.V.	3.6
SanDisk Corp.	3.1
Tyco International, Ltd.	2.7

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	35.6
Energy	19.0
Communications	15.5
Technology	12.2
Industrials	11.0
Cash & Cash Equivalents	3.8
Basic Materials	1.6
Cyclical	1.3

2

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Legg Mason ClearBridge Aggressive Growth Portfolio managed by

ClearBridge Advisors, LLC vs. Russell 3000 Growth Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	10 Year	Since Inception[3]
Legg Mason ClearBridge Aggressive Growth Portfolio—Class A	3.55%	1.43%	—	2.16%
Class B	3.25%	1.16%	1.93%	—
Class E	3.49%	1.27%	—	5.55%
Russell 3000 Growth Index[1]	2.18%	2.46%	2.74%	—

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A shares is 1/2/2002. Inception of Class B shares is 2/12/2001. Inception of Class E shares is 4/17/2003. Index returns are based on an inception date of 2/12/2001.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.64%	$1,000.00	$917.70	$3.09
Hypothetical*	0.64%	1,000.00	1,021.97	3.26

Class B
Actual	0.89%	$1,000.00	$916.00	$4.30
Hypothetical*	0.89%	1,000.00	1,020.71	4.53

Class E
Actual	0.79%	$1,000.00	$916.70	$3.82
Hypothetical*	0.79%	1,000.00	1,021.22	4.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—96.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.0%
L-3 Communications Holdings, Inc.	329,800	$21,991,064

Biotechnology—17.8%
Amgen, Inc.	990,700	63,612,847
Biogen Idec, Inc.*	987,700	108,696,385
BioMimetic Therapeutics, Inc.* (a)	229,340	653,619
Human Genome Sciences, Inc.* (a)	635,770	4,698,340
ImmunoGen, Inc.* (a)	192,900	2,233,782
Isis Pharmaceuticals, Inc.* (a)	188,435	1,358,617
Vertex Pharmaceuticals, Inc.*	425,172	14,119,962

		195,373,552

Communications Equipment—0.1%
Arris Group, Inc.* (a)	122,915	1,329,940

Computers & Peripherals—4.8%
SanDisk Corp.*	695,090	34,205,379
Seagate Technology plc	1,113,300	18,258,120

		52,463,499

Construction & Engineering—1.3%
Fluor Corp.	284,910	14,316,728

Electronic Equipment, Instruments & Components—2.3%
Dolby Laboratories, Inc. - Class A*	230,000	7,017,300
TE Connectivity, Ltd.	589,325	18,157,103

		25,174,403

Energy Equipment & Services—10.9%
Core Laboratories N.V.	350,000	39,882,500
National Oilwell Varco, Inc.	417,778	28,404,726
Weatherford International, Ltd.*	3,472,500	50,837,400

		119,124,626

Health Care Equipment & Supplies—2.2%
Covidien plc	549,825	24,747,623

Health Care Providers & Services—9.0%
UnitedHealth Group, Inc.	1,939,700	98,303,996

Industrial Conglomerates—2.7%
Tyco International, Ltd.	639,325	29,862,871

Internet & Catalog Retail—1.3%
Liberty Media Corp. - Interactive - Class A*	854,200	13,850,853

Machinery—2.7%
Pall Corp.	510,000	29,146,500

Media—15.2%
AMC Networks, Inc. - Class A* (a)	378,125	$14,209,938
Cablevision Systems Corp. - Class A	1,512,500	21,507,750
CBS Corp. - Class B	162,600	4,412,964
Comcast Corp. - Class A (a)	392,000	9,294,320
Comcast Corp. - Special Class A	2,315,600	54,555,536
DIRECTV - Class A*	485,575	20,763,187
Liberty Global, Inc. - Class A*	139,200	5,711,376
Liberty Media Corp. - Liberty Capital - Class A*	223,898	17,475,239
Madison Square Garden, Inc. (The) - Class A*	412,850	11,824,024
Viacom, Inc. - Class B	159,900	7,261,059

		167,015,393

Metals & Mining—1.6%
Freeport-McMoRan Copper & Gold, Inc.	348,700	12,828,673
Nucor Corp. (a)	126,500	5,005,605

		17,834,278

Oil, Gas & Consumable Fuels—8.2%
Anadarko Petroleum Corp.	1,184,960	90,447,997

Pharmaceuticals—6.7%
Forest Laboratories, Inc.*	1,326,200	40,130,812
Teva Pharmaceutical Industries, Ltd. (ADR)	144,600	5,836,056
Valeant Pharmaceuticals International, Inc.*	586,870	27,400,960

		73,367,828

Semiconductors & Semiconductor Equipment—4.9%
Broadcom Corp. - Class A*	872,445	25,614,985
Cirrus Logic, Inc.* (a)	171,400	2,716,690
Cree, Inc.* (a)	345,400	7,612,616
Intel Corp.	579,648	14,056,464
Standard Microsystems Corp.* (a)	137,800	3,551,106

		53,551,861

Software—2.6%
Advent Software, Inc.* (a)	8,700	211,932
Autodesk, Inc.*	407,500	12,359,475
Citrix Systems, Inc.*	264,300	16,048,296

		28,619,703

Specialty Retail—0.1%
Charming Shoppes, Inc.* (a)	177,100	867,790

Total Common Stocks (Cost $931,670,285)		1,057,390,505

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2011

Short-Term Investments—6.7%

Security Description	Shares/Par Amount	Value

Mutual Funds—2.8%
State Street Navigator Securities Lending Prime Portfolio (b)	30,525,166	$30,525,166

Repurchase Agreement—3.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $42,730,047 on 01/03/12, collateralized by $42,010,000 U.S. Treasury Note at 1.750% due 01/31/14 with a value of $43,585,375.	$42,730,000	42,730,000

Total Short-Term Investments (Cost $73,255,166)		73,255,166

Total Investments—103.1% (Cost $1,004,925,451#)		1,130,645,671
Other Assets and Liabilities (net)—(3.1)%		(34,144,415)

Net Assets—100.0%		$1,096,501,256

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,005,125,989. The aggregate unrealized appreciation and depreciation of investments were $197,396,613 and $(71,876,931), respectively, resulting in net unrealized appreciation of $125,519,682 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $29,808,119 and the collateral received consisted of cash in the amount of $30,525,166. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio's investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,057,390,505	$—	$—	$1,057,390,505
Short-Term Investments
Mutual Funds	30,525,166	—	—	30,525,166
Repurchase Agreement	—	42,730,000	—	42,730,000
Total Short-Term Investments	30,525,166	42,730,000	—	73,255,166
Total Investments	$1,087,915,671	$42,730,000	$—	$1,130,645,671

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$1,087,915,671
Repurchase Agreement	42,730,000
Cash	395
Receivable for investments sold	7,386,721
Receivable for shares sold	297,517
Dividends receivable	430,126
Interest receivable	24

Total assets	1,138,760,454

Liabilities
Payables for:
Investments purchased	10,599,370
Shares redeemed	385,857
Collateral for securities loaned	30,525,166
Accrued Expenses:
Management fees	571,673
Distribution and service fees - Class B	88,141
Distribution and service fees - Class E	2,200
Administration fees	4,900
Custodian and accounting fees	6,175
Deferred trustees’ fees	46,031
Other expenses	29,685

Total liabilities	42,259,198

Net Assets	$1,096,501,256

Net Assets Represented by
Paid in surplus	$2,134,234,870
Accumulated net realized loss	(1,165,017,644)
Unrealized appreciation on investments	125,720,220
Undistributed net investment income	1,563,810

Net Assets	$1,096,501,256

Net Assets
Class A	$657,893,759
Class B	421,416,684
Class E	17,190,813
Capital Shares Outstanding*
Class A	84,289,838
Class B	55,246,131
Class E	2,234,003
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.81
Class B	7.63
Class E	7.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $962,195,451.
(b)	Includes securities loaned at value of $29,808,119.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$9,107,277
Interest (b)	164,796

Total investment income	9,272,073

Expenses
Management fees	6,273,162
Administration fees	51,975
Custodian and accounting fees	78,275
Distribution and service fees - Class B	872,099
Distribution and service fees - Class E	19,843
Audit and tax services	33,377
Legal	31,978
Trustees’ fees and expenses	36,481
Shareholder reporting	229
Insurance	4,421
Miscellaneous	7,807

Total expenses	7,409,647
Less broker commission recapture	(27,425)

Net expenses	7,382,222

Net investment income	1,889,851

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	4,064,992

Net change in unrealized depreciation on investments	(1,147,693)

Net realized and unrealized gain on investments	2,917,299

Net Increase in Net Assets from Operations	$4,807,150

(a)	Net of foreign withholding taxes of $99,668.
(b)	Includes net income on securities loaned of $159,625.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$1,889,851	$862,170
Net realized gain (loss) on investments	4,064,992	(13,920,384)
Net change in unrealized appreciation (depreciation) on investments	(1,147,693)	160,944,316

Net increase in net assets resulting from operations	4,807,150	147,886,102

Distributions to Shareholders
From net investment income
Class A	(664,432)	(319,182)

Net decrease in net assets resulting from distributions	(664,432)	(319,182)

Net increase (decrease) in net assets from capital share transactions	306,433,964	(11,558,923)

Net Increase in Net Assets	310,576,682	136,007,997
Net assets at beginning of period	785,924,574	649,916,577

Net assets at end of period	$1,096,501,256	$785,924,574

Undistributed net investment income at end of period	$1,563,810	$834,080

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	25,959,927	$215,759,091	5,496,033	$36,330,148
Shares issued through acquisition	2,902,620	24,730,316	—	—
Reinvestments	80,245	664,432	48,288	319,182
Redemptions	(22,158,673)	(183,145,369)	(9,138,460)	(55,944,200)

Net increase (decrease)	6,784,119	$58,008,470	(3,594,139)	$(19,294,870)

Class B
Sales	17,411,881	$134,563,236	6,405,914	$41,621,647
Shares issued through acquisition	20,821,320	173,649,815	—	—
Redemptions	(9,703,410)	(74,924,554)	(5,296,420)	(33,509,757)

Net increase	28,529,791	$233,288,497	1,109,494	$8,111,890

Class E
Sales	1,022,547	$8,348,405	128,535	$832,931
Shares issued through acquisition	1,320,788	11,107,831	—	—
Redemptions	(551,821)	(4,319,239)	(190,994)	(1,208,874)

Net increase (decrease)	1,791,514	$15,136,997	(62,459)	$(375,943)

Increase (decrease) derived from capital shares transactions		$306,433,964		$(11,558,923)

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$7.55	$6.09		$4.57	$7.54	$8.09

Income (Loss) from Investment Operations
Net investment income(a)	0.02	0.01		0.00 +	0.01	0.01
Net realized and unrealized gain (loss) on investments	0.25	1.45		1.53	(2.93)	0.22

Total from investment operations	0.27	1.46		1.53	(2.92)	0.23

Less Distributions
Distributions from net investment income	(0.01)	(0.00	)++	(0.01)	(0.00)++	(0.02)
Distributions from net realized capital gains	0.00	0.00		0.00	(0.05)	(0.76)

Total distributions	(0.01)	(0.00	)++	(0.01)	(0.05)	(0.78)

Net Asset Value, End of Period	$7.81	$7.55		$6.09	$4.57	$7.54

Total Return (%)	3.55	24.05		33.45	(38.95)	2.60

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.65	0.68		0.67	0.65	0.67
Ratio of net investment income to average net assets (%)	0.27	0.19		0.11	0.13	0.07
Portfolio turnover rate (%)	6.4	1.1		2.5	6.2	0.7
Net assets, end of period (in millions)	$657.9	$585.2		$493.9	$580.9	$874.6

	Class B
	Year Ended December 31,
	2011	2010		2009	2008	2007
Net Asset Value, Beginning of Period	$7.39	$5.97		$4.49	$7.42	$7.98

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.00 +	0.00	+	(0.01)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	0.24	1.42		1.49	(2.87)	0.21

Total from investment operations	0.24	1.42		1.48	(2.88)	0.20

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	0.00	0.00
Distributions from net realized capital gains	0.00	0.00		0.00	(0.05)	(0.76)

Total distributions	0.00	0.00		0.00	(0.05)	(0.76)

Net Asset Value, End of Period	$7.63	$7.39		$5.97	$4.49	$7.42

Total Return (%)	3.25	23.79		32.96	(39.05)	2.27

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.90	0.93		0.92	0.90	0.92
Ratio of net investment income to average net assets (%)	0.04	(0.06)		(0.16)	(0.13)	(0.18)
Portfolio turnover rate (%)	6.4	1.1		2.5	6.2	0.7
Net assets, end of period (in millions)	$421.4	$197.5		$152.9	$120.4	$222.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010		2009		2008	2007
Net Asset Value, Beginning of Period	$7.44	$6.01		$4.51		$7.45	$8.01

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.01	0.00	+	(0.00	)+	(0.00)+	(0.01)
Net realized and unrealized gain (loss) on investments	0.25	1.43		1.50		(2.89)	0.21

Total from investment operations	0.26	1.43		1.50		(2.89)	0.20

Less Distributions
Distributions from net investment income	0.00	0.00		0.00		0.00	(0.00)++
Distributions from net realized capital gains	0.00	0.00		0.00		(0.05)	(0.76)

Total distributions	0.00	0.00		0.00		(0.05)	(0.76)

Net Asset Value, End of Period	$7.70	$7.44		$6.01		$4.51	$7.45

Total Return (%)	3.49	23.79		33.26		(39.03)	2.32

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.83		0.82		0.80	0.82
Ratio of net investment income to average net assets (%)	0.18	0.00		(0.06)		(0.03)	(0.08)
Portfolio turnover rate (%)	6.4	1.1		2.5		6.2	0.7
Net assets, end of period (in millions)	$17.2	$3.3		$3.0		$2.5	$4.6

+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Legg Mason ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

13

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with ClearBridge Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$6,273,162	0.65%	First $500 Million

	0.60%	$500 Million to $1 Billion

	0.55%	$1 Billion to $2 Billion

	0.50%	Over $2 Billion

14

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$164,876,922	$—	$62,380,966

During the year ended December 31, 2011, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $12,044,800.

With respect to the Portfolio’s merger with Legg Mason Value Equity Portfolio (Note 7) on April 29, 2011, the Portfolio acquired securities with a cost of $195,398,974.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

15

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Acquisition

At the close of business on April 29, 2011, the Portfolio, with aggregate Class A, Class B and Class E net assets of $690,422,921, $266,377,246 and $3,993,204 respectively, acquired all of the assets and liabilities of Legg Mason Value Equity Portfolio of the Met Investors Series Trust (“Legg Mason Value Equity”). The acquisition was accomplished by a tax-free exchange of 2,902,619 Class A shares of the Portfolio (valued at $24,730,316) for 3,555,394 Class A shares of Legg Mason Value Equity; 20,821,321 Class B shares of the Portfolio (valued at $173,649,815) for 24,981,757 of Class B shares of Legg Mason Value Equity; and 1,320,788 Class E shares of the Portfolio (value at $11,107,831) for 1,596,251 of Class E shares of Legg Mason Value Equity. Legg Mason Value Equity then distributed the Class A, B and E shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because Legg Mason Value Equity had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. Legg Mason Value Equity’s net assets on April 29, 2011, were $24,730,316, $173,649,815 and $11,107,831 for Class A, Class B and Class E shares, respectively, including investments valued at $203,440,228 with a cost basis of $195,398,974. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Legg Mason Value Equity were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(968,634,364) in capital loss carry forwards from Legg Mason Value Equity.

The net assets of the Portfolio immediately after the acquisition were $1,170,281,333, which included $8,041,253 of acquired unrealized appreciation and $22,597 of acquired distributions in excess of net investment income.

Assuming the acquisition had been completed on January 1, 2011, the Portfolio’s pro-forma results of operations for the year ended December 31, 2011 are as follows:

(Unaudited)

Net Investment income	$2,064,542	(a)

Net realized and unrealized gain (loss) on Investments	46,766,506	(b)

Net increase in assets from operations	$48,831,048

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Legg Mason Value Equity that have been included in the Portfolio’s Statement of Operations since April 29, 2011.

(a)	$1,889,851 as reported plus $(22,597) Legg Mason Value Equity pre-merger, plus $79,285 in lower advisory fees, plus $118,003 of pro-forma eliminated other expenses.
(b)	$2,917,299 as reported plus $43,849,207 Legg Mason Value Equity pre-merger.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$664,432	$319,182	$—	$—	$664,432	$319,182

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$1,609,841	$—	$125,519,682	$(1,164,817,106)	$(1,037,687,583)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

16

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Income Tax Information - continued

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2015	Expiring 12/31/2016		Expiring 12/31/2017	Expiring 12/31/2018	Total

$360,773,668*	$659,613,130	*	$130,530,096	$13,900,212	$1,164,817,106

* The Portfolio acquired capital losses in its merger with Legg Mason Value Equity Portfolio on April 29, 2011.

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

17

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Legg Mason ClearBridge Aggressive Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason ClearBridge Aggressive Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Aggressive Growth Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Legg Mason ClearBridge Aggressive Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

22

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Legg Mason ClearBridge Aggressive Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one- and three- year periods ended June 30, 2011, and underperformed the median of its Performance Universe and Lipper Index for the five-year period ended June 30, 2011. The Board further considered that the Portfolio outperformed its benchmark, the Russell 3000 Growth Index, for the one- and three- year periods ended September 30, 2011, and underperformed its benchmark for the five- year period ended September 30, 2011. The Board noted that the prior sub-adviser was replaced on October 1, 2006, and therefore, the longer term performance of the Portfolio reflected, in part, the performance of the Portfolio’s prior sub-adviser. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to

23

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Legg Mason ClearBridge Aggressive Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

24

MET INVESTORS SERIES TRUST

Legg Mason ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Legg Mason ClearBridge Aggressive Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Loomis Sayles Global Markets Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned -1.25% and -1.48%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the Citigroup World Government Bond Index2 (WGBI), returned -5.54% and 6.35%, respectively. A blend of the MSCI World Index1 (60%) and the Citigroup WGBI2 (40%), returned -0.63%.

Market Environment/Conditions

Throughout 2011, the global capital markets have absorbed unrest in the Middle East, a major earthquake and devastating tsunami, a possible Chinese slowdown, political uncertainty in the United States (“U.S.”), and the European sovereign debt crisis. The first half of the year was positive for riskier assets as opposed to the second half of the year when investor sentiment became more risk averse. The latter half of 2011 was characterized by continued volatility as the market’s confidence in policymakers waned. Despite a challenging environment, U.S. econometrics have improved in recent months, whereas the climate in Europe continued to be challenged and Asia’s growth has slowed, although not dramatically. In the end, 2011 was another turbulent year plagued by an uncertain macroeconomic picture due to deteriorating sovereign credit quality and a slowing global economy.

For equities, the headwinds from Europe, coupled with softer-than-anticipated economic data, concerns surrounding the sustainability of China’s growth and decreasing commodity prices all weighed heavily on equity markets throughout the year. The U.S. was the best-performing major market in the world in 2011. Corporate earnings growth continued, and the U.S. remained a step removed from the sovereign credit issues that tended to dominate trading in other parts of the world. Also, domestic economic data showed improving trends throughout the late summer and autumn, with Gross Domestic Product (“GDP”) growth posting consecutive improvements in the second and third quarters. U.S. employment data have reflected slow but steady progress in recent months, while many other nations have seen some slowing in economic fundamentals. The continued disconnect between the negative top-down macroeconomic sentiment and strong company fundamentals proved to be a difficult environment for fundamental stock pickers.

In terms of fixed income, Eurozone policy issues dominated nearly all risk markets towards the end of the year and as a result, performance during 2011 was mixed for various fixed income asset classes, including emerging market debt assets. While hard currency bonds (both sovereign and corporate) ended the year on a positive note, local currency debt had negative absolute returns for the year. U.S. investment grade (“IG”) credit finished the year strong, outperforming duration-matched Treasuries over the course of the last quarter; however, 2011 as a whole was quite challenging. Despite the U.S. credit rating downgrade, Treasuries became a preferred investment for many investors given the situation in Europe. While U.S. IG and Treasuries posted substantially positive total returns throughout the year on significantly lower rates, corporate spreads widened by 0.84% on a number of worries. European IG credit performed similarly to U.S. IG, with credit outperforming governments during the end of the year, but underperforming substantially for the full year. European credit spreads widened by 1.22% over the course of 2011 due to all of the aforementioned issues, with banks and peripheral country credits bearing the brunt of the weakness. The United Kingdom (“UK”) IG credit market underperformed Gilts materially on both a total return and excess return basis during 2011. From a quality standpoint, triple B-rated bonds performed better on a total return basis over the course of the year due to their longer duration, while higher quality fared better on an excess return basis. The U.S. high yield market finished the year with a strong performance, but underperformed Treasuries for the full year. Volatility continued in the high yield space given the uncertainties surrounding global growth and the European sovereign debt situation.

Portfolio Review/Year-End Positioning

Despite the uncertainty surrounding the continued trajectory of the global economic recovery during the past 12 months, the performance of the equity Portfolio, although marginally negative, easily bested its benchmark with the majority of the outperformance due to strong stock selection. The Portfolio experienced a diversified value-add as the Information Technology, Financials, Materials, Telecommunication Services and Utilities sectors all outperformed on a relative basis. Our underweight in both the Financials and Materials sector also boosted performance. Stock selection in Consumer Discretionary sector was a primary detractor to contribution to return, although our underweights in Healthcare, Energy and Consumer Staples did not help performance for the year.

China Overseas Land & Investment (China), Natura Cosmeticos (Brazil) and Siemens (Germany) were the largest detractors from performance in 2011. Shares of China Overseas Land & Investment declined amidst speculation that increasing property prices would spur the Chinese government to reduce investment in the property market. Shares of Brazilian cosmetics company, Natura Cosmeticos, fell during the second quarter after the company announced earnings that fell short of estimates. Siemens’ automation related businesses continued to perform well while still leveraging volume growth. The company’s recent pullback is understandable given the angst in global markets over the past year.

The Information Technology sector was by far our strongest performer on both an absolute and relative basis. Strong stock selection in the sector came from Apple Inc., ARM Holdings plc(UK) and SINA Corp. (China) Apple’s superior product design, software functionality, and synergy between products and services have allowed it to continue to gain share in the worldwide personal computer market and cell phone market, while maintaining majority market share in digital media players, tablets and downloadable applications and music. Shares of ARM Holdings were up after the company reported very strong results, driven by record sales of mobile communication devices and solid growth in new licensees, and the announcement that Microsoft would port its new mobile operating system to run on ARM chip technology.

1

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary* (continued)

Chinese Internet company SINA was also up as the provider of the Twitter-like Weibo service continued to grow subscribers.

Estee Lauder and FMC Technologies were also strong individual performers. FMC (an oil service company), is well positioned, in our view, to benefit from a projected increase in large subsea projects to be awarded in the coming months. The stock has been helped by the announcement of several large offshore discoveries. Estee Lauder has been a tremendous outperformer this year due to strong fundamentals which yielded results that have been better than expected in most regions and business units. As it has been a star performer and approaching our price target, we have been continuing to use Estee Lauder as a source of funds for other opportunities, shifting some of these funds into a well positioned staples company in Brazil, Natura Cosmeticos, which has lagged recently.

Over the past year, the positioning of the Portfolio has changed somewhat as a result of our individual stock decisions. We decreased our weights in the Information Technology and Consumer Discretionary sectors. Within Information Technology, we sold select companies from the Portfolio that had very strong runs. Our exposure to the Consumer Discretionary sector was also decreased, as we sold out of names that had become fully valued or where there was a significant structural change to our investment thesis, as was the case was Netflix. The majority of the proceeds were redeployed into the Consumer Staples sector. Geographically, the Portfolio has seen somewhat less significant shifts. We increased our exposure to the U.S., as growth prospects appear the most likely in that region, while we decreased our exposure to Europe and Emerging Markets due to overhanging concerns in those markets. Those concerns may continue to impact individual companies, regardless of their fundamentals. At the end of the 12-month period, Information Technology remained our most overweight position, and the Portfolio’s Financials exposure remained our most underweight position. North America remains our largest regional exposure and we have reduced our European exposure over the course of the year. All sectors and weights are the result of the individual investment decisions made on a stock by stock basis.

Security selection and sector allocation in the fixed income sleeve of the Portfolio drove underperformance for the year, as overweight positions in the corporate and high yield sectors suffered in the turbulent market environment. While the U.S. investment grade corporate market finished the year with positive returns, the IG market experienced setbacks during the middle of the year and selections within this space detracted from overall Portfolio performance for 2011. Selections within U.S. Automotive Manufacturers (i.e. General Motors preferred 4.75% and Ford Motor Company 4.25%), Banking (such as Merrill Lynch), Chemicals and Diversified Telecom all negatively impacted the Portfolio’s performance.

Currency and hedging allocation was another contributor to underperformance. While our underweight to the Euro aided returns for the year, our underweight to the Japanese Yen hurt performance as the Yen was one of the strongest-performing currencies during the period. Our corresponding overweights to select poor performing emerging market currencies such as the Brazilian Real, Indian Rupee, Mexican Peso, South Korean Won and Turkish Lira detracted from excess return as well.

Country allocation proved performance additive during the period mainly due to our substantial overweight in U.S. local markets and underweight in Japanese and European local markets. Our underweight to U.K. and Australian local markets dragged on returns. Another positive source of returns came from yield curve and duration positioning. Our longer-than-benchmark positioning in the U.S. Dollar pay arena, specifically U.S. corporate bonds, positively contributed to performance as longer maturity yields fell during the year.

Due to increased volatility worldwide, we have sought to de-risk without de-yielding over the past few months, reducing certain off-benchmark currency positions and adding back some high-quality duration while retaining our position in corporate debt. We prefer to capture a positive yield in corporate bonds as quality yield is scarce worldwide, in part due to Europe having elected a fiscal contraction solution to its policy dilemmas. As we assessed the global macro trends, we remained focused on security selection and evaluating individual investments as opportunities arose. Our longer-term view of spread product remains favorable due to our base case expectation for the global economy to gradually improve, aided by further easing by the Federal Reserve and European Central Bank if necessary, the generally solid condition of corporate balance sheets, and favorable technical indicators. Therefore, we believe that issue selection is critical and a number of challenges (economic uncertainty, sovereign contagion) need to be closely monitored.

Dan Fuss, CFA, CIC

Warren Koontz, CFA, CIC,

David Rolley, CFA

Portfolio Managers

Loomis, Sayles & Company, L.P.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading

2

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary* (continued)

intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Apple, Inc.	3.3
Novo Nordisk A.S. - Class B	2.5
Ford Motor Co.	2.5
HCA, Inc.	2.0
Google, Inc. - Class A	1.9
Baidu, Inc. (ADR)	1.8
Standard Chartered plc	1.8
PepsiCo, Inc.	1.7
FMC Technologies, Inc.	1.7
Diageo plc	1.6

Top Equity Sectors

% of Market Value of Total Investments
Non-Cyclical	15.7
Communications	10.8
Financials	9.0
Industrials	8.5
Cyclical	6.8

Top Fixed Income Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	14.6
Foreign Bonds & Debt Securities	11.4
Convertible Bonds	2.8
U.S. Treasury & Government Agencies	2.4
Convertible Preferred Stocks	1.0

3

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Loomis Sayles Global Markets Portfolio managed by

Loomis, Sayles & Company, L.P. vs. MSCI World Index1 and Citigroup World Government Bond Index (WGBI)2

	Average Annual Return[3] (for the year ended 12/31/11)
	1 Year	5 Year	Since Inception[4]
Loomis Sayles Global Markets Portfolio—Class A	-1.25%	5.88%	6.01%
Class B	-1.48%	5.62%	5.73%
MSCI World Index[1]	-5.54%	-2.37%	-0.54%
Citigroup World Government Bond Index (WGBI)[2]	6.35%	7.13%	7.01%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2The Citigroup World Government Bond Index (WGBI) is market capitalization weighted and tracks total returns of government bonds in 21 countries globally.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of Class A and Class B shares is 5/1/2006. Index returns are based on an inception date of 5/1/2006.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

4

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.80%	$1,000.00	$905.60	$3.84
Hypothetical*	0.80%	1,000.00	1,021.17	4.08

Class B
Actual	1.05%	$1,000.00	$904.20	$5.04
Hypothetical*	1.05%	1,000.00	1,019.91	5.35

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

5

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—65.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
Embraer S.A. (ADR) (a)	177,295	$4,471,380
Precision Castparts Corp.	28,811	4,747,765

		9,219,145

Beverages—6.3%
Anheuser-Busch InBev N.V.	102,483	6,272,920
Coca-Cola Enterprises, Inc.	192,852	4,971,724
Diageo plc	291,062	6,353,492
PepsiCo, Inc.	101,928	6,762,923

		24,361,059

Biotechnology—0.7%
Vertex Pharmaceuticals, Inc.* (a)	86,480	2,872,001

Chemicals—2.3%
LG Chem, Ltd.	10,649	2,941,371
Praxair, Inc.	57,098	6,103,776

		9,045,147

Commercial Banks—4.5%
Banco Santander Chile (ADR)	66,050	4,999,985
PNC Financial Services Group, Inc.	101,238	5,838,396
Standard Chartered plc	302,446	6,587,342

		17,425,723

Communications Equipment—1.1%
QUALCOMM, Inc.	75,908	4,152,168

Computers & Peripherals—3.3%
Apple, Inc.*	31,156	12,618,180

Consumer Finance—1.4%
American Express Co.	118,492	5,589,268

Diversified Telecommunication Services—2.2%
AT&T, Inc.	128,377	3,882,120
CenturyLink, Inc. (a)	126,964	4,723,061

		8,605,181

Electrical Equipment—1.0%
Mitsubishi Electric Corp.	417,000	3,986,024

Energy Equipment & Services—4.8%
FMC Technologies, Inc.* (a)	123,848	6,468,581
National Oilwell Varco, Inc. (a)	89,725	6,100,403
Schlumberger, Ltd.	86,476	5,907,175

		18,476,159

Food & Staples Retailing—1.0%
CVS Caremark Corp.	94,883	$3,869,329

Hotels, Restaurants & Leisure—1.1%
Arcos Dorados Holdings, Inc.—Class A	201,876	4,144,514

Independent Power Producers & Energy Traders—1.5%
Calpine Corp.*	345,875	5,648,139

Industrial Conglomerates—1.0%
Siemens AG	38,407	3,681,497

Insurance—1.4%
ACE, Ltd.	75,109	5,266,643

Internet & Catalog Retail—1.5%
Priceline.com, Inc.*	12,546	5,867,890

Internet Software & Services—4.3%
Baidu, Inc. (ADR)*	61,501	7,163,022
Google, Inc.—Class A*	11,338	7,323,214
Mail.ru Group, Ltd. (GDR)(144A)*	87,064	2,263,664

		16,749,900

Machinery—4.0%
Atlas Copco A.B.—A Shares	220,172	4,717,644
Caterpillar, Inc.	64,221	5,818,422
FANUC Corp.	33,600	5,134,420

		15,670,486

Metals & Mining—1.0%
Antofagasta plc	199,997	3,745,828

Multiline Retail—0.9%
S.A.C.I. Falabella	428,430	3,331,454

Oil, Gas & Consumable Fuels—1.4%
Royal Dutch Shell plc (ADR)	76,575	5,596,867

Personal Products—1.2%
Natura Cosmeticos S.A.	233,493	4,539,046

Pharmaceuticals—5.3%
Genomma Lab Internacional S.A.B. de C.V.—Class B* (a)	2,290,968	4,418,037
Novo Nordisk A.S.—Class B	85,662	9,876,969
Sanofi	78,022	5,721,737
Valeant Pharmaceuticals International, Inc.*	9,742	454,854

		20,471,597

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares/Par Amount($)†	Value

Real Estate Management & Development—1.5%
Hang Lung Properties, Ltd.	652,000	$1,853,636
Jones Lang LaSalle, Inc. (a)	61,482	3,766,388

		5,620,024

Semiconductors & Semiconductor Equipment—0.6%
Texas Instruments, Inc.	83,918	2,442,853

Software—2.8%
Microsoft Corp.	169,669	4,404,607
Oracle Corp.	152,768	3,918,499
VMware, Inc.—Class A*	32,647	2,715,904

		11,039,010

Specialty Retail—1.1%
CIA Hering	248,400	4,322,779

Textiles, Apparel & Luxury Goods—0.6%
Burberry Group plc	130,757	2,393,733

Tobacco—1.3%
British American Tobacco plc	109,838	5,209,876

Trading Companies & Distributors—0.7%
Mills Estruturas e Servicos de Engenharia S.A.	292,600	2,776,582

Wireless Telecommunication Services—1.6%
Vodafone Group plc	2,182,575	6,061,761

Total Common Stocks (Cost $238,427,509)		254,799,863

Domestic Bonds & Debt Securities—14.5%

Aerospace & Defense—0.1%
Textron, Inc. 3.875%, 03/11/13 (EUR)	250,000	324,812

Airlines—0.8%
Delta Air Lines, Inc. 8.954%, 08/10/14	1,487,283	1,483,566
8.021%, 08/10/22	1,520,134	1,491,555

		2,975,121

Auto Components—0.3%
Goodyear Tire & Rubber Co. (The) 7.000%, 03/15/28	1,228,000	1,197,300

Automobiles—2.0%
Ford Motor Co. 6.625%, 10/01/28	5,750,000	$6,083,270
7.450%, 07/16/31 (a)	1,465,000	1,765,325

		7,848,595

Building Products—0.4%
Masco Corp. 7.125%, 03/15/20	125,000	126,347
7.750%, 08/01/29	75,000	72,971
USG Corp. 6.300%, 11/15/16	195,000	153,075
9.750%, 01/15/18	1,495,000	1,270,750

		1,623,143

Capital Markets—1.0%
Goldman Sachs Group, Inc. (The) 6.750%, 10/01/37	40,000	37,329
6.875%, 01/18/38 (GBP)	100,000	124,129
Merrill Lynch & Co., Inc. 6.050%, 05/16/16	200,000	188,688
6.220%, 09/15/26	300,000	248,013
6.110%, 01/29/37	1,200,000	927,692
Morgan Stanley 5.375%, 11/14/13 (GBP)	240,000	369,531
7.625%, 03/03/16 (AUD)	500,000	497,813
5.750%, 01/25/21	1,600,000	1,495,058

		3,888,253

Chemicals—0.0%
Hercules, Inc. 6.500%, 06/30/29	10,000	7,700
Incitec Pivot Finance LLC 6.000%, 12/10/19 (144A)	80,000	87,549

		95,249

Commercial Banks—0.4%
CIT Group, Inc. 7.000%, 05/01/17	909,852	910,989
Export Credit Bank of Turkey 5.375%, 11/04/16 (144A)(a)	200,000	198,000
Wells Fargo & Co. 4.625%, 11/02/35 (GBP)	100,000	148,001
Series EMTN 4.875%, 11/29/35 (GBP)	100,000	129,969

		1,386,959

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Consumer Finance—0.6%
Ally Financial, Inc. 8.000%, 12/31/18	448,000	$442,400
8.000%, 11/01/31	736,000	713,920
Springleaf Finance Corp. Series I 5.400%, 12/01/15	390,000	285,675
Series J 5.900%, 09/15/12	100,000	96,125
6.900%, 12/15/17	100,000	72,500
Series MTN 5.850%, 06/01/13 (a)	245,000	216,825
5.750%, 09/15/16	600,000	424,500
Series MTNI 4.875%, 07/15/12	200,000	192,500

		2,444,445

Diversified Financial Services—0.6%
Bank of America Corp. 5.490%, 03/15/19	100,000	86,314
4.750%, 05/06/19 (EUR)(b)	285,000	265,066
Series MTN 5.000%, 05/13/21	90,000	82,124
Eksportfinans ASA 2.000%, 09/15/15	90,000	74,619
General Electric Capital Corp. Series GMTN 7.625%, 12/10/14 (NZD)	850,000	724,119
International Lease Finance Corp. 6.250%, 05/15/19	1,105,000	1,022,252

		2,254,494

Diversified Telecommunication Services—1.5%
CenturyLink, Inc. 6.450%, 06/15/21	165,000	165,594
7.600%, 09/15/39	475,000	467,428
Series G 6.875%, 01/15/28	45,000	42,047
Level 3 Financing, Inc. 8.750%, 02/15/17	670,000	685,075
9.375%, 04/01/19 (a)	95,000	99,631
Qwest Capital Funding, Inc. 7.625%, 08/03/21	1,070,000	1,096,486
7.750%, 02/15/31	1,445,000	1,442,652
Sprint Capital Corp. 6.900%, 05/01/19	735,000	608,212
6.875%, 11/15/28	1,250,000	898,437
8.750%, 03/15/32	350,000	284,813

		5,790,375

Electric Utilities—0.1%
Centrais Eletricas Brasileiras S.A. 5.750%, 10/27/21 (144A)(a)	400,000	$417,600

Energy—0.1%
Pacific Rubiales Energy Corp. 7.250%, 12/12/21 (144A)	480,000	484,800

Food & Staples Retailing—1.1%
New Albertson’s, Inc. 7.450%, 08/01/29	5,470,000	4,293,950

Health Care Providers & Services—2.3%
HCA, Inc. 7.500%, 11/06/33	5,060,000	4,402,200
7.500%, 12/15/23	315,000	283,500
7.690%, 06/15/25	755,000	671,950
7.580%, 09/15/25	1,375,000	1,223,750
7.050%, 12/01/27	80,000	67,500
7.750%, 07/15/36	1,420,000	1,244,275
Kindred Healthcare, Inc. 8.250%, 06/01/19	195,000	164,775
Tenet Healthcare Corp. 6.875%, 11/15/31	910,000	750,750

		8,808,700

Household Durables—0.1%
K. Hovnanian Enterprises, Inc. 7.500%, 05/15/16	15,000	5,850
5.000%, 11/01/21 (144A)	700,000	392,000

		397,850

Industrial Conglomerates—1.1%
Borden, Inc. 8.375%, 04/15/16	3,030,000	2,196,750
9.200%, 03/15/21	1,910,000	1,563,813
7.875%, 02/15/23	899,000	678,745

		4,439,308

Insurance—0.2%
Forethought Financial Group, Inc. 8.625%, 04/15/21 (144A)	820,000	830,461

Internet Software & Services—0.1%
Tencent Holdings Ltd. 4.625%, 12/12/16 (144A)	400,000	391,278

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Leisure Equipment & Products—0.1%
Eastman Kodak Co. 7.250%, 11/15/13	30,000	$10,050
9.750%, 03/01/18 (144A)	160,000	122,400
10.625%, 03/15/19 (144A)	240,000	186,000

		318,450

Machinery—0.2%
Cummins, Inc. 6.750%, 02/15/27	509,000	621,648

Metals & Mining—0.4%
Alcoa, Inc. 5.900%, 02/01/27 (a)	975,000	966,409
Gerdau Holdings, Inc. 7.000%, 01/20/20 (144A) (a)	400,000	424,000

		1,390,409

Multiline Retail—0.1%
JC Penney Corp., Inc. 7.625%, 03/01/97	250,000	225,000

Oil, Gas & Consumable Fuels—0.5%
Gazprom OAO Via Gaz Capital S.A. 4.950%, 05/23/16 (144A)	200,000	200,500
NGC Corp. Capital Trust Series B 8.316%, 06/01/27 (d)	540,000	129,600
Petrobras International Finance Co. 6.250%, 12/14/26 (GBP)	200,000	319,730
TXU Corp. 5.550%, 11/15/14	630,000	450,450
6.500%, 11/15/24	1,620,000	729,000
6.550%, 11/15/34 (a)	120,000	51,600

		1,880,880

Real Estate Investment Trusts—0.4%
iStar Financial, Inc. 5.500%, 06/15/12 (a)	115,000	112,987
5.950%, 10/15/13	955,000	828,462
5.700%, 03/01/14	125,000	105,313
6.050%, 04/15/15 (a)	40,000	33,100
5.875%, 03/15/16	220,000	180,400
Weyerhaeuser Co. 6.950%, 10/01/27	60,000	59,488
7.375%, 03/15/32	320,000	336,779

		1,656,529

Specialty Retail—0.0%
Toys “R” Us, Inc. 7.375%, 10/15/18	150,000	$135,375

Wireless Telecommunication Services—0.0%
Sprint Nextel Corp. 6.000%, 12/01/16	109,000	91,015

Total Domestic Bonds & Debt Securities (Cost $55,705,980)		56,211,999

Foreign Bonds & Debt Securities—11.3%

Aerospace & Defense—0.1%
Finmeccanica S.p.A. 4.875%, 03/24/25 (EUR)	290,000	245,606

Automobiles—0.1%
Kia Motors Corp. 3.625%, 06/14/16 (144A)	300,000	297,709

Building Products—0.2%
Voto-Votorantim, Ltd. 6.750%, 04/05/21 (144A)	300,000	320,250
Votorantim Cimentos S.A. 7.250%, 04/05/41 (144A)	600,000	586,500

		906,750

Chemicals—0.2%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	200,000	200,500
LPG International, Inc. 7.250%, 12/20/15	175,000	193,375
Mexichem S.A.B. de C.V. 8.750%, 11/06/19 (144A)	400,000	468,000

		861,875

Commercial Banks—1.2%
Akbank T.A.S. 5.125%, 07/22/15 (144A)	100,000	98,000
Banco Santander Chile 6.500%, 09/22/20 (144A) (CLP)	250,000,000	472,765
Banco Votorantim S.A. 6.250%, 05/16/16 (144A) (BRL)	450,000	244,922
Barclays Bank plc Series EMTN 3.680%, 08/20/15 (KRW)	220,000,000	192,263

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Commercial Banks—(Continued)
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	300,000	$290,625
Canara Bank, Ltd. 6.365%, 11/28/21 (b)	200,000	190,614
European Investment Bank 2.375%, 07/10/20 (CHF)	430,000	491,861
Export-Import Bank of Korea 4.000%, 11/26/15 (144A) (PHP)	8,000,000	177,913
Hana Bank 4.000%, 11/03/16 (144A)	200,000	199,794
ICICI Bank, Ltd. 6.375%, 04/30/22 (144A) (b)	300,000	265,500
International Bank for Reconstruction & Development (The) Series GDIF 2.300%, 02/26/13 (KRW)	1,190,000,000	1,029,887
Itau Unibanco Holding S.A. 6.200%, 12/21/21 (144A) (a)	300,000	310,408
Standard Chartered Bank 5.875%, 09/26/17 (EUR)	250,000	318,995
Woori Bank 5.875%, 04/13/21 (144A)	200,000	201,007

		4,484,554

Construction Materials—0.1%
Lafarge S.A. 4.750%, 03/23/20 (EUR)	225,000	233,487

Consumer Finance—0.0%
Sydney Airport Finance Co. Pty, Ltd. 5.125%, 02/22/21 (144A)	140,000	142,309

Distributors—0.2%
Marfrig Holding Europe BV 8.375%, 05/09/18 (144A)	300,000	222,000
Marfrig Overseas, Ltd. 9.625%, 11/16/16 (144A)	530,000	469,050
9.500%, 05/04/20 (144A)	300,000	223,500

		914,550

Diversified Financial Services—0.3%
Fibria Overseas Finance, Ltd. 7.500%, 05/04/20 (144A) (a)	239,000	234,818
6.750%, 03/03/21 (144A)	300,000	276,750

Diversified Financial Services—(Continued)
Macquarie Bank, Ltd. 6.625%, 04/07/21 (144A)	500,000	$461,751

		973,319

Diversified Telecommunication Services—0.4%
Axtel S.A.B. de C.V. 9.000%, 09/22/19 (144A)	720,000	554,400
Bell Canada 6.100%, 03/16/35 (144A) (CAD)	300,000	333,692
Brasil Telecom S.A. 9.750%, 09/15/16 (144A) (BRL)	300,000	157,620
Telecom Italia Capital S.A. 6.000%, 09/30/34	350,000	260,031
Telefonica Emisiones SAU 4.375%, 02/02/16 (EUR)	140,000	179,482

		1,485,225

Electric Utilities—1.1%
Abu Dhabi National Energy Co. 6.500%, 10/27/36 (144A)	900,000	888,750
Dubai Electricity & Water Authority 8.500%, 04/22/15 (144A)	300,000	325,500
6.375%, 10/21/16 (144A)	200,000	205,500
E-CL S.A. 5.625%, 01/15/21 (144A)	250,000	265,409
Emgesa S.A. ESP 8.750%, 01/25/21 (144A) (COP)	450,000,000	249,131
Empresas Publicas de Medellin ESP 7.625%, 07/29/19 (144A)	400,000	466,000
8.375%, 02/01/21 (144A) (COP)	1,390,000,000	752,400
Majapahit Holding B.V. 8.000%, 08/07/19 (144A)	400,000	472,000
7.750%, 01/20/20 (144A)	200,000	233,250
MDC-GMTN B.V. 7.625%, 05/06/19 (144A)	250,000	299,597

		4,157,537

Energy Equipment & Services—0.1%
MBPS Finance Co. 11.250%, 11/15/15 (144A)	200,000	136,000
Odebrecht Drilling Norbe VIII/IX, Ltd. 6.350%, 06/30/21 (144A)	196,000	202,860

		338,860

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Gas Utilities—0.1%
Transportadora de Gas del Sur S.A. 7.875%, 05/14/17 (144A)	355,000	$323,050

Household Durables—0.2%
Desarrolladora Homex S.A. de C.V. 7.500%, 09/28/15	385,000	379,225
Urbi Desarrollos Urbanos S.A.B de C.V. 9.500%, 01/21/20 (144A)	475,000	484,500

		863,725

Independent Power Producers & Energy Traders—0.1%
Listrindo Capital B.V. 9.250%, 01/29/15 (144A)	400,000	435,487

Media—0.2%
Corus Entertainment, Inc. 7.250%, 02/10/17 (144A) (CAD)	190,000	194,325
Myriad International Holding B.V. 6.375%, 07/28/17 (144A) (a)	100,000	107,000
Shaw Communications, Inc. 5.650%, 10/01/19 (CAD)	250,000	268,083
WPP plc 6.000%, 04/04/17 (GBP)	160,000	275,262

		844,670

Metals & Mining—0.5%
ArcelorMittal 6.750%, 03/01/41	300,000	270,573
CSN Resources S.A. 6.500%, 07/21/20 (144A)	100,000	105,000
Hyundai Steel Co. 4.625%, 04/21/16 (144A)	400,000	399,091
Vale Overseas, Ltd. 6.875%, 11/21/36	694,000	793,624
Vedanta Resources plc 6.750%, 06/07/16 (144A) (a)	275,000	236,500
8.250%, 06/07/21 (144A)	200,000	157,000

		1,961,788

Multi - Utilities—0.1%
Veolia Environnement S.A. 5.125%, 05/24/22 (EUR)	200,000	270,156

Oil, Gas & Consumable Fuels—0.4%
Adaro Indonesia PT 7.625%, 10/22/19 (144A) (a)	400,000	438,520

Oil, Gas & Consumable Fuels—(Continued)
Ecopetrol S.A. 7.625%, 07/23/19 (a)	400,000	$486,000
OGX Petroleo e Gas Participacoes S.A. 8.500%, 06/01/18 (144A)	200,000	198,000
Pan American Energy LLC 7.875%, 05/07/21 (144A)	200,000	203,000
Petroleos de Venezuela S.A. 5.375%, 04/12/27	600,000	301,500

		1,627,020

Paper & Forest Products—0.1%
Celulosa Arauco y Constitucion S.A. 7.250%, 07/29/19	200,000	237,733
5.000%, 01/21/21	170,000	177,452

		415,185

Road & Rail—0.1%
DP World, Ltd. 6.850%, 07/02/37 (144A)	500,000	455,000

Semiconductors & Semiconductor Equipment—0.0%
STATS ChipPAC, Ltd. 7.500%, 08/12/15 (144A)	150,000	157,500

Sovereign—4.9%
Argentina Government International Bond Series NY 8.280%, 12/31/33	619,121	455,054
Brazil Notas do Tesouro Nacional Series B 6.000%, 05/15/15 (BRL)	71,500	835,764
Series F 10.000%, 01/01/21 (BRL)	163,500	816,646
Bundesrepublik Deutschland 3.000%, 07/04/20 (EUR)	185,000	265,986
Canadian Government Bond 3.500%, 06/01/13 (CAD)	525,000	534,582
3.000%, 12/01/15 (CAD)	1,265,000	1,330,449
Hungary Government International Bond 6.375%, 03/29/21 (a)	190,000	171,000
Indonesia Treasury Bond 11.500%, 09/15/19 (IDR)	2,901,000,000	427,605
Italy Buoni Poliennali Del Tesoro 4.750%, 09/15/16 (EUR)	1,210,000	1,487,647

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Sovereign—(Continued)
Korea Treasury Bond Series 1409 5.000%, 09/10/14 (KRW)	1,000,000,000	$904,404
Malaysia Government Bond 4.262%, 09/15/16 (MYR)	800,000	262,645
Series 0211 3.434%, 08/15/14 (MYR)	1,600,000	509,730
Series 0509 3.210%, 05/31/13 (MYR)	1,200,000	380,049
Mexican Bonos Series M 8.000%, 12/17/15 (MXN)	14,050,000	1,099,328
8.500%, 11/18/38 (MXN)	6,500,000	502,751
New Zealand Government Bond Series 521 6.000%, 05/15/21 (NZD)	1,000,000	913,891
Norwegian Government Bond 4.250%, 05/19/17 (NOK)	4,700,000	877,935
4.500%, 05/22/19 (NOK)	4,280,000	823,705
Philippine Government International Bond 6.250%, 01/14/36 (PHP)	30,000,000	694,333
Singapore Government Bond 1.625%, 04/01/13 (SGD)	2,015,000	1,580,767
2.250%, 07/01/13 (SGD)	570,000	452,750
Spain Government Bond 4.100%, 07/30/18 (EUR)	205,000	257,779
5.500%, 04/30/21 (EUR)	375,000	497,035
Sweden Government Bond Series 1047 5.000%, 12/01/20 (SEK)	2,650,000	496,314
Turkey Government Bond Series CPI 4.000%, 04/29/15 (TRY)	600,000	361,685
United Kingdom Gilt 5.250%, 06/07/12 (GBP)	300,000	475,918
4.000%, 09/07/16 (GBP)	155,000	275,355
4.250%, 03/07/36 (GBP)	550,000	1,048,499
Uruguay Government International Bond 4.375%, 12/15/28 (UYU)	4,890,329	244,829
3.700%, 06/26/37 (UYU)	2,700,000	161,877

		19,146,312

Specialty Retail—0.2%
Edcon Proprietary, Ltd. 4.676%, 06/15/14 (EUR) (b)	610,000	$583,555

Thrifts & Mortgage Finance—0.1%
Odebrecht Finance, Ltd. 6.000%, 04/05/23 (144A)	500,000	503,750

Tobacco—0.0%
British American Tobacco Holdings (The Netherlands) B.V. Series EMTN 4.000%, 07/07/20 (EUR)	100,000	133,812

Trading Companies & Distributors—0.1%
Noble Group, Ltd. 6.750%, 01/29/20 (144A)	300,000	261,000

Transportation Infrastructure—0.1%
Transnet, Ltd. 4.500%, 02/10/16 (144A)	400,000	405,457

Wireless Telecommunication Services—0.1%
British Telecommunications plc 5.750%, 12/07/28 (GBP)	150,000	249,144
Indosat Palapa Co. B.V. 7.375%, 07/29/20 (144A) (a)	200,000	222,500

		471,644

Total Foreign Bonds & Debt Securities (Cost $43,724,024)		43,900,892

Convertible Bonds—2.8%

Automobiles—0.5%
Ford Motor Co. 4.250%, 11/15/16	1,305,000	1,877,569

Biotechnology—0.1%
Human Genome Sciences, Inc. 3.000%, 11/15/18	465,000	417,338

Diversified Telecommunication Services—0.3%
Level 3 Communications, Inc. 7.000%, 03/15/15 (144A)	1,015,000	1,105,081

Health Care Providers & Services—0.1%
Omnicare, Inc. 3.750%, 12/15/25	365,000	509,175

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2011

Convertible Bonds—(Continued)

Security Description	Par Amount($)†	Value

Insurance—0.4%
Old Republic International Corp. 3.750%, 03/15/18 (a)	1,770,000	$1,564,237

Machinery—0.0%
Trinity Industries, Inc. 3.875%, 06/01/36 (a)	45,000	44,213

Real Estate Investment Trusts—0.3%
iStar Financial, Inc. 0.872%, 10/01/12 (b)	1,150,000	1,035,000

Semiconductors & Semiconductor Equipment—1.1%
Intel Corp. 3.250%, 08/01/39	2,670,000	3,357,525
Kulicke & Soffa Industries, Inc. 0.875%, 06/01/12	910,000	911,137

		4,268,662

Total Convertible Bonds (Cost $9,629,471)		10,821,275

U.S. Treasury & Government Agencies—1.1%
U.S. Treasury Notes 0.875%, 01/31/12	4,000,000	4,003,124

Total U.S. Treasury & Government Agencies (Cost $4,022,357)		4,003,124

Convertible Preferred Stocks—0.8%

Automobiles—0.5%
General Motors Co. Series B 4.750%, 12/01/13	56,460	1,954,927

Diversified Telecommunication Services—0.3%
Lucent Technologies Capital Trust I 7.750%, 03/15/17	2,063	1,266,682

Total Convertible Preferred Stocks (Cost $4,204,729)		3,221,609

Municipals—0.2%
Tobacco Settlement Financing Corp. 6.706%, 06/01/46	1,365,000	858,831

Total Municipals (Cost $1,364,697)		858,831

Preferred Stocks—0.2%
Security Description	Shares/Par Amount	Value

Consumer Finance—0.2%
Ally Financial, Inc., Series G (144A)	906	$649,517

Total Preferred Stocks (Cost $211,643)		649,517

Short-Term Investments—7.2%

Mutual Funds—4.8%
State Street Navigator Securities Lending Prime Portfolio (c)	18,673,623	18,673,623

Repurchase Agreement—2.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $9,254,010 on 01/03/12, collateralized by $1,290,000 Federal Home Loan Mortgage Corp. at 1.375% due 02/25/14 with a value of $1,320,423; by $7,475,000 U.S. Treasury Note at 1.750% due 01/31/14 with a value of $7,755,313; by $350,000 U.S. Treasury Note at 1.875% due 02/28/14 with a value of $363,563.	$9,254,000	9,254,000

Total Short-Term Investments (Cost $27,927,623)		27,927,623

Total Investments—103.9% (Cost $385,218,033#)		402,394,733
Other Assets and Liabilities (net)—(3.9)%		(15,020,112)

Net Assets—100.0%		$387,374,621

†	Par amount in U.S. dollars unless otherwise noted.
*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $387,064,323. The aggregate unrealized appreciation and depreciation of investments were $37,080,619 and $(21,750,209), respectively, resulting in net unrealized appreciation of $15,330,410 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $18,233,938

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2011

and the collateral received consisted of cash in the amount of $18,673,623. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Represents investment of cash collateral received from securities lending transactions.
(d)	Security is in default and/or issuer is in bankruptcy.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $24,745,710, which is 6.3% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EMTN)—	Euro Medium Term Note
(EUR)—	Euro
(GBP)—	British Pound
(GMTN)—	Global Medium Term Note
(IDR)—	Indonesian Rupiah
(KRW)—	South Korean Won
(MTN)—	Medium Term Note
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PHP)—	Philippine Peso
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(TRY)—	New Turkish Lira
(UYU)—	Uruguayan Peso

Countries Diversification as of December 31, 2011 (Unaudited)
% of Net Assets
United States	58.2
United Kingdom	10.2
Brazil	5.2
Cayman Islands	2.7
Denmark	2.5
Chile	2.4
Japan	2.4
Mexico	2.1
Netherlands	2.0
British Virgin Islands	1.7

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$9,219,145	$—	$—	$9,219,145
Beverages	11,734,647	12,626,412	—	24,361,059
Biotechnology	2,872,001	—	—	2,872,001
Chemicals	6,103,776	2,941,371	—	9,045,147
Commercial Banks	10,838,381	6,587,342	—	17,425,723
Communications Equipment	4,152,168	—	—	4,152,168
Computers & Peripherals	12,618,180	—	—	12,618,180
Consumer Finance	5,589,268	—	—	5,589,268
Diversified Telecommunication Services	8,605,181	—	—	8,605,181
Electrical Equipment	—	3,986,024	—	3,986,024
Energy Equipment & Services	18,476,159	—	—	18,476,159
Food & Staples Retailing	3,869,329	—	—	3,869,329
Hotels, Restaurants & Leisure	4,144,514	—	—	4,144,514
Independent Power Producers & Energy Traders	5,648,139	—	—	5,648,139
Industrial Conglomerates	—	3,681,497	—	3,681,497
Insurance	5,266,643	—	—	5,266,643
Internet & Catalog Retail	5,867,890	—	—	5,867,890
Internet Software & Services	16,749,900	—	—	16,749,900
Machinery	5,818,422	9,852,064	—	15,670,486
Metals & Mining	—	3,745,828	—	3,745,828
Multiline Retail	3,331,454	—	—	3,331,454
Oil, Gas & Consumable Fuels	5,596,867	—	—	5,596,867
Personal Products	4,539,046	—	—	4,539,046
Pharmaceuticals	4,872,891	15,598,706	—	20,471,597
Real Estate Management & Development	3,766,388	1,853,636	—	5,620,024
Semiconductors & Semiconductor Equipment	2,442,853	—	—	2,442,853
Software	11,039,010	—	—	11,039,010
Specialty Retail	4,322,779	—	—	4,322,779
Textiles, Apparel & Luxury Goods	—	2,393,733	—	2,393,733
Tobacco	—	5,209,876	—	5,209,876
Trading Companies & Distributors	2,776,582	—	—	2,776,582

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Wireless Telecommunication Services	$—	$6,061,761	$—	$6,061,761
Total Common Stocks	180,261,613	74,538,250	—	254,799,863
Total Domestic Bonds & Debt Securities*	—	56,211,999	—	56,211,999
Total Foreign Bonds & Debt Securities*	—	43,900,892	—	43,900,892
Total Convertible Bonds*	—	10,821,275	—	10,821,275
Total U.S. Treasury & Government Agencies*	—	4,003,124	—	4,003,124
Total Convertible Preferred Stocks*	3,221,609	—	—	3,221,609
Total Municipals*	—	858,831	—	858,831
Total Preferred Stocks*	649,517	—	—	649,517
Short-Term Investments
Mutual Funds	18,673,623	—	—	18,673,623
Repurchase Agreement	—	9,254,000	—	9,254,000
Total Short-Term Investments	18,673,623	9,254,000	—	27,927,623
Total Investments	$202,806,362	$199,588,371	$—	$402,394,733

Forwards**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$12,726	$—	$12,726
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(15,709)	—	(15,709)
Total Forward Contracts	$—	$(2,983)	$—	$(2,983)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards are valued on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of December 31, 2010	Transfers out of Level 3	Balance as of December 31, 2011	Change in Unrealized Appreciation (Depreciation) for Investments Held at December 31, 2011
Common Stocks
Textiles, Apparel & Luxury Goods	$3,077,928	$(3,077,928)	$—	$—

Common stocks in the amount of $3,077,928 were transferred out of Level 3 due to the initiation of a vendor or broker providing prices.

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$393,140,733
Repurchase Agreement	9,254,000
Cash	7,421
Cash denominated in foreign currencies (c)	1,481,493
Receivable for shares sold	80,677
Dividends receivable	363,096
Interest receivable	2,183,857
Unrealized appreciation on forward currency exchange contracts	12,726

Total assets	406,524,003

Liabilities
Payables for:
Shares redeemed	91,023
Unrealized depreciation on forward currency exchange contracts	15,709
Collateral for securities loaned	18,673,623
Accrued Expenses:
Management fees	230,274
Distribution and service fees - Class B	46,365
Administration fees	1,865
Custodian and accounting fees	15,397
Deferred trustees’ fees	25,067
Other expenses	50,059

Total liabilities	19,149,382

Net Assets	$387,374,621

Net Assets Represented by
Paid in surplus	$466,175,211
Accumulated net realized loss	(104,795,969)
Unrealized appreciation on investments and foreign currency transactions	17,104,584
Undistributed net investment income	8,890,795

Net Assets	$387,374,621

Net Assets
Class A	$168,920,187
Class B	218,454,434
Capital Shares Outstanding*
Class A	14,794,822
Class B	19,279,357
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.42
Class B	11.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $375,964,033.
(b)	Includes securities loaned at value of $18,233,938.
(c)	Identified cost of cash denominated in foreign currencies was $1,526,994.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$4,480,131
Interest (b)	7,675,814

Total investment income	12,155,945

Expenses
Management fees	2,812,145
Administration fees	22,986
Custodian and accounting fees	190,429
Distribution and service fees - Class B	539,687
Audit and tax services	52,948
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	45,543
Insurance	1,655
Miscellaneous	10,288

Total expenses	3,744,391
Less broker commission recapture	(21,070)

Net expenses	3,723,321

Net investment income	8,432,624

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	35,289,629
Foreign currency transactions	419,822

Net realized gain on investments and foreign currency transactions	35,709,451

Net change in unrealized depreciation from:
Investments	(50,547,020)
Foreign currency transactions	(131,041)

Net change in unrealized depreciation on investments and foreign currency transactions	(50,678,061)

Net realized and unrealized loss on investments and foreign currency transactions	(14,968,610)

Net Decrease in Net Assets from Operations	$(6,535,986)

(a)	Net of foreign withholding taxes of $315,323.
(b)	Includes net income on securities loaned of $169,496.

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$8,432,624	$9,115,085
Net realized gain on investments and foreign currency transactions	35,709,451	107,792,599
Net change in unrealized depreciation on investments and foreign currency transactions	(50,678,061)	(26,238,373)

Net increase (decrease) in net assets resulting from operations	(6,535,986)	90,669,311

Distributions to Shareholders
From net investment income
Class A	(4,701,715)	(20,009,609)
Class B	(5,026,728)	(3,749,934)

Net decrease in net assets resulting from distributions	(9,728,443)	(23,759,543)

Net increase (decrease) in net assets from capital share transactions	34,841,716	(365,065,882)

Net Increase (Decrease) in Net Assets	18,577,287	(298,156,114)
Net assets at beginning of period	368,797,334	666,953,448

Net assets at end of period	$387,374,621	$368,797,334

Undistributed net investment income at end of period	$8,890,795	$8,605,910

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	478,537	$5,759,664	2,065,670	$20,789,391
Reinvestments	371,383	4,701,715	1,935,165	20,009,609
Redemptions	(1,897,233)	(22,688,395)	(44,666,755)	(463,280,409)

Net decrease	(1,047,313)	$(12,227,016)	(40,665,920)	$(422,481,409)

Class B
Sales	7,850,420	$93,931,877	7,448,400	$80,441,864
Reinvestments	399,581	5,026,728	364,425	3,749,934
Redemptions	(4,371,415)	(51,889,873)	(2,623,153)	(26,776,271)

Net increase	3,878,586	$47,068,732	5,189,672	$57,415,527

Increase (decrease) derived from capital shares transactions		$34,841,716		$(365,065,882)

See accompanying notes to financial statements.

18

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.84	$10.00	$7.29	$13.27	$10.36

Income (Loss) from Investment Operations
Net investment income(a)	0.27	0.23	0.27	0.25	0.24
Net realized and unrealized gain (loss) on investments	(0.39)	1.96	2.64	(5.00)	2.67

Total from investment operations	(0.12)	2.19	2.91	(4.75)	2.91

Less distributions
Distributions from net investment income	(0.30)	(0.35)	(0.20)	(0.54)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.69)	0.00

Total distributions	(0.30)	(0.35)	(0.20)	(1.23)	0.00

Net Asset Value, End of Period	$11.42	$11.84	$10.00	$7.29	$13.27

Total Return (%)	(1.25)	22.39	41.00	(39.10)	28.09

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.79	0.76	0.73	0.74
Ratio of net expenses to average net assets (%)(b)	0.80	0.79	0.76	0.72	0.74
Ratio of net investment income to average net assets (%)	2.22	2.20	3.35	2.48	2.05
Portfolio turnover rate (%)	57.9	101.2	108.4	134.4	120.4
Net assets, end of period (in millions)	$168.9	$187.6	$565.4	$680.0	$1,007.2

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.77	$9.95	$7.24	$13.22	$10.34

Income (Loss) from Investment Operations
Net investment income(a)	0.24	0.19	0.25	0.22	0.23
Net realized and unrealized gain (loss) on investments	(0.40)	1.96	2.64	(4.98)	2.65

Total from investment operations	(0.16)	2.15	2.89	(4.76)	2.88

Less Distributions
Distributions from net investment income	(0.28)	(0.33)	(0.18)	(0.53)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.69)	0.00

Total distributions	(0.28)	(0.33)	(0.18)	(1.22)	0.00

Net Asset Value, End of Period	$11.33	$11.77	$9.95	$7.24	$13.22

Total Return (%)	(1.48)	22.01	40.82	(39.26)	27.85

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.05	1.04	1.01	0.98	1.02
Ratio of net expenses to average net assets (%)(b)	1.05	1.04	1.01	0.97	1.02
Ratio of net investment income to average net assets (%)	1.99	1.83	2.95	2.23	1.94
Portfolio turnover rate (%)	57.9	101.2	108.4	134.4	120.4
Net assets, end of period (in millions)	$218.5	$181.2	$101.6	$59.1	$79.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

19

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

20

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFICs), deferred trustees’ compensation, capital loss carryforwards, forward transactions, Real Estate Investment Trust (REITs), premium amortization adjustment, contingent payment debt instrument adjustments, broker commission recapture, ASC-860 (Lehman Brothers counterparty gain/loss) adjustment and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

21

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2011, the Portfolio had no forward commitments and when-issued and delayed-delivery securities.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

22

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Loomis, Sayles & Company, L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$2,812,145	0.70%	First $ 500 Million

	0.65%	$ 500 Million to $1 Billion

	0.60%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

23

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$998,909	$260,213,542	$5,777,050	$220,795,356

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Currency	Unrealized appreciation on forward foreign currency exchange contracts	$12,726	Unrealized depreciation on forward foreign currency exchange contracts	$15,709

Total		$12,726		$15,709

Transactions in derivative instruments during the year ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Currency
Foreign currency transactions	$3,155
Statement of Operations Location - Net Change in Unrealized Gain (Loss)	Currency
Foreign currency transactions	$(28,559)

For the year ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Foreign currency transactions	$3,415,647

(a)	Averages are based on activity levels during 2011.

24

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Depreciation

8/22/2012	Morgan Stanley & Co., Inc.	11,630,000	CNY	$1,842,377	$1,847,498	$(5,121)

3/12/2012	Credit Suisse London	615,000,000	KRW	531,430	541,159	(9,729)

Net Unrealized Depreciation						$(14,850)

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation (Depreciation)

3/21/2012	Credit Suisse London	490,000	AUD	$497,959	$497,100	$(859)

3/2/2012	Credit Suisse London	220,000	BRL	116,484	116,680	196

Net Unrealized Appreciation						$(663)

Forward Foreign Cross-Currency Exchange Contracts:

Settlement Date	Counterparty	Contracts to Buy		Contracts to Deliver		Net Unrealized Appreciation

1/31/2012	Deutsche Bank AG	41,137,980	JPY	676,000	SGD	$12,530

AUD—	Australian Dollar
BRL—	Brazilian Real
CNY—	China Yuan Renminbi
JPY—	Japanaese yen
KRW—	South Korean Won
SGD—	Singapore Dollar

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

25

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$9,728,443	$23,759,543	$—	$—	$9,728,443	$23,759,543

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$9,961,535	$—	$15,282,595	$(104,019,653)	$(78,775,523)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated capital losses were $638,635 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$26,398,654	$77,620,999	$104,019,653

10. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

26

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Global Markets Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Loomis Sayles Global Markets Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Loomis Sayles Global Markets Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

27

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

28

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

29

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

30

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Loomis Sayles Global Markets Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

31

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Loomis Sayles Global Markets Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five- year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its blended benchmark, 60% MSCI World Index/40% Citigroup World Government Bond Index, for the one- year period ended September 30, 2011, and outperformed its blended benchmark for the three- and five- year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, as well as any plans with respect to the Portfolio. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to

32

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Loomis Sayles Global Markets Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

33

MET INVESTORS SERIES TRUST

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Loomis Sayles Global Markets Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its contractual advisory fee would be triggered. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

34

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Lord Abbett Bond Debenture Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Lord Abbett Bond Debenture Portfolio returned 4.83%, 4.46%, and 4.69%, respectively. The Portfolio’s benchmarks, the Barclays Capital U.S. Aggregate Bond Index1, Bank of America Merrill Lynch High Yield Master II Constrained Index2 and the Hybrid Index3, returned 7.84%, 4.37%, and 3.18%, respectively.

Market Environment/Conditions

Concerns about sovereign credit risk mounted in 2011 as bond markets pressured several countries in the European Union (E.U.) to reduce their respective budget deficits. As a result of the uncertainty created by a push toward austerity and the global financial system’s exposure to sovereign debt, investors continued to seek the relative safety of U.S. Treasury securities during the year.

The increased demand for U.S. debt reduced the yield on the 10-year Treasury note, from 3.38% at the beginning of the year to 1.89% as the year concluded. European countries were not the only ones to feel pressure to reduce budget deficits, however. Treasury yields declined even after Standard & Poor’s downgraded the United States’ credit rating to ‘AA+’ from ‘AAA.’ The credit rating agency cited the polarized political environment and the growing federal budget deficit as the rationale for its downgrade following the debt ceiling debate in Congress that occurred during the summer.

Although the congressional “supercommittee” that was formed to address the U.S. budget deficit ended in a stalemate late in November 2011, the panel’s failure did not immediately prompt further downgrades from the credit rating agencies. However, Fitch Ratings revised its outlook on the country’s debt to ‘negative’ from ‘stable’ as a result of the impasse.

The Federal Reserve (Fed) also influenced long-term Treasury yields in 2011. The Fed’s second quantitative easing program (QEII) to purchase long-term Treasuries concluded at the end of the second quarter 2011, and the Fed announced a maturity extension program—also known as “Operation Twist”—in late September 2011. The latter program consists of $400 billion in purchases of Treasury securities with maturities of 6 to 30 years by the end of the second quarter of 2012. In terms of short-term rates, the Fed pledged in August 2011 to keep the Federal Funds rate in the range of 0–25 basis points through at least mid-2013.

The Fed’s easy monetary policy was justified by a stubbornly high unemployment rate, which stood at 8.5% in December, and a decelerating pace of inflation. The Consumer Price Index recorded a year-over-year increase of 3.5% in October, down from an annualized pace of 3.9% in September.

While Treasury securities were one of the best performing asset classes as the year drew to a close, several categories of municipal bonds, which often move in tandem with Treasuries, outperformed U.S. government bonds.

Elsewhere, corporate credit conditions remained positive with historically low default rates expected to continue into 2012. Amid this environment, corporate debt asset classes, such as investment-grade corporate bonds, high-yield bonds, and floating-rate loans, also posted positive returns during the year. One fixed income asset class that stood out with a negative return was the convertible bond market.

Portfolio Review/Year-End Positioning

A significant contributor to performance was security selection within the Portfolio’s high yield allocation. The Portfolio’s underweight in convertibles also added to performance, as convertibles underperformed high yield and investment grade bonds. The majority of the sectors within the Portfolio contributed to performance. Among those contributing the most on an absolute basis were in Energy. The flight to quality experienced throughout much of the year resulted in lower quality bonds underperforming higher-rated bonds. Since the Portfolio remained underweight in CCC-rated securities overall throughout the 12-month period, this added to performance.

The following industries detracted from absolute performance: automakers, beverage, electric-generation, and multi-line insurance. As investors looked for safety in Treasuries and higher rated investment grade bonds, lower rated bonds underperformed. At period end, the Portfolio continued to have a high yield bias, as we saw good value in high yield corporates amidst strong credit fundamentals and historically low default rates. Within the investment grade portion, the Portfolio continued to maintain little to no allocation to Treasuries, as we saw better relative value in corporates. This detracted from performance as Treasuries outperformed investment grade corporates.

Christopher J. Towle, CFA, Partner & Director

Lord, Abbett & Co. LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this

1

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary* (continued)

commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Issuers

% of Net Assets
SunGard Data Systems, Inc.	1.1
National Fuel Gas Co.	0.8
Crown Cork & Seal, Inc.	0.7
Nuveen Investments, Inc.	0.7
HCA, Inc.	0.7
Roper Industries, Inc.	0.7
El Paso Corp.	0.7
CIT Group, Inc.	0.7
Continental Resources, Inc.	0.6
Windstream Corp.	0.6

Top Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	63.0
Cash & Cash Equivalents	17.9
Foreign Bonds & Debt Securities	8.5
Convertible Bonds	6.9
Convertible Preferred Stocks	1.6
Common Stocks	1.0
Preferred Stocks	0.9
Municipals	0.2

2

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Lord Abbett Bond Debenture Portfolio managed by Lord, Abbett & Co. LLC vs. Barclays Capital U.S. Aggregate Bond Index1, BofA Merrill Lynch High Yield Master II Constrained Index2 and Hybrid Index3

	Average Annual Return[4] (for the year ended 12/31/11)
	1 Year	5 Year	10 Year	Since Inception[5]
Lord Abbett Bond Debenture Portfolio—Class A	4.83%	7.24%	7.38%	—
Class B	4.46%	6.96%	7.11%	—
Class E	4.69%	7.09%	—	7.35%
Barclays Capital U.S. Aggregate Bond Index[1]	7.84%	6.50%	5.78%	—
BofA Merrill Lynch High Yield Master II Constrained Index[2]	4.37%	7.55%	8.74%	—
Hybrid Index[3]	3.18%	6.32%	7.42%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index is a market value-weighted index of all domestic and yankee high-yield bonds with maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. This index limits any individual issuer to a maximum of 2% benchmark exposure.

3 The Hybrid Index is comprised of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index, 20% BofA Merrill Lynch All Convertible Index.

The BofA Merrill Lynch All Convertible Index is composed of approximately 700 issues of only convertible bonds and preferreds of all qualities.

4“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

5 Inception of Class A shares is 5/1/1996. Inception of the Class B shares is 3/22/2001. Inception of the Class E shares is 4/1/2002.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.55%	$1,000.00	$1,000.00	$2.77
Hypothetical*	0.55%	1,000.00	1,022.43	2.80

Class B
Actual	0.80%	$1,000.00	$997.60	$4.03
Hypothetical*	0.80%	1,000.00	1,021.17	4.08

Class E
Actual	0.70%	$1,000.00	$999.20	$3.53
Hypothetical*	0.70%	1,000.00	1,021.67	3.57

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—74.7% of Net Assets

Security Description	Par Amount($)†	Value

Aerospace & Defense—1.7%
Esterline Technologies Corp. 6.625%, 03/01/17 (a)	2,275,000	$2,366,000
7.000%, 08/01/20	2,100,000	2,226,000
GeoEye, Inc. 9.625%, 10/01/15	3,000,000	3,300,000
8.625%, 10/01/16	1,000,000	1,035,000
Huntington Ingalls Industries, Inc. 6.875%, 03/15/18 (144A)	2,000,000	1,970,000
7.125%, 03/15/21 (144A)	3,500,000	3,447,500
L-3 Communications Corp. 6.375%, 10/15/15 (a)	1,762,000	1,810,455
Spirit Aerosystems, Inc. 7.500%, 10/01/17	1,500,000	1,635,000
6.750%, 12/15/20	6,300,000	6,615,000
Triumph Group, Inc. 8.000%, 11/15/17	1,500,000	1,605,000

		26,009,955

Airlines—0.5%
Delta Air Lines, Inc. Class 2A 4.950%, 05/23/19	810,235	820,363
UAL 2007-1 Pass-Through Trust 6.636%, 07/02/22	1,741,587	1,741,587
United Air Lines, Inc. 9.875%, 08/01/13 (144A)	3,000,000	3,082,500
12.000%, 11/01/13 (144A)	2,000,000	2,095,000

		7,739,450

Auto Components—1.7%
Armored Autogroup, Inc. 9.250%, 11/01/18 (144A)	3,350,000	2,604,625
Cooper-Standard Automotive, Inc. 8.500%, 05/01/18	2,750,000	2,890,937
Dana Holding Corp. 6.500%, 02/15/19 (a)	2,750,000	2,791,250
6.750%, 02/15/21 (a)	2,500,000	2,575,000
Exide Technologies 8.625%, 02/01/18 (a)	400,000	310,000
Stanadyne Corp. Series 1 10.000%, 08/15/14	2,075,000	1,774,125
Stanadyne Holdings, Inc. 12.000%, 02/15/15 (b)	4,000,000	3,745,000
Stoneridge, Inc. 9.500%, 10/15/17 (144A)	1,725,000	1,776,750
Tenneco, Inc. 6.875%, 12/15/20	1,250,000	1,287,500

Auto Components—(Continued)
TRW Automotive, Inc. 7.250%, 03/15/17 (144A)	2,500,000	$2,687,500
8.875%, 12/01/17 (144A)	2,500,000	2,725,000

		25,167,687

Automobiles—0.5%
Chrysler Group LLC 8.250%, 06/15/21 (144A) (a)	3,200,000	2,928,000
Ford Motor Co. 7.450%, 07/16/31 (a)	3,000,000	3,615,000
Tomkins LLC/Tomkins, Inc. 9.000%, 10/01/18	1,350,000	1,503,562

		8,046,562

Biotechnology—0.1%
Gilead Sciences, Inc. 3.050%, 12/01/16	400,000	409,859
Grifols, Inc. 8.250%, 02/01/18	1,500,000	1,582,500

		1,992,359

Building Products—0.5%
Griffon Corp. 7.125%, 04/01/18 (a)	1,575,000	1,567,125
Masco Corp. 7.125%, 03/15/20 (a)	3,500,000	3,537,716
Owens Corning, Inc. 9.000%, 06/15/19	1,625,000	1,941,427

		7,046,268

Capital Markets—1.4%
Goldman Sachs Group, Inc. (The) 5.250%, 07/27/21	600,000	586,409
Lazard Group LLC 7.125%, 05/15/15	4,300,000	4,620,737
Nuveen Investments, Inc. 10.500%, 11/15/15 (a)	10,250,000	10,224,375
10.500%, 11/15/15 (144A)	1,075,000	1,061,563
Raymond James Financial, Inc. 8.600%, 08/15/19	4,075,000	4,742,171

		21,235,255

Chemicals—2.7%
Airgas, Inc. 7.125%, 10/01/18	1,900,000	2,034,835
Celanese U.S. Holdings LLC 6.625%, 10/15/18 (a)	5,000,000	5,337,500

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Chemicals—(Continued)
CF Industries, Inc. 7.125%, 05/01/20	2,500,000	$2,962,500
Chemtura Corp. 7.875%, 09/01/18	2,500,000	2,587,500
Huntsman International LLC 8.625%, 03/15/20 (a)	5,500,000	5,857,500
Lyondell Chemical Co. 8.000%, 11/01/17	838,000	919,705
Momentive Performance Materials, Inc. 9.000%, 01/15/21	3,000,000	2,295,000
Mosaic Global Holdings, Inc. 7.300%, 01/15/28	4,900,000	6,046,855
Nalco Co. 8.250%, 05/15/17 (a)	1,500,000	1,702,500
6.625%, 01/15/19 (144A)	2,500,000	2,893,750
Rockwood Specialties Group, Inc. 7.500%, 11/15/14 (a)	4,500,000	4,578,750
Scotts Miracle-Gro Co. (The) 6.625%, 12/15/20 (144A)	4,500,000	4,590,000

		41,806,395

Commercial Banks—1.8%
CIT Group, Inc. 7.000%, 05/02/16 (144A)	10,000,000	10,012,500
Discover Bank Series BKNT 8.700%, 11/18/19	2,000,000	2,283,690
Huntington Bancshares, Inc. 7.000%, 12/15/20 (a)	2,000,000	2,270,506
Regions Bank 6.450%, 06/26/37	4,000,000	3,350,000
Series BKNT 7.500%, 05/15/18 (a)	1,500,000	1,500,000
SVB Financial Group 5.375%, 09/15/20 (a)	2,150,000	2,206,440
Zions Bancorporation 7.750%, 09/23/14	5,500,000	5,835,164

		27,458,300

Commercial Services & Supplies—1.5%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 9.625%, 03/15/18	3,500,000	3,640,000
9.750%, 03/15/20	1,100,000	1,135,750
Brambles USA, Inc. 5.350%, 04/01/20 (144A)	3,350,000	3,580,189

Commercial Services & Supplies—(Continued)
Clean Harbors, Inc. 7.625%, 08/15/16	3,300,000	$3,522,750
Deluxe Corp. 7.375%, 06/01/15 (a)	3,900,000	3,968,250
Iron Mountain, Inc. 7.750%, 10/01/19 (a)	2,100,000	2,228,625
Steelcase, Inc. 6.375%, 02/15/21	3,000,000	3,193,446
WCA Waste Corp. 7.500%, 06/15/19 (144A)	1,000,000	1,015,000

		22,284,010

Communications Equipment—1.8%
Alcatel-Lucent USA, Inc. 6.450%, 03/15/29 (a)	3,925,000	2,835,812
Avaya, Inc. 7.000%, 04/01/19 (144A) (a)	5,000,000	4,875,000
Brocade Communications Systems, Inc. 6.625%, 01/15/18	3,500,000	3,657,500
6.875%, 01/15/20 (a)	1,900,000	2,033,000
CommScope, Inc. 8.250%, 01/15/19 (144A)	7,500,000	7,537,500
MasTec, Inc. 7.625%, 02/01/17 (a)	3,000,000	3,135,000
ViaSat, Inc. 8.875%, 09/15/16	2,500,000	2,575,000

		26,648,812

Construction & Engineering—0.4%
Dycom Investments, Inc. 7.125%, 01/15/21	4,375,000	4,440,625
Great Lakes Dredge & Dock Corp. 7.375%, 02/01/19	2,300,000	2,288,500

		6,729,125

Consumer Finance—1.1%
Ally Financial, Inc. 8.300%, 02/12/15	4,000,000	4,230,000
7.500%, 09/15/20 (a)	3,000,000	3,041,250
American Express Credit Corp. 7.300%, 08/20/13	3,000,000	3,257,043
Ford Motor Credit Co. LLC 5.875%, 08/02/21	1,450,000	1,513,970
Hyundai Capital America 3.750%, 04/06/16 (144A)	850,000	847,891

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Consumer Finance—(Continued)
SLM Corp. Series MTN 6.250%, 01/25/16	1,300,000	$1,265,334
Springleaf Finance Corp. Series J 6.900%, 12/15/17	2,900,000	2,102,500

		16,257,988

Containers & Packaging—2.2%
AEP Industries, Inc. 8.250%, 04/15/19	2,500,000	2,550,000
Ball Corp. 6.625%, 03/15/18 (a)	1,950,000	2,008,500
6.750%, 09/15/20 (a)	2,000,000	2,185,000
Crown Cork & Seal, Inc. 7.375%, 12/15/26	11,000,000	11,385,000
Longview Fibre Paper & Packaging, Inc. 8.000%, 06/01/16 (144A)	3,000,000	3,015,000
Packaging Dynamics Corp. 8.750%, 02/01/16 (144A)	1,500,000	1,507,500
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 8.750%, 10/15/16 (144A) (a)	2,000,000	2,115,000
9.250%, 05/15/18 (144A) (a)	2,600,000	2,502,500
Sealed Air Corp. 8.375%, 09/15/21 (144A) (a)	3,200,000	3,552,000
6.875%, 07/15/33 (144A)	2,350,000	2,056,837

		32,877,337

Distributors—0.2%
VWR Funding, Inc. Series B 10.250%, 07/15/15 (c)	3,000,000	3,112,500

Diversified Consumer Services—0.2%
Affinion Group, Inc. 11.500%, 10/15/15	3,000,000	2,632,500

Diversified Financial Services—1.0%
Antero Resources Finance Corp. 7.250%, 08/01/19 (144A)	2,500,000	2,575,000
Cantor Fitzgerald L.P. 7.875%, 10/15/19 (144A)	2,550,000	2,494,387
CEDC Finance Corp. International, Inc. 9.125%, 12/01/16 (144A)	1,500,000	1,068,750
International Lease Finance Corp. 8.750%, 03/15/17	6,500,000	6,711,250

Diversified Financial Services—(Continued)
6.250%, 05/15/19 (a)	1,100,000	$1,017,627
8.250%, 12/15/20 (a)	1,000,000	1,012,500
Washington Mutual Bank/Henderson N.V. 6.875%, 06/15/11 (d)	6,000,000	15,600
ZFS Finance USA Trust V 6.500%, 05/09/37 (144A) (a) (e)	630,000	570,150

		15,465,264

Diversified Telecommunication Services—2.7%
CenturyLink, Inc. 6.450%, 06/15/21	1,700,000	1,706,115
Series Q 6.150%, 09/15/19 (a)	6,000,000	6,036,564
Ceridian Corp. 11.250%, 11/15/15 (a)	3,825,000	3,002,625
Cogent Communications Group, Inc. 8.375%, 02/15/18 (144A)	1,790,000	1,839,225
CPI International, Inc. 8.000%, 02/15/18	2,500,000	2,093,750
GCI, Inc. 6.750%, 06/01/21 (a)	1,550,000	1,519,000
Level 3 Escrow, Inc. 8.125%, 07/01/19 (144A)	1,550,000	1,530,625
NII Capital Corp. 10.000%, 08/15/16 (a)	2,500,000	2,850,000
8.875%, 12/15/19 (a)	2,500,000	2,643,750
7.625%, 04/01/21	1,750,000	1,745,625
Sprint Capital Corp. 6.900%, 05/01/19 (a)	9,000,000	7,447,500
Windstream Corp. 7.000%, 03/15/19 (a)	6,500,000	6,597,500
7.500%, 04/01/23	2,500,000	2,481,250

		41,493,529

Electric Utilities—1.5%
Black Hills Corp. 5.875%, 07/15/20	2,000,000	2,308,122
Coso Geothermal Power Holdings 7.000%, 07/15/26 (144A)	3,382,755	2,456,662
Duquesne Light Holdings, Inc. 6.400%, 09/15/20 (144A)	5,000,000	5,325,755
Edison Mission Energy 7.000%, 05/15/17	1,000,000	655,000

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Electric Utilities—(Continued)
Mirant Americas Generation LLC 9.125%, 05/01/31	3,000,000	$2,730,000
Nisource Finance Corp. 6.150%, 03/01/13	991,000	1,041,038
Northern States Power/Minnesota 5.250%, 03/01/18	2,000,000	2,381,448
Peco Energy Co. 5.350%, 03/01/18 (a)	3,125,000	3,695,269
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 10.250%, 11/01/15	1,525,000	549,000
11.500%, 10/01/20 (144A)(a)	2,250,000	1,920,937

		23,063,231

Electrical Equipment—0.9%
Belden, Inc. 7.000%, 03/15/17	4,250,000	4,265,937
9.250%, 06/15/19	2,300,000	2,466,750
Emerson Electric Co. 5.250%, 10/15/18	3,500,000	4,145,166
Roper Industries, Inc. 6.250%, 09/01/19	2,175,000	2,573,969

		13,451,822

Electronic Equipment, Instruments & Components—0.2%
Sterling Merger, Inc. 11.000%, 10/01/19 (144A)(a)	2,800,000	2,744,000

Energy Equipment & Services—1.7%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	2,266,878	2,499,469
Basic Energy Services, Inc. 7.750%, 02/15/19	2,750,000	2,784,375
Cameron International Corp. 6.375%, 07/15/18	1,920,000	2,276,918
Complete Production Services, Inc. 8.000%, 12/15/16	3,000,000	3,135,000
Dresser-Rand Group, Inc. 6.500%, 05/01/21 (144A)	3,500,000	3,596,250
Murray Energy Corp. 10.250%, 10/15/15 (144A)	1,750,000	1,745,625
Oil States International, Inc. 6.500%, 06/01/19	3,175,000	3,262,313
SEACOR Holdings, Inc. 7.375%, 10/01/19	4,150,000	4,383,574

Energy Equipment & Services—(Continued)
SESI LLC 6.375%, 05/01/19	1,750,000	$1,789,375
Unit Corp. 6.625%, 05/15/21	550,000	552,750

		26,025,649

Entertainment & Leisure—0.2%
River Rock Entertainment Authority (The) 9.000%, 11/01/18	4,665,000	3,732,000

Food & Staples Retailing—0.9%
Ingles Markets, Inc. 8.875%, 05/15/17	3,000,000	3,262,500
Rite Aid Corp. 9.375%, 12/15/15 (a)	2,250,000	2,182,500
10.250%, 10/15/19 (a)	2,000,000	2,215,000
Stater Bros Holdings, Inc. 7.375%, 11/15/18	2,000,000	2,120,000
SUPERVALU, Inc. 7.500%, 11/15/14 (a)	3,600,000	3,681,000

		13,461,000

Food Products—0.7%
Bunge NA Finance L.P. 5.900%, 04/01/17	1,375,000	1,503,252
Del Monte Corp. 7.625%, 02/15/19 (a)	1,500,000	1,447,500
Dole Food Co., Inc. 8.750%, 07/15/13 (a)	6,250,000	6,640,625
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp. 9.250%, 04/01/15	1,000,000	1,031,250

		10,622,627

Gas Utilities—0.9%
Ferrellgas L.P./Ferrellgas Finance Corp. 6.500%, 05/01/21 (a)	1,750,000	1,548,750
National Fuel Gas Co. 6.500%, 04/15/18	7,200,000	8,169,898
8.750%, 05/01/19	1,750,000	2,166,617
4.900%, 12/01/21	1,500,000	1,540,906
Suburban Propane Partners L.P./Suburban Energy Finance Corp. 7.375%, 03/15/20	1,000,000	1,045,000

		14,471,171

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Health Care Equipment & Supplies—0.8%
Bausch & Lomb, Inc. 9.875%, 11/01/15	5,000,000	$5,275,000
Biomet, Inc. 10.000%, 10/15/17 (a)	5,000,000	5,425,000
Kinetic Concepts, Inc. 10.500%, 11/01/18 (144A)	2,000,000	1,965,000

		12,665,000

Health Care Providers & Services—3.7%
Capella Healthcare, Inc. 9.250%, 07/01/17	2,000,000	2,040,000
Centene Corp. 5.750%, 06/01/17 (a)	2,900,000	2,900,000
Community Health Systems, Inc. 8.875%, 07/15/15 (a)	6,233,000	6,451,155
8.000%, 11/15/19 (144A) (a)	2,500,000	2,531,250
HCA Holdings, Inc. 7.750%, 05/15/21 (a)	6,150,000	6,288,375
HCA, Inc. 9.875%, 02/15/17	764,000	838,490
6.500%, 02/15/20	2,000,000	2,080,000
7.875%, 02/15/20	2,100,000	2,278,500
7.500%, 02/15/22 (a)	5,750,000	5,893,750
HealthSouth Corp. 8.125%, 02/15/20	3,400,000	3,442,500
inVentiv Health, Inc. 10.000%, 08/15/18 (144A)	700,000	644,000
Kindred Healthcare, Inc. 8.250%, 06/01/19	2,800,000	2,366,000
Select Medical Corp. 7.625%, 02/01/15 (a)	3,000,000	2,835,000
Tenet Healthcare Corp. 9.250%, 02/01/15 (a)	2,500,000	2,640,625
8.875%, 07/01/19	1,250,000	1,409,375
United Surgical Partners International, Inc. 8.875%, 05/01/17 (a)	5,000,000	5,012,500
UnitedHealth Group, Inc. 4.875%, 04/01/13	2,269,000	2,371,414
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.000%, 02/01/18 (a)	5,000,000	4,987,500

		57,010,434

Hotels, Restaurants & Leisure—4.2%
Ameristar Casinos, Inc. 7.500%, 04/15/21 (a)	2,000,000	$2,070,000
Boyd Gaming Corp. 7.125%, 02/01/16 (a)	3,500,000	3,045,000
Caesars Entertainment Operating Co., Inc. 5.625%, 06/01/15 (a)	3,500,000	1,916,250
12.750%, 04/15/18	5,250,000	4,200,000
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 01/15/16 (144A)	2,000,000	2,060,000
10.750%, 01/15/17 (144A) (a) (c)	1,055,582	1,093,847
DineEquity, Inc. 9.500%, 10/30/18 (a)	4,500,000	4,854,375
Downstream Development Authority of the Quapaw Tribe of Oklahoma 10.500%, 07/01/19 (144A) (a)	2,350,000	2,232,500
Fiesta Restaurant Group 8.875%, 08/15/16 (144A)	780,000	787,800
Gaylord Entertainment Co. 6.750%, 11/15/14	1,000,000	995,000
Hyatt Hotels Corp. 5.750%, 08/15/15 (144A)	3,000,000	3,215,247
Isle of Capri Casinos, Inc. 7.000%, 03/01/14 (a)	4,000,000	3,760,000
Marina District Finance Co., Inc. 9.875%, 08/15/18 (a)	3,500,000	3,211,250
MGM Resorts International 6.625%, 07/15/15 (a)	4,000,000	3,820,000
Midwest Gaming Borrower LLC/Midwest Finance Corp. 11.625%, 04/15/16 (144A)	1,750,000	1,907,500
Mohegan Tribal Gaming Authority 11.500%, 11/01/17 (144A) (a)	4,000,000	3,710,000
Rare Restaurant Group LLC/RRG Finance Corp. 9.250%, 05/15/14 (144A)	2,000,000	1,610,000
Snoqualmie Entertainment Authority 9.125%, 02/01/15 (144A)	3,500,000	3,395,000
Speedway Motorsports, Inc. 8.750%, 06/01/16 (a)	2,500,000	2,737,500
Station Casinos, Inc. 6.500%, 02/01/14 (d)(f)	4,500,000	0

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Hotels, Restaurants & Leisure—(Continued)
Sugarhouse HSP Gaming Prop Mezz L.P./Sugarhouse HSP Gaming Finance Corp. 8.625%, 04/15/16 (144A)	4,000,000	$4,120,000
Universal City Development Partners 8.875%, 11/15/15	975,000	1,084,688
Wendy’s/Arby’s Restaurants LLC 10.000%, 07/15/16	2,600,000	2,873,000
Wyndham Worldwide Corp. 5.750%, 02/01/18 (a)	1,250,000	1,324,972
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 7.875%, 11/01/17 (a)	2,750,000	3,031,875
7.750%, 08/15/20 (a)	1,300,000	1,449,500

		64,505,304

Household Durables—0.7%
American Standard Americas 10.750%, 01/15/16 (144A)	3,000,000	1,800,000
KB Home 9.100%, 09/15/17	3,000,000	2,872,500
Lennar Corp. Series B 12.250%, 06/01/17 (a)	2,000,000	2,390,000
Whirlpool Corp. 8.600%, 05/01/14	3,177,000	3,547,829

		10,610,329

Household Products—0.3%
Solo Cup Co. 8.500%, 02/15/14 (a)	2,500,000	2,312,500
10.500%, 11/01/13 (a)	1,500,000	1,530,000

		3,842,500

Independent Power Producers & Energy Traders—1.0%
AES Corp. (The) 8.000%, 10/15/17	4,500,000	4,972,500
7.375%, 07/01/21 (144A) (a)	2,000,000	2,165,000
DPL, Inc. 7.250%, 10/15/21 (144A) (a)	2,650,000	2,868,625
PSEG Power LLC 5.320%, 09/15/16	5,000,000	5,582,730

		15,588,855

Insurance—1.0%
Fidelity National Financial, Inc. 6.600%, 05/15/17	3,700,000	3,926,503

Insurance—(Continued)
Genworth Financial, Inc. 7.625%, 09/24/21 (a)	4,350,000	$4,074,014
HUB International Holdings, Inc. 9.000%, 12/15/14 (144A)	1,500,000	1,511,250
Liberty Mutual Group, Inc. 10.750%, 06/15/58 (144A) (e)	1,500,000	1,897,500
USI Holdings Corp. 4.332%, 11/15/14 (144A) (e)	3,950,000	3,624,125

		15,033,392

Internet & Catalog Retail—0.2%
Expedia, Inc. 8.500%, 07/01/16	2,695,000	2,906,792

Internet Software & Services—0.3%
Equinix, Inc. 8.125%, 03/01/18 (a)	2,000,000	2,190,000
7.000%, 07/15/21	2,450,000	2,590,875
Travelport LLC 9.000%, 03/01/16 (a)	900,000	501,750

		5,282,625

IT Services—1.6%
Fidelity National Information Services, Inc. 7.625%, 07/15/17	1,150,000	1,250,625
First Data Corp. 8.250%, 01/15/21 (144A) (a)	4,000,000	3,600,000
12.625%, 01/15/21	1,000,000	875,000
ManTech International Corp. 7.250%, 04/15/18	2,000,000	2,047,500
SunGard Data Systems, Inc. 10.250%, 08/15/15 (a)	8,500,000	8,850,625
7.375%, 11/15/18	5,500,000	5,658,125
7.625%, 11/15/20 (a)	1,450,000	1,497,125

		23,779,000

Life Sciences Tools & Services—0.2%
Bio-Rad Laboratories, Inc. 8.000%, 09/15/16 (a)	2,000,000	2,200,000
Life Technologies Corp. 6.000%, 03/01/20	1,250,000	1,399,584

		3,599,584

Machinery—3.3%
Actuant Corp. 6.875%, 06/15/17 (a)	2,000,000	2,070,000

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Machinery—(Continued)
Altra Holdings, Inc. 8.125%, 12/01/16 (a)	4,250,000	$4,536,875
Amsted Industries, Inc. 8.125%, 03/15/18 (144A)	2,250,000	2,396,250
B-Corp. Merger Sub, Inc. 8.250%, 06/01/19 (144A)	875,000	826,875
Commercial Vehicle Group, Inc. 7.875%, 04/15/19 (144A)	6,000,000	5,805,000
Manitowoc Co., Inc. (The) 9.500%, 02/15/18 (a)	3,500,000	3,745,000
8.500%, 11/01/20 (a)	1,000,000	1,058,750
Mueller Water Products, Inc. 7.375%, 06/01/17 (a)	4,000,000	3,660,000
Navistar International Corp. 8.250%, 11/01/21 (a)	2,892,000	3,090,825
Oshkosh Corp. 8.500%, 03/01/20	1,000,000	1,035,000
Park-Ohio Industries, Inc. 8.125%, 04/01/21 (a)	2,000,000	1,980,000
RBS Global, Inc./Rexnord Corp. 8.500%, 05/01/18 (a)	6,000,000	6,390,000
SPX Corp. 6.875%, 09/01/17 (144A) (a)	3,750,000	4,068,750
Thermadyne Holdings Corp. 9.000%, 12/15/17	1,920,000	1,996,800
Timken Co. (The) 6.000%, 09/15/14	2,650,000	2,869,632
Valmont Industries, Inc. 6.625%, 04/20/20	3,500,000	4,057,634

		49,587,391

Marine—0.1%
Commercial Barge Line Co. 12.500%, 07/15/17	2,075,000	2,246,188

Media—5.0%
Allbritton Communications Co. 8.000%, 05/15/18	1,500,000	1,496,250
AMC Networks, Inc. 7.750%, 07/15/21 (144A) (a)	2,000,000	2,185,000
Bresnan Broadband Holdings LLC 8.000%, 12/15/18 (144A)	4,000,000	4,180,000
CCH II LLC/CCH II Capital Corp. 13.500%, 11/30/16	1,067,512	1,238,314

Media—(Continued)
CCO Holdings LLC/CCO Holdings Capital Corp. 7.000%, 01/15/19	1,000,000	$1,047,500
8.125%, 04/30/20	3,000,000	3,300,000
Cinemark U.S.A., Inc. 8.625%, 06/15/19	2,000,000	2,185,000
7.375%, 06/15/21 (a)	375,000	385,313
Clear Channel Communications, Inc. 9.000%, 03/01/21	2,200,000	1,864,500
Cumulus Media, Inc. 7.750%, 05/01/19 (144A) (a)	2,500,000	2,231,250
Discovery Communications LLC 5.625%, 08/15/19	1,520,000	1,732,228
DISH DBS Corp. 7.125%, 02/01/16	4,000,000	4,330,000
6.750%, 06/01/21	3,350,000	3,626,375
EH Holding Corp. 7.625%, 06/15/21 (144A) (a)	5,000,000	5,275,000
Gray Television, Inc. 10.500%, 06/29/15 (a)	3,325,000	3,158,750
Lamar Media Corp. 7.875%, 04/15/18 (a)	1,750,000	1,863,750
LIN Television Corp. 6.500%, 05/15/13 (a)	4,980,000	4,998,675
8.375%, 04/15/18	1,250,000	1,223,438
Lions Gate Entertainment Corp. 10.250%, 11/01/16 (144A)	3,100,000	3,131,000
Live Nation Entertainment, Inc. 8.125%, 05/15/18 (144A)	3,750,000	3,796,875
Mediacom Broadband LLC 8.500%, 10/15/15 (a)	1,625,000	1,681,875
Mediacom LLC/Mediacom Capital Corp. 9.125%, 08/15/19 (a)	6,350,000	6,770,687
ProQuest LLC 9.000%, 10/15/18 (144A)	3,150,000	2,567,250
Salem Communications Corp. 9.625%, 12/15/16	844,000	894,640
Sinclair Television Group, Inc. 9.250%, 11/01/17 (144A)	1,000,000	1,095,000
Univision Communications, Inc. 8.500%, 05/15/21 (144A)	1,000,000	915,000
WMG Acquisition Corp. 9.500%, 06/15/16	6,000,000	6,540,000
11.500%, 10/01/18 (144A) (a)	1,625,000	1,620,937

		75,334,607

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Metals & Mining—2.3%
Allegheny Ludlum Corp. 6.950%, 12/15/25	3,700,000	$4,198,989
American Rock Salt Co. LLC 8.250%, 05/01/18 (144A)	3,450,000	3,329,250
Atkore International, Inc. 9.875%, 01/01/18	4,000,000	3,850,000
Cliffs Natural Resources, Inc. 5.900%, 03/15/20	3,500,000	3,736,586
Constellation Enterprises LLC 10.625%, 02/01/16 (144A)	3,325,000	3,142,125
Freeport McMoRan Copper & Gold, Inc. 8.375%, 04/01/17	6,000,000	6,381,756
JMC Steel Group 8.250%, 03/15/18 (144A) (a)	2,000,000	1,960,000
Noranda Aluminum Acquisition Corp. 4.659%, 05/15/15 (c) (e)	3,077,892	2,862,440
Old AII, Inc. 10.000%, 12/15/16 (d) (f)	4,330,000	0
Steel Dynamics, Inc. 7.625%, 03/15/20 (a)	1,500,000	1,590,000
SunCoke Energy, Inc. 7.625%, 08/01/19 (144A) (a)	2,300,000	2,311,500
Thompson Creek Metals Co., Inc. 7.375%, 06/01/18	1,050,000	939,750

		34,302,396

Multiline Retail—0.5%
JC Penney Corp., Inc. 7.950%, 04/01/17 (a)	1,250,000	1,368,750
Macy’s Retail Holdings, Inc. 6.375%, 03/15/37	1,250,000	1,456,997
QVC, Inc. 7.125%, 04/15/17 (144A)	2,500,000	2,662,500
7.375%, 10/15/20 (144A)	2,500,000	2,681,250

		8,169,497

Oil, Gas & Consumable Fuels—11.0%
Alon Refining Krotz Springs, Inc. 13.500%, 10/15/14	1,600,000	1,672,000
Arch Coal, Inc. 8.750%, 08/01/16	1,750,000	1,920,625
7.250%, 06/15/21 (144A) (a)	4,000,000	4,130,000
Berry Petroleum Co. 6.750%, 11/01/20 (a)	5,250,000	5,328,750
Chaparral Energy, Inc. 8.250%, 09/01/21 (a)	5,750,000	5,850,625

Oil, Gas & Consumable Fuels—(Continued)
Chesapeake Energy Corp. 6.625%, 08/15/20	3,328,000	$3,585,920
Cimarex Energy Co. 7.125%, 05/01/17 (a)	6,000,000	6,285,000
Colorado Interstate Gas Co. 6.800%, 11/15/15	2,107,000	2,429,224
Concho Resources, Inc. 8.625%, 10/01/17	1,250,000	1,371,875
7.000%, 01/15/21	5,175,000	5,582,531
CONSOL Energy, Inc. 8.250%, 04/01/20	3,500,000	3,885,000
6.375%, 03/01/21 (144A)	2,500,000	2,537,500
Continental Resources, Inc. 8.250%, 10/01/19	6,500,000	7,182,500
7.375%, 10/01/20	1,750,000	1,916,250
El Paso Corp. 7.000%, 06/15/17	6,550,000	7,209,271
6.500%, 09/15/20	3,200,000	3,475,181
Energy XXI Gulf Coast, Inc. 7.750%, 06/15/19 (a)	2,450,000	2,511,250
Forest Oil Corp. 8.500%, 02/15/14	1,500,000	1,642,500
7.250%, 06/15/19 (a)	6,500,000	6,662,500
IFM US Colonial Pipeline 2 LLC 6.450%, 05/01/21 (144A)	4,900,000	5,236,311
James River Coal Co. 7.875%, 04/01/19 (a)	5,000,000	3,800,000
Kerr-McGee Corp. 6.950%, 07/01/24	6,850,000	8,187,339
Kinder Morgan Finance Co. LLC 6.000%, 01/15/18 (144A)	3,000,000	3,067,500
Linn Energy LLC/Linn Energy Finance Corp. 7.750%, 02/01/21 (a)	4,000,000	4,180,000
MarkWest Energy Partners L.P./MarkWest Energy Finance Corp. 6.750%, 11/01/20 (a)	3,000,000	3,157,500
6.250%, 06/15/22	1,000,000	1,050,000
Nabors Industries, Inc. 6.150%, 02/15/18 (a)	4,000,000	4,474,108
Newfield Exploration Co. 7.125%, 05/15/18 (a)	3,000,000	3,217,500
Northwest Pipeline Corp. 6.050%, 06/15/18	900,000	1,031,525

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Oil, Gas & Consumable Fuels—(Continued)
Oasis Petroleum, Inc. 7.250%, 02/01/19	6,000,000	$6,240,000
6.500%, 11/01/21 (a)	1,500,000	1,496,250
Panhandle Eastern Pipeline Co. 7.000%, 06/15/18	1,850,000	2,123,215
Patriot Coal Corp. 8.250%, 04/30/18 (a)	2,500,000	2,412,500
Peabody Energy Corp. 6.000%, 11/15/18 (144A)	1,500,000	1,537,500
6.250%, 11/15/21 (144A)	1,500,000	1,560,000
Penn Virginia Corp. 7.250%, 04/15/19 (a)	1,500,000	1,402,500
Penn Virginia Resource Partners L.P./Penn Virginia Resource Finance Corp. 8.250%, 04/15/18	4,000,000	4,040,000
Pioneer Natural Resources Co. 7.200%, 01/15/28	1,510,000	1,733,836
QEP Resources, Inc. 6.800%, 03/01/20	1,450,000	1,558,750
6.875%, 03/01/21	1,750,000	1,894,375
Quicksilver Resources, Inc. 8.250%, 08/01/15	3,000,000	3,120,000
Range Resources Corp. 7.250%, 05/01/18	1,500,000	1,612,500
8.000%, 05/15/19	1,975,000	2,212,000
SandRidge Energy, Inc. 7.500%, 03/15/21	2,000,000	1,995,000
SM Energy Co. 6.625%, 02/15/19 (144A)	4,500,000	4,702,500
6.500%, 11/15/21 (144A)	2,250,000	2,328,750
Tennessee Gas Pipeline Co. 7.500%, 04/01/17	3,500,000	4,184,597
Tesoro Corp. 9.750%, 06/01/19 (a)	1,000,000	1,127,500
W&T Offshore, Inc. 8.500%, 06/15/19 (144A) (a)	2,250,000	2,340,000
Whiting Petroleum Corp. 6.500%, 10/01/18	3,000,000	3,150,000
WPX Energy, Inc. 6.000%, 01/15/22 (144A)	1,300,000	1,337,375

		166,689,433

Paper & Forest Products—0.1%
Georgia-Pacific LLC 8.250%, 05/01/16 (144A)	2,000,000	2,222,626

Personal Products—0.4%
Elizabeth Arden, Inc. 7.375%, 03/15/21	5,500,000	$5,747,500

Pharmaceuticals—1.0%
Aristotle Holding, Inc. 4.750%, 11/15/21 (144A)	2,440,000	2,529,807
Axcan Intermediate Holdings, Inc. 12.750%, 03/01/16	2,000,000	2,120,000
Mylan, Inc. 7.875%, 07/15/20 (144A) (a)	1,000,000	1,108,750
Phibro Animal Health Corp. 9.250%, 07/01/18 (144A)	5,100,000	4,449,750
STHI Holding Corp. 8.000%, 03/15/18 (144A)	3,500,000	3,613,750
Valeant Pharmaceuticals International, Inc. 6.750%, 08/15/21 (144A) (a)	2,150,000	2,085,500

		15,907,557

Professional Services—0.1%
FTI Consulting, Inc. 6.750%, 10/01/20	1,000,000	1,037,500

Real Estate Investment Trusts—1.3%
Boston Properties L.P. 3.700%, 11/15/18	1,350,000	1,380,543
Developers Diversified Realty Corp. 7.875%, 09/01/20 (a)	2,625,000	2,933,004
DuPont Fabros Technology L.P. 8.500%, 12/15/17 (a)	2,000,000	2,150,000
Health Care REIT, Inc. 6.125%, 04/15/20	2,000,000	2,075,586
Host Marriott L.P. 6.375%, 03/15/15	1,450,000	1,482,625
Kilroy Realty Corp. 5.000%, 11/03/15	2,000,000	2,058,596
Omega Healthcare Investors, Inc. 6.750%, 10/15/22 (a)	1,675,000	1,691,750
Prologis, Inc. 5.625%, 11/15/16 (a)	1,129,000	1,193,302
6.875%, 03/15/20 (a)	4,000,000	4,448,348
Ventas, Inc. 3.125%, 11/30/15	900,000	880,905

		20,294,659

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Road & Rail—0.9%
Florida East Coast Railway Corp. 8.125%, 02/01/17	5,500,000	$5,458,750
Hertz Corp. (The) 7.500%, 10/15/18	7,500,000	7,875,000

		13,333,750

Semiconductors & Semiconductor Equipment—0.7%
Advanced Micro Devices, Inc. 8.125%, 12/15/17 (a)	2,000,000	2,085,000
7.750%, 08/01/20 (a)	2,500,000	2,581,250
Freescale Semiconductor, Inc. 9.250%, 04/15/18 (144A)	1,000,000	1,073,750
10.750%, 08/01/20 (a)	2,204,000	2,308,690
KLA-Tencor Corp. 6.900%, 05/01/18	2,675,000	3,088,707

		11,137,397

Software—0.2%
Audatex North America, Inc. 6.750%, 06/15/18 (144A)	1,000,000	1,015,000
Open Solutions, Inc. 9.750%, 02/01/15 (144A)	3,500,000	2,261,875

		3,276,875

Specialty Retail—1.7%
Brookstone, Inc. 13.000%, 10/15/14 (144A)	3,089,000	2,482,784
Inergy L.P./Inergy Finance Corp. 6.875%, 08/01/21 (a)	3,664,000	3,700,640
J. Crew Group, Inc. 8.125%, 03/01/19 (a)	3,000,000	2,880,000
Limited Brands, Inc. 8.500%, 06/15/19	1,250,000	1,462,500
7.000%, 05/01/20	3,000,000	3,262,500
7.600%, 07/15/37	1,000,000	1,000,000
Michaels Stores, Inc. 13.000%, 11/01/16 (a) (b)	1,100,000	1,176,890
PETCO Animal Supplies, Inc. 9.250%, 12/01/18 (144A) (a)	2,500,000	2,693,750
Sally Holdings LLC/Sally Capital, Inc. 6.875%, 11/15/19 (144A) (a)	600,000	630,000
Toys “R” Us Property Co. I LLC 10.750%, 07/15/17	3,900,000	4,285,125
Toys “R” Us Property Co. II LLC 8.500%, 12/01/17	1,550,000	1,612,000

		25,186,189

Textiles, Apparel & Luxury Goods—0.9%
Brown Shoe Co., Inc. 7.125%, 05/15/19 (a)	3,500,000	$3,333,750
Hanesbrands, Inc. 6.375%, 12/15/20 (a)	1,500,000	1,530,000
Levi Strauss & Co. 8.875%, 04/01/16 (a)	2,200,000	2,299,000
7.625%, 05/15/20 (a)	1,000,000	1,026,250
Perry Ellis International, Inc. 7.875%, 04/01/19	1,800,000	1,764,000
Polymer Group, Inc. 7.750%, 02/01/19 (144A)	3,500,000	3,640,000

		13,593,000

Thrifts & Mortgage Finance—0.2%
Provident Funding Associates 10.250%, 04/15/17 (144A)	2,500,000	2,343,750

Trading Companies & Distributors—0.4%
Interline Brands, Inc. 7.000%, 11/15/18	3,000,000	3,120,000
RSC Equipment Rental, Inc./RSC Holdings III LLC 8.250%, 02/01/21	2,375,000	2,416,563

		5,536,563

Wireless Telecommunication Services—1.6%
CC Holdings GS V LLC/Crown Castle GS III Corp. 7.750%, 05/01/17 (144A)	4,500,000	4,871,250
Cricket Communications, Inc. 7.750%, 10/15/20	975,000	855,562
MetroPCS Wireless, Inc. 7.875%, 09/01/18 (a)	3,500,000	3,565,625
6.625%, 11/15/20 (a)	5,000,000	4,675,000
SBA Telecommunications, Inc. 8.250%, 08/15/19	3,000,000	3,277,500
Sprint Nextel Corp. 8.375%, 08/15/17 (a)	3,500,000	3,154,375
Syniverse Holdings, Inc. 9.125%, 01/15/19 (a)	3,600,000	3,816,000

		24,215,312

Total Domestic Bonds & Debt Securities (Cost $1,126,108,376)		1,136,560,801

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—10.1%

Security Description	Par Amount($)†	Value

Auto Components—0.1%
International Automotive Components Group SL 9.125%, 06/01/18 (144A)	1,800,000	$1,620,000

Capital Markets—0.3%
Macquarie Group, Ltd. 6.250%, 01/14/21 (144A) (a)	2,700,000	2,583,792
Vimpel-Communications Via VIP Finance Ireland, Ltd. 7.748%, 02/02/21 (144A) (a)	2,125,000	1,827,500

		4,411,292

Chemicals—0.4%
Ineos Finance plc 9.000%, 05/15/15 (144A) (a)	1,000,000	1,020,000
Ineos Group Holdings, Ltd. 8.500%, 02/15/16 (144A) (a)	5,000,000	4,000,000
LyondellBasell Industries N.V. 6.000%, 11/15/21 (144A)	1,000,000	1,042,500

		6,062,500

Computers & Peripherals—0.1%
Seagate HDD Cayman 6.875%, 05/01/20	1,500,000	1,548,750

Construction & Engineering—0.2%
Boart Longyear Management Pty, Ltd. 7.000%, 04/01/21 (144A)	3,000,000	3,060,000

Containers & Packaging—0.4%
Ardagh Packaging Finance plc 7.375%, 10/15/17 (144A)	3,000,000	3,045,000
9.125%, 10/15/20 (144A) (a)	2,000,000	1,990,000
Cascades, Inc. 7.750%, 12/15/17	850,000	845,750

		5,880,750

Diversified Financial Services—0.5%
Asciano Finance, Ltd. 4.625%, 09/23/20 (144A)	2,250,000	2,115,200
Goodman Funding Pty, Ltd. 6.375%, 11/12/20 (144A)	3,000,000	3,066,213
UPCB Finance V, Ltd. 7.250%, 11/15/21 (144A)	2,850,000	2,899,875

		8,081,288

Diversified Telecommunication Services—2.0%
Digicel Group, Ltd. 10.500%, 04/15/18 (144A)	3,000,000	$3,045,000
Inmarsat Finance plc 7.375%, 12/01/17 (144A) (a)	1,500,000	1,575,000
Intelsat Jackson Holdings S.A. 7.500%, 04/01/21 (144A) (a)	4,500,000	4,561,875
Intelsat Luxembourg S.A. 11.250%, 02/04/17	6,500,000	6,305,000
Qtel International Finance, Ltd. 4.750%, 02/16/21 (144A)	1,350,000	1,366,875
Telefonica Emisiones SAU 7.045%, 06/20/36	2,000,000	1,955,724
Virgin Media Finance plc 9.500%, 08/15/16 (a)	1,750,000	1,973,125
8.375%, 10/15/19	2,000,000	2,205,000
Virgin Media Secured Finance plc 5.250%, 01/15/21	550,000	583,764
Wind Acquisition Finance S.A. 11.750%, 07/15/17 (144A) (a)	7,050,000	6,345,000
7.250%, 02/15/18 (144A)	900,000	821,250

		30,737,613

Electronic Equipment, Instruments & Components—0.1%
Sensata Technologies B.V. 6.500%, 05/15/19 (144A) (a)	1,500,000	1,488,750

Energy Equipment & Services—0.1%
Precision Drilling Corp. 6.500%, 12/15/21 (144A)	650,000	666,250
Transocean, Inc. 6.375%, 12/15/21	1,000,000	1,064,851

		1,731,101

Food Products—0.3%
Viterra, Inc. 5.950%, 08/01/20 (144A)	4,250,000	4,350,563

Hotels, Restaurants & Leisure—0.8%
Great Canadian Gaming Corp. 7.250%, 02/15/15 (144A) (a)	4,600,000	4,669,000
MCE Finance, Ltd. 10.250%, 05/15/18 (a)	2,500,000	2,706,250
MU Finance plc 8.375%, 02/01/17 (144A)	3,750,000	3,965,625
NCL Corp., Ltd. 9.500%, 11/15/18	1,000,000	1,047,500

		12,388,375

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Insurance—0.1%
AXA S.A. 6.379%, 12/31/49 (144A) (e)	2,325,000	$1,534,500

Media—0.1%
Ono Finance II plc 10.875%, 07/15/19 (144A) (a)	1,750,000	1,566,250

Metals & Mining—1.6%
Algoma Acquisition Corp. 9.875%, 06/15/15 (144A)	4,000,000	3,460,000
Essar Steel Algoma, Inc. 9.375%, 03/15/15 (144A)	1,400,000	1,365,000
FMG Resources (August 2006) Pty, Ltd. 7.000%, 11/01/15 (144A)	3,250,000	3,298,750
6.875%, 02/01/18 (144A)	750,000	721,875
8.250%, 11/01/19 (144A) (a)	1,650,000	1,687,125
Gold Fields Orogen Holding BVI, Ltd. 4.875%, 10/07/20 (144A)	3,400,000	3,007,174
Mirabela Nickel, Ltd. 8.750%, 04/15/18 (144A) (a)	4,000,000	3,610,000
Novelis, Inc. 8.750%, 12/15/20 (a)	1,500,000	1,616,250
Quadra FNX Mining, Ltd. 7.750%, 06/15/19 (144A)	4,150,000	4,715,438

		23,481,612

Oil, Gas & Consumable Fuels—1.5%
Kodiak Oil & Gas Corp. 8.125%, 12/01/19 (144A)	2,500,000	2,593,750
Lukoil International Finance B.V. 6.656%, 06/07/22 (144A)	4,750,000	4,761,875
MEG Energy Corp. 6.500%, 03/15/21 (144A)	3,675,000	3,776,062
OGX Petroleo e Gas Participacoes S.A. 8.500%, 06/01/18 (144A)	8,325,000	8,241,750
Pan American Energy LLC 7.875%, 05/07/21 (144A)	3,000,000	3,045,000

		22,418,437

Paper & Forest Products—0.1%
Millar Western Forest Products, Ltd. 8.500%, 04/01/21 (144A)	2,000,000	1,530,000

Pharmaceuticals—0.7%
Novartis Securities Investment, Ltd. 5.125%, 02/10/19	2,450,000	2,883,736

Pharmaceuticals—(Continued)
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.750%, 09/15/18	7,775,000	$7,979,093

		10,862,829

Professional Services—0.1%
Nielsen Holdings N.V. 6.250%, 02/01/13	1,140,000	661,913

Road & Rail—0.1%
Kansas City Southern de Mexico S.A. de C.V. 6.125%, 06/15/21 (a)	1,875,000	1,945,313

Semiconductors & Semiconductor Equipment—0.1%
NXP B.V./NXP Funding LLC 9.750%, 08/01/18 (144A)	1,825,000	1,998,375

Thrifts & Mortgage Finance—0.1%
Odebrecht Finance, Ltd. 6.000%, 04/05/23 (144A)	1,300,000	1,309,750

Wireless Telecommunication Services—0.3%
Telemar Norte Leste S.A. 5.500%, 10/23/20 (144A)	2,095,000	2,074,050
Telemovil Finance Co., Ltd. 8.000%, 10/01/17 (144A) (a)	2,700,000	2,794,500

		4,868,550

Total Foreign Bonds & Debt Securities (Cost $155,472,415)		153,538,511

Convertible Bonds—8.1%

Automobiles—0.2%
Ford Motor Co. 4.250%, 11/15/16	1,500,000	2,158,125

Beverages—0.3%
Central European Distribution Corp. 3.000%, 03/15/13 (a)	2,175,000	1,750,875
Molson Coors Brewing Co. 2.500%, 07/30/13	3,000,000	3,191,250

		4,942,125

Biotechnology—1.0%
BioMarin Pharmaceutical, Inc. 1.875%, 04/23/17	3,250,000	5,797,187

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Convertible Bonds—(Continued)

Security Description	Par Amount($)†	Value

Biotechnology—(Continued)
Decode Genetics, Inc. 3.500%, 04/15/11 (d)	1,666,000	$10,413
Gilead Sciences, Inc. 0.625%, 05/01/13	3,700,000	4,296,625
Human Genome Sciences, Inc. 3.000%, 11/15/18	2,125,000	1,907,187
Incyte Corp., Ltd. 4.750%, 10/01/15	800,000	1,504,000
Vertex Pharmaceuticals, Inc. 3.350%, 10/01/15	1,300,000	1,369,875

		14,885,287

Communications Equipment—0.1%
Ciena Corp. 4.000%, 03/15/15 (144A)	1,500,000	1,481,250

Computers & Peripherals—0.7%
EMC Corp. Series B 1.750%, 12/01/13	3,800,000	5,472,000
NetApp, Inc. 1.750%, 06/01/13	3,200,000	4,056,000
SanDisk Corp. 1.000%, 05/15/13	475,000	464,906
1.500%, 08/15/17	1,000,000	1,182,500

		11,175,406

Electrical Equipment—0.6%
A123 Systems, Inc. 3.750%, 04/15/16	3,125,000	1,070,312
Roper Industries, Inc. 0.793%, 01/15/34 (g)	7,500,000	8,175,000

		9,245,312

Food Products—0.2%
Archer-Daniels-Midland Co. 0.875%, 02/15/14	,000,000	3,030,000

Health Care Equipment & Supplies—0.2%
NuVasive, Inc. 2.750%, 07/01/17	3,725,000	2,733,219

Health Care Providers & Services—0.1%
Five Star Quality Care, Inc. 3.750%, 10/15/26	1,500,000	1,389,375

Industrial Conglomerates—0.2%
Danaher Corp. 0.657%, 01/22/21 (g)	2,500,000	3,425,000

Internet & Catalog Retail—0.1%
Liberty Media Corp. 3.250%, 03/15/31	2,000,000	$1,607,500

Internet Software & Services—0.2%
Digital River, Inc. 2.000%, 11/01/30 (144A)	3,175,000	2,615,406

IT Services—0.3%
Alliance Data Systems Corp. 1.750%, 08/01/13	1,750,000	2,408,438
CACI International, Inc. 2.125%, 05/01/14 (a)	1,500,000	1,768,125

		4,176,563

Machinery—0.5%
Actuant Corp. 2.000%, 11/15/23	1,700,000	2,057,000
Altra Holdings, Inc. 2.750%, 03/01/31 (144A)	2,300,000	2,179,250
Greenbrier Cos., Inc. 3.500%, 04/01/18 (144A)	975,000	949,406
Meritor, Inc. 4.625%/0.000%, 03/01/26 (h)	2,225,000	1,652,063

		6,837,719

Media—0.4%
Interpublic Group of Cos., Inc. (The) 4.250%, 03/15/23	2,500,000	2,540,625
Omnicom Group, Inc. 0.000%, 07/01/38 (a)(g)	3,000,000	3,180,000

		5,720,625

Metals & Mining—0.4%
Molycorp, Inc. 3.250%, 06/15/16 (144A)	1,130,000	966,150
Newmont Mining Corp. Series A 1.250%, 07/15/14	3,900,000	5,440,500

		6,406,650

Oil, Gas & Consumable Fuels—0.0%
Alpha Appalachia Holdings, Inc. 3.250%, 08/01/15	620,000	575,825

Pharmaceuticals—0.6%
Alza Corp. 0.657%, 07/28/20 (g)	5,000,000	4,656,250

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Convertible Bonds—(Continued)

Security Description	Par Amount($)†	Value

Pharmaceuticals—(Continued)
Teva Pharmaceutical Finance Co., LLC Series C 0.250%, 02/01/26 (a)	3,750,000	$3,895,312

		8,551,562

Professional Services—0.2%
FTI Consulting, Inc. 3.750%, 07/15/12	2,000,000	2,765,000

Real Estate Investment Trusts—0.3%
Host Hotels & Resorts L.P. 2.500%, 10/15/29 (144A)	1,750,000	2,176,563
Prologis, Inc. 3.250%, 03/15/15	2,700,000	2,797,875

		4,974,438

Semiconductors & Semiconductor Equipment—0.2%
Xilinx, Inc. 2.625%, 06/15/17 (a)	2,800,000	3,570,000

Software—0.7%
Concur Technologies, Inc. 2.500%, 04/15/15 (144A)	3,600,000	4,324,500
Nuance Communications, Inc. 2.750%, 08/15/27	1,560,000	2,258,100
2.750%, 11/01/31 (144A)	1,050,000	1,132,687
Symantec Corp. 1.000%, 06/15/13 (a)	3,000,000	3,356,250

		11,071,537

Textiles, Apparel & Luxury Goods—0.2%
Iconix Brand Group, Inc. 2.500%, 06/01/16 (144A)	3,750,000	3,567,188

Thrifts & Mortgage Finance—0.0%
Radian Group, Inc. 3.000%, 11/15/17	1,000,000	436,250

Wireless Telecommunication Services—0.4%
InterDigital, Inc. 2.500%, 03/15/16 (144A)	450,000	472,500
SBA Communications Corp. 4.000%, 10/01/14	4,000,000	6,100,000

		6,572,500

Total Convertible Bonds (Cost $124,981,627)		123,913,862

Convertible Preferred Stocks—1.9%

Security Description	Par Amount($)†	Value

Auto Components—0.1%
Cooper-Standard Holding, Inc. 7.000%, 12/31/49 (c)	5,543	$870,251

Automobiles—0.1%
General Motors Co. Series B 4.750%, 12/01/13	30,000	1,038,750

Commercial Banks—0.3%
Fifth Third Bancorp, Series G 8.500%, 12/31/49 (a)	30,000	4,262,400

Diversified Financial Services—0.4%
AMG Capital Trust I 5.100%, 04/15/36	40,000	1,775,000
Citigroup, Inc. 7.500%, 12/15/12	50,000	4,062,500

		5,837,500

Diversified Telecommunication Services—0.0%
Lucent Technologies Capital Trust I 7.750%, 03/15/17	1,000	614,000

Electric Utilities—0.2%
PPL Corp. 8.750%, 05/01/14	40,000	2,220,000
PPL Corp. 9.500%, 07/01/13 (a)	27,200	1,509,600

		3,729,600

Insurance—0.1%
Hartford Financial Services Group, Inc. (The) Series F 7.250%, 04/01/13 (a)	89,600	1,682,688

Oil, Gas & Consumable Fuels—0.7%
Apache Corp. Series D 6.000%, 08/01/13 (a)	150,000	8,142,000
Williams Cos., Inc. (The) 5.500%, 06/01/33	15,000	2,277,188

		10,419,188

Total Convertible Preferred Stocks (Cost $29,263,940)		28,454,377

See accompanying notes to financial statements.

18

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—1.2%

Security Description	Shares	Value

Auto Components—0.4%
Cooper-Standard Holding, Inc.* (a)	188,233	$6,258,747

Chemicals—0.2%
LyondellBasell Industries N.V.—Class A (a)	105,000	3,411,450

Metals & Mining—0.3%
Barrick Gold Corp.	100,000	4,525,000

Paper & Forest Products—0.0%
PT Indah Kiat Pulp and Paper Corp.*	1,867,500	252,871

Pharmaceuticals—0.2%
Mylan, Inc.*	80,000	1,716,800
Teva Pharmaceutical Industries, Ltd. (ADR)	7,020	283,327

		2,000,127

Software—0.1%
Informatica Corp.* (a)	35,000	1,292,550

Thrifts & Mortgage Finance—0.0%
Federal National Mortgage Association* (a)	227,275	45,728

Total Common Stocks (Cost $17,258,668)		17,786,473

Preferred Stocks—1.1%

Commercial Banks—0.6%
Fifth Third Capital Trust IV (e)	4,200,000	4,137,000
U.S. Bancorp., Series A (a) (e)	2,305	1,654,990
Wachovia Capital Trust III (e)	3,143,000	2,644,049

		8,436,039

Diversified Financial Services—0.5%
Capital One Capital VI (a)	5,750,000	5,996,623
JPMorgan Chase & Co., Series 1 (e)	1,650,000	1,762,665

		7,759,288

Thrifts & Mortgage Finance—0.0%
Federal National Mortgage Association, Series S * (e)	136,300	188,094

Total Preferred Stocks (Cost $17,598,728)		16,383,421

Municipals—0.3%

Security Description	Shares/Par Amount($)†	Value

Metropolitan Government of Nashville & Davidson County, Convention Center Authority, Build America Bonds 6.731%, 07/01/43	3,350,000	$3,942,046

Total Municipals (Cost $3,403,215)		3,942,046

Warrants—0.1%

Auto Components—0.0%
Cooper-Standard Holding, Inc., expires 11/27/17*	20,875	276,594

Media—0.1%
Charter Communications, Inc., expires 11/30/14* (a)	19,873	345,790
Ion Media Second Lien Warrants, expires 12/16/18*	395	98,750
Ion Media Unsecured Debt Warrant Restricted, expires 12/16/18*	390	58,500

		503,040

Total Warrants (Cost $2,463,611)		779,634

Short-Term Investments—21.3%

Mutual Funds—20.4%
State Street Navigator Securities Lending Prime Portfolio (i)	310,421,039	310,421,039

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $13,594,015 on 01/03/12, collateralized by $13,430,000 U.S. Treasury Note at 1.500% due 12/31/13 with a value of $13,866,475.	$13,594,000	13,594,000

Total Short-Term Investments (Cost $324,015,039)		324,015,039

Total Investments—118.8% (Cost $1,800,565,619#)		1,805,374,164
Other assets and liabilities (net)—(18.8)%		(285,072,455)

Net Assets—100.0%		$1,520,301,709

See accompanying notes to financial statements.

19

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

†	Par amount stated in U.S. dollars unless otherwise noted.
*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,798,460,979. The aggregate unrealized appreciation and depreciation of investments were $79,892,061 and $(72,978,876), respectively, resulting in net unrealized appreciation of $6,913,185 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $298,928,481 and the collateral received consisted of cash in the amount of $310,421,039. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security is in default and/or issuer is in bankruptcy.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees.
(g)	Zero coupon bond—Interest rate represents current yield to maturity.
(h)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(i)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $411,646,566, which is 27.1% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(MTN)—	Medium-Term Note

See accompanying notes to financial statements.

20

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Domestic Bonds & Debt Securities*	$—	$1,136,560,801	$—	$1,136,560,801
Total Foreign Bonds & Debt Securities*	—	153,538,511	—	153,538,511
Total Convertible Bonds*	—	123,913,862	—	123,913,862
Convertible Preferred Stocks
Auto Components	—	870,251	—	870,251
Automobiles	1,038,750	—	—	1,038,750
Commercial Banks	4,262,400	—	—	4,262,400
Diversified Financial Services	5,837,500	—	—	5,837,500
Diversified Telecommunication Services	614,000	—	—	614,000
Electric Utilities	3,729,600	—	—	3,729,600
Insurance	1,682,688	—	—	1,682,688
Oil, Gas & Consumable Fuels	10,419,188	—	—	10,419,188
Total Convertible Preferred Stocks	27,584,126	870,251	—	28,454,377
Common Stocks
Auto Components	6,258,747	—	—	6,258,747
Chemicals	3,411,450	—	—	3,411,450
Metals & Mining	4,525,000	—	—	4,525,000
Paper & Forest Products	—	252,871	—	252,871
Pharmaceuticals	2,000,127	—	—	2,000,127
Software	1,292,550	—	—	1,292,550
Thrifts & Mortgage Finance	45,728	—	—	45,728
Total Common Stocks	17,533,602	252,871	—	17,786,473
Preferred Stocks
Commercial Banks	1,654,990	6,781,049	—	8,436,039
Diversified Financial Services	—	7,759,288	—	7,759,288
Thrifts & Mortgage Finance	188,094	—	—	188,094
Total Preferred Stocks	1,843,084	14,540,337	—	16,383,421
Municipals	—	3,942,046	—	3,942,046
Warrants
Auto Components	—	276,594	—	276,594
Media	345,790	157,250	—	503,040
Total Warrants	345,790	433,844	—	779,634

See accompanying notes to financial statements.

21

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Funds	$310,421,039	$—	$—	$310,421,039
Repurchase Agreement	—	13,594,000	—	13,594,000
Total Short-Term Investments	310,421,039	13,594,000	—	324,015,039
Total Investments	$357,727,641	$1,447,646,523	$—	$1,805,374,164

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

22

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$1,791,780,164
Repurchase Agreement	13,594,000
Cash	248,908
Receivable for shares sold	308,631
Dividends receivable	120,797
Interest receivable	26,500,032

Total assets	1,832,552,532

Liabilities
Payables for:
Investments purchased	234,751
Shares redeemed	566,523
Collateral for securities loaned	310,421,039
Accrued Expenses:
Management fees	653,210
Distribution and service fees - Class B	164,847
Distribution and service fees - Class E	3,090
Administration fees	6,485
Custodian and accounting fees	12,913
Deferred trustees’ fees	25,067
Other expenses	162,898

Total liabilities	312,250,823

Net Assets	$1,520,301,709

Net Assets Represented by
Paid in surplus	$1,428,631,553
Accumulated net realized loss	(23,596,587)
Unrealized appreciation on investments and futures contracts	4,808,545
Undistributed net investment income	110,458,198

Net Assets	$1,520,301,709

Net Assets
Class A	$715,638,165
Class B	780,401,896
Class E	24,261,648
Capital Shares Outstanding*
Class A	55,926,829
Class B	61,574,004
Class E	1,909,340
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.80
Class B	12.67
Class E	12.71

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,786,971,619.
(b)	Includes securities loaned at value of $298,928,481.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$3,038,672
Interest (b)	113,735,146

Total investment income	116,773,818

Expenses
Management fees	8,669,889
Administration fees	86,250
Custodian and accounting fees	174,837
Distribution and service fees - Class B	2,027,225
Distribution and service fees - Class E	41,009
Audit and tax services	55,457
Legal	33,286
Trustees’ fees and expenses	36,919
Shareholder reporting	183,101
Insurance	9,093
Miscellaneous	23,304

Total expenses	11,340,370

Net investment income	105,433,448

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	76,688,191
Futures contracts	(304,999)
Foreign currency transactions	23,568

Net realized gain on investments, futures contracts and foreign currency transactions	76,406,760

Net change in unrealized depreciation from:
Investments	(87,309,267)
Futures contracts	(716,581)

Net change in unrealized depreciation on investments and futures contracts	(88,025,848)

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(11,619,088)

Net Increase in Net Assets from Operations	$93,814,360

(a)	Net of foreign withholding taxes of $87,786.
(b)	Includes net income on securities loaned of $1,189,687.

See accompanying notes to financial statements.

23

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$105,433,448	$117,167,585
Net realized gain on investments, futures contracts and foreign currency transactions	76,406,760	36,428,690
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(88,025,848)	76,526,365

Net increase in net assets resulting from operations	93,814,360	230,122,640

Distributions to Shareholders
From net investment income
Class A	(73,366,357)	(67,467,681)
Class B	(48,276,914)	(47,579,027)
Class E	(1,697,715)	(2,023,797)

Net decrease in net assets resulting from distributions	(123,340,986)	(117,070,505)

Net increase (decrease) in net assets from capital share transactions	(448,394,093)	105,917,868

Net Increase (Decrease) in Net Assets	(477,920,719)	218,970,003
Net assets at beginning of period	1,998,222,428	1,779,252,425

Net assets at end of period	$1,520,301,709	$1,998,222,428

Undistributed net investment income at end of period	$110,458,198	$121,555,120

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	13,222,953	$171,582,020	14,513,188	$179,662,863
Reinvestments	5,736,228	73,366,357	5,575,841	67,467,681
Redemptions	(52,643,742)	(676,189,077)	(12,734,860)	(156,462,867)

Net increase (decrease)	(33,684,561)	$(431,240,700)	7,354,169	$90,667,677

Class B
Sales	6,638,999	$84,853,754	7,319,507	$90,352,722
Reinvestments	3,804,327	48,276,914	3,961,618	47,579,027
Redemptions	(11,438,917)	(144,902,938)	(9,671,822)	(118,319,919)

Net increase (decrease)	(995,591)	$(11,772,270)	1,609,303	$19,611,830

Class E
Sales	232,926	$3,025,191	397,316	$4,944,660
Reinvestments	133,573	1,697,715	168,229	2,023,797
Redemptions	(787,118)	(10,104,029)	(924,389)	(11,330,096)

Net decrease	(420,619)	$(5,381,123)	(358,844)	$(4,361,639)

Increase (decrease) derived from capital shares transactions		$(448,394,093)		$105,917,868

See accompanying notes to financial statements.

24

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.98	$12.24	$9.72	$12.63	$12.51

Income (Loss) from Investment Operations
Net investment income (a)	0.80	0.79	0.78	0.78	0.77
Net realized and unrealized gain (loss) on investments	(0.17)	0.76	2.61	(3.00)	0.07

Total from investment operations	0.63	1.55	3.39	(2.22)	0.84

Less Distributions
Distributions from net investment income	(0.81)	(0.81)	(0.87)	(0.51)	(0.70)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.18)	(0.02)

Total distributions	(0.81)	(0.81)	(0.87)	(0.69)	(0.72)

Net Asset Value, End of Period	$12.80	$12.98	$12.24	$9.72	$12.63

Total Return (%)	4.83	13.18	37.12	(18.40)	6.85

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.54	0.53	0.55	0.53	0.54
Ratio of net expenses to average net assets (%)(b)	0.54	0.53	0.55	0.53	0.53
Ratio of net investment income to average net assets (%)	6.18	6.40	7.21	6.84	6.11
Portfolio turnover rate (%)	35.9	42.0	39.4	24.8	36.0
Net assets, end of period (in millions)	$715.6	$1,163.2	$1,006.5	$933.7	$1,228.9

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.87	$12.14	$9.65	$12.54	$12.43

Income (Loss) from Investment Operations
Net investment income (a)	0.76	0.76	0.74	0.75	0.73
Net realized and unrealized gain (loss) on investments	(0.19)	0.76	2.59	(2.97)	0.07

Total from investment operations	0.57	1.52	3.33	(2.22)	0.80

Less Distributions
Distributions from net investment income	(0.77)	(0.79)	(0.84)	(0.49)	(0.67)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.18)	(0.02)

Total distributions	(0.77)	(0.79)	(0.84)	(0.67)	(0.69)

Net Asset Value, End of Period	$12.67	$12.87	$12.14	$9.65	$12.54

Total Return (%)	4.46	12.97	36.77	(18.60)	6.55

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	0.78	0.80	0.78	0.78
Ratio of net expenses to average net assets (%)(b)	0.79	0.78	0.80	0.78	0.78
Ratio of net investment income to average net assets (%)	5.98	6.16	6.93	6.57	5.85
Portfolio turnover rate (%)	35.9	42.0	39.4	24.8	36.0
Net assets, end of period (in millions)	$780.4	$805.0	$740.0	$533.6	$800.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

25

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.89	$12.16	$9.67	$12.56	$12.44

Income (Loss) from Investment Operations
Net investment income (a)	0.78	0.77	0.76	0.76	0.74
Net realized and unrealized gain (loss) on investments	(0.18)	0.76	2.58	(2.97)	0.08

Total from investment operations	0.60	1.53	3.34	(2.21)	0.82

Less Distributions
Distributions from net investment income	(0.78)	(0.80)	(0.85)	(0.50)	(0.68)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.18)	(0.02)

Total distributions	(0.78)	(0.80)	(0.85)	(0.68)	(0.70)

Net Asset Value, End of Period	$12.71	$12.89	$12.16	$9.67	$12.56

Total Return (%)	4.69	13.03	36.87	(18.52)	6.73

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.69	0.68	0.70	0.68	0.68
Ratio of net expenses to average net assets (%)(b)	0.69	0.68	0.70	0.68	0.68
Ratio of net investment income to average net assets (%)	6.07	6.26	7.03	6.66	5.95
Portfolio turnover rate (%)	35.9	42.0	39.4	24.8	36.0
Net assets, end of period (in millions)	$24.3	$30.0	$32.7	$23.8	$37.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

26

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Bond Debenture Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matric pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

27

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to convertible preferred stocks, foreign currency transactions, defaulted bonds transactions, premium amortization adjustments, contingent payment debt instruments, ASC-860 (Lehman Brothers counterparty gain/loss) adjustment, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash

28

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Lord, Abbett & Co. LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$8,669,889	0.60%	First $250 Million

	0.55%	$250 Million to $500 Million

	0.50%	$500 Million to $1 Billion

	0.45%	Over $1 Billion

29

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$604,149,459	$—	$1,032,281,302

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Transactions in derivative instruments, grouped by risk exposure, during the year ended December 31, 2011 were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate Risk
Future contracts	$(304,999)

30

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

Statement of Operations Location - Net Change in Unrealized Gain
(Loss)	Interest Rate Risk
Future contracts	$(716,581)

For the year ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Futures contracts short	$(8,266,667)

(a)	Averages are based on activity levels during 2011.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$123,340,986	$117,070,505	$—	$—	$123,340,986	$117,070,505

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$111,846,070	$—	$6,913,184	$(27,064,031)	$91,695,223

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

31

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Income Tax Information - continued

As of December 31, 2011, the post-enactment accumulated capital losses were $0 and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $27,064,031.

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-11 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

32

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Lord Abbett Bond Debenture Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Bond Debenture Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Bond Debenture Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

33

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

34

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

35

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

36

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Lord Abbett Bond Debenture Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

37

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Lord Abbett Bond Debenture Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five- year periods ended June 30, 2011. The Board further considered that the Portfolio outperformed its benchmark, the Merrill Lynch U.S. High Yield Master II Constrained Index, for the one- year period ended September 30, 2011, and underperformed its benchmark for the three- and five-year periods ended September 30, 2011, and outperformed its blended benchmark, consisting of 60% Merrill Lynch High Yield Master II Constrained Index, 20% Barclays Capital U.S. Aggregate Bond Index and 20% Merrill Lynch All Convertible Index, for the one- and five- year periods ended September 30, 2011, and underperformed its blended benchmark for the three- year period ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including relative to its benchmark. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing

38

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Lord Abbett Bond Debenture Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the

39

MET INVESTORS SERIES TRUST

Lord Abbett Bond Debenture Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Lord Abbett Bond Debenture Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

40

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Lord Abbett Mid Cap Value Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Lord Abbett Mid Cap Value Portfolio returned -3.46% and -3.70%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned -1.38%.

Market Environment/Conditions

The fiscal year was a challenging period for our strategy, as investors focused more on geopolitical and macroeconomic factors than on the fundamentals of individual companies. The market endured several disruptive events during the year including a devastating earthquake in Japan, flooding in Thailand, a downgrade of United States (“U.S.”) government bonds, political turmoil in Northern Africa and the Middle East and a European sovereign debt crisis. Despite these events, the economy in the United States has been resilient, with continued economic growth and improving employment trends late in the year.

Portfolio Review/Year-End Positioning

For the twelve month period ended December 31, 2011, the Portfolio underperformed the Russell Midcap® Value Index1.

Our underweight positioning in the defensive Utilities sector detracted from relative performance, as the sector was the best performing group within the index during the year. Our relative performance was negatively impacted by stock selection and an underweight position within the Consumer Staples sector. Shares of agribusiness and food company Bunge, Ltd. declined over the period as a result of margin pressure. Stock selection within the Financials sector also detracted from performance, although our underweight positioning within this underperforming sector contributed to relative performance. Shares of Lazard, Ltd., an investment management and advisory firm, declined during the year as investors became concerned about the firm’s European exposure. Shares of Comerica, Inc., a bank with a substantial commercial lending operation, declined during the third quarter on concerns that a sluggish economy could impact loan growth.

Stock selection within the Energy sector contributed to relative performance, as higher oil prices resulted in increased exploration and production activity. Shares of El Paso Corp., which owns and operates the largest natural gas pipeline system in North America, rose after the firm agreed to be acquired by Kinder Morgan. EQT Corp., a producer and distributor of natural gas in the U.S., appreciated as the firm’s production growth was strong in 2011. The Portfolio also benefitted from stock selection and an overweight position in the Health Care sector. Our position in medical technology company Kinetic Concepts, Inc. contributed to performance as the firm announced that it would be acquired by a group of private equity investors. Shares of Humana Inc., a managed care organization with a focus on government customers, benefitted from increased membership in the firm’s Medicare Advantage program and low health care utilization trends.

Overall, we continue to seek investments in what we believe to be high-quality companies that can capitalize on their financial strength and strong competitive position in a slow economic environment. Materials is now the Portfolio’s largest overweight sector, as we anticipate reasonable global demand, particularly benefiting chemical companies with advantaged raw material cost positions. Energy remains a large overweight, where natural gas producers and services companies should continue to benefit from the development of U.S. nonconventional resources. Health Care also is a large overweight, with an emphasis on companies that likely would benefit from the expected increase in the usage of generic drugs, including generic drug manufacturers and distributors. We decreased exposure to facilities-based service providers, as we expect reimbursement challenges to continue. Information Technology is now a slight overweight, as we expect growth in end demand for electronic equipment and office electronics. The Financials and Utilities sectors remain the largest underweights, and we have minimal representation in the Consumer Staples industry, as we continue to find better investment opportunities elsewhere.

Robert P. Fetch, Partner & Director of Domestic Equity Portfolio Management

Lord, Abbett & Co. LLC

Jeff Diamond, Portfolio Manager

Lord, Abbett & Co. LLC

1

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Managed by Lord, Abbett & Co. LLC

Portfolio Manager Commentary* (continued)

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Interpublic Group of Cos., Inc. (The)	2.6
Mylan, Inc.	2.3
EQT Corp.	2.2
Bunge, Ltd.	2.1
Omnicom Group, Inc.	2.0
Fiserv, Inc.	1.7
Macy’s, Inc.	1.6
Lazard, Ltd. - Class A	1.6
Republic Services, Inc.	1.5
Reliance Steel & Aluminum Co.	1.5

Top Sectors

% of Market Value of Total Investments
Industrials	19.9
Financials	16.5
Non-Cyclical	14.9
Energy	12.4
Basic Materials	9.8
Communications	7.7
Cyclical	6.3
Technology	5.7
Cash & Cash Equivalents	3.5
Utilities	3.3

2

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Lord Abbett Mid Cap Value Portfolio managed by

Lord, Abbett & Co. LLC vs. Russell Midcap Value Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 year	5 Year	10 Year
Lord Abbett Mid Cap Value Portfolio—Class A	-3.46%	-0.94%	5.20%
Class B	-3.70%	-1.18%	4.93%
Russell Midcap Value Index[1]	-1.38%	0.04%	7.67%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and higher forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.74%	$1,000.00	$891.60	$3.53
Hypothetical*	0.74%	1,000.00	1,021.47	3.77

Class B
Actual	0.99%	$1,000.00	$890.80	$4.72
Hypothetical*	0.99%	1,000.00	1,020.21	5.04

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—97.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.4%
Rockwell Collins, Inc.	96,400	$5,337,668

Auto Components—0.5%
Lear Corp.	45,500	1,810,900

Beverages—1.7%
Beam, Inc.	86,100	4,410,903
Dr Pepper Snapple Group, Inc.	59,100	2,333,268

		6,744,171

Building Products—0.4%
Fortune Brands Home & Security, Inc.*	87,300	1,486,719

Capital Markets—3.2%
Affiliated Managers Group, Inc.*	40,500	3,885,975
Lazard, Ltd. - Class A	241,400	6,302,954
LPL Investment Holdings, Inc.* (a)	78,100	2,385,174

		12,574,103

Chemicals—4.6%
Air Products & Chemicals, Inc.	37,000	3,152,030
Ashland, Inc.	102,100	5,836,036
Celanese Corp., Series A	104,000	4,604,080
Eastman Chemical Co.	109,900	4,292,694

		17,884,840

Commercial Banks—7.8%
CIT Group, Inc.*	49,600	1,729,552
City National Corp. (a)	104,500	4,616,810
Comerica, Inc.	145,000	3,741,000
Commerce Bancshares, Inc. (a)	78,500	2,992,420
Cullen/Frost Bankers, Inc. (a)	79,800	4,222,218
Hancock Holding Co. (a)	142,900	4,568,513
M&T Bank Corp. (a)	65,243	4,980,651
Signature Bank* (a)	66,200	3,971,338

		30,822,502

Commercial Services & Supplies—1.5%
Republic Services, Inc.	217,100	5,981,105

Construction & Engineering—2.5%
Jacobs Engineering Group, Inc.*	122,900	4,987,282
URS Corp.*	133,301	4,681,531

		9,668,813

Containers & Packaging—2.8%
Ball Corp.	72,200	2,578,262
Greif, Inc. - Class A (a)	100,000	4,555,000
Temple-Inland, Inc.	123,400	3,913,014

		11,046,276

Diversified Telecommunication Services—1.1%
CenturyLink, Inc.	119,500	$4,445,400

Electric Utilities—1.9%
Northeast Utilities	63,458	2,288,930
NV Energy, Inc.	31,100	508,485
PPL Corp.	164,700	4,845,474

		7,642,889

Electrical Equipment—0.5%
AMETEK, Inc.	47,500	1,999,750

Electronic Equipment, Instruments & Components—2.8%
Anixter International, Inc.* (a)	73,435	4,379,663
Arrow Electronics, Inc.*	33,800	1,264,458
FLIR Systems, Inc. (a)	56,552	1,417,759
TE Connectivity, Ltd.	127,400	3,925,194

		10,987,074

Energy Equipment & Services—5.9%
Ensco plc (ADR)	69,700	3,270,324
GulfMark Offshore, Inc. - Class A*	25,000	1,050,250
Halliburton Co.	86,100	2,971,311
Helmerich & Payne, Inc.	43,400	2,532,824
Rowan Cos., Inc.*	83,700	2,538,621
Superior Energy Services, Inc.*	143,400	4,078,296
Tidewater, Inc. (a)	78,500	3,870,050
Weatherford International, Ltd.*	187,000	2,737,680

		23,049,356

Food Products—2.1%
Bunge, Ltd.	142,800	8,168,160

Gas Utilities—0.5%
Questar Corp.	100,500	1,995,930

Health Care Equipment & Supplies—0.9%
St. Jude Medical, Inc.	102,600	3,519,180

Health Care Providers & Services—4.2%
Coventry Health Care, Inc.*	113,600	3,450,032
DaVita, Inc.*	48,200	3,654,042
HealthSouth Corp.* (a)	75,482	1,333,767
Humana, Inc.	33,200	2,908,652
McKesson Corp.	64,499	5,025,117

		16,371,610

Hotels, Restaurants & Leisure—0.2%
Darden Restaurants, Inc. (a)	13,400	610,772

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—2.6%
Garmin, Ltd. (a)	54,947	$2,187,440
Harman International Industries, Inc.	105,200	4,001,808
Tupperware Brands Corp.	72,500	4,057,825

		10,247,073

Industrial Conglomerates—0.7%
Tyco International, Ltd.	61,700	2,882,007

Insurance—4.7%
ACE, Ltd.	56,500	3,961,780
Aon Corp.	55,100	2,578,680
Everest Reinsurance Group, Ltd.	33,400	2,808,606
Marsh & McLennan Cos., Inc.	122,800	3,882,936
PartnerRe, Ltd.	82,300	5,284,483

		18,516,485

IT Services—2.6%
Fiserv, Inc.*	113,400	6,661,116
Western Union Co.	191,500	3,496,790

		10,157,906

Machinery—8.0%
Dover Corp.	101,000	5,863,050
Eaton Corp.	94,500	4,113,585
IDEX Corp.	44,804	1,662,676
Kennametal, Inc.	80,336	2,933,871
Pall Corp.	73,500	4,200,525
Parker Hannifin Corp.	37,000	2,821,250
SPX Corp.	33,200	2,000,964
Timken Co. (The)	11,800	456,778
Trinity Industries, Inc. (a)	194,800	5,855,688
Woodward, Inc. (a)	36,000	1,473,480

		31,381,867

Media—5.5%
Discovery Communications, Inc. - Class A*	92,800	3,802,016
Interpublic Group of Cos., Inc. (The)	1,030,000	10,021,900
Omnicom Group, Inc.	176,400	7,863,912

		21,687,828

Metals & Mining—3.7%
Carpenter Technology Corp.	77,900	4,010,292
IAMGOLD Corp.	229,600	3,639,160
Reliance Steel & Aluminum Co.	121,998	5,940,083
Royal Gold, Inc.	13,800	930,534

		14,520,069

Multi-Utilities—1.3%
CMS Energy Corp.	237,000	$5,232,960

Multiline Retail—1.6%
Macy’s, Inc.	200,900	6,464,962

Office Electronics—1.2%
Xerox Corp.	581,100	4,625,556

Oil, Gas & Consumable Fuels—6.3%
Cabot Oil & Gas Corp.	15,600	1,184,040
CONSOL Energy, Inc.	51,200	1,879,040
El Paso Corp.	143,200	3,804,824
EQT Corp.	158,000	8,656,820
QEP Resources, Inc.	198,100	5,804,330
Range Resources Corp.	55,800	3,456,252

		24,785,306

Paper & Forest Products—0.6%
International Paper Co.	84,000	2,486,400

Pharmaceuticals—4.2%
Mylan, Inc.*	412,200	8,845,812
Par Pharmaceutical Cos., Inc.*	72,500	2,372,925
Warner Chilcott plc - Class A*	174,200	2,635,646
Watson Pharmaceuticals, Inc.*	42,600	2,570,484

		16,424,867

Professional Services—0.2%
Dun & Bradstreet Corp.	8,400	628,572

Real Estate Investment Trusts—0.8%
Alexandria Real Estate Equities, Inc.	47,824	3,298,421

Road & Rail—0.8%
Kansas City Southern*	38,900	2,645,589
Knight Transportation, Inc.	25,600	400,384

		3,045,973

Semiconductors & Semiconductor Equipment—1.3%
Analog Devices, Inc.	60,314	2,158,035
Micron Technology, Inc.*	460,423	2,896,061

		5,054,096

Software—1.4%
Adobe Systems, Inc.*	94,680	2,676,604
Intuit, Inc.	56,200	2,955,558

		5,632,162

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares/Par Amount	Value

Specialty Retail—2.7%
Aeropostale, Inc.* (a)	39,302	$599,355
Guess?, Inc. (a)	105,200	3,137,064
PetSmart, Inc.	26,000	1,333,540
Pier 1 Imports, Inc.* (a)	395,200	5,505,136

		10,575,095

Textiles, Apparel & Luxury Goods—0.4%
PVH Corp.	20,600	1,452,094

Total Common Stocks (Cost $344,862,691)		381,246,917

Short-Term Investments—14.0%

Mutual Funds—10.5%
State Street Navigator Securities Lending Prime Portfolio (b)	41,342,353	41,342,353

Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $13,779,015 on 01/03/2012, collateralized by $13,550,000 U.S. Treasury Note at 1.750% due 1/31/14 with a value of $14,058,125.	$13,779,000	13,779,000

Total Short-Term Investments (Cost $55,121,353)		55,121,353

Total Investments—111.1% (Cost $399,984,044#)		436,368,270
Other Assets and Liabilities (net)—(11.1)%		(43,738,100)

Net Assets—100.0%		$392,630,170

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $400,886,557. The aggregate unrealized appreciation and depreciation of investments were $51,012,674 and $(15,530,961), respectively, resulting in net unrealized appreciation of $35,481,713 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $40,129,795 and the collateral received consisted of cash in the amount of $41,342,353. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of collateral received from securities lending transactions.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$381,246,917	$—	$—	$381,246,917
Short-Term Investments
Mutual Funds	41,342,353	—	—	41,342,353
Repurchase Agreement	—	13,779,000	—	13,779,000
Total Short-Term Investments	41,342,353	13,779,000	—	55,121,353
Total Investments	$422,589,270	$13,779,000	$—	$436,368,270

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$422,589,270
Repurchase Agreement	13,779,000
Cash	417
Receivable for investments sold	1,092,728
Receivable for shares sold	42,491
Dividends receivable	467,408

Total assets	437,971,314

Liabilities
Payables for:
Investments purchased	3,314,921
Shares redeemed	303,117
Collateral for securities loaned	41,342,353
Accrued Expenses:
Management fees	225,164
Distribution and service fees - Class B	75,775
Administration fees	1,872
Custodian and accounting fees	5,472
Deferred trustees’ fees	25,067
Other expenses	47,403

Total liabilities	45,341,144

Net Assets	$392,630,170

Net Assets Represented by
Paid in surplus	$463,028,560
Accumulated net realized loss	(108,541,146)
Unrealized appreciation on investments	36,384,226
Undistributed net investment income	1,758,530

Net Assets	$392,630,170

Net Assets
Class A	$35,554,372
Class B	357,075,798
Capital Shares Outstanding*
Class A	2,311,974
Class B	23,529,542
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.38
Class B	15.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $386,205,044.
(b)	Includes securities loaned at value of $40,129,795.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$5,713,913
Interest (b)	113,511

Total investment income	5,827,424

Expenses
Management fees	2,832,297
Administration fees	23,883
Custodian and accounting fees	65,505
Distribution and service fees - Class B	951,043
Audit and tax services	33,061
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	48,608
Insurance	2,408
Miscellaneous	7,466

Total expenses	4,032,981
Less broker commission recapture	(7,440)

Net expenses	4,025,541

Net investment income	1,801,883

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	34,259,445

Net change in unrealized depreciation on investments	(50,735,165)

Net realized and unrealized loss on investments	(16,475,720)

Net Decrease in Net Assets from Operations	$(14,673,837)

(a)	Net of foreign withholding taxes of $13,174.
(b)	Includes net income on securities loaned of $112,148.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$1,801,883	$2,365,077
Net realized gain on investments	34,259,445	51,588,965
Net change in unrealized appreciation (depreciation) on investments	(50,735,165)	32,900,590

Net increase (decrease) in net assets resulting from operations	(14,673,837)	86,854,632

Distributions to Shareholders
From net investment income
Class A	(297,180)	(301,340)
Class B	(2,004,268)	(1,948,665)

Net decrease in net assets resulting from distributions	(2,301,448)	(2,250,005)

Net decrease in net assets from capital share transactions	(15,274,882)	(5,032,269)

Net Increase (Decrease) in Net Assets	(32,250,167)	79,572,358
Net assets at beginning of period	424,880,337	345,307,979

Net assets at end of period	$392,630,170	$424,880,337

Undistributed net investment income at end of period	$1,758,530	$2,291,258

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	220,483	$3,623,760	182,741	$2,570,946
Reinvestments	17,258	297,180	20,912	301,340
Redemptions	(576,940)	(9,413,328)	(530,513)	(7,240,700)

Net decrease	(339,199)	$(5,492,388)	(326,860)	$(4,368,414)

Class B
Sales	3,886,401	$61,853,567	4,666,595	$63,544,974
Reinvestments	117,690	2,004,268	136,748	1,948,665
Redemptions	(4,612,663)	(73,640,329)	(4,864,726)	(66,157,494)

Net decrease	(608,572)	$(9,782,494)	(61,383)	$(663,855)

Decrease derived from capital shares transactions		$(15,274,882)		$(5,032,269)

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$16.04	$12.84	$10.40	$19.70	$22.79

Income (Loss) from Investment Operations
Net investment income(a)	0.10	0.12	0.11	0.26	0.16
Net realized and unrealized gain (loss) on investments	(0.64)	3.19	2.60	(7.04)	0.33

Total from investment operations	(0.54)	3.31	2.71	(6.78)	0.49

Less Distributions
Distributions from net investment income	(0.12)	(0.11)	(0.27)	(0.13)	(0.24)
Distributions from net realized capital gains	0.00	0.00	0.00	(2.39)	(3.34)

Total distributions	(0.12)	(0.11)	(0.27)	(2.52)	(3.58)

Net Asset Value, End of Period	$15.38	$16.04	$12.84	$10.40	$19.70

Total Return (%)	(3.46)	25.84	26.86	(38.66)	0.90

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.73	0.75	0.76	0.75	0.75
Ratio of net expenses to average net assets (%)(b)	0.73	0.75	0.76	0.75	0.73
Ratio of net investment income to average net assets (%)	0.65	0.86	1.04	1.78	0.74
Portfolio turnover rate (%)	47.3	76.8	112.7	30.2	38.4
Net assets, end of period (in millions)	$35.6	$42.5	$38.2	$36.9	$77.1

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.84	$12.69	$10.27	$19.48	$22.56

Income (Loss) from Investment Operations
Net investment income(a)	0.06	0.08	0.08	0.22	0.11
Net realized and unrealized gain (loss) on investments	(0.64)	3.15	2.57	(6.95)	0.31

Total from investment operations	(0.58)	3.23	2.65	(6.73)	0.42

Less Distributions
Distributions from net investment income	(0.08)	(0.08)	(0.23)	(0.09)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	(2.39)	(3.34)

Total distributions	(0.08)	(0.08)	(0.23)	(2.48)	(3.50)

Net Asset Value, End of Period	$15.18	$15.84	$12.69	$10.27	$19.48

Total Return (%)	(3.70)	25.53	26.53	(38.77)	0.60

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.98	1.00	1.01	1.00	1.01
Ratio of net expenses to average net assets (%)(b)	0.98	1.00	1.01	1.00	0.98
Ratio of net investment income to average net assets (%)	0.41	0.62	0.76	1.56	0.53
Portfolio turnover rate (%)	47.3	76.8	112.7	30.2	38.4
Net assets, end of period (in millions)	$357.1	$382.3	$307.1	$228.3	$422.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Lord Abbett Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, partnerships, Real Estate Investment Trust (REITs), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

13

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Lord, Abbett & Co. LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$2,832,297	0.70%	First $200 Million

	0.65%	$200 Million to $500 Million

	0.625%	Over $500 Million

14

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$194,192,332	$—	$209,986,476

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

15

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$2,301,448	$2,250,005	$—	$—	$2,301,448	$2,250,005

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$1,783,595	$—	$35,481,716	$(107,638,634)	$(70,373,323)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $107,638,634.

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9. Subsequent Events

At a meeting held on January 20, 2012, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all the assets of the Neuberger Berman Mid Cap Value Portfolio (which changed its name to Lord Abbett Mid Cap Value Portfolio) (“MSF Portfolio”), a portfolio of Metropolitan Series Fund, Inc. (“MSF”), by the Portfolio, in exchange for shares of the Portfolio and the assumption by the Portfolio of the liabilities of MSF Portfolio. In addition to approving the Plan, the Board of Directors of MSF voted to

16

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Subsequent Events - continued

submit the Plan to shareholders of MSF Portfolio for their approval. On or about April 23, 2012, the shareholders of MSF Portfolio are expected to consider the approval of the Plan. If the Plan is approved by shareholders of MSF Portfolio, the reorganization is expected to close on or about April 30, 2012.

17

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Lord Abbett Mid Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lord Abbett Mid Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Mid Cap Value Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Lord Abbett Mid Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

22

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Lord Abbett Mid Cap Value Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three- year periods ended June 30, 2011 and underperformed the median of its Performance Universe for the five- year period ended June 30, 2011. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five- year periods ended June 30, 2011. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one- and five- year periods ended September 30, 2011, and outperformed its benchmark for the three- year period ended September 30, 2011, and outperformed its blended benchmark, the S&P Midcap 400/Citigroup Value Index, for the one- and three- year periods ended September 30, 2011, and underperformed its blended benchmark for the five-year period ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, and also noted the Portfolio’s portfolio manager change effective July 2008. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing

23

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Lord Abbett Mid Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the

24

MET INVESTORS SERIES TRUST

Lord Abbett Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Lord Abbett Mid Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Met/Eaton Vance Floating Rate Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Met/Eaton Vance Floating Rate Portfolio returned 2.33% and 2.01%, respectively. The Portfolio’s benchmark, the Standard & Poor’s/Loan Syndications and Trading Association (“S&P/LSTA”) Leveraged Loan Index1 (the “Index”), returned 1.52%.

Market Environment/Conditions

Over the course of the twelve months ended December 31, 2011, macroeconomic fears seemed to emerge and fade in the investor consciousness with markets shifting back and forth between a “risk on” and “risk off” focus. The macroeconomic factors contributing to this environment were well-publicized ranging from continued uncertainty in the Eurozone, the contentious debt ceiling negotiation in the United States (“U.S.”), the U.S. debt downgrade by S&P, as well as concerns related to the economic growth prospects of the U.S. and China.

The technical conditions of the floating rate loan market were not immune to the continuously evolving macroeconomic picture. From a demand standpoint, the floating rate loan asset class was a beneficiary of healthy inflows during the first half of 2011, buoyed by robust retail demand. Flows turned negative in August, when investors pulled $5.5 billion out of the asset class following broader macroeconomic developments including the Federal Reserve’s (Fed) announcement that it would be anchoring short-term interest rates at exceptionally low levels through at least mid 2013. Following significant August and September outflows, retail outflows have persisted into the fourth quarter 2011, but at a much reduced level, averaging $0.5 billion per month according to S&P’s Leveraged Commentary and Data (LCD). On the supply side, new loan issuance peaked during the first half of 2011 with levels not seen since prior to 2009. New loan issuance moderated during the second half of 201l with fewer deals coming to market.

The fundamentals of the underlying issuers continued to be strong as measured by year-over-year quarterly EBITDA (earnings before interest, taxes, depreciation, and amortization) growth, up 15% in the third quarter for public filers in the Index. This was the ninth consecutive quarter of increases in such data. Covenant relief requests and new defaults also diminished to historically low levels as further indicators of fundamental improvement. The 12-month market default rate (defaults over the last 12-months) fell to 0.17% in December, the lowest level in 48 months.

Portfolio Review/Year-End Positioning

Relative to the Index, the Met/Eaton Vance Floating Rate Portfolio maintains a greater focus on higher quality loans. In a reversal from 2010 results where the lower quality segments of the loan market were the strongest performers, higher quality loans outperformed in 2011. The strongest-performing loan group during the period was the BBB loan segment (+3.1%) versus the Index, followed by BB (+2.7%), and B loans (+2.1%). The biggest laggards during the year were those loans in the defaulted loan category (-8.6%) and CCC loan group (-6.3%). The Portfolio’s higher quality focus contributed to the Portfolio’s outperformance versus the Index during the year, particularly it’s underweight to CCC loans, overweight to BB loans, as well as not owning any loans in default.

The Portfolio employs a rigorous, bottom-up credit research process where loan selection drives Portfolio performance. With that said, analyzing results from the perspective of industry exposures can be instructive. Underperformance in the two largest underweighted industries, Publishing (-10.0%) and Utilities (-1.4%), was a benefit to relative results as the Publishing industry was the worst-performing industry group by a meaningful margin over the period. The Portfolio’s largest industry overweight exposure, Business Equipment & Services (+1.1%), detracted from relative performance as those loans failed to keep pace with the broader loan market.

The Met/Eaton Vance Floating Rate Portfolio is a highly diversified portfolio with 330 loan issuer positions as of December 31, 2011. The Portfolio also maintained broad industry diversification, with exposure across 34 industries as of the end of the period. As of year end, the Portfolio maintained a meaningful overweight to higher quality BB loans (48.9% vs. 41.3%) and a significant underweight to loans rated CCC or below by S&P (0.4% vs. 6.9%). The Portfolio’s higher quality positioning was also displayed in its average loan price of $96.99 vs. a $92.71 average loan price for the Index as of December 31, 2011. Additionally, given the floating rate nature of the asset class, the Portfolio is exposed to limited interest rate risk as the loans in the Portfolio reset their coupons every 48 days on average as December 31, 2011, resulting in a Portfolio duration of roughly 0.13 years (48/365) for the period.

Scott H. Page, CFA

Craig P. Russ

Andrew N. Sveen, CFA

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or

1

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary* (continued)

country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Issuers

% of Net Assets
Intelsat Jackson Holdings S.A.	1.3
Community Health Systems, Inc.	1.3
HCA, Inc.	1.2
SunGard Data Systems, Inc.	1.2
Rite Aid Corp.	1.1
MetroPCS Wireless, Inc.	1.0
Nielsen Finance LLC	1.0
Ineos U.S. Finance LLC	0.9
Del Monte Foods Co.	0.9
First Data Corp.	0.9

Top Sectors

% of Market Value of Total Investments
Senior Floating-Rate Interests	97.1
Cash & Cash Equivalents	2.9

2

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Met/Eaton Vance Floating Rate Portfolio managed by Eaton Vance Management vs. S&P/LSTA Leveraged Loan Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	Since Inception[3]
Met/Eaton Vance Floating Rate Portfolio—Class A	2.33%	3.43%
Class B	2.01%	3.12%
S&P/LSTA Leveraged Loan Index[1]	1.52%	3.17%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2“Average Annual Return” is calculated including reinvestment of all income and capital gain distributions.

3 Inception of the Class A and Class B shares is 4/30/2010. Index returns are based on an inception date of 4/30/2010.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.67%	$1,000.00	$1,003.90	$3.38
Hypothetical*	0.67%	1,000.00	1,021.82	3.41

Class B
Actual	0.92%	$1,000.00	$1,001.90	$4.64
Hypothetical*	0.92%	1,000.00	1,020.56	4.69

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—97.1% of Net Assets

Security Description	Principal Amount	Value

Aerospace & Defense—1.2%
DAE Aviation Holdings, Inc. Term Loan 5.430%, 07/31/14	$5,025,771	$4,893,844
Ducommun, Inc. Term Loan 5.500%, 06/28/17	497,500	490,038
DynCorp International LLC Term Loan 6.250%, 07/07/16	1,154,823	1,137,790
TransDigm Group, Inc. Term Loan 4.000%, 02/14/17	2,904,472	2,884,503

		9,406,175

Air Freight & Logistics—0.1%
Evergreen International Aviation, Inc. Term Loan 11.500%, 06/30/15	814,687	735,256

Auto Components—2.5%
Delphi Corp. Term Loan 3.500%, 03/31/17	1,810,447	1,807,429
Federal-Mogul Corp. Term Loan 2.210%, 12/29/14	3,604,240	3,344,436
2.220%, 12/28/15	2,899,162	2,690,182
Goodyear Tire & Rubber Co. (The) Second Lien Term Loan 1.930%, 04/30/14	5,000,000	4,837,500
HHI Holdings LLC Term Loan 7.000%, 03/21/17	397,000	393,030
Metaldyne Co. LLC Term Loan 5.250%, 05/18/17	2,458,925	2,434,336
Tenneco, Inc. Term Loan 4.800%, 06/03/15	985,000	985,000
Veyance Technologies, Inc. Delayed Draw Term Loan 2.800%, 07/31/14	311,106	289,199
Term Loan 2.800%, 07/31/14	2,172,074	2,019,122

		18,800,234

Automobiles—0.9%
Chrysler Group LLC Term Loan 6.000%, 05/24/17	$4,081,994	$3,872,792
Tomkins LLC Term Loan 4.250%, 09/29/16	3,013,565	3,008,858

		6,881,650

Biotechnology—0.5%
Catalent Pharma Solutions, Inc. Dollar Term Loan 2.550%, 04/10/14	2,258,612	2,178,618
Grifols, Inc. Term Loan 6.000%, 06/01/17	1,318,375	1,317,140

		3,495,758

Building Products—0.3%
Armstrong World Industries, Inc. Term Loan 4.000%, 03/09/18	918,062	912,898
Goodman Global Holdings, Inc. First Lien Term Loan 5.750%, 10/28/16	1,047,188	1,048,330

		1,961,228

Capital Markets—1.6%
Grosvenor Capital Management Holdings LLP Extended Term Loan 4.310%, 12/05/16	1,507,175	1,450,656
Harbourvest Partners LLC Term Loan 6.250%, 12/16/16	729,576	729,576
LPL Holdings, Inc.
Extended Term Loan 4.250%, 06/25/15	1,809,737	1,818,786
Term Loan 2.110%, 06/28/13	574,937	573,859
5.250%, 06/28/17	1,311,571	1,314,850
Mondrian Investment Partners, Ltd. Term Loan 5.500%, 07/12/18	808,510	808,510
Nuveen Investments, Inc. Extended Term Loan 6.010%, 05/12/17	2,023,796	1,951,067

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Capital Markets—(Continued)
First Lien Term Loan 3.510%, 11/13/14	$2,876,204	$2,749,651
Incremental Term Loan 0.000%, 05/13/17 (b)(c)	500,000	503,750
Sheridan Production Partners I LLC Term Loan 6.500%, 04/20/17	599,325	600,261

		12,500,966

Chemicals—5.6%
Ashland, Inc. Term Loan 3.750%, 08/23/18	2,018,853	2,029,419
AZ Chem US, Inc. Term Loan 0.000%, 12/22/17 (b)(c)	1,250,000	1,253,906
Chemtura Corp. Term Loan 5.500%, 08/27/16	1,200,000	1,208,250
General Chemical Corp. Term Loan 5.000%, 10/06/15	346,655	345,066
Harko C.V. Term Loan 5.750%, 08/02/17	475,000	473,812
Hexion Specialty Chemicals, Inc. 0.000%, 05/05/13 (c)	107,916	102,520
Term Loan 0.000%, 05/06/13 (b)	108,489	103,608
Houghton International, Inc. Term Loan 6.750%, 01/29/16	1,556,434	1,553,516
Huish Detergents, Inc. Term Loan 2.260%, 04/25/14	1,488,312	1,322,737
Huntsman International LLC Extended Term Loan 2.880%, 04/19/17	1,375,819	1,320,786
Term Loan 1.930%, 04/21/14	504,601	491,040
Ineos U.S. Finance LLC Term Loan 0.000%, 12/16/13 (b)(c)	3,426,545	3,507,925
0.000%, 12/16/14 (b)(c)	3,592,996	3,678,330

Chemicals—(Continued)
MacDermid, Inc. Term Loan 2.300%, 04/11/14	$1,818,724	$1,774,393
Momentive Performance Materials, Inc. Extended Term Loan 3.810%, 05/05/15	4,049,240	3,879,678
Momentive Specialty Chemicals, Inc. Extended Term Loan 4.190%, 05/05/15	974,122	935,162
4.380%, 05/05/15	2,237,703	2,137,018
Term Loan 0.000%, due 05/06/13 (b)(c)	891,511	858,359
Norit N.V. Term Loan 6.750%, 07/07/17	1,172,063	1,166,202
Omnova Solutions, Inc. Term Loan 5.750%, 05/31/17	1,809,231	1,782,093
Polypore, Inc. Incremental Term Loan 2.300%, 07/03/14	1,963,174	1,922,684
Rockwood Specialties Group, Inc. Term Loan 3.500%, 02/09/18	1,592,000	1,599,629
Solutia, Inc. Term Loan 3.500%, 08/01/17	1,735,609	1,738,863
Styron S.A.R.L LLC Term Loan 6.000%, 08/02/17	2,277,000	1,971,502
Unifrax Corp. Term Loan 7.000%, 11/28/18	350,000	350,875
Univar, Inc. Term Loan 5.000%, 06/30/17	5,053,962	4,889,709

		42,397,082

Commercial Services & Supplies—3.6%
Allied Security Holdings LLC First Lien Term Loan 5.000%, 02/03/17	397,000	397,496
Altegrity, Inc. Term Loan 7.750%, 02/20/15	441,515	437,836
3.040%, 02/21/15	2,211,014	2,059,007

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Commercial Services & Supplies—(Continued)
ARAMARK Corp. Extended Letter of Credit 3.490%, 07/26/16	$154,267	$150,732
Extended Term Loan 3.830%, 07/26/16	2,345,733	2,291,978
Synthetic Letter of Credit 2.170%, 01/27/14	160,084	157,083
Term Loan 2.450%, 01/27/14	1,987,191	1,949,933
Brickman Group Holdings, Inc. Term Loan 7.250%, 10/14/16	717,750	719,993
ClientLogic Corp. Extended Term Loan 7.140%, 01/30/17	2,394,165	2,246,026
Delos Aircraft, Inc. Term Loan 7.000%, 03/17/16	1,075,000	1,081,987
IAP Worldwide Services, Inc. First Lien Term Loan 9.250%, 12/28/12	1,411,602	1,341,022
KAR Auction Services, Inc. Term Loan 5.000%, 05/19/17	2,810,875	2,779,253
Merrill Communications LLC Term Loan 7.500%, 12/24/12	1,593,936	1,535,491
Protection One Alarm Monitoring, Inc. Term Loan 6.000%, 06/04/16	950,866	946,111
ServiceMaster Co. Delayed Draw Term Loan 2.800%, 07/24/14	223,956	214,158
Term Loan 2.830%, 07/24/14	2,743,711	2,623,673
U.S. Security Holdings, Inc. Delayed Draw Term Loan 1.500%, 07/28/17 (c)	114,100	112,769
Term Loan 6.000%, 07/28/17	584,435	577,617
West Corp. Term Loan 2.750%, 10/24/13	2,308,117	2,295,134
4.580%, 07/15/16	749,384	746,574

Commercial Services & Supplies—(Continued)
4.680%, 07/15/16	$2,642,067	$2,632,159

		27,296,032

Communications Equipment—0.5%
CommScope, Inc. Term Loan 5.000%, 01/14/18	2,257,937	2,248,528
DG FastChannel, Inc. Term Loan 5.750%, 07/26/18	1,517,375	1,494,622
TowerCo Finance LLC Term Loan 5.250%, 02/02/17	471,438	472,027

		4,215,177

Computers & Peripherals—0.2%
Dealer Computer Services, Inc. Term Loan 3.750%, 04/20/18	1,763,732	1,757,559

Construction & Engineering—0.3%
Brock Holdings III, Inc. Term Loan 6.000%, 03/16/17	868,438	844,556
Colfax Corp. Term Loan 0.000%, 12/07/18 (b)(c)	1,250,000	1,252,149
Wyle Services Corp. Term Loan 5.750%, 03/27/17	513,599	503,327

		2,600,032

Construction Materials—0.5%
Fairmount Minerals, Ltd. Term Loan 5.250%, 03/15/17	3,929,250	3,929,250

Containers & Packaging—2.0%
Berry Plastics Corp. Term Loan 2.280%, 04/03/15	3,061,791	2,926,986
BWAY Corp. Term Loan 4.500%, 02/23/18	1,892,080	1,870,005
Consolidated Container Co. LLC Term Loan 2.560%, 03/28/14	980,165	920,742

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Containers & Packaging—(Continued)
Graphic Packaging International, Inc. Term Loan 2.390%, 05/16/14	$2,331,077	$2,322,753
Reynolds Group Holdings, Inc. Term Loan 6.500%, 02/09/18	2,984,738	2,962,352
6.500%, 08/09/18	3,626,471	3,611,741
Sealed Air Corp. Term Loan 4.750%, 10/03/18	617,188	624,517

		15,239,096

Distributors—1.2%
Autoparts Holdings, Ltd. First Lien Term Loan 6.500%, 07/28/17	374,063	374,296
Michael Foods Group, Inc. Term Loan 4.250%, 02/23/18	2,338,025	2,311,723
VWR Funding, Inc. Term Loan 2.800%, 06/30/14	6,365,695	6,126,981

		8,813,000

Diversified Consumer Services—1.0%
Affinion Group, Inc. Term Loan 5.000%, 10/10/16	2,608,495	2,318,300
BAR/BRI Review Courses, Inc. Term Loan 6.000%, 06/16/17	675,000	674,156
Laureate Education, Inc. Extended Term Loan 5.250%, 08/15/18	3,962,532	3,701,667
Meritas LLC First Lien Term Loan 7.500%, 07/28/17	1,223,430	1,205,078

		7,899,201

Diversified Financial Services—2.9%
Asset Acceptance Capital Corp. Term Loan 8.750%, 11/08/17	1,225,000	1,182,125
BRSP LLC Term Loan 7.500%, 06/04/14	783,110	787,026

Diversified Financial Services—(Continued)
Citco III, Ltd. Term Loan 6.250%, 06/29/18	$1,567,125	$1,496,604
International Lease Finance Corp. Term Loan 6.750%, 03/17/15	3,950,000	3,973,866
MSCI, Inc. Term Loan 3.750%, 03/14/17	1,776,026	1,790,456
NDS Finance, Ltd. Term Loan 4.000%, 03/12/18	1,778,198	1,733,743
Nielsen Finance LLC Term Loan 2.280%, 08/09/13	2,107,769	2,085,812
3.530%, 05/02/16	2,974,836	2,918,130
4.030%, 05/02/16	2,456,282	2,430,695
Shield Finance Co. S.A.R.L. Incremental Term Loan 7.630%, 06/15/16	497,500	497,500
Term Loan 7.750%, 06/15/16	525,250	525,250
Trans Union LLC Term Loan 4.750%, 02/12/18	2,977,500	2,975,639

		22,396,846

Diversified Telecommunication Services—2.3%
Alaska Communications Systems Holdings, Inc. Term Loan 5.500%, 10/21/16	1,113,750	1,045,997
Intelsat Jackson Holdings S.A. Term Loan 5.250%, 04/02/18	9,952,494	9,931,763
MCC Iowa LLC Term Loan 1.970%, 01/30/15	1,197,096	1,132,253
NTELOS, Inc. Term Loan 4.000%, 08/07/15	1,211,225	1,199,113
Telesat Canada Term Loan 3.300%, 10/31/14	4,037,980	4,006,011

		17,315,137

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Electric Utilities—0.5%
Equipower Resources Holdings LLC Term Loan 5.750%, 01/26/18	$361,371	$343,302
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. Extended Term Loan 4.780%, 10/10/17	5,151,565	3,279,832

		3,623,134

Electrical Equipment—0.1%
Pelican Products, Inc. Term Loan 5.000%, 03/07/17	495,000	491,288

Electronic Equipment, Instruments & Components—1.5%
Aeroflex, Inc. Term Loan 4.250%, 05/09/18	1,169,125	1,104,823
Eagle Parent, Inc. Term Loan 5.000%, 05/16/18	2,611,875	2,466,046
Sensata Technologies Finance Co. LLC Term Loan 4.000%, 05/11/18	5,024,750	4,987,064
Sensus USA, Inc. First Lien Term Loan 4.750%, 05/09/17	3,151,188	3,143,310

		11,701,243

Energy Equipment & Services—0.7%
Frac Tech International LLC Term Loan 6.250%, 05/06/16 (b)(c)	5,569,275	5,507,055

Food & Staples Retailing—2.4%
JRD Holdings, Inc. Term Loan 2.550%, 07/02/14	1,959,060	1,933,348
Pantry, Inc. (The) Term Loan 2.050%, 05/15/14	1,786,260	1,733,417
Rite Aid Corp. Term Loan 2.040%, 06/04/14	4,396,417	4,175,681
4.500%, 03/02/18	4,006,470	3,834,192

Food & Staples Retailing—(Continued)
Roundy’s Supermarkets, Inc. Extended Term Loan 7.000%, 11/03/13	$3,250,592	$3,250,592
SUPERVALU, Inc. Term Loan 4.500%, 04/28/18	3,203,306	3,145,647

		18,072,877

Food Products—3.5%
American Seafoods Group LLC Term Loan 4.250%, 03/08/18	431,975	417,935
Darling International, Inc. Term Loan 5.750%, 12/16/16	100,000	100,406
Dean Foods Co. Extended Term Loan 3.300%, 04/02/14	474,359	463,804
Term Loan 2.080%, 04/02/14	2,653,833	2,539,386
Del Monte Foods Co. Term Loan 4.500%, 03/08/18	7,512,250	7,155,418
Dole Food Co., Inc. Term Loan 5.040%, 07/06/18	914,156	912,585
Earthbound Holdings III LLC Term Loan 5.500%, 12/21/16	470,250	464,372
High Liner Foods, Inc. Term Loan 7.750%, 01/03/18	625,000	621,875
JBS USA Holdings, Inc. Term Loan 4.250%, 05/25/18	3,729,504	3,645,591
Pierre Foods, Inc. First Lien Term Loan 7.000%, 09/30/16	1,262,250	1,259,883
Pinnacle Foods Holdings Corp. Term Loan 2.800%, 04/02/14	2,488,177	2,432,955
6.010%, 04/02/14	424,862	427,199
Solvest, Ltd. Term Loan 5.030%, 07/06/18	1,697,719	1,694,800

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Food Products—(Continued)
U.S. Foodservice, Inc. Term Loan 2.790%, 07/03/14	$1,484,456	$1,377,099
Windsor Quality Food Co., Ltd. Term Loan 5.000%, 02/16/17	1,196,250	1,118,494
Wm. Bolthouse Farms, Inc. First Lien Term Loan 5.500%, 02/11/16	1,982,332	1,976,138

		26,607,940

Health Care Equipment & Supplies—3.0%
Alere, Inc. Incremental Term Loan 4.500%, 06/30/17	550,000	536,250
Term Loan 4.500%, 06/30/17	2,219,438	2,172,969
Bausch & Lomb, Inc. Delayed Draw Term Loan 3.550%, 04/24/15	1,085,393	1,063,007
Term Loan 3.770%, 04/24/15	2,570,506	2,517,490
Biomet, Inc. Term Loan 3.470%, 03/25/15	4,910,256	4,791,885
Convatec, Inc. Term Loan 5.750%, 12/22/16	2,925,462	2,908,972
DJO Finance LLC Term Loan 3.300%, 05/20/14	3,039,452	2,923,573
Fresenius U.S. Finance I, Inc. Term Loan 3.500%, 09/10/14	975,684	974,464
Immucor, Inc. Term Loan 7.250%, 08/17/18	648,375	652,967
Kinetic Concepts, Inc. Term Loan 7.000%, 05/04/18	4,375,000	4,419,953

		22,961,530

Health Care Providers & Services—8.8%
Alliance Healthcare Services, Inc. Term Loan 7.250%, 06/01/16	2,279,880	2,009,145

Health Care Providers & Services—(Continued)
Ardent Medical Services, Inc. First Lien Term Loan 6.500%, 09/15/15	$987,452	$981,280
Term Loan 6.500%, 09/18/15	623,423	619,526
Aveta Holdings LLC Term Loan 8.500%, 04/14/15	1,478,721	1,467,630
Carestream Health, Inc. Term Loan 5.000%, 02/25/17	2,034,326	1,843,608
CDRL MS, Inc. Term Loan 6.750%, 09/30/16	660,491	654,987
Community Health Systems, Inc. Delayed Draw Term Loan 2.550%, 07/25/14	360,015	350,179
Extended Term Loan 3.960%, 01/25/17	5,154,635	4,997,846
Term Loan 2.760%, 07/25/14	4,697,467	4,569,128
CRC Health Corp. Extended Term Loan 5.080%, 11/16/15	2,130,037	1,986,260
DaVita, Inc. Term Loan 4.500%, 10/20/16	1,856,250	1,857,178
Drumm Investors LLC Term Loan 5.000%, 05/04/18	1,994,867	1,744,512
Emergency Medical Services Corp. Term Loan 5.250%, 05/25/18	3,987,450	3,899,395
Hanger Orthopedic Group, Inc. Term Loan 4.010%, 12/01/16	1,815,000	1,756,012
HCA, Inc. Extended Term Loan 2.800%, 05/01/16	962,500	905,201
3.830%, 03/31/17	4,500,000	4,280,625
3.550%, 05/01/18	4,281,543	4,057,653
Health Management Associates, Inc. Term Loan 4.500%, 11/16/18	1,100,000	1,096,144

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Health Care Providers & Services—(Continued)
Iasis Healthcare LLC Term Loan 5.000%, 05/03/18	$1,560,688	$1,509,965
IMS Health, Inc. Term Loan 4.500%, 08/25/17	2,533,120	2,529,954
inVentiv Health, Inc. Incremental Term Loan 6.750%, 05/15/18	1,215,812	1,167,180
Term Loan 6.500%, 08/04/16	2,198,610	2,110,666
Kindred Healthcare, Inc. Term Loan 5.250%, 06/01/18	1,393,000	1,301,295
Multiplan, Inc. Term Loan 4.750%, 08/26/17	2,902,425	2,775,444
Prestige Brands, Inc. Term Loan 4.750%, 03/24/16	389,981	388,275
Prime Healthcare Services, Inc. Term Loan 7.250%, 04/22/15	1,755,419	1,693,979
Radnet Management, Inc. Term Loan 5.750%, 04/06/16	982,500	933,989
Renal Advantage Holdings, Inc. Term Loan 5.750%, 12/16/16	470,250	470,544
Res-Care, Inc. Term Loan 7.250%, 12/22/16	2,033,222	1,951,893
RPI Finance Trust Term Loan 4.000%, 05/09/18	3,283,500	3,266,058
Select Medical Corp. Term Loan 5.500%, 05/25/18	3,208,875	3,069,825
Universal Health Services, Inc. Term Loan 3.750%, 11/15/16	1,208,234	1,207,775
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. Term Loan 5.000%, 01/29/16	2,709,007	2,662,729

Health Care Providers & Services—(Continued)
WC Luxco S.A.R.L. Term Loan 4.250%, 03/15/18	$1,138,539	$1,126,442

		67,242,322

Health Care Technology—0.5%
MedAssets, Inc. Term Loan 5.250%, 11/16/16	1,366,890	1,364,327
TriZetto Group, Inc. (The) Term Loan 4.750%, 05/02/18	2,711,375	2,671,835

		4,036,162

Hotels, Restaurants & Leisure—5.6%
Ameristar Casinos, Inc. Term Loan 4.000%, 04/13/18	794,000	794,661
Brand Energy & Infrastructure Services, Inc. Term Loan 2.870%, 02/07/14	1,857,127	1,515,106
Burger King Corp. Term Loan 4.500%, 10/19/16	5,509,225	5,425,440
Caesars Entertainment Operating Co., Inc. Term Loan 3.370%, 01/28/15	2,500,000	2,180,357
3.420%, 01/28/15	4,000,000	3,484,444
Cedar Fair, L.P. Term Loan 4.000%, 12/15/17	1,929,578	1,928,845
Dave & Buster’s, Inc. Term Loan 5.500%, 06/01/16	591,995	591,995
Denny’s, Inc. Term Loan 5.250%, 09/30/16	1,276,200	1,275,137
DineEquity, Inc. Term Loan 4.270%, 10/19/17	3,814,272	3,767,547
Dunkin’ Brands Group, Inc. Term Loan 4.000%, 11/23/17	5,681,572	5,604,632

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Hotels, Restaurants & Leisure—(Continued)
Isle of Capri Casinos, Inc. Term Loan 4.750%, 11/01/13	$694,750	$691,560
Las Vegas Sands LLC Delayed Draw Term Loan 1.930%, 05/23/14	326,256	320,343
2.930%, 11/23/16	579,940	558,193
Extended Term Loan 2.930%, 11/23/16	1,225,090	1,177,618
Term Loan 1.930%, 05/23/14	1,590,295	1,561,471
OSI Restaurant Partners LLC Revolving Term Loan 3.540%, 06/14/13	588,299	558,965
Term Loan 2.740%, 06/14/14	6,030,312	5,729,634
Penn National Gaming, Inc. Term Loan 3.750%, 07/16/18	1,069,625	1,074,552
Sagittarius Restaurants LLC Term Loan 7.510%, 05/18/15	277,734	275,188
Sea World Parks & Entertainment, Inc. Term Loan 3.050%, 02/17/16	491,176	483,809
4.000%, 08/17/17	454,906	453,579
Six Flags Theme Parks, Inc. Term Loan 4.250%, 12/20/18	2,025,000	2,018,672
Town Sports International, Inc. Term Loan 7.000%, 05/11/18	972,500	966,422
Wendy’s/Arby’s Restaurants LLC Term Loan 5.000%, 05/24/17	514,664	514,825

		42,952,995

Household Durables—0.5%
National Bedding Co. LLC Extended First Lien Term Loan 4.130%, 11/28/13	2,156,021	2,129,970
Yankee Candle Co., Inc. (The) Term Loan 2.550%, 02/06/14	1,668,906	1,649,832

		3,779,802

Household Products—0.4%
Spectrum Brands, Inc. Term Loan 5.000%, 06/17/16	$2,974,388	$2,980,583

Independent Power Producers & Energy Traders—1.9%
AES Corp. (The) Term Loan 4.250%, 06/01/18	2,431,625	2,432,765
Calpine Corp. Term Loan 4.500%, 04/02/18	4,964,750	4,874,851
Covanta Energy Corp. Synthetic Letter of Credit 2.080%, 02/10/14	421,218	415,251
Term Loan 1.810%, 02/10/14	814,959	803,413
Dynegy Holdings, Inc. Term Loan 9.250%, 08/04/16	1,346,625	1,366,837
Invenergy LLC Term Loan 9.000%, 11/21/17	700,000	691,250
NRG Energy, Inc. Term Loan 4.000%, 07/02/18	4,129,250	4,126,669

		14,711,036

Industrial Conglomerates—0.3%
N.E.W Holdings I LLC Secured Term Loan 6.000%, 03/23/16	1,742,857	1,616,500
RGIS Holdings LLC Delayed Draw Term Loan 3.080%, 04/30/14	11,559	11,241
Term Loan 3.080%, 04/30/14	467,082	454,237

		2,081,978

Insurance—2.1%
Alliant Holdings I, Inc. Term Loan 3.580%, 08/21/14	2,093,029	2,042,447
AmWINS Group, Inc. First Lien Term Loan 4.740%, 06/08/13	991,239	966,458

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Insurance—(Continued)
Asurion Corp. First Lien Term Loan 5.500%, 05/24/18	$5,202,273	$5,137,244
Asurion LLC Second Lien Term Loan 9.000%, 05/24/19	1,050,000	1,039,500
CNO Financial Group, Inc. Term Loan 6.250%, 09/30/16	1,327,089	1,325,430
HUB International Holdings, Inc. Delayed Draw Term Loan 3.080%, 06/13/14	181,165	173,918
Term Loan 3.080%, 06/13/14	2,180,731	2,093,502
Sedgwick CMS Holdings, Inc. Term Loan 5.000%, 12/30/16	993,846	973,969
USI Holdings Corp. Term Loan 2.800%, 05/05/14	2,436,751	2,339,282

		16,091,750

Internet & Catalog Retail—0.7%
FTD, Inc. Term Loan 4.750%, 06/11/18	1,194,000	1,170,120
Harbor Freight Tools USA, Inc. First Lien Term Loan 6.500%, 12/22/17	2,166,445	2,169,153
Orbitz Worldwide, Inc. Term Loan 3.390%, 07/25/14	1,919,483	1,648,700

		4,987,973

Internet Software & Services—2.4%
Ascend Learning Term Loan 7.000%, 12/06/16	1,212,755	1,185,468
Getty Images, Inc. Term Loan 5.250%, 11/07/16	4,167,928	4,181,820
Go Daddy Group, Inc. (The) Term Loan 7.000%, 12/17/18	1,396,500	1,382,535

Internet Software & Services—(Continued)
Sabre, Inc. Term Loan 2.330%, 09/30/14	$7,456,561	$6,179,625
Softlayer Technologies, Inc. Term Loan 7.250%, 11/05/16	420,750	421,539
Travelport LLC Extended Delayed Draw Term Loan 4.870%, 08/21/15	2,091,118	1,748,407
Extended Term Loan 4.870%, 08/21/15	1,765,636	1,476,268
Term Loan 5.080%, 08/21/15	181,324	151,607
Web.com Group, Inc. Term Loan 7.000%, 10/27/17	2,125,000	1,970,937

		18,698,206

IT Services—4.3%
Acxiom Corp. Extended Term Loan 3.480%, 03/15/15	675,744	674,054
Attachmate Corp. Term Loan 6.500%, 04/27/17	1,975,000	1,940,437
Booz Allen Hamilton, Inc. Term Loan 4.000%, 08/03/17	322,563	322,966
Endurance International Group, Inc. (The) Term Loan 7.750%, 12/20/17	800,000	798,000
Fifth Third Processing Solutions LLC Term Loan 4.500%, 11/03/16	1,884,323	1,882,754
First Data Corp. Extended Term Loan 4.290%, 03/23/18	1,023,844	861,309
Term Loan 3.040%, 09/24/14	3,757,218	3,402,890
3.040%, 09/24/14	2,984,542	2,699,891
iPayment, Inc. Term Loan 5.750%, 05/08/17	4,205,833	4,150,632

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

IT Services—(Continued)
Mercury Payment Systems Canada LLC Term Loan 6.500%, 07/03/17	$621,875	$621,875
NeuStar, Inc. Term Loan 5.000%, 11/08/18	922,687	924,994
SkillSoft Corp. Term Loan 6.500%, 05/26/17	489,193	490,416
6.500%, 05/26/17	249,375	249,998
SunGard Data Systems, Inc. Term Loan 2.030%, 02/28/14	5,407,838	5,283,906
4.000%, 02/26/16	3,907,838	3,817,469
Sunquest Information Systems, Inc. Term Loan 6.250%, 12/16/16	1,492,500	1,485,038
Syniverse Technologies, Inc. Term Loan 5.250%, 12/21/17	1,460,250	1,462,075
TASC, Inc. Term Loan 4.500%, 12/18/15	1,291,209	1,289,595
VeriFone, Inc. Term Loan 4.250%, 12/31/18	475,000	475,297

		32,833,596

Leisure Equipment & Products—1.0%
Bombardier Recreational Products, Inc. Term Loan 2.900%, 06/28/13	2,774,771	2,733,149
ClubCorp Operations, Inc. Term Loan 6.000%, 11/30/16	2,786,446	2,787,608
Fender Musical Instruments Corp. Term Loan 2.550%, 06/09/14	1,161,774	1,070,769
SRAM LLC Term Loan 4.760%, 06/07/18	1,193,590	1,199,558

		7,791,084

Life Sciences Tools & Services—1.4%
BakerCorp International, Inc. Term Loan 5.000%, 06/01/18	$1,795,500	$1,780,911
Education Management LLC Term Loan 2.380%, 06/03/13	2,445,809	2,315,570
Medpace, Inc. Term Loan 6.500%, 06/16/17	796,000	756,200
Pharmaceutical Product Development, Inc. Term Loan 6.250%, 12/05/18	1,875,000	1,865,625
Quintiles Transnational Corp. Term Loan 5.000%, 06/08/18	4,054,625	3,992,042

		10,710,348

Machinery—2.0%
Allison Transmission, Inc. Term Loan 2.780%, 08/07/14	6,120,623	5,989,464
Edwards (Cayman Islands II), Ltd. Term Loan 5.500%, 05/31/16	1,836,475	1,734,703
Husky Injection Molding Systems, Ltd. Term Loan 6.500%, 06/30/18	2,491,241	2,490,202
Manitowoc Co., Inc. (The) Term Loan 4.250%, 11/13/17	560,250	554,643
Rexnord Corp. Term Loan 2.560%, 07/19/13	2,703,761	2,659,825
Terex Corp. Term Loan 5.500%, 04/28/17	673,312	676,960
TriMas Corp. Term Loan 4.250%, 06/21/17	970,125	965,274

		15,071,071

Media—10.0%
Acosta, Inc. Term Loan 4.750%, 03/01/18	3,855,625	3,764,054

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Media—(Continued)
Advantage Sales & Marketing, Inc. Term Loan 5.250%, 12/18/17	$4,187,712	$4,124,897
AMC Entertainment, Inc. Extended Term Loan 3.550%, 12/16/16	3,926,893	3,852,039
AMC Networks, Inc. Term Loan 4.000%, 12/31/18	1,741,250	1,728,191
Atlantic Broadband Finance LLC Term Loan 4.000%, 03/08/16	787,845	774,714
BBHI Acquisition LLC Term Loan 4.500%, 12/14/17	1,311,750	1,300,683
Block Communications, Inc. Term Loan 2.300%, 12/21/12	1,105,939	1,096,262
Carmike Cinemas, Inc. Term Loan 5.500%, 01/27/16	1,686,394	1,677,119
Cengage Learning Acquisitions, Inc. Term Loan 2.550%, 07/03/14	1,969,165	1,686,097
Cequel Communications LLC Term Loan 2.270%, 11/05/13	3,454,663	3,422,545
Charter Communications Operating LLC Extended Term Loan 3.830%, 09/06/16	4,432,217	4,344,960
Cinemark U.S.A., Inc. Extended Term Loan 3.620%, 04/29/16	2,849,123	2,838,131
Crown Media Holdings, Inc. Term Loan 5.750%, 07/14/18	472,625	470,262
CSC Holdings, Inc. Extended Term Loan 2.040%, 03/29/16	2,259,750	2,210,600
Cumulus Media, Inc. Term Loan 5.750%, 09/17/18	4,925,000	4,831,632
Deluxe Entertainment Services Group, Inc. Term Loan 6.250%, 05/11/13	1,814,295	1,808,624

Media—(Continued)
Entercom Radio LLC Term Loan 6.270%, 11/23/18	$550,000	$550,917
Foxco Acquisition Sub LLC Term Loan 4.750%, 07/14/15	1,834,314	1,796,083
Insight Midwest Holdings LLC Term Loan 2.020%, 04/07/14	2,058,272	2,040,262
Instant Web, Inc. Delayed Draw Term Loan 3.670%, 08/07/14	114,447	108,153
Term Loan 3.670%, 08/07/14	1,097,894	1,037,510
Interactive Data Corp. Term Loan 4.500%, 02/12/18	1,558,597	1,545,609
Language Line LLC Term Loan 6.250%, 06/20/16	2,089,250	2,078,804
LIN Television Corp. Term Loan 5.000%, 12/21/18	550,000	547,937
Live Nation Entertainment, Inc. Term Loan 4.500%, 11/07/16	2,439,112	2,430,960
LodgeNet Entertainment Corp. Term Loan 6.500%, 04/04/14	1,108,174	971,038
Mediacom Broadband LLC Term Loan 4.500%, 10/23/17	1,970,000	1,928,137
Mediacom Illinois LLC Term Loan 5.500%, 03/31/17	1,955,000	1,934,840
Mediacom LLC Term Loan 4.500%, 10/23/17	493,734	479,745
National CineMedia LLC Term Loan 2.050%, 02/13/15	2,579,310	2,494,678
Nexstar Broadcasting, Inc. Term Loan 5.000%, 09/30/16	496,234	494,994
Raycom TV Broadcasting, Inc. Term Loan 4.500%, 05/31/17	820,875	788,040

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Media—(Continued)
Regal Cinemas, Inc. Term Loan 3.580%, 08/23/17	$2,549,250	$2,532,787
Sinclair Television Group, Inc. Incremental Term Loan 0.000%, 12/15/16 (b)(c)	700,000	699,982
Univision Communications, Inc. Extended Term Loan 4.550%, 03/31/17	5,570,711	4,987,530
Term Loan 2.300%, 09/29/14	1,092,685	1,046,094
UPC Financing Partnership Term Loan 3.870%, 12/30/16	728,489	704,813
3.770%, 12/29/17	3,300,000	3,188,625
4.750%, 12/29/17	375,000	369,141
Zuffa LLC Term Loan 2.310%, 06/19/15	1,669,409	1,602,111

		76,289,600

Metals & Mining—1.1%
JMC Steel Group Term Loan 4.750%, 04/03/17	1,513,563	1,503,157
Noranda Aluminum Acquisition Corp. Term Loan 2.050%, 05/16/14	428,115	423,834
Novelis, Inc. Incremental Term Loan 3.750%, 03/10/17	623,438	614,398
Term Loan 3.750%, 03/10/17	1,831,500	1,804,943
SunCoke Energy, Inc. Term Loan 4.000%, 07/26/18	472,625	466,717
Walter Energy, Inc. Term Loan 4.000%, 04/02/18	3,547,166	3,525,366

		8,338,415

Multiline Retail—0.6%
99 Cents Only Stores Term Loan 0.000%, 12/28/18 (b)(c)	475,000	470,844

Multiline Retail—(Continued)
Dollar General Corp. Term Loan 3.120%, 07/07/14	$3,000,000	$3,000,378
Savers, Inc. Term Loan 4.250%, 03/03/17	836,804	828,087

		4,299,309

Oil, Gas & Consumable Fuels—1.5%
Buffalo Gulf Coast Terminals LLC Term Loan 7.500%, 10/31/17	523,688	526,306
Citgo Petroleum Corp. Term Loan 8.000%, 06/24/15	123,750	124,245
9.000%, 06/23/17	1,576,000	1,606,732
Gibson Energy Term Loan 5.750%, 06/15/18	1,940,250	1,943,484
MEG Energy Corp. Term Loan 4.000%, 03/16/18	1,920,188	1,918,987
Obsidian Natural Gas Trust Term Loan 7.000%, 11/02/15	3,401,782	3,397,530
Oxbow Carbon and Mineral Holdings LLC Extended Term Loan 3.930%, 05/08/16	1,749,641	1,704,443

		11,221,727

Personal Products—0.6%
NBTY, Inc. Term Loan 4.250%, 10/02/17	4,565,571	4,527,905

Pharmaceuticals—0.9%
Aptalis Pharma, Inc. Term Loan 5.500%, 02/10/17	1,287,000	1,267,695
Capsugel Healthcare, Ltd. Term Loan 5.250%, 08/01/18	1,221,937	1,225,603
Endo Pharmaceuticals Holdings, Inc. Term Loan 4.000%, 06/18/18	892,152	893,713

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Pharmaceuticals—(Continued)
Warner Chilcott Co. LLC Term Loan 3.750%, 03/17/16	$694,000	$690,204
4.250%, 03/15/18	2,484,086	2,457,693

		6,534,908

Real Estate Management & Development—1.3%
CB Richard Ellis Services, Inc. Term Loan 3.550%, 03/05/18	498,921	488,528
3.780%, 09/04/19	3,456,204	3,384,201
Fidelity National Information Solutions, Inc. 4.250%, 07/18/16	1,377,730	1,380,823
RE/MAX International, Inc. Term Loan 5.500%, 04/15/16	1,831,665	1,831,665
Realogy Corp. Delayed Draw Term Loan 3.440%, 10/10/13	2,977,444	2,776,466

		9,861,683

Road & Rail—0.6%
Hertz Corp. (The) Term Loan 3.750%, 03/09/18	2,580,500	2,539,104
Swift Transportation Co., Inc. Term Loan 6.000%, 12/21/16	2,248,646	2,256,140

		4,795,244

Semiconductors & Semiconductor Equipment—1.3%
Freescale Semiconductor, Inc. Extended Term Loan 4.520%, 12/01/16	5,342,321	5,155,340
Microsemi Corp. 5.750%, 02/02/18	1,521,188	1,524,990
NXP B.V. Term Loan 4.500%, 03/03/17	1,985,000	1,893,194
5.500%, 03/03/17	997,500	951,366
Spansion, Inc. Term Loan 4.750%, 02/09/15	553,801	549,647

		10,074,537

Software—3.2%
Applied Systems, Inc. First Lien Term Loan 5.500%, 12/08/16	$915,750	$898,007
Aspect Software, Inc. Term Loan 6.250%, 05/06/16	2,464,899	2,455,594
CCC Information Services, Inc. Term Loan 5.500%, 11/11/15	940,500	940,892
Cinedigm Digital Funding I LLC Term Loan 5.250%, 04/29/16	1,758,978	1,697,413
Datatel, Inc. Term Loan 0.000%, 07/13/18 (b)(c)	1,325,000	1,327,484
Infor Enterprise Solutions Holdings, Inc. Extended Delayed Draw Term Loan 6.050%, 07/28/15	1,031,681	980,096
Extended Dollar Term Loan 5.050%, 07/28/15	2,395,232	2,203,614
Extended Term Loan 6.050%, 07/28/15	3,343,259	3,146,843
Kronos, Inc. Extended Term Loan 5.330%, 06/09/17	1,491,804	1,458,238
Incremental Term Loan 0.000%, 12/21/17 (b)(c)	775,000	757,563
Mitchell International, Inc. First Lien Term Loan 2.630%, 03/28/14	2,155,480	2,059,383
SafeNet, Inc. Term Loan 2.800%, 04/12/14	3,000,000	2,887,500
Serena Software, Inc. Extended Term Loan 4.540%, 03/10/16	1,700,000	1,607,563
SymphonyIRI Group, Inc. Term Loan 5.000%, 12/01/17	796,000	788,538
Vertafore, Inc. Term Loan 5.250%, 07/29/16	1,065,494	1,043,296

		24,252,024

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

Senior Floating-Rate Interests (a)—(Continued)

Security Description	Principal Amount	Value

Specialty Retail—3.0%
1-800 Contacts, Inc. Term Loan 7.700%, 03/04/15	$897,062	$892,576
AMSCAN Holdings, Inc. Term Loan 6.750%, 12/04/17	3,478,674	3,467,804
General Nutrition Centers, Inc. Term Loan 4.250%, 03/02/18	4,026,555	3,986,289
Jo-Ann Stores, Inc. Term Loan 4.750%, 03/16/18	2,363,125	2,274,508
Michaels Stores, Inc. Extended Term Loan 5.020%, 07/29/16	2,814,411	2,769,558
Neiman Marcus Group, Inc. (The) Term Loan 4.750%, 05/16/18	3,050,000	2,950,241
Pep Boys-Manny, Moe & Jack (The) Term Loan 2.530%, 10/28/13	1,444,251	1,417,171
PETCO Animal Supplies, Inc. Term Loan 4.500%, 11/24/17	3,777,000	3,691,005
Pilot Travel Centers LLC Term Loan 4.250%, 03/30/18	1,335,632	1,336,258

		22,785,410

Textiles, Apparel & Luxury Goods—0.8%
J. Crew Operating Corp. Term Loan 4.750%, 03/07/18	3,706,375	3,491,405
Phillips-Van Heusen Corp. Term Loan 3.500%, 05/06/16	347,109	348,122
Visant Holding Corp. Term Loan 5.260%, 12/22/16	1,886,120	1,772,953
Warnaco, Inc. Term Loan 3.750%, 06/15/18	447,750	445,511

		6,057,991

Trading Companies & Distributors—0.2%
Beacon Sales Acquisition, Inc. Term Loan 2.350%, 09/30/13	$1,499,294	$1,458,063
Wesco Aircraft Hardware Corp. Term Loan 4.250%, 04/07/17	280,610	280,844

		1,738,907

Wireless Telecommunication Services—1.2%
Cellular South, Inc. Term Loan 4.500%, 07/27/17	796,000	792,020
MetroPCS Wireless, Inc. Term Loan 4.130%, 11/03/16	2,177,333	2,137,416
4.060%, 03/16/18	5,454,932	5,318,559
SBA Finance Term Loan 3.750%, 06/29/18	870,625	866,816

		9,114,811

Total Senior Floating-Rate Interests (Cost $753,727,155)		740,466,123

Short-Term Investment—2.9%

Repurchase Agreement—2.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $21,901,024 on 01/03/12, collateralized by $22,370,000 Federal Home Loan Mortgage Corp. at 0.625% due 12/23/13 with a value of $22,342,038.	21,901,000	21,901,000

Total Short-Term Investments (Cost $21,901,000)		21,901,000

Total Investments—100.0% (Cost $775,628,155#)		762,367,123
Less Unfunded Loan Commitments—(0.1)% (Cost $(114,100))		(114,100)

Net Investments—99.9% (Cost $775,514,055)		762,253,023
Other Assets and Liabilities (net)—0.1%		419,008

Net Assets—100.0%		$762,672,031

See accompanying notes to financial statements.

18

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $775,514,055. The aggregate unrealized appreciation and depreciation of investments were $2,215,841 and $(15,476,873), respectively, resulting in net unrealized depreciation of $(13,261,032) for federal income tax purposes.
(a)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	This Senior Loan will settle after December 31, 2011, at which time the interest rate will be determined.
(c)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.

See accompanying notes to financial statements.

19

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Senior Floating-Rate Interests*	$—	$740,466,123	$—	$740,466,123
Total Short-Term Investments*	—	21,901,000	—	21,901,000
Total Investments	$—	$762,367,123	$—	$762,367,123

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Accrued Discount/ Premiums	Realized Gain	Change in Unrealized Depreciation	Sales	Balance as of December 31, 2011	Change in Unrealized Appreciation (Depreciation) for Investments Held at December 31, 2011
Senior Floating-Rate Interest
Broadcast Media	$4,125,716	$832	$82,351	$(75,950)	$(4,132,949)	$—	$—
Radio and TV Broadcasting	2,225,237	345	28,413	(15,702)	(2,238,293)	—	—

Total	$6,350,953	$1,177	$110,764	$(91,652)	$(6,371,242)	$—	$—

See accompanying notes to financial statements.

20

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$740,352,023
Repurchase Agreement	21,901,000
Cash	6,446,831
Receivable for investments sold	4,109,181
Receivable for shares sold	231,350
Interest receivable	2,006,981

Total assets	775,047,366

Liabilities
Payables for:
Investments purchased	11,683,565
Shares redeemed	218,671
Accrued Expenses:
Management fees	389,001
Distribution and service fees - Class B	12,101
Administration fees	3,374
Custodian and accounting fees	25,509
Deferred trustees’ fees	14,498
Other expenses	28,616

Total liabilities	12,375,335

Net Assets	$762,672,031

Net Assets Represented by
Paid in surplus	$745,060,131
Accumulated net realized gain	2,305,327
Unrealized depreciation on investments	(13,261,032)
Undistributed net investment income	28,567,605

Net Assets	$762,672,031

Net Assets
Class A	$706,232,170
Class B	56,439,861
Capital Shares Outstanding*
Class A	68,321,978
Class B	5,482,327
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.34
Class B	10.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $753,613,055.
(b)	Investments at value includes unfunded loan commitments.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Interest	$33,429,522

Total investment income	33,429,522

Expenses
Management fees	4,226,553
Administration fees	37,209
Custodian and accounting fees	274,842
Distribution and service fees - Class B	123,938
Audit and tax services	92,906
Legal	33,657
Trustees’ fees and expenses	34,610
Shareholder reporting	22,505
Insurance	5,623
Miscellaneous	4,068

Total expenses	4,855,911

Net investment income	28,573,611

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on investments	2,307,614

Net change in unrealized depreciation on investments	(17,143,741)

Net realized and unrealized loss on investments	(14,836,127)

Net Increase in Net Assets from Operations	$13,737,484

See accompanying notes to financial statements.

21

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Period Ended December 31, 2010 (a)
Increase (Decrease) in Net Assets:
Operations
Net investment income	$28,573,611	$12,458,198
Net realized gain on investments	2,307,614	1,617,177
Net change in unrealized appreciation (depreciation) on investments	(17,143,741)	3,882,709

Net increase in net assets resulting from operations	13,737,484	17,958,084

Distributions to Shareholders
From net investment income
Class A	(11,472,961)	—
Class B	(992,770)	—
From net realized capital gains
Class A	(1,488,936)	—
Class B	(130,528)	—

Net decrease in net assets resulting from distributions	(14,085,195)	—

Net increase in net assets from capital share transactions	206,779,682	538,281,976

Net Increase in Net Assets	206,431,971	556,240,060
Net assets at beginning of period	556,240,060	—

Net assets at end of period	$762,672,031	$556,240,060

Undistributed net investment income at end of period	$28,567,605	$12,459,725

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Period Ended December 31, 2010 (a)
	Shares	Value	Shares	Value
Class A
Sales	22,874,620	$235,678,555	52,811,731	$528,305,213
Reinvestments	1,257,216	12,961,897	—	—
Redemptions	(7,652,757)	(78,781,221)	(968,832)	(9,684,486)

Net increase	16,479,079	$169,859,231	51,842,899	$518,620,727

Class B
Sales	5,767,456	$59,667,370	2,128,206	$21,422,182
Reinvestments	109,164	1,123,298	—	—
Redemptions	(2,346,404)	(23,870,217)	(176,095)	(1,760,933)

Net increase	3,530,216	$36,920,451	1,952,111	$19,661,249

Increase derived from capital shares transactions		$206,779,682		$538,281,976

(a)	Commencement of operations was 4/30/2010.

See accompanying notes to financial statements.

22

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010(b)
Net Asset Value, Beginning of Period	$10.34	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.42	0.25
Net realized and unrealized gain (loss) on investments	(0.18)	0.09

Total from investment operations	0.24	0.34

Less Distributions
Distributions from net investment income	(0.21)	0.00
Distributions from net realized capital gains	(0.03)	0.00

Total distributions	(0.24)	0.00

Net Asset Value, End of Period	$10.34	$10.34

Total Return (%)	2.33	3.40

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.68	0.69	*
Ratio of net expenses to average net assets (%)	0.68	0.69	*
Ratio of net investment income to average net assets (%)	4.10	3.71	*
Portfolio turnover rate (%)	39.8	30.7
Net assets, end of period (in millions)	$706.2	$536.1

Selected per share data
	Class B
	Year Ended December 31,
	2011	2010(b)
Net Asset Value, Beginning of Period	$10.32	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.40	0.25
Net realized and unrealized gain (loss) on investments	(0.19)	0.07

Total from investment operations	0.21	0.32

Less Distributions
Distributions from net investment income	(0.21)	0.00
Distributions from net realized capital gains	(0.03)	0.00

Total distributions	(0.24)	0.00

Net Asset Value, End of Period	$10.29	$10.32

Total Return (%)	2.01	3.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	0.94	*
Ratio of net expenses to average net assets (%)	0.93	0.94	*
Ratio of net investment income to average net assets (%)	3.86	3.73	*
Portfolio turnover rate (%)	39.8	30.7
Net assets, end of period (in millions)	$56.4	$20.2

*	Annualized
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/30/2010.

See accompanying notes to financial statements.

23

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

24

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to deferred trustees’ compensation, losses deferred due to wash sales and non-deductible 12b-1 fees, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

25

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2011, the Portfolio had open unfunded loan commitments of $114,100.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Eaton Vance Management (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$4,226,553	0.625%	First $100 Million

	0.60%	Over $100 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

0.80%	1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

26

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net daily assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$495,694,811	$—	$269,579,638

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

27

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$14,085,195	$—	$—	$—	$14,085,195	$—

There were no distributions paid for the year ending December 31, 2010.

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$30,068,912	$818,518	$(13,261,032)	$—	$17,626,398

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

28

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Eaton Vance Floating Rate Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Eaton Vance Floating Rate Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended, and for the period from April 30, 2010 (commencement of operations) to December 31, 2010, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, agent banks and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Eaton Vance Floating Rate Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and for the period from April 30, 2010 (commencement of operations) to December 31, 2010, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

29

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

30

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

31

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

32

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Eaton Vance Floating Rate Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

33

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Eaton Vance Floating Rate Portfolio, the Board considered that the Portfolio outperformed the median of its Performance Universe and underperformed its Lipper Index for the one- year period ended June 30, 2011. The Board further considered that the Portfolio outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, for the one- year period ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions, and the peer groups in which the Portfolio was placed in the Lipper Report. The Board also noted that the Portfolio commenced operations on April 29, 2010. Based on its review and taking into account the fact that the Portfolio had only recently commenced operations, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to

34

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Eaton Vance Floating Rate Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and Expense Universe median and below the Sub-advised Expense Universe median, and total expenses (exclusive of 12b-1 fees) were above the Expense Group median and below the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the

35

MET INVESTORS SERIES TRUST

Met/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Eaton Vance Floating Rate Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

36

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Met/Franklin Income Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Met/Franklin Income Portfolio returned 2.38% and 2.13%, respectively. The Portfolio’s benchmarks, the Barclays Capital U.S. Aggregate Bond Index1 and the S&P 500 Index2, returned 7.84% and 2.11%, respectively. A blend of the Barclays Capital U.S. Aggregate Bond Index (50%) and the S&P 500 Index (50%), returned 5.28%.

Market Environment/Conditions

During the 12 months under review, domestic equity markets reacted to developments regarding the European debt crisis, debate over raising the United States (“U.S.”) debt ceiling, stubborn U.S. unemployment, geopolitical factors surrounding populist uprisings in the Middle East and North Africa, and the aftermath of the earthquake and tsunami in Japan. Overall, U.S. stock markets made a small gain for the year with wide variations among sectors. In fixed income markets, U.S. Treasury prices rose as they benefited from investors’ search for perceived safety.

Portfolio Review/Year-End Positioning

Continued investor uncertainty regarding regulatory reform, increased regulation and mortgage market weakness impacted Portfolio performance during the 12 months under review. The Portfolio outperformed its equity benchmark, but lagged its fixed income benchmark.

Within fixed income, key individual contributors included financing solutions specialist CIT Group, oil and natural gas producer Chesapeake Energy and hospital operator HCA. Major fixed income detractors included electricity provider Texas Competitive Electric Holdings, petroleum refiner Petroplus Finance (Bermuda) and American Airlines’ parent AMR.

Within equity, the Utilities, Health Care and Energy sectors contributed to performance, and select holdings in Financials and Materials detracted from results. Utilities holdings including The Southern Co., Progress Energy, Duke Energy and Dominion Resources generated strong gains during the period. Many Utilities holdings benefited from stable and regulated operations, limited exposure to foreign economies and high dividend yields. Although our Utilities exposure declined modestly following some profit-taking, the sector remained the Portfolio’s largest sector weighting with PG&E Corp. among the largest holdings. Top Health Care contributors included major pharmaceutical companies Roche Holding (Switzerland), Pfizer and Merck & Co., which benefited from stable operations, continued strong free cash flow generation and high dividend yields. Oil and gas producer Exxon Mobil in the Energy sector was another notable equity contributor. Within convertible securities, we maintained positions in select Financials holdings including Wells Fargo & Co. and Bank of America.

Financial stocks generally were hurt by concerns about the European sovereign debt crisis. Notable equity detractors among Financials included Bank of America, Citigroup, JPMorgan Chase and HSBC Holdings (United Kingdom). Cemex (Mexico) in the Materials sector lost value due to weak demand for construction materials.

The Portfolio’s allocations to equity and fixed income did not change significantly for the year. However, within fixed income, our Communications and Technology allocations rose while Consumer Non-Cyclical and Finance Companies declined. Among stock allocations, Health Care increased while Utilities and Energy decreased.

We largely focused on corporate bonds within fixed income during the period, given the potential for higher yields and long-term total return relative to other fixed income securities. We maintained significant diversification with holdings across a range of sectors including Consumer Non-Cyclicals, Financials and Technology. While sector diversification remains important, we emphasize bottom-up fundamental research to identify what we believe are the most attractive investment opportunities to help us meet the Portfolio’s objective.

The Portfolio’s equity exposure continued to focus on dividend-paying common stocks and convertible securities. We continued to seek what we considered attractive current yield as well as those companies with potential favorable outlooks for dividend growth. Convertible securities remained attractive to us given the possible opportunity for both high current income and the potential to participate in the appreciation of the underlying common stock. At period-end, we had limited holdings in other equity securities including preferred stocks and warrants. We remain largely focused on U.S. securities.

Edward Perks, CFA

Charles B. Johnson

Alex W. Peters, CFA

Matthew Quinlan

Franklin Advisers, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future

1

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary* (continued)

Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
CIT Group, Inc.	3.8
First Data Corp.	3.1
Texas Competitive Electric Holding Co. LLC/TECH Finance, Inc.	2.7
Wells Fargo & Co.	2.2
JPMorgan Chase & Co.	2.0
HCA, Inc.	2.0
Dynegy Holdings, Inc.	2.0
Merck & Co., Inc.	1.9
Roche Holding AG	1.8
Freescale Semiconductor, Inc.	1.7

Top Equity Sectors

% of Market Value of Total Investments
Utilities	10.2
Financials	9.1
Non-Cyclical	7.2
Energy	6.8
Communications	3.3

Top Fixed Income Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	38.0
Cash & Cash Equivalents	8.7
Loan Participation	6.2
Foreign Bonds & Debt Securities	4.7
Convertible Bonds	0.6

2

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Met/Franklin Income Portfolio managed by

Franklin Advisers, Inc. vs. Barclays Capital U.S. Aggregate Bond Index1 and

S&P 500 Index2

	Average Annual Return[3] (for the year ended 12/31/11)
	1 Year	Since Inception[4]
Met/Franklin Income Portfolio—Class A	2.38%	4.79%
Class B	2.13%	4.53%
Barclays Capital U.S. Aggregate Bond Index[1]	7.84%	6.63%
S&P 500 Index[2]	2.11%	-0.62%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 The Standard & Poor’s (S&P) 500 Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

4Inception of Class A and Class B shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.75%	$1,000.00	$974.20	$3.73
Hypothetical*	0.75%	1,000.00	1,021.42	3.82

Class B(a)
Actual	1.00%	$1,000.00	$973.10	$4.97
Hypothetical*	1.00%	1,000.00	1,020.16	5.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—37.4% of Net Assets

Security Description	Par Amount($)†	Value

Airlines—0.3%
American Airlines, Inc. 7.500%, 03/15/16 (144A) (a)	1,700,000	$1,224,000

Auto Components—0.2%
Goodyear Tire & Rubber Co. (The) 8.250%, 08/15/20 (b)	600,000	657,000

Automobiles—0.4%
Chrysler Group LLC 8.250%, 06/15/21 (144A) (b)	1,700,000	1,555,500

Biotechnology—0.1%
Grifols, Inc. 8.250%, 02/01/18	400,000	422,000

Building Products—0.2%
Building Materials Corp. of America 6.750%, 05/01/21 (144A)	800,000	842,000

Chemicals—0.2%
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, 02/01/18	900,000	848,250

Commercial Banks—3.6%
CIT Group, Inc. 7.000%, 05/04/15 (144A)	2,400,000	2,406,000
7.000%, 05/02/16 (144A)	8,600,000	8,610,750
7.000%, 05/02/17 (144A)	3,785,000	3,785,000

		14,801,750

Commercial Services & Supplies—0.2%
United Rentals North America, Inc. 8.375%, 09/15/20 (b)	900,000	882,000

Communications Equipment—0.1%
CommScope, Inc. 8.250%, 01/15/19 (144A)	300,000	301,500

Construction Materials—0.2%
Vulcan Materials Co. 7.500%, 06/15/21	700,000	759,500

Consumer Finance—0.6%
Ally Financial, Inc. 6.250%, 12/01/17	500,000	484,175
8.000%, 03/15/20	1,000,000	1,027,500
Ford Motor Credit Co. LLC 12.000%, 05/15/15	800,000	985,992

		2,497,667

Containers & Packaging—1.0%
Berry Plastics Corp. 9.750%, 01/15/21 (b)	250,000	$250,625
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 7.875%, 08/15/19 (144A)	1,200,000	1,260,000
9.875%, 08/15/19 (144A)	800,000	780,000
8.250%, 02/15/21 (144A)	1,150,000	1,023,500
Sealed Air Corp. 8.125%, 09/15/19 (144A)	500,000	550,000
8.375%, 09/15/21 (144A) (b)	200,000	222,000

		4,086,125

Diversified Financial Services—1.3%
Antero Resources Finance Corp. 9.375%, 12/01/17	700,000	759,500
7.250%, 08/01/19 (144A)	1,000,000	1,030,000
CDW LLC/CDW Finance Corp. 11.000%, 10/12/15 (b)	88,000	92,840
12.535%, 10/12/17	500,000	505,000
8.500%, 04/01/19	2,900,000	2,936,250

		5,323,590

Diversified Telecommunication Services—0.1%
Frontier Communications Corp. 8.500%, 04/15/20 (b)	400,000	411,500

Electric Utilities—1.1%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 10.250%, 11/01/15	9,500,000	3,420,000
10.500%, 11/01/16 (b) (c)	62,754	22,748
11.500%, 10/01/20 (144A)	700,000	597,625
15.000%, 04/01/21 (b)	1,255,000	696,525

		4,736,898

Electronic Equipment, Instruments & Components—0.3%
Sanmina-SCI Corp. 7.000%, 05/15/19 (144A)	1,000,000	980,000
Sterling Merger, Inc. 11.000%, 10/01/19 (144A) (b)	400,000	392,000

		1,372,000

Energy Equipment & Services—0.5%
Cie Generale de Geophysique—Veritas 6.500%, 06/01/21	1,000,000	975,000
Green Field Energy Services, Inc. 13.000%, 11/15/16 (144A)	500,000	487,500

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Energy Equipment & Services—(Continued)
SESI LLC 6.875%, 06/01/14 (b)	790,000	$797,900

		2,260,400

Food & Staples Retailing—0.3%
SUPERVALU, Inc. 8.000%, 05/01/16 (b)	1,000,000	1,037,500

Food Products—0.4%
Dean Foods Co. 9.750%, 12/15/18 (b)	1,000,000	1,070,000
JBS USA LLC/JBS USA Finance, Inc. 11.625%, 05/01/14	560,000	636,300

		1,706,300

Health Care Equipment & Supplies —0.1%
Kinetic Concepts, Inc. 10.500%, 11/01/18 (144A)	400,000	393,000

Health Care Providers & Services—3.9%
Community Health Systems, Inc. 8.875%, 07/15/15 (b)	422,000	436,770
HCA, Inc. 6.375%, 01/15/15	750,000	767,813
8.500%, 04/15/19	600,000	660,000
6.500%, 02/15/20	2,600,000	2,704,000
7.875%, 02/15/20	1,400,000	1,519,000
7.500%, 02/15/22 (b)	2,600,000	2,665,000
Health Management Associates, Inc. 7.375%, 01/15/20 (144A)	200,000	208,500
Tenet Healthcare Corp. 9.250%, 02/01/15 (b)	3,900,000	4,119,375
8.000%, 08/01/20 (b)	1,400,000	1,408,750
Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc. 8.000%, 02/01/18	1,200,000	1,197,000
7.750%, 02/01/19 (b)	500,000	482,500
Vanguard Health Systems, Inc. 8.306%, 02/01/16 (d)	17,000	10,710

		16,179,418

Hotels, Restaurants & Leisure—1.4%
Caesars Entertainment Operating Co., Inc. 11.250%, 06/01/17	1,000,000	1,066,250
CityCenter Holdings LLC/CityCenter Finance Corp. 7.625%, 01/15/16 (144A)	400,000	412,000
10.750%, 01/15/17 (144A) (b) (c)	1,266,700	1,312,618

Hotels, Restaurants & Leisure—(Continued)
ClubCorp Club Operations, Inc. 10.000%, 12/01/18	1,500,000	$1,447,500
MGM Resorts International 6.750%, 04/01/13 (b)	200,000	202,250
10.000%, 11/01/16 (b)	1,500,000	1,582,500

		6,023,118

Household Durables—0.1%
KB Home 6.250%, 06/15/15	400,000	370,000

Independent Power Producers & Energy Traders—2.0%
Calpine Corp. 7.250%, 10/15/17 (144A)	1,000,000	1,055,000
7.875%, 07/31/20 (144A)	600,000	649,500
7.500%, 02/15/21 (144A)	1,000,000	1,075,000
7.875%, 01/15/23 (144A)	1,000,000	1,080,000
Dynegy Holdings, Inc. 8.375%, 05/01/16 (a)	1,430,000	958,100
7.500%, 06/01/15 (a)	2,500,000	1,662,500
7.750%, 06/01/19 (a)	782,000	516,120
GenOn Energy, Inc. 7.875%, 06/15/17 (b)	1,300,000	1,261,000

		8,257,220

IT Services—2.9%
First Data Corp. 9.875%, 09/24/15 (b)	161,000	152,145
10.550%, 09/24/15	1,750,000	1,677,813
11.250%, 03/31/16 (b)	2,900,000	2,421,500
3.044%, 01/15/21	3,222,000	2,819,250
8.250%, 01/15/21 (144A) (b)	3,465,000	3,118,500
8.750%, 01/15/22 (144A) (c)	1,217,000	1,052,705
SunGard Data Systems, Inc. 7.625%, 11/15/20 (b)	1,000,000	1,032,500

		12,274,413

Machinery—1.1%
Manitowoc Co., Inc. (The) 9.500%, 02/15/18	800,000	856,000
RBS Global, Inc./Rexnord Corp. 11.750%, 08/01/16 (b)	500,000	527,500
8.500%, 05/01/18	2,200,000	2,343,000
Terex Corp. 8.000%, 11/15/17 (b)	1,000,000	985,000

		4,711,500

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Media—4.0%
Cablevision Systems Corp. 7.750%, 04/15/18	1,000,000	$1,065,000
8.000%, 04/15/20 (b)	1,000,000	1,077,500
CCH II LLC/CCH II Capital Corp. 13.500%, 11/30/16	1,466,756	1,701,437
CCO Holdings LLC/CCO Holdings Capital Corp. 7.375%, 06/01/20 (b)	2,000,000	2,120,000
6.500%, 04/30/21	1,000,000	1,017,500
Cequel Communications Holdings I LLC/Cequel Capital Corp. 8.625%, 11/15/17 (144A)	1,200,000	1,278,000
Clear Channel Communications, Inc. 9.000%, 03/01/21	4,000,000	3,390,000
Clear Channel Worldwide Holdings, Inc. Series B 9.250%, 12/15/17	600,000	651,000
CSC Holdings LLC 6.750%, 11/15/21 (144A)	4,000,000	4,230,000
Dex One Corp. 12.000%, 01/29/17 (c)	461,677	105,031

		16,635,468

Metals & Mining—0.2%
Dynacast International LLC/Dynacast Finance, Inc. 9.250%, 07/15/19 (144A)	1,000,000	945,000

Oil, Gas & Consumable Fuels—6.0%
Arch Coal, Inc. 7.250%, 06/15/21 (144A)	2,200,000	2,271,500
ATP Oil & Gas Corp. 11.875%, 05/01/15 (b)	1,000,000	662,500
Chesapeake Energy Corp. 9.500%, 02/15/15	500,000	575,000
6.875%, 08/15/18	700,000	752,500
7.250%, 12/15/18	2,000,000	2,220,000
6.875%, 11/15/20 (b)	885,000	951,375
CONSOL Energy, Inc. 8.250%, 04/01/20	700,000	777,000
Energy Transfer Equity L.P. 7.500%, 10/15/20	700,000	768,250
Energy XXI Gulf Coast, Inc. 9.250%, 12/15/17	1,000,000	1,090,000
EXCO Resources, Inc. 7.500%, 09/15/18	1,400,000	1,330,000
Forest Oil Corp. 7.250%, 06/15/19	532,000	545,300

Oil, Gas & Consumable Fuels—(Continued)
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, 04/15/20	1,300,000	$1,417,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875%, 03/15/18	1,000,000	982,500
Peabody Energy Corp. 6.250%, 11/15/21 (144A)	1,000,000	1,040,000
Plains Exploration & Production Co. 6.750%, 02/01/22	2,400,000	2,526,000
Sabine Pass LNG L.P. 7.250%, 11/30/13	150,000	152,250
SandRidge Energy, Inc. 4.206%, 04/01/14 (e)	1,375,000	1,337,117
9.875%, 05/15/16 (144A) (b)	200,000	215,000
8.000%, 06/01/18 (144A)	1,290,000	1,309,350
7.500%, 03/15/21	2,200,000	2,194,500
W&T Offshore, Inc. 8.500%, 06/15/19 (144A)	800,000	832,000
Western Refining, Inc. 11.250%, 06/15/17 (144A)	1,000,000	1,142,500

		25,091,642

Pharmaceuticals—0.2%
Mylan, Inc. 6.000%, 11/15/18 (144A)	700,000	723,625

Real Estate Investment Trusts—0.1%
Host Hotels & Resorts L.P. 9.000%, 05/15/17 (b)	200,000	218,500
iStar Financial, Inc. 8.625%, 06/01/13	350,000	327,250

		545,750

Road & Rail—0.3%
Hertz Corp. (The) 8.875%, 01/01/14 (b)	1,027,000	1,037,270

Semiconductors & Semiconductor Equipment—1.8%
Advanced Micro Devices, Inc. 8.125%, 12/15/17	400,000	417,000
Freescale Semiconductor, Inc. 10.125%, 12/15/16 (b)	401,000	424,058
10.125%, 03/15/18 (144A) (b)	2,122,000	2,323,590
8.050%, 02/01/20	1,200,000	1,134,000
10.750%, 08/01/20 (b)	3,016,000	3,159,260

		7,457,908

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Shares/Par Amount($)†	Value

Specialty Retail—0.3%
Academy, Ltd./Academy Finance Corp. 9.250%, 08/01/19 (144A) (b)	1,400,000	$1,389,500

Textiles, Apparel & Luxury Goods—0.3%
Visant Corp. 10.000%, 10/01/17	1,400,000	1,288,000

Wireless Telecommunication Services—1.6%
Cricket Communications, Inc. 7.750%, 10/15/20 (b)	2,500,000	2,193,750
Sprint Nextel Corp. 9.000%, 11/15/18 (144A)	2,500,000	2,631,250
11.500%, 11/15/21 (144A)	2,000,000	1,985,000

		6,810,000

Total Domestic Bonds & Debt Securities (Cost $155,957,657)		155,858,312

Common Stocks—35.7%

Aerospace & Defense—0.3%
Boeing Co. (The)	17,050	1,250,618

Automobiles—0.0%
Escrow GM Corp. Senior	15,000	0
General Motors Co.* (b)	1,527	30,952

		30,952

Beverages—0.9%
Diageo plc	60,000	1,309,719
PepsiCo, Inc.	36,260	2,405,851

		3,715,570

Chemicals—0.2%
LyondellBasell Industries N.V.—Class A	25,000	812,250

Commercial Banks—3.1%
Banco Santander S.A.	103,610	784,563
Barclays plc	258,020	699,216
CIT Group, Inc.*	30,821	1,074,728
HSBC Holdings plc	250,000	1,898,476
M&T Bank Corp. (b)	30,000	2,290,200
Wells Fargo & Co.	221,990	6,118,045

		12,865,228

Communications Equipment—0.2%
Cisco Systems, Inc.	50,000	904,000

Diversified Financial Services—1.7%
Bank of America Corp.	363,720	2,022,283

Diversified Financial Services—(Continued)
Citigroup, Inc.	34,984	$920,429
JPMorgan Chase & Co.	120,000	3,990,000

		6,932,712

Diversified Telecommunication Services—1.8%
AT&T, Inc. (b)	128,740	3,893,098
CenturyLink, Inc. (b)	30,000	1,116,000
France Telecom S.A.	27,290	428,038
Frontier Communications Corp. (b)	47,001	242,055
Telstra Corp., Ltd.	500,000	1,705,565

		7,384,756

Electric Utilities—5.6%
American Electric Power Co., Inc.	60,000	2,478,600
Duke Energy Corp. (b)	150,000	3,300,000
Entergy Corp. (b)	40,000	2,922,000
FirstEnergy Corp. (b)	50,000	2,215,000
NextEra Energy, Inc. (b)	60,000	3,652,800
Pinnacle West Capital Corp. (b)	15,000	722,700
PPL Corp.	55,000	1,618,100
Progress Energy, Inc.	60,000	3,361,200
Southern Co. (b)	65,000	3,008,850

		23,279,250

Energy Equipment & Services—0.5%
Schlumberger, Ltd.	20,000	1,366,200
Weatherford International, Ltd.*	50,000	732,000

		2,098,200

Gas Utilities—0.2%
AGL Resources, Inc.	20,000	845,200

Independent Power Producers & Energy Traders—0.1%
Dynegy, Inc.* (b)	80,000	221,600

Industrial Conglomerates—1.3%
General Electric Co.	300,000	5,373,000

Insurance—0.2%
QBE Insurance Group, Ltd.	80,000	1,061,444

Machinery—0.2%
Caterpillar, Inc. (b)	10,000	906,000

Media—0.3%
Comcast Corp.—Class A (b)	50,000	1,185,500
Dex One Corp.* (b)	43,546	72,286

		1,257,786

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—0.7%
AngloGold Ashanti, Ltd. (ADR) (b)	20,000	$849,000
Barrick Gold Corp.	40,000	1,810,000
Nucor Corp. (b)	10,000	395,700

		3,054,700

Multi-Utilities—4.1%
Dominion Resources, Inc.	40,000	2,123,200
PG&E Corp. (b)	110,000	4,534,200
Public Service Enterprise Group, Inc. (b)	100,000	3,301,000
Sempra Energy	60,000	3,300,000
TECO Energy, Inc. (b)	80,000	1,531,200
Xcel Energy, Inc.	91,927	2,540,862

		17,330,462

Multiline Retail—0.4%
Target Corp.	30,000	1,536,600

Office Electronics—0.2%
Xerox Corp. (b)	100,000	796,000

Oil, Gas & Consumable Fuels—5.5%
Alpha Natural Resources, Inc.* (b)	10,000	204,300
BP plc (ADR)	80,000	3,419,200
Callon Petroleum Co.* (b)	20,471	101,741
Canadian Oil Sands, Ltd.	169,700	3,880,145
Chesapeake Energy Corp. (b)	35,000	780,150
Chevron Corp. (b)	20,000	2,128,000
ConocoPhillips	65,000	4,736,550
Exxon Mobil Corp.	46,744	3,962,021
Royal Dutch Shell plc (ADR)	33,610	2,456,555
Spectra Energy Corp.	40,000	1,230,000

		22,898,662

Pharmaceuticals—6.0%
Johnson & Johnson	85,000	5,574,300
Merck & Co., Inc.	205,230	7,737,171
Pfizer, Inc.	195,170	4,223,479
Roche Holding AG	45,000	7,624,090

		25,159,040

Real Estate Investment Trusts—0.2%
Westfield Retail Trust	272,200	693,924

Semiconductors & Semiconductor Equipment—1.0%
Intel Corp. (b)	180,000	4,365,000

Thrifts & Mortgage Finance—0.0%
Federal National Mortgage Association*	6,909	1,390

Wireless Telecommunication Services—1.0%
SK Telecom Co., Ltd. (ADR)	26,090	$355,085
Sprint Nextel Corp.*	150,000	351,000
Vodafone Group plc	1,201,330	3,336,506

		4,042,591

Total Common Stocks (Cost $142,685,432)		148,816,935

Loan Participation—6.1%

Automobiles—0.5%
Chrysler Group LLC 6.000%, 05/24/17	2,189,000	2,077,361

Electric Utilities—1.5%
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance, Inc. 4.776%, 10/10/17	10,097,730	6,419,278

Food & Staples Retailing—0.2%
BJ’s Wholesale Club, Inc. 7.000%, 09/30/18	1,000,000	1,004,370

Health Care Equipment & Supplies—0.3%
Kinetic Concepts, Inc. 7.000%, 05/04/18	1,000,000	1,010,375

Independent Power Producers & Energy Traders—1.2%
Dynegy Holdings, Inc. 9.250%, 08/04/16	4,987,500	5,054,957

Internet Software & Services—0.2%
Go Daddy Group, Inc. (The) Term Loan 7.000%, 12/17/18	997,500	999,994

IT Services—0.6%
First Data Corp. 3.044%, 09/24/14	1,794,002	1,632,550
SRA International, Inc. 6.500%, 07/20/18	965,714	914,213

		2,546,763

Media—0.6%
Clear Channel Communications, Inc. 3.946%, 01/28/16	719,284	534,295
Cumulus Media, Inc. 7.500%, 02/11/19	2,000,000	1,953,750
Supermedia, Inc. 0.000%, 12/31/15 (f)	130,943	327

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2011

Loan Participation—(Continued)

Security Description	Par Amount($)†	Value

Media—(Continued)
11.000%, 12/31/15	95,238	$44,733

		2,533,105

Real Estate Investment Trusts—0.6%
iStar Financial, Inc. 7.000%, 06/30/14	2,500,000	2,425,012

Software—0.4%
Sophia, L.P. Term Loan 0.000%, 07/13/18 (f)	1,500,000	1,502,348

Total Loan Participation (Cost $26,902,581)		25,573,563

Foreign Bonds & Debt Securities—4.9%

Chemicals—0.6%
Ineos Group Holdings, Ltd. 7.875%, 02/15/16 (144A)(EUR)	158,000	151,663
Kerling plc 10.625%, 02/01/17 (144A)(EUR)	1,100,000	1,262,775
Kinove German Bondco GmbH 10.000%, 06/15/18 (144A)(EUR)	1,000,000	1,154,463

		2,568,901

Commercial Services & Supplies—0.5%
CEVA Group plc 8.375%, 12/01/17 (144A)	900,000	848,250
11.500%, 04/01/18 (144A)	1,400,000	1,270,500

		2,118,750

Construction & Engineering—0.3%
Abengoa Finance SAU 8.875%, 11/01/17 (144A)	1,200,000	1,206,000

Construction Materials—0.2%
Cemex S.A.B. de C.V. 9.000%, 01/11/18 (144A)	1,000,000	802,500

Diversified Financial Services—0.9%
Petroplus Finance, Ltd. 6.750%, 05/01/14 (144A) (b)	1,000,000	610,000
7.000%, 05/01/17 (144A) (b)	1,070,000	545,700
9.375%, 09/15/19 (144A) (b)	1,340,000	696,800
UPCB Finance III, Ltd. 6.625%, 07/01/20 (144A)	1,000,000	990,000
UPCB Finance V, Ltd. 7.250%, 11/15/21 (144A)	1,000,000	1,017,500

		3,860,000

Diversified Telecommunication Services—0.5%
Intelsat Jackson Holdings S.A. 7.500%, 04/01/21 (144A)	1,500,000	$1,520,625
Virgin Media Secured Finance plc 7.000%, 01/15/18 (GBP)	400,000	658,705

		2,179,330

Energy Equipment & Services—0.2%
CHC Helicopter S.A. 9.250%, 10/15/20 (144A)	1,000,000	905,000

Food Products—0.3%
Boparan Holdings, Ltd. 9.750%, 04/30/18 (144A) (EUR)	500,000	522,103
9.875%, 04/30/18 (144A) (GBP)	500,000	621,420

		1,143,523

Metals & Mining—0.7%
FMG Resources (August 2006) Pty, Ltd. 7.000%, 11/01/15 (144A)	400,000	406,000
6.875%, 02/01/18 (144A)	2,500,000	2,406,250

		2,812,250

Oil, Gas & Consumable Fuels—0.6%
Expro Finance Luxembourg SCA 8.500%, 12/15/16 (144A)	1,100,000	973,500
OGX Petroleo e Gas Participacoes S.A. 8.500%, 06/01/18 (144A)	1,500,000	1,485,000

		2,458,500

Semiconductors & Semiconductor Equipment—0.1%
NXP B.V./NXP Funding LLC 9.750%, 08/01/18 (144A)	500,000	547,500

Total Foreign Bonds & Debt Securities (Cost $23,340,640)		20,602,254

Convertible Preferred Stocks—3.3%

Automobiles—0.2%
General Motors Co. Series B 4.750%, 12/01/13	25,000	865,625

Commercial Banks—0.7%
Wells Fargo & Co. Series L 7.500%, 12/31/49	2,800	2,951,200

Diversified Financial Services—1.3%
Bank of America Corp. Series L 7.250%, 12/31/49	4,500	3,546,090

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2011

Convertible Preferred Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
Citigroup, Inc. 7.500%, 12/15/12	20,000	$1,625,000

		5,171,090

Electric Utilities—0.1%
NextEra Energy, Inc. 8.375%, 06/01/12	10,000	506,100

Health Care Providers & Services—0.2%
Tenet Healthcare Corp. 7.000%, 10/01/12	1,100	940,500

Metals & Mining—0.2%
AngloGold Ashanti Holdings Finance plc 6.000%, 09/15/13	20,000	948,802

Oil, Gas & Consumable Fuels—0.4%
Chesapeake Energy Corp. 5.750%, 12/31/49 (144A)	1,500	1,473,750

Real Estate Investment Trusts—0.2%
FelCor Lodging Trust, Inc. Series A 1.950%, 12/31/49 (b)	34,000	761,811

Total Convertible Preferred Stocks (Cost $13,547,026)		13,618,878

Preferred Stocks—2.1%

Commercial Banks—0.3%
M&T Bank Corp. (144A)	1,000,000	980,000

Consumer Finance—0.0%
Ally Financial, Inc., Series G (144A)	141	101,084

Diversified Financial Services—1.4%
Bank of America Corp. (b) (e)	1,500,000	1,348,125
JPMorgan Chase & Co., Series 1 (e)	4,250,000	4,540,198

		5,888,323

Oil, Gas & Consumable Fuels—0.4%
SandRidge Energy, Inc.	15,000	1,790,625

Thrifts & Mortgage Finance—0.0%
Federal Home Loan Mortgage Corp., Series Z * (e)	10,300	13,699
Federal National Mortgage Association, Series S * (e)	6,900	9,522

		23,221

Total Preferred Stocks (Cost $7,454,140)		8,783,253

Convertible Bonds—0.5%
Security Description	Shares/Par Amount($)†	Value

Construction Materials—0.2%
Cemex S.A.B. de C.V. 3.250%, 03/15/16 (144A)	900,000	$590,625
3.750%, 03/15/18 (144A)	570,000	372,638

		963,263

Real Estate Investment Trusts—0.1%
iStar Financial, Inc. 1.081%, 10/01/12 (e)	500,000	450,000

Real Estate Management & Development—0.2%
Forest City Enterprises, Inc. 4.250%, 08/15/18 (144A)	1,000,000	877,500

Total Convertible Bonds (Cost $2,862,857)		2,290,763

Mortgage-Backed Securities—0.3%

Commercial Mortgage-Backed Securities—0.3%
Banc of America Large Loan, Inc. Series 2010-HLTN Class HLTN 2.028%, 11/15/15 (144A) (e)	1,432,987	1,297,814

Total Mortgage-Backed Securities (Cost $1,246,699)		1,297,814

Municipals—0.1%
California State General Obligation Unlimited, Build America Bonds 7.950%, 03/01/36	345,000	390,464

Total Municipals (Cost $345,407)		390,464

Warrants—0.0%

Automobiles—0.0%
General Motors Co., expires 07/10/16*	1,388	16,282
General Motors Co., expires 07/10/19*	1,388	10,854

		27,136

Energy Equipment & Services—0.0%
Green Field Energy Services, Inc., expires on 11/15/21*	500	22,500

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2011

Warrants—(Continued)

Security Description	Shares/Par Amount	Value

Media—0.0%
Charter Communications, Inc., expires 11/30/14*	1,273	$22,150

Total Warrants (Cost $149,408)		71,786

Short-Term Investments—23.0%

Discount Notes—0.1%
Federal Home Loan Bank 0.001%, 01/03/12 (d)	$550,000	550,000

Mutual Funds—14.4%
State Street Navigator Securities Lending Prime Portfolio (g)	60,062,720	60,062,720

Repurchase Agreement—8.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $35,397,039 on 01/03/12, collateralized by $36,155,000 Federal Home Loan Mortgage Corp. at 0.625% due 12/23/13 with a value of $36,109,806.	$35,397,000	35,397,000

Total Short-Term Investments (Cost $96,009,720)		96,009,720

Total Investments—113.4% (Cost $470,501,567#)		473,313,742
Other assets and liabilities (net)—(13.4)%		(56,060,037)

Net Assets—100.0%		$417,253,705

*	Non-income producing security.
†	Par amount stated in U.S. dollars unless otherwise noted.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $472,359,706. The aggregate unrealized appreciation and depreciation of investments were $28,325,266 and $(27,371,230), respectively, resulting in net unrealized appreciation of $954,036 for federal income tax purposes.
(a)	Security is in default and/or issuer is in bankruptcy.
(b)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $58,043,113 and the collateral received consisted of cash in the amount of $60,062,720. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Zero coupon bond—Interest rate represents current yield to maturity.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	This Senior Loan will settle after December 31, 2011, at which time the interest rate will be determined.
(g)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $84,357,473, which is 20.2% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(EUR)—	Euro
(GBP)—	British Pound

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Domestic Bonds & Debt Securities*	$—	$155,858,312	$—	$155,858,312

Common Stocks
Aerospace & Defense	1,250,618	—	—	1,250,618
Automobiles	30,952	—	—	30,952
Beverages	2,405,851	1,309,719	—	3,715,570
Chemicals	812,250	—	—	812,250
Commercial Banks	9,482,973	3,382,255	—	12,865,228
Communications Equipment	904,000	—	—	904,000
Diversified Financial Services	6,932,712	—	—	6,932,712
Diversified Telecommunication Services	5,251,153	2,133,603	—	7,384,756
Electric Utilities	23,279,250	—	—	23,279,250
Energy Equipment & Services	2,098,200	—	—	2,098,200
Gas Utilities	845,200	—	—	845,200
Independent Power Producers & Energy Traders	221,600	—	—	221,600
Industrial Conglomerates	5,373,000	—	—	5,373,000
Insurance	—	1,061,444	—	1,061,444
Machinery	906,000	—	—	906,000
Media	1,257,786	—	—	1,257,786
Metals & Mining	3,054,700	—	—	3,054,700
Multi-Utilities	17,330,462	—	—	17,330,462
Multiline Retail	1,536,600	—	—	1,536,600
Office Electronics	796,000	—	—	796,000
Oil, Gas & Consumable Fuels	22,898,662	—	—	22,898,662
Pharmaceuticals	17,534,950	7,624,090	—	25,159,040
Real Estate Investment Trusts	—	693,924	—	693,924
Semiconductors & Semiconductor Equipment	4,365,000	—	—	4,365,000
Thrifts & Mortgage Finance	1,390	—	—	1,390
Wireless Telecommunication Services	706,085	3,336,506	—	4,042,591
Total Common Stocks	129,275,394	19,541,541	—	148,816,935
Total Loan Participation*	—	25,573,563	—	25,573,563
Total Foreign Bonds & Debt Securities*	—	20,602,254	—	20,602,254
Total Convertible Preferred Stocks*	13,618,878	—	—	13,618,878

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Preferred Stocks
Commercial Banks	$—	$980,000	$—	$980,000
Consumer Finance	101,084	—	—	101,084
Diversified Financial Services	—	5,888,323	—	5,888,323
Oil, Gas & Consumable Fuels	—	1,790,625	—	1,790,625
Thrifts & Mortgage Finance	23,221	—	—	23,221
Total Preferred Stocks	124,305	8,658,948	—	8,783,253
Total Convertible Bonds*	—	2,290,763	—	2,290,763
Total Mortgage-Backed Securities*	—	1,297,814	—	1,297,814
Municipals	—	390,464	—	390,464
Warrants
Automobiles	27,136	—	—	27,136
Energy Equipment & Services	—	22,500	—	22,500
Media	22,150	—	—	22,150
Total Warrants	49,286	22,500	—	71,786
Short-Term Investments
Discount Notes	—	550,000	—	550,000
Mutual Funds	60,062,720	—	—	60,062,720
Repurchase Agreement	—	35,397,000	—	35,397,000
Total Short-Term Investments	60,062,720	35,947,000	—	96,009,720
Total Investments	$203,130,583	$270,183,159	$—	$473,313,742

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$437,916,742
Repurchase Agreement	35,397,000
Cash	254,379
Cash denominated in foreign currencies (c)	1,576
Receivable for investments sold	875,800
Receivable for shares sold	18,829
Dividends receivable	634,490
Interest receivable	4,059,249

Total assets	479,158,065

Liabilities
Payables for:
Investments purchased	1,470,000
Shares redeemed	30,821
Collateral for securities loaned	60,062,720
Accrued Expenses:
Management fees	230,207
Distribution and service fees - Class B	19,182
Administration fees	1,966
Custodian and accounting fees	6,968
Deferred trustees’ fees	25,067
Other expenses	57,429

Total liabilities	61,904,360

Net Assets	$417,253,705

Net Assets Represented by
Paid in surplus	$384,967,273
Accumulated net realized gain	7,523,542
Unrealized appreciation on investments and foreign currency transactions	2,805,237
Undistributed net investment income	21,957,653

Net Assets	$417,253,705

Net Assets
Class A	$325,640,350
Class B	91,613,355
Capital Shares Outstanding*
Class A	31,953,531
Class B	9,042,089
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.19
Class B	10.13

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $435,104,567.
(b)	Includes securities loaned at value of $58,043,113.
(c)	Identified cost of cash denominated in foreign currencies was $1,687.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$6,609,860
Interest (b)	19,319,941

Total investment income	25,929,801

Expenses
Management fees	2,876,004
Administration fees	22,361
Custodian and accounting fees	88,964
Distribution and service fees - Class B	199,236
Audit and tax services	49,840
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	67,793
Insurance	3,119
Miscellaneous	8,350

Total expenses	3,384,377
Less management fee waiver	(303,898)

Net expenses	3,080,479

Net investment income	22,849,322

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	8,512,861
Foreign currency transactions	5,167

Net realized gain on investments and foreign currency transactions	8,518,028

Net change in unrealized depreciation from:
Investments	(23,822,371)
Foreign currency transactions	(12,059)

Net change in unrealized depreciation on investments and foreign currency transactions	(23,834,430)

Net realized and unrealized loss on investments and foreign currency transactions	(15,316,402)

Net Increase in Net Assets from Operations	$7,532,920

(a)	Net of foreign withholding taxes of $110,471.
(b)	Includes net income on securities loaned of $234,128.

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$22,849,322	$18,136,899
Net realized gain on investments and foreign currency transactions	8,518,028	8,092,581
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(23,834,430)	8,378,319

Net increase in net assets resulting from operations	7,532,920	34,607,799

Distributions to Shareholders
From net investment income
Class A	(14,660,207)	(10,752,103)
Class B	(3,479,136)	(1,727,909)
From net realized capital gains
Class A	(8,816,105)	(1,447,311)
Class B	(2,160,135)	(239,114)

Net decrease in net assets resulting from distributions	(29,115,583)	(14,166,437)

Net increase in net assets from capital share transactions	86,115,731	79,264,263

Net Increase in Net Assets	64,533,068	99,705,625
Net assets at beginning of period	352,720,637	253,015,012

Net assets at end of period	$417,253,705	$352,720,637

Undistributed net investment income at end of period	$21,957,653	$18,065,231

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	4,951,326	$51,674,850	5,088,565	$51,815,306
Reinvestments	2,231,589	23,476,312	1,210,259	12,199,414
Redemptions	(2,138,953)	(21,758,898)	(1,271,232)	(12,513,995)

Net increase	5,043,962	$53,392,264	5,027,592	$51,500,725

Class B
Sales	4,351,299	$45,103,867	3,232,881	$32,725,980
Reinvestments	538,099	5,639,271	195,724	1,967,023
Redemptions	(1,774,552)	(18,019,671)	(689,150)	(6,929,465)

Net increase	3,114,846	$32,723,467	2,739,455	$27,763,538

Increase derived from capital shares transactions		$86,115,731		$79,264,263

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$10.75	$10.10	$7.87	$10.00

Income (Loss) from Investment Operations
Net investment income (a)	0.62	0.63	0.66	0.36
Net realized and unrealized gain (loss) on investments	(0.33)	0.55	1.57	(2.29)

Total from investment operations	0.29	1.18	2.23	(1.93)

Less Distributions
Distributions from net investment income	(0.53)	(0.47)	0.00	(0.20)
Distributions from net realized capital gains	(0.32)	0.00	0.00	0.00
Distributions from return of capital	0.00	(0.06)	0.00	(0.00)+

Total distributions	(0.85)	(0.53)	0.00	(0.20)

Net Asset Value, End of Period	$10.19	$10.75	$10.10	$7.87

Total Return (%)	2.38	12.13	28.05	(19.19)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.82	0.85	0.93	1.03 *
Ratio of net expenses to average net assets (%)(c)	0.74	0.76	0.82	0.88 *
Ratio of net investment income to average net assets (%)	5.92	6.19	7.42	6.13 *
Portfolio turnover rate (%)	19.8	34.4	33.4	12.7
Net assets, end of period (in millions)	$325.6	$289.3	$220.9	$92.0

	Class B
	Year Ended December 31,
	2011	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$10.70	$10.07	$7.86	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.59	0.60	0.64	0.35
Net realized and unrealized gain (loss) on investments	(0.33)	0.54	1.57	(2.30)

Total from investment operations	0.26	1.14	2.21	(1.95)

Less Distributions
Distributions from net investment income	(0.51)	(0.45)	0.00	(0.19)
Distributions from net realized capital gains	(0.32)	0.00	0.00	0.00
Distributions from return of capital	0.00	(0.06)	0.00	(0.00)+

Total distributions	(0.83)	(0.51)	0.00	(0.19)

Net Asset Value, End of Period	$10.13	$10.70	$10.07	$7.86

Total Return (%)	2.13	11.82	27.83	(19.36)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.07	1.10	1.18	1.28 *
Ratio of net expenses to average net assets (%)(c)	0.99	1.01	1.07	1.14 *
Ratio of net investment income to average net assets (%)	5.68	5.91	7.13	6.06 *
Portfolio turnover rate (%)	19.8	34.4	33.4	12.7
Net assets, end of period (in millions)	$91.6	$63.4	$32.1	$10.0

*	Annualized.
+	Distributions from return of capital were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

18

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, deferred trustees’ compensation, defaulted bonds, convertible preferred stock, premium amortization adjustments, Real Estate Investment Trust (REITs) and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

19

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of

20

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$2,876,004	0.800%	First $200 Million

	0.675%	$200 Million to $500 Million

	0.650%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

From January 1, 2011 through February 28, 2011, the Adviser voluntarily agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio, each a series of the Trust.

From March 1, 2011 through April 30, 2011, the Adviser voluntarily agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Mutual Shares Portfolio, Met/Templeton Growth Portfolio and Met/Templeton International Bond Portfolio, each a series of the Trust.

From May 1, 2011 through May 23, 2011, the Adviser contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Low Duration Total Return Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio, each a series of the Trust. Over the same period of time, the assets of Met/Templeton International Bond Portfolio were included on a voluntary basis for purposing of determining the amount of the management fee waiver. Effective May 24, 2011, the assets of Met/Templeton International Bond Portfolio were contractually added to the calculation of the management fee waiver.

21

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Amounts waived for the year ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$141,108,560	$—	$71,269,090

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

22

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Return of Capital		Total
2011	2010	2011	2010	2011	2010	2011	2010

$24,342,066	$13,314,818	$4,773,517	$851,619	$—	$—	$29,115,583	$14,166,437

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Deferrals	Total
$23,137,308	$8,227,094	$947,098	$—	$32,311,500

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

23

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Franklin Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Franklin Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Income Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

24

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

25

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

26

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

27

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Franklin Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

28

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Franklin Income Portfolio, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- year period ended June 30, 2011 and outperformed the median of its Performance Universe and its Lipper Index for the three- year period ended June 30, 2011. The Board further considered that the Portfolio underperformed its blended benchmark, S&P 500 Index (50%) and Barclays Capital U.S. Aggregate Bond Index (50%), for the one- year period ended September 30, 2011, and outperformed its blended benchmark for the three- year period ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including its comparable performance against other similar funds. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to

29

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Franklin Income Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, and above the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses, including the effect of the current size of the Portfolio on expenses. The Board noted that the Adviser had waived fees and/or reimbursed expenses during the past year. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the

30

MET INVESTORS SERIES TRUST

Met/Franklin Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Franklin Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

31

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Met/Franklin Low Duration Total Return Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

Performance

Since its inception on April 29, 2011, the Class A and B shares of the Met/Franklin Low Duration Total Return Portfolio returned -1.20% and -1.40%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Govt/Credit 1-3 Year Bond Index1, returned 1.02%.

Market Environment/Conditions

During the period, the U.S. economy navigated through volatile conditions and headwinds. The European economy continued to take center stage as a driver of financial markets and interest rates.

In the broad markets, U.S. Treasuries benefited from a flight to quality and a risk-averse environment, and few fixed income sectors kept pace with Treasuries over the period. However, on the shorter part of the yield curve, where this Portfolio focuses its investments, Treasuries did not perform as strongly, and a number of other fixed income sectors performed as well or better. According to Barclays Capital 1-3 Year Indexes, U.S. residential mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS) and municipal bonds performed better than comparable Treasuries. Other sectors had positive returns, but did not keep pace with comparable Treasuries, including floating rate asset-backed securities, U.S. investment grade corporate bonds, and emerging market U.S. dollar-denominated bonds. U.S. high yield corporate bonds lagged with negative returns.

Portfolio Review/Year-End Positioning

Throughout the reporting period, we applied our investment strategy and emphasized shorter-term and adjustable-rate securities to maintain a lower interest rate risk profile. Heightened volatility and a U.S. Treasury rally over the period led many spread sectors to post positive total returns but negative excess returns as they lagged Treasuries. We maintained our conviction that over the long term, global bond markets present some of the best investment opportunities and accordingly, we continued to hold an overweighted exposure to international bonds and foreign currencies relative to the benchmark. Foreign currency allocation had a large negative impact over the period, while yield curve movements in non-U.S. markets contributed to performance. Corporate credit valuations remained attractive to us on a longer-term basis, and the Portfolio held an overweighted allocation to many credit sectors. Although corporate yield spreads over Treasuries tightened toward period-end, they remained wide and ended the period higher than they were at the beginning. Our overweighting in below-investment grade credit detracted from performance as the sector did not keep pace with the performance of Treasuries. Our slight overweight to investment grade corporate credit also mildly detracted from performance.

We held a small allocation in the CMBS sector (not part of the benchmark) that had a modest positive impact on performance. Likewise, our allocation in agency MBS (not part of the benchmark), benefited results as agency mortgages outperformed Treasuries. Our U.S. yield curve positioning also contributed to performance.

The Portfolio’s strategy generally remained overweight to the spread sectors and underweight in U.S. Treasuries. Although we continually considered adjustments to positioning based on changes in fundamental news and valuations, we continued to believe that year-end credit allocations were appropriate and can offer potential value over the course of a market cycle. For example, although we were overweight in financial credits, we also were underweight in European financials and maintained a bias toward U.S. dollar-denominated and generally stronger global financial institutions that we believe may be able to perform well as market conditions normalize. Although our overall weighting in the high yield sector did not change meaningfully, we did shift some exposure from bank loans into the high yield corporate sector. High yield valuations became even more attractive to us over recent months, given our expectations of low defaults, although we continue to closely monitor individual company fundamentals.

Kent Burns, CFA

Roger A. Bayston, CFA

Christopher J. Molumphy, CFA

Franklin Advisers, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Composition as of December 31, 2011

Top Issuers

% of Net Assets
U.S. Treasury Notes	18.8
Fannie Mae ARM Pool	6.4
Fannie Mae 15 Yr. Pool	3.3
U.S. Treasury Inflation Indexed Notes	2.6
Freddie Mac ARM Non Gold Pool	2.3
Korea Treasury Bond	2.0
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates	1.7
Malaysia Government Bond	1.4
Sweden Government Bond	1.3
Poland Government Bond	1.2

Top Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	34.4
Domestic Bonds & Debt Securities	23.6
Foreign Bonds & Debt Securities	18.5
Mortgage-Backed Securities	6.0
Cash & Cash Equivalents	5.6
Asset-Backed Securities	4.4
Municipals	3.9
Loan Participation	3.5
Convertible Bonds	0.1

2

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Met/Franklin Low Duration Total Return Portfolio managed by Franklin Advisers, Inc. vs. Barclays Capital U.S. Govt/Credit 1-3 Year Bond Index1

Cumulative Return[2] (for the period ended 12/31/11)
Since Inception[3]
Met/Franklin Low Duration Total Return Portfolio—Class A	-1.20%
Class B	-1.40%
Barclays Capital U.S. Govt/Credit 1-3 Year Bond Index[1]	1.02%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Barclays Capital U.S. Govt/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. Corporate securities that have maturities ranging from one to three years.

2“Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class A and B shares is 4/29/2011. Index returns are based on an inception date of 4/29/2011.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.56%	$1,000.00	$989.00	$2.81
Hypothetical*	0.56%	1,000.00	1,022.38	2.85

Class B(a)
Actual	0.81%	$1,000.00	$987.00	$4.06
Hypothetical*	0.81%	1,000.00	1,021.12	4.13

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—34.1% of Net Assets

Security Description	Par Amount($)†	Value

Agency Sponsored Mortgage - Backed—12.1%
Fannie Mae 15 Yr. Pool 4.500%, 09/01/24	5,277,974	$5,629,968
4.500%, 03/01/25	8,316,724	8,871,377
4.000%, 04/01/26	6,627,843	7,002,547
4.000%, 05/01/26	6,353,884	6,713,100
Fannie Mae ARM Pool 2.000%, 05/01/19 (a)	130,210	131,591
2.225%, 01/01/20 (a)	196,344	206,217
2.323%, 02/01/32 (a)	154,753	162,620
2.376%, 06/01/32 (a)	46,331	47,358
2.365%, 01/01/33 (a)	208,074	210,280
2.447%, 06/01/33 (a)	122,263	123,409
2.498%, 08/01/33 (a)	137,613	145,402
2.424%, 10/01/33 (a)	124,726	131,295
2.750%, 05/01/34 (a)	224,006	227,500
3.629%, 05/01/34 (a)	138,826	139,059
2.521%, 11/01/34 (a)	11,651,002	12,372,659
2.700%, 11/01/34 (a)	102,509	104,107
2.505%, 02/01/35 (a)	232,923	245,639
4.207%, 03/01/35 (a)	135,196	142,349
2.685%, 04/01/35 (a)	2,253,811	2,394,190
2.312%, 06/01/35 (a)	130,962	136,898
2.248%, 07/01/35 (a)	462,485	487,593
2.470%, 08/01/35 (a)	2,817,638	2,978,771
2.546%, 09/01/35 (a)	14,803,058	15,586,826
1.962%, 11/01/35 (a)	378,216	394,410
2.664%, 11/01/35 (a)	8,553,648	9,090,189
5.139%, 11/01/35 (a)	129,869	137,925
2.568%, 12/01/35 (a)	241,342	251,249
1.846%, 02/01/36 (a)	223,596	231,030
1.962%, 03/01/36 (a)	603,969	633,931
2.300%, 07/01/36 (a)	117,219	121,206
2.469%, 11/01/36 (a)	8,243,289	8,692,546
Freddie Mac ARM Non Gold Pool 2.725%, 04/01/34 (a)	1,662,224	1,771,037
2.500%, 05/01/34 (a)	525,927	555,021
2.550%, 01/01/35 (a)	211,961	223,747
2.584%, 01/01/35 (a)	1,912,349	2,020,042
2.558%, 03/01/35 (a)	1,671,836	1,766,748
3.143%, 04/01/35 (a)	127,526	129,897
3.512%, 07/01/35 (a)	595,202	630,888
2.592%, 07/01/36 (a)	165,955	174,870
2.714%, 06/01/37 (a)	9,715,357	10,339,576
3.465%, 06/01/37 (a)	819,715	868,929
2.553%, 07/01/37 (a)	865,238	915,432
4.140%, 09/01/37 (a)	816,803	863,984

		104,003,412

U.S. Treasury—22.0%
U.S. Treasury Bonds 11.250%, 02/15/15	4,000,000	$5,338,124
U.S. Treasury Inflation Indexed Notes 1.875%, 07/15/13	14,178,120	14,834,964
1.250%, 04/15/14	7,275,660	7,628,646
U.S. Treasury Notes 4.000%, 02/15/14	20,100,000	21,679,739
1.375%, 01/15/13	10,000,000	10,125,780
3.500%, 05/31/13	4,500,000	4,708,125
4.250%, 08/15/13	17,300,000	18,420,452
3.125%, 08/31/13	28,000,000	29,338,764
0.750%, 09/15/13	4,000,000	4,034,844
3.125%, 09/30/13	1,000,000	1,050,039
2.750%, 10/31/13	10,000,000	10,454,300
4.250%, 11/15/13	27,000,000	29,001,807
2.000%, 11/30/13	11,000,000	11,364,804
4.750%, 05/15/14	12,800,000	14,140,006
4.250%, 11/15/14	7,000,000	7,773,283

		189,893,677

Total U.S. Treasury & Government Agencies (Cost $294,573,199)		293,897,089

Domestic Bonds & Debt Securities—23.4%

Airlines—0.1%
American Airlines, Inc. 7.500%, 03/15/16 (144A)(b)	1,000,000	720,000

Auto Components—0.1%
Goodyear Tire & Rubber Co. (The) 10.500%, 05/15/16	700,000	775,250

Beverages—0.5%
Anheuser-Busch InBev Worldwide, Inc. 2.500%, 03/26/13	4,200,000	4,278,935

Biotechnology—0.3%
Amgen, Inc. 1.875%, 11/15/14	1,500,000	1,520,472
Gilead Sciences, Inc. 2.400%, 12/01/14	1,000,000	1,018,722

		2,539,194

Capital Markets—1.1%
Goldman Sachs Group, Inc. (The) 5.500%, 11/15/14	4,200,000	4,329,986
Morgan Stanley Series GMTN 0.691%, 01/09/14 (a)	6,000,000	5,431,224

		9,761,210

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Commercial Banks—2.5%
BB&T Corp. 2.050%, 04/28/14	5,000,000	$5,051,680
CIT Group, Inc. 7.000%, 05/02/16 (144A)	1,500,000	1,501,875
Irish Bank Resolution Corp. Ltd 4.000%, 04/15/15 (EUR)	3,000,000	2,789,780
Regions Financial Corp. 4.875%, 04/26/13	2,000,000	1,975,000
Royal Bank of Canada 1.128%, 10/30/14 (a)	6,500,000	6,486,734
U.S. Bancorp Series MTN 1.375%, 09/13/13	4,200,000	4,227,325

		22,032,394

Commercial Services & Supplies—0.5%
Block Financial LLC 5.125%, 10/30/14	4,200,000	4,286,768

Computers & Peripherals—0.5%
Hewlett-Packard Co. 2.109%, 09/19/14 (a)	4,200,000	4,182,578

Construction Materials—0.0%
Euramax International, Inc. 9.500%, 04/01/16 (144A)	500,000	392,500

Consumer Finance—3.0%
Ally Financial, Inc. 1.750%, 10/30/12	7,000,000	7,091,735
4.500%, 02/11/14	1,750,000	1,693,125
Caterpillar Financial Services Corp. Series MTN 1.375%, 05/20/14	4,200,000	4,255,066
Daimler Finance North America LLC 1.950%, 03/28/14 (144A)	4,200,000	4,190,189
Ford Motor Credit Co. LLC 8.000%, 06/01/14	6,000,000	6,534,402
7.000%, 04/15/15	2,000,000	2,155,000
Hyundai Capital America 4.000%, 06/08/17 (144A)	300,000	297,208

		26,216,725

Containers & Packaging—0.2%
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 8.750%, 10/15/16 (144A)	1,500,000	1,586,250

Diversified Financial Services—3.0%
Bank of America Corp. 1.941%, 07/11/14 (a)	6,000,000	$5,401,248
Cemex Finance LLC 9.500%, 12/14/16 (144A)	500,000	441,250
Citigroup Funding, Inc. 1.875%, 10/22/12	7,000,000	7,097,734
Citigroup, Inc. 0.659%, 03/07/14 (a)	4,200,000	3,927,408
International Lease Finance Corp. 6.500%, 09/01/14 (144A)	2,000,000	2,055,000
8.625%, 09/15/15	1,000,000	1,028,750
5.750%, 05/15/16	500,000	464,206
JPMorgan Chase & Co. Series MTN 1.216%, 01/24/14 (a)	5,200,000	5,124,387

		25,539,983

Diversified Telecommunication Services—1.8%
Embarq Corp. 7.082%, 06/01/16	2,071,000	2,246,983
Frontier Communications Corp. 7.875%, 04/15/15	1,500,000	1,528,125
Intelsat S.A. 6.500%, 11/01/13	2,900,000	2,914,500
Qwest Corp. 7.500%, 10/01/14	4,200,000	4,646,972
Verizon Communications, Inc. 1.950%, 03/28/14	4,200,000	4,289,099

		15,625,679

Energy—0.5%
BG Energy Capital plc 2.875%, 10/15/16 (144A)	4,500,000	4,603,473

Food & Staples Retailing—0.2%
Safeway, Inc. 3.400%, 12/01/16	600,000	616,034
Tesco plc 2.000%, 12/05/14 (144A)	1,000,000	1,011,159

		1,627,193

Health Care Providers & Services—0.1%
Community Health Systems, Inc. 8.875%, 07/15/15	482,000	498,870

Hotels, Restaurants & Leisure—1.3%
Caesars Entertainment Operating Co., Inc. 6.500%, 06/01/16	3,500,000	1,662,500

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Hotels, Restaurants & Leisure—(Continued)
Hilton Worldwide, Inc. 4.957%, 11/15/13 (144A)(a)	8,000,000	$7,932,416
MGM Resorts International 6.625%, 07/15/15	1,500,000	1,432,500

		11,027,416

Household Durables—1.7%
Centex Corp. 5.250%, 06/15/15	3,000,000	2,850,000
6.500%, 05/01/16	6,000,000	5,745,000
Toll Brothers Finance Corp. 5.150%, 05/15/15	6,000,000	6,202,836

		14,797,836

Household Products—0.5%
Procter & Gamble Co. (The) 0.700%, 08/15/14	4,000,000	4,022,100

Insurance—0.7%
Berkshire Hathaway, Inc. 1.157%, 08/15/14 (a)	6,000,000	6,018,066

Media—1.6%
CCH II LLC/CCH II Capital Corp. 13.500%, 11/30/16	1,000,000	1,160,000
DISH DBS Corp. 7.125%, 02/01/16	1,500,000	1,623,750
Liberty Interactive LLC 5.700%, 05/15/13	6,545,000	6,782,256
NBCUniversal Media LLC 2.100%, 04/01/14	4,200,000	4,271,530

		13,837,536

Metals & Mining—0.3%
Xstrata Canada Financial Corp. 2.850%, 11/10/14 (144A)	2,500,000	2,514,480

Multi-Utilities—0.5%
Sempra Energy 2.000%, 03/15/14	4,200,000	4,255,490

Office Electronics—0.5%
Xerox Corp. 1.281%, 05/16/14 (a)	4,200,000	4,141,204

Oil, Gas & Consumable Fuels—1.1%
Anadarko Petroleum Corp. 5.750%, 06/15/14	2,000,000	2,153,606

Oil, Gas & Consumable Fuels—(Continued)
Chesapeake Energy Corp. 9.500%, 02/15/15	2,000,000	$2,300,000
Petrohawk Energy Corp. 7.875%, 06/01/15	700,000	749,000
Valero Energy Corp. 4.750%, 06/15/13	4,200,000	4,398,001

		9,600,607

Paper & Forest Products—0.1%
NewPage Corp. 11.375%, 12/31/14 (b)	600,000	446,250

Pharmaceuticals—0.3%
Aristotle Holding, Inc. 2.750%, 11/21/14 (144A)	1,000,000	1,012,822
Teva Pharmaceutical Finance Co., LLC 1.700%, 11/10/14	1,500,000	1,512,647

		2,525,469

Tobacco—0.4%
Lorillard Tobacco Co. 3.500%, 08/04/16	3,800,000	3,847,682

Total Domestic Bonds & Debt Securities (Cost $201,082,301)		201,701,138

Foreign Bonds & Debt Securities—18.2%
Beverages—0.1%
Refresco Group B.V. 5.462%, 05/15/18 (144A)(EUR)(a)	400,000	480,205

Capital Markets—0.5%
UBS AG of Stamford, Connecticut 2.250%, 01/28/14	4,200,000	4,089,132

Chemicals—0.1%
Ineos Finance plc 9.000%, 05/15/15 (144A)	800,000	816,000
Ineos Group Holdings, Ltd. 8.500%, 02/15/16 (144A)	700,000	560,000

		1,376,000

Commercial Banks—3.8%
Banco Bradesco S.A. of the Cayman Islands 2.561%, 05/16/14 (144A)(a)	4,200,000	4,125,253

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Commercial Banks—(Continued)
Bank Negara Monetary Notes Series 4211 2.723%, 01/19/12 (MYR)(c)	350,000	$110,281
Series 6211 2.696%, 06/14/12 (MYR)(c)	920,000	286,426
BBVA U.S. Senior SAU 2.586%, 05/16/14 (a)	4,200,000	3,905,870
Commonwealth Bank of Australia 3.750%, 10/15/14 (144A)	4,200,000	4,330,112
Credit Suisse of New York 2.200%, 01/14/14	4,200,000	4,155,786
HSBC Bank Brasil S.A. - Banco Multiplo 4.000%, 05/11/16 (144A)	4,200,000	4,189,500
Nordea Bank AB 2.125%, 01/14/14 (144A)	4,200,000	4,121,153
Royal Bank of Scotland plc (The) 4.875%, 08/25/14 (144A)	4,200,000	4,112,119
Santander US Debt S.A. Unipersonal 2.991%, 10/07/13 (144A)	4,200,000	4,016,939

		33,353,439

Consumer Finance—0.4%
Banque PSA Finance 3.375%, 04/04/14 (144A)	4,100,000	3,956,533

Diversified Financial Services—0.5%
Woodside Finance, Ltd. 4.500%, 11/10/14 (144A)	4,200,000	4,425,179

Diversified Telecommunication Services—0.2%
Telefonica Emisiones SAU 2.582%, 04/26/13	2,100,000	2,049,825

Energy Equipment & Services—0.6%
Compagnie Generale de Geophysique-Veritas 9.500%, 05/15/16	1,000,000	1,085,000
Schlumberger Norge A.S. 1.950%, 09/14/16 (144A)	4,000,000	4,051,596

		5,136,596

Oil, Gas & Consumable Fuels—0.1%
Kinder Morgan Finance Co. ULC 5.700%, 01/05/16	500,000	513,750

Sovereign—11.8%
Hungary Government International Bond 6.750%, 07/28/14 (EUR)	700,000	$861,969
Indonesia Recap Bond Series FR20 14.275%, 12/15/13 (IDR)	5,686,000,000	733,376
Indonesia Retail Bond Series ORI7 7.950%, 08/15/13 (IDR)	17,000,000,000	1,966,126
Indonesia Treasury Bond Series FR33 12.500%, 03/15/13 (IDR)	15,700,000,000	1,889,297
Series FR49 9.000%, 09/15/13 (IDR)	2,390,000,000	281,091
Ireland Government Bond 5.000%, 04/18/13 (EUR)	149,000	186,273
4.000%, 01/15/14 (EUR)	250,000	300,358
4.600%, 04/18/16 (EUR)	3,078,000	3,547,928
Israel Government Bond Series 0312 4.000%, 03/30/12 (ILS)	8,550,000	2,315,753
Israel Treasury Bill - Makam Series 0412 3.179%, 04/04/12 (ILS)(c)	8,550,000	2,226,557
Korea Treasury Bond Series 1312 3.000%, 12/10/13 (KRW)	19,640,000,000	16,943,592
Malaysia Government Bond Series 0108 3.461%, 07/31/13 (MYR)	1,860,000	591,530
Series 0109 2.509%, 08/27/12 (MYR)	7,770,000	2,444,474
Series 0309 2.711%, 02/14/12 (MYR)	9,470,000	2,986,441
Series 0509 3.210%, 05/31/13 (MYR)	2,600,000	823,439
Series 3/03 3.702%, 02/25/13 (MYR)	530,000	168,677
Series 5/06 3.718%, 06/15/12 (MYR)	16,610,000	5,257,500
Malaysia Treasury Bill Series 182 2.705%, 04/13/12 (MYR)(c)	550,000	172,096
Mexican Bonos 7.000%, 06/19/14 (MXN)	15,600,000	1,168,827

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Sovereign—(Continued)
Series M 9.000%, 06/20/13 (MXN)	6,500,000	$493,136
Series MI10 9.000%, 12/20/12 (MXN)	20,800,000	1,550,692
8.000%, 12/19/13 (MXN)	50,200,000	3,803,503
New South Wales Treasury Corp. Series 813 5.500%, 08/01/13 (AUD)	3,900,000	4,097,796
Norway Treasury Bill 2.458%, 03/21/12 (NOK)(c)	45,340,000	7,569,574
Poland Government Bond Series 0113 4.605%, 01/25/13 (PLN)(c)	14,620,000	4,048,166
Series 0412 4.750%, 04/25/12 (PLN)	9,250,000	2,688,035
Series 0713 4.177%, 07/25/13 (PLN)(c)	11,690,000	3,157,294
Series 1013 5.000%, 10/24/13 (PLN)	1,925,000	560,923
Queensland Treasury Corp. 6.000%, 08/21/13 (AUD)	3,810,000	4,016,158
Singapore Government Bond 2.500%, 10/01/12 (SGD)	1,300,000	1,019,841
Singapore Treasury Bill 0.277%, 11/01/12 (SGD)(c)	4,000,000	3,080,698
Sweden Government Bond Series 1046 5.500%, 10/08/12 (SEK)	72,600,000	10,912,728
United Kingdom Gilt 5.000%, 03/07/12 (GBP)	3,770,000	5,904,840
Western Australia Treasury Corp. Series 13 8.000%, 06/15/13 (AUD)	3,600,000	3,905,163

		101,673,851

Specialty Retail—0.1%
Edcon Proprietary, Ltd. 4.676%, 06/15/14 (144A)(EUR)(a)	500,000	478,324

Total Foreign Bonds & Debt Securities (Cost $169,875,026)		157,532,834

Mortgage-Backed Securities—5.9%

Collateralized Mortgage Obligations—0.1%
MLCC Mortgage Investors, Inc. Series 2003-A Class 1A 1.034%, 03/25/28 (a)	1,241,719	1,070,429

Mortgage-Backed Securities—(Continued)
Security Description	Par Amount($)†	Value

Commercial Mortgage-Backed Securities—5.8%
Banc of America Commercial Mortgage, Inc. Series 2006-1 Class AJ 5.460%, 09/10/45 (a)	3,200,000	$2,813,182
Series 2006-1 Class AM 5.421%, 09/10/45 (a)	3,200,000	3,275,842
Series 2006-4 Class AJ 5.695%, 07/10/46 (a)	1,500,000	1,160,527
Banc of America Large Loan, Inc. Series 2010-HLTN Class HLTN 2.028%, 11/15/15 (144A)(a)	3,057,039	2,768,670
Bear Stearns Commercial Mortgage Securities, Inc. 4.750%, 06/11/41	1,300,000	1,208,697
Series 2006-PW11 Class D 5.441%, 03/11/39 (144A)(a)	2,000,000	983,178
Series 2006-PW13 Class AJ 5.611%, 09/11/41 (a)	3,000,000	2,065,998
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class AJ 5.225%, 07/15/44 (a)	1,700,000	1,525,736
Series 2006-CD3 Class A5 5.617%, 10/15/48	3,200,000	3,518,034
Commercial Mortgage Pass-Through Certificates Series 2005-C6 Class AJ 5.209%, 06/10/44 (a)	1,000,000	901,182
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates Series K007 Class A1 3.342%, 12/25/19	3,778,870	4,026,118
Series K013 Class A1 2.902%, 08/25/20	10,277,916	10,853,156
Greenwich Capital Commercial Funding Corp. Series 2005-GG5 Class A5 5.224%, 04/10/37 (a)	3,200,000	3,436,050
Series 2006-GG7 Class A4 5.882%, 07/10/38 (a)	3,200,000	3,566,478
GS Mortgage Securities Corp. II Series 2006-GG6 Class A4 5.553%, 04/10/38 (a)	3,200,000	3,489,726
Wachovia Bank Commercial Mortgage Trust Series 2006-C25 Class C 5.737%, 05/15/43 (a)	2,700,000	1,987,213

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Commercial Mortgage-Backed Securities—(Continued)
Series 2007-WHL8 Class A1 0.358%, 06/15/20 (144A)(a)	2,534,409	$2,268,792

		49,848,579

Total Mortgage-Backed Securities (Cost $52,647,281)		50,919,008

Asset-Backed Securities—4.4%

Asset-Backed - Credit Card—3.8%
American Express Credit Account Master Trust Series 2007-8 Class A 0.578%, 05/15/15 (a)	3,200,000	3,207,351
Capital One Multi-Asset Execution Trust Series 2006-A5 Class A5 0.338%, 01/15/16 (a)	3,200,000	3,194,825
Series 2007-A8 Class A8 0.846%, 10/15/15 (a)	3,935,000	3,939,429
Chase Issuance Trust Series 2007-A9 Class A9 3.151%, 06/16/14 (a)	3,000,000	2,999,205
Citibank Credit Card Issuance Trust Series 2009-A1 Class A1 2.028%, 03/17/14 (a)	3,200,000	3,211,214
Citibank Omni Master Trust Series 2009-A8 Class A8 2.378%, 05/16/16 (144A)(a)	3,200,000	3,219,952
Discover Card Master Trust Series 2007-A2 Class A2 0.886%, 06/15/15 (a)	3,200,000	3,209,142
Series 2009-A1 Class A1 1.578%, 12/15/14 (a)	3,200,000	3,219,071
GE Capital Credit Card Master Note Trust Series 2007-4 Class A 0.328%, 06/15/15 (a)	3,500,000	3,497,849
MBNA Credit Card Master Note Trust Series 2006-A5 Class A5 0.338%, 10/15/15 (a)	3,200,000	3,198,585

		32,896,623

Asset-Backed - Home Equity—0.2%
Morgan Stanley ABS Capital I Series 2003-HE1 Class M1 1.494%, 05/25/33 (a)	649,869	493,310
Series 2005-WMC1 Class M2 1.029%, 01/25/35 (a)	1,200,000	953,702

		1,447,012

Asset-Backed Securities—(Continued)
Security Description	Par Amount($)†	Value

Asset-Backed - Other—0.4%
Conseco Financial Corp. 6.370%, 07/01/25	913,009	$917,398
6.740%, 02/01/31	2,726,378	2,692,526

		3,609,924

Total Asset-Backed Securities (Cost $38,110,447)		37,953,559

Municipals—3.9%
Arizona School Facilities Board, Certificates of Participation Series A-2 (NATL-RE) 5.000%, 09/01/16	2,000,000	2,203,000
California State Public Works Board Lease Revenue 3.183%, 12/01/14	3,685,000	3,698,450
3.679%, 12/01/15	3,815,000	3,839,645
Citizens Property Insurance Corp., Revenue Series A3 1.850%, 01/05/12 (a)	2,500,000	2,507,000
City of Burleson, Texas, Refunding, General Oblgation, Ltd. 3.000%, 03/01/13	690,000	707,823
3.000%, 03/01/14	1,010,000	1,055,389
City of Cleveland, Ohio, Public Improvements, General Obligation, Ltd. 2.250%, 12/01/15	1,295,000	1,326,741
Cook County High School District No. 205 Thornton Township, School Improvements (Assured Guaranty Insured) 5.500%, 12/01/16	2,540,000	2,992,399
County of Pima Arizona, Public Improvements, General Obligation Unlimited 3.000%, 07/01/16	2,400,000	2,564,328
New York State Dormitory Authority, Revenue, Refunding (Assured Guaranty Insured) Series B 4.000%, 10/01/14	2,085,000	2,219,691
New York State Urban Development Corp., Revenue, Refunding Series A-2 5.000%, 01/01/15	2,000,000	2,235,620
Reading School District, Refunding, General Obligation Unlimited Series A 5.000%, 04/01/15	2,500,000	2,742,250

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2011

Municipals—(Continued)

Security Description	Par Amount($)†	Value

Municipals—(Continued)
State of Illinois, Refunding, General Obligation Unlimited (AGM) 5.000%, 01/01/16	2,500,000	$2,779,050
Tulsa County Industrial Authority, School Improvements, Revenue 4.000%, 09/01/16	2,315,000	2,547,959

Total Municipals (Cost $33,267,364)		33,419,345

Loan Participation—3.5%

Aerospace & Defense—0.1%
TransDigm Group, Inc. 4.000%, 02/14/17 (a)	595,489	592,187

Automobiles—0.0%
Tomkins LLC 4.250%, 09/29/16 (a)	303,073	302,632

Building Products—0.0%
Goodman Global Holdings, Inc. 5.750%, 10/28/16(a)	297,994	298,609

Chemicals—0.1%
Ashland, Inc. 0.000%, 08/23/18 (d)	251,135	252,370
Rockwood Specialties Group, Inc. 3.500%, 02/10/18 (a)	546,820	549,639

		802,009

Commercial Services & Supplies—0.3%
ARAMARK Corp. 3.489%, 07/26/16 (a)	25,984	25,432
3.829%, 07/26/16 (a)	394,579	386,194
KAR Auction Services, Inc. 5.000%, 05/19/17 (a)	2,182,396	2,159,656

		2,571,282

Construction & Engineering—0.0%
Colfax Corp. Term Loan 0.000%, 12/07/18 (d)	190,488	190,812

Containers & Packaging—0.2%
Reynolds Group Holdings, Inc. 6.500%, 02/09/18 (a)	371,196	369,727
6.500%, 08/09/18 (a)	930,406	926,671

		1,296,398

Loan Participation—(Continued)
Security Description	Par Amount($)†	Value

Diversified Financial Services—0.0%
MSCI, Inc. 3.750%, 03/14/17 (a)	223,153	$224,883

Diversified Financial Services—0.0%
Trans Union LLC 4.750%, 02/10/18 (a)	178,650	178,576

Diversified Telecommunication Services—0.1%
Intelsat Jackson Holdings S.A. 5.250%, 04/02/18 (a)	1,015,763	1,010,501

Electronic Equipment, Instruments & Components—0.0%
Flextronics International, Ltd. 0.000%, 10/01/14 (d)	182,134	178,776

Food & Staples Retailing—0.1%
BJ’s Wholesale Club, Inc. 0.000%, 09/30/18 (d)	567,573	570,053

Food Products—0.2%
Del Monte Foods Co. 4.500%, 03/08/18 (a)	1,357,630	1,293,142

Health Care Equipment & Supplies—0.1%
Bausch & Lomb, Inc. 3.546%, 04/24/15 (a)	168,645	165,131
3.770%, 04/24/15 (a)	691,077	676,678
Kinetic Concepts, Inc. 0.000%, 11/04/16 (d)	64,215	64,176

		905,985

Health Care Providers & Services—1.0%
Community Health Systems, Inc. 3.960%, 01/25/17 (a)	3,380,872	3,277,130
DaVita, Inc. 4.500%, 10/20/16 (a)	297,745	298,302
HCA, Inc. 3.829%, 03/31/17 (a)	3,140,504	2,987,405
Universal Health Services, Inc. 3.750%, 11/15/16 (a)	758,095	757,686
WC Luxco S.A.R.L. 4.250%, 03/15/18 (a)	797,501	788,031

		8,108,554

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2011

Loan Participation—(Continued)

Security Description	Par Amount($)†	Value

Hotels, Restaurants & Leisure—0.2%
Ameristar Casinos, Inc. 4.000%, 04/14/18 (a)	281,181	$280,962
Burger King Corp. 4.500%, 10/19/16 (a)	1,100,249	1,082,958
DineEquity, Inc. 4.270%, 10/19/17 (a)(d)	321,670	317,873

		1,681,793

IT Services—0.1%
Fidelity National Information Services, Inc. 0.000%, 07/18/14 (d)	130,819	130,029
Moneygram International, Inc. 4.500%, 11/18/17 (a)	505,376	499,218
Moneygram Payment System Worldwide 0.000%, 11/18/17 (d)	72,718	71,718
SunGard Data Systems, Inc. 0.000%, 02/28/16 (d)	407,904	400,384

		1,101,349

Machinery—0.1%
Rexnord Corp. 2.890%, 07/19/13 (a)	450,000	443,905
Terex Corp. 5.500%, 04/28/17 (a)	361,021	363,728

		807,633

Media—0.3%
Cinemark U.S.A., Inc. 3.620%, 04/30/16 (a)	218,329	217,450
CSC Holdings, Inc. 2.044%, 03/29/16 (a)	198,421	195,983
Interactive Data Corp. 4.500%, 02/11/18 (a)	669,344	661,097
Regal Cinemas, Inc. 3.579%, 08/23/17 (a)	218,346	216,822
Sinclair Television Group, Inc. Incremental Term Loan 0.000%, 12/15/16 (d)	424,800	424,800
UPC Financing Partnership 3.872%, 12/30/16 (a)	220,000	212,300
Weather Channel (The) 4.250%, 02/11/17 (a)	463,958	463,596

		2,392,048

Metals & Mining—0.1%
American Rock Salt Holdings LLC 5.500%, 04/25/17 (a)	633,892	$627,949
Walter Energy, Inc. 4.000%, 04/02/18 (a)	265,678	263,811

		891,760

Paper & Forest Products—0.1%
NewPage Corp. 0.000%, 03/08/13 (d)	698,163	704,272

Pharmaceuticals—0.2%
Warner Chilcott Co. LLC 4.250%, 03/15/18 (a)	1,740,003	1,719,340

Real Estate Management & Development—0.0%
Fidelity National Information Solutions, Inc. 0.000%, 07/18/16 (d)	190,332	190,511

Road & Rail—0.0%
Hertz Corp. (The) 3.750%, 03/11/18 (a)	327,525	322,460

Textiles, Apparel & Luxury Goods—0.2%
Visant Holding Corp. 5.260%, 12/22/16 (a)	1,772,823	1,667,402

Wireless Telecommunication Services—0.0%
SBA Finance 3.750%, 06/30/18 (a)	259,946	259,296

Total Loan Participation (Cost $30,755,876)		30,262,263

Convertible Bonds—0.1%

Construction Materials—0.1%
Cemex S.A.B. de C.V. 3.250%, 03/15/16 (144A)	1,000,000	656,250

Total Convertible Bonds (Cost $971,382)		656,250

Short-Term Investments — 5.5%

Discount Notes — 0.2%
Federal Home Loan Bank 0.001%, 01/03/12 (c)	1,585,000	1,585,000

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2011

Short-Term Investments—(Continued)

Security Description	Par Amount	Value

Repurchase Agreement — 5.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $46,246,051 on 01/03/12, collateralized by $47,195,000 Federal Home Loan Bank at 0.125% due 10/25/12 with a value of $47,171,403.	$46,246,000	$46,246,000

Total Short-Term Investments (Cost $47,831,000)		47,831,000

Total Investments — 99.0% (Cost $869,113,876#)		854,172,486
Other Assets and Liabilities (net)—1.0%		8,203,490

Net Assets—100.0%		$862,375,976

†	Par amount stated in U.S. dollars unless otherwise noted.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $874,057,401. The aggregate unrealized appreciation and depreciation of investments were $9,280,942 and $(29,165,857), respectively, resulting in net unrealized depreciation of $(19,884,915) for federal income tax purposes.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Security is in default and/or issuer is in bankruptcy.
(c)	Zero coupon bond—Interest rate represents current yield to maturity.
(d)	This Senior Loan will settle after December 31, 2011, at which time the interest rate will be determined.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $77,818,377, which is 9.0% of net assets.
(AGM)—	Assured Guaranty Municipal Corporation
(AUD)—	Australian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(GMTN)—	Global Medium Term Note
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(KRW)—	South Korean Won
(MTN)—	Medium Term Note
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$293,897,089	$—	$293,897,089
Total Domestic Bonds & Debt Securities*	—	201,701,138	—	201,701,138
Total Foreign Bonds & Debt Securities*	—	157,532,834	—	157,532,834
Total Mortgage-Backed Securities*	—	50,919,008	—	50,919,008
Total Asset-Backed Securities*	—	37,953,559	—	37,953,559
Municipals	—	33,419,345	—	33,419,345
Total Loan Participation*	—	30,262,263	—	30,262,263
Total Convertible Bonds*	—	656,250	—	656,250
Total Short-Term Investments*	—	47,831,000	—	47,831,000
Total Investments	$—	$854,172,486	$—	$854,172,486

Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$4,717,402	$—	$4,717,402
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(2,247,809)	—	(2,247,809)
Total Forward Contracts	$—	$2,469,593	$—	$$2,469,593

Futures Contracts**
Futures Contracts (Unrealized Appreciation)	$26,504	$—	$—	$26,504
Futures Contracts (Unrealized Depreciation)	(216,078)	$—	$—	(216,078)
Total Futures Contracts	$(189,574)	$—	$—	$(189,574)

Swap Contracts**
Swap Contracts at Value (Assets)	$—	$2,876,347	$—	$2,876,347
Swap Contracts at Value (Liabilities)	—	(5,208,153)	—	(5,208,153)
Total Swap Contracts	$—	$(2,331,806)	$—	$(2,331,806)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards and futures contracts are valued on the unrealized appreciation/depreciation on the instrument. Swap contracts are presented at value.

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)	$807,926,486
Repurchase Agreement	46,246,000
Cash	67,595
Cash denominated in foreign currencies (b)	470,138
Cash collateral (e)	2,569,430
Receivable for investments sold	561,910
Swaps at market value (c)	2,876,347
Receivable for shares sold	632,022
Interest receivable	5,768,876
Swap interest receivable	33,750
Unrealized appreciation on forward currency exchange contracts	4,717,402

Total assets	871,869,956

Liabilities
Payables for:
Investments purchased	1,417,873
Shares redeemed	53,237
Variation margin on financial futures contracts	29,028
Unrealized depreciation on forward currency exchange contracts	2,247,809
Swaps at market value (d)	5,208,153
Swap interest	74,557
Accrued Expenses:
Management fees	338,472
Distribution and service fees—Class B	10,831
Administration fees	3,730
Custodian and accounting fees	23,539
Deferred trustees’ fees	5,674
Other expenses	81,077

Total liabilities	9,493,980

Net Assets	$862,375,976

Net Assets Represented by
Paid in surplus	$871,778,979
Accumulated net realized loss	(12,730,092)
Unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(11,209,407)
Undistributed net investment income	14,536,496

Net Assets	$862,375,976

Net Assets
Class A	$809,867,788
Class B	52,508,188
Capital Shares Outstanding*
Class A	81,982,404
Class B	5,323,499
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.88
Class B	9.86

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $822,867,876.
(b)	Identified cost of cash denominated in foreign currencies was $478,707.
(c)	Swap premium paid was $2,527,838.
(d)	Swap premium received was $6,360,836.
(e)	Includes collateral of $2,395,000 for swaps and $174,430 for futures.

Statement of Operations

For the Period Ended December 31, 2011*

Investment Income
Interest (a)	$10,349,227

Total investment income	10,349,227

Expenses
Management fees	2,638,140
Administration fees	27,030
Custodian and accounting fees	175,621
Distribution and service fees—Class B	46,259
Audit and tax services	73,075
Legal	75,139
Trustees’ fees and expenses	24,659
Shareholder reporting	73,861
Insurance	2,672
Organizational expense	2,500
Miscellaneous	8,578

Total expenses	3,147,534
Less management fee waiver	(173,960)

Net expenses	2,973,574

Net investment income	7,375,653

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swaps Contracts and Foreign Currency Transactions
Net realized loss on:
Investments	(2,428,627)
Futures contracts	(1,584,851)
Swap contracts	(1,488,527)
Foreign currency transactions	(72,584)

Net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(5,574,589)

Net change in unrealized appreciation (depreciation) on:
Investments	(14,941,390)
Futures contracts	(189,574)
Swap contracts	1,501,192
Foreign currency transactions	2,420,365

Net change in unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(11,209,407)

Net realized and unrealized loss on investments, futures contracts, swap contracts and foreign currency transactions	(16,783,996)

Net Decrease in Net Assets from Operations	$(9,408,343)

*	Commencement of operations was 4/29/2011.
(a)	Net of foreign withholding taxes of $113,028.

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Statement of Changes in Net Assets

Period Ended December 31, 2011*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$7,375,653
Net realized loss on investments, futures contracts, swap contracts and foreign currency transactions	(5,574,589)
Net change in unrealized depreciation on investments, futures contracts, swap contracts and foreign currency transactions	(11,209,407)

Net decrease in net assets resulting from operations	(9,408,343)

Net increase in net assets from capital share transactions	871,784,319

Net Increase in Net Assets	862,375,976

Net assets at end of period	$862,375,976

Undistributed net investment income at end of period	$14,536,496

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Period Ended December 31, 2011*
	Shares	Value
Class A
Sales	84,708,439	$845,972,297
Redemptions	(2,726,035)	(27,063,188)

Net increase	81,982,404	$818,909,109

Class B
Sales	6,162,089	$61,177,163
Redemptions	(838,590)	(8,301,953)

Net increase	5,323,499	$52,875,210

Increase derived from capital shares transactions		$871,784,319

*	Commencement of operations was 4/29/2011.

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Period Ended December 31,
	2011(b)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.09
Net realized and unrealized loss on investments	(0.21)

Total from investment operations	(0.12)

Less Distributions
Distributions from net investment income	0.00
Distributions from net realized capital Gains	0.00

Total distributions	0.00

Net Asset Value, End of Period	$9.88

Total Return (%)	(1.20	)**

Ratios/Supplemental Data
Ratio of expenses to average Net Assets (%)	0.59	*
Ratio of net expenses to average net assets (%)(c)	0.56	*
Ratio of net investment income to average net assets (%)	1.40	*
Portfolio turnover rate (%)	75.5
Net assets, end of period (in millions)	$809.9

	Class B
	Period Ended December 31,
	2011(b)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.09
Net realized and unrealized loss on investments	(0.23)

Total from investment operations	(0.14)

Less Distributions
Distributions from net investment income	0.00
Distributions from net realized capital gains	0.00

Total distributions	0.00

Net Asset Value, End of Period	$9.86

Total Return (%)	(1.40	)**

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	*
Ratio of net expenses to average net assets (%)(c)	0.81	*
Ratio of net investment income to average net assets (%)	1.37	*
Portfolio turnover rate (%)	75.5
Net assets, end of period (in millions)	$52.5

*	Annualized.
**	Not annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/29/2011.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Low Duration Total Return Portfolio (the “Portfolio”) (commenced operations on April 29, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

18

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying investments. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns will remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

19

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

20

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended December 31, 2011	% per annum	Average Daily Net Assets

$2,638,140	0.520%	First $100 Million

	0.510%	$100 Million to $250 Million

	0.500%	$250 Million to $500 Million

	0.490%	$500 Million to $1 Billion

	0.470%	$1 Billion to $1.5 Billion

	0.450%	Over $1.5 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

From May 1, 2011 through May 23, 2011, the Adviser contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio, each a series of the Trust. Over the same period of time, the assets of Met/Templeton International Bond Portfolio were included on a voluntary basis for purposing of determining the amount of the management fee waiver. Effective May 24, 2011, the assets of Met/Templeton International Bond Portfolio were contractually added to the calculation of the management fee waiver.

Amounts waived for the period ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

21

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until October 31, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

0.75%	1.00%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average net daily assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$801,721,226	$573,623,167	$496,052,118	$50,576,048

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

22

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation or index to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its

23

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount or unrealized appreciation of the contract, respectively. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in Note 8 to the Notes to Financials Statements and serve as an indicator of the status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which a Portfolio is the seller of protection are disclosed in Note 8 to the Notes to Financials Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest Rate	Unrealized appreciation on futures contracts*	$26,504	Unrealized depreciation on futures contracts*	$216,078

Credit	Swaps at market value	2,876,347	Swaps at market value	5,208,153

Currency	Unrealized appreciation on forward foreign currency exchange contracts	4,717,402	Unrealized depreciation on forward foreign currency exchange contracts	2,247,809

Total		$7,620,253		$7,672,040

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the period ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Credit	Interest Rate	Currency	Total
Future contracts	$—	$(1,584,851)	$—	$(1,584,851)
Swap contracts	(1,488,527)	—	—	(1,488,527)

	$(1,488,527)	$(1,584,851)	$—	$(3,073,378)

24

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

Statement of Operations Location - Net Change in Unrealized Gain (Loss)	Credit	Interest Rate	Currency	Total
Foreign currency transactions	$—	$—	$2,469,593	$2,469,593
Future contracts	—	(189,574)	—	(189,574)
Swap contracts	1,501,192	—	—	1,501,192

	$1,501,192	$(189,574)	$2,469,593	$3,781,211

For the period ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount (a)

Foreign currency transactions	$80,630,358

Future contracts long	56,750,000

Future contracts short	(21,550,000)

Swap contracts	87,268,829

(a)	Averages are based on activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Unrealized (Depreciation)

5/4/2012	Deutsche Bank AG	1,129,880,000	CLP	$2,145,774	2,350,000	$(204,226)

5/9/2012	JPMorgan Chase Bank N.A.	1,133,875,000	CLP	2,152,461	2,350,000	(197,539)

5/4/2012	Deutsche Bank AG	1,260,000	EUR	1,636,553	1,695,078	(58,525)

5/4/2012	Deutsche Bank AG	307,000	EUR	398,748	400,850	(2,102)

5/16/2012	Deutsche Bank AG	2,134,000	EUR	2,772,282	2,879,620	(107,338)

5/25/2012	Deutsche Bank AG	1,824,000	EUR	2,369,901	2,461,397	(91,496)

5/7/2012	Deutsche Bank AG	119,574,000	INR	2,202,907	2,520,000	(317,093)

5/7/2012	JPMorgan Chase Bank N.A.	118,818,000	INR	2,188,979	2,520,000	(331,021)

5/4/2012	JPMorgan Chase Bank N.A.	128,788,870	PHP	2,917,896	3,010,000	(92,104)

5/7/2012	Deutsche Bank AG	129,673,810	PHP	2,937,422	3,010,000	(72,578)

5/4/2012	Deutsche Bank AG	1,623,132	SGD	1,254,010	1,330,000	(75,990)

5/7/2012	Morgan Stanley	1,629,622	SGD	1,259,067	1,330,000	(70,933)

5/18/2012	Morgan Stanley	3,496,264	SGD	2,701,593	2,820,000	(118,407)

Net Unrealized Depreciation						$(1,739,352)

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

5/4/2012	Deutsche Bank AG	8,550,000	EUR	$11,105,184	12,549,690	$1,444,506

5/7/2012	Citibank N.A.	456,944	EUR	593,532	672,028	78,496

25

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

5/7/2012	Deutsche Bank AG	2,350,000	EUR	$3,052,448	3,441,105	$388,657

5/7/2012	Morgan Stanley Co., Inc.	6,170,000	EUR	8,014,301	9,022,083	1,007,782

5/10/2012	Citibank N.A.	2,909,965	EUR	3,779,976	4,121,093	341,117

5/10/2012	Deutsche Bank AG	300,000	EUR	389,693	422,238	32,545

5/16/2012	Deutsche Bank AG	2,134,000	EUR	2,772,282	2,993,575	221,293

5/25/2012	Deutsche Bank AG	3,772,396	EUR	4,901,428	5,240,612	339,184

6/6/2012	Deutsche Bank AG	500,796	EUR	650,803	715,358	64,555

6/11/2012	Deutsche Bank AG	187,000	EUR	243,033	270,901	27,868

7/5/2012	Deutsche Bank AG	1,455,100	EUR	1,891,833	2,080,211	188,378

8/1/2012	Barclays Bank plc	1,046,650	EUR	1,361,508	1,483,312	121,804

8/8/2012	Citibank N.A.	46,169	EUR	60,066	64,819	4,753

8/9/2012	Citibank N.A.	5,933	EUR	7,719	8,348	629

8/24/2012	Barclays Bank plc	17,272	EUR	22,478	24,778	2,300

8/29/2012	Deutsche Bank AG	46,238	EUR	60,180	66,194	6,014

8/30/2012	Deutsche Bank AG	1,320,000	EUR	1,718,060	1,896,840	178,780

9/6/2012	Deutsche Bank AG	95,000	EUR	123,665	135,290	11,625

9/12/2012	Barclays Bank plc	30,815	EUR	40,118	43,079	2,961

9/14/2012	Barclays Bank plc	152,186	EUR	198,137	208,164	10,027

9/17/2012	UBS AG	87,929	EUR	114,485	120,524	6,039

9/19/2012	Barclays Bank plc	31,978	EUR	41,637	44,328	2,691

9/24/2012	Barclays Bank plc	21,514	EUR	28,015	29,270	1,255

10/22/2012	Deutsche Bank AG	2,914,236	EUR	3,797,279	4,011,154	213,875

11/7/2012	Deutsche Bank AG	290,000	EUR	378,018	398,286	20,268

5/9/2012	Deutsche Bank AG	283,178,000	JPY	3,687,735	3,500,000	(187,735)

5/9/2012	Morgan Stanley Co., Inc.	281,655,500	JPY	3,667,908	3,500,000	(167,908)

5/17/2012	Morgan Stanley Co., Inc.	265,900,000	JPY	3,463,425	3,310,611	(152,814)

Net Unrealized Appreciation						$4,208,945

CLP—	Chilean Peso
EUR—	Euro
INR—	Indian Rupee
JPY—	Japanese Yen
PHP—	Philippine Peso
SGD—	Singapore Dollar

26

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Futures Contracts

The futures contracts outstanding as of December 31, 2011, and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation

U.S. Treasury Note 2 Year Futures	Chicago Board of Trade	03/30/2012	430	$94,808,653	$94,835,157	$26,504

Futures Contracts - Short	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Depreciation

U.S. Treasury Note 10 Year Futures	Chicago Board of Trade	03/21/2012	(131)	$(17,025,579)	$(17,177,375)	$(151,796)

U.S. Treasury Note 5 Year Futures	Chicago Board of Trade	03/30/2012	(150)	(18,424,390)	(18,488,672)	(64,282)

Net Unrealized Depreciation						$(216,078)

8. Swap Agreements

Credit Default Swaps on Corporate and Sovereign Issuers - Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ Depreciation

Bank of America Corp. 6.250%, due 04/15/2012	(1.000%)	09/20/16	Credit Suisse Group AG	4.087%	USD	4,000,000	$491,228	$489,813	$1,415

Centex Corp. 5.250%, due 06/15/2015	(5.000%)	06/20/15	JPMorgan Chase Bank N.A.	3.306%	USD	3,000,000	(162,072)	(137,578)	(24,494)

Centex Corp. 5.250%, due 06/15/2015	(5.000%)	06/20/16	Credit Suisse Group AG	3.598%	USD	6,000,000	(333,045)	(737,832)	404,787

Caesars Entertainment Operating Co., Inc. 5.625%, due 06/01/2015	(5.000%)	06/20/16	Credit Suisse Group AG	23.068%	USD	3,500,000	1,687,261	1,242,500	444,761

Embarq Corp. 7.082%, due 06/01/2016	(5.000%)	06/20/16	Credit Suisse Group AG	2.123%	USD	2,071,000	(249,755)	(247,588)	(2,167)

Ford Motor Credit Co., LLC 7.250%, due 10/25/2011	(5.000%)	06/20/14	Citibank N.A.	2.554%	USD	6,000,000	(343,715)	(505,697)	161,982

Hilton Worldwide, Inc. 4.957%, due 11/15/2013	(5.000%)	12/20/13	Citibank N.A.	2.864%	USD	1,000,000	(40,990)	(40,017)	(973)

Hilton Worldwide, Inc. 4.957%, due 11/15/2013	(5.000%)	12/20/13	Credit Suisse Group AG	2.864%	USD	7,000,000	(286,927)	(263,676)	(23,251)

Intelsat SA 6.500%, due 11/01/2013	(5.000%)	12/20/13	Credit Suisse Group AG	2.203%	USD	2,900,000	(156,517)	(150,955)	(5,562)

Liberty Media Corp. 3.125%, due 03/30/2023	(5.000%)	06/20/13	Credit Suisse Group AG	1.474%	USD	6,545,000	(337,091)	(324,337)	(12,754)

Republic of Ireland 4.250%, due 04/18/2020	(1.000%)	06/20/15	Credit Suisse Group AG	7.544%	EUR	3,000,000	697,858	795,525	(97,667)

Toll Brothers, Inc. 5.150%, due 05/15/2015	(5.000%)	06/20/15	Credit Suisse Group AG	1.391%	USD	3,000,000	(364,145)	(330,262)	(33,883)

Toll Brothers, Inc. 5.150%, due 05/15/2015	(5.000%)	06/20/15	Credit Suisse Group AG	1.391%	USD	3,000,000	(364,145)	(316,024)	(48,121)

							$237,945	$(526,128)	$764,073

27

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Swap Agreements - Continued

Credit Default Swaps on Corporate and Sovereign Issues - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Celanese US Holdings LLC	1.800%	06/20/16	Credit Suisse Group AG	1.176%	USD	500,000	$(2,009)	$0	$(2,009)

6.500%, 10/13/2016

General Electric Capital Corp.	1.000%	12/20/13	JPMorgan Chase Bank N.A.	1.895%	USD	6,200,000	(107,100)	(254,499)	147,399

5.625%, 09/15/2017

Merrill Lynch & Co., Inc.	1.000%	09/20/16	Credit Suisse Group AG	4.542%	USD	4,000,000	(553,944)	(564,362)	10,418

5.000%, due 01/15/2015

Republic of Lithuania	1.000%	06/20/16	Credit Suisse Group AG	3.518%	USD	400,000	(40,674)	(18,566)	(22,108)

4.500%, 03/05/2013

							$(703,727)	$(837,427)	$133,700

Credit Default Swaps on Credit Indices - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Markit CDX North America High Yield Index Series 17	5.000%	12/20/16	Citibank N.A.	6.799%	USD	12,250,000	$(859,450)	$(1,179,062)	$319,612

Markit CDX North America, Series 17	1.000%	12/20/16	Citibank N.A.	2.127%	USD	11,000,000	(473,695)	(472,903)	(792)

Markit CDX North America, Series 17	1.000%	12/20/16	Citibank N.A.	2.127%	USD	5,000,000	(215,316)	(211,228)	(4,088)

Markit LCDX North America, Series 17	2.500%	12/20/16	Credit Suisse Group AG	—	USD	5,000,000	(317,563)	(606,250)	288,687

							$(1,866,024)	$(2,469,443)	$603,419

EUR—	Euro
USD—	United States Dollar

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

28

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Swap Agreements - continued

(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

9. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

10. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

11. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2011 were as follows:

Ordinary Income	Long-Term Capital Gain	Total

$—	$—	$—

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$20,008,264	$—	$(21,414,035)	$(7,991,557)	$(9,397,328)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated capital losses were $(7,991,557).

29

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

12. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

30

MET INVESTORS SERIES TRUST

Met/Franklin Low Duration Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Franklin Low Duration Total Return Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Franklin Low Duration Total Return Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from April 29, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Low Duration Total Return Portfolio of Met Investors Series Trust as of December 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the period from April 29, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

31

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

32

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

33

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

34

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Met/Franklin Mutual Shares Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Managed by Franklin Mutual Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Met/Franklin Mutual Shares Portfolio returned -0.26% and -0.55%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 2.11%.

Market Environment/Conditions

Stocks declined globally in 2011 as deepening sovereign debt, political paralysis and economic growth concerns led to escalating investor anxiety and severe market volatility. Stocks entered the year supported by positive momentum in corporate earnings and renewed economic stimulus measures in the developed world. However, a number of events interrupted the market’s rise early in 2011, including a severe natural disaster and nuclear crisis in Japan and populist uprisings across the oil-and-gas-producing regions of the Middle East and North Africa. Global markets recovered quickly from these setbacks but soon faced more significant turmoil as Europe’s sovereign debt crisis worsened in the summer. Portugal, Greece and Ireland received bailouts and had their credit ratings downgraded to junk grade, while rising bond yields in the larger economies of Italy and Spain, and eventually in the critical core economies of Germany and France, threatened the survival of the European Monetary Union. The United States’(“U.S.”) sovereign debt issues and political dysfunction, accompanied by the downgrade of its AAA credit rating to AA+, further pressured investor sentiment during the summer months. Additionally, the precarious state of the global banking system as well as emerging signs of a renewed global economic slowdown and possible hard landing in China weighed on the markets.

Despite these global challenges, corporate profits remained remarkably resilient, some signs of U.S. economic improvement emerged toward year-end, and European policymakers ultimately stepped up their response to their sovereign debt and banking crisis. Greek and Italian prime ministers were replaced with non-politicians tasked with arresting a debt spiral, the European Central Bank cut short-term interest rates and expanded bank lending facilities, and six key global central banks agreed to lower Dollar funding costs for Europe’s distressed commercial banks. Meanwhile, the Federal Reserve Board increased purchases of long-dated bonds to reduce key borrowing costs and hinted at “additional policy accommodation.” Chinese policymakers lowered commercial bank reserve requirements and the International Monetary Fund revamped its credit line and eased its lending terms. Commodities initially rallied due to the coordinated monetary stimulus, but most ultimately declined as global economic prospects weakened. Gold and oil, however, made annual gains. In currency markets, the Euro declined with escalating weakness at year-end, while the Dollar ultimately rose after a late surge. Amid general global market declines, perceived safe-haven currencies such as the Japanese Yen and Swiss Franc rallied strongly, and U.S. Treasuries posted their best one-year return since 2008.

Portfolio Review/Year-End Positioning

During a highly volatile year for global stock markets in general, the Portfolio was negatively impacted by several holdings, including Bank of America, computer and printer manufacturer Hewlett Packard, and industrial conglomerate ThyssenKrupp (Germany).

Bank of America shares declined in 2011 as investors reacted to the company’s potential exposure to large mortgage-related losses. There was also a growing concern that related losses might force the company into a dilutive, capital-raising scenario. Bank of America also faced a very difficult general operating environment in 2011. Low interest rates, weak lending, the impact of new consumer rules on fees, and a drop-off in capital markets activity all pressured earnings and the stock price. Like many other Financial stocks, Bank of America was also impacted by contagion fears from Europe, changes in capital requirements and uncertainty over the impact of new regulations such as the Dodd-Frank Wall Street Reform and Consumer Protection Act. Although we still believed this holding held value, we exited our position in Bank of America and reallocated the capital proceeds to companies where we thought better risk-reward characteristics existed.

The Portfolio originally initiated a Hewlett-Packard position after the well-publicized departure of Chief Executive Officer (“CEO”) Mark Hurd caused shares to drop to valuations near the bottom end of historical ranges based on earnings and cash flow. The company’s dominant franchise in printing, number-one market share in personal computers and servers, large base of recurring revenues, and history of strong cash flow generation are all positive characteristics for Hewlett-Packard. However, a number of operational and strategic missteps, including a large, dilutive acquisition of a United Kingdom (“U.K.”) software firm, weighed on the shares and caused us to revise downward our estimates of intrinsic value and downside protection. Therefore, we decided to sell the Portfolio’s position.

ThyssenKrupp is an industrial conglomerate that has two lines of business—materials and technology. The materials segment includes one of the world’s largest non-integrated steel producers, while the technology division is diverse and includes segments that manufacture elevators, produce components for the automotive industry and build large scale industrial plants, military ships and submarines. ThyssenKrupp is a restructuring story with new management working to deliver on past investments and improve productivity. Its stock price moved lower in the second half of 2011 due to concerns the global economic recovery was stalling and as leaders struggled to contain the European sovereign debt crisis. The stock fell further after management placed stock to bolster its balance sheet, and on company delays in ramping up a significant steel project in the Americas. Despite the recent pullback, at year-end we continued to believe ThyssenKrupp was in the early stages of transformation and that the company’s ongoing restructuring efforts could be a positive catalyst in streamlining its businesses.

1

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Managed by Franklin Mutual Advisers, LLC

Portfolio Manager Commentary* (continued)

Among the Portfolio’s top contributors for 2011 were managed care company UnitedHealth Group, Marathon Oil, and cigarette manufacturer British American Tobacco (“BAT”) (U.K.).

UnitedHealth’s shares rose during the year as its earnings beat management’s initial guidance in part due to lower-than-expected utilization of medical services by its members in addition to strong membership growth. The company increased its dividend in 2011, while its board of directors re-authorized the company’s share repurchase plan. At a UnitedHealth investor day convening in late November, management reaffirmed its 13% to 15% long-term earnings growth rate goal, which they seek to achieve via high, single-digit topline growth and productivity enhancements.

Marathon Oil became a pure-play oil and gas exploration and production company following the mid-2011 spinoff to shareholders of its downstream refining and marketing operations, a separate company now called Marathon Petroleum Corp. The shares rose sharply in early 2011 following the company’s announcement of the planned separation as the market began to recognize the value of the underlying businesses and as refining margins improved. Shares of the new Marathon Oil performed well during the latter half of the year as the company released positive third quarter results and announced an opportunistic share buyback. As the company sought to complete its current transformation phase into 2012, we continued to favor Marathon Oil shares and believed its stock price traded at an attractive valuation.

BAT shares were another key contributor to Portfolio performance as it announced operating results that repeatedly exceeded market expectations through the third quarter of 2011. Management also announced it had completed a five-year goal to realize £800 million in cost savings two years ahead of schedule, and it laid out a new goal to continue growing operating margins for the next six to seven years by increasing prices and cutting costs. In 2011, BAT and other tobacco stocks also benefited from the defensive nature of their business models, which can include pricing power, reasonably predictable operating profits and high dividend payout ratios. BAT has been a long-term Portfolio holding, and at year-end we continued to believe the shares were an attractive investment in a market fraught with uncertainty.

During the year, the Portfolio held currency forwards to hedge some of the currency risk in the Portfolio’s non-U.S. Dollar investments. The hedges had a minor negative impact on the Portfolio’s performance during the period.

Equities remained the core of our Portfolio, with little changes to sector weightings. In the distressed debt arena, we found some interesting opportunities but fewer than we would have expected at the start of the year. Quantitative easing and risk aversion pushed investors into corporate credit markets in their search for yield, and companies with high leverage were able to obtain credit. The year 2011 ended with less merger and acquisition activity than anticipated. We approach 2012 cognizant of challenges to the economies and markets from potential rising U.S. interest rates, the ongoing and unsolved European sovereign debt crisis, and slowing growth in China. In the midst of these cross-currents we continue to look for the company-specific opportunities that can provide attractive returns in a variety of economic scenarios.

Peter A. Langerman, Co-Portfolio Manager

F. David Segal, CFA, Co-Portfolio Manager

Debbie A. Turner, CFA, Assistant Portfolio Manager

Franklin Mutual Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

2

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Managed by Franklin Mutual Advisers, LLC

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
CVS Caremark Corp.	2.9
British American Tobacco plc	2.7
Merck & Co., Inc.	2.7
Pfizer, Inc.	2.4
Imperial Tobacco Group plc	2.3
Kraft Foods, Inc. - Class A	2.3
Microsoft Corp.	2.2
Marathon Oil Corp.	1.9
Vodafone Group plc	1.8
Royal Dutch Shell plc - A Shares	1.7

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	31.7
Financials	13.6
Communications	12.0
Energy	9.7
Cash & Cash Equivalents	7.8
Industrials	7.0
Cyclical	6.9
Utilities	5.1
Technology	3.7
Basic Materials	2.5

3

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Met/Franklin Mutual Shares Portfolio managed by

Franklin Mutual Advisers, LLC vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	Since Inception[3]
Met/Franklin Mutual Shares Portfolio—Class A	-0.26%	-2.03%
Class B	-0.55%	-2.27%
S&P 500 Index[1]	2.11%	-0.62%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Standard & Poor’s (S&P) 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A and Class B shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

4

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.88%	$1,000.00	$941.20	$4.31
Hypothetical*	0.88%	1,000.00	1,020.76	4.48

Class B(a)
Actual	1.13%	$1,000.00	$939.70	$5.52
Hypothetical*	1.13%	1,000.00	1,019.50	5.75

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

5

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—86.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
GenCorp, Inc.* (a)	84,611	$450,130
Goodrich Corp.	26,030	3,219,911
Huntington Ingalls Industries, Inc.* (a)	117,042	3,661,074
Raytheon Co.	180,449	8,730,123

		16,061,238

Air Freight & Logistics—0.2%
PostNL N.V.	151,660	481,648
TNT Express N.V.	143,235	1,069,803

		1,551,451

Automobiles—0.7%
Daimler AG	14,419	634,357
General Motors Co.*	206,372	4,183,160

		4,817,517

Beverages—3.9%
Coca-Cola Enterprises, Inc.	149,252	3,847,717
Dr Pepper Snapple Group, Inc.	161,926	6,392,838
PepsiCo, Inc.	78,350	5,198,522
Pernod Ricard S.A.	109,034	10,114,363

		25,553,440

Biotechnology—1.6%
Amgen, Inc.	166,564	10,695,074

Building Products—0.8%
Owens Corning, Inc.*	183,317	5,264,864

Capital Markets—1.3%
Morgan Stanley	357,462	5,408,400
UBS AG*	290,104	3,452,189

		8,860,589

Chemicals—0.9%
Linde AG	40,043	5,970,336

Commercial Banks—2.8%
CIT Group, Inc.*	56,290	1,962,832
KB Financial Group, Inc.*	53,522	1,690,064
PNC Financial Services Group, Inc.	189,337	10,919,065
Wells Fargo & Co.	149,642	4,124,134

		18,696,095

Communications Equipment—1.8%
Cisco Systems, Inc.	453,579	8,200,708
Motorola Mobility Holdings, Inc.*	85,050	3,299,940

		11,500,648

Diversified Financial Services—1.7%
Bond Street Holdings LLC - Class A (144A)*	80,828	$1,737,802
Citigroup, Inc.	123,056	3,237,603
Deutsche Boerse AG*	56,490	2,968,221
NYSE Euronext	111,350	2,906,235

		10,849,861

Diversified Telecommunication Services—0.2%
Cable & Wireless Communications plc	1,964,904	1,163,270

Electric Utilities—2.4%
E.On AG	260,905	5,621,033
Entergy Corp.	43,780	3,198,129
Exelon Corp.	158,888	6,890,972

		15,710,134

Electronic Equipment, Instruments & Components—0.8%
TE Connectivity, Ltd.	180,727	5,568,199

Energy Equipment & Services—1.3%
Ensco plc (ADR)	56,503	2,651,121
Exterran Holdings, Inc.* (a)	10,927	99,436
Transocean, Ltd.	142,890	5,485,547

		8,236,104

Food & Staples Retailing—4.9%
CVS Caremark Corp.	465,067	18,965,432
Kroger Co. (The)	355,759	8,616,483
Wal-Mart Stores, Inc.	80,535	4,812,772

		32,394,687

Food Products—3.3%
General Mills, Inc.	168,781	6,820,440
Kraft Foods, Inc. - Class A	400,014	14,944,523

		21,764,963

Health Care Equipment & Supplies—2.1%
Boston Scientific Corp.*	738,562	3,943,921
Medtronic, Inc.	256,224	9,800,568

		13,744,489

Health Care Providers & Services—2.4%
Coventry Health Care, Inc.*	91,078	2,766,039
Tenet Healthcare Corp.* (a)	915,943	4,698,787
UnitedHealth Group, Inc.	159,951	8,106,317

		15,571,143

Household Durables—0.3%
D.R. Horton, Inc. (a)	173,510	2,187,961

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Independent Power Producers & Energy Traders—0.7%
NRG Energy, Inc.* (a)	251,317	$4,553,864

Industrial Conglomerates—0.1%
Orkla A.S.A.	64,979	484,326

Insurance—4.6%
ACE, Ltd.	126,566	8,874,808
Alleghany Corp.* (a)	8,909	2,541,649
American International Group, Inc.*	249,960	5,799,072
CNO Financial Group, Inc.* (a)	121,940	769,441
Old Republic International Corp.	113,213	1,049,485
White Mountains Insurance Group, Ltd.	16,348	7,413,164
Zurich Financial Services AG*	16,950	3,834,510

		30,282,129

Internet Software & Services—0.9%
Google, Inc. - Class A*	9,300	6,006,870

Leisure Equipment & Products—0.6%
Mattel, Inc.	131,907	3,661,738

Machinery—1.1%
Oshkosh Corp.*	134,330	2,871,975
Stanley Black & Decker, Inc.	63,200	4,272,320

		7,144,295

Marine—1.0%
A.P. Moller - Maersk A.S. - Class B	1,002	6,608,056

Media—5.4%
British Sky Broadcasting Group plc	495,920	5,637,313
News Corp. - Class A	526,678	9,395,936
News Corp. - Class B	83,935	1,525,938
Time Warner Cable, Inc.	144,109	9,161,009
Viacom, Inc. - Class B	208,805	9,481,835

		35,202,031

Metals & Mining—0.7%
ThyssenKrupp AG	194,720	4,467,341

Multi-Utilities—0.6%
GDF Suez	135,351	3,689,413

Multiline Retail—0.5%
Kohl’s Corp.	64,940	3,204,789

Office Electronics—1.4%
Xerox Corp.	1,162,114	9,250,427

Oil, Gas & Consumable Fuels—8.3%
Apache Corp.	82,480	$7,471,038
BP plc	534,519	3,813,141
El Paso Corp.	168,677	4,481,748
Marathon Oil Corp.	419,511	12,279,087
Marathon Petroleum Corp.	121,683	4,050,827
Murphy Oil Corp.	85,398	4,760,084
Prime AET&D Holdings No. 1 (b)	762,551	0
Royal Dutch Shell plc - A Shares	313,392	11,428,193
Williams Cos., Inc. (The)	183,341	6,053,920

		54,338,038

Paper & Forest Products—1.8%
Domtar Corp.	33,084	2,645,397
International Paper Co.	312,195	9,240,972

		11,886,369

Pharmaceuticals—7.4%
Eli Lilly & Co.	196,658	8,173,106
Hospira, Inc.*	105,507	3,204,248
Merck & Co., Inc.	470,464	17,736,493
Pfizer, Inc.	732,724	15,856,147
Teva Pharmaceutical Industries, Ltd. (ADR)	95,691	3,862,089

		48,832,083

Real Estate Investment Trusts—0.6%
Alexander’s, Inc. (a)	11,059	4,092,162

Real Estate Management & Development—0.5%
Canary Wharf Group plc* (b)	767,618	2,818,600
Forestar Real Estate Group, Inc.* (a)	51,756	783,068

		3,601,668

Software—3.2%
Microsoft Corp.	563,241	14,621,736
Nintendo Co., Ltd.	13,417	1,849,145
Symantec Corp.*	295,893	4,630,726

		21,101,607

Tobacco—9.2%
Altria Group, Inc.	366,897	10,878,496
British American Tobacco plc	381,095	18,076,236
Imperial Tobacco Group plc	402,570	15,222,478
Lorillard, Inc.	53,968	6,152,352
Philip Morris International, Inc.	78,888	6,191,130
Reynolds American, Inc.	89,483	3,706,386

		60,227,078

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares/Par Amount($)†	Value

Wireless Telecommunication Services—1.8%
Vodafone Group plc	4,339,276	$12,051,661

Total Common Stocks (Cost $532,873,097)		566,848,008

Loan Participation—3.1%

Electric Utilities—0.7%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 4.776%, 10/10/17 (c)	7,576,241	4,816,330

Media—0.9%
Clear Channel Communications, Inc. 3.946%, 01/28/16 (c)	4,097,000	3,043,313
3.946%, 01/28/16 (c)	1,020,976	737,655
3.946%, 01/29/16 (c)	1,039,000	750,304
Tribune Co. 0.000%, 06/04/14 (c)	336,000	192,024
5.250%, 06/04/14 (c)	2,150,000	1,263,125

		5,986,421

Real Estate Investment Trusts—0.1%
iStar Financial, Inc. 5.000%, 06/28/13 (c)	315,139	313,957
7.000%, 06/30/14 (c)	234,000	226,981

		540,938

Real Estate Management & Development—1.4%
Realogy Corp. 4.437%, 10/10/16 (c)	659,926	591,307
4.691%, 10/10/16 (c)	9,016,300	8,078,785
13.500%, 10/15/17 (c)	719,000	723,494

		9,393,586

Total Loan Participation (Cost $23,527,302)		20,737,275

Domestic Bonds & Debt Securities—1.3%

Diversified Financial Services—0.1%
Capmark Financial Group, Inc. 9.000%, 09/30/15 (c)	704,000	716,320

Electric Utilities—0.5%
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 11.500%, 10/01/20 (144A)	3,580,000	3,056,425

Food & Staples Retailing—0.2%
Rite Aid Corp. 8.625%, 03/01/15	756,000	$733,320
9.375%, 12/15/15	969,000	939,930

		1,673,250

Independent Power Producers & Energy Traders—0.2%
NRG Energy, Inc. 7.375%, 01/15/17	1,090,000	1,133,600

Media—0.2%
Clear Channel Communications, Inc. 11.000%, 08/01/16 (d)	1,460,000	927,100
9.000%, 03/01/21	349,000	295,777

		1,222,877

Real Estate Management & Development—0.1%
Realogy Corp.
11.500%, 04/15/17	445,000	349,325
7.875%, 02/15/19 (144A)	824,000	721,000

		1,070,325

Total Domestic Bonds & Debt Securities (Cost $9,167,662)		8,872,797

Convertible Bonds—0.1%

Real Estate Investment Trusts—0.1%
iStar Financial, Inc.
0.872%, 10/01/12 (c) (Cost $814,282)	875,000	787,500

Short-Term Investments—9.4%

Mutual Funds—1.7%
State Street Navigator Securities Lending Prime Portfolio (e)	10,900,569	10,900,569

Repurchase Agreement—3.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $19,632,022 on 01/03/11, collateralized by $20,050,000 Federal Home Loan Mortgage Corp. at 0.625% due 12/23/13 with a value of $20,024,938.	$19,632,000	19,632,000

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of December 31, 2011

Short-Term Investments—(Continued)

Security Description	Par Amount($)†	Value

U.S. Treasury—4.7%
U.S. Treasury Bills
0.061%, 01/05/12 (f)	5,000,000	$4,999,995
0.030%, 02/23/12 (f)	10,000,000	9,999,820
0.018%, 03/22/12 (f)	10,000,000	9,999,670
0.010%, 05/10/12 (f)	3,000,000	2,999,706
0.055%, 06/28/12 (f)	3,000,000	2,999,151

		30,998,342

Total Short-Term Investments (Cost $61,530,771)		61,530,911

Total Investments—100.1% (Cost $627,913,114#)		658,776,491
Other Assets and Liabilities (net)—(0.1)%		(940,001)

Net Assets—100.0%		$657,836,490

†	Par amount stated in U.S. dollars unless otherwise noted.
*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $630,828,290. The aggregate unrealized appreciation and depreciation of investments were $73,728,022 and $(45,779,821), respectively, resulting in net unrealized appreciation of $27,948,201 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $15,285,790 and the collateral received consisted of cash in the amount of $10,900,569 and non-cash collateral with a value of $4,905,217. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(d)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(e)	Represents investment of cash collateral received from securities lending transactions.
(f)	Zero coupon bond - Interest rate represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $5,515,227, which is 0.8% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Countries Diversification as of December 31, 2011 (Unaudited)
% of Net Assets
United States	75.7
United Kingdom	11.1
Switzerland	4.1
Germany	3.0
France	2.1
Denmark	1.0
Israel	0.6
Japan	0.3
South Korea	0.3
Netherlands	0.2

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$16,061,238	$—	$—	$16,061,238
Air Freight & Logistics	—	1,551,451	—	1,551,451
Automobiles	4,183,160	634,357	—	4,817,517
Beverages	15,439,077	10,114,363	—	25,553,440
Biotechnology	10,695,074	—	—	10,695,074
Building Products	5,264,864	—	—	5,264,864
Capital Markets	5,408,400	3,452,189	—	8,860,589
Chemicals	—	5,970,336	—	5,970,336
Commercial Banks	17,006,031	1,690,064	—	18,696,095
Communications Equipment	11,500,648	—	—	11,500,648
Diversified Financial Services	6,143,838	4,706,023	—	10,849,861
Diversified Telecommunication Services	—	1,163,270	—	1,163,270
Electric Utilities	10,089,101	5,621,033	—	15,710,134
Electronic Equipment, Instruments & Components	5,568,199	—	—	5,568,199
Energy Equipment & Services	8,236,104	—	—	8,236,104
Food & Staples Retailing	32,394,687	—	—	32,394,687
Food Products	21,764,963	—	—	21,764,963
Health Care Equipment & Supplies	13,744,489	—	—	13,744,489
Health Care Providers & Services	15,571,143	—	—	15,571,143
Household Durables	2,187,961	—	—	2,187,961
Independent Power Producers & Energy Traders	4,553,864	—	—	4,553,864
Industrial Conglomerates	—	484,326	—	484,326
Insurance	26,447,619	3,834,510	—	30,282,129
Internet Software & Services	6,006,870	—	—	6,006,870
Leisure Equipment & Products	3,661,738	—	—	3,661,738
Machinery	7,144,295	—	—	7,144,295
Marine	—	6,608,056	—	6,608,056
Media	29,564,718	5,637,313	—	35,202,031
Metals & Mining	—	4,467,341	—	4,467,341
Multi-Utilities	—	3,689,413	—	3,689,413
Multiline Retail	3,204,789	—	—	3,204,789
Office Electronics	9,250,427	—	—	9,250,427

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Oil, Gas & Consumable Fuels	$39,096,704	$15,241,334	$—	$54,338,038
Paper & Forest Products	11,886,369	—	—	11,886,369
Pharmaceuticals	48,832,083	—	—	48,832,083
Real Estate Investment Trusts	4,092,162	—	—	4,092,162
Real Estate Management & Development	783,068	—	2,818,600	3,601,668
Software	19,252,462	1,849,145	—	21,101,607
Tobacco	26,928,364	33,298,714	—	60,227,078
Wireless Telecommunication Services	—	12,051,661	—	12,051,661
Total Common Stocks	441,964,509	122,064,899	2,818,600	566,848,008
Total Loan Participation	—	20,737,275	—	20,737,275
Total Domestic Bonds & Debt Securities*	—	8,872,797	—	8,872,797
Convertible Bonds*	—	787,500	—	787,500
Short-Term Investments
Mutual Funds	10,900,569	—	—	10,900,569
Repurchase Agreement	—	19,632,000	—	19,632,000
U.S. Treasury	—	30,998,342	—	30,998,342
Total Short-Term Investments	10,900,569	50,630,342	—	61,530,911
Total Investments	$452,865,078	$203,092,813	$2,818,600	$658,776,491

Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$5,445,961	$—	$5,445,961
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(1,078,606)	—	(1,078,606)
Total Forward Contracts	$—	$4,367,355	$—	$4,367,355

Written Options**	$(42,300)	$—	$—	$(42,300)
Total Written Options	$(42,300)	$—	$—	$(42,300)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards are valued on the unrealized appreciation/depreciation on the instrument. Written options are presented at value.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Change in Unrealized Depreciation	Purchases	Balance as of December 31, 2011	Change in Unrealized Depreciation for Investments Held at December 31, 2011
Common Stocks
Oil, Gas & Consumable Fuels	$1	$(1)	$—	$—	$—
Real Estate Management & Development	3,327,204	(508,604)	—	2,818,600	(508,604)

Total	$3,327,205	$(508,605)	$—	$2,818,600	$(508,604)

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$639,144,491
Repurchase Agreement	19,632,000
Cash	1,549
Cash denominated in foreign currencies (c)	5,245,364
Receivable for investments sold	365,480
Receivable for shares sold	121,412
Dividends receivable	1,548,236
Interest receivable	417,580
Unrealized appreciation on forward currency exchange contracts	5,445,961

Total assets	671,922,073

Liabilities
Payables for:
Investments purchased	1,336,899
Shares redeemed	85,440
Unrealized depreciation on forward currency exchange contracts	1,078,606
Outstanding written options (d)	42,300
Collateral for securities loaned	10,900,569
Accrued Expenses:
Management fees	441,108
Distribution and service fees - Class B	70,066
Administration fees	2,903
Custodian and accounting fees	21,056
Deferred trustees’ fees	25,067
Other expenses	81,569

Total liabilities	14,085,583

Net Assets	$657,836,490

Net Assets Represented by
Paid in surplus	$507,412,628
Accumulated net realized gain	114,861,945
Unrealized appreciation on investments, written options contracts and foreign currency transactions	35,141,813
Undistributed net investment income	420,104

Net Assets	$657,836,490

Net Assets
Class A	$323,166,424
Class B	334,670,066
Capital Shares Outstanding*
Class A	39,603,826
Class B	41,330,232
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.16
Class B	8.10

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $608,281,114.
(b)	Includes securities loaned at value of $15,285,790.
(c)	Identified cost of cash denominated in foreign currencies was $5,308,966.
(d)	Premiums received on written options were $30,375.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$18,304,072
Interest (b)	3,662,224

Total investment income	21,966,296

Expenses
Management fees	6,092,362
Administration fees	40,235
Custodian and accounting fees	249,452
Distribution and service fees - Class B	789,313
Audit and tax services	50,684
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	93,482
Insurance	10,518
Miscellaneous	15,555

Total expenses	7,410,311
Less management fee waiver	(2,260)

Net expenses	7,408,051

Net investment income	14,558,245

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	116,040,006
Futures contracts	3,002,180
Written options contracts	24,253
Foreign currency transactions	(15,678,733)

Net realized gain on investments, futures contracts, written options contracts and foreign currency transactions	103,387,706

Net change in unrealized appreciation (depreciation) on:
Investments	(98,062,528)
Written options contracts	(11,925)
Foreign currency transactions	7,153,194

Net change in unrealized depreciation on investments, written options contracts and foreign currency transactions	(90,921,259)

Net realized and unrealized gain on investments, written options contracts and foreign currency transactions	12,466,447

Net Increase in Net Assets from Operations	$27,024,692

(a)	Net of foreign withholding taxes of $598,836.
(b)	Includes net income on securities loaned of $250,121.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$14,558,245	$24,797,864
Net realized gain on investments, futures contracts, written options contracts and foreign currency transactions	103,387,706	69,451,007
Net change in unrealized appreciation (depreciation) on investments, written options contracts and foreign currency transactions	(90,921,259)	5,127,512

Net increase in net assets resulting from operations	27,024,692	99,376,383

Distributions to Shareholders
From net investment income
Class A	(21,606,233)	—
Class B	(8,703,947)	—
From net realized capital gains
Class A	(40,500,424)	(9,081,969)
Class B	(17,263,421)	(2,364,247)

Net decrease in net assets resulting from distributions	(88,074,025)	(11,446,216)

Net increase (decrease) in net assets from capital share transactions	(246,243,778)	68,118,608

Net Increase (Decrease) in Net Assets	(307,293,111)	156,048,775
Net assets at beginning of period	965,129,601	809,080,826

Net assets at end of period	$657,836,490	$965,129,601

Undistributed net investment income at end of period	$420,104	$31,944,360

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	9,333,051	$80,802,809	12,853,216	$107,215,609
Reinvestments	7,163,398	62,106,657	1,047,517	9,081,969
Redemptions	(54,470,722)	(479,276,496)	(17,388,182)	(148,343,041)

Net decrease	(37,974,273)	$(336,367,030)	(3,487,449)	$(32,045,463)

Class B
Sales	11,752,823	$100,053,599	14,155,845	$116,595,743
Reinvestments	3,012,456	25,967,368	273,957	2,364,247
Redemptions	(4,319,576)	(35,897,715)	(2,295,834)	(18,795,919)

Net increase	10,445,703	$90,123,252	12,133,968	$100,164,071

Increase (decrease) derived from capital shares transactions		$(246,243,778)		$68,118,608

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$8.91	$8.11	$6.48	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.17	0.25	0.11	0.07
Net realized and unrealized gain (loss) on investments	(0.15)	0.66	1.52	(3.40)

Total from investment operations	0.02	0.91	1.63	(3.33)

Less Distributions
Distributions from net investment income	(0.27)	0.00	0.00	(0.19)
Distributions from net realized capital gains	(0.50)	(0.11)	0.00	0.00
Distributions from return of capital	0.00	0.00	0.00	(0.00)+

Total distributions	(0.77)	(0.11)	0.00	(0.19)

Net Asset Value, End of Period	$8.16	$8.91	$8.11	$6.48

Total Return (%)	(0.26)	11.23	25.15	(33.20)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87	0.88	0.90	1.32 *
Ratio of net expenses to average net assets (%)(c)	0.87	0.88	0.90	0.90 *
Ratio of net investment income to average net assets (%)	1.97	3.00	1.47	1.29 *
Portfolio turnover rate (%)	67.3	42.3	60.8	23.6
Net assets, end of period (in millions)	$323.2	$691.6	$657.6	$90.9

	Class B
	Year Ended December 31,
	2011	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$8.86	$8.08	$6.47	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.15	0.23	0.09	0.05
Net realized and unrealized gain (loss) on investments	(0.16)	0.66	1.52	(3.39)

Total from investment operations	(0.01)	0.89	1.61	(3.34)

Less Distributions
Distributions from net investment income	(0.25)	0.00	0.00	(0.19)
Distributions from net realized capital gains	(0.50)	(0.11)	0.00	0.00
Distributions from return of capital	0.00	0.00	0.00	(0.00)+

Total distributions	(0.75)	(0.11)	0.00	(0.19)

Net Asset Value, End of Period	$8.10	$8.86	$8.08	$6.47

Total Return (%)	(0.55)	11.02	24.88	(33.36)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.12	1.13	1.15	1.60 *
Ratio of net expenses to average net assets (%)(c)	1.12	1.13	1.15	1.15 *
Ratio of net investment income to average net assets (%)	1.83	2.84	1.27	1.05 *
Portfolio turnover rate (%)	67.3	42.3	60.8	23.6
Net assets, end of period (in millions)	$334.7	$273.6	$151.5	$31.9

*	Annualized.
+	Distributions from return of capital were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Mutual Shares Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“Metlife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

15

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, Real Estate Investment Trusts (REITs), forwards transactions, Ingersoll Rand security sold adjustment, passive foreign investment companies (PFICs), deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

16

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Mutual Advisers, LLC (the “Subadviser”) for investment advisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

17

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$6,092,362	0.800%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective May 1, 2011, the Adviser contractually agreed to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of 0.780% of the Portfolio’s average daily net assets in excess of $1 billion. This arrangement was voluntary for the period January 1, 2011 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

0.90%	1.15%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

18

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$490,403,601	$—	$817,163,740

During the year ended December 31, 2011, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $160,703,411 and resulted in a realized gain of $31,836,387. The Portfolio also engaged in security transactions with other accounts managed by Franklin Mutual Advisers, LLC that amounted to $1,788,210 in purchases of investments which is included above.

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26—April 28, 2011, the Portfolio had bought and sold $237,880,696 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contacts. For the year ended December 31, 2011, the Portfolio had realized gain in the amount of $3,002,181 which are shown under Net realized gain on Futures contracts in the Statement of Operations.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio gives the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options

19

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus the market value of the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Equity	Outstanding written options	$—	Outstanding written options	$42,300

Currency	Unrealized appreciation on forward foreign currency exchange contracts	5,445,961	Unrealized depreciation on forward foreign currency exchange contracts	1,078,606

Total		$5,445,961		$1,120,906

Transactions in derivative instruments during the year ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Equity	Currency	Total

Foreign currency transactions	$—	$(14,860,464)	$(14,860,464)

Future contracts	3,002,180	—	3,002,180

Written options contracts	24,253	—	24,253

	$3,026,433	$(14,860,464)	$(11,834,031)

20

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

Statement of Operations Location - Net Change in Unrealized Gain (Loss)	Equity	Currency	Total

Foreign currency transactions	$—	$7,279,243	$7,279,243

Future contracts	—	—	—

Written options contracts	(11,925)	—	(11,925)

	$(11,925)	$7,279,243	$7,267,318

For the year ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)

Foreign currency transactions	$173,285,825

Written options contracts	(125)

(a)	Averages are based on activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

2/23/2012	Barclays Bank plc	2,416,588	AUD	$2,462,987	$2,416,588	$46,399

2/10/2012	Bank of America N.A.	232,992	CHF	248,664	258,063	(9,399)

2/10/2012	Bank of America N.A.	374,021	CHF	399,180	412,850	(13,670)

2/10/2012	Bank of America N.A.	32,000	CHF	34,153	34,956	(803)

2/10/2012	Bank of America N.A.	273,500	CHF	291,897	298,372	(6,475)

2/10/2012	Bank of America N.A.	72,008	CHF	76,852	77,009	(157)

2/10/2012	Barclays Bank plc	466,480	CHF	497,859	516,160	(18,301)

2/10/2012	Barclays Bank plc	302,579	CHF	322,932	338,902	(15,970)

2/10/2012	Barclays Bank plc	296,255	CHF	316,183	331,913	(15,730)

2/10/2012	Barclays Bank plc	153,900	CHF	164,252	168,636	(4,384)

2/10/2012	Deutsche Bank AG	190,000	CHF	202,780	252,599	(49,819)

2/10/2012	Deutsche Bank AG	1,309,896	CHF	1,398,008	1,778,034	(380,026)

2/10/2012	Deutsche Bank AG	130,000	CHF	138,745	173,149	(34,404)

2/10/2012	Deutsche Bank AG	2,070,000	CHF	2,209,242	2,356,692	(147,450)

2/10/2012	Deutsche Bank AG	176,522	CHF	188,396	200,799	(12,403)

2/10/2012	Deutsche Bank AG	129,230	CHF	137,923	145,269	(7,346)

2/10/2012	Deutsche Bank AG	66,722	CHF	71,210	74,090	(2,880)

2/10/2012	Deutsche Bank AG	146,415	CHF	156,264	161,679	(5,415)

2/10/2012	Deutsche Bank AG	300,000	CHF	320,180	328,064	(7,884)

2/10/2012	Deutsche Bank AG	330,000	CHF	352,198	359,184	(6,986)

2/10/2012	Deutsche Bank AG	500,000	CHF	533,633	546,658	(13,025)

21

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

2/10/2012	State Street Bank & Trust	268,000	CHF	$286,028	$362,201	$(76,173)

2/10/2012	State Street Bank & Trust	68,810	CHF	73,438	76,754	(3,316)

2/10/2012	State Street Bank & Trust	102,400	CHF	109,288	111,467	(2,179)

2/10/2012	State Street Bank & Trust	147,070	CHF	156,963	160,564	(3,601)

2/10/2012	State Street Bank & Trust	62,600	CHF	66,811	66,990	(179)

3/15/2012	Bank of America N.A.	247,591	EUR	321,355	337,445	(16,090)

3/15/2012	Bank of America N.A.	260,000	EUR	337,460	358,111	(20,651)

3/15/2012	Barclays Bank plc	291,971	EUR	378,956	395,571	(16,615)

3/15/2012	Barclays Bank plc	1,158,520	EUR	1,503,669	1,564,998	(61,329)

3/15/2012	Deutsche Bank AG	383,939	EUR	498,323	523,397	(25,074)

3/15/2012	Deutsche Bank AG	1,062,600	EUR	1,379,173	1,429,552	(50,379)

3/15/2012	Deutsche Bank AG	291,672	EUR	378,568	386,217	(7,649)

3/15/2012	Deutsche Bank AG	900,916	EUR	1,169,320	1,171,587	(2,267)

3/15/2012	Deutsche Bank AG	236,700	EUR	307,218	307,805	(587)

3/15/2012	HSBC Bank plc	291,981	EUR	378,969	395,524	(16,555)

3/15/2012	State Street Bank & Trust	234,323	EUR	304,133	315,713	(11,580)

3/15/2012	State Street Bank & Trust	515,427	EUR	668,985	666,669	2,316

1/20/2012	Bank of America N.A.	4,631,466	JPY	60,170	60,256	(86)

1/20/2012	Bank of America N.A.	2,052,808	JPY	26,669	26,389	280

1/20/2012	Deutsche Bank AG	1,938,750	JPY	25,187	24,890	297

Net Unrealized Depreciation						$(1,017,545)

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

2/23/2012	Bank of America N.A.	2,226,588	AUD	$2,269,339	$2,277,800	$8,461

2/23/2012	Barclays Bank plc	135,480	AUD	138,081	130,749	(7,332)

2/23/2012	Deutsche Bank AG	54,520	AUD	55,567	52,617	(2,950)

2/10/2012	Bank of America N.A.	233,723	CHF	249,445	301,112	51,667

2/10/2012	Bank of America N.A.	149,000	CHF	159,023	173,954	14,931

2/10/2012	Bank of America N.A.	98,944	CHF	105,600	109,267	3,667

2/10/2012	Bank of America N.A.	44,035	CHF	46,997	47,620	623

2/10/2012	Bank of America N.A.	81,200	CHF	86,662	87,007	345

2/10/2012	Barclays Bank plc	4,569,814	CHF	4,877,211	6,027,983	1,150,772

2/10/2012	Barclays Bank plc	52,128	CHF	55,635	65,291	9,656

2/10/2012	Barclays Bank plc	207,129	CHF	221,061	261,163	40,102

2/10/2012	Barclays Bank plc	66,980	CHF	71,486	74,275	2,789

22

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

2/10/2012	Barclays Bank plc	125,000	CHF	$133,408	$140,340	$6,932

2/10/2012	Deutsche Bank AG	4,719,186	CHF	5,036,630	6,212,643	1,176,013

2/10/2012	Deutsche Bank AG	243,105	CHF	259,458	298,475	39,017

2/10/2012	Deutsche Bank AG	104,615	CHF	111,653	130,582	18,929

2/10/2012	Deutsche Bank AG	40,548	CHF	43,275	44,394	1,119

2/10/2012	Deutsche Bank AG	30,420	CHF	32,466	33,791	1,325

2/10/2012	Deutsche Bank AG	44,158	CHF	47,128	47,694	566

3/15/2012	Bank of America N.A.	22,894,952	EUR	29,715,886	31,320,294	1,604,408

3/15/2012	Bank of America N.A.	116,968	EUR	151,816	156,987	5,171

3/15/2012	Bank of America N.A.	195,979	EUR	254,366	262,684	8,318

3/15/2012	Barclays Bank plc	311,561	EUR	404,382	431,895	27,513

3/15/2012	Barclays Bank plc	132,567	EUR	172,061	178,934	6,873

3/15/2012	Barclays Bank plc	233,937	EUR	303,632	314,425	10,793

3/15/2012	Barclays Bank plc	97,990	EUR	127,183	131,135	3,952

3/15/2012	Deutsche Bank AG	311,561	EUR	404,382	431,776	27,394

3/15/2012	Deutsche Bank AG	1,686,000	EUR	2,188,298	2,265,888	77,590

3/15/2012	Deutsche Bank AG	1,030,000	EUR	1,336,861	1,420,535	83,674

3/15/2012	Deutsche Bank AG	720,000	EUR	934,505	1,022,040	87,535

3/15/2012	Deutsche Bank AG	914,118	EUR	1,186,455	1,229,306	42,851

3/15/2012	Deutsche Bank AG	397,810	EUR	516,327	532,887	16,560

3/15/2012	Deutsche Bank AG	391,958	EUR	508,731	525,318	16,587

3/15/2012	HSBC Bank plc	493,000	EUR	639,876	682,124	42,248

3/15/2012	HSBC Bank plc	132,567	EUR	172,061	178,864	6,803

3/15/2012	State Street Bank & Trust	473,580	EUR	614,670	647,270	32,600

3/15/2012	State Street Bank & Trust	914,118	EUR	1,186,455	1,230,056	43,601

2/21/2012	Bank of America N.A.	29,237,458	GBP	45,401,963	46,107,471	705,508

2/21/2012	Deutsche Bank AG	996,340	GBP	1,547,186	1,563,092	15,906

1/20/2012	Deutsche Bank AG	67,777,276	JPY	880,535	884,353	3,818

1/20/2012	HSBC Bank plc	3,000,000	JPY	38,975	38,735	(240)

6/19/2012	Deutsche Bank AG	2,451,520	NOK	408,272	407,025	(1,247)

6/19/2012	State Street Bank & Trust	142,100	NOK	23,665	23,717	52

Net Unrealized Appreciation						$5,384,900

AUD—	Australian Dollar
CHF—	Swiss Franc
EUR—	Euro
GBP—	British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

23

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Options Written

The options contracts outstanding as of December 31, 2011 and the description and unrealized appreciation were as follows:

Exchange Traded Options Written-Calls	Expiration Date	Strike Price	Number of Contracts	Premiums Received	Valuation as of December 31, 2011	Unrealized Depreciation
Google, Inc. - Class A	02/18/2012	645	15	$(30,375)	$(42,300)	$(11,925)

Total				$(30,375)	$(42,300)	$(11,925)

The Portfolio transactions in options written during the period ended December 31, 2011 were as follows:

Put Options	Number of Contracts	Premium received

Options outstanding December 31, 2010	—	$—

Options written	286	54,628

Options expired	(271)	(24,253)

Options outstanding December 31, 2011	15	$30,375

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$55,383,019	$11,446,216	$32,691,006	$—	$88,074,025	$11,446,216

24

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Income Tax Information - continued

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Post October Loss Deferrals	Total

$16,155,357	$106,434,139	$27,859,432	$—	$150,448,928

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

11. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

25

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Franklin Mutual Shares Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Franklin Mutual Shares Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Mutual Shares Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

26

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

27

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

28

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

29

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Franklin Mutual Shares Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

30

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Franklin Mutual Shares Portfolio, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- year period ended June 30, 2011, and outperformed the median of its Performance Universe and underperformed its Lipper Index for the three- year period ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one- and three- year periods ended September 30, 2011. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions on its investment style. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to

31

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Franklin Mutual Shares Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had reduced the Portfolio’s sub-advisory fee schedule through the implementation of a breakpoint, effective January 1, 2011. The Board also noted that effective January 1, 2011, the Adviser began waiving an additional portion of its advisory fee on assets over $1 billion in order for shareholders to benefit from the breakpoint being implemented at the sub-advisory fee level. The Board also took into account management’s discussion of expenses, including the type of fund. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule

32

MET INVESTORS SERIES TRUST

Met/Franklin Mutual Shares Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Franklin Mutual Shares Portfolio, the Board noted that the Portfolio’s advisory fee does not contain breakpoints. The Board noted that the Portfolio’s management fees were above the asset-weighted average of comparable funds at all asset levels. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

33

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Met/Franklin Templeton Founding Strategy Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Met/Franklin Templeton Founding Strategy Portfolio returned -1.46% and -1.76%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (S&P) 500 Index1, returned 2.11%.

Economic and Market Review

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. As a result, riskier asset classes such as stocks and credit based bonds were extremely volatile throughout the year. Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates. Below investment grade bonds experienced a sharp sell-off during the third quarter as investors feared that the European credit crisis might spread and derail the already fragile global economic recovery, but high yield bonds recovered fully in the fourth quarter to finish the year with a tepid, but respectable 5.0% total return. Foreign bonds had similar returns as domestic bonds; although differences in exchange rates produced variations in the returns of bonds from different countries.

Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index1. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar based investors.

Portfolio Review/Year-End Positioning

The Met/Franklin Templeton Founding Strategy Portfolio is a “fund of funds” consisting of three portfolios of the Met Investors Series Trust subadvised by the Franklin Templeton organization: the Met/Franklin Mutual Shares Portfolio, the Met/Templeton Growth Portfolio, and the Met/Franklin Income Portfolio. The Portfolio’s strategy is to hold one-third of its assets in each of the underlying portfolios and to rebalance the Portfolio on a quarterly basis. The primary causes of the Portfolio’s underperformance relative to its benchmark the Standard & Poor’s 500 Index1 were the inclusion of foreign stocks and weak overall stock selection across the underlying portfolios.

The Met/Templeton Growth Portfolio invested in both domestic and foreign stocks during the year. An above index allocation to and good stock selection in the traditionally defensive Health Care sector benefited relative performance. Pharmaceuticals stocks, including U.S.-based Pfizer and Amgen, constituted four of the Portfolio’s top ten contributors. From a geographic perspective, an overweighting in Europe and underweighting in North America hurt performance compared to the global equity benchmark. The positive benefit of below index allocation to poor performing Japan was outweighed by stock-specific weakness in that country.

The Met/Franklin Mutual Shares Portfolio’s performance was negatively impacted by several individual holdings, including Bank of America, computer and printer manufacturer Hewlett Packard, and industrial conglomerate ThyssenKrupp (Germany). Among the Portfolio’s top contributors for 2011 were managed care company UnitedHealth Group, Marathon Oil, and cigarette manufacturer British American Tobacco (“BAT”) (U.K.). While equities remained the core of the Portfolio, the manager found some interesting opportunities in the distressed debt area.

The Met/Franklin Income Portfolio invested in a combination of equity and fixed income instruments, including a significant position to below investment grade bonds. Within fixed income, key individual contributors included financing solutions specialist CIT Group, oil and natural gas producer Chesapeake Energy, and hospital operator HCA. Major fixed income detractors included electricity provider Texas Competitive Electric Holdings, petroleum refiner Petroplus Finance (Bermuda) and American Airlines’ parent AMR. Within the equity segment of the Portfolio, good selection in the Utilities (The Southern Co. and Progress Energy), Health Care (Roche Holding (Switzerland), Pfizer and Merck & Co.), and Energy (Exxon Mobil) sectors helped performance. Performance was hurt by security selection in the Financial Services (Bank of America, CitiGroup and JPMorgan Chase) and Materials (Cemex Mexico) sectors.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management,

1

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Met/Franklin Income Portfolio (Class A)	34.4
Met/Franklin Mutual Shares Portfolio (Class A)	34.1
Met/Templeton Growth Portfolio (Class A)	31.5

2

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Met/Franklin Templeton Founding Strategy Portfolio managed by

MetLife Advisers, LLC vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	Since Inception[3]
Met/Franklin Templeton Founding Strategy Portfolio—Class A	-1.46%	-0.11%
Class B	-1.76%	-0.36%
S&P 500 Index[1]	2.11%	-0.62%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A and Class B shares is 4/28/2008. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)(b)
Actual	0.47%	$1,000.00	$924.70	$2.28
Hypothetical*	0.47%	1,000.00	1,022.83	2.40

Class B(a)(b)
Actual	0.72%	$1,000.00	$922.50	$3.49
Hypothetical*	0.72%	1,000.00	1,021.57	3.67

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

4

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Met/Franklin Income Portfolio (Class A)(a)	29,936,615	$305,054,110
Met/Franklin Mutual Shares Portfolio (Class A)(a)	37,009,206	301,995,124
Met/Templeton Growth Portfolio (Class A)(a)	32,412,738	279,397,799

Total Mutual Funds (Cost $801,036,712)		886,447,033

Total Investments—100.0% (Cost $801,036,712#)		886,447,033
Other Assets and Liabilities (net)—0.0%		(254,599)

Net Assets—100.0%		$886,192,434

#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $818,245,009. The aggregate and net unrealized appreciation of investments was $68,202,024 for federal income tax purposes.
(a)	A Portfolio of Met Investors Series Trust. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Finanical Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$886,447,033	$—	$—	$886,447,033
Total Investments	$886,447,033	$—	$—	$886,447,033

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)	$886,447,033
Receivable from Adviser	9,976
Receivable for shares sold	359,095

Total assets	886,816,104

Liabilities
Payables for:
Investments purchased	193,715
Shares redeemed	165,381
Accrued Expenses:
Management fees	34,135
Distribution and service fees - Class B	182,376
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	25,067
Other expenses	18,929

Total liabilities	623,670

Net Assets	$886,192,434

Net Assets Represented by
Paid in surplus	$765,723,722
Accumulated net realized loss	(2,013,723)
Unrealized appreciation on investments	85,410,321
Undistributed net investment income	37,072,114

Net Assets	$886,192,434

Net Assets
Class A	$21,068,377
Class B	865,124,057
Capital Shares Outstanding*
Class A	2,198,929
Class B	90,841,318
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.58
Class B	9.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $801,036,712.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from Affiliated Underlying Portfolios	$27,720,140

Total investment income	27,720,140

Expenses
Management fees	408,116
Administration fees	24,000
Custodian and accounting fees	24,800
Distribution and service fees - Class B	2,225,811
Audit and tax services	24,536
Legal	33,758
Trustees’ fees and expenses	35,424
Miscellaneous	4,902

Total expenses	2,781,347
Less expenses reimbursed by the Adviser	(107,891)

Net expenses	2,673,456

Net investment income	25,046,684

Net Realized and Unrealized Gain (Loss) on Affiliated Investments
Net realized gain on:
Investments	343,361
Capital gain distributions from Affiliated Underlying Portfolios	25,090,649

Net realized gain on investments and capital gain distributions from Affiliated Underlying Portfolios	25,434,010

Net change in unrealized depreciation on investments	(69,299,595)

Net realized and unrealized loss on investments	(43,865,585)

Net Decrease in Net Assets from Operations	$(18,818,901)

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$25,046,684	$11,460,544
Net realized gain (loss) on investments and capital gain distributions from Affiliated Underlying Portfolios	25,434,010	(424,295)
Net change in unrealized appreciation (depreciation) on investments	(69,299,595)	62,696,161

Net increase (decrease) in net assets resulting from operations	(18,818,901)	73,732,410

Distributions to Shareholders
From net investment income
Class A	(33,126)	—
Class B	(15,257,710)	—
From net realized capital gains
Class A	(1,682)	(4)
Class B	(867,302)	(2,521)

Net decrease in net assets resulting from distributions	(16,159,820)	(2,525)

Net increase in net assets from capital share transactions	71,022,115	110,477,374

Net Increase in Net Assets	36,043,394	184,207,259
Net assets at beginning of period	850,149,040	665,941,781

Net assets at end of period	$886,192,434	$850,149,040

Undistributed net investment income at end of period	$37,072,114	$15,274,104

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	2,058,289	$19,931,798	49,637	$453,268
Reinvestments	3,353	34,808	1	4
Redemptions	(17,847)	(174,764)	(11,176)	(101,917)

Net increase	2,043,795	$19,791,842	38,462	$351,355

Class B
Sales	15,030,804	$150,264,348	21,533,559	$197,066,258
Reinvestments	1,559,479	16,125,012	267	2,521
Redemptions	(11,804,772)	(115,159,087)	(9,705,862)	(86,942,760)

Net increase	4,785,511	$51,230,273	11,827,964	$110,126,019

Increase derived from capital shares transactions		$71,022,115		$110,477,374

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010		2009		2008(b)
Net Asset Value, Beginning of Period	$9.91	$8.98		$6.97		$10.00

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.10	0.16		(0.00	)+	0.08
Net realized and unrealized gain (loss) on investments	(0.23)	0.77		2.01		(2.97)

Total from investment operations	(0.13)	0.93		2.01		(2.89)

Less Distributions
Distributions from net investment income	(0.19)	0.00		0.00		(0.14)
Distributions from net realized capital gains	(0.01)	(0.00	)++	0.00		0.00

Total distributions	(0.20)	(0.00	)++	0.00		(0.14)

Net Asset Value, End of Period	$9.58	$9.91		$8.98		$6.97

Total Return (%)	(1.46)	10.36		28.84		(28.92)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(c)	0.06	0.07		0.08		0.44 *
Ratio of net expenses to average net assets (%)(d)(e)	0.05	0.05		0.05		0.05 *
Ratio of net investment income (loss) to average net assets (%)(f)	1.04	1.72		(0.04)		1.23 *
Portfolio turnover rate (%)	5.9	5.3		6.7		4.4
Net assets, end of period (in millions)	$21.1	$1.5		$1.0		$0.3

Selected per share data	Class B
	Year Ended December 31,
	2011	2010		2009	2008(b)
Net Asset Value, Beginning of Period	$9.86	$8.96		$6.97	$10.00

Income (Loss) from Investment Operations
Net investment income (loss)(a)	0.28	0.14		(0.02)	0.26
Net realized and unrealized gain (loss) on investments	(0.44)	0.76		2.01	(3.16)

Total from investment operations	(0.16)	0.90		1.99	(2.90)

Less Distributions
Distributions from net investment income	(0.17)	0.00		0.00	(0.13)
Distributions from net realized capital gains	(0.01)	(0.00	)++	0.00	0.00

Total distributions	(0.18)	(0.00	)++	0.00	(0.13)

Net Asset Value, End of Period	$9.52	$9.86		$8.96	$6.97

Total Return (%)	(1.76)	10.05		28.55	(28.98)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(c)	0.31	0.32		0.33	0.38 *
Ratio of net expenses to average net assets (%)(d)(e)	0.30	0.30		0.30	0.30 *
Ratio of net investment income (loss) to average net assets (%)(f)	2.81	1.57		(0.29)	4.97 *
Portfolio turnover rate (%)	5.9	5.3		6.7	4.4
Net assets, end of period (in millions)	$865.1	$848.6		$664.9	$276.3

*	Annualized.
+	Net investment loss was less than $0.01.
++	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/28/2008.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Franklin Templeton Founding Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is a “fund of funds” that invests, on a fixed percentage basis, in a combination of the Trust’s portfolios sub-advised by subsidiaries of Franklin Resources, Inc. (collectively, “Franklin Templeton”), which, in turn, invest primarily in U.S. and foreign equity securities and, to a lesser extent, fixed-income and money market securities. The Portfolio’s assets will be allocated on an equal basis (33  1/3%) among the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton Growth Portfolio (the “Underlying Portfolios”), each of which is a separate portfolio of the Trust. The Portfolio may deviate from its percentage allocations as a result of appreciation or depreciation in the value of the shares of the Underlying Portfolios it holds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from underlying portfolios, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

10

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$408,116	0.05%	First $500 Million

	0.04%	$500 Million to $1 Billion

	0.03%	Over $1 Billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until October 31, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

		Expenses Deferred in
Maximum Expense Ratio under current Expense Limitation Agreement		2008	2009	2010	2011
		Subject to repayment until December 31,
Class A	Class B	2013	2014	2015	2016

0.05%	0.30%	$85,140	$133,123	$121,824	$107,891

As of December 31, 2011, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the year ended December 31, 2011 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred. As of December 31, 2011, there was $447,978 in expense deferrals eligible for recoupment by the Adviser.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

11

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$158,553,008	$—	$53,533,127

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011

Met/Franklin Income Portfolio*	26,827,002	5,205,586	(2,095,973)	29,936,615

Met/Franklin Mutual Shares Portfolio*	31,252,535	7,516,035	(1,759,364)	37,009,206

Met/Templeton Growth Portfolio*	30,291,990	4,020,377	(1,899,629)	32,412,738

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2011. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

12

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2011

Met/Franklin Income Portfolio	$1,330,438	$8,786,210	$14,610,496	$305,054,110

Met/Franklin Mutual Shares Portfolio	(1,377,448)	16,304,439	8,698,119	301,995,124

Met/Templeton Growth Portfolio	390,371	—	4,411,525	279,397,799

	$343,361	$25,090,649	$27,720,140	$886,447,033

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$15,290,836	$—	$868,984	$2,525	$16,159,820	$2,525

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$37,097,181	$15,194,575	$68,202,023	$—	$120,493,779

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial

13

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements - continued

statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

14

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Franklin Templeton Founding Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Franklin Templeton Founding Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Franklin Templeton Founding Strategy Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

15

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

18

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Franklin Templeton Founding Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the Met/Franklin Templeton Founding Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the Met/Franklin Templeton Founding Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

19

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

The Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Franklin Templeton Founding Strategy Portfolio, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- year period ended June 30, 2011, and outperformed the median of its Performance Universe and its Lipper Index for the three- year period ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one- year period ended September 30, 2011, and outperformed its benchmark for the three- year period ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

20

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were equal to the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Adviser reduced its advisory fee through the implementation of additional breakpoints, effective November 12, 2009. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those

21

MET INVESTORS SERIES TRUST

Met/Franklin Templeton Founding Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that management had implemented breakpoints with respect to the Portfolio’s advisory fee that reduce the advisory fee on assets above certain specified levels. The Board considered the fact that the Portfolio’s fee levels decline as the Portfolio’s assets increase. The Board also noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for the Met/Franklin Templeton Founding Strategy Portfolio and concluded that the advisory fee to be paid to the Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

22

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Met/Templeton Growth Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Managed by Templeton Global Advisors Limited

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Met/Templeton Growth Portfolio returned -6.61% and -6.90%, respectively. The Portfolio’s benchmark, the MSCI World Index1, returned -5.54%. Since inception on April 26, 2011, the Class E shares of the Met/Templeton Growth Portfolio returned -15.26%. The Portfolio’s benchmark, the MSCI World Index1, returned -11.50%.

Market Environment/Conditions

Global equities declined in 2011 as economic concerns, political debate and the European sovereign debt crisis contributed to investor anxiety and heightened market volatility. Although equities entered the year supported by corporate earnings momentum and renewed economic stimulus measures in the developed world, several unanticipated events interrupted the market’s rise in the initial months of 2011, including a severe natural disaster and nuclear crisis in Japan as well as unrest across the oil-and-gas-producing regions of the Middle East and North Africa. Global markets recovered quickly from these setbacks, but soon faced more turmoil as Europe’s sovereign debt crisis intensified in the summer months. Portugal, Greece and Ireland had their credit ratings slashed to junk grade during the period following their acceptance of bailouts, while rising bond yields in the larger economies of Italy and Spain, and eventually France, raised uncertainty about the European Monetary Union. The United States’ (“U.S”) sovereign debt issues and political deliberations, accompanied by the downgrade of its AAA credit rating, further pressured investor sentiment as the period progressed, as did concerns over the global banking system and reports suggesting a renewed global economic slowdown, notably in the Chinese economy. Despite elevated volatility in financial markets, corporate profits remained resilient, signs of economic improvement in the U.S. emerged toward year-end, and European policymakers ultimately stepped up their response to sovereign debt issues.

Portfolio Review/Year-End Positioning

The Portfolio’s performance in 2011 was attributable to allocations and stock selection among defensive and cyclical sectors. The cyclical Financials and Industrials sectors represented major detractors due to stock-specific weakness. Although we remain cautious about our Financials exposure given the lack of visibility and political risk surrounding the sector, we believe Europe’s debt crisis generated excessive collateral damage, leading to unwarranted downgrades for certain fundamentally sound Asian and well-capitalized U.S. and European financials. Capital spending, however, proved less resilient, pressuring the Portfolio’s Industrials holdings. In our opinion, industrial conglomerates positions including Siemens (Germany) and Philips Electronics (Netherlands) were penalized for challenges in their domestic economies, resulting in depressed valuations that understated these companies’ long-term future earnings potential. We believe many of our Industrials holdings are focusing capital allocation on high-return prospects within a global opportunity set. Among defensive sectors, we found fewer opportunities in Consumer Staples, where we believe the sector’s premium valuation to the broader market average was unjustified given the potential impact on operating and profit margins from growing competitive pressures and volatile input prices. Our resulting underweighting was a detractor from relative performance as investors sought Staples stocks, in our view, for their perceived defensive characteristics. During the period, the U.S. Dollar appreciated against most foreign currencies, which also hurt the Portfolio’s performance because investments in securities with non-U.S. currency exposure lost value as the Dollar rose.

An overweighted allocation and stock selection for the traditionally defensive Health Care sector benefited relative returns. Pharmaceuticals stocks, including U.S.-based Pfizer and Amgen, constituted four of the Portfolio’s top ten contributors. Although we viewed Health Care strength as partly attributable to the market’s defensive rotation, we believed pharmaceuticals valuations at roughly half their long-term average offered further appreciation potential as prices seemingly assigned little or no credit for cost-cutting opportunities, pipeline productivity and global demographics, which we believed to all be potential long-term earnings catalysts. Among cyclical sectors, an underweighting and stock selection in Materials contributed to outperformance. We avoided what we viewed as expensive metals and mining companies and invested instead where we believed valuations understated the strategic and technological advantages of leading oil producers, such as our investment in Royal Dutch Shell (United Kingdom), a top Portfolio performer. Stock selection also helped Consumer Discretionary holdings outperform as consumer spending held up in an environment we believe was characterized by economic pessimism. Share price advances for Consumer Discretionary sector positions such as U.S-based media companies News Corp. and Comcast and automaker Hyundai Motor (South Korea) benefited relative performance.

From a geographic perspective, overweighting in Europe and underweighting in North America weighed on results compared to the benchmark. In addition, stock-specific weakness of Japan-based holdings weighed on returns, and outweighed the benefit of our lower allocation in these holdings. Conversely, stock selection in North America and underweighting in Japan helped relative performance.

As of December 31, 2011, the Portfolio’s largest sector weightings were in Financials, Health Care and Consumer Discretionary. On a regional basis, close to half of the Portfolio’s assets were in Europe, with North America also representing a sizable allocation.

Norman J. Boersma, CFA

Tucker Scott, CFA

Lisa F. Myers, J.D., CFA

Templeton Global Advisors Limited

1

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Managed by Templeton Global Advisors Limited

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Amgen, Inc.	2.4
Pfizer, Inc.	2.4
Comcast Corp. - Special Class A	2.3
Sanofi	2.3
Vodafone Group plc	2.1
GlaxoSmithKline plc	2.0
News Corp. - Class A	2.0
Microsoft Corp.	2.0
Royal Dutch Shell plc - B Shares	2.0
CRH plc	1.7

Top Sectors

% of Market Value of Total Investments
Communications	19.7
Non-Cyclical	18.3
Financials	17.4
Energy	11.6
Industrials	10.6
Cyclical	9.7
Technology	9.1
Basic Materials	1.6
Cash & Cash Equivalents	1.4
Diversified	0.6

2

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Met/Templeton Growth Portfolio managed by

Templeton Global Advisors Limited vs. MSCI World Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	Since Inception[3]
Met/Templeton Growth Portfolio—Class A	-6.61%	-3.12%
Class B	-6.90%	-3.36%
Class E	—	-15.26%
MSCI World Index[1]	-5.54%	-4.41%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A and Class B shares is 4/28/2008. Inception of Class E shares is 4/26/2011. Index returns are based on an inception date of 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.80%	$1,000.00	$858.60	$3.75
Hypothetical*	0.80%	1,000.00	1,021.17	4.08

Class B(a)
Actual	1.05%	$1,000.00	$857.00	$4.91
Hypothetical*	1.05%	1,000.00	1,019.91	5.35

Class E(a)
Actual	0.95%	$1,000.00	$858.40	$4.45
Hypothetical*	0.95%	1,000.00	1,020.41	4.84

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—98.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
BAE Systems plc	377,978	$1,667,153

Air Freight & Logistics—2.5%
Deutsche Post AG	124,165	1,913,272
FedEx Corp.	39,840	3,327,038
United Parcel Service, Inc.—Class B	80,500	5,891,795

		11,132,105

Airlines—1.9%
Deutsche Lufthansa AG	334,165	3,981,086
International Consolidated Airlines Group S.A.*	1,570,360	3,580,371
International Consolidated Airlines Group S.A.*	442,913	995,296

		8,556,753

Auto Components—0.5%
Cie Generale des Etablissements Michelin—Class B	41,470	2,443,409

Automobiles—1.8%
Mazda Motor Corp.* (a)	1,120,000	1,975,004
Nissan Motor Co., Ltd.	262,700	2,357,266
Toyota Motor Corp.	115,900	3,856,237

		8,188,507

Biotechnology—2.4%
Amgen, Inc.	172,940	11,104,477

Capital Markets—3.0%
Bank of New York Mellon Corp.	48,290	961,454
Credit Suisse Group AG*	156,817	3,686,231
Morgan Stanley	250,400	3,788,552
Nomura Holdings, Inc.	574,300	1,734,582
UBS AG*	295,382	3,514,996

		13,685,815

Chemicals—0.7%
Akzo Nobel N.V.	65,108	3,139,686

Commercial Banks—5.1%
BNP Paribas S.A.	55,210	2,166,208
Credit Agricole S.A.	461,520	2,602,478
Danske Bank A.S.*	27,488	350,836
DBS Group Holdings, Ltd.	342,500	3,039,023
HSBC Holdings plc	413,514	3,130,304
ICICI Bank, Ltd. (ADR)	68,980	1,823,141
Intesa Sanpaolo S.p.A.	2,390,065	3,978,679
KB Financial Group, Inc.*	105,854	3,342,551

Commercial Banks—(Continued)
UniCredit S.p.A. (a)	333,503	$2,755,727

		23,188,947

Commercial Services & Supplies—0.3%
Rentokil Initial plc*	1,600,527	1,551,309

Communications Equipment—2.6%
Brocade Communications Systems, Inc.*	422,540	2,192,983
Cisco Systems, Inc.	397,910	7,194,213
Telefonaktiebolaget LM Ericsson— Class B	259,204	2,635,409

		12,022,605

Computers & Peripherals—1.6%
Dell, Inc.*	176,240	2,578,391
Seagate Technology plc	284,390	4,663,996

		7,242,387

Construction & Engineering—0.1%
Carillion plc	95,620	444,985

Construction Materials—1.7%
CRH plc	391,653	7,792,908

Consumer Finance—1.1%
American Express Co.	102,660	4,842,472

Diversified Financial Services—2.6%
Bank of America Corp.	199,380	1,108,553
Citigroup, Inc.	138,001	3,630,806
ING Groep N.V.*	666,282	4,758,716
JPMorgan Chase & Co.	70,500	2,344,125

		11,842,200

Diversified Telecommunication Services—5.0%
China Telecom Corp., Ltd. (ADR)	30,950	1,768,173
France Telecom S.A.	266,415	4,178,665
Singapore Telecommunications, Ltd. (a)	2,094,000	4,999,192
Singapore Telecommunications, Ltd.	464,000	1,107,816
Telefonica S.A.	187,548	3,243,910
Telekom Austria AG	69,211	830,776
Telenor ASA	126,466	2,072,238
Vivendi	203,044	4,442,594

		22,643,364

Electrical Equipment—0.8%
Alstom S.A.	122,604	3,705,598

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—1.1%
Flextronics International, Ltd.*	314,210	$1,778,428
TE Connectivity, Ltd.	97,790	3,012,910

		4,791,338

Energy Equipment & Services—2.2%
Baker Hughes, Inc.	64,990	3,161,114
Halliburton Co.	59,000	2,036,090
Noble Corp.*	100,790	3,045,874
SBM Offshore N.V.	78,600	1,619,326

		9,862,404

Food & Staples Retailing—2.3%
CVS Caremark Corp.	150,168	6,123,851
Tesco plc	724,717	4,538,382

		10,662,233

Food Products—0.2%
Nestle S.A.	11,781	677,607
Unilever N.V.	10,102	347,695

		1,025,302

Health Care Equipment & Supplies—1.2%
Medtronic, Inc.	144,490	5,526,742

Health Care Providers & Services—0.6%
Quest Diagnostics, Inc.	44,740	2,597,604

Household Durables—0.4%
Persimmon plc	248,267	1,805,288

Industrial Conglomerates—3.7%
Citic Pacific, Ltd.	222,000	398,016
General Electric Co.	300,550	5,382,850
Koninklijke Philips Electronics N.V.	275,053	5,776,797
Siemens AG	52,593	5,041,295

		16,598,958

Insurance—5.6%
ACE, Ltd.	46,270	3,244,452
AIA Group, Ltd.	831,200	2,590,638
Aviva plc	868,048	4,031,144
AXA S.A.	326,731	4,220,160
Muenchener Rueckversicherungs AG	29,261	3,597,172
RenaissanceRe Holdings, Ltd. (a)	40,240	2,992,649
Swiss Re, Ltd.*	97,008	4,949,442

		25,625,657

IT Services—0.2%
Cap Gemini S.A.	19,520	608,531

IT Services—(Continued)
SAIC, Inc.*	19,200	$235,968

		844,499

Life Sciences Tools & Services—0.4%
Lonza Group AG*	29,600	1,744,967

Machinery—0.2%
GEA Group AG	23,610	669,142
Navistar International Corp.*	3,700	140,156

		809,298

Media—7.7%
Comcast Corp.—Special Class A	448,650	10,570,194
News Corp.—Class A	509,170	9,083,593
Reed Elsevier N.V.	129,357	1,507,880
Time Warner Cable, Inc.	75,856	4,822,166
Time Warner, Inc. (a)	65,296	2,359,797
Viacom, Inc.—Class B	78,100	3,546,521
Walt Disney Co. (The)	86,200	3,232,500

		35,122,651

Metals & Mining—0.5%
POSCO	1,560	516,885
Vale S.A. (ADR) (a)	85,020	1,751,412

		2,268,297

Multiline Retail—0.7%
Marks & Spencer Group plc	178,900	863,359
Target Corp.	44,510	2,279,802

		3,143,161

Office Electronics—0.4%
Konica Minolta Holdings, Inc. (a)	220,500	1,641,513

Oil, Gas & Consumable Fuels—9.2%
BP plc	868,351	6,194,625
Chevron Corp.	51,510	5,480,664
ENI S.p.A.	161,044	3,333,905
Gazprom (ADR)	367,460	3,923,778
Petroleo Brasileiro S.A. (ADR)	69,570	1,634,199
Repsol YPF S.A.	23,945	733,167
Royal Dutch Shell plc—A Shares	2,811	103,377
Royal Dutch Shell plc—B Shares	234,158	8,914,319
Statoil ASA	161,837	4,151,266
Talisman Energy, Inc. (a)	70,500	899,926
Total S.A.	128,704	6,583,896

		41,953,122

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—11.0%
Abbott Laboratories	25,190	$1,416,434
GlaxoSmithKline plc	399,319	9,108,745
Merck & Co., Inc.	162,440	6,123,988
Merck KGaA	32,206	3,217,890
Novartis AG	35,767	2,046,942
Pfizer, Inc.	502,590	10,876,048
Roche Holding AG	41,425	7,018,398
Sanofi	140,155	10,278,255

		50,086,700

Professional Services—1.1%
Adecco S.A.*	23,468	979,865
Hays plc	583,173	578,012
Randstad Holding N.V.	116,545	3,438,435

		4,996,312

Real Estate Management & Development—0.6%
Cheung Kong Holdings, Ltd.	96,000	1,139,303
Swire Pacific, Ltd.—Class A	116,000	1,397,443

		2,536,746

Semiconductors & Semiconductor Equipment—2.4%
Samsung Electronics Co., Ltd.	7,201	6,614,305
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	323,289	4,173,661

		10,787,966

Software—5.4%
Check Point Software Technologies, Ltd.* (a)	34,030	1,787,936
Microsoft Corp.	344,250	8,936,730
Nintendo Co., Ltd.	23,538	3,244,032
Oracle Corp.	208,340	5,343,921
SAP AG	99,995	5,298,910

		24,611,529

Specialty Retail—2.0%
Home Depot, Inc. (The)	66,800	2,808,272
Kingfisher plc	1,245,702	4,844,681
USS Co., Ltd.	15,990	1,444,714

		9,097,667

Trading Companies & Distributors—1.0%
ITOCHU Corp.	175,100	1,775,047
Wolseley plc	85,255	2,810,998

		4,586,045

Wireless Telecommunication Services—4.0%
China Mobile, Ltd.	142,500	$1,389,326
Sprint Nextel Corp.*	1,598,740	3,741,052
Turkcell Iletisim Hizmetleri A.S. (ADR)*	292,840	3,443,798
Vodafone Group plc	3,509,496	9,747,076

		18,321,252

Total Common Stocks (Cost $469,298,584)		446,241,931

Short-Term Investments—4.3%

Mutual Funds—2.9%
State Street Navigator Securities Lending Prime Portfolio (b)	13,095,647	13,095,647

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $6,324,007 on 01/03/12, collateralized by $6,210,000 U.S. Treasury Note at 1.875% due 02/28/14 with a value of $6,450,638.	$6,324,000	6,324,000

Total Short-Term Investments (Cost $19,419,647)		19,419,647

Total Investments—102.5% (Cost $488,718,231#)		465,661,578
Other Assets and Liabilities (net)—(2.5)%		(11,574,420)

Net Assets—100.0%		$454,087,158

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $488,825,771. The aggregate unrealized appreciation and depreciation of investments were $42,527,866 and $(65,692,059), respectively, resulting in net unrealized depreciation of $(23,164,193) for federal income tax purposes.
(a)

All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $14,151,300 and the collateral received consisted of cash in the amount of $13,095,647 and non-cash collateral with a value of $1,819,206. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Schedule of Investments as of December 31, 2011

at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Countries Diversification as of December 31, 2011 (Unaudited)
% of Market Value of Total Investments
United States	36.1
United Kingdom	13.5
France	9.3
Switzerland	7.6
Netherlands	4.6
Germany	4.4
Japan	4.1
Ireland	2.8
Singapore	2.5
Others	15.1

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$1,667,153	$—	$1,667,153
Air Freight & Logistics	9,218,833	1,913,272	—	11,132,105
Airlines	—	8,556,753	—	8,556,753
Auto Components	—	2,443,409	—	2,443,409
Automobiles	—	8,188,507	—	8,188,507
Biotechnology	11,104,477	—	—	11,104,477
Capital Markets	4,750,006	8,935,809	—	13,685,815
Chemicals	—	3,139,686	—	3,139,686
Commercial Banks	1,823,141	21,365,806	—	23,188,947
Commercial Services & Supplies	—	1,551,309	—	1,551,309
Communications Equipment	9,387,196	2,635,409	—	12,022,605
Computers & Peripherals	7,242,387	—	—	7,242,387
Construction & Engineering	—	444,985	—	444,985
Construction Materials	—	7,792,908	—	7,792,908
Consumer Finance	4,842,472	—	—	4,842,472
Diversified Financial Services	7,083,484	4,758,716	—	11,842,200
Diversified Telecommunication Services	1,768,173	20,875,191	—	22,643,364
Electrical Equipment	—	3,705,598	—	3,705,598
Electronic Equipment, Instruments & Components	4,791,338	—	—	4,791,338
Energy Equipment & Services	8,243,078	1,619,326	—	9,862,404
Food & Staples Retailing	6,123,851	4,538,382	—	10,662,233
Food Products	—	1,025,302	—	1,025,302
Health Care Equipment & Supplies	5,526,742	—	—	5,526,742
Health Care Providers & Services	2,597,604	—	—	2,597,604
Household Durables	—	1,805,288	—	1,805,288
Industrial Conglomerates	5,382,850	11,216,108	—	16,598,958
Insurance	6,237,101	19,388,556	—	25,625,657
IT Services	235,968	608,531	—	844,499
Life Sciences Tools & Services	—	1,744,967	—	1,744,967
Machinery	140,156	669,142	—	809,298
Media	33,614,771	1,507,880	—	35,122,651

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Metals & Mining	$1,751,412	$516,885	$—	$2,268,297
Multiline Retail	2,279,802	863,359	—	3,143,161
Office Electronics	—	1,641,513	—	1,641,513
Oil, Gas & Consumable Fuels	11,702,511	30,250,611	—	41,953,122
Pharmaceuticals	18,416,470	31,670,230	—	50,086,700
Professional Services	—	4,996,312	—	4,996,312
Real Estate Management & Development	—	2,536,746	—	2,536,746
Semiconductors & Semiconductor Equipment	4,173,661	6,614,305	—	10,787,966
Software	16,068,587	8,542,942	—	24,611,529
Specialty Retail	2,808,272	6,289,395	—	9,097,667
Trading Companies & Distributors	—	4,586,045	—	4,586,045
Wireless Telecommunication Services	7,184,850	11,136,402	—	18,321,252
Total Common Stocks	194,499,193	251,742,738	—	446,241,931
Short-Term Investments
Mutual Funds	13,095,647	—	—	13,095,647
Repurchase Agreement	—	6,324,000	—	6,324,000
Total Short-Term Investments	13,095,647	6,324,000	—	19,419,647
Total Investments	$207,594,840	$258,066,738	$—	$465,661,578

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$459,337,578
Repurchase Agreement	6,324,000
Cash	762
Cash denominated in foreign currencies (c)	1,169,786
Receivable for investments sold	16,683
Receivable for shares sold	225,284
Dividends receivable	991,906

Total assets	468,065,999

Liabilities
Payables for:
Investments purchased	97
Shares redeemed	499,280
Collateral for securities loaned	13,095,647
Accrued Expenses:
Management fees	253,009
Distribution and service fees - Class B	30,339
Distribution and service fees - Class E	3,988
Administration fees	2,137
Custodian and accounting fees	16,379
Deferred trustees’ fees	25,067
Other expenses	52,898

Total liabilities	13,978,841

Net Assets	$454,087,158

Net Assets Represented by
Paid in surplus	$450,822,870
Accumulated net realized gain	18,204,967
Unrealized depreciation on investments and foreign currency transactions	(23,092,298)
Undistributed net investment income	8,151,619

Net Assets	$454,087,158

Net Assets
Class A	$281,617,284
Class B	142,703,069
Class E	29,766,805
Capital Shares Outstanding*
Class A	32,675,045
Class B	16,643,474
Class E	3,458,927
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$8.62
Class B	8.57
Class E	8.61

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $482,394,231.
(b)	Includes securities loaned at value of $14,151,300.
(c)	Identified cost of cash denominated in foreign currencies was $1,195,340.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$12,657,297
Interest (b)	309,714

Total investment income	12,967,011

Expenses
Management fees	3,061,677
Administration fees	25,298
Deferred Expense Reimbursement	175,377
Custodian and accounting fees	245,921
Distribution and service fees - Class B	323,389
Distribution and service fees - Class E	38,775
Audit and tax services	43,829
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	67,859
Insurance	1,865
Miscellaneous	8,313

Total expenses	4,061,013
Less management fee waiver	(107,387)
Less broker commission recapture	(34)

Net expenses	3,953,592

Net investment income	9,013,419

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	22,243,788
Foreign currency transactions	(95,180)

Net realized gain on investments and foreign currency transactions	22,148,608

Net change in unrealized depreciation on:
Investments	(79,239,374)
Foreign currency transactions	(63,225)

Net change in unrealized depreciation on investments and foreign currency transactions	(79,302,599)

Net realized and unrealized loss on investments and foreign currency transactions	(57,153,991)

Net Decrease in Net Assets from Operations	$(48,140,572)

(a)	Net of foreign withholding taxes of $884,353.
(b)	Includes net income on securities loaned of $307,501.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$9,013,419	$4,708,107
Net realized gain on investments and foreign currency transactions	22,148,608	1,089,722
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(79,302,599)	19,688,513

Net increase (decrease) in net assets resulting from operations	(48,140,572)	25,486,342

Distributions to Shareholders
From net investment income
Class A	(4,433,348)	(2,934,574)
Class B	(1,065,614)	(264,975)

Net decrease in net assets resulting from distributions	(5,498,962)	(3,199,549)

Net increase in net assets from capital share transactions	145,355,132	95,227,364

Net Increase in Net Assets	91,715,598	117,514,157
Net assets at beginning of period	362,371,560	244,857,403

Net assets at end of period	$454,087,158	$362,371,560

Undistributed net investment income at end of period	$8,151,619	$4,233,835

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	3,688,060	$34,832,797	5,737,544	$49,694,671
Fund subscription in kind (b)	75,234	778,675	—	—
Reinvestments	442,009	4,433,348	326,790	2,934,574
Redemptions	(1,937,562)	(18,145,975)	(1,289,829)	(10,498,035)

Net increase	2,267,741	$21,898,845	4,774,505	$42,131,210

Class B
Sales	2,680,994	$24,808,399	7,442,816	$64,761,077
Fund subscription in kind (b)	8,764,190	90,358,797	—	—
Reinvestments	106,668	1,065,614	29,606	264,975
Redemptions	(3,268,639)	(30,421,557)	(1,396,203)	(11,929,898)

Net increase	8,283,213	$85,811,253	6,076,219	$53,096,154

Class E (a)
Sales	137,923	$1,219,968	—	$—
Fund subscription in kind (c)	4,944,604	51,127,201	—	—
Redemptions	(1,623,600)	(14,702,135)	—	—

Net increase	3,458,927	$37,645,034	—	$—

Increase derived from capital shares transactions		$145,355,132		$95,227,364

(a)	Commencement of operations was 4/26/11.
(b)	Includes cash and securities amounting to $5,051,596 and $86,085,876, respectively. Securities were valued at market as of April 29, 2011.
(c)	Includes cash and securities amounting to $3,584,710 and $47,542,491, respectively. Securities were valued at market as of April 29, 2011.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009		2008(b)
Net Asset Value, Beginning of Period	$9.36	$8.77	$6.60		$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.19	0.14	0.13		0.07
Net realized and unrealized gain (loss) on investments	(0.79)	0.56	2.04		(3.43)

Total from investment operations	(0.60)	0.70	2.17		(3.36)

Less Distributions
Distributions from net investment income	(0.14)	(0.11)	(0.00	)+	(0.04)

Total distributions	(0.14)	(0.11)	(0.00	)+	(0.04)

Net Asset Value, End of Period	$8.62	$9.36	$8.77		$6.60

Total Return (%)	(6.61)	7.88	33.08		(33.62)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.82	0.82	0.87		1.27 *
Ratio of net expenses to average net assets (%)(c)	0.80	0.80	0.80		0.80 *
Ratio of net investment income to average net assets (%)	2.04	1.64	1.69		1.41 *
Portfolio turnover rate (%)	23.2	3.7	3.0		2.7
Net assets, end of period (in millions)	$281.6	$284.5	$224.9		$94.1

	Class B
	Year Ended December 31,
	2011	2010	2009		2008(b)
Net Asset Value, Beginning of Period	$9.32	$8.75	$6.60		$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.17	0.12	0.10		0.06
Net realized and unrealized gain (loss) on investments	(0.79)	0.55	2.05		(3.43)

Total from investment operations	(0.62)	0.67	2.15		(3.37)

Less Distributions
Distributions from net investment income	(0.13)	(0.10)	(0.00	)+	(0.03)

Total distributions	(0.13)	(0.10)	(0.00	)+	(0.03)

Net Asset Value, End of Period	$8.57	$9.32	$8.75		$6.60

Total Return (%)	(6.90)	7.66	32.62		(33.67)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.07	1.07	1.12		1.54 *
Ratio of net expenses to average net assets (%)(c)	1.05	1.05	1.05		1.05 *
Ratio of net investment income to average net assets (%)	1.88	1.41	1.33		1.11 *
Portfolio turnover rate (%)	23.2	3.7	3.0		2.7
Net assets, end of period (in millions)	$142.7	$77.9	$20.0		$4.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31, 2011(d)
Net Asset Value, Beginning of Period	$10.16

Income (Loss) from Investment Operations
Net investment income(a)	0.14
Net realized and unrealized loss on investment activities	(1.69)

Total from investment operations	(1.55)

Less Distributions
Distributions from net investment income	0.00

Total distributions	0.00

Net Asset Value, End of Period	$8.61

Total Return (%)	(15.26)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.97	*
Ratio of net expenses to average net assets (%)(c)	0.95	*
Ratio of net investment income to average net assets (%)	2.18	*
Portfolio turnover rate (%)	23.2
Net assets, end of period (in millions)	$29.8

*	Annualized.
+	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/28/2008.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(d)	Commencement of operations was 4/26/2011.

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“Metlife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

15

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), deferred trustees’ compensation, and capital loss carryforwards as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

16

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Templeton Global Advisors Limited (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

17

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$3,061,677	0.700%	First $100 Million

	0.680%	$100 Million to $250 Million

	0.670%	$250 Million to $500 Million

	0.660%	$500 Million to $750 Million

	0.650%	Over $750 Million

The subadvisory fee the Adviser pays to the subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The subadvisory fee the Adviser pays to the subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

From January 1, 2011 through February 28, 2011, the Adviser voluntarily agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Income Portfolio and Met/Franklin Mutual Shares Portfolio, each a series of the Trust.

From March 1, 2011 through April 30, 2011, the Adviser voluntarily agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Income Portfolio, Met/Franklin Mutual Shares Portfolio and Met/Templeton International Bond Portfolio, each a series of the Trust.

From May 1, 2011 through May 23, 2011, the Adviser contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Met/Franklin Low Duration Total Return Portfolio, Met/Franklin Income Portfolio and Met/Franklin Mutual Shares Portfolio, each a series of the Trust. Over the same period of time, the assets of Met/Templeton International Bond Portfolio were included on a voluntary basis for purposing of determining the amount of the management fee waiver. Effective May 24, 2011, the assets of Met/Templeton International Bond Portfolio were contractually added to the calculation of the management fee waiver.

Amounts waived for the year ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until October 31, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.80%	1.05%	0.95%

18

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

As of December 31, 2011, there were no expenses deferred in 2011 and $175,377 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2008, which were recovered during the year ended December 31, 2011 was $100,020. The amount of expenses deferred in 2009, which were recovered during the year ended December 31, 2011 was $75,357. Amounts recouped for the year ended December 31, 2011 are shown as Deferred expense reimbursement in the Statement of Operations.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$129,059,640	$—	$103,225,349

The Portfolio engaged in security transactions with other accounts managed by MetLife Advisers, LLC that amounted to $418,954 in purchases of investments which is included above.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions.

19

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Market, Credit and Counterparty Risk - continued

The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$5,498,962	$3,199,549	$—	$—	$5,498,962	$3,199,549

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards and Deferrals	Total

$8,416,283	$18,072,910	$(23,199,838)	$—	$3,289,355

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

20

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Templeton Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Templeton Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Templeton Growth Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

23

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Templeton Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

25

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Templeton Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three- year periods ended June 30, 2011. The Board also considered that the Portfolio underperformed its benchmark, the MSCI World Index, for the one-year period ended September 30, 2011, and outperformed its benchmark for the three- year period ended September 30, 2011. The Board took into account the fact that there was a portfolio manager change in March 2011. The Board considered management’s continued monitoring of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to

26

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Templeton Growth Portfolio, the Board considered that the Portfolio’s actual management fees were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group and the Sub-advised Expense Universe, and equal to the median of the Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the

27

MET INVESTORS SERIES TRUST

Met/Templeton Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Met/Templeton Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

28

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Met/Templeton International Bond Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Met/Templeton International Bond Portfolio returned -0.06% and -0.33%, respectively. The Portfolio’s benchmark, the Citigroup World Government Bond Index (“WGBI”) ex-U.S.1, returned 5.17%.

Market Environment/Conditions

Early in the year under review, emerging markets continued to lead the global recovery as several emerging economies returned to or exceeded their respective pre-crisis activity levels. Where recoveries were strong, monetary authorities tightened policy as output gaps closed and early indicators of inflationary pressure became more pronounced. In much of the developed world, however, economic growth was below trend and significant slack remained. Although some developed economies, such as those of Australia and the Scandinavian nations, enjoyed relatively strong recoveries, growth in the G-3 (U.S., Eurozone, and Japan) was slow by the standards of previous recoveries. Toward the latter half of the year, softer economic reports in most advanced and some emerging economies raised concerns that the global recovery might be faltering. Markets seemed to price in an end to the current recovery phase rather than a mid-business cycle slowdown. Against this economic backdrop, markets absorbed several shocks throughout the year. Populist uprisings in Tunisia, Egypt, and Libya led to the fall of those countries’ long-time rulers and helped inspire a wave of regional unrest. An earthquake and subsequent tsunami struck serious blows to Japan’s economy and led to global supply chain disruptions. Global economic activity began to normalize as Japan started reconstruction and firms attempted to recover. These events contributed to significant short-term market volatility. Particularly, oil prices rose as investors became skittish due to fears about the potential effects of instability in the Middle East.

Portfolio Review/Year-End Positioning

As part of the Portfolio’s investment strategy, we used currency forward contracts to hedge or gain exposure to various currencies. Overall, our diversified currency exposure hurt relative performance. Currency exposures in Latin America hurt performance as the Mexican peso, Brazilian real, and Chilean peso depreciated against the U.S. dollar. Yen appreciation against the U.S. dollar also hurt performance, given our net negative exposure. In contrast, the euro declined versus the dollar over the year, and our net negative position added to relative performance, although this was partially offset by our positions in some other European currencies that depreciated. Our interest rate strategies and sovereign credit exposures contributed to absolute results. The decline of long-term bond yields in Asia (excluding Japan) and Latin America, and the correspondingly high returns generated by our holdings in these regions, contributed to performance.

At period end, the Portfolio had a shorter duration position than the benchmark given our assessment that there is limited scope for further global interest rate reductions from historically low levels and improving economic conditions. However, we maintained some duration exposure in countries where we believed long-term bond yields could benefit from declining risk premiums. We also built positions in currencies where we believed there were attractive medium-term growth prospects and rising short-term interest rate differentials. In particular, we favored Asian, Latin American, and non-Eurozone European currencies. Our net negative position in the yen reflected our negative relative view on the Japanese economy and served as an implicit hedge against potential rising yields in the U.S. given the yen’s historically strong correlation to long-term U.S. Treasury yields.

Michael Hasenstab, Ph.D., Portfolio Manager

Canyon Chan, CFA, Portfolio Manager

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Composition as of December 31, 2011

Top Issuers

% of Net Assets
Korea Treasury Bond	14.5
Mexican Bonos	7.1
Sweden Government Bond	6.1
Poland Government Bond	5.8
Indonesia Government	5.5
Norway Treasury Bill	3.7
Brazil Notas do Tesouro Nacional	3.5
United Kingdom Gilt	3.5
Queensland Treasury Corp.	3.4
New South Wales Treasury Corp.	3.0

Top Countries

% of Market Value of Total Investments
South Korea	16.2
United States	10.7
Australia	10.1
Mexico	7.4
Indonesia	6.7
Sweden	6.4
Poland	6.1
Israel	4.6
Norway	3.8
Brazil	3.7

2

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Met/Templeton International Bond Portfolio managed by

Franklin Advisers, Inc. vs. Citigroup World Government Bond Index (“WGBI”) ex-U.S.1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	Since Inception[3]
Met/Templeton International Bond Portfolio—Class A	-0.06%	8.79%
Class B	-0.33%	8.54%
Citigroup World Government Bond Index (“WGBI”) ex-U.S.[1]	5.17%	7.66%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Citigroup World Government Bond Index (WGBI) ex-U.S. is market capitalization weighted and tracks total returns of government bonds in 20 countries globally, excluding the United States.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A and Class B shares is 5/1/2009. Index returns are based on an inception date of 5/1/2009.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.75%	$1,000.00	$942.80	$3.67
Hypothetical*	0.75%	1,000.00	1,021.42	3.82

Class B
Actual	1.00%	$1,000.00	$941.80	$4.89
Hypothetical*	1.00%	1,000.00	1,020.16	5.09

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—86.0% of Net Assets

Security Description	Par Amount($)†	Value

Argentina—0.6%
Argentina Bonos 0.439%, 08/03/12 (a)	44,400,000	$5,516,700

Australia—9.8%
Australia Government Bond Series 123 5.750%, 04/15/12 (AUD)	16,770,000	17,275,536
New South Wales Treasury Corp. 5.500%, 03/01/17 (AUD)	12,800,000	13,923,347
Series 12 6.000%, 05/01/12 (AUD)	4,620,000	4,764,338
Series 813 5.500%, 08/01/13 (AUD)	11,010,000	11,568,394
Queensland Treasury Corp. 6.000%, 08/21/13 (AUD)	12,135,000	12,791,621
6.000%, 09/14/17 (AUD)	12,500,000	13,865,812
Series 13 6.000%, 08/14/13 (AUD)	6,880,000	7,292,683
Western Australia Treasury Corp. Series 12 5.500%, 07/17/12 (AUD)	4,725,000	4,879,835
Series 13 8.000%, 06/15/13 (AUD)	9,750,000	10,576,483

		96,938,049

Brazil—3.5%
Brazil Notas do Tesouro Nacional Series B 6.000%, 05/15/15 (BRL)	1,349,500	15,774,307
6.000%, 05/15/45 (BRL)	640,000	7,807,901
Series F 10.000%, 01/01/12 (BRL)	1,395,500	7,481,571
10.000%, 01/01/17 (BRL)	802,500	4,135,096

		35,198,875

Egypt—0.1%
Egypt Treasury Bill Series 371 9.448%, 01/17/12 (EGP)(b)	4,225,000	696,023

Germany—0.5%
Kreditanstalt fuer Wiederaufbau, Series EMTN 4.660%, 01/05/12 (NOK)	32,000,000	5,358,717

Hungary—2.8%
Hungary Government Bond Series 13/D 6.750%, 02/12/13 (HUF)	102,900,000	$415,175
Series 13/E 7.500%, 10/24/13 (HUF)	77,600,000	312,739
Series 14/C 5.500%, 02/12/14 (HUF)	237,400,000	909,311
Series 14/D 6.750%, 08/22/14 (HUF)	680,800,000	2,645,415
Series 15/A 8.000%, 02/12/15 (HUF)	109,300,000	433,095
Series 16/C 5.500%, 02/12/16 (HUF)	168,700,000	604,210
Series 17/A 6.750%, 11/24/17 (HUF)	587,400,000	2,091,483
Series 17/B 6.750%, 02/24/17 (HUF)	153,300,000	562,390
Series 19/A 6.500%, 06/24/19 (HUF)	153,000,000	516,308
Series 20/A 7.500%, 11/12/20 (HUF)	11,000,000	38,990
Series 22/A 7.000%, 06/24/22 (HUF)	95,900,000	325,042
Hungary Government International Bond 3.875%, 02/24/20 (EUR)(c)	6,510,000	5,999,440
6.375%, 03/29/21 (c)	2,790,000	2,511,000
Hungary Treasury Bills Series 12M 5.438%, 08/22/12 (HUF)(b)	195,400,000	764,709
Republic of Hungary 5.750%, 06/11/18 (EUR)	4,650,000	5,054,000
6.250%, 01/29/20 (c)	5,305,000	4,801,025

		27,984,332

Indonesia—6.4%
Indonesia Government 12.800%, 06/15/21 (IDR)	93,010,000,000	15,114,887
10.000%, 09/15/24 (IDR)	186,070,000,000	26,508,988
10.000%, 02/15/28 (IDR)	92,960,000,000	13,166,253
Indonesia Retail Bond Series ORI7 7.950%, 08/15/13 (IDR)	40,500,000,000	4,684,006
Indonesia Treasury Bond Series FR33 12.500%, 03/15/13 (IDR)	37,300,000,000	4,488,583

		63,962,717

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Iraq—0.4%
Republic of Iraq 5.800%, 01/15/28 (c)	4,200,000	$3,465,000

Ireland—1.9%
Ireland Government Bond 4.000%, 01/15/14 (EUR)	3,176,000	3,815,751
4.600%, 04/18/16 (EUR)(c)	1,193,000	1,375,139
4.500%, 10/18/18 (EUR)	1,042,000	1,068,437
4.400%, 06/18/19 (EUR)	1,459,000	1,491,625
5.900%, 10/18/19 (EUR)	3,005,000	3,332,734
4.500%, 04/18/20 (EUR)	1,683,000	1,671,406
5.000%, 10/18/20 (EUR)	2,740,000	2,877,935
5.400%, 03/13/25 (EUR)	2,747,000	2,805,256

		18,438,283

Israel—4.4%
Israel Government Bond Series 0312 4.000%, 03/30/12 (ILS)	34,110,000	9,238,637
Series 0313 5.000%, 03/31/13 (ILS)	19,740,000	5,514,709
Series 0913 3.500%, 09/30/13 (ILS)	26,682,000	7,147,046
Israel Treasury Bill - Makam Series 0112 2.261%, 01/04/12 (ILS) (b)	5,695,000	1,492,175
Series 0212 2.961%, 02/01/12 (ILS) (b)	8,355,000	2,184,974
Series 0252 3.126%, 02/29/12 (ILS) (b)	3,255,000	849,531
Series 0412 3.110%, 04/04/12 (ILS) (b)	43,360,000	11,291,637
Series 0512 3.160%, 05/02/12 (ILS) (b)	22,840,000	5,935,329

		43,654,038

Lithuania—1.6%
Republic of Lithuania 6.750%, 01/15/15 (144A)	7,480,000	7,816,600
7.375%, 02/11/20 (144A)	6,420,000	6,965,700
6.125%, 03/09/21 (144A) (c)	930,000	930,000

		15,712,300

Malaysia—3.0%
Bank Negara Monetary Notes Series 0911 2.613%, 02/21/12 (MYR) (b)	6,590,000	2,070,925

Malaysia—(Continued)
Series 3511 2.661%, 01/03/12 (MYR) (b)	2,000,000	$630,915
Series 4011 2.663%, 03/08/12 (MYR) (b)	7,400,000	2,322,192
Series 4211 2.724%, 01/19/12 (MYR) (b)	150,000	47,263
Series 4711 2.619%, 04/05/12 (MYR) (b)	5,890,000	1,844,213
Series 4811 2.612%, 02/16/12 (MYR) (b)	4,790,000	1,505,896
Series 6111 2.816%, 04/19/12 (MYR) (b)	3,500,000	1,094,615
Series 6211 2.696%, 06/14/12 (MYR) (b)	400,000	124,533
Series 6811 2.723%, 05/17/12 (MYR) (b)	1,010,000	315,145
Malaysia Government Bond Series 0108 3.461%, 07/31/13 (MYR)	810,000	257,602
Series 0109 2.509%, 08/27/12 (MYR)	9,950,000	3,130,311
Series 0309 2.711%, 02/14/12 (MYR)	12,690,000	4,001,894
Series 0507 3.700%, 05/15/13 (MYR)	220,000	70,122
Series 0509 3.210%, 05/31/13 (MYR)	680,000	215,361
Series 3/03 3.702%, 02/25/13 (MYR)	7,614,000	2,423,217
Series 5/06 3.718%, 06/15/12 (MYR)	29,290,000	9,271,052
Malaysia Treasury Bill Series 182 2.621%, 01/20/12 (MYR) (b)	550,000	173,285
2.705%, 04/13/12 (MYR) (b)	240,000	75,096
Series 364 2.617%, 07/27/12 (MYR) (b)	1,000,000	310,235

		29,883,872

Mexico—7.1%
Mexican Bonos 7.750%, 12/14/17 (MXN)	195,000,000	15,313,205
Series M 9.000%, 06/20/13 (MXN)	170,280,000	12,918,639
Series MI 10 8.000%, 12/19/13 (MXN)	563,874,000	42,723,038

		70,954,882

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Multi-National—0.8%
Corp. Andina De Fomento 8.125%, 06/04/19	1,970,000	$2,429,607
European Investment Bank, Series EMTN 5.375%, 07/16/12 (NOK)	32,000,000	5,428,399

		7,858,006

Norway—3.7%
Norway Treasury Bill 2.469%, 03/21/12 (NOK) (b)	218,030,000	36,400,400

Peru—0.2%
Peru Government Bond 7.840%, 08/12/20 (PEN)	5,663,000	2,394,568

Poland—5.8%
Poland Government Bond 5.750%, 04/25/14 (PLN)	13,000,000	3,842,777
6.250%, 10/24/15 (PLN)	45,000,000	13,562,350
Series 0112 4.234%, 01/25/12 (PLN) (b)	4,980,000	1,442,336
Series 0113 4.582%, 01/25/13 (PLN) (b)	57,205,000	15,839,628
Series 0412 4.750%, 04/25/12 (PLN)	22,955,000	6,670,687
Series 0413 5.250%, 04/25/13 (PLN)	7,225,000	2,112,475
Series 0712 4.438%, 07/25/12 (PLN) (b)	3,880,000	1,099,189
Series 0713 4.340%, 07/25/13 (PLN) (b)	20,620,000	5,569,154
Series 1012 4.437%, 10/25/12 (PLN) (b)	21,755,000	6,092,082
Series 1013 5.000%, 10/24/13 (PLN)	6,080,000	1,771,642

		58,002,320

Qatar—0.5%
Qatar Government International Bond 6.550%, 04/09/19 (144A)	4,450,000	5,273,250

Russia—2.5%
Russian Foreign Bond - Eurobond 7.500%, 03/31/30 (144A)	21,042,000	24,487,628

South Africa—1.5%
South Africa Government International Bond 5.250%, 05/16/13 (EUR)	1,800,000	2,401,182

South Africa—(Continued)
4.500%, 04/05/16 (EUR)	2,000,000	$2,665,643
6.875%, 05/27/19	7,970,000	9,643,700

		14,710,525

South Korea—15.6%
Export-Import Bank of Korea 8.125%, 01/21/14	2,200,000	2,442,418
Korea Development Bank 8.000%, 01/23/14	2,200,000	2,421,751
Korea Treasury Bond Series 1206 4.000%, 06/10/12 (KRW)	49,990,000,000	43,510,567
Series 1212 4.250%, 12/10/12 (KRW)	4,446,000,000	3,889,208
Series 1303 5.250%, 03/10/13 (KRW)	1,423,000,000	1,261,477
Series 1306 3.750%, 06/10/13 (KRW)	32,159,600,000	28,054,673
Series 1312 3.000%, 12/10/13 (KRW)	78,521,800,000	67,741,411
Republic of Korea 7.125%, 04/16/19	4,200,000	5,261,584

		154,583,089

Sri Lanka—1.4%
Sri Lanka Government Bond Series A 6.900%, 08/01/12 (LKR)	12,400,000	107,684
7.000%, 03/01/14 (LKR)	900,000	7,486
11.750%, 03/15/15 (LKR)	11,590,000	106,708
6.500%, 07/15/15 (LKR)	68,400,000	542,505
11.000%, 08/01/15 (LKR)	522,600,000	4,746,864
6.400%, 08/01/16 (LKR)	56,200,000	431,001
Series B 6.600%, 06/01/14 (LKR)	13,600,000	111,481
11.000%, 09/01/15 (LKR)	762,125,000	6,920,978
6.400%, 10/01/16 (LKR)	35,400,000	270,342
Sri Lanka Treasury Bill Series 364 6.760%, 01/27/12 (LKR) (b)	8,200,000	71,513
6.728%, 02/03/12 (LKR) (b)	15,070,000	131,216
6.758%, 02/10/12 (LKR) (b)	56,610,000	492,116
6.755%, 02/17/12 (LKR) (b)	13,820,000	119,946
6.831%, 07/06/12 (LKR) (b)	900,000	7,576
6.722%, 09/14/12 (LKR) (b)	15,400,000	127,201
6.767%, 09/28/12 (LKR) (b)	4,200,000	34,568

		14,229,185

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Sweden—6.2%
Kommuninvest I Sverige Series 1210 1.750%, 10/08/12 (SEK)	6,060,000	$880,693
Sweden Government Bond Series 1046 5.500%, 10/08/12 (SEK)	291,780,000	43,858,345
Series 1055 1.500%, 08/30/13 (SEK)	116,280,000	16,927,042

		61,666,080

Ukraine—0.7%
Financing of Infrastructural Projects State Enterprise 7.400%, 04/20/18 (144A)	400,000	315,000
Ukraine Government International Bond 7.650%, 06/11/13 (144A)	320,000	308,800
4.950%, 10/13/15 (144A) (EUR)	150,000	159,549
6.250%, 06/17/16 (144A)	400,000	353,000
7.750%, 09/23/20 (144A)	200,000	174,000
7.950%, 02/23/21 (144A)	6,530,000	5,762,725

		7,073,074

United Arab Emirates—0.6%
Emirate of Abu Dhabi 6.750%, 04/08/19 (144A) (c)	4,600,000	5,646,500

United Kingdom—3.5%
United Kingdom Gilt 5.000%, 03/07/12 (GBP)	12,139,000	19,012,958
5.250%, 06/07/12 (GBP)	10,134,000	16,076,498

		35,089,456

Venezuela—0.4%
Venezuela Government International Bond 10.750%, 09/19/13 (c)	3,985,000	4,044,775

Vietnam—0.5%
Socialist Republic of Vietnam 6.750%, 01/29/20 (144A) (c)	5,080,000	5,143,500

Total Foreign Bonds & Debt Securities (Cost $849,585,643)		854,366,144

Municipals—1.0%
California State General Obligation Unlimited, Build America Bonds 6.650%, 03/01/22	815,000	944,707

Municipals—(Continued)
7.550%, 04/01/39	325,000	$397,709
7.625%, 03/01/40	3,245,000	3,995,731
City of Detroit, MI General Obligation Limited, District State Aid 4.500%, 11/01/23	280,000	302,630
Illinois State General Obligation Unlimited, Taxable 4.421%, 01/01/15	2,920,000	3,030,989
Tulare, CA Sewer Revenue Bonds Build America, FSA 8.750%, 11/15/44	1,585,000	1,769,573

Total Municipals (Cost $9,244,306)		10,441,339

Short-Term Investments—10.4%

Discount Notes—0.3%
Federal Home Loan Bank 0.001%, 01/03/12 (b)	3,055,000	3,055,000

Mutual Funds—1.2%
State Street Navigator Securities Lending Prime Portfolio (d)	11,778,860	11,778,860

Repurchase Agreement—8.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $88,604,098 on 01/03/12, collateralized by $49,000,000 Federal Home Loan Bank at 0.300% due 12/10/12 with a value of $49,000,000; by $40,480,000 Federal National Mortgage Association at 0.500% due 10/30/12 with a value of $40,581,200; by $785,000 U.S. Treasury Notes at 1.375% due 01/15/13 with a value of $799,719	88,604,000	88,604,000

Total Short-Term Investments (Cost $103,437,860)		103,437,860

Total Investments—97.4% (Cost $962,267,809#)		968,245,343
Other Assets and Liabilities (net)—2.6%		25,353,578

Net Assets—100.0%		$993,598,921

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2011

†	Par amount stated in U.S. dollars unless otherwise noted.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $970,557,210. The aggregate unrealized appreciation and depreciation of investments were $54,127,936 and $(56,439,803), respectively, resulting in net unrealized depreciation of $(2,311,867) for federal income tax purposes.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Zero coupon bond—Interest rate represents current yield to maturity.
(c)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $11,428,994 and the collateral received consisted of cash in the amount of $11,778,860. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(d)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $63,336,252, which is 6.4% of net assets.
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(EGP)—	Egyptian Pound
(EUR)—	Euro
(FSA)—	Financial Security Assurance, Inc.
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(ILS)—	Israeli Shekel
(KRW)—	South Korean Won
(LKR)—	Sri Lanka Rupee
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(PEN)—	Peruvian Nuevo Sol
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona

Top Industries as of December 31, 2011 (Unaudited)
% of Net Assets
Global Government High Yield	43.2%
Global Government Investment Grade	39.7%
Foreign Corporate Investment Grade	4.1%

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Bonds & Debt Securities*	$—	$854,366,144	$—	$854,366,144
Municipals	—	10,441,339	—	10,441,339
Short-Term Investments
Discount Notes	—	3,055,000	—	3,055,000
Mutual Funds	11,778,860	—	—	11,778,860
Repurchase Agreement	—	88,604,000	—	88,604,000
Total Short-Term Investments	11,778,860	91,659,000	—	103,437,860
Total Investments	$11,778,860	$956,466,483	$—	$968,245,343

Forwards**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$24,363,239	$—	$24,363,239
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(23,379,926)	—	(23,379,926)
Total Forward Contracts	$—	$983,313	$—	$983,313

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards are valued on the unrealized appreciation/depreciation on the instrument.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$879,641,343
Repurchase Agreement	88,604,000
Cash	684
Cash denominated in foreign currencies (c)	19,190,983
Collateral for forward currency exchange contracts	5,390,000
Receivable for investments sold	1,950,998
Receivable for shares sold	376,400
Dividends receivable	2,074
Interest receivable	9,993,816
Unrealized appreciation on forward currency exchange contracts	24,363,239

Total assets	1,029,513,537

Liabilities
Payables for:
Shares redeemed	73,264
Unrealized depreciation on forward currency exchange contracts	23,379,926
Collateral for securities loaned	11,778,860
Accrued Expenses:
Management fees	504,644
Distribution and service fees - Class B	14,258
Administration fees	4,308
Custodian and accounting fees	101,725
Deferred trustees’ fees	25,067
Other expenses	32,564

Total liabilities	35,914,616

Net Assets	$993,598,921

Net Assets Represented by
Paid in surplus	$923,658,958
Accumulated net realized loss	(30,033,103)
Unrealized appreciation on investments and foreign currency transactions	6,359,455
Undistributed net investment income	93,613,611

Net Assets	$993,598,921

Net Assets
Class A	$926,294,031
Class B	67,304,890
Capital Shares Outstanding*
Class A	80,246,947
Class B	5,862,515
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.54
Class B	11.48

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $873,663,809.
(b)	Includes securities loaned at value of $11,428,994.
(c)	Identified cost of cash denominated in foreign currencies was $19,480,598.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Interest (a)(b)	$45,290,204

Total investment income	45,290,204

Expenses
Management fees	5,632,227
Administration fees	48,608
Custodian and accounting fees	1,071,611
Distribution and service fees—Class B	152,917
Audit and tax services	54,041
Legal	33,758
Trustees’ fees and expenses	36,224
Shareholder reporting	28,030
Insurance	6,062
Miscellaneous	12,322

Total expenses	7,075,800

Net investment income	38,214,404

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	6,898,240
Foreign currency transactions	36,671,801

Net realized gain on investments and foreign currency transactions	43,570,041

Net change in unrealized depreciation from:
Investments	(75,154,780)
Foreign currency transactions	(16,577,023)

Net change in unrealized depreciation on investments and foreign currency transactions	(91,731,803)

Net realized and unrealized loss on investments and foreign currency transactions	(48,161,762)

Net Decrease in Net Assets from Operations	$(9,947,358)

(a)	Net of foreign withholding taxes of $1,913,311.
(b)	Includes net income on securities loaned of $19,292.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$38,214,404	$29,710,481
Net realized gain on investments and foreign currency transactions	43,570,041	1,968,920
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(91,731,803)	61,582,365

Net increase (decrease) in net assets resulting from operations	(9,947,358)	93,261,766

Distributions to Shareholders
From net investment income
Class A	(57,280,722)	(5,154,619)
Class B	(4,183,692)	(126,328)
From net realized capital gains
Class A	(1,033,286)	(242,709)
Class B	(76,546)	(6,186)

Net decrease in net assets resulting from distributions	(62,574,246)	(5,529,842)

Net increase in net assets from capital share transactions	272,517,210	51,134,899

Net Increase in Net Assets	199,995,606	138,866,823
Net assets at beginning of period	793,603,315	654,736,492

Net assets at end of period	$993,598,921	$793,603,315

Undistributed net investment income at end of period	$93,613,611	$56,087,262

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	22,655,253	$275,724,425	8,666,240	$102,423,969
Reinvestments	4,799,507	58,314,007	453,557	5,397,328
Redemptions	(7,215,219)	(87,654,514)	(7,653,035)	(90,754,559)

Net increase	20,239,541	$246,383,918	1,466,762	$17,066,738

Class B
Sales	2,977,944	$36,224,622	3,272,066	$38,940,878
Reinvestments	352,086	4,260,239	11,154	132,514
Redemptions	(1,200,512)	(14,351,569)	(429,661)	(5,005,231)

Net increase	2,129,518	$26,133,292	2,853,559	$34,068,161

Increase derived from capital shares transactions		$272,517,210		$51,134,899

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009(b)
Net Asset Value, Beginning of Period	$12.45	$11.02	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.50	0.49	0.34
Net realized and unrealized gain (loss) on investments	(0.47)	1.03	0.68

Total from investment operations	0.03	1.52	1.02

Less Distributions
Distributions from net investment income	(0.92)	(0.09)	0.00
Distributions from net realized capital gains	(0.02)	0.00 ++	0.00

Total distributions	(0.94)	(0.09)	0.00

Net Asset Value, End of Period	$11.54	$12.45	$11.02

Total Return (%)	(0.06)	13.73	10.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.74	0.73	0.73	*
Ratio of net expenses to average net assets (%)(c)	0.74	0.73	0.73	*
Ratio of net investment income to average net assets (%)	4.09	4.18	4.87	*
Portfolio turnover rate (%)	46.4	17.5	14.8
Net assets, end of period (in millions)	$926.3	$747.3	$645.1

	Class B
	Year Ended December 31,
	2011	2010	2009(b)
Net Asset Value, Beginning of Period	$12.41	$11.00	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.46	0.46	0.41
Net realized and unrealized gain (loss) on investments	(0.46)	1.03	0.59

Total from investment operations	0.00	1.49	1.00

Less Distributions
Distributions from net investment income	(0.91)	(0.08)	0.00
Distributions from net realized capital gains	(0.02)	(0.00)++	0.00

Total distributions	(0.93)	(0.08)	0.00

Net Asset Value, End of Period	$11.48	$12.41	$11.00

Total Return (%)	(0.33)	13.54	10.00

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.99	0.98	0.98	*
Ratio of net expenses to average net assets (%)(c)	0.99	0.98	0.98	*
Ratio of net investment income to average net assets (%)	3.81	3.86	5.71	*
Portfolio turnover rate (%)	46.4	17.5	14.8
Net assets, end of period (in millions)	$67.3	$46.3	$9.7

*	Annualized.
++	Distributions from net realized capital gains were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 5/1/2009.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Met/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

14

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, certain foreign withholding taxes, deferred trustees’ compensation, forward transactions and premium amortization adjustments, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

15

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly

16

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Franklin Advisers, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$5,632,227	0.60%	ALL

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B

17

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
Foreign Government	Non Government	Foreign Government	Non Government

$620,448,159	$603,105	$383,238,059	$10,340,517

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. The Portfolio may also enter into these contracts for other portfolio management purposes. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Currency	Unrealized appreciation on forward foreign currency exchange contracts	$24,363,237	Unrealized depreciation on forward foreign currency exchange contracts	$23,379,924

18

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

Transactions in derivative instruments during the year ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Currency

Foreign currency transactions	$10,248,351

Statement of Operations Location - Net Change in Unrealized Gain (Loss)	Currency

Foreign currency transactions	$(15,724,552)

For the year ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount (a)

Foreign currency transactions	$844,175,469

(a)	Averages are based on activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized (Depreciation)

2/8/2012	Morgan Stanley & Co., Inc.	4,007,013	AUD	$4,090,910	3,896,219	$194,691

2/8/2012	UBS AG	4,005,906	AUD	4,089,781	3,884,728	205,053

1/4/2012	Deutsche Bank AG London	11,600,000	BRL	6,219,006	6,451,613	(232,607)

1/13/2012	Morgan Stanley & Co., Inc.	864,300,000	CLP	1,661,444	1,703,222	(41,778)

2/10/2012	Deutsche Bank AG London	438,900,000	CLP	840,485	891,711	(51,226)

2/13/2012	Barclays Bank plc	438,100,000	CLP	838,678	889,002	(50,324)

2/14/2012	Deutsche Bank AG London	433,400,000	CLP	829,589	883,768	(54,179)

2/14/2012	Morgan Stanley & Co., Inc.	753,400,000	CLP	1,442,115	1,549,727	(107,612)

2/16/2012	Morgan Stanley & Co., Inc.	681,880,000	CLP	1,304,930	1,416,452	(111,522)

2/16/2012	Morgan Stanley & Co., Inc.	682,020,000	CLP	1,305,198	1,416,154	(110,956)

2/21/2012	Deutsche Bank AG London	360,850,000	CLP	690,190	746,175	(55,985)

2/21/2012	JPMorgan Chase Bank N.A.	405,100,000	CLP	774,826	831,614	(56,788)

2/22/2012	JPMorgan Chase Bank N.A.	687,600,000	CLP	1,315,014	1,427,296	(112,282)

2/23/2012	Deutsche Bank AG London	245,250,000	CLP	468,982	506,673	(37,691)

2/27/2012	Deutsche Bank AG London	303,150,000	CLP	579,448	626,291	(46,843)

2/27/2012	Morgan Stanley & Co., Inc.	865,080,000	CLP	1,653,535	1,783,027	(129,492)

2/28/2012	JPMorgan Chase Bank N.A.	246,100,000	CLP	470,350	506,900	(36,550)

2/28/2012	Morgan Stanley & Co., Inc.	313,500,000	CLP	599,166	639,665	(40,499)

2/29/2012	Barclays Bank plc	769,600,000	CLP	1,470,711	1,567,733	(97,022)

2/29/2012	Deutsche Bank AG London	303,150,000	CLP	579,322	626,291	(46,969)

3/1/2012	Barclays Bank plc	385,400,000	CLP	736,422	783,971	(47,549)

3/1/2012	Deutsche Bank AG London	39,050,000	CLP	74,617	79,515	(4,898)

19

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized (Depreciation)

3/2/2012	Deutsche Bank AG London	39,050,000	CLP	$74,609	79,515	$(4,906)

3/12/2012	Morgan Stanley & Co., Inc.	113,400,000	CLP	216,429	230,582	(14,153)

3/21/2012	JPMorgan Chase Bank N.A.	408,600,000	CLP	779,086	820,070	(40,984)

5/4/2012	Deutsche Bank AG London	1,182,768,000	CLP	2,246,214	2,460,000	(213,786)

5/9/2012	Deutsche Bank AG London	8,066,295,000	CLP	15,312,433	16,573,444	(1,261,011)

5/9/2012	JPMorgan Chase Bank N.A.	8,126,730,000	CLP	15,427,158	16,825,528	(1,398,370)

5/9/2012	JPMorgan Chase Bank N.A.	1,186,950,000	CLP	2,253,214	2,460,000	(206,786)

5/11/2012	Morgan Stanley & Co., Inc.	440,900,000	CLP	836,831	908,080	(71,249)

1/24/2012	Barclays Bank plc	343,858	GBP	534,107	544,819	(10,712)

1/24/2012	Citibank N.A.	228,975	GBP	355,662	361,842	(6,180)

1/24/2012	Deutsche Bank AG London	342,887	GBP	532,599	542,763	(10,164)

1/26/2012	Deutsche Bank AG London	179,999	GBP	279,583	286,405	(6,822)

1/27/2012	Barclays Bank plc	228,120	GBP	354,324	358,793	(4,469)

1/27/2012	JPMorgan Chase Bank N.A.	45,301	GBP	70,363	72,074	(1,711)

1/27/2012	Morgan Stanley & Co., Inc.	135,950	GBP	211,162	214,017	(2,855)

1/30/2012	JPMorgan Chase Bank N.A.	89,988	GBP	139,769	141,629	(1,860)

1/31/2012	Morgan Stanley & Co., Inc.	44,245	GBP	68,721	70,044	(1,323)

2/1/2012	Barclays Bank plc	18,383	GBP	28,552	28,984	(432)

2/1/2012	Citibank N.A.	148,153	GBP	230,107	234,344	(4,237)

2/1/2012	Morgan Stanley & Co., Inc.	170,575	GBP	264,932	268,880	(3,948)

2/14/2012	Barclays Bank plc	995,417	GBP	1,545,860	1,586,078	(40,218)

3/29/2012	Deutsche Bank AG London	1,088,279	GBP	1,689,312	1,733,694	(44,382)

3/29/2012	Morgan Stanley & Co., Inc.	1,088,136	GBP	1,689,090	1,733,694	(44,604)

3/30/2012	Barclays Bank plc	2,182,889	GBP	3,388,415	3,467,388	(78,973)

4/2/2012	Credit Suisse London	1,309,025	GBP	2,031,885	2,080,433	(48,548)

9/28/2012	Deutsche Bank AG London	308,000,000	HUF	1,235,174	1,415,441	(180,267)

9/28/2012	Deutsche Bank AG London	314,100,000	HUF	1,259,637	1,421,589	(161,952)

3/30/2012	Morgan Stanley & Co., Inc.	1,525,657	ILS	399,363	426,209	(26,846)

3/30/2012	Morgan Stanley & Co., Inc.	926,692	ILS	242,575	258,889	(16,314)

5/10/2012	HSBC Bank plc	1,228,565,000	INR	22,623,469	25,821,038	(3,197,569)

7/19/2012	JPMorgan Chase Bank N.A.	7,329,000	INR	133,600	157,715	(24,115)

7/19/2012	JPMorgan Chase Bank N.A.	7,329,000	INR	133,600	157,715	(24,115)

8/24/2012	Deutsche Bank AG London	49,984,000	INR	907,310	1,057,901	(150,591)

8/24/2012	HSBC Bank plc	57,675,000	INR	1,046,917	1,221,972	(175,055)

9/6/2012	Deutsche Bank AG London	35,346,000	INR	640,625	744,769	(104,144)

10/29/2012	Deutsche Bank AG London	78,899,000	INR	1,422,308	1,527,437	(105,129)

10/29/2012	HSBC Bank plc	80,751,000	INR	1,455,694	1,565,716	(110,022)

10/31/2012	Deutsche Bank AG London	166,621,000	INR	3,003,158	3,239,146	(235,988)

10/31/2012	HSBC Bank plc	120,290,000	INR	2,168,093	2,337,998	(169,905)

20

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized (Depreciation)

6/27/2012	Deutsche Bank AG London	1,159,000,000	KRW	$997,191	987,938	$9,253

6/27/2012	Deutsche Bank AG London	1,162,000,000	KRW	999,772	999,054	718

9/26/2012	HSBC Bank plc	2,328,000,000	KRW	2,000,369	1,971,278	29,091

5/11/2012	JPMorgan Chase Bank N.A.	50,424,120	MYR	15,826,577	16,660,869	(834,292)

6/6/2012	HSBC Bank plc	99,141,840	MYR	31,103,911	32,345,385	(1,241,474)

8/27/2012	HSBC Bank plc	10,421,193	MYR	3,263,386	3,484,649	(221,263)

8/27/2012	JPMorgan Chase Bank N.A.	7,165,900	MYR	2,243,994	2,396,061	(152,067)

10/12/2012	JPMorgan Chase Bank N.A.	58,458,531	MYR	18,286,304	18,211,380	74,924

1/13/2012	JPMorgan Chase Bank N.A.	141,109,000	PHP	3,216,426	3,205,202	11,224

1/17/2012	HSBC Bank plc	22,640,000	PHP	515,969	514,744	1,225

1/18/2012	Deutsche Bank AG London	25,275,000	PHP	575,997	567,276	8,721

1/18/2012	HSBC Bank plc	44,316,000	PHP	1,009,926	994,859	15,067

1/19/2012	Deutsche Bank AG London	15,814,000	PHP	360,373	356,091	4,282

1/19/2012	JPMorgan Chase Bank N.A.	63,113,000	PHP	1,438,235	1,402,979	35,256

1/26/2012	HSBC Bank plc	58,332,000	PHP	1,328,899	1,295,403	33,496

1/31/2012	Deutsche Bank AG London	49,803,000	PHP	1,134,359	1,155,227	(20,868)

2/3/2012	Deutsche Bank AG London	59,600,000	PHP	1,357,336	1,341,104	16,232

2/3/2012	HSBC Bank plc	21,300,000	PHP	485,088	478,856	6,232

2/3/2012	HSBC Bank plc	16,800,000	PHP	382,605	377,859	4,746

2/6/2012	HSBC Bank plc	16,800,000	PHP	382,557	379,661	2,896

2/6/2012	HSBC Bank plc	15,700,000	PHP	357,509	354,802	2,707

2/7/2012	JPMorgan Chase Bank N.A.	23,000,000	PHP	523,709	518,018	5,691

5/4/2012	JPMorgan Chase Bank N.A.	210,512,040	PHP	4,769,451	4,920,000	(150,549)

5/7/2012	Deutsche Bank AG London	211,958,520	PHP	4,801,368	4,920,000	(118,632)

9/24/2012	Deutsche Bank AG London	62,498,000	PHP	1,408,568	1,404,607	3,961

9/28/2012	HSBC Bank plc	22,900,000	PHP	516,076	523,860	(7,784)

10/3/2012	HSBC Bank plc	18,300,000	PHP	412,370	416,904	(4,534)

10/4/2012	Deutsche Bank AG London	75,232,000	PHP	1,695,235	1,727,486	(32,251)

10/4/2012	HSBC Bank plc	60,346,000	PHP	1,359,803	1,368,980	(9,177)

10/5/2012	Deutsche Bank AG London	89,947,000	PHP	2,026,789	2,065,373	(38,584)

10/5/2012	HSBC Bank plc	89,969,000	PHP	2,027,285	2,028,110	(825)

10/9/2012	Deutsche Bank AG London	73,838,000	PHP	1,663,719	1,696,450	(32,731)

10/9/2012	JPMorgan Chase Bank N.A.	23,762,000	PHP	535,406	544,750	(9,344)

10/11/2012	Deutsche Bank AG London	59,085,000	PHP	1,331,270	1,357,340	(26,070)

10/11/2012	HSBC Bank plc	59,197,000	PHP	1,333,794	1,361,132	(27,338)

10/11/2012	HSBC Bank plc	29,555,000	PHP	665,917	679,566	(13,649)

10/11/2012	JPMorgan Chase Bank N.A.	29,478,000	PHP	664,182	675,791	(11,609)

10/12/2012	Deutsche Bank AG London	17,593,000	PHP	396,391	403,047	(6,656)

10/12/2012	JPMorgan Chase Bank N.A.	41,339,000	PHP	931,416	955,815	(24,399)

21

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized (Depreciation)

10/15/2012	HSBC Bank plc	29,334,000	PHP	$660,904	672,259	$(11,355)

10/15/2012	JPMorgan Chase Bank N.A.	48,518,000	PHP	1,093,125	1,110,506	(17,381)

10/15/2012	JPMorgan Chase Bank N.A.	24,453,000	PHP	550,934	563,303	(12,369)

10/19/2012	Deutsche Bank AG London	16,007,000	PHP	360,624	366,545	(5,921)

10/19/2012	HSBC Bank plc	58,332,000	PHP	1,314,172	1,352,752	(38,580)

10/22/2012	Deutsche Bank AG London	63,989,000	PHP	1,441,565	1,465,621	(24,056)

10/22/2012	JPMorgan Chase Bank N.A.	32,130,000	PHP	723,835	739,811	(15,976)

10/29/2012	JPMorgan Chase Bank N.A.	31,270,000	PHP	704,398	726,517	(22,119)

10/29/2012	Morgan Stanley & Co., Inc.	6,810,000	PHP	153,404	157,639	(4,235)

11/14/2012	Deutsche Bank AG London	18,200,000	PHP	409,897	420,907	(11,010)

2/7/2012	Deutsche Bank AG London	2,353,000	SGD	1,816,945	1,842,542	(25,597)

2/7/2012	HSBC Bank plc	2,353,000	SGD	1,816,945	1,842,773	(25,828)

2/8/2012	Deutsche Bank AG London	4,218,000	SGD	3,257,064	3,316,948	(59,884)

2/8/2012	Deutsche Bank AG London	469,000	SGD	362,153	368,479	(6,326)

2/9/2012	Barclays Bank plc	654,403	SGD	505,318	513,717	(8,399)

2/13/2012	HSBC Bank plc	2,333,200	SGD	1,801,650	1,832,170	(30,520)

2/14/2012	HSBC Bank plc	1,679,900	SGD	1,297,184	1,319,152	(21,968)

2/17/2012	Barclays Bank plc	1,863,000	SGD	1,438,568	1,458,146	(19,578)

2/17/2012	Deutsche Bank AG London	2,796,000	SGD	2,159,010	2,186,989	(27,979)

2/17/2012	HSBC Bank plc	2,796,000	SGD	2,159,010	2,187,058	(28,048)

2/24/2012	Deutsche Bank AG London	3,648,000	SGD	2,816,895	2,853,857	(36,962)

2/27/2012	Deutsche Bank AG London	2,274,000	SGD	1,755,924	1,783,390	(27,466)

2/29/2012	Deutsche Bank AG London	2,277,000	SGD	1,758,238	1,783,476	(25,238)

3/19/2012	Deutsche Bank AG London	3,051,000	SGD	2,356,114	2,391,684	(35,570)

3/19/2012	HSBC Bank plc	3,488,000	SGD	2,693,585	2,733,628	(40,043)

3/19/2012	JPMorgan Chase Bank N.A.	4,370,000	SGD	3,374,703	3,416,999	(42,296)

3/21/2012	Deutsche Bank AG London	3,284,900	SGD	2,536,776	2,562,524	(25,748)

3/21/2012	HSBC Bank plc	2,625,000	SGD	2,027,166	2,050,061	(22,895)

5/4/2012	Deutsche Bank AG London	3,002,184	SGD	2,319,448	2,460,000	(140,552)

5/7/2012	Morgan Stanley & Co., Inc.	3,014,189	SGD	2,328,801	2,460,000	(131,199)

7/31/2012	JPMorgan Chase Bank N.A.	12,676,300	SGD	9,804,385	10,585,637	(781,252)

8/1/2012	Morgan Stanley & Co., Inc.	10,161,130	SGD	7,859,168	8,468,526	(609,358)

8/6/2012	Credit Suisse Financial Products London	7,818,300	SGD	6,047,574	6,526,670	(479,096)

8/6/2012	Deutsche Bank AG London	7,822,083	SGD	6,050,500	6,526,670	(476,170)

Net Unrealized Depreciation						$(15,287,071)

22

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Forward Foreign Currency Exchange Contracts to Sell:
Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

1/5/2012	Deutsche Bank AG London	15,484,300	EUR	$20,085,564	20,641,346	$555,782

1/11/2012	UBS AG	8,953,000	EUR	11,613,819	11,588,987	(24,832)

1/18/2012	Deutsche Bank AG London	1,805,000	EUR	2,341,531	2,393,078	51,547

1/27/2012	Citibank N.A.	1,858,400	EUR	2,410,921	2,512,798	101,877

2/8/2012	Citibank N.A.	2,553,000	EUR	3,312,282	3,448,873	136,591

2/8/2012	UBS AG	1,915,000	EUR	2,484,536	2,593,772	109,236

2/9/2012	Barclays Bank plc	558,000	EUR	723,961	752,184	28,223

2/9/2012	Deutsche Bank AG London	137,000	EUR	177,747	184,517	6,770

2/9/2012	HSBC Bank plc	419,000	EUR	543,620	563,471	19,851

2/10/2012	Barclays Bank plc	465,000	EUR	603,307	630,540	27,233

2/13/2012	UBS AG	446,000	EUR	578,675	605,565	26,890

2/16/2012	JPMorgan Chase Bank N.A.	956,000	EUR	1,240,428	1,278,746	38,318

2/16/2012	UBS AG	956,000	EUR	1,240,428	1,279,291	38,863

2/17/2012	Deutsche Bank AG London	1,022,000	EUR	1,326,079	1,371,340	45,261

2/21/2012	UBS AG	1,022,000	EUR	1,326,136	1,368,264	42,128

2/27/2012	Deutsche Bank AG London	1,592,000	EUR	2,065,894	2,169,211	103,317

2/29/2012	Deutsche Bank AG London	966,320	EUR	1,253,994	1,320,476	66,482

3/1/2012	Deutsche Bank AG London	455,000	EUR	590,460	620,370	29,910

3/5/2012	Deutsche Bank AG London	457,000	EUR	593,081	624,582	31,501

3/8/2012	HSBC Bank plc	714,000	EUR	926,640	986,748	60,108

3/8/2012	Morgan Stanley & Co., Inc.	2,023,000	EUR	2,625,481	2,798,719	173,238

3/8/2012	UBS AG	2,677,000	EUR	3,474,253	3,703,763	229,510

3/26/2012	Deutsche Bank AG London	1,040,000	EUR	1,350,015	1,455,594	105,579

4/4/2012	Deutsche Bank AG London	1,420,000	EUR	1,843,486	1,994,745	151,259

4/5/2012	Deutsche Bank AG London	952,000	EUR	1,235,934	1,332,457	96,523

4/10/2012	Deutsche Bank AG London	3,184,000	EUR	4,133,960	4,484,346	350,386

4/10/2012	HSBC Bank plc	3,821,000	EUR	4,961,011	5,368,581	407,570

4/10/2012	UBS AG	1,911,000	EUR	2,481,155	2,683,331	202,176

4/12/2012	UBS AG	3,193,000	EUR	4,145,777	4,551,861	406,084

4/16/2012	HSBC Bank plc	2,625,000	EUR	3,408,506	3,761,835	353,329

4/23/2012	Deutsche Bank AG London	3,529,000	EUR	4,582,843	4,989,477	406,634

5/4/2012	Deutsche Bank AG London	14,310,000	EUR	18,586,572	21,004,218	2,417,646

5/7/2012	Deutsche Bank AG London	1,650,000	EUR	2,143,208	2,420,550	277,342

5/7/2012	Deutsche Bank AG London	4,940,000	EUR	6,416,636	7,233,642	817,006

5/7/2012	Morgan Stanley & Co., Inc.	7,580,000	EUR	9,845,770	11,083,855	1,238,085

5/11/2012	Deutsche Bank AG London	8,138,999	EUR	10,572,537	11,506,998	934,461

23

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

5/11/2012	UBS AG	17,552,000	EUR	$22,800,000	24,861,706	$2,061,706

5/18/2012	Deutsche Bank AG London	469,000	EUR	609,298	657,046	47,748

5/21/2012	Deutsche Bank AG London	587,000	EUR	762,633	819,593	56,960

5/21/2012	Deutsche Bank AG London	98,000	EUR	127,322	137,474	10,152

5/21/2012	UBS AG	469,000	EUR	609,327	655,099	45,772

6/6/2012	Deutsche Bank AG London	195,330	EUR	253,839	279,535	25,696

6/7/2012	Deutsche Bank AG London	505,700	EUR	657,186	728,284	71,098

6/7/2012	UBS AG	263,000	EUR	341,784	377,510	35,726

6/11/2012	Deutsche Bank AG London	152,000	EUR	197,545	220,198	22,653

6/11/2012	Deutsche Bank AG London	2,880,200	EUR	3,743,226	4,152,816	409,590

6/13/2012	Deutsche Bank AG London	1,280,000	EUR	1,663,594	1,836,416	172,822

6/14/2012	Deutsche Bank AG London	266,000	EUR	345,721	380,077	34,356

7/16/2012	Deutsche Bank AG London	776,000	EUR	1,009,125	1,087,207	78,082

7/16/2012	Morgan Stanley & Co., Inc.	3,154,000	EUR	4,101,520	4,400,224	298,704

7/16/2012	UBS AG	3,585,000	EUR	4,662,001	5,022,047	360,046

7/18/2012	Deutsche Bank AG London	1,218,000	EUR	1,583,972	1,708,476	124,504

7/18/2012	Morgan Stanley & Co., Inc.	716,000	EUR	931,136	1,002,400	71,264

7/18/2012	UBS AG	3,585,000	EUR	4,662,182	5,027,066	364,884

7/19/2012	Barclays Bank plc	913,000	EUR	1,187,352	1,279,204	91,852

7/20/2012	Deutsche Bank AG London	670,000	EUR	871,348	934,550	63,202

7/20/2012	Morgan Stanley & Co., Inc.	4,966,000	EUR	6,458,382	6,920,369	461,987

7/23/2012	Deutsche Bank AG London	609,000	EUR	792,063	854,275	62,212

8/1/2012	Barclays Bank plc	97,460	EUR	126,778	138,120	11,342

8/2/2012	Barclays Bank plc	48,862	EUR	63,562	69,663	6,101

8/6/2012	Barclays Bank plc	1,143,798	EUR	1,488,025	1,624,879	136,854

8/6/2012	Deutsche Bank AG London	772,000	EUR	1,004,334	1,085,972	81,638

8/6/2012	Deutsche Bank AG London	590,600	EUR	768,342	839,207	70,865

8/8/2012	Citibank N.A.	502,668	EUR	653,972	705,721	51,749

8/8/2012	Deutsche Bank AG London	826,900	EUR	1,075,798	1,163,655	87,857

8/8/2012	Deutsche Bank AG London	1,711,000	EUR	2,226,014	2,407,805	181,791

8/9/2012	Citibank N.A.	146,742	EUR	190,915	206,473	15,558

8/9/2012	Deutsche Bank AG London	1,351,000	EUR	1,757,688	1,914,489	156,801

8/9/2012	Deutsche Bank AG London	592,000	EUR	770,208	837,378	67,170

8/10/2012	Deutsche Bank AG London	900,000	EUR	1,170,947	1,271,961	101,014

8/13/2012	Deutsche Bank AG London	675,000	EUR	878,262	956,718	78,456

8/13/2012	Deutsche Bank AG London	1,035,000	EUR	1,346,668	1,465,187	118,519

8/20/2012	Barclays Bank plc	3,901,000	EUR	5,076,396	5,591,881	515,485

8/20/2012	Barclays Bank plc	2,600,000	EUR	3,383,397	3,749,096	365,699

24

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

8/20/2012	Credit Suisse Financial Products London	2,600,000	EUR	$3,383,397	3,734,120	$350,723

8/20/2012	Deutsche Bank AG London	2,600,000	EUR	3,383,397	3,728,322	344,925

8/20/2012	Morgan Stanley & Co., Inc.	1,300,000	EUR	1,691,698	1,865,305	173,607

8/22/2012	UBS AG	2,270,000	EUR	2,954,081	3,232,707	278,626

8/22/2012	UBS AG	2,271,000	EUR	2,955,382	3,234,358	278,976

8/23/2012	Barclays Bank plc	416,915	EUR	542,566	599,524	56,958

8/24/2012	Barclays Bank plc	698,541	EUR	909,087	1,002,127	93,040

8/27/2012	Barclays Bank plc	2,255,000	EUR	2,934,847	3,242,916	308,069

8/27/2012	Barclays Bank plc	449,732	EUR	585,319	648,289	62,970

8/29/2012	Deutsche Bank AG London	421,287	EUR	548,320	603,114	54,794

8/31/2012	Deutsche Bank AG London	19,595	EUR	25,505	28,340	2,835

9/6/2012	Deutsche Bank AG London	225,000	EUR	292,891	319,235	26,344

9/10/2012	Barclays Bank plc	429,852	EUR	559,598	603,555	43,957

9/10/2012	Deutsche Bank AG London	495,000	EUR	644,411	692,411	48,000

9/12/2012	Barclays Bank plc	421,332	EUR	548,528	589,022	40,494

9/13/2012	Deutsche Bank AG London	225,000	EUR	292,931	307,870	14,939

9/14/2012	Barclays Bank plc	1,201,923	EUR	1,564,833	1,644,020	79,187

9/17/2012	UBS AG	1,120,359	EUR	1,458,727	1,535,676	76,949

9/19/2012	Barclays Bank plc	281,896	EUR	367,048	390,764	23,716

9/24/2012	Barclays Bank plc	685,747	EUR	892,977	932,973	39,996

9/24/2012	Deutsche Bank AG London	1,923,000	EUR	2,504,122	2,626,683	122,561

9/24/2012	Deutsche Bank AG London	1,384,000	EUR	1,802,239	1,892,454	90,215

9/26/2012	Deutsche Bank AG London	1,538,000	EUR	2,002,855	2,080,745	77,890

9/28/2012	Credit Suisse Financial Products London	2,430,000	EUR	3,164,582	3,279,285	114,703

9/28/2012	Credit Suisse Financial Products London	1,200,000	EUR	1,562,757	1,628,400	65,643

9/28/2012	Deutsche Bank AG London	3,240,000	EUR	4,219,443	4,350,931	131,488

9/28/2012	Deutsche Bank AG London	1,200,000	EUR	1,562,757	1,631,772	69,015

9/28/2012	HSBC Bank plc	1,620,000	EUR	2,109,721	2,176,276	66,555

9/28/2012	Morgan Stanley & Co., Inc.	1,200,000	EUR	1,562,757	1,630,290	67,533

10/5/2012	UBS AG	2,310,000	EUR	3,008,731	3,078,133	69,402

10/9/2012	UBS AG	3,220,000	EUR	4,194,389	4,278,092	83,703

10/11/2012	UBS AG	3,217,000	EUR	4,190,682	4,310,780	120,098

10/24/2012	Barclays Bank plc	268,031	EUR	349,264	368,301	19,037

10/25/2012	Barclays Bank plc	2,045,873	EUR	2,665,985	2,838,444	172,459

10/26/2012	Citibank N.A.	799,500	EUR	1,041,856	1,113,040	71,184

10/29/2012	Deutsche Bank AG London	8,218,000	EUR	10,709,931	11,399,352	689,421

25

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

10/29/2012	UBS AG	4,118,000	EUR	$5,366,695	5,732,256	$365,561

10/31/2012	Deutsche Bank AG London	1,370,039	EUR	1,785,559	1,931,495	145,936

11/2/2012	Deutsche Bank AG London	92,609	EUR	120,702	128,814	8,112

11/5/2012	Barclays Bank plc	652,963	EUR	851,102	900,175	49,073

11/5/2012	Deutsche Bank AG London	1,990,000	EUR	2,593,859	2,746,658	152,799

11/7/2012	Deutsche Bank AG London	1,525,000	EUR	1,987,851	2,101,145	113,294

11/8/2012	Barclays Bank plc	413,121	EUR	538,520	568,103	29,583

11/15/2012	Barclays Bank plc	309,733	EUR	403,817	422,584	18,767

11/19/2012	Barclays Bank plc	86,267	EUR	112,482	118,259	5,777

11/21/2012	Barclays Bank plc	302,256	EUR	394,124	410,161	16,037

12/3/2012	Deutsche Bank AG London	1,380,000	EUR	1,799,960	1,857,342	57,382

12/12/2012	Barclays Bank plc	1,340,000	EUR	1,748,164	1,804,578	56,414

1/4/2012	Deutsche Bank AG London	296,207,000	JPY	3,847,344	3,822,519	(24,825)

1/10/2012	Barclays Bank plc	88,890,000	JPY	1,154,651	1,074,849	(79,802)

1/10/2012	Citibank N.A.	44,450,000	JPY	577,391	537,823	(39,568)

1/10/2012	UBS AG	44,440,000	JPY	577,261	537,448	(39,813)

1/12/2012	Deutsche Bank AG London	44,590,000	JPY	579,226	539,302	(39,924)

1/12/2012	HSBC Bank plc	44,630,000	JPY	579,746	540,871	(38,875)

1/13/2012	Barclays Bank plc	138,210,000	JPY	1,795,382	1,673,245	(122,137)

1/13/2012	HSBC Bank plc	139,260,000	JPY	1,809,021	1,687,243	(121,778)

1/13/2012	UBS AG	109,940,000	JPY	1,428,147	1,331,573	(96,574)

1/26/2012	Barclays Bank plc	411,460,000	JPY	5,345,998	5,001,945	(344,053)

1/26/2012	Deutsche Bank AG London	102,590,000	JPY	1,332,927	1,248,084	(84,843)

1/26/2012	Deutsche Bank AG London	239,615,982	JPY	3,113,271	2,919,725	(193,546)

1/26/2012	UBS AG	359,980,000	JPY	4,677,131	4,379,052	(298,079)

1/27/2012	HSBC Bank plc	443,025,359	JPY	5,756,205	5,405,385	(350,820)

2/10/2012	HSBC Bank plc	157,477,000	JPY	2,046,549	1,923,736	(122,813)

2/10/2012	Morgan Stanley & Co., Inc.	133,761,000	JPY	1,738,339	1,636,961	(101,378)

2/15/2012	Deutsche Bank AG London	46,833,020	JPY	608,693	570,092	(38,601)

2/15/2012	JPMorgan Chase Bank N.A.	55,150,000	JPY	716,789	671,905	(44,884)

2/16/2012	JPMorgan Chase Bank N.A.	31,950,000	JPY	415,265	386,243	(29,022)

2/22/2012	HSBC Bank plc	144,240,000	JPY	1,874,946	1,740,663	(134,283)

2/23/2012	JPMorgan Chase Bank N.A.	144,300,000	JPY	1,875,762	1,740,546	(135,216)

3/1/2012	HSBC Bank plc	159,900,000	JPY	2,078,821	1,968,000	(110,821)

3/1/2012	JPMorgan Chase Bank N.A.	160,000,000	JPY	2,080,121	1,968,504	(111,617)

3/1/2012	UBS AG	178,400,000	JPY	2,319,335	2,194,504	(124,831)

3/15/2012	Citibank N.A.	109,701,956	JPY	1,426,664	1,414,341	(12,323)

3/19/2012	Citibank N.A.	142,403,000	JPY	1,852,118	1,772,482	(79,636)

26

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

3/19/2012	Morgan Stanley & Co., Inc.	85,500,000	JPY	$1,112,028	1,063,909	$(48,119)

3/19/2012	UBS AG	115,450,000	JPY	1,501,563	1,437,107	(64,456)

3/23/2012	UBS AG	86,066,450	JPY	1,119,504	1,065,535	(53,969)

4/20/2012	Citibank N.A.	100,800,000	JPY	1,312,060	1,227,965	(84,095)

4/20/2012	UBS AG	100,800,000	JPY	1,312,060	1,227,248	(84,812)

5/9/2012	Deutsche Bank AG London	796,134,720	JPY	10,367,803	9,840,000	(527,803)

5/9/2012	Morgan Stanley & Co., Inc.	791,049,590	JPY	10,301,581	9,830,000	(471,581)

6/15/2012	Citibank N.A.	119,465,000	JPY	1,557,200	1,543,515	(13,685)

6/29/2012	Bank of America N.A.	330,341,000	JPY	4,307,439	4,261,502	(45,937)

6/29/2012	Barclays Bank plc	481,311,000	JPY	6,275,993	6,215,276	(60,717)

8/20/2012	Deutsche Bank AG London	186,225,000	JPY	2,431,639	2,437,468	5,829

8/20/2012	HSBC Bank plc	151,323,000	JPY	1,975,905	1,991,092	15,187

8/20/2012	HSBC Bank plc	487,683,000	JPY	6,367,936	6,393,746	25,810

8/20/2012	JPMorgan Chase Bank N.A.	152,028,000	JPY	1,985,111	1,988,724	3,613

8/20/2012	UBS AG	305,946,000	JPY	3,994,900	4,010,829	15,929

8/22/2012	Barclays Bank plc	151,705,000	JPY	1,981,000	1,992,710	11,710

8/22/2012	Deutsche Bank AG London	151,899,000	JPY	1,983,533	1,995,022	11,489

8/22/2012	Morgan Stanley & Co., Inc.	119,300,000	JPY	1,557,848	1,566,974	9,126

8/23/2012	Citibank N.A.	303,103,000	JPY	3,958,098	3,990,298	32,200

8/23/2012	Credit Suisse Financial Products London	300,880,000	JPY	3,929,068	3,954,265	25,197

8/23/2012	Deutsche Bank AG London	149,920,000	JPY	1,957,744	1,976,884	19,140

8/24/2012	JPMorgan Chase Bank N.A.	302,459,000	JPY	3,949,795	3,964,855	15,060

8/27/2012	Barclays Bank plc	301,452,000	JPY	3,936,963	3,952,691	15,728

8/27/2012	Barclays Bank plc	126,257,000	JPY	1,648,916	1,655,504	6,588

8/27/2012	Deutsche Bank AG London	256,658,000	JPY	3,351,953	3,377,434	25,481

8/27/2012	HSBC Bank plc	488,094,000	JPY	6,374,508	6,403,332	28,824

8/27/2012	JPMorgan Chase Bank N.A.	244,017,000	JPY	3,186,862	3,208,639	21,777

8/27/2012	UBS AG	350,622,000	JPY	4,579,123	4,611,475	32,352

8/30/2012	Barclays Bank plc	358,900,000	JPY	4,687,614	4,709,974	22,360

8/31/2012	JPMorgan Chase Bank N.A.	150,260,000	JPY	1,962,608	1,969,203	6,595

9/18/2012	Barclays Bank plc	109,297,635	JPY	1,428,276	1,410,201	(18,075)

9/28/2012	JPMorgan Chase Bank N.A.	66,105,000	JPY	864,078	870,949	6,871

11/8/2012	Citibank N.A.	94,232,353	JPY	1,233,144	1,216,514	(16,630)

11/13/2012	Barclays Bank plc	92,567,000	JPY	1,211,521	1,199,987	(11,534)

11/14/2012	Barclays Bank plc	229,154,000	JPY	2,999,261	2,972,166	(27,095)

11/14/2012	UBS AG	93,849,000	JPY	1,228,334	1,218,739	(9,595)

11/16/2012	Deutsche Bank AG London	306,357,000	JPY	4,009,949	4,011,851	1,902

27

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Net Unrealized Appreciation/ (Depreciation)

11/19/2012	Barclays Bank plc	379,208,000	JPY	$4,963,923	4,976,483	$12,560

11/19/2012	HSBC Bank plc	79,941,000	JPY	1,046,447	1,047,308	861

11/19/2012	JPMorgan Chase Bank N.A.	152,982,000	JPY	2,002,571	2,002,251	(320)

11/19/2012	UBS AG	122,208,000	JPY	1,599,732	1,602,728	2,996

11/21/2012	Barclays Bank plc	425,961,000	JPY	5,576,243	5,597,385	21,142

12/27/2012	JPMorgan Chase Bank N.A.	109,471,259	JPY	1,434,531	1,416,737	(17,794)

Net Unrealized Appreciation						$18,448,594

Forward Foreign Cross-Currency Exchange Contracts:

Settlement Date	Counterparty	Contracts to Buy		Contracts to Deliver		Net Unrealized Appreciation/ (Depreciation)

2/9/2012	Barclays Bank plc	1,270,000	AUD	100,711,000	JPY	$(12,358)

2/9/2012	Citibank N.A.	1,270,000	AUD	100,774,500	JPY	(13,183)

2/9/2012	Deutsche Bank AG London	1,270,000	AUD	100,810,060	JPY	(13,644)

2/8/2012	UBS AG	18,244,200	NOK	2,302,165	EUR	64,752

2/9/2012	Deutsche Bank AG London	36,433,000	NOK	4,581,903	EUR	149,013

2/9/2012	UBS AG	25,499,600	NOK	3,206,005	EUR	105,446

10/18/2012	Barclays Bank plc	4,236,000	NOK	537,666	EUR	2,418

10/18/2012	Barclays Bank plc	4,253,000	NOK	539,824	EUR	2,428

10/29/2012	Barclays Bank plc	8,488,000	NOK	1,086,255	EUR	(7,546)

11/8/2012	UBS AG	17,891,400	NOK	2,270,194	EUR	7,925

2/9/2012	Deutsche Bank AG London	4,666,000	PLN	1,173,394	EUR	(172,017)

2/10/2012	Barclays Bank plc	4,666,000	PLN	1,172,686	EUR	(171,255)

2/14/2012	Deutsche Bank AG London	4,666,000	PLN	1,162,026	EUR	(158,052)

5/24/2012	Morgan Stanley & Co., Inc.	5,956,000	PLN	1,487,141	EUR	(223,804)

7/5/2012	Deutsche Bank AG London	39,200,000	PLN	9,682,598	EUR	(1,379,572)

8/16/2012	Deutsche Bank AG London	35,870,000	PLN	8,456,914	EUR	(774,847)

4/30/2012	Barclays Bank plc	261,920,000	SEK	29,030,613	EUR	209,229

5/4/2012	Deutsche Bank AG London	14,943,320	SEK	1,660,000	EUR	6,734

5/7/2012	Morgan Stanley & Co., Inc.	15,023,913	SEK	1,660,000	EUR	18,116

6/29/2012	UBS AG	38,634,000	SEK	4,154,640	EUR	182,007

Net Unrealized Depreciation						$(2,178,210)

AUD—	Australian Dollar
BRL—	Brazilian Real
CLP—	Chilean Peso
EUR—	Euro
GBP—	British Pound
HUF—	Hungarian Forint
ILS—	Israeli Shekel

28

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

INR—	Indian Rupee
JPY—	Japanese Yen
KRW—	South Korean Won
MYR—	Malaysian Ringgit
NOK—	Norwegian Krone
PHP—	Philippine Peso
PLN—	Polish Zloty
SEK—	Swedish Krona
SGD—	Singapore Dollar

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$62,195,831	$5,529,842	$378,415	$—	$62,574,246	$5,529,842

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$109,418,443	$	$(17,709,711)	$(21,743,702)	$69,965,030

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

29

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Income Tax Information - continued

As of December 31, 2011, the post-enactment accumulated capital losses were $21,743,702.

10. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

30

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Met/Templeton International Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Met/Templeton International Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Met/Templeton International Bond Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

31

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

32

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

33

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

34

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Met/Templeton International Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

35

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Met/Templeton International Bond Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-year period ended June 30, 2011. The Board also considered that the Portfolio underperformed its benchmark, the Citigroup World Government Bond Index (WGBI) ex-US Index, for the one-year period ended September 30, 2011. The Board also took into consideration that the Portfolio only recently commenced operations on May 1, 2009, as well as the strong performance of the Sub-Adviser’s comparable retail fund. The Board took into account management’s discussion of the Portfolio’s performance. Based on its review and taking into account the limited performance history of the Portfolio, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to

36

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Met/Templeton International Bond Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

37

MET INVESTORS SERIES TRUST

Met/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Met/Templeton International Bond Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee do not contain breakpoints. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels, except asset levels exceeding $3 billion. The Board considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

38

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust MetLife Aggressive Strategy Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the MetLife Aggressive Strategy Portfolio returned -5.57% and -5.78%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned -5.14%.

Market Environment/Conditions

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar based investors.

Portfolio Review/Year-End Positioning

The MetLife Aggressive Strategy Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 100% to equities, although the Portfolio will hold residual cash from the cash held in the underlying equity portfolios. The lack of any bonds during a period of uncertainty heightened the volatility compared to a portfolio with lower exposure to equities. The investment in smaller and foreign stocks by underlying portfolios that invest mostly in large domestic stocks had a net negative impact on performance for the year. In addition, weak selection and sector positioning within several of the underlying portfolios hurt relative performance.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Met/Artisan Mid Cap Value Portfolio, and the Legg Mason ClearBridge Aggressive Growth Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—was helped most by an overweight and good selection in the Health Care sector. Among the stocks that contributed were Biogen Idec, Humana, and UnitedHealth Group. Legg Mason ClearBridge’s performance was aided by an overweight position and strong selection in the Health Care sector. Their strong performing Health Care stocks included Biogen Idec Inc., UnitedHealth Group Inc., Valeant Pharmaceuticals International Inc. and Amgen Inc. Artisan’s return was boosted by owning stocks such as H&R Block, Fidelity National Financial, and Arch Capital Group.

The BlackRock Legacy Large Cap Growth Portfolio and the Davis Venture Value Portfolio were the biggest detractors from relative performance among the domestic equity portfolios. BlackRock Legacy was hurt by overall weak security selection, especially in the Energy and Health Care sectors. Oil service giant Schlumberger and biotech firm Dendreon were among the biggest detractors. Davis detracted from relative performance due in part to owning Sino-Forest, a Chinese forest plantation operator that lost nearly all of its value amid fraud allegations. Weak selection in the Energy sector also detracted from performance.

Within the core foreign equity funds, the Baillie Gifford International Stock Portfolio (subadvised by Artio Global Management, LLC during 2011) detracted from relative performance due in part to its exposure to stocks in emerging market countries such as China and India. It was also hurt by stock selection in the Financial Services sector in Asia (Hang Lung Properties) and Europe (Lloyds Banking Group). The Van Eck Global Natural Resources Portfolio, the MetLife Aggressive Strategy Portfolio’s single best performing underlying portfolio in 2010, lagged the broad global equity indices in 2011 due to its inclusion of economically sensitive industrial materials stocks. On the plus side, the MFS® Research International Portfolio helped relative performance due to very good overall stock selection. Australian mining company (Iluka Resources) was a particular strong source of good performance.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Van Kampen Comstock Portfolio (Class A)	6.2
Jennison Growth Portfolio (Class A)	6.1
MFS® Research International Portfolio (Class A)	5.8
Harris Oakmark International Portfolio (Class A)	5.7
MFS® Value Portfolio (Class A)	5.3
T. Rowe Price Large Cap Value Portfolio (Class A)	5.2
Davis Venture Value Portfolio (Class A)	5.2
Clarion Global Real Estate Portfolio (Class A)	5.1
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A)	4.2
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.1

2

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

MetLife Aggressive Strategy Portfolio managed by
MetLife Advisers, LLC vs. Dow Jones Aggressive Index1

	Average Annual Return[2] (for the year ended 12/31/2011)
	1 Year	5 Year	Since Inception[3]
MetLife Aggressive Strategy Portfolio—Class A	-5.57%	-2.12%	2.51%
Class B	-5.78%	-2.38%	2.48%
Dow Jones Aggressive Index[1]	-5.14%	0.29%	5.48%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indexes with monthly rebalancing. The nine Dow Jones equity style indexes include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)(b)
Actual	0.49%	$1,000.00	$891.40	$2.34
Hypothetical*	0.49%	1,000.00	1,022.73	2.50

Class B(a)(b)
Actual	0.74%	$1,000.00	$890.10	$3.53
Hypothetical*	0.74%	1,000.00	1,021.47	3.77

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio shown reflects an expense limitation agreement between MetLife Advisers, LLC and the Portfolio as described in Note 3 of the Notes to Financial Statements.

4

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (formerly Artio International Stock Portfolio) (Class A)(b)	2,358,034	$18,557,723
BlackRock Large Cap Value Portfolio (Class A)(b)	3,050,939	31,607,728
BlackRock Legacy Large Cap Growth Portfolio (Class A)(b)	1,560,577	38,936,404
Clarion Global Real Estate Portfolio (Class A)(a)	5,492,187	51,187,180
Davis Venture Value Portfolio (Class A)(b)	1,744,887	51,770,789
Dreman Small Cap Value Portfolio (Class A)(a)	1,510,886	19,853,045
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	1,687,514	20,182,662
Harris Oakmark International Portfolio (Class A)(a)	4,786,245	56,716,999
Invesco Small Cap Growth Portfolio (Class A)* (a)	2,886,114	40,607,617
Janus Forty Portfolio (Class A)(a)	637,861	40,599,871
Jennison Growth Portfolio (Class A)(b)	5,036,240	61,139,959
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A)(a)	5,345,269	41,746,547
Loomis Sayles Small Cap Growth Portfolio (Class A)(b)	3,020,358	30,233,783
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	118,374	21,191,236
Met/Dimensional International Small Company Portfolio (Class A)(b)	2,791,109	36,982,199
MFS® Emerging Markets Equity Portfolio (Class A)(a)	3,020,878	28,275,418
MFS® Research International Portfolio (Class A)(a)	6,380,757	57,618,233
MFS® Value Portfolio (Class A)(b)	4,308,814	52,696,798
Morgan Stanley Mid Cap Growth Portfolio (Class A)(a)	70,171	756,445
Neuberger Berman Genesis Portfolio (Class A)(b)	875,507	10,549,864
Rainier Large Cap Equity Portfolio (Class A)(a)	3,941,048	30,700,762
T. Rowe Price Large Cap Growth Portfolio (Class A)(b)	2,781,486	41,360,701
T. Rowe Price Large Cap Value Portfolio (Class A)(a)	2,477,609	52,029,797
T. Rowe Price Mid Cap Growth Portfolio (Class A)(a)	2,015,402	19,206,783

Affiliated Investment Companies—(Continued)
Third Avenue Small Cap Value Portfolio (Class A)(a)	1,443,237	$19,584,731
Turner Mid Cap Growth Portfolio (Class A)* (a)	2,233,939	28,527,406
Van Eck Global Natural Resources Portfolio (Class A)(b)	2,740,707	37,054,363
Van Kampen Comstock Portfolio (Class A)(a)	6,688,265	62,334,629

Total Mutual Funds (Cost $971,943,727)		1,002,009,672

Total Investments—100.0% (Cost $971,943,727#)		1,002,009,672
Other assets and liabilities (net)—0.0%		(327,394)

Net Assets—100.0%		$1,001,682,278

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,037,377,119. Aggregate unrealized appreciation and (depreciation) of investments were $63,655,770 and $(99,023,217), respectively, resulting in net unrealized depreciation of $(35,367,447) for federal income tax purpose.
(a)	A Portfolio of Met Investors Series Trust. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(b)	A Portfolio of Metropolitan Series Fund, Inc. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Finanical Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,002,009,672	$—	$—	$1,002,009,672
Total Investments	$1,002,009,672	$—	$—	$1,002,009,672

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)	$1,002,009,672
Receivable for investments sold	62,648
Receivable from Adviser	7,987
Receivable for shares sold	260,669
Other assets	12,845

Total assets	1,002,353,821

Liabilities
Payables for:
Investments purchased	67,514
Shares redeemed	255,803
Accrued Expenses:
Management fees	86,255
Distribution and service fees - Class B	200,547
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	45,815
Other expenses	11,542

Total liabilities	671,543

Net Assets	$1,001,682,278

Net Assets Represented by
Paid in surplus	$1,190,842,368
Accumulated net realized loss	(226,049,338)
Unrealized appreciation on investments	30,065,945
Undistributed net investment income	6,823,303

Net Assets	$1,001,682,278

Net Assets
Class A	$56,268,166
Class B	945,414,112
Capital Shares Outstanding*
Class A	6,233,839
Class B	105,149,635
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.03
Class B	8.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $971,943,727.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from Affiliated Underlying Portfolios	$9,011,753

Total investment income	9,011,753

Expenses
Management fees	849,536
Administration fees	24,000
Custodian and accounting fees	24,800
Distribution and service fees - Class B	2,349,506
Audit and tax services	31,154
Legal	33,286
Trustees’ fees and expenses	35,424
Miscellaneous	2,796

Total expenses	3,350,502
Less expenses reimbursed by the Adviser	(22,483)

Net expenses	3,328,019

Net investment income	5,683,734

Net Realized and Unrealized Gain (Loss) on Affiliated Investments
Net realized gain on:
Affiliated investments	19,838,381
Capital gain distributions from Affiliated Underlying Portfolios	4,531,490

Net realized gain on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	24,369,871

Net change in unrealized depreciation on affiliated investments	(116,163,992)

Net realized and unrealized loss on affiliated investments	(91,794,121)

Net Decrease in Net Assets from Operations	$(86,110,387)

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$5,683,734	$6,963,386
Net realized gain (loss) on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	24,369,871	(11,851,051)
Net change in unrealized appreciation (depreciation) on affiliated investments	(116,163,992)	115,830,088

Net increase (decrease) in net assets resulting from operations	(86,110,387)	110,942,423

Distributions to Shareholders
From net investment income
Class A	(10,241)	(4,286)
Class B	(9,029,156)	(8,105,028)

Net decrease in net assets resulting from distributions	(9,039,397)	(8,109,314)

Net increase in net assets from capital share transactions	297,610,953	42,497,362

Net Increase in Net Assets	202,461,169	145,330,471
Net assets at beginning of period	799,221,109	653,890,638

Net assets at end of period	$1,001,682,278	$799,221,109

Undistributed net investment income at end of period	$6,823,303	$9,023,028

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	772,856	$7,237,832	97,391	$877,262
Shares issued through acquisition	6,076,502	63,449,447	—	—
Reinvestments	1,004	10,241	480	4,286
Redemptions	(744,568)	(7,015,325)	(5,207)	(46,252)

Net increase	6,105,794	$63,682,195	92,664	$835,296

Class B
Sales	16,177,290	$155,674,181	15,047,586	$129,799,885
Shares issued through acquisition	20,216,674	210,859,907	—	—
Reinvestments	886,950	9,029,156	908,635	8,105,028
Redemptions	(14,869,421)	(141,634,486)	(11,345,891)	(96,242,847)

Net increase	22,411,493	$233,928,758	4,610,330	$41,662,066

Increase derived from capital shares transactions		$297,610,953		$42,497,362

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.68	$8.39	$6.31	$12.61	$13.21

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.01)	0.08	0.12	0.11	0.09
Net realized and unrealized gain (loss) on investments	(0.51)	1.33	1.96	(4.71)	0.34

Total from investment operations	(0.52)	1.41	2.08	(4.60)	0.43

Less Distributions
Distributions from net investment income	(0.13)	(0.12)	0.00	(0.41)	(0.20)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.29)	(0.83)
Distributions from return of capital	0.00	0.00	0.00	(0.00)+	0.00

Total distributions	(0.13)	(0.12)	0.00	(1.70)	(1.03)

Net Asset Value, End of Period	$9.03	$9.68	$8.39	$6.31	$12.61

Total Return (%)	(5.57)	16.92	32.96	(40.67)	3.12

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)	0.10	0.11	0.12	0.11	0.10
Ratio of net expenses to average net assets (%)(c)(d)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%)(e)	(0.08)	0.87	1.75	1.11	0.69
Portfolio turnover rate (%)	22.6	13.1	40.4	29.6	27.2
Net assets, end of period (in millions)	$56.3	$1.2	$0.3	$0.2	$0.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.64	$8.37	$6.31	$12.58	$13.18

Income (Loss) from Investment Operations
Net investment income(a)	0.06	0.09	0.10	0.08	0.05
Net realized and unrealized gain (loss) on investments	(0.60)	1.28	1.96	(4.70)	0.35

Total from investment operations	(0.54)	1.37	2.06	(4.62)	0.40

Less Distributions
Distributions from net investment income	(0.11)	(0.10)	0.00	(0.36)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.29)	(0.83)
Distributions from return of capital	0.00	0.00	0.00	(0.00)+	0.00

Total distributions	(0.11)	(0.10)	0.00	(1.65)	(1.00)

Net Asset Value, End of Period	$8.99	$9.64	$8.37	$6.31	$12.58

Total Return (%)	(5.78)	16.50	32.65	(40.81)	2.89

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)(c)	0.35	0.36	0.37	0.36	0.35
Ratio of net expenses to average net assets (%)(c)(d)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income to average net assets (%)(e)	0.61	1.02	1.51	0.84	0.36
Portfolio turnover rate (%)	22.6	13.1	40.4	29.6	27.2
Net assets, end of period (in millions)	$945.4	$798.0	$653.6	$500.9	$816.8

+	Distributions from return of capital were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Aggressive Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

11

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$849,536	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until October 31, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

	Maximum Expense Ratio under current Expense Limitation Agreement		Expenses Deferred in
			2007	2008	2009	2010	2011
			Subject to repayment until December 31,
	Class A	Class B	2012	2013	2014	2015	2016

MetLife Aggressive Strategy Portfolio	0.10%	0.35%	$11,142	$75,771	$120,935	$93,182	$22,483

Strategic Growth Portfolio*	N/A	N/A	$131,207	$65,845	$—	$—	$—

*	On November 7, 2008, the Strategic Growth Portfolio, a series of the Trust, merged with and into MetLife Aggressive Strategy Portfolio. At that time, the Adviser was entitled to a subsidy amount of $197,052 from the Portfolio. The repayment of such subsidy amount will be repaid, as applicable, by the MetLife Aggressive Strategy Portfolio. During the year ended December 31, 2011, the Portfolio did not pay any of subsidy amounts for the Strategic Growth Portfolio.

As of December 31, 2011, there were no expenses repaid to the Adviser in accordance with the Expense Limitation Agreement. Amounts waived for the year ended December 31, 2011 are shown as expenses reimbursed by the Adviser in the Statement of Operations.

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

12

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$249,406,505	$—	$224,990,607

With respect to the Portfolio’s merger with Metlife Aggressive Allocation Portfolio (Note 8) on April 29, 2011, the portfolio acquired securities with a cost of $236,080,380.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

13

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011

Baillie Gifford International Stock (formerly Artio International Stock)	3,162,502	920,829	(1,725,297)	2,358,034

BlackRock Large Cap Value	3,744,026	1,039,167	(1,732,254)	3,050,939

BlackRock Legacy Large Cap Growth	—	1,626,537	(65,960)	1,560,577

Clarion Global Real Estate	3,831,814	1,931,117	(270,744)	5,492,187

Davis Venture Value	1,989,862	586,369	(831,344)	1,744,887

Dreman Small Cap Value	—	1,574,103	(63,217)	1,510,886

Goldman Sachs Mid Cap Value	1,253,311	517,506	(83,303)	1,687,514

Harris Oakmark International	2,933,557	2,083,861	(231,173)	4,786,245

Invesco Small Cap Growth	2,913,884	898,138	(925,908)	2,886,114

Janus Forty	438,393	236,155	(36,687)	637,861

Jennison Growth	5,164,838	1,689,150	(1,817,748)	5,036,240

Lazard Mid Cap	—	21,534	(21,534)	—

Legg Mason ClearBridge Aggressive Growth	4,452,128	1,602,195	(709,054)	5,345,269

Loomis Sayles Small Cap Growth	—	3,150,026	(129,668)	3,020,358

Met/Artisan Mid Cap Value	93,257	38,086	(12,969)	118,374

Met/Dimensional International Small Company	2,011,465	995,258	(215,614)	2,791,109

Met/Franklin Mutual Shares	—	23,419	(23,419)	—

MFS® Emerging Markets Equity	2,132,290	1,043,504	(154,916)	3,020,878

MFS® Research International	3,930,925	2,754,585	(304,753)	6,380,757

MFS® Value	3,139,046	1,485,079	(315,311)	4,308,814

Morgan Stanley Mid Cap Growth	—	234,948	(164,777)	70,171

Neuberger Berman Genesis	1,429,586	325,314	(879,393)	875,507

Pioneer Fund	—	25,503	(25,503)	—

Rainier Large Cap Equity	6,812,030	1,381,667	(4,252,649)	3,941,048

T. Rowe Price Large Cap Growth	—	2,959,025	(177,539)	2,781,486

T. Rowe Price Large Cap Value	1,775,905	829,759	(128,055)	2,477,609

T. Rowe Price Mid Cap Growth	2,509,946	676,818	(1,171,362)	2,015,402

Third Avenue Small Cap Value	1,604,429	474,631	(635,823)	1,443,237

Turner Mid Cap Growth	1,821,234	669,761	(257,056)	2,233,939

Van Eck Global Natural Resources	1,455,024	1,424,214	(138,531)	2,740,707

Van Kampen Comstock	4,115,604	2,929,247	(356,586)	6,688,265

14

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2011

Baillie Gifford International Stock (formerly Artio International Stock)	$(2,902,997)	$—	$543,351	$18,557,723

BlackRock Large Cap Value	6,374,974	—	460,727	31,607,728

BlackRock Legacy Large Cap Growth	(149,336)	—	—	38,936,404

Clarion Global Real Estate	(901,613)	—	1,622,659	51,187,180

Davis Venture Value	539,151	—	720,553	51,770,789

Dreman Small Cap Value	47,094	—	—	19,853,045

Goldman Sachs Mid Cap Value	(10,316)	—	107,319	20,182,662

Harris Oakmark International	(1,238,126)	—	11,082	56,716,999

Invesco Small Cap Growth	2,521,371	—	—	40,607,617

Janus Forty	618,254	—	555,321	40,599,871

Jennison Growth	4,163,115	—	181,565	61,139,959

Lazard Mid Cap	2,010	—	—	—

Legg Mason ClearBridge Aggressive Growth	262,455	—	39,340	41,746,547

Loomis Sayles Small Cap Growth	(111,271)	—	—	30,233,783

Met/Artisan Mid Cap Value	4,529	—	162,977	21,191,236

Met/Dimensional International Small Company	1,311,326	1,233,236	721,287	36,982,199

Met/Franklin Mutual Shares	235	—	—	—

MFS® Emerging Markets Equity	(36,285)	—	378,113	28,275,418

MFS® Research International	(1,062,548)	—	853,239	57,618,233

MFS® Value	(131,696)	—	633,163	52,696,798

Morgan Stanley Mid Cap Growth	(131,116)	—	—	756,445

Neuberger Berman Genesis	2,103,793	—	131,098	10,549,864

Pioneer Fund	(4,527)	—	—	—

Rainier Large Cap Equity	1,808,625	—	330,592	30,700,762

T. Rowe Price Large Cap Growth	615,433	—	—	41,360,701

T. Rowe Price Large Cap Value	(959,764)	—	340,908	52,029,797

T. Rowe Price Mid Cap Growth	5,620,039	661,661	—	19,206,783

Third Avenue Small Cap Value	814,845	—	313,462	19,584,731

Turner Mid Cap Growth	775,632	—	—	28,527,406

Van Eck Global Natural Resources	845,556	2,636,593	360,953	37,054,363

Van Kampen Comstock	(950,461)	—	544,044	62,334,629

	$19,838,381	$4,531,490	$9,011,753	$1,002,009,672

15

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Acquisition

At the close of business on April 29, 2011, the Portfolio, with aggregate Class A and Class B net assets of $861,465 and $902,470,842, respectively, acquired all of the assets and liabilities of MetLife Aggressive Allocation Portfolio of the Metropolitan Series Fund, Inc. (“MetLife Aggressive Allocation”). The acquisition was accomplished by a tax-free exchange of 6,076,502 Class A shares of the Portfolio (valued at $63,499,447) for 5,566,978 Class A shares of MetLife Aggressive Allocation and 20,216,674 Class B shares of the Portfolio (valued at $210,859,907) for 18,522,848 of Class B shares of MetLife Aggressive Allocation. MetLife Aggressive Allocation then distributed the Class A and B shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because MetLife Aggressive Allocation had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. MetLife Aggressive Allocation’s net assets on April 29, 2011, were $63,499,447 and $210,859,907 for Class A and Class B, respectively, including investments valued at $274,439,745 with a cost basis of $236,080,380. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from MetLife Aggressive Allocation were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $(43,569,325) in capital loss carry forwards from MetLife Aggressive Allocation.

The net assets of the Portfolio immediately after the acquisition were $1,177,691,661, which included $38,359,366 of acquired unrealized appreciation.

Assuming the acquisition had been completed on January 1, 2011, the Portfolio’s pro-forma results of operations for the period ended December 31, 2011 are as follows:

(Unaudited)

Net investment income	$4,324,693	(a)

Net realized and unrealized loss on investments and capital gain distributions from Underlying Portfolios	(73,163,053)	(b)

Net decrease in assets from operations	$(68,838,360)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MetLife Aggressive Allocation that have been included in the Portfolio’s Statement of Operations since April 29, 2011.

(a)	$5,683,734 as reported plus $(1,443,492) MetLife Aggressive Allocation pre-merger, plus $52,345 in lower Advisory fees, plus $32,106 of pro-forma eliminated other expenses.
(b)	$(91,794,121) as reported plus $18,631,068 MetLife Aggressive Allocation pre-merger.

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$9,039,397	$8,109,314	$—	$—	$9,039,397	$8,109,314

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$6,869,118	$—	$(35,367,445)	$(160,615,948)	$(189,114,275)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

16

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Income Tax Information - continued

As of December 31, 2011, the post-enactment accumulated capital losses were $0 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017		Expiring 12/31/2018	Total

$15,565,209*	$141,629,034	*	$3,421,705	$160,615,948

*	The Portfolio acquired capital losses in the merger with MetLife Aggressive Allocation Portfolio of the Metropolitan Series Fund on April 29, 2011.

10. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

17

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Aggressive Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Aggressive Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Aggressive Strategy Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Aggressive Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Aggressive Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Aggressive Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

22

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Aggressive Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one- and three- year periods ended June 30, 2011, and underperformed the median of its Performance Universe and Lipper Index for the five-year period ended June 30, 2011. The Board also considered that the Portfolio underperformed its benchmark, the Dow Jones Aggressive Index, for the one-, three- and five-year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the peer group used for comparative purposes. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser, provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

23

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Aggressive Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median and below the Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board also considered that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board noted that the Adviser is waiving fees and/or reimbursing expenses so that the Portfolio’s total annual operating expenses are capped. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those

24

MET INVESTORS SERIES TRUST

MetLife Aggressive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Aggressive Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios. The Board concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust MetLife Balanced Plus Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

Performance

Since its inception on May 2, 2011, the Class B shares of the MetLife Balanced Plus Portfolio returned -5.28%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.42%.

Market Environment/Conditions

Economic and political turmoil around the world caused sudden and often sharp shifts in sentiment for the capital markets in the period since the Portfolio’s inception in May 2011. Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 6.0% over the eight-month period as investment grade bonds benefited from a decline in interest rates. Below investment grade bonds experienced a sharp sell-off during the third quarter as investors feared that the European credit crisis might spread and derail the already fragile global economic recovery. High yield bonds recovered in the fourth quarter, but were down slightly for the period.

Common stock prices see-sawed during the period in response to ongoing concerns about the economy’s health, along with questions concerning the challenging fiscal issues faced by governments around the world. Stock prices fell sharply in the months from May to September before rallying in the fourth quarter to finish the period down 6.4% as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 13.5% for the same period. Developed international stocks, as measured by the MSCI EAFE Index, fell 19.8% on both a local and dollar basis.

Portfolio Review/Year-End Positioning

The MetLife Balanced Plus Portfolio began operation on May 2, 2011. It was composed of two distinct portions or sleeves. First, approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to achieve and maintain a broad asset allocation of 40% to fixed income and 30% to equities. These assets will be referred to as the “Base Sleeve” in this commentary; they were managed by the Investment Committee of MetLife Advisers. Second, the remaining 30% of the assets—which will be referred to as the “Overlay Sleeve”—were invested in various fixed income instruments that served as the collateral for the equity derivative instruments purchased by the Sleeve’s subadviser, Pacific Investment Management Company (PIMCO), to keep the Portfolio’s overall volatility level within the desired range.

During the initial eight month period ending in December, the Portfolio remained close to the desired split between the Base (70%) and Overlay (30%) sleeves. It is important to remember that the Overlay sleeve is managed to maintain a volatility level and the resulting equity exposure is a result of that process. Combining the two sleeves, the realized net equity exposure of the Portfolio ranged from approximately 20% to 67% over the course of the eight month period.

Base Sleeve

Over the course of the eight month period, the absolute performance of the Base Sleeve was adversely impacted by exposure to what is generally perceived to be risky asset classes. Within the fixed income segment, the performance of high-yield and foreign bonds trailed that of U.S. investment grade bonds. Within equities, smaller and international stocks lagged the performance of large domestic stocks. Most of the underperformance of these classes occurred in August and September when investors appeared to shun risk. In addition, weak stock selection and sector positioning within several of the underlying portfolios hurt relative performance.

Among the fixed income underlying portfolios, the PIMCO Total Return Portfolio, although modestly positive for the period, significantly underperformed the broad bond benchmarks due to its shorter-than-benchmark duration positioning, underweight to Treasuries, and lower average credit quality. The Templeton International Bond Portfolio experienced significant relative underperformance during the third quarter primarily due to having a below-benchmark position in countries such as Japan, the United Kingdom, and Germany. The Met/Franklin Low Duration Portfolio was hurt by its shorter-than-benchmark duration positioning and its exposure to lower quality credit securities in a period that favored high quality and longer maturities. The biggest fixed income contributor to relative performance was PIMCO’s Inflation Protected Bond Portfolio. Treasury Inflation Protected Securities (TIPS) did well as investors sought the safety of U.S. Treasury Securities in times of stress.

While all underlying equity portfolios were down for the period, some of them performed well relative to their benchmark. This included the Met/Artisan Mid Cap Value Portfolio, the Dreman Small Cap Value Portfolio, and the MFS Research International Portfolio. Among the equity portfolios that detracted from relative performance were the Baillie Gifford International Stock Portfolio (subadvised by Artio Global Management, LLC during 2011) and the Van Eck Global Natural Resources Portfolio.

Overlay Sleeve

The equity exposure in the Overlay Sleeve ranged between -10% and +37% percent during the period. The equity exposure was reduced during August and September when volatility was high and stock prices fell, and the equity exposure remained low going into October when stocks rallied amid continued high volatility, hurting relative portfolio performance.

In regards to the fixed income collateral, an overall underweight to duration detracted from returns as rates fell on worries of a global economic slowdown. However, a duration overweight towards the end of the year mitigated some of this negative impact. The fixed income collateral is predominantly invested in Treasury securities and the duration was 10.9 years at the end of the year, neutral to the benchmark duration.

1

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Managed by MetLife Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary* (continued)

The base sleeve is managed by:

Investment Committee

MetLife Advisers, LLC

The overlay sleeve is subadvised by:

Pacific Investment Management Company LLC

Vineer Bhansali, Ph.D., Managing Director

Steve A. Rodosky, Managing Director

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2011 and are subject to change at any time based upon an economic, market, or other conditions. Neither MetLife Advisers nor the subadvisory firm undertakes any obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	10.7
PIMCO Total Return Portfolio (Class A)	10.6
U.S. Treasury Notes 3.625%, 2/15/21	5.1
Harris Oakmark International Portfolio (Class A)	4.7
MFS® Research International Portfolio (Class A)	4.7
U.S. Treasury Bonds 4.25%, 11/15/40	3.8
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.6
Western Asset Management U.S. Government Portfolio (Class A)	3.6
Met/Franklin Low Duration Total Return Portfolio (Class A)	3.5
U.S. Treasury Bonds 5.375%, 2/15/31	3.1

Top Sectors

% of Market Value of Total Investments
Affiliated Investment Companies	69.7
U.S. Treasury & Government Agencies	24.4
Cash & Cash Equivalents	5.7
Domestic Bonds & Debt Securities	0.2

2

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

MetLife Balanced Plus Portfolio managed by
MetLife Advisers, LLC and Pacific Investment Management Company LLC vs. Dow Jones Moderate Index1

Cumulative Return[2] for the period ended 12/31/11
Since Inception[3]
MetLife Balanced Plus Portfolio—Class B	-5.28%
Dow Jones Moderate Index[1]	-5.42%

1The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2“Cumulative Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class B(a)(b)
Actual	0.93%	$1,000.00	$968.60	$4.61
Hypothetical*	0.93%	1,000.00	1,020.51	4.74

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

(b) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—69.6% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—69.6%
Baillie Gifford International Stock Portfolio (formerly Artio International Stock Portfolio) (Class A)(a)	7,807,928	$61,448,390
BlackRock Bond Income Portfolio (Class A)(a)	3,044,460	337,630,671
BlackRock High Yield Portfolio (Class A)(b)	5,353,594	44,702,507
BlackRock Legacy Large Cap Growth Portfolio (Class A)(a)	864,594	21,571,615
Clarion Global Real Estate Portfolio (Class A)(b)	4,619,317	43,052,037
Dreman Small Cap Value Portfolio (Class A)(b)	4,187,270	55,020,730
Goldman Sachs Mid Cap Value Portfolio (Class A)(b)	5,518,180	65,997,438
Harris Oakmark International Portfolio (Class A)(b)	12,455,061	147,592,469
Invesco Small Cap Growth Portfolio (Class A)* (b)	3,920,928	55,167,465
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A)(b)	2,858,213	22,322,640
Loomis Sayles Small Cap Growth Portfolio (Class A)* (a)	5,616,204	56,218,203
Met/Artisan Mid Cap Value Portfolio (Class A)(a)	127,813	22,881,113
Met/Dimensional International Small Company Portfolio (Class A)(a)	3,088,787	40,926,424
Met/Eaton Vance Floating Rate Portfolio (Class A)(b)	4,335,481	44,828,873
Met/Franklin Low Duration Total Return Portfolio (Class A)* (b)	11,144,581	110,108,464
Met/Templeton International Bond Portfolio (Class A)(b)	5,585,748	64,459,530
MFS® Emerging Markets Equity Portfolio (Class A)(b)	4,436,241	41,523,213
MFS® Research International Portfolio (Class A)(b)	16,236,619	146,616,673
MFS® Value Portfolio (Class A)(a)	1,852,583	22,657,087
Morgan Stanley Mid Cap Growth Portfolio (Class A)(b)	1,906,142	20,548,208
Neuberger Berman Genesis Portfolio (Class A)(a)	1,878,913	22,640,900
PIMCO Inflation Protected Bond Portfolio (Class A)(b)	5,701,296	67,902,432
PIMCO Total Return Portfolio (Class A)(b)	27,522,732	334,125,969

Affiliated Investment Companies—(Continued)
Third Avenue Small Cap Value Portfolio (Class A)(b)	4,004,996	$54,347,794
Van Eck Global Natural Resources Portfolio (Class A)(a)	3,022,552	40,864,899
Van Kampen Comstock Portfolio (Class A)(b)	2,412,741	22,486,748
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)(a)	8,637,733	112,376,910
Western Asset Management U.S. Government Portfolio (Class A)(a)	9,164,191	111,894,776

Total Affiliated Investment Companies (Cost $2,212,999,723)		2,191,914,178

U.S. Treasury & Government Agencies—24.3%

U.S. Treasury—24.3%
U.S. Treasury Bonds 8.000%, 11/15/21	$57,700,000	90,192,313
5.500%, 08/15/28†	4,800,000	6,777,000
5.250%, 02/15/29	7,800,000	10,777,408
6.250%, 05/15/30	7,600,000	11,755,064
5.375%, 02/15/31†	68,200,000	97,216,986
4.500%, 05/15/38	3,100,000	4,085,704
3.500%, 02/15/39	51,600,000	58,050,000
4.500%, 08/15/39	44,600,000	58,997,460
4.375%, 05/15/40	7,100,000	9,224,455
4.250%, 11/15/40†	93,100,000	118,746,164
4.375%, 05/15/41	42,600,000	55,513,125
U.S. Treasury Notes 0.375%, 06/30/13	40,000,000	40,101,560
3.500%, 05/15/20	12,000,000	13,806,564
3.625%, 02/15/21†	137,600,000	159,777,267
U.S. Treasury Strip Principal 2.911%, 11/15/27 (c)(d)	27,800,000	18,312,249
2.027%, 05/15/39 (c)(d)	6,700,000	2,955,745
2.202%, 02/15/41 (c)(d)	24,000,000	9,931,920

Total U.S. Treasury & Government Agencies (Cost $717,963,619)		766,220,984

Domestic Bonds & Debt Securities—0.2%

Capital Markets—0.0%
Morgan Stanley 2.016%, 01/24/14 (e)	500,000	460,489

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount	Value

Diversified Financial Services—0.1%
Bank of America Corp. Series MTN 1.848%, 01/30/14 (e)	$1,000,000	$903,363
Citigroup, Inc. 1.848%, 01/13/14 (e)	1,000,000	973,037

		1,876,400

Machinery—0.1%
Vessel Management Services, Inc. 3.432%, 08/15/36 (f)	4,100,000	4,139,274

Total Domestic Bonds & Debt Securities (Cost $4,954,338)		6,476,163

Mortgage-Backed Securities—0.0%

Commercial Mortgage-Backed Securities—0.0%
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2011-C4 Class A3 4.106%, 07/15/46 (144A)	100,000	106,173

Total Mortgage-Backed Securities (Cost $101,000)		106,173

Short-Term Investments—5.7%

Repurchase Agreements—2.6%
Deutsche Bank Securities, Inc. Repurchase Agreement, dated 12/30/11 at 0.030% to be repurchased at $44,700,149 on 01/03/12, collateralized by $32,259,000 U.S. Treasury Bond at 5.000% due 05/15/37 with a value of $45,394,478.	44,700,000	44,700,000

Fixed Income Clearing Corp. Repurchase Agreement, dated 12/30/11 at 0.010% to be repurchased at $27,671,031 on 01/03/12, collateralized by $27,270,000 U.S. Treasury Notes at 2.500% due 03/31/13 with a value of $28,224,450.	27,671,000	27,671,000

Goldman Sachs & Co. Repurchase Agreement, dated 12/30/11 at 0.110% to be repurchased at $10,000,122 on 01/03/12, collateralized by $10,041,000 Federal National Mortgage Association at 3.500% due 12/01/41 with a value of $10,284,929.	10,000,000	10,000,000

		82,371,000

Security Description	Par Amount	Value

Short-Term Investments—(Continued)

U.S. Treasury—3.1%
U.S. Treasury Bills 0.022%, 01/19/12 (d)	$90,000	$89,999
0.036%, 03/15/12 (d)	4,130,000	4,129,697
0.030%, 03/22/12 (d)	8,000,000	7,999,460
0.040%, 03/22/12 (d)	1,200,000	1,199,892
0.038%, 03/29/12 (d)	6,700,000	6,699,382
0.030%, 06/07/12 (d)	900,000	899,882
0.044%, 06/14/12 (d)	23,900,000	23,895,176
0.040%, 06/21/12 (d)	10,900,000	10,897,904
0.052%, 06/28/12 (d)	31,100,000	31,091,882
0.053%, 08/23/12 (d)	10,300,000	10,296,470

		97,199,744

Total Short-Term Investments (Cost $179,570,744)		179,570,744

Total Investments—99.8% (Cost $3,115,589,424#)		3,144,288,242

Other Assets and Liabilities (net)—0.2%		7,650,000

Net Assets—100.0%		$3,151,938,242

*	Non-income producing security.
†	All or a portion of the security was pledged as collateral against open future contracts. At the period end, the value of the securities pledged amounted to $46,052,144.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $3,117,260,341. The aggregate unrealized appreciation and depreciation of investments were $66,850,759 and $(39,822,858), respectively, resulting in net unrealized appreciation of $27,027,901 for federal income tax purposes.
(a)	A Portfolio of Metropolitan Series Fund, Inc. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(b)	A Portfolio of Met Investors Series Trust. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(c)	Principal only security.
(d)	Zero coupon bond—Interest rate represents current yield to maturity.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $106,173, which is 0.0% of the Portfolio’s net assets.
MTN—	Medium Term Note

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Fund*	$2,191,914,178	$—	$—	$2,191,914,178
Total U.S. Treasury & Government Agencies*	—	766,220,984	—	766,220,984
Domestic Bonds & Debt Securities
Capital Markets	—	460,489	—	460,489
Diversified Financial Services	—	1,876,400	—	1,876,400
Machinery	—	—	4,139,274	4,139,274
Total Domestic Bonds & Debt Securities	—	2,336,889	4,139,274	6,476,163
Total Mortgage-Backed Securities*	—	106,173	—	106,173
Total Short-Term Investments*	—	179,570,744	—	179,570,744
Total Investments	$2,191,914,178	$948,234,790	$4,139,274	$3,144,288,242

Futures Contracts**
Futures Contracts (Unrealized Appreciation)	$6,020,350	$—	$—	$6,020,350
Total Futures Contracts	$6,020,350	$—	$—	$6,020,350

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as futures contracts are valued on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	May 2, 2011*	Change in Unrealized Appreciation	Purchases	Balance as of December 31, 2011	Change in Unrealized Appreciation for Investments Held at December 31, 2011
Domestic Bonds & Debt Securities
Machinery	$—	$39,274	$4,100,000	$4,139,274	$39,274

*	Commencement of operations.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)	$870,003,064
Affiliated investments at value (b)	2,191,914,178
Repurchase Agreements	82,371,000
Cash	408
Cash collateral for futures contracts	22,000
Receivable for shares sold	16,934,790
Interest receivable	6,576,325

Total assets	3,167,821,765

Liabilities
Payables for:
Investments purchased	11,567,500
Shares redeemed	409,790
Net variation margin on futures contracts	2,593,615
Accrued Expenses:
Management fees	643,759
Distribution and service fees - Class B	618,681
Administration fees	5,299
Custodian and accounting fees	4,358
Deferred trustees’ fees	5,674
Other expenses	34,847

Total liabilities	15,883,523

Net Assets	$3,151,938,242

Net Assets Represented by
Paid in surplus	$3,167,734,668
Accumulated net realized loss	(50,516,129)
Unrealized appreciation on investments and futures contracts	34,719,168
Undistributed net investment income	535

Net Assets	$3,151,938,242

Net Assets
Class B	$3,151,938,242
Capital Shares Outstanding*
Class B	333,044,699
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $820,218,701.
(b)	Identified cost of affiliated investments was $2,212,999,723.

Statement of Operations

For the Period Ended December 31, 2011*

Investment Income
Interest	$6,747,200

Total investment income	6,747,200

Expenses
Management fees	2,597,478
Administration fees	27,058
Custodian and accounting fees	38,807
Distribution and service fees - Class B	2,400,395
Audit and tax services	38,808
Legal	80,157
Trustees’ fees and expenses	29,757
Shareholder reporting	9,150
Insurance	441
Organizational expense	1,300
Miscellaneous	9,384

Total expenses	5,232,735
Less management fee waiver	(64,041)

Net expenses	5,168,694

Net investment income	1,578,506

Net Realized and Unrealized Gain (Loss) on Investments, Affiliated Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	8,370,366
Futures contracts	(56,794,485)
Foreign currency transactions	150,979

Net realized loss on investments, futures contracts and foreign currency transactions	(48,273,140)

Net change in unrealized appreciation (depreciation) on:
Investments	49,784,363
Affiliated investments	(21,085,545)
Futures contracts	6,020,350

Net change in unrealized appreciation on investments, affiliated investments, and futures contracts	34,719,168

Net realized and unrealized loss on investments, affiliated investments, futures contracts and foreign currency transactions	(13,553,972)

Net Decrease in Net Assets from Operations	$(11,975,466)

*	Commencement of operations was 5/2/2011.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Statement of Changes in Net Assets

Period Ended December 31, 2011*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$1,578,506
Net realized loss on investments, affiliated investments, futures contracts and foreign currency transactions	(48,273,140)
Net change in unrealized appreciation on investments, affiliated investments and futures contracts	34,719,168

Net decrease in net assets resulting from operations	(11,975,466)

Distributions to Shareholders
From net investment income
Class B	(4,059,770)

Net decrease in net assets resulting from distributions	(4,059,770)

Net increase in net assets from capital share transactions	3,167,973,478

Net Increase in Net Assets	3,151,938,242

Net assets at end of period	$3,151,938,242

Undistributed net investment income at end of period	$535

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Period Ended December 31, 2011*
	Shares	Value
Class B
Sales	334,052,518	$3,177,775,566
Reinvestments	431,891	4,059,770
Redemptions	(1,439,710)	(13,861,858)

Net increase	333,044,699	$3,167,973,478

Increase derived from capital shares transactions		$3,167,973,478

*	Commencement of operations was 5/2/2011.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income(b)	0.01
Net realized and unrealized loss on investments	(0.54)

Total from investment operations	(0.53)

Less Distributions
Distributions from net investment income	(0.01)

Total distributions	(0.01)

Net Asset Value, End of Period	$9.46

Total Return (%)	(5.28	)**

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(c)(e)	0.54	*
Ratio of net expenses to average net assets (%)(d)(e)	0.54	*
Ratio of net investment income to average net assets (%)	0.17	*
Portfolio turnover rate (%)	10.4
Net assets, end of period (in millions)	$3,151.9

*	Annualized.
**	Not annualized.
(a)	Commencement of operations was 5/2/2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Plus Portfolio (the “Portfolio”) (commenced operations on May 2, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for equity derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

11

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies, including Underlying Portfolios, are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns will remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated

12

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser (Overlay Portion managed by PIMCO) for the period ended December 31, 2011	% per annum	Average Daily Net Assets of the Overlay Portion

$2,077,052	0.725%	First $250 Million

	0.700%	$250 Million to $750 Million

	0.675%	$750 Million to $1 Billion

	0.650%	Over $1 Billion

13

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Management Fees earned by the Adviser (Base Portion managed by MLA) for the period ended December 31, 2011	% per annum	Average Daily Net Assets of the Base Portion
$520,426	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays MLA a management fee through its investment in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - The Subadviser voluntarily agreed to waive 50% of its subadvisory fee through July 31, 2011. Also through July 31, 2011, the Adviser voluntarily agreed to waive a portion of the management fee in an amount equal to the subadvisory fees waived. Amounts waived for the period ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until October 31, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B
0.65%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust

14

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$854,055,656	$2,219,734,057	$144,357,809	$—

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio gives the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The maximum loss for purchased options is limited to the premium initially paid for the option.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

15

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest Rate	Unrealized appreciation on futures contracts*	$16,250	Unrealized depreciation on futures contracts*	$—

Equity	Unrealized appreciation on futures contracts*	6,004,100	Unrealized depreciation on futures contracts*	—

Total		$6,020,350		$—

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the period ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Equity	Interest Rate	Total

Futures contracts	$(56,794,485)	$—	$(56,794,485)

Options purchased (a)	(8,079)	—	(8,079)

	$(56,802,564)	$—	$(56,802,564)

Statement of Operations Location - Net Change in Unrealized Gain (Loss)

Future contracts	$6,004,100	$16,250	$6,020,350

(a)	Includes options purchased which are part of investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

For the period ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(b)
Futures contracts long	$90,011,963
Futures contracts short	(79,300)
Options purchased	42,688

(b)	Averages are based on activity levels during 2011.

16

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Futures Contracts

The futures contracts outstanding as of December 31, 2011 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appre ciation

90 Day Euro Dollar Futures	Chicago Mercantile Exchange	06/18/2012	222	$55,107,133	$55,108,725	$1,592

90 Day Euro Dollar Futures	Chicago Mercantile Exchange	09/17/2012	200	49,617,842	49,632,500	14,658

S&P 500 E Mini Index Futures	Index and Options Market	03/16/2012	10,971	681,109,630	687,113,730	6,004,100

Net Unrealized Appreciation						$6,020,350

7. Transactions in Securities of Affiliated Issuer

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the period from May 2, 2011 (commencement of operations) through December 31, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at May 2, 2011*	Shares purchased	Shares sold	Number of shares held at December 31, 2011

Baillie Gifford International Stock (formerly Artio International Stock)	—	7,807,928	—	7,807,928

BlackRock Bond Income	—	3,044,460	—	3,044,460

BlackRock High Yield	—	5,353,594	—	5,353,594

BlackRock Legacy Large Cap Growth	—	864,594	—	864,594

Clarion Global Real Estate	—	4,619,317	—	4,619,317

Dreman Small Cap Value	—	4,187,270	—	4,187,270

Goldman Sachs Mid Cap Value	—	5,518,180	—	5,518,180

Harris Oakmark International	—	12,455,061	—	12,455,061

Invesco AIM Small Cap Growth	—	3,920,928	—	3,920,928

Legg Mason ClearBridge Aggressive Growth	—	2,858,213	—	2,858,213

Loomis Sayles Small Cap Growth	—	5,616,204	—	5,616,204

Met/Artisan Mid Cap Value	—	127,813	—	127,813

Met/Dimensional International Small Company	—	3,088,787	—	3,088,787

Met/Eaton Vance Floating Rate	—	4,335,481	—	4,335,481

Met/Franklin Low Duration Total Return	—	11,144,581	—	11,144,581

Met/Templeton International Bond	—	5,585,748	—	5,585,748

MFS® Emerging Markets Equity	—	4,436,241	—	4,436,241

MFS® Research International	—	16,236,619	—	16,236,619

MFS® Value	—	1,852,583	—	1,852,583

Morgan Stanley Mid Cap Growth	—	1,906,142	—	1,906,142

Neuberger Berman Genesis	—	1,878,913	—	1,878,913

PIMCO Inflation Protected Bond	—	5,701,296	—	5,701,296

PIMCO Total Return	—	27,522,732	—	27,522,732

Third Avenue Small Cap Value	—	4,004,996	—	4,004,996

Van Eck Global Natural Resources	—	3,022,552	—	3,022,552

17

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuer - continued

Underlying Portfolio (Class A)	Number of shares held at May 2, 2011*	Shares purchased	Shares sold	Number of shares held at December 31, 2011

Van Kampen Comstock	—	2,412,741	—	2,412,741

Western Asset Management Strategic Bond Opportunities	—	8,637,733	—	8,637,733

Western Asset Management U.S. Government	—	9,164,191	—	9,164,191

*	Commencement of Operations

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2011

Baillie Gifford International Stock (formerly Artio International Stock)	$—	$—	$—	$61,448,390

BlackRock Bond Income	—	—	—	337,630,671

BlackRock High Yield	—	—	—	44,702,507

BlackRock Legacy Large Cap Growth	—	—	—	21,571,615

Clarion Global Real Estate	—	—	—	43,052,037

Dreman Small Cap Value	—	—	—	55,020,730

Goldman Sachs Mid Cap Value	—	—	—	65,997,438

Harris Oakmark International	—	—	—	147,592,469

Invesco AIM Small Cap Growth	—	—	—	55,167,465

Legg Mason ClearBridge Aggressive Growth	—	—	—	22,322,640

Loomis Sayles Small Cap Growth	—	—	—	56,218,203

Met/Artisan Mid Cap Value	—	—	—	22,881,113

Met/Dimensional International Small Company	—	—	—	40,926,424

Met/Eaton Vance Floating Rate	—	—	—	44,828,873

Met/Franklin Low Duration Total Return	—	—	—	110,108,464

Met/Templeton International Bond	—	—	—	64,459,530

MFS® Emerging Markets Equity	—	—	—	41,523,213

MFS® Research International	—	—	—	146,616,673

MFS® Value	—	—	—	22,657,087

Morgan Stanley Mid Cap Growth	—	—	—	20,548,208

Neuberger Berman Genesis	—	—	—	22,640,900

PIMCO Inflation Protected Bond	—	—	—	67,902,432

PIMCO Total Return	—	—	—	334,125,969

Third Avenue Small Cap Value	—	—	—	54,347,794

Van Eck Global Natural Resources	—	—	—	40,864,899

Van Kampen Comstock	—	—	—	22,486,748

Western Asset Management Strategic Bond Opportunities	—	—	—	112,376,910

Western Asset Management U.S. Government	—	—	—	111,894,776

	$—	$—	$—	$2,191,914,178

18

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio and the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio or the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio and the Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolio or the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio and the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Portfolio and the Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s and the Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

10. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2011 were as follows:

Ordinary Income	Long-Term Capital Gain	Total

$4,059,770	$—	$4,059,770

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforward and Deferrals	Total

$6,209	$—	$27,027,901	$(42,824,862)	$(15,790,752)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated capital losses were $40,980,440.

11. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation

19

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

11. Recent Accounting Pronouncements - continued

processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

20

MET INVESTORS SERIES TRUST

MetLife Balanced Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Balanced Plus Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Balanced Plus Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent, custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Balanced Plus Portfolio of Met Investors Series Trust as of December 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

23

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust MetLife Balanced Strategy Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the MetLife Balanced Strategy Portfolio returned -1.51% and -1.70%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.28%.

Market Environment/Conditions

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. As a result, riskier asset classes such as stocks and credit based bonds were extremely volatile throughout the year. Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates. Below investment grade bonds experienced a sharp sell-off during the third quarter as investors feared that the European credit crisis might spread and derail the already fragile global economic recovery, but high yield bonds recovered fully in the fourth quarter to finish the year with a tepid, but respectable 5.0% total return. Foreign bonds had similar returns as domestic bonds; although differences in exchange rates produced variations in the returns of bonds from different countries.

Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar based investors.

Portfolio Review/Year-End Positioning

The MetLife Balanced Strategy Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 35% to fixed income and 65% to equities. The inclusion of bonds during a period of uncertainty dampened the volatility and reduced the downside compared to a portfolio with higher exposure to equities. However, a higher than benchmark exposure to high yield and foreign bonds—both of which boosted relative performance in 2010—detracted from relative performance in 2011 as these asset classes trailed domestic investment grade bonds. The overweighting was a result of the opportunistic investment in these asset classes by several of the core bond portfolios. The investment in smaller and foreign stocks by underlying portfolios that invest mostly in large domestic stocks had a net negative impact on performance for the year. In addition, weak selection and sector positioning within several of the underlying portfolios hurt relative performance.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Legg Mason ClearBridge Aggressive Growth Portfolio, and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—benefited in 2011 from an overweight and good selection in the Health Care sector. Among the stocks that contributed were Biogen Idec, Humana, and UnitedHealth Group. Neuberger Berman’s good return was driven mostly by its strong stock selection. Among the stocks contributing to performance were Tractor Supply, a retail store that caters to recreational farmers and ranchers, and Polaris Industries, a manufacturer of sports vehicles. Legg Mason ClearBridge’s performance was aided by an overweight position and strong selection in the Health Care sector. Their strong performing Health Care stocks included Biogen Idec Inc., UnitedHealth Group Inc., Valeant Pharmaceuticals International Inc., and Amgen Inc.

The BlackRock Legacy Large Cap Growth Portfolio and the Davis Venture Value Portfolio were the biggest detractors from relative performance among the domestic equity portfolios. BlackRock Legacy was hurt by overall weak security selection, especially in the Energy and Health Care sectors. Oil service giant Schlumberger and biotech firm Dendreon were among the biggest detractors. Davis detracted from relative performance due in part to owning Sino-Forest, a Chinese forest plantation operator that lost nearly all of its value amid fraud allegations. Weak selection in the Energy sector also detracted from performance.

Within the core foreign equity funds, the Baillie Gifford International Stock Portfolio (subadvised by Artio Global Management, LLC during 2011) detracted from relative performance due in part to its exposure to stocks in emerging market countries such as China and India. It was also hurt by stock selection in the Financial Services sector in Asia (Hang Lung Properties) and Europe (Lloyds Banking Group). The Van Eck Global Natural Resources Portfolio, the MetLife Balanced Strategy Portfolio’s single best performing underlying portfolio in 2010, lagged the broad global equity indices in 2011 due to its inclusion of economically sensitive industrial materials stocks. On the plus side, the MFS® Research International Portfolio helped relative performance due to very good overall stock selection. Australian mining company (Iluka Resources) was a particular strong source of good performance.

For fixed income managers to do well in 2011, they needed to hold higher quality instruments—preferably Treasuries—and hold bonds with longer maturities. The PIMCO Total Return Portfolio, although positive for the year, significantly underperformed the broad bond benchmarks due to its shorter duration, underweight to Treasuries, and lower average credit quality. The Met/Templeton International Bond Portfolio’s impact on performance was mixed through the year: it helped performance for three out of four quarters due to its avoidance of troubled European sovereigns, most notably Portugal, Italy, Greece, and Spain, but its significant relative underperformance during the third quarter overwhelmed the otherwise good performance. During the third quarter, Met/Templeton’s underweight to core foreign countries such as Japan, the United Kingdom, and Germany, as well as currency

1

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

positioning, detracted from performance. The biggest fixed income contributor to relative performance was the PIMCO Inflation Protected Bond Portfolio. Treasury Inflation Protected Securities (TIPS) did well as investors sought the safety of U.S. Treasury securities in times of stress.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	12.5
BlackRock Bond Income Portfolio (Class A)	6.2
MFS® Value Portfolio (Class A)	5.1
Davis Venture Value Portfolio (Class A)	4.9
Harris Oakmark International Portfolio (Class A)	4.7
MFS® Research International Portfolio (Class A)	4.7
Western Asset Management U.S. Government Portfolio (Class A)	4.1
Van Kampen Comstock Portfolio (Class A)	4.0
T. Rowe Price Large Cap Value Portfolio (Class A)	4.0
Invesco Small Cap Growth Portfolio (Class A)	3.9

2

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

MetLife Balanced Strategy Portfolio managed by
MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	Since Inception[3]
MetLife Balanced Strategy Portfolio—Class A	-1.51%	0.71%	3.80%
Class B	-1.70%	0.45%	3.49%
Dow Jones Moderate Index[1]	0.28%	2.83%	5.45%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.40%	$1,000.00	$936.90	$1.95
Hypothetical*	0.40%	1,000.00	1,023.18	2.04

Class B(a)
Actual	0.65%	$1,000.00	$935.80	$3.17
Hypothetical*	0.65%	1,000.00	1,021.92	3.31

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds — 100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (formerly Artio International Stock Portfolio) (Class A)(b)	11,467,679	$90,250,635
BlackRock Bond Income Portfolio (Class A)(b)	5,462,578	605,799,888
BlackRock High Yield Portfolio (Class A)(a)	12,155,578	101,499,077
BlackRock Large Cap Value Portfolio (Class A)(b)	28,846,011	298,844,673
BlackRock Legacy Large Cap Growth Portfolio (Class A)(b)	7,346,787	183,302,344
Clarion Global Real Estate Portfolio (Class A)(a)	20,373,190	189,878,127
Davis Venture Value Portfolio (Class A)(b)	16,157,613	479,396,367
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	15,835,481	189,392,358
Harris Oakmark International Portfolio (Class A)(a)	38,474,999	455,928,734
Invesco Small Cap Growth Portfolio (Class A)* (a)	27,257,861	383,518,103
Janus Forty Portfolio (Class A)(a)	3,002,136	191,085,940
Jennison Growth Portfolio (Class A)(b)	16,235,745	197,101,941
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A)(a)	25,249,604	197,199,410
Lord Abbett Bond Debenture Portfolio (Class A)(a)	7,964,044	101,939,768
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	555,482	99,442,383
Met/Dimensional International Small Company Portfolio (Class A)(b)	13,545,599	179,479,194
Met/Eaton Vance Floating Rate Portfolio (Class A)(a)	19,482,644	201,450,539
Met/Franklin Low Duration Total Return Portfolio (Class A)* (a)	20,214,033	199,714,651
Met/Templeton International Bond Portfolio (Class A)(a)	25,592,762	295,340,475
MFS® Emerging Markets Equity Portfolio (Class A)(a)	9,822,892	91,942,265
MFS® Research International Portfolio (Class A)(a)	50,130,245	452,676,111
MFS® Value Portfolio (Class A)(b)	40,528,161	495,659,406
Morgan Stanley Mid Cap Growth Portfolio (Class A)(a)	1,274,520	13,739,329

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A)(b)	16,372,662	$197,290,572
PIMCO Inflation Protected Bond Portfolio (Class A)(a)	25,474,188	303,397,579
PIMCO Total Return Portfolio (Class A)(a)	100,153,508	1,215,863,588
Pioneer Fund Portfolio (Class A)(a)	7,101,593	94,806,267
Rainier Large Cap Equity Portfolio (Class A)(a)	24,660,423	192,104,694
T. Rowe Price Large Cap Growth Portfolio (Class A)(b)	12,924,761	192,191,190
T. Rowe Price Large Cap Value Portfolio (Class A)(a)	18,332,740	384,987,537
T. Rowe Price Mid Cap Growth Portfolio (Class A)(a)	19,251,964	183,471,216
Third Avenue Small Cap Value Portfolio (Class A)(a)	13,881,957	188,378,152
Van Eck Global Natural Resources Portfolio (Class A)(b)	13,377,233	180,860,197
Van Kampen Comstock Portfolio (Class A)(a)	41,388,761	385,743,256
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)(b)	7,784,655	101,278,367
Western Asset Management U.S. Government Portfolio (Class A)(b)	32,895,708	401,656,595

Total Mutual Funds (Cost $9,453,238,466)		9,716,610,928

Total Investments—100.0% (Cost $9,453,238,466#)		9,716,610,928
Other Assets and Liabilities (net)—0.0%		(2,548,894)

Net Assets—100.0%		$9,714,062,034

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $9,674,777,121. The aggregate unrealized appreciation and depreciation of investments were $273,267,750 and $(231,433,943), respectively, resulting in net unrealized appreciation of $41,833,807 for federal income tax purpose.
(a)	A Portfolio of Met Investors Series Trust. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(b)	A Portfolio of Metropolitan Series Fund, Inc. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Finanical Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$9,716,610,928	$—	$—	$9,716,610,928
Total Investments	$9,716,610,928	$—	$—	$9,716,610,928

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)	$9,716,610,928
Cash	2
Receivable for investments sold	899,770
Receivable for shares sold	1,135,694

Total assets	9,718,646,394

Liabilities
Due to Adviser	1,370
Payables for:
Shares redeemed	2,035,464
Accrued Expenses:
Management fees	443,005
Distribution and service fees - Class B	2,055,327
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	25,067
Other expenses	20,060

Total liabilities	4,584,360

Net Assets	$9,714,062,034

Net Assets Represented by
Paid in surplus	$10,032,504,557
Accumulated net realized loss	(799,041,495)
Unrealized appreciation on investments	263,372,462
Undistributed net investment income	217,226,510

Net Assets	$9,714,062,034

Net Assets
Class A	$2,127,145
Class B	9,711,934,889
Capital Shares Outstanding*
Class A	210,679
Class B	966,817,412
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.10
Class B	10.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,453,238,466.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from Affiliated Underlying Portfolios	$185,345,722

Total investment income	185,345,722

Expenses
Management fees	5,338,974
Administration fees	24,000
Deferred expense reimbursement	16,435
Custodian and accounting fees	24,800
Distribution and service fees - Class B	24,814,045
Audit and tax services	24,536
Legal	33,757
Trustees’ fees and expenses	35,423
Miscellaneous	15,054

Total expenses	30,327,024

Net investment income	155,018,698

Net Realized and Unrealized Gain (Loss) on Affiliated Investments
Net realized gain on:
Affiliated investments	305,108,146
Capital gain distributions from Affiliated Underlying Portfolios	101,989,158

Net realized gain on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	407,097,304

Net change in unrealized depreciation on affiliated investments	(767,428,743)

Net realized and unrealized loss on affiliated investments	(360,331,439)

Net Decrease in Net Assets from Operations	$(205,312,741)

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$155,018,698	$136,877,349
Net realized gain (loss) on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	407,097,304	(53,001,247)
Net change in unrealized appreciation (depreciation) on affiliated investments	(767,428,743)	955,242,062

Net increase (decrease) in net assets resulting from operations	(205,312,741)	1,039,118,164

Distributions to Shareholders
From net investment income
Class A	(43,737)	(40,007)
Class B	(156,392,220)	(160,875,717)

Net decrease in net assets resulting from distributions	(156,435,957)	(160,915,724)

Net increase in net assets from capital share transactions	821,267,688	1,325,294,687

Net Increase in Net Assets	459,518,990	2,203,497,127
Net assets at beginning of period	9,254,543,044	7,051,045,917

Net assets at end of period	$9,714,062,034	$9,254,543,044

Undistributed net investment income at end of period	$217,226,510	$156,415,460

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	79,400	$798,700	73,021	$704,686
Reinvestments	4,050	43,737	4,095	40,007
Redemptions	(106,773)	(1,059,667)	(30,388)	(293,578)

Net increase (decrease)	(23,323)	$(217,230)	46,728	$451,115

Class B
Sales	135,632,477	$1,430,712,357	172,821,795	$1,667,855,982
Reinvestments	14,521,097	156,392,220	16,500,074	160,875,717
Redemptions	(74,502,352)	(765,619,659)	(53,482,306)	(503,888,127)

Net increase	75,651,222	$821,484,918	135,839,563	$1,324,843,572

Increase derived from capital shares transactions		$821,267,688		$1,325,294,687

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.43	$9.37	$7.28	$12.15	$12.17

Income (Loss) from Investment Operations
Net investment income(a)	0.20	0.18	0.29	0.17	0.15
Net realized and unrealized gain (loss) on investments	(0.35)	1.10	1.80	(3.83)	0.47

Total from investment operations	(0.15)	1.28	2.09	(3.66)	0.62

Less Distributions
Distributions from net investment income	(0.18)	(0.22)	0.00	(0.53)	(0.24)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.68)	(0.40)

Total distributions	(0.18)	(0.22)	0.00	(1.21)	(0.64)

Net Asset Value, End of Period	$10.10	$10.43	$9.37	$7.28	$12.15

Total Return (%)	(1.51)	13.85	28.71	(31.75)	5.16

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)(c)	0.06	0.06	0.06	0.06	0.06
Ratio of net expenses to average net assets (%)(c)(d)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%)(e)	1.93	1.88	3.72	1.75	1.22
Portfolio turnover rate (%)	25.6	13.0	28.3	23.4	17.0
Net assets, end of period (in millions)	$2.1	$2.4	$1.8	$1.7	$1.1

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.38	$9.33	$7.27	$12.12	$12.15

Income (Loss) from Investment Operations
Net investment income(a)	0.16	0.17	0.21	0.19	0.13
Net realized and unrealized gain (loss) on investments	(0.33)	1.08	1.85	(3.87)	0.46

Total from investment operations	(0.17)	1.25	2.06	(3.68)	0.59

Less Distributions
Distributions from net investment income	(0.16)	(0.20)	0.00	(0.49)	(0.22)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.68)	(0.40)

Total distributions	(0.16)	(0.20)	0.00	(1.17)	(0.62)

Net Asset Value, End of Period	$10.05	$10.38	$9.33	$7.27	$12.12

Total Return (%)	(1.70)	13.58	28.34	(31.93)	4.88

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)(c)	0.31	0.31	0.31	0.31	0.31
Ratio of net expenses to average net assets (%)(c)(d)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)(e)	1.56	1.75	2.59	1.94	1.05
Portfolio turnover rate (%)	25.6	13.0	28.3	23.4	17.0
Net assets, end of period (in millions)	$9,711.9	$9,252.1	$7,049.3	$4,841.9	$6,743.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Balanced Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

10

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$5,338,974	0.100%	First $500 Million
	0.075%	$500 Million to $1 Billion
	0.050%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - On November 7, 2008, the Strategic Growth and Income Portfolio, a series of the Trust, merged with and into the Portfolio.

The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting the expenses of the Strategic Growth and Income Portfolio. The Expense Limitation Agreement with respect to the Strategic Growth and Income Portfolio has since expired. Pursuant to the Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Strategic Growth and Income Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized in accordance with the GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but including amounts payable pursuant a plan adopted in accordance with Rule 12b-1 under the 1940 Act were limited to a certain percentage of Strategic Growth and Income Portfolio’s average daily net assets, as set forth in the Expense Limitation Agreement.

At the time of the merger, the Adviser, subject to approval by the Trust’s Board, was entitled to an aggregate reimbursement of $280,240 from the Strategic Growth and Income Portfolio. Such amount was a contractual obligation of the Strategic Growth and Income Portfolio under the Expense Limitation Agreement. As a result of the merger, the Portfolio assumed this contractual obligation of the Strategic Growth and Income Portfolio. Any reimbursement of the Adviser owed by the Strategic Growth and Income Portfolio will now be made by the Portfolio, subject to prior approval by the Trust’s Board. The obligation to reimburse the Adviser for any expenses of the Strategic Growth and Income Portfolio paid by the Adviser expires on December 31, 2013.

As of December 31, 2011, there were no expenses deferred in 2011 and $16,435 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2006 and 2007, which were recovered during the year ended December 31, 2011 was $3,795 and $12,640, respectively. As of December 31, 2011, there was $230,935 in expense deferrals eligible for recoupment by the Adviser. Amounts recouped for the year ended December 31, 2011 are shown as Deferred expense reimbursement in the Statement of Operations.

Expenses Deferred in
2007	2008	2009	2010	2011
Subject to repayment until December 31,
2012	2013	2014	2015	2016

$119,279	$115,766	$—	$—	$—

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

11

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$3,472,230,616	$—	$2,550,213,077

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011

Baillie Gifford International Stock (formerly Artio International Stock)	27,967,017	3,742,674	(20,242,012)	11,467,679

BlackRock Bond Income	1,616,190	4,427,182	(580,794)	5,462,578

BlackRock High Yield	21,451,731	3,370,326	(12,666,479)	12,155,578

BlackRock Large Cap Value	53,581,535	5,132,294	(29,867,818)	28,846,011

12

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011

BlackRock Legacy Large Cap Growth	—	7,538,139	(191,352)	7,346,787

Clarion Global Real Estate	18,309,619	2,661,917	(598,346)	20,373,190

Davis Venture Value	14,696,605	1,877,721	(416,713)	16,157,613

Goldman Sachs Mid Cap Value*	14,889,289	1,759,005	(812,813)	15,835,481

Harris Oakmark International	27,533,824	11,965,001	(1,023,826)	38,474,999

Invesco Small Cap Growth*	20,756,847	7,517,012	(1,015,998)	27,257,861

Janus Forty	3,929,111	432,386	(1,359,361)	3,002,136

Jennison Growth	30,847,710	2,650,512	(17,262,477)	16,235,745

Lazard Mid Cap	8,423,867	646,867	(9,070,734)	—

Legg Mason ClearBridge Aggressive Growth	26,278,270	2,356,487	(3,385,153)	25,249,604

Lord Abbett Bond Debenture	21,446,534	3,158,672	(16,641,162)	7,964,044

Met/Artisan Mid Cap Value	549,645	57,558	(51,721)	555,482

Met/Dimensional International Small Company*	11,855,269	2,825,336	(1,135,006)	13,545,599

Met/Eaton Vance Floating Rate*	17,385,230	3,344,588	(1,247,174)	19,482,644

Met/Franklin Low Duration Total Return	—	21,300,235	(1,086,202)	20,214,033

Met/Templeton International Bond*	14,602,739	11,748,937	(758,914)	25,592,762

MFS® Emerging Markets Equity	8,484,266	1,964,237	(625,611)	9,822,892

MFS® Research International	37,546,861	13,946,597	(1,363,213)	50,130,245

MFS® Value	37,190,633	4,386,501	(1,048,973)	40,528,161

Morgan Stanley Mid Cap Growth	—	1,642,543	(368,023)	1,274,520

Neuberger Berman Genesis	8,451,799	8,449,970	(529,107)	16,372,662

PIMCO Inflation Protected Bond	23,334,424	5,599,706	(3,459,942)	25,474,188

PIMCO Total Return	112,944,392	20,417,915	(33,208,799)	100,153,508

Pioneer Fund	—	7,286,230	(184,637)	7,101,593

Rainier Large Cap Equity	46,265,783	4,114,239	(25,719,599)	24,660,423

T. Rowe Price Large Cap Growth	—	13,257,024	(332,263)	12,924,761

T. Rowe Price Large Cap Value	12,734,850	6,083,043	(485,153)	18,332,740

T. Rowe Price Mid Cap Growth	19,812,105	1,851,814	(2,411,955)	19,251,964

Third Avenue Small Cap Value	12,981,088	2,071,165	(1,170,296)	13,881,957

Turner Mid Cap Growth	7,332,050	461,774	(7,793,824)	—

Van Eck Global Natural Resources	5,928,062	8,182,088	(732,917)	13,377,233

Van Kampen Comstock	29,204,864	13,277,937	(1,094,040)	41,388,761

Western Asset Management Strategic Bond Opportunities	—	8,424,610	(639,955)	7,784,655

Western Asset Management U.S. Government	35,709,352	6,622,556	(9,436,200)	32,895,708

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2011. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

13

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2011

Baillie Gifford International Stock (formerly Artio International Stock)	$1,839,236	$—	$4,962,154	$90,250,635

BlackRock Bond Income	7,069,842	—	7,659,235	605,799,888

BlackRock High Yield	4,027,341	—	13,260,960	101,499,077

BlackRock Large Cap Value	112,396,467	—	6,799,086	298,844,673

BlackRock Legacy Large Cap Growth	(690,583)	—	—	183,302,344

Clarion Global Real Estate	(4,815,550)	—	7,996,770	189,878,127

Davis Venture Value	(929,051)	—	5,493,435	479,396,367

Goldman Sachs Mid Cap Value	(134,194)	—	1,312,961	189,392,358

Harris Oakmark International	(5,756,155)	—	107,187	455,928,734

Invesco Small Cap Growth	1,597,142	—	—	383,518,103

Janus Forty	29,165,733	—	5,135,218	191,085,940

Jennison Growth	41,086,412	—	1,118,066	197,101,941

Lazard Mid Cap	27,628,654	—	938,867	—

Legg Mason ClearBridge Aggressive Growth	1,365,210	—	232,988	197,199,410

Lord Abbett Bond Debenture	18,783,978	—	18,441,221	101,939,768

Met/Artisan Mid Cap Value	2,888,944	—	990,315	99,442,383

Met/Dimensional International Small Company	7,272,565	7,379,317	4,315,970	179,479,194

Met/Eaton Vance Floating Rate	323,298	512,785	3,951,251	201,450,539

Met/Franklin Low Duration Total Return	(87,938)	—	—	199,714,651

Met/Templeton International Bond	1,483,464	260,049	14,415,972	295,340,475

MFS® Emerging Markets Equity	3,451,203	—	1,551,088	91,942,265

MFS® Research International	(5,721,195)	—	8,385,191	452,676,111

MFS® Value	3,168,157	—	7,740,604	495,659,406

Morgan Stanley Mid Cap Growth	(530,952)	—	—	13,739,329

Neuberger Berman Genesis	693,943	—	797,795	197,290,572

PIMCO Inflation Protected Bond	3,194,708	14,066,180	5,475,974	303,397,579

PIMCO Total Return	10,482,840	47,559,233	44,208,489	1,215,863,588

Pioneer Fund	(320,546)	—	—	94,806,267

Rainier Large Cap Equity	3,392,787	—	2,315,264	192,104,694

T. Rowe Price Large Cap Growth	(474,394)	—	—	192,191,190

T. Rowe Price Large Cap Value	(4,435,695)	—	2,519,831	384,987,537

T. Rowe Price Mid Cap Growth	4,746,630	5,273,152	—	183,471,216

Third Avenue Small Cap Value	(668,026)	—	2,609,175	188,378,152

Turner Mid Cap Growth	43,287,072	—	—	—

Van Eck Global Natural Resources	5,183,275	10,406,451	1,424,658	180,860,197

Van Kampen Comstock	(2,466,967)	—	3,982,773	385,743,256

14

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2011

Western Asset Management Strategic Bond Opportunities	$133,816	$—	$—	$101,278,367

Western Asset Management U.S. Government	(2,523,325)	16,531,991	7,203,224	401,656,595

	$305,108,146	$101,989,158	$185,345,722	$9,716,610,928

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$156,435,957	$160,915,724	$—	$—	$156,435,957	$160,915,724

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$217,251,577	$—	$41,833,807	$(577,502,839)	$(318,417,455)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated capital losses were $0 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total

$520,299,065	$57,203,774	$577,502,839

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

15

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements - continued

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

16

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Balanced Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Balanced Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Balanced Strategy Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Balanced Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Balanced Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Balanced Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

21

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Balanced Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three- year period ended June 30, 2011 and underperformed the median of its Performance Universe for the one- and five-year periods ended June 30, 2011. The Board also noted that the Portfolio outperformed its Lipper Index for the one- and three- year periods ended June 30, 2011, and underperformed its Lipper Index for the five- year period ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three- and five- year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the peer group used for comparative purposes. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser,

22

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Balanced Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median and below the Expense Universe median, and total expenses (exclusive of 12b-1 fees) were below Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those

23

MET INVESTORS SERIES TRUST

MetLife Balanced Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Balanced Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios. The Board concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust MetLife Defensive Strategy Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the MetLife Defensive Strategy Portfolio returned 1.99% and 1.77%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Index1, returned 2.82%.

Market Environment/Conditions

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. As a result, riskier asset classes such as stocks and credit based bonds were extremely volatile throughout the year. Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates. Below investment grade bonds experienced a sharp sell-off during the third quarter as investors feared that the European credit crisis might spread and derail the already fragile global economic recovery, but high yield bonds recovered fully in the fourth quarter to finish the year with a tepid, but respectable 5.0% total return. Foreign bonds had similar returns as domestic bonds; although differences in exchange rates produced variations in the returns of bonds from different countries.

Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar based investors.

Portfolio Review/Year-End Positioning

The MetLife Defensive Strategy Portfolio invested in underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 65% to fixed income and 35% to equities. The tilt toward bonds during a period of uncertainty dampened the volatility and reduced the downside compared to a portfolio with higher exposure to equities. However, a higher than benchmark exposure to high yield and foreign bonds—both of which boosted relative performance in 2010—detracted from relative performance in 2011 as these asset classes trailed domestic investment grade bonds. The overweighting was a result of the opportunistic investment in these asset classes by several of the core bond portfolios. In addition, weak selection and sector positioning within several of the underlying portfolios hurt relative performance.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Met/Artisan Mid Cap Value Portfolio, and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—benefited in 2011 from an overweight and good selection in the Health Care sector. Among the stocks that contributed were Biogen Idec, Humana, and UnitedHealth Group. Neuberger Berman’s good return was driven mostly by its strong stock selection. Among the stocks contributing to performance were Tractor Supply, a retail store that caters to recreational farmers and ranchers, and Polaris Industries, a manufacturer of sports vehicles. Artisan’s return was boosted by owning stocks such as H&R Block, Fidelity National Financial, and Arch Capital Group.

The BlackRock Legacy Large Cap Growth Portfolio and the Davis Venture Value Portfolio were the biggest detractors from relative performance among the domestic equity portfolios. BlackRock Legacy was hurt by overall weak security selection, especially in the Energy and Health Care sectors. Oil service giant Schlumberger and biotech firm Dendreon were among the biggest detractors. Davis detracted from relative performance due in part to owning Sino-Forest, a Chinese forest plantation operator that lost nearly all of its value amid fraud allegations. Weak selection in the Energy sector also detracted from performance.

Within the core foreign equity funds, the Baillie Gifford International Stock Portfolio (subadvised by Artio Global Management, LLC during 2011) detracted from relative performance due in part to its exposure to stocks in emerging market countries such as China and India. It was also hurt by stock selection in the Financial Services sector in Asia (Hang Lung Properties) and Europe (Lloyds Banking Group). The Van Eck Global Natural Resources Portfolio, the MetLife Defensive Strategy Portfolio’s single best performing underlying portfolio in 2010, lagged the broad global equity indices in 2011 due to its inclusion of economically sensitive industrial materials stocks. On the plus side, the MFS® Research International Portfolio helped relative performance due to very good overall stock selection. Australian mining company (Iluka Resources) was a particular strong source of good performance.

For fixed income managers to do well in 2011, they needed to hold higher quality instruments—preferably Treasuries—and hold bonds with longer maturities. The PIMCO Total Return Portfolio, although positive for the year, significantly underperformed the broad bond benchmarks due to its shorter duration, underweight to Treasuries, and lower average credit quality. The Met/Templeton International Bond Portfolio’s impact on performance was mixed through the year: it helped performance for three out of four quarters due to its avoidance of troubled European sovereigns, most notably Portugal, Italy, Greece, and Spain, but its significant relative underperformance during the third quarter overwhelmed the otherwise good performance. During the third quarter, Met/Templeton’s underweight to core foreign countries such as Japan, the United Kingdom, and Germany, as well as currency positioning, detracted from performance. The biggest fixed income contributor to relative performance was the PIMCO Inflation Protected Bond Portfolio. Treasury Inflation Protected Securities (TIPS) did well as investors sought the safety of U.S. Treasury securities in times of stress.

Investment Committee

MetLife Advisers, LLC

1

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	22.3
BlackRock Bond Income Portfolio (Class A)	11.2
Western Asset Management U.S. Government Portfolio (Class A)	10.2
PIMCO Inflation Protected Bond Portfolio (Class A)	8.2
Met/Franklin Low Duration Total Return Portfolio (Class A)	4.0
MFS® Value Portfolio (Class A)	3.9
T. Rowe Price Large Cap Value Portfolio (Class A)	3.0
Van Kampen Comstock Portfolio (Class A)	3.0
Pioneer Fund Portfolio (Class A)	2.9
Met/Templeton International Bond Portfolio (Class A)	2.9

2

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

MetLife Defensive Strategy Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderately Conservative Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	Since Inception[3]
MetLife Defensive Strategy
Portfolio—Class A	1.99%	3.38%	4.78%
Class B	1.77%	3.12%	4.18%
Dow Jones Moderately Conservative Index[1]	2.82%	4.06%	5.18%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderately Conservative Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 40% of the risk of an all equity portfolio.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.37%	$1,000.00	$978.30	$1.84
Hypothetical*	0.37%	1,000.00	1,023.33	1.89

Class B(a)
Actual	0.62%	$1,000.00	$976.40	$3.09
Hypothetical*	0.62%	1,000.00	1,022.07	3.16

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (formerly Artio International Stock Portfolio) (Class A) (b)	3,379,847	$26,599,397
BlackRock Bond Income Portfolio (Class A) (b)	2,857,891	316,940,158
BlackRock High Yield Portfolio (Class A) (a)	6,718,993	56,103,593
BlackRock Large Cap Value Portfolio (Class A) (b)	5,405,542	56,001,416
BlackRock Legacy Large Cap Growth Portfolio (Class A) (b)	2,168,160	54,095,599
Clarion Global Real Estate Portfolio (Class A) (a)	2,961,336	27,599,654
Davis Venture Value Portfolio (Class A) (b)	1,864,667	55,324,665
Goldman Sachs Mid Cap Value Portfolio (Class A) (a)	2,302,401	27,536,718
Harris Oakmark International Portfolio (Class A) (a)	4,550,784	53,926,789
Invesco Small Cap Growth Portfolio (Class A)* (a)	1,954,713	27,502,812
Lord Abbett Bond Debenture Portfolio (Class A) (a)	2,255,520	28,870,651
Met/Artisan Mid Cap Value Portfolio (Class A) (b)	155,241	27,791,189
Met/Eaton Vance Floating Rate Portfolio (Class A) (a)	5,491,670	56,783,868
Met/Franklin Low Duration Total Return Portfolio (Class A)* (a)	11,338,368	112,023,080
Met/Templeton International Bond Portfolio (Class A) (a)	7,134,263	82,329,391
MFS® Research International Portfolio (Class A) (a)	8,946,983	80,791,260
MFS® Value Portfolio (Class A) (b)	9,089,463	111,164,135
Neuberger Berman Genesis Portfolio (Class A) (b)	4,581,746	55,210,044
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	19,375,099	230,757,426
PIMCO Total Return Portfolio (Class A) (a)	51,836,367	629,293,498
Pioneer Fund Portfolio (Class A) (a)	6,197,920	82,742,233
Rainier Large Cap Equity Portfolio (Class A) (a)	3,490,375	27,190,022
T. Rowe Price Large Cap Growth Portfolio (Class A) (b)	1,833,073	27,257,795
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	4,003,778	84,079,328

Affiliated Investment Companies—(Continued)
Third Avenue Small Cap Value Portfolio (Class A) (a)	2,006,108	$27,222,878
Van Eck Global Natural Resources Portfolio (Class A) (b)	1,929,115	26,081,640
Van Kampen Comstock Portfolio (Class A) (a)	8,945,775	83,374,623
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	4,438,211	57,741,118
Western Asset Management U.S. Government Portfolio (Class A) (b)	23,460,455	286,452,150

Total Mutual Funds (Cost $2,681,823,148)		2,818,787,130

Total Investments—100.0% (Cost $2,681,823,148#)		2,818,787,130
Other Assets and Liabilities (net)—0.0%		(792,021)

Net Assets—100.0%		$2,817,995,109

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $2,732,505,180. The aggregate unrealized appreciation and depreciation of investments were $112,625,484 and $(26,343,534), respectively, resulting in net unrealized appreciation of $86,281,950 for federal income tax purposes.
(a)	A Portfolio of Met Investors Series Trust. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(b)	A Portfolio of Metropolitan Series Fund, Inc. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$2,818,787,130	$—	$—	$2,818,787,130
Total Investments	$2,818,787,130	$—	$—	$2,818,787,130

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)	$2,818,787,130
Receivable for investments sold	946,278
Receivable for shares sold	280,870

Total assets	2,820,014,278

Liabilities
Payables for:
Shares redeemed	1,227,148
Accrued Expenses:
Management fees	150,433
Distribution and service fees - Class B	592,905
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	25,067
Other expenses	19,549

Total liabilities	2,019,169

Net Assets	$2,817,995,109

Net Assets Represented by
Paid in surplus	$2,625,063,949
Accumulated net realized loss	(25,778,864)
Unrealized appreciation on investments	136,963,982
Undistributed net investment income	81,746,042

Net Assets	$2,817,995,109

Net Assets
Class A	$77,308
Class B	2,817,917,801
Capital Shares Outstanding*
Class A	7,139
Class B	261,914,380
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.83
Class B	10.76

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $2,681,823,148.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from Affiliated Underlying Portfolios	$59,388,612

Total investment income	59,388,612

Expenses
Management fees	1,690,402
Administration fees	24,000
Custodian and accounting fees	24,800
Distribution and service fees - Class B	6,576,831
Audit and tax services	24,536
Legal	33,286
Trustees’ fees and expenses	35,424
Miscellaneous	6,184

Total expenses	8,415,463

Net investment income	50,973,149

Net Realized and Unrealized Gain (Loss) on Affiliated Investments
Net realized gain on:
Affiliated Investments	111,491,871
Capital gain distributions from Affiliated Underlying Portfolios	41,260,030

Net realized gain on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	152,751,901

Net change in unrealized depreciation on affiliated investments	(157,819,415)

Net realized and unrealized loss on affiliated investments	(5,067,514)

Net Increase in Net Assets from Operations	$45,905,635

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$50,973,149	$50,513,998
Net realized gain on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	152,751,901	46,017,688
Net change in unrealized appreciation (depreciation) on affiliated investments	(157,819,415)	145,008,959

Net increase in net assets resulting from operations	45,905,635	241,540,645

Distributions to Shareholders
From net investment income
Class A	(1,794)	(2,077)
Class B	(58,355,148)	(67,872,917)

Net decrease in net assets resulting from distributions	(58,356,942)	(67,874,994)

Net increase in net assets from capital share transactions	283,496,017	468,859,870

Net Increase in Net Assets	271,044,710	642,525,521
Net assets at beginning of period	2,546,950,399	1,904,424,878

Net assets at end of period	$2,817,995,109	$2,546,950,399

Undistributed net investment income at end of period	$81,746,042	$58,340,507

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	727	$7,861	1,277	$13,626
Reinvestments	163	1,794	201	2,077
Redemptions	(157)	(1,712)	(719)	(7,526)

Net increase	733	$7,943	759	$8,177

Class B
Sales	69,736,934	$753,355,603	81,497,575	$832,213,029
Reinvestments	5,309,840	58,355,148	6,608,853	67,872,917
Redemptions	(48,511,169)	(528,222,677)	(41,456,008)	(431,234,253)

Net increase	26,535,605	$283,488,074	46,650,420	$468,851,693

Increase derived from capital shares transactions		$283,496,017		$468,859,870

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.89	$10.14	$8.68	$11.28	$11.10

Income (Loss) from Investment Operations
Net investment income(a)	0.25	0.29	0.50	0.27	0.23
Net realized and unrealized gain (loss) on investments	(0.03)	0.83	1.41	(2.51)	0.46

Total from investment operations	0.22	1.12	1.91	(2.24)	0.69

Less Distributions
Distributions from net investment income	(0.28)	(0.37)	(0.29)	(0.16)	(0.25)
Distributions from net realized capital gains	0.00	0.00	(0.16)	(0.20)	(0.26)

Total distributions	(0.28)	(0.37)	(0.45)	(0.36)	(0.51)

Net Asset Value, End of Period	$10.83	$10.89	$10.14	$8.68	$11.28

Total Return (%)	1.99	11.25	23.24	(20.48)	6.20

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)(c)	0.07	0.08	0.10	0.09	0.09
Ratio of net expenses to average net assets (%)(c)(d)	0.07	0.08	0.10	0.09	0.09
Ratio of net investment income to average net assets (%)(e)	2.32	2.75	5.53	2.74	2.05
Portfolio turnover rate (%)	29.8	18.7	28.1	29.5	39.2
Net assets, end of period (in millions)	$0.1	$0.1	$0.1	$— +	$— +

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.82	$10.09	$8.65	$11.25	$11.09

Income (Loss) from Investment Operations
Net investment income(a)	0.21	0.24	0.37	0.29	0.19
Net realized and unrealized gain (loss) on investments	(0.01)	0.84	1.51	(2.55)	0.46

Total from investment operations	0.20	1.08	1.88	(2.26)	0.65

Less Distributions
Distributions from net investment income	(0.26)	(0.35)	(0.28)	(0.14)	(0.23)
Distributions from net realized capital gains	0.00	0.00	(0.16)	(0.20)	(0.26)

Total distributions	(0.26)	(0.35)	(0.44)	(0.34)	(0.49)

Net Asset Value, End of Period	$10.76	$10.82	$10.09	$8.65	$11.25

Total Return (%)	1.77	10.90	22.91	(20.65)	5.92

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)(c)	0.32	0.33	0.35	0.35	0.36
Ratio of net expenses to average net assets (%)(c)(d)	0.32	0.33	0.35	0.35	0.35
Ratio of net investment income to average net assets (%)(e)	1.94	2.29	3.99	2.93	1.72
Portfolio turnover rate (%)	29.8	18.7	28.1	29.5	39.2
Net assets, end of period (in millions)	$2,817.9	$2,546.9	$1,904.4	$1,143.4	$809.5

+	Net Assets less than 1/10 of $1 million.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Defensive Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

10

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$1,690,402	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business, and Underlying Portfolios’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B

0.10%	0.35%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating

11

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,106,634,672	$—	$789,185,514

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011

Baillie Gifford International Stock (formerly Artio International Stock)	5,208,437	1,120,730	(2,949,320)	3,379,847

BlackRock Bond Income	1,593,282	1,535,197	(270,588)	2,857,891

BlackRock High Yield	5,954,809	1,434,345	(670,161)	6,718,993

BlackRock Large Cap Value	10,105,722	1,143,674	(5,843,854)	5,405,542

BlackRock Legacy Large Cap Growth	—	2,211,981	(43,821)	2,168,160

Clarion Global Real Estate	2,592,182	696,517	(327,363)	2,961,336

Davis Venture Value	2,497,839	401,312	(1,034,484)	1,864,667

Goldman Sachs Mid Cap Value	2,120,742	502,019	(320,360)	2,302,401

Harris Oakmark International	3,833,039	1,167,099	(449,354)	4,550,784

12

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011

Invesco Small Cap Growth	1,964,748	427,868	(437,903)	1,954,713

Jennison Growth	6,582,715	150,457	(6,733,172)	—

Lazard Mid Cap	2,369,888	65,918	(2,435,806)	—

Lord Abbett Bond Debenture	11,890,231	1,264,136	(10,898,847)	2,255,520

Met/Artisan Mid Cap Value	153,553	27,662	(25,974)	155,241

Met/Eaton Vance Floating Rate	7,240,669	1,089,121	(2,838,120)	5,491,670

Met/Franklin Low Duration Total Return	—	11,690,446	(352,078)	11,338,368

Met/Templeton International Bond	4,061,075	3,495,603	(422,415)	7,134,263

MFS® Research International	5,258,971	4,284,556	(596,544)	8,946,983

MFS® Value	8,413,823	1,718,066	(1,042,426)	9,089,463

Neuberger Berman Genesis	2,378,220	2,487,916	(284,390)	4,581,746

PIMCO Inflation Protected Bond	19,695,264	4,502,051	(4,822,216)	19,375,099

PIMCO Total Return	47,763,597	11,142,609	(7,069,839)	51,836,367

Pioneer Fund	—	6,324,860	(126,940)	6,197,920

Rainier Large Cap Equity	6,592,008	750,475	(3,852,108)	3,490,375

T. Rowe Price Large Cap Growth	—	1,873,255	(40,182)	1,833,073

T. Rowe Price Large Cap Value	2,405,409	1,827,647	(229,278)	4,003,778

Third Avenue Small Cap Value	1,840,522	493,453	(327,867)	2,006,108

Van Eck Global Natural Resources	1,687,397	700,858	(459,140)	1,929,115

Van Kampen Comstock	8,218,040	1,796,694	(1,068,959)	8,945,775

Western Asset Management Strategic Bond Opportunities	—	4,615,451	(177,240)	4,438,211

Western Asset Management U.S. Government	24,174,615	5,141,470	(5,855,630)	23,460,455

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2011

Baillie Gifford International Stock (formerly Artio International Stock)	$3,557,585	$—	$832,619	$26,599,397

BlackRock Bond Income	3,226,283	—	6,689,066	316,940,158

BlackRock High Yield	812,471	—	3,324,823	56,103,593

BlackRock Large Cap Value	21,421,122	—	1,159,006	56,001,416

BlackRock Legacy Large Cap Growth	(127,094)	—	—	54,095,599

Clarion Global Real Estate	1,264,255	—	1,020,252	27,599,654

Davis Venture Value	9,038,309	—	842,391	55,324,665

Goldman Sachs Mid Cap Value	1,861,518	—	163,297	27,536,718

Harris Oakmark International	1,034,099	—	13,307	53,926,789

Invesco Small Cap Growth	2,829,095	—	—	27,502,812

Jennison Growth	16,583,851	—	215,025	—

13

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2011

Lazard Mid Cap	$10,655,880	$—	$232,937	$—

Lord Abbett Bond Debenture	20,794,407	—	9,221,918	28,870,651

Met/Artisan Mid Cap Value	1,801,073	—	249,958	27,791,189

Met/Eaton Vance Floating Rate	943,910	192,771	1,485,390	56,783,868

Met/Franklin Low Duration Total Return	(21,456)	—	—	112,023,080

Met/Templeton International Bond	982,755	65,338	3,622,056	82,329,391

MFS® Research International	(746,334)	—	1,039,026	80,791,260

MFS® Value	4,100,565	—	1,581,077	111,164,135

Neuberger Berman Genesis	433,580	—	199,013	55,210,044

PIMCO Inflation Protected Bond	1,058,497	10,624,654	4,136,185	230,757,426

PIMCO Total Return	(2,128,305)	17,911,544	16,649,602	629,293,498

Pioneer Fund	(175,041)	—	—	82,742,233

Rainier Large Cap Equity	6,268,229	—	293,733	27,190,022

T. Rowe Price Large Cap Growth	(37,440)	—	—	27,257,795

T. Rowe Price Large Cap Value	1,689,783	—	428,190	84,079,328

Third Avenue Small Cap Value	1,624,397	—	325,921	27,222,878

Van Eck Global Natural Resources	3,644,939	2,601,419	356,138	26,081,640

Van Kampen Comstock	2,040,616	—	1,009,664	83,374,623

Western Asset Management Strategic Bond Opportunities	37,053	—	—	57,741,118

Western Asset Management U.S. Government	(2,976,731)	9,864,304	4,298,018	286,452,150

	$111,491,871	$41,260,030	$59,388,612	$2,818,787,130

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$58,356,942	$67,874,994	$—	$	$58,356,942	$67,874,994

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$81,771,109	$24,903,168	$86,281,950	$—	$192,956,227

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

14

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

15

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Defensive Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Defensive Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Defensive Strategy Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

19

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Defensive Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Defensive Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Defensive Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

20

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Defensive Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-, three- and five- year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderately Conservative Index, for the one-, three- and five- year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including relative to its benchmark. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser, provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. The Board concluded that the Portfolio’s overall performance is satisfactory.

21

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Defensive Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were above the median of the Expense Group and below the median of the Expense Universe, and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group and the Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that

22

MET INVESTORS SERIES TRUST

MetLife Defensive Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Defensive Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios. The Board concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust MetLife Growth Strategy Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the MetLife Growth Strategy Portfolio returned -3.64% and -3.87%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned -2.63%.

Market Environment/Conditions

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. As a result, riskier asset classes such as stocks and credit based bonds were extremely volatile throughout the year. Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates. Below investment grade bonds experienced a sharp sell-off during the third quarter as investors feared that the European credit crisis might spread and derail the already fragile global economic recovery, but high yield bonds recovered fully in the fourth quarter to finish the year with a tepid, but respectable 5.0% total return. Foreign bonds had similar returns as domestic bonds; although differences in exchange rates produced variations in the returns of bonds from different countries.

Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar based investors.

Portfolio Review/Year-End Positioning

The MetLife Growth Strategy Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 15% to fixed income and 85% to equities. The investment in smaller and foreign stocks by underlying portfolios that invest mostly in large domestic stocks had a net negative impact on performance for the year. In addition, weak selection and sector positioning within several of the underlying portfolios hurt relative performance.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Legg Mason ClearBridge Aggressive Growth Portfolio, and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—benefited in 2011 from good stock selection and sector weighting in the Health Care sector. Among the stocks that contributed were Biogen Idec, Humana, and UnitedHealth Group. Neuberger Berman’s good return was driven mostly by its strong stock selection. Among the stocks contributing to performance were Tractor Supply, a retail store that caters to recreational farmers and ranchers, and Polaris Industries, a manufacturer of sports vehicles. Legg Mason ClearBridge’s performance was aided by an overweight position and strong selection in the Health Care sector. Their strong performing Health Care stocks included Biogen Idec Inc., UnitedHealth Group Inc., Valeant Pharmaceuticals International Inc., and Amgen Inc.

The BlackRock Legacy Large Cap Growth Portfolio and the Davis Venture Value Portfolio were the biggest detractors from relative performance among the domestic equity portfolios. BlackRock Legacy was hurt by overall weak security selection, especially in the Energy and Health Care sectors. Oil service giant Schlumberger and biotech firm Dendreon were among the biggest detractors. Davis detracted from relative performance due in part to owning Sino-Forest, a Chinese forest plantation operator that lost nearly all of its value amid fraud allegations. Weak selection in the Energy sector also detracted from performance.

Within the core foreign equity funds, the Baillie Gifford International Stock Portfolio (subadvised by Artio Global Management, LLC during 2011) detracted from relative performance due in part to exposure to stocks in emerging market countries such as China and India. It was also hurt by stock selection in the Financial Services sector in Asia (Hang Lung Properties) and Europe (Lloyds Banking Group). The Van Eck Global Natural Resources Portfolio, the MetLife Growth Strategy Portfolio’s single best performing underlying portfolio in 2010, lagged the broad global equity indices in 2011 due to its inclusion of economically sensitive industrial materials stocks. On the plus side, the MFS® Research International Portfolio helped relative performance due to very good overall stock selection. Australian mining company (Iluka Resources) was a particular strong source of good performance.

For fixed income managers to do well in 2011, they needed to hold higher quality instruments—preferably Treasuries—and hold bonds with longer maturities. The PIMCO Total Return Portfolio, although positive for the year, significantly underperformed the broad bond benchmarks due to its shorter duration, underweight to Treasuries, and lower average credit quality. The Met/Templeton International Bond Portfolio’s impact on performance was mixed through the year: it helped performance for three out of four quarters due to its avoidance of troubled European sovereigns, most notably Portugal, Italy, Greece, and Spain, but its significant relative underperformance during the third quarter overwhelmed the otherwise good performance. During the third quarter, Met/Templeton’s underweight to core foreign countries such as Japan, the United Kingdom, and Germany, as well as currency positioning, detracted from performance. The biggest fixed income contributor to relative performance was the PIMCO Inflation Protected Bond Portfolio. Treasury Inflation Protected Securities (TIPS) did well as investors sought the safety of U.S. Treasury securities in times of stress.

Investment Committee

MetLife Advisers, LLC

1

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
MFS® Value Portfolio (Class A)	6.2
T. Rowe Price Large Cap Value Portfolio (Class A)	6.1
Harris Oakmark International Portfolio (Class A)	5.6
PIMCO Total Return Portfolio (Class A)	5.2
Van Kampen Comstock Portfolio (Class A)	5.1
Davis Venture Value Portfolio (Class A)	5.1
MFS® Research International Portfolio (Class A)	4.7
Jennison Growth Portfolio (Class A)	4.1
BlackRock Large Cap Value Portfolio (Class A)	3.1
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A)	3.1

2

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

MetLife Growth Strategy Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderately Aggressive Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	Since Inception[3]
MetLife Growth Strategy Portfolio—Class A	-3.64%	-0.98%	3.14%
Class B	-3.87%	-1.24%	3.03%
Dow Jones Moderately Aggressive Index[1]	-2.63%	1.54%	5.50%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderately Aggressive Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 80% of the risk of an all equity portfolio.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.45%	$1,000.00	$910.80	$2.17
Hypothetical*	0.45%	1,000.00	1,022.93	2.29

Class B(a)
Actual	0.70%	$1,000.00	$909.60	$3.37
Hypothetical*	0.70%	1,000.00	1,021.67	3.57

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (formerly Artio International Stock Portfolio) (Class A)(b)	15,889,994	$125,054,254
BlackRock Bond Income Portfolio (Class A)(b)	626,844	69,517,024
BlackRock Large Cap Value Portfolio (Class A)(b)	20,296,345	210,270,136
BlackRock Legacy Large Cap Growth Portfolio (Class A)(b)	7,725,793	192,758,526
Clarion Global Real Estate Portfolio (Class A)(a)	21,827,476	203,432,076
Davis Venture Value Portfolio (Class A)(b)	11,547,663	342,619,163
Dreman Small Cap Value Portfolio (Class A)(a)	10,235,302	134,491,863
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	5,719,855	68,409,467
Harris Oakmark International Portfolio (Class A)(a)	31,990,365	379,085,819
Invesco Small Cap Growth Portfolio (Class A)* (a)	14,278,043	200,892,071
Janus Forty Portfolio (Class A)(a)	3,175,884	202,145,040
Jennison Growth Portfolio (Class A)(b)	22,537,780	273,608,654
Legg Mason ClearBridge Aggressive Growth Portfolio (Class A)(a)	26,770,511	209,077,691
Loomis Sayles Small Cap Growth Portfolio (Class A)* (b)	13,428,225	134,416,533
Lord Abbett Bond Debenture Portfolio (Class A)(a)	10,956,632	140,244,893
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	780,044	139,643,416
Met/Dimensional International Small Company Portfolio (Class A)(b)	14,071,519	186,447,630
Met/Eaton Vance Floating Rate Portfolio (Class A)(a)	13,414,948	138,710,560
Met/Templeton International Bond Portfolio (Class A)(a)	11,879,712	137,091,879
MFS® Emerging Markets Equity Portfolio (Class A)(a)	13,611,779	127,406,249
MFS® Research International Portfolio (Class A)(a)	35,251,341	318,319,606
MFS® Value Portfolio (Class A)(b)	34,252,328	418,905,971
Morgan Stanley Mid Cap Growth Portfolio (Class A)(a)	1,161,556	12,521,569
Neuberger Berman Genesis Portfolio (Class A)(b)	5,834,105	70,300,966

Affiliated Investment Companies—(Continued)
PIMCO Inflation Protected Bond Portfolio (Class A)(a)	17,516,666	$208,623,489
PIMCO Total Return Portfolio (Class A)(a)	28,727,775	348,755,185
Rainier Large Cap Equity Portfolio (Class A)(a)	26,221,502	204,265,503
T. Rowe Price Large Cap Growth Portfolio (Class A)(b)	13,780,001	204,908,620
T. Rowe Price Large Cap Value Portfolio (Class A)(a)	19,586,987	411,326,728
T. Rowe Price Mid Cap Growth Portfolio (Class A)(a)	13,208,804	125,879,901
Third Avenue Small Cap Value Portfolio (Class A)(a)	9,621,850	130,568,510
Turner Mid Cap Growth Portfolio (Class A)* (a)	9,843,891	125,706,482
Van Eck Global Natural Resources Portfolio (Class A)(b)	13,900,705	187,937,525
Van Kampen Comstock Portfolio (Class A)(a)	36,966,368	344,526,553

Total Mutual Funds (Cost $6,396,647,932)		6,727,869,552

Total Investments—100.0% (Cost $6,396,647,932#)		6,727,869,552
Other Assets and Liabilities (net)—0.0%		(1,795,448)

Net Assets—100.0%		$6,726,074,104

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $6,688,356,120. The aggregate unrealized appreciation and depreciation of investments were $259,082,774 and $(219,569,342), respectively, resulting in net unrealized appreciation of $39,513,432 for federal income tax purposes.
(a)	A Portfolio of Met Investors Series Trust. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(b)	A Portfolio of Metropolitan Series Fund, Inc. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$6,727,869,552	$—	$—	$6,727,869,552
Total Investments	$6,727,869,552	$—	$—	$6,727,869,552

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)	$6,727,869,552
Receivable for investments sold	815,805
Receivable for shares sold	320,958

Total assets	6,729,006,315

Liabilities
Due to Adviser	1,223
Payables for:
Shares redeemed	1,136,763
Accrued Expenses:
Management fees	317,282
Distribution and service fees - Class B	1,426,614
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	25,067
Other expenses	21,195

Total liabilities	2,932,211

Net Assets	$6,726,074,104

Net Assets Represented by
Paid in surplus	$7,855,804,697
Accumulated net realized loss	(1,577,021,144)
Unrealized appreciation on investments	331,221,620
Undistributed net investment income	116,068,931

Net Assets	$6,726,074,104

Net Assets
Class A	$2,593,039
Class B	6,723,481,065
Capital Shares Outstanding*
Class A	258,978
Class B	674,926,995
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.01
Class B	9.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $6,396,647,932.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from Affiliated Underlying Portfolios	$109,518,035

Total investment income	109,518,035

Expenses
Management fees	4,051,901
Administration fees	24,000
Deferred expense reimbursement	14,673
Custodian and accounting fees	24,800
Distribution and service fees - Class B	18,377,682
Audit and tax services	24,536
Legal	33,757
Trustees’ fees and expenses	35,424
Miscellaneous	14,425

Total expenses	22,601,198

Net investment income	86,916,837

Net Realized and Unrealized Gain (Loss) on Affiliated Investments
Net realized gain on:
Affiliated investments	133,836,744
Capital gain distributions from Affiliated Underlying Portfolios	56,454,968

Net realized gain on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	190,291,712

Net change in unrealized depreciation on affiliated investments	(551,810,654)

Net realized and unrealized loss on affiliated investments	(361,518,942)

Net Decrease in Net Assets from Operations	$(274,602,105)

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$86,916,837	$91,298,583
Net realized gain (loss) on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	190,291,712	(144,638,619)
Net change in unrealized appreciation (depreciation) on affiliated investments	(551,810,654)	1,064,817,436

Net increase (decrease) in net assets resulting from operations	(274,602,105)	1,011,477,400

Distributions to Shareholders
From net investment income
Class A	(46,874)	(47,063)
Class B	(112,889,777)	(118,844,419)

Net decrease in net assets resulting from distributions	(112,936,651)	(118,891,482)

Net decrease in net assets from capital share transactions	(435,271,289)	(261,617,477)

Net Increase (Decrease) in Net Assets	(822,810,045)	630,968,441
Net assets at beginning of period	7,548,884,149	6,917,915,708

Net assets at end of period	$6,726,074,104	$7,548,884,149

Undistributed net investment income at end of period	$116,068,931	$112,916,943

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	10,057	$103,193	17,028	$159,756
Reinvestments	4,242	46,874	4,802	47,063
Redemptions	(17,812)	(186,870)	(67,928)	(617,942)

Net decrease	(3,513)	$(36,803)	(46,098)	$(411,123)

Class B
Sales	28,882,313	$306,934,923	30,673,033	$294,705,075
Reinvestments	10,244,082	112,889,777	12,151,781	118,844,419
Redemptions	(82,204,592)	(855,059,186)	(72,417,215)	(674,755,848)

Net decrease	(43,078,197)	$(435,234,486)	(29,592,401)	$(261,206,354)

Decrease derived from capital shares transactions		$(435,271,289)		$(261,617,477)

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.56	$9.29	$7.12	$12.89	$12.89

Income (Loss) from Investment Operations
Net investment income(a)	0.15	0.14	0.16	0.16	0.10
Net realized and unrealized gain (loss) on investments	(0.52)	1.31	2.01	(4.77)	0.55

Total from investment operations	(0.37)	1.45	2.17	(4.61)	0.65

Less Distributions
Distributions from net investment income	(0.18)	(0.18)	0.00	(0.41)	(0.19)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.75)	(0.46)

Total distributions	(0.18)	(0.18)	0.00	(1.16)	(0.65)

Net Asset Value, End of Period	$10.01	$10.56	$9.29	$7.12	$12.89

Total Return (%)	(3.64)	15.77	30.48	(37.74)	5.03

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)(c)	0.06	0.06	0.06	0.06	0.06
Ratio of net expenses to average net assets (%)(c)(d)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income to average net assets (%)(e)	1.39	1.51	2.02	1.50	0.77
Portfolio turnover rate (%)	23.9	13.5	39.3	23.0	15.3
Net assets, end of period (in millions)	$2.6	$2.8	$2.9	$2.4	$3.8

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.51	$9.25	$7.11	$12.85	$12.87

Income (Loss) from Investment Operations
Net investment income(a)	0.12	0.12	0.15	0.13	0.07
Net realized and unrealized gain (loss) on investments	(0.51)	1.30	1.99	(4.75)	0.53

Total from investment operations	(0.39)	1.42	2.14	(4.62)	0.60

Less Distributions
Distributions from net investment income	(0.16)	(0.16)	0.00	(0.37)	(0.16)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.75)	(0.46)

Total distributions	(0.16)	(0.16)	0.00	(1.12)	(0.62)

Net Asset Value, End of Period	$9.96	$10.51	$9.25	$7.11	$12.85

Total Return (%)	(3.87)	15.49	30.10	(37.87)	4.70

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)(c)	0.31	0.31	0.31	0.31	0.31
Ratio of net expenses to average net assets (%)(c)(d)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%)(e)	1.18	1.31	1.92	1.28	0.50
Portfolio turnover rate (%)	23.9	13.5	39.3	23.0	15.3
Net assets, end of period (in millions)	$6,723.5	$7,456.1	$6,915.0	$5,380.6	$8,190.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Growth Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios, deferred trustees’ compensation and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

10

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$4,051,901	0.100%	First $ 500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - On November 7, 2008, the Strategic Conservative Growth Portfolio, a series of the Trust, merged with and into the Portfolio.

The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting the expenses of the Strategic Conservative Growth Portfolio. The Expense Limitation Agreement with respect to the Strategic Conservative Growth Portfolio has since expired. Pursuant to the Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Strategic Conservative Growth Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized in accordance with the GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying Portfolios’ fees and expenses but including amounts payable pursuant a plan adopted in accordance with Rule 12b-1 under the 1940 Act were limited to a certain percentage of Strategic Conservative Growth Portfolio’s average daily net assets, as set forth in the Expense Limitation Agreement.

At the time of the merger, the Adviser, subject to approval by the Trust’s Board, was entitled to an aggregate reimbursement of $275,495 from the Strategic Conservative Growth Portfolio. Such amount was a contractual obligation of the Strategic Conservative Growth Portfolio under the Expense Limitation Agreement. As a result of the merger, the Portfolio assumed this contractual obligation of the Strategic Conservative Growth Portfolio. Any reimbursement of the Adviser owed by the Strategic Conservative Growth Portfolio will now be made by the Portfolio, subject to prior approval by the Trust’s Board. The obligation to reimburse the Adviser for any expenses of the Strategic Conservative Growth Portfolio paid by the Adviser expires on December 31, 2013.

As of December 31, 2011, there were no expenses deferred in 2011 and $14,673 was repaid to the Adviser in accordance with the Expense Limitation Agreement. The amount of expenses deferred in 2006 and 2007, which were recovered during the year ended December 31, 2011 was $7,319 and $7,354, respectively. As of December 31, 2011, there was $231,476 in expense deferrals eligible for recoupment by the Adviser. Amounts recouped for the year ended December 31, 2011 are shown as Deferred expense reimbursement in the Statement of Operations.

Expenses Deferred in
2007	2008	2009	2010	2011
Subject to repayment until December 31,
2012	2013	2014	2015	2016

$122,343	$112,802	$—	$—	$—

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

11

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,940,009,663	$—	$2,345,013,737

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011

Baillie Gifford International Stock (formerly Artio International Stock)	22,534,499	1,844,812	(8,489,317)	15,889,994

BlackRock Bond Income	—	754,348	(127,504)	626,844

BlackRock High Yield	8,531,531	636,303	(9,167,834)	—

BlackRock Large Cap Value	42,825,239	812,228	(23,341,122)	20,296,345

12

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011

BlackRock Legacy Large Cap Growth	—	8,257,134	(531,341)	7,725,793

Clarion Global Real Estate	21,997,781	1,599,762	(1,770,067)	21,827,476

Davis Venture Value	14,226,164	302,179	(2,980,680)	11,547,663

Dreman Small Cap Value*	—	10,915,984	(680,682)	10,235,302

Goldman Sachs Mid Cap Value	12,000,193	172,997	(6,453,335)	5,719,855

Harris Oakmark International	22,289,657	12,283,325	(2,582,617)	31,990,365

Invesco Small Cap Growth	22,311,085	241,605	(8,274,647)	14,278,043

Janus Forty	3,150,025	289,981	(264,122)	3,175,884

Jennison Growth	37,114,282	422,877	(14,999,379)	22,537,780

Legg Mason ClearBridge Aggressive Growth	42,351,956	392,316	(15,973,761)	26,770,511

Loomis Sayles Small Cap Growth*	—	14,354,561	(926,336)	13,428,225

Lord Abbett Bond Debenture	5,668,775	6,892,106	(1,604,249)	10,956,632

Met/Artisan Mid Cap Value	886,184	16,294	(122,434)	780,044

Met/Dimensional International Small Company*	14,378,603	1,556,211	(1,863,295)	14,071,519

Met/Eaton Vance Floating Rate	6,969,113	8,645,149	(2,199,314)	13,414,948

Met/Templeton International Bond	11,785,785	1,552,912	(1,458,985)	11,879,712

MFS® Emerging Markets Equity	13,612,637	1,350,317	(1,351,175)	13,611,779

MFS® Research International	45,169,160	1,426,347	(11,344,166)	35,251,341

MFS® Value	35,960,991	1,748,134	(3,456,797)	34,252,328

Morgan Stanley Mid Cap Growth	—	1,854,104	(692,548)	1,161,556

Neuberger Berman Genesis	13,624,149	203,002	(7,993,046)	5,834,105

PIMCO Inflation Protected Bond	24,646,804	3,134,780	(10,264,918)	17,516,666

PIMCO Total Return	33,507,987	4,252,923	(9,033,135)	28,727,775

Rainier Large Cap Equity*	55,944,197	763,881	(30,486,576)	26,221,502

T. Rowe Price Large Cap Growth	—	14,848,371	(1,068,370)	13,780,001

T. Rowe Price Large Cap Value	13,578,781	7,559,704	(1,551,498)	19,586,987

T. Rowe Price Mid Cap Growth	15,973,247	498,371	(3,262,814)	13,208,804

Third Avenue Small Cap Value	15,444,736	422,225	(6,245,111)	9,621,850

Turner Mid Cap Growth*	11,675,362	155,889	(1,987,360)	9,843,891

Van Eck Global Natural Resources	9,417,244	5,957,129	(1,473,668)	13,900,705

Van Kampen Comstock	31,376,675	8,625,889	(3,036,196)	36,966,368

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Underlying Portfolio as of December 31, 2011. Once filed, the most recent Annual Report of the Underlying Portfolio will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http:// www.sec.gov.

13

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2011

Baillie Gifford International Stock (formerly Artio International Stock)	$(24,210,499)	$—	$3,713,897	$125,054,254

BlackRock Bond Income	354,036	—	—	69,517,024

BlackRock High Yield	17,437,951	—	4,912,290	—

BlackRock Large Cap Value	86,323,196	—	5,061,222	210,270,136

BlackRock Legacy Large Cap Growth	(1,575,122)	—	—	192,758,526

Clarion Global Real Estate	(8,264,345)	—	8,946,184	203,432,076

Davis Venture Value	(10,987,687)	—	4,944,382	342,619,163

Dreman Small Cap Value	(1,457,685)	—	—	134,491,863

Goldman Sachs Mid Cap Value	(1,856,381)	—	986,055	68,409,467

Harris Oakmark International	(12,837,169)	—	80,732	379,085,819

Invesco Small Cap Growth	19,416,513	—	—	200,892,071

Janus Forty	4,355,193	—	3,825,793	202,145,040

Jennison Growth	64,286,498	—	1,253,096	273,608,654

Legg Mason ClearBridge Aggressive Growth	7,363,871	—	354,578	209,077,691

Loomis Sayles Small Cap Growth	(1,176,754)	—	—	134,416,533

Lord Abbett Bond Debenture	457,509	—	4,535,843	140,244,893

Met/Artisan Mid Cap Value	(5,562,788)	—	1,489,555	139,643,416

Met/Dimensional International Small Company	11,216,968	8,424,833	4,927,466	186,447,630

Met/Eaton Vance Floating Rate	602,485	191,900	1,478,679	138,710,560

Met/Templeton International Bond	2,926,846	195,157	10,818,619	137,091,879

MFS® Emerging Markets Equity	(2,136,099)	—	2,318,921	127,406,249

MFS® Research International	(32,710,339)	—	9,406,169	318,319,606

MFS® Value	11,618,432	—	6,964,011	418,905,971

Morgan Stanley Mid Cap Growth	(785,770)	—	—	12,521,569

Neuberger Berman Genesis	19,011,330	—	1,200,571	70,300,966

PIMCO Inflation Protected Bond	10,551,818	14,244,249	5,545,297	208,623,489

PIMCO Total Return	1,009,797	13,538,062	12,584,249	348,755,185

Rainier Large Cap Equity	(27,479,518)	—	2,609,455	204,265,503

T. Rowe Price Large Cap Growth	(1,215,933)	—	—	204,908,620

T. Rowe Price Large Cap Value	(8,741,704)	—	2,504,863	411,326,728

T. Rowe Price Mid Cap Growth	6,649,542	4,018,288	—	125,879,901

Third Avenue Small Cap Value	2,184,566	—	2,899,324	130,568,510

Turner Mid Cap Growth	5,271,225	—	—	125,706,482

Van Eck Global Natural Resources	9,738,159	15,842,479	2,168,857	187,937,525

Van Kampen Comstock	(5,941,398)	—	3,987,927	344,526,553

	$133,836,744	$56,454,968	$109,518,035	$6,727,869,552

14

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$112,936,651	$118,891,482	$—	$—	$112,936,651	$118,891,482

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$116,093,998	$—	$39,513,432	$(1,285,312,955)	$(1,129,705,525)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated capital losses were $0 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Expiring 12/31/2018	Total

$1,158,686,082	$126,626,873	$1,285,312,955

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

15

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Growth Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Growth Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Growth Strategy Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

19

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Growth Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Growth Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Growth Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

20

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Growth Strategy Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one- year period ended June 30, 2011, and underperformed the median of its Performance Universe and Lipper Index for the three- and five- year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderately Aggressive Index, for the one-, three- and five- year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the peer group used for comparative purposes and the recent changes to the allocation. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser, provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

21

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Growth Strategy Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the median of its Expense Group and below the median of its Expense Universe, and total expenses (exclusive of 12b-1 fees) were equal to the median of the Expense Group and slightly above the median of the Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that

22

MET INVESTORS SERIES TRUST

MetLife Growth Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Growth Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios. The Board concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust MetLife Moderate Strategy Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the MetLife Moderate Strategy Portfolio returned 0.17% and -0.12%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned 0.28%.

Market Environment/Conditions

Economic and political unrest around the world caused sudden and often sharp shifts in sentiment for the capital markets during 2011. As a result, riskier asset classes such as stocks and credit based bonds were extremely volatile throughout the year. Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates. Below investment grade bonds experienced a sharp sell-off during the third quarter as investors feared that the European credit crisis might spread and derail the already fragile global economic recovery, but high yield bonds recovered fully in the fourth quarter to finish the year with a tepid, but respectable 5.0% total return. Foreign bonds had similar returns as domestic bonds; although differences in exchange rates produced variations in the returns of bonds from different countries.

Common stock prices see-sawed during the year in response to concerns about the economy and global events. After producing a modest return of 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the full year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Smaller domestic stocks, as measured by the Russell 2000 Index, were down 4.2% for the year. Growth style stocks performed modestly better than value style stocks. Foreign stocks, as measured by the MSCI EAFE Index, fell 12.1% on both a local and dollar basis. Stocks in Europe were hurt by both a drop in prices and a stronger dollar, which made these stocks less valuable to the dollar based investors.

Portfolio Review/Year-End Positioning

The MetLife Moderate Strategy Portfolio invested in the underlying portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. to maintain its broad asset allocation goal of 50% to fixed income and 50% to equities. The 50% exposure to bonds during a period of uncertainty dampened the volatility and reduced the downside compared to a portfolio with higher exposure to equities. However, a higher than benchmark exposure to high yield and foreign bonds—both of which boosted relative performance in 2010—detracted from relative performance in 2011 as these asset classes trailed domestic investment grade bonds. The overweighting was a result of the opportunistic investment in these asset classes by several of the core bond portfolios. The investment in smaller and foreign stocks by underlying portfolios that invest mostly in large domestic stocks had a net negative impact on performance for the year. In addition, weak selection and sector positioning within several of the underlying portfolios hurt relative performance.

Among the Portfolio’s domestic equity portfolios, the BlackRock Large Cap Value Portfolio, the Legg Mason ClearBridge Aggressive Growth Portfolio, and the Neuberger Berman Genesis Portfolio contributed the most to relative performance. BlackRock—which struggled during 2009 and 2010—benefited in 2011 from an overweight and good selection in the Health Care sector. Among the stocks that contributed were Biogen Idec, Humana, and UnitedHealth Group. Neuberger Berman’s good return was driven mostly by its strong stock selection. Among the stocks contributing to performance were Tractor Supply, a retail store that caters to recreational farmers and ranchers, and Polaris Industries, a manufacturer of sports vehicles. Legg Mason ClearBridge’s performance was aided by an overweight position and strong selection in the Health Care sector. Their strong performing Health Care stocks included Biogen Idec Inc., UnitedHealth Group Inc., Valeant Pharmaceuticals International Inc., and Amgen Inc.

The BlackRock Legacy Large Cap Growth Portfolio and the Davis Venture Value Portfolio were the biggest detractors from relative performance among the domestic equity portfolios. BlackRock Legacy was hurt by overall weak security selection, especially in the Energy and Health Care sectors. Oil service giant Schlumberger and biotech firm Dendreon were among the biggest detractors. Davis detracted from relative performance due in part to owning Sino-Forest, a Chinese forest plantation operator that lost nearly all of its value amid fraud allegations. Weak selection in the Energy sector also detracted from performance.

Within the core foreign equity funds, the Baillie Gifford International Stock Portfolio (subadvised by Artio Global Management, LLC during 2011) detracted from relative performance due in part to its exposure to stocks in emerging market countries such as China and India. It was also hurt by stock selection in the Financial Services sector in Asia (Hang Lung Properties) and Europe (Lloyds Banking Group). The Van Eck Global Natural Resources Portfolio, the MetLife Moderate Strategy Portfolio’s single best performing underlying portfolio in 2010, lagged the broad global equity indices in 2011 due to its inclusion of economically sensitive industrial materials stocks. On the plus side, the MFS® Research International Portfolio helped relative performance due to very good overall stock selection. Australian mining company (Iluka Resources) was a particular strong source of good performance.

For fixed income managers to do well in 2011, they needed to hold higher quality instruments—preferably Treasuries—and hold bonds with longer maturities. The PIMCO Total Return Portfolio, although positive for the year, significantly underperformed the broad bond benchmarks due to its shorter duration, underweight to Treasuries, and lower average credit quality. The Met/Templeton International Bond Portfolio’s impact on performance was mixed through the year: it helped performance for three out of four quarters due to its avoidance of troubled European sovereigns, most notably Portugal, Italy, Greece, and Spain, but its significant relative underperformance during the third quarter overwhelmed the otherwise good performance. During the third quarter, Met/Templeton’s underweight to core foreign countries such as Japan, the United Kingdom, and Germany, as well as

1

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Managed by MetLife Advisers, LLC

Portfolio Manager Commentary* (continued)

currency positioning, detracted from performance. The biggest fixed income contributor to relative performance was the PIMCO Inflation Protected Bond Portfolio. Treasury Inflation Protected Securities (TIPS) did well as investors sought the safety of U.S. Treasury securities in times of stress.

Investment Committee

MetLife Advisers, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio and market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are as December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions. MetLife Advisers undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation, or country diversification (or that of the underlying portfolios used in the Portfolio) is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
PIMCO Total Return Portfolio (Class A)	19.8
BlackRock Bond Income Portfolio (Class A)	9.3
Western Asset Management U.S. Government Portfolio (Class A)	7.2
MFS® Value Portfolio (Class A)	5.0
PIMCO Inflation Protected Bond Portfolio (Class A)	4.2
T. Rowe Price Large Cap Value Portfolio (Class A)	3.9
MFS® Research International Portfolio (Class A)	3.7
Met/Franklin Low Duration Total Return Portfolio (Class A)	3.1
BlackRock Large Cap Value Portfolio (Class A)	3.0
Van Kampen Comstock Portfolio (Class A)	2.9

2

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

MetLife Moderate Strategy Portfolio managed by

MetLife Advisers, LLC vs. Dow Jones Moderate Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	Since Inception[3]
MetLife Moderate Strategy Portfolio—Class A	0.17%	2.31%	4.50%
Class B	-0.12%	2.04%	3.99%
Dow Jones Moderate Index[1]	0.28%	2.83%	5.45%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weightings of stocks, bonds, and cash indices (both domestic and foreign) from Barclays and Dow Jones such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of the Class B shares is 11/4/2004. Inception of the Class A shares is 5/2/2005. Index returns are based on an inception date of 11/4/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.38%	$1,000.00	$958.10	$1.88
Hypothetical*	0.38%	1,000.00	1,023.28	1.94

Class B(a)
Actual	0.63%	$1,000.00	$956.10	$3.11
Hypothetical*	0.63%	1,000.00	1,022.02	3.21

*   Hypothetical assumes a rate of return of 5% per year before expenses.

**  Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

4

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Schedule of Investments as of December 31, 2011

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (formerly Artio International Stock Portfolio) (Class A)(b)	5,274,014	$41,506,487
BlackRock Bond Income Portfolio (Class A)(b)	3,798,262	421,227,255
BlackRock High Yield Portfolio (Class A)(a)	11,052,353	92,287,146
BlackRock Large Cap Value Portfolio (Class A)(b)	12,952,368	134,186,535
BlackRock Legacy Large Cap Growth Portfolio (Class A)(b)	5,106,619	127,410,141
Clarion Global Real Estate Portfolio (Class A)(a)	9,324,588	86,905,158
Davis Venture Value Portfolio (Class A)(b)	4,460,005	132,328,343
Goldman Sachs Mid Cap Value Portfolio (Class A)(a)	3,647,489	43,623,972
Harris Oakmark International Portfolio (Class A)(a)	10,743,186	127,306,751
Invesco Small Cap Growth Portfolio (Class A)* (a)	6,249,010	87,923,576
Lord Abbett Bond Debenture Portfolio (Class A)(a)	3,695,633	47,304,105
Met/Artisan Mid Cap Value Portfolio (Class A)(b)	251,350	44,996,679
Met/Dimensional International Small Company Portfolio (Class A)(b)	3,139,245	41,594,991
Met/Eaton Vance Floating Rate Portfolio (Class A)(a)	9,038,831	93,461,517
Met/Franklin Low Duration Total Return Portfolio (Class A)* (a)	14,019,790	138,515,521
Met/Templeton International Bond Portfolio (Class A)(a)	7,769,240	89,657,028
MFS® Emerging Markets Equity Portfolio (Class A)(a)	4,487,497	42,002,969
MFS® Research International Portfolio (Class A)(a)	18,632,353	168,250,151
MFS® Value Portfolio (Class A)(b)	18,342,498	224,328,748
Morgan Stanley Mid Cap Growth Portfolio (Class A)(a)	378,370	4,078,825
Neuberger Berman Genesis Portfolio (Class A)(b)	7,423,421	89,452,228
PIMCO Inflation Protected Bond Portfolio (Class A)(a)	15,759,207	187,692,162
PIMCO Total Return Portfolio (Class A)(a)	73,556,311	892,973,618
Pioneer Fund Portfolio (Class A)(a)	6,557,785	87,546,424

Affiliated Investment Companies—(Continued)
Rainier Large Cap Equity Portfolio (Class A)(a)	11,108,017	$86,531,455
T. Rowe Price Large Cap Growth Portfolio (Class A)(b)	8,768,693	130,390,460
T. Rowe Price Large Cap Value Portfolio (Class A)(a)	8,463,816	177,740,134
T. Rowe Price Mid Cap Growth Portfolio (Class A)(a)	4,239,039	40,398,046
Third Avenue Small Cap Value Portfolio (Class A)(a)	6,381,908	86,602,496
Van Eck Global Natural Resources Portfolio (Class A)(b)	3,049,669	41,231,519
Van Kampen Comstock Portfolio (Class A)(a)	14,221,960	132,548,667
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)(b)	3,610,076	46,967,090
Western Asset Management U.S. Government Portfolio (Class A)(b)	26,679,489	325,756,562

Total Mutual Funds (Cost $4,299,210,907)		4,514,726,759

Total Investments—100.0% (Cost $4,299,210,907#)		4,514,726,759
Other Assets and Liabilities (net)—0.0%		(1,224,902)

Net Assets—100.0%		$4,513,501,857

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $4,388,302,041. The aggregate unrealized appreciation and depreciation of investments were $179,132,728 and $(52,708,010), respectively, resulting in net unrealized appreciation of $126,424,718 for federal income tax purposes.
(a)	A Portfolio of Met Investors Series Trust. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
(b)	A Portfolio of Metropolitan Series Fund, Inc. (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$4,514,726,759	$—	$—	$4,514,726,759
Total Investments	$4,514,726,759	$—	$—	$4,514,726,759

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Affiliated investments at value (a)	$4,514,726,759
Receivable for investments sold	409,161
Receivable for shares sold	195,654

Total assets	4,515,331,574

Liabilities
Payables for:
Shares redeemed	604,816
Accrued Expenses:
Management fees	222,595
Distribution and service fees - Class B	953,490
Administration fees	2,000
Custodian and accounting fees	2,067
Deferred trustees’ fees	25,067
Other expenses	19,682

Total liabilities	1,829,717

Net Assets	$4,513,501,857

Net Assets Represented by
Paid in surplus	$4,378,567,141
Accumulated net realized loss	(206,036,672)
Unrealized appreciation on investments	215,515,852
Undistributed net investment income	125,455,536

Net Assets	$4,513,501,857

Net Assets
Class A	$1,128,901
Class B	4,512,372,956
Capital Shares Outstanding*
Class A	107,435
Class B	431,296,304
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.51
Class B	10.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $4,299,210,907.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends from Affiliated Underlying Portfolios	$97,683,414

Total investment income	97,683,414

Expenses
Management fees	2,640,169
Administration fees	24,000
Custodian and accounting fees	24,800
Distribution and service fees - Class B	11,322,988
Audit and tax services	24,536
Legal	33,286
Trustees’ fees and expenses	35,424
Miscellaneous	8,323

Total expenses	14,113,526

Net investment income	83,569,888

Net Realized and Unrealized Gain (Loss) on Affiliated Investments
Net realized gain on:
Affiliated investments	130,416,276
Capital gain distributions from Affiliated Underlying Portfolios	61,960,086

Net realized gain on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	192,376,362

Net change in unrealized depreciation on affiliated investments	(289,203,777)

Net realized and unrealized loss on affiliated investments	(96,827,415)

Net Decrease in Net Assets from Operations	$(13,257,527)

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$83,569,888	$72,986,829
Net realized gain on affiliated investments and capital gain distributions from Affiliated Underlying Portfolios	192,376,362	17,129,820
Net change in unrealized appreciation (depreciation) on affiliated investments	(289,203,777)	337,891,962

Net increase (decrease) in net assets resulting from operations	(13,257,527)	428,008,611

Distributions to Shareholders
From net investment income
Class A	(22,952)	(31,438)
Class B	(82,486,130)	(87,462,960)

Net decrease in net assets resulting from distributions	(82,509,082)	(87,494,398)

Net increase in net assets from capital share transactions	402,279,647	811,129,884

Net Increase in Net Assets	306,513,038	1,151,644,097
Net assets at beginning of period	4,206,988,819	3,055,344,722

Net assets at end of period	$4,513,501,857	$4,206,988,819

Undistributed net investment income at end of period	$125,455,536	$82,492,621

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	5,683	$60,721	9,068	$89,786
Reinvestments	2,090	22,952	3,119	31,438
Redemptions	(7,464)	(80,644)	(17,967)	(172,971)

Net increase (decrease)	309	$3,029	(5,780)	$(51,747)

Class B
Sales	72,243,831	$777,976,559	104,514,299	$1,046,235,770
Reinvestments	7,532,980	82,486,130	8,694,131	87,462,960
Redemptions	(43,072,879)	(458,186,071)	(32,560,146)	(322,517,099)

Net increase	36,703,932	$402,276,618	80,648,284	$811,181,631

Increase derived from capital shares transactions		$402,279,647		$811,129,884

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.70	$9.76	$8.29	$11.73	$11.58

Income (Loss) from Investment Operations
Net investment income(a)	0.22	0.25	0.33	0.27	0.20
Net realized and unrealized gain (loss) on investments	(0.19)	0.97	1.70	(3.22)	0.54

Total from investment operations	0.03	1.22	2.03	(2.95)	0.74

Less Distributions
Distributions from net investment income	(0.22)	(0.28)	(0.33)	(0.21)	(0.27)
Distributions from net realized capital gains	0.00	0.00	(0.23)	(0.28)	(0.32)

Total distributions	(0.22)	(0.28)	(0.56)	(0.49)	(0.59)

Net Asset Value, End of Period	$10.51	$10.70	$9.76	$8.29	$11.73

Total Return (%)	0.17	12.66	26.35	(26.19)	6.49

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)(c)	0.06	0.06	0.07	0.07	0.07
Ratio of net investment income to average net assets (%)(d)	2.09	2.50	3.82	2.74	1.73
Portfolio turnover rate (%)	25.2	15.5	28.4	21.6	18.1
Net assets, end of period (in millions)	$1.1	$1.1	$1.1	$0.9	$0.9

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.66	$9.73	$8.26	$11.70	$11.56

Income (Loss) from Investment Operations
Net investment income(a)	0.20	0.21	0.28	0.25	0.16
Net realized and unrealized gain (loss) on investments	(0.20)	0.98	1.73	(3.23)	0.55

Total from investment operations	0.00	1.19	2.01	(2.98)	0.71

Less Distributions
Distributions from net investment income	(0.20)	(0.26)	(0.31)	(0.18)	(0.25)
Distributions from net realized capital gains	0.00	0.00	(0.23)	(0.28)	(0.32)

Total distributions	(0.20)	(0.26)	(0.54)	(0.46)	(0.57)

Net Asset Value, End of Period	$10.46	$10.66	$9.73	$8.26	$11.70

Total Return (%)	(0.12)	12.40	26.09	(26.42)	6.21

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)(c)	0.31	0.31	0.32	0.32	0.32
Ratio of net investment income to average net assets (%)(d)	1.84	2.07	3.26	2.45	1.40
Portfolio turnover rate (%)	25.2	15.5	28.4	21.6	18.1
Net assets, end of period (in millions)	$4,512.4	$4,205.8	$3,054.2	$1,915.1	$2,251.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MetLife Moderate Strategy Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in other portfolios of the Trust or of Metropolitan Series Fund, Inc. (“Underlying Portfolios”).

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying Portfolios are valued at their closing daily net asset value. The net asset value of the Portfolio is calculated based on the net asset values of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to short-term capital gain distributions received from Underlying Portfolios, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

10

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$2,640,169	0.100%	First $500 Million

	0.075%	$500 Million to $1 Billion

	0.050%	Over $1 Billion

In addition to the above management fee paid to the Adviser, the Portfolio indirectly pays MetLife Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of the Underlying Portfolios by the Portfolio, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,609,671,845	$—	$1,144,265,577

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

11

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Market, Credit and Counterparty Risk

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the companies whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom they undertake a significant volume of transactions. The Underlying Portfolios reduce the credit risk associated with favorable contracts by entering into master netting arrangements to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Underlying Portfolios’ overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolio’s net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2011 were as follows:

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011

Baillie Gifford International Stock (formerly Artio International Stock)	8,430,748	1,465,832	(4,622,566)	5,274,014

BlackRock Bond Income	1,499,619	2,598,618	(299,975)	3,798,262

BlackRock High Yield	9,833,124	1,653,002	(433,773)	11,052,353

BlackRock Large Cap Value	20,434,426	1,991,206	(9,473,264)	12,952,368

BlackRock Legacy Large Cap Growth	—	5,213,019	(106,400)	5,106,619

Clarion Global Real Estate	8,446,357	1,306,621	(428,390)	9,324,588

Davis Venture Value	6,733,921	698,383	(2,972,299)	4,460,005

Goldman Sachs Mid Cap Value	3,423,358	457,618	(233,487)	3,647,489

Harris Oakmark International	9,405,081	1,741,930	(403,825)	10,743,186

Invesco Small Cap Growth	6,338,300	850,798	(940,088)	6,249,010

Jennison Growth	14,167,165	979,628	(15,146,793)	—

Lazard Mid Cap	3,826,921	281,916	(4,108,837)	—

Lord Abbett Bond Debenture	13,126,966	1,855,709	(11,287,042)	3,695,633

Met/Artisan Mid Cap Value	248,807	25,477	(22,934)	251,350

Met/Dimensional International Small Company	2,690,853	710,098	(261,706)	3,139,245

Met/Eaton Vance Floating Rate	7,973,217	1,393,796	(328,182)	9,038,831

Met/Franklin Low Duration Total Return	—	14,429,744	(409,954)	14,019,790

Met/Templeton International Bond	6,684,336	1,263,339	(178,435)	7,769,240

MFS® Emerging Markets Equity	3,913,966	925,839	(352,308)	4,487,497

MFS® Research International	17,136,223	2,912,566	(1,416,436)	18,632,353

MFS® Value	17,013,997	1,945,990	(617,489)	18,342,498

Morgan Stanley Mid Cap Growth	—	445,472	(67,102)	378,370

Neuberger Berman Genesis	3,840,364	3,759,516	(176,459)	7,423,421

12

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011

PIMCO Inflation Protected Bond	18,043,404	3,131,031	(5,415,228)	15,759,207

PIMCO Total Return	75,328,155	12,716,391	(14,488,235)	73,556,311

Pioneer Fund	—	6,694,940	(137,155)	6,557,785

Rainier Large Cap Equity	15,960,238	1,497,627	(6,349,848)	11,108,017

T. Rowe Price Large Cap Growth	—	8,971,251	(202,558)	8,768,693

T. Rowe Price Large Cap Value	3,890,311	4,755,264	(181,759)	8,463,816

T. Rowe Price Mid Cap Growth	4,506,454	396,660	(664,075)	4,239,039

Third Avenue Small Cap Value	5,941,865	1,027,788	(587,745)	6,381,908

Van Eck Global Natural Resources	2,711,432	872,068	(533,831)	3,049,669

Van Kampen Comstock	13,288,534	1,590,034	(656,608)	14,221,960

Western Asset Management Strategic Bond Opportunities	—	3,804,548	(194,472)	3,610,076

Western Asset Management U.S. Government	26,505,951	4,383,475	(4,209,937)	26,679,489

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2011

Baillie Gifford International Stock (formerly Artio International Stock)	$(4,107,973)	$—	$1,492,258	$41,506,487

BlackRock Bond Income	3,634,247	—	6,962,564	421,227,255

BlackRock High Yield	6,876	—	6,056,814	92,287,146

BlackRock Large Cap Value	35,555,825	—	2,583,377	134,186,535

BlackRock Legacy Large Cap Growth	(377,662)	—	—	127,410,141

Clarion Global Real Estate	(2,577,258)	—	3,675,311	86,905,158

Davis Venture Value	9,315,126	—	2,506,395	132,328,343

Goldman Sachs Mid Cap Value	1,143,663	—	298,066	43,623,972

Harris Oakmark International	(2,134,060)	—	36,455	127,306,751

Invesco Small Cap Growth	6,327,527	—	—	87,923,576

Jennison Growth	35,259,503	—	511,621	—

Lazard Mid Cap	16,915,676	—	424,867	—

Lord Abbett Bond Debenture	17,386,074	—	11,240,007	47,304,105

Met/Artisan Mid Cap Value	1,624,666	—	447,591	44,996,679

Met/Dimensional International Small Company	1,707,153	1,670,633	977,109	41,594,991

Met/Eaton Vance Floating Rate	82,263	234,762	1,808,956	93,461,517

Met/Franklin Low Duration Total Return	(33,132)	—	—	138,515,521

Met/Templeton International Bond	356,412	118,895	6,591,009	89,657,028

MFS® Emerging Markets Equity	1,998,089	—	710,936	42,002,969

MFS® Research International	(2,301,963)	—	3,793,821	168,250,151

MFS® Value	2,151,115	—	3,526,818	224,328,748

Morgan Stanley Mid Cap Growth	(103,056)	—	—	4,078,825

13

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuers - continued

Underlying Portfolio (Class A)	Net Realized Gain/(Loss) on sales of Underlying Portfolios	Capital Gain Distributions from Underlying Portfolios	Dividend income from Underlying Portfolios	Ending Value as of December 31, 2011

Neuberger Berman Genesis	$229,724	$—	$362,145	$89,452,228

PIMCO Inflation Protected Bond	2,973,013	10,759,743	4,188,776	187,692,162

PIMCO Total Return	5,793,504	31,250,858	29,049,106	892,973,618

Pioneer Fund	(237,483)	—	—	87,546,424

Rainier Large Cap Equity	(5,243,034)	—	796,301	86,531,455

T. Rowe Price Large Cap Growth	(268,954)	—	—	130,390,460

T. Rowe Price Large Cap Value	576,487	—	767,402	177,740,134

T. Rowe Price Mid Cap Growth	1,556,461	1,194,264	—	40,398,046

Third Avenue Small Cap Value	150,415	—	1,190,450	86,602,496

Van Eck Global Natural Resources	4,062,833	4,727,684	647,226	41,231,519

Van Kampen Comstock	(354,018)	—	1,808,046	132,548,667

Western Asset Management Strategic Bond Opportunities	38,157	—	—	46,967,090

Western Asset Management U.S. Government	(689,940)	12,003,247	5,229,987	325,756,562

	$130,416,276	$61,960,086	$97,683,414	$4,514,726,759

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$82,509,082	$87,494,398	$—	$—	$82,509,082	$87,494,398

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$125,480,604	$—	$126,424,718	$(116,945,536)	$134,959,786

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated capital losses were $0 and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2017	Total

$116,945,536	$116,945,536

14

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

15

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Moderate Strategy Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MetLife Moderate Strategy Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MetLife Moderate Strategy Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

19

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MetLife Moderate Strategy Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1 As the Adviser has the day-to-day responsibility for managing the MetLife Moderate Strategy Portfolio’s investments, the Board only approved an Advisory Agreement with respect to the MetLife Moderate Strategy Portfolio.

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

20

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired, at its own cost, an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and to investments in other Portfolios of the Trust or of Metropolitan Series Fund, Inc. (the “Underlying Portfolios”), which may assist the Adviser with the selection of Underlying Portfolios for inclusion in each Asset Allocation Portfolio. Additionally, the Board considered that an Investment Committee, consisting of investment professionals from across MetLife, meets at least quarterly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios, the American Funds of Funds and the Met/Franklin Templeton Founding Strategy Portfolio.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MetLife Moderate Strategy Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- year period ended June 30, 2011, and outperformed the median of its Performance Universe and Lipper Index for the three- and five- year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three- and five- year periods ended September 30, 2011. The Board noted that Wilshire Associates, an independent consultant previously hired by the Adviser, provides research and consulting services with respect to the Portfolio’s allocation targets and investments in Underlying Portfolios. The Board took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

21

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MetLife Moderate Strategy Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory fee is consistent with industry norms and is fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the Underlying Portfolios in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule

22

MET INVESTORS SERIES TRUST

MetLife Moderate Strategy Portfolio

Board of Trustees’ Consideration of Advisory Agreement—(Continued)

for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MetLife Moderate Strategy Portfolio, the Board noted that the Portfolio’s advisory fee contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser for each of the Asset Allocation Portfolios. The Board concluded that the advisory fee to be paid to the Adviser with respect to each Asset Allocation Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios of the Asset Allocation Portfolios and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Asset Allocation Portfolios and those of their Underlying Portfolios.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust MFS® Emerging Markets Equity Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the MFS Emerging Markets Equity Portfolio returned -18.42% and -18.70%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index1, returned -18.42%.

Market Environment/Conditions

Early in 2011, the U.S. Federal Reserve (the Fed) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral Eurozone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about the budget deficit and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the Eurozone.

Portfolio Review/Year-End Positioning

Stock selection in the Information Technology, Utilities, and Telecommunications sectors was a primary factor that contributed to performance relative to the MSCI Emerging Markets Index. Within the Information Technology sector, the Portfolio’s holdings of electronics company Samsung Electronics (Korea) and semiconductor manufacturer Taiwan Semiconductor contributed to relative returns as both stocks turned in strong performance over the reporting period. Within the Telecommunications sector, holdings of strong-performing telecommunications service provider China Unicom (Hong Kong) were among the Portfolio’s top relative contributors.

An overweight allocation to the retailing industry also boosted relative performance. The Portfolio’s holdings of footwear manufacturer Stella International (Hong Kong) and discount store chain E-Mart (South Korea) benefited relative returns as both stocks appreciated over the reporting period.

Top relative contributors in other sectors included automotive parts manufacturer Mando Corp. (South Korea), conglomerate First Pacific Company Co. (Hong Kong), casino resorts operator Sands China (Hong Kong), and construction, concrete, and cement company Anhui Conch Cement (China).

The Portfolio’s cash position was also a contributor to relative performance. The Portfolio holds cash to buy new holdings and to provide liquidity. In a period when equity markets declined, as measured by the Portfolio’s benchmark, holding cash helped performance versus the benchmark, which has no cash position.

Security selection in the Materials sector held back relative performance. The Portfolio’s holdings of Steel Authority of India detracted from relative returns as the stock underperformed the benchmark.

Stock selection in the Financials sector also hindered relative results. Holdings of commercial banking firm Sberbank (Russia), diversified financial services provider Commercial International Bank (Egypt), and Austrian financial services company Erste Group Bank detracted from relative returns as all three stocks turned in weak performance over the reporting period.

Elsewhere, holdings of information technology products and electronics maker Acer (Taiwan), Brazilian post-secondary education company Anhanguera Educacional Participacoes, automobile trader and manufacturer Geely Automobile Holdings (Hong Kong), and petrochemical firm Reliance Industries (India) weakened relative returns. Not holding strong-performing global auto maker Hyundai Motor (South Korea), and the timing of the Portfolio’s ownership in shares of outperforming automobile manufacturer Kia Motors (South Korea), were additional factors that negatively impacted relative performance.

During the reporting period we rearranged our position in homebuilding and materials, selling out of a flooring and fixtures company in Brazil and replacing it with a homebuilder in the same country. We continued to like homebuilders in emerging markets as they tend to be direct beneficiaries of the rising middle class and income levels. Although our overall position in metals and mining has come down over the reporting period due to weakness in the steel complex, we consider the names we hold in steel to be somewhat core positions due to their considerable competitive advantages.

During the second half of the year, we continued to increase our exposure to automobiles in Asia as demand in the region continued to increase. We’ve trimmed a strong performing Asian auto parts company to help fund our increase to auto manufacturers.

In Financials we increased our exposure to regional bourses as they continued to grow out their franchises. We believe we will continue to see growth in local capital markets as more companies decide to list their shares and that regulation will make it difficult for foreign competition.

During the latter part of the period, we introduced two new retailers in South Africa and one in Russia. We believe the retailers are characterized by attractive valuations, capable management, and strong local brand presence. These new additions have already added value to the Portfolio as they performed well during the fourth quarter.

1

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary* (continued)

At period end, the Portfolio continued to focus on the rising middle class and increase in discretionary spending. We have maintained our large exposure to small and midcap domestic demand-driven names with less emphasis on large cap export-driven names. At year end we were overweight Retailing, Information Technology, and Leisure while our largest underweights were in Energy and Materials.

Jose Luis Garcia and Robert Lau

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Samsung Electronics Co., Ltd.	5.4
Taiwan Semiconductor Manufacturing Co., Ltd.	2.8
MTN Group, Ltd.	1.9
Petroleo Brasileiro S.A. (ADR)	1.8
Vale S.A. (ADR)	1.8
China Construction Bank Corp.	1.8
Gazprom (ADR)	1.8
Mr. Price Group, Ltd.	1.6
China Unicom (Hong Kong), Ltd. (ADR)	1.6
Infosys Technologies, Ltd. (ADR)	1.6

Top Countries

% of Market Value of Total Investments
Brazil	17.4
South Korea	12.2
Hong Kong	12.0
Taiwan	7.7
South Africa	7.4
India	7.0
China	6.6
Mexico	5.0
Russia	4.3
Indonesia	2.3

2

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

MFS® Emerging Markets Equity Portfolio managed by

Massachusetts Financial Services Company vs. MSCI Emerging Markets (EM) IndexSM1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 year	5 year	Since Inception[3]
MFS® Emerging Markets Equity Portfolio—Class A	-18.42%	0.89%	1.84%
Class B	-18.70%	0.63%	1.56%
MSCI Emerging Markets (EM) IndexSM1	-18.42%	2.40%	3.87%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The MSCI Emerging Market (EM) IndexSM is an unmanaged market capitalization weighed equity index composed of companies that are representative of the market structure of the following 21 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A and Class B shares is 5/1/2006. Index returns are based on an inception date of 5/1/2006.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	1.12%	$1,000.00	$813.20	$5.12
Hypothetical*	1.12%	1,000.00	1,019.55	5.70

Class B
Actual	1.37%	$1,000.00	$811.70	$6.26
Hypothetical*	1.37%	1,000.00	1,018.29	6.97

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Austria—0.3%
Erste Group Bank AG	183,340	$3,218,274

Brazil—17.0%
Anhanguera Educacional Participacoes S.A.	651,100	7,016,277
Arezzo & Co.	369,900	4,600,820
Banco Santander Brasil S.A.	860,000	6,897,521
BM&F BOVESPA S.A.	1,950,900	10,250,004
Brasil Brokers Participacoes	1,838,700	5,500,574
Brasil Insurance Participacoes e Administracao S.A.	865,600	7,889,130
CETIP	402,100	5,809,728
CIA Hering	245,800	4,277,533
Cielo S.A.	127,602	3,297,368
Companhia de Bebidas das Americas (ADR) (a)	285,692	10,310,624
Companhia Siderurgica Nacional S.A. (ADR) (a)	348,595	2,851,507
CSU Cardsystem S.A.	1,533,998	3,783,080
Diagnosticos da America S.A.	902,200	7,497,172
Duratex S.A.	6,806	32,548
Embraer S.A. (ADR) (a)	149,010	3,758,032
Fleury S.A.	423,600	4,859,960
Gerdau S.A. (ADR) (a)	379,620	2,964,832
Itau Unibanco Banco Multiplo S.A. (ADR)	241,783	4,487,493
Kroton Educacional S.A.*	419,223	4,133,232
Lojas Renner S.A.	161,500	4,191,511
LPS Brasil-Consultoria de Imoveis S.A.	335,300	4,673,797
M Dias Branco S.A.	272,000	6,955,850
Multiplus S.A.	167,240	2,891,564
PDG Realty SA Empreendimentos e Participacoes	853,100	2,698,453
Petroleo Brasileiro S.A. (ADR)	753,532	18,725,270
Redecard S.A.	162,500	2,543,024
Tim Participacoes S.A. (ADR) (a)	139,388	3,596,210
Totvs S.A.	190,900	3,404,012
Tractebel Energia S.A.	282,740	4,541,424
Vale S.A. (ADR)	860,630	18,460,514

		172,899,064

Canada—0.4%
Bankers Petroleum, Ltd.*	903,709	3,945,978

Chile—1.2%
Aguas Andinas S.A.	7,272,759	4,171,460
Banco Santander Chile (ADR) (a)	30,605	2,316,799

Chile—(Continued)
Empresa Nacional de Telecomunicaciones S.A.	114,349	$2,123,892
Enersis S.A. (ADR)	192,602	3,395,573

		12,007,724

China—6.6%
Anhui Conch Cement Co., Ltd.—Class H	2,057,000	6,059,007
Bank of China, Ltd.	40,336,000	14,935,844
China Construction Bank Corp.	25,766,060	18,013,328
China Pacific Insurance (Group) Co., Ltd.—Class H	3,967,400	11,301,716
China Shenhua Energy Co., Ltd.	2,289,500	9,934,083
Guangzhou Automobile Group Co., Ltd.	4,984,000	4,146,942
Maanshan Iron & Steel Co., Ltd.—Class H	7,744,000	2,490,297

		66,881,217

Colombia—0.2%
Bancolombia S.A. (ADR) (a)	39,087	2,328,022

Czech Republic—1.4%
Komercni Banka A.S.	83,520	14,177,780

Egypt—0.4%
Commercial International Bank Egypt SAE (GDR)	1,323,621	3,984,099

Hong Kong—12.0%
Ajisen China Holdings, Ltd.	3,437,000	3,774,951
China Mobile, Ltd.	596,500	5,815,668
China Unicom (Hong Kong), Ltd.	2,348,000	4,967,948
China Unicom (Hong Kong), Ltd. (ADR) (a)	779,009	16,460,460
CNOOC, Ltd.	5,243,000	9,198,696
Dairy Farm International Holdings, Ltd.	639,900	5,975,634
First Pacific Co., Ltd.	12,250,800	12,744,398
Geely Automobile Holdings, Ltd.	18,540,000	4,032,935
GOME Electrical Appliances Holding, Ltd.	16,206,000	3,767,256
Hang Lung Properties, Ltd.	2,477,000	7,042,112
Hengan International Group Co., Ltd.	959,500	8,944,442
Li & Fung, Ltd.	5,358,000	9,849,964
Sands China, Ltd.*	1,409,600	3,995,049
Sinotruk Hong Kong, Ltd.	10,961,500	6,117,511
Stella International Holdings, Ltd.	5,525,000	12,002,793
VTech Holdings, Ltd.	726,100	7,264,774

		121,954,591

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

India—7.0%
BEML, Ltd.	162,395	$1,396,680
Dabur India, Ltd.	5,985,559	11,247,747
Dish TV India, Ltd.*	3,518,462	3,914,935
Housing Development Finance Corp., Ltd.	548,737	6,702,747
ICICI Bank, Ltd.	409,757	5,273,805
Infosys Technologies, Ltd. (ADR) (a)	311,470	16,003,328
MOIL, Ltd.	915,502	3,913,023
Oil & Natural Gas Corp., Ltd.	574,405	2,773,159
Reliance Industries, Ltd.	1,133,876	14,795,573
Steel Authority of India, Ltd.	3,409,120	5,207,170

		71,228,167

Indonesia—2.3%
PT Bank Negara Indonesia (Persero) Tbk	21,508,500	9,010,464
PT Mitra Adiperkasa Tbk	4,854,000	2,755,980
PT XL Axiata Tbk	22,591,000	11,248,188

		23,014,632

Israel—0.6%
NICE Systems, Ltd. (ADR)* (a)	167,660	5,775,887

Japan—2.0%
Chugoku Marine Paints, Ltd. (a)	1,008,000	6,238,798
GLORY, Ltd. (a)	237,800	5,118,268
Inpex Corp.	1,441	9,059,489

		20,416,555

Luxembourg—2.1%
O’Key Group S.A. Depositary Receipts	1,638,770	11,225,574
Tenaris S.A. (ADR) (a)	181,342	6,742,296
Ternium S.A. (ADR)	183,154	3,368,202

		21,336,072

Malaysia—1.7%
CIMB Group Holdings Berhad	5,089,900	11,929,501
Top Glove Corp. Berhad	3,653,700	5,764,916

		17,694,417

Mexico—5.0%
Alfa S.A.B.—Class A (a)	153,633	1,674,487
America Movil S.A.B. de C.V. (ADR)	619,526	14,001,288
Arca Continental S.A.B. de C.V.	545,215	2,324,777
Bolsa Mexicana de Valores S.A. de C.V. (a)	3,532,900	5,600,323
Corporacion GEO S.A.B. de C.V., Series B*	1,548,840	1,912,443

Mexico—(Continued)
Corporacion Moctezuma S.A.B. de C.V.	1,458,200	$2,980,322
Genomma Lab Internacional S.A.B. de C.V.—Class B*	2,571,800	4,959,610
Grupo Aeroportuario del Sureste S.A.B. de C.V. (ADR) (a)	79,522	4,448,461
Grupo Mexico S.A.B. de C.V., Series B	1,533,846	4,032,980
Kimberly-Clark de Mexico, S.A.B. de C.V.—Class A	514,179	2,796,744
Mexichem S.A.B. de C.V. (a)	776,400	2,431,440
Urbi Desarrollos Urbanos S.A.B de C.V.* (a)	2,930,856	3,335,351

		50,498,226

Panama—0.3%
Copa Holdings S.A.—Class A	49,089	2,880,052

Philippines—0.5%
Manila Water Co.	12,621,200	5,584,686

Russia—4.3%
Gazprom (ADR)	1,681,268	17,892,539
Metal and Metallurgical Co. Norilsk Nickel (ADR)	386,852	5,922,704
Mobile Telesystems (ADR)	316,810	4,650,771
Sberbank of Russia	6,948,000	15,518,295

		43,984,309

South Africa—7.4%
Clicks Group Ltd.	2,098,540	11,989,769
Gold Fields, Ltd.	450,319	6,902,675
Mr. Price Group, Ltd.	1,677,139	16,541,624
MTN Group, Ltd.	1,076,940	19,115,367
Naspers, Ltd.—Class N	314,040	13,682,962
Tiger Brands, Ltd.	242,118	7,507,216

		75,739,613

South Korea—12.2%
E-Mart Co., Ltd.	51,786	12,549,046
Hana Financial Group, Inc.	376,000	11,578,422
Kia Motors Corp.	244,430	14,171,065
Mando Corp.	56,068	10,040,185
POSCO	14,390	4,767,929
Samsung Electronics Co., Ltd.	59,814	54,940,705
Seoul Semiconductor Co., Ltd.*	203,306	3,714,111
Shinsegae Co., Ltd.	18,392	3,911,904
TK Corp.*	398,202	8,242,217

		123,915,584

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Taiwan—7.7%
Chinatrust Financial Holding Co., Ltd.	12,648,249	$7,887,094
Formosa Plastics Corp.	1,750,000	4,663,781
High Tech Computer Corp.	264,967	4,337,512
Hon Hai Precision Industry Co., Ltd.	5,851,146	15,990,047
Siliconware Precision Industries Co.	16,310,000	14,591,478
Taiwan Semiconductor Manufacturing Co., Ltd.	11,202,842	28,015,862
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	260,481	3,362,810

		78,848,584

Thailand—2.1%
Asian Property Development Public Co., Ltd.	17,938,700	2,820,157
Bangkok Bank Public Co., Ltd.	2,223,000	10,812,334
CP ALL PCL	3,491,000	5,726,125
Minor International PCL	4,417,100	1,568,036

		20,926,652

Turkey—1.9%
BIM Birlesik Magazalar A.S.	82,303	2,289,328
Tupras-Turkiye Petrol Rafinerileri A.S.	592,169	12,539,275
Turkiye Garanti Bankasi A.S.	1,390,101	4,335,435

		19,164,038

United Kingdom—1.2%
Standard Chartered plc	564,256	12,325,434

United States—0.8%
Credicorp, Ltd.	73,683	8,066,078

Total Common Stocks (Cost $1,043,074,771)		1,002,795,735

Preferred Stocks—0.4%

Brazil—0.4%
Eletropaulo Metropolitana S.A. (Cost—$4,010,242)	213,769	4,183,122

Right—0.0%

Brazil—0.0%
Kroton Educacional S.A.* (Cost—$0)	169,028	48,029

Short-Term Investments—4.9%

Security Description	Shares/Par Amount	Value

Mutual Funds—3.8%
State Street Navigator Securities Lending Prime Portfolio (b)	39,113,899	$39,113,899

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $10,977,012 on 01/03/12, collateralized by $1,560,000 Federal National Mortgage Association at 4.377% due 01/23/18 with a value of $1,834,950; and by $8,680,000 U.S. Treasury Note at 4.250% due 11/15/13 with value of $9,363,550.	$10,977,000	10,977,000

Total Short-Term Investments (Cost $50,090,899)		50,090,899

Total Investments—103.9% (Cost $1,097,175,912#)		1,057,117,785
Other assets and liabilities (net)—(3.9)%		(39,301,796)

Net Assets—100.0%		$1,017,815,989

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,118,702,793. The aggregate unrealized appreciation and depreciation of investments were $96,272,668 and $(157,857,676), respectively, resulting in net unrealized depreciation of $(61,585,008) for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $38,244,229 and the collateral received consisted of cash in the amount of $39,113,899. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2011

The Largest Industries as of December 31, 2011 (Unaudited)
% of Net Assets
Commercial Banks	16.4
Semiconductors & Semiconductor Equipment	10.3
Oil, Gas & Consumable Fuels	9.7
Metals & Mining	6.0
Food & Staples Retailing	4.9
Wireless Telecommunication Services	4.8
Diversified Telecommunication Services	3.2
Diversified Financial Services	2.8
IT Services	2.5
Specialty Retail	2.4

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Austria	$—	$3,218,274	$—	$3,218,274
Brazil	172,899,064	—	—	172,899,064
Canada	3,945,978	—	—	3,945,978
Chile	12,007,724	—	—	12,007,724
China	—	66,881,217	—	66,881,217
Colombia	2,328,022	—	—	2,328,022
Czech Republic	—	14,177,780	—	14,177,780
Egypt	3,984,099	—	—	3,984,099
Hong Kong	16,460,460	105,494,131	—	121,954,591
India	16,003,328	55,224,839	—	71,228,167
Indonesia	—	23,014,632	—	23,014,632
Israel	5,775,887	—	—	5,775,887
Japan	—	20,416,555	—	20,416,555
Luxembourg	21,336,072	—	—	21,336,072
Malaysia	—	17,694,417	—	17,694,417
Mexico	50,498,226	—	—	50,498,226
Panama	2,880,052	—	—	2,880,052
Philippines	—	5,584,686	—	5,584,686
Russia	28,466,014	15,518,295	—	43,984,309
South Africa	—	75,739,613	—	75,739,613
South Korea	—	123,915,584	—	123,915,584
Taiwan	3,362,810	75,485,774	—	78,848,584
Thailand	10,114,318	10,812,334	—	20,926,652
Turkey	—	19,164,038	—	19,164,038
United Kingdom	—	12,325,434	—	12,325,434
United States	8,066,078	—	—	8,066,078
Total Common Stocks	358,128,132	644,667,603	—	1,002,795,735
Total Preferred Stock*	4,183,122	—	—	4,183,122
Total Right*	48,029	—	—	48,029

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Funds	$39,113,899	$—	$—	$39,113,899
Repurchase Agreement	—	10,977,000	—	10,977,000
Total Short-Term Investments	39,113,899	10,977,000	—	50,090,899
Total Investments	$401,473,182	$655,644,603	$—	$1,057,117,785

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$1,046,140,785
Repurchase Agreement	10,977,000
Cash	802
Cash denominated in foreign currencies (c)	374,966
Receivable for shares sold	571,735
Dividends receivable	778,852

Total assets	1,058,844,140

Liabilities
Payables for:
Investments purchased	580,417
Shares redeemed	186,459
Collateral for securities loaned	39,113,899
Accrued Expenses:
Management fees	812,305
Distribution and service fees - Class B	116,559
Administration fees	4,392
Custodian and accounting fees	110,600
Deferred trustees’ fees	25,067
Other expenses	78,453

Total liabilities	41,028,151

Net Assets	$1,017,815,989

Net Assets Represented by
Paid in surplus	$1,160,412,011
Accumulated net realized loss	(112,041,947)
Unrealized depreciation on investments and foreign currency transactions	(40,070,775)
Undistributed net investment income	9,516,700

Net Assets	$1,017,815,989

Net Assets
Class A	$473,472,911
Class B	544,343,078
Capital Shares Outstanding*
Class A	50,606,708
Class B	58,695,299
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.36
Class B	9.27

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,086,198,912.
(b)	Includes securities loaned at value of $38,244,229.
(c)	Identified cost of cash denominated in foreign currencies was $374,459.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$28,489,940
Interest (b)	168,850

Total investment income	28,658,790

Expenses
Management fees	10,076,590
Administration fees	56,118
Custodian and accounting fees	1,602,351
Distribution and service fees - Class B	1,446,507
Audit and tax services	49,684
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	87,281
Insurance	6,962
Miscellaneous	12,717

Total expenses	13,406,920

Net investment income	15,251,870

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments (c)	102,681,409
Futures contracts	(296,809)
Foreign currency transactions	(486,596)

Net realized gain on investments, futures contracts and foreign currency transactions	101,898,004

Net change in unrealized depreciation on:
Investments (d)	(329,114,390)
Foreign currency transactions	(20,925)

Net change in unrealized depreciation on investments and foreign currency transactions	(329,135,315)

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(227,237,311)

Net Decrease in Net Assets from Operations	$(211,985,441)

(a)	Net of foreign withholding taxes of $2,759,664.
(b)	Includes net income on securities loaned of $155,273.
(c)	Net of foreign capital gains taxes of $(2,526,007).
(d)	Includes foreign capital gains tax of $(2,783,990).

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$15,251,870	$9,538,900
Net realized gain on investments, futures contracts and foreign currency transactions	101,898,004	55,311,883
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(329,135,315)	145,358,380

Net increase (decrease) in net assets resulting from operations	(211,985,441)	210,209,163

Distributions to Shareholders
From net investment income
Class A	(8,917,604)	(5,296,876)
Class B	(8,137,869)	(4,115,531)

Net decrease in net assets resulting from distributions	(17,055,473)	(9,412,407)

Net increase in net assets from capital share transactions	74,391,910	211,317,693

Net Increase (Decrease) in Net Assets	(154,649,004)	412,114,449
Net assets at beginning of period	1,172,464,993	760,350,544

Net assets at end of period	$1,017,815,989	$1,172,464,993

Undistributed net investment income at end of period	$9,516,700	$5,150,808

Other Information: Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	11,177,578	$116,803,493	11,917,553	$119,171,487
Reinvestments	751,272	8,917,604	534,498	5,296,876
Redemptions	(12,496,252)	(144,823,331)	(5,441,335)	(54,701,216)

Net increase (decrease)	(567,402)	$(19,102,234)	7,010,716	$69,767,147

Class B
Sales	18,171,015	$193,946,840	21,322,241	$214,894,144
Reinvestments	690,235	8,137,869	417,821	4,115,531
Redemptions	(10,056,880)	(108,590,565)	(7,935,390)	(77,459,129)

Net increase	8,804,370	$93,494,144	13,804,672	$141,550,546

Increase derived from capital shares transactions		$74,391,910		$211,317,693

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.65	$9.50	$5.75	$14.39	$10.51

Income (Loss) from Investment Operations
Net investment income(a)	0.16	0.12	0.10	0.23	0.18
Net realized and unrealized gain (loss) on investments	(2.28)	2.15	3.79	(7.42)	3.71

Total from investment operations	(2.12)	2.27	3.89	(7.19)	3.89

Less Distributions
Distributions from net investment income	(0.17)	(0.12)	(0.14)	(0.19)	(0.01)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.26)	0.00

Total distributions	(0.17)	(0.12)	(0.14)	(1.45)	(0.01)

Net Asset Value, End of Period	$9.36	$11.65	$9.50	$5.75	$14.39

Total Return (%)	(18.42)	24.00	69.17	(55.38)	36.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.09	1.12	1.17	1.11	1.25 (b)
Ratio of net expenses to average net assets (%)(c)	1.09	1.12	1.17	1.11	1.17
Ratio of net investment income to average net assets (%)	1.50	1.19	1.39	2.34	1.49
Portfolio turnover rate (%)	40.4	35.2	92.0	107.6	126.8
Net assets, end of period (in millions)	$473.5	$596.0	$419.7	$437.0	$572.9

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.56	$9.44	$5.71	$14.32	$10.49

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.09	0.07	0.21	0.13
Net realized and unrealized gain (loss) on investments	(2.28)	2.13	3.79	(7.39)	3.71

Total from investment operations	(2.14)	2.22	3.86	(7.18)	3.84

Less Distributions
Distributions from net investment income	(0.15)	(0.10)	(0.13)	(0.17)	(0.01)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.26)	0.00

Total distributions	(0.15)	(0.10)	(0.13)	(1.43)	(0.01)

Net Asset Value, End of Period	$9.27	$11.56	$9.44	$5.71	$14.32

Total Return (%)	(18.70)	23.65	68.95	(55.53)	36.62

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.34	1.37	1.42	1.38	1.52 (b)
Ratio of net expenses to average net assets (%)(c)	1.34	1.37	1.42	1.38	1.46
Ratio of net investment income to average net assets (%)	1.30	0.90	0.94	2.21	1.06
Portfolio turnover rate (%)	40.4	35.2	92.0	107.6	126.8
Net assets, end of period (in millions)	$544.3	$576.5	$340.7	$140.3	$78.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Excludes effect of deferred expense reimbursement. See Note 3 of the Notes to Financial Statements.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS® Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

14

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, forward transactions, certain foreign capital gain tax, passive foreign investment companies (PFICs), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

15

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Massachusetts Financial Services Company (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

16

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$10,076,590	1.05%	First $250 Million

	1.00%	$250 Million to $500 Million

	0.85%	$500 Million to $1 Billion

	0.75%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations. Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$511,987,803	$—	$441,479,425

During the year ended December 31, 2011, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $11,103,538 and resulted in a realized gain of $1,823,763.

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is

17

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio had bought and sold $83,585,867 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had a realized loss in the amount of $(296,809) which is shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$17,055,473	$9,412,407	$—	$—	$17,055,473	$9,412,407

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$9,849,066	$—	$(61,597,896)	$(93,348,133)	$(145,096,963)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $93,348,133.

18

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

19

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS® Emerging Markets Equity Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS® Emerging Markets Equity Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS® Emerging Markets Equity Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees

Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

23

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MFS Emerging Markets Equity Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

24

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MFS Emerging Markets Equity Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one- year period ended June 30, 2011, and underperformed the median of its Performance Universe and Lipper Index for the three- and five- year periods ended June 30, 2011. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EMF Index, for the one- year period ended September 30, 2011, and underperformed its benchmark for the three- and five-year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including its more recent improved performance. Based on its review, the Board concluded that the Portfolio’s performance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to

25

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MFS Emerging Markets Equity Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

26

MET INVESTORS SERIES TRUST

MFS® Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the MFS Emerging Markets Equity Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

27

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust MFS® Research International Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the MFS® Research International Portfolio returned -10.44%, -10.71%, and -10.62%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI AC World (ex-U.S.) Index2, returned -12.14% and -13.71%, respectively.

Market Environment

Early in 2011, the U.S. Federal Reserve (the Fed) responded to weak economic growth by loosening monetary policy further. More easing by the Fed improved market sentiment and drove risk-asset prices markedly higher. The December 2010 agreement on a surprisingly large (relative to expectations) expansionary U.S. fiscal package also boosted sentiment. During the subsequent several months, the renewed positive market sentiment, coupled with better indications of global macroeconomic activity, pushed many asset valuations to post-crisis highs. At the same time, the yields of the perceived “safest” global sovereign credits rose, indicating a renewed risk-seeking environment.

However, towards the middle of the period, a weakening macroeconomic backdrop and renewed concerns over peripheral Eurozone sovereign debt caused a flight-to-quality move that pushed high-quality sovereign bond yields lower. In the U.S., concerns about the budget deficit and the long-term sustainability of the trend in U.S. fiscal policy resulted in one agency downgrading U.S. credit quality. Amidst this turmoil, global equity markets declined sharply. As a result of these developments, global consumer and producer sentiment indicators fell precipitously and highly-rated sovereign bond yields hit multi-decade lows. Towards the end of the reporting period, uncertainty in financial markets spiked higher as markets more seriously contemplated the possible failure of the Eurozone.

Portfolio Review/Year-End Positioning

Stock selection in the Materials sector contributed to the Portfolio’s performance relative to the MSCI EAFE Index. The timing of the Portfolio’s ownership in shares of Australian mining companies Iluka Resources and BHP Billiton boosted relative performance.

Stock selection in the Utilities sector also had a positive impact on relative returns. Not holding shares of electric power company Tokyo Electric Power (Japan) aided relative results as the stock underperformed the benchmark over the reporting period.

Elsewhere, holdings of telecommunication services provider China Unicom (Hong Kong), convenience store chain Lawson (Japan), and Swiss pharmaceutical and diagnostic company Roche Holding supported relative results. The Portfolio’s overweight positions in parcel delivery services company Yamato Holdings (Japan), Japanese pharmaceutical company Santen Pharmaceutical, tobacco company Japan Tobacco (Japan), and oil and gas exploration company Inpex (Japan) also benefited relative performance.

Stock selection in the Financials sector detracted from relative performance. Holdings of poor-performing Austrian financial services firm Erste Group Bank, banking and treasury management firm ICICI Bank (India), financial services firm Banco Santander (Brazil), and global banking group BNP Paribas (France) were among the Portfolio’s top relative detractors for the reporting period.

Stocks in other sectors that held back relative performance included shares of information technology products and electronics maker Acer (Taiwan), diversified mining company Teck Resources (Canada), and copy machine manufacturer Konica Minolta Holdings (Japan). Additionally, not holding shares of pharmaceutical firm GlaxoSmithKline (United Kingdom), prepackaged foods producer Unilever (Netherlands), and tobacco distributor British American Tobacco (United Kingdom) hurt relative results as all three stocks outperformed the benchmark over the reporting period.

The Research International strategy is managed generally as a sector-neutral portfolio that emphasizes bottom-up fundamental analysis. The focus is on high quality companies whose growth rates and fundamentals are not properly reflected in their valuation. Our sector-neutral approach relies on stock picking to drive alpha, therefore regional and industry allocation is strictly a by-product of where our analysts are finding attractive investment opportunities.

We were fairly active in Financials during the reporting period as we increased exposure to Australia and Japan while continuing to reduce our allocations to Europe and select emerging markets. Specifically, we believed Australian banks had less asset quality risk than their European counterparts, are well capitalized, provide attractive dividend yields, and trade at reasonable levels. We also added to Japanese banks as they have little or no exposure to European sovereign debt or the Euro and have already gone through their deleveraging cycle. Conversely, we’ve lowered our exposure to emerging market banks. We’ve exited Russia and lowered our exposure to both India and China on near term concerns over asset quality. Lastly, we’ve increased our exposure to insurance companies as they continued to demonstrate good fundamentals, possess clean investment books, and have little capital raising risk.

In Health Care we trimmed some of the more defensive pure-pharma names in favor of more cyclical ones. We continued to be bottom-up driven, although we actively look for opportunities to build positions in some of the higher-quality, more cyclical names that might arise as a result of any potential future economic weakness. We also continued to focus on names whose valuation appeared attractive.

As a result of relative normalized valuations in the capital goods sector, we continued to increase our exposure to industry leaders that have proven they can manage upturns and downturns with lower cyclicality than the market implies. These companies have also demonstrated stability and sustainability while providing a growth option which provided an attractive balance as the macro and political economies around the world debated between austerity and monetization throughout the year.

1

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary* (continued)

In Energy, the Japanese earthquake early in the year all but removed the global gas glut outside the U.S. As a result, we continued to see growth in the gas complex as demand remained strong and markets tightened. At year end, we were overweight the independent gas companies and underweight the integrated oil companies that are ex-growth yet provide an attractive dividend yield. Lastly, towards the latter part of the year concerns over the macro environment caused us to take profits in some of our oil service names as we believed we may be provided with a more favorable entry point in the not too distant future.

Team Managed

The Portfolio is managed by a committee of research analysts under the general supervision of Jose Luis Garcia and Thomas Melendez.

Massachusetts Financial Services Company

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Royal Dutch Shell plc - A Shares	3.1
Nestle S.A.	3.1
Roche Holding AG	2.5
Bayer AG	2.0
Vodafone Group plc	2.0
Standard Chartered plc	1.9
Westpac Banking Corp.	1.8
Danone	1.8
BP plc	1.8
Rio Tinto plc	1.7

Top Countries

% of Market Value of Total Investments
Japan	22.3
United Kingdom	19.6
Switzerland	10.0
Germany	8.1
France	7.7
Australia	6.0
Netherlands	5.3
Hong Kong	4.5
United States	2.8
Brazil	2.3

2

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

MFS® Research International Portfolio managed by

Massachusetts Financial Services Company vs. MSCI EAFE Index1
and MSCI AC World (ex-U.S.) Index2

	Average Annual Return[3] (for the year ended 12/31/11)
	1 year	5 Year	10 Year
MFS®Research International Portfolio—Class A	-10.44%	-2.85%	6.03%
Class B	-10.71%	-3.10%	5.77%
Class E	-10.62%	-3.00%	5.88%
MSCI EAFE Index[1]	-12.14%	-4.72%	4.67%
MSCI AC World (ex-U.S.) Index[2]	-13.71%	-2.92%	6.31%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. & Canada. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The MSCI AC World Index (ex-U.S.) Index (“MSCI ACWI (ex-U.S.) Index”) is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.74%	$1,000.00	$839.20	$3.43
Hypothetical*	0.74%	1,000.00	1,021.47	3.77

Class B(a)
Actual	0.99%	$1,000.00	$838.00	$4.59
Hypothetical*	0.99%	1,000.00	1,020.21	5.04

Class E(a)
Actual	0.89%	$1,000.00	$838.60	$4.12
Hypothetical*	0.89%	1,000.00	1,020.71	4.53

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Australia—6.0%
Iluka Resources, Ltd. (a)	1,390,766	$22,020,553
National Australia Bank, Ltd.	1,657,055	39,588,909
Newcrest Mining, Ltd.	495,772	15,050,623
Nufarm, Ltd.* (a)	2,863,519	12,187,782
QBE Insurance Group, Ltd.	1,243,581	16,499,897
Westpac Banking Corp. (a)	2,291,090	46,865,414

		152,213,178

Brazil—2.3%
Diagnosticos da America S.A.	1,837,300	15,267,739
Itau Unibanco Banco Multiplo S.A. (ADR)	879,120	16,316,467
Tim Participacoes S.A. (ADR) (a)	605,738	15,628,040
Tractebel Energia S.A.	738,250	11,857,912

		59,070,158

Canada—1.1%
Bankers Petroleum, Ltd.* (a)	1,304,776	5,697,208
Teck Resources, Ltd.—Class B (a)	645,562	22,797,985

		28,495,193

China—0.5%
China Construction Bank Corp.	19,078,804	13,338,196

Czech Republic—1.5%
CEZ A.S.	529,894	21,229,803
Komercni Banka A.S.	90,931	15,435,820

		36,665,623

Finland—1.1%
Fortum Oyj	877,451	18,710,344
Outotec Oyj (a)	210,761	9,888,830

		28,599,174

France—7.7%
BNP Paribas S.A.	574,678	22,547,942
Danone S.A.	735,117	46,278,316
Dassault Systemes S.A. (a)	266,265	21,367,505
Legrand S.A.	241,228	7,745,164
LVMH Moet Hennessy Louis Vuitton S.A.	161,194	22,761,266
Publicis Groupe S.A.	403,499	18,559,945
Sanofi	246,104	18,048,016
Schneider Electric S.A.	495,586	25,957,747
Technip S.A.	129,560	12,136,189

		195,402,090

Germany—8.1%
Bayer AG	808,789	51,823,907

Germany—(Continued)
Bayerische Motoren Werke (BMW) AG	409,187	$27,417,568
Deutsche Boerse AG*	154,256	8,105,254
GSW Immobilien AG*	245,603	7,125,039
Linde AG	284,380	42,400,524
Rhoen-Klinikum AG	849,235	16,215,055
Siemens AG	444,954	42,651,002
Symrise AG	348,190	9,312,828

		205,051,177

Hong Kong—4.4%
AIA Group, Ltd.	7,886,400	24,579,889
China Unicom (Hong Kong), Ltd. (a)	10,810,850	22,873,827
Hang Lung Properties, Ltd.	5,380,363	15,296,375
Hutchison Whampoa, Ltd.	1,524,000	12,750,535
Li & Fung, Ltd. (a)	8,761,540	16,106,915
Sands China, Ltd.*	5,652,807	16,021,027
Sinotruk Hong Kong, Ltd. (a)	8,872,864	4,951,863

		112,580,431

India—1.3%
HDFC Bank, Ltd. (ADR)	322,785	8,482,790
ICICI Bank, Ltd.	517,853	6,665,062
Reliance Industries, Ltd.	1,153,932	15,057,277
Steel Authority of India, Ltd.	1,973,145	3,013,828

		33,218,957

Italy—0.9%
Telecom Italia RSP	17,001,444	15,205,060
Telecom Italia S.p.A.	6,023,603	6,446,166

		21,651,226

Japan—22.2%
Aeon Credit Service Co., Ltd. (a)	1,122,600	17,711,681
Canon, Inc. (a)	682,600	30,196,440
Chugoku Marine Paints, Ltd.	1,031,441	6,383,881
Denso Corp.	729,700	20,116,026
East Japan Railway Co.	263,500	16,762,494
GLORY, Ltd.	943,400	20,305,191
Honda Motor Co., Ltd. (a)	794,900	24,200,231
Inpex Corp.	5,759	36,206,520
Japan Tobacco, Inc.	6,253	29,383,575
JGC Corp.	1,238,000	29,669,324
KDDI Corp. (a)	4,147	26,689,091
Konica Minolta Holdings, Inc. (a)	2,361,000	17,576,469
Lawson, Inc. (a)	466,000	29,073,179
Miraca Holdings, Inc.	769,300	30,640,477
Mitsubishi Corp.	1,000,097	20,161,736
Mitsubishi UFJ Financial Group, Inc.	5,678,500	24,083,253

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nippon Paint Co., Ltd. (a)	1,117,000	$7,725,836
Nippon Television Network Corp.	131,060	20,040,228
Nomura Research Institute, Ltd.	620,300	14,005,083
Santen Pharmaceutical Co., Ltd.	735,400	30,293,056
Sony Financial Holdings, Inc. (a)	774,700	11,394,794
Sumitomo Metal Industries, Ltd.	3,346,000	6,074,740
Sumitomo Mitsui Financial Group, Inc.	1,322,300	36,778,369
Tokyo Gas Co., Ltd.	5,187,000	23,829,767
Yamato Holdings Co., Ltd.	2,065,300	34,762,832

		564,064,273

Mexico—0.4%
Kimberly-Clark de Mexico, S.A.B. de C.V.—Class A	1,959,930	10,660,534

Netherlands—5.2%
Akzo Nobel N.V.	763,970	36,840,731
ASML Holding N.V.	242,416	10,182,206
Heineken N.V.	842,825	38,996,544
ING Groep N.V.*	2,885,268	20,607,146
Koninklijke KPN N.V.	1,803,236	21,576,992
SNS REAAL N.V.*	2,168,670	4,714,584

		132,918,203

Singapore—0.6%
Keppel Corp., Ltd. (a)	1,941,500	13,902,146

South Korea—0.5%
Samsung Electronics Co., Ltd.	14,011	12,869,466

Spain—0.8%
Inditex S.A.	240,965	19,731,675

Sweden—1.7%
Hennes & Mauritz AB—B Shares	463,850	14,897,250
Telefonaktiebolaget LM Ericsson— Class B	2,713,489	27,588,905

		42,486,155

Switzerland—10.0%
Credit Suisse Group AG*	716,700	16,847,162
Julius Baer Group, Ltd.*	457,595	17,829,046
Nestle S.A.	1,349,180	77,600,666
Roche Holding AG	367,974	62,343,708
Schindler Holding AG	255,037	29,653,106
Sonova Holding AG*	138,811	14,542,801
Swiss Re, Ltd.*	677,238	34,553,336

		253,369,825

Taiwan—0.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	8,333,753	$20,840,897

Thailand—0.2%
Siam Commercial Bank Public Co., Ltd.	1,449,800	5,353,461

United Kingdom—19.6%
AMEC plc	802,500	11,263,276
Amlin plc	276,509	1,343,995
Barclays plc	8,508,111	23,056,389
BG Group plc	1,151,507	24,567,258
BP plc	6,342,568	45,246,480
Cairn Energy plc*	2,538,469	10,439,526
Compass Group plc	1,100,072	10,419,632
GKN plc	4,295,716	12,143,234
Hiscox, Ltd.	1,770,446	10,242,651
HSBC Holdings plc	4,051,942	30,770,063
International Power plc (a)	3,873,344	20,270,882
Reckitt Benckiser Group plc	564,387	27,821,901
Rio Tinto plc	883,420	42,767,802
Rolls-Royce Holdings plc*	1,861,078	21,503,917
Royal Dutch Shell plc—A Shares	2,161,803	79,501,738
Standard Chartered plc	2,242,910	48,851,085
Tesco plc	4,064,083	25,450,431
Vodafone Group plc	18,386,311	51,065,104

		496,725,364

United States—1.8%
Cognizant Technology Solutions Corp.—Class A*	210,350	13,527,608
Joy Global, Inc. (a)	278,570	20,884,393
Synthes, Inc. (144A)	60,983	10,226,473

		44,638,474

Total Common Stocks (Cost $2,571,750,625)		2,503,845,876

Short-Term Investments—8.1%

Mutual Funds—7.1%
State Street Navigator Securities Lending Prime Portfolio (b)	180,715,754	180,715,754

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Schedule of Investments as of December 31, 2011

Short-Term Investments—(Continued)

Security Description	Par Amount	Value

Repurchase Agreement—1.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $26,278,029 on 01/03/12, collateralized by $14,220,000 Federal Home Loan Mortgage Corp. at 0.625% due 12/23/13 with a value of $14,202,225; by $12,370,000 U.S. Treasury Note at 1.000% due 01/15/14 with a value of $12,605,253.	$26,278,000	$26,278,000

Total Short-Term Investments (Cost $206,993,754)		206,993,754

Total Investments—106.8% (Cost $2,778,744,379#)		2,710,839,630
Other Assets and Liabilities (net)—(6.8)%		(173,478,559)

Net Assets—100.0%		$2,537,361,071

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $2,833,660,004. The aggregate unrealized appreciation and depreciation of investments were $179,665,056 and $(302,485,430), respectively, resulting in net unrealized depreciation of $(122,820,374) for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $173,370,850 and the collateral received consisted of cash in the amount of $180,715,754 and non-cash collateral with a value of $352,170. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit,and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $10,226,473, which is 0.4% of net assets.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

Ten Largest Industries as of December 31, 2011 (Unaudited)
% of Net Assets
Commercial Banks	13.3
Oil, Gas & Consumable Fuels	8.5
Pharmaceuticals	6.4
Food Products	4.9
Chemicals	4.5
Metals & Mining	4.4
Insurance	3.9
Wireless Telecommunication Services	3.7
Machinery	3.0
Industrial Conglomerates	2.7

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$152,213,178	$—	$152,213,178
Brazil	59,070,158	—	—	59,070,158
Canada	28,495,193	—	—	28,495,193
China	—	13,338,196	—	13,338,196
Czech Republic	—	36,665,623	—	36,665,623
Finland	—	28,599,174	—	28,599,174
France	—	195,402,090	—	195,402,090
Germany	—	205,051,177	—	205,051,177
Hong Kong	—	112,580,431	—	112,580,431
India	8,482,790	24,736,167	—	33,218,957
Italy	—	21,651,226	—	21,651,226
Japan	—	564,064,273	—	564,064,273
Mexico	10,660,534	—	—	10,660,534
Netherlands	—	132,918,203	—	132,918,203
Singapore	—	13,902,146	—	13,902,146
South Korea	—	12,869,466	—	12,869,466
Spain	—	19,731,675	—	19,731,675
Sweden	—	42,486,155	—	42,486,155
Switzerland	—	253,369,825	—	253,369,825
Taiwan	—	20,840,897	—	20,840,897
Thailand	5,353,461	—	—	5,353,461
United Kingdom	—	496,725,364	—	496,725,364
United States	34,412,001	10,226,473	—	44,638,474
Total Common Stocks	146,474,137	2,357,371,739	—	2,503,845,876
Short-Term Investments
Mutual Funds	180,715,754	—	—	180,715,754
Repurchase Agreement	—	26,278,000	—	26,278,000
Total Short-Term Investments	180,715,754	26,278,000	—	206,993,754
Total Investments	$327,189,891	$2,383,649,739	$—	$2,710,839,630

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$2,684,561,630
Repurchase Agreement	26,278,000
Cash denominated in foreign currencies (c)	44,175
Receivable for investments sold	6,598,706
Receivable for shares sold	1,562,708
Dividends receivable	5,134,388

Total assets	2,724,179,607

Liabilities
Due to custodian	1,888
Payables for:
Investments purchased	3,780,628
Shares redeemed	431,194
Collateral for securities loaned	180,715,754
Foreign taxes	53,110
Accrued Expenses:
Management fees	1,376,609
Distribution and service fees - Class B	152,772
Distribution and service fees - Class E	1,583
Administration fees	10,441
Custodian and accounting fees	133,783
Deferred trustees’ fees	25,067
Other expenses	135,707

Total liabilities	186,818,536

Net Assets	$2,537,361,071

Net Assets Represented by
Paid in surplus	$3,104,550,558
Accumulated net realized loss	(552,730,365)
Unrealized depreciation on investments and foreign currency transactions	(67,971,160)
Undistributed net investment income	53,512,038

Net Assets	$2,537,361,071

Net Assets
Class A	$1,804,342,208
Class B	720,675,775
Class E	12,343,088
Capital Shares Outstanding*
Class A	199,875,957
Class B	80,536,130
Class E	1,373,430
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.03
Class B	8.95
Class E	8.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $2,752,466,379.
(b)	Includes securities loaned at value of $173,370,850.
(c)	Identified cost of cash denominated in foreign currencies was $44,442.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$75,348,117
Interest (b)	2,497,851

Total investment income	77,845,968

Expenses
Management fees	17,833,299
Administration fees	128,644
Custodian and accounting fees	1,831,409
Distribution and service fees - Class B	1,964,291
Distribution and service fees - Class E	22,860
Audit and tax services	45,118
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	167,197
Insurance	22,776
Miscellaneous	25,184

Total expenses	22,109,488
Less management fee waiver	(1,112,815)
Less broker commission recapture	(4,006)

Net expenses	20,992,667

Net investment income	56,853,301

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	28,661,164
Futures contracts	28,095
Foreign currency transactions	(667,888)

Net realized gain on investments, futures contracts and foreign currency transactions (c)	28,021,371

Net change in unrealized depreciation on:
Investments (d)	(388,583,238)
Foreign currency transactions	(227,824)

Net change in unrealized depreciation on investments and foreign currency transactions	(388,811,062)

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(360,789,691)

Net Decrease in Net Assets from Operations	$(303,936,390)

(a)	Net of foreign withholding taxes of $7,756,514.
(b)	Includes net income on securities loaned of $2,495,562.
(c)	Net of foreign capital gain taxes of $128,746.
(d)	Includes foreign capital gains tax of $53,110.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$56,853,301	$37,779,393
Net realized gain (loss) on investments, futures contracts and foreign currency transactions	28,021,371	(11,084,056)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(388,811,062)	234,879,476

Net increase (decrease) in net assets resulting from operations	(303,936,390)	261,574,813

Distributions to Shareholders
From net investment income
Class A	(35,409,840)	(20,180,205)
Class B	(14,097,829)	(11,984,940)
Class E	(302,084)	(321,360)

Net decrease in net assets resulting from distributions	(49,809,753)	(32,486,505)

Net increase in net assets from capital share transactions	390,341,022	490,284,691

Net Increase in Net Assets	36,594,879	719,372,999
Net assets at beginning of period	2,500,766,192	1,781,393,193

Net assets at end of period	$2,537,361,071	$2,500,766,192

Undistributed net investment income at end of period	$53,512,038	$42,227,707

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	51,646,902	$530,293,779	63,469,147	$580,318,884
Reinvestments	3,300,078	35,409,840	2,162,937	20,180,205
Redemptions	(21,145,923)	(221,158,018)	(11,367,463)	(103,473,090)

Net increase	33,801,057	$344,545,601	54,264,621	$497,025,999

Class B
Sales	9,093,859	$88,970,038	11,385,497	$103,776,222
Fund subscription in kind (a)	6,103,052	67,072,542	—	—
Reinvestments	1,323,740	14,097,829	1,292,874	11,984,940
Redemptions	(12,068,850)	(121,089,420)	(13,163,041)	(119,063,199)

Net increase (decrease)	4,451,801	$49,050,989	(484,670)	$(3,302,037)

Class E
Sales	156,625	$1,595,657	279,011	$2,564,292
Reinvestments	28,259	302,084	34,592	321,360
Redemptions	(509,050)	(5,153,309)	(694,568)	(6,324,923)

Net decrease	(324,166)	$(3,255,568)	(380,965)	$(3,439,271)

Increase derived from capital shares transactions		$390,341,022		$490,284,691

(a)	Includes cash and securities amounting to $1,598,289 and $65,474,253, respectively. Securities were valued at market as of April 29, 2011.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.28	$9.38	$7.41	$14.43	$15.04

Income (Loss) from Investment Operations
Net investment income(a)	0.22	0.18	0.17	0.30	0.22
Net realized and unrealized gain (loss) on investments	(1.26)	0.90	2.07	(5.76)	1.68

Total from investment operations	(1.04)	1.08	2.24	(5.46)	1.90

Less Distributions
Distributions from net investment income	(0.21)	(0.18)	(0.27)	(0.26)	(0.24)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.30)	(2.27)

Total distributions	(0.21)	(0.18)	(0.27)	(1.56)	(2.51)

Net Asset Value, End of Period	$9.03	$10.28	$9.38	$7.41	$14.43

Total Return (%)	(10.44)	11.65	31.93	(42.25)	13.60

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	0.78	0.81	0.77	0.79
Ratio of net expenses to average net assets (%)(b)	0.73	0.75	0.80	0.77	0.79
Ratio of net investment income to average net assets (%)	2.24	1.91	2.20	2.85	1.54
Portfolio turnover rate (%)	39.3	50.2	71.9	75.4	65.5
Net assets, end of period (in millions)	$1,804.3	$1,707.5	$1,049.1	$840.8	$959.1

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.20	$9.31	$7.35	$14.32	$14.95

Income (Loss) from Investment Operations
Net investment income(a)	0.20	0.15	0.15	0.27	0.19
Net realized and unrealized gain (loss) on investments	(1.26)	0.90	2.06	(5.71)	1.65

Total from investment operations	(1.06)	1.05	2.21	(5.44)	1.84

Less Distributions
Distributions from net investment income	(0.19)	(0.16)	(0.25)	(0.23)	(0.20)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.30)	(2.27)

Total distributions	(0.19)	(0.16)	(0.25)	(1.53)	(2.47)

Net Asset Value, End of Period	$8.95	$10.20	$9.31	$7.35	$14.32

Total Return (%)	(10.71)	11.40	31.57	(42.36)	13.29

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.02	1.03	1.06	1.01	1.04
Ratio of net expenses to average net assets (%)(b)	0.98	1.00	1.05	1.01	1.04
Ratio of net investment income to average net assets (%)	2.02	1.65	1.93	2.54	1.31
Portfolio turnover rate (%)	39.3	50.2	71.9	75.4	65.5
Net assets, end of period (in millions)	$720.7	$775.8	$712.9	$525.7	$842.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$10.24	$9.34	$7.37	$14.36	$14.99

Income (Loss) from Investment Operations
Net investment income(a)	0.21	0.16	0.16	0.29	0.20
Net realized and unrealized gain (loss) on investments	(1.27)	0.90	2.06	(5.74)	1.66

Total from investment operations	(1.06)	1.06	2.22	(5.45)	1.86

Less Distributions
Distributions from net investment income	(0.19)	(0.16)	(0.25)	(0.24)	(0.22)
Distributions from net realized capital gains	0.00	0.00	0.00	(1.30)	(2.27)

Total distributions	(0.19)	(0.16)	(0.25)	(1.54)	(2.49)

Net Asset Value, End of Period	$8.99	$10.24	$9.34	$7.37	$14.36

Total Return (%)	(10.62)	11.54	31.74	(42.33)	13.38

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.92	0.93	0.96	0.91	0.94
Ratio of net expenses to average net assets (%)(b)	0.88	0.90	0.95	0.91	0.94
Ratio of net investment income to average net assets (%)	2.14	1.79	2.07	2.66	1.41
Portfolio turnover rate (%)	39.3	50.2	71.9	75.4	65.5
Net assets, end of period (in millions)	$12.3	$17.4	$19.4	$19.2	$32.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is MFS® Research International Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to forward transactions, broker commission recapture, foreign currency transactions, certain foreign capital gain tax, passive foreign investment companies (PFICs), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

14

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a sub custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under the arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Massachusetts Financial Services Company (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

15

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$17,833,299	0.80%	First $200 Million

	0.75%	$200 Million to $500 Million

	0.70%	$500 Million to $1 Billion

	0.65%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective November 12, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $1.5 billion. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 1, 2011, to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of 0.55% of the Portfolio’s average daily net assets in excess of $1.5 billion. This arrangement was voluntary for the period from January 1, 2011 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

16

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,350,063,407	$—	$1,031,453,618

During the year ended December 31, 2011, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $51,909,748. The Portfolio also engaged in security transactions with other accounts managed by Massachusetts Financial Services Company that amounted to $989,786 in Sales of investments which is included above.

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through May 06, 2011, the Portfolio had bought and sold $6,132,328 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $28,095 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$49,809,753	$32,486,505	$—	$—	$49,809,753	$32,486,505

17

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Income Tax Information - continued

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$57,220,306	$—	$(122,875,495)	$(501,509,231)	$(567,164,420)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total

$309,445,297	$169,884,123	$22,179,811	$501,509,231

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

18

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS® Research International Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of MFS® Research International Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS® Research International Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the MFS Research International Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

23

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the MFS Research International Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2011. The Board considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-, three- and five- year periods ended September 30, 2011. The Board further considered that the Portfolio outperformed its other benchmark, the MSCI AC World (ex.-U.S.) Index, for the one- year period ended September 30, 2011, and underperformed its other benchmark for the three- and five- year periods ended September 30, 2011. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to

24

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the MFS Research International Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had negotiated a further reduction to the Portfolio’s sub-advisory fee schedule through the implementation of additional breakpoints effective January 1, 2012. The Board also noted that effective January 1, 2012, the Adviser will begin waiving an additional portion of its advisory fee in order for shareholders to benefit from the lower sub-advisory fee. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the

25

MET INVESTORS SERIES TRUST

MFS® Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the MFS Research International Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at asset levels up to $500 million, after which the Portfolio’s management fees are below the asset-weighted average of comparable funds. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Morgan Stanley Mid Cap Growth Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned -6.67%, -6.92%, and -6.87%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned -1.65%.

Market Environment/Conditions

Equity markets began 2011 on a relatively optimistic note but suffered a stream of disappointments as the year progressed. The broad market’s relatively flat return (as measured by the S&P 500® Index) for the year overall masked its more significant gyrations, as investors reacted to the worsening debt crisis in Europe, political strife in the Middle East, the natural disasters and nuclear crisis in Japan, political infighting in the United States (“U.S.”) as well as the downgrade of the U.S.’s credit rating by Standard & Poor’s. Developed world economies also looked weaker than expected – the U.S. economy was nearing its stall speed in the first half of 2011, while European economies were expected to fall into recession in 2012. Despite the barrage of negative news, the strength of U.S. corporate earnings remained a bright spot for investors during the year. Against this backdrop, investors’ appetite for risk was diminished. As such, mid- and small-cap stocks underperformed large-cap stocks (as measured by their respective Russell indexes) for the year ended December 31, 2011.

Portfolio Review/Year-End Positioning

In the Portfolio, the Technology sector was the most detrimental to relative performance during the period, due to the negative impact of stock selection and an overweight in the sector. The largest detractors were Yandex (Russia), an internet search engine not represented in the Index, and First Solar, a solar power systems manufacturer. Stock selection in the Materials sector was disadvantageous as well, with positions in rare earths miner Molycorp and potash producer Intrepid Potash contributing to relative losses. Stock selection in the Financials sector further hampered relative returns. Independent investment bank Greenhill & Co. and index data services provider MSCI led underperformance within the sector.

In contrast, the Industrials sector was the leading positive contributor to relative performance, driven by both stock selection and an overweight in the sector. Holdings in Fastenal, an industrial and construction tools and supplies maker, and in Verisk Analytics, a data provider serving the insurance industry, were the most additive to performance. Also benefiting performance were stock selection and an underweight in Telecommunication Services. Relative gains were led by exposure to Millicom International Cellular (Luxembourg), a telecom provider operating in the emerging markets and the Portfolio’s sole holding in the sector. Stock selection in the Utilities sector had a positive impact as well, due to the Portfolio’s only holding in the sector, Brookfield Infrastructure Partners (Bermuda), a global utilities, energy and transport, and timber operations company, which is not represented in the Index.

We look for high-quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. We seek to find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process. There were no substantial changes made to the portfolio’s positioning during the year. We continue to focus on assessing company prospects over a three- to five-year time horizon and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment. As of December 31, 2011, Technology, Producer Durables, and Health Care were the largest sectors in the portfolio. Relative to the Index, the Portfolio’s largest underweights are in Consumer Durables, Energy, and Consumer Staples. The Technology sector was the Portfolio’s largest overweight, followed by Producer Durables and Utilities.

Dennis P. Lynch, Managing Director

David S. Cohen, Managing Director

Sam G. Chainani, Managing Director

Alexander T. Norton, Executive Director

Jason C. Yeung, Executive Director

Armistead Nash, Executive Director

Morgan Stanley Investment Management Inc.

1

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary* (continued)

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Motorola Solutions, Inc.	4.4
Intuitive Surgical, Inc.	3.9
Fastenal Co.	3.6
Edenred	3.5
MSCI, Inc. - Class A	2.8
Verisk Analytics, Inc. - Class A	2.7
Mead Johnson Nutrition Co.	2.6
Weight Watchers International, Inc.	2.4
Range Resources Corp.	2.1
Expeditors International of Washington, Inc.	2.0

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	31.6
Communications	21.8
Technology	13.1
Cyclical	8.1
Industrials	7.3
Energy	5.3
Basic Materials	4.0
Cash & Cash Equivalents	3.6
Financials	2.2
Utilities	1.7
Diversified	1.3

2

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Morgan Stanley Mid Cap Growth Portfolio managed by

Morgan Stanley Investment Management Inc. vs. Russell Midcap Growth Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 year	5 Year	10 Year	Since Inception[3]
Morgan Stanley Mid Cap Growth Portfolio—Class A	-6.67%	5.19%	5.50%	—
Class B	-6.92%	4.92%	5.21%	—
Class E	-6.87%	—	—	7.04%
Russell MidCap Growth Index[1]	-1.65%	2.44%	5.29%	—

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A shares is 5/1/2001. Inception of the Class B shares is 2/12/2001. Inception of the Class E shares is 4/27/2010.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.73%	$1,000.00	$832.40	$3.37
Hypothetical*	0.73%	1,000.00	1,021.52	3.72

Class B(a)
Actual	0.98%	$1,000.00	$831.30	$4.52
Hypothetical*	0.98%	1,000.00	1,020.26	4.99

Class E(a)
Actual	0.88%	$1,000.00	$831.50	$4.06
Hypothetical*	0.88%	1,000.00	1,020.76	4.48

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—94.5% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—3.1%
C.H. Robinson Worldwide, Inc. (a)	120,965	$8,440,938
Expeditors International of Washington, Inc.	403,489	16,526,909

		24,967,847

Biotechnology—0.7%
Ironwood Pharmaceuticals, Inc.—Class A* (a)	459,773	5,503,483

Capital Markets—0.6%
Greenhill & Co., Inc. (a)	143,068	5,203,384

Chemicals—2.5%
Intrepid Potash, Inc.* (a)	418,543	9,471,628
Rockwood Holdings, Inc.*	276,138	10,871,553

		20,343,181

Commercial Services & Supplies—6.0%
Covanta Holding Corp.	608,049	8,324,191
Edenred	1,136,085	27,914,973
Stericycle, Inc.* (a)	154,658	12,050,951

		48,290,115

Communications Equipment—4.4%
Motorola Solutions, Inc.	762,350	35,289,181

Construction Materials—1.1%
Martin Marietta Materials, Inc. (a)	119,274	8,994,452

Diversified Consumer Services—3.4%
New Oriental Education & Technology Group, Inc. (ADR)*	325,721	7,833,590
Weight Watchers International, Inc. (a)	350,611	19,287,111

		27,120,701

Diversified Financial Services—5.6%
IntercontinentalExchange, Inc.*	103,171	12,437,264
Leucadia National Corp.	453,945	10,322,709
MSCI, Inc.—Class A*	680,495	22,408,701

		45,168,674

Electric Utilities—1.7%
Brookfield Infrastructure Partners L.P.	506,839	14,039,440

Food & Staples Retailing—0.9%
Sun Art Retail Group, Ltd.*	6,022,500	7,533,201

Food Products—2.6%
Mead Johnson Nutrition Co.	306,504	21,066,020

Health Care Equipment & Supplies—5.9%
Gen-Probe, Inc.*	53,291	$3,150,564
IDEXX Laboratories, Inc.* (a)	171,985	13,235,966
Intuitive Surgical, Inc.*	68,003	31,486,069

		47,872,599

Health Care Technology —0.9%
Athenahealth, Inc.* (a)	152,184	7,475,278

Hotels, Restaurants & Leisure—2.0%
Ctrip.com International, Ltd. (ADR)* (a)	304,049	7,114,747
Dunkin’ Brands Group, Inc.*	370,223	9,248,170

		16,362,917

Internet & Catalog Retail—3.2%
Groupon, Inc.* (a)	171,384	3,535,652
Groupon, Inc.—Class A* (b)	770,564	14,571,365
Netflix, Inc.*	115,182	7,980,961

		26,087,978

Internet Software & Services—7.5%
Akamai Technologies, Inc.*	446,506	14,413,214
Alibaba.com, Ltd.*	4,195,800	4,335,357
LinkedIn Corp.—Class A* (a)	194,574	12,260,108
MercadoLibre, Inc. (a)	92,345	7,345,121
Yandex N.V.—Class A* (a)	776,140	15,289,958
Youku.com, Inc. (ADR)* (a)	417,123	6,536,317

		60,180,075

IT Services—1.5%
Gartner, Inc.—Class A*	345,326	12,006,985

Life Sciences Tools & Services—2.8%
Illumina, Inc.* (a)	394,641	12,028,658
Techne Corp.	158,691	10,832,247

		22,860,905

Machinery—1.6%
Schindler Holding AG	111,440	12,957,109

Media—3.3%
McGraw-Hill Cos, Inc. (The)	310,382	13,957,879
Morningstar, Inc. (a)	207,029	12,307,874

		26,265,753

Metals & Mining—1.5%
Lynas Corp., Ltd.*	3,098,828	3,322,703
Molycorp, Inc.* (a)	349,523	8,381,562

		11,704,265

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Multiline Retail—1.6%
Dollar Tree, Inc.*	151,062	$12,554,763

Oil, Gas & Consumable Fuels—3.6%
Range Resources Corp.	274,908	17,027,801
Ultra Petroleum Corp.* (a)	399,900	11,849,037

		28,876,838

Personal Products—0.9%
Natura Cosmeticos S.A.	391,819	7,616,865

Pharmaceuticals—1.8%
Valeant Pharmaceuticals International, Inc.*	318,563	14,873,706

Professional Services—7.7%
IHS, Inc.—Class A*	156,427	13,477,750
Intertek Group plc	419,569	13,214,095
Qualicorp S.A.*	1,451,478	13,034,315
Verisk Analytics, Inc.—Class A*	549,065	22,033,979

		61,760,139

Semiconductors & Semiconductor Equipment—2.8%
ARM Holdings plc (ADR) (a)	521,343	14,425,561
First Solar, Inc.* (a)	152,982	5,164,672
NVIDIA Corp.*	185,311	2,568,411

		22,158,644

Software—8.8%
Citrix Systems, Inc.*	105,182	6,386,651
FactSet Research Systems, Inc. (a)	138,041	12,048,218
Nexon Co. Ltd.*	403,944	5,808,105
Red Hat, Inc.*	243,449	10,052,009
Salesforce.com, Inc.*	140,369	14,241,839
Solera Holdings, Inc.	363,566	16,193,230
Zynga, Inc.* (a)	683,241	6,429,298

		71,159,350

Trading Companies & Distributors—3.6%
Fastenal Co. (a)	667,267	29,099,514

Wireless Telecommunication Services—0.9%
Millicom International Cellular S.A.	75,920	7,609,216

Total Common Stocks (Cost $761,899,517)		763,002,578

Preferred Stocks—1.3%

Security Description	Shares/Par Amount	Value

Internet Software & Services—0.5%
Peixe Urbano, Inc.* (b)	71,709	$2,360,725
Workday, Inc.* (b)	94,808	1,257,154

		3,617,879

Transportation Infrastructure—0.8%
Better Place LLC, Series B* (b)	296,688	1,346,963
Better Place LLC, Series C* (b)	1,153,141	5,235,260

		6,582,223

Total Preferred Stocks (Cost $9,594,859)		10,200,102

Convertible Preferred Stock—0.4%

Software—0.4%
Zynga, Inc., Series C* (b) (Cost —$5,878,789)	419,042	3,549,286

Short-Term Investments—21.6%

Mutual Funds—18.0%
State Street Navigator Securities Lending Prime Portfolio (c)	145,035,859	$145,035,859

Repurchase Agreement—3.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $29,041,032 on 01/03/12, collateralized by $29,660,000 Federal Home Loan Mortgage Corp. at 0.625% due 12/23/13 with a value of $29,622,925.	$29,041,000	29,041,000

Total Short-Term Investments (Cost $174,076,859)		174,076,859

Total Investments—117.8% (Cost $951,450,024#)		950,828,825

Other assets and liabilities (net)—(17.8)%		(143,855,349)

Net Assets—100.0%		$806,973,476

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $951,559,815. The aggregate unrealized appreciation and depreciation of investments were $92,098,350 and $(92,829,340), respectively, resulting in net unrealized depreciation of $(730,990) for federal income tax purposes.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $142,319,471 and the collateral received consisted of cash in the amount of $145,035,859 and non-cash collateral with a value of $1,456,676. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Represents investment of cash collateral received from securities lending transactions.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Air Freight & Logistics	$24,967,847	$—	$—	$24,967,847
Biotechnology	5,503,483	—	—	5,503,483
Capital Markets	5,203,384	—	—	5,203,384
Chemicals	20,343,181	—	—	20,343,181
Commercial Services & Supplies	20,375,142	27,914,973	—	48,290,115
Communications Equipment	35,289,181	—	—	35,289,181
Construction Materials	8,994,452	—	—	8,994,452
Diversified Consumer Services	27,120,701	—	—	27,120,701
Diversified Financial Services	45,168,674	—	—	45,168,674
Electric Utilities	14,039,440	—	—	14,039,440
Food & Staples Retailing	—	7,533,201	—	7,533,201
Food Products	21,066,020	—	—	21,066,020
Health Care Equipment & Supplies	47,872,599	—	—	47,872,599
Health Care Technology	7,475,278	—	—	7,475,278
Hotels, Restaurants & Leisure	16,362,917	—	—	16,362,917
Internet & Catalog Retail	11,516,613	14,571,365	—	26,087,978
Internet Software & Services	55,844,718	4,335,357	—	60,180,075
IT Services	12,006,985	—	—	12,006,985
Life Sciences Tools & Services	22,860,905	—	—	22,860,905
Machinery	—	12,957,109	—	12,957,109
Media	26,265,753	—	—	26,265,753
Metals & Mining	8,381,562	3,322,703	—	11,704,265
Multiline Retail	12,554,763	—	—	12,554,763
Oil, Gas & Consumable Fuels	28,876,838	—	—	28,876,838
Personal Products	7,616,865	—	—	7,616,865
Pharmaceuticals	14,873,706	—	—	14,873,706
Professional Services	48,546,044	13,214,095	—	61,760,139
Semiconductors & Semiconductor Equipment	22,158,644	—	—	22,158,644
Software	71,159,350	—	—	71,159,350
Trading Companies & Distributors	29,099,514	—	—	29,099,514
Wireless Telecommunication Services	—	7,609,216	—	7,609,216
Total Common Stocks	671,544,559	91,458,019	—	763,002,578
Total Preferred Stocks*	—	—	10,200,102	10,200,102
Total Convertible Preferred Stock*	—	3,549,286	—	3,549,286

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Short-Term Investments
Mutual Funds	$145,035,859	$—	$—	$145,035,859
Repurchase Agreement	—	29,041,000	—	29,041,000
Total Short-Term Investments	145,035,859	29,041,000	—	174,076,859
Total Investments	$816,580,418	$124,048,305	$10,200,102	$950,828,825

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Change in Unrealized Appreciation	Purchases	Transfers out of Level 3	Balance as of December 31, 2011	Change in Unrealized Appreciation for Investments Still Held at December 31, 2011
Convertible Preferred Stock
Internet & Catalog Retail	$6,085,529	$—	$—	$(6,085,529)	$—	$—
Preferred Stocks
Internet Software & Services	—	—	3,617,879	—	3,617,879	—
Transportation Infrastructure	741,720	605,243	5,235,260	—	6,582,223	605,243

Total	$6,827,249	$605,243	$8,853,139	$(6,085,529)	$10,200,102	$605,243

Convertible Preferred Stock in the amount of $6,085,529 was transferred out of Level 3 due to the initial public offering, which resulted in the trading of the security on a recognized exchange and the availability of quoted prices in an active market.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$921,787,825
Repurchase Agreement	29,041,000
Cash	471
Receivable for investments sold	311,789
Receivable for shares sold	1,698,395
Dividends receivable	599,249

Total assets	953,438,729

Liabilities
Payables for:
Investments purchased	522,709
Shares redeemed	225,131
Collateral for securities loaned	145,035,859
Accrued Expenses:
Management fees	440,497
Distribution and service fees - Class B	53,562
Distribution and service fees - Class E	2,072
Administration fees	3,588
Custodian and accounting fees	16,338
Deferred trustees’ fees	33,214
Other expenses	132,283

Total liabilities	146,465,253

Net Assets	$806,973,476

Net Assets Represented by
Paid in surplus	$1,211,648,706
Accumulated net realized loss	(404,016,182)
Unrealized depreciation on investments and foreign currency transactions	(624,442)
Distributions in excess of net investment income	(34,606)

Net Assets	$806,973,476

Net Assets
Class A	$539,526,670
Class B	251,417,318
Class E	16,029,488
Capital Shares Outstanding*
Class A	50,041,862
Class B	24,051,021
Class E	1,517,330
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.78
Class B	10.45
Class E	10.56

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $922,409,024.
(b)	Includes securities loaned at value of $142,319,471.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$5,441,614
Interest (b)	2,580,480

Total investment income	8,022,094

Expenses
Management fees	5,605,112
Administration fees	44,928
Custodian and accounting fees	188,955
Distribution and service fees - Class B	649,536
Distribution and service fees - Class E	29,175
Audit and tax services	32,891
Legal	36,083
Trustees’ fees and expenses	39,505
Shareholder reporting	245,493
Insurance	7,365
Miscellaneous	10,547

Total expenses	6,889,590
Less management fee waiver	(100,000)

Net expenses	6,789,590

Net investment income	1,232,504

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	68,646,670
Foreign currency transactions	(40,173)

Net realized gain on investments and foreign currency transactions (c)	68,606,497

Net change in unrealized depreciation on:
Investments	(130,357,611)
Foreign currency transactions	(3,613)

Net change in unrealized depreciation on investments and foreign currency transactions	(130,361,224)

Net realized and unrealized loss on investments and foreign currency transactions	(61,754,727)

Net Decrease in Net Assets from Operations	$(60,522,223)

(a)	Net of foreign withholding taxes of $267,582.
(b)	Includes net income on securities loaned of $2,573,927.
(c)	Net of foreign capital gain taxes of $251,491.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$1,232,504	$2,667,548
Net realized gain on investments and foreign currency transactions	68,606,497	120,001,146
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(130,361,224)	20,640,817

Net increase (decrease) in net assets resulting from operations	(60,522,223)	143,309,511

Distributions to Shareholders
From net investment income
Class A	(4,134,923)	(38,454)
Class B	(1,487,244)	(6,879)
Class E	(131,024)	—
From net realized gains
Class A	(14,572,788)	—
Class B	(6,738,606)	—
Class E	(525,267)	—

Net decrease in net assets resulting from distributions	(27,589,852)	(45,333)

Net increase in net assets from capital share transactions	68,891,913	553,668,011

Net Increase (Decrease) in Net Assets	(19,220,162)	696,932,189
Net assets at beginning of period	826,193,638	129,261,449

Net assets at end of period	$806,973,476	$826,193,638

Undistributed (distributions in excess of) net investment income at end of period	$(34,606)	$3,435,343

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	8,858,790	$107,694,407	1,289,999	$13,501,222
Shares issued through acquisition	—	—	48,191,480	483,842,455
Reinvestments	1,439,055	18,707,711	3,884	38,454
Redemptions	(7,902,988)	(95,053,164)	(4,251,615)	(43,476,373)

Net increase	2,394,857	$31,348,954	45,233,748	$453,905,758

Class B
Sales	6,813,904	$78,886,612	4,218,294	$42,134,575
Shares issued through acquisition	—	—	6,954,679	67,947,214
Reinvestments	651,811	8,225,850	714	6,879
Redemptions	(3,974,512)	(46,495,055)	(2,889,448)	(28,039,700)

Net increase	3,491,203	$40,617,407	8,284,239	$82,048,968

Class E*
Sales	202,768	$2,469,522	226,620	$2,465,333
Shares issued through acquisition	—	—	1,880,909	18,545,759
Reinvestments	51,474	656,291	—	—
Redemptions	(516,668)	(6,200,261)	(327,773)	(3,297,807)

Net increase (decrease)	(262,426)	$(3,074,448)	1,779,756	$17,713,285

Increase derived from capital shares transactions		$68,891,913		$553,668,011

*	Commencement of operations was 04/27/2010.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$11.91	$9.01	$5.71		$11.82	$10.44

Income (Loss) from Investment Operations
Net investment income(a)	0.03	0.07	0.02		0.02	0.05
Net realized and unrealized gain (loss) on investments	(0.75)	2.85	3.28		(5.10)	2.29

Total from investment operations	(0.72)	2.92	3.30		(5.08)	2.34

Less Distributions
Distributions from net investment income	(0.09)	(0.02)	(0.00	)++	(0.15)	0.00
Distributions from net realized capital gains	(0.32)	0.00	0.00		(0.88)	(0.96)

Total distributions	(0.41)	(0.02)	(0.00	)++	(1.03)	(0.96)

Net Asset Value, End of Period	$10.78	$11.91	$9.01		$5.71	$11.82

Total Return (%)	(6.67)	32.41	57.83		(46.67)	23.84

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.72	0.80	0.90		0.89	0.88
Ratio of net expenses to average net assets (%)(c)	0.71	0.78	0.90		0.89	0.88
Ratio of net investment income to average net assets (%)	0.22	0.63	0.24		0.25	0.46
Portfolio turnover rate (%)	34.1	47.8	32.8		38.1	62.0
Net assets, end of period (in millions)	$539.5	$567.5	$21.7		$16.3	$29.6

	Class B
	Year Ended December 31,
	2011	2010		2009		2008	2007
Net Asset Value, Beginning of Period	$11.57	$8.76		$5.57		$11.55	$10.25

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.00)+	0.02		0.00	+	(0.00)+	0.02
Net realized and unrealized gain (loss) on investments	(0.73)	2.79		3.19		(4.97)	2.24

Total from investment operations	(0.73)	2.81		3.19		(4.97)	2.26

Less Distributions
Distributions from net investment income	(0.07)	(0.00	)++	0.00		(0.13)	0.00
Distributions from net realized capital gains	(0.32)	0.00		0.00		(0.88)	(0.96)

Total distributions	(0.39)	(0.00	)++	0.00		(1.01)	(0.96)

Net Asset Value, End of Period	$10.45	$11.57		$8.76		$5.57	$11.55

Total Return (%)	(6.92)	32.09		57.27		(46.75)	23.48

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.97	1.05		1.15		1.14	1.14
Ratio of net expenses to average net assets (%)(c)	0.96	1.03		1.15		1.14	1.13
Ratio of net investment income to average net assets (%)	(0.03)	0.24		0.00	+++	(0.03)	0.19
Portfolio turnover rate (%)	34.1	47.8		32.8		38.1	62.0
Net assets, end of period (in millions)	$251.4	$237.9		$107.5		$58.0	$81.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010(b)
Net Asset Value, Beginning of Period	$11.69	$9.71

Income (Loss) from Investment Operations
Net investment income(a)	0.01	0.04
Net realized and unrealized gain (loss) on investments	(0.74)	1.94

Total from investment operations	(0.73)	1.98

Less Distributions
Distributions from net investment income	(0.08)	0.00
Distributions from net realized capital gains	(0.32)	0.00

Total distributions	(0.40)	0.00

Net Asset Value, End of Period	$10.56	$11.69

Total Return (%)	(6.87)	20.39

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.87	0.95	*
Ratio of net expenses to average net assets (%)(c)	0.86	0.93	*
Ratio of net investment income to average net assets (%)	0.06	0.50	*
Portfolio turnover rate (%)	34.1	47.8
Net assets, end of period (in millions)	$16.0	$20.8

*	Annualized.
+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
+++	Ratio of net investment income to average net assets was less than 0.01%.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/27/2010.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

14

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

15

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

16

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$5,605,112	0.700%	First $200 Million

	0.650%	$200 Million to $500 Million

	0.625%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective May 1, 2010, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets less than or equal to $200 million and those in excess of $500 million but less than $750 million. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 1, 2011, to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of: 0.650% of the first $500 million of the Portfolio’s average daily net assets and 0.625% of the Portfolio’s average daily net assets in excess of $500 million. This arrangement was voluntary for the period from January 1, 2011 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.90%	1.15%	1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreement, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

17

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Class B and Class E distribution plans and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolios, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$322,964,368	$—	$288,597,138

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc. that amounted to $5,538,564 in Purchases and $2,404,574 in Sales of investments which are included above.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Acquisition

At the close of business on April 30, 2010, the Portfolio, with aggregate Class A, Class B and Class E net assets of $23,327,535, $124,098,506 and $1,015, respectively, acquired all of the assets and liabilities of FI Mid Cap Opportunities Portfolio of the Metropolitan Series Fund, Inc. (“FI Mid Cap”). The acquisition was accomplished by a tax-free exchange of 48,191,480 Class A shares of the Portfolio (valued at $483,842,455) for 35,884,974 Class A shares of FI Mid Cap, 6,954,679 Class B shares of the Portfolio (valued at $67,947,214) for 5,156,153 of Class B shares of FI Mid Cap and 1,880,909 Class E shares of the Portfolio (valued at $18,545,759) for 1,391,511 Class E shares of FI Mid Cap. FI Mid Cap then distributed the Class A, B and E shares of the Portfolio that it received from the Portfolio to its shareholders by class. The transaction was part of a restructuring designed to eliminate the offering of overlapping Portfolios in the MetLife, Inc. families of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of MetLife. The reorganization was proposed because FI Mid Cap had experienced a significant decline in assets, which, if it continued, would affect the Portfolio’s ability to maintain certain operational efficiencies. FI Mid Cap’s net assets on April 30, 2010, were $483,842,455, $67,947,214 and $18,545,759 for Class A, Class B and Class E, respectively, including investments valued at $540,212,782 with a cost basis of $435,057,033. For financial reporting purposes, assets received and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from FI Mid Cap were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Portfolio acquired $537,593,548 in capital loss carry forwards from FI Mid Cap.

18

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Acquisition - continued

The net assets of the Portfolio immediately after the acquisition were $717,762,484, which included $105,155,748 of acquired unrealized appreciation and $1,400,330 of acquired distributions in excess of net investment income.

Assuming the acquisition had been completed on January 1, 2010, the Portfolio’s pro-forma results of operations for the year ended December 31, 2010 are as follows:

(Unaudited)

Net Investment income	$1,599,740	(a)

Net realized and unrealized gain (loss) on Investments and foreign currency transactions	279,922,568	(b)

Net increase in assets from operations	$281,522,308

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of FI Mid Cap that have been included in the Portfolio’s Statement of Operations since April 30, 2010.

(a)	$2,667,548 as reported plus $(1,400,330) FI Mid Cap pre-merger, plus $282,870 in lower Advisory fees, plus $49,652 of pro-forma eliminated other expenses.
(b)	$140,641,963 as reported plus $139,280,605 FI Mid Cap pre-merger.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$6,329,786	$45,333	$21,259,646	$—	$27,589,432	$45,333

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$—	$—	$(735,626)	$(403,906,391)	$(404,642,017)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2015	Expiring 12/31/2016		Total

$195,826,323*	$208,080,068	*	$403,906,391

* The Portfolio acquired capital losses in the merger with FI Mid Cap Opportunities Portfolio on April 30, 2010.

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective

19

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements - continued

prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

20

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Stanley Mid Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Stanley Mid Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Mid Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

23

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Morgan Stanley Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

25

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Morgan Stanley Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2011. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the same periods ended September 30, 2011. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as

26

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Morgan Stanley Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that in conjunction with a previous merger the Adviser had negotiated a reduction to the Portfolio’s sub-advisory fee schedule by lowering the levels at which certain breakpoints took effect. The Board also took into consideration that the Adviser is waiving an additional portion of its advisory fee on assets below $200 million in order for shareholders to benefit from the fee reduction being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

27

MET INVESTORS SERIES TRUST

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Morgan Stanley Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

28

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Oppenheimer Capital Appreciation Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the Oppenheimer Capital Appreciation Portfolio returned -0.97%, -1.38%, and -1.11%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index1, returned 2.64%.

Market Environment/Conditions

For the reporting period, United States (“U.S.”) equities generally finished where they started the year. European equities largely finished the period in negative territory and developing markets generally fared the worst over the period, with some markets experiencing double-digit declines.

The reporting period began with a sense of market optimism over improving Gross Domestic Product (“GDP”) growth in Europe and the U.S., and equity markets in those regions overall experienced solid gains through the first four months of 2011. After strong gains in 2010, most developing market equities started the year off lagging their developed counterparts due to concerns over slowing growth and rising inflation.

Market volatility across global equity markets grew over the second quarter of 2011 when Greece again teetered on the brink of defaulting on its sovereign debt, rekindling worries that fiscal instability might spread to other parts of Europe. Concerns over the economic problems in other European countries intensified as did a sense of unease over the health of the European banking system. A natural disaster in Japan caused disruptions in supply chains in the information technology sector and the automotive industry. Previously high-flying economies such as Brazil, Australia and India saw their GDP numbers cool off significantly as they struggled to keep their economies from heading into recession. In the U.S., the Federal Reserve’s (“Fed”) latest round of quantitative easing, labeled “QE2”, officially ended on June 30, adding to questions around what the Fed’s next move might be to help stimulate the U.S. economy. These developments, in addition to persistently high levels of U.S. unemployment and a depressed U.S. housing market, contributed to a weaker-than-expected estimate of U.S. GDP during the second quarter of the year.

Due to the sluggish economy and lowered expectations for future economic growth, global equities began a decline over the summer that intensified as the third quarter progressed. The markets priced in a renewed sense of pessimism that Europe might succumb to a double-dip recession and that the U.S. was headed for a prolonged period of disappointing growth. Uncertainty and market nervousness grew as a deal to raise the U.S. debt ceiling was not reached until shortly before the deadline. As a result of the intense political wrangling, the credit rating agency Standard & Poor’s took the unprecedented and controversial step of downgrading the debt of the U.S., a decision that the two other major U.S. credit rating agencies opted not to follow. These events, coupled with the high likelihood of a Greek default on its debt and worries that Italy might be next, sent stocks sharply lower over the third quarter of 2011.

In the fourth quarter, equity markets finished the period largely on a positive note, rebounding strongly in October in particular, as European leaders sought to undertake measures to address the debt issues in the region and the U.S. economy began to show some signs of life as high unemployment trended downward, the housing market picked up slightly and consumer sentiment improved. Developing markets generally saw equity gains in the fourth quarter, but their performance continued to lag behind that of the developed markets. A decisive shift toward easier monetary policy in China and an interest rate cut by Brazil in late November for the third time since August, stimulated large gains in Eurozone bond markets as yields fell in almost every country in the Eurozone and also sparked a temporary rally in the global equity markets.

Portfolio Review/Year-End Positioning

Information Technology company Juniper Networks, Inc. was a top performance detractor for the Portfolio. During the period, Juniper Networks, Inc. announced an internal reorganization and sizable layoffs amidst a weakening global economy and softening demand for many information technology products and services. In Telecommunication Services, NII Holdings, Inc. detracted from performance. NII Holdings, Inc. reported a third-quarter loss, sending its shares lower. We exited our position by period end. Semiconductor firm Broadcom Corp. also had a difficult reporting period, as the semiconductor industry generally did not fare well given the uncertain economic environment and lack of new investment in technology projects.

We established positions in Illumina, Inc. in Health Care and Baker Hughes, Inc. in Energy during the period, which detracted from Portfolio results given the significant market volatility over the second half of the reporting period. Biotech firm Illumina, Inc. fell sharply after it warned it would miss third quarter revenue forecasts and withdraw its full-year estimate. While biotech stocks overall performed poorly for the period, Illumina’s stock fell further than most after it expressed a negative outlook for research funding in the U.S. and Europe and a drop in demand for the company’s Genome Analyzer equipment. We exited our position by period end. Baker Hughes, Inc. is the world’s third largest oilfield services company delivering focused efforts on shale gas and other oilfield services. Baker Hughes, Inc. was negatively impacted by the market volatility in the third quarter of 2011 as crude oil prices declined amid concerns that an economic slowdown could dampen demand. As the global economic outlook worsened, oil prices fell sharply during the period, leading to lower revenues for oil producers and suppliers.

The top contributor to overall performance was Apple, Inc. as the company continued to demonstrate results that impressed the market. For instance, during the third quarter of 2011, Apple, Inc. reported that its iPhone and iPad sales increased substantially during its fiscal third quarter, leading to much higher revenue and profits for the company. QUALCOMM, Inc. was also a top contributor to Portfolio performance within the Information Technology sector. QUALCOMM, Inc. during the period raised its 2011 forecast amid strong sales. The

1

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary* (continued)

company completed its acquisition of Atheros Communications, Inc., which is a developer of semiconductors for wireless and other network communications products, and also signed a subscriber unit license agreement with Chinese mobile phone maker Zoom Technologies, Inc.

Another top contributor to Portfolio performance was aerospace and defense company Goodrich Corp. in the Industrials sector. During the period, United Technologies Corp. announced that it planned to purchase Goodrich Corp., based out of Charlotte, N.C. with approximately 27,000 employees worldwide, for $127.50 per share. The market reacted positively to this news, sending Goodrich’s stock price higher. Within Consumer Discretionary, fast food chain McDonald’s Corp. posted solid results, as it benefited from the popularity of its McCafe beverage line-up, breakfasts and its premium chicken sandwiches. Its profits and revenues impressed the market during the period.

In Health Care, pharmaceuticals firm Bristol-Myers Squibb Co. performed well for the Portfolio. The company, which produces such drugs as Plavix and Abilify, benefited from recent trial results for Eliquis, an anticoagulant that showed “best in class” data for both stroke and major bleeding against the existing drug Warfarin, while also showing a statistically significant reduction in mortality. Additionally, a competing drug from Johnson & Johnson/Bayer, which is currently in trials, experienced a setback from the Food and Drug Administration (“FDA”). Allergan, Inc. was another pharmaceuticals stock held by the Portfolio that contributed positively to performance. The multi-specialty health care company continued to post solid results and profit from sales of its Botox product.

At period end, the Portfolio relative to the Index had significant overweight positions in the Health Care and Industrials sectors. The Portfolio had large relative underweight positions in Financials, Information Technology, Consumer Staples, and Telecommunication Services. The Portfolio held no securities in the Utilities sector at period end.

Julie Van Cleave, CFA, Vice President, Portfolio Manager

OppenheimerFunds, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Apple, Inc.	6.6
QUALCOMM, Inc.	4.8
Google, Inc. - Class A	3.2
McDonald’s Corp.	2.5
Allergan, Inc.	2.1
Oracle Corp.	2.1
Union Pacific Corp.	2.0
Costco Wholesale Corp.	2.0
Chevron Corp.	1.9
Occidental Petroleum Corp.	1.9

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	21.3
Industrials	16.3
Cyclical	14.6
Technology	14.3
Communications	13.9
Energy	11.5
Basic Materials	5.3
Financials	1.7
Cash & Cash Equivalents	1.1

2

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Oppenheimer Capital Appreciation Portfolio managed by

OppenheimerFunds, Inc. vs. Russell 1000 Growth Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 year	5 Year	10 Year	Since Inception[3]
Oppenheimer Capital Appreciation Portfolio—Class A	-0.97%	-0.60%	—	1.32%
Class B	-1.38%	-0.86%	1.06%	—
Class E	-1.11%	-0.73%	—	2.01%
Russell 1000 Growth Index[1]	2.64%	2.50%	2.60%	—

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class A shares is 1/2/2002. Inception of the Class B shares is 2/12/2001. Inception of the Class E shares is 5/2/2005. Index returns are based on an inception date of 2/12/2001.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.66%	$1,000.00	$939.80	$3.23
Hypothetical*	0.66%	1,000.00	1,021.87	3.36

Class B
Actual	0.91%	$1,000.00	$936.00	$4.44
Hypothetical*	0.91%	1,000.00	1,020.61	4.63

Class E
Actual	0.81%	$1,000.00	$938.10	$3.96
Hypothetical*	0.81%	1,000.00	1,021.12	4.13

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—98.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.4%
Goodrich Corp.	49,570	$6,131,809
Precision Castparts Corp.	47,190	7,776,440
United Technologies Corp.	109,890	8,031,860

		21,940,109

Air Freight & Logistics—1.3%
United Parcel Service, Inc.—Class B	119,840	8,771,090

Auto Components—1.1%
Johnson Controls, Inc.	220,310	6,886,891

Beverages—4.0%
Brown-Forman Corp.—Class B	67,980	5,473,070
Coca-Cola Co. (The)	174,460	12,206,966
SABMiller plc	246,900	8,658,830

		26,338,866

Biotechnology—2.1%
Alexion Pharmaceuticals, Inc.*	43,640	3,120,260
Celgene Corp.*	83,720	5,659,472
Vertex Pharmaceuticals, Inc.*	147,970	4,914,084

		13,693,816

Capital Markets—0.2%
Charles Schwab Corp. (The)	111,850	1,259,431

Chemicals—3.7%
Albemarle Corp.	51,330	2,644,008
Ecolab, Inc.	127,040	7,344,183
Mosaic Co. (The)	50,970	2,570,417
Praxair, Inc.	111,230	11,890,487

		24,449,095

Commercial Banks—0.6%
Standard Chartered plc	165,991	3,615,321

Communications Equipment—5.3%
Juniper Networks, Inc.*	188,990	3,857,286
QUALCOMM, Inc.	568,120	31,076,164

		34,933,450

Computers & Peripherals—6.6%
Apple, Inc.*	106,510	43,136,550

Consumer Finance—1.0%
American Express Co.	137,290	6,475,969

Electrical Equipment—1.2%
Emerson Electric Co. (a)	173,890	8,101,535

Electronic Equipment, Instruments & Components—1.0%
Corning, Inc. (a)	516,980	$6,710,400

Energy Equipment & Services—5.4%
Baker Hughes, Inc.	126,770	6,166,093
Cameron International Corp.*	133,490	6,566,373
Ensco plc (ADR)	95,530	4,482,267
National Oilwell Varco, Inc.	111,720	7,595,843
Schlumberger, Ltd.	153,910	10,513,592

		35,324,168

Food & Staples Retailing—2.0%
Costco Wholesale Corp.	155,880	12,987,922

Food Products—3.1%
Mead Johnson Nutrition Co.	37,170	2,554,694
Nestle S.A.	174,543	10,039,174
Unilever N.V.	217,703	7,492,996

		20,086,864

Health Care Equipment & Supplies—1.3%
Baxter International, Inc.	171,460	8,483,841

Hotels, Restaurants & Leisure—3.5%
McDonald’s Corp.	163,880	16,442,080
Yum! Brands, Inc.	104,260	6,152,383

		22,594,463

Household Products—1.5%
Colgate-Palmolive Co. (a)	108,700	10,042,793

Industrial Conglomerates—1.5%
Danaher Corp. (a)	207,430	9,757,507

Internet & Catalog Retail—1.4%
Amazon.com, Inc.*	51,475	8,910,323

Internet Software & Services—4.6%
eBay, Inc.*	295,550	8,964,032
Google, Inc.—Class A*	32,670	21,101,553

		30,065,585

IT Services—2.7%
International Business Machines Corp.	56,770	10,438,868
Visa, Inc.—Class A	71,070	7,215,737

		17,654,605

Life Sciences Tools & Services—1.7%
Mettler-Toledo International, Inc.* (a)	31,500	4,652,865

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—(Continued)
Thermo Fisher Scientific, Inc.*	138,520	$6,229,244

		10,882,109

Machinery—5.1%
Caterpillar, Inc.	94,010	8,517,306
Cummins, Inc.	28,000	2,464,560
Deere & Co. (a)	57,500	4,447,625
Joy Global, Inc.	113,210	8,487,354
Parker Hannifin Corp.	126,160	9,619,700

		33,536,545

Media—1.6%
Walt Disney Co. (The)	270,200	10,132,500

Metals & Mining—1.5%
Freeport-McMoRan Copper & Gold, Inc.	176,530	6,494,539
Rio Tinto plc	74,804	3,621,383

		10,115,922

Oil, Gas & Consumable Fuels—6.1%
Apache Corp.	67,620	6,125,020
Chevron Corp.	116,060	12,348,784
ConocoPhillips	121,120	8,826,014
Occidental Petroleum Corp.	130,980	12,272,826

		39,572,644

Personal Products—0.6%
Estee Lauder Cos., Inc. (The)—Class A	35,360	3,971,635

Pharmaceuticals—6.9%
Allergan, Inc. (a)	158,580	13,913,809
Bristol-Myers Squibb Co.	320,930	11,309,573
Novo Nordisk A.S.—Class B	97,882	11,285,956
Roche Holding AG	52,021	8,813,617

		45,322,955

Road & Rail—2.0%
Union Pacific Corp.	124,460	13,185,292

Semiconductors & Semiconductor Equipment—1.1%
Broadcom Corp.—Class A*	250,360	7,350,570

Software—4.9%
Intuit, Inc.	187,160	9,842,744
Oracle Corp.	529,840	13,590,396
VMware, Inc.—Class A*	104,540	8,696,683

		32,129,823

Specialty Retail—4.3%
Bed Bath & Beyond, Inc.*	49,670	$2,879,370
O’Reilly Automotive, Inc.*	129,020	10,315,149
Tiffany & Co.	99,420	6,587,569
TJX Cos, Inc. (The)	124,700	8,049,385

		27,831,473

Textiles, Apparel & Luxury Goods—3.8%
Coach, Inc.	137,490	8,392,390
NIKE, Inc.—Class B	102,690	9,896,235
Ralph Lauren Corp.	47,280	6,528,422

		24,817,047

Tobacco—0.5%
Philip Morris International, Inc.	41,840	3,283,603

Total Common Stocks (Cost $545,354,540)		644,352,712

Short-Term Investments—1.7%

Mutual Funds—0.6%
State Street Navigator Securities Lending Prime Portfolio (b)	3,905,846	3,905,846

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement, dated 12/30/11 at 0.010% to be repurchased at $7,053,008 on 01/03/12, collateralized by $7,205,000 Freddie Mac at 0.625% due 12/23/13 with a value of $7,195,994.	$7,053,000	7,053,000

Total Short-Term Investments (Cost $10,958,846)		10,958,846

Total Investments—100.3% (Cost $556,313,386#)		655,311,558
Other Assets and Liabilities (net)—(0.3)%		(2,233,902)

Net Assets—100.0%		$653,077,656

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $558,085,262. The aggregate unrealized appreciation and depreciation of investments were $124,720,776 and $(27,494,480), respectively, resulting in net unrealized appreciation of $97,226,296 for federal income tax purposes.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2011

(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $3,811,704 and the collateral received consisted of cash in the amount of $3,905,846. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$21,940,109	$—	$—	$21,940,109
Air Freight & Logistics	8,771,090	—	—	8,771,090
Auto Components	6,886,891	—	—	6,886,891
Beverages	17,680,036	8,658,830	—	26,338,866
Biotechnology	13,693,816	—	—	13,693,816
Capital Markets	1,259,431	—	—	1,259,431
Chemicals	24,449,095	—	—	24,449,095
Commercial Banks	—	3,615,321	—	3,615,321
Communications Equipment	34,933,450	—	—	34,933,450
Computers & Peripherals	43,136,550	—	—	43,136,550
Consumer Finance	6,475,969	—	—	6,475,969
Electrical Equipment	8,101,535	—	—	8,101,535
Electronic Equipment, Instruments & Components	6,710,400	—	—	6,710,400
Energy Equipment & Services	35,324,168	—	—	35,324,168
Food & Staples Retailing	12,987,922	—	—	12,987,922
Food Products	2,554,694	17,532,170	—	20,086,864
Health Care Equipment & Supplies	8,483,841	—	—	8,483,841
Hotels, Restaurants & Leisure	22,594,463	—	—	22,594,463
Household Products	10,042,793	—	—	10,042,793
Industrial Conglomerates	9,757,507	—	—	9,757,507
Internet & Catalog Retail	8,910,323	—	—	8,910,323
Internet Software & Services	30,065,585	—	—	30,065,585
IT Services	17,654,605	—	—	17,654,605
Life Sciences Tools & Services	10,882,109	—	—	10,882,109
Machinery	33,536,545	—	—	33,536,545
Media	10,132,500	—	—	10,132,500
Metals & Mining	6,494,539	3,621,383	—	10,115,922
Oil, Gas & Consumable Fuels	39,572,644	—	—	39,572,644
Personal Products	3,971,635	—	—	3,971,635
Pharmaceuticals	25,223,382	20,099,573	—	45,322,955
Road & Rail	13,185,292	—	—	13,185,292
Semiconductors & Semiconductor Equipment	7,350,570	—	—	7,350,570

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Software	$32,129,823	$—	$—	$32,129,823
Specialty Retail	27,831,473	—	—	27,831,473
Textiles, Apparel & Luxury Goods	24,817,047	—	—	24,817,047
Tobacco	3,283,603	—	—	3,283,603
Total Common Stocks	590,825,435	53,527,277	—	644,352,712
Short-Term Investments
Mutual Funds	3,905,846	—	—	3,905,846
Repurchase Agreement	—	7,053,000	—	7,053,000
Total Short-Term Investments	3,905,846	7,053,000	—	10,958,846
Total Investments	$594,731,281	$60,580,277	$—	$655,311,558

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$648,258,558
Repurchase Agreement	7,053,000
Cash	849
Cash denominated in foreign currencies (c)	1,327,489
Receivable for shares sold	158,473
Dividends receivable	1,015,691

Total assets	657,814,060

Liabilities
Payables for:
Shares redeemed	274,741
Collateral for securities loaned	3,905,846
Accrued Expenses:
Management fees	337,416
Distribution and service fees - Class B	65,787
Distribution and service fees - Class E	559
Administration fees	2,919
Custodian and accounting fees	10,333
Deferred trustees’ fees	25,067
Other expenses	113,736

Total liabilities	4,736,404

Net Assets	$653,077,656

Net Assets Represented by
Paid in surplus	$768,529,807
Accumulated net realized loss	(218,602,157)
Unrealized appreciation on investments and foreign currency transactions	98,946,201
Undistributed net investment income	4,203,805

Net Assets	$653,077,656

Net Assets
Class A	$340,802,843
Class B	307,944,462
Class E	4,330,351
Capital Shares Outstanding*
Class A	55,993,872
Class B	51,287,037
Class E	714,585
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$6.09
Class B	6.00
Class E	6.06

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $549,260,386.
(b)	Includes securities loaned at value of $3,811,704.
(c)	Identified cost of cash denominated in foreign currencies was $1,401,113.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$9,776,567
Interest (b)	45,659

Total investment income	9,822,226

Expenses
Management fees	4,251,816
Administration fees	37,658
Custodian and accounting fees	118,609
Distribution and service fees - Class B	839,264
Distribution and service fees - Class E	7,338
Audit and tax services	33,102
Legal	33,290
Trustees’ fees and expenses	35,423
Shareholder reporting	123,270
Insurance	1,055
Miscellaneous	12,121

Total expenses	5,492,946

Net investment income	4,329,280

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	24,623,556
Foreign currency transactions	(12,480)

Net realized gain on investments and foreign currency transactions	24,611,076

Net change in unrealized depreciation on:
Investments	(35,337,086)
Foreign currency transactions	(129,854)

Net change in unrealized depreciation on investments and foreign currency transactions	(35,466,940)

Net realized and unrealized loss on investments and foreign currency transactions	(10,855,864)

Net Decrease in Net Assets from Operations	$(6,526,584)

(a)	Net of foreign withholding taxes of $187,064.
(b)	Includes net income on securities loaned of $45,370.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$4,329,280	$2,334,809
Net realized gain (loss) on investments and foreign currency transactions	24,611,076	(5,840,690)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(35,466,940)	66,053,441

Net increase (decrease) in net assets resulting from operations	(6,526,584)	62,547,560

Distributions to Shareholders
From net investment income
Class A	(1,277,339)	(2,574,087)
Class B	(354,195)	(1,488,387)
Class E	(10,076)	(26,076)

Net decrease in net assets resulting from distributions	(1,641,610)	(4,088,550)

Net decrease in net assets from capital share transactions	(81,832,992)	(83,988,610)

Net Decrease in Net Assets	(90,001,186)	(25,529,600)
Net assets at beginning of period	743,078,842	768,608,442

Net assets at end of period	$653,077,656	$743,078,842

Undistributed net investment income at end of period	$4,203,805	$1,727,764

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	1,459,860	$9,071,637	1,399,004	$7,857,255
Reinvestments	197,425	1,277,339	433,348	2,574,087
Redemptions	(7,967,544)	(49,507,645)	(12,291,992)	(67,403,129)

Net decrease	(6,310,259)	$(39,158,669)	(10,459,640)	$(56,971,787)

Class B
Sales	2,851,606	$17,422,566	4,722,162	$25,829,448
Reinvestments	55,429	354,195	253,558	1,488,387
Redemptions	(9,753,207)	(59,912,213)	(9,758,004)	(53,794,226)

Net decrease	(6,846,172)	$(42,135,452)	(4,782,284)	$(26,476,391)

Class E
Sales	227,561	$1,423,082	250,275	$1,397,259
Reinvestments	1,562	10,076	4,405	26,076
Redemptions	(321,577)	(1,972,029)	(360,908)	(1,963,767)

Net decrease	(92,454)	$(538,871)	(106,228)	$(540,432)

Decrease derived from capital shares transactions		$(81,832,992)		$(83,988,610)

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$6.17	$5.66	$3.93	$9.94	$9.27

Income (Loss) from Investment Operations
Net investment income(a)	0.05	0.02	0.02	0.02	0.03
Net realized and unrealized gain (loss) on investments	(0.11)	0.53	1.71	(3.49)	1.26

Total from investment operations	(0.06)	0.55	1.73	(3.47)	1.29

Less Distributions
Distributions from net investment income	(0.02)	(0.04)	0.00	(0.31)	(0.01)
Distributions from net realized capital gains	0.00	0.00	0.00	(2.23)	(0.61)

Total distributions	(0.02)	(0.04)	0.00	(2.54)	(0.62)

Net Asset Value, End of Period	$6.09	$6.17	$5.66	$3.93	$9.94

Total Return (%)	(0.97)	9.68	44.02	(45.80)	14.45

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	0.66	0.67	0.62	0.62
Ratio of net investment income to average net assets (%)	0.73	0.44	0.42	0.38	0.33
Portfolio turnover rate (%)	27.3	57.8	45.4	84.4	70.8
Net assets, end of period (in millions)	$340.8	$384.3	$411.9	$312.0	$124.7

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$6.09	$5.59	$3.89	$9.86	$9.20

Income (Loss) from Investment Operations
Net investment income(a)	0.03	0.01	0.01	0.01	0.00 +
Net realized and unrealized gain (loss) on investments	(0.11)	0.51	1.69	(3.47)	1.27

Total from investment operations	(0.08)	0.52	1.70	(3.46)	1.27

Less Distributions
Distributions from net investment income	(0.01)	(0.02)	0.00	(0.28)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(2.23)	(0.61)

Total distributions	(0.01)	(0.02)	0.00	(2.51)	(0.61)

Net Asset Value, End of Period	$6.00	$6.09	$5.59	$3.89	$9.86

Total Return (%)	(1.38)	9.40	43.70	(45.94)	14.29

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.91	0.91	0.92	0.88	0.89
Ratio of net investment income to average net assets (%)	0.48	0.19	0.17	0.12	0.03
Portfolio turnover rate (%)	27.3	57.8	45.4	84.4	70.8
Net assets, end of period (in millions)	$307.9	$353.8	$351.6	$260.1	$553.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$6.14	$5.64	$3.92	$9.93	$9.25

Income (Loss) from Investment Operations
Net investment income(a)	0.04	0.02	0.01	0.01	0.01
Net realized and unrealized gain (loss) on investments	(0.11)	0.51	1.71	(3.49)	1.28

Total from investment operations	(0.07)	0.53	1.72	(3.48)	1.29

Less Distributions
Distributions from net investment income	(0.01)	(0.03)	0.00	(0.30)	(0.00)++
Distributions from net realized capital gains	0.00	0.00	0.00	(2.23)	(0.61)

Total distributions	(0.01)	(0.03)	0.00	(2.53)	(0.61)

Net Asset Value, End of Period	$6.06	$6.14	$5.64	$3.92	$9.93

Total Return (%)	(1.11)	9.41	43.88	(45.91)	14.48

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.81	0.81	0.82	0.78	0.80
Ratio of net investment income to average net assets (%)	0.58	0.29	0.26	0.22	0.13
Portfolio turnover rate (%)	27.3	57.8	45.4	84.4	70.8
Net assets, end of period (in millions)	$4.3	$5.0	$5.1	$3.1	$6.2

+	Net investment income was less than $0.01.
++	Audited by another Independent Registered Public Accounting Firm.
(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Oppenheimer Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

14

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFICs), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

15

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with OppenheimerFunds, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

16

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$4,251,816	0.65%	First $150 Million

	0.625%	$150 Million to $300 Million

	0.60%	$300 Million to $500 Million

	0.55%	$500 Million to $700 Million

	0.525%	$700 Million to $900 Million

	0.50%	Over $900 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$193,630,019	$—	$277,929,271

The Portfolio engaged in security transactions with other accounts managed by OppenheimerFunds, Inc. that amounted to $1,403,031 in purchases of investments which is included above.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

17

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$1,641,610	$4,088,550	$—	$—	$1,641,610	$4,088,550

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$4,228,870	$—	$97,174,330	$(216,830,284)	$(115,427,084)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Expiring 12/31/2018	Total

$117,211,421	$83,080,890	$16,537,973	$216,830,284

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable

18

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Recent Accounting Pronouncements - continued

inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

9. Subsequent Events

At a meeting held on November 8-9, 2011, the Board of Trustees of the Trust, subject to shareholder approval, approved an Agreement and Plan of Reorganization (the “Plan”) providing for the acquisition of all the assets of the Portfolio by the Jennison Growth Portfolio (“Jennison Growth”), a portfolio of Metropolitan Series Fund, Inc., in exchange for shares of Jennison Growth and the assumption by Jennison Growth of the liabilities of the Portfolio and voted to submit the Plan to shareholders of the Portfolio for their approval. On or about February 24, 2012, the shareholders of the Portfolio will consider the approval of the Plan. If approved by shareholders of the Portfolio, the reorganization will close on or about April 30, 2012.

19

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Oppenheimer Capital Appreciation Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Oppenheimer Capital Appreciation Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Capital Appreciation Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

23

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Oppenheimer Capital Appreciation Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

24

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Oppenheimer Capital Appreciation Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the same periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including any plans to address the performance of the Portfolio. The Board also noted the previous replacement of a portfolio manager with respect to the Portfolio. The Board concluded that the Portfolio’s underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to

25

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Oppenheimer Capital Appreciation Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

26

MET INVESTORS SERIES TRUST

Oppenheimer Capital Appreciation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Oppenheimer Capital Appreciation Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at asset levels up to $500 million, after which the Portfolio’s management fees are below the asset-weighted average of comparable funds. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

27

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust PIMCO Inflation Protected Bond Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the PIMCO Inflation Protected Bond Portfolio returned 11.48%, 11.14%, and 11.18%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. TIPS Index1, returned 13.56%.

Market Environment/Conditions

In 2011, the global financial markets consistently made headlines for their persistent volatility resulting from a variety of unpredictable forces on both Main Street and Wall Street. Toward the beginning of the year, global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices, and the terrible earthquake and nuclear accidents in Japan.

Treasury yields declined as the U.S. debt ceiling debate, S&P’s downgrade of the U.S. long-term credit rating, and concern about the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for Treasuries. European countries, including Ireland, Italy, and Spain continued to struggle with sovereign debt levels, increasing pressure on European leaders to develop a comprehensive policy response. In an effort to reinvigorate the faltering economy, the Federal Reserve (the Fed) launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated Treasuries by the end of June 2012. To finance this program, the Fed agreed to sell Treasury securities with remaining maturities of 3 years or less to make financial conditions more accommodative by putting downward pressure on longer-term interest rates.

Toward the end of the year, global financial markets digested improving U.S. economic data and uncertainty surrounding the Eurozone sovereign debt crisis. A rebound in U.S. consumption improved investor risk appetites and helped most fixed income sectors outperform Treasuries. Despite improving consumer confidence in the U.S., the Eurozone sovereign debt crisis continued to fuel volatility in the global financial markets. In response to these pressures, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth of the European Financial Stability Fund (EFSF), many Eurozone countries still faced increasing unemployment and worsening debt-to-Gross Domestic Product (GDP) ratios into the year end.

U.S. Treasury Inflation-Protected Securities (TIPS) prices rose during the year as global financial markets fled to the safety of the U.S. TIPS real yields rallied on the back of investor flight to quality and slower global growth amid heightened sovereign risk concerns in Europe. TIPS underperformed their nominal Treasury counterparts due to falling inflation expectations as breakeven inflation (BEI) levels, also a measure of market inflation expectations, narrowed.

Portfolio Review/Year-End Positioning

The Portfolio underperformed its benchmark for the year. An underweight to the long end of the U.S. yield curve, implemented via interest rate swaps, detracted from returns as long-term yields fell more than short-term yields. Holdings of investment grade corporate securities detracted from performance as this sector underperformed like-duration Treasuries on debt contagion fears. Favoring nominal duration over real duration positioning in the U.S. was positive for Portfolio performance as nominal Treasuries outperformed TIPS. Additionally, exposure to nominal bonds in the U.K and Australian inflation-linked bonds (ILBs) added to performance during the period as yields declined on slower growth prospects. Exposure to emerging market (EM) local instruments, particularly in Brazil, was also positive for performance as rates fell.

At year end, the Portfolio was underweight U.S. real duration, given low real yields, while emphasizing countries with stronger fundamentals and higher real yields than the U.S. Within TIPS, the Portfolio is concentrate in intermediate maturities that offer the best potential for price appreciation and “roll down,” given the suppression of real yields on shorter maturities. In addition, the Portfolio captured duration and long-term inflation by overweighting long-dated TIPS. At year end, the Portfolio had a modest exposure to mortgages, including commercial mortgage-backed securities (CMBS) that are senior in the capital structure and agency mortgages, which offered an attractive source of yield. With regard to credit, the Portfolio maintained an overweight to well-capitalized U.S. financials, given their strong fundamentals. Additionally, the Portfolio continued to maintain exposure to emerging market sovereign and corporate credits, such as those in Mexico and Brazil, that have strong credit fundamentals and higher real yields. Finally, the Portfolio focused on the U.S. dollar as a safe-haven while maintaining positions that could gain from a depreciation of the euro.

Mihir P. Worah

Managing Director

Pacific Investment Management Company LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index

1

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary* (continued)

is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Issuers

% of Net Assets
U.S. Treasury Inflation Indexed Notes	48.8
U.S. Treasury Inflation Indexed Bonds	37.5
Japan Treasury Bills	4.4
Australia Government Bond	2.3
Westpac Banking Corp.	1.6
ING Bank N.V.	1.6
Royal Bank of Scotland plc (The)	1.6
Federal Home Loan Mortgage Corp.	1.5
Citigroup, Inc.	1.4
Commonwealth Bank of Australia	1.3

Top Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	58.7
Foreign Bonds & Debt Securities	16.6
Domestic Bonds & Debt Securities	5.4
Mortgage-Backed Securities	5.2
Asset-Backed Securities	3.2
Loan Participation	0.5
Cash & Cash Equivalents	10.4

2

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

PIMCO Inflation Protected Bond Portfolio managed by

Pacific Investment Management Company LLC vs. Barclays Capital U.S. TIPS Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	Since Inception[3]
PIMCO Inflation Protected Bond
Portfolio—Class A	11.48%	8.13%	6.61%
Class B	11.14%	7.84%	6.34%
Class E	11.18%	7.95%	7.30%
Barclays Capital U.S. TIPS Index[1]	13.56%	7.95%	6.56%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other classes of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A and Class B shares is 5/1/2003. Inception of Class E shares is 5/1/2006. Index returns are based on an inception date of 5/1/2003.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.52%	$1,000.00	$1,058.70	$2.70
Hypothetical*	0.52%	1,000.00	1,022.58	2.65

Class B
Actual	0.77%	$1,000.00	$1,057.10	$3.99
Hypothetical*	0.77%	1,000.00	1,021.32	3.92

Class E
Actual	0.67%	$1,000.00	$1,057.10	$3.47
Hypothetical*	0.67%	1,000.00	1,021.82	3.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—90.7% of Net Assets

Security Description	Par Amount($)†	Value

Agency Sponsored Mortgage-Backed—2.0%
Fannie Mae 15 Yr. Pool 4.500%, 04/01/23	1,716,808	$1,832,377
4.500%, 04/01/24	8,628,953	9,209,821
Fannie Mae 30 Yr. Pool 5.500%, 12/01/36	2,451,248	2,674,628
Fannie Mae ARM Pool 2.521%, 11/01/34 (a)	1,941,834	2,062,110
1.418%, 07/01/44 (a)	42,026	42,325
1.418%, 09/01/44 (a)	68,182	68,690
Fannie Mae REMICS Series 2004-63 Class FA 0.444%, 08/25/34 (a)	214,895	209,812
Series 2006-118 Class A2 0.317%, 12/25/36 (a)	157,088	150,085
Series 2006-S Class 3A2 2.381%, 05/25/35 (a)	990,517	1,036,780
Series 2007-65 Class KF 0.674%, 07/25/37 (a)	186,935	186,796
Series 2007-73 Class A1 0.354%, 07/25/37 (a)	1,626,829	1,563,340
Series 2011-3 Class FA 0.974%, 02/25/41 (a)	10,731,160	10,830,346
Fannie Mae Whole Loan 0.644%, 05/25/42 (a)	132,381	132,597
Freddie Mac ARM Non-Gold Pool 2.490%, 01/01/34 (a)	175,431	184,788
Freddie Mac REMICS Series 2752 Class FM 0.628%, 12/15/30 (a)	67,318	67,326
Series 3172 Class FK 0.728%, 08/15/33 (a)	11,378,245	11,375,316
Series 3335 Class AF 0.428%, 10/15/20 (a)	1,526,372	1,523,329
Series 3346 Class FA 0.508%, 02/15/19 (a)	4,110,187	4,105,858
Freddie Mac Structured Pass-Through Securities Series T-32 Class A1 0.554%, 08/25/31 (a)	88,133	85,767
Series T-62 Class 1A1 1.399%, 10/25/44 (a)	5,257,594	5,145,779
Series T-63 Class 1A1 1.418%, 02/25/45 (a)	1,566,097	1,497,174
Ginnie Mae 0.585%, 03/20/37 (a)	12,392,288	12,403,572

		66,388,616

Federal Agencies—2.2%
Federal Home Loan Mortgage Corp. 0.247%, 03/21/13 (a)	50,300,000	$50,358,197
Federal National Mortgage Association 1.250%, 03/14/14	10,700,000	10,885,035
5.375%, 04/11/22	1,700,000	1,721,374
National Credit Union Administration Guaranteed Notes Series 2010-R1 Class 1A 0.724%, 10/07/20 (a)	5,459,726	5,465,677
Series 2010-R3 Class 2A 0.834%, 12/08/20 (a)	6,681,664	6,708,792

		75,139,075

U.S. Treasury—86.5%
U.S. Treasury Inflation Indexed Bonds 2.375%, 01/15/25	155,112,609	197,404,992
2.000%, 01/15/26	90,003,291	110,746,259
2.375%, 01/15/27 (e)	136,144,350	175,998,430
1.750%, 01/15/28	159,057,210	191,477,523
3.625%, 04/15/28	94,342,692	140,393,719
2.500%, 01/15/29†† (e)	56,950,233	76,104,191
3.875%, 04/15/29	132,551,614	206,915,191
3.375%, 04/15/32	2,168,690	3,346,391
2.125%, 02/15/40	26,606,864	35,771,678
2.125%, 02/15/41††	108,330,395	146,593,015
U.S. Treasury Inflation Indexed Notes 3.375%, 01/15/12 (f)	3,654,809	3,658,237
2.000%, 04/15/12	47,090,136	47,325,587
3.000%, 07/15/12	137,283,460	140,318,661
0.625%, 04/15/13	26,461,110	26,924,179
2.000%, 01/15/14	244,667,690	259,252,086
1.250%, 04/15/14 (f)	71,675,951	75,153,381
2.000%, 07/15/14	69,551,621	74,979,916
1.625%, 01/15/15	50,636,649	54,644,084
0.500%, 04/15/15	12,538,440	13,127,157
2.000%, 01/15/16	22,475,139	25,135,274
0.125%, 04/15/16	39,495,225	41,198,457
2.375%, 01/15/17	97,125,660	112,802,324
2.625%, 07/15/17	123,549,193	147,149,066
1.625%, 01/15/18	48,530,614	55,317,329

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount($)†	Value

U.S. Treasury—(Continued)
1.375%, 07/15/18	5,880,392	$6,664,137
1.375%, 01/15/20††	107,357,799	122,337,540
1.250%, 07/15/20††	147,107,093	166,529,790
1.125%, 01/15/21	9,523,104	10,629,422
0.625%, 07/15/21††	268,989,843	288,008,231
U.S. Treasury Notes 2.000%, 11/15/21	7,000,000	7,080,941

		2,962,987,188

Total U.S. Treasury & Government Agencies (Cost $3,075,666,558)		3,104,514,879

Foreign Bonds & Debt Securities—25.6%

Capital Markets—0.3%
Banco Mercantil del Norte S.A. 4.375%, 07/19/15 (144A)	5,600,000	5,677,000
UBS AG Series BKNT 2.250%, 08/12/13	2,600,000	2,577,830

		8,254,830

Commercial Banks—12.8%
ABN Amro Bank N.V. 2.198%, 01/30/14 (144A)(a)	13,800,000	13,467,655
ANZ National International, Ltd. 0.919%, 08/19/14 (144A)(a)	5,000,000	5,027,370
Banco Bradesco S.A. of the Cayman Islands 2.561%, 05/16/14 (144A)(a)	16,200,000	15,911,689
Banco Santander Brazil S.A. 2.659%, 03/18/14 (144A)(a)	1,200,000	1,143,944
4.250%, 01/14/16 (144A)	5,500,000	5,252,500
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	6,700,000	6,490,625
BPCE S.A. 2.375%, 10/04/13 (144A)	10,740,000	10,406,620
Commonwealth Bank of Australia 0.814%, 07/12/13 (144A)(a)	29,700,000	29,699,525
1.074%, 06/25/14 (144A)(a)	7,900,000	7,946,926

Commercial Banks—(Continued)
0.839%, 09/17/14 (144A)(a)	7,500,000	$7,505,745
Credit Agricole S.A. 1.162%, 07/21/14 (144A)(a)	2,000,000	1,922,878
Dexia Credit Local S.A. 0.927%, 03/05/13 (144A)(a)	4,800,000	4,545,216
0.908%, 04/29/14 (144A)(a)	32,400,000	29,413,303
ICICI Bank, Ltd. 2.256%, 02/24/14 (144A)(a)	4,500,000	4,275,509
ING Bank Australia, Ltd. Series RTD 5.150%, 06/24/14 (AUD)(a)	800,000	828,537
ING Bank N.V. 1.379%, 03/30/12 (144A)(a)	26,100,000	26,038,717
1.725%, 10/18/13 (144A)(a)	7,300,000	7,091,162
1.940%, 06/09/14 (144A)(a)	23,200,000	22,236,458
Intesa Sanpaolo 2.906%, 02/24/14 (144A)(a)	27,700,000	24,403,201
LeasePlan Corp. N.V. 3.000%, 05/07/12 (144A)	5,200,000	5,240,165
National Australia Bank, Ltd. 5.350%, 06/12/13 (144A)	3,000,000	3,133,776
0.891%, 07/08/14 (144A)(a)	15,500,000	15,568,681
NIBC Bank N.V. 2.800%, 12/02/14 (144A)	24,000,000	25,087,056
Nordea Bank AB 1.301%, 01/14/14 (144A)(a)	26,000,000	25,188,254
Royal Bank of Scotland plc (The) Series 1 2.915%, 08/23/13 (a)	17,500,000	16,831,867
Series EMTN 1.316%, 04/23/12 (a)	800,000	801,286
Series MTN 0.783%, 03/30/12 (144A)(a)	36,500,000	36,496,532

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Commercial Banks—(Continued)
Santander US Debt S.A. Unipersonal 1.379%, 03/30/12 (144A)(a)	22,000,000	$21,962,248
Svenska Handelsbanken AB 1.544%, 09/14/12 (144A)(a)	3,800,000	3,818,422
Toronto Dominion Bank (The) 1.625%, 09/14/16 (144A)	200,000	197,589
Turkiye Garanti Bankasi A.S. 2.909%, 04/20/16 (144A)(a)	1,800,000	1,638,000
Westpac Banking Corp. 0.734%, 12/14/12 (144A)(a)	43,500,000	43,554,157
3.585%, 08/14/14 (144A)	6,700,000	7,147,560
2.700%, 12/09/14 (144A)	4,900,000	5,127,345
Westpac Securities NZ, Ltd. 2.500%, 05/25/12 (144A)	4,000,000	4,024,856

		439,425,374

Consumer Finance—0.2%
FCE Bank plc Series EMTN 7.125%, 01/16/12 (EUR)	2,500,000	3,249,360
Hyundai Capital Services, Inc. 4.375%, 07/27/16 (144A)	3,100,000	3,164,815
RCI Banque S.A. 2.261%, 04/11/14 (144A)(a)	1,600,000	1,525,830

		7,940,005

Diversified Financial Services—1.6%
Instituto de Credito Oficial 3.154%, 03/25/14 (EUR)(a)	20,800,000	25,216,932
Macquarie Bank, Ltd. Series B 2.600%, 01/20/12 (144A)	1,400,000	1,400,026
TransCapitalInvest, Ltd. 7.700%, 08/07/13 (144A)	2,700,000	2,910,832
Vita Capital III, Ltd. Series B-II 1.492%, 01/01/12 (144A)(a)	800,000	800,000

Diversified Financial Services—(Continued)
Volkswagen International Finance N.V. 0.824%, 10/01/12 (144A)(a)	25,100,000	$25,080,096

		55,407,886

Diversified Telecommunication Services—0.5%
TDC A.S. Series EMTN 3.500%, 02/23/15 (EUR)	9,400,000	12,601,924
Telefonica Emisiones SAU 0.763%, 02/04/13 (a)	6,000,000	5,771,082

		18,373,006

Media—0.0%
Videotron Ltee 6.875%, 01/15/14	1,215,000	1,224,113

Oil, Gas & Consumable Fuels—0.5%
Petrobras International Finance Co. 3.875%, 01/27/16	13,800,000	14,285,912
Petroleos Mexicanos 5.500%, 01/21/21	1,900,000	2,071,000

		16,356,912

Sovereign—9.6%
Australia Government Bond Series 132 5.500%, 01/21/18 (AUD)	9,900,000	11,300,558
Series 20CI 4.000%, 08/20/20 (AUD)	21,200,000	40,345,646
Series 25CI 3.000%, 09/20/25 (AUD)	17,700,000	23,365,176
Series CAIN408 2.500%, 09/20/30 (AUD)	2,500,000	3,089,324
Canadian Government Bond 1.500%, 12/01/44 (CAD)	2,612,325	3,332,323
Series L256 4.250%, 12/01/21 (CAD)	3,198,778	4,499,208
Italy Buoni Poliennali Del Tesoro Series CPI 2.100%, 09/15/16 (EUR)	3,210,546	3,615,670
2.100%, 09/15/21 (EUR)	21,067,011	20,222,304

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Sovereign—(Continued)
Japan Treasury Bills Series 232 0.101%, 01/30/12 (JPY)(b)	10,810,000,000	$140,398,438
Series 234
0.101%, 02/13/12 (JPY)(b)	790,000,000	10,260,016
New South Wales Treasury Corp. Series CIB1 2.750%, 11/20/25 (AUD)	8,300,000	10,093,040
United Kingdom Gilt
4.750%, 12/07/30 (GBP)	100,000	201,547
4.750%, 12/07/38 (GBP)	2,000,000	4,149,222
4.250%, 12/07/40 (GBP)	19,000,000	36,335,983
United Kingdom Gilt Inflation Linked 1.875%, 11/22/22 (GBP)	8,332,200	16,540,469

		327,748,924

Thrifts & Mortgage Finance—0.1%
Achmea Hypotheekbank N.V. 3.200%, 11/03/14 (144A)	3,647,000	3,829,930

Total Foreign Bonds & Debt Securities (Cost $887,462,708)		878,560,980

Domestic Bonds & Debt Securities—8.4%

Capital Markets—2.8%
Goldman Sachs Group, Inc. (The) 1.762%, 11/15/14 (EUR)(a)	15,400,000	17,754,963
Lehman Brothers Holdings, Inc. 0.000%, 11/24/08 (c)	300,000	78,000
0.000%, 12/23/08 (c)	6,300,000	1,638,000
0.000%, 09/26/14 (c)	700,000	188,125
0.000%, 09/27/27 (c)	400,000	104,500
Merrill Lynch & Co., Inc. Series EMTN 2.154%, 09/27/12 (EUR)(a)	3,000,000	3,769,546
1.850%, 01/31/14 (EUR)(a)	3,400,000	3,883,454
1.777%, 05/30/14 (EUR)(a)	2,000,000	2,241,241

Capital Markets—(Continued)
1.771%, 08/25/14 (EUR)(a)	3,000,000	$3,297,248
Series MTN
0.757%, 06/05/12 (a)	5,300,000	5,199,544
6.050%, 08/15/12	22,200,000	22,523,964
Morgan Stanley Series EMTN 1.807%, 03/01/13 (EUR)(a)	2,600,000	3,198,139
Series GMTN
2.953%, 05/14/13 (a)	14,800,000	14,216,910
1.775%, 11/29/13 (EUR)(a)	7,300,000	8,687,417
0.691%, 01/09/14 (a)	8,925,000	8,078,946

		94,859,997

Chemicals—0.1%
Dow Chemical Co. (The) 4.850%, 08/15/12	2,000,000	2,046,464

Commercial Banks—0.3%
HSBC Finance Corp. 0.756%, 07/19/12 (a)	3,932,000	3,873,622
0.653%, 01/15/14 (a)	3,800,000	3,502,281
Series EMTN
1.807%, 04/05/13 (EUR)(a)	1,100,000	1,378,294
Wachovia Bank N.A. Series BKNT 0.812%, 11/03/14 (a)	1,700,000	1,603,636
Wachovia Corp. Series EMTN 1.614%, 02/13/14 (EUR)(a)	500,000	626,095

		10,983,928

Computers & Peripherals—0.2%
Lexmark International, Inc. 5.900%, 06/01/13	5,000,000	5,228,285

Consumer Finance—1.2%
Ally Financial, Inc.
3.649%, 02/11/14 (a)	17,600,000	16,722,288
3.963%, 06/20/14 (a)	1,300,000	1,222,208
8.300%, 02/12/15	500,000	528,750
Series UNRE
7.000%, 02/01/12	4,300,000	4,321,500

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Consumer Finance—(Continued)
Ford Motor Credit Co. LLC 7.800%, 06/01/12	400,000	$408,562
7.000%, 04/15/15	16,200,000	17,455,500

		40,658,808

Diversified Financial Services—1.9%
Bank of America Corp. Series 170 1.148%, 06/11/12 (GBP)(a)	2,300,000	3,514,365
Citigroup, Inc.
5.250%, 02/27/12	4,000,000	4,018,468
5.300%, 10/17/12	11,000,000	11,180,873
1.307%, 02/15/13 (a)	19,500,000	19,142,877
2.453%, 08/13/13 (a)	4,000,000	3,927,948
6.000%, 12/13/13	2,300,000	2,381,034
0.715%, 11/05/14 (a)	1,400,000	1,277,405
Series EMTN
1.609%, 03/05/14 (EUR)(a)	1,400,000	1,706,871
7.375%, 06/16/14 (EUR)	3,400,000	4,708,499
International Lease Finance Corp. 6.625%, 11/15/13	1,100,000	1,100,000
6.500%, 09/01/14 (144A)	1,500,000	1,541,250
5.750%, 05/15/16	4,400,000	4,085,017
6.750%, 09/01/16 (144A)	1,300,000	1,339,000
7.125%, 09/01/18 (144A)	2,700,000	2,808,000
Racers Series 2005-22E 0.811%, 07/25/17 (144A)(a)(d)	1,577,982	1,538,927

		64,270,534

Household Durables—0.3%
Black & Decker Corp. (The) 8.950%, 04/15/14	2,000,000	2,310,936
D.R. Horton, Inc. 5.250%, 02/15/15	7,500,000	7,631,250

		9,942,186

Insurance — 0.3%
American International Group, Inc.
8.250%, 08/15/18	1,700,000	1,804,042
6.400%, 12/15/20	7,100,000	7,177,631
8.175%, 05/15/58 (a)	2,700,000	2,430,000

		11,411,673

Media—0.3%
CCO Operating LLC/CCO Operating Capital Corp. 8.000%, 04/30/12 (144A)	5,000,000	$5,125,000
EchoStar DBS Corp. 7.000%, 10/01/13	6,200,000	6,649,500

		11,774,500

Oil, Gas & Consumable Fuels—1.0%
EOG Resources, Inc. 1.182%, 02/03/14 (a)	14,600,000	14,650,983
Petroleos Mexicanos 6.500%, 06/02/41	2,500,000	2,825,000
Pricoa Global Funding 1 0.704%, 06/26/12 (144A)(a)	17,300,000	17,243,827

		34,719,810

Thrifts & Mortgage Finance—0.0%
Countrywide Financial Corp. Series MTN 5.800%, 06/07/12	1,400,000	1,403,091

Total Domestic Bonds & Debt Securities (Cost $304,332,265)		287,299,276

Mortgage-Backed Securities—8.1%

Collateralized-Mortgage Obligations—5.2%
American General Mortgage Loan Trust Series 2010-1A Class A1 5.150%, 03/25/58 (144A)(a)	5,437,069	5,568,581
Arran Residential Mortgages Funding plc Series 2010-1A Class A1B 2.659%, 05/16/47 (144A)(EUR)(a)	846,861	1,097,044
Series 2011-1A Class A1B 2.660%, 11/19/47 (144A)(EUR)(a)	12,541,131	16,245,520
Series 2011-1A Class A2B 2.910%, 11/19/47 (144A)(EUR)(a)	7,200,000	9,293,239
Banc of America Funding Corp. Series 2006-A Class 1A1 2.657%, 02/20/36 (a)	2,597,771	2,167,008

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Collateralized-Mortgage Obligations—(Continued)
Banc of America Mortgage Securities, Inc. Series 2004-1 Class 5A1 6.500%, 09/25/33	113,155	$119,262
Series 2004-J Class 4A1 5.011%, 11/25/34 (a)	210,656	177,427
Series 2005-E Class 2A1 2.843%, 06/25/35 (a)	661,465	522,111
Series 2005-H Class 2A1 2.764%, 09/25/35 (a)	372,790	284,964
BCAP LLC Trust Series 2011-RR5 Class 12A1 5.636%, 03/26/37 (144A)(a)	2,700,000	1,992,600
Series 2011-RR5 Class 5A1 5.250%, 08/26/37(144A)	10,300,000	10,094,000
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-10 Class 21A1 2.918%, 01/25/35 (a)	4,221,219	3,614,138
Series 2005-1 Class 2A1 2.727%, 03/25/35 (a)	980,063	758,857
Series 2005-2 Class A1 2.710%, 03/25/35 (a)	2,135,837	1,990,032
Series 2005-2 Class A2 3.016%, 03/25/35 (a)	14,352	13,573
Series 2005-5 Class A1 2.220%, 08/25/35 (a)	305,472	281,771
Bear Stearns ALT-A Trust Series 2005-7 Class 22A1 2.772%, 09/25/35 (a)	2,506,905	1,589,859
Series 2006-8 Class 3A1 0.454%, 02/25/34 (a)	378,994	278,524
Bear Stearns Structured Products, Inc. Series 2007-R6 Class 1A1 2.553%, 01/26/36 (a)	956,207	562,415
Chase Mortgage Finance Corp. Series 2007-A1 Class 5A1 2.751%, 02/25/37 (a)	366,163	309,744
Citigroup Mortgage Loan Trust, Inc. Series 2005-11 A1A 2.660%, 05/25/35 (a)	102,791	88,574

Collateralized-Mortgage Obligations—(Continued)
Series 2005-11 Class A2A 2.580%, 10/25/35 (a)	6,984,157	$5,739,801
Series 2005-6 Class A1 2.230%, 09/25/35 (a)	473,429	422,802
Series 2005-6 Class A2 2.450%, 09/25/35 (a)	438,552	349,935
Countrywide Alternative Loan Trust Series 2005-11CB Class 2A6 5.500%, 06/25/35	1,200,000	977,125
Series 2005-61 Class 2A1 0.574%, 12/25/35 (a)	55,297	33,047
Series 2006-OA19 Class A1 0.465%, 02/20/47 (a)	1,792,165	801,828
Series 2007-OA4 Class A1 0.464%, 05/25/47 (a)	12,278,761	6,615,072
Series 2007-OA7 Class A1A 0.474%, 05/25/47 (a)	622,935	317,374
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-HYB3 Class 7A1 2.763%, 11/19/33 (a)	73,961	69,668
Series 2004-12 Class 11A1 2.795%, 08/25/34 (a)	420,904	290,687
Series 2004-HYB7 Class 5A 4.941%, 11/20/34 (a)	958,433	795,130
Series 2005-3 Class 1A2 0.584%, 04/25/35 (a)	1,469,837	808,315
Series 2005-R2 Class 1AF1 0.634%, 06/25/35(144A) (a)	303,747	256,134
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2006-AB4 Class A1B1 0.394%, 10/25/36 (a)	65,887	24,248
Series 2006-AB4 Class A6A1 5.869%, 10/25/36	1,159,027	588,796
Series 2006-AB4 Class A6A2 5.886%, 10/25/36	1,159,027	634,397
Deutsche Mortgage Securities, Inc. Series 2010-RS2 Class A1 1.510%, 06/28/47 (144A) (a)	708,377	701,449
First Horizon Alternative Mortgage Securities Series 2004-AA1 Class A1 2.316%, 06/25/34 (a)	508,331	427,923

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Collateralized-Mortgage Obligations—(Continued)
Fosse Master Issuer plc Series 2011-1A Class A2 1.805%, 10/18/54 (144A)(a)	13,300,000	$13,249,314
Granite Master Issuer plc Series 2006-3 Class A3 0.325%, 12/20/54 (a)	1,525,338	1,456,698
Series 2006-3 Class A7 0.385%, 12/20/54 (a)	415,737	397,029
Series 2006-4 Class A6 0.465%, 12/20/54 (a)	332,590	317,623
Granite Mortgages plc Series 2004-3 Class 3A2 1.450%, 09/20/44 (GBP)(a)	1,427,953	2,122,340
Greenpoint Mortgage Funding Trust Series 2005-AR1 Class A2 0.514%, 06/25/45 (a)	603,534	355,884
Series 2005-AR5 Class 1A1 0.564%, 11/25/45 (a)	269,752	144,857
Series 2006-AR6 Class A1A 0.374%, 10/25/46 (a)	81,094	74,539
GSR Mortgage Loan Trust Series 2005-AR1 Class 1A1 2.853%, 01/25/35 (a)	753,734	633,237
Series 2005-AR3 Class 6A1 2.767%, 05/25/35 (a)	1,258,809	944,963
Series 2005-AR6 Class 2A1 2.685%, 09/25/35 (a)	971,605	850,108
Series 2005-AR7 Class 5A1 5.166%, 11/25/35 (a)	2,178,319	1,780,540
Harborview Mortgage Loan Trust Series 2005-2 Class 2A1A 0.505%, 05/19/35 (a)	156,801	83,250
Series 2005-13 Class 2A11 0.565%, 02/19/36 (a)	309,061	159,814
Holmes Master Issuer plc Series 2011-1A Class A3 2.922%, 10/15/54 (144A)(EUR)(a)	15,300,000	19,782,704
Indymac Index Mortgage Loan Trust Series 2005-AR1 Class 2A1 5.066%, 11/25/35 (a)	2,180,261	1,613,201

Collateralized-Mortgage Obligations—(Continued)
JPMorgan Mortgage Trust Series 2005-A1 Class 6T1 5.024%, 02/25/35 (a)	1,938,776	$1,887,379
Series 2005-A3 Class 2A1 5.162%, 06/25/35 (a)	4,190,051	4,028,711
Series 2005-A6 Class 2A1 2.773%, 08/25/35 (a)	832,163	692,064
Series 2005-A6 Class 4A1 5.379%, 09/25/35 (a)	364,772	298,484
Series 2005-A6 Class 7A1 2.704%, 08/25/35 (a)	1,121,833	772,406
Series 2007-A1 Class 1A1 2.810%, 07/25/35 (a)	716,929	643,578
Series 2007-A1 Class 3A3 2.798%, 07/25/35 (a)	670,488	624,085
Series 2008-R2 Class 1A1 5.137%, 07/27/37 (144A)(a)	1,786,361	1,416,768
Master Adjustable Rate Mortgages Trust Series 2003-6 Class 2A1 2.384%, 12/25/33 (a)	448,780	390,305
Series 2004-13 Class 3A7 2.718%, 11/21/34 (a)	600,000	551,436
Mellon Residential Funding Corp. Series 2000-TBC3 Class A1 0.718%, 12/15/30 (a)	92,773	84,963
Series 2001-TBC1 Class A1 0.978%, 11/15/31 (a)	789,472	758,278
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9 Class 5A1 5.136%, 12/25/35 (a)	735,885	617,947
MLCC Mortgage Investors, Inc. Series 2005-2 Class 1A 1.996%, 10/25/35 (a)	2,303,642	1,943,963
Series 2005-2 Class 3A1 1.270%, 10/25/35 (a)	483,919	384,697
Series 2005-3 Class 4A 0.544%, 11/25/35 (a)	312,318	257,617
Permanent Master Issuer plc Series 2011-1A Class 1A3 2.872%, 07/15/42 (144A)(EUR)(a)	1,500,000	1,937,282
RBSSP Resecuritization Trust Series 2010-1 Class 2A1 2.221%, 07/26/45 (144A)(a)	13,896,533	12,935,004

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Collateralized-Mortgage Obligations—(Continued)
Residential Accredit Loans, Inc. Series 2005-QO1 Class A1 0.594%, 08/25/35 (a)	245,879	$132,381
Series 2005-QO2 Class A1 1.568%, 09/25/45 (a)	260,368	136,618
Securitized Asset Sales, Inc. Series 1993-6 Class A5 0.008%, 11/26/23 (a)	4,801	4,465
Sequoia Mortgage Trust Series 2007-3 Class 1A1 0.485%, 07/20/36 (a)	2,764,675	1,984,872
Series 5 Class A 0.635%, 10/19/26 (a)	184,790	156,779
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1 Class 4A2 2.480%, 02/25/34 (a)	345,518	310,518
Series 2004-18 Class 5A 5.500%, 12/25/34 (a)	1,536,821	1,390,194
Series 2004-19 Class 2A1 1.618%, 01/25/35 (a)	195,473	110,342
Structured Asset Mortgage Investments, Inc. Series 2004-AR5 Class 1A1 0.945%, 10/19/34 (a)	174,823	144,485
Series 2005-AR5 Class A1 0.535%, 07/19/35 (a)	346,616	213,531
Series 2006-AR4 Class 2A1 0.484%, 06/25/36 (a)	160,726	94,029
Series 2006-AR5 Class 1A1 0.504%, 05/25/46 (a)	71,738	34,185
SWAN Environment Pvt., Ltd. Series 2010-1 Class A 5.747%, 04/25/41 (AUD)(a)	604,769	610,333
TBW Mortgage Backed Pass-Through Certificates Series 2007-2 Class A6A 6.015%, 07/25/37	476,569	292,990
Thornburg Mortgage Securities Trust Series 2007-2 Class A2A 0.387%, 06/25/37 (a)	1,404,916	1,395,633
Series 2007-4 Class 3A1 6.054%, 09/25/37 (a)	4,498,019	4,390,122

Collateralized-Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Series 2002-AR17 Class 1A 1.408%, 11/25/42 (a)	38,814	$30,346
Series 2005-AR10 Class 3A1 5.550%, 08/25/35 (a)	671,888	556,041
Series 2005-AR13 Class A1A1 0.584%, 10/25/45 (a)	1,794,568	1,296,108
Series 2005-AR14 Class 2A1 5.152%, 12/25/35 (a)	433,191	356,385
Series 2005-AR15 Class A1A1 0.554%, 11/25/45 (a)	284,825	203,389
Series 2006-AR15 Class 2A 1.708%, 11/25/46 (a)	409,105	262,296
Series 2006-AR17 Class 1A1A 1.018%, 12/25/46 (a)	165,694	98,286
Series 2006-AR3 Class A1A 1.208%, 02/25/46 (a)	286,797	189,738
Series 2006-AR7 Class 3A 2.718%, 07/25/46 (a)	1,153,986	753,776
Series 2006-AR9 Class 1A 1.208%, 08/25/46 (a)	12,306,222	6,897,422
Series 2007-OA4 Class 1A 0.978%, 05/25/47 (a)	707,327	406,914
Wells Fargo Mortgage Backed Securities Trust Series 2004-S Class A1 2.701%, 09/25/34 (a)	1,029,224	1,015,960
Series 2004-W Class A1 2.608%, 11/25/34 (a)	468,574	438,836
Series 2005-AR16 Class 6A3 2.721%, 10/25/35 (a)	42,114	36,375
Series 2006-AR4 Class 2A4 5.617%, 04/25/36 (a)	1,000,000	867,021
Series 2006-AR6 Class 3A1 2.689%, 03/25/36 (a)	296,857	237,380
Series 2006-AR8 Class 2A1 2.696%, 04/25/36 (a)	1,867,419	1,440,313

		177,582,105

Commercial Mortgage-Backed Securities—2.9%
Banc of America Commercial Mortgage, Inc. Series 2007-3 Class A2 5.622%, 06/10/49 (a)	527,546	533,218

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Commercial Mortgage-Backed Securities—(Continued)
Series 2007-3 Class A2FL 0.446%, 06/10/49 (144A)(a)	527,546	$521,073
Series 2007-3 Class A4 5.622%, 06/10/49 (a)	1,100,000	1,184,185
Series 2007-4 Class A4 5.724%, 02/10/51 (a)	1,100,000	1,208,547
Banc of America Large Loan, Inc. Series 2007-BMB1 Class A1 0.788%, 08/15/29 (144A)(a)	3,622,750	3,408,333
Series 2009-UB1 Class A4A 5.691%, 06/24/50 (144A)(a)	1,700,000	1,868,375
Series 2010-HLTN Class HLTN 2.028%, 11/15/15 (144A)(a)	22,239,377	20,141,548
Series 2010-UB5 Class A4A 5.639%, 02/17/51 (144A)(a)	1,000,000	1,097,205
BCRR Trust Series 2010-LEAF Class 44A 4.230%, 04/22/34 (144A)	6,762,346	6,766,816
Commercial Mortgage Pass-Through Certificates Series 2010-C1 Class A1 3.156%, 07/10/46 (144A)	2,442,229	2,514,477
Credit Suisse Mortgage Capital Certificates Series 2009-RR1 Class A3A 5.383%, 02/15/40 (144A)	1,600,000	1,746,921
Series 2010-RR4 Class 2A 5.467%, 07/16/16 (144A)(a)	2,000,000	2,213,224
GS Mortgage Securities Corp. II Series 2007-EOP Class A2 1.317%, 03/06/20 (144A)(a)	3,600,000	3,568,477
Series 2010-C1 Class A2 4.592%, 08/10/43 (144A)	19,525,000	21,524,819
Indus (Eclipse 2007-1X) plc Series 2007-1X Class A 1.155%, 01/25/20 (GBP)(a)	2,447,154	3,079,439
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2007-CB20 Class A4 5.794%, 02/12/51 (a)	1,500,000	1,658,517
Merrill Lynch Mortgage Investments, Inc. Series 2007-9 Class A4 5.700%, 09/12/49	5,400,000	5,770,921

Commercial Mortgage-Backed Securities—(Continued)
RBSCF Trust Series 2010-RR4 Class CMLA 6.008%, 12/16/49 (144A)(a)	2,600,000	$2,927,285
Vornado DP LLC Series 2010-VNO Class A2FX-4 4.004%, 09/13/28 (144A)	7,000,000	7,546,497
Wachovia Bank Commercial Mortgage Trust Series 2004-C14 Class A4 5.088%, 08/15/41 (a)	1,500,000	1,608,815
Series 2006-WL7A Class A1 0.368%, 09/15/21 (144A)(a)	5,311,594	5,052,139
Series 2007-WHL8 Class A1 0.358%, 06/15/20 (144A)(a)	3,399,816	3,043,502

		98,984,333

Total Mortgage-Backed Securities (Cost $290,264,346)		276,566,438

Asset-Backed Securities—5.0%

Asset-Backed - Automobile—0.1%
Ford Credit Auto Owner Trust Series 2009-A Class A3B 2.778%, 05/15/13 (a)	873,287	874,968
Magnolia Funding, Ltd. Series 2010-1A Class A1 3.000%, 04/20/17 (144A)(EUR)(d)	990,042	1,277,637

		2,152,605

Asset-Backed - Credit Card—0.7%
Citibank Omni Master Trust Series 2009-A14A Class A14 3.028%, 08/15/18 (144A) (a)	7,100,000	7,453,008
Series 2009-A8 Class A8
2.378%, 05/16/16 (144A)(a)	16,600,000	16,703,499

		24,156,507

Asset-Backed - Home Equity—0.5%
ACE Securities Corp. Series 2006-NC3 Class A2A 0.344%, 12/25/36 (a)	12,340	12,155

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

Asset-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Asset-Backed - Home Equity—(Continued)
Asset Backed Funding Certificates Series 2004-OPT5 Class A1 0.644%, 06/25/34 (a)	814,231	$581,139
Bear Stearns Asset Backed Securities Trust Series 2002-2 Class A1 0.954%, 10/25/32 (a)	23,413	20,068
Series 2006-HE9 Class 1A1
0.344%, 11/25/36 (a)	9,441	9,140
Series 2007-HE7 Class 1A1
1.294%, 10/25/37 (a)	3,523,240	1,954,800
Carrington Mortgage Loan Trust Series 2005-NC5 Class A2 0.614%, 10/25/35(a)	273,556	252,135
Countrywide Asset-Backed Certificates Series 2005-13 Class 3AV3 0.544%, 04/25/36 (a)	394,020	337,624
Series 2006-4 Class 2A2
0.474%, 07/25/36 (a)	5,789,543	4,732,873
Credit-Based Asset Servicing and Securitization LLC Series 2007-CB6 Class A1 0.414%, 07/25/37 (144A)(a)	248,159	175,888
CSAB Mortgage Backed Trust Series 2006-2 Class A6A 5.720%, 09/25/36	1,236,772	785,870
Equity One ABS, Inc. Series 2004-1 Class AV2 0.594%, 04/25/34 (a)	118,179	83,699
First NLC Trust Series 2007-1 Class A1 0.364%, 08/25/37 (144A)(a)	1,707,356	546,318
Household Home Equity Loan Trust Series 2006-2 Class A1 0.435%, 03/20/36 (a)	2,397,412	2,216,793
HSI Asset Securitization Corp. Trust Series 2006-HE1 Class 2A1 0.344%, 10/25/36 (a)	10,795	3,559
JPMorgan Mortgage Acquisition Corp. Series 2007-HE1 Class AV1 0.354%, 03/25/47 (a)	642,352	528,106

Asset-Backed - Home Equity—(Continued)
Merrill Lynch Mortgage Investors Trust Series 2006-MLN1 Class A2A 0.364%, 07/25/37 (a)	615	$607
Morgan Stanley Capital, Inc. Series 2006-2 Class A1 0.344%, 11/25/36 (a)	936	245
Park Place Securities, Inc. Series 2004-WWF1 Class M2 0.974%, 12/25/34 (a)	3,697,376	3,517,565
Series 2005-WCW1 Class A1B
0.554%, 09/25/35 (a)	30,826	27,142
Soundview Home Equity Loan Trust Series 2006-NLC1 Class A1 0.354%, 11/25/36 (144A)(a)	67,646	19,326
Structured Asset Securities Corp. Series 2005-7XS Class 2A1A 1.757%, 04/25/35 (a)	703,793	540,443
Series 2006-11 Class A1
2.650%, 10/25/35 (144A)(a)	307,728	243,371
Series 2007-BC3 Class 2A2
0.434%, 05/25/47 (a)	3,200,000	2,130,627

		18,719,493

Asset-Backed - Other—2.2%
Alzette European CLO S.A. Series 2004-1A Class A2 0.866%, 12/15/20 (144A)(a)	850,176	824,490
American Money Management Corp. Series 2006-6A Class A1A 0.731%, 05/03/18 (144A)(a)	491,819	470,291
Aquilae CLO plc Series 2006-1X Class A 2.057%, 01/17/23 (EUR)(a)	3,596,685	4,233,399
ARES CLO, Ltd. Series 2006-6RA Class A1B 0.768%, 03/12/18 (144A)(a)	2,229,509	2,125,558

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

Asset-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Asset-Backed - Other—(Continued)
Babson CLO, Ltd. Series 2004-2A Class A2A 0.777%, 11/15/16 (144A)(a)	1,552,249	$1,510,929
Conseco Finance Securitizations Corp. Series 2002-1 Class A 6.681%, 12/01/33 (a)	5,862,440	6,197,257
Cumberland CLO, Ltd. Series 2005-2A Class A 0.694%, 11/10/19 (144A)(a)	4,903,823	4,721,644
Duane Street CLO Series 2005-1A Class A2 0.688%, 11/08/17 (144A)(a)	1,649,638	1,582,587
First CLO, Ltd. Series 2004-2X1 Class A2 0.854%, 12/14/16 (a)	920,482	899,458
Gallatin Funding, Ltd. Series 2005-1A Class A1L 0.707%, 08/15/17 (144A)(a)	1,000,000	960,439
Harbourmaster CLO Series 5X Class A1 1.686%, 06/15/20 (EUR)(a)	604,437	733,767
Harvest CLO Series IX Class A1 2.228%, 03/29/17 (EUR)(a)	344,129	432,454
Hillmark Funding Series 2006-1A Class A1 0.729%, 05/21/21 (144A)(a)	15,600,000	14,432,933
Katonah, Ltd. Series 6A Class A1A 0.883%, 09/20/16 (144A)(a)	3,990,678	3,911,487
Landmark CDO Series 2005-1A Class A1L 0.827%, 06/01/17 (144A) (a)	5,573,515	5,410,105
Magi Funding plc Series I-A Class A 2.015%, 04/11/21 (144A) (EUR) (a)	2,509,607	2,981,914

Asset-Backed - Other—(Continued)
Nautique Funding, Ltd. Series 2006-1A Class A1A 0.653%, 04/15/20 (144A) (a)(d)	962,297	$881,401
Navigare Funding CLO, Ltd. Series 2006-1A Class A 0.739%, 05/20/19 (144A) (a)	624,619	603,666
NYLIM Flatiron CLO, Ltd. Series 2006-1A Class A2A 0.658%, 08/08/20 (144A) (a)	600,000	560,910
Pacifica CDO, Ltd. Series 2004-4X Class A1L 0.807%, 02/15/17 (a)	6,672,639	6,501,859
Penta CLO S.A. Series 2007-1X Class A1 1.917%, 06/04/24 (EUR) (a)	4,357,383	5,024,552
Small Business Administration Participation Certificates Series 2007-20K Class I 5.510%, 11/01/27	5,012,040	5,624,514
Symphony CLO, Ltd. Series 2007-3A Class A1A 0.697%, 05/15/19 (144A) (a)	3,500,000	3,278,638
Wind River CLO, Ltd. Series 2004-1A Class A1 0.889%, 12/19/16 (144A) (a)	660,007	634,163
Wood Street CLO B.V. Series II-A Class A1 1.988%, 03/29/21 (144A) (EUR) (a)	770,801	934,213

		75,472,628

Asset-Backed - Student Loan—1.5%
College Loan Corp. Trust Series 2007-2 Class A1 0.668%, 01/25/24 (a)	900,000	883,350
Illinois Student Assistance Commission Series 2010-1 Class A1 0.898%, 04/25/17 (a)	1,163,546	1,156,914

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

Asset-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Asset-Backed - Student Loan—(Continued)
Nelnet Student Loan Trust Series 2008-4 Class A2 1.118%, 07/25/18 (a)	1,253,230	$1,255,295
North Carolina State Education Assistance Authority Series 2011-2 Class A1 0.868%, 10/26/20 (a)	4,475,532	4,445,859
SLM Student Loan Trust Series 2004-5X Class A5 1.835%, 10/25/23 (EUR) (a)	4,100,000	4,790,115
Series 2005-8 Class A2 0.508%, 07/25/22 (a)	762,054	759,703
Series 2007-3 Class A2 0.428%, 10/25/17 (a)	1,066,601	1,059,036
Series 2008-7 Class A2 0.918%, 10/25/17 (a)	860,000	857,672
Series 2008-9 Class A 1.918%, 04/25/23 (a)	24,286,141	24,875,543
Series 2009-C Class A 4.500%, 11/16/43 (144A) (a)	4,738,104	4,496,957
Series 2009-CT Class 1A 2.350%, 04/15/39 (144A) (a)	5,450,884	5,465,001
Series 2010-C Class A1 1.928%, 12/15/17 (144A)(a)	2,550,838	2,559,059

		52,604,504

Total Asset-Backed Securities (Cost $176,425,895)		173,105,737

Loan Participation—0.9%

Consumer Finance—0.4%
Springleaf Finance Corp. 5.500%, 01/17/12 (a)	16,200,000	14,161,473

Diversified Telecommunication Services—0.0%
Intelsat Jackson Holdings S.A. 5.250%, 01/12/12 (a)	497,500	494,923

Health Care Providers & Services—0.2%
Iasis Healthcare LLC 5.000%, 01/31/12 (a)	7,245,250	7,018,872

Independent Power Producers & Energy Traders—0.3%
NRG Energy, Inc. 4.000%, 07/02/18 (a)	7,960,000	$7,950,090

Total Loan Participation (Cost $31,779,874)		29,625,358

Municipals—0.1%
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	1,000,000	719,020
Tobacco Settlement Financing Corp.
6.000%, 06/01/23	530,000	533,175
7.467%, 06/01/47	1,120,000	810,365

Total Municipals (Cost $2,542,685)		2,062,560

Convertible Preferred Stocks—0.0%

Commercial Banks—0.0%
Wells Fargo & Co. Series L 7.500%
(Cost $900,000)	900	948,600

Purchased Options—0.0%
Put - OTC -1-Year Interest Rate Swap, expires 11/19/12 (Counterparty—Goldman Sachs & Co.)
(Cost $95,788)	39,500,000	16,993

Short-Term Investments—16.0%

Commercial Paper—1.0%
Banco Do Brasil S.A. 0.000%, 01/17/12 (a)	7,100,000	7,092,523
Itau Unibanco S.A. New York 0.000%, 03/02/12 (a)	28,900,000	28,818,144

		35,910,667

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

Short-Term Investments—(Continued)

Security Description	Par Amount($)†	Value

Repurchase Agreements—14.8%
Credit Suisse Securities (USA) LLC Repurchase Agreement dated 12/30/11 at 0.050% to be repurchased at $230,301,279 on 01/03/12, collateralized by $233,434,000 U.S. Treasury Note at 0.750% due 12/15/13 with a value of $235,748,907.	$230,300,000	$230,300,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/30/11 at 0.030% to be repurchased at $100,000,333 on 01/03/12, collateralized by $72,167,000 U.S. Treasury Bond at 5.000% due 05/15/37 with a value of $102,404,527.	100,000,000	100,000,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $2,838,003 on 01/03/12, collateralized by $2,900,000 Federal National Mortgage Association at 0.000% due 06/06/12 with a value of $2,898,550.	2,838,000	2,838,000
JPMorgan Securities, Inc. Repurchase Agreement dated 12/30/11 at 0.060% to be repurchased at $5,000,033 on 01/03/12, collateralized by $4,566,200 U.S. Treasury Note at 3.125% due 05/15/21 with a value of $5,123,937.	5,000,000	5,000,000
Repurchase Agreement dated 12/30/11 at 0.070% to be repurchased at $5,000,039 on 01/03/12, collateralized by $5,095,000 Federal National Mortgage Association at 0.870% due 09/12/14 with a value of $5,110,132.	5,000,000	5,000,000

Morgan Stanley & Co., Inc. Repurchase Agreement dated 12/30/11 at 0.060% to be repurchased at $14,200,095 on 01/03/12, collateralized by $13,556,200 U.S. Treasury Note at 2.625% due 06/30/14 with a value of $14,505,226.	$14,200,000	$14,200,000
UBS Securities, Inc. Repurchase Agreement dated 12/30/11 at 0.040% to be repurchased at $150,000,667 on 01/03/12, collateralized by $27,000,000 U.S.Treasury Note at 0.500% due 11/15/13 with a value of $27,142,197; $59,000,000 U.S.Treasury Note at 2.750% due 02/15/19 with a value of $65,291,997; and $56,276,000 U.S.Treasury Note at 4.250% due 08/15/13 with a value of $60,820,700.	150,000,000	150,000,000

		507,338,000

U.S. Treasury—0.2%
U.S. Treasury Bills
0.045%, 04/12/12 (b)(f)	640,000	639,918
0.040%, 05/17/12 (b)(f)	930,000	929,858
0.038%, 06/07/12 (b)(f)	4,200,000	4,199,300

		5,769,076

Total Short-Term Investments (Cost $549,017,743)		549,017,743

Total Investments—154.8% (Cost $5,318,487,862#)		5,301,718,564
Other Assets and Liabilities (net)—(54.8)%		(1,877,276,897)

Net Assets—100.0%		$3,424,441,667

†	Par amount stated in U.S. dollars unless otherwise noted.
††	All or a portion of the security was pledged as collateral against open future contracts. At the period end, the value of the securities pledged amounted to $2,452,232.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $5,335,419,701. The aggregate unrealized appreciation and depreciation of

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

investments were $57,389,244 and $(91,090,381), respectively, resulting in net unrealized depreciation of $(33,701,137) for federal income tax purposes.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(b)	Interest rate represents current yield to maturity.
(c)	Security is in default and/or issuer is in bankruptcy.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees.
(e)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. At December 31, 2011, the value of the securities pledged amounted to $235,147,625.
(f)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2011, the market value of securities pledged was $10,278,546.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $758,223,979, which is 22.1% of net assets.
(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EMTN)—	Euro Medium Term Note
(EUR)—	Euro
(GBP)—	British Pound
(GMTN)—	Global Medium Term Note
(JPY)—	Japanese Yen
(MTN)—	Medium Term Note

Forward Sales Commitments

Securities Sold Short	Counterparty	Interest Rate	Maturity	Proceeds	Value
U.S. Treasury Inflation Indexed Bonds	Barclays Bank plc	2.375%	1/15/2027	$(20,831,303)	$(21,032,052)
Fannie Mae Pool	JPMorgan Chase Bank N.A.	5.500%	TBA	(5,407,031)	(5,445,314)

Total				$(26,238,334)	$(26,477,366)

See accompanying notes to financial statements.

18

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$3,104,514,879	$—	$3,104,514,879
Total Foreign Bonds & Debt Securities*	—	878,560,980	—	878,560,980
Domestic Bonds & Debt Securities
Capital Markets	—	94,859,997	—	94,859,997
Chemicals	—	2,046,464	—	2,046,464
Commercial Banks	—	10,983,928	—	10,983,928
Computers & Peripherals	—	5,228,285	—	5,228,285
Consumer Finance	—	40,658,808	—	40,658,808
Diversified Financial Services	—	62,731,607	1,538,927	64,270,534
Household Durables	—	9,942,186	—	9,942,186
Insurance	—	11,411,673	—	11,411,673
Media	—	11,774,500	—	11,774,500
Oil, Gas & Consumable Fuels	—	34,719,810	—	34,719,810
Thrifts & Mortgage Finance	—	1,403,091	—	1,403,091
Total Domestic Bonds & Debt Securities	—	285,760,349	1,538,927	287,299,276
Total Mortgage-Backed Securities*	—	276,566,438	—	276,566,438
Asset-Backed Securities
Asset-Backed - Automobile	—	874,968	1,277,637	2,152,605
Asset-Backed - Credit Card	—	24,156,507	—	24,156,507
Asset-Backed - Home Equity	—	18,719,493	—	18,719,493
Asset-Backed - Other	—	74,591,227	881,401	75,472,628
Asset-Backed - Student Loan	—	52,604,504	—	52,604,504
Total Asset-Backed Securities	—	170,946,699	2,159,038	173,105,737
Total Loan Participation*	—	29,625,358	—	29,625,358
Municipals	—	2,062,560	—	2,062,560
Total Convertible Preferred Stocks*	948,600	—	—	948,600
Purchased Options	—	16,993	—	16,993
Total Short-Term Investments*	—	549,017,743	—	549,017,743
Total Investments	$948,600	$5,297,071,999	$3,697,965	$5,301,718,564

See accompanying notes to financial statements.

19

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$16,216,992	$—	$16,216,992
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(12,132,395)	—	(12,132,395)
Total Forward Contracts	$—	$4,084,597	$—	$4,084,597

Futures Contracts**
Futures Contracts Long (Unrealized Appreciation)	$5,029,060	$—	$—	$5,029,060
Total Futures Contracts	$5,029,060	$—	$—	$5,029,060

Forward Sales Commitments	$—	$(26,477,366)	$—	$(26,477,366)

Written Options**
Inflation Floor Options	$—	$(290,318)	$—	$(290,318)
Interest Rate Options	—	(855,659)	—	(855,659)
Total Written Options	$—	$(1,145,977)	$—	$(1,145,977)

Swap Contracts**
Swap contracts at value (Assets)	$—	$6,892,371	$—	$6,892,371
Swap contracts at value (Liabilities)	—	(8,902,810)	—	(8,902,810)
Total Swap Contracts	$—	$(2,010,439)	$—	$(2,010,439)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards and futures contracts are valued on the unrealized appreciation/depreciation on the instrument. Written options and swap contracts are presented at value.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers out of Level 3	Balance as of December 31, 2011	Change in Unrealized Appreciation (Depreciation) from Investments Held at December 31, 2011
U.S. Treasury & Government Agencies
Agency Sponsored Mortgage-Backed	$13,393,721	$—	$—	$—	$(13,393,721)	$—	$—	$—
Federal Agencies	7,277,290	—	—	—	—	(7,277,290)	—	—
Foreign Bonds & Debt Securities
Commercial Banks	877,231	—	—	—	(877,231)	—	—	—
Domestic Bonds & Debt Securities
Diversified Financial Services	1,564,016	823	(25,191)	—	(721)	—	1,538,927	(25,191)
Mortgage-Backed Securities
Commercial Mortgage-Backed Securities	5,789,457	50,875	(25,216)	—	(3,700,000)	(2,115,116)	—	—
Asset-Backed Securities
Asset-Backed - Automobile	—	30,165	(49,508)	2,067,233	(770,253)	—	1,277,637	(49,508)
Asset-Backed - Other	21,949,465	26,874	47,581	—	(1,653,812)	(19,488,707)	881,401	16,953

Total	$50,851,180	$108,737	$(52,334)	$2,067,233	$(20,395,738)	$(28,881,113)	$3,697,965	$(57,746)

U.S. Treasury & Government Agencies in the amount of $20,673,102, Mortgage-Backed Securities in the amount of $2,115,116 and Asset Backed Securities in the amount of $19,488,707 were transferred out of Level 3 due to the trading and availability of a vendor or broker providing prices.

See accompanying notes to financial statements.

20

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)	$4,794,380,564
Repurchase Agreements	507,338,000
Cash	126
Cash denominated in foreign currencies (b)	1,790,844
Cash collateral for futures	104,000
Receivable for investments sold	31,401,742
Receivable for shares sold	1,230,920
Net variation margin futures contracts	434,703
Interest receivable	26,726,653
Swap interest receivable	130,832
Swaps at market value (c)	6,892,371
Unrealized appreciation on forward currency exchange contracts	16,216,992
Miscellaneous Assets	301,189

Total assets	5,386,948,936

Liabilities
Payables for:
Reverse repurchase agreements	230,246,063
Shares redeemed	1,214,999
Investments purchased	1,664,322,809
Cash collateral for swaps	15,880,000
Forward sales commitments, at value (d)	26,477,366
Unrealized depreciation on forward currency exchange contracts	12,132,395
Swaps at market value (e)	8,902,810
Outstanding written options (f)	1,145,977
Interest payable forward sales commitments	10,615
Swap interest	110,487
Interest on reverse repurchase agreements	99,645
Accrued Expenses:
Management fees	1,352,966
Distribution and service fees - Class B	377,241
Distribution and service fees - Class E	7,795
Administration fees	14,256
Custodian and accounting fees	46,723
Deferred trustees’ fees	25,067
Other expenses	140,055

Total liabilities	1,962,507,269

Net Assets	$3,424,441,667

Net Assets Represented by
Paid in surplus	$3,132,659,079
Accumulated net realized gain	196,028,869
Unrealized depreciation on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	(13,745,507)
Undistributed net investment income	109,499,226

Net Assets	$3,424,441,667

Net Assets
Class A	$1,576,257,010
Class B	1,786,315,454
Class E	61,869,203
Capital Shares Outstanding*
Class A	132,397,591
Class B	150,899,595
Class E	5,219,474
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.91
Class B	11.84
Class E	11.85
*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $4,811,149,862.
(b)	Identified cost of cash denominated in foreign currencies was $1,810,593.
(c)	Net premium paid on swaps was $9,302,489.
(d)	Includes $26,238,334 relating to forward sales commitments.
(e)	Net premium received on swaps was $(5,266,852).
(f)	Premiums received on written options were $2,180,324.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends	$67,500
Interest (a)	83,051,120

Total investment income	83,118,620

Expenses
Management fees	15,077,481
Administration fees	157,405
Custodian and accounting fees	547,798
Distribution and service fees - Class B	4,157,926
Distribution and service fees - Class E	83,705
Audit and tax services	99,244
Legal	33,286
Trustees’ fees and expenses	35,424
Interest expense	202,216
Shareholder reporting	175,222
Insurance	14,352
Miscellaneous	28,928

Total expenses	20,612,987

Net investment income	62,505,633

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	263,898,635
Futures contracts	5,169,515
Written options contracts	1,635,562
Swap contracts	(2,194,411)
Foreign currency transactions	12,028,043

Net realized gain on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	280,537,344

Net change in unrealized appreciation (depreciation) on:
Investments	(2,880,707)
Futures contracts	5,013,272
Written options contracts	4,554,378
Swap contracts	(11,132,463)
Foreign currency transactions	3,688,245

Net change in unrealized depreciation on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	(757,275)

Net realized and unrealized gain on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	279,780,069

Net Increase in Net Assets from Operations	$342,285,702

(a)	Net of foreign withholding taxes of $2,217.

See accompanying notes to financial statements.

21

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$62,505,633	$30,916,090
Net realized gain on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	280,537,344	171,981,436
Net change in unrealized depreciation on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	(757,275)	(24,023,226)

Net increase in net assets resulting from operations	342,285,702	178,874,300

Distributions to Shareholders
From net investment income
Class A	(24,956,696)	(31,738,835)
Class B	(26,951,824)	(26,604,062)
Class E	(908,972)	(1,258,253)
From net realized capital gains
Class A	(64,106,474)	(33,191,843)
Class B	(76,807,887)	(29,719,980)
Class E	(2,535,191)	(1,383,067)

Net decrease in net assets resulting from distributions	(196,267,044)	(123,896,040)

Net increase in net assets from capital share transactions	560,559,229	482,747,548

Net Increase in Net Assets	706,577,887	537,725,808
Net assets at beginning of period	2,717,863,780	2,180,137,972

Net assets at end of period	$3,424,441,667	$2,717,863,780

Undistributed net investment income at end of period	$109,499,226	$54,010,500

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	46,050,628	$521,634,023	21,989,311	$248,415,204
Reinvestments	8,045,454	89,063,170	5,956,943	64,930,678
Redemptions	(33,069,605)	(378,653,706)	(20,445,750)	(227,961,144)

Net increase	21,026,477	$232,043,487	7,500,504	$85,384,738

Class B
Sales	39,534,661	$452,966,504	42,388,465	$479,649,156
Reinvestments	9,407,045	103,759,711	5,186,376	56,324,042
Redemptions	(20,333,577)	(234,861,349)	(12,571,794)	(141,714,866)

Net increase	28,608,129	$321,864,866	35,003,047	$394,258,332

Class E
Sales	1,312,773	$15,176,507	1,048,545	$11,873,924
Reinvestments	312,254	3,444,163	243,216	2,641,320
Redemptions	(1,042,796)	(11,969,794)	(1,010,335)	(11,410,766)

Net increase	582,231	$6,650,876	281,426	$3,104,478

Increase derived from capital shares transactions		$560,559,229		$482,747,548

See accompanying notes to financial statements.

22

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.43	$11.17	$9.84	$10.98	$10.08

Income (Loss) from Investment Operations
Net investment income(a)	0.24	0.16	0.29	0.40	0.49
Net realized and unrealized gain (loss) on investments	1.02	0.71	1.46	(1.09)	0.65

Total from investment operations	1.26	0.87	1.75	(0.69)	1.14

Less Distributions
Distributions from net investment income	(0.22)	(0.30)	(0.42)	(0.43)	(0.24)
Distributions from net realized capital gains	(0.56)	(0.31)	0.00	(0.02)	0.00

Total distributions	(0.78)	(0.61)	(0.42)	(0.45)	(0.24)

Net Asset Value, End of Period	$11.91	$11.43	$11.17	$9.84	$10.98

Total Return (%)	11.48	8.00	18.37	(6.88)	11.08

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.51	0.51	0.53	0.53	0.55
Ratio of expenses to average net assets excluding interest expense (%)	0.50	0.51	0.53	0.53	0.55
Ratio of net investment income to average net assets (%)	2.07	1.38	2.78	3.74	4.78
Portfolio turnover rate (%)	458.1	526.8	667.7	1,143.3	945.3
Net assets, end of period (in millions)	$1,576.3	$1,273.4	$1,160.3	$824.7	$857.5

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.38	$11.13	$9.80	$10.96	$10.06

Income (Loss) from Investment Operations
Net investment income(a)	0.21	0.13	0.27	0.37	0.46
Net realized and unrealized gain (loss) on investments	1.01	0.71	1.45	(1.10)	0.66

Total from investment operations	1.22	0.84	1.72	(0.73)	1.12

Less Distributions
Distributions from net investment income	(0.20)	(0.28)	(0.39)	(0.41)	(0.22)
Distributions from net realized capital gains	(0.56)	(0.31)	0.00	(0.02)	0.00

Total distributions	(0.76)	(0.59)	(0.39)	(0.43)	(0.22)

Net Asset Value, End of Period	$11.84	$11.38	$11.13	$9.80	$10.96

Total Return (%)	11.14	7.76	18.05	(7.06)	10.80

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	0.76	0.78	0.78	0.80
Ratio of expenses to average net assets excluding interest expense (%)	0.75	0.76	0.78	0.78	0.80
Ratio of net investment income to average net assets (%)	1.83	1.13	2.55	3.44	4.52
Portfolio turnover rate (%)	458.1	526.8	667.7	1,143.3	945.3
Net assets, end of period (in millions)	$1,786.3	$1,391.6	$971.4	$542.9	$401.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

23

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.39	$11.13	$9.80	$10.96	$10.06

Income (Loss) from Investment Operations
Net investment income(a)	0.22	0.14	0.28	0.37	0.48
Net realized and unrealized gain (loss) on investments	1.00	0.71	1.45	(1.09)	0.65

Total from investment operations	1.22	0.85	1.73	(0.72)	1.13

Less Distributions
Distributions from net investment income	(0.20)	(0.28)	(0.40)	(0.42)	(0.23)
Distributions from net realized capital gains	(0.56)	(0.31)	0.00	(0.02)	0.00

Total distributions	(0.76)	(0.59)	(0.40)	(0.44)	(0.23)

Net Asset Value, End of Period	$11.85	$11.39	$11.13	$9.80	$10.96

Total Return (%)	11.18	7.90	18.15	(6.92)	10.93

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	0.66	0.68	0.68	0.71
Ratio of expenses to average net assets excluding interest expense (%)	0.65	0.66	0.68	0.68	0.71
Ratio of net investment income to average net assets (%)	1.91	1.24	2.63	3.47	4.63
Portfolio turnover rate (%)	458.1	526.8	667.7	1,143.3	945.3
Net assets, end of period (in millions)	$61.9	$52.8	$48.5	$38.8	$7.3

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

24

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

25

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying investments. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures, options, swap, and forward transactions, foreign currency transactions, deferred trustees’ compensation, paydown, premium amortization, deferred deflation adjustments and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates

26

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. For the year ended December 31, 2011, the Portfolio had an outstanding reverse repurchase agreement balance for 194 days. The average amount of borrowings was $178,372,492 and the weighted average interest rate was 0.21%.

27

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

TBA Purchase & Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

28

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$15,077,481	0.50%	First $1.2 Billion

	0.45%	Over $1.2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares.

MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$20,256,051,820	$1,501,619,471	$20,011,862,606	$1,034,902,949

The Portfolio engaged in security transactions with other accounts managed by Pacific Investment Management Company LLC that amounted to $21,742,732 in purchases of investments which is included above.

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts

29

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio gives the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus the market value of the option.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the

30

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Portfolio’s exposure to interest rate risk. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation or index to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase

31

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of credit default swaps, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract plus, when the Portfolio is the protection buyer, any premiums paid. This risk is mitigated by collateral posted by the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in Note 10 to the Notes to Financial Statements and serve as an indicator of the status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which a Portfolio is the seller of protection are disclosed in Note 10 to the Notes to Financials Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, up-front payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest Rate	Swaps at market value	$1,655,348	Swaps at market value	$5,695,283
	Unrealized appreciation on futures contracts*	5,029,060	Unrealized depreciation on futures contracts*	—

	Investments at value(a)	16,993	Investments at value(a)	—

	Outstanding written options	—	Outstanding written options	1,145,977

Credit	Swaps at market value	5,237,023	Swaps at market value	3,207,527

Currency	Unrealized appreciation on forward foreign currency exchange contracts	16,216,992	Unrealized depreciation on forward foreign currency exchange contracts	12,132,395

Total		$28,155,416		$22,181,182

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(a)	Options purchased are part of Investments as shown in the Statement of Assets and Liabilities and net realized gain (loss) on investments and change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

32

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

Transactions in derivative instruments during the year ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate	Currency	Credit	Total

Investments(a)	$772,688	$—	$—	$772,688

Foreign currency transactions	—	(14,203,887)	—	(14,203,887)

Future contracts	5,115,490	—	—	5,115,490

Swap contracts	(1,699,080)	—	(495,331)	(2,194,411)

Written options contracts	1,132,138	—	503,424	1,635,562

	$5,321,236	$(14,203,887)	$8,093	$(8,874,558)

Statement of Operations Location - Net Change in Unrealized Gain (Loss)

Investments(a)	$(239,741)	$—	$—	$(239,741)

Foreign currency transactions	—	3,805,069	—	3,805,069

Future contracts	5,013,272	—	—	5,013,272

Swap contracts	(7,394,127)	—	(3,738,336)	(11,132,463)

Written options contracts	4,662,145	—	(107,767)	4,554,378

	$2,041,549	$3,805,069	$(3,846,103)	$2,000,515

For the year ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(b)

Investments(a)	$76,533,333

Foreign currency transactions	741,407,142

Futures contracts long	681,054,970

Futures contracts short	1,631,547

Swap contracts	438,189,599

Written options contracts	622,800,620

(a)	Options purchased are part of Investments as shown in the Statement of Assets and Liabilities and change in unrealized appreciation (depreciation) on investments as shown in the Statement of Operations.

(b)	Averages are based on activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

1/4/2012	Barclays Bank plc	299,106	BRL	$160,357	$159,455	$902

1/4/2012	UBS AG	299,106	BRL	160,357	167,005	(6,648)

2/9/2012	Deutsche Bank AG	23,464,000	CAD	23,056,013	22,982,967	73,046

2/13/2012	Deutsche Bank AG	37,170,584	CNY	5,900,669	5,738,415	162,254

6/1/2012	Barclays Bank plc	29,421,600	CNY	4,664,835	4,600,000	64,835

33

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

6/1/2012	Barclays Bank plc	43,219,513	CNY	$6,852,513	$6,781,127	$71,386

2/17/2012	Barclays Bank plc	228,000	EUR	295,838	305,627	(9,789)

2/17/2012	Barclays Bank plc	6,616,000	EUR	8,584,478	8,613,311	(28,833)

2/17/2012	Citibank N.A.	5,349,000	EUR	6,940,504	7,292,628	(352,124)

2/17/2012	Citibank N.A.	1,384,000	EUR	1,795,786	1,872,429	(76,643)

2/17/2012	Deutsche Bank AG	1,968,000	EUR	2,553,544	2,659,722	(106,178)

2/17/2012	JPMorgan Chase Bank N.A.	501,000	EUR	650,064	682,437	(32,373)

2/17/2012	JPMorgan Chase Bank N.A.	185,000	EUR	240,043	249,359	(9,316)

2/17/2012	JPMorgan Chase Bank N.A.	1,653,000	EUR	2,144,822	2,151,531	(6,709)

1/31/2012	Citibank N.A.	17,814,000,000	IDR	1,959,472	1,963,408	(3,936)

1/31/2012	UBS AG	65,744,700,000	IDR	7,231,664	7,345,777	(114,113)

7/12/2012	JPMorgan Chase Bank N.A.	1,423,217,100	INR	25,965,101	30,619,989	(4,654,888)

2/27/2012	Citibank N.A.	22,870,692,000	KRW	19,779,844	20,433,944	(654,100)

3/15/2012	Citibank N.A.	136,626,173	MXN	9,734,687	10,012,177	(277,490)

4/23/2012	Citibank N.A.	3,095,462	MYR	971,865	1,000,149	(28,284)

4/23/2012	JPMorgan Chase Bank N.A.	29,334,478	MYR	9,209,988	9,671,770	(461,782)

3/15/2012	Barclays Bank plc	350,497,090	PHP	7,964,093	8,199,721	(235,628)

3/15/2012	Citibank N.A.	428,905,200	PHP	9,745,704	9,890,584	(144,880)

2/10/2012	Goldman Sachs & Co.	12,200,915	SGD	9,421,317	9,388,930	32,387

Net Unrealized Depreciation						$(6,798,904)

Forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

2/23/2012	Citibank N.A.	8,378,000	AUD	$8,538,859	$8,252,791	$(286,068)

2/23/2012	Citibank N.A.	7,962,000	AUD	8,114,872	7,843,008	(271,864)

2/23/2012	Citibank N.A.	4,740,000	AUD	4,831,009	4,737,505	(93,504)

2/23/2012	JPMorgan Chase Bank N.A.	2,139,000	AUD	2,180,069	2,110,872	(69,197)

2/23/2012	JPMorgan Chase Bank N.A.	101,460,000	AUD	103,408,047	99,696,118	(3,711,929)

1/4/2012	Barclays Bank plc	299,106	BRL	160,357	155,931	(4,426)

1/4/2012	UBS AG	299,106	BRL	160,357	159,455	(902)

3/2/2012	Morgan Stanley & Co., Inc.	2,515,984	BRL	1,332,140	1,340,000	7,860

3/2/2012	Morgan Stanley & Co., Inc.	568,590	BRL	301,052	300,000	(1,052)

3/2/2012	UBS AG	299,106	BRL	158,368	165,088	6,720

2/9/2012	Citibank N.A.	3,181,000	CAD	3,125,689	3,132,065	6,376

2/9/2012	UBS AG	4,579,000	CAD	4,499,381	4,490,580	(8,801)

2/17/2012	Barclays Bank plc	47,256,000	EUR	61,316,217	65,303,775	3,987,558

34

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

2/17/2012	Barclays Bank plc	93,484,000	EUR	$121,298,571	$126,373,073	$5,074,502

2/17/2012	UBS AG	71,340,000	EUR	92,566,001	96,327,548	3,761,547

2/17/2012	UBS AG	241,000	EUR	312,705	321,406	8,701

3/12/2012	JPMorgan Chase Bank N.A.	42,881,000	GBP	66,575,142	67,251,344	676,202

1/31/2012	Goldman Sachs & Co.	38,505,983,300	IDR	4,235,510	4,178,620	(56,890)

1/31/2012	JPMorgan Chase Bank N.A.	8,706,750,000	IDR	957,709	950,000	(7,709)

1/31/2012	JPMorgan Chase Bank N.A.	23,491,490,000	IDR	2,583,973	2,573,000	(10,973)

1/31/2012	JPMorgan Chase Bank N.A.	1,078,924,400	IDR	118,677	117,020	(1,657)

1/31/2012	UBS AG	11,776,050,000	IDR	1,295,320	1,287,000	(8,320)

7/12/2012	Barclays Bank plc	195,741,000	INR	3,571,089	3,900,000	328,911

7/12/2012	Barclays Bank plc	204,000,000	INR	3,721,766	4,000,000	278,234

7/12/2012	Barclays Bank plc	121,141,000	INR	2,210,090	2,300,000	89,910

7/12/2012	Barclays Bank plc	111,678,000	INR	2,037,448	2,100,000	62,552

7/12/2012	Barclays Bank plc	170,976,000	INR	3,119,278	3,120,000	722

7/12/2012	Deutsche Bank AG	97,171,409	INR	1,772,790	1,754,630	(18,160)

7/12/2012	Goldman Sachs & Co.	109,866,900	INR	2,004,406	1,970,000	(34,406)

7/12/2012	JPMorgan Chase Bank N.A.	20,080,000	INR	366,339	400,000	33,661

7/12/2012	JPMorgan Chase Bank N.A.	112,354,000	INR	2,049,781	2,200,000	150,219

7/12/2012	JPMorgan Chase Bank N.A.	112,486,000	INR	2,052,189	2,200,000	147,811

7/12/2012	JPMorgan Chase Bank N.A.	66,066,000	INR	1,205,305	1,293,383	88,078

7/12/2012	JPMorgan Chase Bank N.A.	101,656,500	INR	1,854,616	1,830,000	(24,616)

1/13/2012	Deutsche Bank AG	298,248,000	JPY	3,874,314	3,884,737	10,423

1/30/2012	Citibank N.A.	2,664,366,255	JPY	34,619,511	34,779,217	159,706

1/30/2012	Deutsche Bank AG	2,664,366,255	JPY	34,619,511	34,796,932	177,421

1/30/2012	Goldman Sachs & Co.	2,271,682,167	JPY	29,517,160	29,668,045	150,885

1/30/2012	JPMorgan Chase Bank N.A.	2,664,366,255	JPY	34,619,511	34,778,309	158,798

1/30/2012	UBS AG	545,219,068	JPY	7,084,318	7,121,694	37,376

2/13/2012	JPMorgan Chase Bank N.A.	790,000,000	JPY	10,267,307	10,124,311	(142,996)

2/27/2012	Barclays Bank plc	2,022,660,000	KRW	1,749,309	1,800,000	50,691

2/27/2012	Barclays Bank plc	2,169,800,000	KRW	1,876,564	1,900,000	23,436

2/27/2012	Barclays Bank plc	4,433,650,000	KRW	3,834,467	3,800,000	(34,467)

2/27/2012	Barclays Bank plc	2,270,000,000	KRW	1,963,222	2,000,000	36,778

2/27/2012	Barclays Bank plc	2,097,000,000	KRW	1,813,602	1,800,000	(13,602)

2/27/2012	Barclays Bank plc	930,400,000	KRW	804,662	800,000	(4,662)

2/27/2012	Deutsche Bank AG	930,240,000	KRW	804,523	800,000	(4,523)

2/27/2012	Goldman Sachs & Co.	2,551,279,500	KRW	2,206,488	2,189,000	(17,488)

2/27/2012	Morgan Stanley & Co., Inc.	3,023,650,000	KRW	2,615,020	2,650,000	34,980

2/27/2012	Morgan Stanley & Co., Inc.	1,644,445,000	KRW	1,422,207	1,450,000	27,793

35

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

2/27/2012	Morgan Stanley & Co., Inc.	796,950,000	KRW	$689,247	$700,000	$10,753

3/15/2012	UBS AG	28,910,960	MXN	2,059,921	2,080,000	20,079

3/15/2012	UBS AG	21,983,330	MXN	1,566,324	1,580,000	13,676

3/15/2012	UBS AG	52,244,623	MXN	3,722,457	3,745,000	22,543

4/23/2012	Barclays Bank plc	3,561,868	MYR	1,118,300	1,115,000	(3,300)

4/23/2012	Barclays Bank plc	6,124,909	MYR	1,923,005	1,912,540	(10,465)

4/23/2012	Deutsche Bank AG	3,561,868	MYR	1,118,300	1,115,000	(3,300)

4/23/2012	Deutsche Bank AG	10,725,025	MYR	3,367,278	3,350,000	(17,278)

4/23/2012	JPMorgan Chase Bank N.A.	1,914,000	MYR	600,928	600,000	(928)

4/23/2012	JPMorgan Chase Bank N.A.	3,273,180	MYR	1,027,663	1,020,000	(7,663)

4/23/2012	JPMorgan Chase Bank N.A.	3,269,100	MYR	1,026,382	1,020,000	(6,382)

3/15/2012	Barclays Bank plc	104,376,000	PHP	2,371,661	2,400,000	28,339

3/15/2012	Barclays Bank plc	96,338,000	PHP	2,189,019	2,200,000	10,981

3/15/2012	Barclays Bank plc	92,776,700	PHP	2,108,098	2,110,000	1,902

3/15/2012	Barclays Bank plc	120,663,000	PHP	2,741,739	2,725,000	(16,739)

3/15/2012	Deutsche Bank AG	87,420,700	PHP	1,986,398	1,990,000	3,602

3/15/2012	JPMorgan Chase Bank N.A.	91,119,000	PHP	2,070,432	2,100,000	29,568

3/15/2012	JPMorgan Chase Bank N.A.	95,502,000	PHP	2,170,023	2,200,000	29,977

3/15/2012	Morgan Stanley & Co., Inc.	91,203,000	PHP	2,072,340	2,100,000	27,660

2/10/2012	Barclays Bank plc	2,567,080	SGD	1,982,251	2,000,000	17,749

2/10/2012	Barclays Bank plc	1,907,284	SGD	1,472,768	1,465,000	(7,768)

2/10/2012	Barclays Bank plc	1,885,271	SGD	1,455,771	1,442,000	(13,771)

2/10/2012	Deutsche Bank AG	1,907,064	SGD	1,472,599	1,465,000	(7,599)

2/10/2012	UBS AG	2,567,400	SGD	1,982,498	2,000,000	17,502

2/10/2012	UBS AG	1,366,617	SGD	1,055,276	1,050,000	(5,276)

Net Unrealized Appreciation						$10,883,501

AUD—	Australian Dollar
BRL—	Brazilian Real
CAD—	Canadian Dollar
CNY—	China Yuan Renminbi
EUR—	Euro
GBP—	British Pound
IDR—	Indonesian Rupiah
INR—	Indian Rupee
JPY—	Japanese Yen
KRW—	South Korean Won
MXN—	Mexican Peso
MYR—	Malaysian Ringgit
PHP—	Philippine Peso
SGD—	Singapore Dollar

36

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Futures Contracts

The futures contracts outstanding as of December 31, 2011 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation

90 Day Euro Dollar Futures	Chicago Mercantile Exchange	3/18/2013	743	$183,388,145	$184,356,875	$968,730

90 Day Euro Dollar Futures	Chicago Mercantile Exchange	6/17/2013	196	48,377,210	48,625,150	247,940

90 Day Euro Dollar Futures	Chicago Mercantile Exchange	9/16/2013	622	153,513,139	154,271,550	758,411

90 Day Euro Dollar Futures	Chicago Mercantile Exchange	12/16/2013	2,125	523,711,414	526,760,938	3,049,524

U.S. Treasury Note 10 Year Futures	Chicago Board of Trade	3/21/2012	13	1,700,170	1,704,625	4,455

Net Unrealized Appreciation						$5,029,060

8. Options Written

Options written as of December 31, 2011 were as follows:

Inflation Floor

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value	Unrealized Appreciation

Floor - OTC CPURNSA Index	Deutsche Bank AG	215.949	Maximum of ((1+0.000%)[10] - Inflation Adjustment) or 0	3/10/2020	$(5,100,000)	$(38,250)	$(22,978)	$15,272

Floor - OTC CPURNSA Index	Citibank N.A.	215.949	Maximum of ((1+0.000%)[10] - Inflation Adjustment) or 0	3/12/2020	(13,900,000)	(119,540)	(53,149)	66,391

Floor - OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1+0.000%)[10] - Inflation Adjustment) or 0	4/7/2020	(49,000,000)	(436,720)	(194,398)	242,322

Floor - OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.000%)[10] - Inflation Adjustment) or 0	9/29/2020	(4,700,000)	(60,630)	(19,793)	40,837

Total						$(655,140)	$(290,318)	$364,822

CPURNSA— Consumer Price All Urban Non-Seasonally Adjusted

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value	Unrealized Appreciation/ (Depreciation)

Put - OTC -3-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Pay	3.000%	6/18/2012	$(59,100,000)	$(657,643)	$(1,915)	$655,728

Put - OTC -3-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Pay	3.000%	6/18/2012	(40,700,000)	(431,713)	(1,318)	430,395

Put - OTC -3-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	3.000%	6/18/2012	(16,000,000)	(178,832)	(518)	178,314

Put - OTC -3-Year Interest Rate Swap	Barclays Bank plc	3-Month USD-LIBOR	Pay	3.000%	6/18/2012	(3,600,000)	(31,637)	(117)	31,520

Call - OTC -2-Year Interest Rate Swap	Morgan Stanley & Co., Inc.	3-Month USD-LIBOR	Receive	0.915%	11/14/2012	(42,500,000)	—	(188,292)	(188,292)

Put - OTC -2-Year Interest Rate Swap	Morgan Stanley & Co., Inc.	3-Month USD-LIBOR	Pay	0.915%	11/14/2012	(42,500,000)	—	(149,880)	(149,880)

Call - OTC -2-Year Interest Rate Swap	Morgan Stanley & Co., Inc.	3-Month USD-LIBOR	Receive	1.056%	10/11/2012	(37,100,000)	—	(240,408)	(240,408)

37

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Options Written - continued

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value	Unrealized Appreciation/ (Depreciation)

Put - OTC -2-Year Interest Rate Swap	Morgan Stanley & Co., Inc.	3-Month USD-LIBOR	Pay	1.056%	10/11/2012	$(37,100,000)	$—	$(88,417)	$(88,417)

Put - OTC -1-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	(39,500,000)	(225,359)	(53,361)	171,998

Call - OTC -1-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Receive	0.795%	10/11/2012	(17,700,000)	—	(36,239)	(36,239)

Put - OTC -1-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	0.795%	10/11/2012	(17,700,000)	—	(30,419)	(30,419)

Call - OTC -1-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Receive	0.795%	10/11/2012	(17,200,000)	—	(35,215)	(35,215)

Put - OTC -1-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Pay	0.795%	10/11/2012	(17,200,000)	—	(29,560)	(29,560)

Total							$(1,525,184)	$(855,659)	$669,525

The Portfolio transactions in options written during the period ended December 31, 2011 were as follows:

Call Options	Notional Amount	Premium received

Options outstanding December 31, 2010	286,400,719	$1,749,287

Options written	377,100,458	1,334,381

Options bought back	(140,001,058)	(1,190,728)

Options expired	(409,000,119)	(1,892,940)

Options outstanding December 31, 2011	114,500,000	$—

Put Options	Notional Amount	Premium received

Options outstanding December 31, 2010	417,200,719	$3,534,538

Options written	679,900,553	3,030,170

Options bought back	(592,501,153)	(3,594,804)

Options expired	(158,500,119)	(789,580)

Options outstanding December 31, 2011	346,100,000	$2,180,324

9. Reverse Repurchase Agreements

Reverse repurchase agreements as of December 31, 2011 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Par Value		Closing Amount

Deutsche Bank AG	0.17%	10/11/2011	3/9/2012	USD	71,062,500	$71,062,500

Deutsche Bank AG	0.19%	10/11/2011	3/9/2012	USD	159,183,563	159,183,563

Total						$230,246,063

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

USD—United States Dollar

38

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Swap Agreements

Open interest rate swap agreements at December 31, 2011 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Receive	USD 3ML	4.000%	12/21/2041	Citibank N.A.	USD	14,800,000	$(4,354,859)	$(3,182,000)	$(1,172,859)

Receive	USD 3ML	4.000%	12/21/2041	Deutsche Bank AG	USD	1,800,000	(529,645)	(373,770)	(155,875)

Pay	EUR FRCPXTOB	1.850%	10/15/2016	BNP Paribas S.A.	EUR	16,600,000	(390,784)	(44,630)	(346,154)

Pay	EUR FRCPXTOB	1.850%	10/15/2016	Barclays Bank plc	EUR	11,300,000	(266,015)	(103,319)	(162,696)

Pay	USD CPURNSA	1.500%	11/2/2012	Barclays Bank plc	USD	3,900,000	10,223	(2,613)	12,836

Pay	USD CPURNSA	1.500%	11/2/2012	BNP Paribas S.A.	USD	4,100,000	10,748	(2,132)	12,880

Pay	BRL CDI	11.890%	1/2/2013	Goldman Sachs & Co.	BRL	61,300,000	1,030,422	29,302	1,001,120

Pay	BRL CDI	12.170%	1/2/2013	JPMorgan Chase Bank N.A.	BRL	7,000,000	143,828	29,726	114,102

Pay	BRL CDI	11.980%	1/2/2013	Morgan Stanley & Co., Inc.	BRL	11,300,000	200,340	—	200,340

Pay	BRL CDI	9.970%	1/2/2014	Barclays Bank plc	BRL	46,200,000	(153,978)	—	(153,978)

Pay	BRL CDI	10.580%	1/2/2014	Morgan Stanley & Co., Inc.	BRL	189,100,000	188,182	849,589	(661,407)

Pay	BRL CDI	10.770%	1/2/2014	UBS AG	BRL	25,500,000	71,605	83,635	(12,030)

Pay	BRL CDI	10.380%	1/2/2014	UBS AG	BRL	6,300,000	(2)	21,325	(21,327)

Total							$(4,039,935)	$(2,694,887)	$(1,345,048)

Open credit default swaps at December 31, 2011 were as follows:

Credit Default Swaps on Corporate and Sovereign Issuers - Buy Protection(a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Black and Decker Corp. (The) 8.950%, due 4/15/2014	(2.200%)	6/20/2014	Citibank N.A.	0.24%	$ 2,000,000	$(97,540)	$—	$(97,540)

D.R. Horton, Inc. 5.375%, due 6/15/2012	(1.000%)	3/20/2015	JPMorgan Chase Bank N.A.	1.87%	7,500,000	186,386	403,143	(216,757)

Echostar DBS Corp. 6.625%, due 10/1/2014	(3.650%)	12/20/2013	Citibank N.A.	1.76%	6,200,000	(241,712)	—	(241,712)

International Lease Finance Corp. 6.625%, due 11/15/2013	(1.530%)	12/20/2013	JPMorgan Chase Bank N.A.	7.07%	1,100,000	103,733	—	103,733

Intesa Sanpaolo S.p.A. 4.750%, due 6/15/2017	(3.000%)	3/20/2014	Goldman Sachs & Co.	5.08%	EUR 7,000,000	372,124	405,884	(33,760)

Intesa Sanpaolo S.p.A. 4.750%, due 6/15/2017	(3.000%)	3/20/2014	JPMorgan Chase Bank, N.A.	5.05%	$16,400,000	677,482	768,895	(91,413)

Lexmark International, Inc. 5.900%, due 6/1/2013	(1.170%)	6/20/2013	JPMorgan Chase Bank N.A.	0.76%	5,000,000	(15,483)	—	(15,483)

Total						$984,990	$1,577,922	$(592,932)

39

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Swap Agreements - continued

Credit Default Swaps on Corporate and Sovereign Issuers - Sell Protection(d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

AIG, Inc. 6.250%, due 5/1/2036	1.000%	12/20/2020	Deutsche Bank AG	4.88%	$600,000	$(135,534)	$(128,397)	$(7,137)

AIG, Inc. 6.250%, due 5/1/2036	1.000%	12/20/2020	Goldman Sachs & Co.	4.88%	3,600,000	(813,200)	(859,772)	46,572

AIG, Inc. 6.250%, due 5/1/2036	1.000%	12/20/2020	Morgan Stanley & Co., Inc.	4.98%	700,000	(158,122)	(172,815)	14,693

AIG, Inc. 6.250%, due 5/1/2036	1.000%	12/20/2020	UBS AG	4.88%	700,000	(158,122)	(150,288)	(7,834)

AIG / ILFC Senior Unsecured 8.250%, due 12/15/2020	5.000%	6/20/2016	Citibank N.A.	6.78%	1,500,000	(87,326)	(93,750)	6,424

AIG / ILFC Senior Unsecured 8.250%, due 12/15/2020	5.000%	6/20/2016	Deutsche Bank AG	6.78%	1,200,000	(69,860)	(63,000)	(6,860)

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	6/20/2020	Deutsche Bank AG	1.81%	7,200,000	(437,687)	(238,660)	(199,027)

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	6/20/2015	JPMorgan Chase Bank N.A.	1.29%	2,500,000	(25,835)	(28,451)	2,616

Government of France 4.250%, due 4/25/2019	0.250%	12/20/2015	Citibank N.A.	1.97%	600,000	(39,182)	(16,501)	(22,681)

Government of France 4.250%, due 4/25/2019	0.250%	12/20/2015	JPMorgan Chase Bank N.A.	1.97%	10,000,000	(653,026)	(201,044)	(451,982)

Government of Japan 2.000% due 3/21/2022	1.000%	12/20/2015	Deutsche Bank AG	1.26%	1,100,000	(9,267)	22,879	(32,146)

Government of Japan 2.000% due 3/21/2022	1.000%	12/20/2015	Goldman Sachs & Co.	1.26%	4,400,000	(37,066)	92,772	(129,838)

Government of Japan 2.000% due 3/21/2022	1.000%	12/20/2015	Goldman Sachs & Co.	1.22%	5,500,000	(46,333)	113,527	(159,860)

Government of Japan 2.000% due 3/21/2022	1.000%	12/20/2015	Goldman Sachs & Co.	1.26%	2,300,000	(19,376)	51,101	(70,477)

Government of Japan 2.000% due 3/21/2022	1.000%	12/20/2015	JPMorgan Chase Bank N.A.	1.22%	4,500,000	(37,910)	92,584	(130,494)

Government of Japan 2.000% due 3/21/2022	1.000%	6/20/2016	Citibank N.A.	1.34%	9,500,000	(124,946)	(4,643)	(120,303)

Petrobras International Bond 8.375%, due 12/10/2018	1.000%	9/20/2012	Deutsche Bank AG	0.89%	700,000	676	(8,684)	9,360

United Kingdom Gilt 4.250%, due 6/7/2032	1.000%	6/20/2015	Citibank N.A.	0.71%	1,500,000	15,181	12,189	2,992

United Kingdom Gilt 4.250%, due 6/7/2032	1.000%	6/20/2015	Deutsche Bank AG	0.72%	5,100,000	51,614	43,720	7,894

United Kingdom Gilt 4.250%, due 6/7/2032	1.000%	6/20/2015	Deutsche Bank AG	0.72%	1,800,000	18,217	8,560	9,657

United Kingdom Gilt 4.250%, due 6/7/2032	1.000%	12/20/2015	Credit Suisse Group AG	0.80%	2,100,000	16,923	49,257	(32,334)

United Kingdom Gilt 4.250%, due 6/7/2032	1.000%	12/20/2015	Deutsche Bank AG	0.79%	2,700,000	21,759	62,664	(40,905)

40

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

United Kingdom Gilt 4.250%, due 6/7/2032	1.000%	6/20/2016	Citibank N.A.	0.88%	2,800,000	$15,507	$34,749	$(19,242)

Total						$(2,712,915)	$(1,382,003)	$(1,330,912)

Credit Default Swaps on Credit Indices - Sell Protection(d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Markit CDX Emerging Index, Series 14	5.000%	12/20/2015	Deutsche Bank AG	2.86%	$3,200,000	$250,675	$474,400	$(223,725)

Markit CDX Emerging Index, Series 14	5.000%	12/20/2015	Morgan Stanley & Co., Inc.	2.86%	7,000,000	548,352	987,000	(438,648)

Markit CDX Emerging Index, Series 14	5.000%	12/20/2015	UBS AG	2.86%	4,200,000	329,011	592,200	(263,189)

Markit CDX Emerging Index, Series 14	5.000%	12/20/2015	Citibank N.A.	2.86%	30,900,000	2,420,582	4,143,505	(1,722,923)

Markit CDX Emerging Index, Series 15	5.000%	6/20/2016	Barclays Bank plc	2.95%	2,500,000	208,801	337,500	(128,699)

Total						$3,757,421	$6,534,605	$(2,777,184)

BRL	— Brazilian Real
EUR	— Euro
USD	— United States Dollar

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

41

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

11. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

12. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

13. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$189,579,364	$123,896,040	$6,687,680	$—	$196,267,044	$123,896,040

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$310,184,069	$19,276,721	$(37,653,136)	$—	$291,807,654

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

14. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures

42

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

14. Recent Accounting Pronouncements - continued

about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

43

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Inflation Protected Bond Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Inflation Protected Bond Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIMCO Inflation Protected Bond Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

44

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

45

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

46

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

47

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the PIMCO Inflation Protected Bond Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

48

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the PIMCO Inflation Protected Bond Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Barclays Capital U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the one- year period ended September 30, 2011, and outperformed its benchmark for the three- and five- year periods ended September 30, 2011. The Board also took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to

49

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the PIMCO Inflation Protected Bond Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

50

MET INVESTORS SERIES TRUST

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the PIMCO Inflation Protected Bond Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at asset levels up to $500 million, after which the Portfolio’s management fees are above the asset-weighted average of comparable funds. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

51

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust PIMCO Total Return Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned 3.42%, 3.17%, and 3.37%, respectively. The Portfolio’s benchmark, the Barclays Capital U.S. Aggregate Bond Index1, returned 7.84%.

Market Environment/Conditions

In 2011, the global financial markets consistently made headlines for their persistent volatility resulting from a variety of unpredictable forces on both Main Street and Wall Street. Toward the beginning of the year, global markets struggled to absorb implications of intensified political unrest across the Middle East and North Africa, rising commodity prices, and the terrible earthquake and nuclear accidents in Japan.

Treasury yields declined as the U.S. debt ceiling debate, S&P’s downgrade of the U.S. long-term credit rating, and concern about the sovereign debt crisis in Europe sparked a flight to safety and boosted demand for Treasuries. European countries, including Ireland, Italy, and Spain continued to struggle with sovereign debt levels, increasing pressure on European leaders to develop a comprehensive policy response. In an effort to reinvigorate the faltering economy, the Federal Reserve (the Fed) launched “Operation Twist,” signaling its intent to buy $400 billion of long-dated Treasuries by the end of June 2012. To finance this program, the Fed agreed to sell Treasury securities with remaining maturities of 3 years or less to make financial conditions more accommodative by putting downward pressure on longer-term interest rates.

Toward the end of the year, global financial markets digested improving U.S. economic data and uncertainty surrounding the Eurozone sovereign debt crisis. A rebound in U.S. consumption improved investor risk appetites and helped most fixed income sectors outperform Treasuries. Despite improving consumer confidence in the U.S., the Eurozone sovereign debt crisis continued to fuel volatility in the global financial markets. In response to these pressures, the International Monetary Fund (IMF) announced a liquidity program designed to provide more favorable financing conditions for countries struggling with escalating borrowing costs. Despite the IMF’s efforts and the growth of the European Financial Stability Fund (EFSF), many Eurozone countries still faced increasing unemployment and worsening debt-to-Gross Domestic Product (GDP) ratios into the year end.

Portfolio Review/Year-End Positioning

The Portfolio underperformed its benchmark for the year. An underweight to duration in the U.S. detracted from performance as rates fell on global growth concerns and worries about European sovereign debt. An underweight to the long end of the U.S. yield curve, implemented via interest rate swaps, also detracted from returns as long term yields fell more than short-term yields. However, interest rate exposure in core Europe, the U.K., and Canada added to performance as rates fell globally.

A focus on investment grade corporate financials detracted from performance as this sector underperformed like-duration Treasuries and the broader investment grade corporate sector. Exposure to a variety of foreign currencies, with an emphasis on the Brazilian real and the Mexican peso, detracted from returns as the U.S. dollar appreciated against most developed and emerging market currencies. Modest exposure to Build America Bonds added to returns as this sector continued to appeal to investors amid its attractive risk-adjusted yields. An overweight to emerging market (EM) local rates, particularly Brazil, was positive for performance.

As of December 31, the Portfolio was positioned defensively to mitigate risks of default and permanent loss. The Portfolio continued to focus on high quality yield with a focus on liquidity. At period end, the Portfolio had an overweight to duration with a focus on the U.S. while diversifying duration to other high quality sovereigns, including Canada, Australia, and Brazil. The Portfolio concentrated on intermediate maturities that offer the best potential for price appreciation.

At year end, the Portfolio had a modest overweight to agency mortgages after being neutral to underweight for a majority of the year. Additionally, the Portfolio had a small allocation to non-agency mortgage backed securities which offer relatively attractive yields. With regard to credit, the Portfolio maintained an overweight to well-capitalized U.S. financials, given their strong fundamentals. As of December 31, the Portfolio had an allocation to taxable Build America Bonds, which diversify credit risk versus the corporate market. The Portfolio had exposure to emerging market sovereign and corporate credits, such as those in Mexico and Brazil, that have strong credit fundamentals and higher real yields. Additionally, the Portfolio held a small currency exposure to countries with sound fiscal conditions such as China and Brazil; it also continued to maintain positions that could gain from a depreciation of the British pound and the euro.

William Gross

Pacific Investment Management Company LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary* (continued)

intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Fannie Mae 30 Yr. Pool	41.4
U.S. Treasury Notes	22.7
Japan Treasury Bills	7.8
Freddie Mac 30 Yr. Gold Pool	3.5
U.S. Treasury Inflation Indexed Bonds	2.5
Fannie Mae 15 Yr. Pool	2.2
Brazil Notas do Tesouro Nacional	1.6
Barclays Bank plc	1.6
Province of Ontario	1.3
United Kingdom Gilt	1.2

Top Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	57.4
Foreign Bonds & Debt Securities	20.6
Domestic Bonds & Debt Securities	10.8
Mortgage-Backed Securities	3.4
Municipals	2.7
Cash & Cash Equivalents	2.3
Asset-Backed Securities	1.4
Preferred Stocks	0.7
Convertible Preferred Stocks	0.5
Loan Participation	0.2

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

PIMCO Total Return Portfolio managed by

Pacific Investment Management Company LLC vs. Barclays Capital U.S. Aggregate Bond Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio—Class A	3.42%	7.58%	6.43%
Class B	3.17%	7.30%	6.17%
Class E	3.37%	7.42%	6.28%
Barclays Capital U.S. Aggregate Bond Index[1]	7.84%	6.50%	5.78%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Barclays Capital U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgaged-backed securities.

2 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.52%	$1,000.00	$1,004.10	$2.63
Hypothetical*	0.52%	1,000.00	1,022.58	2.65

Class B
Actual	0.77%	$1,000.00	$1,003.40	$3.89
Hypothetical*	0.77%	1,000.00	1,021.32	3.92

Class E
Actual	0.67%	$1,000.00	$1,004.20	$3.38
Hypothetical*	0.67%	1,000.00	1,021.82	3.41

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—73.8% of Net Assets

Security Description	Par Amount($)†	Value

Agency Sponsored Mortgage-Backed—48.3%
Fannie Mae 10 Yr. Pool 4.000%, 08/01/13	51,549	$54,326
3.500%, 09/01/13	29,280	30,534
4.000%, 09/01/13	142,593	147,946
3.500%, 10/01/13	45,728	46,340
4.000%, 12/01/13	380,375	401,719
4.000%, 03/01/14	13,916	14,685
4.000%, 05/01/14	568,191	599,609
3.500%, 06/01/14	12,316	12,891
4.000%, 06/01/14	299,267	315,815
3.500%, 07/01/14	25,112	26,285
4.000%, 07/01/14	7,083	7,474
4.000%, 09/01/15	4,775	5,040
5.500%, 04/01/16	108,852	118,320
5.500%, 06/01/16	36,167	39,312
5.500%, 06/01/16	23,938	26,020
4.500%, 04/01/17	308,025	328,919
4.500%, 06/01/17	232,674	248,480
5.500%, 08/01/17	9,992	10,861
4.500%, 03/01/18	319,797	341,603
5.500%, 09/01/18	622,859	677,033
5.500%, 10/01/18	295,300	320,985
4.500%, 11/01/18	113,311	121,062
4.500%, 12/01/18	63,520	67,867
Fannie Mae 15 Yr. Pool 5.500%, 03/01/13	6,887	7,478
5.500%, 11/01/13	5,782	6,279
6.500%, 12/01/13	1,195	1,227
5.500%, 01/01/14	9,968	10,824
5.500%, 02/01/14	6,002	6,518
5.500%, 03/01/14	8,137	8,836
5.500%, 04/01/14	109,511	118,915
5.500%, 04/01/14	9,374	10,179
5.500%, 06/01/14	8,783	9,537
8.000%, 08/01/14	1,533	1,619
5.500%, 09/01/14	492,344	534,623
5.500%, 12/01/14	148,636	161,399
5.500%, 08/01/15	1,485,615	1,538,985
5.500%, 03/01/16	15,251	16,561
6.500%, 04/01/16	42,235	46,271
6.500%, 06/01/16	22,796	24,975
6.500%, 07/01/16	65,625	71,897
6.500%, 08/01/16	4,252	4,658
6.000%, 09/01/16	11,551	12,494
6.500%, 09/01/16	25,593	28,039
6.500%, 10/01/16	54,781	60,018

Agency Sponsored Mortgage-Backed—(Continued)
5.500%, 11/01/16	10,517	$11,426
5.500%, 12/01/16	9,248	10,048
5.500%, 01/01/17	10,834	11,771
6.500%, 02/01/17	32,608	35,725
6.000%, 03/01/17	11,349	12,290
6.000%, 04/01/17	25,667	27,819
6.000%, 06/01/17	18,489	20,023
6.000%, 07/01/17	60,550	65,874
6.500%, 07/01/17	32,061	35,237
5.500%, 09/01/17	12,792	13,906
5.500%, 10/01/17	9,107	9,901
6.500%, 10/01/17	14,263	15,675
5.500%, 12/01/17	13,685	15,044
5.500%, 01/01/18	362,620	394,118
5.500%, 02/01/18	3,228,591	3,509,894
5.500%, 02/01/18	129,599	140,728
4.500%, 06/01/18	159,198	170,511
4.500%, 08/01/18	22,808	24,778
5.500%, 11/01/18	11,504	12,506
4.500%, 06/01/20	80,412	85,774
5.500%, 09/01/20	53,048	57,770
5.500%, 12/01/20	10,674	11,603
3.330%, 11/01/21	1,597,764	1,695,687
4.000%, 03/01/22	240,784	256,203
5.500%, 03/01/22	897,266	974,407
5.500%, 04/01/22	488,713	535,415
5.500%, 04/01/22	37,965	41,229
5.500%, 07/01/22	614,155	668,162
5.500%, 09/01/22	259,790	282,124
5.500%, 10/01/22	2,150,285	2,335,152
5.500%, 11/01/22	568,211	617,062
5.500%, 12/01/22	512,980	557,083
4.500%, 01/01/23	1,492,660	1,593,140
4.500%, 02/01/23	1,156,280	1,234,115
5.500%, 02/01/23	812,210	882,039
4.500%, 03/01/23	667,306	712,227
5.500%, 03/01/23	100,358	108,986
4.500%, 04/01/23	1,924,943	2,054,523
4.500%, 05/01/23	2,437,084	2,601,138
4.500%, 06/01/23	2,878,330	3,072,089
4.500%, 07/01/23	1,684,013	1,797,375
5.500%, 07/01/23	46,725	50,742
5.500%, 08/01/23	329,553	357,886
5.500%, 10/01/23	461,012	500,647
5.500%, 11/01/23	46,865	50,779
5.500%, 12/01/23	220,995	240,111

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount($)†	Value

Agency Sponsored Mortgage-Backed—(Continued)
4.500%, 01/01/24	74,306	$79,262
5.500%, 01/01/24	63,235	68,671
4.500%, 03/01/24	5,575,359	5,948,174
4.000%, 04/01/24	230,956	243,724
4.500%, 04/01/24	2,745,054	2,929,661
4.500%, 05/01/24	4,690,141	5,005,864
4.000%, 07/01/24	209,030	220,586
4.500%, 08/01/24	11,813	12,601
5.500%, 09/01/24	247,913	269,357
4.500%, 10/01/24	1,570,497	1,675,235
4.000%, 11/01/24	343,833	362,842
4.500%, 11/01/24	397,862	424,752
5.500%, 01/01/25	4,550,628	4,941,859
4.500%, 02/01/25	1,726,794	1,841,956
4.500%, 03/01/25	2,499,726	2,666,436
4.500%, 04/01/25	742,746	792,280
4.500%, 05/01/25	3,147,986	3,357,928
4.500%, 06/01/25	372,467	397,307
4.000%, 09/01/25	227,034	239,585
4.500%, 09/01/25	429,134	457,754
4.500%, 11/01/25	353,363	376,930
4.500%, 03/01/26	3,205,998	3,421,813
4.500%, 04/01/26	60,952	65,246
4.000%, 06/01/26	186,108	196,630
3.000%, TBA (a)	61,000,000	62,820,466
3.500%, TBA (a)	57,200,000	59,827,625
4.500%, TBA (a)	27,000,000	28,788,750
5.500%, TBA (a)	500,000	542,422
Fannie Mae 20 Yr. Pool 6.000%, 08/01/18	13,284	14,638
6.000%, 12/01/18	17,237	18,993
5.500%, 02/01/19	66,699	72,684
6.000%, 02/01/19	29,630	32,650
6.000%, 06/01/22	2,211,518	2,436,894
5.500%, 09/01/22	17,522	19,226
6.000%, 09/01/22	575,311	635,480
5.500%, 10/01/22	133,191	146,140
6.000%, 10/01/22	357,719	395,739
6.000%, 01/01/23	672,519	743,998
5.500%, 06/01/23	917,611	1,006,824
5.500%, 03/01/25	1,906,658	2,094,412
5.500%, 11/01/26	74,275	81,009
5.500%, 01/01/27	312,228	340,535
5.500%, 06/01/27	57,852	63,061
5.500%, 08/01/27	624,542	680,773
5.500%, 11/01/27	228,602	249,184

Agency Sponsored Mortgage-Backed—(Continued)
6.000%, 11/01/27	52,265	$57,607
5.500%, 12/01/27	545,762	594,900
5.500%, 03/01/28	277,927	302,951
5.500%, 04/01/28	774,550	844,286
5.500%, 05/01/28	351,608	383,265
5.500%, 06/01/28	105,550	115,053
5.500%, 07/01/28	59,396	64,688
5.500%, 09/01/28	951,328	1,036,089
6.000%, 09/01/28	279,478	307,785
5.500%, 10/01/28	154,878	168,677
6.000%, 10/01/28	250,052	275,379
5.500%, 12/01/28	66,905	72,867
5.500%, 01/01/29	889,417	968,662
4.500%, 05/01/29	1,536,292	1,644,521
5.500%, 07/01/29	389,196	423,872
5.500%, 10/01/29	987,847	1,075,862
5.500%, 04/01/30	1,103,250	1,201,547
Fannie Mae 30 Yr. Pool 8.000%, 11/01/13	1,119	1,146
8.000%, 10/01/25	3,173	3,781
6.000%, 12/01/28	141,709	157,988
6.000%, 01/01/29	85,670	95,512
6.000%, 02/01/29	476,476	531,212
6.000%, 04/01/29	14,061	15,676
6.000%, 06/01/29	20,252	22,579
5.000%, 09/01/30	201,428	218,682
7.500%, 09/01/30	1,712	2,050
5.000%, 03/01/32	4,564	4,979
6.000%, 07/01/32	488,385	544,490
5.000%, 09/01/32	15,934	17,234
5.000%, 10/01/32	34,708	37,540
5.000%, 11/01/32	7,297	7,893
6.000%, 11/01/32	187,524	209,067
6.000%, 01/01/33	90,489	99,819
6.000%, 02/01/33	84,028	93,681
5.000%, 03/01/33	21,864	23,648
6.000%, 03/01/33	85,705	95,551
5.000%, 04/01/33	17,153,158	18,552,817
6.000%, 04/01/33	59,073	65,859
5.000%, 05/01/33	88,842,855	96,092,235
6.000%, 05/01/33	89,273	99,528
5.000%, 06/01/33	11,972,999	12,950,022
5.000%, 07/01/33	23,529,395	25,456,011
6.000%, 07/01/33	90,190	100,551
5.000%, 08/01/33	12,369	13,502
6.000%, 08/01/33	189,369	211,124

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount($)†	Value

Agency Sponsored Mortgage-Backed—(Continued)
5.000%, 09/01/33	16,607	$18,109
5.000%, 10/01/33	93,653	102,231
5.000%, 11/01/33	2,905	3,172
5.000%, 01/01/34	489,966	534,326
6.000%, 01/01/34	9,956	11,100
5.000%, 02/01/34	3,179,358	3,438,786
5.000%, 03/01/34	6,310,159	6,825,054
5.000%, 04/01/34	706,660	771,389
5.500%, 05/01/34	184,451	201,548
5.000%, 06/01/34	19,948	21,763
5.500%, 06/01/34	159,117	173,865
5.500%, 07/01/34	141,524	155,438
5.500%, 09/01/34	28,932	31,613
6.000%, 09/01/34	155,975	174,234
5.000%, 10/01/34	8,673	9,380
5.000%, 11/01/34	5,196	5,620
5.500%, 11/01/34	1,350,342	1,475,507
6.000%, 11/01/34	40,920	45,480
5.000%, 12/01/34	22,128	23,934
5.500%, 12/01/34	32,271	35,262
5.000%, 01/01/35	543,137	592,673
5.500%, 01/01/35	1,950,421	2,131,209
5.000%, 02/01/35	9,765	10,562
5.500%, 02/01/35	2,592,448	2,832,745
5.000%, 03/01/35	38,013,241	41,115,036
5.000%, 04/01/35	38,882,026	42,054,699
6.000%, 04/01/35	3,987,930	4,446,060
5.000%, 05/01/35	19,444	21,026
6.000%, 05/01/35	193,373	213,895
5.000%, 06/01/35	22,067,327	23,867,970
5.000%, 07/01/35	80,587,076	87,160,540
6.000%, 07/01/35	351,371	389,454
5.000%, 08/01/35	17,384	18,800
5.000%, 09/01/35	50,440	54,541
6.000%, 09/01/35	69,227	76,574
5.000%, 10/01/35	1,270,749	1,374,043
4.000%, 11/01/35	446,337	471,175
5.000%, 11/01/35	959,653	1,037,660
6.000%, 12/01/35	347,882	386,254
5.000%, 02/01/36	7,771,249	8,402,938
5.000%, 03/01/36	21,037	22,747
6.000%, 03/01/36	504,702	556,846
6.000%, 05/01/36	2,009,241	2,219,416
6.000%, 06/01/36	1,253,389	1,382,885
5.000%, 07/01/36	143,579	155,295
5.500%, 07/01/36	7,066,799	7,721,831

Agency Sponsored Mortgage-Backed—(Continued)
6.000%, 07/01/36	885,109	$976,556
5.000%, 08/01/36	2,894,700	3,129,997
6.000%, 08/01/36	20,040,700	22,111,836
5.500%, 09/01/36	830,978	908,522
6.000%, 09/01/36	8,228,713	9,078,876
6.000%, 10/01/36	23,032,146	25,412,793
5.500%, 11/01/36	63,256	69,021
6.000%, 11/01/36	3,872,387	4,274,437
5.500%, 12/01/36	154,694	168,791
6.000%, 12/01/36	20,622,389	22,753,428
4.500%, 01/01/37	15,022,413	16,017,345
5.500%, 01/01/37	763,191	832,259
6.000%, 01/01/37	779,830	860,532
5.000%, 02/01/37	22,682,426	24,526,220
5.500%, 02/01/37	495,268	539,847
6.000%, 02/01/37	34,344,872	37,865,567
5.500%, 03/01/37	350,050	381,950
6.000%, 03/01/37	2,830,757	3,122,105
6.000%, 04/01/37	10,210,471	11,258,887
5.500%, 05/01/37	315,229	343,561
6.000%, 05/01/37	6,575,085	7,253,303
5.500%, 06/01/37	1,234,203	1,345,133
6.000%, 06/01/37	11,189,368	12,336,649
5.500%, 07/01/37	3,487,102	3,801,319
6.000%, 07/01/37	65,112,465	71,779,005
5.500%, 08/01/37	425,562	463,811
6.000%, 08/01/37	38,096,126	41,998,848
5.500%, 09/01/37	251,193	273,770
6.000%, 09/01/37	29,135,588	32,118,896
6.000%, 10/01/37	5,004,102	5,516,417
6.000%, 11/01/37	369,092	406,880
6.000%, 12/01/37	518,182	571,232
5.500%, 01/01/38	178,185	194,200
4.500%, 02/01/38	167,853	178,865
5.500%, 02/01/38	7,431,339	8,100,384
6.000%, 02/01/38	11,679,982	12,876,225
4.500%, 03/01/38	330,987	352,598
5.500%, 03/01/38	9,613,543	10,558,713
6.000%, 03/01/38	354,561	390,749
4.500%, 04/01/38	383,467	408,505
5.500%, 04/01/38	70,418	76,747
6.000%, 04/01/38	65,342	72,032
5.500%, 05/01/38	5,011,559	5,461,993
6.000%, 05/01/38	18,048,822	19,950,634
5.500%, 06/01/38	491,977	536,706
6.000%, 06/01/38	318,349	350,878

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount($)†	Value

Agency Sponsored Mortgage-Backed—(Continued)
5.500%, 07/01/38	472,426	$514,887
6.000%, 07/01/38	7,535,147	8,304,234
6.000%, 08/01/38	2,906,721	3,203,455
6.000%, 09/01/38	9,814,163	10,816,771
5.500%, 10/01/38	38,248	41,686
6.000%, 10/01/38	6,159,397	6,789,890
6.000%, 11/01/38	3,019,248	3,327,954
6.000%, 12/01/38	3,348,865	3,698,320
4.000%, 01/01/39	289,321	304,291
4.500%, 01/01/39	140,357	149,522
5.500%, 01/01/39	923,720	1,006,743
6.000%, 01/01/39	1,840,484	2,032,471
4.000%, 02/01/39	192,020	201,956
4.500%, 02/01/39	35,832,471	38,172,057
4.500%, 03/01/39	2,560,991	2,728,204
4.000%, 04/01/39	1,333,318	1,402,310
4.500%, 04/01/39	159,609,809	170,031,362
5.500%, 04/01/39	140,347	152,961
6.000%, 04/01/39	1,147,142	1,263,975
4.500%, 05/01/39	2,586,532	2,755,413
4.500%, 06/01/39	23,557,814	25,095,958
6.000%, 06/01/39	346,138	381,359
4.500%, 07/01/39	380,051	404,865
6.000%, 07/01/39	12,994	14,324
4.500%, 08/01/39	1,817,427	1,936,091
6.000%, 08/01/39	189,661	209,078
4.500%, 09/01/39	4,290,036	4,570,142
5.500%, 09/01/39	1,616,586	1,778,001
4.500%, 11/01/39	2,365,253	2,519,686
4.000%, 12/01/39	1,540,330	1,621,050
4.500%, 12/01/39	1,702,442	1,813,599
4.500%, 01/01/40	823,096	876,837
4.500%, 02/01/40	3,911,131	4,166,500
4.500%, 03/01/40	4,734,181	5,043,287
4.500%, 04/01/40	134,409	143,186
4.500%, 05/01/40	916,674	976,526
6.000%, 05/01/40	20,795	23,074
4.500%, 06/01/40	1,279,137	1,363,087
4.000%, 07/01/40	69,267	72,891
4.500%, 07/01/40	4,338,631	4,621,911
4.000%, 08/01/40	1,374,826	1,445,965
4.500%, 08/01/40	50,558,495	53,824,234
4.000%, 09/01/40	2,431,411	2,557,221
4.500%, 09/01/40	116,949,442	124,585,347
4.000%, 10/01/40	7,430,370	7,814,848
4.500%, 10/01/40	48,644,581	51,820,699

Agency Sponsored Mortgage-Backed—(Continued)
4.000%, 11/01/40	800,295	$841,706
4.500%, 11/01/40	7,366,144	7,847,096
4.000%, 12/01/40	15,444,758	16,243,930
4.500%, 12/01/40	4,401,011	4,688,364
5.500%, 12/01/40	435,276	474,398
3.500%, 01/01/41	7,622,657	7,848,724
4.000%, 01/01/41	29,048,145	30,551,896
4.500%, 01/01/41	2,976,065	3,170,379
3.500%, 02/01/41	20,461,864	21,068,707
4.000%, 02/01/41	36,277,588	38,157,860
4.500%, 02/01/41	5,621,443	5,988,481
3.500%, 03/01/41	6,819,007	7,021,239
4.000%, 03/01/41	31,347,738	32,981,722
4.500%, 03/01/41	9,426,035	10,041,484
4.000%, 04/01/41	25,894,787	27,237,892
4.500%, 04/01/41	25,954,425	27,649,050
3.500%, 05/01/41	491,082	505,646
4.000%, 05/01/41	2,749,135	2,892,246
4.500%, 05/01/41	53,041,335	56,504,529
3.500%, 06/01/41	418,951	431,376
4.000%, 06/01/41	18,483,101	19,445,264
4.500%, 06/01/41	36,915,047	39,325,316
4.000%, 07/01/41	2,914,968	3,066,709
4.500%, 07/01/41	141,793	151,282
4.000%, 08/01/41	38,440,481	40,441,557
4.000%, 09/01/41	5,819,076	6,121,996
4.500%, 09/01/41	49,715	52,961
4.000%, 10/01/41	639,115	672,385
4.000%, 11/01/41	3,278,902	3,449,590
4.500%, 11/01/41	18,000,010	19,175,272
3.500%, TBA (a)	22,000,000	22,299,064
4.000%, TBA (a)	814,000,000	855,335,978
4.500%, TBA (a)	857,000,000	912,169,375
5.000%, TBA (a)	214,000,000	230,126,616
5.500%, TBA (a)	156,000,000	169,893,781
6.000%, TBA (a)	40,000,000	44,050,012
Fannie Mae ARM Pool 2.220%, 10/01/28 (b)	216,042	226,297
2.133%, 02/01/31 (b)	274,213	277,641
2.405%, 09/01/31 (b)	115,881	122,325
2.386%, 07/01/32 (b)	43,972	44,468
2.584%, 09/01/32 (b)	326,182	343,074
2.632%, 11/01/32 (b)	242,671	256,644
2.353%, 03/01/33 (b)	8,453	8,904
1.830%, 06/01/33 (b)	104,753	108,525
2.435%, 07/01/33 (b)	82,332	86,690

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount($)†	Value

Agency Sponsored Mortgage-Backed—(Continued)
2.501%, 04/01/34 (b)	26,700	$28,103
2.410%, 05/01/34 (b)	1,610,890	1,698,699
2.560%, 09/01/34 (b)	2,180,606	2,309,831
4.699%, 09/01/34 (b)	201,061	215,736
2.336%, 10/01/34 (b)	45,145	47,566
2.295%, 11/01/34 (b)	11,738	12,342
2.521%, 11/01/34 (b)	6,602,234	7,011,174
2.525%, 11/01/34 (b)	320,174	338,042
2.113%, 12/01/34 (b)	4,067,285	4,225,013
2.225%, 12/01/34 (b)	1,356,639	1,413,897
2.371%, 12/01/34 (b)	136,366	142,472
1.964%, 01/01/35 (b)	547,052	575,128
2.334%, 01/01/35 (b)	196,006	206,093
2.354%, 01/01/35 (b)	152,360	160,855
2.366%, 01/01/35 (b)	155,133	162,041
2.394%, 01/01/35 (b)	54,674	57,579
2.379%, 02/01/35 (b)	101,326	106,812
2.413%, 02/01/35 (b)	463,563	490,709
2.143%, 03/01/35 (b)	138,070	144,189
2.685%, 04/01/35 (b)	303,054	319,652
2.431%, 05/01/35 (b)	160,456	169,624
2.562%, 05/01/35 (b)	1,157,884	1,228,506
2.353%, 08/01/35 (b)	2,108,267	2,221,741
2.500%, 08/01/35 (b)	1,822,547	1,921,142
1.752%, 09/01/35 (b)	4,406,122	4,528,752
2.262%, 10/01/35 (b)	1,989,611	2,086,182
2.167%, 11/01/35 (b)	551,328	573,124
2.316%, 11/01/35 (b)	1,593,810	1,675,782
2.445%, 11/01/35 (b)	835,509	883,941
5.372%, 01/01/36 (b)	685,294	737,826
1.995%, 08/01/36 (b)	1,021,026	1,075,320
4.527%, 12/01/36 (b)	771,289	811,284
1.418%, 08/01/41 (b)	682,368	687,029
1.468%, 09/01/41 (b)	1,975,247	2,007,643
1.418%, 07/01/42 (b)	661,520	665,123
1.418%, 08/01/42 (b)	612,622	616,365
1.418%, 10/01/44 (b)	1,042,361	1,048,323
Fannie Mae REMICS Series 2001-46 Class F 0.685%, 09/18/31 (b)	779,348	782,249
Series 2002-21 Class FD 1.194%, due 04/25/32 (b)	297,327	301,778
Series 2006-S Class 3A2 2.381%, 05/25/35 (b)	3,154,982	3,302,337
Freddie Mac 15 Yr. Gold Pool 5.500%, 05/01/14	8,932	9,318

Agency Sponsored Mortgage-Backed—(Continued)
6.000%, 06/01/14	9,747	$10,572
6.000%, 10/01/14	5,442	5,903
6.000%, 03/01/15	445	483
5.500%, 04/01/16	7,773	8,421
5.500%, 09/01/19	1,070,234	1,162,807
Freddie Mac 20 Yr. Gold Pool 6.000%, 03/01/21	172,800	189,897
5.500%, 04/01/21	39,147	42,506
6.000%, 01/01/22	623,642	685,346
6.000%, 10/01/22	2,181,225	2,397,038
5.500%, 12/01/22	4,113	4,466
6.000%, 12/01/22	136,539	150,049
6.000%, 02/01/23	88,797	97,861
5.500%, 03/01/23	850,413	929,505
6.000%, 04/01/23	120,387	132,674
5.500%, 08/01/26	7,637	8,319
5.500%, 06/01/27	302,997	323,609
5.500%, 12/01/27	370,889	402,602
5.500%, 01/01/28	189,727	205,949
5.500%, 05/01/28	478,062	518,938
5.500%, 06/01/28	1,308,905	1,420,822
Freddie Mac 30 Yr. Gold Pool 5.500%, 03/01/32	153,790	167,636
5.500%, 01/01/33	9,463	10,315
5.500%, 05/01/33	24,016	26,179
5.500%, 08/01/33	9,397	10,243
5.500%, 10/01/33	18,037	19,660
5.500%, 12/01/33	9,525	10,383
5.500%, 01/01/34	9,926	10,819
5.500%, 05/01/34	196,189	213,853
5.500%, 09/01/34	143,498	156,329
4.500%, 06/01/35	612,404	650,830
5.500%, 07/01/35	10,288	11,215
5.500%, 10/01/35	163,892	178,443
5.500%, 11/01/35	488,385	531,746
5.500%, 12/01/35	192,199	209,264
5.500%, 01/01/36	490,454	534,229
5.500%, 02/01/36	207,212	225,868
5.500%, 04/01/36	204,535	222,056
5.500%, 06/01/36	12,042,834	13,119,588
5.500%, 07/01/36	407,093	442,791
5.500%, 08/01/36	586,547	637,982
5.500%, 10/01/36	144,367	157,455
5.500%, 12/01/36	3,426,283	3,726,739
5.500%, 02/01/37	486,506	528,642
5.500%, 03/01/37	103,798	113,598

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount($)†	Value

Agency Sponsored Mortgage-Backed—(Continued)
5.500%, 04/01/37	455,469	$495,766
5.500%, 06/01/37	741,899	806,145
5.500%, 07/01/37	3,497,048	3,802,220
5.500%, 08/01/37	738,864	807,312
5.500%, 09/01/37	361,783	393,898
5.500%, 10/01/37	111,703	121,376
5.500%, 11/01/37	3,112,079	3,382,432
5.500%, 12/01/37	242,659	263,672
5.500%, 01/01/38	1,089,640	1,184,000
5.500%, 02/01/38	3,136,165	3,407,748
5.500%, 03/01/38	1,016,100	1,104,524
5.500%, 04/01/38	1,206,234	1,312,413
5.500%, 05/01/38	1,026,351	1,115,230
5.500%, 06/01/38	2,924,851	3,178,137
5.500%, 07/01/38	5,426,719	5,896,660
5.500%, 08/01/38	2,375,559	2,581,277
4.500%, 09/01/38	725,148	769,516
5.500%, 09/01/38	1,574,317	1,710,650
5.500%, 10/01/38	3,753,741	4,079,364
5.500%, 11/01/38	624,235	678,292
5.500%, 12/01/38	37,262	40,641
5.500%, 01/01/39	9,750,853	10,595,587
4.500%, 02/01/39	2,830,350	3,002,640
5.500%, 02/01/39	880,734	957,081
5.500%, 09/01/39	315,974	343,534
4.500%, 10/01/39	466,768	495,181
5.500%, 12/01/39	155,214	168,752
5.500%, 02/01/40	1,196,273	1,299,720
4.500%, 04/01/40	3,532,262	3,746,174
4.500%, 08/01/40	266,577	282,721
4.500%, 09/01/40	33,072	35,075
4.500%, 10/01/40	467,689	496,012
4.500%, 12/01/40	57,933	61,442
5.500%, 02/01/41	255,237	277,180
4.500%, 04/01/41	44,103,595	46,764,146
4.500%, 05/01/41	12,593,608	13,353,318
4.500%, 06/01/41	461,484	489,323
4.500%, 09/01/41	1,927,483	2,043,759
4.500%, 10/01/41	348,185	369,190
4.000%, 11/01/41	1,497,391	1,575,340
4.000%, TBA (a)	35,000,000	36,717,187
5.500%, TBA (a)	143,000,000	155,177,379
Freddie Mac 30 Yr. Pool 5.500%, 01/01/35	242,364	264,034
Freddie Mac ARM Non-Gold Pool 2.612%, 01/01/29 (b)	1,025,086	1,087,767

Agency Sponsored Mortgage-Backed—(Continued)
2.375%, 11/01/31 (b)	53,070	$55,765
2.711%, 08/01/32 (b)	226,251	240,057
2.232%, 10/01/34 (b)	134,765	141,999
2.375%, 11/01/34 (b)	269,502	282,222
2.651%, 11/01/34 (b)	74,782	79,364
2.657%, 11/01/34 (b)	128,955	136,715
2.744%, 11/01/34 (b)	97,411	103,177
2.434%, 01/01/35 (b)	136,687	143,135
2.496%, 01/01/35 (b)	606,801	631,652
2.353%, 02/01/35 (b)	138,692	144,329
2.375%, 02/01/35 (b)	159,323	167,496
2.377%, 02/01/35 (b)	112,329	118,084
2.392%, 02/01/35 (b)	83,010	87,432
2.430%, 02/01/35 (b)	142,391	149,267
2.490%, 02/01/35 (b)	267,212	282,622
2.652%, 02/01/35 (b)	139,967	146,784
5.198%, 03/01/35 (b)	1,104,007	1,184,111
2.474%, 06/01/35 (b)	3,390,546	3,578,348
2.477%, 08/01/35 (b)	1,728,456	1,825,014
2.095%, 09/01/35 (b)	547,330	570,112
2.378%, 09/01/35 (b)	1,734,062	1,818,505
Freddie Mac REMICS Series 1609 Class 1A 1.875%, 11/15/23 (b)	1,161,966	1,204,578
Series 1650 Class K 6.500%, 01/15/24	77,477	87,996
Series 2495 Class PD 5.500%, 03/15/17	18,329	18,326
Series 2495 Class W 3.500%, 07/15/32	135,136	139,789
Series 2820 Class FY
0.528%, 07/15/34 (b)	313,587	313,363
Freddie Mac Structured Pass-Through Securities Series T-61 Class 1A1 1.609%, 07/25/44 (b)	10,685,800	10,896,660
Series T-62 Class 1A1 1.399%, 10/25/44 (b)	2,065,484	2,021,557
Series T-63 Class 1A1 1.418%, 02/25/45 (b)	183,050	174,994
Ginnie Mae I 15 Yr. Pool 6.000%, 04/15/14	20,885	22,832
Ginnie Mae I 30 Yr. Pool 7.000%, 10/15/23	23,672	27,338
7.500%, 01/15/26	17,335	20,397
7.500%, 04/15/31	5,675,756	5,904,009

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount($)†	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 3.500%, 01/20/41	962,568	$1,003,928
Ginnie Mae II ARM Pool 2.375%, 02/20/22 (b)	20,873	21,588
2.375%, 04/20/22 (b)	2,624	2,716
2.375%, 01/20/23 (b)	38,954	40,287
2.125%, 01/20/26 (b)	17,527	18,074
2.375%, 02/20/26 (b)	18,914	19,562
2.375%, 05/20/26 (b)	28,217	29,211
2.500%, 11/20/26 (b)	18,691	19,393
2.375%, 01/20/27 (b)	10,992	11,368
2.375%, 02/20/27 (b)	12,790	13,228
2.375%, 06/20/27 (b)	10,376	10,742
1.625%, 08/20/27 (b)	111,963	115,207
1.625%, 09/20/27 (b)	90,465	93,086
2.125%, 11/20/27 (b)	30,065	31,002
2.250%, 02/20/28 (b)	22,411	23,145
2.250%, 03/20/28 (b)	23,510	24,280
2.375%, 05/20/28 (b)	11,318	11,717
2.125%, 10/20/28 (b)	22,961	23,677
2.375%, 04/20/29 (b)	15,472	16,018
2.875%, 04/20/29 (b)	18,152	18,907
2.375%, 05/20/29 (b)	15,615	16,165
1.625%, 07/20/29 (b)	17,925	18,445
1.625%, 08/20/29 (b)	17,101	17,596
1.625%, 09/20/29 (b)	21,974	22,610
2.125%, 10/20/29 (b)	15,278	15,755
2.250%, 01/20/30 (b)	66,650	68,834
2.375%, 04/20/30 (b)	39,719	41,119
2.375%, 05/20/30 (b)	54,099	56,006
2.375%, 06/20/30 (b)	22,927	23,735
2.500%, 10/20/30 (b)	6,321	6,559
2.125%, 11/20/30 (b)	89,545	92,338
2.375%, 04/20/31 (b)	25,262	26,152
1.625%, 08/20/31 (b)	6,753	6,949
2.500%, 10/20/31 (b)	7,126	7,397
1.750%, 03/20/32 (b)	1,186	1,229
2.375%, 04/20/32 (b)	3,130	3,241
2.500%, 04/20/32 (b)	11,665	12,087
2.375%, 05/20/32 (b)	32,982	34,145
1.625%, 07/20/32 (b)	16,715	17,200
2.000%, 03/20/33 (b)	11,387	11,746
1.625%, 09/20/33 (b)	122,209	125,750

		4,716,820,720

Federal Agencies—0.3%
Federal Home Loan Mortgage Corp. 2.500%, 05/27/16	8,400,000	$8,905,529
2.000%, 08/25/16	8,400,000	8,744,568
4.875%, 06/13/18	9,100,000	10,980,297
Government National Mortgage Association Series 2000-9 Class FH 0.783%, 02/16/30 (b)	26,226	26,342
Series 2002-31 Class F 0.583%, 01/16/31 (b)	66,951	67,097

		28,723,833

U.S. Treasury—25.2%
U.S. Treasury Inflation Indexed Bonds 1.250%, 07/15/20	10,694,387	12,106,378
1.125%, 01/15/21	11,696,856	13,055,703
0.625%, 07/15/21	2,511,675	2,689,258
2.375%, 01/15/25	12,012,700	15,288,035
2.000%, 01/15/26	39,474,102	48,571,659
2.375%, 01/15/27††	49,517,244	64,012,625
1.750%, 01/15/28	15,996,728	19,257,309
3.625%, 04/15/28	9,380,000	13,958,613
2.500%, 01/15/29††	40,815,342	54,542,684
3.875%, 04/15/29	2,892,540	4,515,301
U.S. Treasury Notes 0.250%, 12/15/14 (i)	72,600,000	72,373,125
0.875%, 12/31/16	82,300,000	82,460,732
3.000%, 02/28/17	1,000,000	1,106,094
1.500%, 08/31/18†† (i)	577,100,000	585,621,459
1.375%, 11/30/18 (i)	282,400,000	283,414,946
1.375%, 12/31/18	67,100,000	67,236,280
3.375%, 11/15/19	8,600,000	9,804,671
3.625%, 02/15/20	76,100,000	88,270,064
3.500%, 05/15/20	51,300,000	59,023,061
2.625%, 08/15/20	137,600,000	148,425,267
2.625%, 11/15/20	144,500,000	155,585,895
3.625%, 02/15/21†† (i)	527,700,000	612,750,464
2.125%, 08/15/21 (h)	12,400,000	12,719,684
2.000%, 11/15/21	39,100,000	39,552,113

		2,466,341,420

Total U.S. Treasury & Government Agencies (Cost $7,127,526,853)		7,211,885,973

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—26.5%

Security Description	Par Amount($)†	Value

Capital Markets—1.0%
Deutsche Bank AG London 6.000%, 09/01/17	25,700,000	$28,736,301
Scotland International Finance No. 2 B.V. 4.250%, 05/23/13 (144A)	19,800,000	17,627,623
UBS AG 1.425%, 01/28/14 (b)	2,200,000	2,143,665
Series BKNT 2.250%, 08/12/13	14,900,000	14,772,948
5.875%, 12/20/17	21,700,000	22,619,060
Series MTN 1.595%, 02/23/12 (b)	7,400,000	7,409,383

		93,308,980

Chemicals—0.0%
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	3,300,000	3,308,250

Commercial Banks—7.9%
ABN Amro Bank N.V. 3.000%, 04/17/12 (EUR)	1,600,000	2,087,869
ANZ National International, Ltd. 3.125%, 08/10/15 (144A)	8,700,000	8,705,055
Australia & New Zealand Banking Group, Ltd. 2.125%, 01/10/14 (144A)	17,100,000	17,092,254
Banco Santander Brazil S.A. 2.659%, 03/18/14 (144A)(b)	20,800,000	19,828,370
4.250%, 01/14/16 (144A)	14,800,000	14,134,000
Banco Santander Chile 2.006%, 01/19/16 (144A)(b)	6,900,000	6,417,000
Bank of China (Hong Kong), Ltd. 5.550%, 02/11/20 (144A)	2,500,000	2,599,330
Bank of India Series EMTN 4.750%, 09/30/15	5,100,000	4,929,935
Bank of Montreal Series CB2 2.850%, 06/09/15 (144A)	5,600,000	5,809,462
Bank of Nova Scotia 1.650%, 10/29/15 (144A)	6,100,000	6,098,207
Barclays Bank plc 5.450%, 09/12/12	39,300,000	40,156,111
2.375%, 01/13/14	6,300,000	6,169,294
5.000%, 09/22/16	26,400,000	27,370,147
0.746%, 03/23/17 (b)	1,500,000	1,372,583

Commercial Banks—(Continued)
6.050%, 12/04/17 (144A)	44,400,000	$40,342,861
10.179%, 06/12/21 (144A)	18,080,000	19,203,491
Series EMTN 6.000%, 01/23/18 (EUR)	15,000,000	17,513,040
BBVA Bancomer S.A. 4.500%, 03/10/16 (144A)	3,900,000	3,841,500
6.500%, 03/10/21 (144A)	7,800,000	7,556,250
BNP Paribas S.A. Series BKNT 1.291%, 01/10/14 (b)	26,000,000	23,992,956
BPCE S.A. 2.375%, 10/04/13 (144A)	2,400,000	2,325,502
Credit Agricole S.A. 8.375%, 10/13/19 (144A)(b)	46,000,000	34,730,000
Credit Suisse of New York 2.200%, 01/14/14	5,700,000	5,639,996
Danske Bank A.S. 2.500%, 05/10/12 (144A)	4,500,000	4,528,706
Dexia Credit Local S.A. 0.908%, 04/29/14 (144A)(b)	1,200,000	1,089,382
Export-Import Bank of Korea 1.050%, 03/03/12 (144A)(SGD)	18,300,000	14,128,634
5.125%, 06/29/20	4,300,000	4,523,828
4.000%, 01/29/21	2,700,000	2,619,070
HBOS Capital Funding L.P. 6.071%, 06/30/14 (144A)(b)	45,000	28,350
HSBC Bank plc 2.000%, 01/19/14 (144A)	6,000,000	5,912,742
HSBC Capital Funding L.P. 4.610%, 12/31/49 (144A)(b)	585,000	539,365
ING Bank N.V. 1.379%, 03/30/12 (144A)(b)	66,800,000	66,643,154
2.650%, 01/14/13 (144A)	1,500,000	1,503,101
2.000%, 10/18/13 (144A)	3,300,000	3,224,546
Intesa Sanpaolo 2.906%, 02/24/14 (144A)(b)	14,100,000	12,421,846
Intesa Sanpaolo/New York, Series YCD 2.375%, 12/21/12	45,500,000	42,335,065
Kreditanstalt fuer Wiederaufbau 2.000%, 09/07/16 (EUR)	13,900,000	18,354,424
LeasePlan Corp. N.V. 3.125%, 02/10/12 (EUR)	7,700,000	10,013,053

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Commercial Banks—(Continued)
Lloyds TSB Bank plc 4.875%, 01/21/16	7,400,000	$7,218,448
12.000%, 12/16/24 (144A)(b)	5,800,000	5,320,816
Mizuho Financial Group Cayman, Ltd. 5.790%, 04/15/14 (144A)	315,000	336,258
Nordea Bank AB 2.125%, 01/14/14 (144A)	2,700,000	2,649,313
Rabobank Nederland 11.000%, 06/30/19 (144A)(b)	277,000	325,507
Realkredit Danmark A.S. Series 73D 2.440%, 01/01/38 (DKK)(b)	22,501,368	3,816,620
Series 83D 2.440%, 01/01/38 (DKK)(b)	96,836,807	16,560,377
Resona Bank, Ltd. 5.850%, 04/15/16 (144A)(b)	4,400,000	4,375,593
Royal Bank of Scotland Group plc 7.640%, 09/29/17	14,500,000	7,848,125
6.990%, 10/05/17 (144A)	2,000,000	1,262,500
Royal Bank of Scotland plc (The) 3.950%, 09/21/15	12,300,000	11,543,525
Series EMTN 1.316%, 09/29/15 (b)	500,000	360,533
1.181%, 10/14/16 (b)	500,000	346,000
Series MPLE 2.001%, 03/30/15 (CAD)(b)	7,763,000	6,089,624
Santander Finance Preferred S.A. Unipersonal Series 8 11.300%, 12/31/49 (GBP)(b)	7,900,000	10,653,004
Santander Issuances S.A. Unipersonal Series 24 7.300%, 07/27/19 (GBP)(b)	5,000,000	6,486,336
Santander US Debt S.A. Unipersonal 2.991%, 10/07/13 (144A)	24,300,000	23,240,860
Societe Financement de l’Economie Francaise 0.603%, 07/16/12 (144A)(b)	57,000,000	57,131,670
Societe Generale S.A. 5.922%, 04/05/17 (144A)(b)	13,200,000	8,042,734
8.875%, 06/16/18 (GBP)(b)	5,000,000	4,816,005

Commercial Banks—(Continued)
Standard Chartered First Bank Korea, Ltd. 7.267%, 03/03/34 (144A)(b)	240,000	$245,400
State Bank of India 4.500%, 07/27/15 (144A)	12,200,000	12,076,719
Sumitomo Mitsui Banking Corp. 1.950%, 01/14/14 (144A)	7,400,000	7,490,435
Svenska Handelsbanken AB 1.544%, 09/14/12 (144A)(b)	34,000,000	34,164,832
Turkiye Garanti Bankasi A.S. 2.909%, 04/20/16 (144A)(b)	3,800,000	3,458,000
United Overseas Bank, Ltd. 5.375%, 09/03/19 (144A)(b)	470,000	496,992
Westpac Banking Corp. 0.883%, 07/16/14 (144A)(b)	29,000,000	29,334,341
Woori Bank 6.025%, 03/13/14 (144A)(b)	305,000	288,988

		771,760,034

Commercial Services & Supplies—0.6%
Canada Housing Trust No. 1 3.750%, 03/15/20 (144A)(CAD)	25,700,000	28,134,657
3.350%, 12/15/20 (144A)(CAD)	17,700,000	18,816,988
2.650%, 03/15/22 (144A)(CAD)	1,400,000	1,395,979
Series AUG 3.800%, 06/15/21 (144A)(CAD)	11,200,000	12,310,803

		60,658,427

Construction Materials—0.0%
C8 Capital SPV, Ltd. 6.640%, 12/31/14 (144A)(b)	1,500,000	825,000

Consumer Finance—0.2%
Banque PSA Finance 2.481%, 04/04/14 (144A)(b)	14,900,000	13,806,757
FCE Bank plc Series EMTN 7.125%, 01/15/13 (EUR)	4,000,000	5,305,343
GMAC International Finance B.V. 7.500%, 04/21/15 (EUR)	2,800,000	3,432,258
Sydney Airport Finance Co. Pty, Ltd. 5.125%, 02/22/21 (144A)	1,300,000	1,321,444

		23,865,802

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Diversified Financial Services—0.7%
Banco Nacional de Desenvolvimento Economico e Social 4.125%, 09/15/17 (144A)(EUR)	2,700,000	$3,434,009
BM&F BOVESPA S.A. 5.500%, 07/16/20 (144A)	1,000,000	1,035,000
Instituto de Credito Oficial 3.154%, 03/25/14 (EUR)(b)	19,200,000	23,277,168
LBG Capital No.1 plc 7.875%, 11/01/20 (144A)	285,000	218,880
Macquarie Bank, Ltd. Series B 2.600%, 01/20/12 (144A)	2,200,000	2,200,042
Nationwide Building Society 6.250%, 02/25/20 (144A)	10,800,000	10,732,435
Pearson Dollar Finance plc 5.700%, 06/01/14 (144A)	13,500,000	14,743,242
Temasek Financial I, Ltd. 4.300%, 10/25/19 (144A)	5,500,000	5,931,360
Trans Capital Investment, Ltd. 8.700%, 08/07/18 (144A)	2,800,000	3,383,660

		64,955,796

Diversified Telecommunication Services—0.0%
Deutsche Telekom International Finance B.V. 5.250%, 07/22/13	425,000	446,801
8.750%, 06/15/30	50,000	69,930
France Telecom S.A. 8.500%, 03/01/31	165,000	235,925
Qtel International Finance, Ltd. 3.375%, 10/14/16 (144A)	400,000	405,000
4.750%, 02/16/21 (144A)	800,000	810,000

		1,967,656

Electric Utilities—1.0%
Centrais Eletricas Brasileiras S.A. 6.875%, 07/30/19 (144A)	54,400,000	62,016,000
Electricite de France 5.500%, 01/26/14 (144A)	5,100,000	5,449,299
6.500%, 01/26/19 (144A)	5,100,000	5,777,550
6.950%, 01/26/39 (144A)	4,700,000	5,549,816
Enel Finance International S.A. 6.250%, 09/15/17 (144A)	9,350,000	8,934,131

Electric Utilities—(Continued)

Majapahit Holding B.V. 7.250%, 06/28/17	2,040,000	$2,287,248
7.750%, 01/20/20	5,000,000	5,831,250

		95,845,294

Energy Equipment & Services—0.0%
Transocean, Inc. 7.500%, 04/15/31	1,000,000	1,040,536

Gas Utilities—0.0%
ENN Energy Holdings, Ltd. 6.000%, 05/13/21 (144A)	1,600,000	1,447,314
UFJ Finance Aruba AEC 6.750%, 07/15/13	220,000	235,168

		1,682,482

Household Durables—0.0%
Korea Housing Finance Corp. 4.125%, 12/15/15 (144A)	2,500,000	2,594,010

Independent Power Producers & Energy Traders—0.1%
Korea Hydro & Nuclear Power Co., Ltd. 3.125%, 09/16/15 (144A)	11,200,000	11,270,067

Industrial Conglomerates—0.0%
Hutchison Whampoa International, Ltd. 6.250%, 01/24/14 (144A)	245,000	264,668

Insurance—0.1%
AXA S.A. 8.600%, 12/15/30	60,000	59,229
Dai-ichi Life Insurance Co., Ltd. (The) 7.250%, 07/25/21 (144A) (b) (h)	7,400,000	7,461,835

		7,521,064

Media—0.2%
British Sky Broadcasting Group plc 6.100%, 02/15/18 (144A)	15,000,000	16,824,030

Metals & Mining—0.2%
AngloGold Ashanti Holdings plc 5.375%, 04/15/20	2,400,000	2,388,235
Gerdau Trade, Inc. 5.750%, 01/30/21 (144A)	6,900,000	6,882,750

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Metals & Mining—(Continued)

Vale Overseas, Ltd. 6.875%, 11/21/36	8,200,000	$9,377,118
6.875%, 11/10/39	3,600,000	4,141,440

		22,789,543

Oil, Gas & Consumable Fuels—1.0%
Gazprom OAO Via Gaz Capital S.A. 8.146%, 04/11/18 (144A)	12,400,000	14,012,000
8.625%, 04/28/34	23,300,000	27,552,250
Series REGS 8.125%, 07/31/14	3,600,000	3,897,000
Gazprom OAO Via RBS AG 9.625%, 03/01/13 (144A)	130,000	138,775
Husky Energy, Inc. 6.150%, 06/15/19	215,000	246,030
Indian Oil Corp., Ltd. 4.750%, 01/22/15	2,200,000	2,215,488
Novatek Finance, Ltd. 5.326%, 02/03/16 (144A)	3,100,000	3,138,750
Petrobras International Finance Co. 5.750%, 01/20/20	4,800,000	5,160,576
5.375%, 01/27/21	26,600,000	28,078,987
Ras Laffan Liquefied Natural Gas Co., Ltd. III Series REGS 5.940%, 09/30/14	1,400,000	1,505,000
Total Capital S.A. 4.450%, 06/24/20	3,100,000	3,459,116
TransCanada Pipelines, Ltd. 7.625%, 01/15/39	2,500,000	3,618,085

		93,022,057

Provincial—1.7%
Province of British Columbia 3.250%, 12/18/21 (CAD)	300,000	305,850
4.300%, 06/18/42 (CAD)	400,000	462,943
Province of Ontario 1.375%, 01/27/14	11,000,000	11,120,824
1.875%, 09/15/15	1,900,000	1,937,432
1.600%, 09/21/16	400,000	399,220
4.300%, 03/08/17 (CAD)	9,200,000	10,127,283
4.200%, 03/08/18 (CAD)	2,200,000	2,422,910
5.500%, 06/02/18 (CAD)	2,600,000	3,057,637
3.000%, 07/16/18	3,900,000	4,107,854
4.400%, 06/02/19 (CAD)	9,100,000	10,143,746
4.400%, 04/14/20	700,000	798,983

Provincial—(Continued)
4.200%, 06/02/20 (CAD)	13,200,000	$14,499,555
4.000%, 06/02/21 (CAD)	56,800,000	61,345,788
3.150%, 06/02/22 (CAD)	6,200,000	6,220,304
Series MTN 4.600%, 06/02/39 (CAD)	4,600,000	5,461,055
Province of Quebec 4.500%, 12/01/16 (CAD)	400,000	442,838
4.500%, 12/01/17 (CAD)	4,700,000	5,242,544
4.500%, 12/01/19 (CAD)	1,200,000	1,340,221
3.500%, 07/29/20	200,000	214,572
4.500%, 12/01/20 (CAD)	2,800,000	3,120,106
4.250%, 12/01/21 (CAD)	16,200,000	17,706,806
3.500%, 12/01/22 (CAD)	600,000	613,772
Series MTN 4.500%, 12/01/18 (CAD)	5,400,000	6,039,440

		167,131,683

Real Estate Management & Development—0.0%
Qatari Diar Finance QSC 3.500%, 07/21/15	1,000,000	1,036,810

Road & Rail—0.0%
RZD Capital, Ltd. Series EMTN 5.739%, 04/03/17	3,200,000	3,232,000

Sovereign—11.6%
Brazil Notas do Tesouro Nacional Series F 10.000%, 01/01/12 (BRL)	826,800	4,129,683
10.000%, 01/01/13 (BRL)	6,952,000	3,725,213
10.000%, 01/01/14 (BRL)	698,000	3,706,287
10.000%, 01/01/17 (BRL)	27,854,200	143,526,223
Canadian Government Bond 2.750%, 09/01/16 (CAD)	24,600,000	25,801,151
4.250%, 06/01/18 (CAD)	900,000	1,032,851
3.750%, 06/01/19 (CAD)	4,900,000	5,513,964
3.250%, 06/01/21 (CAD)	1,300,000	1,421,390
Italy Buoni Poliennali Del Tesoro Series CPI 2.100%, 09/15/16 (EUR)	828,528	933,076
2.100%, 09/15/21 (EUR)	30,604,812	29,377,675
Japan Treasury Bills Series 232 0.101%, 01/30/12 (JPY) (c)	11,710,000,000	152,087,484

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Sovereign—(Continued)
Series 233 0.101%, 02/06/12 (JPY) (c)	830,000,000	$10,779,726
Series 234 0.101%, 02/13/12 (JPY) (c)	6,310,000,000	81,950,254
Series 236 0.097%, 02/20/12 (JPY) (c)	33,460,000,000	434,548,875
Series 238 0.101%, 02/27/12 (JPY) (c)	6,310,000,000	81,947,058
Mexican Bonos 6.000%, 06/18/15 (MXN)	70,900,000	5,203,092
Mexico Government International Bond 6.050%, 01/11/40	5,100,000	6,260,250
Panama Government International Bond 9.375%, 04/01/29	1,161,000	1,851,795
6.700%, 01/26/36	1,150,000	1,506,500
Russian Foreign Bond - Eurobond Series REGS 3.625%, 04/29/15	1,500,000	1,511,250
South Africa Government International Bond 5.875%, 05/30/22	700,000	808,500
Spain Government Bond 4.650%, 07/30/25 (EUR)	12,400,000	14,535,705
4.900%, 07/30/40 (EUR)	400,000	443,642
United Kingdom Gilt 4.750%, 12/07/30 (GBP)	2,100,000	4,232,481
4.750%, 12/07/38 (GBP)	24,300,000	50,413,042
4.250%, 09/07/39 (GBP)	21,100,000	40,370,750
4.250%, 12/07/40 (GBP)	10,800,000	20,654,138
4.250%, 12/07/46 (GBP)	1,200,000	2,339,087

		1,130,611,142

Thrifts & Mortgage Finance—0.1%
Nykredit Realkredit A.S. 2.628%, 04/01/38 (DKK) (b)	22,690,639	3,854,663
2.628%, 10/01/38 (DKK) (b)	25,162,224	4,286,608

		8,141,271

Trading Companies & Distributors—0.0%
Noble Group, Ltd. 4.875%, 08/05/15 (144A)	2,500,000	2,325,000

Wireless Telecommunication Services—0.1%
America Movil S.A.B. de C.V. 5.000%, 03/30/20	5,000,000	$5,548,860

Total Foreign Bonds & Debt Securities (Cost $2,624,159,426)		2,591,530,462

Domestic Bonds & Debt Securities—13.9%

Biotechnology—0.0%
Amgen, Inc. 1.875%, 11/15/14	2,000,000	2,027,296

Capital Markets—1.9%
Goldman Sachs Group, Inc. (The) 0.816%, 07/22/15 (b)	5,400,000	4,730,373
1.817%, 05/23/16 (EUR) (b)	4,300,000	4,647,756
6.250%, 09/01/17	14,200,000	14,862,842
6.150%, 04/01/18	1,800,000	1,860,156
7.500%, 02/15/19	10,000,000	11,059,470
5.375%, 03/15/20	11,600,000	11,468,235
6.750%, 10/01/37	13,500,000	12,598,659
Lehman Brothers Holdings, Inc.
0.000%, 12/23/08 (d)	12,500,000	3,250,000
5.625%, 01/24/13 (d)	32,500,000	8,693,750
6.750%, 12/28/17 (d)	14,800,000	16,280
6.875%, 05/02/18 (d)	3,900,000	1,053,000
Merrill Lynch & Co., Inc. 6.500%, 07/15/18	600,000	583,006
6.875%, 11/15/18	25,900,000	25,002,953
Series C 6.400%, 08/28/17	3,100,000	3,005,236
Series MTN 0.757%, 06/05/12 (b)	1,800,000	1,765,883
6.875%, 04/25/18	23,400,000	23,100,059
Morgan Stanley Series EMTN 1.970%, 04/13/16 (EUR) (b)	300,000	315,264
Series F 0.855%, 10/18/16 (b)	3,400,000	2,731,387
5.950%, 12/28/17	48,200,000	45,978,462
SteelRiver Transmission Co. LLC 4.710%, 06/30/17 (144A)	8,421,566	8,598,671

		185,321,442

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Chemicals—0.6%
Dow Chemical Co. (The) 4.850%, 08/15/12	26,100,000	$26,706,355
6.000%, 10/01/12	3,300,000	3,427,750
7.375%, 11/01/29	185,000	236,059
ICI Wilmington, Inc. 5.625%, 12/01/13	340,000	360,155
NGPL PipeCo LLC 7.119%, 12/15/17 (144A)	16,400,000	16,209,055
Rohm & Haas Co. 6.000%, 09/15/17	8,500,000	9,676,459

		56,615,833

Commercial Banks—0.3%
ABN AMRO N.A. Holding Capital 6.523%, 11/08/12 (144A) (b)	345,000	240,206
Bank of Montreal 1.300%, 10/31/14 (144A)	7,200,000	7,192,613
CIT Group, Inc. 7.000%, 05/01/15	889,144	892,034
7.000%, 05/01/16	1,481,907	1,483,759
7.000%, 05/01/17	2,074,669	2,077,262
Series C 5.250%, 04/01/14 (144A)	2,600,000	2,603,250
National Bank of Canada 2.200%, 10/19/16 (144A)	1,400,000	1,413,189
RBS Capital Trust II 6.425%, 01/03/34	120,000	63,000
USB Capital IX 3.500%, 02/21/12 (b)	8,125,000	5,675,638
Wachovia Bank N.A. Series MTN 0.876%, 03/15/16 (b)	6,000,000	5,376,618
Westpac Capital Trust III 5.819%, 09/30/13 (144A) (b)	80,000	77,866
Westpac Capital Trust IV 5.256%, 03/31/16 (144A) (b)	165,000	150,563

		27,245,998

Commercial Services & Supplies—0.1%
R.R. Donnelley & Sons Co. 4.950%, 04/01/14	6,200,000	6,091,500

Computers & Peripherals—0.4%
Hewlett-Packard Co. 0.786%, 05/24/13 (b)	38,300,000	37,938,678

Consumer Finance—2.1%
Ally Financial, Inc. 6.875%, 08/28/12	1,500,000	$1,522,500
3.649%, 02/11/14 (b)	8,900,000	8,456,157
4.500%, 02/11/14	9,000,000	8,707,500
3.963%, 06/20/14 (b)	9,000,000	8,461,440
6.750%, 12/01/14	9,458,000	9,546,763
8.300%, 02/12/15	3,500,000	3,701,250
7.500%, 09/15/20	7,800,000	7,907,250
American Express Bank FSB S.A. 5.500%, 04/16/13	16,700,000	17,461,169
6.000%, 09/13/17	34,000,000	38,569,634
American Express Centurion Bank 6.000%, 09/13/17	34,000,000	38,494,392
Ford Motor Credit Co. LLC 3.148%, 01/13/12 (b)	9,000,000	9,016,470
7.000%, 10/01/13	500,000	531,416
8.000%, 06/01/14	2,500,000	2,722,667
7.000%, 04/15/15	900,000	969,750
12.000%, 05/15/15	4,000,000	4,929,960
8.000%, 12/15/16	500,000	568,555
5.875%, 08/02/21	400,000	417,647
SLM Corp. 5.368%, 03/15/12 (b)	1,500,000	1,502,415
5.125%, 08/27/12	400,000	402,104
5.375%, 01/15/13	700,000	705,005
5.000%, 10/01/13	3,839,000	3,848,597
0.718%, 01/27/14 (b)	11,600,000	10,491,527
5.375%, 05/15/14	8,235,000	8,245,294
Series MTN 6.250%, 01/25/16	3,200,000	3,114,669
8.450%, 06/15/18	8,300,000	8,590,500
8.000%, 03/25/20	400,000	405,000
Springleaf Finance Corp. Series J 6.900%, 12/15/17	3,200,000	2,320,000
Series MTNI 4.875%, 07/15/12	800,000	770,000

		202,379,631

Diversified Financial Services—3.8%
ANZ Capital Trust II 5.360%, 12/15/13 (144A)	525,000	521,063
Bank of America Corp. 6.000%, 09/01/17	620,000	606,224
5.650%, 05/01/18	17,800,000	16,981,111

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Diversified Financial Services—(Continued)

Bear Stearns Cos. LLC (The) 6.400%, 10/02/17	19,300,000	$21,588,690
7.250%, 02/01/18	5,000,000	5,869,105
Citigroup Capital XXI 8.300%, 12/21/57 (b)	35,900,000	35,944,875
Citigroup, Inc. 5.625%, 08/27/12	1,000,000	1,015,265
5.500%, 04/11/13	17,900,000	18,280,106
2.453%, 08/13/13 (b)	7,000,000	6,873,909
5.500%, 10/15/14	35,000,000	36,004,710
6.125%, 11/21/17	44,600,000	47,657,330
6.125%, 05/15/18	2,900,000	3,090,707
8.500%, 05/22/19	3,800,000	4,479,231
General Electric Capital Corp. 6.750%, 03/15/32	165,000	193,771
6.875%, 01/10/39	6,500,000	7,813,396
6.500%, 09/15/67 (144A) (GBP) (b)	11,900,000	15,991,468
6.375%, 11/15/67 (b)	5,400,000	5,332,500
International Lease Finance Corp. 5.400%, 02/15/12	16,642,000	16,683,605
5.300%, 05/01/12	24,700,000	24,761,750
5.250%, 01/10/13	2,900,000	2,885,500
6.375%, 03/25/13	2,900,000	2,900,000
5.875%, 05/01/13	1,600,000	1,584,000
6.750%, 09/01/16 (144A)	5,300,000	5,459,000
JPMorgan Chase & Co. 0.872%, 06/13/16 (b)	5,300,000	4,748,456
3.150%, 07/05/16	8,200,000	8,246,970
6.000%, 10/01/17	23,600,000	25,417,554
6.000%, 01/15/18	25,600,000	28,597,888
JPMorgan Chase Capital XXI Series U 1.379%, 02/02/37 (b)	27,300,000	19,525,096
TECO Finance, Inc. 6.750%, 05/01/15	4,400,000	4,938,534

		373,991,814

Diversified Telecommunication Services—0.3%
AT&T, Inc. 5.100%, 09/15/14	380,000	418,816
5.625%, 06/15/16	455,000	522,482
6.300%, 01/15/38	6,400,000	7,885,107
5.350%, 09/01/40	301,000	339,902
CenturyLink, Inc. 6.000%, 04/01/17	5,000,000	5,074,985

Diversified Telecommunication Services—(Continued)
Embarq Corp. 7.995%, 06/01/36	6,600,000	$6,857,492
Sprint Capital Corp. 8.750%, 03/15/32	6,900,000	5,614,875
Verizon New York, Inc. 7.375%, 04/01/32	155,000	180,994

		26,894,653

Electric Utilities—0.2%
Arizona Public Service Co. 4.650%, 05/15/15	165,000	180,489
Consumers Energy Co. 5.000%, 02/15/12	2,500,000	2,511,720
Entergy Corp. 3.625%, 09/15/15	14,300,000	14,528,328
Nisource Finance Corp. 6.150%, 03/01/13	216,000	226,906
Pepco Holdings, Inc. 7.450%, 08/15/32	180,000	223,230
Progress Energy, Inc. 6.850%, 04/15/12	650,000	661,050

		18,331,723

Energy Equipment & Services—0.1%
Cameron International Corp. 1.459%, 06/02/14 (b)	9,100,000	9,142,661

Food & Staples Retailing—0.1%
CVS Pass-Through Trust 6.943%, 01/10/30	1,004,775	1,116,651
Wal-Mart Stores, Inc. 5.800%, 02/15/18	6,600,000	8,101,209

		9,217,860

Food Products—0.3%
Kraft Foods, Inc. 6.125%, 02/01/18	23,500,000	27,581,433
6.875%, 02/01/38	2,100,000	2,790,409

		30,371,842

Health Care Providers & Services—0.2%
UnitedHealth Group, Inc. 6.000%, 02/15/18	11,100,000	13,214,739
6.875%, 02/15/38	2,200,000	2,960,641

		16,175,380

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Independent Power Producers & Energy Traders—0.0%
PSEG Power LLC 5.500%, 12/01/15	420,000	$467,241
8.625%, 04/15/31	245,000	362,415

		829,656

Insurance—1.2%
American General Institutional Capital Series B 8.125%, 03/15/46 (144A)	24,700,000	22,477,000
American International Group, Inc. 4.250%, 05/15/13	8,545,000	8,541,847
5.050%, 10/01/15	6,300,000	6,106,130
5.450%, 05/18/17	700,000	670,478
6.765%, 11/15/17 (144A)(GBP)	2,639,000	3,874,329
5.850%, 01/16/18	23,700,000	23,236,997
8.250%, 08/15/18	300,000	318,360
5.250%/6.250%, 11/16/22 (e)	3,163,000	2,973,220
8.000%, 05/22/38 (EUR) (b)	2,750,000	2,853,730
8.625%, 05/22/38 (GBP) (b)	2,600,000	3,231,384
Series EMTN 5.000%, 06/26/17 (EUR)	24,000,000	27,682,338
CNA Financial Corp. 5.850%, 12/15/14	5,000,000	5,272,130
Liberty Mutual Group, Inc. 5.750%, 03/15/14 (144A)	5,750,000	6,000,159
Nationwide Financial Services, Inc. 5.900%, 07/01/12	60,000	60,699
Pacific LifeCorp. 6.000%, 02/10/20 (144A)	2,600,000	2,771,642
Principal Life Income Funding Trusts 5.300%, 04/24/13	3,400,000	3,568,334
Prudential Holding LLC 8.695%, 12/18/23 (144A)	150,000	188,827

		119,827,604

IT Services—0.2%
International Business Machines Corp. 5.700%, 09/14/17	19,300,000	23,399,050

Machinery—0.3%
Caterpillar, Inc. 0.649%, 05/21/13 (b)	33,000,000	33,056,661

Media—0.1%
Comcast Corp. 7.050%, 03/15/33	75,000	$95,074
COX Communications, Inc. 4.625%, 06/01/13	430,000	453,446
Historic TW, Inc. 9.150%, 02/01/23	155,000	212,422
News America Holdings, Inc. 8.250%, 08/10/18	110,000	139,449
7.750%, 01/20/24	25,000	30,963
Time Warner Cable, Inc. 5.400%, 07/02/12	5,000,000	5,113,370
Time Warner Entertainment Co. L.P. 8.375%, 03/15/23	260,000	339,285
Time Warner, Inc. 5.875%, 11/15/16	6,500,000	7,510,529
7.625%, 04/15/31	310,000	401,294

		14,295,832

Multi-Utilities—0.0%
Dominion Resources, Inc. 6.300%, 03/15/33	210,000	263,309
DTE Energy Co. 6.375%, 04/15/33	260,000	315,813

		579,122

Oil, Gas & Consumable Fuels—0.1%
El Paso Corp. 7.750%, 01/15/32	2,715,000	3,149,400
Kinder Morgan Energy Partners L.P. 7.400%, 03/15/31	225,000	269,590
7.750%, 03/15/32	135,000	167,762
7.300%, 08/15/33	90,000	105,405
Magellan Midstream Partners 5.650%, 10/15/16	385,000	440,001
Spectra Energy Capital LLC 6.250%, 02/15/13	375,000	393,244
8.000%, 10/01/19	55,000	69,317
Transcontinental Gas Pipe Line Corp. 8.875%, 07/15/12	35,000	36,411
Valero Energy Corp. 7.500%, 04/15/32	225,000	263,995
Williams Cos., Inc. (The) 7.500%, 01/15/31	366,000	447,297

		5,342,422

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Paper & Forest Products—0.1%
International Paper Co. 5.250%, 04/01/16	6,500,000	$7,069,205

Pharmaceuticals—0.7%
GlaxoSmithKline Capital, Inc. 4.850%, 05/15/13	49,400,000	52,298,792
Teva Pharmaceutical Finance Co. B.V. 1.344%, 11/08/13 (b)	8,000,000	8,036,776
Wyeth 5.500%, 02/15/16	5,000,000	5,820,365
6.450%, 02/01/24	160,000	209,519

		66,365,452

Real Estate Investment Trust—0.1%
HCP, Inc. 6.700%, 01/30/18	7,500,000	8,347,680

Road & Rail—0.2%
Con-way, Inc. 7.250%, 01/15/18	10,000,000	11,281,800
CSX Corp. 6.250%, 03/15/18	8,100,000	9,654,973
Norfolk Southern Corp. 5.590%, 05/17/25	60,000	69,477
7.800%, 05/15/27	7,000	9,931
5.640%, 05/17/29	168,000	207,302
7.250%, 02/15/31	54,000	75,149
4.837%, 10/01/41 (144A)	11,000	11,718
Union Pacific Corp. 6.625%, 02/01/29	50,000	65,838

		21,376,188

Specialty Retail—0.2%
Home Depot, Inc. (The) 5.400%, 03/01/16	5,000,000	5,780,305
Limited Brands, Inc. 6.900%, 07/15/17	15,000,000	16,237,500

		22,017,805

Tobacco—0.2%
Altria Group, Inc. 9.700%, 11/10/18	7,600,000	10,238,750
Philip Morris International, Inc. 6.375%, 05/16/38	4,100,000	5,364,407
Reynolds American, Inc. 7.625%, 06/01/16	2,400,000	2,864,585

		18,467,742

Trading Companies & Distributors—0.1%
GATX Corp. 6.000%, 02/15/18	5,000,000	$5,552,255
GATX Financial Corp. 5.800%, 03/01/16	5,000,000	5,285,795

		10,838,050

Total Domestic Bonds & Debt Securities (Cost $1,341,485,615)		1,353,558,780

Mortgage-Backed Securities—4.4%

Collateralized-Mortgage Obligations—2.8%
Adjustable Rate Mortgage Trust Series 2005-1 Class 2A21 2.766%, 05/25/35 (b)	380,750	366,575
Series 2005-8 Class 3A21 5.188%, 11/25/35 (b)	1,037,147	694,330
American Home Mortgage Assets Series 2006-5 Class A1 1.128%, 11/25/46 (b)	5,423,833	1,994,257
American Home Mortgage Investment Trust Series 2004-4 Class 4A 2.294%, 02/25/45 (b)	2,698,965	1,996,613
Arran Residential Mortgages Funding plc Series 2010-1A Class A1B 2.659%, 05/16/47 (144A)(EUR) (b)	3,126,873	4,050,624
Series 2010-1A Class A2B 2.859%, 05/16/47 (144A)(EUR) (b)	13,300,000	17,148,752
Banc of America Funding Corp. Series 2005-D Class A1 2.695%, 05/25/35 (b)	4,190,047	4,090,422
Series 2006-A Class 1A1 2.657%, 02/20/36 (b)	9,642,572	8,043,641
Series 2006-J Class 4A1 5.743%, 01/20/47 (b)	598,646	380,014
Banc of America Mortgage Securities, Inc. Series 2004-4 Class 1A9 5.000%, 05/25/34	150,643	150,798
BCAP LLC Trust Series 2006-AA2 Class A1 0.464%, 01/25/37 (b)	3,636,543	1,682,799
Series 2011-RR4 Class 8A1 5.250%, 02/26/36 (144A)	13,027,726	13,059,702

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Collateralized-Mortgage Obligations—(Continued)
Series 2011-RR5 Class 5A1 5.250%, 08/26/37 (144A)	23,354,000	$22,886,920
Bear Stearns Adjustable Rate Mortgage Trust Series 2002-11 Class 1A2 2.821%, 02/25/33 (b)	34,760	27,948
Series 2005-5 Class A2 2.250%, 08/25/35 (b)	1,645,574	1,411,296
Series 2005-5 Series A1 2.220%, 08/25/35 (b)	56,991	52,569
Bear Stearns ALT-A Trust Series 2004-11 Class 1A2
1.134%, 11/25/34 (b)	1,269,963	952,579
Series 2005-4 Class 23A1 2.592%, 05/25/35 (b)	2,824,508	2,071,986
Series 2005-7 Class 22A1 2.772%, 09/25/35 (b)	2,211,975	1,402,817
Series 2006-6 Class 31A1 2.515%, 11/25/36 (b)	6,684,901	3,316,717
Series 2006-6 Class 32A1 2.823%, 11/25/36 (b)	3,818,877	1,852,774
Bear Stearns Structured Products, Inc. Series 2007-R6 Class 1A1
2.553%, 01/26/36 (b)	2,270,991	1,335,736
Series 2007-R6 Class 2A1 3.618%, 12/26/46 (b)	1,569,158	930,647
Chase Mortgage Finance Corp. Series 2005-A1 Class 1A1 5.341%, 12/25/35 (b)	17,047,107	15,436,130
Series 2006-A1 Class 4A1 5.890%, 09/25/36 (b)	9,350,017	7,988,094
Chevy Chase Mortgage Funding Corp. Series 2004-3A Class A1
0.544%, 08/25/35 (144A) (b)	102,830	63,603
Series 2007-2A Class A1 0.424%, 05/25/48 (144A) (b)	4,000,398	1,769,168
Citigroup Mortgage Loan Trust, Inc. Series 2005-11 Class A2A
2.580%, 10/25/35 (b)	9,909,924	8,144,288
Series 2005-6 Class A1 2.230%, 09/25/35 (b)	6,244,749	5,576,964
Series 2005-6 Class A2 2.450%, 09/25/35 (b)	2,041,533	1,629,009

Collateralized-Mortgage Obligations—(Continued)
Countrywide Alternative Loan Trust Series 2005-J3 Class 2A2 4.706%, 05/25/35 (b) (f)	7,333,626	$809,534
Series 2006-OA1 Class 2A1 0.495%, 03/20/46 (b)	326,912	161,341
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-10 Class A2
5.750%, 05/25/33	11,536	11,567
Series 2005-2 Class 2A1 0.614%, 03/25/35 (b)	1,526,214	864,950
Series 2005-3 Class 1A2 0.584%, 04/25/35 (b)	172,922	95,096
Series 2005-R2 Class 1AF1 0.634%, 06/25/35 (144A)(b)	5,831,935	4,917,773
Series 2006-HYB5 Class 2A1 2.778%, 09/20/36 (b)	7,861,313	3,953,965
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-P1A Class A
0.884%, 03/25/32 (144A) (b)	140,108	105,740
Series 2003-8 Class 5A1 6.500%, 04/25/33	121,150	128,172
Series 2005-10 Class 8A3 6.000%, 11/25/35	3,975,348	3,065,955
DSLA Mortgage Loan Trust Series 2004-AR3 Class 2A1 2.688%, 07/19/44 (b)	1,170,526	826,200
First Horizon Alternative Mortgage Securities Series 2005-FA10 Class 1A2 4.406%, 01/25/36 (b) (f)	81,197,615	11,037,533
First Horizon Asset Securities, Inc. Series 2005-AR3 Class 2A1 2.746%, 08/25/35 (b)	432,954	333,456
GMAC Mortgage Corp. Loan Trust Series 93 Class 1 5.940%, 07/01/13 (g)	1,695	1,687
Granite Mortgages plc Series 2003-3 Class 2A 1.959%, 01/20/44 (EUR) (b)	633,850	787,831
Series 2003-3 Class 3A 1.354%, 01/20/44 (GBP) (b)	1,019,592	1,517,776
Series 2004-3 Class 2A2 1.697%, 09/20/44 (EUR) (b)	615,467	763,784

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Collateralized-Mortgage Obligations—(Continued)
Series 2004-3 Class 3A2 1.450%, 09/20/44 (GBP) (b)	5,164,548	$7,675,972
Greenpoint Mortgage Funding Trust Series 2005-AR1 Class A2 0.514%, 06/25/45 (b)	117,763	69,441
Series 2006-AR8 Class 1A1A 0.374%, 01/25/47 (b)	28,304	26,746
GSR Mortgage Loan Trust Series 2003-2F Class 3A1 6.000%, 03/25/32	384	387
Series 2005-AR6 Class 2A1 2.685%, 09/25/35 (b)	149,478	130,786
Series 2006-AR2 Class 2A1 2.772%, 04/25/36 (b)	4,813,535	3,448,188
Harborview Mortgage Loan Trust Series 2005-2 Class 2A1A 0.505%, 05/19/35 (b)	1,842,415	978,182
Series 2006-12 Class 2A2A 0.475%, 01/19/38 (b)	276,510	160,735
Holmes Master Issuer plc Series 2011-1A Class A3 2.922%, 10/15/54 (144A)(EUR) (b)	7,600,000	9,826,703
Indymac ARM Trust Series 2001-H2 Class A1
1.717%, 01/25/32 (b)	1,177	937
Series 2001-H2 Class A2 1.785%, 01/25/32 (b)	37,687	29,827
Indymac Index Mortgage Loan Trust Series 2004-AR11 Class 2A 2.592%, 12/25/34 (b)	293,032	203,101
JPMorgan Mortgage Trust Series 2005-A1 Class 6T1 5.024%, 02/25/35 (b)	943,361	918,353
Series 2005-A4 Class 1A1 5.320%, 07/25/35 (b)	12,459,365	12,006,299
Series 2005-S3 Class 1A2 5.750%, 01/25/36	1,281,110	1,179,652
Series 2007-A1 Class 5A5 2.798%, 07/25/35 (b)	7,073,112	6,466,193
MASTR Alternative Loans Trust Series 2006-2 Class 2A1 0.694%, 03/25/36 (b)	949,610	209,044

Collateralized-Mortgage Obligations—(Continued)
Merrill Lynch Mortgage Investors, Inc. Series 2005-A10 Class A 0.504%, 02/25/36 (b)	1,890,037	$1,229,321
MLCC Mortgage Investors, Inc. Series 2005-2 Class 2A1 2.420%, 10/25/35 (b)	1,106,076	899,537
Series 2005-2 Class 3A 1.270%, 10/25/35 (b)	357,679	284,342
Series 2005-3 Class 4A 0.544%, 11/25/35 (b)	228,232	188,259
Morgan Stanley Mortgage Loan Trust Series 2005-4 Class 5A3 5.500%, 08/25/35	10,469,007	10,306,214
Nomura Asset Acceptance Corp. Series 2005-AP2 Class A5 4.976%, 05/25/35	7,186,278	6,009,755
RBSSP Resecuritization Trust Series 2011-4 Class 6A1 0.534%, 06/27/36 (144A) (b)	8,300,000	4,675,606
Residential Accredit Loans, Inc. Series 2003-QS6 Class A7 0.694%, 03/25/33 (b)	785,803	711,441
Series 2006-QO6 Class A1 0.474%, 06/25/46 (b)	2,367,544	747,451
Series 2006-QS7 Class A1 6.000%, 06/25/36	3,473,040	2,022,376
Residential Asset Securitization Trust Series 2003-A4 Class A3 0.694%, 05/25/33 (b)	488,990	468,002
Series 2006-R1 Class A2 0.694%, 01/25/46 (b)	2,368,623	992,176
Residential Funding Mortgage Securities I Series 2003-S11 Class A3 0.644%, 06/25/18 (b)	30,369	29,612
Sequoia Mortgage Trust Series 2003-4 Class 2A1 0.635%, 07/20/33 (b)	709,505	597,827
Structured Adjustable Rate Mortgage Loan Trust Series 2004-20 Class 3A1 2.533%, 01/25/35 (b)	4,072,137	3,001,387

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Collateralized-Mortgage Obligations—(Continued)
Series 2005-17 Class 3A1 2.532%, 08/25/35 (b)	308,809	$221,458
Series 2005-7 Class 4A 2.417%, 04/25/35 (b)	13,345,194	9,276,224
Structured Asset Mortgage Investments, Inc. Series 2005-AR2 Class 2A1 0.524%, 05/25/45 (b)	1,856,166	1,014,017
Series 2005-AR5 Class A1 0.535%, 07/19/35 (b)	240,705	148,286
Series 2005-AR5 Class A2 0.535%, due 07/19/35 (b)	1,871,782	1,532,583
WaMu Mortgage Pass-Through Certificates Series 2002-AR2 Class A 2.468%, 02/27/34 (b)	460,902	439,259
Series 2002-AR6 Class A 1.608%, 06/25/42 (b)	283,745	207,740
Series 2002-AR9 Class 1A
1.608%, 08/25/42 (b)	147,981	118,392
Wells Fargo Mortgage Backed Securities Trust Series 2003-I Class A1 2.538%, 09/25/33 (b)	1,777,058	1,648,298
Series 2006-AR2 Class 2A1 2.666%, 03/25/36 (b)	9,268,000	7,197,840
Series 2006-AR2 Class 2A5 2.666%, 03/25/36 (b)	19,694,501	14,834,311
Series 2006-AR4 Class 2A6 5.617%, 04/25/36 (b)	1,746,126	716,531
Series 2006-AR8 Class 2A4 2.696%, 04/25/36 (b)	3,102,103	2,539,904

		275,278,827

Commercial Mortgage-Backed Securities—1.6%
Banc of America Commercial Mortgage, Inc. Series 2007-1 Class A4 5.451%, 01/15/49	8,400,000	9,160,998
Banc of America Large Loan, Inc. Series 2010-HLTN Class HLTN 2.028%, 11/15/15 (144A)(b)	6,878,338	6,229,508
Bear Stearns Commercial Mortgage Securities, Inc. Series 2007-PW15 Class A4 5.331%, 02/11/44	400,000	422,804

Commercial Mortgage-Backed Securities—(Continued)
Series 2007-PW18 Class A4 5.700%, 06/11/50	6,400,000	$7,107,504
Series 2007-T26 Class A4 5.471%, 01/12/45 (b)	1,100,000	1,243,823
Commercial Mortgage Pass Through-Certificates Series 2006-C8 Class A4 5.306%, 12/10/46	1,900,000	2,067,976
Credit Suisse Mortgage Capital Certificates Series 2006-C2 Class A3 5.661%, 03/15/39 (b)	400,000	430,804
Series 2006-C4 Class A3 5.467%, 09/15/39	22,300,000	23,797,947
Greenwich Capital Commercial Funding Corp. Series 2005-GG3 Class A4 4.799%, 08/10/42 (b)	100,000	107,704
Series 2007-GG9 Class A4 5.444%, 03/10/39	9,800,000	10,647,666
GS Mortgage Securities Corp. II Series 2007-EOP Class A1 1.143%, 03/06/20 (144A) (b)	5,039,302	4,998,177
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2007-LD12 Class A4 5.882%, 02/15/51 (b)	900,000	981,535
Series 2007-LDPX Class A3 5.420%, 01/15/49	400,000	434,095
Series 2010-C2 Class A3 4.070%, 11/15/43 (144A)	13,700,000	14,473,180
Lehman Brothers-UBS Commercial Mortgage Trust Series 2007-C7 Class A3 5.866%, 09/15/45 (b)	15,200,000	16,742,154
Merrill Lynch Floating Trust Series 2008-LAQA Class A1 0.814%, 07/09/21(144A) (b)	13,297,259	12,328,055
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4
5.485%, 03/12/51 (b)	2,200,000	2,323,017
Series 2007-8 Series A3 5.962%, 08/12/49 (b)	11,800,000	12,858,696

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital, Inc. Series 2007-IQ15 Class A4 5.879%, 06/11/49 (b)	3,600,000	$3,973,500
Series 2007-IQ16 Class A4 5.809%, 12/12/49	200,000	221,152
Series 2007-XLFA Class A1 0.339%, 10/15/20 (144A) (b)	419,894	417,697
Morgan Stanley Dean Witter Capital I Series 2003-HQ2 Class A2 4.920%, 03/12/35	495,000	509,761
Morgan Stanley Reremic Trust Series 2009-GG10 Class A4A 5.790%, 08/12/45 (144A) (b)	900,000	1,013,016
Silenus (European Loan Conduit) Series 25X Class A 1.612%, 05/15/19 (EUR) (b)	925,938	978,880
Sovereign Commercial Mortgage Securities Trust Series 2007-C1 Class A2 5.893%, 07/22/30 (144A) (b)	1,070,260	1,096,358
Wachovia Bank Commercial Mortgage Trust Series 2006-WL7A Class A1 0.368%, 09/15/21 (144A) (b)	2,439,399	2,320,241
Series 2007-C30 Class A5 5.342%, 12/15/43	16,700,000	17,672,007

		154,558,255

Total Mortgage-Backed Securities (Cost $452,710,112)		429,837,082

Municipals—3.5%
American Municipal Power-Ohio, Inc., Combined Hydroelectric Projects Revenue, Build America Bonds, Taxable 8.084%, 02/15/50	6,900,000	9,637,368
Badger Tobacco Asset Securitization Corp. 6.125%, 06/01/27	115,000	117,746
Bay Area Toll Bridge Authority Build America Bonds, Series S1 7.043%, 04/01/50	10,400,000	13,694,096
Buckeye Tobacco Settlement Financing Authority 5.875%, 06/01/47	4,600,000	3,307,492

Municipals—(Continued)
California Infrastructure & Economic Development Bank Revenue, Build America Bonds 6.486%, 05/15/49	2,500,000	$2,924,500
California State General Obligation Unlimited, Build America Bonds 5.650%, 04/01/13 (b)	2,700,000	2,832,840
7.500%, 04/01/34	2,900,000	3,482,465
7.950%, 03/01/36	5,700,000	6,451,146
7.550%, 04/01/39	2,900,000	3,548,788
7.600%, 11/01/40	1,900,000	2,347,849
California State Public Works Board Lease Revenue Build America Bonds, Taxable, University Projects, Series B-2 7.804%, 03/01/35	3,100,000	3,465,242
California State University Revenue, Build America Bonds 6.484%, 11/01/41	4,400,000	4,996,508
Calleguas-Las Virgenes California Public Financing Water Revenue Authority, Build America Bonds 5.944%, 07/01/40	7,800,000	8,912,514
Chicago Transit Authority Transfer Tax Receipts Revenue Series A
6.300%, 12/01/21	400,000	442,324
6.899%, 12/01/40	7,300,000	8,527,057
Series B 6.300%, 12/01/21	700,000	774,067
6.899%, 12/01/40	7,200,000	8,410,248
Clark County NV, Airport Revenue, Series C 6.820%, 07/01/45	4,800,000	6,041,088
Clark County NV, Refunding 4.750%, 06/01/30	5,500,000	5,647,015
East Baton Rouge Sewer Commission Build America Bonds 6.087%, 02/01/45	17,000,000	17,743,920
Golden State Tobacco Securitization Corp., Series A-1 5.000%, 06/01/33	10,000,000	6,995,800

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Municipals—(Continued)

Security Description	Par Amount($)†	Value

Municipals—(Continued)
Illinois Finance Authority Peoples Gas Light & Coke 5.000%, 02/01/33(AMBAC)	7,410,000	$7,472,837
Illinois State General Obligation Unlimited, Taxable 4.511%, 03/01/15	2,200,000	2,291,212
Irvine Ranch CA, Water District, Build America Bonds, Taxable, Series B 6.622%, 05/01/40	21,700,000	29,128,995
Los Angeles CA, Wastewater System Revenue, Build America Bonds 5.713%, 06/01/39	2,300,000	2,630,211
Los Angeles Department of Water & Power Build America Bonds 6.166%, 07/01/40	60,200,000	65,614,990
Subseries A-2 5.000%, 07/01/44(AMBAC)	2,900,000	3,030,007
Los Angeles Department of Water & Power Revenue Build America Bonds 6.603%, 07/01/50	3,200,000	4,191,776
Los Angeles, California Unified School District Build America Bonds 6.758%, 07/01/34	1,100,000	1,366,244
Refunding, Series A 4.500%, 07/01/25(MBIA)	5,000,000	5,356,000
4.500%, 01/01/28(MBIA)	3,700,000	3,890,846
Metropolitan Transportation Authority Build America Bonds, Metro Transit Authority, Series A2 6.089%, 11/15/40	200,000	240,786
Municipal Electric Authority of Georgia 6.655%, 04/01/57	1,300,000	1,337,648
New Jersey Economic Development Authority Build America Bonds 1.546%, 06/15/13 (b)	19,100,000	19,102,865
New Jersey State Turnpike Authority Revenue, Build America Bonds, Taxable 7.102%, 01/01/41	5,300,000	7,261,318
Newport Beach CA, Certificates of Participation, Build America Bonds 7.168%, 07/01/40	31,650,000	35,849,322

Municipals—(Continued)
Palomar Community College District, Series A 4.750%, 05/01/32	300,000	$310,092
Pennsylvania Economic Development Financing Authority Build America Bonds 6.532%, 06/15/39	1,000,000	1,162,990
Port Authority of New York & New Jersey, One Hundred Sixtieth 5.647%, 11/01/40	3,000,000	3,407,970
Public Power Generation Agency, Build America Bonds, Whelan Energy Centre Unit, Series 2-B 7.242%, 01/01/41	1,800,000	2,062,746
State of California General Obligation Unlimited, Build America Bonds 7.700%, 11/01/30	100,000	113,705
State of Illinois 4.071%, 01/01/14	5,100,000	5,246,472
Build America Bonds 6.900%, 03/01/35	2,100,000	2,235,723
State of Texas Transportation Commission Mobility Funding, Series A 4.750%, 04/01/35	3,500,000	3,615,325
State of Texas Transportation Commission Revenue, Build America Bonds, Series B 5.178%, 04/01/30	3,000,000	3,488,070
Tobacco Settlement Financing Corp. 5.000%, 06/01/41	900,000	649,134
7.467%, 06/01/47	7,895,000	5,712,348
Tobacco Settlement Funding Corp. 5.875%, 05/15/39	2,000,000	2,004,840
6.250%, 06/01/42	1,300,000	1,270,516
University of California, CA, Regents Medical Center Pooled Revenue, Build America Bonds 6.548%, 05/15/48	3,400,000	4,048,856

Total Municipals (Cost $308,611,457)		344,393,917

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Asset-Backed Securities—1.8%

Security Description	Par Amount($)†	Value

Asset-Backed - Credit Card—0.3%
Citibank Omni Master Trust Series 2009-A8 Class A8 2.378%, 05/16/16 (144A) (b)	25,000,000	$25,155,873

Asset-Backed - Home Equity—0.1%
Asset Backed Funding Certificates Series 2004-OPT5 Class A1 0.644%, 06/25/34 (b)	4,036,871	2,881,225
Asset Backed Securities Corp. Series 2007-HE2 Class A2 0.374%, 05/25/37 (b)	301,183	226,468
Bear Stearns Asset Backed Securities Trust Series 2001-3 Class A2 1.094%, 10/27/32 (b)	19,042	16,120
Series 2007-3 Class A1 0.544%, 04/25/37 (b)	15,761,000	4,621,582
Series 2007-HE7 Class 1A1 1.294%, 10/25/37 (b)	7,107,226	3,943,302
Carrington Mortgage Loan Trust Series 2005-NC5 Class A2 0.614%, 10/25/35 (b)	666,050	613,894
Citigroup Mortgage Loan Trust, Inc. Series 2007-AHL3 Class A3A 0.354%, 07/25/45 (b)	1,044,216	716,301
Morgan Stanley Capital, Inc. Series 2007-HE6 Class A1 0.354%, 05/25/37 (b)	566,823	480,907
Option One Mortgage Loan Trust Series 2003-5 Class A2 0.934%, 08/25/33 (b)	27,367	21,433
Series 2007-6 Class 2A1 0.354%, 07/25/37 (b)	406,975	389,463
Renaissance Home Equity Loan Trust Series 2003-2 Class A 0.734%, 08/25/33 (b)	255,770	211,987
Residential Asset Securities Corp. Series 2007-KS3 Class AI1 0.404%, 04/25/37 (b)	57,699	57,418
Soundview Home Equity Loan Trust Series 2007-OPT1 Class 2A1 0.374%, 06/25/37 (b)	60,569	46,989
Structured Asset Securities Corp. Series 2006-11 Class A1 2.650%, 10/25/35 (144A) (b)	96,165	76,053

		14,303,142

Asset-Backed - Other—1.3%
ARES CLO, Ltd. Series 2005-9A Class A1A 0.679%, 04/20/17 (144A) (b)	5,091,448	$4,974,862
Avery Point CLO, Ltd. Series 2003-1A Class A1 1.039%, 12/17/15 (144A) (b)	1,147,971	1,130,084
Babson CLO, Ltd. Series 2004-1A Class A2A 0.916%, 06/15/16 (144A) (b)	2,755,193	2,701,948
Blackrock Senior Income Series Corp. Series 2006-4A Class A 0.649%, 04/20/19 (144A) (b)	7,870,863	7,281,644
Denali Capitala CLO IV, Ltd. Series 4A Class A 0.941%, 08/23/16 (144A) (b)	2,300,315	2,265,193
Dryden Leveraged Loan CDO Series 2003-5A Class A 1.110%, 12/22/15 (144A) (b)	734,852	725,345
Galaxy CLO, Ltd. Series 2007-8A Class A 0.658%, 04/25/19 (144A) (b)	14,400,681	13,371,958
Grayston CLO, Ltd. Series 2004-1A Class A1L 0.837%, 08/15/16 (144A) (b)	1,050,888	1,043,299
Green Tree Financial Corp. Series 1998-3 Class A5 6.220%, 03/01/30	99,816	108,370
Hillmark Funding Series 2006-1A Class A1 0.729%, 05/21/21 (144A)(b)	29,600,000	27,385,565
Hudson Straits CLO, Ltd. Series 2004-1A Class A2 0.783%, 10/15/16 (144A) (b)	2,376,536	2,339,682
Katonah, Ltd. Series 3A Class A 0.911%, 05/18/15 (144A) (b)	2,649,258	2,594,006
Series 4A Class A 1.120%, 02/20/150 (144A) (b)	634,043	629,465
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-4 Class 2A1 0.354%, 07/25/37 (b)	3,457	3,423
Mid-State Trust Series 8 Class A 7.791%, 03/15/38	177,359	168,179

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Asset-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Asset-Backed - Other—(Continued)
Mountain View Funding CLO Series 2006-1A Class A1 0.663%, 04/15/19 (144A) (b)	4,958,831	$4,733,176
MSIM Peconic Bay, Ltd. Series 2007-1A Class A1 0.689%, 07/20/19 (144A)(b)	9,200,000	8,761,365
Octagon Investment Partners V, Ltd. Series 5A Class A1 0.812%, 11/28/18 (144A) (b)	12,600,000	11,759,039
Octagon Investment Partners VII, Ltd. Series 2004-7A Class A1L 0.889%, 12/02/16 (144A) (b)	3,809,844	3,713,985
Pacifica CDO, Ltd. Series 2004-3A Class A1 0.932%, 05/13/16 (144A) (b)	3,610,817	3,505,091
Series 2005-5A Class A1 0.680%, 01/26/20 (144A) (b)	12,051,095	11,189,080
Penta CLO S.A. Series 2007-1X Class A1 1.917%, 06/04/24 (EUR) (b)	2,808,091	3,238,045
Popular ABS Mortgage Pass-Through Trust Series 2007-A Class A1 0.384%, 06/25/47 (b)	1,375,015	1,204,978
Small Business Administration Participation Certificates 5.500%, 10/01/18	41,415	44,802
Series 2008-2011 Class 1 6.220%, 12/01/28	8,380,622	9,591,732
United States Small Business Administration Series 2008-10A Class 1 5.471%, 03/10/18	3,531,936	3,874,696

		128,339,012

Asset-Backed - Student Loan—0.1%
SLM Student Loan Trust Series 2004-4 Class A2 0.548%, 01/25/19 (b)	6,644,898	6,593,260
Series 2008-2 Class A2 0.868%, 01/25/17 (b)	3,000,000	2,991,021
Series 2010-C Class A2 2.928%, 12/16/19 (144A) (b)	2,200,000	2,239,692

		11,823,973

Total Asset-Backed Securities (Cost $185,599,960)		179,622,000

Preferred Stocks—0.9%
Security Description	Shares/Par Amount	Value

Commercial Banks—0.6%
Wells Fargo & Co. (b)	50,400,000	$54,243,000

Diversified Financial Services—0.3%
GMAC Capital Trust I, Series 2 (b)	1,130,800	22,007,064
JPMorgan Chase & Co., Series 1 (b)	8,200,000	8,759,913

		30,766,977

Total Preferred Stocks (Cost $84,387,349)		85,009,977

Convertible Preferred Stocks—0.6%

Commercial Banks—0.6%
Wells Fargo & Co. Series L 7.500%, 12/31/49	53,950	56,863,300

Total Convertible Preferred Stocks (Cost $40,014,654)

Loan Participation—0.3%

Consumer Finance—0.2%
Springleaf Finance Corp. 5.500%, 05/10/17 (b)	$23,300,000	20,368,044

Oil, Gas & Consumable Fuels—0.1%
Petroleum Export, Ltd. 3.563%, 12/20/12 (b)	5,169,480	5,146,864

Total Loan Participation (Cost $28,338,169)		25,514,908

Short-Term Investments—3.0%

Commercial Paper—1.5%
Bank of Nova Scotia 0.691%, 08/09/12 (b)	7,400,000	7,397,780
Erste Abwicklungsanstalt 0.370%, 01/17/12	1,800,000	1,799,704
Itau Unibanco S.A. New York 1.000%, 01/04/12	8,900,000	8,898,889
0.010%, 01/17/12	29,500,000	29,477,452
Kells Funding LLC 0.310%, 01/27/12	96,900,000	96,878,305
Vodafone Group plc 0.830%, 01/13/12	1,800,000	1,799,502

		146,251,632

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Short-Term Investments—(Continued)

Security Description	Par Amount($)†	Value

Repurchase Agreements—1.3%
Citigroup, Inc. Repurchase Agreement, dated 12/30/11 at 0.070% to be repurchased at $6,600,051 on 01/03/12, collateralized by $6,685,000 Federal National Mortgage Association at 3.200% due 10/29/20 with a value of $6,735,019.	6,600,000	$6,600,000
Deutsche Bank Securities, Inc. Repurchase Agreement, dated 12/30/11 at 0.030% to be repurchased at $55,600,185 on 01/03/12, collateralized by $40,125,000 U.S. Treasury Bond at 5.000% due 05/15/37 with a value of $56,937,127.	55,600,000	55,600,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $2,763,003 on 01/03/12, collateralized by $750,000 Federal Home Loan Mortgage Association at 0.625% due 12/23/13 with a value of $749,063; collateralized by $2,075,000 Federal National Mortgage Association at 0.000% due 06/06/12 with a value of $2,073,963.	2,763,000	2,763,000
Goldman Sachs & Co. Repurchase Agreement, dated 12/30/11 at 0.110% to be repurchased at $10,000,122 on 01/03/12, collateralized by $11,549,000 Federal National Mortgage Association at 6.000% due 06/01/40 with a value of $10,357,870.	10,000,000	10,000,000

Repurchase Agreements—(Continued)
Morgan Stanley & Co., Inc.
Repurchase Agreement, dated 11/03/11 at 0.190% to be repurchased at $24,409,143 on 01/03/12 collateralized by $22,630,000 Government National Mortgage Association at 5.500% due 08/15/40 with a value of $25,161,574.	24,400,000	$24,400,000
Repurchase Agreement, dated 12/30/11 at 0.06% to be repurchased at $14,200,095 on 01/03/12 collateralized by $13,556,200 U.S. Treasury Note at 2.625% due 06/30/14 with a value of $14,505,226.	14,200,000	14,200,000
Repurchase Agreement, dated 12/30/11 at 0.060% to be repurchased at $15,000,100 on 01/03/12 collateralized by $14,320,000 U.S. Treasury Note at 2.625% due 06/30/14 with a value of $15,322,497.	15,000,000	15,000,000

		128,563,000

U.S. Treasury — 0.2%
U.S. Treasury Bills 0.005%, 01/05/12 (c) (i)	1,880,000	1,879,999
0.005%, 02/02/12 (c) (i)	820,000	819,996
0.026%, 02/23/12 (c) (i)	530,000	529,980
0.010%, 03/01/12 (c) (i)	820,000	819,986
0.026%, 03/15/12 (c) (i)	350,000	349,980
0.045%, 03/29/12 (c) (i)	410,000	409,955
0.029%, 05/10/12 (c) (i)	2,850,000	2,849,705
0.040%, 05/17/12 (c) (i)	1,180,000	1,179,820
0.061%, 05/24/12 (c) (i)	610,000	609,852
0.039%, 06/07/12 (c) (i)	4,486,000	4,485,234
0.035%, 06/21/12 (c) (i)	320,000	319,947
0.055%, 06/28/12 (c) (i)	2,500,000	2,499,317

		16,753,771

Total Short-Term Investments (Cost $291,568,403)		291,568,403

Total Investments—128.7% (Cost $12,484,401,998#)		12,569,784,802
Other Assets and Liabilities (net)—(28.7)%		(2,801,048,474)

Net Assets—100.0%		$9,768,736,328

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

Short-Term Investments—(Continued)

†	Par amount stated in U.S. dollars unless otherwise noted.
††	All or a portion of the security was pledged as collateral against open future contracts. At the period end, the value of the securities pledged amounted to $31,652,014.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $12,455,932,717. The aggregate unrealized appreciation and depreciation of investments were $352,176,728 and $(238,324,643), respectively, resulting in net unrealized appreciation of $113,852,085 for federal income tax purposes.
(a)	This security is traded on a “to-be-announced” basis.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest rate represents current yield to maturity.
(d)	Security is in default and/or issuer is in bankruptcy.
(e)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(f)	Interest only security.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees.
(h)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. At December 31, 2011, the value of the securities pledged amounted to $13,728,040.
(i)	All or a portion of the security was pledged as collateral against open swap contracts. As of December 31, 2011, the market value of securities pledged was $94,210,417.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $1,136,209,037, which is 11.6% of net assets.
(AMBAC)—	Ambac Indemnity Corporation
(ARM)—	Adjustable Rate Mortgage
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(DKK)—	Danish Krone
(EMTN)—	Euro Medium Term Note
(EUR)—	Euro
(GBP)—	British Pound
(GMTN)—	Global Medium Term Note
(JPY)—	Japanese Yen
(MBIA)—	Municipal Bond Insurance Association
(MTN)—	Medium Term Note
(MXN)—	Mexican Peso
(REMIC)—	Real Estate Mortgage Investment Coduit
(SGD)—	Singapore Dollar
(TBA)—	To Be Announced

Forward Sales Commitments

Security Sold Short	Counterparty	Interest Rate	Maturity	Proceeds	Value
Fannie Mae 15 Yr. Pool	JPMorgan Chase Bank N.A.	4.000%	TBA	$(3,163,594)	$(3,164,531)
Fannie Mae 30 Yr. Pool	Citibank N.A./Credit Suisse International/Morgan Stanley & Co., Inc.	3.500%	TBA	(36,577,500)	(37,035,000)
Fannie Mae 30 Yr. Pool	Goldman Sachs & Co.	3.500%	TBA	(22,292,187)	(22,299,064)
Fannie Mae 30 Yr. Pool	Citibank N.A./Credit Suisse International/JPMorgan Chase Bank N.A.	5.000%	TBA	(204,495,625)	(206,369,579)
Fannie Mae 30 Yr. Pool	Credit Suisse International	5.000%	TBA	(169,510,938)	(170,022,852)
Fannie Mae 30 Yr. Pool	Goldman Sachs & Co.	5.000%	TBA	(60,261,250)	(60,103,764)

Total				$(496,301,094)	$(498,994,790)

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$7,211,885,973	$—	$7,211,885,973
Total Foreign Bonds & Debt Securities*	—	2,591,530,462	—	2,591,530,462
Total Domestic Bonds & Debt Securities*	—	1,353,558,780	—	1,353,558,780
Mortgage-Backed Securities
Collateralized-Mortgage Obligations	—	275,277,140	1,687	275,278,827
Commercial Mortgage-Backed Securities	—	154,558,255	—	154,558,255
Total Mortgage-Backed Securities*	—	429,835,395	1,687	429,837,082
Municipals	—	344,393,917	—	344,393,917
Total Asset-Backed Securities*	—	179,622,000	—	179,622,000
Total Preferred Stocks*	—	85,009,977	—	85,009,977
Total Convertible Preferred Stocks*	56,863,300	—	—	56,863,300
Total Loan Participation*	—	25,514,908	—	25,514,908
Total Short-Term Investments*	—	291,568,403	—	291,568,403
Total Investments	$56,863,300	$12,512,919,815	$1,687	$12,569,784,802

Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$49,952,628	$—	$49,952,628
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(26,223,142)	—	(26,223,142)
Total Forward Contracts	$—	$23,729,486	$—	$23,729,486

Futures Contracts**
Futures Contracts (Unrealized Appreciation)	$26,860,740	$—	$—	$26,860,740
Futures Contracts (Unrealized Depreciation)	(691,861)	—	—	(691,861)
Total Futures Contracts	$26,168,879	$—	$—	$26,168,879

Forward Sales Commitments	$—	$(498,994,790)	$—	$(498,994,790)

Written Options**
Inflation Floor	$—	$(401,574)	$—	$(401,574)
Interest Rate Swaps	—	(7,230,419)	—	(7,230,419)

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Options on Exchange-Traded Futures Contracts	$(108,063)	$—	$—	$(108,063)
Total Written Options	$(108,063)	$(7,631,993)	$—	$(7,740,056)

OTC Swap Contracts**
OTC Swap contracts at value (Assets) (a)	$—	$63,480,497	$—	$63,480,497
OTC Swap contracts at value (Liabilities) (b)	—	(56,674,793)	—	(56,674,793)
Total OTC Swap Contracts	$—	$(6,805,704)	$—	$(6,805,704)

Centrally Cleared Swap Contracts**
Centrally Cleared Swaps (Unrealized Appreciation)	—	13,223,232	—	13,223,232
Centrally Cleared Swaps (Unrealized Depreciation)	—	(25,244,962)	—	(25,244,962)
Total Centrally Cleared Swap Contracts	—	(12,021,730)	—	(12,021,730)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards, futures and centrally cleared swap contracts are valued on the unrealized appreciation/depreciation on the instrument. Written options and OTC swap contracts are presented at value.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain	Change in Unrealized Depreciation	Sales	Balance as of December 31, 2011	Change in Unrealized Appreciation for Investments Held at December 31, 2011
Mortgage-Backed Securities	$179,832	$28	$(175,475)	$(2,698)	$1,687	$1,359

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)	$12,441,221,802
Repurchase Agreements	128,563,000
Cash	49,986
Foreign currency (b)	11,139,071
Cash collateral with brokers for futures	19,000
Receivable for investments sold	730,008,265
Receivable for shares sold	4,371,139
Interest receivable	76,478,728
Net variation margin on financial futures contracts	5,476,533
Swap interest receivable	1,990,249
Swaps at market value (c)	63,480,497
Variation margin receivable on swap contracts	3,305,786
Unrealized appreciation on forward currency exchange contracts	49,952,628
Miscellaneous Assets	523,979

Total assets	13,516,580,663

Liabilities
Payables for:
Investments purchased	3,063,850,149
Cash collateral with brokers (d)	70,580,000
Reverse repurchase agreements	13,764,500
Shares redeemed	3,196,101
Forward sales commitments, at value (e)	498,994,790
Swaps at market value (f)	56,674,793
Variation margin payable on swap contracts	803,566
Unrealized depreciation on forward currency exchange contracts	26,223,142
Outstanding written options (g)	7,740,056
Swap interest	485,323
Interest on reverse repurchase agreements	532
Accrued Expenses:
Management fees	3,930,396
Distribution and service fees - Class B	934,593
Distribution and service fees - Class E	10,720
Administration fees	41,339
Custodian and accounting fees	214,485
Deferred trustees’ fees	25,067
Other expenses	374,783

Total liabilities	3,747,844,335

Net Assets	$9,768,736,328

Net Assets Represented by
Paid in surplus	$9,372,721,107
Accumulated net realized gain	(87,208,124)
Unrealized appreciation on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	154,480,903
Undistributed net investment income	328,742,442

Net Assets	$9,768,736,328

Net Assets
Class A	$5,249,408,933
Class B	4,436,113,664
Class E	83,213,731
Capital Shares Outstanding*
Class A	432,248,366
Class B	370,780,773
Class E	6,907,273
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.14
Class B	11.96
Class E	12.05

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $12,355,838,998.
(b)	Identified cost of cash denominated in foreign currencies was $11,383,835
(c)	Net premium paid on swaps was $27,752,746.
(d)	Includes collateral of $350,000 for forwards, $61,360,000 for swaps, $900,000 for reverse repurchase agreements and $7,970,000 for TBAs.
(e)	Includes $496,301,094 relating to forward sales commitments.
(f)	Net premium received on swaps was $(27,809,885).
(g)	Premiums received on written options were $33,175,987.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends	$6,181,138
Interest	286,077,782

Total investment income	292,258,920

Expenses
Management fees	46,737,762
Administration fees	470,984
Custodian and accounting fees	2,245,288
Distribution and service fees - Class B	10,821,647
Distribution and service fees - Class E	149,789
Interest expense	131,304
Audit and tax services	98,297
Legal	33,286
Trustees’ fees and expenses	35,423
Shareholder reporting	462,599
Insurance	62,293
Miscellaneous	93,002

Total expenses	61,341,674

Net investment income	230,917,246

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options Contracts, Forward Sales Commitments, Swaps Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	117,257,533
Futures contracts	79,892,753
Written options contracts	(20,889,974)
Swap contracts	(114,056,387)
Foreign currency transactions	12,586,740

Net realized gain on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	74,790,665

Net change in unrealized appreciation (depreciation) on:
Investments	(37,450,086)
Futures contracts	35,594,005
Written options contracts	35,282,647
Swap contracts	(26,842,151)
Foreign currency transactions	16,764,517

Net change in unrealized appreciation on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	23,348,932

Net realized and unrealized gain on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	98,139,597

Net Increase in Net Assets from Operations	$329,056,843

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$230,917,246	$188,552,358
Net realized gain on investments, futures contracts, written options contracts, swap contracts and foreign currency transactions	74,790,665	397,523,418
Net change in unrealized appreciation on investments, futures contracts, written options contracts, forward sales commitments, swap contracts and foreign currency transactions	23,348,932	56,388,960

Net increase in net assets resulting from operations	329,056,843	642,464,736

Distributions to Shareholders
From net investment income
Class A	(168,583,952)	(168,538,898)
Class B	(114,599,829)	(117,649,661)
Class E	(2,895,746)	(3,886,900)
From net realized capital gains
Class A	(181,361,626)	(24,340,157)
Class B	(132,645,160)	(17,748,769)
Class E	(3,288,406)	(582,497)

Net decrease in net assets resulting from distributions	(603,374,719)	(332,746,882)

Net increase in net assets from capital share transactions	422,062,751	2,255,272,505

Net Increase in Net Assets	147,744,875	2,564,990,359
Net assets at beginning of period	9,620,991,453	7,056,001,094

Net assets at end of period	$9,768,736,328	$9,620,991,453

Undistributed net investment income at end of period	$328,742,442	$264,795,658

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	78,747,781	$964,499,771	113,975,303	$1,390,268,654
Reinvestments	29,210,816	349,945,578	16,167,565	192,879,055
Redemptions	(120,364,303)	(1,450,852,861)	(26,248,418)	(323,370,121)

Net increase (decrease)	(12,405,706)	$(136,407,512)	103,894,450	$1,259,777,588

Class B
Sales	82,955,273	$1,003,727,570	114,832,514	$1,397,664,338
Reinvestments	20,917,512	247,244,989	11,493,924	135,398,430
Redemptions	(54,979,342)	(660,044,100)	(44,449,844)	(541,598,121)

Net increase	48,893,443	$590,928,459	81,876,594	$991,464,647

Class E
Sales	592,291	$7,234,161	3,072,747	$38,243,830
Reinvestments	519,677	6,184,152	377,164	4,469,397
Redemptions	(3,778,746)	(45,876,509)	(3,166,247)	(38,682,957)

Net increase (decrease)	(2,666,778)	$(32,458,196)	283,664	$4,030,270

Increase derived from capital shares transactions		$422,062,751		$2,255,272,505

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.47	$12.02	$11.60	$12.29	$11.80

Income (Loss) from Investment Operations
Net investment income(a)	0.30	0.28	0.45	0.59	0.56
Net realized and unrealized gain (loss) on investments	0.12	0.71	1.47	(0.51)	0.35

Total from investment operations	0.42	0.99	1.92	0.08	0.91

Less Distributions
Distributions from net investment income	(0.36)	(0.47)	(0.96)	(0.48)	(0.42)
Distributions from net realized capital gains	(0.39)	(0.07)	(0.54)	(0.29)	0.00

Total distributions	(0.75)	(0.54)	(1.50)	(0.77)	(0.42)

Net Asset Value, End of Period	$12.14	$12.47	$12.02	$11.60	$12.29

Total Return (%)	3.42	8.41	18.39	0.64	7.85

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.51	0.51	0.52	0.52	0.54
Ratio of net investment income to average net assets (%)	2.47	2.31	3.93	5.00	4.74
Portfolio turnover rate (%)	515.8	713.7	633.1	800.2	493.9
Net assets, end of period (in millions)	$5,249.4	$5,543.8	$4,095.7	$2,696.4	$3,045.1

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.30	$11.87	$11.47	$12.17	$11.69

Income (Loss) from Investment Operations
Net investment income(a)	0.27	0.25	0.42	0.55	0.53
Net realized and unrealized gain (loss) on investments	0.11	0.70	1.45	(0.50)	0.34

Total from investment operations	0.38	0.95	1.87	0.05	0.87

Less Distributions
Distributions from net investment income	(0.33)	(0.45)	(0.93)	(0.46)	(0.39)
Distributions from net realized capital gains	(0.39)	(0.07)	(0.54)	(0.29)	0.00

Total distributions	(0.72)	(0.52)	(1.47)	(0.75)	(0.39)

Net Asset Value, End of Period	$11.96	$12.30	$11.87	$11.47	$12.17

Total Return (%)	3.17	8.17	18.03	0.41	7.56

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.76	0.76	0.77	0.78	0.79
Ratio of net investment income to average net assets (%)	2.23	2.06	3.64	4.77	4.51
Portfolio turnover rate (%)	515.8	713.7	633.1	800.2	943.9
Net assets, end of period (in millions)	$4,436.1	$3,958.7	$2,849.6	$1,353.6	$1,274.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.37	$11.93	$11.52	$12.21	$11.73

Income (Loss) from Investment Operations
Net investment income(a)	0.28	0.27	0.44	0.57	0.54
Net realized and unrealized gain (loss) on investments	0.13	0.69	1.44	(0.51)	0.35

Total from investment operations	0.41	0.96	1.88	0.06	0.89

Less Distributions
Distributions from net investment income	(0.34)	(0.45)	(0.93)	(0.46)	(0.41)
Distributions from net realized capital gains	(0.39)	(0.07)	(0.54)	(0.29)	0.00

Total distributions	(0.73)	(0.52)	(1.47)	(0.75)	(0.41)

Net Asset Value, End of Period	$12.05	$12.37	$11.93	$11.52	$12.21

Total Return (%)	3.37	8.24	18.21	0.47	7.63

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	0.66	0.67	0.67	0.69
Ratio of net investment income to average net assets (%)	2.31	2.17	3.82	4.88	4.61
Portfolio turnover rate (%)	515.8	713.7	633.1	800.2	943.9
Net assets, end of period (in millions)	$83.2	$118.5	$110.9	$88.8	$132.0

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying investments. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions to seek to enhance returns. Reverse repurchase agreements involve sales by the Portfolio of securities concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Portfolio may decline below the price of the securities the Portfolio has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities. For the year ended December 31, 2011, the Portfolio had an outstanding reverse repurchase agreement balance for 117 days. The average amount of borrowings was $223,128,183 and the weighted average interest rate was 0.18%.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value

TBA Purchase & Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the agreed upon repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$46,737,762	0.500%	First $1.2 Billion

	0.475%	Over $1.2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$45,242,840,299	$8,311,323,588	$45,817,361,217	$7,468,559,787

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of foreign currency forward contracts is typically the value of the currency the Portfolio is due from its counterparty at settlement plus the value of the currency paid, if any, to the Portfolio’s counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio gives the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain exposure to the broad equity markets or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tend to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options purchased to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instrument, if there is an illiquid secondary market for the option contract, or if the counterparty to the option contract is unable to perform. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus the market value of the option.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered a loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires without being exercised, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received for a written option is recorded as an asset and an equivalent liability. The liability is marked-to-market daily based on the option’s quoted market price. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received is offset against the amount paid for the purchase of the underlying instrument.

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Portfolio’s exposure to interest rate risk. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation or index to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. An upfront payment received by the Portfolio is recorded as a liability on the books. An upfront payment made by the Portfolio is recorded as an asset on the books. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk—the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of credit default swaps, either as the protection seller or as the protection buyer, is the unrealized appreciation of the contract plus, when the Portfolio is the protection buyer, any premiums paid. This risk is mitigated by collateral posted by the counterparty.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end are disclosed in Note 9 to the Notes to Financials Statements and serve as an indicator of the status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2011 for which a Portfolio is the seller of protection are disclosed in Note 9 to the Notes to Financials Statements. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

Centrally Cleared Swaps: Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statements of Assets and Liabilities. Only a limited number of derivative transactions are currently eligible for clearing by clearinghouses.

Swap agreements are marked to market daily. The change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statement of Operations. Net periodic payments are included as part of realized gain (loss) on the Statement of Operations.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest Rate	Swaps at market value(a)	$42,479,395	Swaps at market value(b)	$10,866,709
	Unrealized appreciation on centrally cleared swaps*	13,223,232	Unrealized depreciation on centrally cleared swaps*	25,244,962
	Unrealized appreciation on futures contracts**	26,860,740	Unrealized depreciation on futures contracts**	691,861
	Outstanding written options	—	Outstanding written options	7,740,056
Credit	Swaps at market value	21,001,102	Swaps at market value	45,808,084
Currency	Unrealized appreciation on forward foreign currency exchange contracts	49,952,628	Unrealized depreciation on forward foreign currency exchange contracts	26,223,142

Total		$153,517,097		$116,574,814

*	Represents the unrealized appreciation/depreciation of centrally cleared swaps. Only the variation margin is reported within the Statement of Assets and Liabilities.
**	Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate	Credit	Currency	Total
Foreign currency transactions	$—	$—	$(122,199,765)	$(122,199,765)
Future contracts	78,830,192	—	—	78,830,192
Swap contracts	(137,045,853)	22,989,466	—	(114,056,387)
Written options contracts	(21,554,284)	664,310	—	(20,889,974)

	$(79,769,945)	$23,653,776	$(122,199,765)	$(178,315,934)

Statement of Operations Location - Net Change in Unrealized Gain (Loss)	Interest Rate	Credit	Currency	Total
Foreign currency transactions	$—	$—	$17,362,738	$17,362,738
Future contracts	35,594,005	—	—	35,594,005
Swap contracts	15,343,296	(42,185,447)	—	(26,842,151)
Written options contracts	35,316,822	(34,175)	—	35,282,647

	$86,254,123	$(42,219,622)	$17,362,738	$61,397,239

For the year ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(c)
Foreign currency transactions	$3,206,652,797
Futures contracts long	13,022,065,977
Futures contracts short	(27,285,000)
Swap contracts	3,385,057,324
Written options contracts	(3,361,274,475)

(c)	Averages are based on activity levels during 2011.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts to buy:

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

1/4/2012	JPMorgan Chase Bank N.A.	138,979,739	BRL	$74,509,979	$74,420,208	$89,771

1/4/2012	JPMorgan Chase Bank N.A.	26,882,200	BRL	14,412,116	14,331,059	81,057

1/4/2012	Morgan Stanley & Co., Inc.	9,352,100	BRL	5,013,859	4,985,659	28,200

1/4/2012	UBS AG	102,745,439	BRL	55,084,004	54,774,197	309,807

2/9/2012	Barclays Bank plc	2,364,000	CAD	2,322,895	2,314,772	8,123

2/9/2012	JPMorgan Chase Bank N.A.	1,485,000	CAD	1,459,179	1,443,577	15,602

2/13/2012	Barclays Bank plc	4,300,777	CNY	682,730	672,669	10,061

2/13/2012	Citibank N.A.	53,000,000	CNY	8,413,520	8,216,417	197,103

2/13/2012	Citibank N.A.	71,900,000	CNY	11,413,813	11,154,723	259,090

2/13/2012	JPMorgan Chase Bank N.A.	108,762,192	CNY	17,265,525	16,829,740	435,785

6/1/2012	Barclays Bank plc	187,528,790	CNY	29,732,945	29,300,000	432,945

6/1/2012	Barclays Bank plc	56,871,000	CNY	9,016,975	8,900,000	116,975

6/1/2012	Barclays Bank plc	48,324,886	CNY	7,661,976	7,582,158	79,818

6/1/2012	Citibank N.A.	26,898,900	CNY	4,264,857	4,200,000	64,857

6/1/2012	Citibank N.A.	24,282,760	CNY	3,850,065	3,800,000	50,065

6/1/2012	Citibank N.A.	9,456,750	CNY	1,499,381	1,500,000	(619)

6/1/2012	Citibank N.A.	11,351,700	CNY	1,799,828	1,800,000	(172)

6/1/2012	JPMorgan Chase Bank N.A.	33,909,400	CNY	5,376,382	5,300,000	76,382

6/1/2012	JPMorgan Chase Bank N.A.	14,117,400	CNY	2,238,333	2,200,000	38,333

6/1/2012	JPMorgan Chase Bank N.A.	19,251,000	CNY	3,052,272	3,000,000	52,272

6/1/2012	JPMorgan Chase Bank N.A.	8,342,100	CNY	1,322,651	1,300,000	22,651

6/1/2012	JPMorgan Chase Bank N.A.	15,965,000	CNY	2,531,273	2,500,000	31,273

6/1/2012	JPMorgan Chase Bank N.A.	29,348,000	CNY	4,653,165	4,600,000	53,165

6/1/2012	JPMorgan Chase Bank N.A.	42,153,050	CNY	6,683,424	6,700,000	(16,576)

6/1/2012	JPMorgan Chase Bank N.A.	13,871,000	CNY	2,199,266	2,200,000	(734)

6/1/2012	JPMorgan Chase Bank N.A.	18,906,000	CNY	2,997,572	3,000,000	(2,428)

6/1/2012	JPMorgan Chase Bank N.A.	46,333,100	CNY	7,346,176	7,300,000	46,176

6/1/2012	Morgan Stanley & Co., Inc.	16,607,500	CNY	2,633,142	2,600,000	33,142

6/1/2012	Morgan Stanley & Co., Inc.	24,841,050	CNY	3,938,582	3,900,000	38,582

2/1/2013	Citibank N.A.	100,000,000	CNY	15,820,111	15,745,552	74,559

3/8/2012	Barclays Bank plc	1,043,000	DKK	182,124	181,448	676

1/4/2012	JPMorgan Chase Bank N.A.	78,168,000	EUR	101,395,603	104,356,781	(2,961,178)

1/4/2012	UBS AG	78,169,000	EUR	101,396,901	104,287,217	(2,890,316)

1/17/2012	Barclays Bank plc	4,207,000	EUR	5,457,490	5,955,619	(498,129)

1/17/2012	Barclays Bank plc	385,000	EUR	499,438	522,987	(23,549)

1/17/2012	Barclays Bank plc	1,307,000	EUR	1,695,493	1,767,166	(71,673)

1/17/2012	Barclays Bank plc	2,185,000	EUR	2,834,470	2,895,267	(60,797)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Buy		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

1/17/2012	Barclays Bank plc	2,890,000	EUR	$3,749,025	$3,761,306	$(12,281)

1/17/2012	Barclays Bank plc	1,778,000	EUR	2,306,493	2,297,777	8,716

1/17/2012	Citibank N.A.	399,000	EUR	517,599	543,873	(26,274)

1/17/2012	Citibank N.A.	2,875,000	EUR	3,729,566	3,874,393	(144,827)

1/17/2012	Deutsche Bank AG	2,591,000	EUR	3,361,150	3,592,447	(231,297)

1/17/2012	Deutsche Bank AG	712,000	EUR	923,635	964,838	(41,203)

1/17/2012	JPMorgan Chase Bank N.A.	554,000	EUR	718,671	771,633	(52,962)

1/17/2012	JPMorgan Chase Bank N.A.	4,997,000	EUR	6,482,310	6,868,788	(386,478)

1/17/2012	JPMorgan Chase Bank N.A.	344,000	EUR	446,251	465,711	(19,460)

1/17/2012	UBS AG	4,271,000	EUR	5,540,514	5,907,693	(367,179)

1/17/2012	UBS AG	790,000	EUR	1,024,820	1,089,671	(64,851)

2/2/2012	Goldman Sachs & Co.	156,337,000	EUR	202,824,102	205,159,482	(2,335,380)

1/4/2012	Citibank N.A.	47,776,000	GBP	74,222,409	74,192,258	30,151

2/2/2012	Citibank N.A.	23,888,000	GBP	37,101,758	37,447,784	(346,026)

2/2/2012	Goldman Sachs & Co.	24,399,000	GBP	37,895,420	37,597,273	298,147

3/12/2012	Barclays Bank plc	1,294,000	GBP	2,009,007	2,030,991	(21,984)

3/12/2012	Barclays Bank plc	21,779,000	GBP	33,813,111	34,026,159	(213,048)

3/12/2012	JPMorgan Chase Bank N.A.	1,082,000	GBP	1,679,865	1,689,886	(10,021)

1/31/2012	Citibank N.A.	147,642,200,000	IDR	16,240,074	16,272,699	(32,625)

7/12/2012	JPMorgan Chase Bank N.A.	1,937,092,000	INR	35,340,209	41,675,818	(6,335,609)

1/13/2012	Deutsche Bank AG	23,177,000	JPY	301,075	301,885	(810)

3/15/2012	Barclays Bank plc	13,715,550	MXN	977,240	982,032	(4,792)

3/15/2012	Barclays Bank plc	9,726,130	MXN	692,992	691,808	1,184

4/23/2012	JPMorgan Chase Bank N.A.	40,383,557	MYR	12,679,008	13,314,724	(635,716)

3/15/2012	Citibank N.A.	168,900,000	PHP	3,837,793	3,895,744	(57,951)

3/15/2012	Citibank N.A.	1,197,565,000	PHP	27,211,408	27,584,130	(372,722)

3/15/2012	Morgan Stanley & Co., Inc.	173,011,500	PHP	3,931,216	3,973,166	(41,950)

1/11/2012	Barclays Bank plc	127,386,100	TWD	4,207,682	4,444,735	(237,053)

1/26/2012	JPMorgan Chase Bank N.A.	19,761,250	ZAR	2,437,699	2,709,433	(271,734)

Net Unrealized Depreciation						$(15,805,736)

Open forward foreign currency exchange contracts to sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

2/23/2012	Citibank N.A.	4,822,000	AUD	$4,914,583	$4,765,563	$(149,020)

2/23/2012	Citibank N.A.	2,395,000	AUD	2,440,984	2,393,739	(47,245)

2/23/2012	Citibank N.A.	2,200,000	AUD	2,242,240	2,217,725	(24,515)

2/23/2012	Citibank N.A.	800,000	AUD	815,360	806,445	(8,915)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

1/4/2012	JPMorgan Chase Bank N.A.	26,882,200	BRL	$14,412,116	$15,210,026	$797,910

1/4/2012	JPMorgan Chase Bank N.A.	138,979,739	BRL	74,509,979	74,090,915	(419,064)

1/4/2012	Morgan Stanley & Co., Inc.	5,199,600	BRL	2,787,616	2,800,000	12,384

1/4/2012	Morgan Stanley & Co., Inc.	4,152,500	BRL	2,226,243	2,200,000	(26,243)

1/4/2012	UBS AG	25,365,183	BRL	13,598,811	13,580,973	(17,838)

1/4/2012	UBS AG	7,939,360	BRL	4,256,459	4,400,000	143,541

1/4/2012	UBS AG	14,804,280	BRL	7,936,888	8,200,000	263,112

1/4/2012	UBS AG	9,463,050	BRL	5,073,341	5,100,000	26,659

1/4/2012	UBS AG	14,489,415	BRL	7,768,082	7,830,000	61,918

1/4/2012	UBS AG	14,473,755	BRL	7,759,686	7,830,000	70,314

1/4/2012	UBS AG	4,705,000	BRL	2,522,450	2,500,000	(22,450)

1/4/2012	UBS AG	4,336,650	BRL	2,324,970	2,300,000	(24,970)

1/4/2012	UBS AG	7,168,746	BRL	3,843,316	3,796,000	(47,316)

3/2/2012	JPMorgan Chase Bank N.A.	138,979,739	BRL	73,585,702	73,514,805	(70,897)

2/9/2012	Barclays Bank plc	235,266,000	CAD	231,175,242	229,802,447	(1,372,795)

2/9/2012	Barclays Bank plc	16,787,000	CAD	16,495,111	16,335,948	(159,163)

2/9/2012	Deutsche Bank AG	1,396,000	CAD	1,371,727	1,341,456	(30,271)

6/1/2012	Barclays Bank plc	15,373,200	CNY	2,437,442	2,400,000	(37,442)

6/1/2012	JPMorgan Chase Bank N.A.	9,628,500	CNY	1,526,612	1,500,000	(26,612)

6/1/2012	JPMorgan Chase Bank N.A.	9,637,500	CNY	1,528,039	1,500,000	(28,039)

6/1/2012	JPMorgan Chase Bank N.A.	14,052,500	CNY	2,228,043	2,200,000	(28,043)

6/1/2012	JPMorgan Chase Bank N.A.	15,318,000	CNY	2,428,690	2,400,000	(28,690)

6/1/2012	UBS AG	10,288,000	CNY	1,631,176	1,600,000	(31,176)

6/1/2012	UBS AG	17,883,600	CNY	2,835,469	2,800,000	(35,469)

1/3/2012	Barclays Bank plc	1,043,000	DKK	182,007	181,276	(731)

3/8/2012	JPMorgan Chase Bank N.A.	155,316,000	DKK	27,120,569	28,017,830	897,261

1/4/2012	Goldman Sachs & Co.	156,337,000	EUR	202,792,504	205,114,144	2,321,640

1/17/2012	Barclays Bank plc	3,680,000	EUR	4,773,845	4,980,199	206,354

1/17/2012	Barclays Bank plc	12,992,000	EUR	16,853,747	17,437,940	584,193

1/17/2012	Barclays Bank plc	8,423,000	EUR	10,926,656	10,961,886	35,230

1/17/2012	Barclays Bank plc	21,654,000	EUR	28,090,443	28,305,806	215,363

1/17/2012	Barclays Bank plc	600,000	EUR	778,344	784,312	5,968

1/17/2012	Citibank N.A.	6,300,000	EUR	8,172,614	8,709,510	536,896

1/17/2012	Citibank N.A.	12,029,000	EUR	15,604,504	16,078,996	474,492

1/17/2012	Citibank N.A.	1,200,000	EUR	1,556,688	1,585,502	28,814

1/17/2012	Citibank N.A.	15,895,000	EUR	20,619,636	21,001,301	381,665

1/17/2012	Citibank N.A.	7,112,000	EUR	9,225,974	9,258,473	32,499

1/17/2012	Citibank N.A.	5,757,000	EUR	7,468,213	7,494,520	26,307

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

1/17/2012	Citibank N.A.	2,157,000	EUR	$2,798,147	$2,981,970	$183,823

1/17/2012	Deutsche Bank AG	27,357,000	EUR	35,488,605	38,113,772	2,625,167

1/17/2012	Deutsche Bank AG	13,742,000	EUR	17,826,677	18,564,961	738,284

1/17/2012	Deutsche Bank AG	12,316,000	EUR	15,976,812	16,638,485	661,673

1/17/2012	Deutsche Bank AG	7,752,000	EUR	10,056,207	10,158,260	102,053

1/17/2012	Goldman Sachs & Co.	16,671,000	EUR	21,626,294	22,341,891	715,597

1/17/2012	Goldman Sachs & Co.	700,000	EUR	908,068	915,709	7,641

1/17/2012	Goldman Sachs & Co.	9,092,000	EUR	11,794,509	11,893,745	99,236

1/17/2012	JPMorgan Chase Bank N.A.	394,896,000	EUR	512,275,033	536,930,219	24,655,186

1/17/2012	JPMorgan Chase Bank N.A.	4,478,000	EUR	5,809,042	6,098,669	289,627

1/17/2012	JPMorgan Chase Bank N.A.	7,469,000	EUR	9,689,088	10,063,542	374,454

1/17/2012	JPMorgan Chase Bank N.A.	4,857,000	EUR	6,300,696	6,525,088	224,392

1/17/2012	JPMorgan Chase Bank N.A.	6,500,000	EUR	8,432,062	8,506,661	74,599

1/17/2012	UBS AG	8,660,000	EUR	11,234,102	11,720,834	486,732

1/17/2012	UBS AG	7,153,000	EUR	9,279,160	9,573,761	294,601

1/17/2012	UBS AG	18,984,000	EUR	24,626,811	24,758,781	131,970

1/4/2012	Citibank N.A.	23,888,000	GBP	37,111,205	37,456,384	345,179

1/4/2012	Goldman Sachs & Co.	24,399,000	GBP	37,905,069	37,606,179	(298,890)

3/12/2012	Barclays Bank plc	2,000	GBP	3,105	3,117	12

3/12/2012	Deutsche Bank AG	16,600,000	GBP	25,772,425	25,761,042	(11,383)

3/12/2012	JPMorgan Chase Bank N.A.	190,746,000	GBP	296,143,796	299,151,720	3,007,924

3/12/2012	JPMorgan Chase Bank N.A.	3,000,000	GBP	4,657,667	4,643,217	(14,450)

1/31/2012	Barclays Bank plc	12,695,000,000	IDR	1,396,401	1,413,697	17,296

1/31/2012	Morgan Stanley & Co., Inc.	14,288,077,000	IDR	1,571,633	1,581,939	10,306

1/31/2012	UBS AG	8,811,000,000	IDR	969,176	975,208	6,032

7/2/2012	Goldman Sachs & Co.	111,848,123,000	IDR	12,124,515	12,020,217	(104,298)

7/12/2012	Barclays Bank plc	1,138,247,000	INR	20,766,121	22,063,326	1,297,205

7/12/2012	Deutsche Bank AG	285,152,000	INR	5,202,299	5,600,000	397,701

7/12/2012	JPMorgan Chase Bank N.A.	234,094,000	INR	4,270,799	4,600,000	329,201

7/12/2012	JPMorgan Chase Bank N.A.	120,500,000	INR	2,198,396	2,369,901	171,505

7/12/2012	JPMorgan Chase Bank N.A.	159,099,000	INR	2,902,594	3,125,717	223,123

1/30/2012	Citibank N.A.	2,886,191,386	JPY	37,501,802	37,674,804	173,002

1/30/2012	Deutsche Bank AG	2,886,191,386	JPY	37,501,802	37,693,993	192,191

1/30/2012	Goldman Sachs & Co.	2,460,813,884	JPY	31,974,648	32,138,094	163,446

1/30/2012	JPMorgan Chase Bank N.A.	2,886,191,386	JPY	37,501,802	37,673,820	172,018

1/30/2012	UBS AG	590,611,958	JPY	7,674,132	7,714,619	40,487

2/6/2012	Barclays Bank plc	305,869,966	JPY	3,974,743	4,028,978	54,235

2/6/2012	Citibank N.A.	218,260,068	JPY	2,836,263	2,874,934	38,671

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

2/6/2012	JPMorgan Chase Bank N.A.	305,869,966	JPY	$3,974,743	$4,028,846	$54,103

2/13/2012	Citibank N.A.	3,668,174,587	JPY	47,673,767	46,992,936	(680,831)

2/13/2012	Westpac Banking Corp.	2,641,825,413	JPY	34,334,726	33,795,899	(538,827)

2/21/2012	UBS AG	33,460,000,000	JPY	434,931,527	431,870,103	(3,061,424)

2/27/2012	Barclays Bank plc	1,348,117,763	JPY	17,525,560	17,535,123	9,563

2/27/2012	Citibank N.A.	908,832,537	JPY	11,814,842	11,821,212	6,370

2/27/2012	Deutsche Bank AG	1,348,117,763	JPY	17,525,560	17,533,070	7,510

2/27/2012	JPMorgan Chase Bank N.A.	1,356,814,175	JPY	17,638,613	17,643,877	5,264

2/27/2012	UBS AG	1,348,117,763	JPY	17,525,560	17,532,614	7,054

3/15/2012	UBS AG	13,291,500	MXN	947,026	1,000,000	52,974

3/15/2012	UBS AG	11,962,350	MXN	852,324	900,000	47,676

4/23/2012	Citibank N.A.	40,383,557	MYR	12,679,008	13,047,999	368,991

3/15/2012	Barclays Bank plc	856,376,123	PHP	19,458,819	20,034,533	575,714

3/15/2012	Barclays Bank plc	31,200,000	PHP	708,935	727,273	18,338

3/15/2012	Barclays Bank plc	39,788,877	PHP	904,094	926,184	22,090

3/15/2012	Barclays Bank plc	52,100,000	PHP	1,183,831	1,211,628	27,797

3/15/2012	Citibank N.A.	13,000,000	PHP	295,390	292,991	(2,399)

3/15/2012	Citibank N.A.	26,000,000	PHP	590,779	584,927	(5,852)

3/15/2012	Goldman Sachs & Co.	89,985,000	PHP	2,044,664	2,100,000	55,336

3/15/2012	JPMorgan Chase Bank N.A.	34,816,000	PHP	791,099	800,000	8,901

3/15/2012	JPMorgan Chase Bank N.A.	194,568,000	PHP	4,421,029	4,400,000	(21,029)

3/15/2012	JPMorgan Chase Bank N.A.	128,296,000	PHP	2,915,178	2,900,000	(15,178)

3/15/2012	JPMorgan Chase Bank N.A.	73,346,500	PHP	1,666,600	1,700,000	33,400

2/10/2012	Barclays Bank plc	18,450,482	SGD	14,247,115	14,442,534	195,419

1/11/2012	Barclays Bank plc	57,140,100	TWD	1,887,391	1,866,409	(20,982)

1/11/2012	Morgan Stanley & Co., Inc.	39,676,000	TWD	1,310,535	1,300,000	(10,535)

1/11/2012	Morgan Stanley & Co., Inc.	30,570,000	TWD	1,009,756	1,000,000	(9,756)

1/26/2012	Barclays Bank plc	322,605	ZAR	39,796	39,918	122

1/26/2012	Goldman Sachs & Co.	17,438,645	ZAR	2,151,188	2,193,347	42,159

1/26/2012	JPMorgan Chase Bank N.A.	900,000	ZAR	111,022	112,000	978

1/26/2012	JPMorgan Chase Bank N.A.	1,100,000	ZAR	135,694	136,806	1,112

Net Unrealized Appreciation						$39,535,222

AUD—	Australian Dollar
BRL—	Brazilian Real
CAD—	Canadian Dollar
CNY—	China Yuan Renminbi
DKK—	Danish Krone
EUR—	Euro
GBP—	British Pound
IDR—	Indonesian Rupiah
INR—	Indian Rupee

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Forward Foreign Currency Exchange Contracts - continued

JPY—	Japanese Yen
MXN—	Mexican Peso
MYR—	Malaysian Ringgit
PHP—	Philippine Peso
SGD—	Singapore Dollar
TWD—	New Taiwan Dollar
ZAR—	South African Rand

7. Futures Contracts

The futures contracts outstanding as of December 31, 2011 and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long	Exchange	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)

90 Day EuroDollar Futures	Chicago Mercantile Exchange	6/18/2012	1,674	$415,516,759	$415,549,575	$32,816

90 Day EuroDollar Futures	NYSE Liffe	3/18/2013	2,041	507,114,986	506,423,125	(691,861)

90 Day EuroDollar Futures	Chicago Mercantile Exchange	3/18/2013	7,813	1,935,601,779	1,938,600,625	2,998,846

90 Day EuroDollar Futures	Chicago Mercantile Exchange	6/17/2013	9,725	2,403,615,954	2,412,650,938	9,034,984

90 Day EuroDollar Futures	Chicago Mercantile Exchange	9/16/2013	2,844	701,184,878	705,383,100	4,198,222

90 Day EuroDollar Futures	Chicago Mercantile Exchange	12/16/2013	925	229,007,726	229,295,938	288,212

90 Day EuroDollar Futures	Chicago Mercantile Exchange	3/17/2014	1,874	460,990,641	464,142,950	3,152,309

90 Day EuroDollar Futures	Chicago Mercantile Exchange	6/16/2014	338	83,566,586	83,600,075	33,489

U.S. Treasury Note 5 Year Futures	Chicago Board of Trade	3/30/2012	7,798	957,942,689	961,164,426	3,221,737

U.S. Treasury Note 10 Year Futures	Chicago Mercantile Exchange	3/21/2012	4,213	548,553,552	552,429,625	3,876,073

U.S. Treasury Bond 30 Year Futures	Chicago Board of Trade	3/21/2012	7	989,635	1,013,687	24,052

Net Unrealized Appreciation						$26,168,879

8. Options Written

Options written as of December 31, 2011 were as follows:

Inflation Floors

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value	Unrealized Appreciation

Floor - OTC CPURNSA Index	Deutsche Bank AG	215.949	Maximum of ((1+0.000%)[10] - Inflation Adjustment) or 0	3/10/2020	$(5,800,000)	$(43,500)	$(26,132)	$17,368

Floor - OTC CPURNSA Index	Citibank N.A.	215.949	Maximum of ((1+0.000%)[10] - Inflation Adjustment) or 0	3/12/2020	(16,200,000)	(137,080)	(61,943)	75,137

Floor - OTC CPURNSA Index	Citibank N.A.	216.687	Maximum of ((1+0.000%)[10] - Inflation Adjustment) or 0	4/7/2020	(38,800,000)	(346,040)	(153,931)	192,109

Floor - OTC CPURNSA Index	Citibank N.A.	217.965	Maximum of ((1+0.000%)[10] - Inflation Adjustment) or 0	9/29/2020	(17,500,000)	(225,750)	(73,698)	152,052

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Options Written - continued

Description	Counterparty	Strike Index	Exercise Index	Expiration Date	Notional Amount	Premium	Market Value	Unrealized Appreciation

Floor - OTC CPURNSA Index	Deutsche Bank AG	218.011	Maximum of ((1+0.000%)[10] - Inflation Adjustment) or 0	10/13/2020	(18,000,000)	(176,400)	(85,870)	90,530

Total						$(928,770)	$(401,574)	$527,196

CPURNSA—Consumer Price All Urban Non-Seasonally Adjusted.

Interest Rate Swaptions

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premium	Market Value	Unrealized Appreciation/ (Depreciation)

Put - OTC - 1-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	1.000%	11/19/2012	$(139,600,000)	$(796,459)	$(188,586)	$607,873

Put - OTC - 1-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	1.750%	7/11/2013	(704,400,000)	(3,307,719)	(955,871)	2,351,848

Put - OTC - 2-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Pay	2.250%	9/24/2012	(23,000,000)	(156,689)	(9,138)	147,551

Put - OTC - 2-Year Interest Rate Swap	Goldman Sachs & Co.	3-Month USD-LIBOR	Pay	2.250%	9/24/2012	(89,300,000)	(529,847)	(35,479)	494,368

Put - OTC - 2-Year Interest Rate Swap	Morgan Stanley & Co., Inc.	3-Month USD-LIBOR	Pay	2.250%	9/24/2012	(196,500,000)	(1,247,163)	(78,069)	1,169,094

Put - OTC - 2-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Pay	0.915%	11/14/2012	(51,000,000)	(229,500)	(179,857)	49,643

Put - OTC - 2-Year Interest Rate Swap	Morgan Stanley & Co., Inc.	3-Month USD-LIBOR	Pay	0.915%	11/14/2012	(353,800,000)	(982,197)	(1,247,711)	(265,514)

Put - OTC - 2-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	1.200%	7/11/2013	(104,900,000)	(740,358)	(590,073)	150,285

Put - OTC - 3-Year Interest Rate Swap	Barclays Bank plc	3-Month USD-LIBOR	Pay	3.000%	6/18/2012	(50,200,000)	(448,988)	(1,626)	447,362

Put - OTC - 3-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Pay	3.000%	6/18/2012	(189,200,000)	(2,064,210)	(6,130)	2,058,080

Put - OTC - 3-Year Interest Rate Swap	Credit Suisse International	3-Month USD-LIBOR	Pay	3.000%	6/18/2012	(115,800,000)	(732,435)	(3,752)	728,683

Put - OTC - 3-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	2.750%	6/18/2012	(240,800,000)	(2,499,648)	(14,857)	2,484,791

Put - OTC - 3-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	3.000%	6/18/2012	(72,500,000)	(788,856)	(2,348)	786,508

Put - OTC - 3-Year Interest Rate Swap	JPMorgan Chase Bank N.A.	3-Month USD-LIBOR	Pay	3.000%	6/18/2012	(167,600,000)	(1,750,744)	(5,430)	1,745,314

Put - OTC - 3-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	1.000%	8/13/2012	(39,300,000)	(403,807)	(197,416)	206,391

Put - OTC - 5-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Pay	3.250%	7/16/2012	(99,100,000)	(2,450,082)	(15,648)	2,434,434

Put - OTC - 5-Year Interest Rate Swap	Citibank N.A.	3-Month USD-LIBOR	Pay	1.700%	8/13/2012	(408,200,000)	(7,041,449)	(2,672,975)	4,368,474

Put - OTC - 5-Year Interest Rate Swap	Deutsche Bank AG	3-Month USD-LIBOR	Pay	1.700%	8/13/2012	(156,600,000)	(2,169,887)	(1,025,449)	1,144,438

Put - OTC - 10-Year Interest Rate Swap	Morgan Stanley & Co., Inc.	3-Month USD-LIBOR	Pay	10.000%	7/10/2012	(40,200,000)	(242,205)	(4)	242,201

Total							$(28,582,243)	$(7,230,419)	$21,351,824

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Options Written - continued

Options on Exchange-Traded Futures Contracts

Description	Exercise Price	Expiration Date	# of Contracts	Premium	Market Value	Unrealized Appreciation

Put - CME 90-Day Eurodollar March Futures	$99	3/19/2012	(1,330)	$(1,059,324)	$(108,063)	$951,261

The Portfolio transactions in options written during the period ended December 31, 2011 were as follows:

Call Options	Notional Amount	Premium Received

Options outstanding December 31, 2010	736,201,887	$6,557,029

Options written	1,903,901,749	5,681,699

Options bought back	(1,211,603,636)	(5,063,626)

Options expired	(1,428,500,000)	(7,175,102)

Options outstanding December 31, 2011	—	$—

Put Options	Notional Amount	Premium Received

Options outstanding December 31, 2010	1,882,301,887	$17,650,522

Options written	3,197,502,942	21,043,528

Options bought back	(951,401,612)	(3,029,300)

Options expired	(790,101,887)	(5,094,413)

Options outstanding December 31, 2011	3,338,301,330	$30,570,337

9. Reverse Repurchase Agreements

Reverse repurchase agreements as of December 31, 2011 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Par Value		Closing Amount

Deutsche Bank AG	(1.25%)	12/14/2011	12/31/2013	USD	1,008,000	$1,008,000

JPMorgan Chase Bank N.A.	0.15%	11/3/2011	1/13/2012	USD	12,756,500	12,756,500

Total						$13,764,500

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

USD—United States Dollar

10. Swap Agreements

Open OTC interest rate swap agreements at December 31, 2011 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Pay	AUD 6MBB	4.250%	6/15/2017	Barclays Bank plc	AUD	2,800,000	$(9,392)	$(2,754)	$(6,638)

Pay	AUD 6MBB	5.000%	6/15/2017	Citibank N.A.	AUD	5,800,000	176,089	43,670	132,419

Pay	AUD 6MBB	4.250%	6/15/2017	Deutsche Bank AG	AUD	4,200,000	(14,089)	(2,301)	(11,788)

Pay	AUD 6MBB	5.000%	6/15/2017	Deutsche Bank AG	AUD	8,600,000	261,097	67,697	193,400

Pay	AUD 6MBB	5.000%	6/15/2017	Goldman Sachs & Co.	AUD	62,600,000	1,900,541	237,387	1,663,154

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Swap Agreements - continued

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Pay	AUD 6MBB	5.250%	6/15/2022	Citibank N.A.	AUD	16,300,000	$818,509	$(116,321)	$934,830

Pay	EUR 6ME	2.500%	9/21/2018	Barclays Bank plc	EUR	8,300,000	321,107	(139,861)	460,968

Pay	EUR 6ME	3.000%	9/21/2021	Barclays Bank plc	EUR	24,400,000	1,773,951	231,605	1,542,346

Pay	EUR 6ME	3.500%	9/21/2021	Barclays Bank plc	EUR	21,800,000	2,833,168	283,309	2,549,859

Pay	EUR 6ME	2.500%	3/21/2022	Barclays Bank plc	EUR	24,100,000	218,145	4,592	213,553

Pay	GBP 6ML	3.000%	3/21/2022	Barclays Bank plc	GBP	133,800,000	12,594,582	169,565	12,425,017

Pay	MXN TIIE	5.600%	9/6/2016	Barclays Bank plc	MXN	313,000,000	(191,521)	145,041	(336,562)

Pay	MXN TIIE	5.600%	9/6/2016	Morgan Stanley & Co., Inc.	MXN	37,200,000	(22,762)	7,444	(30,206)

Pay	MXN TIIE	6.350%	6/2/2021	Morgan Stanley & Co., Inc.	MXN	30,900,000	(60,106)	7,317	(67,423)

Receive	USD 3ML	4.250%	6/15/2041	Goldman Sachs & Co.	USD	6,200,000	(2,133,507)	124,000	(2,257,507)

Receive	USD 3ML	4.000%	12/21/2041	Deutsche Bank AG	USD	8,700,000	(2,559,951)	(34,800)	(2,525,151)

Pay	USD FED	0.500%	9/19/2013	Morgan Stanley & Co., Inc.	USD	137,900,000	460,986	(179,270)	640,256

Pay	USD FED	1.000%	9/19/2014	BNP Paribas S.A.	USD	54,600,000	793,092	(19,110)	812,202

Pay	USD FED	0.500%	9/19/2014	Goldman Sachs & Co.	USD	27,600,000	122,309	(117,852)	240,161

Pay	BRL CDI	12.540%	1/2/2012	Merrill Lynch & Co., Inc.	BRL	80,800,000	2,476,909	(443,165)	2,920,074

Pay	BRL CDI	10.115%	1/2/2012	Morgan Stanley & Co., Inc.	BRL	295,300,000	(5,875,381)	(7,355,900)	1,480,519

Pay	BRL CDI	12.540%	1/2/2012	Morgan Stanley & Co., Inc.	BRL	90,500,000	2,774,261	(503,219)	3,277,480

Pay	BRL CDI	12.455%	1/2/2013	Barclays Bank plc	BRL	18,800,000	234,708	9,206	225,502

Pay	BRL CDI	11.890%	1/2/2013	Goldman Sachs & Co.	BRL	52,700,000	885,860	47,758	838,102

Pay	BRL CDI	11.930%	1/2/2013	Goldman Sachs & Co.	BRL	63,700,000	1,083,814	(91,373)	1,175,187

Pay	BRL CDI	12.070%	1/2/2013	JPMorgan Chase Bank N.A.	BRL	64,200,000	953,289	150,874	802,415

Pay	BRL CDI	12.170%	1/2/2013	JPMorgan Chase Bank N.A.	BRL	43,900,000	902,004	158,550	743,454

Pay	BRL CDI	10.455%	1/2/2013	Morgan Stanley & Co., Inc.	BRL	20,000,000	14,515	(10,421)	24,936

Pay	BRL CDI	11.980%	1/2/2013	Morgan Stanley & Co., Inc.	BRL	31,600,000	560,243	49,229	511,014

Pay	BRL CDI	12.500%	1/2/2013	Morgan Stanley & Co., Inc.	BRL	39,400,000	505,009	29,991	475,018

Pay	BRL CDI	12.590%	1/2/2013	Morgan Stanley & Co., Inc.	BRL	321,000,000	6,827,211	289,533	6,537,678

Pay	BRL CDI	10.605%	1/2/2013	UBS AG	BRL	30,800,000	52,441	—	52,441

Pay	BRL CDI	10.830%	1/2/2014	Barclays Bank plc	BRL	9,300,000	31,485	6,125	25,360

Pay	BRL CDI	11.990%	1/2/2014	Barclays Bank plc	BRL	19,400,000	395,216	86,039	309,177

Pay	BRL CDI	12.650%	1/2/2014	Goldman Sachs & Co.	BRL	23,900,000	750,225	192,551	557,674

Pay	BRL CDI	10.870%	1/2/2014	JPMorgan Chase Bank N.A.	BRL	15,500,000	58,318	—	58,318

Pay	BRL CDI	10.580%	1/2/2014	Morgan Stanley & Co., Inc.	BRL	59,500,000	59,211	(109,697)	168,908

Pay	BRL CDI	11.670%	1/2/2014	Morgan Stanley & Co., Inc.	BRL	27,600,000	294,735	10,991	283,744

Pay	BRL CDI	11.890%	1/2/2014	Morgan Stanley & Co., Inc.	BRL	38,000,000	617,824	(3,526)	621,350

Pay	BRL CDI	12.510%	1/2/2014	Morgan Stanley & Co., Inc.	BRL	3,400,000	99,725	15,642	84,083

Pay	BRL CDI	12.540%	1/2/2014	Morgan Stanley & Co., Inc.	BRL	31,900,000	593,435	(21,667)	615,102

Pay	BRL CDI	10.770%	1/2/2014	UBS AG	BRL	12,600,000	35,381	(6,035)	41,416

Total							$31,612,686	$(6,789,156)	$38,401,842

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Swap Agreements - continued

Open centrally cleared swap agreements at December 31, 2011 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)

Pay	EUR 6ME	3.500%	9/21/2021	EUR	59,400,000	$1,423,138

Pay	EUR 6ME	3.650%	9/21/2021	EUR	11,000,000	305,434

Pay	EUR 6ME	2.500%	3/21/2022	EUR	191,900,000	6,180,353

Pay	EUR 6ME	2.750%	3/21/2022	EUR	81,600,000	1,968,724

Receive	EUR 6ME	3.000%	3/21/2022	EUR	73,600,000	1,329,481

Pay	EUR 6ME	2.500%	3/21/2022	EUR	62,600,000	2,016,102

Pay	USD 3ML	4.000%	12/21/2014	USD	57,800,000	(4,917,059)

Receive	USD 3ML	4.250%	6/15/2041	USD	311,700,000	(18,055,058)

Receive	USD 3ML	4.250%	6/15/2041	USD	24,200,000	(2,272,845)

Total						$(12,021,730)

Open credit default swaps at December 31, 2011 were as follows:

OTC Credit default swaps on corporate and sovereign issuers - Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

CNA Financial Corp. 5.850%, due 12/15/2014	(0.630%)	12/20/2014	Bank of America N.A.	1.658%	5,000,000	$149,133	$—	$149,133

Con-way, Inc. 7.250%, due 1/15/2018	(1.834%)	3/20/2018	Bank of America N.A.	2.914%	10,000,000	629,835	—	629,835

Liberty Mutual Group, Inc. 5.750%, due 3/15/2014	(0.680%)	3/20/2014	Bank of America N.A.	2.143%	5,750,000	208,335	—	208,335

Limited Brands, Inc. 6.900%, due 7/15/2017	(2.290%)	9/20/2017	Bank of America N.A.	2.171%	10,000,000	(5,398)	—	(5,398)

Limited Brands, Inc. 6.900%, due 7/15/2017	(3.113%)	9/20/2017	Morgan Stanley & Co., Inc.	2.171%	5,000,000	(217,242)	—	(217,242)

Pearson Dollar Finance plc 5.700%, due 6/1/2014	(0.830%)	6/20/2014	JPMorgan Chase Bank N.A.	0.285%	5,000,000	(64,118)	—	(64,118)

Pearson Dollar Finance plc 5.700%, due 6/1/2014	(0.760%)	6/20/2014	Morgan Stanley & Co., Inc.	0.285%	8,500,000	(94,304)	—	(94,304)

R.R. Donnelley & Sons Co. 4.950%, due 4/01/2014	(1.030%)	6/20/2014	Bank of America N.A.	5.080%	6,200,000	613,887	—	613,887

Rohm & Haas Co. 6.000%, due 9/15/2017	(0.423%)	9/20/2017	Bank of America N.A.	0.374%	8,500,000	(32,842)	—	(32,842)

Total						$1,187,286	$—	$1,187,286

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Swap Agreements - continued

OTC Credit default swaps on corporate and sovereign issues - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

AIG, Inc. 6.250%, due 5/1/2036	1.000%	12/20/2020	Goldman Sachs & Co.	4.880%	2,700,000	$(609,900)	$(580,817)	$(29,083)

AIG, Inc. 6.250%, due 5/1/2036	1.000%	12/20/2020	UBS AG	4.880%	100,000	(22,589)	(22,065)	(524)

Ally Financial, Inc. 8.300%, due 2/12/2015	5.000%	12/20/2016	Deutsche Bank AG	6.349%	23,000,000	(1,213,667)	(891,296)	(322,371)

ArcelorMittal 6.125% due 6/1/2018	1.000%	6/20/2016	Credit Suisse International	5.365%	4,400,000	(694,261)	(221,992)	(472,269)

Berkshire Hathaway Finance Corp. 4.625%, due 10/15/2013	1.000%	3/20/2015	Goldman Sachs & Co.	1.453%	3,100,000	(44,681)	(54,777)	10,096

Berkshire Hathaway Finance Corp. 4.625%, due 10/15/2013	1.000%	3/20/2016	Citibank N.A.	1.680%	900,000	(23,046)	(10,165)	(12,881)

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	12/20/2012	Barclays Bank plc	0.786%	4,700,000	10,858	7,188	3,670

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	6/20/2015	Citibank N.A.	1.292%	11,700,000	(120,909)	(327,293)	206,384

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	6/20/2015	Deutsche Bank AG	1.294%	6,100,000	(63,038)	(66,949)	3,911

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	6/20/2015	JPMorgan Chase Bank N.A.	1.294%	12,700,000	(131,243)	(139,386)	8,143

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	9/20/2015	Citibank N.A.	1.337%	1,200,000	(15,167)	(18,832)	3,665

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	9/20/2015	JPMorgan Chase Bank N.A.	1.337%	4,100,000	(51,821)	(41,229)	(10,592)

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	9/20/2015	UBS AG	1.337%	1,600,000	(20,223)	(15,139)	(5,084)

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	12/20/2015	Morgan Stanley & Co., Inc.	1.376%	37,100,000	(552,598)	(214,047)	(338,551)

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	3/20/2016	Citibank N.A.	1.406%	14,800,000	(253,478)	(280,796)	27,318

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	3/20/2016	Deutsche Bank AG	1.410%	25,000,000	(428,174)	(146,458)	(281,716)

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	3/20/2016	Morgan Stanley & Co., Inc.	1.410%	25,000,000	(428,174)	(146,458)	(281,716)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Brazilian Government International Bond 12.250% due 3/6/2030	1.000%	6/20/2016	Citibank N.A.	1.469%	19,300,000	$(393,960)	$(65,160)	$(328,800)

Brazilian Government International Bond 12.250% due 3/6/2030	1.000%	6/20/2016	Deutsche Bank AG	1.469%	11,000,000	(224,537)	(36,869)	(187,668)

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	9/20/2016	JPMorgan Chase Bank N.A.	1.512%	5,900,000	(139,554)	(34,458)	(105,096)

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	12/20/2016	Barclays Bank plc	1.568%	31,100,000	(833,956)	(783,302)	(50,654)

Brazilian Government International Bond 12.250%, due 3/6/2030	1.000%	9/20/2021	Barclays Bank plc	1.871%	5,000,000	(357,895)	(295,327)	(62,568)

China Government International Bond 4.750%, due 10/29/2013	1.000%	3/20/2015	Deutsche Bank AG	1.173%	15,000,000	(40,979)	85,576	(126,555)

China Government International Bond 4.750%, due 10/29/2013	1.000%	3/20/2016	Barclays Bank plc	1.249%	1,200,000	(14,078)	14,340	(28,418)

China Government International Bond 4.750%, due 10/29/2013	1.000%	3/20/2016	BNP Paribas S.A.	1.249%	600,000	(7,039)	7,258	(14,297)

China Government International Bond 4.750% due 10/29/2013	1.000%	6/20/2016	Citibank N.A.	1.315%	13,400,000	(200,122)	141,012	(341,134)

China Government International Bond 4.750% due 10/29/2013	1.000%	6/20/2016	Deutsche Bank AG	1.315%	3,600,000	(53,764)	34,343	(88,107)

China Government International Bond 4.750% due 10/29/2013	1.000%	6/20/2016	JPMorgan Chase Bank N.A.	1.332%	11,700,000	(174,734)	125,946	(300,680)

China Government International Bond 4.750% due 10/29/2013	1.000%	9/20/2016	Deutsche Bank AG	1.373%	2,200,000	(39,792)	12,154	(51,946)

China Government International Bond 4.750%, due 10/29/2013	1.000%	9/20/2016	Goldman Sachs & Co.	1.373%	800,000	(14,470)	4,287	(18,757)

China Government International Bond 4.750% due 10/29/2013	1.000%	9/20/2016	JPMorgan Chase Bank N.A.	1.373%	6,400,000	(115,760)	38,707	(154,467)

China Government International Bond 4.750% due 10/29/2013	1.000%	9/20/2016	Morgan Stanley & Co., Inc.	1.385%	2,400,000	(43,410)	12,238	(55,648)

China Government International Bond 4.750% due 10/29/2013	1.000%	9/20/2016	UBS AG	1.385%	700,000	(12,661)	3,634	(16,295)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Egypt Government International Bond 5.750%, due 4/29/2020	1.000%	3/20/2016	Deutsche Bank AG	6.230%	18,400,000	$(3,419,338)	$(1,946,383)	$(1,472,955)

Egypt Government International Bond 5.750%, due 4/29/2020	1.000%	3/20/2016	JPMorgan Chase Bank N.A.	6.230%	3,600,000	(669,001)	(443,014)	(225,987)

General Electric Capital Corp. 5.625%, due 9/15/2017	6.950%	3/20/2013	Citibank N.A.	1.663%	375,000	24,239	—	24,239

General Electric Capital Corp 5.625%, due 9/15/2017	4.000%	12/20/2013	Citibank N.A.	1.947%	3,600,000	143,307	—	143,307

General Electric Capital Corp. 5.625%, due 9/15/2017	4.000%	12/20/2013	Citibank N.A.	1.947%	20,800,000	827,996	—	827,996

General Electric Capital Corp. 5.625%, due 9/15/2017	4.200%	12/20/2013	Citibank N.A.	1.947%	21,900,000	956,256	—	956,256

General Electric Capital Corp. 5.625%, due 9/15/2017	4.325%	12/20/2013	Citibank N.A.	1.947%	10,200,000	469,969	—	469,969

General Electric Capital Corp. 5.625%, due 9/15/2017	4.850%	12/20/2013	Citibank N.A.	1.947%	9,100,000	511,424	—	511,424

General Electric Capital Corp. 5.625%, due 9/15/2017	4.875%	12/20/2013	Citibank N.A.	1.947%	3,100,000	175,716	—	175,716

General Electric Capital Corp. 5.625%, due 9/15/2017	1.000%	12/20/2015	Morgan Stanley & Co., Inc.	2.358%	13,500,000	(669,992)	(264,491)	(405,501)

Government of France 4.250%, due 4/25/2019	0.250%	9/20/2015	UBS AG	1.931%	1,400,000	(84,279)	(37,101)	(47,178)

Government of France 4.250%, due 4/25/2019	0.250%	3/20/2016	Deutsche Bank AG	1.978%	7,200,000	(506,360)	(291,432)	(214,928)

Government of France 4.250%, due 4/25/2019	0.250%	3/20/2016	Morgan Stanley & Co., Inc.	1.978%	1,600,000	(112,524)	(54,485)	(58,039)

Government of France 4.250%, due 4/25/2019	0.250%	3/20/2016	UBS AG	1.978%	2,500,000	(175,819)	(101,149)	(74,670)

Government of France 4.250% due 4/25/2019	0.250%	6/20/2016	Goldman Sachs & Co.	2.027%	26,100,000	(1,987,727)	(681,657)	(1,306,070)

Government of France 4.250%, due 4/25/2019	0.250%	9/20/2016	Barclays Bank plc	2.070%	2,900,000	(237,461)	(177,319)	(60,142)

Government of France 4.250%, due 4/25/2019	0.250%	9/20/2016	Deutsche Bank AG	2.097%	24,400,000	(1,997,945)	(1,906,816)	(91,129)

Government of France 4.250%, due 4/25/2019	0.250%	9/20/2016	Goldman Sachs & Co.	2.097%	3,700,000	(302,967)	(187,727)	(115,240)

Government of France 4.250%, due 4/25/2019	0.250%	9/20/2016	Morgan Stanley & Co., Inc.	2.070%	3,600,000	(294,779)	(169,989)	(124,790)

Government of France 4.250%, due 4/25/2019	0.250%	9/20/2016	UBS AG	0.609%	600,000	(49,130)	(31,822)	(17,308)

Government of France 4.250%, due 4/25/2019	0.250%	12/20/2016	Goldman Sachs & Co.	2.138%	15,200,000	(1,329,143)	(1,136,275)	(192,868)

Government of South Korea 4.875% due 9/22/2014	1.000%	6/20/2016	Deutsche Bank AG	1.481%	3,100,000	(66,084)	1,476	(67,560)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Government of South Korea 4.875% due 9/22/2014	1.000%	6/20/2016	Deutsche Bank AG	1.481%	2,000,000	$(42,635)	$1,429	$(44,064)

Government of South Korea 4.875%, due 9/22/2014	1.000%	9/20/2016	UBS AG	1.552%	8,100,000	(195,885)	—	(195,885)

Japanese Government Bond 2.000%, due 3/21/2022	1.000%	12/20/2015	Goldman Sachs & Co.	1.260%	6,700,000	(56,443)	163,889	(220,332)

Japanese Government Bond 2.000%, due 3/21/2022	1.000%	3/20/2016	JPMorgan Chase Bank N.A.	1.254%	4,300,000	(44,445)	37,798	(82,243)

Mexico Government International Bond 5.950%, due 3/19/2019	1.000%	3/20/2016	Citibank N.A.	1.356%	7,200,000	(106,051)	(130,608)	24,557

Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	3/20/2015	Citibank N.A.	1.179%	4,300,000	(23,446)	(98,727)	75,281

Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	3/20/2015	Deutsche Bank AG	1.179%	6,400,000	(34,897)	(146,943)	112,046

Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	9/20/2015	Citibank N.A.	1.269%	1,900,000	(19,316)	(28,651)	9,335

Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	9/20/2015	UBS AG	1.269%	600,000	(6,100)	(8,488)	2,388

Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	3/20/2016	Barclays Bank plc	1.356%	31,800,000	(468,394)	(244,359)	(224,035)

Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	3/20/2016	Deutsche Bank AG	1.350%	20,600,000	(303,425)	(151,130)	(152,295)

Mexico Government International Bond 7.500% due 4/8/2033	1.000%	6/20/2016	Citibank N.A.	1.403%	10,000,000	(176,366)	(21,564)	(154,802)

Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	3/20/2021	Barclays Bank plc	1.790%	24,600,000	(1,516,297)	(1,177,460)	(338,837)

Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	9/20/2016	Goldman Sachs & Co.	1.449%	4,600,000	(94,327)	(21,933)	(72,394)

Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	9/20/2016	Morgan Stanley & Co., Inc.	1.449%	9,400,000	(192,756)	(40,540)	(152,216)

Mexico Government International Bond 7.500%, due 4/8/2033	1.000%	9/20/2016	UBS AG	1.451%	4,100,000	(84,074)	(17,990)	(66,084)

Morgan Stanley 6.600%, due 4/01/2012	1.000%	9/20/2012	Barclays Bank plc	2.096%	800,000	(21,131)	(15,738)	(5,393)

Republic of Deutschland 6.000%, due 6/20/2016	0.250%	12/20/2016	Citibank N.A.	0.980%	4,800,000	(169,125)	(190,069)	20,944

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Republic of Deutschland 6.000%, due 6/20/2016	0.250%	12/20/2016	Goldman Sachs & Co.	0.980%	9,600,000	$(338,250)	$(377,857)	$39,607

Republic of Indonesia 6.750%, due 3/10/2014	1.000%	9/20/2015	Citibank N.A.	1.740%	1,400,000	(36,117)	(31,728)	(4,389)

Republic of Indonesia 6.750% due 3/10/2014	1.000%	6/20/2016	Citibank N.A.	1.924%	4,200,000	(162,620)	(77,852)	(84,768)

Republic of Indonesia 6.750% due 3/10/2014	1.000%	6/20/2016	Citibank N.A.	1.924%	1,700,000	(65,822)	(32,306)	(33,516)

Republic of Indonesia 6.750% due 3/10/2014	1.000%	6/20/2021	UBS AG	2.486%	1,700,000	(187,533)	(124,288)	(63,245)

Republic of Indonesia 7.250% due 4/20/2015	1.000%	6/20/2016	Barclays Bank plc	1.924%	5,000,000	(193,595)	(78,629)	(114,966)

Republic of Indonesia 7.250% due 4/20/2015	1.000%	6/20/2016	Barclays Bank plc	1.924%	5,600,000	(216,826)	(89,360)	(127,466)

Republic of Indonesia 7.250%, due 4/20/2015	1.000%	9/20/2016	Morgan Stanley & Co., Inc.	1.971%	5,900,000	(259,188)	(87,543)	(171,645)

Republic of Indonesia 7.250%, due 4/20/2015	1.000%	9/20/2016	UBS AG	1.971%	2,600,000	(114,218)	(41,034)	(73,184)

Republic of Indonesia 7.250% due 4/20/2015	1.000%	6/20/2021	Citibank N.A.	2.405%	3,400,000	(375,065)	(243,711)	(131,354)

Republic of Italy 6.875%, due 9/27/2023	1.000%	3/20/2016	Barclays Bank plc	4.924%	8,300,000	(1,134,414)	(271,979)	(862,435)

Republic of Italy 6.875%, due 9/27/2023	1.000%	3/20/2016	Barclays Bank plc	4.890%	4,000,000	(546,706)	(155,679)	(391,027)

Republic of Italy 6.875%, due 9/27/2023	1.000%	3/20/2016	Goldman Sachs & Co.	4.890%	1,300,000	(177,679)	(50,014)	(127,665)

Republic of Italy 6.875%, due 9/27/2023	1.000%	3/20/2016	Goldman Sachs & Co.	4.890%	20,600,000	(2,815,534)	(746,548)	(2,068,986)

Republic of Italy 6.875%, due 9/27/2023	1.000%	3/20/2016	Goldman Sachs & Co.	4.890%	24,500,000	(3,348,572)	(813,650)	(2,534,922)

Republic of Italy 6.875%, due 9/27/2023	1.000%	3/20/2016	UBS AG	4.890%	11,300,000	(1,544,442)	(1,466,978)	(77,464)

Republic of Italy 6.875% due 9/27/2023	1.000%	6/20/2016	Deutsche Bank AG	4.901%	7,900,000	(1,127,823)	(203,582)	(924,241)

Republic of Italy 6.875% due 9/27/2023	1.000%	6/20/2016	Goldman Sachs & Co.	4.901%	3,000,000	(428,287)	(59,111)	(369,176)

Republic of Kazakhstan	1.000%	3/20/2016	Citibank N.A.	2.870%	1,200,000	(88,330)	(34,632)	(53,698)

Republic of Kazakhstan	1.000%	3/20/2016	Deutsche Bank AG	2.870%	1,200,000	(88,330)	(36,299)	(52,031)

Russian Federation 7.500%, due 3/31/2030	1.000%	12/20/2012	Barclays Bank plc	1.500%	13,000,000	(71,383)	(179,815)	108,432

Russian Federation 7.500%, due 3/31/2030	1.000%	12/20/2012	Citibank N.A.	1.569%	12,000,000	(65,892)	(165,983)	100,091

Spanish Government Bond 5.500%, due 7/30/2017	1.000%	3/20/2016	Goldman Sachs & Co.	3.764%	26,400,000	(2,665,978)	(1,632,936)	(1,033,042)

Spanish Government Bond 5.500%, due 7/30/2017	1.000%	3/20/2016	Goldman Sachs & Co.	3.733%	2,800,000	(282,755)	(186,074)	(96,681)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Spanish Government Bond 5.500%, due 7/30/2017	1.000%	3/20/2016	Goldman Sachs & Co.	3.764%	15,300,000	$(1,545,056)	$(929,289)	$(615,767)

Spanish Government Bond 5.500%, due 7/30/2017	1.000%	3/20/2016	Morgan Stanley & Co., Inc.	3.764%	8,200,000	(828,069)	(494,613)	(333,456)

Spanish Government Bond 5.500%, due 7/30/2017	1.000%	6/20/2016	Citibank N.A.	3.745%	21,700,000	(2,310,511)	(2,512,215)	201,704

Spanish Government Bond 5.500% due 7/30/2017	1.000%	6/20/2016	Citibank N.A.	3.745%	10,500,000	(1,117,990)	(727,341)	(390,649)

United Kingdom Gilt 4.250%, due 6/7/2032	1.000%	3/20/2015	JPMorgan Chase Bank N.A.	0.664%	2,900,000	32,402	12,266	20,136

United Kingdom Gilt 4.250%, due 6/7/2032	1.000%	3/20/2015	JPMorgan Chase Bank N.A.	0.664%	1,500,000	16,759	7,052	9,707

United Kingdom Gilt 4.250%, due 6/7/2032	1.000%	6/20/2015	Goldman Sachs & Co.	0.709%	35,400,000	358,265	327,080	31,185

United Kingdom Gilt 4.250%, due 6/7/2032	1.000%	12/20/2015	Goldman Sachs & Co.	0.791%	2,400,000	19,341	55,666	(36,325)

United Kingdom Gilt 4.250%, due 6/7/2032	1.000%	3/20/2016	Credit Suisse International	0.825%	2,500,000	17,620	48,244	(30,624)

United Kingdom Gilt 4.250% due 6/7/2032	1.000%	6/20/2016	UBS AG	0.877%	5,500,000	30,459	95,155	(64,696)

U.S. Treasury Note 4.875%, due 8/15/2016	0.250%	9/20/2015	UBS AG	0.440%	31,800,000	(241,664)	(477,132)	235,468

U.S. Treasury Note 4.875%, due 8/15/2016	0.250%	3/20/2016	BNP Paribas S.A.	0.446%	21,500,000	(218,189)	(303,268)	85,079

Total						$(41,799,569)	$(25,511,383)	$(16,288,186)

OTC Credit default swaps on credit indices - Sell Protection (d)

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Markit CDX Emerging Markets Index, Series 12	5.000%	12/20/2014	Deutsche Bank AG	2.590%	4,400,000	$276,301	$439,300	$(162,999)

Markit CDX Emerging Markets Index, Series 13	5.000%	6/20/2015	Barclays Bank plc	2.809%	62,900,000	4,481,477	7,847,300	(3,365,823)

Markit CDX Emerging Markets Index, Series 13	5.000%	6/20/2015	Deutsche Bank AG	2.809%	40,900,000	2,914,030	5,209,850	(2,295,820)

Markit CDX Emerging Markets Index, Series 13	5.000%	6/20/2015	JPMorgan Chase Bank N.A.	2.809%	29,900,000	2,130,305	3,609,899	(1,479,594)

Markit CDX Emerging Markets Index, Series 13	5.000%	6/20/2015	Morgan Stanley & Co., Inc.	2.809%	11,300,000	805,099	1,326,150	(521,051)

Markit CDX Emerging Markets Index, Series 14	5.000%	12/20/2015	Barclays Bank plc	2.864%	17,900,000	1,402,214	2,422,750	(1,020,536)

Markit CDX Emerging Markets Index, Series 14	5.000%	12/20/2015	Citibank N.A.	2.847%	6,000,000	470,016	830,100	(360,084)

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

10. Swap Agreements - continued

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2011(b)	Notional Amount(c)	Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Markit CDX Emerging Markets Index, Series 14	5.000%	12/20/2015	Deutsche Bank AG	2.847%	13,700,000	$1,073,203	$1,704,150	$(630,947)

Markit CDX Emerging Markets Index, Series 14	5.000%	12/20/2015	JPMorgan Chase Bank N.A.	2.847%	1,200,000	94,003	158,400	(64,397)

Markit CDX Emerging Markets Index, Series 14	5.000%	12/20/2015	Morgan Stanley & Co., Inc.	2.864%	5,000,000	391,680	650,000	(258,320)

Markit CDX Emerging Markets Index, Series 14	5.000%	12/20/2015	UBS AG	2.864%	2,200,000	172,339	304,700	(132,361)

Markit CDX Emerging Markets Index, Series 15	5.000%	6/20/2016	Barclays Bank plc	2.939%	9,600,000	801,794	1,214,400	(412,606)

Markit CDX Emerging Markets Index, Series 15	5.000%	6/20/2016	Deutsche Bank AG	2.952%	3,400,000	283,969	460,700	(176,731)

Markit CDX Emerging Markets Index, Series 15	5.000%	6/20/2016	JPMorgan Chase Bank N.A.	2.939%	5,300,000	442,657	699,600	(256,943)

Markit CDX North America Investment Grade, Series 9	0.553%	12/20/2017	JPMorgan Chase Bank N.A.	0.312%	1,928,998	25,487	—	25,487

Markit CDX North America Investment Grade, Series 10	0.463%	6/20/2013	Goldman Sachs & Co.	0.033%	6,172,793	40,727	—	40,727

Total						$15,805,301	$26,877,299	$(11,071,998)

AUD—	Australian Dollar
BRL—	Brazilian Real
EUR—	Euro
GBP—	British Pound
MXN—	Mexican Peso
USD—	United States Dollar
N/A—	Not Applicable
(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

11. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

12. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

13. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$474,678,208	$290,075,459	$128,696,511	$42,671,423	$603,374,719	$332,746,882

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long- Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$329,650,349	$—	$157,483,565	$(91,093,625)	$396,040,289

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated capital losses were $91,093,625.

14. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy,

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

14. Recent Accounting Pronouncements - continued

ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PIMCO Total Return Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PIMCO Total Return Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of PIMCO Total Return Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the PIMCO Total Return Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the PIMCO Total Return Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Barclays Capital Aggregate Bond Index, for the one- year period ended September 30, 2011, and outperformed its benchmark for the three-, and five-year periods ended September 30, 2011. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the PIMCO Total Return Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, and below the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

MET INVESTORS SERIES TRUST

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the PIMCO Total Return Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Pioneer Fund Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Pioneer Fund Portfolio returned -4.55% and -4.87%, respectively. The Portfolio’s primary benchmark, the Standard & Poor’s 500 Index1, returned 2.11%.

Market Environment/Conditions

Year-end 2010 strength carried forward into 2011 as a stream of generally positive economic and earnings news helped equities rise in January and early February. Revolutions in North Africa (notably Libya) pushed up the price of oil and sparked a stock market sell-off in late February and early March, but the U.S. economic and corporate profit outlook continued to gradually improve and prices rebounded in late March and April. Stocks sold off again in May and early June on weakening economic data, growing concerns about the European sovereign debt crisis, rising oil prices, and political squabbling in Washington. Progress on the Greek debt issue and solid earnings reports helped stocks reach new 2011 highs in early July. The third quarter was painful for equity markets, as the possibility of a European sovereign debt crisis, rising recession fears, and the federal debt ceiling stand-off contributed to a sharp sell-off. Helped by stronger economic and earnings reports, the U.S. stock market seemed to bottom at the end of September and recouped some of its third quarter losses in the fourth quarter, ending the year up 2% as measured by the S&P 500 Index.

The best-performing sector of the S&P 500 in 2011 was Utilities (+ 20%), boosted by strong relative performance in the third quarter. The relatively defensive Consumer Staples (+14%) and Health Care (+13%) sectors also significantly outperformed the market. Energy (+5%) had outperformed in January and February, but ended the year only slightly ahead of the market.

Financials (-17%) was, by a wide margin, the worst-performing sector within the S&P 500, although market-relative performance flattened out in the final quarter. The economically sensitive Materials sector (-10%) also lagged the broad market, with most of its underperformance coming in the third quarter. Industrials (-1%), the only other sector to lag the S&P 500 in 2011, recovered some of its third-quarter underperformance in the fourth quarter.

Portfolio Review / Year-End Positioning

Security selection was the primary cause of below-index 2011 returns. Relative Returns were hurt most by stock selection in the Health Care, Consumer Discretionary, and Information Technology sectors; selection in Energy and Materials detracted to a lesser extent, while selection in Financials was most additive to relative returns.

In Health Care, biotech and pharmaceutical companies were favored over equipment & supplies companies; our relative emphasis on the equipment & supplies group worked against us. Security selection results in both groups broadly disappointed as well, compounding the underperformance—notable laggards included Becton Dickinson & Co., St. Jude Medical, Inc., and C.R. Bard, Inc. in the first group and Teva Pharmaceuticals Industries, Ltd., and Hospira, Inc. in the second.

The largest single drag on returns in the Information Technology sector was our lack of a position in Apple (up over 25% for the year). Positions in Hewlett-Packard Co., blackberry maker Research In Motion, and Nokia (Finland), each of which declined sharply, were also performance drags.

The majority of our Consumer Discretionary underperformance was attributable to our overweighting of Ford Motor Co. and auto-related names (Johnson Controls, Inc., Borg-Warner, Inc.), which posted double-digit declines despite solid volume and profit growth; each of these names has been a positive contributor to results over the trailing three and five years, despite 2011 underperformance. Our below-benchmark exposure to hotel, restaurant, and advertising-sensitive media companies explains most of the remainder.

The primary drag on Energy sector results was our exposure to natural gas and refining/downstream (most notably Hess Corp. and Apache Corp.) operations in a year when oil-focused and upstream businesses were favored due to high oil prices. In the Materials sector, security selection in chemicals helped, but our emphasis on mining companies Rio Tinto plc, Freeport McMoRan Copper & Gold, Inc., and aluminum producer Alcoa, Inc., each down 30% or more for the year, pulled down results. (Rio Tinto plc and Freeport McMoRan Copper & Gold, Inc. remain among the top performance contributors over the trailing three and five years)

We had our best relative results in the Financials sector, where our bias against money center banks and “Wall Street” firms helped us avoid substantial losses. Our positions in custody-oriented banks such as Bank of New York Mellon, Northern Trust Corp., and State Street Corp. did not perform well in a zero-interest-rate world, limiting our outperformance but our insurers (notably property/casualty insurer Chubb Corp.) were standout performers.

2011 was a frustrating year, as our expectations for the U. S. economy and earnings were generally borne out, but “macro” concerns made investors reluctant to own cyclically-exposed stocks, even if the underlying fundamentals were good. Many portfolio holdings disappointed—though more often and more severely in terms of their share price than in terms of their earnings.

We continue to be long-term and low-turnover investors in companies we think can prosper over the longer term while surviving near-term threats. While 2011 results were frustrating, they did not result in a significant restructuring of the portfolio: roughly 12% of the start-of-year portfolio was in names which were sold during the year, and roughly 12% of the end-of-year portfolio was in names which were purchased during the year; this turnover is in line with long-term averages.

1

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary* (continued)

Sector weights are kept close to those of the S&P 500 to ensure that bottom-up security selection, rather than top-down forecasting is the primary driver of performance over time. Our 2011 trades resulted in modestly increased exposure to the Health Care and Consumer Discretionary sectors and modestly lower exposure to Materials and Consumer Staples.

At the end of 2011, the portfolio’s largest exposures (in absolute and benchmark-relative terms) were in the Industrials (emphasizing railroads and machinery companies) and Consumer Discretionary (emphasized publishing, retailing, and auto-related companies) sectors, while its largest underweights relative to the S&P 500 were in Information Technology (more a function of valuations than of a negative fundamental view) and Utilities (valuations appear unattractive).

John A. Carey Executive Vice President and Portfolio Manager

Walter Hunnewell, Jr. Portfolio Manager

Pioneer Investment Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Norfolk Southern Corp.	3.3
Chevron Corp.	3.1
Chubb Corp. (The)	2.5
Johnson Controls, Inc.	1.9
Colgate-Palmolive Co.	1.8
Hershey Co. (The)	1.8
Becton, Dickinson & Co.	1.8
Target Corp.	1.8
Rio Tinto plc (ADR)	1.7
PACCAR, Inc.	1.7

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	21.6
Cyclical	13.6
Industrials	12.9
Energy	12.0
Financials	11.5
Technology	11.2
Communications	8.5
Basic Materials	5.6
Cash & Cash Equivalents	1.9
Utilities	1.2

2

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Pioneer Fund Portfolio managed by

Pioneer Investment Management, Inc. vs. S&P 500 Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 year	5 Year	10 Year	Since Inception[3]
Pioneer Fund Portfolio—Class A	-4.55%	-0.62%	1.35%	—
Class B	-4.87%	—	—	14.82%
S&P 500 Index[1]	2.11%	-0.25%	2.92%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Standard & Poor’s (S&P) 500 Composite Stock Price Index is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class A shares is 2/4/1994. Inception of Class B shares is 4/28/2009.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.69%	$1,000.00	$913.10	$3.33
Hypothetical*	0.69%	1,000.00	1,021.72	3.52

Class B(a)
Actual	0.94%	$1,000.00	$911.70	$4.53
Hypothetical*	0.94%	1,000.00	1,020.46	4.79

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—98.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
General Dynamics Corp.	98,277	$6,526,576
Lockheed Martin Corp.	61,414	4,968,393
United Technologies Corp.	121,737	8,897,757

		20,392,726

Auto Components—2.8%
Autoliv, Inc. (a)	30,573	1,635,350
BorgWarner, Inc.* (a)	96,777	6,168,566
Johnson Controls, Inc.	509,247	15,919,061

		23,722,977

Automobiles—0.9%
Ford Motor Co.*	684,716	7,367,544

Biotechnology—0.7%
Amgen, Inc.	95,984	6,163,133

Capital Markets—3.9%
Franklin Resources, Inc. (a)	89,334	8,581,424
Northern Trust Corp.	146,442	5,807,890
State Street Corp.	205,831	8,297,047
T. Rowe Price Group, Inc.	190,705	10,860,650

		33,547,011

Chemicals—2.7%
Airgas, Inc.	107,302	8,378,140
E.I. du Pont de Nemours & Co.	142,987	6,545,945
Ecolab, Inc.	103,719	5,995,995
Mosaic Co. (The)	37,729	1,902,674

		22,822,754

Commercial Banks—3.5%
Canadian Imperial Bank of Commerce (a)	44,091	3,199,562
Comerica, Inc.	154,991	3,998,768
KeyCorp.	398,120	3,061,543
PNC Financial Services Group, Inc.	127,493	7,352,521
U.S. Bancorp.	293,958	7,951,564
Wells Fargo & Co.	169,143	4,661,581

		30,225,539

Communications Equipment—1.8%
Cisco Systems, Inc.	272,207	4,921,502
Juniper Networks, Inc.*	251,000	5,122,910
Motorola Solutions, Inc.	47,056	2,178,222
QUALCOMM, Inc.	64,468	3,526,400

		15,749,034

Computers & Peripherals—0.9%
Hewlett-Packard Co.	181,135	$4,666,037
NetApp, Inc.*	78,425	2,844,475

		7,510,512

Consumer Finance—0.9%
American Express Co.	87,204	4,113,413
Discover Financial Services	151,022	3,624,528

		7,737,941

Diversified Telecommunication Services—1.7%
AT&T, Inc.	301,623	9,121,080
Verizon Communications, Inc.	132,820	5,328,738

		14,449,818

Electric Utilities—0.7%
Southern Co.	131,597	6,091,625

Electrical Equipment—1.4%
Emerson Electric Co.	145,373	6,772,928
Rockwell Automation, Inc.	74,107	5,437,231

		12,210,159

Energy Equipment & Services—2.3%
Cameron International Corp.*	65,549	3,224,355
Ensco plc (ADR)	104,101	4,884,419
Helmerich & Payne, Inc.	47,432	2,768,132
McDermott International, Inc.*	144,835	1,667,051
Schlumberger, Ltd.	108,979	7,444,355

		19,988,312

Food & Staples Retailing—2.9%
Sysco Corp.	230,132	6,749,772
Wal-Mart Stores, Inc.	85,796	5,127,169
Walgreen Co.	380,157	12,567,990

		24,444,931

Food Products—4.9%
General Mills, Inc.	222,706	8,999,549
H.J. Heinz Co.	200,287	10,823,510
Hershey Co. (The)	253,399	15,654,990
Kraft Foods, Inc.—Class A	173,189	6,470,341

		41,948,390

Health Care Equipment & Supplies—6.6%
Baxter International, Inc.	118,776	5,877,037
Becton, Dickinson & Co.	205,391	15,346,816
C.R. Bard, Inc.	125,085	10,694,768
Covidien plc	71,638	3,224,426

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
Medtronic, Inc.	84,245	$3,222,371
Smith & Nephew plc	19,276	186,849
Smith & Nephew plc (ADR) (a)	116,636	5,616,023
St. Jude Medical, Inc.	202,524	6,946,573
Stryker Corp.	102,337	5,087,172

		56,202,035

Health Care Providers & Services—1.2%
Cardinal Health, Inc.	73,384	2,980,124
Medco Health Solutions, Inc.*	50,130	2,802,267
UnitedHealth Group, Inc.	82,697	4,191,084

		9,973,475

Hotels, Restaurants & Leisure—0.3%
Yum! Brands, Inc.	37,099	2,189,212

Household Products—2.2%
Clorox Co. (The)	40,151	2,672,451
Colgate-Palmolive Co.	169,447	15,655,208

		18,327,659

Industrial Conglomerates—1.5%
3M Co.	84,285	6,888,613
General Electric Co.	312,648	5,599,526

		12,488,139

Insurance—3.1%
Chubb Corp. (The)	311,308	21,548,740
Travelers Cos., Inc. (The)	83,965	4,968,209

		26,516,949

Internet Software & Services—0.4%
eBay, Inc.*	102,363	3,104,670

IT Services—2.9%
Automatic Data Processing, Inc.	152,422	8,232,312
DST Systems, Inc.	101,192	4,606,260
Fiserv, Inc.*	71,869	4,221,585
International Business Machines Corp.	41,234	7,582,108

		24,642,265

Machinery—4.3%
Caterpillar, Inc.	79,718	7,222,451
Deere & Co.	119,921	9,275,889
Illinois Tool Works, Inc.	56,745	2,650,559
PACCAR, Inc.	375,443	14,067,849
Parker Hannifin Corp.	42,192	3,217,140

		36,433,888

Media—4.1%
CBS Corp.—Class B	265,339	$7,201,300
John Wiley & Sons, Inc.—Class A	10,948	486,091
McGraw-Hill Cos, Inc. (The)	267,407	12,025,293
Pearson plc	371,683	6,963,188
Scripps Networks Interactive, Inc.—Class A	195,022	8,272,833

		34,948,705

Metals & Mining—2.9%
Alcoa, Inc.	418,570	3,620,631
Freeport-McMoRan Copper & Gold, Inc.	169,318	6,229,209
Rio Tinto plc	9,872	477,920
Rio Tinto plc (ADR) (a)	301,583	14,753,440

		25,081,200

Multi-Utilities—0.5%
Public Service Enterprise Group, Inc.	127,664	4,214,189

Multiline Retail—3.7%
Kohl’s Corp.	84,385	4,164,400
Macy’s, Inc.	136,885	4,404,959
Nordstrom, Inc.	156,933	7,801,139
Target Corp.	299,127	15,321,285

		31,691,783

Office Electronics—1.3%
Canon, Inc. (ADR) (a)	244,799	10,780,948

Oil, Gas & Consumable Fuels—9.8%
Apache Corp.	145,613	13,189,626
Chevron Corp.	250,472	26,650,221
ConocoPhillips	154,339	11,246,683
CONSOL Energy, Inc.	55,607	2,040,777
Devon Energy Corp.	65,473	4,059,326
Exxon Mobil Corp.	131,283	11,127,547
Hess Corp.	108,948	6,188,246
Marathon Oil Corp.	197,813	5,789,986
Marathon Petroleum Corp.	98,906	3,292,581

		83,584,993

Personal Products—1.0%
Estee Lauder Cos., Inc. (The)—Class A	74,189	8,332,908

Pharmaceuticals—4.2%
Abbott Laboratories	208,694	11,734,864
Eli Lilly & Co.	110,545	4,594,250
Hospira, Inc.* (a)	160,691	4,880,186
Merck & Co., Inc.	106,118	4,000,648

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Pfizer, Inc.	368,937	$7,983,797
Teva Pharmaceutical Industries, Ltd. (ADR)	56,862	2,294,950

		35,488,695

Road & Rail — 4.8%
Canadian National Railway Co.	162,527	12,768,121
Norfolk Southern Corp.	380,492	27,722,647

		40,490,768

Semiconductors & Semiconductor Equipment—4.6%
Altera Corp.	101,987	3,783,718
Analog Devices, Inc.	233,630	8,359,281
Applied Materials, Inc.	396,632	4,247,929
ASML Holding N.V.	125,750	5,255,092
Intel Corp.	350,168	8,491,574
Texas Instruments, Inc.	314,869	9,165,837

		39,303,431

Software—2.0%
Adobe Systems, Inc.*	161,423	4,563,428
Microsoft Corp.	183,360	4,760,025
Nuance Communications, Inc.* (a)	80,036	2,013,706
Oracle Corp.	59,298	1,520,994
Symantec Corp.*	240,878	3,769,741

		16,627,894

Specialty Retail—0.9%
Lowe’s Cos., Inc.	304,805	7,735,951

Textiles, Apparel & Luxury Goods—1.3%
Coach, Inc.	182,095	11,115,079

Total Common Stocks (Cost $685,217,218)		833,647,242

Short-Term Investments—6.8%

Security Description	Shares/Par Amount	Value

Mutual Funds—4.9%
State Street Navigator Securities Lending Prime Portfolio (b)	41,622,046	$41,622,046

Repurchase Agreement—1.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $16,302,018 on 01/03/12, collateralized by $16,650,000 Freddie Mac at 0.625% due 12/31/13 with a value of $16,629,188.	$16,302,000	16,302,000

Total Short-Term Investments (Cost $57,924,046)		57,924,046

Total Investments—104.8% (Cost $743,141,264#)		891,571,288
Other Assets and Liabilities (net)—(4.8)%		(40,944,486)

Net Assets—100.0%		$850,626,802

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $747,600,340. The aggregate unrealized appreciation and depreciation of investments were $161,770,189 and $(17,799,241), respectively, resulting in net unrealized appreciation of $143,970,948 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $40,790,161 and the collateral received consisted of cash in the amount of $41,622,046. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$20,392,726	$—	$—	$20,392,726
Auto Components	23,722,977	—	—	23,722,977
Automobiles	7,367,544	—	—	7,367,544
Biotechnology	6,163,133	—	—	6,163,133
Capital Markets	33,547,011	—	—	33,547,011
Chemicals	22,822,754	—	—	22,822,754
Commercial Banks	30,225,539	—	—	30,225,539
Communications Equipment	15,749,034	—	—	15,749,034
Computers & Peripherals	7,510,512	—	—	7,510,512
Consumer Finance	7,737,941	—	—	7,737,941
Diversified Telecommunication Services	14,449,818	—	—	14,449,818
Electric Utilities	6,091,625	—	—	6,091,625
Electrical Equipment	12,210,159	—	—	12,210,159
Energy Equipment & Services	19,988,312	—	—	19,988,312
Food & Staples Retailing	24,444,931	—	—	24,444,931
Food Products	41,948,390	—	—	41,948,390
Health Care Equipment & Supplies	56,015,186	186,849	—	56,202,035
Health Care Providers & Services	9,973,475	—	—	9,973,475
Hotels, Restaurants & Leisure	2,189,212	—	—	2,189,212
Household Products	18,327,659	—	—	18,327,659
Industrial Conglomerates	12,488,139	—	—	12,488,139
Insurance	26,516,949	—	—	26,516,949
Internet Software & Services	3,104,670	—	—	3,104,670
IT Services	24,642,265	—	—	24,642,265
Machinery	36,433,888	—	—	36,433,888
Media	27,985,517	6,963,188	—	34,948,705
Metals & Mining	24,603,280	477,920	—	25,081,200
Multi-Utilities	4,214,189	—	—	4,214,189
Multiline Retail	31,691,783	—	—	31,691,783
Office Electronics	10,780,948	—	—	10,780,948
Oil, Gas & Consumable Fuels	83,584,993	—	—	83,584,993

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Personal Products	$8,332,908	$—	$—	$8,332,908
Pharmaceuticals	35,488,695	—	—	35,488,695
Road & Rail	40,490,768	—	—	40,490,768
Semiconductors & Semiconductor Equipment	39,303,431	—	—	39,303,431
Software	16,627,894	—	—	16,627,894
Specialty Retail	7,735,951	—	—	7,735,951
Textiles, Apparel & Luxury Goods	11,115,079	—	—	11,115,079
Total Common Stocks	826,019,285	7,627,957	—	833,647,242
Short-Term Investments
Mutual Funds	41,622,046	—	—	41,622,046
Repurchase Agreement	—	16,302,000	—	16,302,000
Total Short-Term Investments	$41,622,046	$16,302,000	$—	$57,924,046
Total Investments	$867,641,331	$23,929,957	$—	$891,571,288

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$875,269,288
Repurchase Agreement	16,302,000
Cash	688
Receivable for shares sold	309,028
Dividends receivable	1,427,314

Total assets	893,308,318

Liabilities
Payables for:
Shares redeemed	462,579
Collateral for securities loaned	41,622,046
Accrued Expenses:
Management fees	449,112
Distribution and service fees - Class B	13,043
Administration fees	3,696
Custodian and accounting fees	6,096
Deferred trustees’ fees	27,662
Other expenses	97,282

Total liabilities	42,681,516

Net Assets	$850,626,802

Net Assets Represented by
Paid in surplus	$815,390,136
Accumulated net realized loss	(126,939,517)
Unrealized appreciation on investments, futures contracts and foreign currency transactions	148,429,881
Undistributed net investment income	13,746,302

Net Assets	$850,626,802

Net Assets
Class A	$789,037,481
Class B	61,589,321
Capital Shares Outstanding*
Class A	59,118,625
Class B	4,657,668
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.35
Class B	13.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $726,839,264.
(b)	Includes securities loaned at value of $40,790,161.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$19,969,509
Interest (b)	132,563

Total investment income	20,102,072

Expenses
Management fees	5,735,323
Administration fees	46,697
Custodian and accounting fees	74,608
Distribution and service fees - Class B	137,826
Audit and tax services	33,103
Legal	33,286
Trustees’ fees and expenses	35,592
Shareholder reporting	222,843
Insurance	7,897
Miscellaneous	11,787

Total expenses	6,338,962
Less management fee waiver	(125,751)
Less broker commission recapture	(41,372)

Net expenses	6,171,839

Net investment income	13,930,233

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain on:
Investments	35,234,691
Futures contracts	1,094,098
Foreign currency transactions	88,142

Net realized gain on investments, futures contracts and foreign currency transactions	36,416,931

Net change in unrealized appreciation (depreciation) on:
Investments	(81,294,673)
Foreign currency transactions	3

Net change in unrealized depreciation on investments, futures contracts and foreign currency transactions	(81,294,670)

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(44,877,739)

Net Decrease in Net Assets from Operations	$(30,947,506)

(a)	Net of foreign withholding taxes of $276,149.
(b)	Includes net income on securities loaned of $131,317.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$13,930,233	$11,795,944
Net realized gain on investments, futures contracts and foreign currency transactions	36,416,931	24,875,544
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(81,294,670)	93,003,117

Net increase (decrease) in net assets resulting from operations	(30,947,506)	129,674,605

Distributions to Shareholders
From net investment income
Class A	(11,591,733)	(6,734,685)
Class B	(420,398)	(179,031)

Net decrease in net assets resulting from distributions	(12,012,131)	(6,913,716)

Net increase (decrease) in net assets from capital share transactions	(76,962,736)	108,500,735

Net Increase (Decrease) in Net Assets	(119,922,373)	231,261,624
Net assets at beginning of period	970,549,175	739,287,551

Net assets at end of period	$850,626,802	$970,549,175

Undistributed net investment income at end of period	$13,746,302	$11,786,215

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	27,152,869	$397,038,985	13,036,045	$166,362,086
Reinvestments	790,705	11,591,733	509,817	6,734,685
Redemptions	(35,094,253)	(520,414,069)	(5,658,826)	(70,900,155)

Net increase (decrease)	(7,150,679)	$(111,783,351)	7,887,036	$102,196,616

Class B
Sales	1,574,399	$21,684,574	1,037,732	$13,069,623
Fund subscription in kind (a)	2,010,685	29,959,203	—	—
Reinvestments	28,893	420,398	13,636	179,031
Redemptions	(1,276,649)	(17,243,560)	(559,073)	(6,944,535)

Net increase	2,337,328	$34,820,615	492,295	$6,304,119

Increase (decrease) derived from capital shares transactions		$(76,962,736)		$108,500,735

(a)	Includes cash and securities amounting to $64,438 and $29,894,765, respectively. Securities were valued at market as of April 29, 2011.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.15	$12.28	$10.13	$15.23	$14.63

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.18	0.18	0.21	0.15
Net realized and unrealized gain (loss) on investments	(0.85)	1.80	2.17	(5.17)	0.58

Total from investment operations	(0.63)	1.98	2.35	(4.96)	0.73

Less Distributions
Distributions from net investment income	(0.17)	(0.11)	(0.20)	(0.14)	(0.13)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	0.00

Total distributions	(0.17)	(0.11)	(0.20)	(0.14)	(0.13)

Net Asset Value, End of Period	$13.35	$14.15	$12.28	$10.13	$15.23

Total Return (%)	(4.55)	16.22	23.89	(32.84)	5.01

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.69	0.69	0.74	1.04	0.99
Ratio of net expenses to average net assets (%) (c)	0.68	0.67	0.72	0.96	0.97
Ratio of net investment income to average net assets (%)	1.56	1.46	1.63	1.61	0.95
Portfolio turnover rate (%)	19.8	10.2	41.2	14.3	18.2
Net assets, end of period (in millions)	$789.0	$938.0	$717.0	$39.9	$46.1

	Class B
	Year Ended December 31,
	2011	2010	2009(b)
Net Asset Value, Beginning of Period	$14.04	$12.20	$9.29

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.15	0.10
Net realized and unrealized gain (loss) on investments	(0.86)	1.79	2.81

Total from investment operations	(0.67)	1.94	2.91

Less Distributions
Distributions from net investment income	(0.15)	(0.10)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00

Total distributions	(0.15)	(0.10)	0.00

Net Asset Value, End of Period	$13.22	$14.04	$12.20

Total Return (%)	(4.87)	15.93	31.32

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.94	0.94	0.99	*
Ratio of net expenses to average net assets (%) (c)	0.93	0.92	0.97	*
Ratio of net investment income to average net assets (%)	1.37	1.20	1.34	*
Portfolio turnover rate (%)	19.8	10.2	41.2
Net assets, end of period (in millions)	$61.6	$32.6	$22.3

*	Annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/28/2009.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Fund Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Companies (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFICs), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

14

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pioneer Investment Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

15

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$5,735,323	0.70%	First $200 Million

	0.65%	$200 Million to $500 Million

	0.60%	$500 Million to $2 Billion

	0.55%	Over $2 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective May 1, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 1, 2011, to waive a portion of the management fee through April 30, 2012. This waiver reduced the management fee to the annual rate of 0.675% of the first $200 million of the Portfolio’s average daily net assets, plus 0.625% of the Portfolio’s average daily net assets in excess of $200 million up to $500 million, plus 0.600% of the Portfolio’s average daily net assets in excess of $500 million up to $1 billion, plus 0.575% of the Portfolio’s average daily net assets in excess of $1 billion up to $2 billion, plus 0.550% of the Portfolio’s average daily net assets in excess of $2 billion. This arrangement was voluntary for the period from January 1, 2011 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$175,772,973	$—	$278,799,374

During the year ended December 31, 2011, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $59,509,014 and resulted in a realized gain of $16,382,251.

16

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio had bought and sold $99,545,036 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $1,094,098 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$12,012,131	$6,913,716	$—	$—	$12,012,131	$6,913,716

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$13,774,773	$—	$143,970,805	$(122,480,441)	$35,265,137

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital

17

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Income Tax Information - continued

losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2015		Expiring 12/31/2016		Expiring 12/31/2017	Total

$35,128,909	*	$43,082,756	*	$44,268,776	$122,480,441

* The Portfolio acquired capital losses in the merger with Capital Guardian on May 1, 2009.

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

18

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pioneer Fund Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Fund Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Fund Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

22

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Pioneer Fund Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

23

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Pioneer Fund Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one-, three- and five- year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-, three- and five- year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including relative to its benchmark. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by

24

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Pioneer Fund Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that in May 2009 the Adviser had negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint. The Board also took into consideration that the Adviser is waiving an additional portion of its advisory fee in order for shareholders to benefit from the fee reduction being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules

25

MET INVESTORS SERIES TRUST

Pioneer Fund Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Pioneer Fund Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

26

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Pioneer Strategic Income Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and E shares of the Pioneer Strategic Income Portfolio returned 3.63% and 3.46%, respectively. The Portfolio’s primary benchmark, the Barclays Capital U.S. Universal Index1, returned 7.40%.

Market Environment/Conditions

Politics, monetary policy decisions, and a natural disaster had the biggest impact on markets in 2011. The Eurozone sovereign and banking crisis was the single most important issue that concerned investors, reaching a climax in the third quarter, and causing a return of volatility and the underperformance of non-government fixed income. The debt ceiling debate, coupled with the Standard & Poor’s ratings downgrade of U.S. Treasuries, further increased market volatility and unease. Finally, the supply chain effects of the Japanese earthquake and tsunami, together with the end of the second round of Quantitative Easing in June, raised recession concerns in the U.S. over the summer. As U.S. economic reports, particularly those related to consumption and employment, took an increasingly positive tone, however, market sentiment improved and equity and credit markets rallied in the fourth quarter, despite residual concerns about the Eurozone. U.S. equity markets returned 11.8% over the final quarter, to end the year marginally positive at 2% as measured by the S&P 500 Index.

U.S. Treasury markets posted the best returns for the year, reflecting the Federal Reserve’s (Fed) early September “Operation Twist” stimulus program targeted at reducing yields on longer-duration Treasuries, as well as encouraging investor migration to non-Treasury assets. The 10-year Treasury returned 17.18%, as yields declined from 3.30% to 1.87%, while the 30-year Treasury delivered a 35.60% return, as yields declined by 1.46% to 2.89% at year end. Agency mortgage-backed securities (MBS) returned 6.23%, for a -1.06% excess return, benefiting from the Fed’s September decision to resume reinvestment into the market, of mortgage paydowns from its mortgage portfolio. (Excess return is defined as the return relative to like-duration Treasuries.) Investment Grade Corporates returned 8.15%, for a -3.67% excess return, reflecting dramatic underperformance of Financials; investors shunned Financials on concerns about the solvency and liquidity of European banks as well as contagion effects on U.S. banks. Financials returned 3.15%, for a -6.28% excess return, compared to Industrials, which returned 10.46%, representing a -2.33% excess return, and Utilities returned 13.23% , for a -1.60% excess return. High Yield Corporates underperformed Investment Grade Corporates on an absolute basis (although slightly outperformed on an excess return basis), returning 4.38%, for a -3.36% excess return. Reflecting the rise in market volatility, High Yield spreads began the year at 541 bps (basis points), peaked in the third quarter at 910 bps, and ended the year at 723 bps. High Yield Convertibles experienced even more volatile performance, but ultimately returned 4.64%. As the inflation outlook weakened over the year, floating rate Bank Loans underperformed High Yield Corporates, returning 1.06%. Non-Agency MBS/ABS (Mortgage Backed Securities/Asset Backed Securities), as represented by Floating Rate Non-Agency ABS, suffered significantly worse returns of -5.22%, reflecting disappointment over the slower than expected recovery in the housing market as well as investor concerns about forced selling by European banks. While Municipals underperformed Treasuries, they nonetheless posted strong absolute returns, benefiting in part from their longer duration relative to other fixed income asset classes, as well as from the failure of dire default predictions to materialize. The Municipal market returned 10.70%, for a -3.91% excess return, while the High Yield Municipal market posted a 9.25% return, for a -8% excess return. Finally, Emerging Market Corporates returned 1.47% on a U.S. dollar basis, underperforming not only the U.S. Investment Grade and U.S. High Yield Corporate markets, but dramatically underperforming the Emerging Market Sovereign markets, which rose 8.16%. The U.S. Dollar outperformed every major currency except the Japanese Yen and the Chinese Renminbi, as Eurozone-related and most Latin and South American currencies sold off. The Yen and Renminbi rose 5.47% and 4.96%, respectively, against the Dollar, while the Dollar rose 3.26% against the Euro.

Portfolio Review/Year-End Positioning

The primary detractors to performance were the interest rate sensitivity of the Portfolio and asset allocation. The approximate one year short duration of the Portfolio reduced performance by 239 bps; the yield curve “flattener” embedded in the Portfolio mitigated this impact, contributing approximately 48 bps to performance. Both of these effects resulted principally in the third quarter from Operation Twist. Asset allocation hurt performance by 87 bps, primarily the result of the 22% underweight to Treasuries, which accounted for 24 bps of underperformance; and the 7% overweight to Financials and 25% underweight to Agency MBS, both of which hurt performance by 16 bps. In addition, after accounting for duration effect, the 6% overweight to Municipals hurt performance by 32 bps. The 1.5% overweight to Collateralized MBS hurt performance by 10 bps. Security selection also detracted from performance by 39 bps, reflecting 34 bps attributable to the American Airlines bankruptcy. Finally, Non-Dollar Currency reduced performance by 37 bps, primarily reflecting the underperformance of the Turkish lira, Canadian dollar, and Brazilian real positions.

We made three significant changes to the Portfolio in 2011, including investing in Municipal bonds, reducing our European and Euro exposures early in the year, and changing our yield curve positioning later in the year. We built a 6% position in tax-exempt Municipals, following a sharp sell-off in that market in late 2010 and early 2011. We believed the market presented attractive investment opportunities for investors, particularly among tax-exempt obligations backed by corporations and universities. Municipals experienced strong performance in 2011, as defaults remained subdued. As the European crisis became an increasing concern in the second quarter, we reduced the (already low) exposure to the Eurozone, and fully hedged the Euro exposure. European assets underperformed over the remainder of the year, and the Euro declined relative to the U.S. dollar. Finally, in the fourth quarter, we began to adjust the yield curve

1

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Manager Commentary* (continued)

“flattener” positioning of the Portfolio, to a more neutral position across the yield curve. Operation Twist, in which the Fed began purchasing longer maturity bonds and reduced its purchases of short maturity Treasuries, resulted in a significant flattening of the yield curve. With its “flattener” positioning, the Portfolio benefited significantly from this move. Since the yield curve had flattened, we believed it was prudent to hold a more neutral position across the yield curve.

At period end, we held a significant overweight to Corporate Bonds, because we believed they offered the most attractive value among fixed income asset classes. Corporations, particularly in the U.S., showed both attractive valuations and strong fundamentals as revenue growth and tight cost controls have allowed U.S. companies to enjoy continued improvement in their earnings and balance sheets. Moreover, the Fed’s commitment to continued low interest rates, coupled with modest economic growth, we believe, may continue to support spread product such as Corporate Bonds, and particularly High Yield Corporate Bonds. High Yield spreads remained wide to long-term averages, while projected defaults remain well below long term averages. As of period end, senior, secured securities such as Corporate Bank Loans are also intriguing, in light of all-in yields of 6%, average dollar prices of $92-$93, and minimal interest rate risk. Although the Convertibles market has recently shrunk as corporations opt to finance in the bond market at record-low yields, Convertibles have offered value, given our preference for equities over fixed income. Finally, we found Municipal Bonds attractive relative to Treasuries, particularly at the long end, where the ratio of Municipal yields to Treasury yields stands at very high levels. Many states and municipalities have made necessary cuts to balance their budgets, while at the same time benefiting from higher tax revenues as the economy recovers. In international bond markets, we found Emerging Market Corporate Bonds attractive; they underperformed relative to U.S. High Yield Corporates and more dramatically, relative to Emerging Market Sovereigns in 2011. Emerging Market Corporates offered opportunities to invest in the positive emerging market secular growth story, as well as in global players in their markets.

At year end we remained underweight Developed Government Bonds, based on our view that they have poor fundamentals and unattractive valuations. Europe and the United States continued to suffer from high deficits and high and growing debt-to-Gross Domestic Product (GDP) ratios. Furthermore, Operation Twist has contributed to negative real yields across the Treasury yield curve. No Treasury security offered yields that exceeded inflation, as measured by the Consumer Price Index. In the long run, we believe U.S. Treasuries may no longer represent a “risk-free” investment, even though they are currently being supported by the Fed. Finally, we continued to maintain a cautious stance towards Eurozone markets. The Eurozone is falling into recession and has not yet found a comprehensive solution to its sovereign and banking crisis. We continued to be highly selective with respect to our European debt investments and, at period end, maintained a near-zero exposure to the euro.

Ken Taubes, Portfolio Manager, Executive Vice President

Pioneer Investment Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

2

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Managed by Pioneer Investment Management, Inc.

Portfolio Composition as of December 31, 2011

Top Issuers

% of Net Assets
U.S. Treasury Bonds	3.1
Fannie Mae 30 Yr. Pool	1.4
Canada Housing Trust No. 1	1.4
Sweden Government Bond	1.1
Countrywide Alternative Loan Trust	1.0
Freddie Mac 30 Yr. Gold Pool	1.0
International Bank for Reconstruction & Development (The)	0.9
Wells Fargo Mortgage Backed Securities Trust	0.9
Banc of America Alternative Loan Trust	0.8
U.S. Treasury Notes	0.8

Top Sectors

% of Market Value of Total Investments
Domestic Bonds & Debt Securities	26.0
Foreign Bonds & Debt Securities	22.1
Mortgage-Backed Securities	12.3
Loan Participation	11.6
U.S. Treasury & Government Agencies	8.8
Municipals	6.1
Convertible Bonds	4.9
Asset-Backed Securities	3.8
Cash & Cash Equivalents	2.0
Preferred Stocks	1.5
Convertible Preferred Stocks	0.8
Common Stocks	0.1

3

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Pioneer Strategic Income Portfolio managed by

Pioneer Investment Management, Inc. vs. Barclays Capital U.S. Universal Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	10 Year	Since Inception[3]
Pioneer Strategic Income Portfolio—Class A	3.63%	8.05%	8.59%	—
Class E	3.46%	—	—	8.49%
Barclays Capital U.S. Universal Index[1]	7.40%	6.39%	6.01%	—

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Barclays Capital U.S. Universal Index represents the union of the U.S. Aggregate Index, U.S. Corporate High Yield Index, Investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD-denominated, taxable bonds that are rated either investment grade or high-yield.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3Inception of Class A shares is 6/16/1994. Inception of the Class E shares is 4/28/2008.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

4

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.64%	$1,000.00	$1,001.80	$3.23
Hypothetical*	0.64%	1,000.00	1,021.98	3.26

Class E
Actual	0.79%	$1,000.00	$1,000.90	$3.98
Hypothetical*	0.79%	1,000.00	1,021.22	4.02

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

5

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—25.6% of Net Assets

Security Description	Par Amount($)†	Value

Aerospace & Defense—0.1%
GeoEye, Inc. 9.625%, 10/01/15	600,000	$660,000

Airlines—0.2%
American Airlines Pass-Through Trust Series 2011-2 Class A
8.625%, 10/15/21	1,325,000	1,351,500
Continental Airlines, Inc. Series 971B 7.461%, 04/01/12	39,194	38,998
Delta Air Lines, Inc. Series 2002-1 Class C 7.779%, 01/02/12	13,576	13,576
Series 2010 Class 2A 4.950%, 05/23/19	619,591	627,336

		2,031,410

Auto Components—0.0%
Lear Corp. 8.750%, 12/01/16 (a)(b)	2,192,000	0

Beverages—0.2%
Anheuser-Busch InBev Worldwide, Inc. 7.750%, 01/15/19	1,254,000	1,626,433

Building Products—0.3%
Masco Corp. 7.125%, 03/15/20	2,230,000	2,254,030
USG Corp. 8.375%, 10/15/18 (144A)	415,000	383,875

		2,637,905

Capital Markets—2.0%
Goldman Sachs Capital II 5.793%, 06/01/43 (c)(d)	5,300,000	3,286,000
GTP Acquisitions Partners I LLC 7.628%, 06/15/16 (144A)	1,800,000	1,765,398
IPIC GMTN, Ltd. 5.500%, 03/01/22 (144A)	1,680,000	1,688,400
Janus Capital Group, Inc. 6.700%, 06/15/17	360,000	382,463
Jefferies Group, Inc. 5.125%, 04/13/18 (c)	1,125,000	1,001,250
6.875%, 04/15/21	3,325,000	3,025,750
Merrill Lynch & Co., Inc. Series C 5.450%, 02/05/13	1,097,000	1,105,264

Capital Markets—(Continued)
Morgan Stanley 5.500%, 01/26/20	1,100,000	$1,002,885
Series F 6.625%, 04/01/18	2,054,000	2,030,763
State Street Capital Trust III 5.536%, 12/31/49 (c)(d)	3,570,000	3,514,058
TD Ameritrade Holding Corp. 5.600%, 12/01/19 (c)	500,000	541,492

		19,343,723

Chemicals—0.5%
Cytec Industries, Inc. 8.950%, 07/01/17	1,060,000	1,269,421
Hexion US Finance Corp./Hexion Nova Scotia Finance ULC 8.875%, 02/01/18	1,295,000	1,220,538
9.000%, 11/15/20 (c)	655,000	543,650
Momentive Performance Materials, Inc. 9.000%, 01/15/21	250,000	191,250
Rain CII Carbon LLC 8.000%, 12/01/18 (144A)	1,275,000	1,284,562

		4,509,421

Commercial Banks—2.5%
BanColombia S.A. 5.950%, 06/03/21	2,855,000	2,879,981
International Bank for Reconstruction & Development (The) 3.250%, 04/14/14 (NOK)	30,000,000	5,151,643
Intesa Sanpaolo S.p.A. 6.500%, 02/24/21 (144A)	275,000	226,060
KeyBank N.A. 5.800%, 07/01/14	1,225,000	1,308,671
KeyCorp. 6.500%, 05/14/13 (c)	865,000	915,466
Mellon Funding Corp. 5.500%, 11/15/18	812,000	901,227
PNC Bank N.A. 6.000%, 12/07/17	699,000	777,410
PNC Financial Services Group, Inc. 8.700%, 03/15/13 (144A)(d)	900,000	917,374
6.750%, 08/01/21 (c)(d)	3,570,000	3,503,873
Series 0 8.250%, 05/21/13 (d)	2,749,000	2,840,280

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Commercial Banks—(Continued)
Sovereign Bank 8.750%, 05/30/18	2,655,000	$2,986,846
Wachovia Bank N.A. 6.000%, 11/15/17	1,215,000	1,343,303

		23,752,134

Commercial Services & Supplies—0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc. 8.250%, 01/15/19	1,925,000	1,920,188
Iron Mountain, Inc. 7.750%, 10/01/19 (c)	400,000	424,500

		2,344,688

Communications Equipment—0.3%
CommScope, Inc. 8.250%, 01/15/19 (144A)	1,000,000	1,005,000
GTP Towers Issuer LLC 4.436%, 02/15/15 (144A)	1,980,000	1,972,665

		2,977,665

Construction & Engineering—0.1%
Dycom Investments, Inc. 7.125%, 01/15/21	1,000,000	1,015,000

Construction Materials—0.1%
Texas Industries, Inc. 9.250%, 08/15/20 (c)	1,070,000	963,000

Consumer Finance—0.3%
Caterpillar Financial Services Corp. 1.350%, 07/12/13 (CNY)	4,500,000	704,556
Hyundai Capital America 4.000%, 06/08/17 (144A)(c)	200,000	198,139
SLM Corp. Series A 4.000%, 07/25/14 (d)	989,000	919,285
Springleaf Finance Corp. Series J 6.900%, 12/15/17	1,522,000	1,103,450

		2,925,430

Containers & Packaging—0.3%
AEP Industries, Inc. 8.250%, 04/15/19	290,000	295,800
Graphic Packaging International, Inc. 7.875%, 10/01/18 (c)	685,000	732,950

Containers & Packaging—(Continued)
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC 7.125%, 04/15/19 (144A)	1,300,000	$1,329,250
Sealed Air Corp. 8.125%, 09/15/19 (144A)	500,000	550,000

		2,908,000

Distributors—0.2%
ACE Hardware Corp. 9.125%, 06/01/16 (144A)	937,000	997,905
NSG Holdings LLC 7.750%, 12/15/25 (144A)	867,000	893,010

		1,890,915

Diversified Consumer Services—0.4%
Board of Trustees of The Leland Stanford Junior University (The) 4.750%, 05/01/19	950,000	1,105,704
Massachusetts Institute of Technology 5.600%, 07/01/11	800,000	1,107,105
Service Corp. International 7.000%, 05/15/19	1,475,000	1,559,812

		3,772,621

Diversified Financial Services—1.2%
American Honda Finance Corp. 6.700%, 10/01/13 (144A)	1,300,000	1,403,180
Cantor Fitzgerald L.P. 7.875%, 10/15/19 (144A)	2,450,000	2,396,568
Capital One Bank USA N.A. 8.800%, 07/15/19	720,000	824,831
Glencore Funding LLC 6.000%, 04/15/14 (144A)	1,259,000	1,301,136
Intercorp Retail Trust 8.875%, 11/14/18 (144A)	1,050,000	1,094,625
JPMorgan Chase & Co. 10.365%, 10/04/17 (144A)(TRY)(e)	2,100,000	602,174
NCO Group, Inc. 5.332%, 11/15/13 (c)(d)	2,314,000	2,169,375
Power Receivables Finance LLC 6.290%, 01/01/12 (144A)	56,847	56,847
Scottrade Financial Services, Inc. 6.125%, 07/11/21 (144A)	1,850,000	1,860,164

		11,708,900

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Diversified Telecommunication Services—1.2%
Cincinnati Bell, Inc. 8.250%, 10/15/17	1,442,000	$1,456,420
8.750%, 03/15/18 (c)	696,000	649,890
8.375%, 10/15/20	1,740,000	1,740,000
Embarq Corp. 7.082%, 06/01/16	972,000	1,054,596
Frontier Communications Corp. 8.500%, 04/15/20	600,000	617,250
8.750%, 04/15/22	1,200,000	1,194,000
GCI, Inc. 8.625%, 11/15/19	370,000	394,512
PAETEC Holding Corp. 9.500%, 07/15/15 (c)	1,632,000	1,717,680
8.875%, 06/30/17	500,000	542,500
9.875%, 12/01/18	500,000	552,500
Windstream Corp. 8.125%, 09/01/18 (c)	400,000	430,500
7.750%, 10/15/20	1,000,000	1,038,750

		11,388,598

Electric Utilities—0.8%
Commonwealth Edison Co. 6.950%, 07/15/18	1,100,000	1,319,967
FPL Energy American Wind LLC 6.639%, 06/20/23 (144A)	370,720	383,689
FPL Energy Wind Funding LLC 6.876%, 06/27/17 (144A)	365,500	305,192
Instituto Costarricense de Electricidad 6.950%, 11/10/21 (144A)	350,000	357,000
New York State Electric & Gas Corp. 6.150%, 12/15/17 (144A)	950,000	1,080,648
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	861,816	946,803
PPL Capital Funding, Inc. Series A 6.700%, 03/30/67 (c)(d)	450,000	439,452
Public Service Co. of New Mexico 7.950%, 05/15/18	225,000	263,344
Texas Competitive Electric Holdings Co. LLC/TCEH Finance, Inc. 15.000%, 04/01/21 (c)	650,000	360,750
West Penn Power Co. 5.950%, 12/15/17 (144A)	1,197,000	1,415,678

Electric Utilities—(Continued)
White Pine Hydro Portfolio LLC 7.260%, 07/20/15 (144A)	515,000	$500,117

		7,372,640

Electrical Equipment—0.3%
Belden, Inc. 7.000%, 03/15/17	1,465,000	1,470,494
Coleman Cable, Inc. 9.000%, 02/15/18	971,000	967,359

		2,437,853

Energy Equipment & Services—0.8%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	337,044	371,626
Calfrac Holdings L.P. 7.500%, 12/01/20 (144A)	500,000	490,000
Complete Production Services, Inc. 8.000%, 12/15/16	1,375,000	1,436,875
Deep Drilling 1 Pte, Ltd. 12.000%, 12/21/15	500,000	480,000
Exterran Holdings, Inc. 7.250%, 12/01/18 (c)	1,525,000	1,456,375
Plains All American Pipeline 6.125%, 01/15/17	1,467,000	1,660,319
SESI LLC 7.125%, 12/15/21 (144A)	1,460,000	1,536,650

		7,431,845

Food & Staples Retailing—0.1%
CVS Pass-Through Trust 5.773%, 01/10/33 (144A)	920,018	943,220

Food Products—0.2%
Kraft Foods, Inc. 6.500%, 02/09/40	1,850,000	2,415,580

Gas Utilities—0.3%
Ferrellgas L.P./Ferrellgas Finance Corp. 6.500%, 05/01/21	800,000	708,000
Questar Pipeline Co. 5.830%, 02/01/18 (c)	1,441,000	1,687,938
Star Gas Partners L.P./Star Gas Finance Co. 8.875%, 12/01/17	902,000	920,040

		3,315,978

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Health Care Providers & Services—0.5%
AMERIGROUP Corp. 7.500%, 11/15/19	1,250,000	$1,293,750
Gentiva Health Services, Inc. 11.500%, 09/01/18	2,300,000	1,900,375
HCA, Inc. 7.190%, 11/15/15	10,000	10,050
8.500%, 04/15/19	417,000	458,700
6.500%, 02/15/20	350,000	364,000
7.875%, 02/15/20	500,000	542,500
8.360%, 04/15/24	50,000	47,500
7.690%, 06/15/25	50,000	44,500

		4,661,375

Hotels, Restaurants & Leisure—0.2%
Mashantucket Pequot Tribe Series A 8.500%, 11/15/15 (144A) (a)	1,670,000	83,500
Scientific Games Corp. 7.875%, 06/15/16 (144A)	435,000	442,613
Scientific Games International, Inc. 9.250%, 06/15/19 (c)	590,000	628,350
Shingle Springs Tribal Gaming Authority 9.375%, 06/15/15 (144A)	635,000	361,950
Station Casinos, Inc. 6.625%, 03/15/18 (a)(b)	695,000	0

		1,516,413

Household Durables—0.2%
Whirlpool Corp. 5.500%, 03/01/13	1,422,000	1,478,232

Household Products—0.2%
Yankee Acquisition Corp. 9.750%, 02/15/17 (c)	1,684,000	1,650,320

Independent Power Producers & Energy Traders—0.4%
Juniper Generation LLC 6.790%, 12/31/14 (144A)	41,867	34,298
Kiowa Power Partners LLC 5.737%, 03/30/21 (144A)	900,000	930,152
NRG Energy, Inc. 7.625%, 05/15/19 (144A)	2,100,000	2,068,500
Ormat Funding Corp. 8.250%, 12/30/20	986,208	927,036

		3,959,986

Insurance—2.7%
Alterra Finance LLC 6.250%, 09/30/20	2,100,000	$2,215,653
Blue Fin, Ltd. Series 1 Class B 4.791%, 04/10/12 (144A)(d)	250,000	248,450
Delphi Financial Group, Inc. 7.875%, 01/31/20	2,190,000	2,493,411
Genworth Financial, Inc. 7.200%, 02/15/21	2,640,000	2,413,058
Hanover Insurance Group, Inc. (The) 7.500%, 03/01/20	325,000	373,035
7.625%, 10/15/25	2,016,000	2,304,929
HUB International Holdings, Inc. 10.250%, 06/15/15 (144A)	167,000	166,583
Ironshore Holdings US, Inc. 8.500%, 05/15/20 (144A)	1,635,000	1,795,199
Liberty Mutual Group, Inc. 7.300%, 06/15/14 (144A)	394,000	422,067
7.000%, 03/15/37 (144A)(d)	2,032,000	1,727,200
10.750%, 06/15/58 (144A)(d)	328,000	414,920
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A)	900,000	853,228
Lincoln National Corp. 6.050%, 04/20/67 (d)	2,382,000	2,000,880
Platinum Underwriters Finance, Inc. 7.500%, 06/01/17 (c)	2,214,000	2,332,650
Protective Life Corp. 7.375%, 10/15/19 (c)	1,925,000	2,139,432
Prudential Financial, Inc. 6.200%, 01/15/15	215,000	235,106
8.875%, 06/15/38 (c)(d)	915,000	1,056,825
Series D 5.150%, 01/15/13	1,300,000	1,346,224
Queen Street IV Capital, Ltd. 7.505%, 04/09/15 (144A)(d)	400,000	389,640
Residential Reinsurance 2011, Ltd. 8.905%, 12/06/15 (144A)(d)	250,000	247,000
USI Holdings Corp. 4.332%, 11/15/14 (144A)(d)	467,000	428,472

		25,603,962

Internet & Catalog Retail—0.4%
Expedia, Inc. 8.500%, 07/01/16	1,165,000	1,256,554
5.950%, 08/15/20 (c)	675,000	681,830

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Internet & Catalog Retail—(Continued)
Ticketmaster Entertainment LLC/Ticketmaster Noteco, Inc. 10.750%, 08/01/16	2,192,000	$2,345,440

		4,283,824

Internet Software & Services—0.1%
Equinix, Inc. 8.125%, 03/01/18	1,285,000	1,407,075

IT Services—0.3%
Allen Systems Group, Inc. 10.500%, 11/15/16 (144A)	624,000	546,000
First Data Corp. 8.250%, 01/15/21 (144A)(c)	433,000	389,700
SunGard Data Systems, Inc. 10.625%, 05/15/15 (c)	805,000	861,350
10.250%, 08/15/15	802,000	835,083

		2,632,133

Machinery—0.7%
Allison Transmission, Inc. 11.000%, 11/01/15 (144A)	708,000	750,480
American Railcar Industries, Inc. 7.500%, 03/01/14 (c)	1,679,000	1,687,395
Commercial Vehicle Group, Inc. 7.875%, 04/15/19 (144A)	250,000	241,875
Cummins, Inc. 6.750%, 02/15/27	393,000	479,976
Mueller Water Products, Inc. 7.375%, 06/01/17 (c)	1,096,000	1,002,840
Oshkosh Corp. 8.500%, 03/01/20	300,000	310,500
Park-Ohio Industries, Inc. 8.125%, 04/01/21	500,000	495,000
Titan International, Inc. 7.875%, 10/01/17	750,000	783,750
Valmont Industries, Inc. 6.625%, 04/20/20	940,000	1,089,765

		6,841,581

Media—0.1%
Time Warner Cable, Inc. 8.750%, 02/14/19	198,000	253,183
8.250%, 04/01/19	313,000	393,690

		646,873

Metals & Mining—0.5%
Alcoa, Inc. 6.150%, 08/15/20 (c)	1,280,000	$1,332,109
Allegheny Technologies, Inc. 9.375%, 06/01/19	1,135,000	1,451,521
Commercial Metals Co. 7.350%, 08/15/18 (c)	1,315,000	1,243,004
Noranda Aluminum Acquisition Corp. 4.659%, 05/15/15 (f)	477,507	444,081
Old AII, Inc. 9.000%, 12/15/14 (a)(b)	419,000	0
Southern Copper Corp. 5.375%, 04/16/20	395,000	420,561

		4,891,276

Oil & Gas Exploration & Production—0.1%
Swift Energy Co. 7.875%, 03/01/22 (144A)	750,000	744,375

Oil, Gas & Consumable Fuels—3.6%
Alpha Natural Resources, Inc. 6.000%, 06/01/19 (c)	820,000	799,500
Arch Coal, Inc. 7.000%, 06/15/19 (144A)	1,350,000	1,383,750
Bill Barrett Corp. 7.625%, 10/01/19	850,000	892,500
Buckeye Partners L.P. 6.050%, 01/15/18	505,000	560,036
Carrizo Oil & Gas, Inc. 8.625%, 10/15/18 (144A)	1,130,000	1,141,300
Coffeyville Resources LLC/Coffeyville Finance, Inc. 9.000%, 04/01/15 (144A)	1,975,000	2,103,375
DCP Midstream LLC 9.750%, 03/15/19 (144A)	1,267,000	1,653,906
Enterprise Products Operating LLC 7.000%, 06/01/67 (d)	678,000	668,395
Series A 8.375%, 08/01/66 (c)(d)	1,059,000	1,134,206
Frontier Oil Corp. 6.875%, 11/15/18	400,000	412,000
Kinder Morgan Energy Partners L.P. 5.950%, 02/15/18	1,559,000	1,783,385
5.625%, 04/15/20 (144A)(c)	1,830,000	1,745,602
4.150%, 03/01/22 (c)	2,300,000	2,344,240

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Oil, Gas & Consumable Fuels—(Continued)
Linn Energy LLC/Linn Energy Finance Corp. 8.625%, 04/15/20	825,000	$899,250
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC 8.875%, 03/15/18	1,705,000	1,675,162
Petrohawk Energy Corp. 10.500%, 08/01/14	435,000	486,113
Plains Exploration & Production Co. 8.625%, 10/15/19	1,025,000	1,131,344
6.750%, 02/01/22	3,505,000	3,689,012
Quicksilver Resources, Inc. 7.125%, 04/01/16 (c)	1,017,000	1,017,000
SandRidge Energy, Inc. 4.206%, 04/01/14 (d)	450,000	437,602
8.000%, 06/01/18 (144A)	497,000	504,455
7.500%, 03/15/21	625,000	623,438
Southern Union Co. 3.447%, 11/01/66 (c)(d)	1,437,000	1,347,188
Spectra Energy Capital LLC 6.200%, 04/15/18	1,109,000	1,259,180
Series B 6.750%, 07/15/18	600,000	676,442
Stone Energy Corp. 8.625%, 02/01/17	900,000	922,500
Valero Energy Corp. 9.375%, 03/15/19	1,230,000	1,579,459
W&T Offshore, Inc. 8.500%, 06/15/19 (144A)(c)	600,000	624,000
Williams Cos., Inc. (The) 7.750%, 06/15/31	649,000	809,537
XTO Energy, Inc. 6.250%, 04/15/13	30,000	32,107

		34,335,984

Paper & Forest Products—0.2%
Appleton Papers, Inc. 10.500%, 06/15/15 (144A)	600,000	594,750
Georgia-Pacific LLC 5.400%, 11/01/20 (144A)(c)	800,000	887,692
Graham Packaging Co. L.P./GPC Capital Corp. I 8.250%, 01/01/17	745,000	757,106

		2,239,548

Pharmaceuticals—0.2%
Valeant Pharmaceuticals International, Inc. 6.875%, 12/01/18 (144A)	1,910,000	$1,914,775

Real Estate Investment Trusts—1.2%
Developers Diversified Realty Corp. 7.500%, 04/01/17	1,495,000	1,615,685
Digital Realty Trust L.P. 4.500%, 07/15/15	900,000	918,742
5.875%, 02/01/20	350,000	364,745
Health Care REIT, Inc. 6.200%, 06/01/16	535,000	570,469
Healthcare Realty Trust, Inc. 6.500%, 01/17/17	1,130,000	1,214,854
5.750%, 01/15/21	630,000	638,037
Hospitality Properties Trust 7.875%, 08/15/14	2,400,000	2,609,390
Sabra Health Care L.P./Sabra Capital Corp. 8.125%, 11/01/18 (c)	200,000	203,000
Senior Housing Properties Trust 6.750%, 04/15/20	2,235,000	2,281,314
Ventas Realty L.P./Ventas Capital Corp. 6.750%, 04/01/17 (c)	250,000	259,290
Series 1 6.500%, 06/01/16 (c)	375,000	386,979

		11,062,505

Real Estate Management & Development—0.3%
Forest City Enterprises, Inc. 7.625%, 06/01/15	36,000	35,550
University of Southern California 5.250%, 10/01/11	550,000	694,135
WEA Finance LLC 7.125%, 04/15/18 (144A)	1,651,000	1,847,558

		2,577,243

Road & Rail—0.1%
Swift Services Holdings, Inc. 10.000%, 11/15/18	800,000	846,000

Semiconductors & Semiconductor Equipment—0.0%
KLA-Tencor Corp. 6.900%, 05/01/18	154,000	177,817

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Domestic Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Tobacco—0.2%
Alliance One International, Inc. 10.000%, 07/15/16	2,465,000	$2,230,825

Trading Companies & Distributors—0.2%
GATX Corp. 6.000%, 02/15/18	1,896,000	2,105,415

Wireless Telecommunication Services—0.6%
Cricket Communications, Inc. 7.750%, 10/15/20 (c)	450,000	394,875
Crown Castle Towers LLC 6.113%, 01/15/20 (144A)	785,000	867,517
4.883%, 08/15/20 (144A)	1,600,000	1,638,139
MetroPCS Wireless, Inc. 7.875%, 09/01/18 (c)	1,000,000	1,018,750
6.625%, 11/15/20 (c)	875,000	818,125
Richland Towers Funding LLC/Management Funding Series B 7.870%, 03/15/16 (144A)	625,000	640,277
WCP Wireless Site Funding LLC Series B 6.829%, 11/15/15 (144A)	750,000	782,391

		6,160,074

Total Domestic Bonds & Debt Securities (Cost $233,613,639)		244,340,570

Foreign Bonds & Debt Securities—21.9%

Airlines—0.1%
TAM Capital 3, Inc. 8.375%, 06/03/21 (144A)	1,260,000	1,285,200

Beverages—0.0%
Argentine Beverages Financial 7.375%, 03/22/12 (144A)	66,400	67,237

Building Products—0.1%
Voto-Votorantim Overseas Trading Operations N.V. 6.625%, 09/25/19 (144A)(c)	500,000	532,500

Capital Markets—0.6%
Gruposura Finance 5.700%, 05/18/21 (144A)(c)	915,000	919,575

Capital Markets—(Continued)
Macquarie Group, Ltd. 7.625%, 08/13/19 (144A)	1,170,000	$1,202,186
6.000%, 01/14/20 (144A)	1,400,000	1,315,247
6.250%, 01/14/21 (144A)	400,000	382,784
UBS AG 5.433%, 01/15/14	1,500,000	1,500,000
Vimpel-Communications Via VIP Finance Ireland, Ltd. 9.125%, 04/30/18 (144A)	97,000	95,424

		5,415,216

Chemicals—0.4%
Agrium, Inc. 6.750%, 01/15/19	1,582,000	1,911,137
Basell Finance Co. B.V. 8.100%, 03/15/27 (144A)	382,000	418,290
Ineos Group Holdings, Ltd. 7.875%, 02/15/16 (144A)(EUR)	850,000	815,907
Nova Chemicals Corp. 8.375%, 11/01/16	525,000	574,875

		3,720,209

Commercial Banks—1.7%
Asian Development Bank Series GMTN 3.375%, 05/20/14 (NOK)	10,000,000	1,720,903
Banco de Credito del Peru 5.375%, 09/16/20 (144A)	1,230,000	1,212,534
6.875%, 09/16/26 (144A)(d)	1,915,000	1,977,238
9.750%, 11/06/69 (144A)(d)	455,000	518,700
Banco Macro S.A. 10.750%, 06/07/12	500,000	320,000
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	2,610,000	2,528,438
Credit Agricole S.A. 8.375%, 10/13/19 (144A)(c)(d)	1,170,000	883,350
Industrial Bank of Korea 7.125%, 04/23/14 (144A)(c)	720,000	789,988
International Bank for Reconstruction & Development (The) Series GDIF 5.750%, 10/21/19 (AUD)	3,000,000	3,280,910
Kazkommerts International B.V. 8.000%, 11/03/15 (144A)	640,000	576,000

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Commercial Banks—(Continued)
Rabobank Nederland 16.572%, 03/03/15 (TRY)(e)	3,600,000	$1,393,081
Realkredit Danmark A.S. 7.000%, 04/01/32 (DKK)	5,209	1,020
Scotia Bank Peru DPR Finance Co. 3.296%, 03/15/17 (144A)(d)	1,000,000	997,601

		16,199,763

Commercial Services & Supplies—1.6%
Canada Housing Trust No. 1
3.750%, 03/15/20 (144A)(CAD)	7,675,000	8,402,081
3.350%, 12/15/20 (144A)(CAD)	500,000	531,553
Series AUG 3.800%, 06/15/21 (144A)(CAD)	3,750,000	4,121,921
CEVA Group plc
8.500%, 12/01/14 (144A)(EUR)	469,000	413,687
11.500%, 04/01/18 (144A)	1,779,000	1,614,443

		15,083,685

Computers & Peripherals—0.1%
Seagate Technology plc 7.750%, 12/15/18 (144A)	1,205,000	1,287,844

Construction & Engineering—0.3%
Abengoa Finance SAU 8.875%, 11/01/17 (144A)	500,000	502,500
Boart Longyear Management Pty, Ltd. 7.000%, 04/01/21 (144A)	525,000	535,500
Empresas ICA S.A.B. de C.V. 8.900%, 02/04/21 (144A)(c)	1,800,000	1,629,000

		2,667,000

Construction Materials—0.2%
C10 Capital SPV, Ltd. 6.722%, 12/31/16 (144A)(d)	1,128,000	597,840
C8 Capital SPV, Ltd. 6.640%, 12/31/14 (144A)(d)	780,000	429,000
Cemex S.A.B. de C.V. 9.000%, 01/11/18 (144A)	900,000	722,250
Holcim US Finance Sarl & Cie SCS 6.000%, 12/30/19 (144A)	225,000	232,222

		1,981,312

Consumer Finance—0.2%
Banque PSA Finance 5.750%, 04/04/21 (144A)	2,000,000	$1,809,290

Containers & Packaging—0.3%
Ardagh Packaging Finance plc 9.125%, 10/15/20 (144A)(c)	1,600,000	1,592,000
9.250%, 10/15/20 (144A)(EUR)	400,000	468,271
Nordenia Holdings GMBH 9.750%, 07/15/17 (144A)(EUR)	950,000	1,247,696

		3,307,967

Distributors—0.1%
Marfrig Overseas, Ltd. 9.500%, 05/04/20 (144A)	1,775,000	1,322,375

Diversified Financial Services—1.3%
BM&F BOVESPA S.A. 5.500%, 07/16/20 (144A)	1,500,000	1,552,500
Compass Re, Ltd. 9.010%, 01/08/15 (144A) (d)	300,000	297,240
10.255%, 01/08/15 (144A) (d)	550,000	548,515
Goodman Funding Pty, Ltd. 6.375%, 04/15/21 (144A)(c)	2,450,000	2,497,270
KazMunaiGaz Finance Sub B.V. 7.000%, 05/05/20 (144A)	1,530,000	1,623,713
Successor X, Ltd. Class II—CN3 9.755%, 04/04/13 (144A)(d)	300,000	301,170
Series 2011-1 Class III-R3 12.827%, 01/07/14 (144A)(d)	1,250,000	1,261,500
Series 2011-2 Class IV-AL3 13.000%, 02/25/14 (144A)(d)	250,000	254,550
Series 2011-2, Class IV-E3 9.425%, 02/25/14 (144A)(d)	1,300,000	1,301,560
Series 2011-3, Class II 11.250%, 11/10/15 (144A) (d)	250,000	247,375
Telenet Finance III Luxembourg S.C.A. 6.625%, 02/15/21 (144A)(EUR)	550,000	688,462
TNK-BP Finance S.A. 7.500%, 07/18/16 (144A)	1,090,000	1,152,675
6.625%, 03/20/17 (144A)	375,000	384,375

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Diversified Financial Services—(Continued)
Tyco International Finance S.A. 8.500%, 01/15/19	677,000	$873,239

		12,984,144

Diversified Telecommunication Services—0.6%
Digicel Group, Ltd. 8.250%, 09/01/17 (144A)(c)	1,350,000	1,370,250
Intelsat Jackson Holdings S.A. 8.500%, 11/01/19 (c)	250,000	265,625
Intelsat Luxembourg S.A. 11.500%, 02/04/17 (f)	2,154,654	2,084,628
Qtel International Finance, Ltd. 6.500%, 06/10/14 (144A)(c)	1,030,000	1,126,305
Telesat Canada 12.500%, 11/01/17	1,220,000	1,369,450

		6,216,258

Electric Utilities—0.8%
Dubai Electricity & Water Authority 8.500%, 04/22/15 (144A)	2,820,000	3,059,700
Intergen N.V. 9.000%, 06/30/17 (144A)	1,686,000	1,782,945
Israel Electric Corp., Ltd. 7.250%, 01/15/19 (144A)	845,000	873,174
9.375%, 01/28/20 (144A)	410,000	473,488
Star Energy Geothermal Wayang Windu, Ltd. 11.500%, 02/12/15 (144A)	1,000,000	1,085,000

		7,274,307

Electrical Equipment—0.0%
Legrand S.A. 8.500%, 02/15/25	20,000	24,497

Energy Equipment & Services—0.9%
Offshore Group Investments, Ltd. 11.500%, 08/01/15	2,000,000	2,172,500
Precision Drilling Corp. 6.625%, 11/15/20 (c)	1,100,000	1,130,250
Sevan Marine ASA 13.130%, 10/24/12 (144A)(NOK)(d)	1,434,783	132,143
Transocean, Inc. 6.375%, 12/15/21	3,100,000	3,301,038
Weatherford International, Ltd. 9.625%, 03/01/19 (c)	1,209,000	1,565,723

		8,301,654

Food Products—0.6%
Bertin S.A./Bertin Finance, Ltd. 10.250%, 10/05/16 (144A)	200,000	$202,500
Independencia International, Ltd. 12.000%, 12/30/16 (144A)(a)(b)	296,948	3,742
JBS Finance II, Ltd. 8.250%, 01/29/18 (144A)	1,430,000	1,312,025
Minerva Overseas II, Ltd. 10.875%, 11/15/19 (144A)(c)	1,419,000	1,266,457
Viterra, Inc. 5.950%, 08/01/20 (144A)(c)	2,760,000	2,825,307

		5,610,031

Gas Utilities—0.1%
Transportadora de Gas del Sur S.A. 7.875%, 05/14/17 (144A)(c)	921,000	838,110

Hotels, Restaurants & Leisure—0.6%
Arcos Dorados B.V. 7.500%, 10/01/19 (144A)(c)	682,000	757,020
Codere Finance Luxembourg S.A. 8.250%, 06/15/15 (144A)(EUR)	1,682,000	2,007,261
Lottomatica SpA 8.250%, 03/31/16 (144A)(EUR)(d)	1,957,000	1,979,337
Peermont Global Proprietary, Ltd. 7.750%, 04/30/14 (144A)(EUR)	920,000	954,702

		5,698,320

Household Durables—0.4%
Controladora Mabe S.A. de C.V. 7.875%, 10/28/19 (144A)	2,121,000	2,121,000
Desarrolladora Homex S.A. de C.V. 9.500%, 12/11/19 (144A)	1,055,000	1,036,538
Urbi Desarrollos Urbanos S.A.B de C.V. 9.500%, 01/21/20 (144A)	346,000	352,920

		3,510,458

Insurance—1.7%
ATLAS VI Capital, Ltd. 11.869%, 04/07/14 (144A)(EUR)(d)	250,000	327,238

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Insurance—(Continued)
Blue Fin, Ltd. Series 3 Class B 9.255%, 05/28/13 (144A)(d)	300,000	$311,340
Caelus Re II, Ltd. 6.494%, 05/24/13 (144A)(d)	550,000	556,325
Foundation Re III, Ltd. Series 2010-1, Class A 5.755%, 02/03/14 (144A)(d)	825,000	824,670
Series 2011-1, Class B 5.010%, 02/25/15 (d)	750,000	745,950
GlobeCat, Ltd. Series USW 9.831%, 02/20/12 (144A)(d)	550,000	544,610
Ibis Re, Ltd. Series 2010-1 Class A 6.205%, 05/03/13 (144A)(d)	400,000	400,720
Lodestone Re, Ltd. Class A 6.255%, 05/17/13 (144A)(d)	925,000	928,515
Class B 8.255%, 05/17/13 (144A)(d)	1,050,000	1,051,785
Series 2010-2 Class A-1 6.010%, 01/08/14 (144A)(d)	1,500,000	1,477,950
Series 2010-2 Class A-2 7.255%, 01/08/14 (144A)(d)	250,000	248,700
Loma Reinsurance, Ltd. 10.027%, 12/21/12 (144A)(d)	750,000	770,250
Montana Re, Ltd. 13.784%, 12/07/12 (144A)(d)	250,000	248,075
Mystic Re. II, Ltd. Series 2009 12.523%, 03/20/12 (144A)(d)	250,000	254,275
Queen Street II Capital, Ltd. 7.505%, 04/09/14 (144A)(d)	725,000	722,825
Queen Street III Capital, Ltd. 4.755%, 07/28/14 (144A)(d)	250,000	247,700
Residential Reinsurance 2010, Ltd. Class 1 6.260%, 06/06/13 (144A)(d)	650,000	653,900

Insurance—(Continued)
Residential Reinsurance 2011, Ltd. Series 1, Class 1 9.005%, 06/06/15 (144A)(d)	675,000	$685,935
Validus Holdings, Ltd. 8.875%, 01/26/40	1,720,000	1,884,236
White Mountains Re Group, Ltd. 7.506%, 06/30/17 (144A)(d)	3,205,000	2,928,768

		15,813,767

Machinery—0.2%
Ingersoll-Rand Global Holding Co., Ltd. 9.500%, 04/15/14	910,000	1,058,313
WPE International Cooperatief UA 10.375%, 09/30/20 (144A)	900,000	810,000

		1,868,313

Media—0.4%
Grupo Televisa S.A. 6.000%, 05/15/18	1,080,000	1,212,969
Myriad International Holding B.V. 6.375%, 07/28/17 (144A)(c)	1,530,000	1,637,100
Nara Cable Funding, Ltd. 8.875%, 12/01/18 (144A)(EUR)	1,260,000	1,438,280

		4,288,349

Metals & Mining—1.7%
Algoma Acquisition Corp. 9.875%, 06/15/15 (144A)	1,415,000	1,223,975
ALROSA Finance S.A. 8.875%, 11/17/14 (144A)	770,000	841,225
7.750%, 11/03/20 (144A)	640,000	640,000
Anglo American Capital plc 9.375%, 04/08/14 (144A)	845,000	965,102
AngloGold Ashanti Holdings plc 5.375%, 04/15/20	1,615,000	1,607,083
ArcelorMittal 6.125%, 06/01/18 (c)	1,500,000	1,483,278
5.500%, 03/01/21 (c)	1,390,000	1,278,125
Essar Steel Algoma, Inc. 9.375%, 03/15/15 (144A)	450,000	438,750
Gold Fields Orogen Holding BVI, Ltd. 4.875%, 10/07/20 (144A)	2,875,000	2,542,831

See accompanying notes to financial statements.

15

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Metals & Mining—(Continued)
Novelis, Inc. 8.375%, 12/15/17	1,160,000	$1,238,300
Quadra FNX Mining, Ltd. 7.750%, 06/15/19 (144A)	2,100,000	2,386,125
Vedanta Resources plc 9.500%, 07/18/18 (144A)(c)	1,330,000	1,157,100
8.250%, 06/07/21 (144A)(c)	700,000	549,500

		16,351,394

Oil, Gas & Consumable Fuels—1.0%
Aker Drilling ASA 10.330%, 02/24/16 (NOK)(d)	2,000,000	351,653
Bumi Capital Pte, Ltd. 12.000%, 11/10/16 (144A)	875,000	892,500
Bumi Investment Pte, Ltd. 10.750%, 10/06/17 (144A)	500,000	505,000
Canadian Natural Resources, Ltd. 5.900%, 02/01/18	717,000	846,152
DDI Holdings A.S. 9.300%, 01/19/12 (144A)	857,297	848,724
Expro Finance Luxembourg SCA 8.500%, 12/15/16 (144A)	1,745,000	1,544,325
Gazprom OAO Via Gaz Capital S.A. 8.146%, 04/11/18 (144A)(c)	190,000	214,700
Gazprom OAO Via Gazprom International S.A. 7.201%, 02/01/20	651,672	693,216
Nakilat, Inc. Series A 6.067%, 12/31/33 (144A)	520,000	557,700
6.267%, 12/31/33 (144A)	1,343,230	1,445,427
Norwegian Energy Co. ASA 12.900%, 11/20/14 (NOK)	4,000,000	616,250
Seven Seas Petroleum Corp. Series B 12.500%, 05/15/05 (a)(b)	60,000	0
Tengizchevroil Finance Co. SARL 6.124%, 11/15/14 (144A)	1,145,673	1,178,611

		9,694,258

Pharmaceuticals—0.1%
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC 7.750%, 09/15/18	1,075,000	1,103,219

Provincial—0.4%
Province of Ontario 5.500%, 04/23/13 (AUD)	3,356,000	$3,514,992

Real Estate Investment Trusts—0.2%
Dexus Property Group 7.125%, 10/15/14 (144A)	1,940,000	2,119,958

Real Estate Management & Development—0.0%
Alto Palermo S.A. Series 2 11.000%, 06/11/12 (144A)	61,124	19,242

Road & Rail—0.2%
Inversiones Alsacia S.A. 8.000%, 08/18/18 (144A)	1,940,000	1,465,284

Semiconductors & Semiconductor Equipment—0.0%
LDK Solar Co., Ltd. 10.000%, 02/28/14 (CNY)	2,000,000	160,321

Sovereign—4.7%
Australia Government Bond Series 123 5.750%, 04/15/12 (AUD)	85,000	87,562
Brazilian Government International Bond 10.250%, 01/10/28 (BRL)	8,250,000	5,042,219
Canadian Government Bond 2.000%, 06/01/16 (CAD)	3,780,000	3,837,284
4.250%, 06/01/18 (CAD)	1,485,000	1,704,205
Canadian Treasury Bill 16.772%, 02/16/12 (CAD)(e)	3,000,000	2,947,249
Dominican Republic International Bond 7.500%, 05/06/21 (144A)	900,000	888,750
Indonesia Recapitalization Bond Series FR19 14.250%, 06/15/13 (IDR)	7,600,000,000	948,990
Series FR20 14.275%, 12/15/13 (IDR)	4,350,000,000	561,060
Indonesia Treasury Bond Series FR 55 7.375%, 09/15/16 (IDR)	2,600,000,000	310,166
Series FR23 11.000%, 12/15/12 (IDR)	4,800,000,000	561,462
Series FR33 12.500%, 03/15/13 (IDR)	2,400,000,000	288,810

See accompanying notes to financial statements.

16

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Foreign Bonds & Debt Securities—(Continued)

Security Description	Par Amount($)†	Value

Sovereign—(Continued)
Series FR49 9.000%, 09/15/13 (IDR)	1,900,000,000	$223,461
Ireland Government Bond 5.900%, 10/18/19 (EUR)	2,980,000	3,305,008
4.500%, 04/18/20 (EUR)	1,825,000	1,812,427
5.000%, 10/18/20 (EUR)	1,820,000	1,911,621
Italy Buoni Poliennali Del Tesoro 5.000%, 03/01/22 (EUR)	3,300,000	3,683,023
Kingdom of the Netherlands 5.000%, 07/15/12 (EUR)	130,000	172,845
Norwegian Government Bond 5.000%, 05/15/15 (NOK)	7,150,000	1,330,261
4.250%, 05/19/17 (NOK)	9,440,000	1,763,341
4.500%, 05/22/19 (NOK)	2,050,000	394,532
Queensland Treasury Corp. Series 13G 6.000%, 08/14/13 (AUD)	138,000	145,498
Russian Foreign Bond—Eurobond 7.500%, 03/31/30 (144A)(g)	999,912	1,163,648
Singapore Government Bond 1.625%, 04/01/13 (SGD)	1,850,000	1,451,325
Sweden Government Bond Series 1041 6.750%, 05/05/14 (SEK)	15,000,000	2,476,348
Series 1046 5.500%, 10/08/12 (SEK)	14,715,000	2,211,857
Series 1049 4.500%, 08/12/15 (SEK)	25,000,000	4,095,976
Series 1051 3.750%, 08/12/17 (SEK)	11,400,000	1,879,703
United Mexican States 7.500%, 01/14/12	84,000	84,021

		45,282,652

Trading Companies & Distributors—0.2%
Metinvest B.V. 10.250%, 05/20/15 (144A)	550,000	523,765
8.750%, 02/14/18 (144A)	1,200,000	991,800

		1,515,565

Wireless Telecommunication Services—0.1%
Bakrie Telecom Pte, Ltd. 11.500%, 05/07/15 (144A)	1,025,000	650,875

Wireless Telecommunication Services—(Continued)
VimpelCom Holdings BV 7.504%, 03/01/22 (144A)	800,000	$676,000

		1,326,875

Total Foreign Bonds & Debt Securities (Cost $207,353,651)		209,661,566

Mortgage-Backed Securities—12.2%

Collateralized Mortgage Obligations—9.1%
Adjustable Rate Mortgage Trust Series 2004-4 Class 1A1 2.546%, 03/25/35 (d)	460,304	408,414
American Home Mortgage Investment Trust Series 2005-1 Class 7A1 2.801%, 06/25/45 (d)	1,067,332	937,661
Banc of America Alternative Loan Trust Series 2003-2 Class CB1 5.750%, 04/25/33	1,154,108	1,212,743
Series 2003-7 Class 1CB1 5.500%, 09/25/33	989,128	1,023,811
Series 2004-10 Class 2CB1 6.000%, 11/25/34	227,909	233,903
Series 2004-12 Class 4A1 5.500%, 01/25/20	963,638	972,265
Series 2004-2 1Class A1 6.000%, 03/25/34	1,317,805	1,357,611
Series 2004-3 Class 1A1 6.000%, 04/25/34	408,950	402,924
Series 2004-4 Class 6A1 5.250%, 05/25/34	1,039,401	1,055,559
Series 2004-6 Class 4A1 5.000%, 07/25/19	1,317,959	1,337,708
Banc of America Funding Corp. Series 2005-6 Class 1A6 5.750%, 10/25/35	624,579	616,396
Series 2005-8 Class 1A1 5.500%, 01/25/36	1,173,189	1,150,022
Series 2010-R4 Class 7A1 0.387%, 08/26/36 (144A)(d)	1,106,497	1,047,189
Banc of America Mortgage Securities, Inc. Series 2003-I Class 2A6 2.788%, 10/25/33 (d)	1,678,011	1,537,598

See accompanying notes to financial statements.

17

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Collateralized Mortgage Obligations—(Continued)
Series 2004-11 Class 2A1 5.750%, 01/25/35	1,787,566	$1,833,705
Series 2004-E Class 1A1 2.748%, 06/25/34 (d)	366,548	346,833
Series 2005-9 Class 2A1 4.750%, 10/25/20	645,251	623,114
Series 2005-D Class 2A5 2.872%, 05/25/35 (d)	416,606	405,537
Series 2005-H Class 4A2 5.103%, 09/25/35 (d)	449,810	421,092
Bear Stearns Adjustable Rate Mortgage Trust Series 2004-12 Class 4A1 5.163%, 02/25/35 (d)	447,783	422,606
Charlie Mac Series 2004-2 Class A1 5.000%, 10/25/34	712,867	728,853
Chase Mortgage Finance Corp. Series 2003-S11 Class 1A1 5.000%, 10/25/33	320,738	331,640
Citicorp Mortgage Securities, Inc. Series 2006-1 Series 3A1 5.000%, 02/25/36	196,736	195,618
Series 2007-2 Class 2A1 5.500%, 02/25/22	190,803	187,490
Citigroup Mortgage Loan Trust, Inc. Series 2005-7 Class 2A1A 2.633%, 09/25/35 (d)	750,709	686,698
Countrywide Alternative Loan Trust Series 2003-16T1 Class A5 5.250%, 09/25/33	1,110,392	1,150,976
Series 2003-21T1 Series A8 5.750%, 12/25/33	1,277,662	1,321,064
Series 2003-23T2 Class A1 4.250%, 09/25/33	621,300	630,616
Series 2004-12CB Class 1A3 5.000%, 07/25/19	1,000,000	1,015,052
Series 2004-14T2 Class A11 5.500%, 08/25/34	1,192,818	1,124,505
Series 2004-28CB Class 1A1 5.500%, 01/25/35	944,546	957,930
Series 2004-2CB Class 1A4 0.694%, 03/25/34 (d)	372,294	353,631
Series 2004-2CB Class 1A9 5.750%, 03/25/34	393,710	377,626

Collateralized Mortgage Obligations—(Continued)
Series 2004-2CB1 Class A2 5.125%, 03/25/34	1,368,869	$1,393,270
Series 2005-11CB Class 2A3 5.500%, 06/25/35	396,032	372,210
Series 2005-1CB Class 2A4 5.500%, 03/25/35	719,960	612,668
Countrywide Home Loan Mortgage Pass-Through Trust Series 2003-42 Class 1A1 2.908%, 09/25/33 (d)	11,011	8,444
Series 2004-J2 Class A8 5.500%, 03/25/34	456,664	459,526
Series 2005-J3 Class 2A4 4.500%, 09/25/35	802,233	644,721
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-7 Class 3A1 5.000%, 08/25/20	482,249	478,045
Credit Suisse Mortgage Capital Certificates Series 2007-3 Class 4A1 5.000%, 04/25/37	332,833	311,509
Series 2010-16 Class A2 4.063%, 06/25/50 (144A)(d)	1,750,000	1,660,494
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5 Class 1A4 5.500%, 11/25/35 (d)	719,905	600,692
Downey Savings & Loan Association Mortgage Loan Trust Series 2005-AR6 Class 2A1B 0.655%, 10/19/45 (d)	428,482	124,411
First Horizon Mortgage Asset Securities, Inc. Series 2006-1 Class 1A8 6.000%, 05/25/36	557,055	512,724
FREMF Mortgage Trust Series 2010-K7 Class B 5.435%, 04/25/20 (144A)(d)	600,000	560,786
Series 2010-K8 Class B 5.237%, 09/25/43 (d)	400,000	367,327
Series 2010-K9 Class B 5.164%, 09/25/45 (144A)(d)	900,000	820,372
Series 2011-K10 Class B 4.598%, 11/25/49 (144A)(d)	1,050,000	914,123

See accompanying notes to financial statements.

18

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Collateralized Mortgage Obligations—(Continued)
Series 2011-K12 Class B 4.347%, 01/25/46 (144A)(d)	680,000	$577,989
Series 2011-K14 Class B 5.159%, 02/25/47 (144A)(d)	400,000	360,230
Series 2011-K701 Class B 4.287%, 07/25/48 (144A)(d)	825,000	749,266
Series 2011-K701 Class C 4.287%, 07/25/48 (144A)(d)	1,000,000	836,865
Series 2011-K703 Class B 4.887%, 07/25/44 (144A)(d)	600,000	558,277
GMAC Mortgage Corp. Loan Trust Series 2005-AR2 Class 4A 4.954%, 05/25/35 (d)	797,243	714,904
Series 2010-1 Class A 4.250%, 07/25/40 (144A)	2,323	2,320
GSR Mortgage Loan Trust Series 2004-3F Class B1 5.718%, 02/25/34 (d)	204,263	176,164
Series 2005-AR4 Class 6A1 5.250%, 07/25/35 (d)	1,470,755	1,356,965
Series 2005-AR6 Class 2A1 2.685%, 09/25/35 (d)	1,884,913	1,649,209
Series 2006-1F Class 2A16 6.000%, 02/25/36	601,572	551,283
Impac CMB Trust Series 2004-4 Class 1A1 0.934%, 09/25/34 (d)	132,311	97,781
Series 2004-5 Class 1A1 1.014%, 10/25/34 (d)	513,315	444,405
Impac Secured Assets CMN Owner Trust Series 2006-1 Class 2A1 0.644%, 05/25/36 (d)	472,037	398,376
Indymac Index Mortgage Loan Trust Series 2004-AR1 Class 2A1 0.894%, 04/25/34 (d)	41,572	26,968
Jefferies & Co., Inc. Series 2009-R2 Class 4A 4.014%, 05/26/37 (144A)(d)	414,237	409,589
JPMorgan Alternative Loan Trust Series 2006-S1 Class 1A12 6.000%, 03/25/36	706,919	504,408
JPMorgan Mortgage Trust Series 2004-S1 Class 2A1 6.000%, 09/25/34	1,014,104	1,038,727

Collateralized Mortgage Obligations—(Continued)
Series 2005-A1 Class 5A1 4.445%, 02/25/35 (d)	171,072	$169,561
Series 2005-A7 Class 1A2 2.742%, 10/25/35 (d)	1,000,000	935,736
Series 2005-A8 Class 2A1 2.592%, 11/25/35 (d)	536,063	518,398
MASTER Alternative Loans Trust Series 2004-10 Class 2A1 5.500%, 10/25/19	1,059,371	1,087,287
Series 2004-13 Class 4A1 6.015%, 01/25/35(d)	511,730	527,324
Series 2004-6 Class 7A1 6.000%, 07/25/34	1,270,135	1,266,427
Series 2005-1 Class 1A1 5.500%, 02/25/35	1,298,161	1,335,291
MASTER Seasoned Securitization Trust Series 2005-1 Class 1A1 6.769%, 09/25/32 (d)	822,447	862,867
Merrill Lynch Mortgage Investors, Inc. Series 2005-A2 Class A2 2.606%, 02/25/35 (d)	1,608,584	1,356,333
Morgan Stanley Reremic Trust Series 2010-R9 Class 3B 5.000%, 11/26/36 (144A)	2,100,000	2,028,915
PHH Mortgage Capital LLC Series 2007-1SLW Class A1 6.600%, 12/25/27 (144A)	933,487	911,858
Residential Accredit Loans, Inc. Series 2002-QS14 Class A12 5.500%, 09/25/32	244,191	249,717
Series 2004-QS16 Class 1A1
5.500%, 12/25/34	1,159,187	1,175,049
Series 2004-QS5 Class A3
5.750%, 04/25/34	450,000	445,487
Series 2004-QS5 Class A5
4.750%, 04/25/34	731,362	738,340
Series 2004-QS5 Class A6
0.894%, 04/25/34 (d)	479,840	439,322
Series 2005-QR1 Class A
6.000%, 10/25/34	1,840,542	1,872,940
Residential Asset Securitization Trust Series 2004-A10 Class A1 5.500%, 02/25/35	685,643	696,311

See accompanying notes to financial statements.

19

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Collateralized Mortgage Obligations—(Continued)
Series 2004-A7 Class A3
0.744%, 10/25/34 (d)	686,478	$601,137
Series 2005-A9 Class A1
5.500%, 07/25/35	967,942	866,265
Residential Funding Mortgage Securities I Series 2005-S6 Class A7 5.500%, 08/25/35	186,752	188,205
Sasco Net Interest Margin Trust Series 2003-BC1 Class B 0.000%, 05/27/33 (144A)(b)(e)	47,096	15
Sequoia Mortgage Trust Series 2003-5 Class A1 0.905%, 09/20/33 (d)	377,972	332,657
Series 2005-2 Class A1
0.505%, 03/20/35 (d)	409,058	322,705
Series 2005-3 Class A1
0.485%, 05/20/35 (d)	282,951	201,242
Series 2011-2 Class A1
3.900%, 09/25/41 (d)	559,469	564,624
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1 Class 3A3 2.543%, 02/25/34 (d)	382,954	304,384
Series 2004-A1 Class 3AC
1.618%, 03/25/34 (d)	1,049,639	929,113
Structured Asset Securities Corp. Series 2003-22A Class 3A 2.566%, 06/25/33 (d)	875,189	806,703
Series 2003-31A Class 3A
2.543%, 10/25/33 (d)	1,227,106	1,097,188
Series 2005-15 Class 4A1
6.000%, 08/25/35	436,045	368,645
Series 2005-6 Class 4A1
5.000%, 05/25/35	1,222,503	1,205,775
Thornburg Mortgage Securities Trust Series 2004-1 Class II2A 1.744%, 03/25/44 (d)	1,105,229	937,792
Series 2004-1 Class II4A
4.154%, 03/25/44 (d)	269,368	257,201
Vericrest Opportunity Loan Transferee Series 2011-NL1A Class A1 5.926%, 12/26/50 (144A)(d)	285,872	286,494

Collateralized Mortgage Obligations—(Continued)
WaMu Mortgage Pass-Through Certificates Series 2003-S3 Class 3A1 5.500%, 05/25/33	1,314,075	$1,376,339
Series 2004-AR12 Class A2A
0.640%, 10/25/44 (d)	146,950	101,687
Series 2004-AR14 Class A1
2.479%, 01/25/35 (d)	2,392,486	2,177,562
Series 2004-AR3 Class A2
2.563%, 06/25/34 (d)	1,220,868	1,186,180
Series 2005-AR10 Class 1A2
2.500%, 09/25/35 (d)	425,000	358,103
Series 2005-AR10 Class 1A4
2.500%, 09/25/35 (d)	219,750	174,121
Series 2005-AR7 Class A2
2.550%, 08/25/35 (d)	752,459	672,641
Wells Fargo Mortgage Backed Securities Trust Series 2004-E Class A2 4.500%, 05/25/34 (d)	153,442	153,605
Series 2004-H Class A1
2.759%, 06/25/34 (d)	108,544	102,365
Series 2004-V Class 1A2
2.712%, 10/25/34 (d)	316,581	306,199
Series 2005-9 Class 1A14
5.500%, 10/25/35	347,632	345,157
Series 2005-9 Class 2A6
5.250%, 10/25/35	674,218	648,516
Series 2005-AR10 Class 2A16
2.689%, 06/25/35 (d)	1,004,164	917,592
Series 2005-AR15 Class 1A4
5.036%, 09/25/35 (d)	301,542	292,642
Series 2005-AR16 Class 3A2
2.690%, 03/25/35 (d)	1,510,165	1,369,220
Series 2005-AR6 Class A1
5.009%, 04/25/35 (d)	189,935	181,431
Series 2006-2 Class 3A1
5.750%, 03/25/36	2,506,678	2,443,556
Series 2006-AR6 Class 5A1
4.547%, 03/25/36 (d)	1,579,437	1,402,452

		86,800,114

Commercial Mortgage-Backed Securities—3.1%
American Tower Trust Series 2007-1A Class D 5.957%, 04/15/37 (144A)	1,082,000	1,149,541

See accompanying notes to financial statements.

20

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Commercial Mortgage-Backed Securities—(Continued)
Bayview Commercial Asset Trust Series 2004-1 Class A 0.654%, 04/25/34 (144A) (d)	605,610	$471,348
Series 2006-SP1 Class IO
2.930%, 04/25/36 (144A)(d)(h)	4,421,833	143,021
Series 2007-2A Class IO 3.573%, 07/25/37 (144A)(h)	8,205,644	626,091
Series 2007-4A Class A1 0.744%, 09/25/37 (144A)(d)	1,124,934	767,296
Series 2007-4A Class IO 3.855%, 09/25/37 (144A)(h)	11,599,807	1,074,142
Bear Stearns Commercial Mortgage Securities, Inc. Series 2002-TOP6 Class E 7.090%, 10/15/36 (144A)(d)	900,000	886,048
Series 2006-PW12 Class AJ 5.759%, 09/11/38 (d)	575,000	452,794
Series 2007-PW16 Class A4 5.715%, 06/11/40 (d)	900,000	989,289
Commercial Mortgage Pass-Through Certificates Series 2000-C1 Class G 6.850%, 08/15/33 (144A) (d)	300,000	270,683
Series 2011-THL Class E 5.949%, 06/09/28 (144A)	100,000	100,247
Credit Suisse First Boston Mortgage Securities Corp. Series 2002-CKN2 Class H 6.122%, 04/15/37 (144A)(d)	70,000	46,710
Series 2002-CKP1 Class G 7.165%, 12/15/35 (144A)(d)	400,000	401,268
Series 2003-C3 Class F 4.518%, 05/15/38 (144A)(d)	250,000	236,862
Credit Suisse Mortgage Capital Certificates Series 2006-C5 Class AM 5.343%, 12/15/39	800,000	728,218
CW Capital Cobalt, Ltd. Series 2006-C1 Class A2 5.174%, 08/15/48	217,718	220,951
DBUBS Mortgage Trust Series 2011-LC1A Class C 5.557%, 11/10/46 (144A)(d)	600,000	568,656
Series 2011-LC3A Class B 5.414%, 08/10/44 (144A)(d)	1,400,000	1,345,938

Commercial Mortgage-Backed Securities—(Continued)
Extended Stay America Trust Series 2010-ESHA Class C 4.860%, 11/05/27 (144A)	800,000	$812,373
GMAC Commercial Mortgage Securities, Inc. Series 2003-C1 Class H 5.310%, 05/10/36 (144A)(d)	792,000	759,231
Series 2003-C2 Class G 5.469%, 05/10/40 (144A)(d)	425,000	382,858
Series 2003-C3 Class E 5.307%, 04/10/40 (d)	450,000	434,046
GS Mortgage Securities Corp. II Series 2006-GG8 Class A4 5.560%, 11/10/39	800,000	881,416
Series 2006-GG8 Class AM 5.591%, 11/10/39	1,270,000	1,290,486
Series 2011-ALF Class D 4.209%, 02/10/21 (144A)	850,000	805,715
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2003-CB6 Class G 5.534%, 07/12/37 (144A)(d)	350,000	274,354
Series 2006-FL2A Class G 0.638%, 11/15/18 (144A)(d)	773,876	678,429
Series 2010-C2 Class A2 3.616%, 11/15/43 (144A)	1,000,000	1,040,956
Series 2010-C2 Class C 5.528%, 11/15/43 (144A)(d)	300,000	290,820
Series 2011-CCHP Class D 4.650%, 07/15/28 (144A)(d)	850,000	833,525
LB-UBS Commercial Mortgage Trust Series 2002-C4 Class J 5.616%, 10/15/35 (144A)(d)	1,700,000	1,647,308
Lehman Brothers Small Balance Commercial Series 2006-2A Class 1A 0.494%, 09/25/36 (144A)(d)	477,300	356,181
Series 2006-3A Class 2A2 5.410%, 12/25/36 (144A)(d)	527,452	520,860
Series 2007-3A Class 1A2 1.144%, 10/25/37 (144A)(d)	259,854	260,157
LSTAR Commercial Mortgage Trust Series 2011-1 Class C 5.677%, 06/25/43 (144A)(d)	942,000	877,961

See accompanying notes to financial statements.

21

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Commercial Mortgage-Backed Securities—(Continued)
Merrill Lynch Financial Assets, Inc. Series 2007-CA22 Class A2 4.711%, 03/12/49 (CAD)(d)	350,000	$354,268
Merrill Lynch Mortgage Trust Series 2003-KEY1 Class B 5.334%, 11/12/35 (d)	750,000	732,620
Series 2005-MCP1 Class A2 4.556%, 06/12/43	240,360	242,387
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-1 Class A2 5.439%, 02/12/39 (d)	66,825	66,876
Morgan Stanley Capital I Series 2007-XLF9 Class B 0.879%, 12/15/20 (144A)(d)	455,000	404,313
Series 2007-XLF9 Class C 0.979%, 12/15/20 (144A)(d)	700,000	615,078
Timberstar Trust Series 2006-1A Class A 5.668%, 10/15/36 (144A)	540,000	605,661
Series 2006-1A Class F 7.530%, 10/15/36 (144A)	1,549,000	1,436,703
Wells Fargo Commercial Mortgage Trust Series 2010-C1 Class C 5.587%, 11/15/43 (144A)(d)	950,000	930,962
WF-DB Commercial Mortgage Trust Series 2011-BXR Class D 5.914%, 07/05/24 (144A)	1,000,000	1,020,752
WF-RBS Commercial Mortgage Trust Series 2011-C2 Class C 5.392%, 02/15/44 (144A)(d)	250,000	225,211
Series 2011-C4 Class D 5.250%, 06/15/44 (144A)(d)	400,000	325,636

		29,586,246

Total Mortgage-Backed Securities (Cost $118,074,173)		116,386,360

Loan Participation—11.4%

Aerospace & Defense—0.4%
DAE Aviation Holdings, Inc. 5.430%, 07/31/14 (d)	2,051,251	2,010,226
DigitalGlobe, Inc. 4.500%, 10/07/18 (d)	1,190,000	1,173,144

Aerospace & Defense—(Continued)
DynCorp International LLC 6.271%, 07/07/16 (d)	358,788	$353,083
Hunter Defense Technologies, Inc. 3.830%, 08/22/14 (d)	666,439	606,460

		4,142,913

Airlines—0.2%
Allegiant Travel Co. 5.750%, 03/10/17 (d)	992,500	982,575
Delta Air Lines, Inc. 4.250%, 03/07/16 (d)	908,137	849,109

		1,831,684

Auto Components—0.3%
Delphi Corp. 3.500%, 03/31/17 (d)	1,159,500	1,157,761
Federal-Mogul Corp. 2.209%, 12/29/14 (d)	570,960	529,834
2.216%, 12/28/15 (d)	291,306	270,323
Goodyear Tire & Rubber Co. (The) 1.930%, 04/30/14 (d)	750,000	726,874
Remy International, Inc. 6.250%, 12/16/16 (d)	643,500	635,993

		3,320,785

Automobiles—0.5%
Chrysler Group LLC 6.000%, 05/24/17 (d)	3,099,425	2,941,354
Tomkins LLC 4.250%, 09/29/16 (d)	405,573	404,983
UCI International, Inc. 5.500%, 07/26/17 (d)	990,000	994,024

		4,340,361

Biotechnology—0.3%
Grifols, Inc. 6.000%, 06/01/17(d)	2,582,025	2,581,625

Building Products—0.0%
Hillman Group, Inc. 5.226%, 05/27/16 (d)	271,562	268,847

Capital Markets—0.0%
LPL Investment Holdings, Inc. 5.250%, 06/28/17 (d)	429,241	430,314

See accompanying notes to financial statements.

22

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Loan Participation—(Continued)

Security Description	Par Amount($)†	Value

Chemicals—0.4%
Chemtura Corp. 5.500%, 08/27/16 (d)	855,000	$860,344
Huntsman International LLC 2.883%, 04/19/17 (d)	156,281	150,086
Ineos Holdings, Ltd. 7.501%, 12/16/13 (EUR) (d)	385,197	503,258
8.001%, 12/16/14 (EUR) (d)	425,973	559,295
Ineos U.S. Finance LLC 7.501%, 12/16/13 (d)	337,356	343,513
8.001%, 12/16/14 (d)	338,400	346,267
Univar, Inc. 5.000%, 06/30/17 (d)	1,197,900	1,158,220

		3,920,983

Commercial Services & Supplies—0.2%
Autotrader.com, Inc 4.000%, 12/15/16 (d)	372,187	372,885
Synagro Technologies, Inc. 2.280%, 04/02/14 (d)	215,880	185,521
Waste Industries USA, Inc. 4.750%, 03/17/17 (d)	923,025	909,180

		1,467,586

Communications Equipment—0.1%
CommScope, Inc. 5.000%, 01/14/18 (d)	630,237	627,086

Computers & Peripherals—0.0%
Dealer Computer Services, Inc. 3.750%, 04/20/18 (d)	125,636	125,322

Construction Materials—0.4%
Fairmount Minerals, Ltd. 5.250%, 03/15/17 (d)	1,162,500	1,160,425
Preferred Sands Holding Compa 6.000%, 12/15/16 (d)	2,345,000	2,292,238
U.S. Silica Co. 4.750%, 06/01/17 (d)	373,125	372,192

		3,824,855

Containers & Packaging—0.6%
BWAY Corp. 4.500%, 02/23/18 (d)	257,484	254,600
Exopack LLC 6.500%, 05/31/17 (d)	3,517,325	3,446,979
Ranpak Corp. 4.750%, 04/20/17 (d)	823,318	801,705

Containers & Packaging—(Continued)
Reynolds Group Holdings, Inc. 6.500%, 02/09/18 (d)	746,184	$743,233

		5,246,517

Diversified Consumer Services—0.1%
Affinion Group, Inc. 3.500%, 10/10/16 (d)	1,381,048	1,236,611

Diversified Financial Services—0.1%
MSCI, Inc. 3.750%, 03/14/17 (d)	440,797	444,213
Race Point Power 8.035%, 01/11/18 (d)	975,784	967,246

		1,411,459

Diversified Telecommunication Services—0.2%
Intelsat Jackson Holdings, Ltd. 3.391%, 02/03/14 (d)	450,000	429,750
Telesat Canada 3.300%, 10/31/14 (d)	1,702,594	1,685,568

		2,115,318

Electric Utilities—0.1%
Texas Competitive Electric Holdings Co. LLC/ TCEH Finance, Inc. 4.776%, 10/10/17 (d)	1,710,495	1,087,387

Electrical Equipment—0.1%
Generac CCMP Acquisition Corp. 2.804%, 11/11/13 (d)	408,706	404,926
Pelican Products, Inc. 5.000%, 03/07/17 (d)	831,600	826,057

		1,230,983

Electronic Equipment, Instruments & Components—0.4%
Aeroflex, Inc. 4.250%, 05/09/18 (d)	1,094,500	1,037,586
Flextronics International, Ltd. 2.546%, 10/01/14 (d)	2,119,412	2,080,340
Vertafore, Inc. 5.250%, 07/29/16 (d)	376,201	369,053

		3,486,979

Energy Equipment & Services—0.3%
Frac Tech International LLC 6.250%, 05/06/16 (d)	2,903,309	2,869,326

See accompanying notes to financial statements.

23

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Loan Participation—(Continued)

Security Description	Par Amount($)†	Value

Food & Staples Retailing—0.1%
Rite Aid Corp. 4.500%, 03/02/18 (d)	1,146,861	$1,095,826

Food Products—0.2%
Darling International, Inc. 5.750%, 12/16/16 (d)	200,000	200,920
Del Monte Foods Co. 4.500%, 03/08/18 (d)	741,275	706,064
Pierre Foods, Inc. 7.001%, 09/30/16 (d)	1,386,000	1,384,704

		2,291,688

Health Care Equipment & Supplies—0.2%
Fresenius U.S. Finance I, Inc. 3.500%, 09/10/14 (d)	463,450	462,871
Immucor, Inc. 5.750%, 08/17/18 (d)	1,571,062	1,582,649

		2,045,520

Health Care Providers & Services—2.1%
AccentCare, Inc. 5.000%, 02/24/17 (d)	587,708	534,815
Alliance Healthcare Services, Inc. 7.250%, 06/01/16 (d)	974,968	854,316
Ardent Medical Services, Inc. 5.000%, 09/15/15 (d)	830,225	824,521
5.000%, 09/18/15 (d)	443,877	440,828
Aveta Holdings LLC 8.500%, 04/14/15 (d)	1,440,508	1,426,104
Carestream Health, Inc. 5.000%, 02/25/17 (d)	843,501	760,395
CDRL MS, Inc. 6.750%, 09/30/16 (d)	421,656	418,241
Gentiva Health Services, Inc. 4.750%, 08/17/16 (d)	2,751,668	2,473,062
Hanger Orthopedic Group, Inc. 4.010%, 12/01/16 (d)	1,240,625	1,196,173
HCA, Inc. 3.829%, 03/31/17 (d)	251,355	239,102
3.546%, 05/01/18 (d)	104,810	99,530
Iasis Healthcare LLC 5.000%, 05/03/18 (d)	719,563	697,080
IMS Health, Inc. 4.500%, 08/25/17 (d)	652,333	651,569
inVentiv Health, Inc. 6.500%, 08/04/16 (d)	1,712,699	1,644,191

Health Care Providers & Services—(Continued)
Kindred Healthcare, Inc. 5.250%, 06/01/18 (d)	1,615,950	$1,508,223
Prime Healthcare Services, Inc. 7.250%, 04/22/15 (d)	1,221,111	1,178,372
Renal Advantage Holdings, Inc. 5.750%, 12/16/16 (d)	941,741	942,136
Select Medical Corp. 3.750%, 05/25/18 (d)	1,820,438	1,738,518
Universal Health Services, Inc. 3.753%, 11/15/16 (d)	992,097	991,561
Virtual Radiologic Corp. 5.500%, 11/03/16 (d)	1,339,875	1,269,531

		19,888,268

Health Care Technology—0.1%
MedAssets, Inc. 5.250%, 11/16/16 (d)	980,632	979,161

Hotels, Restaurants & Leisure—0.3%
DineEquity, Inc. 4.273%, 10/19/17 (d)	429,552	424,481
Dunkin’ Brands Group, Inc. 4.000%, 11/23/17 (d)	1,929,986	1,904,046
Wendy’s/Arby’s Restaurants LLC 5.000%, 05/24/17 (d)	500,627	501,098

		2,829,625

Independent Power Producers & Energy Traders—0.4%
AES Corp. (The) 4.250%, 06/01/18 (d)	1,434,162	1,432,105
Calpine Corp. 4.500%, 04/02/18 (d)	1,220,775	1,199,576
NRG Energy, Inc. 4.000%, 07/02/18 (d)	920,375	919,229

		3,550,910

Industrial Conglomerates—0.0%
Aquilex Holdings LLC 7.000%, 04/01/16 (d)	219,146	195,588

Insurance—0.4%
Alliant Holdings I, Inc. 3.579%, 08/21/14 (d)	232,993	227,023
6.750%, 08/21/14 (d)	974,457	973,239
AmWINS Group Inc. 4.737%, 06/08/13 (d)	728,181	709,976
CNO Financial Group, Inc. 5.000%, 09/30/16 (d)	340,279	340,279

See accompanying notes to financial statements.

24

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Loan Participation—(Continued)

Security Description	Par Amount($)†	Value

Insurance—(Continued)
HUB International Holdings, Inc. 6.750%, 06/13/14 (d)	1,045,925	$1,042,568
USI Holdings Corp. 2.800%, 05/05/14 (d)	544,840	518,960
7.000%, 05/05/14 (d)	249,262	246,977

		4,059,022

IT Services—0.1%
First Data Corp. 3.044%, 09/24/14 (d)	39,687	36,116
4.294%, 03/23/18 (d)	372,933	313,366
TASC, Inc. 4.500%, 12/18/15 (d)	734,996	733,768

		1,083,250

Machinery—0.1%
Hudson Products Holdings Inc. 5.000%, 08/24/15 (d)	559,308	490,793
Scotsman Industries, Inc. 5.754%, 04/29/16 (d)	479,046	474,256
Terex Corp. 5.500%, 04/28/17 (d)	423,938	427,117

		1,392,166

Media—0.7%
Cengage Learning Acquisitions, Inc. 2.550%, 07/03/14 (d)	742,248	634,207
Charter Communications Operating LLC 7.250%, 03/06/14 (d)	7,505	7,511
3.830%, 09/06/16 (d)	1,326,316	1,299,577
Interactive Data Corp. 3.250%, 02/12/18 (d)	1,224,546	1,209,460
Kasima LLC 5.000%, 03/31/17 (d)	843,625	839,407
Mediacom Broadband LLC 4.500%, 10/23/17 (d)	985,000	960,380
Wideopenwest Finance LLC 6.500%, 06/27/14 (d)	1,751,429	1,679,396

		6,629,938

Metals & Mining—0.3%
American Rock Salt Holdings LLC 5.500%, 04/25/17 (d)	721,375	714,612
Novelis, Inc. 3.750%, 03/10/17 (d)	816,750	805,691

Metals & Mining—(Continued)
SunCoke Energy, Inc. 3.000%, 07/26/18 (d)	374,063	$369,387
Walter Energy, Inc. 4.000%, 04/02/18 (d)	833,227	827,369

		2,717,059

Multiline Retail—0.1%
Savers, Inc. 4.250%, 03/03/17 (d)	980,921	966,614

Oil, Gas & Consumable Fuels—0.3%
Glenn Pool Oil & Gas Trust 4.500%, 05/02/16 (d)	2,387,250	2,381,281

Personal Products—0.1%
Revlon Consumer Products Corp. 4.753%, 11/17/17 (d)	785,936	778,918

Pharmaceuticals—0.2%
Axcan Pharma, Inc. 5.500%, 02/11/17 (d)	1,658,250	1,591,920
Endo Pharmaceuticals Holdings, Inc. 4.000%, 06/18/18 (d)	751,286	752,815

		2,344,735

Professional Services—0.1%
Scitor Corp. 5.000%, 02/15/17 (d)	495,000	475,200

Real Estate Management & Development—0.0%
Fidelity National Information Solutions, Inc. 3.250%, 07/18/16 (d)	432,857	433,262

Road & Rail—0.1%
Swift Transportation Co., Inc. 6.000%, 12/21/16 (d)	589,451	590,311

Semiconductors & Semiconductor Equipment—0.2%
Freescale Semiconductor, Inc. 4.520%, 12/01/16 (d)	993,502	953,017
Microsemi Corp. 4.500%, 02/02/18 (d)	882,787	883,008

		1,836,025

Software—0.2%
Cinedigm Digital Funding I LLC 3.500%, 04/29/16 (d)	528,562	515,348

See accompanying notes to financial statements.

25

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Loan Participation—(Continued)

Security Description	Par Amount($)†	Value

Software—(Continued)
Nuance Communications, Inc. 3.000%, 03/31/16 (d)	737,029	$733,897
Telcordia Technologies 6.750%, 04/29/16 (d)	272,366	272,366
Verint Systems, Inc. 4.500%, 10/27/17 (d)	572,125	567,834

		2,089,445

Specialty Retail—0.1%
Pilot Travel Centers LLC 4.250%, 03/30/18 (d)	679,958	680,669

Transportation—0.1%
Louis No.1 plc 6.060%, 11/04/13 (d)	316,996	293,816
5.430%, 08/31/16 (d)	809,650	733,745

		1,027,561

Transportation Infrastructure—0.1%
Ozburn-Hessey Holding Co. LLC 6.250%, 04/08/16 (d)	663,791	586,629

Wireless Telecommunication Services—0.1%
MetroPCS Communications, Inc. 4.063%, 03/16/18 (d)	992,494	966,689

Total Loan Participation (Cost $110,523,134)		109,482,301

U.S. Treasury & Government Agencies—8.7%

Agency Sponsored Mortgage-Backed—4.4%
Fannie Mae 15 Yr. Pool 4.000%, 07/01/18	434,024	461,816
5.000%, 02/01/20	209,711	227,785
5.000%, 10/01/20	1,119,508	1,213,595
5.000%, 12/01/21	114,642	123,806
5.000%, 02/01/22	52,877	56,988
5.000%, 06/01/22	90,320	97,342
5.000%, 09/01/22	944,509	1,017,943
5.000%, 07/01/23	985,246	1,060,616
Fannie Mae 20 Yr. Pool 5.500%, 03/01/25	262,140	287,626
Fannie Mae 30 Yr. Pool 7.000%, 09/01/29	438	512
7.500%, 01/01/30	1,397	1,648
7.500%, 10/01/30	134	160

Agency Sponsored Mortgage-Backed—(Continued)
6.500%, 07/01/31	423	$483
6.500%, 10/01/31	1,219	1,387
6.000%, 12/01/31	2,699	3,009
6.500%, 02/01/32	1,694	1,928
6.000%, 03/01/32	1,734	1,932
4.500%, 03/01/35	223,189	238,040
4.500%, 07/01/35	540,806	576,792
6.500%, 12/01/36	6,660	7,481
6.500%, 03/01/37	138,902	155,510
6.000%, 07/01/37	244,448	269,475
6.500%, 10/01/37	224,154	250,955
6.000%, 07/01/38	1,886,011	2,078,510
5.000%, 06/01/40	826,016	893,417
5.000%, 07/01/40	806,861	872,699
3.500%, 11/01/40	5,690,788	5,859,561
4.500%, 05/01/41	716,226	762,991
4.500%, 11/01/41	1,297,027	1,381,713
Fannie Mae Interest Strip 6.000%, 01/01/32 (h)	34,626	5,791
6.000%, 04/01/32 (h)	24,058	3,951
5.500%, 01/01/33 (h)	143,570	20,238
6.000%, 03/01/33 (h)	27,167	3,867
Fannie Mae Pool 0.000%, 12/01/41	1,725,000	1,814,797
4.500%, 12/01/41	200,000	213,058
0.000%, 01/01/42	1,100,000	1,155,859
4.000%, 01/01/42	225,000	236,713
Fannie Mae REMICS 7.500%, 01/25/42	15,355	18,457
Freddie Mac 15 Yr. Gold Pool 5.500%, 10/01/16	3,670	3,976
6.000%, 06/01/17	37,056	39,762
4.500%, 11/01/18	198,124	213,258
5.000%, 12/01/21	340,387	366,427
Freddie Mac 30 Yr. Gold Pool 5.000%, 05/01/34	571,903	615,442
5.000%, 06/01/35	237,557	255,642
6.000%, 06/01/35	99,611	110,011
6.000%, 12/01/36	144,402	159,118
5.000%, 05/01/37	1,438,612	1,548,581
5.000%, 09/01/38	77,017	82,856
5.000%, 10/01/38	710,237	764,085
5.000%, 11/01/39	3,431,412	3,711,897
5.000%, 12/01/39	571,530	625,756
3.500%, 10/01/40	1,393,129	1,432,051

See accompanying notes to financial statements.

26

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount($)†	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac REMICS 3.500%, 01/25/29 (h)	957,865	$76,981
5.000%, 08/15/35	175,741	180,341
Freddie Mac Strips 0.000%, 06/15/31 (e)(i)	14,274	13,289
6.000%, 12/01/31 (h)	89,865	16,093
Ginnie Mae I 15 Yr. Pool 6.000%, 05/15/17	3,542	3,876
6.000%, 06/15/17	3,682	4,035
5.000%, 10/15/18	279,648	304,973
5.500%, 08/15/19	88,314	96,532
6.000%, 08/15/19	27,097	29,349
5.500%, 10/15/19	341,659	372,600
Ginnie Mae I 30 Yr. Pool 7.000%, 05/15/23	4,759	5,496
6.000%, 02/15/24	3,226	3,659
6.000%, 11/15/28	2,787	3,179
6.500%, 03/15/29	5,707	6,617
7.000%, 03/15/31	844	992
6.500%, 02/15/32	3,436	3,984
6.500%, 03/15/32	3,887	4,507
6.500%, 11/15/32	7,943	9,211
6.000%, 02/15/33	5,840	6,647
6.000%, 03/15/33	21,696	24,695
6.000%, 06/15/33	23,130	26,369
6.000%, 07/15/33	21,121	24,044
4.500%, 09/15/33	336,578	369,363
6.000%, 09/15/33	27,695	31,530
6.000%, 10/15/33	11,572	13,172
5.500%, 01/15/34	212,068	239,306
5.500%, 04/15/34	91,975	103,846
4.500%, 05/15/34	385,075	422,944
5.500%, 07/15/34	446,272	502,169
6.000%, 08/15/34	80,024	91,085
5.500%, 10/15/34	330,045	372,435
4.500%, 12/15/34	267,619	293,352
4.500%, 04/15/35	823,924	902,635
5.000%, 04/15/35	27,093	30,222
5.500%, 06/15/35	159,421	179,897
4.500%, 09/15/35	880,808	964,952
4.500%, 10/15/35	383,937	420,615
5.500%, 11/15/35	155,313	175,018
5.750%, 10/15/38	361,902	406,574
4.500%, 08/15/41	1,687,965	1,841,833

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool 6.000%, 05/20/32	43,400	$49,294
6.000%, 11/20/33	50,608	57,481
5.500%, 03/20/34	30,293	34,200
5.000%, 08/20/34	305,227	339,775
4.500%, 09/20/41	1,656,839	1,811,080

		42,177,560

Federal Agencies—0.5%
Government National Mortgage Association 4.500%, 09/20/39	2,000,000	2,243,390
1.752%, 10/16/43 (d)(h)	9,236,215	738,459
1.282%, 03/16/51 (d)(h)	12,628,813	672,049
1.573%, 04/16/51 (d)(h)	5,805,331	387,874
1.474%, 10/16/52 (d)(h)	6,439,296	501,608

		4,543,380

U.S. Treasury—3.8%
U.S. Treasury Bonds 6.250%, 08/15/23 (c)	87,000	124,532
5.375%, 02/15/31 (c)	1,750,000	2,494,571
4.500%, 02/15/36	1,610,000	2,107,088
5.000%, 05/15/37	289,000	406,677
4.375%, 02/15/38	1,727,000	2,232,958
4.500%, 05/15/38	4,704,000	6,199,726
4.250%, 05/15/39	3,110,000	3,956,990
4.500%, 08/15/39	8,590,000	11,362,964
4.375%, 11/15/39	455,000	590,789
U.S. Treasury Notes 3.125%, 05/15/19 (c)	6,700,000	7,513,420

		36,989,715

Total U.S. Treasury & Government Agencies (Cost $74,818,391)		83,710,655

Municipals—6.0%
Brazos River Harbor, TX Navigation District Revenue Bonds Dow Chemical Co. Project Series A 5.950%, 05/15/11	3,360,000	3,450,922
Brunswick & Glynn County GA, Development Authority Revenue Georgia-Pacific Corp. Project 5.550%, 03/01/26	800,000	800,008

See accompanying notes to financial statements.

27

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Municipals—(Continued)

Security Description	Par Amount($)†	Value

Butler AL, Industrial Development Board Solid Waste Disposal Revenue Georgia-Pacific Corp. Project 5.750%, 09/01/28	625,000	$629,375
California State University Revenue Systemwide Series A 5.000%, 11/01/39	1,502,000	1,557,048
Charleston SC, Waterworks & Sewer Revenue Capital Improvement 5.000%, 01/01/35	350,000	389,333
5.000%, 01/01/41	1,975,000	2,185,732
Charlotte Special Facilities Revenue Refunding Charlotte/Douglas International Airport 5.600%, 07/01/27	1,000,000	867,190
Connecticut State Health & Educational, Facility Authority Revenue, Yale University Series A-2 5.000%, 07/01/40	2,000,000	2,183,700
Series Z-1 5.000%, 07/01/42	1,451,000	1,555,008
Cook County IL, Revenue Navistar International-Recovery Zone Facility 6.500%, 10/15/40	1,275,000	1,326,688
Hampton Roads Sanitation District VA, Wastewater Revenue 5.000%, 04/01/38	550,000	591,063
Harris County, TX Metropolitan Transit Authority, Sales & Use Tax Series A 5.000%, 11/01/41	1,200,000	1,304,748
Houston TX, Higher Education Finance Corp. Revenue Rice University Project Series A 5.000%, 05/15/40	1,000,000	1,113,240
Series B
4.500%, 11/15/37	1,700,000	1,743,945
Indianapolis Airport Authority Federal Express Corp. Project 5.100%, 01/15/17	660,000	737,293

Louisiana Local Government Environmental Facilities Community Development Authority Revenue Westlake Chemical Corp. Projects 6.750%, 11/01/32	1,550,000	$1,642,101
Massachusetts State Development Finance Agency Revenue Board Institute, Inc. Series A 5.250%, 04/01/37	1,350,000	1,427,841
5.375%, 04/01/41	400,000	422,164
Massachusetts State Development Finance Agency Revenue Harvard University Series B-1 5.000%, 10/15/40	800,000	899,624
Massachusetts State Health & Educational Facilities Authority Revenue Harvard University Series A 5.500%, 11/15/36	4,300,000	4,933,261
Massachusetts State Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series K 5.500%, 07/01/32	950,000	1,271,356
Series O
6.000%, 07/01/36	675,000	787,104
Missouri State Health & Educational Facilities Authority Revenue Washington University Series A 5.000%, 11/15/39	1,900,000	2,090,190
New Hampshire Health & Educational Facilities Authority Revenue, Wentworth Douglas Hospital Series A 6.500%, 01/01/41	600,000	655,890
New Jersey Economic Development Authority Special Facilities Revenue, Continental Airlines, Inc. Project 6.250%, 09/15/29	2,718,000	2,632,981
7.000%, 11/15/30	117,000	117,018

See accompanying notes to financial statements.

28

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Municipals—(Continued)

Security Description	Par Amount($)†	Value

New Jersey State Transportation Trust Fund Authority Transportation Systems Series A 5.500%, 06/15/41	2,000,000	$2,174,920
New York City Transitional Finance Authority Revenue Future Tax Secured Series C 5.000%, 11/01/33	300,000	327,930
New York State Dormitory Authority Revenues Non State Supported Debt, Columbia University 5.000%, 07/01/38	2,500,000	2,735,725
5.000%, 10/01/41	2,040,000	2,279,680
New York State Dormitory Authority Revenues Non State Supported Debt, Cornell University Series A 5.000%, 07/01/35	175,000	192,514
5.000%, 07/01/40	1,200,000	1,319,172
Port of Corpus Christi Authority TX Celanese Project Series B 6.700%, 11/01/30	1,500,000	1,510,035
Selma AL, Industrial Development Board Revenue Gulf Opportunity Zone, International Paper Co. Projects, Series A 6.250%, 11/01/33	800,000	855,472
St. John Baptist Parish LA, Revenue Bond Marathon Oil Corp., Series A 5.125%, 06/01/37	1,710,000	1,710,308
State of Ohio, Solid Waste Disposal Revenue USG Corp. Project 5.650%, 03/01/33	1,335,000	966,193
Sweetwater County WY, Solid Waste Disposal Revenue FMC Corp. Project 5.600%, 12/01/35	1,670,000	1,674,542
Texas A&M University Permit University Fund Series A 5.000%, 07/01/30	530,000	623,020

Texas Brazos Harbor Industrial Development Corp., Environmental Facilities Revenue Dow Chemical Project. 5.900%, 05/01/38	1,505,000	$1,552,844
Texas Gulf Coast Waste Disposal Authority Waste Management Series A 5.200%, 05/01/28	945,000	956,085
Washington State General Obligation Unlimited, Motor Vehicle Fuel Taxable Series B-1 5.000%, 08/01/39	1,050,000	1,140,626
Wisconsin State General Reserve 5.750%, 05/01/33	134,000	153,226
Yavapai County AZ, Industrial Development Authority Solid Waste Disposal Revenue Waste Management, Inc. Project Series A-1 4.900%, 03/01/28	300,000	297,339

Total Municipals (Cost $53,222,971)		57,784,454

Convertible Bonds—4.9%

Biotechnology—0.2%
Cubist Pharmaceuticals, Inc. 2.500%, 11/01/17 (c)	800,000	1,202,000
PDL BioPharma, Inc. 3.750%, 05/01/15	1,050,000	1,056,562

		2,258,562

Communications Equipment—0.1%
MasTec, Inc. 4.000%, 06/15/14	495,000	647,213

Electrical Equipment—0.2%
General Cable Corp. 4.500%, 11/15/29 (c)(j)	2,420,000	2,302,025

Electronic Equipment, Instruments & Components—0.2%
Vishay Intertechnology, Inc. 2.250%, 05/15/41(144A)	2,545,000	1,794,225

See accompanying notes to financial statements.

29

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Convertible Bonds—(Continued)

Security Description	Par Amount($)†	Value

Energy Equipment & Services—0.1%
Exterran Holdings, Inc. 4.250%, 06/15/14 (c)	1,365,000	$1,218,263

Health Care Equipment & Supplies—0.6%
Hologic, Inc. 2.000%, 12/15/37 (c)(j)	3,000,000	3,296,250
NuVasive, Inc. 2.750%, 07/01/17	3,680,000	2,700,200

		5,996,450

Health Care Providers & Services—0.1%
Omnicare, Inc. 3.250%, 12/15/35	568,000	523,980

Internet Software & Services—0.3%
WebMD Health Corp. 2.250%, 03/31/16 (144A)(c)	800,000	772,000
2.500%, 01/31/18 (144A)	1,900,000	1,778,875

		2,550,875

Machinery—0.4%
Greenbrier Cos., Inc. 3.500%, 04/01/18 (144A)	1,190,000	1,158,762
Navistar International Corp. 3.000%, 10/15/14	2,250,000	2,435,625

		3,594,387

Marine—0.1%
Horizon Lines, Inc. 6.000%, 04/15/17	607,636	470,918
Horizon Lines, Inc., Senior Notes 6.000%, 04/15/17 (b)	337,575	243,054

		713,972

Metals & Mining—0.2%
Vedanta Resources Jersey Co. 5.500%, 07/13/16	1,900,000	1,558,000

Oil, Gas & Consumable Fuels—0.6%
Alpha Appalachia Holdings, Inc. 3.250%, 08/01/15	3,264,000	3,031,440
Chesapeake Energy Corp. 2.500%, 05/15/37 (c)	990,000	887,288
2.250%, 12/15/38	1,250,000	1,037,500
James River Coal Co. 3.125%, 03/15/18 (144A)	2,035,000	1,205,737

		6,161,965

Paper & Forest Products—0.0%
Sino-Forest Corp. 5.000%, 08/01/13	500,000	$137,500
4.250%, 12/15/16 (144A)	1,246,000	336,420

		473,920

Semiconductors & Semiconductor Equipment—1.2%
Intel Corp. 2.950%, 12/15/35	4,130,000	4,321,012
3.250%, 08/01/39	904,000	1,136,780
Lam Research Corp. 1.250%, 05/15/18 (144A) (c)	2,199,000	2,072,558
Novellus Systems, Inc. 2.625%, 05/15/41 (144A)	3,110,000	3,739,775

		11,270,125

Software—0.5%
Concur Technologies, Inc. 2.500%, 04/15/15 (144A)	1,800,000	2,162,250
Mentor Graphics Corp. 4.000%, 04/01/31 (144A)	2,213,000	2,248,961

		4,411,211

Wireless Telecommunication Services—0.1%
InterDigital, Inc. 2.500%, 03/15/16 (144A)	880,000	924,000

Total Convertible Bonds (Cost $46,378,362)		46,399,173

Asset-Backed Securities—3.7%

Asset-Backed - Automobiles—0.2%
AmeriCredit Automobile Receivables Trust Series 2010-4 Class D 4.200%, 11/08/16	400,000	401,422
Series 2011-3 Class D
4.040%, 07/10/17	300,000	298,428
Ford Auto Securitization Trust
Series 2011-R1A Class A1 1.793%, 09/15/13 (144A)(CAD)	120,519	118,232
Series 2011-R1A Class A2 2.431%, 11/15/14 (144A)(CAD)	450,000	445,066
Prestige Auto Receivables Trust Series 2011-1A Class C 3.900%, 07/16/18 (144A)	577,000	586,831

		1,849,979

See accompanying notes to financial statements.

30

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Asset-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Asset-Backed - Home Equity—1.9%
Accredited Mortgage Loan Trust Series 2006-2 Class A3 0.444%, 09/25/36 (d)	1,687,056	$1,336,316
ACE Securities Corp. Series 2003-MH1 Class M2 6.500%, 08/15/30 (144A)(d)	1,335,718	1,376,522
Series 2004-HE4 Class M1
1.194%, 12/25/34 (d)	578,893	404,359
Series 2006-FM2 Class A2A
0.344%, 08/25/36 (d)	179,632	169,843
Aegis Asset Backed Securities Trust Series 2005-5 Class 1A3 0.564%, 12/25/35 (d)	1,331,309	1,150,588
Ameriquest Mortgage Securities, Inc. Series 2003-AR3 Class M5 3.800%, 10/25/33 (d)	25,000	7,268
Asset Backed Securities Corp. Series 2005-HE3 Class M2 0.734%, 04/25/35 (d)	387,082	376,774
Bayview Financial Acquisition Trust Series 2005-C Class M1 0.794%, 06/28/44 (d)	418,342	221,029
Bear Stearns Asset Backed Securities Trust Series 2003-SD1 Class M1 1.144%, 12/25/33 (d)	320,284	257,950
Series 2004-BO1 Class M3 1.344%, 10/25/34 (d)	835,000	564,277
Series 2006-4 Class A1
0.424%, 10/25/36 (d)	381,494	361,337
Carrington Mortgage Loan Trust
Series 2005-NC1 Class M1
0.784%, 02/25/35 (d)	329,429	322,087
Series 2005-NC4 Class A3
0.694%, 09/25/35 (d)	139,973	130,620
Series 2006-FRE1 Class A2
0.404%, 07/25/36 (d)	475,406	438,209
Series 2007-FRE1 Class A1
0.414%, 02/25/37 (d)	127,012	123,378
Series 2007-HE1 Class A1
0.394%, 06/25/37 (d)	182,819	163,946
Citigroup Mortgage Loan Trust, Inc.
Series 2005-HE2 Class M1 1.044%, 05/25/35 (144A)(d)	429,900	326,910

Asset-Backed - Home Equity—(Continued)
Series 2007-AHL3 Class A3A
0.354%, 07/25/45 (d)	452,493	$310,397
Countrywide Asset-Backed Certificates
Series 2005-13 Class 3AV3
0.544%, 04/25/36 (d)	492,525	422,030
Series 2005-3 Class MV1
0.714%, 08/25/35 (d)	222,880	220,273
Series 2005-4 Class AF3
4.456%, 10/25/35 (d)	509,918	493,077
Series 2006-15 Class A2
5.683%, 10/25/46 (d)	579,319	568,714
Series 2006-3 Class 2A2
0.474%, 06/25/36 (d)	649,644	513,303
Series 2006-5 Class 2A2
0.474%, 08/25/36 (d)	455,212	369,986
Series 2007-1 Class 2A1
0.344%, 07/25/37 (d)	177,261	168,570
Series 2007-QH1 Class A1
0.494%, 02/25/37 (144A)(d)	427,088	259,566
Credit-Based Asset Servicing and Securitization LLC Series 2006-MH1 Class M1
6.250%, 10/25/36 (144A)	375,000	361,900
Series 2007-CB4 Class A1A
0.384%, 04/25/37 (d)	381,570	253,990
Home Equity Asset Trust Series 2005-6 Class 1A2 0.574%, 12/25/35 (d)	381,571	356,254
Irwin Home Equity Corp. Series 2005-C Class 2M2 0.994%, 04/25/30 (d)	450,000	357,176
JPMorgan Mortgage Acquisition Corp. Series 2005-OPT2 Class A3 0.534%, 12/25/35 (d)	139,187	128,071
MASTER Asset Backed Securities Trust Series 2003-OPT1 Class MV5 5.544%, 12/25/32 (d)	13,521	1,712
Series 2005-HE1 Class M1 0.724%, 05/25/35 (d)	104,430	101,767
Morgan Stanley Capital, Inc. Series 2007-HE3 Class A2A 0.354%, 12/25/36 (d)	181,918	94,917

See accompanying notes to financial statements.

31

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Asset-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Asset-Backed - Home Equity—(Continued)
Morgan Stanley Home Equity Loan Trust Series 2007-2 Class A1 0.394%, 04/25/37 (d)	312,538	$264,338
Novastar Home Equity Loan Series 2005-3 Class A2D 0.664%, 01/25/36 (d)	1,000,000	710,697
Option One Mortgage Loan Trust Series 2005-4 Class A3 0.554%, 11/25/35 (d)	784,156	716,872
Series 2007-HL1 Class 2A1 0.414%, 02/25/38 (d)	170,308	166,701
Origen Manufactured Housing Series 2004-A Class M1 5.910%, 01/15/35 (d)	625,087	678,961
Series 2005-A Class M1 5.460%, 06/15/36 (d)	372,492	379,573
Residential Asset Mortgage Products, Inc. Series 2005-EFC2 Class M2 0.764%, 07/25/35 (d)	525,000	463,574
Series 2006-RZ3 Class A2 0.454%, 08/25/36 (d)	384,517	328,959
Residential Asset Securities Corp. Series 2004-KS11 Class AI3 0.764%, 12/25/34 (d)	402,383	378,886
Series 2005-KS12 Class A2 0.544%, 01/25/36 (d)	43,770	41,543
Series 2005-KS7 Class M1 0.734%, 08/25/35 (d)	517,000	491,799
Soundview Home Equity Loan Trust Series 2007-NS1 Class A1 0.414%, 01/25/37 (d)	118,899	115,026
Structured Asset Securities Corp. Series 2005-2XS Class 1A2A 4.510%, 02/25/35	12,933	12,906
Series 2007-BC2 Class A3 0.424%, 03/25/37 (d)	300,000	216,143
Wells Fargo Home Equity Trust Series 2005-3 Class AI1B 0.644%, 11/25/35 (d)	246,638	243,508
Series 2005-3 Class M1 0.704%, 11/25/35 (d)	311,000	258,819

		18,181,421

Asset-Backed - Other—1.6%
Citicorp Residential Mortgage Securities, Inc. Series 2006-1 Class A4 5.939%, 07/25/36	1,560,000	$1,481,352
Series 2006-2 Class A4
5.775%, 09/25/36	1,480,290	1,438,571
Series 2007-1 Class A4
5.892%, 03/25/37	1,325,000	1,213,016
Conseco Finance Securitizations Corp. Series 2001-3 Class A4 6.910%, 05/01/33	2,789	2,975
Series 2001-4 Class A4 7.360%, 08/01/32	1,832	1,941
Series 2002-1 Class A
6.681%, 12/01/33 (d)	63,245	66,857
Conseco Financial Corp. Series 1999-5 Class A5 7.860%, 03/01/30 (d)	124,549	102,053
Dominos Pizza Master Issuer LLC Series 2007-1 Class A2 5.261%, 04/25/37 (144A)	2,800,000	2,814,289
Series 2007-1 Class M1
7.629%, 04/25/37 (144A)	1,602,000	1,616,216
Ellington Loan Acquisition Trust Series 2007-1 Class A2A2 1.094%, 05/27/37 (144A)(d)	268,360	243,697
FBR Securitization Trust Series 2005-4 Class AV24 0.994%, 10/25/35 (d)	170,499	90,916
First Franklin Mortgage Loan Asset Backed Certificates Series 2004-FF10 Class A3 0.834%, 09/25/34 (d)	223,230	210,698
Series 2005-FF5 Class M1
0.744%, 03/25/35 (d)	252,640	236,575
Series 2005-FFH3 Class M1
0.804%, 09/25/35 (d)	650,000	513,103
Fremont Home Loan Trust Series 2006-2 Class 2A2 0.404%, 02/25/36 (d)	15,516	15,404
Greenpoint Manufactured Housing Series 2000-3 Class IA 8.450%, 06/20/31 (d)	155,343	133,184

See accompanying notes to financial statements.

32

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Asset-Backed Securities—(Continued)

Security Description	Par Amount($)†	Value

Asset-Backed - Other—(Continued)
GSAMP Trust Series 2005-HE2 Class M1 0.939%, 03/25/35 (d)	188,637	$178,130
Series 2006-HE5 Class A2B
0.394%, 08/25/36 (d)	243,895	232,183
Series 2006-HE8 Class A2B
0.424%, 01/25/37 (d)	192,738	172,126
Indymac Residential Asset Backed Trust Series 2007-A Class 2A1 0.424%, 04/25/47 (d)	7,175	7,134
Leaf II Receivables Funding LLC Series 2010-3 Class B 4.900%, 02/20/22 (144A)	600,000	596,160
Lehman ABS Manufactured Housing Contract Trust Series 2001-B Class A5 5.873%, 04/15/40	328,283	349,171
Lehman XS Trust Series 2005-7N Class 1A2A 0.644%, 12/25/35 (d)	662,481	192,451
Madison Avenue Manufactured Housing Contract Trust Series 2002-A Class B1 3.544%, 03/25/32 (d)	250,000	215,112
Series 2002-A Class M2
2.544%, 03/25/32 (d)	1,500,000	1,327,138
Mid-State Trust Series 10 Class B 7.540%, 02/15/36	50,732	46,821
Series 2010-1 Class B
7.000%, 12/15/45 (144A)	613,435	643,874
Series 2010-1 Class M
5.250%, 12/15/45 (144A)	518,460	544,542
Specialty Underwriting & Residential Finance Series 2005-AB3 Class A2B 0.544%, 09/25/36 (d)	109,287	104,708
Structured Asset Investment Loan Trust Series 2005-4 Class M1 0.694%, 05/25/35 (d)	410,026	391,676
TAL Advantage LLC Series 2011-2A Class A 4.310%, 05/20/26 (144A)	565,000	552,290

Asset-Backed - Other—(Continued)
TIAA Commercial Real Estate Securitization Series 2002-1A Class IV 6.840%, 05/22/37 (144A)	100,000	$71,250

		15,805,613

Total Asset-Backed Securities (Cost $35,823,915)		35,837,013

Preferred Stocks—1.5%

Diversified Financial Services—1.2%
Capital One Capital VI 8.875% (c)	2,002,000	2,087,868
Citigroup Capital XIII 7.875% (d)	167,325	4,360,489
GMAC Capital Trust I Series 2 8.125% (d)	26,000	505,999
JPMorgan Chase & Co. 7.900% (c)(d)	4,343,000	4,639,549

		11,593,905

Diversified Telecommunication Services—0.3%
Qwest Corp. 7.375% (c)	109,000	2,895,040

Total Preferred Stocks (Cost $13,204,824)		14,488,945

Convertible Preferred Stocks—0.8%

Auto Components—0.3%
Goodyear Tire & Rubber Co. (The) 5.875%, 04/01/14	58,180	2,830,457

Commercial Banks—0.3%
Wells Fargo & Co. Series L 7.500%, 12/31/49	3,015	3,177,810

Real Estate Management & Development—0.2%
Forest City Enterprises, Inc. Series A 7.000%, 03/09/13	33,370	1,541,277

Total Convertible Preferred Stocks (Cost $7,203,327)		7,549,544

See accompanying notes to financial statements.

33

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—0.1%

Security Description	Shares/Par Amount	Value

Airlines—0.0%
Delta Air Lines, Inc.*	2,000	$16,180
United Continental Holdings, Inc.* (c)	544	10,265

		26,445

Auto Components—0.0%
Lear Corp. (c)	3,422	136,196

Building Products—0.0%
Owens Corning, Inc.* (c)	2,967	85,212

Capital Markets—0.1%
Legg Mason, Inc. (c)	10,264	246,849

Commercial Services & Supplies—0.0%
Comdisco Holding Co., Inc. (c)	83	490

Diversified Financial Services—0.0%
BTA Bank JSC (GDR)(144A)*(b)	1,133	1,144
Leucadia National Corp. (c)	36	819

		1,963

Diversified Telecommunication Services—0.0%
Cincinnati Bell, Inc.* (c)	35	106

Food Products—0.0%
Smithfield Foods, Inc.* (c)	2,165	52,566

Insurance—0.0%
CNO Financial Group, Inc.* (c)	5,666	35,753

Marine—0.0%
Horizon Lines, Inc.* (c)	1,404	6,107

Media—0.0%
Knology, Inc.* (c)	99	1,406

Paper & Forest Products—0.0%
Ainsworth Lumber Co., Ltd.*	54,081	52,121

Total Common Stocks (Cost $980,294)		645,214

Warrants—0.0%

Containers & Packaging—0.0%
Smurfit Kappa Group plc, expires 10/01/13* (144A)(b)	42	1,312

Life Sciences Tools & Services—0.0%
Mediq, Inc., expires 06/1/09* (b)	110	0

Marine—0.0%
Horizon Lines, Inc., expires 09/27/36* (b)	133,679	$21,870

Sovereign—0.0%
Republic of Venezuela, expires 04/15/20* (d)	1,700	43,988

Total Warrants (Cost $72,977)		67,170

Short-Term Investments—9.0%

Mutual Funds—7.0%
State Street Navigator Securities Lending Prime Portfolio (k)	67,150,261	67,150,261

Repurchase Agreement—2.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $19,050,021 on 01/03/12, collateralized by $19,410,000 Federal Home Loan Banks at 0.255% due 07/20/12 with a value of $19,434,263.	$19,050,000	19,050,000

Total Short-Term Investments (Cost $86,200,261)		86,200,261

Total Investments—105.8% (Cost $987,469,919#)		1,012,553,226
Other assets and liabilities (net)—(5.8)%		(55,777,293)

Net Assets—100.0%		$956,775,933

†	Par amount stated in U.S. dollars unless otherwise noted.
*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $988,631,693. The aggregate unrealized appreciation and (depreciation) of investments were $50,866,026 and $(26,944,493), respectively, resulting in net unrealized appreciation of $23,921,533 for federal income tax purpose.
(a)	Security is in default and/or issuer is in bankruptcy.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $65,908,211 and the collateral received consisted of cash in the amount of $67,150,261. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.

See accompanying notes to financial statements.

34

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(e)	Zero coupon bond—Interest rate represents current yield to maturity.
(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
(h)	Interest only security.
(i)	Principal only security.
(j)	Security is a “step-down” bond where the coupon decreases or steps down at a predetermined date. Rates shown are current coupon and next coupon rate when a security steps down.
(k)	Represents investment of cash collateral received from securities lending transactions.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $252,776,692, which is 26.4% of net assets.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.
(IO)—	Interest Only
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNY)—	Chinese Yuan Renminbi
(DKK)—	Danish Krone
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(NOK)—	Norwegian Krone
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(TRY)—	New Turkish Lira

See accompanying notes to financial statements.

35

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Finanical Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Domestic Bonds & Debt Securities
Aerospace & Defense	$—	$660,000	$—	$660,000
Airlines	—	2,031,410	—	2,031,410
Auto Components	—	—	0	0
Beverages	—	1,626,433	—	1,626,433
Building Products	—	2,637,905	—	2,637,905
Capital Markets	—	19,343,723	—	19,343,723
Chemicals	—	4,509,421	—	4,509,421
Commercial Banks	—	23,752,134	—	23,752,134
Commercial Services & Supplies	—	2,344,688	—	2,344,688
Communications Equipment	—	2,977,665	—	2,977,665
Construction & Engineering	—	1,015,000	—	1,015,000
Construction Materials	—	963,000	—	963,000
Consumer Finance	—	2,925,430	—	2,925,430
Containers & Packaging	—	2,908,000	—	2,908,000
Distributors	—	1,890,915	—	1,890,915
Diversified Consumer Services	—	3,772,621	—	3,772,621
Diversified Financial Services	—	11,708,900	—	11,708,900
Diversified Telecommunication Services	—	11,388,598	—	11,388,598
Electric Utilities	—	7,372,640	—	7,372,640
Electrical Equipment	—	2,437,853	—	2,437,853
Energy Equipment & Services	—	7,431,845	—	7,431,845
Food & Staples Retailing	—	943,220	—	943,220
Food Products	—	2,415,580	—	2,415,580
Gas Utilities	—	3,315,978	—	3,315,978
Health Care Providers & Services	—	4,661,375	—	4,661,375
Hotels, Restaurants & Leisure	—	1,516,413	0	1,516,413
Household Durables	—	1,478,232	—	1,478,232
Household Products	—	1,650,320	—	1,650,320
Independent Power Producers & Energy Traders	—	3,959,986	—	3,959,986
Insurance	—	25,603,962	—	25,603,962
Internet & Catalog Retail	—	4,283,824	—	4,283,824

See accompanying notes to financial statements.

36

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet Software & Services	$—	$1,407,075	$—	$1,407,075
IT Services	—	2,632,133	—	2,632,133
Machinery	—	6,841,581	—	6,841,581
Media	—	646,873	—	646,873
Metals & Mining	—	4,891,276	0	4,891,276
Oil & Gas Exploration & Production	—	744,375	—	744,375
Oil, Gas & Consumable Fuels	—	34,335,984	—	34,335,984
Paper & Forest Products	—	2,239,548	—	2,239,548
Pharmaceuticals	—	1,914,775	—	1,914,775
Real Estate Investment Trusts	—	11,062,505	—	11,062,505
Real Estate Management & Development	—	2,577,243	—	2,577,243
Road & Rail	—	846,000	—	846,000
Semiconductors & Semiconductor Equipment	—	177,817	—	177,817
Tobacco	—	2,230,825	—	2,230,825
Trading Companies & Distributors	—	2,105,415	—	2,105,415
Wireless Telecommunication Services	—	6,160,074	—	6,160,074
Total Domestic Bonds & Debt Securities	—	244,340,570	0	244,340,570
Foreign Bonds & Debt Securities
Airlines	—	1,285,200	—	1,285,200
Beverages	—	67,237	—	67,237
Building Products	—	532,500	—	532,500
Capital Markets	—	5,415,216	—	5,415,216
Chemicals	—	3,720,209	—	3,720,209
Commercial Banks	—	16,199,763	—	16,199,763
Commercial Services & Supplies	—	15,083,685	—	15,083,685
Computers & Peripherals	—	1,287,844	—	1,287,844
Construction & Engineering	—	2,667,000	—	2,667,000
Construction Materials	—	1,981,312	—	1,981,312
Consumer Finance	—	1,809,290	—	1,809,290
Containers & Packaging	—	3,307,967	—	3,307,967
Distributors	—	1,322,375	—	1,322,375
Diversified Financial Services	—	12,984,144	—	12,984,144
Diversified Telecommunication Services	—	6,216,258	—	6,216,258
Electric Utilities	—	7,274,307	—	7,274,307
Electrical Equipment	—	24,497	—	24,497
Energy Equipment & Services	—	8,301,654	—	8,301,654
Food Products	—	5,606,289	3,742	5,610,031
Gas Utilities	—	838,110	—	838,110
Hotels, Restaurants & Leisure	—	5,698,320	—	5,698,320
Household Durables	—	3,510,458	—	3,510,458
Insurance	—	15,813,767	—	15,813,767
Machinery	—	1,868,313	—	1,868,313
Media	—	4,288,349	—	4,288,349
Metals & Mining	—	16,351,394	—	16,351,394
Oil, Gas & Consumable Fuels	—	9,694,258	—	9,694,258
Pharmaceuticals	—	1,103,219	—	1,103,219
Provincial	—	3,514,992	—	3,514,992
Real Estate Investment Trusts	—	2,119,958	—	2,119,958
Real Estate Management & Development	—	19,242	—	19,242
Road & Rail	—	1,465,284	—	1,465,284
Semiconductors & Semiconductor Equipment	—	160,321	—	160,321

See accompanying notes to financial statements.

37

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Sovereign	$—	$45,282,652	$—	$45,282,652
Trading Companies & Distributors	—	1,515,565	—	1,515,565
Wireless Telecommunication Services	—	1,326,875	—	1,326,875
Total Foreign Bonds & Debt Securities	—	209,657,824	3,742	209,661,566
Mortgage-Backed Securities
Collateralized Mortgage Obligations	—	86,800,099	15	86,800,114
Commercial Mortgage-Backed Securities	—	29,586,246	—	29,586,246
Total Mortgage-Backed Securities	—	116,386,345	15	116,386,360
Total Loan Participation*	—	109,482,301	—	109,482,301
Total U.S. Treasury & Government Agencies*	—	83,710,655	—	83,710,655
Municipals	—	57,784,454	—	57,784,454
Convertible Bonds
Biotechnology	—	2,258,562	—	2,258,562
Communications Equipment	—	647,213	—	647,213
Electrical Equipment	—	2,302,025	—	2,302,025
Electronic Equipment, Instruments & Components	—	1,794,225	—	1,794,225
Energy Equipment & Services	—	1,218,263	—	1,218,263
Health Care Equipment & Supplies	—	5,996,450	—	5,996,450
Health Care Providers & Services	—	523,980	—	523,980
Internet Software & Services	—	2,550,875	—	2,550,875
Machinery	—	3,594,387	—	3,594,387
Marine	—	470,918	243,054	713,972
Metals & Mining	—	1,558,000	—	1,558,000
Oil, Gas & Consumable Fuels	—	6,161,965	—	6,161,965
Paper & Forest Products	—	473,920	—	473,920
Semiconductors & Semiconductor Equipment	—	11,270,125	—	11,270,125
Software	—	4,411,211	—	4,411,211
Wireless Telecommunication Services	—	924,000	—	924,000
Total Convertible Bonds*	—	46,156,119	243,054	46,399,173
Total Asset-Backed Securities*	—	35,837,013	—	35,837,013
Preferred Stocks
Diversified Financial Services	4,360,489	7,233,416	—	11,593,905
Diversified Telecommunication Services	—	2,895,040	—	2,895,040
Total Preferred Stocks	4,360,489	10,128,456	—	14,488,945
Total Convertible Preferred Stocks*	7,549,544	—	—	7,549,544
Common Stocks
Airlines	26,445	—	—	26,445
Auto Components	136,196	—	—	136,196
Building Products	85,212	—	—	85,212
Capital Markets	246,849	—	—	246,849
Commercial Services & Supplies	490	—	—	490
Diversified Financial Services	819	—	1,144	1,963
Diversified Telecommunication Services	106	—	—	106
Food Products	52,566	—	—	52,566
Insurance	35,753	—	—	35,753
Marine	6,107	—	—	6,107
Media	1,406	—	—	1,406
Paper & Forest Products	52,121	—	—	52,121
Total Common Stocks	644,070	—	1,144	645,214

See accompanying notes to financial statements.

38

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Warrants
Containers & Packaging	$—	$—	$1,312	$1,312
Life Sciences Tools & Services	—	—	0	—
Marine	—	—	21,870	21,870
Sovereign	—	43,988	—	43,988
Total Warrants	—	43,988	23,182	67,170
Short-Term Investments
Mutual Funds	67,150,261	—	—	67,150,261
Repurchase Agreement	—	19,050,000	—	19,050,000
Total Short-Term Investments	67,150,261	19,050,000	—	86,200,261
Total Investments	$79,704,364	$932,577,725	$271,137	$1,012,553,226

Forward Contracts**
Forward Foreign Currency Contracts (Unrealized Appreciation)	$—	$127,799	$—	$127,799
Forward Foreign Currency Contracts (Unrealized Depreciation)	—	(64,642)	—	(64,642)
Total Forward Contracts	$—	$63,157	$—	$63,157

Future Contracts**
Futures Contracts (Unrealized Appreciation)	$94,715	$—	$—	$94,715
Futures Contracts (Unrealized Depreciation)	(781,009)	—	—	(781,009)
Total Future Contracts	$(686,294)	$—	$—	$(686,294)

*	See Schedule of Investments for additional detailed categorizations.
**	Derivative instruments such as forwards and futures contracts are valued based on the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Accrued Discounts/ Premiums	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchase	Sales	Transfers into Level 3	Balance as of December 31, 2011	Change in Unrealized Appreciation/ (Depreciation) for Investments Held at December 31, 2011
Domestic Bonds & Debt Securities
Auto Components	$—	$—	$—	$—	$—	$—	$0	$0	$—
Hotels, Restaurants & Leisure	—	4,391	—	(4,461)	—	—	70	0	(4,461)
Metals & Mining	—	—	0	(1,435)	—	(451)	1,886	0	(1,435)
Foreign Bonds & Debt Securities
Food Product	—	—	—	(3,682)	—	—	7,424	3,742	(3,682)
Mortgage-Backed Secuties
Collateralized Mortgage Obligations	15	—	—	—	—	—	—	15	—
Loan Participation
Metals & Mining	275,697	—	71,022	(40,389)	6,010	(312,340)	—	—	—
Convertible Bond
Marine	—	3,994	—	57,470	181,590	—	—	243,054	57,470
Common Stocks
Diversified Financial Services	21,095	—	—	(19,951)	—	—	—	1,144	(19,951)
Metals & Mining	35,730	—	31,487	20,700	—	(87,917)	—	—	—
Warrants
Media	1,919	—	—	(607)	—	—	—	1,312	(607)
Life Sciences Tools & Services	0	—	—	—	—	—	—	0	—
Marine	—	—	—	(41,738)	63,608	—	—	21,870	(41,738)

Total	$334,456	$8,385	$102,509	$(34,093)	$251,208	$(400,708)	$9,380	$271,137	$(14,404)

Foreign Bonds & Debt Securities in the amount of $7,424 were transferred into Level 3 due to a decline in market activity for significant observables which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

39

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$993,503,226
Repurchase Agreement	19,050,000
Cash (c)	1,265,588
Cash denominated in foreign currencies (d)	11,159,873
Receivable for investments sold	713,675
Receivable for shares sold	1,137,427
Dividends receivable	43,548
Interest receivable	11,177,011
Unrealized appreciation on forward currency exchange contracts	127,799

Total assets	1,038,178,147

Liabilities
Payables for:
Investments purchased	13,079,208
Shares redeemed	258,473
Variation margin on futures contracts	227,700
Unrealized depreciation on forward currency exchange contracts	64,642
Collateral for securities loaned	67,150,261
Accrued Expenses:
Management fees	462,852
Distribution and service fees - Class E	26,980
Administration fees	4,162
Custodian and accounting fees	28,214
Deferred trustees’ fees	25,067
Other expenses	74,655

Total liabilities	81,402,214

Net Assets	$956,775,933

Net Assets Represented by
Paid in surplus	$877,409,191
Accumulated net realized gain	4,633,063
Unrealized appreciation on investments, futures contracts and foreign currency transactions	24,125,451
Undistributed net investment income	50,608,228

Net Assets	$956,775,933

Net Assets
Class A	$743,180,174
Class E	213,595,759
Capital Shares Outstanding*
Class A	67,845,857
Class E	19,608,795
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.95
Class E	10.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $968,419,919.
(b)	Includes securities loaned at value of $65,908,211.
(c)	Includes $1,182,260 of restricted cash pledged as collateral for open futures contracts.
(d)	Identified cost of cash denominated in foreign currencies was $11,416,662.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$656,138
Interest (b)	55,267,414

Total investment income	55,923,552

Expenses
Management fees	5,164,825
Administration fees	46,457
Custodian and accounting fees	327,275
Distribution and service fees - Class E	283,118
Audit and tax services	54,078
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	88,312
Insurance	4,652
Miscellaneous	8,825

Total expenses	6,046,252

Net investment income	49,877,300

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	7,856,960
Futures contracts	(3,367,479)
Foreign currency transactions	1,150,204

Net realized gain on investments, futures contracts and foreign currency transactions	5,639,685

Net change in unrealized depreciation from:
Investments	(22,901,902)
Futures contracts	(1,988,165)
Foreign currency transactions	(946,311)

Net change in unrealized depreciation on investments, futures contracts and foreign currency transactions	(25,836,378)

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(20,196,693)

Net Increase in Net Assets from Operations	$29,680,607

(a)	Net of foreign withholding taxes of $53,993.
(b)	Includes net income on securities loaned of $136,600.

See accompanying notes to financial statements.

40

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$49,877,300	$39,511,315
Net realized gain on investments, futures contracts and foreign currency transactions	5,639,685	10,743,015
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency transactions	(25,836,378)	25,014,675

Net increase in net assets resulting from operations	29,680,607	75,269,005

Distributions to Shareholders
From net investment income
Class A	(32,248,910)	(27,476,998)
Class E	(8,069,819)	(4,533,979)
From net realized capital gains
Class A	(4,299,826)	—
Class E	(1,097,212)	—

Net decrease in net assets resulting from distributions	(45,715,767)	(32,010,977)

Net increase in net assets from capital share transactions	178,867,804	188,236,086

Net Increase in Net Assets	162,832,644	231,494,114
Net assets at beginning of period	793,943,289	562,449,175

Net assets at end of period	$956,775,933	$793,943,289

Undistributed net investment income at end of period	$50,608,228	$40,169,192

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	16,713,083	$184,819,400	14,775,929	$159,371,127
Reinvestments	3,350,021	36,548,736	2,619,352	27,476,998
Redemptions	(9,421,608)	(103,639,123)	(6,882,059)	(73,906,776)

Net increase	10,641,496	$117,729,013	10,513,222	$112,941,349

Class E
Sales	10,176,628	$111,942,735	8,877,274	$95,732,727
Reinvestments	844,109	9,167,031	433,874	4,533,979
Redemptions	(5,456,181)	(59,970,975)	(2,320,301)	(24,971,969)

Net increase	5,564,556	$61,138,791	6,990,847	$75,294,737

Increase derived from capital shares transactions		$178,867,804		$188,236,086

See accompanying notes to financial statements.

41

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.15	$10.47	$8.37	$10.02	$9.46

Income (Loss) from Investment Operations
Net investment income (a)	0.62	0.64	0.68	0.64	0.51
Net realized and unrealized gain (loss) on investments	(0.22)	0.60	1.94	(1.63)	0.12

Total from investment operations	0.40	1.24	2.62	(0.99)	0.63

Less Distributions
Distributions from net investment income	(0.53)	(0.56)	(0.52)	(0.66)	(0.07)
Distributions from net realized capital gains	(0.07)	0.00	0.00	0.00	0.00

Total distributions	(0.60)	(0.56)	(0.52)	(0.66)	(0.07)

Net Asset Value, End of Period	$10.95	$11.15	$10.47	$8.37	$10.02

Total Return (%)	3.63	12.17	33.09	(10.74)	6.65

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.64	0.67	0.66	0.67	0.76
Ratio of net investment income to average net assets (%)	5.61	5.94	7.25	6.77	5.28
Portfolio turnover rate (%)	29.7	33.4	31.7	45.4	44.5
Net assets, end of period (in millions)	$743.2	$638.0	$488.9	$317.1	$327.7

	Class E
	Year Ended December 31,
	2011	2010	2009	2008(b)
Net Asset Value, Beginning of Period	$11.10	$10.43	$8.34	$9.51

Income (Loss) from Investment Operations
Net investment income (a)	0.60	0.62	0.66	0.43
Net realized and unrealized gain (loss) on investments	(0.22)	0.60	1.94	(1.60)

Total from investment operations	0.38	1.22	2.60	(1.17)

Less Distributions
Distributions from net investment income	(0.52)	(0.55)	(0.51)	0.00
Distributions from net realized capital gains	(0.07)	0.00	0.00	0.00

Total distributions	(0.59)	(0.55)	(0.51)	0.00

Net Asset Value, End of Period	$10.89	$11.10	$10.43	$8.34

Total Return (%)	3.46	12.04	32.76	(12.30)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.79	0.82	0.81	0.84 *
Ratio of net investment income to average net assets (%)	5.46	5.79	6.86	6.97 *
Portfolio turnover rate (%)	29.7	33.4	31.7	45.4
Net assets, end of period (in millions)	$213.6	$155.9	$73.6	$6.9

*	Annualized.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 4/28/2008.

See accompanying notes to financial statements.

42

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pioneer Strategic Income Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by certain Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

43

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, paydown transactions, forwards transaction, contingent payment debt instrument adjustments, defaulted bond income accruals, premium amortization adjustments, straddle loss deferral, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash

44

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2011, the Portfolio had no forward commitments and when-issued and delayed-delivery securities.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to

45

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Loan Participations - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations or an assignment, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High Yield Debt Securities - The Portfolio may invest in high yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high yield debt securities are less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s Subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pioneer Investment Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

46

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$5,164,825	0.60%	First $500 Million

	0.55%	$500 Million to $1 Billion

	0.53%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class E distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.25% of the average daily net assets of the Portfolio attributable to its Class E Shares with respect to activities primarily intended to result in the sale of Class E Shares. However, under the Class E distribution agreement, payments to the Distributor for activities pursuant to the Class E distribution plan are currently limited to payments at an annual rate equal to 0.15% of average daily net assets of the Portfolio attributable to its Class E Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$17,850,313	$414,693,710	$6,856,543	$248,133,453

The Portfolio engaged in security transactions with other accounts managed by Pioneer Investment Management, Inc. that amounted to $12,790,532 in Purchases and $5,864,357 in Sales of investments which are included above.

5. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to hedge its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the value date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

47

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest Rate	Unrealized appreciation on futures contracts*	$94,715	Unrealized depreciation on futures contracts*	$781,009

Currency	Unrealized appreciation on forward foreign currency exchange contracts	127,799	Unrealized depreciation on forward foreign currency exchange contracts	64,642

Total		$222,514		$845,651

* Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to financial statements. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transactions in derivative instruments during the year ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate	Currency	Total

Future contracts	$(3,367,479)	$—	$(3,367,479)

Foreign currency transactions	—	835,787	835,787

	$(3,367,479)	$835,787	$(2,531,692)

Statement of Operations Location - Net Change in Unrealized Gain (Loss)

Foreign currency transactions	$—	$324,706	$324,706

Future contracts	(1,988,165)	—	(1,988,165)

	$(1,988,165)	$324,706	$(1,663,459)

48

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

For the year ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)
Foreign currency transactions	$24,639,424
Futures contracts long	9,458,333
Futures contracts short	(108,208,333)

(a) Averages are based on activity levels during 2011.

6. Forward Foreign Currency Exchange Contracts

Forward Foreign Currency Exchange Contracts to Sell:

Settlement Date	Counterparty	Contracts to Deliver		Value at December 31, 2011	In Exchange for U.S.$	Unrealized Appreciation/ (Depreciation)

2/15/2012	UBS AG	2,415,000	AUD	$2,463,604	$2,398,962	$(64,642)

1/13/2012	Citibank N.A.	8,650,000	EUR	11,220,888	11,290,023	69,135

1/18/2012	Brown Brothers Harriman & Co.	5,000,000	EUR	6,486,237	6,520,850	34,613

2/15/2012	Citibank N.A.	500,000	EUR	648,753	672,804	24,051

Net Unrealized Appreciation						$63,157

AUD—	Australian Dollar
EUR—	Euro

7. Futures Contracts

The futures contracts outstanding as of December 31, 2011, and the description and unrealized appreciation (depreciation) were as follows:

Futures Contracts - Long	Expiration Date	Number of Contracts	Contract Amount	Valuation as of December 31, 2011	Unrealized Appreciation/ (Depreciation)

U.S. Treasury Bond 30 Year Futures	03/21/2012	37	$5,309,605	$5,358,062	$48,457

Ultra Long U.S. Treasury Bond Futures	03/21/2012	54	8,603,867	8,650,125	46,258

Futures Contracts - Short

U.S. Treasury Note 2 Year Futures	03/30/2012	(63)	(13,891,326)	(13,894,453)	(3,127)

U.S. Treasury Note 5 Year Futures	03/30/2012	(740)	(90,861,884)	(91,210,782)	(348,898)

U.S. Treasury Note 10 Year Futures	03/21/2012	(489)	(63,691,141)	(64,120,125)	(428,984)

Net Unrealized Depreciation					$(686,294)

8. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

9. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio;

49

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Market, Credit and Counterparty Risk - continued

conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

10. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gains		Total
2011	2010	2011	2010	2011	2010

$40,318,729	$32,010,977	$5,397,038	$—	$45,715,767	$32,010,977

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$51,804,258	$4,000,735	$23,586,815	$—	$79,391,808

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

11. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of

50

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

11. Recent Accounting Pronouncements - continued

related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

51

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pioneer Strategic Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Strategic Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Strategic Income Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

52

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

53

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

54

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

55

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Pioneer Strategic Income Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

56

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Pioneer Strategic Income Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Barclays Capital U.S. Universal Bond Index, for the one- year period ended September 30, 2011, and outperformed its benchmark for the three- and five- year periods ended September 30, 2011. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by

57

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Pioneer Strategic Income Portfolio, the Board considered that the Portfolio’s actual management fees were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses relative to its peers. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

58

MET INVESTORS SERIES TRUST

Pioneer Strategic Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the Pioneer Strategic Income Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

59

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Pyramis® Government Income Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Manager Commentary*

Performance

Since its inception on May 2, 2011, the Class B shares of the Pyramis® Government Income Portfolio returned 8.57%. The Portfolio’s benchmark, the Barclays Capital U.S. Government Bond Index1, returned 7.94%.

Market Environment/Conditions

For the year 2011 as a whole, investment grade bond markets returned a total of 7.84%, as measured by the Barclays Capital U.S. Aggregate Index. Price appreciation due to falling bond yields contributed most of this return. Treasury yields especially fell during a flight-to-quality in the summer months of 2011, when the European debt crisis spread from Greece, Ireland, and Portugal to the much larger Italy and Spain. For the year as a whole, the yield curve flattened and long yields fell more than short yields. Short-yields remained relatively stable at historically low levels, partly because the Federal Reserve committed itself to accommodative monetary policy into mid-2013. Other types of government bonds had mixed results. Treasury Inflation Protected Securities (TIPS) performed in line with similar-duration conventional Treasuries as inflation expectations fell along with real yields. Agency debt performed in line with Treasuries because Fannie Mae and Freddie Mac remained under federal conservatorship and experienced no significant changes to their expected future. Mortgage backed securities underperformed Treasuries as mortgage rates fell to generational lows, providing a strong incentive for fixed rate mortgage holders to refinance and prepay their mortgages, which could result in significant price losses for MBS holders.

Portfolio Review/Year-End Positioning

As described in the prospectus, Pyramis uses a blended index comprised of 40% Barclays U.S. Treasury 5+ Year Index/25% Barclays Capital U.S. Agency Index/35% Barclays Capital U.S. MBS Index as a guide in structuring the Portfolio and selecting its investments. Pyramis manages the Portfolio to have similar overall interest rate risk to the blended index. The following commentary is prepared relative to the aforementioned blended benchmark.

For the 2011 period, which began at the Portfolio’s inception in May, the Portfolio delivered strong performance in absolute terms but it modestly underperformed its benchmark. The portfolio’s holdings of collateralized mortgage obligations (CMOs) detracted modestly as investors sought after the most easily tradable types of government bonds. The Portfolio’s tactical yield curve positioning strategies also detracted, although this impacted the Portfolio more modestly. Also, the Portfolio’s cash flow management detracted in the first months of its inception as new cash needed to be invested into a rallying Treasury market. However, despite these small negatives, the Portfolio generally kept up with its benchmark during a volatile market environment, when many other active bond managers significantly underperformed their benchmarks. On the positive side, the Portfolio’s small position in long-maturity TIPS added to relative performance. The Portfolio’s MBS security selection also proved to be additive. Specifically, the Portfolio received strong performance from its holdings of MBS with a low average loan balance and from its holdings of MBS that are not Home Affordable Refinance Program (HARP)-eligible.

At the end of December, the Portfolio had an underweight position in conventional Treasuries that was partially offset by a small out-of-benchmark position in short maturity and 30-year TIPS. The Portfolio also had an underweight position in government-related securities. Within the government-related sector, it underweighted the direct debt of Fannie Mae and Freddie Mac but it overweighted FDIC insured and other types of government-related debentures. The Portfolio also held an overweight position in MBS, with a particular emphasis on lower-coupon MBS, which are less vulnerable to fast prepayments than higher coupon MBS. Furthermore, the Portfolio sought to target MBS that are likely to prepay more slowly. For example, the Portfolio overweighted MBS that have a low average loan balance, in the belief that the fixed “points” and closing costs are a relatively greater deterrent against refinancing for lower loan-balance borrowers. Similarly, the Portfolio overweighted MBS that contain borrowers who are not eligible for HARP, in the belief that these borrowers will likely refinance their mortgages more slowly.

Bill Irving

Portfolio Manager

Franco Castagliuolo

Portfolio Manager

Pyramis Global Advisors, LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Managed by Pyramis Global Advisors, LLC

Portfolio Composition as of December 31, 2011

Top Issuers

% of Net Assets
U.S. Treasury Notes	23.2
Fannie Mae 30 Yr. Pool	14.3
U.S. Treasury Bonds	13.2
Freddie Mac 30 Yr. Gold Pool	11.4
Ginnie Mae I 30 Yr. Pool	5.1
National Credit Union Administration Guaranteed Notes	4.9
Federal Home Loan Banks	4.7
Fannie Mae 15 Yr. Pool	4.1
Federal Home Loan Mortgage Corp.	3.5
Freddie Mac REMICS	3.1

Top Sectors

% of Market Value of Total Investments
U.S. Treasury & Government Agencies	79.7
Domestic Bonds & Debt Securities	10.7
Mortgage-Backed Securities	2.5
Foreign Bonds & Debt Securities	1.7
Asset-Backed Securities	1.6
Cash & Cash Equivalents	3.8

2

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Pyramis® Government Income Portfolio managed by

Pyramis Global Advisors, LLC. vs. Barclays Capital U.S. Universal Index1

Cumulative Return[2] (for the period ended 12/31/11)
Since Inception[3]
Pyramis® Government Income Portfolio—Class B	8.57%
Barclays Capital U.S. Government Bond Index[1]	7.94%

1The Barclays Capital U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 “Cumulative Return” is calculated including reinvestment of all income dividends and capital gains distributions.

3 Inception of Class B shares is 5/2/2011. Index returns are based on an inception date of 5/2/2011.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class B
Actual	0.83%	$1,000.00	$1,075.00	$4.34
Hypothetical*	0.83%	1,000.00	1,021.02	4.23

*  Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—91.9% of Net Assets

Security Description	Par Amount($)†	Value

Agency Sponsored Mortgage-Backed—43.0%
Fannie Mae 15 Yr. Pool 4.500%, 04/01/18	631,136	$675,988
4.500%, 07/01/18	306,971	328,787
4.500%, 11/01/18	431,678	467,347
4.500%, 02/01/19	366,633	392,689
4.500%, 12/01/23	790,258	845,925
4.000%, 10/01/24	181,828	191,880
3.500%, 01/01/26	149,612	157,623
3.500%, 02/01/26	108,964	114,799
4.000%, 04/01/26	193,021	203,933
3.500%, 06/01/26	108,980	114,816
3.500%, 08/01/26	99,453	104,778
3.500%, 09/01/26	99,300	104,618
4.000%, 09/01/26	1,380,350	1,458,388
4.000%, 11/01/26	1,580,280	1,667,646
3.000%, TBA (a)	10,200,000	10,536,281
3.500%, TBA (a)	600,000	627,562
4.500%, TBA (a)	10,500,000	11,195,625
5.000%, TBA (a)	100,000	107,547
Fannie Mae 30 Yr. Pool 5.500%, 01/01/35	1,812,926	1,980,969
5.000%, 04/01/35	181,546	196,360
5.000%, 05/01/35	538,226	581,976
5.000%, 07/01/35	1,023,509	1,107,025
6.000%, 05/01/37	4,647,017	5,127,131
6.000%, 09/01/37	351,376	387,350
5.500%, 05/01/38	264,622	288,406
5.500%, 06/01/38	6,298,273	6,864,355
6.000%, 07/01/38	241,271	265,972
5.500%, 09/01/38	6,383,246	6,970,929
6.000%, 10/01/38	251,087	276,793
6.000%, 11/01/38	1,467,050	1,617,245
6.000%, 09/01/39	1,847,557	2,036,708
6.000%, 04/01/40	5,514,132	6,078,664
3.500%, 10/01/40	28,151	28,985
4.000%, 11/01/40	1,824,699	1,926,814
4.500%, 11/01/40	1,874,523	2,021,409
4.000%, 01/01/41	401,713	424,194
4.000%, 02/01/41	272,640	287,898
3.500%, 03/01/41	815,191	839,367
4.000%, 03/01/41	193,562	203,577
4.500%, 03/01/41	2,814,597	3,022,117
4.500%, 04/01/41	275,508	295,821
4.500%, 07/01/41	1,615,505	1,731,965
3.500%, 08/01/41	497,053	511,795
4.500%, 08/01/41	4,355,148	4,642,228

Agency Sponsored Mortgage-Backed—(Continued)
4.500%, 09/01/41	2,079,667	$2,233,001
4.000%, 11/01/41	4,929,494	5,197,519
4.500%, 11/01/41	10,920,455	11,694,904
3.500%, TBA (a)	4,000,000	4,115,000
4.000%, TBA (a)	15,200,000	15,971,876
4.500%, TBA (a)	300,000	319,312
5.500%, TBA (a)	4,000,000	4,356,251
6.000%, TBA (a)	8,000,000	8,810,002
Fannie Mae REMICS 4.500%, 09/25/25	300,000	338,856
5.000%, 12/25/34	711,972	805,576
0.594%, 03/25/39 (b)	1,578,966	1,575,597
0.644%, 03/25/39 (b)	4,820,434	4,812,836
0.664%, 03/25/39 (b)	848,660	847,736
5.500%, 09/25/40 (c)	80,522	12,077
0.694%, 07/25/41 (b)	1,075,409	1,075,923
0.794%, 09/25/41 (b)	1,199,609	1,200,879
Freddie Mac 30 Yr. Gold Pool 5.000%, 07/01/35	11,607,737	12,491,422
5.500%, 03/01/39	430,764	468,067
4.500%, 05/01/39	7,337,735	7,899,042
4.500%, 06/01/39	3,864,635	4,173,552
4.500%, 07/01/39	2,734,763	2,901,233
4.500%, 09/01/39	4,894,516	5,285,756
4.500%, 11/01/39	6,842,896	7,389,879
4.500%, 12/01/39	926,996	983,424
5.500%, 12/01/39	1,928,698	2,095,719
4.500%, 12/01/40	291,587	312,995
4.500%, 02/01/41	1,616,097	1,732,777
4.500%, 03/01/41	298,667	320,596
4.500%, 08/01/41	4,268,007	4,531,641
4.000%, 09/01/41	6,587,381	6,944,707
4.000%, 10/01/41	1,897,151	2,000,060
4.500%, 10/01/41	576,193	615,949
4.000%, TBA (a)	19,900,000	20,876,344
5.000%, TBA (a)	1,000,000	1,074,688
Freddie Mac REMICS 1.200%, 07/15/15	1,000,784	1,002,248
3.000%, 06/15/18	2,044,163	2,115,477
0.508%, 02/15/19 (b)	4,998,876	4,993,611
3.000%, 04/15/20	9,095,298	9,408,573
4.000%, 02/15/22	200,000	218,606
5.000%, 09/15/23	100,000	114,040
5.000%, 10/15/34	915,122	1,031,501
0.628%, 05/15/38 (b)	388,767	388,195
0.628%, 04/15/40 (b)	1,423,292	1,420,974

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount($)†	Value

Agency Sponsored Mortgage-Backed—(Continued)
0.678%, 11/15/40 (b)	649,055	$649,598
4.500%, 02/15/41	95,880	103,749
5.000%, 03/15/41	500,000	566,622
Freddie Mac Strips 0.578%, 07/15/36 (b)	1,337,374	1,341,231
Ginnie Mae 5.500%, 07/16/34	545,105	646,984
0.605%, 08/20/34 (b)	8,381,147	8,406,834
5.500%, 08/20/34	478,139	572,560
0.738%, 04/20/40 (d)(e)	108,314	93,399
4.500%, 05/16/40	80,000	89,716
0.573%, 05/20/40 (d)(e)	94,454	82,809
0.721%, 06/20/40 (d)(e)	124,861	107,335
0.589%, 07/20/60 (b)	430,728	421,424
0.545%, 08/20/60 (b)	336,692	329,487
0.545%, 09/20/60 (b)	340,249	334,294
0.745%, 12/20/60 (b)	920,800	911,224
0.735%, 02/20/61 (b)	445,799	440,503
0.745%, 02/20/61 (b)	121,239	119,572
0.745%, 04/20/61 (b)	342,345	338,819
0.745%, 05/20/61 (b)	683,799	679,655
0.775%, 06/20/61 (b)	484,744	480,673
0.845%, 10/20/61 (b)	1,477,443	1,469,613
Ginnie Mae I 15 Yr. Pool 4.000%, 03/15/26	589,115	633,098
4.000%, 04/15/26	1,320,073	1,418,629
4.000%, 05/15/26	1,169,890	1,257,233
4.000%, 06/15/26	578,900	622,121
Ginnie Mae I 30 Yr. Pool 6.000%, 06/15/36	266,523	302,337
5.000%, 03/15/39	450,000	501,132
4.500%, 07/15/39	86,401	94,465
5.000%, 07/15/39	1,102,615	1,223,199
5.000%, 08/15/39	600,000	668,175
5.000%, 09/15/39	650,000	723,856
5.500%, 10/15/39	176,981	198,874
5.000%, 11/15/39	200,000	222,725
5.000%, 04/15/40	178,086	197,486
4.500%, 06/15/40	102,407	111,742
5.000%, 06/15/40	574,839	637,460
5.000%, 07/15/40	196,854	218,299
5.000%, 08/15/40	593,844	661,320
4.000%, 09/15/40	3,625,664	3,913,338
4.000%, 03/15/41	1,585,601	1,711,408
4.500%, 03/15/41	3,878,612	4,239,242
5.000%, 04/15/41	500,000	556,765

Agency Sponsored Mortgage-Backed—(Continued)
4.000%, 10/15/41	1,408,723	$1,519,270
4.000%, 11/15/41	497,957	536,299
4.000%, 12/15/41	1,990,500	2,145,654
3.500%, TBA(a)	9,600,000	10,029,000
4.000%, TBA(a)	2,900,000	3,111,609
5.000%, TBA(a)	2,598,908	2,879,103
Ginnie Mae II 30 Yr. Pool 4.000%, 09/20/39	703,673	754,008
5.000%, 10/20/39	504,020	558,233
5.000%, 04/20/40	601,239	665,722
5.000%, 06/20/40	207,157	229,375
5.000%, 07/20/40	784,800	868,969
5.000%, 08/20/40	743,610	823,362
4.500%, 09/20/40	92,925	101,648
4.000%, 11/20/40	500,625	536,591
4.000%, 12/20/40	495,533	531,134

		308,759,688

Federal Agencies—11.5%
Federal Home Loan Banks 3.625%, 10/18/13	1,975,000	2,088,248
0.375%, 11/27/13	10,890,000	10,882,998
1.375%, 05/28/14	14,800,000	15,100,588
5.250%, 06/18/14	5,360,000	5,969,110
Federal Home Loan Mortgage Corp. 0.375%, 11/30/12	500,000	501,087
0.375%, 11/27/13	2,535,000	2,532,103
1.000%, 08/27/14	3,000,000	3,031,179
0.750%, 11/25/14	7,043,000	7,060,410
0.625%, 12/29/14	1,837,000	1,837,011
2.000%, 08/25/16	7,106,000	7,397,488
6.750%, 03/15/31	481,000	725,317
6.250%, 07/15/32	1,368,000	1,997,591
Federal National Mortgage Association 4.375%, 09/15/12	2,000,000	2,058,656
4.750%, 11/19/12	700,000	727,969
0.875%, 08/28/14	1,905,000	1,915,548
0.750%, 12/19/14	7,500,000	7,528,628
1.375%, 11/15/16	5,466,000	5,520,758
6.625%, 11/15/30	1,430,000	2,124,575
Tennessee Valley Authority 3.875%, 02/15/21	2,615,000	2,989,285
5.250%, 09/15/39	472,000	604,944

		82,593,493

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Schedule of Investments as of December 31, 2011

U.S. Treasury & Government Agencies—(Continued)

Security Description	Par Amount($)†	Value

U.S. Treasury—37.4%
U.S. Treasury Bonds 5.250%, 02/15/29	28,251,000	$39,034,943
4.375%, 05/15/41	8,199,000	10,684,322
3.750%, 08/15/41	26,274,000	30,904,792
3.125%, 11/15/41	13,300,000	13,935,913
U.S. Treasury Inflation Indexed Bonds 2.125%, 02/15/41	1,756,766	2,377,261
U.S. Treasury Inflation Indexed Notes 2.000%, 04/15/12	4,377,597	4,399,485
U.S. Treasury Notes 0.125%, 09/30/13	398,000	397,269
0.250%, 11/30/13	200,000	200,055
0.125%, 12/31/13	4,200,000	4,190,155
0.500%, 10/15/14	2,104,000	2,113,041
2.000%, 04/30/16	450,000	475,242
1.000%, 09/30/16	21,415,000	21,639,194
1.000%, 10/31/16	13,900,000	14,036,832
0.875%, 11/30/16	14,586,000	14,632,719
0.875%, 12/31/16	9,600,000	9,618,749
2.625%, 04/30/18	130,000	141,568
2.375%, 05/31/18	850,000	911,625
1.750%, 10/31/18	43,938,000	45,228,679
1.375%, 12/31/18	33,663,000	33,731,370
3.125%, 05/15/21	347,000	387,501
2.125%, 08/15/21	4,232,000	4,341,105
2.000%, 11/15/21	14,500,000	14,667,664

		268,049,484

Total U.S. Treasury & Government Agencies (Cost $651,566,752)		659,402,665

Domestic Bonds & Debt Securities—12.4%

Capital Markets—1.6%
State Street Corp. 2.150%, 04/30/12	11,125,000	11,200,939

Commercial Banks—0.8%
Citibank N.A. 1.750%, 12/28/12	2,000,000	2,031,064
PNC Funding Corp. 2.300%, 06/22/12	3,700,000	3,737,307

		5,768,371

Consumer Finance—0.5%
Ally Financial, Inc. 2.200%, 12/19/12	3,500,000	$3,568,495

Diversified Financial Services—5.9%
Citigroup Funding, Inc. 1.875%, 10/22/12	2,150,000	2,180,018
2.250%, 12/10/12	3,000,000	3,056,424
General Electric Capital Corp.
2.200%, 06/08/12	5,142,000	5,189,759
2.000%, 09/28/12	2,000,000	2,027,580
2.125%, 12/21/12	4,944,000	5,037,180
John Deere Capital Corp.
2.875%, 06/19/12	3,093,000	3,133,478
JPMorgan Chase & Co.
2.125%, 12/26/12	6,548,000	6,672,163
National Credit Union Administration Guaranteed Notes
1.400%, 06/12/15	50,000	50,649
2.350%, 06/12/17	5,470,000	5,654,777
3.450%, 06/12/21	8,645,000	9,312,135

		42,314,163

Food & Staples Retailing—0.7%
Wal-Mart Stores, Inc.
4.550%, 05/01/13	5,000,000	5,278,990

Household Products—0.7%
Procter & Gamble Co. (The)
1.375%, 08/01/12	5,000,000	5,024,735

IT Services—0.7%
International Business Machines Corp.
4.750%, 11/29/12	5,000,000	5,171,455

Pharmaceuticals—1.5%
Johnson & Johnson
5.150%, 08/15/12	5,000,000	5,144,635
Merck & Co., Inc.
4.375%, 02/15/13	5,000,000	5,216,300

		10,360,935

Total Domestic Bonds & Debt Securities (Cost $89,104,626)		88,688,083

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Schedule of Investments as of December 31, 2011

Mortgage-Backed Securities—2.8%

Security Description	Par Amount($)†	Value

Collateralized Mortgage Obligations—2.8%
Morgan Stanley Reremic Trust Series 2010-R3 Class 3A
0.497%, 06/26/36(144A)(b)	374,818	$370,429
National Credit Union Administration Guaranteed Notes
Series 2010-R2 Class 1A
0.644%, 11/06/17(b)	4,078,967	4,078,967
Series 2011-R1 Class 1A
0.724%, 01/08/20(b)	14,808,037	14,833,507
Series 2011-R4 Class 1A
0.654%, 03/06/20(b)	895,921	895,921

Total Mortgage-Backed Securities (Cost $20,208,929)		20,178,824

Foreign Bonds & Debt Securities—2.0%

Sovereign—2.0%
Israel Government AID Bond
5.500%, 09/18/23	7,738,000	9,901,545
5.500%, 12/04/23	3,350,000	4,281,384

Total Foreign Bonds & Debt Securities (Cost $13,971,504)		14,182,929

Asset-Backed Securities—1.8%

Asset-Backed - Automobiles—0.4%
Avis Budget Rental Car Funding AESOP LLC Series 2007-2A Class A
0.425%, 08/20/13(144A)(b)	3,070,000	3,042,201

Asset-Backed - Credit Card—0.3%
Citibank Omni Master Trust Series 2009-A8 Class A8
2.378%, 05/16/16(144A)(b)	2,000,000	2,012,470

Asset-Backed - Other—1.1%
Ally Master Owner Trust Series 2010-1 Class A
2.028%, 01/15/15(144A)(b)	4,450,000	4,505,180
Ford Credit Floorplan Master Owner Trust Series 2010-1 Class A
1.928%, 12/15/14(144A)(b)	3,710,000	3,750,712

		8,255,892

Total Asset-Backed Securities (Cost $13,320,203)		13,310,563

Short-Term Investment—4.4%
Security Description	Par Amount($)†	Value

Repurchase Agreement — 4.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $31,622,035 on 01/03/12, collateralized by $32,215,000 Federal Home Loan Bank at 0.255% due 7/20/12 with a value of $32,255,269.	31,622,000	$31,622,000

Total Short-Term Investments (Cost $31,622,000)		31,622,000

Total Investments—115.3% (Cost $819,794,014#)		827,385,064
Other Assets and Liabilities (net)—(15.3)%		(109,870,169)

Net Assets—100.0%		$717,514,895

†	Par amount stated in U.S. dollars unless otherwise noted.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $819,242,389. The aggregate unrealized appreciation and depreciation of investments were $9,593,794 and $(1,451,119), respectively, resulting in net unrealized appreciation of $8,142,675 for federal income tax purposes.
(a)	This security is traded on a “to-be-announced” basis.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2011. Maturity date shown for callable securities reflects the earliest possible call date.
(c)	Interest only security.
(d)	Principal only security.
(e)	Zero coupon bond—Interest rate represents current yield to maturity.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2011, the market value of 144A securities was $13,680,992, which is 1.9% of net assets.
(TBA)—	To Be Announced

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Schedule of Investments as of December 31, 2011

Forward Sales Commitments

Security Sold Short	Counterparty	Interest Rate	Maturity	Face Amount	Value
Fannie Mae 30 Yr. Pool	JPMorgan Chase Bank N.A.	5.000%	TBA	$(1,828,031)	$(1,836,797)
Freddie Mac 30 Yr. Gold Pool	JPMorgan Chase Bank N.A.	4.500%	TBA	(3,163,125)	(3,179,531)

				$(4,991,156)	$(5,016,328)

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Finanical Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$659,402,665	$—	$659,402,665
Total Domestic Bonds & Debt Securities*	—	88,688,083	—	88,688,083
Total Mortgage-Backed Securities*	—	20,178,824	—	20,178,824
Total Foreign Bonds & Debt Securities*	—	14,182,929	—	14,182,929
Total Asset-Backed Securities*	—	13,310,563	—	13,310,563
Total Short-Term Investments*	—	31,622,000	—	31,622,000
Total Investments	$—	$827,385,064	$—	$827,385,064

Forward Sales Commitments	$—	$(5,016,328)	$—	$(5,016,328)

Swap Contracts**
Swap Contracts at Value (Assets)	$—	$11,752	$—	$11,752
Swap Contracts at Value (Liabilities)	—	—	—	—
Total Swap Contracts	$—	$11,752	$—	$11,752

*	See Schedule of Investments for additional detailed categorizations.
**	Swap contracts are presented at value.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)	$795,763,064
Repurchase Agreement	31,622,000
Cash	986
Receivable for investments sold	68,936,087
Receivable for shares sold	4,318,337
Interest receivable	2,947,914
Swap interest receivable	3,584
Swaps at market value	11,752

Total assets	903,603,724

Liabilities
Payables for:
Investments purchased	180,531,301
Shares redeemed	94,528
Forward sales commitments, at value (b)	5,016,328
Interest payable forward sales commitments	6,722
Swap interest	156
Accrued Expenses:
Management fees	243,903
Distribution and service fees - Class B	137,576
Administration fees	2,816
Custodian and accounting fees	4,306
Deferred trustees’ fees	5,674
Other expenses	45,519

Total liabilities	186,088,829

Net Assets	$717,514,895

Net Assets Represented by
Paid in surplus	$707,852,842
Accumulated net realized gain	1,916,703
Unrealized appreciation on investments, forward sales commitments and swap contracts	7,577,630
Undistributed net investment income	167,720

Net Assets	$717,514,895

Net Assets
Class B	$717,514,895
Capital Shares Outstanding*
Class B	66,881,429
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.73

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $788,172,014.
(b)	Proceeds of forward sales commitments was $4,991,156.

Statement of Operations

For the Period Ended December 31, 2011*

Investment Income
Interest	$4,178,520

Total investment income	4,178,520

Expenses
Management fees	868,259
Administration fees	10,819
Custodian and accounting fees	38,503
Distribution and service fees - Class B	471,748
Audit and tax services	56,425
Legal	75,084
Trustees’ fees and expenses	24,598
Shareholder reporting	33,381
Insurance	459
Organizational expense	1,300
Miscellaneous	5,643

Total expenses	1,586,219

Net investment income	2,592,301

Net Realized and Unrealized Gain (Loss) on Investments and Swaps Contracts
Net realized gain on:
Investments	7,711,103
Swap contracts	3,136

Net realized gain on investments and swap contracts	7,714,239

Net change in unrealized appreciation (depreciation) on:
Investments	7,565,878
Swap contracts	11,752

Net change in unrealized appreciation on investments, forward sales commitments and swap contracts	7,577,630

Net realized and unrealized gain on investments, forward sales commitments and swap contracts	15,291,869

Net Increase in Net Assets from Operations	$17,884,170

*	Commencement of operations was 5/2/2011.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Statement of Changes in Net Assets

Period Ended December 31, 2011*
Increase (Decrease) in Net Assets:
Operations
Net investment income	$2,592,301
Net realized gain on investments and swap contracts	7,714,239
Net change in unrealized appreciation on investments and swap contracts	7,577,630

Net increase in net assets resulting from operations	17,884,170

Distributions to Shareholders
From net investment income
Class B	(2,564,614)
From net realized capital gains
Class B	(5,690,975)

Net decrease in net assets resulting from distributions	(8,255,589)

Net increase in net assets from capital share transactions	707,886,314

Net Increase in Net Assets	717,514,895

Net assets at end of period	$717,514,895

Undistributed net investment income at end of period	$167,720

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Period Ended December 31, 2011*
	Shares	Value
Class B
Sales	68,363,407	$723,556,445
Reinvestments	770,830	8,255,589
Redemptions	(2,252,808)	(23,925,720)

Net increase	66,881,429	$707,886,314

Increase derived from capital shares transactions		$707,886,314

*	Commencement of operations was 5/2/2011.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Period Ended December 31, 2011(a)
Net Asset Value, Beginning of Period	$10.00

Income (Loss) from Investment Operations
Net investment income(b)	0.10
Net realized and unrealized gain on investments	0.76

Total from investment operations	0.86

Less Distributions
Distributions from net investment income	(0.04)
Distributions from net realized capital gains	(0.09)

Total distributions	(0.13)

Net Asset Value, End of Period	$10.73

Total Return (%)	8.57	**

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(c)	0.84	*
Ratio of net expenses to average net assets (%)(d)	0.84	*
Ratio of net investment income to average net assets (%)	1.37	*
Portfolio turnover rate (%)	365.8
Net assets, end of period (in millions)	$717.5

*	Annualized.
**	Not annualized.
(a)	Commencement of operations was 5/2/2011.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	See Note 3 of the Notes to Financial Statements.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Pyramis® Government Income Portfolio (the “Portfolio”) (commenced operations on May 2, 2011), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class B Shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

14

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and pricing services. Such quotations and prices are derived utilizing significant observable data, including the underlying investments. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns will remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, foreign currency transactions, swap transactions, options transactions, premium amortization adjustments, paydown transactions, contingent payment debt instrument adjustments, forward transactions, deferred trustees’ compensation, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security

15

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmarked, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Forward Commitments and When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio’s custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells TBA mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

A Portfolio that enters into mortgage dollar rolls is subject to the risk that the market value of the securities the Portfolio is obligated to repurchase may decline below the agreed upon repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Portfolio’s use of proceeds from the dollar roll may be restricted pending a court determination, a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities sold.

TBA Purchase & Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold

16

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Mortgage Related and Other Asset Backed Securities - The Portfolio may invest in mortgage related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgaged obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage backed securities (“SMBS”) and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Payments received for the IOs are included in interest income on the Statement of Operations of the Portfolio. Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the period ended December 31, 2011	% per annum	Average Daily Net Assets

$868,259	0.520%	First $100 Million

	0.440%	$100 Million to $500 Million

	0.400%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser has entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement shall continue in effect with respect to the Portfolio until October 31, 2012. Pursuant to that Expense Limitation Agreement, the Adviser has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures

17

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, are limited to the following expense ratio as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class B

1.05%

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the period ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$1,978,566,094	$101,831,964	$1,298,358,303	$1,608,743

5. Investments in Derivative Instruments

Swap Agreements - The Portfolio may enter into swap contracts. Swap contracts are derivatives agreements to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term “specified index” includes, but is not limited to, currencies, fixed interest rates, prices and total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). A Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. The Portfolio’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by designating the segregation, either on its records or with the Trust’s custodian, of cash or other liquid assets, to avoid any potential leveraging of the Portfolio. The Portfolio may enter into swap transactions with

18

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

counterparties that are approved by the investment adviser in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings.

An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices.

Currency Swaps: A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap.

Equity swap contracts are marked to market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps and the purchase or sale of related caps and floors. The Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds has exposure to fixed income securities, the value of these securities may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are arrangements between two parties to exchange cash flows based on a notional principal amount, to manage the Portfolio’s exposure to interest rate risk. Interest rate swap contracts are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. The Portfolio could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults on its obligation to perform. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The swaps in which the Portfolio may engage may include instruments under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life to the extent that such amount is positive, plus the cost of entering into a similar transaction with another counterparty, if possible.

The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Adviser or Subadviser is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Portfolio would be less favorable than it would have been if this investment technique were not used.

At December 31, 2011, the Portfolio had the following derivatives, categorized by risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value

Interest Rate	Swaps at market value	$11,752	Swaps at market value	$—

19

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

Transactions in derivative instruments during the period ended December 31, 2011, were as follows:

Statement of Operations Location - Net Realized Gain (Loss)	Interest Rate

Swap contracts	$3,136

Statement of Operations Location - Net Change in Unrealized Appreciation (Depreciation)

Swap contracts	$11,752

For the period ended December 31, 2011, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional or Face Amount(a)

Swap contracts	400,000

(a)	Averages are based on activity levels during 2011.

6. Swap Agreements

Open interest rate swap agreements at December 31, 2011 were as follows:

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation

Pay	USD 3ML	2.321%	8/12/2021	Deutsche Bank AG	USD	400,000	$11,752	$—	$11,752

Total							$11,752	$—	$11,752

7. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

8. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

20

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Income Tax Information

The tax character of distributions paid for the period ended December 31, 2011 were as follows:

Ordinary Income	Long-Term Capital Gain	Total

$8,255,589	$—	$8,255,589

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$1,538,472	$—	$8,129,255	$—	$9,667,727

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

10. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

21

MET INVESTORS SERIES TRUST

Pyramis® Government Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Pyramis® Government Income Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pyramis® Government Income Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”), as of December 31, 2011, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from May 2, 2011 (commencement of operations) to December 31, 2011. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pyramis® Government Income Portfolio of Met Investors Series Trust as of December 31, 2011, and the results of its operations, the changes in its net assets, and the financial highlights for the period from May 2, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 28, 2012

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

23

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

24

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Rainier Large Cap Equity Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Managed by Rainier Investment Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Rainier Large Cap Equity Portfolio returned -3.54% and -3.84%, respectively. The Portfolio’s benchmarks, the Russell 1000 Index1 and the Russell 1000 Growth Index2, returned 1.50% and 2.64%, respectively.

Market Environment / Conditions

U.S. indices finished around breakeven for 2011. As challenging as U.S. equity markets proved to be, they were much better than other global markets for the year. The MSCI Emerging Markets Index was down about 20%, and most developed markets were off more than 10% in 2011. There were plenty of other noteworthy contrasts.

Small- and mid-capitalization shares averaged solid double-digit gains toward the end of the year, but they were, on average, trounced by their large-cap brethren for the full year. The S&P 500, which broke even on a price basis for the year, was bookended by the mega-cap dominated Dow Jones Industrial Average and the small-cap Russell 2000 Index, the former up 5.5%, the latter down 5.5%. The Dow’s gains were evidence of the popularity of mega-capitalization stocks—ones typically larger than $50 billion in market cap—and high dividend yield shares. Whereas over a multi-decade period the Dow has lagged due to relatively modest long-term growth and the maturity of most of these companies’ markets, many investors sought refuge in these lower volatility equities in response to the confused and fear-dominated market environment that took hold around mid-year.

The Utilities, Consumer Staples and Health Care sectors were leading performers for 2011. The defensive nature of these sectors gave them a lead in the late spring and summer months, when a swell of angst developed related to European sovereign debt fears and emerging world growth deceleration, exacerbated by political gridlock in Washington and the S&P credit downgrade of U.S. sovereign debt. (Ironically, 30-year Treasuries were among the best investments for the year, returning about 35%). Energy, Industrials and Materials stocks finished in the middle or lower end of the pack for the full year.

There is indeed ample reason to be concerned about the state of the world. Whereas governments and regulatory bodies learned a lot from the 2008 credit crisis and corporations are much healthier financially, heightened Eurozone debt and the apparent German-led European response of austerity bode ill for European economic growth in the near-term. While austerity may be good medicine in the long run, it is surely depressing the current European economic climate. The implications for growth in the emerging world and the U.S. are negative. Again, however, there is contrast and disparity. As Europe decelerates, recent U.S. economic data has been surprisingly encouraging. Housing starts are trending up, credit card usage and delinquencies are improving significantly, unemployment claims are coming down, rail car loadings have surged, and consumer confidence has recently improved meaningfully.

Portfolio Review / Year-End Positioning

The Large Cap Equity portfolio lagged the Russell 1000 and Russell 1000 Growth Indexes for the year. The Portfolio’s returns were clearly disappointing. While we missed investment opportunities in a few large companies which fundamentally over-achieved, in general our stock selections were the opposite of what was favored by the market—namely mega-capitalization stocks with high dividend yields. Conversely, our emphasis on stocks with above sector-average earnings growth selling at reasonable prices (and even above-average dividend growth) was generally shunned by the market this year as well.

Within the Russell 1000, defensive sectors such as Utilities, Health care and Consumer Staples had the highest absolute returns and financial services and materials & processing trailed all other sectors substantially. An underweight in the most defensive sectors caused the Portfolio to lag in the year, while stocks in the more cyclical Producer Durables and Technology sectors also led to underperformance.

Industrials was the weakest relative sector in 2011 and about a quarter of total underperformance is attributable to this sector. Although stocks such as ManpowerGroup and Paccar, Inc. underperformed, the sector benefited from the positive impact of Goodrich Corp. being purchased by United Technologies.

Information Technology shares were also detractors for the year, accounting for about a quarter of relative underperformance. Rovi Corp., an intellectual property licensing firm known for its TV program guides, Juniper Networks, Inc. (communications/networking gear) and Broadcom Corp. (semiconductors) were the worst performers for the year. On the positive side, credit card companies MasterCard, Inc. and Visa, Inc. were two of the largest contributors in the year, each of which exhibited strong earnings and substantial positive estimate revisions on higher volumes of electronic transactions throughout the year. A significant active weight in Apple, Inc. also aided portfolio results as new product enhancements such as the iPhone 4s continued to drive revenue and profit growth. Additionally, Check Point Software Technologies, Ltd. remained the leader in the growing area of security software and benefited performance.

Similar to Information Technology, Consumer Discretionary shares detracted from relative results for the year. In short, the underperformance of Marriott International, Inc. and Abercrombie & Fitch Co. overwhelmed the outperformance of Limited Brands, Inc. and CBS Corp.

Utilities and Consumer Staples were the top absolute performers in 2011, indicative of investors’ preference for defensive stocks. These sectors, as well as Health Care, Materials and Energy were modest detractors for the year. Telecommunication Services was neutral to relative results in the year, and the Portfolio continued to avoid owning telecom services giant AT&T, Inc., which was penalized late in the year by investors for its ill-fated bid for T-Mobile and Verizon Communications, Inc.

Despite posting the lowest absolute performance for the year, the Financials sector added the most to relative performance in the year. In addition to avoiding a number of low quality large index-weighted stocks such as Bank of America Corp., Citigroup, Inc. and Goldman Sachs Group, Inc., the Portfolio benefited from a number of active positions. Similar to Visa and MasterCard, Discover Financial Services

1

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Managed by Rainier Investment Management, Inc.

Portfolio Manager Commentary* (continued)

outperformed. We sold the position in Discover after the stock hit our price target, but continue to maintain positions in Visa and MasterCard. American Tower Corp., a tower company for cell phone base-stations, continued to benefit from the build-out of wireless networks by cell phone providers.

Changes in the Portfolio throughout the year included boosting the exposure to Health Care with Cooper Cos. and Celgene Corp., increasing the Consumer Staples weight by adding Kraft Foods Inc. and Hansen Natural Corp. and increasing the weight in the Utilities sector. We also added Financials companies Invesco Ltd.—an asset manager—and Fifth Third Bancorp., and purchased five new Materials stocks: Monsanto Co., Ecolab Inc., Potash Corp. of Saskatchewan Inc., Airgas Inc. and Allegheny Technologies Inc. Sector reductions were primarily in Consumer Discretionary and Industrials. These changes continued to position the Portfolio toward companies that have more visible and somewhat less cyclical revenue growth which we believe will generate above sector-average earnings growth even in a very slow global economic growth environment.

We will continue to emphasize companies that can grow their earnings at above sector-average rates over a sustainable period, and purchase them at attractive prices. Of greater importance to us is the free cash flow that gives a company the capacity to pay a dividend rather than the absolute dividend. We generally prefer to own the stock of companies that invest their free cash flow into existing or related businesses as a way to fuel future growth.

Senior Equity Portfolio Managers

Daniel M. Brewer, CFA

Mark W. Broughton, CFA

Stacie L. Cowell, CFA

Mark H. Dawson, CFA

Andrea L. Durbin, CFA

Michael Emery, CFA

James R. Margard, CFA

Peter M. Musser, CFA

Carlee J. Price, CFA

Rainier Investment Management, Inc.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Chevron Corp.	4.4
Apple, Inc.	4.3
Kraft Foods, Inc. - Class A	2.4
JPMorgan Chase & Co.	2.2
Precision Castparts Corp.	2.1
CSX Corp.	2.0
Google, Inc. - Class A	1.9
Coca-Cola Co. (The)	1.9
QUALCOMM, Inc.	1.8
Allergan, Inc.	1.7

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	19.5
Technology	15.0
Financials	12.4
Industrials	11.2
Energy	10.4
Cyclical	9.0
Communications	8.6
Basic Materials	6.0
Cash & Cash Equivalents	4.5
Utilities	3.4

2

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Rainier Large Cap Equity Portfolio managed by

Rainier Investment Management, Inc. vs. Russell 1000 Index1 and Russell 1000 Growth Index2

	Average Annual Return[3] (for the year ended 12/31/11)
	1 Year	Since Inception[4]
Rainier Large Cap Equity Portfolio—Class A	-3.54%	-5.06%
Class B	-3.84%	-5.31%
Russell 1000 Index[1]	1.50%	-2.54%
Russell 1000 Growth Index[2]	2.64%	-0.70%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

2The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

3“Average Annual Return” is calculated including reinvestment of all income dividends and capital gains distributions.

4Inception of Class A and Class B shares is 11/1/2007. Index returns are based on an inception date of 11/1/2007.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.70%	$1,000.00	$919.70	$3.39
Hypothetical*	0.70%	1,000.00	1,021.67	3.57

Class B
Actual	0.95%	$1,000.00	$917.20	$4.59
Hypothetical*	0.95%	1,000.00	1,020.41	4.84

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—95.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.8%
BE Aerospace, Inc.*	156,970	$6,076,309
Precision Castparts Corp.	103,060	16,983,257

		23,059,566

Air Freight & Logistics—0.9%
Expeditors International of Washington, Inc.	178,460	7,309,722

Auto Components—0.7%
BorgWarner, Inc.* (a)	85,620	5,457,419

Beverages—3.4%
Coca-Cola Co. (The)	217,340	15,207,280
Coca-Cola Enterprises, Inc.	181,160	4,670,305
Hansen Natural Corp.*	85,560	7,883,498

		27,761,083

Biotechnology—2.4%
Biogen Idec, Inc.*	64,220	7,067,411
Celgene Corp.*	187,500	12,675,000

		19,742,411

Capital Markets—3.2%
Affiliated Managers Group, Inc.*	75,100	7,205,845
Ameriprise Financial, Inc.	190,680	9,465,355
Invesco, Ltd.	469,620	9,434,666

		26,105,866

Chemicals—4.3%
Airgas, Inc.	52,700	4,114,816
E.I. du Pont de Nemours & Co.	223,080	10,212,603
Ecolab, Inc.	120,810	6,984,026
Monsanto Co.	117,620	8,241,633
Potash Corp. of Saskatchewan, Inc.	141,400	5,836,992

		35,390,070

Commercial Banks—2.7%
Fifth Third Bancorp.	806,850	10,263,132
PNC Financial Services Group, Inc.	201,190	11,602,627

		21,865,759

Communications Equipment—2.2%
F5 Networks, Inc.*	32,510	3,449,961
QUALCOMM, Inc.	265,110	14,501,517

		17,951,478

Computers & Peripherals—5.9%
Apple, Inc.*	86,705	35,115,525

Computers & Peripherals—(Continued)
EMC Corp.*	600,885	$12,943,063

		48,058,588

Construction & Engineering—0.6%
Fluor Corp.	94,480	4,747,620

Consumer Finance—1.7%
American Express Co.	288,440	13,605,715

Diversified Financial Services—3.2%
IntercontinentalExchange, Inc.*	71,870	8,663,929
JPMorgan Chase & Co.	531,325	17,666,556

		26,330,485

Electric Utilities—0.9%
ITC Holdings Corp.	93,070	7,062,152

Electronic Equipment, Instruments & Components—0.6%
Trimble Navigation, Ltd.*	114,070	4,950,638

Energy Equipment & Services—3.6%
Baker Hughes, Inc.	191,390	9,309,210
Ensco plc (ADR)	150,970	7,083,512
Schlumberger, Ltd.	194,520	13,287,661

		29,680,383

Food & Staples Retailing—1.5%
Costco Wholesale Corp.	142,750	11,893,930

Food Products—2.4%
Kraft Foods, Inc.—Class A	519,440	19,406,278

Health Care Equipment & Supplies—1.4%
Cooper Cos., Inc. (The)	120,780	8,517,406
Intuitive Surgical, Inc.*	5,440	2,518,774

		11,036,180

Health Care Providers & Services—3.1%
CIGNA Corp.	150,780	6,332,760
Express Scripts, Inc.*	193,290	8,638,130
McKesson Corp.	131,730	10,263,084

		25,233,974

Health Care Technology—0.9%
Cerner Corp.*	115,890	7,098,262

Hotels, Restaurants & Leisure—1.1%
McDonald’s Corp.	93,320	9,362,796

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.5%
Church & Dwight Co., Inc. (a)	83,990	$3,843,382

Independent Power Producers & Energy Traders—0.5%
AES Corp. (The)*	366,910	4,344,214

Internet & Catalog Retail—1.5%
Amazon.com, Inc.*	46,760	8,094,156
Priceline.com, Inc.*	9,070	4,242,130

		12,336,286

Internet Software & Services—1.9%
Google, Inc.—Class A*	24,385	15,750,271

IT Services—3.6%
Accenture plc—Class A	189,630	10,094,005
MasterCard, Inc.—Class A	20,430	7,616,713
Visa, Inc.—Class A	114,034	11,577,872

		29,288,590

Life Sciences Tools & Services—0.8%
Agilent Technologies, Inc.*	178,550	6,236,752

Machinery—3.6%
Eaton Corp.	255,780	11,134,103
Gardner Denver, Inc.	94,950	7,316,847
Joy Global, Inc.	144,380	10,824,169

		29,275,119

Media—0.8%
DIRECTV—Class A*	144,140	6,163,426

Metals & Mining—1.7%
Allegheny Technologies, Inc.	82,840	3,959,752
Yamana Gold, Inc. (a)	666,510	9,791,032

		13,750,784

Multi-Utilities—2.0%
NiSource, Inc. (a)	270,190	6,433,224
Xcel Energy, Inc.	358,900	9,919,996

		16,353,220

Multiline Retail—1.0%
Macy’s, Inc.	260,250	8,374,845

Oil, Gas & Consumable Fuels—6.7%
Anadarko Petroleum Corp.	75,310	5,748,412
Chevron Corp.	334,115	35,549,836
Noble Energy, Inc.	78,360	7,396,401
SM Energy Co. (a)	85,040	6,216,424

		54,911,073

Personal Products—0.8%
Estee Lauder Cos., Inc. (The)—Class A	55,890	$6,277,565

Pharmaceuticals—4.6%
Allergan, Inc.	161,445	14,165,184
Merck & Co., Inc.	168,460	6,350,942
Perrigo Co. (a)	91,050	8,859,165
Shire plc (ADR)	81,650	8,483,435

		37,858,726

Professional Services—0.3%
Verisk Analytics, Inc.—Class A*	61,360	2,462,377

Real Estate Investment Trusts—1.7%
American Tower Corp.—Class A	225,430	13,528,054

Real Estate Management & Development—0.9%
CBRE Group, Inc*	455,790	6,937,124

Road & Rail—2.0%
CSX Corp.	759,490	15,994,859

Semiconductors & Semiconductor Equipment—1.8%
Altera Corp.	165,810	6,151,551
Avago Technologies, Ltd.	292,100	8,430,006

		14,581,557

Software—4.8%
Autodesk, Inc.*	192,750	5,846,108
Check Point Software Technologies, Ltd.*	85,810	4,508,457
Citrix Systems, Inc.*	56,040	3,402,749
Informatica Corp.*	121,960	4,503,983
Intuit, Inc.	179,890	9,460,415
Oracle Corp.	318,945	8,180,939
Rovi Corp.*	140,190	3,445,870

		39,348,521

Specialty Retail—1.6%
Abercrombie & Fitch Co.—Class A	110,230	5,383,633
Limited Brands, Inc.	186,950	7,543,433

		12,927,066

Textiles, Apparel & Luxury Goods—3.1%
Coach, Inc.	144,240	8,804,409
NIKE, Inc.—Class B	107,505	10,360,257
Ralph Lauren Corp.	45,610	6,297,829

		25,462,495

Total Common Stocks (Cost $726,544,301)		779,116,681

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Schedule of Investments as of December 31, 2011

Short-Term Investments—7.9%

Security Description	Shares/Par Amount	Value

Mutual Funds—3.3%
State Street Navigator Securities Lending Prime Portfolio (b)	27,271,352	$27,271,352

Repurchase Agreement—4.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $37,205,041 on 01/03/12, collateralized by $11,070,000 Federal Home Loan Mortgage Corp. at 4.500% due 01/15/14 with a value of $12,190,838; by $25,280,000 U.S. Treasury Note at 1.000% due 01/15/14 with a value of $25,760,775.	$37,205,000	37,205,000

Total Short-Term Investments (Cost $64,476,352)		64,476,352

Total Investments—103.6% (Cost $791,020,653#)		843,593,033
Other Assets and Liabilities (net)—(3.6)%		(29,542,437)

Net Assets—100.0%		$814,050,596

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $794,477,284. The aggregate unrealized appreciation and depreciation of investments were $89,183,210 and $(40,067,461), respectively, resulting in net unrealized appreciation of $49,115,749 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $30,137,827 and the collateral received consisted of cash in the amount of $27,271,352 and non-cash collateral with a value of $3,753,327. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$779,116,681	$—	$—	$779,116,681
Short-Term Investments
Mutual Funds	27,271,352	—	—	27,271,352
Repurchase Agreement	—	37,205,000	—	37,205,000
Total Short-Term Investments	27,271,352	37,205,000	—	64,476,352
Total Investments	$806,388,033	$37,205,000	$—	$843,593,033

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$806,388,033
Repurchase Agreement	37,205,000
Cash	355
Receivable for investments sold	1,533,717
Receivable for shares sold	67,035
Dividends receivable	660,927

Total assets	845,855,067

Liabilities
Payables for:
Investments purchased	3,960,576
Shares redeemed	25,153
Collateral for securities loaned	27,271,352
Accrued Expenses:
Management fees	459,330
Distribution and service fees - Class B	14,273
Administration fees	3,592
Custodian and accounting fees	5,783
Deferred trustees’ fees	25,067
Other expenses	39,345

Total liabilities	31,804,471

Net Assets	$814,050,596

Net Assets Represented by
Paid in surplus	$842,531,182
Accumulated net realized loss	(84,877,763)
Unrealized appreciation on investments	52,572,380
Undistributed net investment income	3,824,797

Net Assets	$814,050,596

Net Assets
Class A	$747,091,322
Class B	66,959,274
Capital Shares Outstanding*
Class A	95,931,156
Class B	8,634,690
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.79
Class B	7.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $753,815,653.
(b)	Includes securities loaned at value of $30,137,827.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$10,528,052
Interest (b)	92,701

Total investment income	10,620,753

Expenses
Management fees	6,253,376
Administration fees	49,225
Custodian and accounting fees	79,997
Distribution and service fees - Class B	159,875
Audit and tax services	33,061
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	28,958
Insurance	5,605
Miscellaneous	14,322

Total expenses	6,693,129
Less broker commission recapture	(13,804)

Net expenses	6,679,325

Net investment income	3,941,428

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Investments	131,894,754
Futures contracts	2,603,285

Net realized gain on investments and futures contracts	134,498,039

Net change in unrealized depreciation on investments	(144,439,376)

Net realized and unrealized loss on investments and futures contracts	(9,941,337)

Net Decrease in Net Assets from Operations	$(5,999,909)

(a)	Net of foreign withholding taxes of $55,421.
(b)	Includes net income on securities loaned of $88,927.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$3,941,428	$6,696,975
Net realized gain on investments and futures contracts	134,498,039	63,432,824
Net change in unrealized appreciation (depreciation) on investments	(144,439,376)	81,937,899

Net increase (decrease) in net assets resulting from operations	(5,999,909)	152,067,698

Distributions to Shareholders
From net investment income
Class A	(6,345,345)	(5,896,956)
Class B	(245,701)	(180,082)

Net decrease in net assets resulting from distributions	(6,591,046)	(6,077,038)

Net increase (decrease) in net assets from capital share transactions	(302,918,234)	55,687,648

Net Increase (Decrease) in Net Assets	(315,509,189)	201,678,308
Net assets at beginning of period	1,129,559,785	927,881,477

Net assets at end of period	$814,050,596	$1,129,559,785

Undistributed net investment income at end of period	$3,824,797	$6,658,270

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	35,051,829	$302,501,543	16,106,217	$115,579,275
Reinvestments	736,119	6,345,345	776,938	5,896,956
Redemptions	(71,431,049)	(619,623,658)	(10,647,218)	(77,505,877)

Net increase (decrease)	(35,643,101)	$(310,776,770)	6,235,937	$43,970,354

Class B
Sales	5,461,892	$43,664,932	3,672,002	$27,549,585
Reinvestments	28,570	245,701	23,757	180,082
Redemptions	(4,439,086)	(36,052,097)	(2,204,775)	(16,012,373)

Net increase	1,051,376	$7,858,536	1,490,984	$11,717,294

Increase (decrease) derived from capital shares transactions		$(302,918,234)		$55,687,648

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$8.12	$7.06	$5.77	$10.00	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.04	0.05	0.05	0.07	0.01
Net realized and unrealized gain (loss) on investments	(0.32)	1.06	1.30	(4.20)	0.00	++

Total from investment operations	(0.28)	1.11	1.35	(4.13)	0.01

Less Distributions
Distributions from net investment income	(0.05)	(0.05)	(0.06)	0.00	(0.01)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.10)	0.00

Total distributions	(0.05)	(0.05)	(0.06)	(0.10)	(0.01)

Net Asset Value, End of Period	$7.79	$8.12	$7.06	$5.77	$10.00

Total Return (%)	(3.54)	15.70	23.68	(41.70)	0.09

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.69	0.69	0.70	0.70	0.75	*
Ratio of net expenses to average net assets (%)(c)	0.69	0.69	0.70	0.69	0.75	*
Ratio of net investment income to average net assets (%)	0.43	0.71	0.86	0.85	0.71	*
Portfolio turnover rate (%)	87.6	84.3	91.3	97.5	11.2
Net assets, end of period (in millions)	$747.1	$1,068.2	$885.0	$519.8	$771.8

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007(b)
Net Asset Value, Beginning of Period	$8.09	$7.04	$5.76	$10.00	$10.00

Income (Loss) from Investment Operations
Net investment income(a)	0.02	0.03	0.04	0.05	0.00	+
Net realized and unrealized gain (loss) on investments	(0.33)	1.05	1.29	(4.19)	0.01

Total from investment operations	(0.31)	1.08	1.33	(4.14)	0.01

Less Distributions
Distributions from net investment income	(0.03)	(0.03)	(0.05)	0.00	(0.01)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.10)	0.00

Total distributions	(0.03)	(0.03)	(0.05)	(0.10)	(0.01)

Net Asset Value, End of Period	$7.75	$8.09	$7.04	$5.76	$10.00

Total Return (%)	(3.84)	15.38	23.25	(41.80)	0.07

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.94	0.94	0.95	0.96	1.04	*
Ratio of net expenses to average net assets (%)(c)	0.94	0.94	0.95	0.94	1.02	*
Ratio of net investment income to average net assets (%)	0.23	0.46	0.61	0.63	0.27	*
Portfolio turnover rate (%)	87.6	84.3	91.3	97.5	11.2
Net assets, end of period (in millions)	$67.0	$61.4	$42.9	$30.5	$8.0

*	Annualized.
+	Net investment income was less than $0.01.
++	Net realized and unrealized gain (loss) on investments was less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Commencement of operations was 11/1/2007.
(c)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Rainier Large Cap Equity Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

13

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Rainier Investment Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$6,253,376	0.700%	First $150 Million

	0.675%	$150 Million to $300 Million

	0.650%	$300 Million to $1 Billion

	0.600%	Over $1 Billion

14

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$797,515,184	$—	$1,102,106,784

During the year ended December 31, 2011, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $143,542,845 and resulted in a realized gain of $33,889,044.

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio had bought and sold $201,449,142 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $2,603,285 which are shown under Net realized gain on futures contracts in the Statement of Operations.

15

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$6,591,046	$6,077,038	$—	$—	$6,591,046	$6,077,038

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards and Post October Loss Deferrals	Total

$3,849,864	$—	$49,115,745	$(81,421,128)	$(28,455,519)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $81,421,128.

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation

16

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements - continued

processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

17

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Rainier Large Cap Equity Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Rainier Large Cap Equity Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rainier Large Cap Equity Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Rainier Large Cap Equity Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

22

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Rainier Large Cap Equity Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one- and three- year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Index, for the one- and three- year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions on the Sub-Adviser’s investment style and any actions taken to address the Portfolio’s performance. The Board noted the continued monitoring of the Portfolio. The Board also took into consideration that the Portfolio commenced operations on November 1, 2007, at the outset of the recent severe economic downturn. Based on its review, the Board concluded that the Portfolio’s underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report

23

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Rainier Large Cap Equity Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for shareholders to benefit from the sub-advisory fee reduction effective January 1, 2012. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different

24

MET INVESTORS SERIES TRUST

Rainier Large Cap Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Rainier Large Cap Equity Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust RCM Technology Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Managed by RCM Capital Management LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the RCM Technology Portfolio returned -9.80%, -9.89%, and -9.98%, respectively. The Portfolio’s benchmarks, the NASDAQ Composite Index1 and the S&P North American Technology Sector Index2, returned -1.80% and -0.88%, respectively.

Market Environment/Conditions

The stock market was quite volatile during most of the 2011 calendar year and volatility spiked during the third quarter. A proxy for investor fear, the Chicago Board Options Exchange (‘CBOE’) Volatility Index, or VIX, rose 50% to 48 on August 8th after being below 20 for most of the year, and continued to stay below 30 towards the end of the year. Several macro factors contributed to the rise in volatility and the overall market decline.

Stocks jumped higher in October, driven by hopes of a resolution to the European debt crisis and a batch of better than expected U.S. economic reports. Earnings results for the third quarter for many technology companies were better than feared and many companies met expectations.

The calendar year began as stocks sold off late in the fourth quarter of 2010, and this stock sell-off continued early in the first quarter of 2011. Stocks then rallied on strong earnings results but then in early May 2011, many investors took profits and reduced their holdings in the more volatile companies. Chinese stocks were weak from announcements from the Chinese government that reserve requirements would be raised again and from governance issues associated with Yahoo’s holding in Alibaba Group, and by the discovery of fraud at banking software vendor Longtop Financial Technologies. As June 2011 ended, there was a strong rally in technology stocks, as the possibility that Greece would default on its sovereign debt decreased and fear of double recession in the U.S. subsided. However, a market crisis during the third quarter of 2011 erased most of the gains of the year, as the S&P 500 Index fell nearly 14%, the S&P North America Technology Sector Index fell over 10%, and the Russell 1000 Technology Sector Index fell over 8%. Investors worried about the widening sovereign debt crisis in Europe, a possible double-dip recession in the U.S., and a potential hard landing in China.

The market then sold off in November and through the end of the year, as concerns about Europe again reappeared. In late December, Oracle’s disappointing quarterly results spurred a sell-off in the entire technology sector.

Portfolio Review/Year-End Positioning

The RCM Technology Portfolio underperformed both the S&P North America Technology Sector Index and the NASDAQ Composite Index during the calendar year 2011. The Portfolio struggled during the year as both stock selection and allocation detracted from performance. Stock selection was negative in all six subsectors of technology; however, this was partially offset by the Portfolio’s allocation to internet software & services and IT services.

The top active contributor to performance came from the Portfolio not owning shares of Research In Motion, as the stock was down 75% during the year. TIBCO Software and Samsung Electronics were also top contributors. TIBCO continues to execute well with strong product momentum as a provider of infrastructure in cloud computing. Samsung continues to have strong sales momentum globally, mainly due to its promising Galaxy mobile handset models.

Pressure on holdings such as Hewlett-Packard and Skyworks Solutions were top absolute detractors to the Portfolio’s returns, although the Portfolio’s underweight to Hewlett-Packard made it an active contributor to performance. Skyworks Solutions generates most of its revenue from the handset industry, which experienced a difficult second quarter, as Research In Motion and Nokia lowered their second quarter guidance. Salesforce.com was also hit hard during the later part of 2011, as the company’s third quarter results confused investors causing the stock to decline. Finally, a Chinese holding, Longtop Financial Technologies, was a top detractor to relative returns, as fraud was discovered at the banking software vendor.

During the year, style was the primary driver of the Portfolio’s performance, which was hit hard during this stock market crisis, particularly during the third quarter. We seek to identify future winners in high-growth technology companies. The Portfolio is thus underweight in mega cap names, which tend to do well in difficult markets, and though we trimmed the mid cap names in Q3, they significantly lagged the S&P North American Technology Sector Index2 and performance suffered.

We have increased the Portfolio’s holdings in some of the larger cap companies that are experiencing a product cycle improvement or a management change, such as Microsoft Corp, IBM, and Hewlett-Packard. We still have a significant part of the Portfolio in mid cap companies and have maintained the Portfolio’s exposure to China, particularly in internet companies Baidu Inc., Netease.com, and Sina Corp., though we have trimmed back a bit. We have about 20% of the Portfolio in stocks associated with cloud computing, which includes internet and software companies, such as Amazon.com, Salesforce.com, Oracle Corp, and TIBCO Software. However, to the extent that investors value yield and cash over growth, we believe the Portfolio will be disadvantaged relative to its benchmarks due to the Portfolio’s lower exposure to large cap names.

We have positioned the Portfolio to hold companies we expect to benefit from the continued positive growth in many sub-segments of Technology, especially in companies that provide solutions to save money or enable companies to improve their relationships with their customers and revenue growth. Some of our themes include: inexpensive smart phones outside of the U.S., wireless services including games and social networks, a new category of software for customer interaction, software-as-a-service, e-commerce, a new energy infrastructure, the growing use of information technology in health care, and more efficient transportation, including electric cars.

1

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Managed by RCM Capital Management LLC

Portfolio Manager Commentary* (continued)

Walter C. Price, Jr., CFA Managing Director, Senior Analyst, Portfolio Manager

Huachen Chen, CFA Senior Portfolio Manager RCM Capital Management LLC

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Apple, Inc.	10.6
Microsoft Corp.	8.5
Google, Inc. - Class A	4.9
Cisco Systems, Inc.	4.7
Hewlett-Packard Co.	4.3
Oracle Corp.	4.3
QUALCOMM, Inc.	4.1
Samsung Electronics Co., Ltd. (GDR)	3.7
Intuit, Inc.	3.5
Intel Corp.	3.1

Top Sectors

% of Market Value of Total Investments
Technology	58.4
Communications	27.1
Cash & Cash Equivalents	5.7
Non-Cyclical	4.0
Industrials	3.3
Cyclical	0.8
Basic Materials	0.7

2

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

RCM Technology Portfolio managed by

RCM Capital Management LLC vs. NASDAQ Composite Index1 and S&P North American Technology Sector

Index2

	Average Annual Return[3] (for the year ended 12/31/11)
	1 Year	5 Year	10 Year
RCM Technology Portfolio—Class A	-9.80%	6.21%	1.72%
Class B	-9.89%	5.97%	1.50%
Class E	-9.98%	6.06%	1.59%
NASDAQ Composite Index[1]	-1.80%	1.52%	2.94%
S&P North American Technology Sector Index[2]	-0.88%	3.84%	2.44%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ.

2 The S&P North American Technology Sector Index™ is an unmanaged index providing investors with a suite of equity benchmarks for U.S. traded technology-related securities.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.96%	$1,000.00	$856.60	$4.49
Hypothetical*	0.96%	1,000.00	1,020.36	4.89

Class B
Actual	1.21%	$1,000.00	$856.00	$5.66
Hypothetical*	1.21%	1,000.00	1,019.10	6.16

Class E
Actual	1.11%	$1,000.00	$854.00	$5.19
Hypothetical*	1.11%	1,000.00	1,019.60	5.65

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—92.9% of Net Assets

Security Description	Shares	Value

Automobiles—0.8%
Tesla Motors, Inc.* (a)	89,832	$2,565,602

Chemicals—0.7%
Monsanto Co.	32,730	2,293,391

Communications Equipment—11.1%
ADTRAN, Inc. (a)	178,622	5,387,240
Cisco Systems, Inc.	832,891	15,058,669
Motorola Solutions, Inc.	41,350	1,914,092
QUALCOMM, Inc.	238,875	13,066,462

		35,426,463

Computers & Peripherals—17.9%
Apple, Inc.*	83,640	33,874,200
Catcher Technology Co., Ltd. (GDR)	48,460	1,124,030
EMC Corp.*	128,419	2,766,145
Hewlett-Packard Co.	542,182	13,966,608
SanDisk Corp.*	116,070	5,711,805

		57,442,788

Electronic Equipment, Instruments & Components—2.9%
Hitachi, Ltd. (a)	1,746,000	9,149,396

Health Care Technology—1.0%
athenahealth, Inc.* (a)	64,424	3,164,507

Internet & Catalog Retail—1.2%
Amazon.com, Inc.*	15,580	2,696,898
Priceline.com, Inc.*	2,726	1,274,978

		3,971,876

Internet Software & Services—12.6%
Akamai Technologies, Inc.*	118,614	3,828,860
Baidu, Inc. (ADR)*	41,584	4,843,288
eBay, Inc.*	83,625	2,536,346
Google, Inc.—Class A*	24,395	15,756,731
NetEase.com, Inc. (ADR)*	67,645	3,033,878
Phoenix New Media, Ltd. (ADR)* (a)	116,447	649,774
Rackspace Hosting, Inc.* (a)	109,173	4,695,531
Renren, Inc. (ADR)* (a)	1,264	4,487
SINA Corp.*	46,286	2,406,872
Yahoo!, Inc.*	169,220	2,729,519

		40,485,286

IT Services—11.7%
Automatic Data Processing, Inc.	73,680	3,979,457

IT Services—(Continued)
Cognizant Technology Solutions Corp.—Class A*	130,635	$8,401,137
International Business Machines Corp.	51,890	9,541,533
MasterCard, Inc.—Class A	16,220	6,047,140
Paychex, Inc.	42,495	1,279,524
Visa, Inc.—Class A	81,665	8,291,448

		37,540,239

Semiconductors & Semiconductor Equipment—10.4%
Analog Devices, Inc.	83,665	2,993,534
ASML Holding N.V.	35,040	1,464,321
Intel Corp.	406,745	9,863,566
Maxim Integrated Products, Inc.	38,195	994,598
Microchip Technology, Inc.	27,690	1,014,285
Samsung Electronics Co., Ltd. (GDR) (London exchange)	1,175	539,377
Samsung Electronics Co., Ltd. (GDR) (U.S. exchange)	25,905	11,934,433
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	202,389	2,612,842
Texas Instruments, Inc.	66,626	1,939,483

		33,356,439

Software—22.6%
Activision Blizzard, Inc.	107,644	1,326,174
Ariba, Inc.* (a)	92,125	2,586,870
Intuit, Inc.	214,882	11,300,644
Microsoft Corp.	1,049,403	27,242,502
Nuance Communications, Inc.* (a)	129,360	3,254,698
Oracle Corp.	530,470	13,606,555
QLIK Technologies, Inc.*	58,511	1,415,966
Salesforce.com, Inc.* (a)	59,147	6,001,055
TIBCO Software, Inc.*	240,167	5,742,393

		72,476,857

Total Common Stocks (Cost $296,333,823)		297,872,844

Short-Term Investments—10.3%

Mutual Funds—4.6%
State Street Navigator Securities Lending Prime Portfolio (b)	14,861,551	14,861,551

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Schedule of Investments as of December 31, 2011

Short-Term Investments—(Continued)

Security Description	Par Amount	Value

Repurchase Agreement—5.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $18,092,020 on 01/03/12, collateralized by $18,480,000 Federal Home Loan Mortgage Corp. at 0.625% due 12/23/13 with a value of $18,456,900.	$18,092,000	$18,092,000

Total Short-Term Investments (Cost $32,953,551)		32,953,551

Total Investments—103.2% (Cost $329,287,374#)		330,826,395
Other Assets and Liabilities (net)—(3.2)%		(10,347,018)

Net Assets—100.0%		$320,479,377

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $332,213,530. The aggregate unrealized appreciation and depreciation of investments were $11,998,545 and $(13,385,680), respectively, resulting in net unrealized depreciation of $(1,387,135) for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $14,398,649 and the collateral received consisted of cash in the amount of $14,861,551. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.
(GDR)—	A Global Depositary Receipt is a negotiable certificate issued by one country’s bank against a certain number of shares of a company’s stock held in its custody but traded on the stock exchange of another country.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobiles	$2,565,602	$—	$—	$2,565,602
Chemicals	2,293,391	—	—	2,293,391
Communications Equipment	35,426,463	—	—	35,426,463
Computers & Peripherals	57,442,788	—	—	57,442,788
Electronic Equipment, Instruments & Components	—	9,149,396	—	9,149,396
Health Care Technology	3,164,507	—	—	3,164,507
Internet & Catalog Retail	3,971,876	—	—	3,971,876
Internet Software & Services	40,485,286	—	—	40,485,286
IT Services	37,540,239	—	—	37,540,239
Semiconductors & Semiconductor Equipment	32,817,062	539,377	—	33,356,439
Software	72,476,857	—	—	72,476,857
Total Common Stocks	288,184,071	9,688,773	—	297,872,844
Short-Term Investments
Mutual Funds	14,861,551	—	—	14,861,551
Repurchase Agreement	—	18,092,000	—	18,092,000
Total Short-Term Investments	14,861,551	18,092,000	—	32,953,551
Total Investments	$303,045,622	$27,780,773	$—	$330,826,395

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain	Change in Unrealized (Depreciation)	Sales	Balance as of December 31, 2011	Change in Unrealized Appreciation/ (Depreciation) for Investments Still Held at December 31, 2011
Common Stocks
Capital Markets	$90,861	$5,461	$(12,543)	$(83,779)	$—	$—

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$312,734,395
Repurchase Agreement	18,092,000
Cash	359
Cash denominated in foreign currencies (c)	3,651,674
Receivable for investments sold	660,449
Receivable for shares sold	601,404
Dividends receivable	64,402

Total assets	335,804,683

Liabilities
Payables for:
Investments purchased	31,058
Shares redeemed	40,076
Collateral for securities loaned	14,861,551
Accrued Expenses:
Management fees	244,575
Distribution and service fees - Class B	53,116
Distribution and service fees - Class E	2,400
Administration fees	1,607
Custodian and accounting fees	3,781
Deferred trustees’ fees	25,067
Other expenses	62,075

Total liabilities	15,325,306

Net Assets	$320,479,377

Net Assets Represented by
Paid in surplus	$282,632,859
Accumulated net realized gain	37,281,769
Unrealized appreciation on investments and foreign currency transactions	1,528,878
Accumulated net investment loss	(964,129)

Net Assets	$320,479,377

Net Assets
Class A	$57,367,099
Class B	244,678,931
Class E	18,433,347
Capital Shares Outstanding*
Class A	12,986,798
Class B	57,217,892
Class E	4,253,513
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$4.42
Class B	4.28
Class E	4.33

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $311,195,374.
(b)	Includes securities loaned at value of $14,398,649.
(c)	Identified cost of cash denominated in foreign currencies was $3,661,817.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$1,812,864
Interest (b)	213,620

Total investment income	2,026,484

Expenses
Management fees	3,217,659
Administration fees	21,272
Custodian and accounting fees	65,978
Distribution and service fees - Class B	682,892
Distribution and service fees - Class E	33,896
Audit and tax services	33,019
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	69,947
Insurance	1,866
Miscellaneous	5,857

Total expenses	4,201,096
Less broker commission recapture	(101,362)

Net expenses	4,099,734

Net investment loss	(2,073,250)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	44,995,535
Foreign currency transactions	(34,486)

Net realized gain on investments and foreign currency transactions	44,961,049

Net change in unrealized depreciation on:
Investments	(82,058,955)
Foreign currency transactions	(10,158)

Net change in unrealized depreciation on investments and foreign currency transactions	(82,069,113)

Net realized and unrealized loss on investments and foreign currency transactions	(37,108,064)

Net Decrease in Net Assets from Operations	$(39,181,314)

(a)	Net of foreign withholding taxes of $63,292.
(b)	Includes net income on securities loaned of $211,409.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(2,073,250)	$(1,980,088)
Net realized gain on investments and foreign currency transactions	44,961,049	33,699,738
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(82,069,113)	40,319,792

Net increase (decrease) in net assets resulting from operations	(39,181,314)	72,039,442

Net increase in net assets from capital share transactions	14,909,178	21,745,916

Net Increase (Decrease) in Net Assets	(24,272,136)	93,785,358
Net assets at beginning of period	344,751,513	250,966,155

Net assets at end of period	$320,479,377	$344,751,513

Accumulated net investment loss at end of period	$(964,129)	$(1,663,783)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	4,104,842	$20,367,350	5,539,350	$23,137,398
Redemptions	(6,292,331)	(31,172,181)	(5,503,462)	(21,946,271)

Net increase (decrease)	(2,187,489)	$(10,804,831)	35,888	$1,191,127

Class B
Sales	18,469,617	$89,960,233	19,716,529	$78,480,144
Fund subscription in kind (a)	2,528,602	13,300,445	—	—
Redemptions	(15,570,648)	(73,833,172)	(14,598,524)	(57,255,573)

Net increase	5,427,571	$29,427,506	5,118,005	$21,224,571

Class E
Sales	984,751	$4,941,864	1,567,423	$6,400,897
Redemptions	(1,764,150)	(8,655,361)	(1,801,642)	(7,070,679)

Net decrease	(779,399)	$(3,713,497)	(234,219)	$(669,782)

Increase derived from capital shares transactions		$14,909,178		$21,745,916

(a)	Includes cash and securities amounting to $865,446 and $12,434,999, respectively. Securities were valued at market as of April 29, 2011.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$4.90	$3.82	$2.40		$6.82	$5.39

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.02)	(0.02)	(0.00	)+	0.00 +	(0.01)
Net realized and unrealized gain (loss) on investments	(0.46)	1.10	1.42		(2.19)	1.66

Total from investment operations	(0.48)	1.08	1.42		(2.19)	1.65

Less Distributions
Distributions from net investment income	0.00	0.00	0.00		(0.72)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00		(1.51)	(0.22)

Total distributions	0.00	0.00	0.00		(2.23)	(0.22)

Net Asset Value, End of Period	$4.42	$4.90	$3.82		$2.40	$6.82

Total Return (%)	(9.80)	28.27	59.17		(44.25)	31.67

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.95	0.97	0.96		0.97	0.97
Ratio of net expenses to average net assets (%)(b)	0.95	0.97	0.96		0.95	0.95
Ratio of net investment income (loss) to average net assets (%)	(0.38)	(0.52)	(0.15)		0.00 ++	(0.20)
Portfolio turnover rate (%)	172.1	160.6	138.2		181.1	206.8
Net assets, end of period (in millions)	$57.4	$74.3	$57.8		$31.0	$64.8

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$4.75	$3.71	$2.34	$6.72	$5.32

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03)	(0.03)	(0.01)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.44)	1.07	1.38	(2.15)	1.65

Total from investment operations	(0.47)	1.04	1.37	(2.16)	1.62

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.71)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(1.51)	(0.22)

Total distributions	0.00	0.00	0.00	(2.22)	(0.22)

Net Asset Value, End of Period	$4.28	$4.75	$3.71	$2.34	$6.72

Total Return (%)	(9.89)	27.69	58.97	(44.45)	31.52

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.20	1.22	1.21	1.22	1.27
Ratio of net expenses to average net assets (%)(b)	1.20	1.22	1.21	1.20	1.24
Ratio of net investment income to average net assets (%)	(0.62)	(0.77)	(0.40)	(0.25)	(0.51)
Portfolio turnover rate (%)	172.1	160.6	138.2	181.1	206.8
Net assets, end of period (in millions)	$244.7	$246.2	$173.4	$83.7	$160.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$4.81	$3.76	$2.36	$6.76	$5.34

Income (Loss) from Investment Operations
Net investment loss (a)	(0.03)	(0.03)	(0.01)	(0.01)	(0.03)
Net realized and unrealized gain (loss) on investments	(0.45)	1.08	1.41	(2.16)	1.67

Total from investment operations	(0.48)	1.05	1.40	(2.17)	1.64

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.72)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(1.51)	(0.22)

Total distributions	0.00	0.00	0.00	(2.23)	(0.22)

Net Asset Value, End of Period	$4.33	$4.81	$3.76	$2.36	$6.76

Total Return (%)	(9.98)	27.93	59.32	(44.49)	31.78

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.10	1.12	1.11	1.12	1.18
Ratio of net expenses to average net assets (%)(b)	1.10	1.12	1.11	1.09	1.14
Ratio of net investment income to average net assets (%)	(0.53)	(0.67)	(0.29)	(0.15)	(0.42)
Portfolio turnover rate (%)	172.1	160.6	138.2	181.1	206.8
Net assets, end of period (in millions)	$18.4	$24.2	$19.8	$11.2	$27.1

+	Net investment income (loss) was less than $0.01/($0.01).
++	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is RCM Technology Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, passive foreign investment companies (PFICs), deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

13

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with RCM Capital Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

14

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$3,217,659	0.88%	First $500 Million

	0.85%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$595,526,118	$—	$598,086,102

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency

15

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Market, Credit and Counterparty Risk - continued

and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$—	$—	$—	$—	$—	$—

There were no distributions paid for the years ending December 31, 2011 and 2010.

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$—	$39,268,863	$(1,397,278)	$—	$37,871,585

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of

16

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Recent Accounting Pronouncements - continued

related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

17

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of RCM Technology Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of RCM Technology Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of RCM Technology Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the RCM Technology Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

22

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the RCM Technology Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2011. The Board also considered that the Portfolio underperformed its benchmarks, the NASDAQ Composite Index and the S&P North American Technology Sector Index, for the one- year period ended September 30, 2011, and outperformed its benchmarks for the three- and five- year periods ended September 30, 2011. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report

23

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the RCM Technology Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median, above the Expense Universe median, and below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different

24

MET INVESTORS SERIES TRUST

RCM Technology Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the RCM Technology Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio had not yet reached the specified asset level at which a breakpoint to its contractual management fee would be triggered. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust SSgA Growth and Income ETF Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the SSgA Growth and Income ETF Portfolio returned 1.28%, 1.06%, and 1.17%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned -7.35%.

Market Environment/Conditions

2011 was characterized by significant volatility and frequent sentiment-shifting about how economic growth and debt concerns would impact different parts of the world. One of the ways in which the capital markets were perceived was that of a risk-on versus risk-off environment.

In some ways, signs of a risk-on versus risk-off mentality were relatively self-evident when looking back upon 2011 in the rear-view mirror. We witnessed periods of headline driven, macro-oriented price action in risky assets. The frustrating part was that the markets were driven by the same news and the same events —predominantly growth scares and Euro debt concerns —repeatedly throughout the year. After adding to these ignominiously recurrent themes global events such as an earthquake turned tsunami turned nuclear disaster in Japan, the killing of Osama bin Laden, and a U.S. credit rating downgrade, it became clear that there was no shortage of macro topics to instigate alarm in the markets.

However, the short term volatility in the markets and a focus on risk-on versus risk-off did not adequately describe the overall market atmosphere during 2011. Specifically, there was vast separation in performance across and within asset classes. While the S&P 500 ended the year up roughly 2% and the Barclays Capital U.S. Aggregate Bond Index advanced roughly 8%, other segments of the stock and bond markets performed much differently. On the positive side, long credit was up over 17% and Treasury Inflation Protected Securities (TIPS) were up about 14%. In the other direction, small cap U.S. stocks declined 4%, the MSCI EAFE fell 12%, and the MSCI Emerging Markets Small Cap shed a harrowing 27% for the year. In sum, picking stocks versus bonds wasn’t as important as picking your spots within the full range of global asset classes.

Portfolio Review/Year-End Positioning

As referenced earlier, 2011 was a year of voluminous volatility coupled with deep-seated differentiation across different types of assets. The end result was that the Portfolio performance managed just over a 1% gain for the full year, which was ahead of the performance of the Portfolio’s custom benchmark. From an attribution perspective, tactical decisions and investments contributed favorably to performance, while the underlying exchange-traded funds in which the Portfolio invested generally performed in line with their respective benchmarks.

While our tactical positioning varied throughout the year, much of the performance benefit was earned by our positioning within different asset classes. To this point, our overall risk asset positioning was relatively neutral throughout the year with more acute leanings toward equities earlier in the year and more cautious during the second half of the year. While our overall equity position ranged from neutral to roughly +4% in aggregate, we held significant positions within the equity sub-asset classes that amounted to 30 to 40 percentage points of deviation from the strategic benchmarks. Some of our higher conviction positions during the year were an overweight position in dividend stocks, an underweight in non-U.S. developed equities, and an overweight position in gold. The relative performance for dividend stocks ebbed and flowed alongside macro news, but for the full year they delivered strong excess returns against other parts of the U.S. equity market. Outside the United States, we introduced an underweight position in non-U.S. developed equities in July—a move that helped to preserve capital as policy-making efforts to stem the tide of currency and debt concerns never seemed to provide any sort of lasting relief. Within the commodity complex we continued to hold gold, despite the significant volatility that gold experienced during the year.

In terms of exposures that impaired performance for the year, our positioning within fixed income as well as a small, but relatively persistent, overweight in emerging markets equity were key detractors. In bonds, we maintained a significant underweight to aggregate bonds that was partially offset by an overweight in investment grade credit and high yield bonds. While our credit investments performed well, the magnitude of the positions was such that the overall positioning created a modest headwind to performance. Emerging market equities had an exceedingly difficult year and even though we moved closer to neutral during the second half of the year, a modest overweight during the first half provided a drag on the annual results.

Dan Farley, CFA Chief Investment Officer—Investment Solutions Group

SSgA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this

1

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary* (continued)

commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	30.0
Vanguard Total Bond Market ETF	14.9
SPDR Barclays Capital High Yield Bond ETF	10.9
iShares MSCI EAFE Index Fund	8.0
SPDR S&P Dividend ETF	8.0
Vanguard MSCI Emerging Markets ETF	4.9
Vanguard REIT ETF	4.1
iShares iBoxx $ Investment Grade Corporate Bond Fund	4.0
iShares Barclays U.S. Treasury Inflation Protected Securities Fund	4.0
SPDR S&P International Small Cap ETF	2.0

2

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

SSgA Growth and Income ETF Portfolio managed by

SSgA Funds Management, Inc. vs. MSCI ACWI (All Country World Index)1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 year	5 year	Since Inception[3]
SSgA Growth and Income ETF Portfolio—Class A	1.28%	2.52%	3.41%
Class B	1.06%	2.27%	3.91%
Class E	1.17%	2.38%	3.26%
MSCI ACWI (All Country World Index)[1]	-7.35%	-1.93%	2.03%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class B shares is 10/3/2005. Inception of Class A and Class E shares is 5/1/2006. Index returns are based on an inception date of 10/3/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.32%	$1,000.00	$968.00	$1.59
Hypothetical*	0.32%	1,000.00	1,023.59	1.63

Class B(a)
Actual	0.57%	$1,000.00	$966.20	$2.82
Hypothetical*	0.57%	1,000.00	1,022.33	2.91

Class E(a)
Actual	0.47%	$1,000.00	$967.10	$2.33
Hypothetical*	0.47%	1,000.00	1,022.83	2.40

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

4

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2011

Investment Company Securities—95.4% of Net Assets

Security Description	Shares	Value
iShares Barclays U.S. Treasury Inflation Protected Securities Fund (a)	892,700	$104,169,163
iShares Gold Trust*	429,200	6,536,716
iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	916,380	104,247,389
iShares MSCI Canada Index Fund (a)	985,700	26,219,620
iShares MSCI EAFE Index Fund	4,240,900	210,051,777
SPDR Barclays Capital High Yield Bond ETF (a) (b)	7,417,410	285,199,415
SPDR Dow Jones International Real Estate ETF (a) (b)	1,633,598	51,997,424
SPDR Gold Trust* (b)	255,600	38,848,644
SPDR S&P 500 ETF Trust (a) (b)	6,278,400	787,939,200
SPDR S&P Dividend ETF (a) (b)	3,880,400	209,037,148
SPDR S&P International Small Cap ETF (a) (b)	2,103,423	52,922,123
Vanguard MSCI Emerging Markets ETF (a)	3,394,900	129,719,129
Vanguard REIT ETF (a)	1,843,200	106,905,600
Vanguard Total Bond Market ETF (a)	4,687,200	391,568,688

Total Investment Company Securities (Cost $2,482,485,472)		2,505,362,036

Short-Term Investments—19.3%

Mutual Funds—19.3%
AIM STIT-STIC Prime Portfolio (The)	122,372,056	122,372,056
State Street Navigator Securities Lending Prime Portfolio (b) (c)	384,383,855	384,383,855

Total Short-Term Investments (Cost $506,755,911)		506,755,911

Total Investments—114.7% (Cost $2,989,241,383#)		3,012,117,947
Other Assets and Liabilities (net)—(14.7)%		(386,994,605)

Net Assets—100.0%		$2,625,123,342

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $3,003,827,796. The aggregate unrealized appreciation and depreciation of investments were $78,107,995 and $(69,817,844), respectively, resulting in net unrealized appreciation of $8,290,151 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $410,836,991 and the collateral received consisted of cash in the amount of $384,383,855 and non-cash collateral with a value of $35,982,793. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 7 to Financial Statements for a summary of transactions in the investment of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities lending transactions.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$2,505,362,036	$—	$—	$2,505,362,036
Total Short-Term Investments*	506,755,911	—	—	506,755,911
Total Investments	$3,012,117,947	$—	$—	$3,012,117,947

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$1,201,790,138
Affiliated investments at value (c)(d)	1,810,327,809
Cash	1,764,178
Receivable for shares sold	1,708,150
Dividends receivable	8,771,361
Interest receivable	6,529

Total assets	3,024,368,165

Liabilities
Payables for:
Investments purchased	13,156,856
Shares redeemed	385,650
Collateral for securities loaned	384,383,855
Accrued Expenses:
Management fees	673,326
Distribution and service fees - Class B	545,330
Distribution and service fees - Class E	1,166
Administration fees	2,000
Custodian and accounting fees	2,802
Deferred trustees’ fees	25,067
Other expenses	68,771

Total liabilities	399,244,823

Net Assets	$2,625,123,342

Net Assets Represented by
Paid in surplus	$2,486,156,489
Accumulated net realized gain	48,095,567
Unrealized appreciation on investments	22,876,564
Undistributed net investment income	67,994,722

Net Assets	$2,625,123,342

Net Assets
Class A	$15,463,542
Class B	2,600,538,828
Class E	9,120,972
Capital Shares Outstanding*
Class A	1,379,917
Class B	233,330,980
Class E	816,730
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.21
Class B	11.15
Class E	11.17

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,230,254,647.
(b)	Includes securities loaned at value of $340,224,222.
(c)	Identified cost of affiliated investments was $1,758,986,736.
(d)	Includes securities loaned at value of $70,612,769.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Interest (a)	$2,671,157
Dividends from Underlying ETFs	34,041,961
Dividends from affiliated investments	44,419,686

Total investment income	81,132,804

Expenses
Management fees	7,410,889
Administration fees	24,000
Custodian and accounting fees	31,537
Distribution and service fees - Class B	5,993,816
Distribution and service fees - Class E	13,305
Audit and tax services	38,936
Legal	33,397
Trustees’ fees and expenses	35,424
Shareholder reporting	77,822
Insurance	8,396
Miscellaneous	13,636

Total expenses	13,681,158

Net investment income	67,451,646

Net Realized and Unrealized Gain (Loss) on Investments, Investments in Affiliates, Capital Gain Distributions from Underlying ETFs and Capital Gain Distributions from Affiliates
Net realized gain on:
Investments	41,624,043
Investments in affiliates	19,132,456
Capital gain distributions from Underlying ETFs	1,801,833
Capital gain distributions from affiliates	2,368,263

Net realized gain on investments, investment in affiliates, capital gain distributions from Underlying ETFs and capital gain distributions from affiliates	64,926,595

Net change in unrealized depreciation from:
Investments	(78,908,992)
Investments in affiliates	(42,364,176)

Net change in unrealized depreciation on investments and investments in affiliates	(121,273,168)

Net realized and unrealized loss on investments, investments in affiliates, capital gain distributions from Underlying ETFs and capital gain distributions from affiliates	(56,346,573)

Net Increase in Net Assets from Operations	$11,105,073

(a)	Includes net income from affiliates on securities loaned of $2,625,109.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$67,451,646	$43,382,269
Net realized gain on investments, investments in affiliates, capital gain distributions from Underlying ETFs and capital gain distributions from affiliates	64,926,595	36,902,892
Net change in unrealized appreciation (depreciation) on investments and investments in affiliates	(121,273,168)	92,990,566

Net increase in net assets resulting from operations	11,105,073	173,275,727

Distributions to Shareholders
From net investment income
Class A	(252,146)	(101,607)
Class B	(40,570,722)	(13,738,778)
Class E	(153,683)	(74,725)
From net realized gains
Class A	(251,833)	(332)
Class B	(43,587,645)	(47,963)
Class E	(162,761)	(260)

Net decrease in net assets resulting from distributions	(84,978,790)	(13,963,665)

Net increase in net assets from capital share transactions	753,187,015	1,037,619,795

Net Increase in Net Assets	679,313,298	1,196,931,857
Net assets at beginning of period	1,945,810,044	748,878,187

Net assets at end of period	$2,625,123,342	$1,945,810,044

Undistributed net investment income at end of period	$67,994,722	$40,959,392

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	638,308	$7,277,506	632,247	$6,676,792
Reinvestments	43,484	503,979	9,474	101,938
Redemptions	(287,499)	(3,268,589)	(93,777)	(991,622)

Net increase	394,293	$4,512,896	547,944	$5,787,108

Class B
Sales	75,226,896	$862,084,852	101,887,404	$1,082,104,069
Reinvestments	7,286,439	84,158,367	1,283,682	13,786,741
Redemptions	(17,732,640)	(199,106,980)	(6,307,787)	(66,379,990)

Net increase	64,780,695	$747,136,239	96,863,299	$1,029,510,820

Class E
Sales	332,106	$3,782,004	378,659	$3,993,332
Reinvestments	27,374	316,444	6,982	74,985
Redemptions	(227,200)	(2,560,568)	(164,901)	(1,746,450)

Net increase	132,280	$1,537,880	220,740	$2,321,867

Increase derived from capital shares transactions		$753,187,015		$1,037,619,795

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.48	$10.34	$8.49	$11.80	$11.13

Income (Loss) from Investment Operations
Net investment income(a)	0.34	0.39	0.35	0.30	0.32
Net realized and unrealized gain (loss) on investments	(0.17)	0.90	1.71	(3.15)	0.35

Total from investment operations	0.17	1.29	2.06	(2.85)	0.67

Less Distributions
Distributions from net investment income	(0.22)	(0.15)	(0.21)	(0.22)	(0.00	)+
Distributions from net realized capital gains	(0.22)	(0.00)++	0.00	(0.24)	(0.00	)++

Total distributions	(0.44)	(0.15)	(0.21)	(0.46)	(0.00	)+++

Net Asset Value, End of Period	$11.21	$11.48	$10.34	$8.49	$11.80

Total Return (%)	1.28	12.61	24.96	(24.87)	5.76

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)	0.32	0.33	0.40	0.52 (c)	0.56	(c)
Ratio of net expenses to average net assets (%)(d)(e)	0.32	0.33	0.37	0.51	0.54
Ratio of net investment income to average net assets (%)(f)	3.01	3.64	3.80	2.97	2.67
Portfolio turnover rate (%)	36.3	32.6	21.9	165.9	37.3
Net assets, end of period (in millions)	$15.5	$11.3	$4.5	$2.0	$1.6

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.43	$10.32	$8.47	$11.77	$11.13

Income (Loss) from Investment Operations
Net investment income(a)	0.31	0.37	0.34	0.27	0.20
Net realized and unrealized gain (loss) on investments	(0.17)	0.88	1.70	(3.14)	0.44

Total from investment operations	0.14	1.25	2.04	(2.87)	0.64

Less Distributions
Distributions from net investment income	(0.20)	(0.14)	(0.19)	(0.19)	(0.00	)+
Distributions from net realized capital gains	(0.22)	(0.00)++	0.00	(0.24)	(0.00	)++

Total distributions	(0.42)	(0.14)	(0.19)	(0.43)	(0.00	)+++

Net Asset Value, End of Period	$11.15	$11.43	$10.32	$8.47	$11.77

Total Return (%)	1.06	12.24	24.89	(25.06)	5.40

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)	0.57	0.58	0.65	0.78 (c)	0.79	(c)
Ratio of net expenses to average net assets (%)(d)(e)	0.57	0.58	0.62	0.75	0.77
Ratio of net investment income to average net assets (%)(f)	2.79	3.49	3.63	2.64	1.73
Portfolio turnover rate (%)	36.3	32.6	21.9	165.9	37.3
Net assets, end of period (in millions)	$2,600.5	$1,926.7	$739.6	$172.3	$233.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.44	$10.32	$8.47	$11.77	$11.12

Income (Loss) from Investment Operations
Net investment income(a)	0.32	0.35	0.33	0.31	0.23
Net realized and unrealized gain (loss) on investments	(0.17)	0.91	1.72	(3.16)	0.42

Total from investment operations	0.15	1.26	2.05	(2.85)	0.65

Less Distributions
Distributions from net investment income	(0.20)	(0.14)	(0.20)	(0.21)	(0.00	)+
Distributions from net realized capital gains	(0.22)	(0.00)	0.00	(0.24)	(0.00	)++

Total distributions	(0.42)	(0.14)	(0.20)	(0.45)	(0.00	)+++

Net Asset Value, End of Period	$11.17	$11.44	$10.32	$8.47	$11.77

Total Return (%)	1.17	12.34	24.99	(25.01)	5.58

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)	0.47	0.48	0.55	0.68 (c)	0.69	(c)
Ratio of net expenses to average net assets (%)(d)(e)	0.47	0.48	0.52	0.65	0.67
Ratio of net investment income to average net assets (%)(f)	2.85	3.35	3.59	3.09	1.98
Portfolio turnover rate (%)	36.3	32.6	21.9	165.9	37.3
Net assets, end of period (in millions)	$9.1	$7.8	$4.8	$2.5	$1.9

+	Distributions from net investment income were less than $0.01.
++	Distributions from net realized capital gains were less than $0.01.
+++	Total distributions were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	Excludes effect of deferred expense reimbursement.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for the Underlying ETFs.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital distributions from Underlying ETFs, capital gain distributions from Underlying ETFs, deferred trustees’ compensation, adjustment from trust holding, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund

11

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc., and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with SSgA Funds Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio. The Subadviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$7,410,889	0.33%	First $500 Million

	0.30%	Over $500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and Underlying ETFs’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.37%	0.62%	0.52%

12

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

If in any year in which the Management Agreement is still in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,519,473,729	$—	$864,691,340

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio or the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio or the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying ETFs in which it invests.

13

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Affiliated Issuer

A summary of Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2011 was as follows:

Transactions in Securities of Affiliated Issuers

Underlying ETF	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011
SPDR Barclays Capital High Yield Bond ETF	6,663,510	4,767,400	(4,013,500)	7,417,410
SPDR Dow Jones International Real Estate ETF	509,100	1,941,898	(817,400)	1,633,598
SPDR Gold Trust	383,700	30,400	(158,500)	255,600
SPDR S&P 500 ETF Trust	3,483,200	2,884,700	(89,500)	6,278,400
SPDR S&P Dividend ETF	3,453,200	1,003,900	(576,700)	3,880,400
SPDR S&P International Small Cap ETF	1,241,600	861,823	—	2,103,423
SPDR S&P MidCap 400 ETF Trust	480,400	89,800	(570,200)	—
State Street Navigator Securities Lending Prime Portfolio	11,566,163	4,573,260,410	(4,200,442,718)	384,383,855

Underlying ETF	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Income from Affiliated Investments	Ending Value as of December 31, 2011
SPDR Barclays Capital High Yield Bond ETF	$6,331,123	$1,958,775	$20,149,251	$285,199,415
SPDR Dow Jones International Real Estate ETF	3,235,975	—	1,472,710	51,997,424
SPDR Gold Trust	7,421,233	—	—	38,848,644
SPDR S&P 500 ETF Trust	2,244,272	—	14,576,955	787,939,200
SPDR S&P Dividend ETF	1,847,285	—	6,711,302	209,037,148
SPDR S&P International Small Cap ETF	—	409,488	1,178,708	52,922,123
SPDR S&P MidCap 400 ETF Trust	(1,947,432)	—	330,760	—
State Street Navigator Securities Lending Prime Portfolio	—	—	2,625,109	384,383,855

	$19,132,456	$2,368,263	$47,044,795	$1,810,327,809

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$52,495,122	$13,963,665	$32,483,668	$—	$84,978,790	$13,963,665

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$79,805,095	$50,896,675	$8,290,150	$—	$138,991,920

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

14

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

15

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSgA Growth and Income ETF Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SSgA Growth and Income ETF Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSgA Growth and Income ETF Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

19

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the SSgA Growth and Income ETF Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

20

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the SSgA Growth and Income ETF Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five- year periods ended June 30, 2011. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the same periods ended September 30, 2011. The Board also noted the change in Sub-Adviser of the Portfolio in September 2008. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by

21

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the SSgA Growth and Income ETF Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board took into account the limited peer group in which the Portfolio was included for comparative purposes. The Board also noted that the advisory fee and the sub-advisory fee for the Portfolio had been lowered effective September 2008. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

22

MET INVESTORS SERIES TRUST

SSgA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the SSgA Growth and Income ETF Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser and the sub-advisory fee to be paid to the Sub-Adviser for the SSgA Growth and Income ETF Portfolio and concluded that the advisory fee to be paid to the Adviser and the sub-advisory fee to be paid to the Sub-Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements and the sub-advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust SSgA Growth ETF Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the SSgA Growth ETF Portfolio returned -1.87%, -2.13%, and -1.99%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned -7.35%.

Market Environment/Conditions

2011 was characterized by significant volatility and frequent sentiment-shifting about how economic growth and debt concerns would impact different parts of the world. One of the ways in which the capital markets were perceived was that of a risk-on versus risk-off environment.

In some ways, signs of a risk-on versus risk-off mentality were relatively self-evident when looking back upon 2011 in the rear-view mirror. We witnessed periods of headline driven, macro-oriented price action in risky assets. The frustrating part was that the markets were driven by the same news and the same events —predominantly growth scares and Euro debt concerns—repeatedly throughout the year. After adding to these ignominiously recurrent themes global events such as an earthquake turned tsunami turned nuclear disaster in Japan, the killing of Osama bin Laden, and a U.S. credit rating downgrade, it became clear that there was no shortage of macro topics to instigate alarm in the markets.

However, the short term volatility in the markets and a focus on risk-on versus risk-off did not adequately describe the overall market atmosphere during 2011. Specifically, there was vast separation in performance across and within asset classes. While the S&P 500 ended the year up roughly 2% and the Barclays Capital U.S. Aggregate Bond Index advanced roughly 8%, other segments of the stock and bond markets performed much differently. On the positive side, long credit was up over 17% and Treasury Inflation Protected Securities (TIPS) were up about 14%. In the other direction, small cap U.S. stocks declined 4%, the MSCI EAFE fell 12%, and the MSCI Emerging Markets Small Cap shed a harrowing 27% for the year. In sum, picking stocks versus bonds wasn’t as important as picking your spots within the full range of global asset classes.

Portfolio Review/Year-End Positioning

As referenced earlier, 2011 was a year of voluminous volatility coupled with deep-seated differentiation across different types of assets. The end result was portfolio performance that, in absolute terms, underperformed the performance of the Portfolio’s custom blended benchmark. From an attribution perspective, tactical decisions and investments contributed favorably to performance, while the underlying exchange-traded funds in which the Portfolio invested generally performed in line with their respective benchmarks.

While our tactical positioning varied throughout the year, much of the performance benefit was earned by our positioning within different asset classes. To this point, our overall risk asset positioning was relatively neutral throughout the year with more acute leanings toward equities earlier in the year and more cautious during the second half of the year. While our overall equity position ranged from neutral to roughly +4% in aggregate, we held significant positions within the equity sub-asset classes that amounted to 30 to 40 percentage points of deviation from the strategic benchmarks. Some of our higher conviction positions during the year were an overweight position in dividend stocks, an underweight in non-U.S. developed equities, and an overweight position in gold. The relative performance for dividend stocks ebbed and flowed alongside macro news, but for the full year they delivered strong excess returns against other parts of the U.S. equity market. Outside the United States, we introduced an underweight position in non-U.S. developed equities in July—a move that helped to preserve capital as policy-making efforts to stem the tide of currency and debt concerns never seemed to provide any sort of lasting relief. Within the commodity complex we continued to hold gold, despite the significant volatility that gold experienced during the year.

In terms of exposures that impaired performance for the year, our positioning within fixed income as well as a small, but relatively persistent, overweight in emerging markets equity were key detractors. In bonds, we maintained a significant underweight to aggregate bonds that was partially offset by an overweight in investment grade credit and high yield bonds. While our credit investments performed well, the magnitude of the positions was such that the overall positioning created a modest headwind to performance. Emerging market equities had an exceedingly difficult year and even though we moved closer to neutral during the second half of the year, a modest overweight during the first half provided a drag on the annual results.

Dan Farley, CFA Chief Investment Officer—Investment Solutions Group

SSgA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this

1

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Managed by SSgA Funds Management, Inc.

Portfolio Manager Commentary* (continued)

commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	35.4
iShares MSCI EAFE Index Fund	13.8
SPDR S&P Dividend ETF	8.1
Vanguard MSCI Emerging Markets ETF	6.7
SPDR Barclays Capital High Yield Bond ETF	6.0
Vanguard REIT ETF	4.1
iShares iBoxx $ Investment Grade Corporate Bond Fund	4.0
SPDR S&P MidCap 400 ETF Trust	3.0
SPDR S&P International Small Cap ETF	2.8
iShares S&P SmallCap 600 Index Fund	2.1

2

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

SSgA Growth ETF Portfolio managed by

SSgA Funds Management, Inc. vs. MSCI ACWI (All Country World Index)1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 year	5 year	Since Inception[3]
SSgA Growth ETF Portfolio—Class A	-1.87%	0.68%	1.84%
Class B	-2.13%	0.42%	2.77%
Class E	-1.99%	0.52%	1.69%
MSCI ACWI (All Country World Index)[1]	-7.35%	-1.93%	2.03%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of Class B shares is 10/3/2005. Inception of Class A and Class E shares is 5/1/2006. Index returns are based on an inception date of 10/3/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.35%	$1,000.00	$933.80	$1.71
Hypothetical*	0.35%	1,000.00	1,023.44	1.79

Class B(a)
Actual	0.60%	$1,000.00	$932.70	$2.92
Hypothetical*	0.60%	1,000.00	1,022.18	3.06

Class E(a)
Actual	0.50%	$1,000.00	$932.80	$2.44
Hypothetical*	0.50%	1,000.00	1,022.68	2.55

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

4

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Schedule of Investments as of December 31, 2011

Investment Company Securities—95.9% of Net Assets

Security Description	Shares	Value
iShares Barclays U.S. Treasury Inflation Protected Securities Fund (a)	126,400	$14,749,616
iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	269,100	30,612,816
iShares MSCI Canada Index Fund (a)	569,900	15,159,340
iShares MSCI EAFE Index Fund	2,134,100	105,701,973
iShares S&P SmallCap 600 Index Fund (a)	235,700	16,093,596
SPDR Barclays Capital High Yield Bond ETF (b)	1,192,400	45,847,780
SPDR Dow Jones International Real Estate ETF (b)	447,900	14,256,657
SPDR Gold Trust* (b)	105,700	16,065,343
SPDR S&P 500 ETF Trust (a) (b)	2,160,500	271,142,750
SPDR S&P Dividend ETF (b)	1,153,600	62,144,432
SPDR S&P International Small Cap ETF (b)	859,100	21,614,956
SPDR S&P MidCap 400 ETF Trust (a) (b)	144,400	23,037,576
Vanguard MSCI Emerging Markets ETF	1,345,400	51,407,734
Vanguard REIT ETF	541,900	31,430,200
Vanguard Total Bond Market ETF	181,100	15,129,094

Total Investment Company Securities (Cost $709,942,564)		734,393,863

Short-Term Investments—14.9%

Mutual Funds—14.9%
AIM STIT-STIC Prime Portfolio (The)	29,013,302	29,013,302
State Street Navigator Securities Lending Prime Portfolio (b) (c)	84,981,063	84,981,063

Total Short-Term Investments (Cost $113,994,365)		113,994,365

Total Investments—110.8% (Cost $823,936,929#)		848,388,228
Other Assets and Liabilities (net)—(10.8)%		(82,854,174)

Net Assets—100.0%		$765,534,054

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $831,349,068. The aggregate unrealized appreciation and depreciation of investments were $38,934,882 and $(21,895,722), respectively, resulting in net unrealized appreciation of $17,039,160 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $84,809,420 and the collateral received consisted of cash in the amount of $84,981,063 and non-cash collateral with a value of $1,688,814. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 7 to Financial Statements for a summary of transactions in the investment of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities lending transactions.
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Investment Company Securities	$734,393,863	$—	$—	$734,393,863
Total Short-Term Investments*	113,994,365	—	—	113,994,365
Total Investments	$848,388,228	$—	$—	$848,388,228

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$309,297,671
Affiliated investments at value (c)(d)	539,090,557
Cash	70,086
Receivable for shares sold	227,887
Dividends receivable	2,420,285
Interest receivable	1,660

Total assets	851,108,146

Liabilities
Payables for:
Shares redeemed	133,286
Collateral for securities loaned	84,981,063
Accrued Expenses:
Management fees	206,859
Distribution and service fees - Class B	158,400
Distribution and service fees - Class E	748
Administration fees	2,000
Custodian and accounting fees	2,724
Deferred trustees’ fees	25,067
Other expenses	63,945

Total liabilities	85,574,092

Net Assets	$765,534,054

Net Assets Represented by
Paid in surplus	$701,847,049
Accumulated net realized gain	22,798,697
Unrealized appreciation on investments	24,451,299
Undistributed net investment income	16,437,009

Net Assets	$765,534,054

Net Assets
Class A	$10,067,496
Class B	749,473,739
Class E	5,992,819
Capital Shares Outstanding*
Class A	938,828
Class B	70,217,431
Class E	560,427
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.72
Class B	10.67
Class E	10.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $324,259,154.
(b)	Includes securities loaned at value of $54,493,926.
(c)	Identified cost of affiliated investments was $499,677,775.
(d)	Includes securities loaned at value of $30,315,494.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Interest (a)	$351,785
Dividends from Underlying ETFs	8,683,638
Dividends from affiliated investments	11,952,140

Total investment income	20,987,563

Expenses
Management fees	2,399,543
Administration fees	24,000
Custodian and accounting fees	31,128
Distribution and service fees - Class B	1,837,299
Distribution and service fees - Class E	8,568
Audit and tax services	38,936
Legal	33,397
Trustees’ fees and expenses	35,424
Shareholder reporting	57,600
Insurance	3,199
Miscellaneous	8,891

Total expenses	4,477,985

Net investment income	16,509,578

Net Realized and Unrealized Gain (Loss) on Investments, Investments in Affiliates, Capital Gain Distributions from Underlying ETFs and Capital Gain Distributions from Affiliates
Net realized gain on:
Investments	19,200,273
Investments in affiliates	12,484,854
Capital gain distributions from Underlying ETFs	65,400
Capital gain distributions from affiliates	490,930

Net realized gain on investments, investment in affiliates, capital gain distributions from Underlying ETFs and capital gain distributions from affiliates	32,241,457

Net change in unrealized appreciation (depreciation) from:
Investments	(48,335,771)
Investments in affiliates	(19,211,767)

Net change in unrealized depreciation on investments and investments in affiliates	(67,547,538)

Net realized and unrealized loss on investments, investments in affiliates, capital gain distributions from Underlying ETFs and capital gain distributions from affiliates	(35,306,081)

Net Decrease in Net Assets from Operations	$(18,796,503)

(a)	Includes net income from affiliates on securities loaned of $339,639.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$16,509,578	$12,844,800
Net realized gain on investments, investments in affiliates, capital gain distributions from Underlying ETFs and capital gain distributions from affiliates	32,241,457	1,632,031
Net change in unrealized appreciation (depreciation) on investments and investment in affiliates	(67,547,538)	59,812,745

Net increase (decrease) in net assets resulting from operations	(18,796,503)	74,289,576

Distributions to Shareholders
From net investment income
Class A	(152,949)	(84,162)
Class B	(11,574,204)	(7,253,526)
Class E	(90,327)	(67,817)

Net decrease in net assets resulting from distributions	(11,817,480)	(7,405,505)

Net increase in net assets from capital share transactions	132,589,910	165,086,866

Net Increase in Net Assets	101,975,927	231,970,937
Net assets at beginning of period	663,558,127	431,587,190

Net assets at end of period	$765,534,054	$663,558,127

Undistributed net investment income at end of period	$16,437,009	$12,666,220

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	490,518	$5,446,949	308,657	$3,102,129
Reinvestments	13,254	152,949	8,140	84,162
Redemptions	(238,999)	(2,615,901)	(91,645)	(937,086)

Net increase	264,773	$2,983,997	225,152	$2,249,205

Class B
Sales	20,865,385	$231,101,476	23,640,077	$239,372,954
Reinvestments	1,005,578	11,574,204	702,861	7,253,526
Redemptions	(10,458,746)	(114,194,304)	(8,516,291)	(84,096,207)

Net increase	11,412,217	$128,481,376	15,826,647	$162,530,273

Class E
Sales	274,927	$3,054,493	158,139	$1,600,626
Reinvestments	7,841	90,327	6,565	67,817
Redemptions	(183,257)	(2,020,283)	(135,085)	(1,361,055)

Net increase	99,511	$1,124,537	29,619	$307,388

Increase derived from capital shares transactions		$132,589,910		$165,086,866

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.11	$9.87	$7.81	$12.09	$11.39

Income (Loss) from Investment Operations
Net investment income(a)	0.28	0.28	0.28	0.24	0.22
Net realized and unrealized gain (loss) on investments	(0.47)	1.13	1.96	(4.09)	0.48

Total from investment operations	(0.19)	1.41	2.24	(3.85)	0.70

Less Distributions
Distributions from net investment income	(0.20)	(0.17)	(0.18)	(0.19)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.24)	0.00

Total distributions	(0.20)	(0.17)	(0.18)	(0.43)	0.00

Net Asset Value, End of Period	$10.72	$11.11	$9.87	$7.81	$12.09

Total Return (%)	(1.87)	14.37	29.51	(32.84)	6.15

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)	0.35	0.36	0.43	0.52 (c)	0.54	(c)
Ratio of net expenses to average net assets (%)(d)(e)	0.35	0.36	0.40	0.50	0.53
Ratio of net investment income to average net assets (%)(f)	2.51	2.77	3.20	2.35	1.85
Portfolio turnover rate (%)	35.3	36.6	22.9	140.3	20.2
Net assets, end of period (in millions)	$10.1	$7.5	$4.4	$1.0	$1.5

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.07	$9.84	$7.79	$12.06	$11.39

Income (Loss) from Investment Operations
Net investment income(a)	0.24	0.25	0.23	0.20	0.15
Net realized and unrealized gain (loss) on investments	(0.46)	1.13	1.98	(4.07)	0.52

Total from investment operations	(0.22)	1.38	2.21	(3.87)	0.67

Less Distributions
Distributions from net investment income	(0.18)	(0.15)	(0.16)	(0.16)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.24)	0.00

Total distributions	(0.18)	(0.15)	(0.16)	(0.40)	0.00

Net Asset Value, End of Period	$10.67	$11.07	$9.84	$7.79	$12.06

Total Return (%)	(2.13)	14.15	29.10	(32.97)	5.88

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)	0.60	0.61	0.68	0.77 (c)	0.78	(c)
Ratio of net expenses to average net assets (%)(d)(e)	0.60	0.61	0.65	0.75	0.77
Ratio of net investment income to average net assets (%)(f)	2.20	2.47	2.70	1.99	1.25
Portfolio turnover rate (%)	35.3	36.6	22.9	140.3	20.2
Net assets, end of period (in millions)	$749.5	$651.0	$422.9	$153.2	$253.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.08	$9.85	$7.79	$12.07	$11.39

Income (Loss) from Investment Operations
Net investment income(a)	0.27	0.25	0.23	0.23	0.21
Net realized and unrealized gain (loss) on investments	(0.48)	1.13	2.00	(4.09)	0.47

Total from investment operations	(0.21)	1.38	2.23	(3.86)	0.68

Less Distributions
Distributions from net investment income	(0.18)	(0.15)	(0.17)	(0.18)	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(0.24)	0.00

Total distributions	(0.18)	(0.15)	(0.17)	(0.42)	0.00

Net Asset Value, End of Period	$10.69	$11.08	$9.85	$7.79	$12.07

Total Return (%)	(1.99)	14.17	29.35	(32.91)	5.97

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)(b)	0.50	0.51	0.58	0.67 (c)	0.69	(c)
Ratio of net expenses to average net assets (%)(d)(e)	0.50	0.51	0.55	0.65	0.68
Ratio of net investment income to average net assets (%)(f)	2.34	2.44	2.71	2.28	1.70
Portfolio turnover rate (%)	35.3	36.6	22.9	140.3	20.2
Net assets, end of period (in millions)	$6.0	$5.1	$4.2	$2.7	$3.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	See Note 3 of the Notes to Financial Statements.
(c)	Excludes effect of deferred expense reimbursement—See Note 3 of the Notes to Financial Statements.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(e)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.
(f)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is SSgA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, series of the iShares® Trust, iShares®, Inc., Standard and Poors Depositary Receipts of the S&P 500 ETF Trust and Vanguard ETFs of the Vanguard® Index Funds.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Valuation - Investments in the Underlying ETFs are valued at the closing market quotation for their shares. The net asset value of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to return of capital distributions from Underlying ETFs, adjustment from trust holding, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending

11

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Due to the affiliation between the Portfolio’s subadviser, SSgA Funds Management, Inc. and the custodian, the Portfolio relies on an exemptive order issued by the Securities and Exchange Commission to the custodian, State Street Navigator Securities Lending Trust (“Navigator Trust”) and the SSgA Funds that permits certain registered investment companies, including the Portfolio, to use cash collateral from securities lending transactions to purchase shares of one of more series of Navigator Trust and to pay fees based on a share of the revenue generated from securities lending transactions to the custodian.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by MetLife Advisers, LLC (the “Adviser”), an affiliate of MetLife, Inc. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with SSgA Funds Management, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio. The Subadviser is an affiliate of State Street Bank and Trust Company, the administrator and custodian of the Trust.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Adviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$2,399,543	0.33%	First $	500 Million

	0.30%	Over $	500 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement continued in effect with respect to the Portfolio until April 30, 2011. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which were capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s

12

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

business and Underlying ETFs’ fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to the following expense ratios as a percentage of the Portfolio’s average daily net assets:

Maximum Expense Ratio under current Expense Limitation Agreement
Class A	Class B	Class E

0.40%	0.65%	0.55%

If in any year in which the Management Agreement is still in effect, the estimated aggregate portfolio operating expenses of the Portfolio for the fiscal year are less than the Maximum Expense Ratios for that year, subject to approval by the Trust’s Board, the Adviser shall be entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolio is not obligated to repay any expense paid by the Adviser more than five years after the end of the fiscal year in which such expense was incurred.

Effective May 1, 2011, there was no longer an expense cap for the Portfolio.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$380,376,791	$—	$261,273,819

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the

13

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

6. Market, Credit and Counterparty Risk - continued

companies whose securities are owned by the Portfolio or the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio or the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit risk consist principally of cash due from counterparties and investments.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying ETFs in which it invests.

7. Affiliated Issuer

A summary of Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2011 was as follows:

Transactions in Securities of Affiliated Issuers

Underlying ETF	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011
SPDR Barclays Capital High Yield Bond ETF	1,447,700	1,042,700	(1,298,000)	1,192,400
SPDR Dow Jones International Real Estate ETF	174,400	541,900	(268,400)	447,900
SPDR Gold Trust	154,800	13,900	(63,000)	105,700
SPDR S&P 500 ETF Trust	1,443,600	751,100	(34,200)	2,160,500
SPDR S&P Dividend ETF	1,174,100	188,900	(209,400)	1,153,600
SPDR S&P International Small Cap ETF	629,900	254,100	(24,900)	859,100
SPDR S&P MidCap 400 ETF Trust	280,800	45,900	(182,300)	144,400
State Street Navigator Securities Lending Prime Portfolio	3,352,784	1,169,478,883	(1,087,850,604)	84,981,063

Underlying ETF	Net Realized Gain/(Loss) on sales of Affiliated Investments	Capital Gain Distributions from Affiliated Investments	Income from Affiliated Investments	Ending Value as of December 31, 2011
SPDR Barclays Capital High Yield Bond ETF	$2,110,397	$314,887	$3,411,420	$45,847,780
SPDR Dow Jones International Real Estate ETF	1,068,057	—	434,495	14,256,657
SPDR Gold Trust	3,525,768	—	—	16,065,343
SPDR S&P 500 ETF Trust	(291,439)	—	5,188,747	271,142,750
SPDR S&P Dividend ETF	685,480	—	2,066,205	62,144,432
SPDR S&P International Small Cap ETF	321,527	176,043	512,069	21,614,956
SPDR S&P MidCap 400 ETF Trust	5,065,064	—	339,204	23,037,576
State Street Navigator Securities Lending Prime Portfolio	—	—	339,639	84,981,063

	$12,484,854	$490,930	$12,291,779	$539,090,557

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$11,817,480	$7,405,505	$—	$—	$11,817,480	$7,405,505

14

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Income Tax Information - continued

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Total

$19,267,644	$27,405,269	$17,039,159	$63,712,072

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

15

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSgA Growth ETF Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of SSgA Growth ETF Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SSgA Growth ETF Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

16

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

19

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the SSgA Growth ETF Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

20

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the SSgA Growth ETF Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three- and five- year periods ended June 30, 2011. The Board also considered that the Portfolio outperformed its Lipper Index for the one- and three- year periods ended June 30, 2011 and equaled its Lipper Index for the five- year period ended June 30, 2011. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the same periods ended September 30, 2011. The Board also noted the change in Sub-Adviser of the Portfolio in September 2008. Based on its review, the Board concluded that the Portfolio’s performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to

21

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the SSgA Growth ETF Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and the Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board took into account the limited peer group in which the Portfolio was included for comparative purposes. The Board also noted that the advisory fee and the sub-advisory fee for the Portfolio had been lowered effective September 2008. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

22

MET INVESTORS SERIES TRUST

SSgA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the SSgA Growth ETF Portfolio, The Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

In addition, the Board reviewed the advisory fee to be paid to the Adviser and the sub-advisory fee to be paid to the Sub-Adviser for the SSgA Growth ETF Portfolio and concluded that the advisory fee to be paid to the Adviser and the sub-advisory fee to be paid to the Sub-Adviser with respect to the Portfolio is based on services to be provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements and the sub-advisory agreements for the underlying funds in which the Portfolio invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of the Portfolio and those of the underlying funds.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

23

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust T. Rowe Price Large Cap Value Portfolio (formerly Lord Abbett Growth and Income Portfolio) Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

Performance

T. Rowe Price Associates, Inc. became the subadviser to the Portfolio on May 1, 2011. Prior to May 1, 2011, the Portfolio was subadvised by Lord, Abbett & Co., LLC

For the one year period ended December 31, 2011, the Class A and B shares of the T. Rowe Price Large Cap Value Portfolio returned -3.77% and -4.01%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 0.39%.

Market Environment/Conditions

The following discussion was provided by Lord, Abbett & Co., LLC and refers to the period when they served as the Portfolio’s subadviser (January 1, 2011 to April 30, 2011)

Equity markets rose during the period despite disruption due to unrest in the Middle East and North Africa and to the earthquake and tsunami in Japan. Economic indicators in the first quarter generally pointed toward continued economic growth.

Industrial production and capacity utilization have remained steady. The manufacturing index published by the Institute for Supply Management stayed well above the 50% level, as it has for the past year. (A reading above 50% indicates the sector is expanding.)

The consumer segment of the economy strengthened, despite continued weakness in the housing market. Disposable personal income rose, and retail sales have improved even as consumers continued to save at a relatively high rate.

Job growth showed improvement in the first quarter. The labor force participation rate remained relatively low, however.

Despite signs of growing strength in the economy, the Federal Reserve kept its official interest rate low and continued its quantitative easing program. This involved the purchase of Treasury securities in order to keep interest rates low and encourage borrowing.

The S&P 500® Index rose 9.06% during the period, and small caps outperformed large caps. Gains occurred across all major sectors, but Energy, Health Care and Industrials were among those that outperformed the broader market. Among large cap stocks during the period, the growth category outperformed value. Similarly, in small cap stocks, growth outperformed value.

The following discussion was provided by T. Rowe Price Associates, Inc. and refers to the period when they served as the Portfolio’s subadviser (May 1, 2011 to December 31, 2011)

Major U.S. stock market indexes moved in a wide trading range in 2011 but were ultimately little changed for the year. Market volatility was high, driven by economic and geopolitical concerns. As the year began, equities climbed as the U.S. economy showed signs of strengthening and the Federal Reserve was in the midst of purchasing $600 billion in Treasury securities through June to suppress longer-term interest rates and promote economic growth. The rally was supported by a two-year extension of the Bush-era tax cuts at the end of 2010, healthy corporate earnings, and merger activity. Shares reached new bull market highs by the end of April despite turmoil in various Middle East and North African countries and sharp increases in oil and other commodity prices.

Portfolio Review/Year-End Positioning

The following discussion was provided by Lord, Abbett & Co., LLC and refers to the period when they served as the Portfolio’s subadviser (January 1, 2011 to April 30, 2011)

The Portfolio underperformed the Russell 1000® Value Index for year-to-date period ended April 30, 2011.

As a result of the turmoil in the Middle East and Northern Africa, the Portfolio benefited and suffered in different respects. Most notably, the approximate 20% rise in the price of oil during the period supported the market’s strongest returns in the Energy sector, where we had a significant overweight. Conversely, companies (e.g., airlines, automobiles, retailers, etc.) who were impacted by the higher cost of oil suffered.

Within Consumer Discretionary, the performance of Ford Motor Company detracted relatively, as a result of missing analysts’ earnings estimates. This was the first time in two years that the automaker disappointed investors and analysts by posting results short of expectations. The miss was driven by the impact of a lower inventory build in North America. The company also experienced higher-than expected structural costs, which were attributed to the high level of product launches. On the positive side, Ford exceeded expectations for revenue. Also, it continues on the path of improving its balance sheet by reducing debt and is expected to be significantly net-cash positive by the end of 2011. Also within the sector, Marriott International retreated during the period after six months of strong performance. While the lodging company reported earnings that exceeded consensus expectations, it also announced a spin off of its timeshare business to which investors reacted unfavorably. Marriott also softened its revenue guidance due to weakness in select markets.

Within Industrials, stock selection detracted from relative performance, with shares of Delta Air Lines declining following its first quarter earnings report. The airline reported results that missed analysts’ expectations due to higher fuel costs, weather-related flight cancellations, higher interest expense, and higher-than-expected profit-sharing costs. However, Delta experienced increases in unit revenues and in its operating margin. It remains on track to meet its net debt-reduction goals.

On the positive side, strong selection and a favorable underweight within the weak-performing Consumer Staples sector contributed to

1

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary* (continued)

relative performance. Archer-Daniels-Midland delivered outstanding quarterly results that exceeded expectations. The agricultural company reported strong results in nearly all business units, most notably the agricultural services and the corn processing segments.

Within the Energy sector, a beneficial overweight contributed to relative performance. The overweight positions in the oil, gas, & consumable fuels industry and the energy equipment & services industry contributed markedly to Portfolio results.

The following discussion was provided by T. Rowe Price Associates, Inc. and refers to the period when they served as the Portfolio’s subadviser (May 1, 2011 to December 31, 2011)

The Utilities sector was the largest detractor from relative returns due to stock selection and our underweight position. Independent power producer NRG Energy lowered its 2011 earnings guidance after a record heat wave in Texas drove up power demand, leading to a spike in power prices.

Stock selection and our underweight position in the strongly performing Consumer Staples sector also weighed on relative returns. Avon continued to struggle from poor management and two government investigations.

At the other end of the spectrum, stock selection in the Information Technology (IT) sector aided relative returns. Leading global technology solutions company IBM benefited from a pickup in enterprise spending and strong growth in emerging markets, where it is one of the best-positioned enterprise vendors. The company has an attractive portfolio of businesses with good revenue visibility, pays a solid dividend, and has continued its aggressive share buybacks. Despite a lackluster PC environment and weak IT spending, Microsoft was able to grow revenues and earnings due to strength in its Office, Server, and Xbox segments.

An underweight position in Financials, the weakest-performing sector in the index, also provided a boost to relative performance; however, stock selection offset some of the positive impact from sector allocation. Investors remained concerned about the strength and sustainability of the economic recovery, the downgrade of the U.S. debt rating, and the ongoing European sovereign debt crisis.

John D. Linehan, CFA, MBA, Portfolio Manager

Brian C. Rogers, CFA, MBA, CIC, Portfolio Manager

Mark S. Finn, CFA, CPA, Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

2

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Chevron Corp.	3.8
Exxon Mobil Corp.	3.2
Pfizer, Inc.	2.9
JPMorgan Chase & Co.	2.7
AT&T, Inc.	2.5
Microsoft Corp.	2.5
Merck & Co., Inc.	2.5
Time Warner, Inc.	2.3
General Electric Co.	2.1
Johnson & Johnson	2.1

Top Sectors

% of Market Value of Total Investments
Financials	17.8
Non-Cyclical	17.4
Energy	17.4
Industrials	14.3
Communications	10.2
Cyclical	6.5
Technology	5.8
Basic Materials	5.7
Utilities	4.9

3

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

T. Rowe Price Large Cap Value Portfolio managed by

T. Rowe Price Associates, Inc. vs. Russell 1000 Value Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	10 Year
T Rowe Price Large Cap Value Portfolio—Class A	-3.77%	-2.32%	2.83%
Class B	-4.01%	-2.56%	2.58%
Russell 1000 Value Index[1]	0.39%	-2.64%	3.89%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

4

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.57%	$1,000.00	$934.20	$2.78
Hypothetical*	0.57%	1,000.00	1,022.33	2.91

Class B(a)
Actual	0.82%	$1,000.00	$932.90	$4.00
Hypothetical*	0.82%	1,000.00	1,021.07	4.18

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

5

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.1%
Boeing Co. (The)	256,000	$18,777,600
Honeywell International, Inc.	497,000	27,011,950
Lockheed Martin Corp.	192,000	15,532,800
Raytheon Co. (a)	553,000	26,754,140

		88,076,490

Airlines—1.4%
Southwest Airlines Co.	4,640,000	39,718,400

Automobiles—1.2%
General Motors Co.*	1,600,000	32,432,000

Beverages—1.4%
Beam, Inc	280,000	14,344,400
PepsiCo, Inc.	378,000	25,080,300

		39,424,700

Biotechnology—1.2%
Amgen, Inc.	532,000	34,159,720

Capital Markets—4.0%
Ameriprise Financial, Inc.	365,000	18,118,600
Goldman Sachs Group, Inc. (The)	135,000	12,208,050
Legg Mason, Inc. (a)	345,000	8,297,250
Morgan Stanley	2,985,000	45,163,050
State Street Corp.	714,000	28,781,340

		112,568,290

Chemicals—0.7%
Monsanto Co.	297,000	20,810,790

Commercial Banks—4.1%
Fifth Third Bancorp.	1,910,000	24,295,200
KeyCorp.	3,165,000	24,338,850
U.S. Bancorp. (a)	1,405,000	38,005,250
Wells Fargo & Co.	1,055,000	29,075,800

		115,715,100

Communications Equipment—1.3%
Cisco Systems, Inc.	1,955,000	35,346,400

Computers & Peripherals—1.3%
Dell, Inc.*	1,495,000	21,871,850
Hewlett-Packard Co.	555,000	14,296,800

		36,168,650

Construction Materials—1.1%
Vulcan Materials Co. (a)	815,000	32,070,250

Consumer Finance—2.1%
American Express Co.	831,000	$39,198,270
SLM Corp.	1,540,000	20,636,000

		59,834,270

Diversified Consumer Services—0.8%
H&R Block, Inc. (a)	1,405,000	22,943,650

Diversified Financial Services—3.9%
Bank of America Corp.	5,845,000	32,498,200
JPMorgan Chase & Co.	2,285,000	75,976,250

		108,474,450

Diversified Telecommunication Services—2.5%
AT&T, Inc. (a)	2,345,000	70,912,800

Electric Utilities—3.3%
Entergy Corp. (a)	575,000	42,003,750
Exelon Corp. (a)	1,183,000	51,306,710

		93,310,460

Electronic Equipment, Instruments & Components—0.8%
TE Connectivity, Ltd.	700,000	21,567,000

Energy Equipment & Services—1.9%
Baker Hughes, Inc.	793,000	38,571,520
Schlumberger, Ltd. (a)	198,000	13,525,380

		52,096,900

Food & Staples Retailing—1.2%
Wal-Mart Stores, Inc. (a)	567,000	33,883,920

Food Products—1.0%
Kellogg Co.	525,000	26,549,250

Health Care Equipment & Supplies—1.2%
Covidien plc	762,000	34,297,620

Household Products—2.1%
Kimberly-Clark Corp.	279,000	20,523,240
Procter & Gamble Co. (The) (a)	557,000	37,157,470

		57,680,710

Independent Power Producers & Energy Traders—1.0%
NRG Energy, Inc.* (a)	1,590,000	28,810,800

Industrial Conglomerates—4.0%
3M Co.	654,000	53,451,420
General Electric Co.	3,340,000	59,819,400

		113,270,820

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—99.0% of Net Assets—(Continued)

Security Description	Shares	Value

Insurance—3.0%
Allstate Corp. (The)	1,065,000	$29,191,650
Marsh & McLennan Cos., Inc.	1,720,000	54,386,400

		83,578,050

IT Services—3.2%
International Business Machines Corp.	293,500	53,968,780
Western Union Co.	1,995,000	36,428,700

		90,397,480

Life Sciences Tools & Services—0.9%
Thermo Fisher Scientific, Inc.*	581,000	26,127,570

Machinery—2.2%
Illinois Tool Works, Inc.	965,000	45,075,150
Ingersoll-Rand plc	500,000	15,235,000

		60,310,150

Media—6.1%
AMC Networks, Inc.—Class A* (a)	220,000	8,267,600
Cablevision Systems Corp.—Class A	790,000	11,233,800
Comcast Corp.—Class A (a)	950,000	22,524,500
Liberty Media Corp.—Liberty Capital— Class A*	153,168	11,954,762
Madison Square Garden, Inc. (The)— Class A*	270,000	7,732,800
Time Warner Cable, Inc.	718,000	45,643,260
Time Warner, Inc.	1,795,000	64,871,300

		172,228,022

Metals & Mining—0.8%
Nucor Corp. (a)	380,000	15,036,600
United States Steel Corp. (a)	305,000	8,070,300

		23,106,900

Multi-Utilities—0.5%
NiSource, Inc. (a)	540,000	12,857,400

Multiline Retail—1.0%
Kohl’s Corp.	560,000	27,636,000

Oil, Gas & Consumable Fuels—15.4%
Chevron Corp.	1,002,500	106,666,000
EQT Corp.	221,000	12,108,590
Exxon Mobil Corp.	1,065,000	90,269,400
Murphy Oil Corp.	800,000	44,592,000
Newfield Exploration Co.* (a)	525,000	19,808,250
Royal Dutch Shell plc (ADR)	686,000	50,139,740
Spectra Energy Corp.	1,695,000	52,121,250
Total S.A. (ADR) (a)	1,090,000	55,709,900

		431,415,130

Paper & Forest Products—1.5%
International Paper Co.	1,422,300	$42,100,080

Personal Products—0.8%
Avon Products, Inc.	1,230,000	21,488,100

Pharmaceuticals—7.5%
Johnson & Johnson	899,000	58,956,420
Merck & Co., Inc.	1,840,000	69,368,000
Pfizer, Inc.	3,810,000	82,448,400

		210,772,820

Real Estate Investment Trusts—1.4%
Weyerhaeuser Co.	2,100,000	39,207,000

Real Estate Management & Development—0.5%
St. Joe Co. (The)* (a)	950,000	13,927,000

Road & Rail—3.2%
Canadian Pacific Railway, Ltd. (a)	501,000	33,902,670
Union Pacific Corp.	521,500	55,247,710

		89,150,380

Software—2.5%
Microsoft Corp.	2,725,000	70,741,000

Specialty Retail—1.4%
Lowe’s Cos., Inc.	1,555,000	39,465,900

Wireless Telecommunication Services—0.5%
Sprint Nextel Corp.* (a)	5,485,000	12,834,900

Total Common Stocks (Cost $3,006,890,799)		2,777,467,322

Short-Term Investments—5.2%

Mutual Funds—5.2%
State Street Navigator Securities Lending Prime Portfolio (b)	121,770,081	121,770,081
T. Rowe Price Government Reserve Investment Fund**	23,614,286	23,614,286

Total Short-Term Investments (Cost $145,384,367)		145,384,367

Total Investments—104.2% (Cost $3,152,275,166#)		2,922,851,689
Other Assets and Liabilities (net)—(4.2)%		(116,670,377)

Net Assets—100.0%		$2,806,181,312

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2011

*	Non-income producing security.
**	Affiliated issuer. (See Note 8 in Financial Statements for a summary of transactions in the investment of affiliated issuers.)
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $3,174,201,041. The aggregate unrealized appreciation and depreciation of investments were $99,194,064 and $(350,543,416), respectively, resulting in net unrealized depreciation of $(251,349,352) for federal income tax purpose.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $133,475,914 and the collateral received consisted of cash in the amount of $121,770,081 and non-cash collateral with a value of $13,432,125. The cash collateral is invested in a money market fund managed by an affiliate of the custodian. The non-cash collateral received consists primarily of government securities and bank letters of credit, and are held for the benefit of the Portfolio at the Portfolio’s custodian. The Portfolio cannot repledge or resell this collateral. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Represents investment of cash collateral received from securities lending transactions.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,777,467,322	$—	$—	$2,777,467,322
Total Short-Term Investments*	145,384,367	—	—	145,384,367
Total Investments	$2,922,851,689	$—	$—	$2,922,851,689

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$2,899,237,403
Affiliated investments at value (c)	23,614,286
Receivable for investments sold	8,790,030
Receivable for shares sold	123,436
Dividends receivable	5,782,287
Interest receivable	1,746

Total assets	2,937,549,188

Liabilities
Payables for:
Investments purchased	7,007,970
Shares redeemed	919,554
Collateral for securities loaned	121,770,081
Accrued Expenses:
Management fees	1,277,245
Distribution and service fees - Class B	185,776
Administration fees	11,393
Custodian and accounting fees	14,861
Deferred trustees’ fees	25,067
Other expenses	155,929

Total liabilities	131,367,876

Net Assets	$2,806,181,312

Net Assets Represented by
Paid in surplus	$3,514,858,766
Accumulated net realized loss	(527,253,467)
Unrealized depreciation on investments and foreign currency transactions	(229,422,679)
Undistributed net investment income	47,998,692

Net Assets	$2,806,181,312

Net Assets
Class A	$1,922,565,881
Class B	883,615,431
Capital Shares Outstanding*
Class A	91,543,603
Class B	42,335,887
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$21.00
Class B	20.87

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,128,660,880.
(b)	Includes securities loaned at value of $133,475,914.
(c)	Identified cost of affiliated investments was $23,614,286.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$63,356,397
Interest from affiliated investments	20,063
Interest (b)	2,151,415

Total investment income	65,527,875

Expenses
Management fees	14,843,399
Administration fees	131,491
Custodian and accounting fees	192,386
Distribution and service fees - Class B	2,385,833
Audit and tax services	33,061
Legal	58,799
Trustees’ fees and expenses	35,424
Shareholder reporting	227,247
Insurance	13,573
Miscellaneous	27,985

Total expenses	17,949,198
Less management fee waiver	(511,226)
Less broker commission recapture	(72,495)

Net expenses	17,365,477

Net investment income	48,162,398

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain on:
Investments	499,011,090
Futures contracts	469,728
Foreign currency transactions	2,986

Net realized gain on investments, futures contracts and foreign currency transactions	499,483,804

Net change in unrealized appreciation (depreciation) on:
Investments	(714,272,213)
Foreign currency transactions	798

Net change in unrealized depreciation on investments and foreign currency transactions	(714,271,415)

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(214,787,611)

Net Decrease in Net Assets from Operations	$(166,625,213)

(a)	Net of foreign withholding taxes of $892,067.
(b)	Includes net income on securities loaned of $2,148,601.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$48,162,398	$16,807,009
Net realized gain on investments, futures contracts and foreign currency transactions	499,483,804	130,264,197
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(714,271,415)	196,302,474

Net increase (decrease) in net assets resulting from operations	(166,625,213)	343,373,680

Distributions to Shareholders
From net investment income
Class A	(10,607,585)	(14,568,737)
Class B	(6,073,407)	(9,790,143)

Net decrease in net assets resulting from distributions	(16,680,992)	(24,358,880)

Net increase (decrease) in net assets from capital share transactions	709,363,633	(120,141,179)

Net Increase in Net Assets	526,057,428	198,873,621
Net assets at beginning of period	2,280,123,884	2,081,250,263

Net assets at end of period	$2,806,181,312	$2,280,123,884

Undistributed net investment income at end of period	$47,998,692	$16,698,352

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	40,714,912	$939,538,330	4,982,905	$98,839,070
Reinvestments	465,449	10,607,585	692,430	14,568,737
Redemptions	(7,014,057)	(150,255,769)	(8,427,814)	(169,378,024)

Net increase (decrease)	34,166,304	$799,890,146	(2,752,479)	$(55,970,217)

Class B
Sales	3,733,516	$78,833,716	3,669,582	$72,229,007
Reinvestments	267,668	6,073,407	467,310	9,790,143
Redemptions	(8,201,717)	(175,433,636)	(7,435,290)	(146,190,112)

Net decrease	(4,200,533)	$(90,526,513)	(3,298,398)	$(64,170,962)

Increase (decrease) derived from capital shares transactions		$709,363,633		$(120,141,179)

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$22.00	$18.97	$16.44	$28.89	$29.36

Income (Loss) from Investment Operations
Net investment income(a)	0.42	0.18	0.22	0.43	0.45
Net realized and unrealized gain (loss) on investments	(1.23)	3.10	2.73	(9.93)	0.73

Total from investment operations	(0.81)	3.28	2.95	(9.50)	1.18

Less Distributions
Distributions from net investment income	(0.19)	(0.25)	(0.42)	(0.44)	(0.31)
Distributions from net realized capital gains	0.00	0.00	0.00	(2.51)	(1.34)

Total distributions	(0.19)	(0.25)	(0.42)	(2.95)	(1.65)

Net Asset Value, End of Period	$21.00	$22.00	$18.97	$16.44	$28.89

Total Return (%)	(3.77)	17.33	18.67	(36.19)	4.01

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.58	0.55	0.56	0.53	0.52
Ratio of net expenses to average net assets (%)(b)	0.56	0.55	0.56	0.52	0.51
Ratio of net investment income to average net assets (%)	1.96	0.92	1.38	1.92	1.55
Portfolio turnover rate (%)	103.5	53.9	83.5	112.2	84.1
Net assets, end of period (in millions)	$1,922.6	$1,262.3	$1,140.8	$1,546.8	$2,608.8

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$21.87	$18.87	$16.33	$28.69	$29.20

Income (Loss) from Investment Operations
Net investment income(a)	0.33	0.13	0.16	0.37	0.38
Net realized and unrealized gain (loss) on investments	(1.20)	3.07	2.74	(9.86)	0.71

Total from investment operations	(0.87)	3.20	2.90	(9.49)	1.09

Less Distributions
Distributions from net investment income	(0.13)	(0.20)	(0.36)	(0.36)	(0.26)
Distributions from net realized capital gains	0.00	0.00	0.00	(2.51)	(1.34)

Total distributions	(0.13)	(0.20)	(0.36)	(2.87)	(1.60)

Net Asset Value, End of Period	$20.87	$21.87	$18.87	$16.33	$28.69

Total Return (%)	(4.01)	17.02	18.39	(36.33)	3.72

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.83	0.80	0.81	0.78	0.77
Ratio of net expenses to average net assets (%)(b)	0.81	0.80	0.81	0.77	0.76
Ratio of net investment income to average net assets (%)	1.52	0.67	1.00	1.66	1.31
Portfolio turnover rate (%)	103.5	53.9	83.5	112.2	84.1
Net assets, end of period (in millions)	$883.6	$1,017.8	$940.4	$837.4	$1,546.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Large Cap Value Portfolio (formerly Lord Abbett Growth and Income Portfolio) (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

13

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transactions, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

14

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. (the “Subadviser”), effective May 1, 2011, for investment subadvisory services in connection with the investment management of the Portfolio. Prior to May 1, 2011, the Adviser had a subadvisory agreement with Lord, Abbett & Co. LLC for investment subadvisory services in connection with the investment management of the Portfolio.

15

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the term’s of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee at the annual rate of the Portfolio’s daily net assets that is calculated according to the fee schedule set forth in the table below. If the assets of the Portfolio cross a threshold in reverse (i.e., decline below a threshold), then the absolute dollar fee payable by the Portfolio to the Adviser shall not be more than the minimum fee payable at the immediately higher threshold. When the Portfolio’s assets cross a threshold in reverse, the fee payable to the Adviser shall be calculated according to the footnotes immediately following the table below.

Assets	Asset Range $0 to $100,000,000[1]	Asset Range $100,000,000 to $200,000,000[2]	Asset Range $200,000,000 to $500,000,000[3]	Asset Range $500,000,000 to $1,000,000,000[4]	Asset Range $1,000,000,000 And Up

First $50,000,000	0.750%	0.650%	0.620%	0.595%	0.570%

Next $50,000,000	0.700%	0.650%	0.620%	0.595%	0.570%

Next $100,000,000	N/A	0.650%	0.620%	0.595%	0.570%

Next $300,000,000	N/A	N/A	0.620%	0.595%	0.570%

Next $500,000,000	N/A	N/A	N/A	0.570%	0.570%

Excess over $1,000,000,000	N/A	N/A	N/A	N/A	0.570%

[1]

When the Portfolio’s net assets decline below $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.750% of the first $50 million of such assets plus 0.700% of such assets over $50 million up to $100 million and (2) the fee on $100 million calculated at a flat rate of 0.650%.

[2]

When the Portfolio’s net assets decline below $200 million but are over $100 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.650% and (2) the fee on $200 million calculated at a flat rate of 0.620%.

[3]

When the Portfolio’s net assets decline below $500 million but are over $200 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at a flat rate of 0.620% and (2) the fee on $500 million calculated at a flat rate of 0.595%.

[4]

When the Portfolio’s net assets decline below $1 billion but are over $500 million, the fee payable to the Adviser shall be the lower of (1) the fee on the Portfolio’s daily net assets calculated at 0.595% of the first $500 million of such assets plus 0.570% of such assets over $500 million up to $1 billion and (2) the fee on $1 billion calculated at a flat rate of 0.570%.

For the year ended December 31, 2011, the Adviser earned management fees in the amount of $14,843,399 for managing the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Prior to May 1, 2011, the Portfolio paid the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets

0.60%	First $600 Million

0.55%	$600 Million to $1.1 Billion

0.50%	$1.1 Billion to $1.5 Billion

0.45%	Over $1.5 Billion

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund, Inc. (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Adviser has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts waived for the year ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

16

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

The subadvisory fee waiver schedule for the period May 1, 2011 through December 31, 2011 was:

Percentage Fee Waiver	Combined Assets

0.0%	First $750 Million

5.0%	Next $750 Million

7.5%	Next $1.5 Billion

10.0%	Excess over $3 Billion

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$3,529,374,887	$—	$2,760,846,434

During the year ended December 31, 2011, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $242,114,873. The Portfolio also engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $9,088,438 in purchases of investments which is included above.

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may

17

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

5. Investments in Derivative Instruments - continued

not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through April 29, 2011, the Portfolio had bought and sold $559,976,322 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $469,728 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

8. Transactions in Securities of Affiliated Issuers

Security Description	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011	Interest earned from affiliates during the period

T. Rowe Price Government Reserve Investment Fund	—	311,791,822	(288,177,536)	23,614,286	$20,063

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$16,680,992	$24,358,880	$—	$—	$16,680,992	$24,358,880

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Loss Carryforwards	Total

$48,023,759	$—	$(251,348,554)	$(505,327,592)	$(708,652,387)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term

18

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Income Tax Information - continued

losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $505,327,592.

10. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

19

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Large Cap Value Portfolio (formerly named Lord Abbett Growth and Income Portfolio), one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Large Cap Value Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

23

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the T. Rowe Price Large Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

24

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the T. Rowe Price Large Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and its Lipper Index for the one-, three- and five-year periods ended June 30, 2011. The Board also considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one-, three- and five- year periods ended September 30, 2011. The Board took into account the fact that the Portfolio’s previous sub-adviser was replaced effective May 2, 2011, and noted that performance prior to that date reflects the performance of the previous sub-adviser. The Board concluded that the Portfolio’s underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to

25

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the T. Rowe Price Large Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Sub-Adviser voluntarily agreed to waive a portion of its sub-advisory fee on assets over a certain level and that the Adviser voluntarily agreed to waive its advisory fees in an amount equal to any waived sub-advisory fees. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules

26

MET INVESTORS SERIES TRUST

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the T. Rowe Price Large Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contain breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board also noted that the management fee is below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

27

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust T. Rowe Price Mid Cap Growth Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned -1.40%, -1.65%, and -1.63%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned -1.65%.

Market Environment/Conditions

Major U.S. stock market indexes moved in a wide trading range in 2011 but were ultimately little changed for the year. Market volatility was high, driven by economic and geopolitical concerns. As the year began, equities climbed as the U.S. economy showed signs of strengthening and the Federal Reserve was in the midst of purchasing $600 billion in Treasury securities through June to suppress longer-term interest rates and promote economic growth. The rally was supported by a two-year extension of the Bush-era tax cuts at the end of 2010, healthy corporate earnings, and merger activity. Shares reached new bull market highs by the end of April despite turmoil in various Middle East and North African countries and sharp increases in oil and other commodity prices.

Portfolio Review/Year-End Positioning

Stock selection within Information Technology was the primary contributor to relative outperformance, thanks to Motorola Mobility, Nuance Communications, and National Semiconductor. Motorola Mobility and National Semiconductor appreciated on merger and acquisition bids, while Nuance Communications, a developer of speech-recognition technology, rose on strong earnings and continued growth of mobile communications. Apple’s introduction of speech-dictation application SIRI raised the technology’s profile, and Nuance Communications’ focus on speech recognition makes it well positioned to benefit from its increasing demand.

The Information Technology sector is enjoying several positive trends, including the shift to mobile computing, increased online advertising and commerce, and the delivery of software and computing resources over the Internet. Our focus is on companies working to change the current landscape through innovative software, hardware, and technology platforms.

Favorable security choices as well as an overweight to Health Care also boosted relative results. Valeant Pharmaceuticals and Elan were the main drivers of outperformance. Despite uncertainties from both economic instability and the implementation of health care reform, the sector provides considerable investment opportunities. Positive long-term dynamics include shifting demographics, demand for higher quality of life and willingness to spend on health care accordingly, the pace of scientific advances, and prospects for safer and better drugs. We believe that companies developing new, innovative medical products or delivering high-quality, low-cost treatments are likely to see their stock prices rewarded.

Holdings in Industrials and Business Services also outpaced their benchmark peers, with Fastenal and Roper Industries among the main drivers of outperformance.

Stock choices in Materials were the largest relative detractors from returns. Performance of companies leveraged to gold diverged from gold prices, with shares of metals and mining companies falling more than physical gold. Investor concerns about a wide range of potential issues, including capital allocation, valuations, rising costs, political instability, additional government tax levies, and the desire for physical gold exerted pressure on the industry. The main detractors within the Portfolio were Agnico-Eagle Mines, HudBay Minerals, and Osisko Mining, which all succumbed to rising production costs and unexpected production slowdowns. The Materials sector does not possess the growth characteristics we seek and typically represents a small portion of the Portfolio’s investment. The sole industry within this sector with consistent, albeit small, portfolio exposure is metals and mining.

Our stock choices in Financials also weighed on relative results. Performance in Financials was impacted by holdings in Jones Lang LaSalle, Principal Financial Group, and TCF Financial, all of which suffered double-digit declines. This sector does not typically represent a major area of investment for the Portfolio. Our largest current exposure to Financials is in the insurance industry, which we believe will benefit from an improving pricing environment in addition to strong management teams. We hold several financial exchanges in the diversified financial services industry, and our capital markets holdings are differentiated businesses with strong franchises.

Consumer Discretionary group weighting negatively impacted results, although stock picks within the sector somewhat mitigated the relative detraction. We continue to focus on “category killer” firms that dominate their markets, and seek companies with strong brands and innovative managements that will prosper as they seize market share from less-nimble competitors. Our largest areas of investment are generally in hotels, restaurants and leisure, media, and specialty retail companies.

We favor well-run companies with exposure to strong and growing end-markets and shareholder-friendly management teams. We prefer companies with differentiated products, strong organic growth, and favorable competitive environments and look for strong brands, managements with a record of creating shareholder value, and sustainable business models.

Brian W.H. Berghuis, CFA, MBA, Portfolio Manager

T. Rowe Price Associates, Inc.

1

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary* (continued)

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Dollar General Corp.	2.0
Nuance Communications, Inc.	1.9
AMETEK, Inc.	1.9
Roper Industries, Inc.	1.7
IHS, Inc. - Class A	1.6
Gardner Denver, Inc.	1.5
DENTSPLY International, Inc.	1.4
Global Payments, Inc.	1.4
Calpine Corp.	1.4
Fastenal Co.	1.4

Top Sectors

% of Market Value of Total Investments
Non-Cyclical	21.1
Technology	17.4
Industrials	16.1
Cyclical	14.5
Communications	8.7
Energy	7.4
Financials	6.9
Cash & Cash Equivalents	3.8
Basic Materials	2.7
Utilities	1.4

2

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

T. Rowe Price Mid Cap Growth Portfolio managed by

T. Rowe Price Associates, Inc. vs. Russell Midcap Growth Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 year	5 Year	10 Year
T. Rowe Price Mid Cap Growth
Portfolio—Class A	-1.40%	5.56%	3.83%
Class B	-1.65%	5.30%	3.57%
Class E	-1.63%	5.39%	3.65%
Russell Midcap Growth Index[1]	-1.65%	2.44%	5.29%

The performance of Class B shares, as set forth in the line graph above, will differ from that of the other classes because of the difference in expenses paid by policyholders investing in the different share classes.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.76%	$1,000.00	$919.00	$3.68
Hypothetical*	0.76%	1,000.00	1,021.37	3.87

Class B(a)
Actual	1.01%	$1,000.00	$917.70	$4.88
Hypothetical*	1.01%	1,000.00	1,020.11	5.14

Class E(a)
Actual	0.91%	$1,000.00	$917.60	$4.40
Hypothetical*	0.91%	1,000.00	1,020.61	4.63

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—95.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.7%
Goodrich Corp.	103,000	$12,741,100
Rockwell Collins, Inc.	150,000	8,305,500
Spirit AeroSystems Holdings, Inc.—Class A*	54,000	1,122,120
Textron, Inc. (a)	836,000	15,457,640

		37,626,360

Air Freight & Logistics—0.4%
UTI Worldwide, Inc. (a)	396,000	5,262,840

Automobiles—0.4%
Harley-Davidson, Inc.	120,000	4,664,400
Tesla Motors, Inc.* (a)	50,000	1,428,000

		6,092,400

Beverages—0.1%
Hansen Natural Corp.*	8,000	737,120

Biotechnology—2.6%
Alexion Pharmaceuticals, Inc.*	161,000	11,511,500
Amylin Pharmaceuticals, Inc.* (a)	138,000	1,570,440
Human Genome Sciences, Inc.* (a)	429,000	3,170,310
Regeneron Pharmaceuticals, Inc.* (a)	197,000	10,919,710
Theravance, Inc.* (a)	246,000	5,436,600
Vertex Pharmaceuticals, Inc.*	100,000	3,321,000

		35,929,560

Capital Markets—1.2%
Charles Schwab Corp. (The)	108,000	1,216,080
Eaton Vance Corp. (a)	199,000	4,704,360
TD Ameritrade Holding Corp.	704,000	11,017,600

		16,938,040

Chemicals—0.6%
Rockwood Holdings, Inc.*	208,000	8,188,960

Commercial Banks—0.5%
TCF Financial Corp. (a)	657,000	6,780,240

Communications Equipment—1.6%
Aruba Networks, Inc.* (a)	74,000	1,370,480
JDS Uniphase Corp.*	1,183,000	12,350,520
Motorola Mobility Holdings, Inc.*	239,000	9,273,200

		22,994,200

Construction & Engineering—1.2%
Quanta Services, Inc.*	780,000	16,801,200

Diversified Consumer Services—0.5%
Weight Watchers International, Inc. (a)	119,000	$6,546,190

Diversified Financial Services—2.2%
CBOE Holdings, Inc. (a)	298,000	7,706,280
IntercontinentalExchange, Inc.*	60,000	7,233,000
MSCI, Inc.—Class A* (a)	478,000	15,740,540

		30,679,820

Electrical Equipment—5.1%
Acuity Brands, Inc. (a)	115,000	6,095,000
AMETEK, Inc. (a)	622,000	26,186,200
Babcock & Wilcox Co.*	632,000	15,256,480
Roper Industries, Inc. (a)	271,000	23,541,770

		71,079,450

Electronic Equipment, Instruments & Components—2.4%
Dolby Laboratories, Inc.—Class A*	222,000	6,773,220
FLIR Systems, Inc. (a)	404,000	10,128,280
Trimble Navigation, Ltd.*	399,000	17,316,600

		34,218,100

Energy Equipment & Services—2.3%
FMC Technologies, Inc.*	239,000	12,482,970
McDermott International, Inc.*	1,021,000	11,751,710
Trican Well Service, Ltd.	471,000	8,129,075

		32,363,755

Food & Staples Retailing—1.8%
Shoppers Drug Mart Corp.	452,000	18,287,142
Whole Foods Market, Inc.	100,000	6,958,000

		25,245,142

Health Care Equipment & Supplies—5.1%
C.R. Bard, Inc.	159,000	13,594,500
CareFusion Corp.*	518,000	13,162,380
Cooper Cos., Inc. (The)	80,000	5,641,600
DENTSPLY International, Inc. (a)	580,000	20,294,200
Edwards Lifesciences Corp.*	100,000	7,070,000
IDEXX Laboratories, Inc.* (a)	162,000	12,467,520

		72,230,200

Health Care Providers & Services—2.9%
Henry Schein, Inc.* (a)	254,000	16,365,220
Laboratory Corp. of America Holdings*	102,000	8,768,940
MEDNAX, Inc.*	103,000	7,417,030
Universal Health Services, Inc.—Class B (a)	199,000	7,733,140

		40,284,330

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Technology—1.3%
Allscripts Healthcare Solutions, Inc.*	420,000	$7,954,800
SXC Health Solutions Corp.*	191,000	10,787,680

		18,742,480

Hotels, Restaurants & Leisure—3.9%
Chipotle Mexican Grill, Inc.* (a)	28,000	9,456,720
Choice Hotels International, Inc. (a)	203,000	7,724,150
Marriott International, Inc.-Class A	477,000	13,914,090
Panera Bread Co.—Class A* (a)	68,000	9,618,600
Starbucks Corp.	120,000	5,521,200
Tim Hortons, Inc.	175,000	8,473,500

		54,708,260

Independent Power Producers & Energy Traders—1.4%
Calpine Corp.*	1,198,000	19,563,340

Insurance—2.8%
Aon Corp.	161,000	7,534,800
HCC Insurance Holdings, Inc.	283,000	7,782,500
Principal Financial Group, Inc.	281,000	6,912,600
W.R. Berkley Corp.	279,000	9,594,810
Willis Group Holdings plc	204,000	7,915,200

		39,739,910

Internet & Catalog Retail—1.0%
Liberty Media Corp.—Interactive—Class A*	439,000	7,118,385
Netflix, Inc.*	95,000	6,582,550

		13,700,935

Internet Software & Services—0.8%
Akamai Technologies, Inc.*	199,000	6,423,720
Rackspace Hosting, Inc.* (a)	120,000	5,161,200

		11,584,920

IT Services—5.6%
Amdocs, Ltd.*	539,000	15,377,670
Fiserv, Inc.*	259,000	15,213,660
Gartner, Inc.—Class A*	482,000	16,759,140
Global Payments, Inc. (a)	419,000	19,852,220
Western Union Co.	594,000	10,846,440

		78,049,130

Life Sciences Tools & Services—1.5%
Bruker Corp.*	595,000	7,389,900
Covance, Inc.* (a)	316,000	14,447,520

		21,837,420

Machinery—4.8%
Crane Co. (a)	118,000	$5,511,780
Gardner Denver, Inc. (a)	267,000	20,575,020
IDEX Corp. (a)	378,000	14,027,580
Pall Corp.	319,000	18,230,850
WABCO Holdings, Inc.*	209,000	9,070,600

		67,415,830

Media—2.2%
Discovery Communications, Inc.—Class A*	142,000	5,817,740
Discovery Communications, Inc.—Class C*	239,000	9,010,300
Lamar Advertising Co.—Class A* (a)	440,000	12,100,000
Liberty Media Corp.—Liberty Capital—Class A*	48,000	3,746,400

		30,674,440

Metals & Mining—2.1%
Agnico-Eagle Mines, Ltd.	279,000	10,133,280
Franco-Nevada Corp.	279,000	10,640,331
HudBay Minerals, Inc.	393,000	3,878,910
Osisko Mining Corp.*	508,000	4,915,887

		29,568,408

Multiline Retail—2.8%
Dollar General Corp.*	677,000	27,851,780
Kohl’s Corp.	240,000	11,844,000

		39,695,780

Oil, Gas & Consumable Fuels—5.9%
CONSOL Energy, Inc.	426,000	15,634,200
Continental Resources, Inc.* (a)	120,000	8,005,200
EQT Corp.	249,000	13,642,710
Laredo Petroleum Holdings, Inc.* (a)	78,500	1,750,550
QEP Resources, Inc.	319,000	9,346,700
Range Resources Corp.	241,000	14,927,540
SM Energy Co.	160,000	11,696,000
Ultra Petroleum Corp.*	271,000	8,029,730

		83,032,630

Pharmaceuticals—1.4%
Elan Corp. plc (ADR)*	642,000	8,821,080
Valeant Pharmaceuticals International, Inc.*	242,000	11,298,980

		20,120,060

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—3.5%
IHS, Inc.—Class A*	267,000	$23,004,720
Manpower, Inc.	358,000	12,798,500
Robert Half International, Inc.	156,000	4,439,760
Verisk Analytics, Inc.—Class A*	240,000	9,631,200

		49,874,180

Real Estate Management & Development—0.4%
Jones Lang LaSalle, Inc.	94,000	5,758,440

Road & Rail—1.3%
Hertz Global Holdings, Inc.*	882,000	10,337,040
Kansas City Southern*	118,000	8,025,180

		18,362,220

Semiconductors & Semiconductor Equipment—6.1%
Altera Corp.	256,000	9,497,600
Atmel Corp.* (a)	1,276,000	10,335,600
Cree, Inc.* (a)	120,000	2,644,800
Intersil Corp.—Class A	643,000	6,712,920
Marvell Technology Group, Ltd.*	782,000	10,830,700
Microchip Technology, Inc. (a)	243,000	8,901,090
NVIDIA Corp.*	720,000	9,979,200
PMC-Sierra, Inc.*	268,000	1,476,680
Silicon Laboratories, Inc.* (a)	240,000	10,420,800
Xilinx, Inc.	469,000	15,036,140

		85,835,530

Software—6.7%
Ariba, Inc.*	237,000	6,654,960
Concur Technologies, Inc.* (a)	222,000	11,275,380
FactSet Research Systems, Inc. (a)	116,000	10,124,480
Informatica Corp.*	100,000	3,693,000
MICROS Systems, Inc.* (a)	235,000	10,946,300
Nuance Communications, Inc.*	1,043,000	26,241,880
Red Hat, Inc.*	358,000	14,781,820
Rovi Corp.* (a)	120,000	2,949,600
TIBCO Software, Inc.*	316,000	7,555,560

		94,222,980

Specialty Retail—3.2%
Bed Bath & Beyond, Inc.*	152,000	8,811,440
CarMax, Inc.* (a)	542,000	16,520,160
O’Reilly Automotive, Inc.*	240,000	19,188,000

		44,519,600

Textiles, Apparel & Luxury Goods—0.7%
Michael Kors Holdings, Ltd.*	329,258	8,075,052

Textiles, Apparel & Luxury Goods—(Continued)
Michael Kors Holdings, Ltd.* (b)	70,600	$1,923,850

		9,998,902

Thrifts & Mortgage Finance—0.4%
BankUnited, Inc. (a)	236,000	5,189,640

Trading Companies & Distributors—2.1%
Air Lease Corp.* (a)	334,000	7,919,140
Fastenal Co.	441,000	19,232,010
MSC Industrial Direct Co., Inc.—Class A (a)	30,000	2,146,500

		29,297,650

Total Common Stocks (Cost $1,130,859,013)		1,341,490,592

Preferred Stocks—0.1%

Internet Software & Services—0.1%
Workday, Inc.* (b)	64,415	854,143

Total Preferred Stocks (Cost $854,143)		854,143

Convertible Preferred Stocks—0.6%

Internet Software & Services—0.6%
Coupon.Com, (Series B)* (b)	592,662	3,255,700
LivingSocial, Inc., (Series E)* (b)	757,490	5,825,098

Total Convertible Preferred Stocks (Cost $7,536,276)		9,080,798

Short-Term Investments—16.0%

Mutual Funds—16.0%
State Street Navigator Securities Lending Prime Portfolio (c)	171,033,902	171,033,902
T. Rowe Price Government Reserve Investment Fund**	52,965,574	52,965,574

Total Short-Term Investments (Cost $223,999,476)		223,999,476

Total Investments—112.2% (Cost $1,363,248,908#)		1,575,425,009
Other Assets and Liabilities (net)—(12.2)%		(171,352,993)

Net Assets—100.0%		$1,404,072,016

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

*	Non-income producing security.
**	Affiliated Issuer. (See Note 8 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,375,440,682. The aggregate unrealized appreciation and depreciation of investments were $279,750,528 and $(79,766,201), respectively, resulting in net unrealized appreciation of $199,984,327 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $165,821,701 and the collateral received consisted of cash in the amount of $171,033,902. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Security was valued in good faith under procedures approved by the Board of Trustees.
(c)	Represents investment of cash collateral received from securities lending transactions.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$37,626,360	$—	$—	$37,626,360
Air Freight & Logistics	5,262,840	—	—	5,262,840
Automobiles	6,092,400	—	—	6,092,400
Beverages	737,120	—	—	737,120
Biotechnology	35,929,560	—	—	35,929,560
Capital Markets	16,938,040	—	—	16,938,040
Chemicals	8,188,960	—	—	8,188,960
Commercial Banks	6,780,240	—	—	6,780,240
Communications Equipment	22,994,200	—	—	22,994,200
Construction & Engineering	16,801,200	—	—	16,801,200
Diversified Consumer Services	6,546,190	—	—	6,546,190
Diversified Financial Services	30,679,820	—	—	30,679,820
Electrical Equipment	71,079,450	—	—	71,079,450
Electronic Equipment, Instruments & Components	34,218,100	—	—	34,218,100
Energy Equipment & Services	32,363,755	—	—	32,363,755
Food & Staples Retailing	25,245,142	—	—	25,245,142
Health Care Equipment & Supplies	72,230,200	—	—	72,230,200
Health Care Providers & Services	40,284,330	—	—	40,284,330
Health Care Technology	18,742,480	—	—	18,742,480
Hotels, Restaurants & Leisure	54,708,260	—	—	54,708,260
Independent Power Producers & Energy Traders	19,563,340	—	—	19,563,340
Insurance	39,739,910	—	—	39,739,910
Internet & Catalog Retail	13,700,935	—	—	13,700,935
Internet Software & Services	11,584,920	—	—	11,584,920
IT Services	78,049,130	—	—	78,049,130
Life Sciences Tools & Services	21,837,420	—	—	21,837,420
Machinery	67,415,830	—	—	67,415,830
Media	30,674,440	—	—	30,674,440
Metals & Mining	29,568,408	—	—	29,568,408
Multiline Retail	39,695,780	—	—	39,695,780
Oil, Gas & Consumable Fuels	83,032,630	—	—	83,032,630
Pharmaceuticals	20,120,060	—	—	20,120,060

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Professional Services	$49,874,180	$—	$—	$49,874,180
Real Estate Management & Development	5,758,440	—	—	5,758,440
Road & Rail	18,362,220	—	—	18,362,220
Semiconductors & Semiconductor Equipment	85,835,530	—	—	85,835,530
Software	94,222,980	—	—	94,222,980
Specialty Retail	44,519,600	—	—	44,519,600
Textiles, Apparel & Luxury Goods	1,923,850	8,075,052	—	9,998,902
Thrifts & Mortgage Finance	5,189,640	—	—	5,189,640
Trading Companies & Distributors	29,297,650	—	—	29,297,650
Total Common Stocks	1,333,415,540	8,075,052	—	1,341,490,592
Total Preferred Stock*	—	—	854,143	854,143
Total Convertible Preferred Stocks*	—	—	9,080,798	9,080,798
Total Short-Term Investments *	223,999,476	—	—	223,999,476
Total Investments	$1,557,415,016	$8,075,052	$9,934,941	$1,575,425,009

*	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2010	Change in Unrealized Appreciation	Purchases	Balance as of December 31, 2011	Change in unrealized Appreciation for investments Still Held at December 31, 2011
Preferred Stocks
Internet Software & Services	$—	$—	$854,143	$854,143	$—
Convertible Preferred Stock
Internet Software & Services	—	1,544,522	7,536,276	9,080,798	1,544,522

Total	$—	$1,544,522	$8,390,419	$9,934,941	$1,544,522

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$1,522,459,435
Affiliated investments at value (c)	52,965,574
Receivable for investments sold	2,734,686
Receivable for shares sold	240,900
Dividends receivable	420,208
Interest receivable	7,073

Total assets	1,578,827,876

Liabilities
Payables for:
Investments purchased	1,929,026
Shares redeemed	611,662
Collateral for securities loaned	171,033,902
Accrued Expenses:
Management fees	862,317
Distribution and service fees - Class B	174,071
Distribution and service fees - Class E	2,343
Administration fees	5,945
Custodian and accounting fees	14,983
Deferred trustees’ fees	25,067
Other expenses	96,544

Total liabilities	174,755,860

Net Assets	$1,404,072,016

Net Assets Represented by
Paid in surplus	$1,009,378,415
Accumulated net realized gain	185,640,136
Unrealized appreciation on investments and foreign currency transactions	212,176,772
Accumulated net investment loss	(3,123,307)

Net Assets	$1,404,072,016

Net Assets
Class A	$565,833,868
Class B	819,968,870
Class E	18,269,278
Capital Shares Outstanding*
Class A	59,383,966
Class B	88,633,522
Class E	1,950,989
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.53
Class B	9.25
Class E	9.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,310,283,334.
(b)	Includes securities loaned at value of $165,821,701.
(c)	Identified cost of affiliated investments was $52,965,574.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$7,493,642
Interest (b)	856,382
Interest from affiliated investments	82,640

Total investment income	8,432,664

Expenses
Management fees	11,537,563
Administration fees	77,337
Custodian and accounting fees	187,614
Distribution and service fees - Class B	2,131,821
Distribution and service fees - Class E	32,437
Audit and tax services	33,078
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	130,678
Insurance	9,290
Miscellaneous	17,185

Total expenses	14,225,713
Less management fee waiver	(390,398)
Less broker commission recapture	(37,061)

Net expenses	13,798,254

Net investment loss	(5,365,590)

Net Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	195,015,485
Futures contracts	843,710
Foreign currency transactions	(57,831)

Net realized gain on investments, futures contracts and foreign currency transactions	195,801,364

Net change in unrealized appreciation (depreciation) on:
Investments	(197,462,971)
Foreign currency transactions	230

Net change in unrealized depreciation on investments and foreign currency transactions	(197,462,741)

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(1,661,377)

Net Decrease in Net Assets from Operations	$(7,026,967)

(a)	Net of foreign withholding taxes of $144,981.
(b)	Includes net income on securities loaned of $822,398.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(5,365,590)	$(2,748,272)
Net realized gain on investments, futures contracts and foreign currency transactions	195,801,364	76,380,300
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(197,462,741)	258,202,845

Net increase (decrease) in net assets resulting from operations	(7,026,967)	331,834,873

Distributions to Shareholders
From net realized gains
Class A	(19,985,267)	—
Class B	(22,409,779)	—
Class E	(585,909)	—

Net decrease in net assets resulting from distributions	(42,980,955)	—

Net increase (decrease) in net assets from capital share transactions	(131,687,341)	104,243,629

Net Increase (Decrease) in Net Assets	(181,695,263)	436,078,502
Net assets at beginning of period	1,585,767,279	1,149,688,777

Net assets at end of period	$1,404,072,016	$1,585,767,279

Accumulated net investment loss at end of period	$(3,123,307)	$(2,695,150)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	4,323,293	$44,402,160	12,130,789	$104,608,215
Reinvestments	1,897,936	19,985,267	—	—
Redemptions	(24,048,951)	(253,894,579)	(10,677,049)	(89,400,980)

Net increase (decrease)	(17,827,722)	$(189,507,152)	1,453,740	$15,207,235

Class B
Sales	18,582,713	$182,210,930	21,237,106	$176,915,008
Reinvestments	2,188,455	22,409,779	—	—
Redemptions	(14,758,472)	(141,171,172)	(10,436,882)	(84,633,830)

Net increase	6,012,696	$63,449,537	10,800,224	$92,281,178

Class E
Sales	303,004	$3,050,145	501,243	$4,198,021
Reinvestments	56,555	585,909	—	—
Redemptions	(930,868)	(9,265,780)	(886,297)	(7,442,805)

Net decrease	(571,309)	$(5,629,726)	(385,054)	$(3,244,784)

Increase (decrease) derived from capital shares transactions		$(131,687,341)		$104,243,629

See accompanying notes to financial statements.

12

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$9.90	$7.73	$5.30		$9.83	$8.76

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.02)	(0.01)	(0.00	)+	0.01	0.02
Net realized and unrealized gain (loss) on investments	(0.09)	2.18	2.43		(3.54)	1.50

Total from investment operations	(0.11)	2.17	2.43		(3.53)	1.52

Less Distributions
Distributions from net investment income	0.00	0.00	0.00		(0.01)	(0.02)
Distributions from net realized capital gains	(0.26)	0.00	0.00		(0.99)	(0.43)

Total distributions	(0.26)	0.00	0.00		(1.00)	(0.45)

Net Asset Value, End of Period	$9.53	$9.90	$7.73		$5.30	$9.83

Total Return (%)	(1.40)	28.07	45.85		(39.62)	17.85

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.79	0.79		0.78	0.80
Ratio of net expenses to average net assets (%)(b)	0.76	0.77	0.77		0.76	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.21)	(0.10)	(0.05)		0.09	0.16
Portfolio turnover rate (%)	38.2	27.6	31.5		36.2	35.5
Net assets, end of period (in millions)	$565.8	$764.5	$585.5		$347.4	$524.2

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.64	$7.55	$5.19	$9.66	$8.62

Income (Loss) from Investment Operations
Net investment loss(a)	(0.04)	(0.03)	(0.02)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.09)	2.12	2.38	(3.47)	1.48

Total from investment operations	(0.13)	2.09	2.36	(3.48)	1.47

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.00)++
Distributions from net realized capital gains	(0.26)	0.00	0.00	(0.99)	(0.43)

Total distributions	(0.26)	0.00	0.00	(0.99)	(0.43)

Net Asset Value, End of Period	$9.25	$9.64	$7.55	$5.19	$9.66

Total Return (%)	(1.65)	27.68	45.47	(39.75)	17.64

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	1.04	1.04	1.03	1.05
Ratio of net expenses to average net assets (%)(b)	1.01	1.02	1.02	1.01	1.03
Ratio of net investment income to average net assets (%)	(0.45)	(0.33)	(0.30)	(0.16)	(0.08)
Portfolio turnover rate (%)	38.2	27.6	31.5	36.2	35.5
Net assets, end of period (in millions)	$820.0	$796.7	$542.0	$314.0	$523.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

13

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.75	$7.62	$5.24	$9.72	$8.67

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.04)	(0.02)	(0.01)	(0.01)	0.00 +
Net realized and unrealized gain (loss) on investments	(0.09)	2.15	2.39	(3.48)	1.49

Total from investment operations	(0.13)	2.13	2.38	(3.49)	1.49

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	(0.01)
Distributions from net realized capital gains	(0.26)	0.00	0.00	(0.99)	(0.43)

Total distributions	(0.26)	0.00	0.00	(0.99)	(0.44)

Net Asset Value, End of Period	$9.36	$9.75	$7.62	$5.24	$9.72

Total Return (%)	(1.63)	27.95	45.42	(39.60)	17.62

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	0.94	0.94	0.93	0.95
Ratio of net expenses to average net assets (%)(b)	0.91	0.92	0.92	0.91	0.93
Ratio of net investment income to average net assets (%)	(0.36)	(0.27)	(0.19)	(0.07)	0.00 +++
Portfolio turnover rate (%)	38.2	27.6	31.5	36.2	35.5
Net assets, end of period (in millions)	$18.3	$24.6	$22.2	$17.3	$37.3

+	Net investment income was less than $0.01 per share.
++	Distributions from net investment income were less than $0.01.
+++	Ratio of net investment income to average net assets was less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

14

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A, B and E Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

15

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, foreign currency transaction, passive foreign investment companies (PFICs), deferred trustees’ compensation, capital loss carryforwards, and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

16

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

17

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$11,537,563	0.75%	All

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective February 17, 2005, the Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Metropolitan Series Fund, Inc. (“MSF”) in the aggregate exceed $750,000,000, (ii) the Subadviser subadvises three or more portfolios of the Trust and MSF in the aggregate and (iii) at least one of those portfolios is a large cap domestic equity portfolio. The Adviser has voluntarily agreed to reduce its management fee for the Portfolio by the amount waived (if any) by the Subadviser for the Portfolio pursuant to this voluntary subadvisory fee waiver. Amounts waived for the year ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

The subadvisory fee waiver schedule for the period January 1 through December 31, 2011 was:

Percentage Fee Waiver	Combined Assets

0.0%	First $750 Million

5.0%	Next $750 Million

7.5%	Next $1.5 Billion

10.0%	Excess over $3 Billion

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreements and Plans - The Trust has distribution agreements with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A, Class B and Class E Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B and Class E distribution plans provide that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% and 0.25%, respectively, of the average daily net assets of the Portfolio attributable to its Class B and Class E Shares with respect to activities primarily intended to result in the sale of Class B and Class E Shares. However, under the Class B and Class E distribution agreements, payments to the Distributor for activities pursuant to the Class B and Class E distribution plans are currently limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of the Portfolio attributable to its Class B and Class E Shares, respectively. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plans and distribution agreements, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

18

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$563,639,195	$—	$721,322,513

During the year ended December 31, 2011, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $58,389,542 and resulted in a realized gain of $20,965,599. The Portfolio also engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc. that amounted to $107,980 in Purchases and $474,912 in Sales of investments which are included above.

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 26 through April 28, 2011, the Portfolio had bought and sold $117,190,779 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $843,710 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

8. Transactions in Securities of Affiliated Issuers

Security Description	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011	Interest earned from affiliates during the period

T. Rowe Price Government Reserve	77,240,903	229,830,968	(254,106,297)	52,965,574	$82,640

Investment Fund

19

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$—	$—	$42,980,955	$—	$42,980,955	$—

There were no distributions paid for the year ending December 31, 2010.

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$22,100,359	$170,822,675	$201,795,634	$—	$394,718,668

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

10. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

20

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Mid Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of T. Rowe Price Mid Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of T. Rowe Price Mid Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

21

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

22

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

23

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

24

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the T. Rowe Price Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

25

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the T. Rowe Price Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and Lipper Index for the one- year period ended June 30, 2011, and outperformed the median of its Performance Universe and its Lipper Index for the three- and five-year periods ended June 30, 2011. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one-, three- and five- year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including with respect to its more recent performance. Based on its review, the Board concluded that the Portfolio’s overall performance was satisfactory.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to

26

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the T. Rowe Price Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also took into account that the Adviser and the Sub-Adviser were voluntarily waiving a portion of their fees. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

27

MET INVESTORS SERIES TRUST

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the T. Rowe Price Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee do not contain breakpoints. The Board also noted that the management fee is above the asset-weighted average of comparable funds at all asset levels. The Board took into account the fact that the Adviser is voluntarily waiving a portion of its advisory fee. The Board also considered the effect of the Portfolio’s current size and potential growth on its performance and fees. The Board noted management’s discussion of the Portfolio’s advisory fee structure. The Board also noted that if the Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses. The Board concluded that the advisory fee structure for the Portfolio was reasonable and appropriate.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

28

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Third Avenue Small Cap Value Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management LLC

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Third Avenue Small Cap Value Portfolio returned -8.70% and -8.98%, respectively. The Portfolio’s benchmarks, the Russell 2000 Value Index1 and the Dow Jones U.S. Small Cap Total Stock Market Index2, returned -5.50% and -2.91%, respectively.

Market Environment / Conditions

Markets were especially volatile throughout the year, with the S&P 500 moving more than 2% a day on more than 60 separate trading days. Macro concerns about the United States (“U.S.”), Europe and China also drove markets downward for much of the year, with the exception of a fourth quarter partial recovery.

Portfolio Review / Year-End Positioning

Over the course of the year, the Portfolio lagged the Russell 2000 Value Index1, in part because of its relative underweight in Financials and elevated cash levels (currently around 13%), both of which diminished the effects of the fourth quarter rally on our portfolio.

Financials delivered strong performance for the Russell 2000 Value Index1 during the fourth quarter. We have been cautious with regards to Financial sector stocks, largely preferring atypical companies (like services firm Broadridge Financial) to more traditional banks, which still largely have opaque balance sheets and booby-trapped loan books. Although this caution did not serve us well during the fourth quarter, we believe it is justified by continued balance sheet risks, still evolving regulatory environment, and unclear prospects for growth and future profitability.

Cash levels were above the more usual 5-10% range due to a number of resource conversions (defined broadly as corporate events such as mergers and acquisitions, share buybacks, and dividend payments) throughout the year, with cash not being redeployed faster than the number of takeovers. Cash reached a peak of 20% in the Portfolio in June 2011, when takeover activity was highest and the Portfolio experienced a large inflow of capital. The reduction in the cash position between June and the end of the year was the result of our putting the money to work in new and existing investments during periods of volatile pricing in August and September. Still, we invested cautiously and the cash was a drag on returns in an up market.

The Portfolio’s stock selection in the U.S. (approximately 82% of the Portfolio, on average) was the largest performance detractor, collectively delivering a -5.6% return. The 5% (average weighting) of the Portfolio invested in Hong Kong was the next most significant detractor, delivering a collective -29.3% return.

Athletic shoe and apparel maker K-Swiss was the Portfolio’s largest detractor, returning -77.5% during 2011. Though the company remains well financed with a net cash balance sheet, it has been dealing with excessive inventory levels. We sold our investment in K-Swiss during the fourth quarter after determining that the business, which has struggled mightily over the past year, may have become permanently impaired.

Skyline Corp. produces manufactured homes and building units as well as towable recreational vehicles. Its share price dropped -82.9% during 2011 and it was the Portfolio’s second largest detractor. The stock’s decline appears to have been driven by the company’s $6.8 million loss for the quarter ended August 31, 2011. Owing to these disappointing results, we reduced our position by about one third. Recently, the company announced improved results for its quarter ended November 30, 2011. Sales increased by 24%, and cash and investments increased slightly to $39 million. The company remains debt free and is attractively priced at a 6% discount to cash and investments and a 44% discount to book value. Additionally, manufactured housing industry shipments have increased for three straight months (through October), and the company would be well positioned to generate continued improved results if the industry recovery continues, justifying our maintenance of a toehold position in the stock.

Finally, Wheelock & Co. (Hong Kong) a real estate and investment company, was the third most significant detractor, with its stock price returning -38.5% during the year. The stock price decline during the third quarter appears to have been driven by tightening measures being imposed on the residential property markets in both Hong Kong and China. Nevertheless, Wheelock’s business fundamentals remain healthy, owing to their exposure to the Hong Kong commercial real estate market, which remains strong. The company has a very strong financial position with a 6.3% net debt to capital ratio as of June 30, 2011, and the common stock is very attractively priced at a 65% discount to reported book value, which is near the high end of its historical range.

The year’s volatility provided us with ample opportunity to enhance the Portfolio with new investments. In all, we added 28 new equity positions to the Portfolio, from a diverse group of industries.

During the year we sold 11 securities, including several due to resource conversions. Our stake in Parco Ltd. was purchased by a private buyer at a substantial premium to its market price and at a profit to the Portfolio. We sold Pharmaceutical Product Development after The Carlyle Group announced it would purchase the company at a 30% premium to market, also at a profit to the Portfolio. Herley Industries and Bronco Drilling were also sold profitably to acquirers. NewAlliance Bancshares was sold to First Niagara, which is now part of the Portfolio.

We believe that the current Portfolio will perform well in a slow growth environment and that it could perform much better if business conditions are more favorable than that. Since the Portfolio’s peak of cash in June, we have put significant sums to work in new ideas, largely sourced from the U.S. These investments were purchased at prices that have anticipated a recession, leaving ample room for appreciation if

1

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Managed by Third Avenue Management LLC

Portfolio Manager Commentary* (continued)

a recession fails to materialize. By our internal estimates of net asset value, the Portfolio trades at a substantial discount to the Russell 2000 and Russell 2000 Value Indexes. Our Portfolio companies exhibit financial strength and sound leadership, and we believe that they are poised to see stock price appreciation on even modest improvements in operations. As we enter 2012 the market looks ripe with opportunities for us, and the Portfolio’s elevated cash position gives us ample freedom to put our inventory of ideas to work to further our long-term pursuit of superior investment performance.

Ian Lapey and Curtis Jensen

Portfolio Managers

Third Avenue Management LLC

*This commentary may include statements that constitute “forward looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Vail Resorts, Inc.	2.8
Canfor Corp.	2.8
Ingram Micro, Inc. - Class A	2.7
Superior Industries International, Inc.	2.5
Cavco Industries, Inc.	2.5
Alexander & Baldwin, Inc.	2.4
Viterra, Inc.	2.3
SEACOR Holdings, Inc.	2.3
Madison Square Garden, Inc. (The) - Class A	2.2
Lanxess AG	2.1

Top Sectors

% of Market Value of Total Investments
Cyclical	19.9
Industrials	16.6
Cash & Cash Equivalents	14.8
Financials	13.3
Basic Materials	12.9
Technology	6.8
Energy	5.9
Communications	4.7
Non-Cyclical	2.9
Diversified	2.2

2

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Third Avenue Small Cap Value Portfolio managed by

Third Avenue Management LLC vs. Russell 2000 Value Index1 and

Dow Jones U.S. Small Cap Total Stock Market Index2

	Average Annual Return[3] (for the year ended 12/31/11)
	1 Year	5 Year	Since Inception[4]
Third Avenue Small Cap Value Portfolio—Class A	-8.70%	-1.00%	6.66%
Class B	-8.98%	-1.25%	6.41%
Russell 2000 Value Index[1]	-5.50%	-1.87%	5.25%
Dow Jones U.S. Small Cap Total Stock Market Index[2]	-2.91%	2.37%	7.36%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

2The Dow Jones U.S. Small Cap Total Stock Market Index is a float-adjusted market capitalization weighted index that reflects the shares of securities of the small-cap portion of the Dow Jones U.S. Total Full Cap Equity Index available to investors in the marketplace. The Index includes the components ranked 751 to 2,500 by full market capitalization.

3 “Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

4 Inception of the Class A and Class B shares is 5/1/2002. Index returns are based on an inception date of 5/1/2002.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The indexes do not include fees or expenses and are not available for direct investment.

3

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.78%	$1,000.00	$887.50	$3.71
Hypothetical*	0.78%	1,000.00	1,021.27	3.97

Class B
Actual	1.03%	$1,000.00	$886.50	$4.90
Hypothetical*	1.03%	1,000.00	1,020.01	5.24

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—85.3% of Net Assets

Security Description	Shares	Value

Auto Components—2.5%
Superior Industries International, Inc. (a)	1,941,976	$32,120,283

Building Products—0.7%
Insteel Industries, Inc.	855,820	9,405,462

Capital Markets—2.0%
Investment Technology Group, Inc.*	1,257,478	13,593,337
Westwood Holdings Group, Inc.	315,624	11,536,057

		25,129,394

Chemicals—6.6%
Lanxess AG	516,351	26,774,746
Minerals Technologies, Inc.	315,388	17,828,884
Sensient Technologies Corp.	303,416	11,499,466
Stepan Co.	161,293	12,929,247
Westlake Chemical Corp.	399,837	16,089,441

		85,121,784

Commercial Banks—0.4%
First Niagara Financial Group, Inc.	551,909	4,762,975

Commercial Services & Supplies—0.9%
UniFirst Corp.	210,840	11,963,062

Communications Equipment—3.7%
Bel Fuse, Inc.—Class B (a)	518,491	9,721,706
Sycamore Networks, Inc.* (a)	851,298	15,238,234
Tellabs, Inc.	5,498,462	22,213,787

		47,173,727

Computers & Peripherals—2.8%
Electronics for Imaging, Inc.*	722,272	10,292,376
Lexmark International, Inc.—Class A	760,843	25,161,078

		35,453,454

Construction & Engineering—0.8%
EMCOR Group, Inc.	364,981	9,785,141

Diversified Financial Services—2.2%
Ackermans & van Haaren N.V.	246,523	18,409,013
Leucadia National Corp.	426,042	9,688,195

		28,097,208

Electrical Equipment—0.9%
Encore Wire Corp.	432,509	11,201,983

Electronic Equipment, Instruments & Components—6.3%
AVX Corp.	1,824,452	23,280,007
Electro Scientific Industries, Inc.* (a)	803,169	11,629,887

Electronic Equipment, Instruments & Components—(Continued)
Ingram Micro, Inc.—Class A*	1,913,211	$34,801,308
Park Electrochemical Corp.	452,159	11,584,314

		81,295,516

Energy Equipment & Services—5.5%
Bristow Group, Inc.	454,309	21,529,704
Pioneer Drilling Co.*	1,015,674	9,831,724
SEACOR Holdings, Inc.*	329,214	29,286,878
Tidewater, Inc.	197,218	9,722,847

		70,371,153

Food Products—2.4%
J&J Snack Foods Corp.	25,206	1,342,976
Viterra, Inc.	2,846,800	30,067,986

		31,410,962

Health Care Equipment & Supplies—2.6%
Haemonetics Corp.*	159,852	9,786,140
Teleflex, Inc.	396,494	24,301,117

		34,087,257

Health Care Providers & Services—0.9%
Cross Country Healthcare, Inc.* (a)	2,070,515	11,491,358

Hotels, Restaurants & Leisure—2.8%
Vail Resorts, Inc.	856,195	36,268,420

Household Durables—3.4%
Cavco Industries, Inc.* (a)	787,653	31,553,379
Skyline Corp. (a)	769,501	3,347,329
Stanley Furniture Co., Inc.* (a)	2,930,178	8,790,534

		43,691,242

Insurance—5.8%
Alleghany Corp.*	31,105	8,873,945
Arch Capital Group, Ltd.*	330,301	12,297,106
E-L Financial Corp.	33,355	11,152,776
HCC Insurance Holdings, Inc.	705,773	19,408,758
Montpelier Re Holdings, Ltd.	757,332	13,442,643
National Western Life Insurance Co.—Class A	9,987	1,359,830
Transatlantic Holdings, Inc.	150,871	8,257,170

		74,792,228

IT Services—3.6%
Broadridge Financial Solutions, Inc.	941,568	21,232,358
ManTech International Corp.	788,706	24,639,176

		45,871,534

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Equipment & Products—0.6%
JAKKS Pacific, Inc.	538,372	$7,596,429

Machinery—3.5%
Alamo Group, Inc.	510,790	13,755,574
Oshkosh Corp.*	1,119,923	23,943,954
Wacker Neuson SE	600,566	7,421,854

		45,121,382

Marine—2.4%
Alexander & Baldwin, Inc.	746,247	30,461,802

Media—4.0%
Liberty Media Corp. - Liberty Capital—Class A*	300,325	23,440,366
Madison Square Garden, Inc. (The)—Class A*	999,479	28,625,079

		52,065,445

Metals & Mining—1.9%
Compass Minerals International, Inc.	47,907	3,298,397
Kaiser Aluminum Corp.	455,148	20,882,190

		24,180,587

Oil, Gas & Consumable Fuels—2.0%
Cimarex Energy Co.	100,000	6,190,000
SemGroup Corp.—Class A*	776,006	20,222,716

		26,412,716

Paper & Forest Products—4.4%
Canfor Corp.*	3,401,000	35,620,446
Glatfelter	1,490,853	21,050,844

		56,671,290

Professional Services—1.1%
ICF International, Inc.*	589,579	14,609,768

Real Estate Investment Trusts—1.5%
Excel Trust, Inc.	303,136	3,637,632
Origen Financial, Inc.*	811,331	1,046,617
Segro plc	4,507,254	14,582,623

		19,266,872

Real Estate Management & Development—3.3%
Hang Lung Group, Ltd.	3,638,000	19,798,013
Wheelock & Co., Ltd.	9,081,000	22,469,657

		42,267,670

Semiconductors & Semiconductor Equipment—0.5%
MEMC Electronic Materials, Inc.*	1,668,521	$6,573,973

Specialty Retail—2.9%
Aeropostale, Inc.*	394,750	6,019,937
American Eagle Outfitters, Inc.	1,009,471	15,434,812
Haverty Furniture Cos., Inc. (a)	1,474,149	16,186,156

		37,640,905

Thrifts & Mortgage Finance—0.4%
Kearny Financial Corp.	601,614	5,715,333

Total Common Stocks (Cost $1,058,884,033)		1,098,078,315

Short-Term Investment—14.9% of Net Assets

Repurchase Agreement—14.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $191,272,213 on 01/03/12, collateralized by $195,345,000 Federal Home Loan Mortgage Corp. at 0.625% due 12/23/13 with a value of $195,100,819.	$191,272,000	191,272,000

Total Short-Term Investments (Cost $191,272,000)		191,272,000

Total Investments—100.2% (Cost $1,250,156,033#)		1,289,350,315
Other Assets and Liabilities (net)—(0.2)%		(2,654,305)

Net Assets—100.0%		$1,286,696,010

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,252,143,195. The aggregate unrealized appreciation and depreciation of investments were $134,213,754 and $(97,006,634), respectively, resulting in net unrealized appreciation of $37,207,120 for federal income tax purposes.
(a)	Affiliated issuer (See Note 7 to Financial Statements for a summary of transactions in the investments of affiliated issuers.)

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Auto Components	$32,120,283	$—	$—	$32,120,283
Building Products	9,405,462	—	—	9,405,462
Capital Markets	25,129,394	—	—	25,129,394
Chemicals	58,347,038	26,774,746	—	85,121,784
Commercial Banks	4,762,975	—	—	4,762,975
Commercial Services & Supplies	11,963,062	—	—	11,963,062
Communications Equipment	47,173,727	—	—	47,173,727
Computers & Peripherals	35,453,454	—	—	35,453,454
Construction & Engineering	9,785,141	—	—	9,785,141
Diversified Financial Services	9,688,195	18,409,013	—	28,097,208
Electrical Equipment	11,201,983	—	—	11,201,983
Electronic Equipment, Instruments & Components	81,295,516	—	—	81,295,516
Energy Equipment & Services	70,371,153	—	—	70,371,153
Food Products	31,410,962	—	—	31,410,962
Health Care Equipment & Supplies	34,087,257	—	—	34,087,257
Health Care Providers & Services	11,491,358	—	—	11,491,358
Hotels, Restaurants & Leisure	36,268,420	—	—	36,268,420
Household Durables	43,691,242	—	—	43,691,242
Insurance	74,792,228	—	—	74,792,228
IT Services	45,871,534	—	—	45,871,534
Leisure Equipment & Products	7,596,429	—	—	7,596,429
Machinery	37,699,528	7,421,854	—	45,121,382
Marine	30,461,802	—	—	30,461,802
Media	52,065,445	—	—	52,065,445
Metals & Mining	24,180,587	—	—	24,180,587
Oil, Gas & Consumable Fuels	26,412,716	—	—	26,412,716
Paper & Forest Products	56,671,290	—	—	56,671,290
Professional Services	14,609,768	—	—	14,609,768
Real Estate Investment Trusts	4,684,249	14,582,623	—	19,266,872
Real Estate Management & Development	—	42,267,670	—	42,267,670
Semiconductors & Semiconductor Equipment	6,573,973	—	—	6,573,973

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY—(Continued)

Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$37,640,905	$—	$—	$37,640,905
Thrifts & Mortgage Finance	5,715,333	—	—	5,715,333
Total Common Stocks	988,622,409	109,455,906	—	1,098,078,315
Total Short-Term Investment*	—	191,272,000	—	191,272,000
Total Investments	$988,622,409	$300,727,906	$—	$1,289,350,315

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)	$957,999,449
Affiliated investment at value (b)	140,078,866
Repurchase Agreement	191,272,000
Cash denominated in foreign currencies (c)	16,556
Receivable for investments sold	4,531,789
Receivable for shares sold	337,422
Dividends receivable	912,663
Interest receivable	106

Total assets	1,295,148,851

Liabilities
Due to custodian	15,625
Payables for:
Investments purchased	6,644,995
Shares redeemed	744,451
Accrued Expenses:
Management fees	808,636
Distribution and service fees - Class B	113,817
Administration fees	5,456
Custodian and accounting fees	14,885
Deferred trustees’ fees	25,067
Other expenses	79,909

Total liabilities	8,452,841

Net Assets	$1,286,696,010

Net Assets Represented by
Paid in surplus	$1,453,640,815
Accumulated net realized loss	(206,101,034)
Unrealized appreciation on investments and foreign currency transactions	39,183,638
Distributions in excess of net investment income	(27,409)

Net Assets	$1,286,696,010

Net Assets
Class A	$755,143,539
Class B	531,552,471
Capital Shares Outstanding*
Class A	55,644,342
Class B	39,340,435
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.57
Class B	13.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $885,784,327.
(b)	Identified cost of affiliated transaction was $173,099,706.
(c)	Identified cost of cash denominated in foreign currencies was $16,572.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$10,244,309
Interest	19,795
Dividends from affiliated investments	1,731,932

Total investment income	11,996,036

Expenses
Management fees	9,490,306
Administration fees	65,136
Custodian and accounting fees	176,757
Distribution and service fees - Class B	1,495,600
Audit and tax services	33,114
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	89,172
Insurance	5,212
Miscellaneous	17,690

Total expenses	11,441,697

Net investment income	554,339

Net Realized and Unrealized Gain (Loss) on Investments, Investments in Affiliates, and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	90,536,115
Investments in affiliates	(90,888,479)
Foreign currency transactions	63,966

Net realized loss on investments, investments in affiliates and foreign currency transactions	(288,398)

Net change in unrealized appreciation (depreciation) on:
Investments	(153,307,956)
Investments in affiliates	19,357,994
Foreign currency transactions	(4,730)

Net change in unrealized depreciation on investments, investment in affiliates and foreign currency transactions	(133,954,692)

Net realized and unrealized loss on investments, investment in affiliates and foreign currency transactions	(134,243,090)

Net Decrease in Net Assets from Operations	$(133,688,751)

(a)	Net of foreign withholding taxes of $162,440.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$554,339	$2,120,799
Net realized gain (loss) on investments, investments in affiliates and foreign currency transactions	(288,398)	58,259,136
Net change in unrealized appreciation (depreciation) on investments, investments in affiliates and foreign currency transactions	(133,954,692)	179,775,996

Net increase (decrease) in net assets resulting from operations	(133,688,751)	240,155,931

Distributions to Shareholders
From net investment income
Class A	(7,475,653)	(10,503,841)
Class B	(6,576,253)	(6,636,258)

Net decrease in net assets resulting from distributions	(14,051,906)	(17,140,099)

Net increase (decrease) in net assets from capital share transactions	214,013,502	(279,709,273)

Net Increase (Decrease) in Net Assets	66,272,845	(56,693,441)
Net assets at beginning of period	1,220,423,165	1,277,116,606

Net assets at end of period	$1,286,696,010	$1,220,423,165

Undistributed (distributions in excess of) net investment income at end of period	$(27,409)	$14,035,215

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	26,238,325	$405,388,145	5,369,946	$70,232,466
Reinvestments	471,650	7,475,653	749,739	10,503,841
Redemptions	(9,636,855)	(151,112,282)	(24,879,321)	(351,194,806)

Net increase (decrease)	17,073,120	$261,751,516	(18,759,636)	$(270,458,499)

Class B
Sales	4,576,453	$66,866,664	5,683,346	$74,753,841
Reinvestments	415,955	6,576,253	474,697	6,636,258
Redemptions	(8,367,898)	(121,180,931)	(6,941,718)	(90,640,873)

Net decrease	(3,375,490)	$(47,738,014)	(783,675)	$(9,250,774)

Increase (decrease) derived from capital shares transactions		$214,013,502		$(279,709,273)

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$15.04	$12.68	$10.29	$15.75	$17.48

Income (Loss) from Investment Operations
Net investment income(a)	0.03	0.03	0.17	0.16	0.17
Net realized and unrealized gain (loss) on investments	(1.31)	2.51	2.50	(4.46)	(0.54)

Total from investment operations	(1.28)	2.54	2.67	(4.30)	(0.37)

Less Distributions
Distributions from net investment income	(0.19)	(0.18)	(0.16)	(0.15)	(0.21)
Distributions from net realized capital gains	0.00	0.00	(0.12)	(1.01)	(1.15)

Total distributions	(0.19)	(0.18)	(0.28)	(1.16)	(1.36)

Net Asset Value, End of Period	$13.57	$15.04	$12.68	$10.29	$15.75

Total Return (%)	(8.70)	20.15	26.82	(29.69)	(2.79)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.77	0.78	0.78	0.77	0.76
Ratio of net investment income to average net assets (%)	0.17	0.22	1.62	1.18	0.99
Portfolio turnover rate (%)	47.7	11.4	12.9	39.8	36.0
Net assets, end of period (in millions)	$755.1	$580.3	$727.2	$747.1	$1,171.6

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$14.99	$12.64	$10.25	$15.68	$17.41

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.02)	0.02	0.16	0.13	0.13
Net realized and unrealized gain (loss) on investments	(1.30)	2.48	2.48	(4.44)	(0.54)

Total from investment operations	(1.32)	2.50	2.64	(4.31)	(0.41)

Less Distributions
Distributions from net investment income	(0.16)	(0.15)	(0.13)	(0.11)	(0.17)
Distributions from net realized capital gains	0.00	0.00	(0.12)	(1.01)	(1.15)

Total distributions	(0.16)	(0.15)	(0.25)	(1.12)	(1.32)

Net Asset Value, End of Period	$13.51	$14.99	$12.64	$10.25	$15.68

Total Return (%)	(8.98)	19.90	26.45	(29.82)	(3.02)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.02	1.03	1.03	1.02	1.01
Ratio of net investment income to average net assets (%)	(0.11)	0.15	1.46	0.92	0.76
Portfolio turnover rate (%)	47.7	11.4	12.9	39.8	36.0
Net assets, end of period (in millions)	$531.6	$640.1	$549.9	$444.0	$741.5

(a)	Per share amounts based on average shares outstanding during the period.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Third Avenue Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to foreign currency transactions, deferred trustees’ compensation, capital loss carryforwards, and losses deferred due to wash sales, Real Estate Investment Trust (REITs), and return of capital from certain securities as applicable. These adjustments have no impact on net assets or the results of operations.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the

13

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Since the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar equivalent of the amounts actually received or paid by the Portfolio. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded as Net realized gains and losses on investments. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Third Avenue Management LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$9,490,306	0.75%	First $1 Billion

	0.70%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred or paid in that regard.

14

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2011, the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
M.J. Whitman LLC	$17,709

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$627,774,614	$—	$535,480,365

During the year ended December 31, 2011, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $14,757,332.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

15

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2011 was as follows:

Security Description	Number of shares held at December 31, 2010	Shares purchased	Shares sold	Number of shares held at December 31, 2011

Bel Fuse, Inc.-Class B	281,261	237,230	—	518,491
Bronco Drilling Co., Inc.	4,460,843	—	(4,460,843)	—
Cavco Industries, Inc.	787,653	—	—	787,653
Cross Country Healthcare, Inc.	2,684,784	25,000	(639,269)	2,070,515
Electro Scientific Industries, Inc.	1,427,802	122,554	(747,187)	803,169
Haverty Furniture Cos., Inc.	1,966,587	—	(492,438)	1,474,149
Herley Industries, Inc.	1,060,702	—	(1,060,702)	—
K-Swiss, Inc.	2,830,169	—	(2,830,169)	—
Skyline Corp.	1,275,713	1,172	(507,384)	769,501
Stanley Furniture Co., Inc.	3,627,538	—	(697,360)	2,930,178
Superior Industries International, Inc.	2,243,637	—	(301,661)	1,941,976
Sycamore Networks, Inc.	1,884,001	—	(1,032,703)	851,298

Security Description	Net Realized Loss	Return of Capital	Dividend Income	Ending Value as of December 31, 2011

Bel Fuse, Inc.-Class B	—	—	107,968	9,721,706
Bronco Drilling Co., Inc.	(8,543,351)	—	—	—
Cavco Industries, Inc.	—	—	—	31,553,379
Cross Country Healthcare, Inc.	(6,559,025)	—	—	11,491,358
Electro Scientific Industries, Inc.	(715,306)	—	—	11,629,887
Haverty Furniture Cos., Inc.	(852,042)	—	235,990	16,186,156
Herley Industries, Inc.	4,840,855	—	—	—
K-Swiss, Inc.	(43,910,951)	—	—	—
Skyline Corp.	(10,100,290)	—	427,649	3,347,329
Stanley Furniture Co., Inc.	(12,558,898)	—	—	8,790,534
Superior Industries International, Inc.	(266,847)	—	960,325	32,120,283
Sycamore Networks, Inc.	(12,222,624)	—	—	15,238,234

	$(90,888,479)	$—	$1,731,932	$140,078,866

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$14,051,906	$17,140,099	$—	$—	$14,051,906	$17,140,099

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$—	$—	$37,194,136	$(204,113,874)	$(166,919,738)

16

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

8. Income Tax Information - continued

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the post-enactment accumulated capital losses were $1,343,953 and the pre-enactment accumulated capital loss carryforwards expiring on December 31, 2017 were $202,769,921.

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

17

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Third Avenue Small Cap Value Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Third Avenue Small Cap Value Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Third Avenue Small Cap Value Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

20

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

21

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Third Avenue Small Cap Value Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

22

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Third Avenue Small Cap Value Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one-, three- and five- year periods ended June 30, 2011. The Board also considered that the Portfolio underperformed its Lipper Index for the one- and three- year periods ended June 30, 2011, and outperformed its Lipper Index for the five- year period ended June 30, 2011. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one-, three- and five- year periods ended September 30, 2011. The Board also considered that the Portfolio underperformed its other benchmark, the Dow Jones U.S. Small-Cap Total Stock Market Index, for the one-, three- and five- year periods ended September 30, 2011. The Board also took into account management’s discussion of the Portfolio’s performance, including the impact of market conditions on the Sub-Adviser’s investment style. Based on its review, the Board concluded that the Portfolio’s moderate underperformance was being reasonably addressed and/or monitored.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing

23

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Third Avenue Small Cap Value Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level effective January 1, 2012. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that

24

MET INVESTORS SERIES TRUST

Third Avenue Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Third Avenue Small Cap Value Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board further considered that the Portfolio’s management fees were below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

25

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Turner Mid Cap Growth Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Managed By Turner Investments, L.P.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Turner Mid Cap Growth Portfolio returned -7.19% and -7.46%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned -1.65%.

Market Environment/Conditions

Volatility was the market norm in 2011, as investors engaged in a stomach-turning game of “risk on, risk off.” Positive economic data and headlines spurred rallies, but when bad news surfaced, burnt-fingered investors moved money out of stocks in droves. Such volatility made it difficult for active managers like us to do well; stocks moved in record lockstep, negating much of the differentiation in fundamentals that we look for in companies that are candidates for investment.

Beyond the year’s trademark volatility, if some of the concerns weighing on the market seemed familiar—well, they were. The first half of 2011 saw the market soaring on optimism that the global economy was finally recovering from the 2008 financial crisis, reaching an April high that was 104% above the trough reached in March 2009. But familiar fears crept in and left the market wobbling in the second half of the year; a soft patch in the U.S. economy spawned worries of a double-dip recession, the threat of sovereign-debt contagion spread in Europe as Italy and Spain joined Greece on the brink of default, and Standard & Poor’s for the first time in history cut the U.S. federal government’s credit rating, from AAA to AA+.

In the meantime, U.S. economic news has been slowly but steadily improving. We believe the soft patch in the U.S. was caused mainly by temporary disruptions from the earthquake and tsunami that struck Japan last March, and the recovery that had been underway previously is resuming. Unemployment claims reached fresh lows and the unemployment rate dropped to the lowest level since March 2009. Consumer confidence also ticked higher. But perhaps most welcomed were the early signs of a stabilizing U.S. housing market, thanks to low mortgage rates and improving credit availability.

Portfolio Review/Year-End Positioning

For 2011, the year marked a period for equity markets that witnessed high volatility and unfortunately valued the macro over the fundamental story. As a result, the Portfolio did trail results of the Russell Midcap Growth Index1 for 2011. The Portfolio hung in with the index for the first nine months of the year despite the violent correction that took place during the third quarter which saw the midcap growth space correct approximately 20%. Although the fourth quarter saw strong absolute market gains, higher earnings growth companies and higher multiple stocks, which the Portfolio typically focuses on, trailed slower earnings growth companies and lower multiple stocks. On an absolute basis, three of the ten GICS economic sectors generated positive results during the period, led by the Consumer Staples and Health Care sectors. On a relative basis, the Consumer Discretionary and Information Technology sectors were the worst performing sectors. Conversely, the Consumer Staples and Health Care sectors were the best performing sectors relative to the benchmark.

In the Consumer Discretionary sector, the Portfolio’s specialty retailers detracted the most from performance. Specialty retailers did not fare well during the period pressured by higher commodity costs. Guess? Inc. exemplified the troubles of specialty retailers as the company forecasted a weaker than expected start to 2011 impaired by higher cotton costs and elevated spending in Asia. Casino equipment maker WMS Industries also traded lower impacted by a slower than expected expansion of new casinos. Both stocks were sold from the Portfolio.

Within the Information Technology sector our holdings in OmniVision Technologies, Inc. and OpenTable were among the largest detractors from performance. As Apple’s iPhone has generated tremendous demand from consumers, other companies have benefitted from Apple’s success; including OmniVision. The maker of image sensor devices has been a direct beneficiary of Apple’s growth. OmniVision has enjoyed a leadership position for their CameraChip Image sensors and has been a primary supplier for the Apple iPhone. However, the company experienced delays in its product cycle, which forced Apple to use multiple image sensor suppliers for the recent roll-out of its iPhone 4S. OpenTable, the online network company that connects restaurants and customers, reported weaker than expected revenue growth due to its underperforming Spotlight business which offers discounts to local restaurants. Overall, the company’s core business of online reservation services continues to be strong as highlighted by an increase in the number of consumers using the service to make reservations.

The Consumer Staples sector was lifted higher largely due to high-conviction holdings Green Mountain Coffee Roasters Inc. and Whole Foods Market Inc. Both of these companies emerged as market leaders in their respective industries after the economic downturn, supported by unrelenting demand for their products. Shares of Green Mountain traded 96% higher on news that the company agreed to partner with Starbucks, the world's biggest coffee chain. The agreement allows consumers to buy single-serve Starbucks k-cups at wholesale stores and markets in 2011, utilizing Green Mountain’s popular Keurig coffee machine. The deal with Starbucks further solidifies Green Mountain’s leadership position in the single-serve coffee market. Upscale food retailer Whole Foods Market also bolstered results. The company continues to experience strong demand for their organic foods aided by an improving economy. Whole Foods reported a strong pick-up in the number of customer visits, first-time customers, and spending per visit, all key measures of growth for the company. They also continue to see solid growth in its same store sales, a key measure for Whole Foods, and plans on opening another 24 to 27 stores in 2012.

The Health Care sector also contributed to relative gains. Two holdings in the Portfolio that stood out from the group were Alexion Pharmaceuticals and Valeant Pharmaceuticals International Inc. (Canada). Alexion’s shares traded up over 36% for the third quarter as it won approval from the U.S. Food & Drug Administration (FDA) for

1

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Managed by Turner Investments, L.P.

Portfolio Manager Commentary* (continued)

Soliris, which is used to treat a rare disease that causes high blood pressure and kidney failure. Valeant is a specialty pharmaceuticals company that manufactures various products in the areas of neurology, dermatology, and branded generics. The company has benefitted from its experienced management team with a track record of successfully acquiring and integrating other businesses. During the period, Valeant announced a hostile bid to acquire Cephalon, which is a biotech company that specializes in treatments for the central nervous system, pain management and cancer. In addition, the company acquired Sanitas, a Lithuanian based branded generics company with operations in nine countries across Central Europe, and the Dermik dermatology business of Sanofi.

We are focused on making sure that the earnings outlook for all of the stocks we own in the Portfolio is soundly positive. We continue to own stocks in industries such as biotechnology, gaming, data security, and wireless communications that are among the fastest growing.

Christopher McHugh

Vice Chairman and Senior Portfolio Manager

Turner Investments, L.P.

*This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Broadcom Corp.—Class A	2.2
Whole Foods Market, Inc.	2.0
Alexion Pharmaceuticals, Inc.	1.9
Concho Resources, Inc.	1.8
Starwood Hotels & Resorts Worldwide, Inc.	1.8
Nordstrom, Inc.	1.8
Citrix Systems, Inc.	1.7
Hershey Co. (The)	1.7
SanDisk Corp.	1.7
Cabot Oil & Gas Corp.	1.6

Top Sectors

% of Market Value of Total Investments
Technology	20.8
Non-Cyclical	19.8
Cyclical	19.6
Industrials	11.9
Energy	10.1
Basic Materials	6.2
Financials	5.5
Communications	4.9
Cash & Cash Equivalents	1.2

2

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Turner Mid Cap Growth Portfolio managed by

Turner Investment, L.P. vs. Russell Midcap Growth Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	Since Inception[3]
Turner Mid Cap Growth Portfolio—Class A	-7.19%	2.41%	5.43%
Class B	-7.46%	2.14%	5.18%
Russell Midcap Growth Index[1]	-1.65%	2.44%	6.20%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3Inception of the Class A and Class B shares is 5/1/2004. Index returns are based on an inception date of 5/1/2004.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A(a)
Actual	0.86%	$1,000.00	$848.50	$4.01
Hypothetical*	0.86%	1,000.00	1,020.86	4.38

Class B(a)
Actual	1.11%	$1,000.00	$847.10	$5.17
Hypothetical*	1.11%	1,000.00	1,019.60	5.65

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a) The annualized expense ratio reflects the impact of the management fee waiver as described in Note 3 to the Financial Statements.

4

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—97.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Hexcel Corp.*	79,940	$1,935,347
Triumph Group, Inc.	26,010	1,520,285

		3,455,632

Air Freight & Logistics—1.3%
Expeditors International of Washington, Inc.	90,680	3,714,253

Airlines—1.4%
United Continental Holdings, Inc.* (a)	213,361	4,026,122

Auto Components—1.0%
BorgWarner, Inc.* (a)	44,150	2,814,121

Automobiles—1.0%
Harley-Davidson, Inc.	70,800	2,751,996

Beverages—1.3%
Hansen Natural Corp.*	39,030	3,596,224

Biotechnology—4.0%
Alexion Pharmaceuticals, Inc.*	74,290	5,311,735
BioMarin Pharmaceutical, Inc.*	33,550	1,153,449
Cepheid, Inc.* (a)	69,220	2,381,860
Onyx Pharmaceuticals, Inc.*	59,060	2,595,687

		11,442,731

Building Products—1.0%
Owens Corning, Inc.*	98,530	2,829,782

Capital Markets—2.2%
Affiliated Managers Group, Inc.*	41,810	4,011,670
Ameriprise Financial, Inc.	42,180	2,093,815

		6,105,485

Chemicals—4.5%
Airgas, Inc.	26,810	2,093,325
Celanese Corp., Series A	40,250	1,781,867
CF Industries Holdings, Inc.	20,170	2,924,247
FMC Corp.	32,200	2,770,488
PPG Industries, Inc.	38,590	3,221,879

		12,791,806

Commercial Banks—1.1%
Signature Bank*	51,300	3,077,487

Commercial Services & Supplies—0.6%
Clean Harbors, Inc.*	26,700	1,701,591

Communications Equipment—2.0%
Acme Packet, Inc.*	41,210	$1,273,801
F5 Networks, Inc.*	41,916	4,448,126

		5,721,927

Computers & Peripherals—1.7%
SanDisk Corp.*	96,700	4,758,607

Containers & Packaging—0.7%
Crown Holdings, Inc.*	61,380	2,061,140

Diversified Financial Services—0.6%
MSCI, Inc.—Class A*	51,080	1,682,064

Electronic Equipment, Instruments & Components—0.5%
FEI Co.* (a)	37,160	1,515,385

Energy Equipment & Services—2.9%
Cameron International Corp.*	61,660	3,033,055
FMC Technologies, Inc.*	49,700	2,595,831
Rowan Cos., Inc.*	87,470	2,652,965

		8,281,851

Food & Staples Retailing—2.0%
Whole Foods Market, Inc.	81,020	5,637,372

Food Products—3.4%
Green Mountain Coffee Roasters, Inc.* (a)	48,630	2,181,056
Hershey Co. (The)	78,770	4,866,411
Mead Johnson Nutrition Co.	36,350	2,498,335

		9,545,802

Health Care Equipment & Supplies —1.4%
Intuitive Surgical, Inc.*	8,740	4,046,707

Health Care Providers & Services—3.2%
AMERIGROUP Corp.* (a)	39,700	2,345,476
AmerisourceBergen Corp.	89,570	3,331,108
Catalyst Health Solutions, Inc.*	19,670	1,022,840
WellCare Health Plans, Inc.*	46,400	2,436,000

		9,135,424

Health Care Technology—2.3%
Cerner Corp.*	49,390	3,025,138
Quality Systems, Inc. (a)	39,880	1,475,161
SXC Health Solutions Corp.*	36,340	2,052,483

		6,552,782

Hotels, Restaurants & Leisure—5.9%
Arcos Dorados Holdings, Inc.—Class A	86,230	1,770,302

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Chipotle Mexican Grill, Inc.*	11,170	$3,772,556
MGM Resorts International*	216,410	2,257,156
Starwood Hotels & Resorts Worldwide, Inc.	106,880	5,127,034
Wynn Resorts, Ltd.	34,000	3,756,660

		16,683,708

Household Durables—0.8%
Tempur-Pedic International, Inc.* (a)	42,530	2,234,101

Insurance—0.8%
Aon Corp.	45,850	2,145,780

Internet & Catalog Retail—1.1%
Expedia, Inc. (a)	55,530	1,611,481
TripAdvisor, Inc.* (a)	55,530	1,399,911

		3,011,392

Internet Software & Services—0.7%
LinkedIn Corp.—Class A*	30,040	1,892,820

IT Services—4.2%
Fiserv, Inc.*	58,480	3,435,115
Teradata Corp.*	32,070	1,555,716
VeriFone Systems, Inc.* (a)	64,200	2,280,384
Western Union Co.	246,120	4,494,151

		11,765,366

Life Sciences Tools & Services—0.9%
Agilent Technologies, Inc.*	72,910	2,546,746

Machinery—3.3%
Cummins, Inc.	36,130	3,180,163
Joy Global, Inc.	50,450	3,782,236
Stanley Black & Decker, Inc.	36,310	2,454,556

		9,416,955

Marine—0.8%
Kirby Corp.* (a)	36,090	2,376,166

Metals & Mining—1.6%
Allegheny Technologies, Inc.	42,270	2,020,506
Cliffs Natural Resources, Inc.	41,840	2,608,724

		4,629,230

Multiline Retail—2.7%
Family Dollar Stores, Inc.	45,170	2,604,502
Nordstrom, Inc.	101,560	5,048,548

		7,653,050

Oil, Gas & Consumable Fuels—7.1%
Cabot Oil & Gas Corp.	61,630	$4,677,717
Concho Resources, Inc.*	55,210	5,175,937
Northern Oil and Gas Inc.* (a)	56,920	1,364,942
Peabody Energy Corp.	90,250	2,988,178
Range Resources Corp.	36,600	2,267,004
SM Energy Co.	48,670	3,557,777

		20,031,555

Pharmaceuticals—1.1%
Perrigo Co. (a)	32,721	3,183,753

Professional Services—0.8%
Equifax, Inc.	60,520	2,344,545

Real Estate Management & Development—1.5%
CBRE Group, Inc*	272,720	4,150,798

Road & Rail—1.3%
Genesee & Wyoming, Inc.—Class A* (a)	31,400	1,902,212
Kansas City Southern*	27,600	1,877,076

		3,779,288

Semiconductors & Semiconductor Equipment—9.5%
Altera Corp.	120,530	4,471,663
Avago Technologies, Ltd.	125,950	3,634,917
Broadcom Corp.—Class A*	207,990	6,106,586
Cypress Semiconductor Corp.*	166,540	2,812,860
Lam Research Corp.*	108,400	4,012,968
ON Semiconductor Corp.*	490,040	3,783,109
Teradyne, Inc.*	162,260	2,211,604

		27,033,707

Software—5.7%
Citrix Systems, Inc.*	81,200	4,930,464
Electronic Arts, Inc.*	182,180	3,752,908
Fortinet, Inc.*	73,580	1,604,780
Salesforce.com, Inc.*	26,940	2,733,332
TIBCO Software, Inc.*	130,640	3,123,603

		16,145,087

Specialty Retail—2.3%
Bed Bath & Beyond, Inc.*	77,630	4,500,211
Williams-Sonoma, Inc.	54,870	2,112,495

		6,612,706

Textiles, Apparel & Luxury Goods—4.3%
Coach, Inc.	57,230	3,493,319
Deckers Outdoor Corp.* (a)	31,980	2,416,729

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares/Par Amount	Value

Textiles, Apparel & Luxury Goods—(Continued)
Lululemon Athletica, Inc.* (a)	34,370	$1,603,704
Ralph Lauren Corp.	18,510	2,555,861
Under Armour, Inc.—Class A* (a)	31,400	2,254,206

		12,323,819

Total Common Stocks (Cost $252,492,182)		277,206,863

Short-Term Investments—12.2%

Mutual Funds—11.0%
State Street Navigator Securities Lending Prime Portfolio (b)	31,106,613	31,106,613

Repurchase Agreement—1.2%
Fixed Income Clearing Corp. Agreement dated 12/30/11 at 0.010% to be repurchased at $3,360,004 on 01/03/12, collateralized by $3,300,000 U.S. Treasury Notes at 1.875% due 02/28/14 with a value of $3,427,875.	$3,360,000	3,360,000

Total Short-Term Investments (Cost $34,466,613)		34,466,613

Total Investments—109.9% (Cost $286,958,795#)		311,673,476
Other Assets and Liabilities (net)—(9.9)%		(28,037,638)

Net Assets—100.0%		$283,635,838

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $287,378,891. The aggregate unrealized appreciation and depreciation of investments were $35,560,944 and $(11,266,359), respectively, resulting in net unrealized appreciation of $24,294,585 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $30,229,236 and the collateral received consisted of cash in the amount of $31,106,613. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$277,206,863	$—	$—	$277,206,863
Short-Term Investments
Mutual Funds	31,106,613	—	—	31,106,613
Repurchase Agreement	—	3,360,000	—	3,360,000
Total Short-Term Investments	31,106,613	3,360,000	—	34,466,613
Total Investments	$308,313,476	$3,360,000	$—	$311,673,476

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$308,313,476
Repurchase Agreement	3,360,000
Cash	214
Receivable for investments sold	4,737,816
Receivable for shares sold	16,319
Dividends receivable	65,046

Total assets	316,492,871

Liabilities
Payables for:
Investments purchased	1,445,863
Shares redeemed	18,653
Collateral for securities loaned	31,106,613
Accrued Expenses:
Management fees	195,362
Distribution and service fees - Class B	22,453
Administration fees	1,444
Custodian and accounting fees	3,310
Deferred trustees’ fees	25,067
Other expenses	38,268

Total liabilities	32,857,033

Net Assets	$283,635,838

Net Assets Represented by
Paid in surplus	$210,848,021
Accumulated net realized gain	48,098,203
Unrealized appreciation on investments and foreign currency transactions	24,714,681
Accumulated net investment loss	(25,067)

Net Assets	$283,635,838

Net Assets
Class A	$179,581,649
Class B	104,054,189
Capital Shares Outstanding*
Class A	14,067,155
Class B	8,308,838
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.77
Class B	12.52

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $283,598,795.
(b)	Includes securities loaned at value of $30,229,236.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$2,027,539
Interest (b)	129,165

Total investment income	2,156,704

Expenses
Management fees	2,699,864
Administration fees	20,235
Custodian and accounting fees	36,754
Distribution and service fees - Class B	283,621
Audit and tax services	33,061
Legal	33,286
Trustees’ fees and expenses	35,424
Shareholder reporting	31,950
Insurance	1,327
Miscellaneous	7,885

Total expenses	3,183,407
Less management fee waiver	(3,164)
Less broker commission recapture	(88,541)

Net expenses	3,091,702

Net investment loss	(934,998)

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain on:
Investments	81,224,693
Foreign currency transactions	298

Net realized gain on investments and foreign currency transactions	81,224,991

Net change in unrealized depreciation on:
Investments	(93,282,037)
Foreign currency transactions	(60)

Net change in unrealized depreciation on investments and foreign currency transactions	(93,282,097)

Net realized and unrealized loss on investments and foreign currency transactions	(12,057,106)

Net Decrease in Net Assets from Operations	$(12,992,104)

(a)	Net of foreign withholding taxes of $16,727.
(b)	Includes net income on securities loaned of $128,328.

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment loss	$(934,998)	$(348,758)
Net realized gain on investments and foreign currency transactions	81,224,991	80,899,335
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(93,282,097)	18,327,923

Net increase (decrease) in net assets resulting from operations	(12,992,104)	98,878,500

Net decrease in net assets from capital share transactions	(97,958,093)	(133,790,313)

Net Decrease in Net Assets	(110,950,197)	(34,911,813)
Net assets at beginning of period	394,586,035	429,497,848

Net assets at end of period	$283,635,838	$394,586,035

Accumulated net investment loss at end of period	$(25,067)	$(16,302)

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	3,342,422	$50,732,798	2,366,988	$27,343,098
Redemptions	(10,137,225)	(153,973,309)	(14,126,349)	(169,581,366)

Net decrease	(6,794,803)	$(103,240,511)	(11,759,361)	$(142,238,268)

Class B
Sales	2,303,222	$31,745,386	2,623,751	$30,167,624
Redemptions	(1,937,151)	(26,462,968)	(1,938,326)	(21,719,669)

Net increase	366,071	$5,282,418	685,425	$8,447,955

Decrease derived from capital shares transactions		$(97,958,093)		$(133,790,313)

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$13.76	$10.80	$7.32		$15.33	$12.75

Income (Loss) from Investment Operations
Net investment income (loss)(a)	(0.03)	(0.01)	0.00	+	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	(0.96)	2.97	3.48		(6.88)	3.08

Total from investment operations	(0.99)	2.96	3.48		(6.87)	3.05

Less Distributions
Distributions from net investment income	0.00	0.00	0.00		(0.00)++	0.00
Distributions from net realized capital gains	0.00	0.00	0.00		(1.14)	(0.47)

Total distributions	0.00	0.00	0.00		(1.14)	(0.47)

Net Asset Value, End of Period	$12.77	$13.76	$10.80		$7.32	$15.33

Total Return (%)	(7.19)	27.41	47.54		(48.14)	24.49

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.84	0.84	0.84		0.82	0.83
Ratio of net expenses to average net assets (%)(b)	0.84	0.84	0.83		0.77	0.80
Ratio of net investment income (loss) to average net assets (%)	(0.20)	(0.05)	0.06		0.06	(0.19)
Portfolio turnover rate (%)	109.8	102.6	100.2		158.0	139.8
Net assets, end of period (in millions)	$179.6	$287.1	$352.2		$246.8	$381.8

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$13.53	$10.64	$7.23	$15.20	$12.68

Income (Loss) from Investment Operations
Net investment loss(a)	(0.06)	(0.03)	(0.02)	(0.02)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.95)	2.92	3.43	(6.81)	3.05

Total from investment operations	(1.01)	2.89	3.41	(6.83)	2.99

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	0.00	0.00	0.00	(1.14)	(0.47)

Total distributions	0.00	0.00	0.00	(1.14)	(0.47)

Net Asset Value, End of Period	$12.52	$13.53	$10.64	$7.23	$15.20

Total Return (%)	(7.46)	27.16	47.16	(48.30)	24.15

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.09	1.09	1.09	1.07	1.08
Ratio of net expenses to average net assets (%)(b)	1.09	1.09	1.08	1.02	1.05
Ratio of net investment income to average net assets (%)	(0.42)	(0.23)	(0.20)	(0.20)	(0.44)
Portfolio turnover rate (%)	109.8	102.6	100.2	158.0	139.8
Net assets, end of period (in millions)	$104.1	$107.5	$77.3	$50.5	$94.0

+	Net investment income was less than $0.01.
++	Distributions from net investment income were less than $0.01.
(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

11

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Turner Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

12

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to broker commission recapture, futures transactions, foreign currency transactions, partnerships, deferred trustees’ compensation, capital loss carryforwards and losses deferred due to wash sales, as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned

13

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with State Street Global Markets (“SSGM”). Under this arrangement, the Portfolio directs certain trades to SSGM in return for a recapture credit. SSGM issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the ratio of net expenses to average net assets presented in the Financial Highlights for each share class.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Turner Investment Partners, L.P. (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$2,699,864	0.80%	First $300 Million

	0.70%	Over $300 Million

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Management Fee Waiver - Effective November 12, 2009, the Subadviser reduced the subadvisory fee it charges to the Adviser for managing the Portfolio. This fee change reduced the subadvisory fee charged on the Portfolio’s average daily net assets in excess of $400 million. In connection with this change in the subadvisory fee, the Adviser contractually agreed, effective May 1, 2011, to waive a portion of the management fee through

14

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

April 30, 2012. This waiver reduced the management fee to the annual rate of 0.650% of the Portfolio’s average daily net assets in excess of $400 million. This arrangement was voluntary for the period from January 1, 2011 through April 30, 2011. Amounts waived for the year ended December 31, 2011 are shown as a management fee waiver in the Statement of Operations.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares. Amounts incurred by the Portfolio for the year ended December 31, 2011 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$367,101,253	$—	$460,761,881

During the year ended December 31, 2011, the Portfolio engaged in security sale transactions with other affiliated portfolios. These sale transactions amounted to $44,665,045 and resulted in a realized gain of $18,600,724.

5. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

6. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

15

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$—	$—	$—	$—	$—	$—

There were no distributions paid for the years ending December 31, 2011 and 2010.

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total
$—	$48,518,299	$24,294,585	$—	$72,812,884

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. At December 31, 2011, the Portfolio did not have any capital loss carryforwards.

8. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

16

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Turner Mid Cap Growth Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Turner Mid Cap Growth Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Turner Mid Cap Growth Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Turner Mid Cap Growth Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

21

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Turner Mid Cap Growth Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and Lipper Index for the one- year period ended June 30, 2011, and underperformed the median of its Performance Universe and Lipper Index for the three- and five- year periods ended June 30, 2011. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one- and five- year periods ended September 30, 2011, and underperformed its benchmark for the three- year period ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance, including the impact of current market conditions on the Sub-Adviser’s investment style and its more recent improved performance. Based on its review, the Board concluded that the Portfolio’s performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to

22

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Turner Mid Cap Growth Portfolio, the Board considered that the Portfolio’s actual management fees were equal to the Expense Group median, above the Expense Universe median, and below the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board took into account management’s discussion of the Portfolio’s expenses. The Board also noted that the Adviser had negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint, effective August 31, 2009. The Board also noted that the Adviser commenced waiving an additional portion of its advisory fee in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that

23

MET INVESTORS SERIES TRUST

Turner Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Turner Mid Cap Growth Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are above the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

Simplify your life…

with MetLife eDelivery® while helping MetLife preserve the planet’s natural resources.

(see details on inside cover)

Met Investors Series Trust Van Kampen Comstock Portfolio Annual Report	December 31, 2011

Letter from the President

Letter to Policy Holders

February 1, 2012

Economic, political, and natural events around the world caused sharp and often sudden shifts in sentiment for the capital markets during 2011. Investors appeared to shun riskier asset classes such as stocks and credit-based bonds during the middle two quarters, while they favored them during the first and fourth quarters.

Within fixed income, the Barclays Capital U.S. Aggregate Bond Index returned 7.8% during 2011 as investment grade bonds benefited from a decline in interest rates and a relatively stable credit spread during most of the year.

Common stock prices see-sawed during the year in response to changing views about the economy’s health and the ability of the world’s governments to address tough fiscal issues. After producing a modest return of about 6.0% in the first half of the year, stocks fell sharply in the third quarter before recovering in the fourth quarter to finish the year with a 2.1% return as measured by the Standard & Poor’s 500 Index. Foreign stocks, as measured by the MSCI EAFE Index, fell about 12.1% on both a local and dollar basis.

On the following pages, you will find a review of your Portfolio and its investment performance. MetLife appreciates your trust and will continue to focus our efforts on meeting your investment needs.

Sincerely,

Elizabeth M. Forget

President

Met Investors Series Trust

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

Performance

For the one year period ended December 31, 2011, the Class A and B shares of the Van Kampen Comstock Portfolio returned -1.17% and -1.48%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned 0.39%.

Market Environment/Conditions

The calendar year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and were generally in positive territory through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the downgrade combined with the continuing saga surrounding the debt crisis in the Eurozone reignited fears of a global recession. Despite occasional signs of sustained but muted growth, these macroeconomic factors continued to weigh on markets through the end of the reporting period.

Results were mixed among the sectors of the Russell 1000 Value, with cyclical industries such as Financials, Materials and Information Technology posting negative returns, while defensive sectors such as Healthcare and Consumer Staples fared better, posting double digit positive returns.

Portfolio Review/Year-End Positioning

Unfavorable stock selection and a slight underweight position in the Energy sector were the largest detractors from Portfolio performance. Specifically, the Portfolio had exposure to oil equipment and services companies Halliburton and Weatherford, which were two of the main detractors in this sector. Both holdings were affected by decreasing profit margins from international drilling efforts that fell through during the economic slow-down in Europe and overseas, causing earnings expectations to be lowered, thereby, negatively affecting the stock price.

Unfavorable stock selection within and a meaningful overweight to Information Technology (IT) companies also dampened performance relative to the index. Within the IT sector, hardware and internet-related stocks, including Cisco Systems and Hewlett-Packard, performed poorly over the reporting period. Cisco Systems stock declined on cautious guidance regarding company revenue forecasts and worries of IT spending cuts from both the U.S. government and corporations. Hewlett-Packard stock declined on concerns of overpaying for the acquisition of an enterprise software company. The company’s CEO was replaced in September of 2011 by Meg Whitman, the prior CEO of eBay (another Portfolio holding).

A material underweight to Utilities was a major detractor of performance, as Utilities was the highest performing sector for the period, as investors sought defensive oriented, dividend yielding stocks during the market turmoil.

Finally, stock selection in the Financials sector acted as a detractor from relative performance for the period. Notably, exposure to diversified financials like Citigroup, Bank of New York Mellon Corp. and Morgan Stanley detracted from both absolute and relative performance as investors fled bank stocks beginning in the summer of 2011 on concerns of European debt crisis contagion.

On the positive side, strong stock selection in the Health Care sector was the largest contributor to Portfolio performance. Health Care provider UnitedHealth Group, pharmaceuticals companies Bristol-Myers Squibb and GlaxoSmithKline were top performers in this sector on a relative and absolute basis.

Stock selection and a significant overweight position in the Consumer Discretionary sector also enhanced relative performance of the Portfolio. The Portfolio’s main Consumer Discretionary exposure was in media companies. Viacom and Comcast continued to be top performers during the reporting period, continuing the trend from the previous calendar year.

Favorable stock selection in the Telecommunication Services sector also aided Portfolio performance. Notably, Vodafone Group was one of the largest relative contributors within this sector, as well as not owning names like Sprint Nextel Corp. helped relative performance versus the benchmark.

Toward the end of the reporting period, we reduced positions in media, pharmaceuticals and insurance companies due to rising valuations and used the proceeds to increase exposure to select diversified financial, banking, property and casualty insurance and integrated oil companies as they came under pressure.

We believe our contrarian philosophy and deep value approach of buying extremely undervalued companies can allow us to capitalize on market volatility and periods of down markets as value is created for new investment opportunities.

Kevin Holt, Devin Armstrong, Jason Leder, Matthew Seinsheimer and Jay Warwick

Invesco Advisers, Inc.

1

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary* (continued)

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are those of the subadvisory firm as of December 31, 2011 and are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

Portfolio Composition as of December 31, 2011

Top Holdings

% of Net Assets
Comcast Corp. - Class A	3.8
International Paper Co.	3.2
Pfizer, Inc.	2.8
JPMorgan Chase & Co.	2.6
Viacom, Inc. - Class B	2.5
Citigroup, Inc.	2.3
Microsoft Corp.	2.3
Bristol-Myers Squibb Co.	2.2
Allstate Corp. (The)	2.2
BP plc (ADR)	2.1

Top Sectors

% of Market Value of Total Investments
Communications	19.3
Financials	18.5
Non-Cyclical	18.4
Energy	11.9
Cyclical	7.7
Technology	6.3
Industrials	6.2
Cash & Cash Equivalents	4.7
Basic Materials	4.1
Utilities	2.9

2

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Van Kampen Comstock Portfolio managed by

Invesco Advisers, Inc. vs. Russell 1000 Value Index1

	Average Annual Return[2] (for the year ended 12/31/11)
	1 Year	5 Year	Since Inception[3]
Van Kampen Comstock Portfolio—Class A	-1.17%	-1.96%	1.66%
Class B	-1.48%	-2.19%	1.42%
Russell 1000 Value Index[1]	0.39%	-2.64%	2.32%

The performance of Class A shares, as set forth in the line graph above, will differ from that of the other class of shares because of the difference in expenses paid by policyholders investing in the different share classes.

1The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2“Average Annual Return” is calculated including reinvestment of all income dividends and capital gain distributions.

3 Inception of Class A and Class B shares is 5/2/2005. Index returns are based on an inception date of 5/2/2005.

Past performance does not guarantee future results. The investment return and principal value of an investment in the Portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, or administration charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower. The index does not include fees or expenses and is not available for direct investment.

3

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expense Paid During Period** July 1, 2011 to December 31, 2011

Class A
Actual	0.61%	$1,000.00	$932.90	$2.97
Hypothetical*	0.61%	1,000.00	1,022.12	3.11

Class B
Actual	0.86%	$1,000.00	$931.70	$4.19
Hypothetical*	0.86%	1,000.00	1,020.86	4.38

* Hypothetical assumes a rate of return of 5% per year before expenses.

** Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

4

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—95.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.4%
Honeywell International, Inc.	544,884	$29,614,446
Textron, Inc. (a)	911,860	16,860,291

		46,474,737

Automobiles—1.2%
General Motors Co.* (a)	1,200,853	24,341,290

Beverages—0.5%
PepsiCo, Inc.	146,015	9,688,095

Capital Markets—3.5%
Bank of New York Mellon Corp.	1,478,621	29,439,344
Goldman Sachs Group, Inc. (The)	163,951	14,826,089
Morgan Stanley	1,032,798	15,626,234
State Street Corp.	221,738	8,938,259

		68,829,926

Commercial Banks—4.9%
Fifth Third Bancorp.	1,319,174	16,779,893
PNC Financial Services Group, Inc.	513,277	29,600,685
U.S. Bancorp. (a)	496,109	13,419,748
Wells Fargo & Co.	1,337,846	36,871,036

		96,671,362

Communications Equipment—1.0%
Cisco Systems, Inc.	1,096,634	19,827,143

Computers & Peripherals—2.8%
Dell, Inc.*	1,314,194	19,226,658
Hewlett-Packard Co.	1,425,297	36,715,651

		55,942,309

Diversified Financial Services—5.7%
Bank of America Corp.	2,921,164	16,241,672
Citigroup, Inc.	1,748,350	45,999,088
JPMorgan Chase & Co.	1,517,007	50,440,483

		112,681,243

Diversified Telecommunication Services—2.8%
AT&T, Inc.	725,639	21,943,323
Verizon Communications, Inc.	813,970	32,656,477

		54,599,800

Electric Utilities—2.9%
FirstEnergy Corp.	522,324	23,138,953
PPL Corp.	1,142,526	33,613,115

		56,752,068

Electrical Equipment—0.7%
Emerson Electric Co. (a)	282,953	$13,182,780

Energy Equipment & Services—3.8%
Halliburton Co.	1,128,955	38,960,237
Noble Corp.*	294,465	8,898,732
Weatherford International, Ltd.*	1,895,299	27,747,178

		75,606,147

Food & Staples Retailing—3.0%
CVS Caremark Corp. (a)	938,556	38,274,313
Wal-Mart Stores, Inc. (a)	340,422	20,343,619

		58,617,932

Food Products—3.6%
Kraft Foods, Inc.—Class A	926,609	34,618,112
Unilever N.V.	1,024,950	35,227,532

		69,845,644

Health Care Providers & Services—3.7%
Cardinal Health, Inc.	454,324	18,450,097
UnitedHealth Group, Inc.	728,582	36,924,536
WellPoint, Inc.	258,724	17,140,465

		72,515,098

Household Products—0.4%
Procter & Gamble Co. (The)	114,452	7,635,093

Industrial Conglomerates—1.5%
General Electric Co.	1,621,040	29,032,826

Insurance—4.3%
Aflac, Inc. (a)	164,193	7,102,989
Allstate Corp. (The)	1,550,783	42,506,962
Chubb Corp. (The) (a)	125,720	8,702,338
Travelers Cos., Inc. (The)	434,446	25,706,170

		84,018,459

Internet Software & Services—3.6%
eBay, Inc.*	1,245,132	37,764,853
Yahoo!, Inc.*	2,090,105	33,713,394

		71,478,247

Machinery—1.7%
Ingersoll-Rand plc (a)	1,066,534	32,497,291

Media—10.8%
Comcast Corp.—Class A (a)	3,153,116	74,760,381
News Corp.—Class B	1,712,292	31,129,469
Time Warner Cable, Inc.	522,104	33,190,151

See accompanying notes to financial statements.

5

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Schedule of Investments as of December 31, 2011

Common Stocks—(Continued)

Security Description	Shares	Value

Media—(Continued)
Time Warner, Inc.	617,445	$22,314,462
Viacom, Inc.—Class B	1,095,613	49,751,786

		211,146,249

Metals & Mining—0.9%
Alcoa, Inc.	2,016,593	17,443,529

Multiline Retail—1.1%
Macy's, Inc.	219,393	7,060,067
Target Corp. (a)	271,223	13,892,042

		20,952,109

Oil, Gas & Consumable Fuels—8.1%
BP plc (ADR)	979,598	41,868,018
Chesapeake Energy Corp.	533,211	11,885,273
Chevron Corp.	384,659	40,927,718
Murphy Oil Corp.	415,386	23,153,616
Royal Dutch Shell plc (ADR)	553,974	40,489,960

		158,324,585

Paper & Forest Products—3.2%
International Paper Co.	2,110,063	62,457,865

Personal Products—0.3%
Avon Products, Inc.	349,575	6,107,075

Pharmaceuticals—9.9%
Abbott Laboratories	139,518	7,845,097
Bristol-Myers Squibb Co.	1,240,785	43,725,263
GlaxoSmithKline plc (ADR)	493,218	22,505,537
Merck & Co., Inc.	1,037,207	39,102,704
Pfizer, Inc.	2,500,105	54,102,272
Roche Holding AG (ADR)	395,221	16,816,654
Sanofi-Aventis (ADR)	273,479	9,992,923

		194,090,450

Semiconductors & Semiconductor Equipment—1.1%
Intel Corp.	589,794	14,302,505
KLA-Tencor Corp. (a)	153,393	7,401,212

		21,703,717

Software—2.3%
Microsoft Corp.	1,767,188	45,876,201

Specialty Retail—2.4%
Home Depot, Inc. (The)	289,091	12,153,386
Lowe's Cos., Inc.	795,536	20,190,704
Staples, Inc.	1,088,441	15,118,445

		47,462,535

Wireless Telecommunication Services—1.0%
Vodafone Group plc (ADR) (a)	720,023	$20,182,245

Total Common Stocks (Cost $1,792,949,117)		1,865,984,050

Short-Term Investments—6.0%

Mutual Funds—1.2%
State Street Navigator Securities Lending Prime Portfolio (b)	24,082,963	24,082,963

Repurchase Agreement—4.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/30/11 at 0.010% to be repurchased at $92,825,103 on 01/03/12, collateralized by $92,915,000 U.S. Treasury Note at 1.000% due 01/15/14 with value of $94,682,057.	$92,825,000	92,825,000

Total Short-Term Investments (Cost $116,907,963)		116,907,963

Total Investments—101.1% (Cost $1,909,857,080#)		1,982,892,013
Other Assets and Liabilities (net)—(1.1)%		(21,163,929)

Net Assets—100.0%		$1,961,728,084

*	Non-income producing security.
#	As of December 31, 2011, the aggregate cost of investments for federal income tax purposes was $1,937,941,150. The aggregate unrealized appreciation and depreciation of investments were $200,354,591 and $(155,403,728), respectively, resulting in net unrealized appreciation of $44,950,863 for federal income tax purposes.
(a)	All or a portion of the security was held on loan. As of December 31, 2011, the market value of securities loaned was $23,398,943 and the collateral received consisted of cash in the amount of $24,082,963. The cash collateral is invested in a money market fund managed by an affiliate of the custodian.
(b)	Represents investment of cash collateral received from securities lending transactions.
(ADR)—	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. Trading on exchanges not located in the United States or Canada significantly influences the value of ADRs.

See accompanying notes to financial statements.

6

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Schedule of Investments as of December 31, 2011

FAIR VALUE HIERARCHY

Accounting principles generally accepted in the United States of America (“GAAP”) defines fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, unadjusted quoted prices for similar investments in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, etc.)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. For a change in the methodology used, transfers between levels will be recognized as of the beginning of the reporting period. Information on transfers between Level 1 and Level 2, if any, will be disclosed following the fair value hierarchy table below. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio's investments as of December 31, 2011:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,865,984,050	$—	$—	$1,865,984,050
Short-Term Investments
Mutual Funds	24,082,963	—	—	24,082,963
Repurchase Agreement	—	92,825,000	—	92,825,000
Total Short-Term Investments	24,082,963	92,825,000	—	116,907,963
Total Investments	$1,890,067,013	$92,825,000	$—	$1,982,892,013

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

7

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Statement of Assets and Liabilities

December 31, 2011

Assets
Investments at value (a)(b)	$1,890,067,013
Repurchase Agreement	92,825,000
Cash	406
Receivable for investments sold	7,483,683
Receivable for shares sold	455,711
Dividends receivable	4,627,098
Interest receivable	53

Total assets	1,995,458,964

Liabilities
Payables for:
Investments purchased	8,057,736
Shares redeemed	393,857
Collateral for securities loaned	24,082,963
Accrued Expenses:
Management fees	949,562
Distribution and service fees - Class B	117,012
Administration fees	8,089
Custodian and accounting fees	11,260
Deferred trustees' fees	25,067
Other expenses	85,334

Total liabilities	33,730,880

Net Assets	$1,961,728,084

Net Assets Represented by
Paid in surplus	$2,461,038,506
Accumulated net realized loss	(602,819,074)
Unrealized appreciation on investments	73,034,933
Undistributed net investment income	30,473,719

Net Assets	$1,961,728,084

Net Assets
Class A	$1,406,454,598
Class B	555,273,486
Capital Shares Outstanding*
Class A	150,880,931
Class B	59,817,235
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.32
Class B	9.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,817,032,080.
(b)	Includes securities loaned at value of $23,398,943.

Statement of Operations

For the Year Ended December 31, 2011

Investment Income
Dividends (a)	$42,908,771
Interest (b)	357,149

Total investment income	43,265,920

Expenses
Management fees	10,486,963
Administration fees	90,033
Custodian and accounting fees	129,457
Distribution and service fees - Class B	1,456,265
Audit and tax services	33,061
Legal	33,286
Trustees' fees and expenses	35,424
Shareholder reporting	128,031
Insurance	8,841
Miscellaneous	18,403

Total expenses	12,419,764

Net investment income	30,846,156

Net Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain on:
Investments	112,783,923
Futures contracts	165,927

Net realized gain on investments and futures contracts	112,949,850

Net change in unrealized depreciation on investments	(221,232,096)

Net realized and unrealized loss on investments and futures contracts	(108,282,246)

Net Decrease in Net Assets from Operations	$(77,436,090)

(a)	Net of foreign withholding taxes of $617,339.
(b)	Includes net income on securities loaned of $349,286.

See accompanying notes to financial statements.

8

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2011	Year Ended December 31, 2010
Increase (Decrease) in Net Assets:
Operations
Net investment income	$30,846,156	$17,999,953
Net realized gain on investments and futures contracts	112,949,850	73,642,777
Net change in unrealized appreciation (depreciation) on investments	(221,232,096)	98,162,346

Net increase (decrease) in net assets resulting from operations	(77,436,090)	189,805,076

Distributions to Shareholders
From net investment income
Class A	(11,390,619)	(13,683,951)
Class B	(6,595,624)	(7,893,571)

Net decrease in net assets resulting from distributions	(17,986,243)	(21,577,522)

Net increase (decrease) in net assets from capital share transactions	646,587,034	(46,118,286)

Net Increase in Net Assets	551,164,701	122,109,268
Net assets at beginning of period	1,410,563,383	1,288,454,115

Net assets at end of period	$1,961,728,084	$1,410,563,383

Undistributed net investment income at end of period	$30,473,719	$17,969,864

Other Information:
Capital Shares

Transactions in capital shares were as follows:
	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Value	Shares	Value
Class A
Sales	70,473,823	$718,371,185	10,668,190	$92,363,242
Reinvestments	1,131,144	11,390,619	1,520,439	13,683,951
Redemptions	(7,413,049)	(70,355,378)	(18,307,373)	(162,096,992)

Net increase (decrease)	64,191,918	$659,406,426	(6,118,744)	$(56,049,799)

Class B
Sales	9,384,811	$89,864,026	9,354,005	$80,567,165
Reinvestments	656,935	6,595,624	878,039	7,893,571
Redemptions	(11,448,805)	(109,279,042)	(9,141,011)	(78,529,223)

Net increase (decrease)	(1,407,059)	$(12,819,392)	1,091,033	$9,931,513

Increase (decrease) derived from capital shares transactions		$646,587,034		$(46,118,286)

See accompanying notes to financial statements.

9

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.55	$8.43	$6.85	$11.26	$11.95

Income (Loss) from Investment Operations
Net investment income(a)	0.17	0.13	0.13	0.21	0.25
Net realized and unrealized gain (loss) on investments	(0.27)	1.14	1.64	(4.06)	(0.49)

Total from investment operations	(0.10)	1.27	1.77	(3.85)	(0.24)

Less Distributions
Distributions from net investment income	(0.13)	(0.15)	(0.19)	(0.19)	(0.19)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.37)	(0.26)

Total distributions	(0.13)	(0.15)	(0.19)	(0.56)	(0.45)

Net Asset Value, End of Period	$9.32	$9.55	$8.43	$6.85	$11.26

Total Return (%)	(1.17)	15.12	26.89	(35.79)	(2.31)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.61	0.64	0.64	0.61	0.61
Ratio of net expenses to average net assets (%)(b)	0.61	0.64	0.64	0.61	0.61
Ratio of net investment income to average net assets (%)	1.81	1.51	1.95	2.35	2.04
Portfolio turnover rate (%)	24.5	29.1	43.8	40.2	22.2
Net assets, end of period (in millions)	$1,406.5	$828.0	$782.7	$1,257.6	$1,839.2

	Class B
	Year Ended December 31,
	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$9.52	$8.41	$6.83	$11.22	$11.91

Income (Loss) from Investment Operations
Net investment income(a)	0.14	0.11	0.10	0.19	0.22
Net realized and unrealized gain (loss) on investments	(0.27)	1.13	1.65	(4.04)	(0.48)

Total from investment operations	(0.13)	1.24	1.75	(3.85)	(0.26)

Less Distributions
Distributions from net investment income	(0.11)	(0.13)	(0.17)	(0.17)	(0.17)
Distributions from net realized capital gains	0.00	0.00	0.00	(0.37)	(0.26)

Total distributions	(0.11)	(0.13)	(0.17)	(0.54)	(0.43)

Net Asset Value, End of Period	$9.28	$9.52	$8.41	$6.83	$11.22

Total Return (%)	(1.48)	14.85	26.57	(35.91)	(2.49)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.86	0.89	0.89	0.86	0.86
Ratio of net expenses to average net assets (%)(b)	0.86	0.89	0.89	0.86	0.85
Ratio of net investment income to average net assets (%)	1.50	1.28	1.39	2.10	1.80
Portfolio turnover rate (%)	24.5	29.1	43.8	40.2	22.2
Net assets, end of period (in millions)	$555.3	$582.6	$505.8	$107.7	$162.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser, if applicable.

See accompanying notes to financial statements.

10

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2011

1. Organization

Met Investors Series Trust (the “Trust”) is organized as a statutory trust under the laws of Delaware, as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust currently offers fifty-four portfolios (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The portfolio included in this report is Van Kampen Comstock Portfolio (the “Portfolio”), which is diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by Metropolitan Life Insurance Company (“MetLife”) and other affiliated life insurance companies.

The Portfolio has registered four classes of shares: Class A, B, C and E Shares. Class A and B Shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution expenses.

2. Significant Accounting Policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”) which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2011 through the date that the financial statements were issued.

The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - Debt securities (other than short term obligations with a remaining maturity of sixty days or less) including corporate, convertible and municipal bonds and notes; U.S. government agencies; U.S. treasury obligations; sovereign issues; term loans; and non-U.S. bonds are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by MetLife Advisers, LLC (“MLA” or the “Adviser”), an affiliate of MetLife, Inc., or the relevant Subadviser pursuant to authorization of the Board of Trustees of the Portfolio (the “Board”). Such quotations utilize matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser or relevant Subadviser pursuant to authorization of the Board. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows for each tranche, market-based yield spreads for each tranche and current market data, and incorporate deal collateral performance, as available. Mortgage and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Short term obligations with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair market value, and are categorized as Level 2 within the fair value hierarchy.

Equity securities such as common stock, exchange-traded funds, rights, warrants, and preferred stock that are traded on a national securities exchange or other exchanges are generally valued at their last sale price on the principal trading market. Equity securities traded on a national securities exchange or other exchanges for which there is no reported sale during the day are valued at the last reported bid price. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for that security by the Board or its delegates. If no closing price is available, then such securities are valued at the last reported bid price. Equity securities traded over-the-counter are generally valued at the last reported sales price. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued by reference to similar instruments are categorized as Level 2 within the fair value hierarchy.

Equity securities (including rights and warrants) which are listed on foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the bid price. Valuation adjustments may be applied to certain equity securities that are solely traded on foreign exchanges closing before the U.S. market to account for the market movement between the close of the foreign exchanges and the close of the U.S. market. The Portfolio may use a systematic fair valuation model provided by an independent third party to value securities principally traded in these foreign markets closing before the U.S. market in order to adjust for possible stale pricing that may occur between the close of these foreign exchanges and the time of the Portfolio valuation. Securities using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy.

11

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

Investments in registered open-end management investment companies are valued at reported net asset value per share and are categorized as Level 1 within the fair value hierarchy.

Forward foreign currency exchange contracts are valued based on the mean between closing bid and asked prices of the forward currency rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. These contracts are categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sales price available as of the close of business on the day of valuation or, if there is no such sale price available, at the last reported bid price. Options on currencies are valued at the spot price each day. These types of options are categorized as Level 1 within the fair value hierarchy. Other options traded on inactive markets where a broker quotation is received or options valued by an evaluated quote provided by an independent pricing vendor are categorized as Level 2 within the fair value hierarchy.

Futures contracts, which are traded on commodity exchanges, are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy. Futures contracts traded on inactive markets where a broker quotation is received are categorized as Level 2 within the fair value hierarchy.

Options and futures contracts that are traded over-the-counter are generally valued on the basis of broker dealer quotations or pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or reliable for a security, the fair value of the security will be determined in accordance with procedures approved by and under the general supervision of the Board. The Board has delegated the determination in good faith of the fair value of securities for which current market quotations are not readily available to a Valuation Committee established by the Board. Market quotes and other observable inputs are considered not readily available in circumstances where there is an absence of current or reliable market-based data. In addition, market quotes would be considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. When the Portfolio uses fair value pricing, it may take into account any factors it deems appropriate, including significant assumptions and unobservable inputs. The value of securities used by the Portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities are categorized as Level 3 within the fair value hierarchy.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal and various state tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from security transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between under/over distributed net investment income, accumulated net realized gains/losses and paid in surplus. Book-tax differences are primarily due to futures transactions, deferred trustees’ compensation, capital loss carryforwards losses deferred due to wash sales, and return of capital from certain securities as applicable. These adjustments have no impact on net assets or the results of operations.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on the loaned securities. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

12

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

2. Significant Accounting Policies - continued

The Trust has entered into a securities lending arrangement with the custodian, State Street Bank and Trust Company (the “custodian”). Under this arrangement, the custodian is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or securities as collateral against the loaned securities. The Portfolio receives collateral at least equal to 102% of the market value of the loaned securities (105% for foreign equity securities), at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities must be maintained for the duration of the loan. Cash collateral is generally invested in the State Street Navigator Securities Lending Prime Portfolio (the “Navigator Portfolio”), managed by an affiliate of the custodian. The Navigator Portfolio is a registered money market fund which invests in a variety of high quality U.S. dollar-denominated instruments. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral so that the total amount of posted collateral equals at least 100% of the market value of all the loaned securities as of such preceding day. A portion of net income (income after the deduction of expenses and fees of the Navigator Portfolio) on the collateral is rebated to the borrower of the securities and the remainder is split between the custodian and the Portfolio. On loans collateralized by U.S. Treasuries, a fee is received from the borrower and is allocated between the Portfolio and the custodian. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. Net interest income received by the Portfolio in securities lending transactions during the year ended December 31, 2011 is disclosed in the footnotes to the Statement of Operations. Any outstanding loans by the Portfolio at December 31, 2011 are disclosed in the footnotes to the Schedule of Investments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio, through the custodian or a subcustodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Portfolio requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be at least equal to 100% of the repurchase price in the case of a repurchase agreement of one-day duration and 102% of the repurchase price in the case of all other repurchase agreements. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Portfolio may be delayed, limited or wholly denied.

3. Investment Management Agreement and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Invesco Advisers, Inc. (the “Adviser”), effective June 1, 2010, for investment subadvisory services in connection with the investment management of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by the Adviser for the year ended December 31, 2011	% per annum	Average Daily Net Assets

$10,486,963	0.65%	First $500 Million

	0.60%	$500 Million to $1 Billion

	0.525%	Over $1 Billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - MetLife serves as the transfer agent for the Trust. MetLife receives no fees for its services to the Trust under the transfer agency agreement.

13

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

3. Investment Management Agreement and Other Transactions with Affiliates - continued

Distribution Agreement and Plan - The Trust has a distribution agreement with MetLife Investors Distribution Company (“MIDC” or the “Distributor”) in which MIDC serves as the Distributor for the Trust’s Class A and Class B Shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc., an affiliate of the Adviser. The Class B distribution plan provides that the Trust, on behalf of the Portfolio, may pay annually up to 0.50% of the average daily net assets of the Portfolio attributable to its Class B Shares with respect to activities primarily intended to result in the sale of Class B Shares. However, under the Class B distribution agreement, payments to the Distributor for activities pursuant to the Class B distribution plan are currently limited to payments at an annual rate equal to 0.25% of average daily net assets of the Portfolio attributable to its Class B Shares.

Under the terms of the Class B distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B Shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee of the Trust who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Portfolio. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain portfolios of the Trust or Metropolitan Series Fund, Inc. as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio, if any, under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2011 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government

$—	$1,049,078,363	$—	$429,486,825

During the year ended December 31, 2011, the Portfolio engaged in security purchase transactions with other affiliated portfolios. These purchase transactions amounted to $302,606,009. The Portfolio also engaged in security transactions with other accounts managed by Invesco Advisers, Inc. that amounted to $3,013,278 in Purchases and $4,831,606 in Sales of investments which are included above.

5. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts (on recognized exchanges) as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as “restricted cash” on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on the daily fluctuations in the value of the futures contracts. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. Futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures contracts against default.

During the year ended December 31, 2011, the Portfolio entered into equity index futures contracts which were subject to equity price risk. During the period April 28 through May 02, 2011, the Portfolio had bought and sold $265,962,637 in equity index futures contracts. At December 31, 2011, the Portfolio did not have any open futures contracts. For the year ended December 31, 2011, the Portfolio had realized gains in the amount of $165,927 which are shown under Net realized gain on futures contracts in the Statement of Operations.

6. Contractual Obligations

The Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred.

7. Market, Credit and Counterparty Risk

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the other party to a transaction to perform (credit and counterparty risk). The value of securities held by the Portfolio

14

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

7. Market, Credit and Counterparty Risk - continued

may decline in response to certain events, including those directly involving the companies whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit risk consist principally of cash due from counterparties and investments. In order to preserve certain safeguards for derivatives and non-standard settlement trades, the Portfolio restricts its exposure to credit losses by entering into master netting agreements with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. The Portfolio reduces the credit risk associated with favorable contracts by entering into a master netting arrangement to the extent that all amounts with the counterparty are terminated and settled on a net basis if an event of default occurs. The Portfolio’s overall exposure to credit risk on derivative instruments subject to master netting arrangements can change substantially within a short period, as it is affected by each transaction subject to the arrangement.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

8. Income Tax Information

The tax character of distributions paid for the years ended December 31, 2011 and 2010 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2011	2010	2011	2010	2011	2010

$17,986,243	$21,577,522	$—	$—	$17,986,243	$21,577,522

As of December 31, 2011, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Loss Carryforwards	Total

$30,498,786	$—	$44,950,861	$(574,735,002)	$(499,285,355)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of December 31, 2011, the Portfolio had no post-enactment accumulated capital losses and the pre-enactment accumulated capital loss carryforwards and expiration dates were as follows:

Expiring 12/31/2016	Expiring 12/31/2017	Total

$117,210,374	$457,524,628	$574,735,002

9. Recent Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements” related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. This ASU modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. The ASU is effective prospectively for new transfers and existing transactions that are modified in the interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the implications of ASU 2011-03 and its impact on the financial statements.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and the International Financial Reporting Standards (IFRS).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. For fair value measurements categorized in Level 3 of the fair value hierarchy, ASU 2011-04 will require disclosures about quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures

15

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Notes to Financial Statements—December 31, 2011—(Continued)

9. Recent Accounting Pronouncements - continued

about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for fiscal years beginning after December 15, 2011 and for interim periods within those fiscal years. Management is currently evaluating the implications of ASU 2011-04 and its impact on financial statements disclosures.

In December 2011, FASB issued ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities.” These common disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a portfolio’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of U.S. GAAP and those entities that prepare their financial statements on the basis of IFRS. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset in the financial position; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the implications of ASU 2011-11 and its impact on financial statements disclosures.

16

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Van Kampen Comstock Portfolio and the Board of Trustees of Met Investors Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Van Kampen Comstock Portfolio, one of the portfolios constituting Met Investors Series Trust (the “Trust”) as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Comstock Portfolio of Met Investors Series Trust as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2012

17

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)

The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not “interested persons” as defined in the 1940 Act are referred to as “Independent Trustees.” Additional information about the Trustees is available in the Statement of Additional Information, which is available without charge, upon request, by calling (800) 848-3854.

The Trustees
Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustees
Elizabeth M. Forget* (45)	President and Trustee	Indefinite; From December 2000 to present	Since May 2007, Senior Vice President, MetLife, Inc.; since December 2000, President, MetLife Advisers, LLC and a predecessor company; July 2000 to April 2007, Vice President, MetLife, Inc.	88	Since August 2006, Director, Metropolitan Series Fund, Inc.**; various MetLife-affiliated boards.
Independent Trustees
Stephen M. Alderman (52)	Trustee	Indefinite; From December 2000 to present	Since November 1991, Shareholder in the law firm of Garfield and Merel, Ltd.	54	Director, International Truck Leasing Corp.

Jack R. Borsting (82)	Trustee	Indefinite; From December 2000 to present	Since November 2006, Professor and Dean Emeritus, Marshall School of Business, University of Southern California (USC); from 2001 to 2005, Professor of Business Administration and Dean Emeritus.	54	Director, Los Angeles Orthopedic Hospital; Trustee, The Rose Hills Foundation; formerly, Member, Army Science Board; from 2005 to 2008, Lead Governor, American Stock Exchange; from 1992 to 2002, Director, Northrop Grumman Corporation.

Robert Boulware (55)	Trustee	Indefinite; From March 2008 to present	From 2004 to 2009, Director, Norwood Promotional Products, Inc.; from 2007 to 2008, Director, Wealthpoint Advisors (a business development company); from 2007 to 2009, Director, Holladay Bank; from 1992 to 2006, President and Chief Executive Officer, ING Fund Distributor, LLC.	54	Since 2005, Director, Gainsco, Inc. (auto insurance).

Daniel A. Doyle (53)	Trustee	Indefinite; From February 2007 to present	Since November 2011, Senior Vice President and Chief Financial Officer, Puget Energy, Inc. (public utility); from June 2009 to November 2011 independent business consultant; from October 2000 to June 2009, Vice President and Chief Financial Officer, ATC Management, Inc. (public utility).	54	Director, Wisconsin Sports Development Corporation.

18

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Name and Age	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Independent Trustees - continued
Susan C. Gause (59)	Trustee	Indefinite; From March 2008 to present	From 2000 to December 2002, Chief Executive Officer of Allianz Dresdner Asset Management; since 2003, private investor.	54	None

Dawn M. Vroegop (45)	Trustee	Indefinite; From December 2000 to present	From September 1999 to September 2003, Managing Director, Dresdner RCM Global Investors.	88	Since 2009, Director, Metropolitan Series Fund, Inc.**; since 2003, Director and Investment Committee Chair, City College of San Francisco Foundation.

The Executive Officers
Name and Age	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Jeffrey L. Bernier (40)	Vice President	From February 2009 to present	Since December 2007, Vice President, MetLife, Inc., since 2008, Senior Vice President of MetLife Advisers, LLC and a predecessor company; from July 2004 to December 2007, Director and Senior Investment Analyst of Investment Management Services for John Hancock Financial Services.

Peter H. Duffy (56)	Vice President	From February 2011 to present	Since 2001, Senior Vice President, MetLife Advisers, LLC and since 2004, Vice President, MetLife, Inc.

Jeffrey P. Halperin (44)	Chief Compliance Officer	From November 2005 to present	Since March 2006, Vice President, MetLife, Inc., since August 2006, Chief Compliance Officer, Met Investors Series Trust; since February 2008, Chief Compliance Officer, Metropolitan Series Fund, Inc.; from November 2005 to February 2008, Interim Chief Compliance Officer, Metropolitan Series Fund, Inc.; since August 2006, Chief Compliance Officer, MetLife Advisers, LLC and a predecessor company; since October 2006, Chief Compliance Officer, MetLife Investment Advisors Company, LLC.

Jeffrey A. Tupper (41)	Chief Financial Officer and Treasurer	From August 2002 to present	Since February 2009, Vice President, MetLife Advisers, LLC; since October 2006, Assistant Vice President, MetLife, Inc.

Andrew L. Gangolf (57)	Secretary	From 2011 to present	Since March 2011, Senior Vice President, MetLife Advisers, LLC; from 1996 until 2011, Senior Vice President & Assistant General Counsel, AllianceBerstein Investments, Inc.

*	Ms. Forget is an “interested person” of the Trust because of her positions with the Adviser and certain of its affiliates and her ownership of securities issued by MetLife, Inc., the ultimate parent company of the Adviser.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trust, MetLife, Inc. or the Adviser. For certain individuals, the information provided may be for periods longer than the past five years.
(2)	The Fund Complex includes 54 portfolios, each a series of the Trust, and 34 portfolios, each a series of Metropolitan Series Fund, Inc.

19

MET INVESTORS SERIES TRUST

Trustees and Officers (Unaudited)—(Continued)

Quarterly Portfolio Schedule

The Trust files Form N-Q for the first and third quarters of each fiscal year. The Trust’s Forms N-Q will be available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Trust’s Forms N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Once filed, the most recent Form N-Q will be available without charge, upon request, by calling (800) 848-3854.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

The Trust, on behalf of each of its Portfolios, has filed with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

20

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board”) of the Met Investors Series Trust (the “Trust”) held on November 7-8, 2011, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with MetLife Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the series of the Trust, including the Van Kampen Comstock Portfolio (each a “Portfolio,” and collectively, the “Portfolios”).1

In considering the Agreements, the Board reviewed a variety of materials provided by the Adviser and the Sub-Advisers relating to each Portfolio, the Adviser and each Sub-Adviser, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds, performance information for relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Adviser and the Sub-Advisers under their respective Agreements. The Board also took into account information provided to the Board in its meetings throughout the year with respect to the services provided by the Adviser and the Sub-Advisers, including quarterly performance reports prepared by management containing reviews of investment results, and periodic presentations from the Sub-Advisers with respect to the Portfolios they manage. The Independent Trustees also assessed reports provided by the Board’s independent consultant, who reviewed and provided analyses regarding investment performance, fees and expenses, and other information provided by, or at the direction of, the Adviser and the Sub-Advisers, as more fully discussed below.

The Independent Trustees were separately advised by independent legal counsel throughout the process. Prior to voting to continue the Agreements at the November meeting, the Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Board also met in person with personnel of the Adviser on September 27, 2011 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements and to request any additional information they considered reasonably necessary to their deliberations. The Independent Trustees also discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

In considering whether to approve the renewal of the Advisory Agreement with the Adviser and any applicable Sub-Advisory Agreements with respect to each Portfolio, the Board reviewed and analyzed the factors it deemed relevant, including: (1) the nature, extent and quality of the services to be provided to the Portfolios by the Adviser and the Sub-Advisers; (2) the performance of the Portfolios as compared to a peer group and an appropriate index; (3) the Adviser’s and each of the Sub-Adviser’s personnel and operations; (4) the financial condition of the Adviser and of the Sub-Advisers; (5) the level and method of computing each Portfolio’s advisory and sub-advisory fees; (6) the profitability of the Adviser under the Advisory Agreement and of the Sub-Advisers under the Sub-Advisory Agreements; (7) any “fall-out” benefits to the Adviser, the Sub-Advisers and their affiliates (i.e., ancillary benefits realized by the Adviser, the Sub-Advisers or their affiliates from the Adviser’s or Sub-Advisers’ relationship with the Trust); (8) the anticipated effect of growth in size on each Portfolio’s performance and expenses; (9) fees paid to the Sub-Advisers by comparable institutional and retail accounts; and (10) possible conflicts of interest. The Board also considered the nature, quality, and extent of the services to be provided to the Portfolios by the Adviser’s affiliates, including distribution services.

Nature, extent and quality of services. In considering the nature, extent and quality of the services to be provided by the Adviser to the Portfolios, the Board took into account the extensive responsibilities that the Adviser has as investment manager to the Portfolios, including the provision of investment advisory services to: (i) MetLife Aggressive Strategy Portfolio, MetLife Balanced Strategy Portfolio, MetLife Defensive Strategy Portfolio, MetLife Growth Strategy Portfolio, and MetLife Moderate Strategy Portfolio (together, the “Asset Allocation Portfolios”), (ii) American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, and American Funds Moderate Allocation Portfolio (together, the “American Funds of Funds”), (iii) the Met/Franklin Templeton Founding Strategy Portfolio, and (iv) the MetLife Balanced Plus Portfolio, the selection of the Sub-Advisers for the other Portfolios and oversight of the Sub-Advisers’ compliance with fund policies and objectives, review of brokerage matters including with respect to trade allocation and best execution, oversight of general fund compliance with federal and state laws, and the implementation of Board directives as they relate to the Portfolios. The Board also considered the Adviser’s risk management processes. The Adviser’s role in coordinating the activities of the Portfolios’ other service providers was also considered. The Board also evaluated the expertise and performance of the investment personnel with respect to the Asset Allocation Portfolios, the American Funds of Funds, the Met/Franklin Templeton Founding Strategy Portfolio, and the MetLife Balanced Plus Portfolio, and of the personnel overseeing the Sub-Advisers of the other Portfolios, and compliance with each Portfolio’s investment restrictions, tax and other requirements. The Board considered information received from the Trust’s Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, including the policies and procedures in place relating to proxy voting. The Board also took into account its knowledge of the Adviser’s management and the quality of the performance of its duties through Board meetings, discussions and reports during the preceding year.

1 The AQR Global Risk Balanced Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, BlackRock Global Tactical Strategies Portfolio, MetLife Balanced Plus Portfolio, Pyramis® Government Income Portfolio, and Met/Franklin Low Duration Total Return Portfolio recently commenced operations and, therefore, the Agreements with respect to these Portfolios were not up for renewal. In addition, the Sub-Advisory Agreements with respect to the T. Rowe Price Large Cap Value Portfolio and Clarion Global Real Estate Portfolio were approved at the February 14-15, 2011 and May 24-25, 2011 meetings, respectively, and therefore, were not up for renewal.

21

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

The Board also recognized the Adviser’s reputation and long-standing experience in serving as an investment adviser to the Trust, and considered the benefit to shareholders of investing in funds that are part of a family of variable annuity portfolios offering a variety of investments. In addition, the Board reviewed the financial condition of the Adviser and whether it had the financial wherewithal to provide a high level and quality of services to the Portfolios. In its review, the Board also received and took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities.

With respect to the services provided by each of the Sub-Advisers, the Board considered information provided to the Board by each Sub-Adviser, including each Sub-Adviser’s Form ADV, as well as information presented throughout the past year. The Board considered the Sub-Adviser’s current level of staffing and its overall resources, as well as its compensation program. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, the Sub-Adviser’s compliance program and any disciplinary history. The Board also took into account the Sub-Adviser’s risk assessment and monitoring process. The Board noted each Sub-Adviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board also noted that the CCO and his staff conduct regular, periodic compliance reviews with each of the Sub-Advisers and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory compliance systems of the Sub-Advisers and procedures reasonably designed by them to assure compliance with the federal securities laws, including issues related to late trading and market timing, best execution, fair value pricing, and proxy voting procedures, among others. The Board also took into account the financial condition of each Sub-Adviser.

The Board considered each Sub-Adviser’s investment process and philosophy. The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio which is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also reviewed each Sub-Adviser’s brokerage policies and practices, including with respect to best execution and soft dollars.

Based on its consideration and review of the foregoing information, the Board concluded that the nature, extent and quality of services provided by the Adviser and by each Sub-Adviser were satisfactory and that there was a reasonable basis on which to conclude that each would provide a high quality of investment services to the Portfolios.

Performance. The Board considered the performance of the Portfolios as described in the quarterly reports prepared by management, and as also analyzed in reports prepared by the Independent Trustees’ independent consultant. The Board noted that the Adviser reviews with the Board on a quarterly basis detailed information about the Portfolios’ performance results, portfolio composition and investment strategies. The Board also reviewed and considered a separate report prepared by Lipper Inc. (“Lipper”), an independent third party, which provided a statistical analysis comparing the Portfolios’ investment performance, expenses, and fees to comparable funds underlying variable insurance products (the “Performance Universe”). In addition, the Independent Trustees met separately with a representative of Bobroff Consulting, Inc., an independent consultant (“Bobroff”), at a special board meeting in September 2011, to review the separate reports prepared by such consultant (“Bobroff Report”), which analyzed the report prepared by Lipper, as well as certain of the other factors to be considered by the Board. The Board also considered each Portfolio’s more recent performance subsequent to the performance period covered by the Lipper reports, and management’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance.

The Board closely reviewed the Portfolios’ performance records and the Adviser’s and Sub-Advisers’ management styles and long-term performance records with the Portfolios and comparable funds. The Board focused particular attention on Portfolios with less favorable performance records. The Board was mindful of the Adviser’s focus on each Sub-Adviser’s performance and noted that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Portfolio.

Among other data relating specifically to the Van Kampen Comstock Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one- and three- year periods ended June 30, 2011, and underperformed the median of its Performance Universe for the five- year period ended June 30, 2011. The Board also considered that the Portfolio outperformed its Lipper Index for the one-, three- and five- year periods ended June 30, 2011. The Board further considered that the Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one- year period ended September 30, 2011, and outperformed its benchmark for the three- and five- year periods ended September 30, 2011. The Board took into account management’s discussion of the Portfolio’s performance. Based on its review, the Board concluded that the Portfolio’s overall performance was adequate.

Fees and Expenses. The Board gave substantial consideration to the advisory fees payable under the Advisory Agreement and the sub-advisory fees payable under each of the Sub-Advisory Agreements. In this regard, the Board reviewed the advisory fees payable in the aggregate as well as on a Portfolio-by-Portfolio basis based on information provided by the Adviser. The Independent Trustees, with the assistance of Bobroff, also examined the fees paid by each Portfolio in light of fees paid to other investment managers by comparable funds and the method of computing each Portfolio’s fee, as well as considered the fees charged by the Adviser to manage other comparable funds, as applicable. The Lipper report included comparisons of the Adviser’s fee schedule with that of its peers based on an asset-based analysis of relative fee structures according to

22

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

the size of each Portfolio. In addition, the Board considered the Portfolios’ advisory and sub-advisory fees and total expenses as compared to similarly situated investment companies underlying variable insurance products deemed to be comparable to the Portfolios as determined by Lipper. The Board considered each Portfolio’s ranking within a smaller group of peer funds chosen by Lipper (the “Expense Group”), as well as the Portfolio’s ranking within broader groups of funds (the “Expense Universe” and the “Sub-advised Expense Universe”). The Board also considered each Portfolio’s contractual sub-advisory fees, as applicable, as compared to the Sub-advised Expense Universe as well as a smaller group of funds (the “Sub-advised Expense Group”). In comparing each Portfolio’s actual and contractual management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser, not the Portfolios, out of the advisory fee. It was further noted that the Adviser negotiates such fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation agreements with certain of the Portfolios as noted below, pursuant to which the Adviser has agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses. In addition, the Board noted that the Adviser effected fee reductions in 2011 with respect to several Portfolios.

With respect to each sub-advised Portfolio, the Board also compared the sub-advisory fees paid by the Adviser to fees charged by the Portfolio’s Sub-Adviser to manage other sub-advised portfolios and portfolios not subject to regulation under the 1940 Act, such as separate accounts, as applicable. The Board considered the fee comparisons in light of the differences required to manage different types of accounts.

With respect to the Van Kampen Comstock Portfolio, the Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the normalized median of the Expense Group at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were slightly above the average of the Sub-advised Expense Group at the Portfolio’s current size. The Board also noted that the Adviser had recently negotiated a reduction to the Portfolio’s sub-advisory fee schedule through the implementation of an additional breakpoint and that the Adviser agreed to waive a corresponding portion of its advisory fee in order for shareholders to benefit from the additional breakpoint being implemented at the sub-advisory fee level effective January 1, 2012. After consideration of all relevant factors, the Board concluded that the advisory and sub-advisory fees are consistent with industry norms and are fair and reasonable in light of the services to be provided.

Profitability. The Board examined the profitability of the Adviser on an aggregate basis with respect to all Portfolios, as well as on a Portfolio-by-Portfolio basis. With respect to the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board noted that the advisory fee is in addition to the fees received by the Adviser and its affiliates with regard to the other Portfolios of the Trust or of Metropolitan Series Fund, Inc., in which the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio may invest. In considering the profitability to the Adviser from the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio, the Board took into consideration the profitability to the Adviser of the funds underlying the Asset Allocation Portfolios and Met/Franklin Templeton Founding Strategy Portfolio. With respect to the other Portfolios, the Board noted that a component of profitability of the Adviser was the margin between the sub-advisory fees that the Adviser receives from the Trust and the portion of those fees paid to the Sub-Advisers. In this regard, the Board took into account certain comparative information in the Lipper report, as well as management’s discussion of the same. The Board also reviewed the Adviser’s unaudited income statements and balance sheet information supplied by the Adviser regarding costs borne by the Adviser’s affiliates that support the operations of the Adviser but are not reflected on the unaudited income statements of the Adviser, as well as considered the profitability of the insurance products, the function of which is supported in part by the Adviser’s revenues under the Advisory Agreement, and other information and analysis prepared by the Adviser. With respect to the American Funds Bond Portfolio, American Funds Growth Portfolio, American Funds Growth-Income Portfolio, American Funds Global Small Capitalization Portfolio and American Funds International Portfolio, the Board noted that the Adviser currently does not receive an advisory fee. The Board also considered that the Distributor, MetLife Investors Distribution Company, receives Rule 12b-1 payments to support the distribution of the products. The Board concluded after extensive discussions with management that the profitability of the Adviser and its affiliates from their relationship with each Portfolio was reasonable in light of all relevant factors.

In considering the profitability to the Sub-Advisers and their affiliates of their relationships with the Portfolios, the Board noted that the fees under the Sub-Advisory Agreements were paid by the Adviser out of the advisory fees that it receives under the Advisory Agreement. The Board also relied on the ability of the Adviser to negotiate the Sub-Advisory Agreements and the fees thereunder at arm’s length. The Board reviewed portfolio specific data with regard to the profitability of the Portfolios to each Sub-Adviser, as available, and analyzed the reasonableness of such profitability finding no indication of excessive profitability. However, the Board placed more reliance on the fact that the Sub-Advisory Agreement was negotiated at arm’s length and that the advisory fee was paid by the Adviser than on Sub-Adviser profitability.

Economies of scale. The Board also considered the effect of the Portfolios’ growth in size on their performances and fees. The Board noted that the fee schedules for most of the Portfolios contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with advisory fee schedules containing breakpoints generally reflect the inclusion of breakpoints in the sub-advisory fee schedule for such Portfolios. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different

23

MET INVESTORS SERIES TRUST

Van Kampen Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. Among other data, the Board examined the effect of each Portfolio’s growth in size on various fee schedules and reviewed the Lipper and Bobroff Reports, which compared fee schedules among peers. The Board also took into account that the Sub-Adviser fees are paid by the Adviser out of the advisory fee. The Board also noted that if the Portfolios’ assets increase over time, the Portfolios may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

With respect to the Van Kampen Comstock Portfolio, the Board noted that the Portfolio’s advisory fee and sub-advisory fee each contains breakpoints that reduce the advisory fee rate on assets above certain specified asset levels. The Board considered the fact that the Portfolio’s fee levels decline as portfolio assets increase. The Board noted that the Portfolio’s management fees are below the asset-weighted average of comparable funds at all asset levels. The Board concluded that the advisory fee structure for the Portfolio, including breakpoints, was reasonable and appropriately reflects potential economies of scale.

Other factors. As part of its evaluation of the Adviser’s compensation, the Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trust. Among them, the Board recognized that an affiliate of the Adviser, MetLife Investors Distribution Company, serves as the Distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate it for providing shareholder services and selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board also considered that affiliates of the Adviser may benefit from certain indirect tax benefits relating to dividend received deductions and foreign tax credits. The Board concluded that ancillary benefits accruing to the Adviser and its affiliates by virtue of the Adviser’s relationship with the Portfolios are fair and reasonable in light of the costs of providing investment management and other services to the Portfolios and the ongoing commitment of the Adviser to the Portfolios.

The Board considered other benefits that may be realized by each Subadviser and its affiliates from their relationship with the Trust, including the opportunity to provide advisory services to additional portfolios of the Trust and reputational benefits. The Board concluded that the benefits accruing to the Subadvisers and their affiliates by virtue of the Subadvisers’ relationships to the Portfolios are fair and reasonable in light of the costs of providing investment advisory services to the Portfolios and the ongoing commitment of the Subadvisers to the Portfolios.

The Board considered any possible conflicts of interest in the form of material benefits or detriments to the Trust resulting from the nature of the Trust’s and the Adviser’s or the Subadvisers’ affiliations. Here, the Board considered possible conflicts of interest that may arise between the Trust and the Adviser or a Subadviser in connection with the services provided to the Trust and the various relationships that they and their affiliates may have with the Trust. The Board considered the procedures for monitoring and managing such potential conflicts.

Conclusion. In considering the renewal of each of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. The Board evaluated all information available to them on a Portfolio-by-Portfolio basis, and their determinations were made separately with respect to each Portfolio. Based on all of the above-mentioned considerations, and the recommendations of management, the Board, including a majority of the Independent Trustees, determined that approval of the Advisory Agreement and the Sub-Advisory Agreements was in the best interests of each Portfolio. After full consideration of these and other factors, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, approved the Advisory Agreement and the Sub-Advisory Agreement with respect to each Portfolio.

24

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Mr. Daniel A. Doyle, Ms. Susan C. Gause and Mr. Jack R. Borsting have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“D&T”), the registrant’s principal accountant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by D&T for the audit of the registrant’s annual financial statements and for services that are normally provided by D&T in connection with statutory and regulatory filings for the fiscal years ended December 31, 2010 and December 31, 2011 were $1,476,140 and $1,867,450, respectively.

(b) Audit-Related Fees

The registrant was not billed any fees by D&T for the fiscal years ended December 31, 2010 and December 31, 2011 for assurance and related services that were reasonably related to the performance of the audit of the registrant’s financial statements.

During the fiscal years ended December 31, 2010 and December 31, 2011, no fees for assurance and related services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(c) Tax Fees

The aggregate fees billed for professional services rendered by D&T for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2010 and December 31, 2011 were $289,000 and $317,075, respectively.

During the fiscal years ended December 31, 2010 and December 31, 2011, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by D&T to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d) All Other Fees

The registrant was not billed for any other products or services provided by D&T for the fiscal years ended December 31, 2010 and December 31, 2011 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2010 and December 31, 2011, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by D&T to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1) The audit committee of the registrant adopted Pre-Approval Procedures for Audit and Non-Audit Services (the “Procedures”) on August 9, 2007, as amended May 21, 2010 and February 14, 2011, which set forth the policies and procedures pursuant to which services to be performed by the auditor may be pre-approved.

A.	Regular Pre-Approval Procedures

Except as provided in Paragraph B of the Procedures, the Audit Committee shall pre-approve at its regularly scheduled meetings the audit, audit-related, tax and other non-audit services to be rendered by the Auditor to the Trust (“Fund Services”) and certain non-audit services to be rendered by the Auditor to the Covered Affiliates (“Fund-Related Adviser Services”) which require pre-approval by the Audit Committee. In connection with such pre-approvals, the Auditor, or the Treasurer, with the assistance of the Auditor, shall provide the Audit Committee with a report containing information about each type of service to be pre-approved at the meeting, an explanation of why the service is being performed, and projected fees.

Pursuant to the Trust’s Audit Committee Charter, the Audit Committee shall specifically approve the engagement of the Auditor to annually audit and provide its opinion on the financial statements of the Trust’s portfolios (the “Portfolios”). The engagement of the Auditor to provide the Fund Services that are listed on Appendix B to these Procedures, however, which include services customarily required by one or more of the Portfolios in the ordinary course of their operations, is hereby approved by the Audit Committee. Similarly, the engagement of the Auditor to provide the Fund-Related Adviser Services listed on Appendix C to these Procedures, which include services customarily required by one or more Covered Affiliates in the ordinary course of their operations, is hereby approved by the Audit Committee. The engagement of the Auditor to provide any other Fund Services or Fund-Related Adviser Services shall require prior approval by the Audit Committee and/or Chairman or another member of the Audit Committee in accordance with these Procedures.

The Auditor shall notify the Chairman of the Audit Committee as soon as practicable regarding its engagement to provide the Fund Services and Fund-Related Adviser Services listed on Appendix B and Appendix C, respectively. The Auditor and/or the Treasurer shall report to the Audit Committee at its next regularly scheduled meeting regarding all Fund Services and Fund-Related Adviser Services initiated since the last such report was rendered, including a general description of the services and projected fees, and the means by which such Fund Services and Fund-Related Adviser Services were approved by the Audit Committee (including those listed on Appendix B or Appendix C).

B.	Interim Pre-Approval Procedures

If, in the opinion of the Treasurer, a proposed engagement needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized under these Procedures to pre-approve the engagement (a “Designated Member”). Such proposed engagement may include the provision of services listed in Appendix B and Appendix C insofar as the amount to be paid to the Auditor would exceed the dollar amount listed in Appendix B and Appendix C. In each such case, the Treasurer first will ask the Chairman of the Audit Committee to act as the Designated Member. If the Chairman of the Audit Committee is not available, the Treasurer will ask the Lead Independent Trustee of the Trust, and if he or she is not available, the Treasurer may ask any other member of the Audit Committee to act as Designated Member. The Treasurer will arrange for this engagement, coordinate with the Designated Member and provide, with the assistance of the Auditor, information about the service to be pre-approved. The Auditor may not commence the engagement under consideration until the Treasurer has indicated that pre-approval has been obtained from the Designated Member. The Designated Member who pre-approves any engagements in between regularly scheduled Audit Committee meetings must report any pre-approval decisions to the Audit Committee at its next regularly scheduled meeting.

C.	Internal Controls

The Audit Committee expects the Auditor to implement and maintain effective internal controls to: (1) monitor the Auditor’s independence; (2) prevent the Auditor from providing any impermissible non-audit services to the Portfolios; and (3) prevent the Auditor from providing any Fund Services or Fund-Related Adviser Services without first obtaining assurances that any pre-approval required by these Procedures or by law or regulation has been obtained.

The Audit Committee also expects Fund management to develop, implement and maintain effective internal controls with respect to (2) and (3) above.

D.	Scope of Procedures

These Procedures shall apply to both direct and indirect engagements of the Auditor. Indirect engagements are situations in which the Auditor is engaged by a service provider to a Fund or Covered Affiliate at a Covered Affiliate’s explicit or implicit direction or recommendation (e.g., the engagement of the Auditor by counsel to an Adviser Entity to provide services relating to a Fund or Covered Affiliate).

E.	Amendments; Annual Approval by Audit Committee

The Audit Committee may amend these Procedures from time to time. Prompt notice of any amendments will be provided to the Auditor and Trust management. The Audit Committee shall review and approve these Procedures at least annually. Each approval of these Procedures shall be deemed to constitute a new prospective approval of those services listed in Appendix B and Appendix C as of the date of such approval.

(2) None of the services described under the categories, “Audit Related Fees,” “Tax Fees” or “All Other Fees,” were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The registrant, MetLife Advisers, LLC, the registrant’s investment adviser, and any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant were not billed for any aggregate non-audit fees by D&T for the fiscal years ended December 31, 2010 and December 31, 2011.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant’s President, and Jeffrey A. Tupper, the registrant’s Chief Financial Officer and Treasurer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Procedures”) and evaluated their effectiveness. Based on their review, Ms. Forget and Mr. Tupper determined that the Procedures adequately ensure that information required to be disclosed by the registrant on Form N-CSR and Form N-Q is recorded, processed, summarized and reported within the time periods required by the Securities and Exchange Commission.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President

Date:	March 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Elizabeth M. Forget
Elizabeth M. Forget
President

Date:	March 9, 2012

By:	/s/ Jeffrey A. Tupper
Jeffrey A. Tupper
Chief Financial Officer and Treasurer

Date:	March 9, 2012